UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08894

JNL Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.   Report to Shareholders

ANNUAL REPORT

December 31, 2014

• JNL® Series Trust

• JNL Variable Fund LLC

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies Variable Annuity®, Fifth Third Perspective, Retirement Latitudes®, Elite Access®, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Investor VUL (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

JNL Series Trust and JNL Variable Fund LLC

December 31, 2014

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2014, together with Management’s Discussion of Fund Performance for each of the Funds.

After a challenging start to 2014, the U.S. economy showed signs of continued improvement over the course of the year. After contracting by 2.1% in the 1st quarter due in part to extreme cold weather across much of the nation, U.S. gross domestic product growth accelerated to an annualized rate of 4.6% in the 2nd quarter and 5.0% in the 3rd quarter, a pace of growth not seen since 2003. The unemployment rate dropped to six-year lows, falling from 6.7% to 5.6%, while an estimated 242,000 new jobs were added each month. The housing market continued its rebound, albeit at a slower pace of growth than 2013. As a result of the mostly strong U.S. data, consumer confidence increased to levels not seen since 2007. Amid the improvement in the economic landscape in the U.S., the U.S. Federal Reserve (“Fed”) announced the conclusion of its quantitative easing program, better known as QE3.

Against this backdrop, U.S. equities, as measured by the Russell 3000 Index, gained 12.56% while setting new record highs and marking their sixth consecutive year of gains. All major equity sectors were positive for the year, with the exception of energy. The market’s advance was led by large cap equities, as evidenced by the 13.24% return of the Russell 1000 Index, compared with the 4.89% return for the Russell 2000 Index, a proxy for small cap equities. Value and growth equities posted similar gains for the year, as the Russell 3000 Value Index and Russell 3000 Growth Index gained 12.70% and 12.44%, respectively.

Despite the continued growth in the U.S., most international markets were hampered by slowing growth, geopolitical tensions, falling commodity prices and deflation in some areas, including the Eurozone. Growth was also mixed for emerging market countries. China, now the world’s largest economy, once again produced strong economic growth during the year, as real GDP grew by an estimated 7.3%. Meanwhile, Russia suffered from slowing growth and a sharply weaker currency as a result of lower energy prices and economic sanctions from the U.S. and Europe. International equities, as measured by the MSCI All Country World ex-U.S. Index, returned -3.87%, including -2.19% for emerging markets equities and -4.32% for developed market equities. While the index returned 6.05% in local currency terms, international equities were negatively impacted by a stronger U.S. Dollar resulting from stronger growth in the U.S. and increasing policy divergence between the Fed, European Central Bank, and Bank of Japan.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, enjoyed a surprisingly strong year, returning 5.97%. Despite near consensus expectations of rising interest rates by economists and market participants, long-term Treasury yields fell sharply due to the convergence of several factors, including collapsing yields in Europe, below-expected inflation and increased pension demand. Most sectors within the fixed income markets produced gains during the year, although high yield bonds underperformed due to rising credit concerns which were exacerbated by a sharp drop in oil prices late in the year. Non-U.S. Dollar denominated strategies significantly underperformed as the U.S. Dollar strengthened against most currencies.

Alternative investments, as measured by the Credit Suisse Hedge Fund Index, gained 4.13% during the year. Among the best performing alternative strategies were managed futures, long/short equity and global macro. Among the worst performing strategies were commodities, event-driven, merger arbitrage and short-biased equities.

Looking ahead to 2015, we expect to see divergent paths in economic growth and monetary policy across the globe. The U.S. and UK recoveries should continue to progress, and we expect monetary policies to begin to normalize in those countries, while the Eurozone and Japan are faced with anemic growth and potential for deflation, likely resulting in an expansion of their quantitative easing programs. We also expect dispersion in emerging markets due to differences in economic reforms and challenging conditions for countries more tied to commodity prices that remain under pressure.

These divergent trends in the macro environment could lead to greater volatility in 2015. While that can cause gyrations in returns over the short term, it could also present opportunities for active managers to take advantage of valuation anomalies.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Blue Chip Income and Growth Fund

Portfolio Composition†:
Domestic Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/American Funds Blue Chip Income and Growth Fund outperformed its benchmark by posting a return of 14.99% for Class A shares compared to 13.69% for the S&P 500 Index.

The Fund seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Bond Fund

Portfolio Composition†:
Global Fixed Income	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/American Funds Global Bond Fund outperformed its benchmark by posting a return of 1.17% for Class A shares compared to 0.59% for the Barclays Global Aggregate Bond Index.

The Fund seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Small Capitalization Fund

Portfolio Composition†:
Global Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, the JNL/American Funds Global Small Capitalization Fund outperformed its benchmark by posting a return of 1.80% for Class A shares compared to 1.78% for the MSCI All Country World Small Cap Index.

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series – Global Small Capitalization FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth-Income Fund

Portfolio Composition†:
Domestic Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/American Funds Growth-Income Fund underperformed its benchmark by posting a return of 10.19% for Class A shares compared to 13.69% for the S&P 500 Index.

The Fund seeks long term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth Income FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Master Feeder Funds (continued) Capital Research and Management Company (Unaudited)

JNL/American Funds International Fund

Portfolio Composition†:
International Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/American Funds International Fund outperformed its benchmark by posting a return of -3.04% for Class A shares compared to -3.87% for the MSCI All Country World ex USA Index.

The Fund seeks long term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds New World Fund

Portfolio Composition†:
Emerging Markets Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/American Funds New World Fund underperformed its primary benchmark by posting a return of -8.21% for Class A shares compared to 4.17% for the MSCI All Country World Index and underperformed its other benchmark, the MSCI Emerging Markets Index, which returned -2.19%.

The Fund seeks long term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Master Feeder Funds (continued) Capital Research and Management Company (Unaudited)

JNL/American Funds Blue Chip Income and Growth Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	14.99%
Since Inception	13.06%
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	15.27%
Since Inception	13.29%
(Inception date May 3, 2010)

JNL/American Funds Global Bond Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	1.17%
Since Inception	2.70%
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	1.40%
Since Inception	2.97%
(Inception date May 3, 2010)

JNL/American Funds Global Small Capitalization Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	1.80%
Since Inception	7.14%
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	2.05%
Since Inception	7.36%
(Inception date May 3, 2010)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/American Funds Master Feeder Funds (continued) Capital Research and Management Company (Unaudited)

JNL/American Funds Growth-Income Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	10.19%
Since Inception	12.73%
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	10.41%
Since Inception	12.94%
(Inception date May 3, 2010)

JNL/American Funds International Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-3.04%
Since Inception	5.45%
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-2.80%
Since Inception	5.69%
(Inception date May 3, 2010)

JNL/American Funds New World Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-8.21%
Since Inception	3.29%
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-8.01%
Since Inception	3.51%
(Inception date May 3, 2010)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL Institutional Alt Funds Jackson National Asset Management, LLC (Unaudited)

Market Summary: After a rough start to 2014 for the U.S. economy and the stock market, the U.S. economy continued to gain momentum during the year, resulting in continued growth, six-year lows in the unemployment rate and the conclusion of its third round of quantitative easing (“QE3”), all of which culminated in strong U.S. equity returns. U.S. equities, as represented by the Russell 3000 Index, gained 12.56% in 2014, marking their sixth consecutive year of gains. Large cap equities significantly outperformed small cap equities, while value and growth equities posted similar returns.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, had a surprisingly strong year, returning 5.97%. Despite expectations of rising interest rates by many economists and market participants, long term interest rates fell sharply due to low yields worldwide, below-expected inflation, and heightened demand from investors. Most sectors within the fixed income markets were positive during the year, although high yield bonds underperformed due to rising credit concerns. Non-U.S. dollar denominated strategies also significantly underperformed as the dollar strengthened against most currencies.

Despite the continued growth in the U.S., most international markets remained troubled by lack of growth, geopolitical tensions, falling commodity prices, and even deflation in some areas. International equities, as represented by the MSCI All Country World ex USA Index, returned -3.87% during the year, including -2.19% for emerging market equities, as measured by the MSCI Emerging Markets Index, and -4.32%, as measured by the MSCI EAFE + Canada Index for developed market equities. While the MSCI All Country World ex USA Index returned 6.05% in local currency terms, international equities were negatively impacted by a stronger U.S. dollar resulting from stronger growth in the U.S. and increasing policy divergence between central banks.

Alternative investments, as measured by the Credit Suisse Hedge Fund Index, returned 4.13% during the year. Among the best performing alternative strategies were managed futures, long/short equity and global macro. Among the worst performing strategies were commodities, merger arbitrage and short biased equities.

JNL Institutional Alt Funds

Portfolio Manager Commentary: The investment objective of JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund and JNL Institutional Alt 65 Fund (collectively “JNL Institutional Alt Funds”) is long term growth of capital and income through investment in other funds. Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Curian Variable Series Trust. Each JNL Institutional Alt Fund has a target percentage allocation among the Underlying Funds that are categorized as investing in traditional asset classes and non-traditional asset classes. The Schedule of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL Institutional Alt Funds are structured in order of priority to fulfill three primary roles: navigate a rising rate environment; provide variable exposure to equity beta; and tactical deployment of inflation defense.

During the year, the Funds reduced exposure of some underlying index funds in favor of high conviction, actively managed strategies within the alternatives, equities, and fixed income asset classes. Several Underlying Funds were reduced or eliminated from the JNL Institutional Alt Funds, including Curian/The Boston Company Multi-Alpha Market Neutral Fund, JNL/Mellon Capital Global Alpha Fund and JNL/Mellon Capital Value Line 30 Fund. Strategic allocations to commodities were further reduced in the absence of inflationary pressures. Within fixed income, the Funds reduced overall interest rate risk in favor of credit risk.

The Funds added positions in newly launched Funds, including JNL/Boston Partners Global Long Short Equity Fund, Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund and JNL/Scout Unconstrained Bond Fund. In addition, the Funds added new exposure to several existing high conviction Funds, including JNL/T. Rowe Price Value Fund and JNL/PPM America Total Return Fund. At year end, the Funds remain roughly neutral to alternatives, equities and fixed income, relative to their blended benchmarks.

JNL Institutional Alt 20 Fund

Portfolio Composition†:

Domestic Equity	29.8%
Domestic Fixed Income	21.6
Alternative	19.4
International Equity	13.5
Global Fixed Income	8.7
Emerging Markets Equity	4.4
Global Equity	2.1
International Fixed Income	0.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

JNL Institutional Alt 20 Fund allocates approximately 80% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 20% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investment categories, the Fund typically allocates approximately 20%-40% of its assets in Underlying Funds investing in fixed income securities, 20%-40% of its assets in Underlying Funds investing in U.S. equity securities and 5%-30% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2014, JNL Institutional Alt 20 Fund underperformed its primary benchmark by posting a return of 2.21% for Class A shares compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 4.77% for the 20% Credit Suisse Hedge Fund Index, 50% MSCI All Country World Index and 30% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -256 basis points (“bps”). The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted a total of -208 bps. The most significant individual detractors were JNL/Mellon Capital S&P 24 Fund (5.18%, -830 bps underperformance), Curian/Franklin Templeton Frontier Markets Fund (-14.98%, -2,182 bps underperformance), JNL/Franklin Templeton Global Growth Fund (-2.36%, -730 bps underperformance) and JNL/Mellon Capital S&P SMid 60 Fund (3.50%, -627 bps underperformance). Also detracting from relative performance were the Fund’s overweight exposures to global bonds, high yield bonds, bank loans, mid-cap equities, small cap equities and commodities, all of which significantly underperformed their broad market indices and detracted -70 bps.

The primary contributors to relative performance were the Fund’s underweight to international equities, along with strong relative performance from Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (4.73%, 470 bps outperformance), JNL/AQR Managed Futures Strategy Fund (9.09%, 906 bps outperformance) and Curian Focused International Equity Fund (-0.94%, 293 bps outperformance).

JNL Institutional Alt 35 Fund

Portfolio Composition†:

Alternative	34.3%
Domestic Equity	22.6
Domestic Fixed Income	18.1
International Equity	12.3
Global Fixed Income	6.8
Emerging Markets Equity	3.8
Global Equity	1.8
International Fixed Income	0.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

JNL Institutional Alt 35 Fund allocates approximately 65% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates

JNL Institutional Alt Funds (continued) Jackson National Asset Management, LLC (Unaudited)

approximately 35% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investment categories, the Fund typically allocates approximately 15%-35% of its assets in Underlying Funds investing in fixed income securities, 15%-35% of its assets in Underlying Funds investing in U.S. equity securities and 5%-25% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2014, JNL Institutional Alt 35 Fund underperformed its primary benchmark by posting a return of 1.90% for Class A shares compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 4.67% for the 35% Credit Suisse Hedge Fund Index, 40% MSCI All Country World Index and 25% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -277 bps. The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted a total of -175 bps. The most significant individual detractors were JNL/Mellon Capital S&P 24 Fund (5.18%, -830 bps underperformance), Curian/Franklin Templeton Frontier Markets Fund (-14.98%, -2,182 bps underperformance), JNL/Brookfield Global Infrastructure and MLP Fund (7.35%, -828 bps underperformance) and JNL/Franklin Templeton Global Growth Fund (-2.36%, -730 bps underperformance). Also detracting from relative performance were the Fund’s overweight exposures to global bonds, high yield bonds, bank loans, mid-cap equities, small cap equities and commodities, all of which significantly underperformed their broad market indices and detracted -94 bps.

The primary contributors to relative performance were the Fund’s underweight to international equities, along with strong relative performance from Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (4.73%, 470 bps outperformance), JNL/AQR Managed Futures Strategy Fund (9.09%, 906 bps outperformance) and Curian Focused International Equity Fund (-0.94%, 293 bps outperformance).

JNL Institutional Alt 50 Fund

Portfolio Composition†:

Alternative	49.0%
Domestic Equity	17.4
Domestic Fixed Income	14.5
International Equity	9.5
Global Fixed Income	5.6
Emerging Markets Equity	2.8
Global Equity	1.1
International Fixed Income	0.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

JNL Institutional Alt 50 Fund allocates approximately 50% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 50% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investment categories, the Fund typically allocates approximately 10%-30% of its assets in Underlying Funds investing in fixed income securities, 10%-35% of its assets in Underlying Funds investing in U.S. equity securities and 5%-20% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2014, JNL Institutional Alt 50 Fund underperformed its primary benchmark by posting a return of 1.86% for Class A shares compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 4.57% for the 50% Credit Suisse Hedge Fund Index, 30% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -271 bps. The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted a total of -117 bps. The most significant individual detractors were JNL/Mellon Capital S&P 24 Fund (5.18%, -830 bps underperformance), Curian/Franklin Templeton Frontier Markets Fund (-14.98%, -2,182 bps underperformance), JNL/Brookfield Global Infrastructure and MLP Fund (7.35%, -828 bps underperformance) and JNL/Franklin Templeton Global Growth Fund (-2.36%, -730 bps underperformance). Also detracting from relative performance were the Fund’s overweight exposures to global bonds, high yield bonds, bank loans, mid-cap equities, small cap equities and commodities, all of which significantly underperformed their broad market indices and detracted -87 bps.

The primary contributors to relative performance were the Fund’s underweight to international equities, along with strong relative performance from Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (4.73%, 470 bps outperformance), JNL/AQR Managed Futures Strategy Fund (9.09%, 906 bps outperformance), Curian/Van Eck International Gold Fund (-6.13%, 805 bps outperformance) and Curian Focused International Equity Fund (-0.94%, 293 bps outperformance).

JNL Institutional Alt 65 Fund

Portfolio Composition†:

Alternative	64.6%
Domestic Equity	13.4
International Equity	8.8
Domestic Fixed Income	7.5
Global Fixed Income	2.6
Emerging Markets Equity	2.0
Global Equity	1.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

JNL Institutional Alt 65 Fund allocates approximately 35% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 65% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investment categories, the Fund typically allocates approximately 5%-20% of its assets in Underlying Funds investing in fixed income securities, 5%-25% of its assets in Underlying Funds investing in U.S. equity securities and 0%-15% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2014, JNL Institutional Alt 65 Fund underperformed its primary benchmark by posting a return of 1.64% for Class A shares compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 4.37% for the 65% Credit Suisse Hedge Fund Index, 25% MSCI All Country World Index and 10% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -273 bps. The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted a total of -95 bps. The most significant individual detractors were JNL/Mellon Capital S&P 24 Fund (5.18%, -830 bps underperformance), Curian/Franklin Templeton Frontier Markets Fund (-14.98%, -2,182 bps underperformance), JNL/Brookfield Global Infrastructure and MLP Fund (7.35%, -828 bps underperformance) and Curian/Franklin Templeton Natural Resources Fund (-20.60%, -1,083 bps underperformance). Also detracting from relative performance were the Fund’s overweight exposures to global bonds, high yield bonds, bank loans, mid-cap equities, small cap equities and commodities, all of which significantly underperformed their broad market indices and detracted -76 bps.

The primary contributors to relative performance were the Fund’s underweight to international equities, along with strong relative performance from Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (4.73%, 470 bps outperformance), JNL/AQR Managed Futures Strategy Fund (9.09%, 906 bps outperformance), Curian/Van Eck International Gold Fund (-6.13%, 805 bps outperformance) and Curian Focused International Equity Fund (-0.94%, 293 bps outperformance).

JNL Institutional Alt Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 20 Fund (Class A)

[1]	20% Credit Suisse Hedge Fund Index, 50% MSCI All Country World Index, 30% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the MSCI All Country World Index to the Dow Jones Moderate Index because the Dow Jones Moderate Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its blended benchmark from the 60% MSCI All Country World Index, 40% Barclays U.S. Aggregate Bond Index to the 20% Credit Suisse Hedge Fund Index, 50% MSCI All Country World Index, 30% Barclays U.S. Aggregate Bond Index because the new blended benchmark better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns for Class A Shares
1 Year	2.21%
5 Year	7.34%
Since Inception	10.94%
(Inception date April 6, 2009)

JNL Institutional Alt 35 Fund (Class A)

[1]	35% Credit Suisse Hedge Fund Index, 40% MSCI All Country World Index, 25% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the MSCI All Country World Index to the Dow Jones Moderate Index because the Dow Jones Moderate Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its blended benchmark from the 70% MSCI All Country World Index, 30% Barclays U.S. Aggregate Bond Index to the 35% Credit Suisse Hedge Fund Index, 40% MSCI All Country World Index, 25% Barclays U.S. Aggregate Bond Index because the new blended benchmark better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns for Class A Shares
1 Year	1.90%
5 Year	7.01%
Since Inception	11.40%
(Inception date April 6, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Institutional Alt Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 50 Fund (Class A)

[1]	50% Credit Suisse Hedge Fund Index, 30% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the MSCI All Country World Index to the Dow Jones Moderate Index because the Dow Jones Moderate Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its blended benchmark from the 75% MSCI All Country World Index, 25% Barclays U.S. Aggregate Bond Index to the 50% Credit Suisse Hedge Fund Index, 30% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index because the new blended benchmark better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns for Class A Shares
1 Year	1.86%
5 Year	6.43%
Since Inception	11.35%
(Inception date April 6, 2009)

JNL Institutional Alt 65 Fund (Class A)

[1]	65% Credit Suisse Hedge Fund Index, 25% MSCI All Country World Index, 10% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the MSCI All Country World Index to the Dow Jones Moderate Index because the Dow Jones Moderate Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its blended benchmark from the 80% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index to the 65% Credit Suisse Hedge Fund Index, 25% MSCI All Country World Index, 10% Barclays U.S. Aggregate Bond Index because the new blended benchmark better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns for Class A Shares
1 Year	1.64%
5 Year	6.23%
Since Inception	11.73%
(Inception date April 6, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Fund of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Fund of Funds

Portfolio Manager Commentary: Each Fund seeks to achieve its objective by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a part of the American Funds Insurance Series®. The Schedule of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

There were no significant allocation changes made during the year. At year end, both the Funds were positioned with a roughly neutral allocation to equities and fixed income, relative to their blended benchmarks. Within equities, the Funds are positioned with a modest overweight towards domestic large cap equities. In addition, the Funds are positioned with a modest tilt towards growth equities, which is primarily a function of how the Underlying Funds are managed. Within fixed income, the Funds remain overweight to high yield bonds and global bonds.

JNL/American Funds Balanced Allocation Fund

Portfolio Composition†:

Domestic Equity	32.2%
Domestic Fixed Income	32.1
Global Equity	17.5
Global Fixed Income	8.0
Emerging Markets Equity	7.4
International Equity	2.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/American Funds Balanced Allocation Fund is to seek a balance between current income and growth of capital. The Fund allocates approximately 50% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 50% to Underlying Funds that invest primarily in fixed income securities.

For the year ended December 31, 2014, JNL/American Funds Balanced Allocation Fund underperformed its primary benchmark by posting a return of 4.26% for Class A shares compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 4.96% for the 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -70 bps. The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks. Underlying Fund underperformance detracted a total of -143 bps from overall relative performance. The most significant individual detractors were American Funds Insurance Ser-

ies – Growth Fund (8.79%, -490 bps underperformance), American Funds Insurance Series – New World Fund (-8.21%, -602 bps underperformance), and American Funds Insurance Series – Growth-Income Fund (10.19%, -350 bps underperformance). Other detractors include the Fund’s overweight positions in global bonds and high yield bonds, which detracted -78 bps from relative performance.

The primary contributor to relative performance was the Fund’s overweight to large cap domestic equities relative to the blended benchmark. The Fund’s overweight positions in American Funds Insurance Series – Growth Fund, American Funds Insurance Series – Growth-Income Fund, and American Funds Insurance Series – Blue Chip Income & Growth Fund contributed roughly 230 bps to relative performance.

JNL/American Funds Growth Allocation Fund

Portfolio Composition†:

Domestic Equity	39.4%
Global Equity	25.4
Domestic Fixed Income	13.4
Emerging Markets Equity	10.4
Global Fixed Income	6.7
International Equity	4.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/American Funds Growth Allocation Fund is to seek capital growth with secondary emphasis on current income. The Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities and 0% to

30% to Underlying Funds that invest primarily in fixed income securities.

For the year ended December 31, 2014, JNL/American Funds Growth Allocation Fund underperformed its primary benchmark by posting a return of 4.07% for Class A shares compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 4.58% for the 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -51 bps. The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks. Underlying Fund underperformance detracted a total of -169 bps from overall relative performance. The most significant individual detractors were American Funds Insurance Series – Growth Fund (8.79%, -490 bps underperformance), American Funds Insurance Series – New World Fund (-8.21%, -602 bps underperformance), and American Funds Insurance Series – Growth-Income Fund (10.19%, -350 bps underperformance). Other detractors include the Fund’s overweight positions in global bonds and high yield bonds, which detracted -55 bps from relative performance.

The primary contributor to relative performance was the Fund’s overweight to large cap domestic equities relative to the blended benchmark. The Fund’s overweight positions in American Funds Insurance Series – Growth Fund, American Funds Insurance Series – Growth-Income Fund, and American Funds Insurance Series – Blue Chip Income & Growth Fund contributed roughly 258 bps to relative performance.

JNL/American Funds Fund of Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Balanced Allocation Fund (Class A)

[1]	60% MSCI All Country World Index, 40% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the Russell 3000 Index to the Dow Jones Moderate Index because the Dow Jones Moderate Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its blended benchmark from the 40% Russell 3000 Index, 20% MSCI All Country World ex USA Index, 40% Barclays U.S. Aggregate Bond Index to the 60% MSCI All Country World Index, 40% Barclays U.S. Aggregate Bond Index because the new blended benchmark better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns* for Class A Shares
1 Year	4.26%
Since Inception	8.78%
(Inception date April 30, 2012)

JNL/American Funds Growth Allocation Fund (Class A)

[1]	80% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the Russell 3000 Index to the Dow Jones Moderately Aggressive Index because the Dow Jones Moderately Aggressive Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its blended benchmark from the 50% Russell 3000 Index, 30% MSCI All Country World ex USA Index, 20% Barclays U.S. Aggregate Bond Index to the 80% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index because the new blended benchmark better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns* for Class A Shares
1 Year	4.07%
Since Inception	10.74%
(Inception date April 30, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL Disciplined Funds Jackson National Asset Management, LLC (Unaudited)

JNL Disciplined Funds

Portfolio Manager Commentary: Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a part of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Curian Variable Series Trust. The Schedule of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

The JNL Disciplined Funds were positioned with a roughly neutral allocation to equities and fixed income, relative to their blended benchmarks. Within equities, the Funds remain modestly overweight to domestic equities and underweight international equities. Within fixed income, the Funds remain underweight to government bonds and overweight to corporate bonds, bank loans and non-U.S. bonds. During the year, the Fund reduced its overweight to small cap and mid cap equities, while also reducing their overweight exposure to emerging markets equities. Within fixed income, the Funds reduced overall interest rate risk and currency risk in favor of credit risk. The Funds established positions in newly launched Funds, including JNL/S&P International 5 Fund, JNL/S&P Mid 3 Fund and JNL/Scout Unconstrained Bond Fund. The Funds eliminated their exposure to JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, and JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, while also reducing exposure to JNL/PIMCO Total Return Bond Fund.

JNL Disciplined Moderate Fund

Portfolio Composition†:

Domestic Equity	45.5%
Domestic Fixed Income	30.7
International Equity	10.2
Global Fixed Income	8.8
Emerging Markets Equity	4.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective for JNL Disciplined Moderate Fund is to seek capital growth. Current income is a secondary objective. The Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL Disciplined Moderate Fund performed in line with its primary benchmark by posting a return of 5.35% for Class A shares compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 6.58% for the 40% Russell 3000 Index, 20% MSCI All Country World ex USA Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -123 bps. The Fund’s underperformance was primarily attributable to its overweight exposure to global bonds, high yield bonds, bank loans, mid-cap equities and small cap equities, all of which significantly underperformed their broad market indices and detracted -129 bps from relative performance. Also contributing to the Fund’s underperformance was the underperformance of several Underlying Funds, relative to their respective benchmarks, which detracted a total of -58 bps from relative performance. The most significant individual detractors were JNL/S&P Competitive Advantage Fund (10.06%, -363 bps underperformance), JNL/Scout Unconstrained Bond Fund (-3.80%, -395 bps underperformance), JNL/Mellon Capital International Index Fund -6.08%, -118 bps underperformance) and JNL/PPM America High Yield Bond Fund (0.13%, -238 bps underperformance).

The primary contributors to relative performance were the Fund’s underweight to international equities, which contributed 51 bps to relative performance, along with strong relative performance from JNL/S&P Intrinsic Value Fund (18.04%, 435 bps outperformance), Curian/DoubleLine Total Return Fund (6.49%, 52 bps outperformance), JNL/PPM America Total Return Fund (6.06%, 9 bps outperformance) and JNL/Mellon Capital Pacific Rim 30 Fund (3.21%, 591 bps outperformance).

JNL Disciplined Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	54.1%
International Equity	17.5
Domestic Fixed Income	15.2
Emerging Markets Equity	8.7
Global Fixed Income	4.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective for JNL Disciplined Moderate Growth Fund is to seek capital growth and current income. The Fund allocates approximately 60% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 40% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL Disciplined Moderate Growth Fund underperformed its primary benchmark by posting a return of 5.06% for Class A shares compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 6.18% for the 50% Russell 3000 Index, 30% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -112 bps. The Fund’s underperformance was primarily attributable to its overweight exposure to global bonds, high yield bonds, bank loans, mid-cap equities and small cap equities, all of which significantly underperformed their broad market indices and detracted -88 bps from relative performance. Also contributing to the Fund’s underperformance was the underperformance of several Underlying Funds, relative to their respective benchmarks, which detracted a total of -54 bps from relative performance. The most significant individual detractors were JNL/S&P Competitive Advantage Fund (10.06%, -363 bps underperformance), JNL/Mellon Capital International Index Fund (-6.08%, -118 bps underperformance) and JNL/Mellon Capital Emerging Markets Index Fund (-3.69%, -150 bps underperformance).

The primary contributors to relative performance were the Fund’s underweight to international equities, which contributed 36 bps to relative performance, along with strong relative performance from JNL/S&P Intrinsic Value Fund (18.04%, 435 bps outperformance), JNL/Mellon Capital Pacific Rim 30 Fund (3.21%, 591 bps outperformance) and JNL/S&P Mid 3 Fund (14.10%, 477 bps outperformance).

JNL Disciplined Growth Fund

Portfolio Composition†:

Domestic Equity	57.6%
International Equity	20.1
Emerging Markets Equity	12.3
Domestic Fixed Income	7.0
Global Fixed Income	3.0

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective for JNL Disciplined Growth Fund is capital growth. The Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL Disciplined Growth Fund underperformed its primary benchmark by posting a return of 4.98% for Class A shares compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 5.97% for the 55% Russell 3000 Index, 35% MSCI All Country World ex USA Index and 10% Barclays U.S. Aggregate Bond Index.

JNL Disciplined Funds (continued) Jackson National Asset Management, LLC (Unaudited)

The Fund underperformed its blended benchmark by -99 bps. The Fund’s underperformance was primarily attributable to its overweight exposure to mid-cap equities, small cap equities, global bonds, high yield bonds and bank loans, all of which significantly underperformed their broad market indices and detracted -75 bps from relative performance. Also contributing to the Fund’s underperformance was the underperformance of several Underlying

Funds, relative to their respective benchmarks, which detracted a total of -42 bps from relative performance. The most significant individual detractors were JNL/S&P Competitive Advantage Fund (10.06%, -363 bps underperformance), JNL/Mellon Capital International Index Fund (-6.08%, -118 bps underperformance) and JNL/Mellon Capital Emerging Markets Index Fund (-3.69%, -150 bps underperformance).

The primary contributors to relative performance were the Fund’s underweight to international equities, which contributed 26 bps to relative performance, along with strong relative performance from JNL/S&P Intrinsic Value Fund (18.04%, 435 bps outperformance), JNL/Mellon Capital Pacific Rim 30 Fund (3.21%, 591 bps outperformance) and JNL/S&P Mid 3 Fund (14.10%, 477 bps outperformance).

JNL Disciplined Moderate Fund (Class A)

[1]	40% Russell 3000 Index, 20% MSCI All Country World ex USA Index, 40% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the Barclays U.S. Aggregate Bond Index to the Dow Jones Moderate Index because the Dow Jones Moderate Index better reflects the Fund’s diversified asset class exposure.

Average Annual Total Returns for Class A Shares
1 Year	5.35%
5 Year	9.36%
Since Inception	4.85%
(Inception date January 16, 2007)

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

JNL Disciplined Moderate Growth Fund (Class A)

[1]	50% Russell 3000 Index, 30% MSCI All Country World Index ex USA Index, 20% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the Barclays U.S. Aggregate Bond Index to the Dow Jones Moderately Aggressive Index because the Dow Jones Moderately Aggressive Index better reflects the Fund’s diversified asset class exposure.

Average Annual Total Returns for Class A Shares
1 Year	5.06%
5 Year	10.58%
Since Inception	4.44%
(Inception date January 16, 2007)

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Disciplined Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Disciplined Growth Fund (Class A)

[1]	55% Russell 3000 Index, 35% MSCI All Country World ex USA Index, 10% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the Barclays U.S. Aggregate Bond Index to the Dow Jones Moderately Aggressive Index because the Dow Jones Moderately Aggressive Index better reflects the Fund’s diversified asset class exposure.

Average Annual Total Returns for Class A Shares
1 Year	4.98%
5 Year	10.26%
Since Inception	3.58%
(Inception date January 16, 2007)

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Fund of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund

Portfolio Composition†:

Global Equity	66.6%
Domestic Balanced	33.4

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/Franklin Templeton Founding Strategy Fund is capital appreciation. The Fund seeks to achieve its objective by making approximately equal allocations of its assets and cash flows among the following Underlying Funds: JNL/Franklin Templeton Income Fund – its investment objective is to maximize income while maintaining prospects for capital appreciation; JNL/Franklin Templeton Global Growth Fund – its investment objective is long term capital growth; and JNL/Franklin Templeton Mutual Shares Fund – its investment objective is capital appreciation, which may occasionally be short term, and secondarily, income. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2014, JNL/Franklin Templeton Founding Strategy Fund underperformed its primary benchmark by posting a return of 2.67% for Class A shares compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 4.58% for the 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -191 bps. The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks. Manager underperformance detracted a total of -673 bps from overall relative performance. All three of the Underlying Funds underperformed their respective benchmark, including JNL/Franklin Templeton Income Fund (3.19%, -278 bps underperformance), JNL/Franklin Templeton Global Growth Fund (-2.36%, -730 bps underperformance) and JNL/Franklin Templeton Mutual Shares Fund (7.30%, -639 bps underperformance). The Fund’s overweight to domestic equities contributed 338 bps to relative performance.

JNL/Mellon Capital 10 x 10 Fund

Portfolio Composition†:

Domestic Equity	80.3%
Domestic Fixed Income	10.0
International Equity	9.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/Mellon Capital 10 x 10 Fund is capital appreciation and income. The Fund seeks to achieve its objective by investing in shares of the following Underlying Funds: 50% JNL/Mellon Capital JNL 5 Fund – its investment objective is total return through capital appreciation and dividend income; 10% JNL/Mellon Capital S&P 500 Index Fund – its investment objective is to match the performance of the S&P 500 Index to provide long term capital growth; 10% JNL/Mellon Capital S&P 400 Mid Cap Index Fund – its investment objective is to match the performance of the S&P 400 Mid Cap Index to provide long term capital growth by investing in equity securities of medium capitalization weighted domestic corporations; 10% JNL/Mellon Capital Small Cap Index Fund – its investment objective is to match the performance of the Russell 2000 Index to provide long term growth of capital by investing in equity securities of small to mid-size domestic companies; 10% JNL/Mellon Capital International Index Fund – its investment objective is to match the performance of the MSCI EAFE Index to provide long term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index; and 10% JNL/Mellon Capital Bond Index Fund – its investment objective is to match the performance of the Barclays U.S. Aggregate Bond Index to provide a moderate rate of income by investing in domestic fixed income investments. The Underlying Funds are a separate series of JNL Series Trust and Variable Fund. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2014, JNL/Mellon Capital 10 x 10 Fund underperformed its benchmark by posting a return of 8.26% for Class A shares compared to 12.56% for the Russell 3000 Index.

The Fund underperformed its benchmark by -430 bps. Among the primary contributors to the Fund’s relative underperformance were its overweight positions in fixed income, small cap equities and international equities, which detracted -65 bps, -76 bps and -176 bps, respectively. In addition, the relative underperformance of JNL/Mellon Capital JNL 5 Fund, which returned 11.32% and underperformed its benchmark by -237 bps, detracted -114 bps from relative performance. Each of the underlying index Funds, including JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 Mid Cap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital Bond Index Fund and JNL/Mellon Capital International Index Fund, slightly underperformed their respective benchmarks due to fees, detracting a total of 30 bps.

JNL/Mellon Capital Index 5 Fund

Portfolio Composition†:

Domestic Equity	61.0%
Domestic Fixed Income	19.7
International Equity	19.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/ Mellon Capital Index 5 is capital appreciation. The Fund seeks to achieve its objective by investing in approximately equal allocations in the following Underlying Funds: JNL/Mellon Capital S&P 500 Index Fund – its investment objective is to match the performance of the S&P 500 Index to provide long term capital growth; JNL/Mellon Capital S&P 400 Mid Cap Index Fund – its investment objective is to match the performance of the S&P 400 Mid Cap Index to provide long term capital growth by investing in equity securities of medium capitalization weighted domestic corporations; JNL/Mellon Capital Small Cap Index Fund – its investment objective is to match the performance of the Russell 2000 Index to provide long term growth of capital by investing in equity securities of small to mid-size domestic companies; JNL/Mellon Capital International Index Fund – its investment objective is to match the performance of the MSCI EAFE Index to provide long term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index; and JNL/Mellon Capital Bond Index Fund – its investment objective is to match the performance of the Barclays U.S. Aggregate Bond Index to provide a moderate rate of income by investing in domestic fixed income investments. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2014, JNL/Mellon Capital Index 5 Fund underperformed its benchmark by posting a return of 5.30% for Class A shares compared to 12.56% for the Russell 3000 Index.

The Fund underperformed its benchmark by -726 bps. Among the primary contributors to the Fund’s relative underperformance were its overweight positions in fixed income, small cap equities and international equities, which detracted -130 bps, -147 bps, and -355 bps, respectively. Each of the underlying index Funds, including JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 Mid Cap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital Bond Index Fund and JNL/Mellon Capital International Index Fund, slightly underperformed their respective benchmarks due to fees, detracting a total of -60 bps.

Fund of Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL/S&P 4 Fund

Portfolio Composition†:

Domestic Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/S&P 4 Fund is capital appreciation. The Fund seeks to achieve its objective by investing approximately equal allocations in the following Underlying Funds: JNL/S&P Competitive Advantage Fund – its investment objective is capital appreciation; JNL/S&P Dividend Income & Growth Fund – its investment objective is primarily capital apprecia-

tion with a secondary focus on current income; JNL/S&P Intrinsic Value Fund – its investment objective is capital appreciation; and JNL/S&P Total Yield Fund – its investment objective is capital appreciation. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2014, JNL/S&P 4 Fund outperformed its benchmark by posting a return of 14.40% for Class A shares compared to 13.69% for the S&P 500 Index.

The Fund outperformed its benchmark by 71 bps. Contributing to the Fund’s outperformance was the relative outperformance of the Underlying Funds relative to the S&P 500 Index. Three out of the four Underlying Funds outperformed the S&P 500 Index, including JNL/S&P Intrinsic Value Fund (18.04%, 435 bps outperformance), JNL/S&P Total Yield Fund (15.89%, 220 bps outperformance) and JNL/S&P Dividend Income & Growth Fund (13.70%, 1 bp outperformance). The lone detractor from relative performance was JNL/S&P Competitive Advantage Fund (10.06%, -363 bps underperformance).

JNL/Franklin Templeton Founding Strategy Fund (Class A)

[1]	80% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index

[2]

Effective April 28, 2014, the Fund changed its primary benchmark from the S&P 500 Index to the Dow Jones Moderately Aggressive Index because the Dow Jones Moderately Aggressive Index better reflects the Fund’s diversified asset class exposure.

[3]

Effective April 28, 2014, the Fund changed its benchmark from the MSCI World Index to the 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index because the 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns for Class A Shares
1 Year	2.67%
5 Year	9.95%
Since Inception	3.82%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Fund of Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL/Mellon Capital 10 x 10 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	8.26%
5 Year	12.82%
Since Inception	4.87%
(Inception date April 30, 2007)

JNL/Mellon Capital Index 5 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	5.30%
5 Year	10.98%
Since Inception	5.22%
(Inception date April 30, 2007)

JNL/S&P 4 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	14.40%
5 Year	18.14%
Since Inception	11.90%
(Inception date December 03, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MMRS Funds Milliman Financial Risk Management LLC (Unaudited)

JNL/MMRS Funds

Portfolio Manager Commentary: The investment objective of JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund (collectively “JNL/MMRS Funds”) is to provide growth of capital while seeking to manage volatility and provide downside protection by investment in other funds. Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a part of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Curian Variable Series Trust. The Schedule of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/MMRS Funds asset class weights did not change significantly during the period. The Milliman Managed Risk Strategy trades proportionately among each of the Underlying Funds in order to preserve the relative asset class weights.

JNL/MMRS Conservative Fund had no significant allocation changes during the year and maintained approximately 50% allocation to underlying equity funds and 50% allocation to underlying fixed income funds. The JNL/MMRS Moderate Fund underlying equity fund allocation varied between 50% and 74%, and the underlying fixed income fund allocation varied between 26% and 50% during the year. The JNL/MMRS Growth Fund underlying equity fund allocation varied between 54% and 92%, and the underlying fixed income fund allocation varied between 8% and 46%.

At period end, JNL/MMRS Conservative Fund maintained an equal 50% equity and 50% fixed income asset class positioning. JNL/MMRS Moderate Fund’s asset class positioning was 74% to equity and 26% to fixed income. JNL/MMRS Growth Fund’s asset class positioning was 80% to equity and 20% to fixed income.

JNL/MMRS Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	45.7%
Domestic Equity	33.6
Emerging Markets Equity	6.3
International Equity	6.2
Global Fixed Income	4.5
Global Equity	3.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

The Fund invests based on a neutral allocation of 60% of assets to Underlying Funds that invest primarily in fixed income securities and 40% of assets to Underlying Funds that invest primarily in equity securities. As market conditions change, the Fund’s allocation will vary based on the Sub-Adviser’s risk management calculations. Under normal circumstances, the Fund may allocate approximately 50% to 100% of its assets into Underlying Funds that invest primarily in fixed income securities and JNL/T. Rowe Price Short-Term Bond Fund, the risk control fund, and up to 50% of its assets into Underlying Funds that invest primarily in equity securities.

For the period April 28, 2014 through December 31, 2014, JNL/MMRS Conservative Fund outperformed its primary benchmark by posting a return of 4.90% for Class A shares compared to 2.69% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 4.96% for the 30% S&P 500 Index, 10% MSCI All Country World ex USA Index and 60% Barclays U.S. Aggregate Bond Index.

The Fund benefited from increased equity exposure relative to its primary benchmark, which resulted in the Fund’s outperformance. Relative to its blended benchmark, the Fund underperformed slightly in part because of diversification among equity indices. The S&P 500 Index was one of the top performing domestic indices during the period. The Fund holds a diversified domestic equity portfolio, including small- and mid-cap funds whose indices lagged relative to the S&P 500 Index. As a result, the Fund slightly underperformed relative to its blended benchmark.

Both ‘specialty/sector’ funds, JNL/Mellon Capital Consumer Brands Sector Fund and JNL/Mellon Capital Healthcare Sector Fund, returned 14.33% and 20.23%, respectively, during the period. These Funds, along with the actively managed U.S. large cap fund, JNL/S&P Intrinsic Value Fund, which returned 16.40%, were the top performing assets in the Fund in during the period. Together, they comprised approximately 10.0% of the Fund’s assets at December 31, 2014.

International funds during the period detracted from overall performance by posting the only negative returns among the Underlying Funds. JNL/Invesco International Growth Fund and JNL/Mellon Capital Emerging Markets Index Fund returned -1.07% and -3.02%, respectively. These Funds comprised approximately 12.5% of the Fund’s assets at December 31, 2014.

JNL/MMRS Growth Fund

Portfolio Composition†:

Domestic Equity	55.7%
Domestic Fixed Income	18.2
Emerging Markets Equity	9.9
International Equity	9.9
Global Equity	4.0
Global Fixed Income	2.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

The Fund invests based on a neutral allocation of 20% of assets to Underlying Funds that invest primarily in fixed income securities and 80% of assets to Underlying Funds that invest primarily in equity securities. As market conditions change, the Fund’s allocation will vary based on the Sub-Adviser’s risk management calculations. Under normal circumstances, the Fund may allocate approximately 10% to 90% of its assets into Underlying Funds that invest primarily in fixed income securities and JNL/T. Rowe Price Short-Term Bond Fund, the risk con-

trol fund, and 10% to 90% of its assets into Underlying Funds that invest primarily in equity securities. However, depending upon market conditions determined by the Sub-Adviser, such as extreme equity market volatility, the Fund may invest up to 100% of its assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest up to 100% of its assets in Underlying Funds that invest primarily in equity securities when the Sub-Adviser determines there are opportunities or market conditions that warrant such an investment.

For the period April 28, 2014 through December 31, 2014, JNL/MMRS Growth Fund underperformed its primary benchmark by posting a return of 4.40% for Class A shares compared to 4.86% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 6.59% for the 60% S&P 500 Index, 20% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund slightly underperformed relative to its primary benchmark because of the risk management allocation changes during the period. 2014 had several “V”-shaped markets: markets that fell rapidly amid high volatility and then recovered quickly while volatility remained high. These environments can be challenging for a risk management strategy, but it is an expected consequence of the process. In other parts of the period, the Fund was able to recover relative to its primary benchmark by increasing equity exposure during calm markets, such as the period from May to September.

Both ‘specialty/sector’ funds, JNL/Mellon Capital Consumer Brands Sector Fund and JNL/Mellon Capital Healthcare Sector Fund, returned 14.33% and 20.23%, respectively, during the period. These Funds, along with the actively managed U.S. large cap fund, JNL/S&P Intrinsic Value Fund, which returned 16.40%, were the top performing assets in the Fund during the period. Together, they comprised approximately 16.9% of the Fund’s assets at December 31, 2014.

JNL/MMRS Funds (continued) Milliman Financial Risk Management LLC (Unaudited)

International funds during the period detracted from overall performance by posting the only negative returns among the Underlying Funds. JNL/Invesco International Growth Fund and JNL/Mellon Capital Emerging Markets Index Fund returned -1.07% and -3.02%, respectively. These Funds comprised approximately 19.9% of the Fund’s assets at December 31, 2014.

JNL/MMRS Moderate Fund

Portfolio Composition†:

Domestic Equity	51.7%
Domestic Fixed Income	23.2
International Equity	12.4
Emerging Markets Equity	6.2
Global Equity	3.7
Global Fixed Income	2.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

The Fund invests based on a neutral allocation of 40% of assets to Underlying Funds that invest primarily in fixed income securities and 60% of assets to Underlying Funds that invest primarily in equity securities. As market conditions change, the Fund’s allocation will vary based on the Sub-Adviser’s risk management calculations. Under normal circumstances, the Fund may allocate approximately 25% to 100% of its assets into Underlying Funds that invest primarily in fixed income securities and the JNL/T. Rowe Price Short-Term Bond Fund, the risk control fund, and up to 75% of its assets into Underlying Funds that invest primarily in equity securities.

For the period April 28, 2014 through December 31, 2014, JNL/S&P Managed Moderate Fund outperformed its primary benchmark by posting a return of 4.60% for Class A shares compared to 3.79% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 5.78% for the 45% S&P 500 Index, 15% MSCI All Country World ex USA Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund benefited from periods of increased equity exposure relative to its primary benchmark, which resulted in the Fund’s outperformance. Relative to its blended benchmark, the Fund underperformed slightly in part because of diversification among equity indices. The S&P

500 Index was one of the top performing domestic indices during the period. The Fund holds a diversified domestic equity portfolio, including small- and mid-cap funds whose indices lagged relative to the S&P 500 Index. As a result, the Fund slightly underperformed relative to its blended benchmark.

Both ‘specialty/sector’ funds, JNL/Mellon Capital Consumer Brands Sector Fund and JNL/Mellon Capital Healthcare Sector Fund, returned 14.33% and 20.23%, respectively, during the period. These Funds, along with the actively managed U.S. large cap fund, JNL/S&P Intrinsic Value Fund, which returned 16.40%, were the top performing assets in the Fund during the period. Together, they comprised approximately 14.8% of the Fund’s assets at December 31, 2014.

International funds during the period detracted from overall performance by posting the only negative returns among the Underlying Funds. JNL/Invesco International Growth Fund and JNL/Mellon Capital Emerging Markets Index Fund returned -1.07% and -3.02%, respectively. These Funds comprised approximately 18.6% of the Fund’s assets at December 31, 2014.

JNL/MMRS Conservative Fund (Class A)

[1]	30% S&P 500 Index, 10% MSCI All Country World ex USA Index, 60% Barclays U.S. Aggregate Bond Index

Total Return for Class A Shares
Since Inception	4.90%
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MMRS Funds (continued) Milliman Financial Risk Management LLC (Unaudited)

JNL/MMRS Growth Fund (Class A)

[1]	60% S&P 500 Index, 20% MSCI All Country World ex USA Index, 20% Barclays U.S. Aggregate Bond Index

Total Return for Class A Shares
Since Inception	4.40%
(Inception date April 28, 2014)

JNL/MMRS Moderate Fund (Class A)

[1]	45% S&P 500 Index, 15% MSCI All Country World ex USA Index, 40% Barclays U.S. Aggregate Bond Index

Total Return for Class A Shares
Since Inception	4.60%
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Funds

Portfolio Manager Commentary: Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a part of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Curian Variable Series Trust. The Schedule of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

On April 28, 2014, Standard & Poor’s Investment Advisory Services (SPIAS) implemented the following changes to JNL/S&P Funds. Neutrality was instituted between equity and fixed income asset classes by reducing equities one percentage point due to a recent soft patch revealed in several macro-economic factors. SPIAS slightly trimmed emerging markets equities in the two most aggressive profiles to increase exposures to international developed equities. Small cap equities were trimmed to enhance fixed income allocations. Allocations in the intermediate and short term fixed income funds were reduced to initiate allocations in an unconstrained bond fund.

Effective August 25, 2014, SPIAS maintained a bias towards domestic equity over international equity in spite of higher valuations due to the belief that the U.S. has reaccelerated macro-economic growth, which should support further expansion in corporate earnings. By style classification, SPIAS shifted a bias to value over growth in the mid and small cap asset classes. Allocations to intermediate fixed income were trimmed to further enhance allocations in an unconstrained bond fund.

On December 2, 2014, SPIAS remained overweight to domestic versus international equities due to declining economic activity across the Eurozone. Allocations to large-cap value were enhanced at the expense of mid-caps to mitigate some of the recent uptick in market volatility. The overweight allocation to high yield was reduced to neutral across all JNL/S&P Funds, except JNL/S&P Managed Aggressive Growth Fund, in favor of short term debt due to tight spreads and increased risk of downside price volatility as the U.S. rotates into an economic expansion phase.

JNL/S&P Managed Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	69.1%
Domestic Equity	16.2
Global Fixed Income	8.0
International Fixed Income	2.8
International Equity	1.9
Alternative	1.1
Emerging Markets Equity	0.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective for JNL/S&P Managed Conservative Fund is capital growth and current income. The Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL/S&P Managed Conservative Fund underperformed its primary benchmark by posting a return 3.12% for Class A shares compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of 6.57% for the 80% Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index and 5% MSCI EAFE Index.

A neutral allocation to fixed income was neither a positive attributor nor a detractor to performance during the 2014 calendar year. The leading fixed income contributors to performance included allocations to JNL/JPMorgan U.S. Government & Quality Bond Fund and Curian/DoubleLine Total Return Fund, while the leading detractors to performance included JNL/Scout Unconstrained Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Franklin Templeton Global Multisector Bond Fund.

Overweighting domestic equities during the year was a positive attributor to performance. The leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Value Fund, JNL/T. Rowe Price Established Growth Fund and JNL/JPMorgan MidCap Growth Fund. No domestic equity funds were identified as leading detractors to performance.

An underweight allocation to international equities provided the largest positive allocation effect to performance during 2014. None of the international equity funds were recognized as leading contributors to performance. In contrast, JNL/JPMorgan International Value Fund and JNL/Lazard Emerging Markets Fund were among the leading detractors to performance.

JNL/S&P Managed Moderate Fund

Portfolio Composition†:

Domestic Fixed Income	49.7%
Domestic Equity	33.1
Global Fixed Income	7.3
International Equity	2.5
International Fixed Income	2.2
Alternative	2.1
Emerging Markets Equity	2.0
Global Equity	1.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective for JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective. The Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed income securities and 0% to 25% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL/S&P Managed Moderate Fund underperformed its primary benchmark by posting a return of 3.98% for Class A shares compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of 7.16% for the 60% Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index and 10% MSCI EAFE Index.

A neutral allocation to fixed income was a slight detractor to performance during the 2014 calendar year. The leading fixed income contributors to performance included allocations to Curian/DoubleLine Total Return Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund, while the leading detractors to performance included holdings in JNL/Scout Unconstrained Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Franklin Templeton Global Multisector Bond Fund.

Overweighting domestic equities during the year was a positive attributor to performance. The leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Value Fund and JNL/JPMorgan MidCap Growth Fund. No domestic equity funds were identified as leading detractors to performance.

An underweight allocation to international equities provided the largest positive allocation effect to performance during 2014. None of the international equity funds were recognized as leading contributors to performance. In contrast, JNL/JPMorgan International Value and JNL/Lazard Emerging Markets Fund were among the leading detractors to performance.

A one percentage point allocation to the specialty equity category via JNL/BlackRock Commodity Securities Strategy Fund was a leading detractor to performance.

JNL/S&P Managed Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	46.7%
Domestic Fixed Income	32.1
Global Fixed Income	5.4
International Equity	5.3
Alternative	3.4
Emerging Markets Equity	3.1
Global Equity	2.1
International Fixed Income	1.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

The investment objective of JNL/S&P Managed Moderate Growth Fund is capital growth and current income. The Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL/S&P Managed Moderate Growth Fund underperformed its primary benchmark by posting a return of 4.51% for Class A shares compared to 13.69% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 7.72% for the 45% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

A neutral allocation to fixed income was a slight detractor to performance during the 2014 calendar year. The leading fixed income contributors to performance included allocations to JNL/PIMCO Total Return Bond Fund and Curian/DoubleLine Total Return Fund, while the leading fixed income detractors to performance included holdings in JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Scout Unconstrained Bond Fund and JNL/Franklin Templeton Global Multisector Bond Fund.

Overweighting domestic equities was a positive attributor to performance. The leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Value Fund and JNL/WMC Value Fund. JNL/Franklin Templeton Small Cap Value Fund and JNL/Eagle SmallCap Equity Fund were identified as the leading domestic equity detractors to performance during the period.

An underweight allocation to international equities provided the largest positive allocation effect to performance during 2014. Only JNL/Oppenheimer Global Growth Fund was recognized as a leading contributor to international equity performance. In contrast, JNL/Lazard Emerging Markets Fund and JNL/JPMorgan International Value Fund were among the leading detractors to performance.

A one percentage point allocation to the spe- cialty equity category via JNL/BlackRock Commodity Securities Strategy Fund was a leading detractor to performance.

JNL/S&P Managed Growth Fund

Portfolio Composition†:

Domestic Equity	62.1%
Domestic Fixed Income	17.3
International Equity	7.0
Global Equity	4.3
Emerging Markets Equity	3.6
Alternative	3.4
International Fixed Income	1.6
Global Fixed Income	0.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective. The Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed income securities and 0% to 15% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL/S&P Managed Growth Fund underperformed its primary benchmark by posting a return of 5.63% for Class A shares compared to 13.69% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 8.26% for the 60% S&P 500 Index, 20% Barclays U.S. Aggregate Bond Index and 20% MSCI EAFE Index.

A neutral allocation to fixed income was a slight detractor to performance during the 2014 calendar year. The leading fixed income contributors to performance included allocations to JNL/PIMCO Total Return Bond Fund and Curian/DoubleLine Total Return Fund, while the leading fixed income detractors to performance included holdings in JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Scout Unconstrained Bond Fund.

Overweighting domestic equities was a positive attributor to performance. The leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Value Fund, JNL/T. Rowe Price Established Growth Fund and JNL/WMC Value Fund. JNL/Franklin Templeton Small Cap Value Fund and JNL/Eagle SmallCap Equity Fund were identified as the leading domestic equity detractors to performance during the period.

An underweight allocation to international equities provided the largest positive allocation effect to performance during 2014. JNL/Oppenheimer Global Growth Fund and JNL/Invesco International Growth Fund were recognized as leading contributors to international equity performance. In contrast, JNL/Lazard Emerging Markets Fund was among the leading detractors to performance.

A one percentage point allocation to the specialty equity category via JNL/BlackRock Commodity Securities Strategy Fund was among the leading detractors to performance during the year.

JNL/S&P Managed Aggressive Growth Fund

Portfolio Composition†:

Domestic Equity	70.9%
International Equity	7.7
Domestic Fixed Income	7.6
Global Equity	5.5
Emerging Markets Equity	3.7
Alternative	2.9
International Fixed Income	1.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

The investment objective of JNL/S&P Managed Aggressive Growth Fund is capital growth. The Fund allocates approximately 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed income securities and 0% to 10% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2014, JNL/S&P Managed Aggressive Growth Fund underperformed its primary benchmark by posting a return of 6.58% for Class A shares compared to 13.69% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 8.05% for the 65% S&P 500 Index, 25% MSCI EAFE Index and 10% Barclays U.S. Aggregate Bond Index.

A neutral allocation to fixed income was a slight detractor to performance during the 2014 calendar year. The leading fixed income contributors to performance included allocations to JNL/PIMCO Total Return Bond Fund and JNL/PPM America Total Return Fund, while the leading fixed income detractors to performance included holdings in JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Scout Unconstrained Bond Fund.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

Overweighting domestic equities was a positive attributor to performance. The leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Value Fund, JNL/T. Rowe Price Established Growth Fund and JNL/WMC Value Fund. JNL/Franklin Templeton Small Cap Value Fund and JNL/Eagle SmallCap Equity Fund were identified as the leading domestic equity detractors to performance during the period.

An underweight allocation to international equities provided the largest positive allocation effect to performance during 2014. JNL/Oppenheimer Global Growth Fund and JNL/Invesco International Growth Fund were recognized as leading contributors to international equity performance. In contrast, JNL/Lazard Emerging Markets Fund was identified as a leading detractor to performance.

A one percentage point allocation to the specialty equity category via JNL/BlackRock Commodity Securities Strategy Fund was among the leading detractors to performance during the year.

JNL/S&P Managed Conservative Fund (Class A)

[1]	80% Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index, 5% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	3.12%
5 Year	5.62%
10 Year	4.35%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Moderate Fund (Class A)

[1]	60% Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index, 10% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	3.98%
5 Year	7.41%
10 Year	5.25%

JNL/S&P Managed Moderate Growth Fund (Class A)

[1]	40% Barclays U.S. Aggregate Bond Index, 45% S&P 500 Index, 15% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	4.51%
5 Year	9.00%
10 Year	5.97%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Growth Fund (Class A)

[1]	20% Barclays U.S. Aggregate Bond Index, 60% S&P 500 Index, 20% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	5.63%
5 Year	10.93%
10 Year	6.37%

JNL/S&P Managed Aggressive Growth Fund (Class A)

[1]	10% Barclays U.S. Aggregate Bond Index, 65% S&P 500 Index, 25% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	6.58%
5 Year	11.60%
10 Year	6.57%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
JNL/American Funds Blue Chip Income and Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1 (a)	127,687	$1,875,718

Total Investment Companies (cost $1,431,369)		1,875,718

Total Investments - 100.0% (cost $1,431,369)		1,875,718
Other Assets and Liabilities - Net - (0.0% )		(714)

Total Net Assets - 100.0%		$1,875,004

JNL/American Funds Global Bond Fund

INVESTMENT COMPANIES - 100.0%

GLOBAL FIXED INCOME - 100.0%
American Funds Insurance Series - Global Bond Fund - Class 1 (a)	41,999	$494,325

Total Investment Companies (cost $514,995)		494,325

Total Investments - 100.0% (cost $514,995)		494,325
Other Assets and Liabilities - Net - (0.0% )		(174)

Total Net Assets - 100.0%		$494,151

JNL/American Funds Global Small Capitalization Fund

INVESTMENT COMPANIES - 100.0%

GLOBAL EQUITY - 100.0%
American Funds Insurance Series - Global Small Capitalization Fund - Class 1 (a)	15,135	$394,877

Total Investment Companies (cost $336,704)		394,877

Total Investments - 100.0% (cost $336,704)		394,877
Other Assets and Liabilities - Net - (0.0% )		(136)

Total Net Assets - 100.0%		$394,741

JNL/American Funds Growth-Income Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
American Funds Insurance Series - Growth-Income Fund - Class 1 (a)	46,362	$2,446,084

Total Investment Companies (cost $1,968,694)		2,446,084

Total Investments - 100.0% (cost $1,968,694)		2,446,084
Other Assets and Liabilities - Net - (0.0% )		(1,081)

Total Net Assets - 100.0%		$2,445,003

	Shares	Value
JNL/American Funds International Fund

INVESTMENT COMPANIES - 100.0%

INTERNATIONAL EQUITY - 100.0%
American Funds Insurance Series - International Fund - Class 1 (a)	35,280	$717,938

Total Investment Companies (cost $658,060)		717,938

Total Investments - 100.0% (cost $658,060)		717,938
Other Assets and Liabilities - Net - (0.0% )		(309)

Total Net Assets - 100.0%		$717,629

JNL/American Funds New World Fund

INVESTMENT COMPANIES - 100.0%

EMERGING MARKETS EQUITY - 100.0%
American Funds Insurance Series - New World Fund - Class 1 (a)	35,530	$736,179

Total Investment Companies (cost $808,309)		736,179

Total Investments - 100.0% (cost $808,309)		736,179
Other Assets and Liabilities - Net - (0.0% )		(322)

Total Net Assets - 100.0%		$735,857

JNL Institutional Alt 20 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 19.4%
Curian Long Short Credit Fund (9.0%) (b)	3,291	$31,923
Curian/AQR Risk Parity Fund (6.2%) (b)	1,032	10,820
Curian/BlackRock Global Long Short Credit Fund (7.6%) (b)	2,847	29,098
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (9.5%) (b)	4,024	40,121
Curian/Neuberger Berman Currency Fund (11.4%) (b)	2,164	21,921
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (9.9%) (b)	2,307	17,859
Curian/Nicholas Convertible Arbitrage Fund (7.5%) (b)	3,216	32,707
Curian/PineBridge Merger Arbitrage Fund (2.9%) (b)	264	2,641
Curian/UBS Global Long Short Fixed Income Opportunities Fund (6.0%) (b)	1,097	10,442
Curian/Van Eck International Gold Fund (1.9%) (b)	356	1,561
JNL/AQR Managed Futures Strategy Fund - Class A (7.4%) (b)	3,690	37,974
JNL/Boston Partners Global Long Short Equity Fund - Class A (7.6%) (b)	2,969	29,275
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (2.2%) (b)	1,853	28,436
JNL/Invesco Global Real Estate Fund - Class A (1.4%) (b)	2,542	27,580
JNL/Red Rocks Listed Private Equity Fund - Class A (2.5%) (b)	1,924	20,985

		343,343

DOMESTIC EQUITY - 29.8%
Curian Focused U.S. Equity Fund (48.8%) (b)	3,562	40,431
Curian/DFA U.S. Micro Cap Fund (21.3%) (b)	1,473	19,850

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
JNL/Mellon Capital Nasdaq 25 Fund - Class A (5.8%) (b)	2,755	58,652
JNL/Mellon Capital S&P 24 Fund - Class A (11.6%) (b)	4,592	63,697
JNL/Mellon Capital S&P SMid 60 Fund - Class A (6.0%) (b)	2,299	29,333
JNL/Mellon Capital Small Cap Index Fund - Class A (3.0%) (b)	3,341	58,331
JNL/S&P Competitive Advantage Fund - Class A (3.0%) (b)	4,946	83,536
JNL/S&P Dividend Income & Growth Fund - Class A (1.8%) (b)	5,095	77,806
JNL/T. Rowe Price Value Fund - Class A (2.7%) (b)	5,570	96,026

		527,662

DOMESTIC FIXED INCOME - 21.6%
Curian/DoubleLine Total Return Fund (6.6%) (b)	7,577	80,466
JNL/PIMCO Real Return Fund - Class A (1.7%) (b)	3,146	32,911
JNL/PIMCO Total Return Bond Fund - Class A (0.9%) (b)	3,165	39,911
JNL/PPM America Floating Rate Income Fund - Class A (2.4%) (b)	3,663	39,013
JNL/PPM America High Yield Bond Fund - Class A (2.1%) (b)	8,483	56,416
JNL/PPM America Total Return Bond Fund - Class A (8.1%) (b)	7,462	88,421
JNL/Scout Unconstrained Bond Fund - Class A (6.7%) (b)	4,823	46,395

		383,533

EMERGING MARKETS EQUITY - 4.4%
Curian/Ashmore Emerging Market Small Cap Equity Fund (14.7%) (b)	610	5,658
Curian/Franklin Templeton Frontier Markets Fund (16.4%) (b)	1,247	11,717
JNL/Lazard Emerging Markets Fund - Class A (4.5%) (b)	5,995	59,766

		77,141

GLOBAL EQUITY - 2.1%
JNL/Franklin Templeton Global Growth Fund - Class A (3.1%) (b)	3,398	38,158

GLOBAL FIXED INCOME - 8.7%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (4.2%) (b)	7,622	87,725
JNL/Neuberger Berman Strategic Income Fund - Class A (10.0%) (b)	6,107	66,507

		154,232

INTERNATIONAL EQUITY - 13.5%
Curian Focused International Equity Fund (27.4%) (b)	6,151	64,100
JNL/Mellon Capital International Index Fund - Class A (7.9%) (b)	13,279	175,145

		239,245

	Shares	Value
INTERNATIONAL FIXED INCOME - 0.5%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (1.3%) (b)	799	8,362

Total Investment Companies (cost $1,707,647)		1,771,676

Total Investments - 100.0% (cost $1,707,647)		1,771,676
Other Assets and Liabilities - Net - (0.0% )		(285)

Total Net Assets - 100.0%		$1,771,391

JNL Institutional Alt 35 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 34.3%
Curian Long Short Credit Fund (21.1%) (b)	7,717	$74,853
Curian/AQR Risk Parity Fund (15.3%) (b)	2,561	26,838
Curian/BlackRock Global Long Short Credit Fund (17.8%) (b)	6,659	68,054
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (21.0%) (b)	8,850	88,237
Curian/Franklin Templeton Natural Resources Fund (10.5%) (b)	994	5,953
Curian/Neuberger Berman Currency Fund (21.6%) (b)	4,099	41,519
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (22.4%) (b)	5,216	40,375
Curian/Nicholas Convertible Arbitrage Fund (16.9%) (b)	7,258	73,811
Curian/PineBridge Merger Arbitrage Fund (6.2%) (b)	566	5,667
Curian/UBS Global Long Short Fixed Income Opportunities Fund (16.8%) (b)	3,046	29,002
Curian/Van Eck International Gold Fund (6.3%) (b)	1,175	5,156
JNL/AQR Managed Futures Strategy Fund - Class A (16.7%) (b)	8,396	86,392
JNL/Boston Partners Global Long Short Equity Fund - Class A (15.7%) (b)	6,097	60,117
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (5.9%) (b)	5,066	77,768
JNL/Invesco Global Real Estate Fund - Class A (3.2%) (b)	5,929	64,334
JNL/Red Rocks Listed Private Equity Fund - Class A (6.7%) (b)	5,194	56,661

		804,737

DOMESTIC EQUITY - 22.6%
Curian Focused U.S. Equity Fund (42.8%) (b)	3,122	35,437
Curian/DFA U.S. Micro Cap Fund (19.6%) (b)	1,355	18,265
JNL/Mellon Capital Nasdaq 25 Fund - Class A (6.5%) (b)	3,098	65,965
JNL/Mellon Capital S&P 24 Fund - Class A (12.1%) (b)	4,772	66,192
JNL/Mellon Capital S&P SMid 60 Fund - Class A (5.6%) (b)	2,126	27,129
JNL/Mellon Capital Small Cap Index Fund - Class A (3.5%) (b)	3,879	67,721
JNL/S&P Competitive Advantage Fund - Class A (2.9%) (b)	4,860	82,079
JNL/S&P Dividend Income & Growth Fund - Class A (1.6%) (b)	4,484	68,475
JNL/T. Rowe Price Value Fund - Class A (2.7%) (b)	5,667	97,692

		528,955

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
DOMESTIC FIXED INCOME - 18.1%
Curian/DoubleLine Total Return Fund (7.9%) (b)	9,090	96,532
JNL/PIMCO Real Return Fund - Class A (1.3%) (b)	2,485	25,999
JNL/PIMCO Total Return Bond Fund - Class A (0.9%) (b)	3,386	42,697
JNL/PPM America Floating Rate Income Fund - Class A (2.2%) (b)	3,387	36,077
JNL/PPM America High Yield Bond Fund - Class A (2.4%) (b)	9,708	64,557
JNL/PPM America Total Return Bond Fund - Class A (9.9%) (b)	9,161	108,556
JNL/Scout Unconstrained Bond Fund - Class A (7.2%) (b)	5,217	50,184

		424,602

EMERGING MARKETS EQUITY - 3.8%
Curian/Ashmore Emerging Market Small Cap Equity Fund (12.2%) (b)	505	4,680
Curian/Franklin Templeton Frontier Markets Fund (18.6%) (b)	1,413	13,284
JNL/Lazard Emerging Markets Fund - Class A (5.3%) (b)	7,087	70,655

		88,619

GLOBAL EQUITY - 1.8%
JNL/Franklin Templeton Global Growth Fund - Class A (3.5%) (b)	3,777	42,418

GLOBAL FIXED INCOME - 6.8%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (4.7%) (b)	8,361	96,233
JNL/Neuberger Berman Strategic Income Fund - Class A (9.5%) (b)	5,854	63,756

		159,989

INTERNATIONAL EQUITY - 12.3%
Curian Focused International Equity Fund (31.2%) (b)	7,004	72,983
JNL/Mellon Capital International Index - Class A (9.7%) (b)	16,344	215,580

		288,563

INTERNATIONAL FIXED INCOME - 0.3%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.9%) (b)	579	6,056

Total Investment Companies (cost $2,257,158)		2,343,939

Total Investments - 100.0% (cost $2,257,158)		2,343,939
Other Assets and Liabilities - Net - (0.0% )		(375)

Total Net Assets - 100.0%		$2,343,564

JNL Institutional Alt 50 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 49.0%
Curian Long Short Credit Fund (42.0%) (b)	15,399	$149,372
Curian/AQR Risk Parity Fund (24.9%) (b)	4,163	43,632
Curian/BlackRock Global Long Short Credit Fund (35.3%) (b)	13,196	134,859
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (40.8%) (b)	17,180	171,286
Curian/Franklin Templeton Natural Resources Fund (36.3%) (b)	3,443	20,624

	Shares	Value
Curian/Neuberger Berman Currency Fund (45.0%) (b)	8,553	86,636
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (33.8%) (b)	7,867	60,888
Curian/Nicholas Convertible Arbitrage Fund (33.8%) (b)	14,493	147,396
Curian/PineBridge Merger Arbitrage Fund (12.7%) (b)	1,169	11,704
Curian/UBS Global Long Short Fixed Income Opportunities Fund (34.6%) (b)	6,292	59,900
Curian/Van Eck International Gold Fund (15.3%) (b)	2,839	12,463
JNL/AQR Managed Futures Strategy Fund - Class A (32.8%) (b)	16,471	169,484
JNL/Boston Partners Global Long Short Equity Fund - Class A (36.8%) (b)	14,309	141,090
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (12.0%) (b)	10,254	157,402
JNL/Invesco Global Real Estate Fund - Class A (6.3%) (b)	11,881	128,909
JNL/Red Rocks Listed Private Equity Fund - Class A (14.0%) (b)	10,851	118,381

		1,614,026

DOMESTIC EQUITY - 17.4%
Curian/DFA U.S. Micro Cap Fund (19.3%) (b)	1,335	17,995
JNL/Mellon Capital Nasdaq 25 Fund - Class A (7.3%) (b)	3,466	73,804
JNL/Mellon Capital S&P 24 Fund - Class A (12.3%) (b)	4,849	67,252
JNL/Mellon Capital S&P SMid 60 Fund - Class A (3.9%) (b)	1,486	18,959
JNL/Mellon Capital Small Cap Index Fund - Class A (3.9%) (b)	4,265	74,462
JNL/S&P Competitive Advantage Fund - Class A (3.5%) (b)	5,771	97,474
JNL/S&P Dividend Income & Growth Fund - Class A (2.2%) (b)	6,256	95,526
JNL/T. Rowe Price Value Fund - Class A (3.6%) (b)	7,445	128,349

		573,821

DOMESTIC FIXED INCOME - 14.5%
Curian/DoubleLine Total Return Fund (9.3%) (b)	10,667	113,279
JNL/PIMCO Real Return Fund - Class A (1.6%) (b)	2,910	30,443
JNL/PIMCO Total Return Bond Fund - Class A (1.0%) (b)	3,533	44,557
JNL/PPM America Floating Rate Income Fund - Class A (2.6%) (b)	3,926	41,817
JNL/PPM America High Yield Bond Fund - Class A (2.7%) (b)	11,005	73,181
JNL/PPM America Total Return Bond Fund - Class A (11.0%) (b)	10,129	120,029
JNL/Scout Unconstrained Bond Fund - Class A (7.9%) (b)	5,688	54,715

		478,021

EMERGING MARKETS EQUITY - 2.8%
Curian/Ashmore Emerging Market Small Cap Equity Fund (17.4%) (b)	721	6,688
Curian/Franklin Templeton Frontier Markets Fund (17.0%) (b)	1,291	12,133
JNL/Lazard Emerging Markets Fund - Class A (5.5%) (b)	7,342	73,200

		92,021

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
GLOBAL EQUITY - 1.1%
JNL/Franklin Templeton Global Growth Fund - Class A (3.0%) (b)	3,237	36,353

GLOBAL FIXED INCOME - 5.6%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (5.2%) (b)	9,405	108,253
JNL/Neuberger Berman Strategic Income Fund - Class A (11.1%) (b)	6,834	74,416

		182,669

INTERNATIONAL EQUITY - 9.5%
Curian Focused International Equity Fund (33.4%) (b)	7,497	78,114
JNL/Mellon Capital International Index - Class A (10.5%) (b)	17,682	233,227

		311,341

INTERNATIONAL FIXED INCOME - 0.1%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.7%) (b)	440	4,607

Total Investment Companies (cost $3,183,128)		3,292,859

Total Investments - 100.0% (cost $3,183,128)		3,292,859
Other Assets and Liabilities - Net - (0.0% )		(515)

Total Net Assets - 100.0%		$3,292,344

JNL Institutional Alt 65 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 64.7%
Curian Long Short Credit Fund (11.8%) (b)	4,322	$41,921
Curian/AQR Risk Parity Fund (1.6%) (b)	260	2,723
Curian/BlackRock Global Long Short Credit Fund (10.1%) (b)	3,759	38,414
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (11.3%) (b)	4,765	47,509
Curian/Franklin Templeton Natural Resources Fund (3.3%) (b)	310	1,857
Curian/Neuberger Berman Currency Fund (12.5%) (b)	2,379	24,102
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (9.8%) (b)	2,275	17,605
Curian/Nicholas Convertible Arbitrage Fund (8.9%) (b)	3,835	39,004
Curian/PineBridge Merger Arbitrage Fund (2.0%) (b)	184	1,845
Curian/UBS Global Long Short Fixed Income Opportunities Fund (7.7%) (b)	1,402	13,352
Curian/Van Eck International Gold Fund (1.3%) (b)	242	1,061
JNL/AQR Managed Futures Strategy Fund - Class A (8.1%) (b)	4,064	41,814
JNL/Boston Partners Global Long Short Equity Fund - Class A (11.3%) (b)	4,404	43,429
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (3.0%) (b)	2,556	39,241
JNL/Invesco Global Real Estate Fund - Class A (1.6%) (b)	3,089	33,516
JNL/Red Rocks Listed Private Equity Fund - Class A (3.0%) (b)	2,296	25,046

		412,439

DOMESTIC EQUITY - 13.4%
Curian/DFA U.S. Micro Cap Fund (1.0%) (b)	68	910

	Shares	Value
JNL/Mellon Capital Nasdaq 25 Fund - Class A (1.3%) (b)	629	13,396
JNL/Mellon Capital S&P 24 Fund - Class A (0.4%) (b)	143	1,983
JNL/Mellon Capital Small Cap Index Fund - Class A (0.6%) (b)	631	11,024
JNL/S&P Competitive Advantage Fund - Class A (0.7%) (b)	1,111	18,762
JNL/S&P Dividend Income & Growth Fund - Class A (0.4%) (b)	1,122	17,135
JNL/T. Rowe Price Value Fund - Class A (0.6%) (b)	1,307	22,527

		85,737

DOMESTIC FIXED INCOME - 7.5%
Curian/DoubleLine Total Return Fund (0.9%) (b)	1,070	11,361
JNL/PIMCO Real Return Fund - Class A (0.1%) (b)	265	2,775
JNL/PIMCO Total Return Bond Fund - Class A (0.1%) (b)	263	3,322
JNL/PPM America Floating Rate Income Fund - Class A (0.4%) (b)	645	6,866
JNL/PPM America High Yield Bond Fund - Class A (0.3%) (b)	1,271	8,452
JNL/PPM America Total Return Bond Fund - Class A (0.8%) (b)	766	9,082
JNL/Scout Unconstrained Bond Fund - Class A (0.8%) (b)	592	5,696

		47,554

EMERGING MARKETS EQUITY - 2.0%
Curian/Ashmore Emerging Market Small Cap Equity Fund (2.5%) (b)	104	961
JNL/Lazard Emerging Markets Fund - Class A (0.9%) (b)	1,191	11,879

		12,840

GLOBAL EQUITY - 1.0%
JNL/Franklin Templeton Global Growth Fund - Class A (0.5%) (b)	593	6,655

GLOBAL FIXED INCOME - 2.6%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.5%) (b)	972	11,187
JNL/Neuberger Berman Strategic Income Fund - Class A (0.8%) (b)	482	5,247

		16,434

INTERNATIONAL EQUITY - 8.8%
Curian Focused International Equity Fund (6.4%) (b)	1,433	14,935
JNL/Mellon Capital International Index - Class A (1.9%) (b)	3,145	41,475

		56,410

Total Investment Companies (cost $619,033)		638,069

Total Investments - 100.0% (cost $619,033)		638,069
Other Assets and Liabilities - Net - (0.0% )		(129)

Total Net Assets - 100.0%		$637,940

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
JNL/American Funds Balanced Allocation Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 32.2%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	3,948	$57,995
American Funds Insurance Series - Growth Fund - Class 1	1,454	116,532
American Funds Insurance Series - Growth-Income Fund - Class 1	1,514	79,876

		254,403

DOMESTIC FIXED INCOME - 32.1%
American Funds Insurance Series - Bond Fund - Class 1	11,476	127,157
American Funds Insurance Series - High-Income Bond Fund - Class 1	7,725	81,418
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund - Class 1	3,661	45,392

		253,967

EMERGING MARKETS EQUITY - 7.4%
American Funds Insurance Series - New World Fund - Class 1	2,812	58,258

GLOBAL EQUITY - 17.5%
American Funds Insurance Series - Global Growth and Income Fund - Class 1	2,276	29,093
American Funds Insurance Series - Global Growth Fund - Class 1	2,116	58,144
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	1,965	51,266

		138,503

GLOBAL FIXED INCOME - 8.0%
American Funds Insurance Series - Global Bond Fund - Class 1	5,396	63,506

INTERNATIONAL EQUITY - 2.8%
American Funds Insurance Series - International Fund - Class 1	1,072	21,816

Total Investment Companies (cost $757,061)		790,453

Total Investments - 100.0% (cost $757,061)		790,453
Other Assets and Liabilities - Net - (0.0% )		(331)

Total Net Assets - 100.0%		$790,122

JNL/American Funds Growth Allocation Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 39.4%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	4,276	$62,818
American Funds Insurance Series - Growth Fund - Class 1	1,574	126,146
American Funds Insurance Series - Growth-Income Fund - Class 1	1,431	75,491

		264,455

DOMESTIC FIXED INCOME - 13.4%
American Funds Insurance Series - Bond Fund - Class 1	2,440	27,039

	Shares	Value
American Funds Insurance Series - High-Income Bond Fund - Class 1	4,258	44,883
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund - Class 1	1,453	18,016

		89,938

EMERGING MARKETS EQUITY - 10.4%
American Funds Insurance Series - New World Fund - Class 1	3,349	69,396

GLOBAL EQUITY - 25.4%
American Funds Insurance Series - Global Growth and Income Fund - Class 1	2,465	31,506
American Funds Insurance Series - Global Growth Fund - Class 1	2,750	75,564
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	2,429	63,361

		170,431

GLOBAL FIXED INCOME - 6.7%
American Funds Insurance Series - Global Bond Fund - Class 1	3,823	44,996

INTERNATIONAL EQUITY - 4.7%
American Funds Insurance Series - International Fund - Class 1	1,548	31,500

Total Investment Companies (cost $641,282)		670,716

Total Investments - 100.0% (cost $641,282)		670,716
Other Assets and Liabilities - Net - (0.0% )		(282)

Total Net Assets - 100.0%		$670,434

JNL Disciplined Moderate Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 45.5%
JNL/Mellon Capital 25 Fund - Class A (1.3%) (b)	720	$12,672
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (3.8%) (b)	3,769	71,607
JNL/Mellon Capital S&P 500 Index Fund - Class A (3.1%) (b)	7,596	129,975
JNL/Mellon Capital Small Cap Index Fund - Class A (2.8%) (b)	3,039	53,053
JNL/S&P Competitive Advantage Fund - Class A (4.5%) (b)	7,431	125,503
JNL/S&P Dividend Income & Growth Fund - Class A (2.6%) (b)	7,218	110,219
JNL/S&P Intrinsic Value Fund - Class A (2.3%) (b)	3,595	59,502
JNL/S&P Mid 3 Fund - Class A (12.0%) (b)	1,737	19,822

		582,353

DOMESTIC FIXED INCOME - 30.7%
Curian/DoubleLine Total Return Fund (6.5%) (b)	7,523	79,893
JNL/PIMCO Real Return Fund - Class A (3.1%) (b)	5,782	60,479
JNL/PIMCO Total Return Bond Fund - Class A (0.7%) (b)	2,530	31,901
JNL/PPM America Floating Rate Income Fund - Class A (2.2%) (b)	3,322	35,382
JNL/PPM America High Yield Bond Fund - Class A (1.8%) (b)	7,514	49,972

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
JNL/PPM America Total Return Bond Fund - Class A (8.7%) (b)	8,072	95,659
JNL/Scout Unconstrained Bond Fund - Class A (5.8%) (b)	4,194	40,342

		393,628

EMERGING MARKETS EQUITY - 4.8%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (7.6%) (b)	6,355	61,513

GLOBAL FIXED INCOME - 8.8%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (3.9%) (b)	6,959	80,091
JNL/Neuberger Berman Strategic Income Fund - Class A (4.9%) (b)	2,978	32,434

		112,525

INTERNATIONAL EQUITY - 10.2%
JNL/Mellon Capital International Index - Class A (4.2%) (b)	7,029	92,715
JNL/Mellon Capital Pacific Rim 30 Fund - Class A (7.2%) (b)	909	12,427
JNL/S&P International 5 Fund - Class A (20.3%) (b)	2,645	25,016

		130,158

Total Investment Companies (cost $1,180,960)		1,280,177

Total Investments - 100.0% (cost $1,180,960)		1,280,177
Other Assets and Liabilities - Net - (0.0% )		(186)

Total Net Assets - 100.0%		$1,279,991

JNL Disciplined Moderate Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 54.1%
JNL/Mellon Capital 25 Fund - Class A (2.4%) (b)	1,329	$23,385
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (5.9%) (b)	5,879	111,711
JNL/Mellon Capital S&P 500 Index Fund - Class A (3.6%) (b)	8,802	150,600
JNL/Mellon Capital Small Cap Index Fund - Class A (4.7%) (b)	5,128	89,531
JNL/S&P Competitive Advantage Fund - Class A (6.6%) (b)	10,964	185,180
JNL/S&P Dividend Income & Growth Fund - Class A (3.1%) (b)	8,820	134,681
JNL/S&P Intrinsic Value Fund - Class A (4.3%) (b)	6,809	112,689
JNL/S&P Mid 3 Fund - Class A (24.4%) (b)	3,528	40,252

		848,029

DOMESTIC FIXED INCOME - 15.2%
Curian/DoubleLine Total Return Fund (3.9%) (b)	4,431	47,061
JNL/PIMCO Real Return Fund - Class A (1.3%) (b)	2,354	24,625
JNL/PIMCO Total Return Bond Fund - Class A (0.3%) (b)	1,242	15,657
JNL/PPM America Floating Rate Income Fund - Class A (1.3%) (b)	2,030	21,621
JNL/PPM America High Yield Bond Fund - Class A (1.3%) (b)	5,499	36,568
JNL/PPM America Total Return Bond Fund - Class A (5.7%) (b)	5,275	62,505

	Shares	Value
JNL/Scout Unconstrained Bond Fund - Class A (4.4%) (b)	3,198	30,769

		238,806

EMERGING MARKETS EQUITY - 8.7%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (16.8%) (b)	14,013	135,640

GLOBAL FIXED INCOME - 4.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (2.7%) (b)	4,781	55,031
JNL/Neuberger Berman Strategic Income Fund - Class A (2.3%) (b)	1,429	15,560

		70,591

INTERNATIONAL EQUITY - 17.5%
JNL/Mellon Capital International Index - Class A (8.5%) (b)	14,374	189,593
JNL/Mellon Capital Pacific Rim 30 Fund - Class A (13.1%) (b)	1,664	22,751
JNL/S&P International 5 Fund - Class A (49.7%) (b)	6,493	61,418

		273,762

Total Investment Companies (cost $1,433,583)		1,566,828

Total Investments - 100.0% (cost $1,433,583)		1,566,828
Other Assets and Liabilities - Net - (0.0% )		(221)

Total Net Assets - 100.0%		$1,566,607

JNL Disciplined Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 57.6%
JNL/Mellon Capital 25 Fund - Class A (1.4%) (b)	790	$13,896
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (3.2%) (b)	3,151	59,872
JNL/Mellon Capital S&P 500 Index Fund - Class A (1.5%) (b)	3,682	63,005
JNL/Mellon Capital Small Cap Index Fund - Class A (2.4%) (b)	2,665	46,537
JNL/S&P Competitive Advantage Fund - Class A (3.2%) (b)	5,227	88,277
JNL/S&P Dividend Income & Growth Fund - Class A (1.1%) (b)	3,209	48,999
JNL/S&P Intrinsic Value Fund - Class A (2.3%) (b)	3,629	60,053
JNL/S&P Mid 3 Fund - Class A (12.9%) (b)	1,859	21,209

		401,848

DOMESTIC FIXED INCOME - 7.0%
Curian/DoubleLine Total Return Fund (0.9%) (b)	992	10,534
JNL/PPM America Floating Rate Income Fund - Class A (0.4%) (b)	653	6,959
JNL/PPM America High Yield Bond Fund - Class A (0.4%) (b)	1,563	10,391
JNL/PPM America Total Return Bond Fund - Class A (1.3%) (b)	1,183	14,020
JNL/Scout Unconstrained Bond Fund - Class A (1.0%) (b)	723	6,955

		48,859

EMERGING MARKETS EQUITY - 12.3%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (10.7%) (b)	8,871	85,870

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
GLOBAL FIXED INCOME - 3.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.7%) (b)	1,200	13,816
JNL/Neuberger Berman Strategic Income Fund - Class A (1.0%) (b)	642	6,990

		20,806

INTERNATIONAL EQUITY - 20.1%
JNL/Mellon Capital International Index - Class A (4.1%) (b)	6,992	92,223
JNL/Mellon Capital Pacific Rim 30 Fund - Class A (8.0%) (b)	1,010	13,814
JNL/S&P International 5 Fund - Class A (27.9%) (b)	3,641	34,444

		140,481

Total Investment Companies (cost $648,853)		697,864

Total Investments - 100.0% (cost $648,853)		697,864
Other Assets and Liabilities - Net - (0.0% )		(109)

Total Net Assets - 100.0%		$697,755

JNL/Franklin Templeton Founding Strategy Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC BALANCED - 33.4%
JNL/Franklin Templeton Income Fund - Class A (20.4%) (b)	47,082	$552,272

GLOBAL EQUITY - 66.6%
JNL/Franklin Templeton Global Growth Fund - Class A (44.9%) (b)	49,010	550,388
JNL/Franklin Templeton Mutual Shares Fund - Class A (45.0%) (b)	45,190	553,125

		1,103,513

Total Investment Companies (cost $1,326,819)		1,655,785

Total Investments - 100.0% (cost $1,326,819)		1,655,785
Other Assets and Liabilities - Net - (0.0% )		(127)

Total Net Assets - 100.0%		$1,655,658

JNL/Mellon Capital 10 x 10 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 80.3%
JNL/Mellon Capital JNL 5 Fund - Class A (6.3%) (b)	16,593	$219,187
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (2.3%) (b)	2,307	43,826
JNL/Mellon Capital S&P 500 Index Fund - Class A (1.0%) (b)	2,557	43,754
JNL/Mellon Capital Small Cap Index Fund - Class A (2.3%) (b)	2,517	43,951

		350,718

DOMESTIC FIXED INCOME - 10.0%
JNL/Mellon Capital Bond Index Fund - Class A (4.9%) (b)	3,706	43,659

	Shares	Value
INTERNATIONAL EQUITY - 9.7%
JNL/Mellon Capital International Index - Class A (1.9%) (b)	3,220	42,477

Total Investment Companies (cost $302,355)		436,854

Total Investments - 100.0% (cost $302,355)		436,854
Other Assets and Liabilities - Net - (0.0% )		(31)

Total Net Assets - 100.0%		$436,823

JNL/Mellon Capital Index 5 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 61.0%
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (8.0%) (b)	8,027	$152,520
JNL/Mellon Capital S&P 500 Index Fund - Class A (3.6%) (b)	8,834	151,141
JNL/Mellon Capital Small Cap Index Fund - Class A (8.1%) (b)	8,863	154,746

		458,407

DOMESTIC FIXED INCOME - 19.7%
JNL/Mellon Capital Bond Index Fund - Class A (16.5%) (b)	12,552	147,867

INTERNATIONAL EQUITY - 19.3%
JNL/Mellon Capital International Index - Class A (6.5%) (b)	11,004	145,137

Total Investment Companies (cost $601,889)		751,411

Total Investments - 100.0% (cost $601,889)		751,411
Other Assets and Liabilities - Net - (0.0% )		(50)

Total Net Assets - 100.0%		$751,361

JNL/MMRS Conservative Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 33.6%
JNL/Eagle SmallCap Equity Fund - Class A (0.0%) (b)	25	$668
JNL/Invesco Small Cap Growth Fund - Class A (0.1%) (b)	49	1,000
JNL/Mellon Capital 25 Fund - Class A (0.1%) (b)	57	1,000
JNL/Mellon Capital Consumer Brands Sector Fund - Class A (0.1%) (b)	37	668
JNL/Mellon Capital Healthcare Sector Fund - Class A (0.0%) (b)	40	999
JNL/Mellon Capital S&P 24 Fund - Class A (0.2%) (b)	72	997
JNL/S&P Competitive Advantage Fund - Class A (0.0%) (b)	59	1,001
JNL/S&P Dividend Income & Growth Fund - Class A (0.0%) (b)	65	997
JNL/S&P Intrinsic Value Fund - Class A (0.0%) (b)	60	998
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (0.0%) (b)	17	666

		8,994

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
DOMESTIC FIXED INCOME - 45.8%
JNL/Goldman Sachs Core Plus Bond Fund - Class A (0.3%) (b)	244	2,881
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (0.2%) (b)	215	2,882
JNL/Mellon Capital Bond Index Fund - Class A (0.3%) (b)	245	2,881
JNL/PIMCO Real Return Fund - Class A (0.1%) (b)	115	1,202
JNL/PIMCO Total Return Bond Fund - Class A (0.1%) (b)	191	2,409

		12,255

EMERGING MARKETS EQUITY - 6.2%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (0.2%) (b)	173	1,674

GLOBAL EQUITY - 3.7%
JNL/Franklin Templeton Mutual Shares Fund - Class A (0.1%) (b)	81	999

GLOBAL FIXED INCOME - 4.5%
JNL/Neuberger Berman Strategic Income Fund - Class A (0.2%) (b)	110	1,198

INTERNATIONAL EQUITY - 6.2%
JNL/Invesco International Growth Fund - Class A (0.1%) (b)	131	1,672

Total Investment Companies (cost $27,428)		26,792

Total Investments - 100.0% (cost $27,428)		26,792
Other Assets and Liabilities - Net - (0.0% )		(8)

Total Net Assets - 100.0%		$26,784

JNL/MMRS Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 55.7%
JNL/Eagle SmallCap Equity Fund - Class A (0.1%) (b)	32	$881
JNL/Invesco Small Cap Growth Fund - Class A (0.1%) (b)	43	881
JNL/Mellon Capital 25 Fund - Class A (0.1%) (b)	60	1,057
JNL/Mellon Capital Consumer Brands Sector Fund - Class A (0.1%) (b)	39	706
JNL/Mellon Capital Healthcare Sector Fund - Class A (0.1%) (b)	42	1,057
JNL/Mellon Capital S&P 24 Fund - Class A (0.1%) (b)	51	705
JNL/S&P Competitive Advantage Fund - Class A (0.0%) (b)	73	1,234
JNL/S&P Dividend Income & Growth Fund - Class A (0.0%) (b)	93	1,413
JNL/S&P Intrinsic Value Fund - Class A (0.0%) (b)	75	1,233
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (0.0%) (b)	18	705

		9,872

DOMESTIC FIXED INCOME - 18.2%
JNL/Goldman Sachs Core Plus Bond Fund - Class A (0.1%) (b)	51	604
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (0.1%) (b)	60	806

	Shares	Value
JNL/Mellon Capital Bond Index Fund - Class A (0.1%) (b)	68	805
JNL/PIMCO Real Return Fund - Class A (0.0%) (b)	39	405
JNL/PIMCO Total Return Bond Fund - Class A (0.0%) (b)	48	605

		3,225

EMERGING MARKETS EQUITY - 9.9%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (0.2%) (b)	182	1,766

GLOBAL EQUITY - 4.0%
JNL/Franklin Templeton Mutual Shares Fund - Class A (0.1%) (b)	58	705

GLOBAL FIXED INCOME - 2.3%
JNL/Neuberger Berman Strategic Income Fund - Class A (0.1%) (b)	37	403

INTERNATIONAL EQUITY - 9.9%
JNL/Invesco International Growth Fund - Class A (0.1%) (b)	139	1,765

Total Investment Companies (cost $18,219)		17,736

Total Investments - 100.0% (cost $18,219)		17,736
Other Assets and Liabilities - Net - (0.0% )		(5)

Total Net Assets - 100.0%		$17,731

JNL/MMRS Moderate Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 51.7%
JNL/Eagle SmallCap Equity Fund - Class A (0.2%) (b)	81	$2,209
JNL/Invesco Small Cap Growth Fund - Class A (0.2%) (b)	108	2,204
JNL/Mellon Capital 25 Fund - Class A (0.3%) (b)	156	2,750
JNL/Mellon Capital Consumer Brands Sector Fund - Class A (0.3%) (b)	91	1,658
JNL/Mellon Capital Healthcare Sector Fund - Class A (0.1%) (b)	88	2,199
JNL/Mellon Capital S&P 24 Fund - Class A (0.3%) (b)	119	1,648
JNL/S&P Competitive Advantage Fund - Class A (0.1%) (b)	163	2,759
JNL/S&P Dividend Income & Growth Fund - Class A (0.1%) (b)	216	3,290
JNL/S&P Intrinsic Value Fund - Class A (0.1%) (b)	166	2,749
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (0.1%) (b)	43	1,654

		23,120

DOMESTIC FIXED INCOME - 23.2%
JNL/Goldman Sachs Core Plus Bond Fund - Class A (0.2%) (b)	186	2,196
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (0.2%) (b)	188	2,512
JNL/Mellon Capital Bond Index Fund - Class A (0.3%) (b)	213	2,511
JNL/PIMCO Real Return Fund - Class A (0.1%) (b)	121	1,262
JNL/PIMCO Total Return Bond Fund - Class A (0.0%) (b)	149	1,883

		10,364

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
EMERGING MARKETS EQUITY - 6.2%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (0.3%) (b)	286	2,770

GLOBAL EQUITY - 3.7%
JNL/Franklin Templeton Mutual Shares Fund - Class A (0.1%) (b)	135	1,653

GLOBAL FIXED INCOME - 2.8%
JNL/Neuberger Berman Strategic Income Fund - Class A (0.2%) (b)	115	1,256

INTERNATIONAL EQUITY - 12.4%
JNL/Invesco International Growth Fund - Class A (0.4%) (b)	435	5,538

Total Investment Companies (cost $45,858)		44,701

Total Investments - 100.0% (cost $45,858)		44,701
Other Assets and Liabilities - Net - (0.0% )		(12)

Total Net Assets - 100.0%		$44,689

JNL/S&P 4 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
JNL/S&P Competitive Advantage Fund - Class A (44.6%) (b)	73,966	$1,249,292
JNL/S&P Dividend Income & Growth Fund - Class A (29.0%) (b)	81,370	1,242,516
JNL/S&P Intrinsic Value Fund - Class A (47.2%) (b)	75,152	1,243,757
JNL/S&P Total Yield Fund - Class A (65.1%) (b)	82,837	1,248,360

Total Investment Companies (cost $4,252,612)		4,983,925

Total Investments - 100.0% (cost $4,252,612)		4,983,925
Other Assets and Liabilities - Net - (0.0% )		(275)

Total Net Assets - 100.0%		$4,983,650

JNL/S&P Managed Conservative Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 1.1%
JNL/Invesco Global Real Estate Fund - Class A (0.9%) (b)	1,621	$17,587

DOMESTIC EQUITY - 16.2%
JNL/DFA U.S. Core Equity Fund - Class A (5.1%) (b)	3,136	35,716
JNL/Eagle SmallCap Equity Fund - Class A (1.3%) (b)	651	17,742
JNL/Franklin Templeton Small Cap Value Fund - Class A (1.5%) (b)	1,151	17,478
JNL/Goldman Sachs Mid Cap Value Fund - Class A (1.0%) (b)	1,148	13,376
JNL/Invesco Mid Cap Value Fund - Class A (2.1%) (b)	773	12,600
JNL/JPMorgan MidCap Growth Fund - Class A (1.3%) (b)	550	17,576

	Shares	Value
JNL/T. Rowe Price Established Growth Fund - Class A (1.4%) (b)	2,055	68,197
JNL/T. Rowe Price Value Fund - Class A (1.9%) (b)	3,949	68,079
JNL/WMC Value Fund - Class A (1.0%) (b)	723	17,543

		268,307

DOMESTIC FIXED INCOME - 69.1%
Curian/DoubleLine Total Return Fund (9.8%) (b)	11,322	120,236
JNL/Goldman Sachs Core Plus Bond Fund - Class A (5.3%) (b)	4,360	51,498
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (12.9%) (b)	12,076	161,704
JNL/PIMCO Real Return Fund - Class A (3.5%) (b)	6,447	67,440
JNL/PIMCO Total Return Bond Fund - Class A (3.0%) (b)	10,928	137,802
JNL/PPM America Floating Rate Income Fund - Class A (2.4%) (b)	3,648	38,849
JNL/PPM America High Yield Bond Fund - Class A (3.6%) (b)	14,892	99,029
JNL/PPM America Low Duration Bond Fund - Class A (16.4%) (b)	10,186	101,967
JNL/PPM America Total Return Bond Fund - Class A (10.6%) (b)	9,782	115,912
JNL/Scout Unconstrained Bond Fund - Class A (12.1%) (b)	8,730	83,981
JNL/T. Rowe Price Short-Term Bond Fund - Class A (9.5%) (b)	17,125	169,021

		1,147,439

EMERGING MARKETS EQUITY - 0.9%
JNL/Lazard Emerging Markets Fund - Class A (1.2%) (b)	1,594	15,892

GLOBAL FIXED INCOME - 8.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (6.4%) (b)	11,482	132,160

INTERNATIONAL EQUITY - 1.9%
JNL/Invesco International Growth Fund - Class A (1.1%) (b)	1,338	17,036
JNL/JPMorgan International Value Fund - Class A (2.3%) (b)	2,068	15,158

		32,194

INTERNATIONAL FIXED INCOME - 2.8%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (7.4%) (b)	4,497	47,038

Total Investment Companies (cost $1,652,827)		1,660,617

Total Investments - 100.0% (cost $1,652,827)		1,660,617
Other Assets and Liabilities - Net - (0.0% )		(261)

Total Net Assets - 100.0%		$1,660,356

JNL/S&P Managed Moderate Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 2.1%
JNL/BlackRock Commodity Securities Strategy Fund - Class A (2.9%) (b)	3,339	$31,960
JNL/Invesco Global Real Estate Fund - Class A (2.0%) (b)	3,844	41,705

		73,665

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
DOMESTIC EQUITY - 33.1%
JNL/BlackRock Large Cap Select Growth Fund - Class A (2.5%) (b)	1,104	31,056
JNL/DFA U.S. Core Equity Fund - Class A (7.9%) (b)	4,812	54,810
JNL/Eagle SmallCap Equity Fund - Class A (2.6%) (b)	1,324	36,101
JNL/Franklin Templeton Small Cap Value Fund - Class A (6.2%) (b)	4,686	71,178
JNL/Goldman Sachs Mid Cap Value Fund - Class A (5.9%) (b)	6,517	75,919
JNL/Invesco Mid Cap Value Fund - Class A (3.8%) (b)	1,365	22,239
JNL/Invesco Small Cap Growth Fund - Class A (3.7%) (b)	1,664	33,951
JNL/JPMorgan MidCap Growth Fund - Class A (7.0%) (b)	2,990	95,542
JNL/T. Rowe Price Established Growth Fund - Class A (6.8%) (b)	10,191	338,227
JNL/T. Rowe Price Value Fund - Class A (7.6%) (b)	15,797	272,348
JNL/WMC Value Fund - Class A (6.1%) (b)	4,608	111,733

		1,143,104

DOMESTIC FIXED INCOME - 49.7%
Curian/DoubleLine Total Return Fund (18.9%) (b)	21,764	231,138
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (14.1%) (b)	13,208	176,848
JNL/PIMCO Real Return Fund - Class A (6.9%) (b)	12,789	133,772
JNL/PIMCO Total Return Bond Fund - Class A (5.1%) (b)	18,605	234,608
JNL/PPM America Floating Rate Income Fund - Class A (2.9%) (b)	4,371	46,556
JNL/PPM America High Yield Bond Fund - Class A (6.3%) (b)	26,132	173,777
JNL/PPM America Low Duration Bond Fund - Class A (26.1%) (b)	16,269	162,852
JNL/PPM America Total Return Bond Fund - Class A (16.0%) (b)	14,754	174,832
JNL/Scout Unconstrained Bond Fund - Class A (19.0%) (b)	13,765	132,415
JNL/T. Rowe Price Short-Term Bond Fund - Class A (14.0%) (b)	25,217	248,896

		1,715,694

EMERGING MARKETS EQUITY - 2.0%
JNL/Lazard Emerging Markets Fund - Class A (5.1%) (b)	6,829	68,082

GLOBAL EQUITY - 1.1%
JNL/Oppenheimer Global Growth Fund - Class A (3.0%) (b)	2,571	36,480

GLOBAL FIXED INCOME - 7.3%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (12.3%) (b)	21,979	252,978

INTERNATIONAL EQUITY - 2.5%
JNL/Invesco International Growth Fund - Class A (3.8%) (b)	4,663	59,363
JNL/JPMorgan International Value Fund - Class A (4.1%) (b)	3,586	26,281

		85,644

	Shares	Value
INTERNATIONAL FIXED INCOME - 2.2%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (11.6%) (b)	7,092	74,183

Total Investment Companies (cost $3,292,786)		3,449,830

Total Investments - 100.0% (cost $3,292,786)		3,449,830
Other Assets and Liabilities - Net - (0.0% )		(500)

Total Net Assets - 100.0%		$3,449,330

JNL/S&P Managed Moderate Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 3.4%
JNL/BlackRock Commodity Securities Strategy Fund - Class A (6.7%) (b)	7,777	$74,428
JNL/Invesco Global Real Estate Fund - Class A (7.0%) (b)	13,188	143,085

		217,513

DOMESTIC EQUITY - 46.7%
JNL/BlackRock Large Cap Select Growth Fund - Class A (8.9%) (b)	3,939	110,774
JNL/Eagle SmallCap Equity Fund - Class A (4.5%) (b)	2,257	61,551
JNL/Franklin Templeton Small Cap Value Fund - Class A (14.7%) (b)	11,123	168,960
JNL/Goldman Sachs Mid Cap Value Fund - Class A (13.3%) (b)	14,687	171,097
JNL/Invesco Large Cap Growth Fund - Class A (16.7%) (b)	12,405	184,590
JNL/Invesco Mid Cap Value Fund - Class A (14.3%) (b)	5,187	84,490
JNL/Invesco Small Cap Growth Fund - Class A (9.6%) (b)	4,327	88,274
JNL/JPMorgan MidCap Growth Fund - Class A (13.2%) (b)	5,601	178,948
JNL/Morgan Stanley Mid Cap Growth Fund - Class A (31.2%) (b)	5,166	66,904
JNL/PPM America Mid Cap Value Fund - Class A (6.1%) (b)	1,532	23,808
JNL/T. Rowe Price Established Growth Fund - Class A (17.4%) (b)	25,863	858,380
JNL/T. Rowe Price Value Fund - Class A (16.0%) (b)	33,022	569,299
JNL/WMC Value Fund - Class A (21.9%) (b)	16,598	402,511

		2,969,586

DOMESTIC FIXED INCOME - 32.1%
Curian/DoubleLine Total Return Fund (13.9%) (b)	16,008	170,001
JNL/Goldman Sachs Core Plus Bond Fund - Class A (8.3%) (b)	6,807	80,393
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (15.3%) (b)	14,348	192,114
JNL/PIMCO Real Return Fund - Class A (6.3%) (b)	11,812	123,556
JNL/PIMCO Total Return Bond Fund - Class A (7.9%) (b)	28,668	361,505
JNL/PPM America Floating Rate Income Fund - Class A (2.5%) (b)	3,828	40,767
JNL/PPM America High Yield Bond Fund - Class A (9.9%) (b)	40,685	270,553
JNL/PPM America Low Duration Bond Fund - Class A (36.1%) (b)	22,457	224,800

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
JNL/PPM America Total Return Bond Fund - Class A (17.1%) (b)	15,838	187,682
JNL/Scout Unconstrained Bond Fund - Class A (17.8%) (b)	12,852	123,632
JNL/T. Rowe Price Short-Term Bond Fund - Class A (15.1%) (b)	27,228	268,741

		2,043,744

EMERGING MARKETS EQUITY - 3.1%
JNL/Lazard Emerging Markets Fund - Class A (14.9%) (b)	19,982	199,226

GLOBAL EQUITY - 2.1%
JNL/Oppenheimer Global Growth Fund - Class A (10.8%) (b)	9,367	132,918

GLOBAL FIXED INCOME - 5.4%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (16.6%) (b)	29,820	343,229

INTERNATIONAL EQUITY - 5.3%
JNL/Invesco International Growth Fund - Class A (17.5%) (b)	21,285	270,957
JNL/JPMorgan International Value Fund - Class A (9.8%) (b)	8,664	63,509

		334,466

INTERNATIONAL FIXED INCOME - 1.9%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (19.2%) (b)	11,731	122,703

Total Investment Companies (cost $5,823,343)		6,363,385

Total Investments - 100.0% (cost $5,823,343)		6,363,385
Other Assets and Liabilities - Net - (0.0% )		(900)

Total Net Assets - 100.0%		$6,362,485

JNL/S&P Managed Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 3.4%
JNL/BlackRock Commodity Securities Strategy Fund - Class A (5.7%) (b)	6,703	$64,152
JNL/Invesco Global Real Estate Fund - Class A (5.1%) (b)	9,532	103,421

		167,573

DOMESTIC EQUITY - 62.1%
JNL/BlackRock Large Cap Select Growth Fund - Class A (20.9%) (b)	9,245	259,978
JNL/Eagle SmallCap Equity Fund - Class A (3.7%) (b)	1,848	50,393
JNL/Franklin Templeton Small Cap Value Fund - Class A (14.9%) (b)	11,248	170,862
JNL/Goldman Sachs Mid Cap Value Fund - Class A (12.2%) (b)	13,456	156,761
JNL/Invesco Large Cap Growth Fund - Class A (20.6%) (b)	15,343	228,297
JNL/Invesco Mid Cap Value Fund - Class A (17.6%) (b)	6,360	103,601
JNL/Invesco Small Cap Growth Fund - Class A (8.2%) (b)	3,681	75,089
JNL/JPMorgan MidCap Growth Fund - Class A (13.0%) (b)	5,516	176,226
JNL/Morgan Stanley Mid Cap Growth Fund - Class A (18.8%) (b)	3,118	40,383

	Shares	Value
JNL/PPM America Mid Cap Value Fund - Class A (3.5%) (b)	879	13,661
JNL/T. Rowe Price Established Growth Fund - Class A (14.1%) (b)	20,991	696,680
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (4.6%) (b)	3,651	141,928
JNL/T. Rowe Price Value Fund - Class A (17.1%) (b)	35,315	608,833
JNL/WMC Value Fund - Class A (20.2%) (b)	15,307	371,190

		3,093,882

DOMESTIC FIXED INCOME - 17.3%
Curian/DoubleLine Total Return Fund (8.3%) (b)	9,527	101,182
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (3.5%) (b)	3,262	43,683
JNL/PIMCO Real Return Fund - Class A (1.9%) (b)	3,561	37,244
JNL/PIMCO Total Return Bond Fund - Class A (3.6%) (b)	13,142	165,721
JNL/PPM America High Yield Bond Fund - Class A (3.6%) (b)	14,907	99,130
JNL/PPM America Low Duration Bond Fund - Class A (8.2%) (b)	5,121	51,260
JNL/PPM America Total Return Bond Fund - Class A (7.8%) (b)	7,183	85,114
JNL/Scout Unconstrained Bond Fund - Class A (12.5%) (b)	9,010	86,677
JNL/T. Rowe Price Short-Term Bond Fund - Class A (10.8%) (b)	19,471	192,181

		862,192

EMERGING MARKETS EQUITY - 3.6%
JNL/Lazard Emerging Markets Fund - Class A (13.4%) (b)	17,883	178,292

GLOBAL EQUITY - 4.3%
JNL/Oppenheimer Global Growth Fund - Class A (17.4%) (b)	15,153	215,027

GLOBAL FIXED INCOME - 0.7%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (1.8%) (b)	3,186	36,670

INTERNATIONAL EQUITY - 7.0%
JNL/Invesco International Growth Fund - Class A (18.1%) (b)	21,962	279,570
JNL/JPMorgan International Value Fund - Class A (10.9%) (b)	9,614	70,471

		350,041

INTERNATIONAL FIXED INCOME - 1.6%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (12.2%) (b)	7,447	77,899

Total Investment Companies (cost $4,378,773)		4,981,576

Total Investments - 100.0% (cost $4,378,773)		4,981,576
Other Assets and Liabilities - Net - (0.0% )		(708)

Total Net Assets - 100.0%		$4,980,868

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares	Value
JNL/S&P Managed Aggressive Growth Fund
INVESTMENT COMPANIES - 100.0%
ALTERNATIVE - 2.9%
JNL/BlackRock Commodity Securities Strategy Fund - Class A (1.4%) (b)	1,694	$16,214
JNL/Invesco Global Real Estate Fund - Class A (1.7%) (b)	3,154	34,219

		50,433

DOMESTIC EQUITY - 70.9%
JNL/BlackRock Large Cap Select Growth Fund - Class A (8.3%) (b)	3,665	103,055
JNL/Eagle SmallCap Equity Fund - Class A (1.6%) (b)	799	21,798
JNL/Franklin Templeton Small Cap Value Fund - Class A (5.3%) (b)	3,986	60,540
JNL/Goldman Sachs Mid Cap Value Fund - Class A (4.7%) (b)	5,154	60,048
JNL/Invesco Large Cap Growth Fund - Class A (7.7%) (b)	5,701	84,827
JNL/Invesco Mid Cap Value Fund - Class A (4.5%) (b)	1,625	26,479
JNL/Invesco Small Cap Growth Fund - Class A (3.7%) (b)	1,660	33,874
JNL/JPMorgan MidCap Growth Fund - Class A (4.8%) (b)	2,041	65,223
JNL/Morgan Stanley Mid Cap Growth Fund - Class A (7.0%) (b)	1,151	14,904
JNL/T. Rowe Price Established Growth Fund - Class A (5.5%) (b)	8,176	271,364
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (2.5%) (b)	1,929	74,967
JNL/T. Rowe Price Value Fund - Class A (7.3%) (b)	15,131	260,859
JNL/WMC Value Fund - Class A (9.4%) (b)	7,142	173,184

		1,251,122

DOMESTIC FIXED INCOME - 7.6%
JNL/PIMCO Total Return Bond Fund - Class A (0.4%) (b)	1,441	18,166
JNL/PPM America High Yield Bond Fund - Class A (1.2%) (b)	4,741	31,530
JNL/PPM America Total Return Bond Fund - Class A (3.0%) (b)	2,797	33,142
JNL/Scout Unconstrained Bond Fund - Class A (2.4%) (b)	1,706	16,411
JNL/T. Rowe Price Short-Term Bond Fund - Class A (2.0%) (b)	3,527	34,815

		134,064

EMERGING MARKETS EQUITY - 3.7%
JNL/Lazard Emerging Markets Fund - Class A (4.9%) (b)	6,604	65,845

GLOBAL EQUITY - 5.5%
JNL/Oppenheimer Global Growth Fund - Class A (7.9%) (b)	6,900	97,903

INTERNATIONAL EQUITY - 7.7%
JNL/Invesco International Growth Fund - Class A (8.3%) (b)	10,110	128,695
JNL/JPMorgan International Value Fund - Class A (1.0%) (b)	886	6,493

		135,188

	Shares	Value
INTERNATIONAL FIXED INCOME - 1.7%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (4.8%) (b)	2,930	30,646

Total Investment Companies (cost $1,540,986)		1,765,201

Total Investments - 100.0% (cost $1,540,986)		1,765,201
Other Assets and Liabilities - Net - (0.0% )		(269)

Total Net Assets - 100.0%		$1,764,932

(a)	Investment in affiliate.
(b)

At December 31, 2014, the Fund’s percentage ownership of the underlying affiliated fund is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control. Percentages reflecting 0.0% represent amounts less than 0.05%.

Abbreviations:

    MLP - Master Limited Partnership

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/American Funds Blue Chip Income and Growth Fund(d)	JNL/American Funds Global Bond Fund(d)	JNL/American Funds Global Small Capitalization Fund(d)	JNL/American Funds Growth- Income Fund(d)	JNL/American Funds International Fund(d)	JNL/American Funds New World Fund(d)	JNL Institutional Alt 20 Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$–	$–	$–	$–
Investments - affiliated, at value (b)	1,875,718	494,325	394,877	2,446,084	717,938	736,179	1,771,676

Total investments, at value (c)	1,875,718	494,325	394,877	2,446,084	717,938	736,179	1,771,676
Receivable for investments sold	192	195	1,184	–	–	363	398
Receivable for fund shares sold	1,863	111	70	2,487	1,247	271	588
Receivable from adviser	761	232	200	825	366	507	–

Total assets	1,878,534	494,863	396,331	2,449,396	719,551	737,320	1,772,662

Liabilities
Payable for advisory fees	1,073	296	250	1,383	519	665	172
Payable for administrative fees	238	63	50	309	91	95	76
Payable for 12b-1 fee (Class A)	143	37	30	185	54	56	–
Payable for investment securities purchased	–	–	–	1,858	890	–	–
Payable for fund shares redeemed	2,055	306	1,254	629	357	635	986
Payable for trustee fees	18	9	5	24	9	11	33
Payable for other expenses	3	1	1	5	2	1	4

Total liabilities	3,530	712	1,590	4,393	1,922	1,463	1,271

Net assets	$1,875,004	$494,151	$394,741	$2,445,003	$717,629	$735,857	$1,771,391

Net assets consist of:
Paid-in capital	$1,377,930	$505,992	$327,139	$1,844,710	$648,334	$731,979	$1,528,572
Undistributed (excess of distributions over) net investment income (loss)	48,358	6,038	(5)	21,406	7,834	6,803	39,051
Accumulated net realized gain (loss)	4,367	2,791	9,434	101,497	1,583	69,205	139,739
Net unrealized appreciation (depreciation) on investments and foreign currency	444,349	(20,670)	58,173	477,390	59,878	(72,130)	64,029

	$1,875,004	$494,151	$394,741	$2,445,003	$717,629	$735,857	$1,771,391

Class A
Net assets	$1,874,780	$493,988	$394,604	$2,444,608	$717,227	$735,706	$1,771,391
Shares outstanding (no par value), unlimited shares authorized	110,046	46,681	29,630	144,320	58,171	65,756	109,386
Net asset value per share	$17.04	$10.58	$13.32	$16.94	$12.33	$11.19	$16.19

Class B
Net assets	$224	$163	$137	$395	$402	$151	N/A
Shares outstanding (no par value), unlimited shares authorized	13	15	10	23	32	13	N/A
Net asset value per share	$17.14	$10.65	$13.39	$17.03	$12.41	$11.25	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$–	$–	$–	$–
(b) Investments - affiliated, at cost	1,431,369	514,995	336,704	1,968,694	658,060	808,309	1,707,647

(c) Total investments, at cost	$1,431,369	$514,995	$336,704	$1,968,694	$658,060	$808,309	$1,707,647

(d)	The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$790,453	$670,716	$–	$–
Investments - affiliated, at value (b)	2,343,939	3,292,859	638,069	–	–	1,280,177	1,566,828

Total investments, at value (c)	2,343,939	3,292,859	638,069	790,453	670,716	1,280,177	1,566,828
Receivable for investments sold	755	892	736	–	–	–	241
Receivable for fund shares sold	119	703	8	1,218	703	1,112	168
Receivable from adviser	–	–	–	33	28	–	–

Total assets	2,344,813	3,294,454	638,813	791,704	671,447	1,281,289	1,567,237

Liabilities
Payable for advisory fees	221	302	76	199	169	108	127
Payable for administrative fees	100	141	27	100	85	54	66
Payable for 12b-1 fee (Class A)	–	–	–	59	51	–	–
Payable for investment securities purchased	–	–	–	775	411	869	–
Payable for fund shares redeemed	874	1,595	744	442	291	243	409
Payable for trustee fees	48	64	24	5	4	21	24
Payable for other expenses	6	8	2	2	2	3	4

Total liabilities	1,249	2,110	873	1,582	1,013	1,298	630

Net assets	$2,343,564	$3,292,344	$637,940	$790,122	$670,434	$1,279,991	$1,566,607

Net assets consist of:
Paid-in capital	$2,045,703	$2,941,157	$570,608	$726,275	$611,456	$1,120,472	$1,338,278
Undistributed (excess of distributions over) net investment income	49,815	68,770	11,784	12,438	9,175	31,986	41,944
Accumulated net realized gain (loss)	161,265	172,686	36,512	18,017	20,369	28,316	53,140
Net unrealized appreciation (depreciation) on investments and foreign currency	86,781	109,731	19,036	33,392	29,434	99,217	133,245

	$2,343,564	$3,292,344	$637,940	$790,122	$670,434	$1,279,991	$1,566,607

Class A
Net assets	$2,343,564	$3,292,344	$637,940	$790,122	$670,434	$1,279,991	$1,566,607
Shares outstanding (no par value), unlimited shares authorized	142,398	197,701	40,598	64,077	51,779	107,316	136,049
Net asset value per share	$16.46	$16.65	$15.71	$12.33	$12.95	$11.93	$11.51

Class B
Net assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares outstanding (no par value), unlimited shares authorized	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$757,061	$641,282	$–	$–
(b) Investments - affiliated, at cost	2,257,158	3,183,128	619,033	–	–	1,180,960	1,433,583

(c) Total investments, at cost	$2,257,158	$3,183,128	$619,033	$757,061	$641,282	$1,180,960	$1,433,583

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$–	$–	$–	$–
Investments - affiliated, at value (b)	697,864	1,655,785	436,854	751,411	26,792	17,736	44,701

Total investments, at value (c)	697,864	1,655,785	436,854	751,411	26,792	17,736	44,701
Receivable for investments sold	–	485	2,773	436	–	–	–
Receivable for fund shares sold	333	450	17	217	19	56	50
Receivable from adviser	–	–	–	–	–	–	–

Total assets	698,197	1,656,720	439,644	752,064	26,811	17,792	44,751

Liabilities
Payable for advisory fees	68	–	–	–	6	4	10
Payable for administrative fees	30	70	18	32	1	1	2
Payable for 12b-1 fee (Class A)	–	–	–	–	–	–	–
Payable for investment securities purchased	197	–	–	–	19	56	18
Payable for fund shares redeemed	135	936	2,790	653	1	–	32
Payable for trustee fees	10	52	12	17	–	–	–
Payable for other expenses	2	4	1	1	–	–	–

Total liabilities	442	1,062	2,821	703	27	61	62

Net assets	$697,755	$1,655,658	$436,823	$751,361	$26,784	$17,731	$44,689

Net assets consist of:
Paid-in capital	$598,921	$1,369,421	$318,843	$569,434	$27,438	$18,488	$46,074
Undistributed (excess of distributions over) net investment income	18,767	24,817	8,462	13,953	–	–	–
Accumulated net realized gain (loss)	31,056	(67,546)	(24,981)	18,452	(18)	(274)	(228)
Net unrealized appreciation (depreciation) on investments and foreign currency	49,011	328,966	134,499	149,522	(636)	(483)	(1,157)

	$697,755	$1,655,658	$436,823	$751,361	$26,784	$17,731	$44,689

Class A
Net assets	$697,755	$1,655,658	$436,823	$751,361	$26,784	$17,731	$44,689
Shares outstanding (no par value), unlimited shares authorized	64,097	138,359	38,368	61,813	2,554	1,698	4,274
Net asset value per share	$10.89	$11.97	$11.39	$12.16	$10.49	$10.44	$10.46

Class B
Net assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares outstanding (no par value), unlimited shares authorized	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$–	$–	$–	$–
(b) Investments - affiliated, at cost	648,853	1,326,819	302,355	601,889	27,428	18,219	45,858

(c) Total investments, at cost	$648,853	$1,326,819	$302,355	$601,889	$27,428	$18,219	$45,858

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$–	$–	$–
Investments - affiliated, at value (b)	4,983,925	1,660,617	3,449,830	6,363,385	4,981,576	1,765,201

Total investments, at value (c)	4,983,925	1,660,617	3,449,830	6,363,385	4,981,576	1,765,201
Receivable for investments sold	–	609	1,228	166	434	119
Receivable for fund shares sold	6,926	748	674	2,096	1,626	606
Receivable from adviser	–	–	–	–	–	–

Total assets	4,990,851	1,661,974	3,451,732	6,365,647	4,983,636	1,765,926

Liabilities
Payable for advisory fees	–	135	257	455	360	141
Payable for administrative fees	209	71	147	271	212	75
Payable for 12b-1 fee (Class A)	–	–	–	–	–	–
Payable for investment securities purchased	2,513	–	–	–	–	–
Payable for fund shares redeemed	4,412	1,357	1,902	2,261	2,060	725
Payable for trustee fees	57	51	88	160	125	48
Payable for other expenses	10	4	8	15	11	5

Total liabilities	7,201	1,618	2,402	3,162	2,768	994

Net assets	$4,983,650	$1,660,356	$3,449,330	$6,362,485	$4,980,868	$1,764,932

Net assets consist of:
Paid-in capital	$3,711,021	$1,659,267	$3,304,475	$5,850,131	$4,419,429	$1,578,481
Undistributed (excess of distributions over) net investment income	306,174	(47)	(80)	(143)	(2,981)	(1,255)
Accumulated net realized gain (loss)	235,142	(6,654)	(12,109)	(27,545)	(38,383)	(36,509)
Net unrealized appreciation (depreciation) on investments and foreign currency	731,313	7,790	157,044	540,042	602,803	224,215

	$4,983,650	$1,660,356	$3,449,330	$6,362,485	$4,980,868	$1,764,932

Class A
Net assets	$4,983,650	$1,660,356	$3,449,330	$6,362,485	$4,980,868	$1,764,932
Shares outstanding (no par value), unlimited shares authorized	269,795	136,634	259,286	440,874	337,867	103,590
Net asset value per share	$18.47	$12.15	$13.30	$14.43	$14.74	$17.04

Class B
Net assets	N/A	N/A	N/A	N/A	N/A	N/A
Shares outstanding (no par value), unlimited shares authorized	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A	N/A	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$–	$–	$–
(b) Investments - affiliated, at cost	4,252,612	1,652,827	3,292,786	5,823,343	4,378,773	1,540,986

(c) Total investments, at cost	$4,252,612	$1,652,827	$3,292,786	$5,823,343	$4,378,773	$1,540,986

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth- Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)	JNL Institutional Alt 20 Fund
Investment income
Dividends (a)	$–	$–	$–	$–	$–	$–	$25,801
Dividends received from master fund (a)	57,381	8,880	1,345	35,283	12,130	9,888	–

Total investment income	57,381	8,880	1,345	35,283	12,130	9,888	25,801

Expenses
Advisory fees	10,160	3,589	2,892	13,808	5,587	7,674	2,048
Administrative fees	2,229	769	578	3,071	986	1,096	899
12b-1 fees (Class A)	3,715	1,282	964	5,118	1,642	1,827	–
Legal fees	7	3	2	9	4	4	8
Trustee fees	21	7	6	29	12	14	26
Other expenses	16	6	3	20	8	7	21

Total expenses	16,148	5,656	4,445	22,055	8,239	10,622	3,002

Expense waiver	(7,134)	(2,820)	(2,314)	(8,189)	(3,944)	(5,847)	–

Net expenses	9,014	2,836	2,131	13,866	4,295	4,775	3,002

Net investment income (loss)	48,367	6,044	(786)	21,417	7,835	5,113	22,799

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	–	–	–	–
Affiliated investments	4,487	(878)	7,831	5,175	1,638	(381)	116,846
Distributions from unaffiliated investment companies	–	–	–	–	–	–	–
Distributions from affiliated investment companies	–	4,530	1,681	96,324	–	71,324	41,341
Net change in unrealized appreciation (depreciation) on Investments	156,642	(5,846)	(4,682)	76,243	(32,090)	(142,292)	(141,714)

Net realized and unrealized gain (loss)	161,129	(2,194)	4,830	177,742	(30,452)	(71,349)	16,473

Net increase (decrease) in net assets from operations	$209,496	$3,850	$4,044	$199,159	$(22,617)	$(66,236)	$39,272

(a) Income from affiliated investments	$57,381	$8,880	$1,345	$35,283	$12,130	$9,888	$25,801
(b)	The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Investment income
Dividends (a)	$33,941	$46,284	$8,297	$16,443	$12,576	$19,012	$21,520
Dividends received from master fund	–	–	–	–	–	–	–

Total investment income	33,941	46,284	8,297	16,443	12,576	19,012	21,520

Expenses
Advisory fees	2,676	3,632	958	1,886	1,619	1,208	1,411
Administrative fees	1,213	1,691	354	943	810	599	725
12b-1 fees (Class A)	–	–	–	1,572	1,349	–	–
Legal fees	11	16	3	3	3	6	7
Trustee fees	36	50	11	9	7	17	21
Other expenses	29	40	9	6	6	13	16

Total expenses	3,965	5,429	1,335	4,419	3,794	1,843	2,180

Expense waiver	–	–	–	(314)	(270)	–	–

Net expenses	3,965	5,429	1,335	4,105	3,524	1,843	2,180

Net investment income (loss)	29,976	40,855	6,962	12,338	9,052	17,169	19,340

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	1,553	1,229	–	–
Affiliated investments	133,998	138,752	32,280	–	–	17,526	37,610
Distributions from unaffiliated investment companies	–	–	–	16,664	19,286	–	–
Distributions from affiliated investment companies	52,227	73,987	13,368	–	–	28,086	42,442
Net change in unrealized appreciation (depreciation) on Investments	(171,261)	(192,610)	(39,350)	(6,009)	(10,252)	(1,167)	(26,301)

Net realized and unrealized gain (loss)	14,964	20,129	6,298	12,208	10,263	44,445	53,751

Net increase (decrease) in net assets from operations	$44,940	$60,984	$13,260	$24,546	$19,315	$61,614	$73,091

(a) Income from affiliated investments	$33,941	$46,284	$8,297	$–	$–	$19,012	$21,520

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund(b)	JNL/MMRS Growth Fund(b)	JNL/MMRS Moderate Fund(b)
Investment income
Dividends (a)	$8,929	$25,747	$8,473	$13,604	$397	$168	$447
Dividends received from master fund	–	–	–	–	–	–	–

Total investment income	8,929	25,747	8,473	13,604	397	168	447

Expenses
Advisory fees	762	–	–	–	23	13	35
Administrative fees	320	833	208	370	4	3	6
12b-1 fees (Class A)	–	–	–	–	–	–	–
Legal fees	3	8	2	3	–	–	–
Trustee fees	9	24	6	11	–	–	–
Other expenses	5	19	3	8	1	–	–

Total expenses	1,099	884	219	392	28	16	41

Expense waiver	–	–	–	–	–	–	–

Net expenses	1,099	884	219	392	28	16	41

Net investment income (loss)	7,830	24,863	8,254	13,212	369	152	406

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	–	–	–	–
Affiliated investments	22,968	7,415	12,230	19,250	54	(179)	(104)
Distributions from unaffiliated investment companies	–	–	–	–	–	–	–
Distributions from affiliated investment companies	20,719	14,562	2,918	10,051	595	696	1,340
Net change in unrealized appreciation (depreciation) on Investments	(20,176)	(6,495)	10,214	(4,974)	(636)	(483)	(1,157)

Net realized and unrealized gain (loss)	23,511	15,482	25,362	24,327	13	34	79

Net increase (decrease) in net assets from operations	$31,341	$40,345	$33,616	$37,539	$382	$186	$485

(a) Income from affiliated investments	$8,929	$25,747	$8,473	$13,604	$397	$168	$447
(b) Period from April 28, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Investment income
Dividends (a)	$35,437	$30,833	$51,641	$82,983	$42,218	$12,787
Dividends received from master fund	–	–	–	–	–	–

Total investment income	35,437	30,833	51,641	82,983	42,218	12,787

Expenses
Advisory fees	–	1,614	3,002	5,287	4,071	1,600
Administrative fees	1,974	852	1,721	3,148	2,388	844
12b-1 fees (Class A)	–	–	–	–	–	–
Legal fees	18	8	16	30	22	8
Trustee fees	55	25	50	92	70	25
Other expenses	39	21	40	73	56	19

Total expenses	2,086	2,520	4,829	8,630	6,607	2,496

Expense waiver	–	–	–	–	–	–

Net expenses	2,086	2,520	4,829	8,630	6,607	2,496

Net investment income (loss)	33,351	28,313	46,812	74,353	35,611	10,291

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	–	–	–
Affiliated investments	102,044	36,010	79,898	117,108	71,152	53,920
Distributions from unaffiliated investment companies	–	–	–	–	–	–
Distributions from affiliated investment companies	424,007	21,370	87,372	241,029	247,814	98,539
Net change in unrealized appreciation (depreciation) on Investments	5,156	(32,349)	(80,325)	(155,256)	(91,767)	(54,381)

Net realized and unrealized gain (loss)	531,207	25,031	86,945	202,881	227,199	98,078

Net increase (decrease) in net assets from operations	$564,558	$53,344	$133,757	$277,234	$262,810	$108,369

(a) Income from affiliated investments	$35,437	$30,833	$51,641	$82,983	$42,218	$12,787

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth- Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL Institutional Alt 20 Fund
Operations
Net investment income (loss)	$48,367	$6,044	$(786)	$21,417	$7,835	$5,113	$22,799
Net realized gain (loss)	4,487	3,652	9,512	101,499	1,638	70,943	158,187
Net change in unrealized appreciation (depreciation)	156,642	(5,846)	(4,682)	76,243	(32,090)	(142,292)	(141,714)

Net increase (decrease) in net assets from operations	209,496	3,850	4,044	199,159	(22,617)	(66,236)	39,272

Distributions to shareholders
From net investment income
Class A	(17,064)	(47)	(856)	(13,916)	(4,993)	(6,136)	(30,609)
Class B	(2)	–	(1)	(3)	(3)	(2)	–
From net realized gains
Class A	(3,027)	(3,877)	(2,586)	(16,797)	(3,107)	(4,972)	(18,992)
Class B	–	(1)	(1)	(3)	(2)	(1)	–

Total distributions to shareholders	(20,093)	(3,925)	(3,444)	(30,719)	(8,105)	(11,111)	(49,601)

Share transactions[1]
Proceeds from the sale of shares
Class A	670,877	190,882	163,017	923,264	274,003	276,918	244,946
Class B	101	27	41	155	269	38	–
Reinvestment of distributions
Class A	20,091	3,924	3,442	30,713	8,100	11,108	49,601
Class B	2	1	2	6	5	3	–
Cost of shares redeemed
Class A	(219,800)	(155,772)	(109,043)	(322,177)	(95,915)	(122,033)	(285,047)
Class B	(59)	(89)	(39)	(79)	(35)	(52)	–

Net increase (decrease) in net assets from share transactions	471,212	38,973	57,420	631,882	186,427	165,982	9,500

Net increase (decrease) net assets	660,615	38,898	58,020	800,322	155,705	88,635	(829)

Net assets beginning of year	1,214,389	455,253	336,721	1,644,681	561,924	647,222	1,772,220

Net assets end of year	$1,875,004	$494,151	$394,741	$2,445,003	$717,629	$735,857	$1,771,391

Undistributed (excess of distributions over) net investment income	$48,358	$6,038	$(5)	$21,406	$7,834	$6,803	$39,051

[1] Share transactions
Shares sold
Class A	41,541	17,507	12,030	56,697	21,357	22,566	14,797
Class B	6	2	3	10	21	3	–
Reinvestment of distributions
Class A	1,160	368	261	1,789	637	948	3,034
Shares redeemed
Class A	(13,732)	(14,346)	(8,161)	(19,763)	(7,502)	(10,058)	(17,232)
Class B	(4)	(8)	(3)	(5)	(3)	(4)	–

Net increase/(decrease)
Class A	28,969	3,529	4,130	38,723	14,492	13,456	599

Class B	2	(6)	–	5	18	(1)	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$511,015	$122,514	$96,521	$731,724	$193,634	$256,879	$921,470
Proceeds from sales of securities	11,281	76,876	41,628	12,460	7,398	25,516	897,422

(a)	The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Operations
Net investment income (loss)	$29,976	$40,855	$6,962	$12,338	$9,052	$17,169	$19,340
Net realized gain (loss)	186,225	212,739	45,648	18,217	20,515	45,612	80,052
Net change in unrealized appreciation (depreciation)	(171,261)	(192,610)	(39,350)	(6,009)	(10,252)	(1,167)	(26,301)

Net increase (decrease) in net assets from operations	44,940	60,984	13,260	24,546	19,315	61,614	73,091

Distributions to shareholders
From net investment income
Class A	(38,900)	(50,301)	(10,308)	(6,430)	(4,175)	(26,603)	(27,218)
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(26,823)	(38,446)	(20,124)	(1,059)	(1,995)	(53,770)	(64,001)
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(65,723)	(88,747)	(30,432)	(7,489)	(6,170)	(80,373)	(91,219)

Share transactions[1]
Proceeds from the sale of shares
Class A	323,026	552,006	18,536	407,873	371,159	293,542	400,793
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	65,723	88,747	30,432	7,489	6,170	80,373	91,219
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(433,771)	(632,670)	(159,453)	(104,372)	(93,285)	(171,711)	(202,406)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	(45,022)	8,083	(110,485)	310,990	284,044	202,204	289,606

Net increase (decrease) net assets	(65,805)	(19,680)	(127,657)	328,047	297,189	183,445	271,478

Net assets beginning of year	2,409,369	3,312,024	765,597	462,075	373,245	1,096,546	1,295,129

Net assets end of year	$2,343,564	$3,292,344	$637,940	$790,122	$670,434	$1,279,991	$1,566,607

Undistributed (excess of distributions over) net investment income	$49,815	$68,770	$11,784	$12,438	$9,175	$31,986	$41,944

[1] Share transactions
Shares sold
Class A	19,108	32,259	1,126	33,285	28,875	23,750	33,833
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	3,954	5,279	1,918	601	470	6,692	7,857
Shares redeemed
Class A	(25,705)	(37,083)	(9,687)	(8,514)	(7,283)	(13,902)	(17,035)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	(2,643)	455	(6,643)	25,372	22,062	16,540	24,655

Class B	–	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,132,660	$1,554,734	$309,789	$341,706	$318,562	$383,517	$544,823
Proceeds from sales of securities	1,161,197	1,520,537	430,390	9,061	12,216	216,403	284,615

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund(a)	JNL/MMRS Growth Fund(a)	JNL/MMRS Moderate Fund(a)
Operations
Net investment income (loss)	$7,830	$24,863	$8,254	$13,212	$369	$152	$406
Net realized gain (loss)	43,687	21,977	15,148	29,301	649	517	1,236
Net change in unrealized appreciation (depreciation)	(20,176)	(6,495)	10,214	(4,974)	(636)	(483)	(1,157)

Net increase (decrease) in net assets from operations	31,341	40,345	33,616	37,539	382	186	485

Distributions to shareholders
From net investment income
Class A	(10,460)	(27,118)	(7,491)	(10,308)	–	–	–
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(22,104)	–	(14,450)	(29,911)	–	–	–
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(32,564)	(27,118)	(21,941)	(40,219)	–	–	–

Share transactions[1]
Proceeds from the sale of shares
Class A	224,302	398,027	87,536	143,374	31,806	19,982	50,659
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	32,564	27,118	21,941	40,219	–	–	–
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(111,746)	(342,266)	(78,076)	(143,861)	(5,404)	(2,437)	(6,455)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	145,120	82,879	31,401	39,732	26,402	17,545	44,204

Net increase (decrease) net assets	143,897	96,106	43,076	37,052	26,784	17,731	44,689

Net assets beginning of year	553,858	1,559,552	393,747	714,309	–	–	–

Net assets end of year	$697,755	$1,655,658	$436,823	$751,361	$26,784	$17,731	$44,689

Undistributed (excess of distributions over) net investment income	$18,767	$24,817	$8,462	$13,953	$–	$–	$–

[1] Share transactions
Shares sold
Class A	20,287	32,509	7,764	11,539	3,078	1,930	4,894
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	2,963	2,239	1,926	3,307	–	–	–
Shares redeemed
Class A	(10,073)	(27,965)	(6,900)	(11,586)	(524)	(232)	(620)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	13,177	6,783	2,790	3,260	2,554	1,698	4,274

Class B	–	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$287,100	$154,630	$48,450	$77,443	$30,747	$28,817	$58,897
Proceeds from sales of securities	145,975	59,434	27,814	54,662	3,373	10,419	12,934
(a) Period from April 28, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Operations
Net investment income (loss)	$33,351	$28,313	$46,812	$74,353	$35,611	$10,291
Net realized gain (loss)	526,051	57,380	167,270	358,137	318,966	152,459
Net change in unrealized appreciation (depreciation)	5,156	(32,349)	(80,325)	(155,256)	(91,767)	(54,381)

Net increase (decrease) in net assets from operations	564,558	53,344	133,757	277,234	262,810	108,369

Distributions to shareholders
From net investment income
Class A	(92,617)	(4,974)	(6,925)	(14,791)	(25,152)	(7,891)
Class B	–	–	–	–	–	–
From net realized gains
Class A	(86,345)	(18,669)	(46,457)	(105,048)	(106,550)	(45,185)
Class B	–	–	–	–	–	–

Total distributions to shareholders	(178,962)	(23,643)	(53,382)	(119,839)	(131,702)	(53,076)

Share transactions[1]
Proceeds from the sale of shares
Class A	2,187,860	326,268	628,051	1,056,439	961,692	473,830
Class B	–	–	–	–	–	–
Reinvestment of distributions
Class A	178,962	23,643	53,382	119,839	131,702	53,076
Class B	–	–	–	–	–	–
Cost of shares redeemed
Class A	(859,306)	(435,634)	(655,352)	(1,013,240)	(758,038)	(396,686)
Class B	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	1,507,516	(85,723)	26,081	163,038	335,356	130,220

Net increase (decrease) net assets	1,893,112	(56,022)	106,456	320,433	466,464	185,513

Net assets beginning of year	3,090,538	1,716,378	3,342,874	6,042,052	4,514,404	1,579,419

Net assets end of year	$4,983,650	$1,660,356	$3,449,330	$6,362,485	$4,980,868	$1,764,932

Undistributed (excess of distributions over) net investment income	$306,174	$(47)	$(80)	$(143)	$(2,981)	$(1,255)

[1] Share transactions
Shares sold
Class A	124,913	26,731	47,243	73,516	65,578	28,046
Class B	–	–	–	–	–	–
Reinvestment of distributions
Class A	9,705	1,935	3,987	8,242	8,869	3,093
Shares redeemed
Class A	(49,201)	(35,678)	(49,252)	(70,322)	(51,679)	(23,373)
Class B	–	–	–	–	–	–

Net increase/(decrease)
Class A	85,417	(7,012)	1,978	11,436	22,768	7,766

Class B	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,953,469	$297,685	$672,249	$1,108,014	$1,027,651	$496,665
Proceeds from sales of securities	167,452	357,369	565,338	749,365	540,492	310,659

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth- Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL Institutional Alt 20 Fund
Operations
Net investment income (loss)	$17,063	$(2,546)	$855	$13,914	$4,998	$6,139	$26,266
Net realized gain (loss)	3,027	6,006	2,587	16,799	3,108	4,973	22,064
Net change in unrealized appreciation (depreciation)	242,550	(17,725)	61,095	321,350	79,564	48,310	159,544

Net increase (decrease) in net assets from operations	262,640	(14,265)	64,537	352,063	87,670	59,422	207,874

Distributions to shareholders
From net investment income
Class A	(11,218)	(9,701)	(1,871)	(10,238)	(3,804)	(3,060)	(32,596)
Class B	(2)	(5)	(1)	(2)	(1)	(1)	–
From net realized gains
Class A	(4,729)	(2,151)	(635)	(1,276)	(756)	(1,049)	(27,405)
Class B	(1)	(1)	–	–	–	–	–

Total distributions to shareholders	(15,950)	(11,858)	(2,507)	(11,516)	(4,561)	(4,110)	(60,001)

Share transactions[1]
Proceeds from the sale of shares
Class A	415,370	164,773	127,907	685,757	204,625	241,916	376,247
Class B	46	75	24	102	34	43	–
Reinvestment of distributions
Class A	15,947	11,852	2,506	11,514	4,560	4,109	60,001
Class B	3	6	1	2	1	1	–
Cost of shares redeemed
Class A	(162,529)	(161,757)	(61,452)	(257,566)	(90,483)	(118,571)	(217,791)
Class B	(41)	(107)	(26)	(51)	(47)	(19)	–

Net increase (decrease) in net assets from share transactions	268,796	14,842	68,960	439,758	118,690	127,479	218,457

Net increase (decrease) net assets	515,486	(11,281)	130,990	780,305	201,799	182,791	366,330

Net assets beginning of year	698,903	466,534	205,731	864,376	360,125	464,431	1,405,890

Net assets end of year	$1,214,389	$455,253	$336,721	$1,644,681	$561,924	$647,222	$1,772,220

Undistributed (excess of distributions over) net investment income	$17,057	$41	$853	$13,908	$4,995	$6,135	$30,358

[1] Share transactions
Shares sold
Class A	31,100	15,147	10,692	50,553	17,512	20,861	23,986
Class B	4	7	2	8	3	4	–
Reinvestment of distributions
Class A	1,106	1,125	193	769	367	340	3,778
Class B	–	1	–	–	–	–	–
Shares redeemed
Class A	(12,068)	(14,922)	(5,158)	(18,935)	(7,807)	(10,260)	(13,819)
Class B	(3)	(10)	(2)	(4)	(4)	(2)	–

Net increase/(decrease)
Class A	20,138	1,350	5,727	32,387	10,072	10,941	13,945

Class B	1	(2)	–	4	(1)	2	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$280,424	$81,783	$82,958	$500,272	$137,656	$157,990	$588,223
Proceeds from sales of securities	10,340	75,692	15,605	57,791	18,461	26,016	391,261

(a)	The Master Funds for the JNL American Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Operations
Net investment income (loss)	$33,508	$43,344	$8,898	$6,119	$4,045	$15,317	$15,360
Net realized gain (loss)	30,382	41,734	21,030	1,283	2,110	65,170	76,196
Net change in unrealized appreciation (depreciation)	198,806	219,634	45,479	35,997	36,265	64,591	118,928

Net increase (decrease) in net assets from operations	262,696	304,712	75,407	43,399	42,420	145,078	210,484

Distributions to shareholders
From net investment income
Class A	(37,476)	(40,698)	(8,254)	(2,353)	(1,323)	(12,966)	(12,356)
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(42,632)	(33,152)	(17,787)	(212)	(260)	(17,651)	(23,566)
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(80,108)	(73,850)	(26,041)	(2,565)	(1,583)	(30,617)	(35,922)

Share transactions[1]
Proceeds from the sale of shares
Class A	499,392	806,896	30,222	321,003	269,689	351,914	430,411
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	80,108	73,850	26,041	2,565	1,583	30,617	35,922
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(372,806)	(598,789)	(250,927)	(50,912)	(43,788)	(161,500)	(163,740)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	206,694	281,957	(194,664)	272,656	227,484	221,031	302,593

Net increase (decrease) net assets	389,282	512,819	(145,298)	313,490	268,321	335,492	477,155

Net assets beginning of year	2,020,087	2,799,205	910,895	148,585	104,924	761,054	817,974

Net assets end of year	$2,409,369	$3,312,024	$765,597	$462,075	$373,245	$1,096,546	$1,295,129

Undistributed (excess of distributions over) net investment income	$38,302	$49,143	$9,900	$6,429	$4,175	$26,589	$27,202

[1] Share transactions
Shares sold
Class A	31,036	49,606	1,893	28,771	23,331	30,571	39,432
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	4,945	4,500	1,643	219	130	2,584	3,168
Class B	–	–	–	–	–	–	–
Shares redeemed
Class A	(23,055)	(36,654)	(15,696)	(4,544)	(3,791)	(14,012)	(15,005)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	12,926	17,452	(12,160)	24,446	19,670	19,143	27,595

Class B	–	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$844,615	$1,362,872	$305,890	$280,331	$240,148	$461,138	$532,453
Proceeds from sales of securities	670,129	1,094,815	514,684	2,732	9,637	233,217	223,713

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund
Operations
Net investment income (loss)	$6,277	$27,110	$7,284	$9,558	$24,326	$31,258	$47,765
Net realized gain (loss)	26,374	(1,021)	14,692	32,946	159,701	85,772	170,008
Net change in unrealized appreciation (depreciation)	57,272	270,920	63,514	91,270	509,008	(39,678)	93,817

Net increase (decrease) in net assets from operations	89,923	297,009	85,490	133,774	693,035	77,352	311,590

Distributions to shareholders
From net investment income
Class A	(4,157)	(28,077)	(7,375)	(9,881)	(16,817)	(10,471)	(14,661)
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(9,910)	–	(2,549)	(10,590)	(63,183)	(1,142)	(6,549)
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(14,067)	(28,077)	(9,924)	(20,471)	(80,000)	(11,613)	(21,210)

Share transactions[1]
Proceeds from the sale of shares
Class A	229,760	279,603	63,675	150,098	1,611,190	481,551	768,492
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	14,067	28,077	9,924	20,471	80,000	11,613	21,210
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(82,140)	(243,371)	(69,602)	(112,255)	(498,151)	(682,553)	(650,442)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	161,687	64,309	3,997	58,314	1,193,039	(189,389)	139,260

Net increase (decrease) net assets	237,543	333,241	79,563	171,617	1,806,074	(123,650)	429,640

Net assets beginning of year	316,315	1,226,311	314,184	542,692	1,284,464	1,840,028	2,913,234

Net assets end of year	$553,858	$1,559,552	$393,747	$714,309	$3,090,538	$1,716,378	$3,342,874

Undistributed (excess of distributions over) net investment income	$10,453	$27,072	$7,481	$10,295	$92,582	$4,931	$6,853

[1] Share transactions
Shares sold
Class A	22,563	25,555	6,234	13,203	105,936	41,021	62,029
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	1,328	2,442	924	1,728	4,920	981	1,661
Class B	–	–	–	–	–	–	–
Shares redeemed
Class A	(8,065)	(22,355)	(6,884)	(9,818)	(33,536)	(58,205)	(52,414)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	15,826	5,642	274	5,113	77,320	(16,203)	11,276

Class B	–	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$249,513	$110,303	$37,176	$106,825	$1,332,091	$704,914	$1,285,941
Proceeds from sales of securities	84,848	46,938	32,854	48,688	74,340	848,973	1,044,535

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Operations
Net investment income (loss)	$76,205	$43,331	$13,016
Net realized gain (loss)	311,049	287,949	112,683
Net change in unrealized appreciation (depreciation)	411,877	454,248	175,650

Net increase (decrease) in net assets from operations	799,131	785,528	301,349

Distributions to shareholders
From net investment income
Class A	(27,305)	(34,757)	(9,521)
Class B	–	–	–
From net realized gains
Class A	(18,263)	(20,284)	(3,885)
Class B	–	–	–

Total distributions to shareholders	(45,568)	(55,041)	(13,406)

Share transactions[1]
Proceeds from the sale of shares
Class A	1,287,220	1,067,135	481,737
Class B	–	–	–
Reinvestment of distributions
Class A	45,568	55,041	13,406
Class B	–	–	–
Cost of shares redeemed
Class A	(844,711)	(601,595)	(295,573)
Class B	–	–	–

Net increase (decrease) in net assets from share transactions	488,077	520,581	199,570

Net increase (decrease) net assets	1,241,640	1,251,068	487,513

Net assets beginning of year	4,800,412	3,263,336	1,091,906

Net assets end of year	$6,042,052	$4,514,404	$1,579,419

Undistributed (excess of distributions over) net investment income	$14,665	$25,028	$7,842

[1] Share transactions
Shares sold
Class A	98,065	81,358	32,384
Class B	–	–	–
Reinvestment of distributions
Class A	3,319	3,965	843
Class B	–	–	–
Shares redeemed
Class A	(64,269)	(45,860)	(19,997)
Class B	–	–	–

Net increase/(decrease)
Class A	37,115	39,463	13,230

Class B	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,843,115	$1,485,419	$581,550
Proceeds from sales of securities	1,178,641	844,941	329,297

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/American Funds Blue Chip Income and Growth Fund(f)
Class A
12/31/2014	$14.98	$0.52	$1.73	$2.25	$(0.16)		$(0.03)		$17.04	14.99%	$1,874,780	1%	0.61%	1.09%	3.25%
12/31/2013	11.47	0.24	3.47	3.71	(0.14)		(0.06)		14.98	32.43	1,214,231	1	0.63	1.10	1.79
12/31/2012	10.21	0.22	1.15	1.37	(0.10)		(0.01)		11.47	13.43	698,789	5	0.65	1.10	1.97
12/31/2011	10.39	0.21	(0.34)	(0.13)	(0.05)		–		10.21	(1.25)	403,577	4	0.65	1.10	2.05
12/31/2010*	10.00	0.29	0.10	0.39	–		–		10.39	3.90	148,996	5	0.65	1.10	4.51
Class B
12/31/2014	15.05	0.60	1.70	2.30	(0.18)		(0.03)		17.14	15.27	224	1	0.36	0.84	3.70
12/31/2013	11.53	0.25	3.49	3.74	(0.16)		(0.06)		15.05	32.51	158	1	0.38	0.85	1.83
12/31/2012	10.25	0.25	1.15	1.40	(0.11)		(0.01)		11.53	13.69	114	5	0.40	0.85	2.26
12/31/2011	10.41	0.32	(0.43)	(0.11)	(0.05)		–		10.25	(1.03)	55	4	0.40	0.85	3.12
12/31/2010*	10.00	0.42	(0.01)	0.41	–		–		10.41	4.10	9	5	0.40	0.85	6.57
JNL/American Funds Global Bond Fund(f)
Class A
12/31/2014	10.54	0.13	(0.01)	0.12	(0.00	)(g)	(0.08)		10.58	1.17	493,988	15	0.55	1.10	1.18
12/31/2013	11.15	(0.06)	(0.27)	(0.33)	(0.23)		(0.05)		10.54	(2.95)	455,032	16	0.55	1.10	(0.55)
12/31/2012	10.82	0.22	0.41	0.63	(0.21)		(0.09)		11.15	5.76	466,274	11	0.55	1.10	1.98
12/31/2011	10.45	0.38	0.07	0.45	(0.08)		(0.00	)(g)	10.82	4.32	339,564	18	0.55	1.10	3.54
12/31/2010*	10.00	0.48	(0.03)	0.45	–		–		10.45	4.50	105,262	5	0.55	1.10	6.97
Class B
12/31/2014	10.61	0.14	0.01	0.15	(0.03)		(0.08)		10.65	1.40	163	15	0.30	0.85	1.31
12/31/2013	11.22	(0.04)	(0.27)	(0.31)	(0.25)		(0.05)		10.61	(2.72)	221	16	0.30	0.85	(0.38)
12/31/2012	10.86	0.24	0.43	0.67	(0.22)		(0.09)		11.22	6.15	260	11	0.30	0.85	2.15
12/31/2011	10.47	0.39	0.08	0.47	(0.08)		(0.00	)(g)	10.86	4.53	176	18	0.30	0.85	3.58
12/31/2010*	10.00	0.63	(0.16)	0.47	–		–		10.47	4.70	79	5	0.30	0.85	8.98
JNL/American Funds Global Small Capitalization Fund(f)
Class A
12/31/2014	13.20	(0.03)	0.27	0.24	(0.03)		(0.09)		13.32	1.80	394,604	11	0.55	1.15	(0.20)
12/31/2013	10.40	0.04	2.86	2.90	(0.07)		(0.03)		13.20	27.90	336,588	6	0.55	1.15	0.32
12/31/2012	8.95	0.11	1.49	1.60	(0.07)		(0.08)		10.40	17.90	205,624	8	0.55	1.15	1.09
12/31/2011	11.15	0.11	(2.28)	(2.17)	(0.03)		(0.00	)(g)	8.95	(19.43)	130,159	10	0.55	1.15	1.11
12/31/2010*	10.00	0.13	1.02	1.15	–		–		11.15	11.50	80,924	4	0.55	1.15	1.93
Class B
12/31/2014	13.26	0.01	0.26	0.27	(0.05)		(0.09)		13.39	2.05	137	11	0.30	0.90	0.04
12/31/2013	10.45	0.07	2.86	2.93	(0.09)		(0.03)		13.26	28.03	133	6	0.30	0.90	0.62
12/31/2012	8.99	0.13	1.49	1.62	(0.08)		(0.08)		10.45	18.10	107	8	0.30	0.90	1.30
12/31/2011	11.16	0.12	(2.26)	(2.14)	(0.03)		(0.00	)(g)	8.99	(19.11)	49	10	0.30	0.90	1.19
12/31/2010*	10.00	0.22	0.94	1.16	–		–		11.16	11.60	23	4	0.30	0.90	3.11
JNL/American Funds Growth-Income Fund(f)
Class A
12/31/2014	15.57	0.17	1.42	1.59	(0.10)		(0.12)		16.94	10.19	2,444,608	1	0.68	1.08	1.05
12/31/2013	11.80	0.15	3.73	3.88	(0.10)		(0.01)		15.57	32.93	1,644,396	5	0.69	1.09	1.12
12/31/2012	10.17	0.17	1.55	1.72	(0.08)		(0.01)		11.80	16.92	864,206	1	0.70	1.10	1.52
12/31/2011	10.45	0.18	(0.42)	(0.24)	(0.04)		–		10.17	(2.30)	460,263	3	0.70	1.10	1.76
12/31/2010*	10.00	0.24	0.21	0.45	–		–		10.45	4.50	174,494	0	0.70	1.10	3.72
Class B
12/31/2014	15.64	0.20	1.43	1.63	(0.12)		(0.12)		17.03	10.41	395	1	0.43	0.83	1.23
12/31/2013	11.85	0.18	3.74	3.92	(0.12)		(0.01)		15.64	33.11	285	5	0.44	0.84	1.32
12/31/2012	10.20	0.19	1.56	1.75	(0.09)		(0.01)		11.85	17.18	170	1	0.45	0.85	1.71
12/31/2011	10.46	0.22	(0.44)	(0.22)	(0.04)		–		10.20	(2.09)	92	3	0.45	0.85	2.14
12/31/2010*	10.00	0.27	0.19	0.46	–		–		10.46	4.60	23	0	0.45	0.85	4.22

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/American Funds International Fund(f)
Class A
12/31/2014	$12.86	$0.15	$(0.53)	$(0.38)	$(0.09)	$(0.06)		$12.33	(3.04)%	$717,227	1%	0.65%	1.25%	1.19%
12/31/2013	10.71	0.13	2.13	2.26	(0.09)	(0.02)		12.86	21.10	561,746	4	0.67	1.25	1.12
12/31/2012	9.23	0.13	1.48	1.61	(0.11)	(0.02)		10.71	17.41	359,964	3	0.70	1.25	1.35
12/31/2011	10.85	0.20	(1.75)	(1.55)	(0.06)	(0.01)		9.23	(14.38)	213,058	3	0.70	1.25	1.99
12/31/2010*	10.00	0.27	0.58	0.85	–	–		10.85	8.50	102,766	3	0.70	1.25	3.92
Class B
12/31/2014	12.93	0.19	(0.54)	(0.35)	(0.11)	(0.06)		12.41	(2.80)	402	1	0.40	1.00	1.49
12/31/2013	10.77	0.15	2.14	2.29	(0.11)	(0.02)		12.93	21.24	178	4	0.42	1.00	1.27
12/31/2012	9.28	0.18	1.45	1.63	(0.12)	(0.02)		10.77	17.57	161	3	0.45	1.00	1.82
12/31/2011	10.87	0.25	(1.77)	(1.52)	(0.06)	(0.01)		9.28	(14.05)	57	3	0.45	1.00	2.41
12/31/2010*	10.00	0.46	0.41	0.87	–	–		10.87	8.70	20	3	0.45	1.00	6.65
JNL/American Funds New World Fund(f)
Class A
12/31/2014	12.37	0.09	(1.10)	(1.01)	(0.09)	(0.08)		11.19	(8.21)	735,706	3	0.65	1.45	0.70
12/31/2013	11.23	0.13	1.09	1.22	(0.06)	(0.02)		12.37	10.88	647,045	5	0.65	1.45	1.13
12/31/2012	9.69	0.09	1.59	1.68	(0.10)	(0.04)		11.23	17.38	464,295	5	0.65	1.45	0.83
12/31/2011	11.36	0.20	(1.82)	(1.62)	(0.05)	–		9.69	(14.30)	275,059	7	0.65	1.45	1.91
12/31/2010*	10.00	0.27	1.09	1.36	–	–		11.36	13.60	133,465	0	0.65	1.45	3.78
Class B
12/31/2014	12.43	0.10	(1.08)	(0.98)	(0.12)	(0.08)		11.25	(8.01)	151	3	0.40	1.20	0.83
12/31/2013	11.28	0.15	1.10	1.25	(0.08)	(0.02)		12.43	11.09	177	5	0.40	1.20	1.32
12/31/2012	9.73	0.11	1.59	1.70	(0.11)	(0.04)		11.28	17.55	136	5	0.40	1.20	1.05
12/31/2011	11.37	0.35	(1.94)	(1.59)	(0.05)	–		9.73	(14.00)	81	7	0.40	1.20	3.34
12/31/2010*	10.00	0.28	1.09	1.37	–	–		11.37	13.70	18	0	0.40	1.20	3.94
JNL Institutional Alt 20 Fund
Class A
12/31/2014	16.29	0.21	0.16	0.37	(0.29)	(0.18)		16.19	2.21	1,771,391	50	0.17	0.17	1.27
12/31/2013	14.82	0.26	1.78	2.04	(0.31)	(0.26)		16.29	13.88	1,772,220	24	0.17	0.17	1.64
12/31/2012	13.82	0.20	1.33	1.53	(0.21)	(0.32)		14.82	11.15	1,405,890	17	0.17	0.17	1.35
12/31/2011	14.32	0.29	(0.66)	(0.37)	(0.12)	(0.01)		13.82	(2.57)	910,347	23	0.19	0.19	1.99
12/31/2010	12.73	0.25	1.41	1.66	(0.07)	(0.00	)(g)	14.32	13.06	615,034	3	0.20	0.20	1.91
JNL Institutional Alt 35 Fund
Class A
12/31/2014	16.61	0.21	0.11	0.32	(0.28)	(0.19)		16.46	1.90	2,343,564	47	0.16	0.16	1.24
12/31/2013	15.29	0.24	1.65	1.89	(0.27)	(0.30)		16.61	12.46	2,409,369	30	0.16	0.16	1.49
12/31/2012	14.35	0.16	1.46	1.62	(0.25)	(0.43)		15.29	11.33	2,020,087	21	0.17	0.17	1.06
12/31/2011	15.05	0.33	(0.90)	(0.57)	(0.11)	(0.02)		14.35	(3.81)	1,389,770	29	0.17	0.17	2.17
12/31/2010	13.24	0.25	1.65	1.90	(0.08)	(0.01)		15.05	14.36	885,456	2	0.20	0.20	1.79
JNL Institutional Alt 50 Fund
Class A
12/31/2014	16.79	0.21	0.11	0.32	(0.26)	(0.20)		16.65	1.86	3,292,344	45	0.16	0.16	1.21
12/31/2013	15.57	0.23	1.37	1.60	(0.21)	(0.17)		16.79	10.35	3,312,024	35	0.16	0.16	1.39
12/31/2012	14.65	0.13	1.45	1.58	(0.26)	(0.40)		15.57	10.88	2,799,205	27	0.16	0.16	0.83
12/31/2011	15.49	0.39	(1.10)	(0.71)	(0.11)	(0.02)		14.65	(4.63)	1,816,781	28	0.17	0.17	2.54
12/31/2010	13.57	0.26	1.76	2.02	(0.08)	(0.02)		15.49	14.90	1,077,623	2	0.20	0.20	1.82
JNL Institutional Alt 65 Fund
Class A
12/31/2014	16.21	0.16	0.11	0.27	(0.26)	(0.51)		15.71	1.64	637,940	44	0.19	0.19	0.98
12/31/2013	15.33	0.17	1.27	1.44	(0.18)	(0.38)		16.21	9.50	765,597	37	0.18	0.18	1.06
12/31/2012	15.05	0.06	1.57	1.63	(0.42)	(0.93)		15.33	10.95	910,895	37	0.18	0.18	0.36
12/31/2011	16.07	0.33	(1.20)	(0.87)	(0.11)	(0.04)		15.05	(5.43)	986,845	40	0.18	0.18	2.06
12/31/2010	13.97	0.22	1.99	2.21	(0.07)	(0.04)		16.07	15.85	728,410	5	0.20	0.20	1.52

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income(Loss) to Average Net Assets
JNL/American Funds Balanced Allocation Fund
Class A
12/31/2014	$11.94	$0.24	$0.27	$0.51	$(0.10)	$(0.02)		$12.33	4.26%	$790,122	1%	0.65%	0.70%	1.96%
12/31/2013	10.42	0.23	1.36	1.59	(0.06)	(0.01)		11.94	15.26	462,075	1	0.67	0.70	2.06
12/31/2012*	10.00	0.33	0.09	0.42	–	–		10.42	4.20	148,585	9	0.70	0.70	4.79
JNL/American Funds Growth Allocation Fund
Class A
12/31/2014	12.56	0.22	0.29	0.51	(0.08)	(0.04)		12.95	4.07	670,434	2	0.65	0.70	1.68
12/31/2013	10.44	0.22	1.96	2.18	(0.05)	(0.01)		12.56	20.86	373,245	4	0.67	0.70	1.88
12/31/2012*	10.00	0.28	0.16	0.44	–	–		10.44	4.40	104,924	11	0.70	0.70	4.15
JNL Disciplined Moderate Fund
Class A
12/31/2014	12.08	0.18	0.48	0.66	(0.27)	(0.54)		11.93	5.35	1,279,991	18	0.15	0.15	1.43
12/31/2013	10.62	0.19	1.62	1.81	(0.15)	(0.20)		12.08	17.11	1,096,546	25	0.16	0.16	1.63
12/31/2012	9.80	0.15	1.15	1.30	(0.15)	(0.33)		10.62	13.30	761,054	25	0.17	0.17	1.43
12/31/2011	9.85	0.16	(0.09)	0.07	(0.12)	–		9.80	0.72	462,723	127	0.18	0.18	1.64
12/31/2010	8.94	0.18	0.81	0.99	(0.08)	–		9.85	11.10	346,433	21	0.18	0.18	1.93
JNL Disciplined Moderate Growth Fund
Class A
12/31/2014	11.63	0.16	0.43	0.59	(0.21)	(0.50)		11.51	5.06	1,566,607	20	0.15	0.15	1.33
12/31/2013	9.76	0.16	2.05	2.21	(0.12)	(0.22)		11.63	22.68	1,295,129	21	0.16	0.16	1.47
12/31/2012	8.92	0.13	1.13	1.26	(0.12)	(0.30)		9.76	14.21	817,974	28	0.17	0.17	1.34
12/31/2011	9.09	0.13	(0.21)	(0.08)	(0.09)	–		8.92	(0.86)	509,358	101	0.18	0.18	1.40
12/31/2010	8.10	0.14	0.94	1.08	(0.09)	–		9.09	13.29	376,092	26	0.18	0.18	1.64
JNL Disciplined Growth Fund
Class A
12/31/2014	10.88	0.14	0.40	0.54	(0.17)	(0.36)		10.89	4.98	697,755	23	0.17	0.17	1.22
12/31/2013	9.01	0.15	2.01	2.16	(0.09)	(0.20)		10.88	24.06	553,858	20	0.18	0.18	1.48
12/31/2012	8.17	0.11	1.08	1.19	(0.10)	(0.25)		9.01	14.58	316,315	34	0.18	0.18	1.24
12/31/2011	8.52	0.11	(0.38)	(0.27)	(0.08)	–		8.17	(3.14)	181,732	109	0.18	0.18	1.24
12/31/2010	7.64	0.13	0.84	0.97	(0.09)	–		8.52	12.74	137,476	28	0.18	0.18	1.71
JNL/Franklin Templeton Founding Strategy Fund
Class A
12/31/2014	11.85	0.18	0.14	0.32	(0.20)	–		11.97	2.67	1,655,658	4	0.05	0.05	1.49
12/31/2013	9.74	0.21	2.12	2.33	(0.22)	–		11.85	23.97	1,559,552	3	0.05	0.05	1.95
12/31/2012	8.58	0.23	1.14	1.37	(0.21)	–		9.74	15.96	1,226,311	5	0.05	0.05	2.44
12/31/2011	8.83	0.21	(0.33)	(0.12)	(0.13)	–		8.58	(1.36)	1,065,109	8	0.05	0.05	2.35
12/31/2010	8.22	0.14	0.71	0.85	(0.24)	–		8.83	10.39	1,037,981	3	0.05	0.05	1.72
JNL/Mellon Capital 10 x 10 Fund
Class A
12/31/2014	11.07	0.23	0.68	0.91	(0.20)	(0.39)		11.39	8.26	436,823	7	0.05	0.05	1.99
12/31/2013	8.90	0.21	2.24	2.45	(0.21)	(0.07)		11.07	27.70	393,747	9	0.05	0.05	2.07
12/31/2012	7.93	0.21	1.05	1.26	(0.21)	(0.08)		8.90	15.96	314,184	10	0.05	0.05	2.40
12/31/2011	8.22	0.21	(0.38)	(0.17)	(0.12)	–		7.93	(2.09)	276,388	9	0.05	0.05	2.56
12/31/2010	7.19	0.14	1.04	1.18	(0.15)	(0.00	)(g)	8.22	16.43	257,545	8	0.05	0.05	1.90
JNL/Mellon Capital Index 5 Fund
Class A
12/31/2014	12.20	0.22	0.43	0.65	(0.18)	(0.51)		12.16	5.30	751,361	7	0.05	0.05	1.79
12/31/2013	10.16	0.17	2.23	2.40	(0.17)	(0.19)		12.20	23.74	714,309	8	0.05	0.05	1.51
12/31/2012	9.31	0.19	1.10	1.29	(0.15)	(0.29)		10.16	13.96	542,692	4	0.05	0.05	1.87
12/31/2011	9.62	0.18	(0.38)	(0.20)	(0.09)	(0.02)		9.31	(2.08)	423,503	9	0.05	0.05	1.86
12/31/2010	8.39	0.14	1.19	1.33	(0.09)	(0.01)		9.62	15.78	332,481	10	0.05	0.05	1.58
JNL/MMRS Conservative Fund
Class A
12/31/2014*	10.00	0.33	0.16	0.49	–	–		10.49	4.90	26,784	32	0.35	0.35	4.75

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/MMRS Growth Fund
Class A
12/31/2014*	$10.00	$0.24	$0.20	$0.44	$–	$–	$10.44	4.40%	$17,731	166%	0.36%	0.36%	3.44%
JNL/MMRS Moderate Fund
Class A
12/31/2014*	10.00	0.24	0.22	0.46	–	–	10.46	4.60	44,689	79	0.35	0.35	3.45
JNL/S&P 4 Fund
Class A
12/31/2014	16.76	0.15	2.26	2.41	(0.36)	(0.34)	18.47	14.40	4,983,650	4	0.05	0.05	0.84
12/31/2013	12.00	0.18	5.04	5.22	(0.10)	(0.36)	16.76	43.63	3,090,538	4	0.05	0.05	1.21
12/31/2012	10.92	0.12	1.64	1.76	(0.22)	(0.46)	12.00	16.23	1,284,464	10	0.05	0.05	0.97
12/31/2011	10.86	0.11	0.53	0.64	(0.53)	(0.05)	10.92	5.87	1,009,149	13	0.05	0.05	0.97
12/31/2010	9.55	0.09	1.23	1.32	–	(0.01)	10.86	13.79	843,945	10	0.05	0.05	0.90
JNL/S&P Managed Conservative Fund
Class A
12/31/2014	11.95	0.20	0.18	0.38	(0.04)	(0.14)	12.15	3.12	1,660,356	17	0.15	0.15	1.66
12/31/2013	11.51	0.20	0.32	0.52	(0.07)	(0.01)	11.95	4.52	1,716,378	39	0.15	0.15	1.73
12/31/2012	10.96	0.17	0.79	0.96	(0.26)	(0.15)	11.51	8.77	1,840,028	18	0.15	0.15	1.47
12/31/2011	11.00	0.17	0.17	0.34	(0.23)	(0.15)	10.96	3.12	1,298,317	35	0.16	0.16	1.48
12/31/2010	10.34	0.18	0.72	0.90	(0.24)	–	11.00	8.70	979,568	9	0.17	0.17	1.67
JNL/S&P Managed Moderate Fund
Class A
12/31/2014	12.99	0.18	0.34	0.52	(0.03)	(0.18)	13.30	3.98	3,449,330	16	0.14	0.14	1.36
12/31/2013	11.84	0.19	1.05	1.24	(0.06)	(0.03)	12.99	10.43	3,342,874	33	0.14	0.14	1.52
12/31/2012	11.18	0.16	1.06	1.22	(0.21)	(0.35)	11.84	10.92	2,913,234	30	0.14	0.14	1.30
12/31/2011	11.39	0.14	(0.04)	0.10	(0.21)	(0.10)	11.18	0.84	2,129,486	28	0.15	0.15	1.24
12/31/2010	10.41	0.15	1.02	1.17	(0.19)	–	11.39	11.30	1,665,098	5	0.15	0.15	1.41
JNL/S&P Managed Moderate Growth Fund
Class A
12/31/2014	14.07	0.17	0.46	0.63	(0.03)	(0.24)	14.43	4.51	6,362,485	12	0.14	0.14	1.18
12/31/2013	12.24	0.19	1.74	1.93	(0.06)	(0.04)	14.07	15.85	6,042,052	22	0.14	0.14	1.41
12/31/2012	11.27	0.14	1.41	1.55	(0.18)	(0.40)	12.24	13.74	4,800,412	34	0.14	0.14	1.15
12/31/2011	11.80	0.14	(0.29)	(0.15)	(0.18)	(0.20)	11.27	(1.27)	3,519,718	23	0.14	0.14	1.19
12/31/2010	10.54	0.13	1.26	1.39	(0.13)	–	11.80	13.18	2,861,191	6	0.15	0.15	1.16
JNL/S&P Managed Growth Fund
Class A
12/31/2014	14.33	0.11	0.70	0.81	(0.08)	(0.32)	14.74	5.63	4,980,868	11	0.14	0.14	0.75
12/31/2013	11.84	0.15	2.52	2.67	(0.11)	(0.07)	14.33	22.58	4,514,404	22	0.14	0.14	1.12
12/31/2012	10.70	0.12	1.52	1.64	(0.14)	(0.36)	11.84	15.34	3,263,336	26	0.14	0.14	1.03
12/31/2011	11.18	0.11	(0.46)	(0.35)	(0.08)	(0.05)	10.70	(3.14)	2,482,133	19	0.14	0.14	0.98
12/31/2010	9.71	0.08	1.49	1.57	(0.10)	–	11.18	16.12	2,140,816	7	0.15	0.15	0.75

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P Managed Aggressive Growth Fund
Class A
12/31/2014	$16.48	$0.10	$0.99	$1.09	$(0.08)	$(0.45)	$17.04	6.58%	$1,764,932	18%	0.15%	0.15%	0.61%
12/31/2013	13.22	0.15	3.25	3.40	(0.10)	(0.04)	16.48	25.77	1,579,419	25	0.15	0.15	0.99
12/31/2012	11.51	0.11	1.71	1.82	(0.11)	–	13.22	15.84	1,091,906	24	0.16	0.16	0.86
12/31/2011	12.17	0.10	(0.68)	(0.58)	(0.08)	–	11.51	(4.79)	843,436	20	0.16	0.16	0.84
12/31/2010	10.46	0.08	1.71	1.79	(0.08)	–	12.17	17.09	788,664	11	0.17	0.17	0.76

*

Commencement of operations was as follows: JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund and JNL/American Funds New World Fund - May 3, 2010; JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund - April 30, 2012; JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund - April 28, 2014.

(a)	Annualized for periods less than one year.
(b)	Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and Underlying Funds’ expenses.
(c)	Calculated using the average shares method.
(d)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover rate is based on the Feeder Funds’ or Fund of Funds’ purchases or sales of the Master Fund or Underlying Funds, respectively.

(f)

The Master Funds for the JNL American Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

(g)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

NOTE 1. ORGANIZATION

The JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended, (“1933 Act”). The Trust currently offers shares in ninety-six (96) separate funds, each with its own investment objective. Information in these financial statements pertains to twenty-seven (27) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust that are listed in the table below.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares may also be sold directly to qualified and non-qualified retirement plans and to other affiliated funds. The Funds and each Fund’s Adviser/Sub-Adviser are:

Adviser:	Fund:
Capital Research and Management Company (Investment Adviser to each Master Fund)

JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund and JNL/American Funds New World Fund. The funds are collectively known as “JNL/American Funds Master Feeder Funds”.

JNAM

JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund and JNL Institutional Alt 65 Fund, the funds are collectively known as “JNL Institutional Alt Funds”; JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund, the funds are collectively known as “JNL/American Funds Fund of Funds”; JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund and JNL Disciplined Growth Fund, the funds are collectively known as “JNL Disciplined Funds”; JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund and JNL/S&P 4 Fund.

Milliman Financial Risk Management LLC (Sub-Adivser)	JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund. The funds are collectively known as “JNL/MMRS Funds”
Standard & Poor’s Investment Advisory Services LLC (Sub-Adviser)	JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund. The funds are collectively known as “JNL/S&P Funds”.

Each Fund, except the JNL/American Funds Master Feeder Funds, operates under a “Fund of Funds” structure, investing substantially all of its assets in other affiliated or unaffiliated Funds (each, an “Underlying Fund,” and, collectively, the “Underlying Funds”). The affiliated Underlying Funds are advised by JNAM or Curian Capital, LLC (“Curian”), a subsidiary of Jackson and an affiliate of JNAM.

Each of the JNL/American Funds Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its investment objective by investing primarily all its investable assets in a separate mutual fund (“Master Fund”). Each JNL/American Fund’s Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective as each corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2014, the JNL/American Funds Master Feeder Funds owned the following percentage of its corresponding Master Fund: JNL/American Funds Blue Chip Income and Growth Fund – 25.68%, JNL/American Funds Global Bond Fund – 19.09%, JNL/American Funds Global Small Capitalization Fund – 9.38%, JNL/American Funds Growth-Income Fund – 9.61%, JNL/American Funds International Fund – 9.29% and JNL/American Funds New World Fund – 28.40%. The Master Funds’ Schedule of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s annual shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ annual shareholder reports.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/American Funds Global Bond Fund, JNL Institutional Alt Funds, JNL/American Funds Fund of Funds, JNL Disciplined Funds, JNL/MMRS Funds, JNL/S&P 4 Fund and JNL/S&P Funds.

Each Fund offers Class A shares. The JNL/American Funds Master Feeder Funds also offer Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund commenced operations on April 28, 2014. JNL Institutional Alt 65 Fund is currently closed to all new investors.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the annual shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s annual shareholder report, which accompanies this report.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance and are summarized into 3 broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards. Capital gains distributions received from the affiliated Master Funds and the affiliated Underlying Funds are recorded as net realized gain from affiliated investments in the Statements of Operations.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Fund of Funds - Because each Feeder Fund invests substantially all of its assets in a Master Fund, the Feeder Fund shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for a Fund of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to its contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

NOTE 3. CERTAIN RISKS

Market Risk - In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). The value of securities held by the Master Funds and Underlying Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by a Master Fund or Underlying Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations.

Credit and Counterparty Risk - In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser and Sub-Advisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risks - Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report.

Feeder Funds and Fund of Funds Risks - The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Fund of Funds changes with the values of the corresponding Underlying Funds and their investments. Each Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Adviser as compensation for their services.

JNAM also serves as the “Administrator” to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for interest and taxes, other non-operating expenses, registration fees, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedule indicates the range of the advisory fee at various net assets levels and the administrative fee each Fund is currently obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (m-millions)		Administrative Fee
	$0m to $500m	Over $500m
JNL/American Funds Blue Chip Income and Growth Fund	0.70%	0.70 - 0.65%	0.15%
JNL/American Funds Global Bond Fund	0.70	0.70 - 0.65	0.15
JNL/American Funds Global Small Capitalization Fund	0.75	0.75 - 0.70	0.15
JNL/American Funds Growth-Income Fund	0.70	0.70 - 0.65	0.15
JNL/American Funds International Fund	0.85	0.85 - 0.80	0.15
JNL/American Funds New World Fund	1.05	1.05 - 1.00	0.15
JNL Institutional Alt Funds	0.15	0.10	0.05
JNL/American Funds Fund of Funds	0.30	0.30 - 0.275	0.15
JNL Disciplined Funds	0.13	0.08	0.05
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.05
JNL/Mellon Capital 10 x 10 Fund	0.00	0.00	0.05
JNL/Mellon Capital Index 5 Fund	0.00	0.00	0.05
JNL/MMRS Funds	0.30	0.30 - 0.25	0.05
JNL/S&P 4 Fund	0.00	0.00	0.05
JNL/S&P Funds	0.13	0.08	0.05

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Fee Waiver and Expense Reimbursements - Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds:

Fund	Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/American Funds Blue Chip Income and Growth Fund	0.48%
JNL/American Funds Global Bond Fund	0.55%
JNL/American Funds Global Small Capitalization Fund	0.60%
JNL/American Funds Growth-Income Fund	0.40%
JNL/American Funds International Fund	0.60%
JNL/American Funds New World Fund	0.80%
JNL/American Funds Balanced Allocation Fund	0.05%
JNL/American Funds Growth Allocation Fund	0.05%

The amount of expenses waived for each Fund during the current year is recorded as expense waiver in each Fund’s Statement of Operations.

Distribution Fees - The JNL/American Funds Master Feeder Funds and JNL/American Funds Fund of Funds adopted a Distribution Plan under the provisions of Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson and an affiliate of JNAM, is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries. The maximum annual Rule 12b-1 fee allowed is 0.25% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Deferred Compensation Plan - Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - The Fund of Funds invested solely in Class A shares of other affiliated Funds advised by JNAM or Curian. The JNL/American Funds Master Feeder Funds invest primarily all of their investable assets in the respective American Funds Master Fund. Due to their ownership of more than 5% of the shares of the American Funds Master Fund, the JNL/American Funds Master Feeder Funds may be deemed an affiliated person thereof under the 1940 Act. The following table details each Fund’s long term investments in affiliates (in thousands) held during the year ended December 31, 2014.

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/American Funds Blue Chip Income and Growth Fund
American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1	$1,214,856	$511,015	$11,281	$57,381	$4,487	$1,875,718

	$1,214,856	$511,015	$11,281	$57,381	$4,487	$1,875,718

JNL/American Funds Global Bond Fund
American Funds Insurance Series - Global Bond Fund Class 1	$455,412	$122,514	$76,876	$13,410	$(878)	$494,325

	$455,412	$122,514	$76,876	$13,410	$(878)	$494,325

JNL/American Funds Global Small Capitalization Fund
American Funds Insurance Series - Global Small Capitalization Fund Class 1	$336,834	$96,521	$41,628	$3,026	$7,831	$394,877

	$336,834	$96,521	$41,628	$3,026	$7,831	$394,877

JNL/American Funds Growth-Income Fund
American Funds Insurance Series - Growth- Income Fund Class 1	$1,645,403	$731,724	$12,460	$131,607	$5,175	$2,446,084

	$1,645,403	$731,724	$12,460	$131,607	$5,175	$2,446,084

JNL/American Funds International Fund
American Funds Insurance Series - International Fund Class 1	$562,154	$193,634	$7,398	$12,130	$1,638	$717,938

	$562,154	$193,634	$7,398	$12,130	$1,638	$717,938

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/American Funds New World Fund
American Funds Insurance Series - New World Fund Class 1	$647,489	$256,879	$25,516	$81,212	$(381)	$736,179

	$647,489	$256,879	$25,516	$81,212	$(381)	$736,179

JNL Institutional Alt 20 Fund
Curian Focused International Equity Fund	$–	$65,305	$–	$9	$–	$64,100
Curian Focused U.S. Equity Fund	–	39,958	–	18	–	40,431
Curian Long Short Credit Fund	34,831	1,909	3,314	1,038	65	31,923
Curian/AQR Risk Parity Fund	27,080	1,716	19,898	401	1,523	10,820
Curian/Ashmore Emerging Market Small Cap Equity Fund	–	7,278	1,026	82	(89)	5,658
Curian/BlackRock Global Long Short Credit Fund	34,433	872	6,555	–	86	29,098
Curian/DFA U.S. Micro Cap Fund	46,057	2,146	26,382	1,631	7,461	19,849
Curian/DoubleLine Total Return Fund	27,688	50,580	689	184	10	80,466
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	34,410	6,565	2,631	–	(133)	40,121
Curian/Franklin Templeton Frontier Markets Fund	36,413	2,870	23,784	1,583	4,131	11,717
Curian/Franklin Templeton Natural Resources Fund	10,354	4,248	13,966	362	784	–
Curian/Neuberger Berman Currency Fund	13,513	11,395	3,361	–	(53)	21,921
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	–	22,717	–	–	–	17,859
Curian/Nicholas Convertible Arbitrage Fund	16,991	17,546	306	839	18	32,707
Curian/PineBridge Merger Arbitrage Fund	17,102	737	15,051	–	(60)	2,641
Curian/The Boston Company Multi Alpha Market Neutral Equity Fund	10,282	438	10,488	–	(284)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	6,836	7,561	3,304	–	(133)	10,442
Curian/Van Eck International Gold Fund	9,254	1,417	10,398	5	(3,931)	1,561
JNL/AQR Managed Futures Strategy Fund Class A	35,768	15,635	13,095	3,107	54	37,974
JNL/BlackRock Commodity Securities Strategy Fund Class A	10,344	3,858	15,350	–	2,571	–
JNL/Boston Partners Global Long Short Equity Fund Class A	–	29,630	–	–	–	29,275
JNL/Brookfield Global Infrastructure and MLP Fund Class A	21,724	8,639	2,955	963	1,111	28,437
JNL/Franklin Templeton Global Growth Fund Class A	–	40,666	–	555	–	38,158
JNL/Franklin Templeton Global Multisector Bond Fund Class A	83,144	9,676	1,538	3,198	22	87,725
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	27,607	1,474	20,199	361	(3,816)	8,362
JNL/Invesco Global Real Estate Fund Class A	20,444	6,291	1,711	1,124	355	27,580
JNL/Lazard Emerging Markets Fund Class A	52,008	13,311	32	2,543	3	59,766
JNL/Mellon Capital Bond Index Fund Class A	245,576	10,553	263,017	–	(5,326)	–
JNL/Mellon Capital Global Alpha Fund Class A	17,145	527	16,845	–	(1,427)	–
JNL/Mellon Capital International Index Class A	232,440	9,735	50,439	5,698	10,653	175,145
JNL/Mellon Capital Nasdaq 25 Fund Class A	55,400	3,337	6,181	3,222	3,125	58,652
JNL/Mellon Capital S&P 24 Fund Class A	188,918	10,729	130,931	8,570	44,838	63,697
JNL/Mellon Capital S&P SMid 60 Fund Class A	99,833	3,868	73,327	3,376	19,287	29,333
JNL/Mellon Capital Small Cap Index Fund Class A	54,610	4,165	2,576	573	994	58,331
JNL/Mellon Capital Value Line 30 Fund Class A	110,397	312	118,019	40	30,001	–
JNL/Neuberger Berman Strategic Income Fund Class A	82,394	3,618	22,442	752	970	66,507
JNL/PIMCO Real Return Fund Class A	–	33,257	3	239	–	32,911
JNL/PIMCO Total Return Bond Fund Class A	–	42,133	1,585	1,522	30	39,911
JNL/PPM America Floating Rate Income Fund Class A	27,537	13,781	1,305	990	6	39,013
JNL/PPM America High Yield Bond Fund Class A	55,997	5,903	1,309	4,231	57	56,416
JNL/PPM America Total Return Bond Fund Class A	–	88,248	36	1,454	–	88,421
JNL/Red Rocks Listed Private Equity Fund Class A	25,965	10,828	13,135	2,612	3,932	20,985
JNL/S&P Competitive Advantage Fund Class A	–	83,623	–	6,804	–	83,536
JNL/S&P Dividend Income & Growth Fund Class A	–	77,815	–	3,827	–	77,806
JNL/Scout Unconstrained Bond Fund Class A	–	48,089	5	–	–	46,395

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Institutional Alt 20 Fund (continued)
JNL/T. Rowe Price Value Fund Class A	$–	$96,511	$236	$5,229	$11	$96,026

	$1,772,495	$921,470	$897,422	$67,142	$116,846	$1,771,676

JNL Institutional Alt 35 Fund
Curian Focused International Equity Fund	$–	$74,469	$43	$11	$1	$72,983
Curian Focused U.S. Equity Fund	–	35,049	21	17	–	35,437
Curian Long Short Credit Fund	83,302	3,087	8,015	2,445	156	74,853
Curian/AQR Risk Parity Fund	64,541	4,107	46,380	1,019	3,578	26,838
Curian/Ashmore Emerging Market Small Cap Equity Fund	–	6,228	1,036	68	(88)	4,680
Curian/BlackRock Global Long Short Credit Fund	82,179	533	15,495	–	201	68,054
Curian/DFA U.S. Micro Cap Fund	50,395	2,199	32,162	1,582	9,018	18,265
Curian/DoubleLine Total Return Fund	27,047	67,216	676	217	19	96,532
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	81,828	8,553	6,132	–	(309)	88,237
Curian/Franklin Templeton Frontier Markets Fund	49,762	2,574	34,458	1,943	5,885	13,284
Curian/Franklin Templeton Natural Resources Fund	24,612	11,146	26,624	1,822	2,903	5,953
Curian/Neuberger Berman Currency Fund	32,012	16,529	7,908	–	(124)	41,519
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	–	51,608	38	–	(3)	40,375
Curian/Nicholas Convertible Arbitrage Fund	40,429	37,345	555	1,897	33	73,811
Curian/PineBridge Merger Arbitrage Fund	40,686	1,733	36,406	–	(149)	5,667
Curian/The Boston Company Multi Alpha Market Neutral Equity Fund	24,469	979	24,894	–	(737)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	16,211	19,637	5,167	–	(261)	29,002
Curian/Van Eck International Gold Fund	20,839	4,667	23,356	16	(10,605)	5,156
JNL/AQR Managed Futures Strategy Fund Class A	84,990	27,331	25,084	6,773	(585)	86,392
JNL/BlackRock Commodity Securities Strategy Fund Class A	24,626	9,309	36,674	–	6,345	–
JNL/Boston Partners Global Long Short Equity Fund Class A	–	60,696	–	–	–	60,117
JNL/Brookfield Global Infrastructure and MLP Fund Class A	52,217	24,922	1,404	2,631	489	77,768
JNL/Franklin Templeton Global Growth Fund Class A	–	45,213	38	620	–	42,418
JNL/Franklin Templeton Global Multisector Bond Fund Class A	81,603	18,948	388	3,500	7	96,233
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	26,908	1,390	21,959	270	(3,339)	6,056
JNL/Invesco Global Real Estate Fund Class A	48,639	13,692	4,071	2,632	767	64,334
JNL/Lazard Emerging Markets Fund Class A	70,805	7,460	973	3,012	58	70,655
JNL/Mellon Capital Bond Index Fund Class A	240,371	9,623	256,714	–	(5,224)	–
JNL/Mellon Capital Global Alpha Fund Class A	40,606	631	39,281	–	(3,462)	–
JNL/Mellon Capital International Index Class A	318,622	9,319	91,714	7,019	17,496	215,580
JNL/Mellon Capital Nasdaq 25 Fund Class A	63,070	3,737	7,744	3,640	3,804	65,965
JNL/Mellon Capital S&P 24 Fund Class A	206,579	11,705	146,548	9,151	46,416	66,192
JNL/Mellon Capital S&P SMid 60 Fund Class A	111,903	4,101	88,154	3,259	23,163	27,129
JNL/Mellon Capital Small Cap Index Fund Class A	62,215	5,782	2,804	666	1,121	67,721
JNL/Mellon Capital Value Line 30 Fund Class A	113,361	576	121,500	36	31,571	–
JNL/Neuberger Berman Strategic Income Fund Class A	80,868	3,185	23,186	721	1,030	63,756
JNL/PIMCO Real Return Fund Class A	–	26,343	18	189	–	25,999
JNL/PIMCO Total Return Bond Fund Class A	–	43,719	266	1,627	5	42,697
JNL/PPM America Floating Rate Income Fund Class A	27,017	10,471	494	913	1	36,077
JNL/PPM America High Yield Bond Fund Class A	54,894	15,864	1,105	4,842	104	64,557
JNL/PPM America Total Return Bond Fund Class A	–	108,969	568	1,789	7	108,556
JNL/Red Rocks Listed Private Equity Fund Class A	62,131	22,315	20,966	6,658	4,696	56,661
JNL/S&P Competitive Advantage Fund Class A	–	81,683	59	6,535	3	82,079
JNL/S&P Dividend Income & Growth Fund Class A	–	68,280	54	3,445	4	68,475
JNL/Scout Unconstrained Bond Fund Class A	–	51,964	24	–	–	50,184
JNL/T. Rowe Price Value Fund Class A	–	97,773	41	5,203	3	97,692

	$2,409,737	$1,132,660	$1,161,197	$86,168	$133,998	$2,343,939

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Institutional Alt 50 Fund
Curian Focused International Equity Fund	$–	$79,485	$–	$12	$–	$78,114
Curian Long Short Credit Fund	164,398	7,963	16,130	4,788	318	149,372
Curian/AQR Risk Parity Fund	127,944	6,767	100,420	1,634	7,768	43,632
Curian/Ashmore Emerging Market Small Cap Equity Fund	–	9,601	2,086	97	(180)	6,688
Curian/BlackRock Global Long Short Credit Fund	162,819	1,726	31,334	–	405	134,859
Curian/DFA U.S. Micro Cap Fund	51,855	2,094	33,670	1,567	9,361	17,995
Curian/DoubleLine Total Return Fund	29,134	81,676	706	256	22	113,279
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	163,023	15,562	15,065	–	(722)	171,286
Curian/Franklin Templeton Frontier Markets Fund	51,128	2,469	37,183	1,806	6,380	12,133
Curian/Franklin Templeton Natural Resources Fund	48,774	23,225	41,081	5,214	5,332	20,624
Curian/Neuberger Berman Currency Fund	63,832	36,969	15,848	–	(239)	86,636
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	–	77,421	–	–	–	60,888
Curian/Nicholas Convertible Arbitrage Fund	80,386	74,610	781	3,790	46	147,396
Curian/PineBridge Merger Arbitrage Fund	80,803	2,514	70,905	–	(327)	11,704
Curian/The Boston Company Multi Alpha Market Neutral Equity Fund	48,622	1,312	48,845	–	(1,417)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	32,253	40,731	9,702	–	(492)	59,900
Curian/Van Eck International Gold Fund	43,323	7,043	42,713	38	(22,962)	12,463
JNL/AQR Managed Futures Strategy Fund Class A	168,387	49,234	46,211	13,877	(509)	169,484
JNL/BlackRock Commodity Securities Strategy Fund Class A	48,760	18,242	67,024	–	6,877	–
JNL/Boston Partners Global Long Short Equity Fund Class A	–	142,791	–	–	–	141,090
JNL/Brookfield Global Infrastructure and MLP Fund Class A	102,377	55,365	4,216	5,349	1,523	157,402
JNL/Franklin Templeton Global Growth Fund Class A	–	38,748	–	533	–	36,353
JNL/Franklin Templeton Global Multisector Bond Fund Class A	88,330	24,884	533	3,942	7	108,253
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	28,945	1,417	25,639	207	(3,422)	4,607
JNL/Invesco Global Real Estate Fund Class A	96,045	29,372	8,531	5,288	1,453	128,909
JNL/Lazard Emerging Markets Fund Class A	64,583	15,558	22	3,121	1	73,200
JNL/Mellon Capital Bond Index Fund Class A	261,311	7,796	276,215	–	(7,017)	–
JNL/Mellon Capital Global Alpha Fund Class A	81,267	1,175	78,588	–	(6,742)	–
JNL/Mellon Capital International Index Class A	335,760	10,136	90,332	7,604	12,900	233,227
JNL/Mellon Capital Nasdaq 25 Fund Class A	69,505	4,220	7,648	4,076	3,712	73,804
JNL/Mellon Capital S&P 24 Fund Class A	230,213	11,632	169,105	9,321	52,518	67,252
JNL/Mellon Capital S&P SMid 60 Fund Class A	102,367	2,914	85,967	2,296	24,752	18,959
JNL/Mellon Capital Small Cap Index Fund Class A	68,563	6,100	2,950	732	978	74,462
JNL/Mellon Capital Value Line 30 Fund Class A	120,762	665	129,187	37	39,218	–
JNL/Neuberger Berman Strategic Income Fund Class A	87,615	7,827	24,164	785	1,062	74,416
JNL/PIMCO Real Return Fund Class A	–	30,839	–	222	–	30,443
JNL/PIMCO Total Return Bond Fund Class A	–	46,391	1,058	1,700	18	44,557
JNL/PPM America Floating Rate Income Fund Class A	29,279	13,917	305	1,057	1	41,817
JNL/PPM America High Yield Bond Fund Class A	59,291	20,506	736	5,489	25	73,181
JNL/PPM America Total Return Bond Fund Class A	–	120,964	1,005	1,980	13	120,029
JNL/Red Rocks Listed Private Equity Fund Class A	120,867	46,051	34,632	14,130	8,091	118,381
JNL/S&P Competitive Advantage Fund Class A	–	96,667	–	7,621	–	97,474
JNL/S&P Dividend Income & Growth Fund Class A	–	95,275	–	4,833	–	95,526
JNL/Scout Unconstrained Bond Fund Class A	–	56,635	–	–	–	54,715
JNL/T. Rowe Price Value Fund Class A	–	128,245	–	6,869	–	128,349

	$3,312,521	$1,554,734	$1,520,537	$120,271	$138,752	$3,292,859

JNL Institutional Alt 65 Fund
Curian Focused International Equity Fund	$–	$15,501	$257	$2	$(2)	$14,935
Curian Long Short Credit Fund	49,702	1,371	7,196	1,371	143	41,921
Curian/AQR Risk Parity Fund	39,255	700	40,361	111	3,076	2,723

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Institutional Alt 65 Fund (continued)
Curian/Ashmore Emerging Market Small Cap Equity Fund	$–	$1,614	$528	$14	$(45)	$961
Curian/BlackRock Global Long Short Credit Fund	49,523	–	11,600	–	154	38,414
Curian/DFA U.S. Micro Cap Fund	11,688	92	10,485	92	3,002	910
Curian/DoubleLine Total Return Fund	3,399	7,893	301	30	9	11,361
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	49,583	2,500	6,747	–	(314)	47,509
Curian/Franklin Templeton Frontier Markets Fund	11,732	152	11,671	152	2,035	–
Curian/Franklin Templeton Natural Resources Fund	14,902	5,992	16,993	971	1,305	1,857
Curian/Neuberger Berman Currency Fund	19,653	11,299	7,341	–	(152)	24,102
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	–	21,908	6	–	–	17,605
Curian/Nicholas Convertible Arbitrage Fund	24,719	17,462	1,407	1,007	91	39,004
Curian/PineBridge Merger Arbitrage Fund	24,748	154	22,859	–	(187)	1,845
Curian/The Boston Company Multi Alpha Market Neutral Equity Fund	14,859	82	14,625	–	(766)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	9,928	9,994	5,643	–	(264)	13,352
Curian/Van Eck International Gold Fund	11,880	3,065	16,021	3	(6,458)	1,061
JNL/AQR Managed Futures Strategy Fund Class A	50,509	21,327	28,831	3,479	(559)	41,814
JNL/BlackRock Commodity Securities Strategy Fund Class A	15,028	4,886	19,962	–	3,040	–
JNL/Boston Partners Global Long Short Equity Fund Class A	–	44,000	–	–	–	43,429
JNL/Brookfield Global Infrastructure and MLP Fund Class A	30,559	15,314	8,116	1,347	2,086	39,241
JNL/Franklin Templeton Global Growth Fund Class A	–	7,098	2	98	–	6,655
JNL/Franklin Templeton Global Multisector Bond Fund Class A	10,336	3,021	1,708	423	15	11,187
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	3,401	47	3,504	–	(237)	–
JNL/Invesco Global Real Estate Fund Class A	29,430	6,830	6,216	1,396	923	33,516
JNL/Lazard Emerging Markets Fund Class A	11,425	2,075	493	507	(13)	11,879
JNL/Mellon Capital Bond Index Fund Class A	30,642	390	31,958	–	(154)	–
JNL/Mellon Capital Global Alpha Fund Class A	24,698	–	23,578	–	(2,246)	–
JNL/Mellon Capital International Index Class A	70,329	1,355	26,255	1,355	2,790	41,475
JNL/Mellon Capital Nasdaq 25 Fund Class A	15,648	766	4,620	766	1,922	13,396
JNL/Mellon Capital S&P 24 Fund Class A	31,388	530	29,586	530	7,896	1,983
JNL/Mellon Capital S&P SMid 60 Fund Class A	15,469	72	15,747	72	4,560	–
JNL/Mellon Capital Small Cap Index Fund Class A	11,710	399	1,502	109	314	11,024
JNL/Mellon Capital Value Line 30 Fund Class A	23,464	–	25,097	–	5,213	–
JNL/Neuberger Berman Strategic Income Fund Class A	10,265	1,435	6,775	56	286	5,247
JNL/PIMCO Real Return Fund Class A	–	2,813	–	13	–	2,775
JNL/PIMCO Total Return Bond Fund Class A	–	5,086	1,732	127	31	3,322
JNL/PPM America Floating Rate Income Fund Class A	3,428	4,159	535	177	1	6,866
JNL/PPM America High Yield Bond Fund Class A	6,877	3,175	908	637	35	8,452
JNL/PPM America Total Return Bond Fund Class A	–	9,149	–	149	–	9,082
JNL/Red Rocks Listed Private Equity Fund Class A	35,563	11,139	18,490	3,197	4,717	25,046
JNL/S&P Competitive Advantage Fund Class A	–	18,685	6	1,373	–	18,762
JNL/S&P Dividend Income & Growth Fund Class A	–	17,100	5	810	–	17,135
JNL/Scout Unconstrained Bond Fund Class A	–	5,890	2	–	–	5,696
JNL/T. Rowe Price Value Fund Class A	–	23,269	721	1,291	33	22,527

	$765,740	$309,789	$430,390	$21,665	$32,280	$638,069

JNL Disciplined Moderate Fund
Curian/DoubleLine Total Return Fund	$53,845	$23,909	$1,828	$215	$86	$79,893
JNL/Franklin Templeton Global Multisector Bond Fund Class A	70,787	14,363	1,750	2,884	297	80,091
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	21,597	1,326	23,303	–	(2,674)	–

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Disciplined Moderate Fund (continued)
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	$26,900	$1,482	$28,925	$–	$(1,466)	$–
JNL/Mellon Capital 25 Fund Class A	11,158	2,907	98	1,552	32	12,672
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund Class A	22,153	724	22,981	–	6,241	–
JNL/Mellon Capital Emerging Markets Index Fund Class A	70,618	14,854	21,254	670	374	61,513
JNL/Mellon Capital International Index Class A	88,745	30,987	18,160	3,004	2,665	92,715
JNL/Mellon Capital Pacific Rim 30 Fund Class A	16,328	2,480	6,756	583	1,596	12,427
JNL/Mellon Capital S&P 400 Mid Cap Index Fund Class A	72,018	10,631	12,562	4,529	3,025	71,607
JNL/Mellon Capital S&P 500 Index Fund Class A	99,776	18,887	1,566	1,613	219	129,975
JNL/Mellon Capital Small Cap Index Fund Class A	55,976	9,102	14,033	523	4,243	53,053
JNL/Neuberger Berman Strategic Income Fund Class A	21,657	15,177	5,053	365	371	32,434
JNL/PIMCO Real Return Fund Class A	37,653	23,180	1,080	437	(288)	60,479
JNL/PIMCO Total Return Bond Fund Class A	64,766	8,862	42,440	1,214	(710)	31,901
JNL/PPM America Floating Rate Income Fund Class A	32,539	6,462	2,736	887	75	35,382
JNL/PPM America High Yield Bond Fund Class A	43,678	10,484	285	3,734	24	49,972
JNL/PPM America Total Return Bond Fund Class A	59,538	35,213	1,709	1,570	188	95,659
JNL/S&P Competitive Advantage Fund Class A	88,491	40,563	5,113	11,004	1,796	125,503
JNL/S&P Dividend Income & Growth Fund Class A	87,938	17,320	1,470	6,294	496	110,219
JNL/S&P International 5 Fund Class A	–	26,385	–	–	–	25,016
JNL/S&P Intrinsic Value Fund Class A	50,544	8,006	2,310	6,020	904	59,502
JNL/S&P Mid 3 Fund Class A	–	17,856	503	–	42	19,822
JNL/Scout Unconstrained Bond Fund Class A	–	42,357	488	–	(10)	40,342

	$1,096,705	$383,517	$216,403	$47,098	$17,526	$1,280,177

JNL Disciplined Moderate Growth Fund
Curian/DoubleLine Total Return Fund	$31,818	$13,868	$987	$126	$46	$47,061
JNL/Franklin Templeton Global Multisector Bond Fund Class A	41,750	16,201	634	1,983	111	55,031
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	12,774	1,013	14,019	–	(1,482)	–
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	15,901	1,256	17,478	–	(831)	–
JNL/Mellon Capital 25 Fund Class A	26,143	6,706	7,013	2,868	2,256	23,385
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund Class A	39,033	2,075	41,321	–	10,619	–
JNL/Mellon Capital Emerging Markets Index Fund Class A	141,228	32,670	32,347	1,476	510	135,640
JNL/Mellon Capital International Index Class A	156,891	103,491	52,406	6,155	8,445	189,593
JNL/Mellon Capital Pacific Rim 30 Fund Class A	25,709	4,823	8,068	1,069	1,687	22,751
JNL/Mellon Capital S&P 400 Mid Cap Index Fund Class A	124,279	20,996	35,858	7,057	8,681	111,711
JNL/Mellon Capital S&P 500 Index Fund Class A	116,788	20,455	2,053	1,867	336	150,600
JNL/Mellon Capital Small Cap Index Fund Class A	79,215	15,962	9,111	881	2,785	89,531
JNL/Neuberger Berman Strategic Income Fund Class A	12,782	16,734	14,164	175	584	15,560
JNL/PIMCO Real Return Fund Class A	22,270	4,325	2,493	178	(701)	24,625
JNL/PIMCO Total Return Bond Fund Class A	38,320	6,388	29,558	596	(503)	15,657
JNL/PPM America Floating Rate Income Fund Class A	19,199	4,708	1,740	543	49	21,621
JNL/PPM America High Yield Bond Fund Class A	26,053	13,919	328	2,735	23	36,568
JNL/PPM America Total Return Bond Fund Class A	35,123	26,906	1,114	1,025	105	62,505
JNL/S&P Competitive Advantage Fund Class A	135,565	54,002	6,494	16,179	2,551	185,180
JNL/S&P Dividend Income & Growth Fund Class A	103,210	25,649	1,909	7,681	675	134,681
JNL/S&P International 5 Fund Class A	–	64,765	–	–	–	61,418
JNL/S&P Intrinsic Value Fund Class A	91,260	19,115	3,884	11,368	1,571	112,689
JNL/S&P Mid 3 Fund Class A	–	36,298	1,067	–	103	40,252
JNL/Scout Unconstrained Bond Fund Class A	–	32,498	569	–	(10)	30,769

	$1,295,311	$544,823	$284,615	$63,962	$37,610	$1,566,828

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Disciplined Growth Fund
Curian/DoubleLine Total Return Fund	$5,498	$5,282	$729	$28	$40	$10,534
JNL/Franklin Templeton Global Multisector Bond Fund Class A	11,029	3,966	600	494	79	13,816
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	5,508	562	6,173	–	(614)	–
JNL/Mellon Capital 25 Fund Class A	13,830	4,744	3,225	1,700	1,066	13,896
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund Class A	22,182	1,872	24,195	–	5,625	–
JNL/Mellon Capital Emerging Markets Index Fund Class A	88,349	27,169	25,686	922	820	85,870
JNL/Mellon Capital International Index Class A	83,708	48,968	31,622	2,981	5,561	92,223
JNL/Mellon Capital Pacific Rim 30 Fund Class A	13,815	3,930	3,937	642	868	13,814
JNL/Mellon Capital S&P 400 Mid Cap Index Fund Class A	60,983	14,352	16,681	3,789	3,849	59,872
JNL/Mellon Capital S&P 500 Index Fund Class A	33,197	25,645	2,063	782	332	63,005
JNL/Mellon Capital Small Cap Index Fund Class A	39,069	10,995	5,229	459	1,416	46,537
JNL/Neuberger Berman Strategic Income Fund Class A	–	7,381	326	78	(1)	6,990
JNL/PIMCO Total Return Bond Fund Class A	8,259	1,604	10,057	–	(90)	–
JNL/PPM America Floating Rate Income Fund Class A	2,756	4,729	328	174	8	6,959
JNL/PPM America High Yield Bond Fund Class A	11,059	3,477	3,400	775	232	10,391
JNL/PPM America Total Return Bond Fund Class A	11,003	3,435	894	229	52	14,020
JNL/S&P Competitive Advantage Fund Class A	60,750	30,601	4,288	7,720	1,708	88,277
JNL/S&P Dividend Income & Growth Fund Class A	38,648	9,227	1,857	2,798	600	48,999
JNL/S&P International 5 Fund Class A	–	36,408	87	–	(2)	34,444
JNL/S&P Intrinsic Value Fund Class A	44,304	15,706	3,313	6,077	1,338	60,053
JNL/S&P Mid 3 Fund Class A	–	19,513	966	–	90	21,209
JNL/Scout Unconstrained Bond Fund Class A	–	7,534	319	–	(9)	6,955

	$553,947	$287,100	$145,975	$29,648	$22,968	$697,864

JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund Class A	$522,259	$62,800	$12,331	$8,093	$1,258	$550,388
JNL/Franklin Templeton Income Fund Class A	517,856	52,029	16,501	17,209	1,737	552,272
JNL/Franklin Templeton Mutual Shares Fund Class A	519,553	39,801	30,602	15,007	4,420	553,125

	$1,559,668	$154,630	$59,434	$40,309	$7,415	$1,655,785

JNL/Mellon Capital 10 X 10 Fund
JNL/Mellon Capital Bond Index Fund Class A	$38,647	$10,033	$5,534	$1,740	$366	$43,659
JNL/Mellon Capital International Index Class A	39,595	8,366	1,473	1,379	532	42,477
JNL/Mellon Capital JNL 5 Fund Class A	197,052	15,626	12,165	4,495	6,337	219,187
JNL/Mellon Capital S&P 400 Mid Cap Index Fund Class A	39,465	5,673	2,265	2,794	1,348	43,826
JNL/Mellon Capital S&P 500 Index Fund Class A	39,424	2,188	2,487	545	1,350	43,754
JNL/Mellon Capital Small Cap Index Fund Class A	39,591	6,564	3,890	438	2,297	43,951

	$393,774	$48,450	$27,814	$11,391	$12,230	$436,854

JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Bond Index Fund Class A	$139,879	$23,921	$18,050	$5,893	$816	$147,867
JNL/Mellon Capital International Index Class A	144,127	19,102	4,265	4,710	1,837	145,137
JNL/Mellon Capital S&P 400 Mid Cap Index Fund Class A	143,363	13,712	8,200	9,651	4,352	152,520
JNL/Mellon Capital S&P 500 Index Fund Class A	143,073	5,303	13,721	1,875	7,338	151,141
JNL/Mellon Capital Small Cap Index Fund Class A	143,912	15,405	10,426	1,526	4,907	154,746

	$714,354	$77,443	$54,662	$23,655	$19,250	$751,411

JNL/MMRS Conservative Fund
JNL/Eagle SmallCap Equity Fund Class A	$–	$778	$88	$51	$1	$668
JNL/Franklin Templeton Mutual Shares Fund Class A	–	1,135	121	23	–	999
JNL/Goldman Sachs Core Plus Bond Fund Class A	–	3,259	355	51	5	2,881

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/MMRS Conservative Fund (continued)
JNL/Invesco International Growth Fund Class A	$–	$1,920	$199	$15	$(7)	$1,672
JNL/Invesco Small Cap Growth Fund Class A	–	1,118	132	31	4	1,000
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	–	3,283	360	77	6	2,882
JNL/Mellon Capital 25 Fund Class A	–	1,230	121	106	–	1,000
JNL/Mellon Capital Bond Index Fund Class A	–	3,317	360	112	5	2,881
JNL/Mellon Capital Consumer Brands Sector Fund Class A	–	737	86	29	2	668
JNL/Mellon Capital Emerging Markets Index Fund Class A	–	2,000	209	16	(1)	1,674
JNL/Mellon Capital Healthcare Sector Fund Class A	–	1,076	142	12	13	999
JNL/Mellon Capital S&P 24 Fund Class A	–	1,194	136	97	2	997
JNL/Neuberger Berman Strategic Income Fund Class A	–	1,352	146	12	2	1,198
JNL/PIMCO Real Return Fund Class A	–	1,381	150	7	–	1,202
JNL/PIMCO Total Return Bond Fund Class A	–	2,781	302	89	2	2,409
JNL/S&P Competitive Advantage Fund Class A	–	1,140	130	76	6	1,001
JNL/S&P Dividend Income & Growth Fund Class A	–	1,136	126	49	3	997
JNL/S&P Intrinsic Value Fund Class A	–	1,143	125	87	9	998
JNL/T. Rowe Price Mid-Cap Growth Fund Class A	–	767	85	52	2	666

	$–	$30,747	$3,373	$992	$54	$26,792

JNL/MMRS Growth Fund
JNL/Eagle SmallCap Equity Fund Class A	$–	$1,285	$352	$78	$(21)	$881
JNL/Franklin Templeton Mutual Shares Fund Class A	–	981	259	19	(9)	705
JNL/Goldman Sachs Core Plus Bond Fund Class A	–	1,471	864	4	(1)	604
JNL/Invesco International Growth Fund Class A	–	2,440	615	18	(39)	1,765
JNL/Invesco Small Cap Growth Fund Class A	–	1,234	345	32	(5)	881
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	–	1,968	1,153	9	(1)	806
JNL/Mellon Capital 25 Fund Class A	–	1,588	390	130	(41)	1,057
JNL/Mellon Capital Bond Index Fund Class A	–	1,989	1,153	31	(1)	805
JNL/Mellon Capital Consumer Brands Sector Fund Class A	–	966	269	35	(2)	706
JNL/Mellon Capital Emerging Markets Index Fund Class A	–	2,514	614	19	(52)	1,766
JNL/Mellon Capital Healthcare Sector Fund Class A	–	1,414	403	14	26	1,057
JNL/Mellon Capital S&P 24 Fund Class A	–	1,035	266	79	(15)	705
JNL/Neuberger Berman Strategic Income Fund Class A	–	977	577	2	3	403
JNL/PIMCO Real Return Fund Class A	–	988	577	1	(3)	405
JNL/PIMCO Total Return Bond Fund Class A	–	1,489	865	22	1	605
JNL/S&P Competitive Advantage Fund Class A	–	1,744	465	109	(4)	1,234
JNL/S&P Dividend Income & Growth Fund Class A	–	1,978	519	81	(11)	1,413
JNL/S&P Intrinsic Value Fund Class A	–	1,757	466	125	(5)	1,233
JNL/T. Rowe Price Mid-Cap Growth Fund Class A	–	999	267	56	1	705

	$–	$28,817	$10,419	$864	$179	$17,736

JNL/MMRS Moderate Fund
JNL/Eagle SmallCap Equity Fund Class A	$–	$2,687	$380	$155	$(24)	$2,209
JNL/Franklin Templeton Mutual Shares Fund Class A	–	1,959	275	35	(11)	1,653
JNL/Goldman Sachs Core Plus Bond Fund Class A	–	3,603	1,385	36	7	2,196
JNL/Invesco International Growth Fund Class A	–	6,635	923	44	(61)	5,538
JNL/Invesco Small Cap Growth Fund Class A	–	2,595	387	63	(14)	2,204
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	–	4,141	1,589	61	14	2,512
JNL/Mellon Capital 25 Fund Class A	–	3,499	455	268	(25)	2,750
JNL/Mellon Capital Bond Index Fund Class A	–	4,168	1,585	94	12	2,511
JNL/Mellon Capital Consumer Brands Sector Fund Class A	–	1,917	286	66	(4)	1,658

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/MMRS Moderate Fund (continued)
JNL/Mellon Capital Emerging Markets Index Fund Class A	$–	$3,406	$454	$24	$(15)	$2,770
JNL/Mellon Capital Healthcare Sector Fund Class A	–	2,491	389	23	20	2,199
JNL/Mellon Capital S&P 24 Fund Class A	–	2,036	279	146	(7)	1,648
JNL/Neuberger Berman Strategic Income Fund Class A	–	2,052	790	11	4	1,256
JNL/PIMCO Real Return Fund Class A	–	2,085	789	7	(9)	1,262
JNL/PIMCO Total Return Bond Fund Class A	–	3,128	1,190	67	5	1,883
JNL/S&P Competitive Advantage Fund Class A	–	3,290	473	192	5	2,759
JNL/S&P Dividend Income & Growth Fund Class A	–	3,904	550	149	(5)	3,290
JNL/S&P Intrinsic Value Fund Class A	–	3,302	474	220	11	2,749
JNL/T. Rowe Price Mid-Cap Growth Fund Class A	–	1,999	281	126	(7)	1,654

	$–	$58,897	$12,934	$1,787	$104	$44,701

JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund Class A	$772,678	$523,733	$53,108	$107,074	$30,985	$1,249,292
JNL/S&P Dividend Income & Growth Fund Class A	772,677	467,027	55,107	69,459	32,161	1,242,516
JNL/S&P Intrinsic Value Fund Class A	772,677	449,927	31,792	122,833	21,316	1,243,757
JNL/S&P Total Yield Fund Class A	772,678	512,782	27,445	160,078	17,582	1,248,360

	$3,090,710	$1,953,469	$167,452	$459,444	$102,044	$4,983,925

JNL/S&P Managed Conservative Fund
Curian/DoubleLine Total Return Fund	$54,495	$60,996	$–	$323	$–	$120,236
JNL/DFA U.S. Core Equity Fund Class A	39,593	609	7,468	583	3,076	35,716
JNL/Eagle SmallCap Equity Fund Class A	19,374	1,643	2,211	1,561	469	17,742
JNL/Franklin Templeton Global Multisector Bond Fund Class A	130,478	7,126	27	4,808	5	132,160
JNL/Franklin Templeton Small Cap Value Fund Class A	20,158	1,571	2,759	1,526	807	17,478
JNL/Goldman Sachs Core Plus Bond Fund Class A	50,828	1,106	2,097	1,063	(79)	51,498
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	48,808	2,669	56	1,939	(4)	47,038
JNL/Goldman Sachs Mid Cap Value Fund Class A	1,857	12,234	–	1,955	–	13,376
JNL/Invesco Global Real Estate Fund Class A	17,425	734	2,405	721	353	17,587
JNL/Invesco International Growth Fund Class A	18,954	202	2,024	178	345	17,036
JNL/Invesco Mid Cap Value Fund Class A	–	12,643	–	281	–	12,600
JNL/JPMorgan International Value Fund Class A	15,519	1,633	–	316	–	15,158
JNL/JPMorgan MidCap Growth Fund Class A	55,020	1,543	42,481	1,316	10,785	17,576
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	188,812	5,226	36,869	5,107	1,566	161,704
JNL/Lazard Emerging Markets Fund Class A	17,659	745	1,020	678	54	15,892
JNL/PIMCO Real Return Fund Class A	68,212	546	3,115	493	(832)	67,440
JNL/PIMCO Total Return Bond Fund Class A	255,200	5,366	125,454	5,261	(1,538)	137,802
JNL/PPM America Floating Rate Income Fund Class A	76,537	1,050	38,107	1,023	3,431	38,849
JNL/PPM America High Yield Bond Fund Class A	90,937	37,016	21,000	7,428	(834)	99,029
JNL/PPM America Low Duration Bond Fund Class A	87,838	16,148	1,797	992	15	101,967
JNL/PPM America Total Return Bond Fund Class A	118,164	3,463	10,704	1,906	1,045	115,912
JNL/Scout Unconstrained Bond Fund Class A	–	86,690	253	–	(10)	83,981
JNL/T. Rowe Price Established Growth Fund Class A	59,777	9,596	951	5,751	490	68,197
JNL/T. Rowe Price Short-Term Bond Fund Class A	169,709	2,264	1,761	1,917	(30)	169,021
JNL/T. Rowe Price Value Fund Class A	66,303	23,839	25,086	4,125	9,387	68,079
JNL/WMC Value Fund Class A	44,984	1,027	29,724	952	7,509	17,543

	$1,716,641	$297,685	$357,369	$52,203	$36,010	$1,660,617

JNL/S&P Managed Moderate Fund
Curian/DoubleLine Total Return Fund	$116,254	$105,019	$–	$622	$–	$231,138
JNL/BlackRock Commodity Securities Strategy Fund Class A	50,480	66	14,171	–	1,791	31,960
JNL/BlackRock Large Cap Select Growth Fund Class A	24,070	6,554	–	2,118	–	31,056
JNL/DFA U.S. Core Equity Fund Class A	37,401	13,777	–	875	–	54,810

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Moderate Fund (continued)
JNL/Eagle SmallCap Equity Fund Class A	$48,202	$6,192	$15,280	$3,139	$2,596	$36,101
JNL/Franklin Templeton Global Multisector Bond Fund Class A	204,168	59,256	–	9,191	–	252,978
JNL/Franklin Templeton Small Cap Value Fund Class A	72,484	6,279	1,540	6,164	443	71,178
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	106,487	3,124	28,915	3,081	(4,407)	74,183
JNL/Goldman Sachs Mid Cap Value Fund Class A	116,074	11,397	53,185	11,312	10,176	75,919
JNL/Invesco Global Real Estate Fund Class A	53,323	1,734	18,379	1,713	2,080	41,705
JNL/Invesco International Growth Fund Class A	52,947	7,010	–	613	–	59,363
JNL/Invesco Mid Cap Value Fund Class A	–	22,554	–	491	–	22,239
JNL/Invesco Small Cap Growth Fund Class A	29,464	3,202	–	1,208	–	33,951
JNL/JPMorgan International Value Fund Class A	24,634	5,151	–	545	–	26,281
JNL/JPMorgan MidCap Growth Fund Class A	146,498	8,282	65,451	7,356	17,764	95,542
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	152,548	22,739	1,773	5,477	13	176,848
JNL/Lazard Emerging Markets Fund Class A	88,151	2,972	16,434	2,903	(329)	68,082
JNL/Oppenheimer Global Growth Fund Class A	38,094	907	2,366	886	566	36,480
JNL/PIMCO Real Return Fund Class A	116,415	14,597	89	973	(16)	133,772
JNL/PIMCO Total Return Bond Fund Class A	373,684	9,098	152,065	8,971	(871)	234,608
JNL/PPM America Floating Rate Income Fund Class A	112,599	1,228	66,828	1,206	6,169	46,556
JNL/PPM America High Yield Bond Fund Class A	145,048	47,956	5,118	13,038	3	173,777
JNL/PPM America Low Duration Bond Fund Class A	126,443	36,903	–	1,583	–	162,852
JNL/PPM America Total Return Bond Fund Class A	176,079	3,121	11,904	2,878	1,204	174,832
JNL/Scout Unconstrained Bond Fund Class A	–	136,550	–	–	–	132,415
JNL/T. Rowe Price Established Growth Fund Class A	354,311	28,897	46,176	28,546	23,577	338,227
JNL/T. Rowe Price Short-Term Bond Fund Class A	251,930	5,518	6,833	2,817	(99)	248,896
JNL/T. Rowe Price Value Fund Class A	199,374	96,052	32,406	15,257	12,323	272,348
JNL/WMC Value Fund Class A	126,184	6,114	26,425	6,050	6,915	111,733

	$3,343,346	$672,249	$565,338	$139,013	$79,898	$3,449,830

JNL/S&P Managed Moderate Growth Fund
Curian/DoubleLine Total Return Fund	$96,144	$66,381	$–	$457	$–	$170,001
JNL/BlackRock Commodity Securities Strategy Fund Class A	124,810	14	39,837	–	4,111	74,428
JNL/BlackRock Large Cap Select Growth Fund Class A	82,614	26,640	–	7,565	–	110,774
JNL/Eagle SmallCap Equity Fund Class A	157,234	11,931	102,701	5,333	21,511	61,551
JNL/Franklin Templeton Global Multisector Bond Fund Class A	325,712	31,590	–	12,485	–	343,229
JNL/Franklin Templeton Small Cap Value Fund Class A	148,677	57,668	22,393	14,603	6,457	168,960
JNL/Goldman Sachs Core Plus Bond Fund Class A	76,278	1,646	–	1,646	–	80,393
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	144,282	5,089	15,496	5,060	(1,514)	122,703
JNL/Goldman Sachs Mid Cap Value Fund Class A	185,696	25,170	38,293	25,127	6,575	171,097
JNL/Invesco Global Real Estate Fund Class A	134,912	5,851	11,731	5,822	1,670	143,085
JNL/Invesco International Growth Fund Class A	205,511	71,901	1,738	2,820	478	270,957
JNL/Invesco Large Cap Growth Fund Class A	198,118	73,153	62,723	32,888	13,413	184,590
JNL/Invesco Mid Cap Value Fund Class A	55,629	46,868	21,517	1,910	3,118	84,490
JNL/Invesco Small Cap Growth Fund Class A	93,021	13,800	22,960	3,196	7,013	88,274
JNL/JPMorgan International Value Fund Class A	75,033	1,340	3,928	1,326	160	63,509
JNL/JPMorgan MidCap Growth Fund Class A	245,354	13,685	91,938	13,642	28,465	178,948
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	160,471	30,837	2,736	5,951	170	192,114
JNL/Lazard Emerging Markets Fund Class A	253,330	8,574	43,580	8,531	(91)	199,226
JNL/Morgan Stanley Mid Cap Growth Fund Class A	71,884	20,511	24,801	653	1,963	66,904
JNL/Oppenheimer Global Growth Fund Class A	109,575	24,554	–	3,205	–	132,918
JNL/PIMCO Real Return Fund Class A	94,581	27,753	1,068	900	(246)	123,556
JNL/PIMCO Total Return Bond Fund Class A	471,917	14,688	129,008	13,800	2,881	361,505

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Moderate Growth Fund (continued)
JNL/PPM America Floating Rate Income Fund Class A	$50,590	$1,030	$10,000	$1,030	$941	$40,767
JNL/PPM America High Yield Bond Fund Class A	241,256	92,678	41,646	20,323	2,816	270,553
JNL/PPM America Low Duration Bond Fund Class A	164,285	61,285	–	2,187	–	224,800
JNL/PPM America Mid Cap Value Fund Class A	21,556	1,362	–	1,362	–	23,808
JNL/PPM America Total Return Bond Fund Class A	156,891	33,520	9,021	3,089	952	187,682
JNL/Scout Unconstrained Bond Fund Class A	–	127,452	–	–	–	123,632
JNL/T. Rowe Price Established Growth Fund Class A	805,337	73,642	18,214	72,315	8,342	858,380
JNL/T. Rowe Price Short-Term Bond Fund Class A	275,398	9,897	14,734	3,048	(10)	268,741
JNL/T. Rowe Price Value Fund Class A	445,027	105,648	8,233	31,969	3,780	569,299
JNL/WMC Value Fund Class A	371,762	21,856	11,069	21,769	4,153	402,511

	$6,042,885	$1,108,014	$749,365	$324,012	$117,108	$6,363,385

JNL/S&P Managed Growth Fund
Curian/DoubleLine Total Return Fund	$60,436	$38,783	$3,077	$273	$146	$101,182
JNL/BlackRock Commodity Securities Strategy Fund Class A	120,194	5	48,199	–	3,312	64,152
JNL/BlackRock Large Cap Select Growth Fund Class A	193,573	62,935	–	17,721	–	259,978
JNL/Eagle SmallCap Equity Fund Class A	149,830	4,386	101,162	4,381	22,385	50,393
JNL/Franklin Templeton Global Multisector Bond Fund Class A	36,835	1,334	–	1,334	–	36,670
JNL/Franklin Templeton Small Cap Value Fund Class A	121,986	66,175	2,349	14,893	608	170,862
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	71,574	13,656	–	3,194	–	77,899
JNL/Goldman Sachs Mid Cap Value Fund Class A	158,320	37,509	35,516	22,960	11,118	156,761
JNL/Invesco Global Real Estate Fund Class A	94,235	4,205	4,739	4,195	(986)	103,421
JNL/Invesco International Growth Fund Class A	233,664	48,677	104	2,896	(13)	279,570
JNL/Invesco Large Cap Growth Fund Class A	193,535	65,805	6,022	40,665	1,982	228,297
JNL/Invesco Mid Cap Value Fund Class A	39,121	63,104	516	2,318	69	103,601
JNL/Invesco Small Cap Growth Fund Class A	58,894	17,951	4,556	2,721	1,270	75,089
JNL/JPMorgan International Value Fund Class A	78,770	1,467	–	1,467	–	70,471
JNL/JPMorgan MidCap Growth Fund Class A	197,731	25,231	53,503	13,333	17,937	176,226
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A	41,444	1,350	–	1,350	–	43,683
JNL/Lazard Emerging Markets Fund Class A	212,239	7,792	24,809	7,596	3,387	178,292
JNL/M&G Global Basics Fund Class A	72,604	–	72,604	–	(5,419)	–
JNL/Morgan Stanley Mid Cap Growth Fund Class A	50,914	21,488	31,649	393	2,247	40,383
JNL/Oppenheimer Global Growth Fund Class A	130,003	85,970	339	5,177	(35)	215,027
JNL/PIMCO Real Return Fund Class A	36,057	271	–	271	–	37,244
JNL/PIMCO Total Return Bond Fund Class A	206,821	22,543	65,431	6,328	1,551	165,721
JNL/PPM America High Yield Bond Fund Class A	117,335	39,854	50,313	7,443	(349)	99,130
JNL/PPM America Low Duration Bond Fund Class A	–	51,813	–	497	–	51,260
JNL/PPM America Mid Cap Value Fund Class A	21,556	781	10,000	781	3,052	13,661
JNL/PPM America Total Return Bond Fund Class A	38,853	45,232	–	1,396	–	85,114
JNL/Scout Unconstrained Bond Fund Class A	–	89,229	–	–	–	86,677
JNL/T. Rowe Price Established Growth Fund Class A	647,582	60,095	8,130	58,628	2,999	696,680
JNL/T. Rowe Price Mid-Cap Growth Fund Class A	125,792	11,522	–	11,522	–	141,928
JNL/T. Rowe Price Short-Term Bond Fund Class A	186,659	10,758	3,882	2,172	(28)	192,181
JNL/T. Rowe Price Value Fund Class A	478,716	106,945	6,088	34,036	2,711	608,833
JNL/WMC Value Fund Class A	339,758	20,785	7,504	20,091	3,208	371,190

	$4,515,031	$1,027,651	$540,492	$290,032	$71,152	$4,981,576

JNL/S&P Managed Aggressive Growth Fund
JNL/BlackRock Commodity Securities Strategy Fund Class A	$29,378	$143	$11,300	$–	$663	$16,214
JNL/BlackRock Large Cap Select Growth Fund Class A	79,440	26,761	4,692	7,072	280	103,055
JNL/Eagle SmallCap Equity Fund Class A	59,744	4,606	40,705	1,991	8,468	21,798

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Aggressive Growth Fund (continued)
JNL/Franklin Templeton Small Cap Value Fund Class A	$53,706	$22,746	$11,178	$5,112	$3,373	$60,540
JNL/Goldman Sachs Emerging Markets Debt Fund Class A	26,401	8,165	1,146	1,243	(147)	30,646
JNL/Goldman Sachs Mid Cap Value Fund Class A	82,367	23,665	46,270	8,860	13,664	60,048
JNL/Invesco Global Real Estate Fund Class A	31,481	1,505	2,008	1,387	251	34,219
JNL/Invesco International Growth Fund Class A	110,832	22,314	3,601	1,322	1,477	128,695
JNL/Invesco Large Cap Growth Fund Class A	78,249	18,189	3,025	15,153	997	84,827
JNL/Invesco Mid Cap Value Fund Class A	–	26,614	–	559	–	26,479
JNL/Invesco Small Cap Growth Fund Class A	27,208	7,132	1,724	1,206	164	33,874
JNL/JPMorgan International Value Fund Class A	7,258	135	–	135	–	6,493
JNL/JPMorgan MidCap Growth Fund Class A	82,740	30,634	51,211	5,153	13,803	65,223
JNL/Lazard Emerging Markets Fund Class A	88,283	3,114	20,258	2,796	2,557	65,845
JNL/M&G Global Basics Fund Class A	30,681	–	30,681	–	(1,976)	–
JNL/Morgan Stanley Mid Cap Growth Fund Class A	23,551	10,963	19,377	142	1,219	14,904
JNL/Oppenheimer Global Growth Fund Class A	59,302	41,951	3,086	2,352	1,706	97,903
JNL/PIMCO Total Return Bond Fund Class A	47,467	698	30,873	694	(913)	18,166
JNL/PPM America High Yield Bond Fund Class A	27,486	7,967	1,505	2,353	149	31,530
JNL/PPM America Total Return Bond Fund Class A	–	36,756	3,327	544	48	33,142
JNL/Scout Unconstrained Bond Fund Class A	–	20,261	3,334	–	(34)	16,411
JNL/T. Rowe Price Established Growth Fund Class A	221,752	56,580	6,104	22,844	1,955	271,364
JNL/T. Rowe Price Mid-Cap Growth Fund Class A	66,444	6,086	–	6,086	–	74,967
JNL/T. Rowe Price Short-Term Bond Fund Class A	26,859	10,474	2,223	396	(19)	34,815
JNL/T. Rowe Price Value Fund Class A	174,890	81,629	5,834	14,555	3,578	260,859
JNL/WMC Value Fund Class A	144,137	27,577	7,197	9,371	2,657	173,184

	$1,579,656	$496,665	$310,659	$111,326	$53,920	$1,765,201

NOTE 5. BORROWING ARRANGEMENTS

The Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 6, 2014, the Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 6, 2014, the amount available under the facility was $300,000,000. Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis. The Funds pay an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase. These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

NOTE 6. INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: consent dividends and distribution adjustments. These reclassifications have no impact on net assets.

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/American Funds Global Small Capitalization Fund	$785	$–	$(785)
JNL/American Funds New World Fund	1,693	(1,693)	–
JNL Institutional Alt 20 Fund	16,503	(16,503)	–
JNL Institutional Alt 35 Fund	20,437	(20,437)	–
JNL Institutional Alt 50 Fund	29,073	(29,073)	–
JNL Institutional Alt 65 Fund	5,230	(5,230)	–
JNL/American Funds Balanced Allocation Fund	101	(101)	–
JNL/American Funds Growth Allocation Fund	123	(123)	–
JNL Disciplined Moderate Fund	14,831	(14,831)	–
JNL Disciplined Moderate Growth Fund	22,620	(22,620)	–
JNL Disciplined Growth Fund	10,944	(10,944)	–
JNL/Mellon Capital 10 x 10 Fund	218	(218)	–
JNL/Mellon Capital Index 5 Fund	754	(754)	–
JNL/MMRS Conservative Fund	(369)	(667)	1,036
JNL/MMRS Growth Fund	(152)	(791)	943
JNL/MMRS Moderate Fund	(406)	(1,464)	1,870
JNL/S&P 4 Fund	272,858	(272,858)	–
JNL/S&P Managed Conservative Fund	(28,317)	(56,401)	84,718
JNL/S&P Managed Moderate Fund	(46,820)	(167,702)	214,522
JNL/S&P Managed Moderate Growth Fund	(74,370)	(358,171)	432,541
JNL/S&P Managed Growth Fund	(38,468)	(316,785)	355,253
JNL/S&P Managed Aggressive Growth Fund	(11,497)	(148,517)	160,014

At December 31, 2014, the Funds had no net capital loss carryforwards for U.S. federal income tax purposes to offset future net realized capital gains.

At December 31, 2014, the Funds did not elect to defer capital losses realized after October 31, 2014 (“Post-October losses”).

As of December 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/American Funds Blue Chip Income and Growth Fund	$1,431,488	$447,512	$(3,282)	$444,230
JNL/American Funds Global Bond Fund	516,312	69	(22,056)	(21,987)
JNL/American Funds Global Small Capitalization Fund	336,781	60,237	(2,141)	58,096
JNL/American Funds Growth-Income Fund	1,968,695	478,878	(1,489)	477,389
JNL/American Funds International Fund	658,115	68,432	(8,609)	59,823
JNL/American Funds New World Fund	809,435	3,592	(76,848)	(73,256)
JNL Institutional Alt 20 Fund	1,709,558	96,429	(34,311)	62,118
JNL Institutional Alt 35 Fund	2,261,906	132,554	(50,521)	82,033
JNL Institutional Alt 50 Fund	3,196,477	172,941	(76,559)	96,382
JNL Institutional Alt 65 Fund	622,437	29,734	(14,102)	15,632
JNL/American Funds Balanced Allocation Fund	757,252	50,994	(17,793)	33,201
JNL/American Funds Growth Allocation Fund	641,437	46,156	(16,877)	29,279
JNL Disciplined Moderate Fund	1,183,236	120,734	(23,793)	96,941
JNL Disciplined Moderate Growth Fund	1,436,680	161,611	(31,463)	130,148
JNL Disciplined Growth Fund	649,603	63,007	(14,746)	48,261
JNL/Franklin Templeton Founding Strategy Fund	1,396,818	264,491	(5,524)	258,967
JNL/Mellon Capital 10 x 10 Fund	337,699	100,699	(1,544)	99,155
JNL/Mellon Capital Index 5 Fund	611,312	144,858	(4,759)	140,099
JNL/MMRS Conservative Fund	27,446	130	(784)	(654)
JNL/MMRS Growth Fund	18,493	84	(841)	(757)
JNL/MMRS Moderate Fund	46,086	240	(1,625)	(1,385)
JNL/S&P 4 Fund	4,261,440	756,989	(34,504)	722,485
JNL/S&P Managed Conservative Fund	1,659,480	74,730	(73,593)	1,137
JNL/S&P Managed Moderate Fund	3,304,896	265,893	(120,959)	144,934
JNL/S&P Managed Moderate Growth Fund	5,850,889	692,579	(180,083)	512,496
JNL/S&P Managed Growth Fund	4,420,027	666,495	(104,946)	561,549
JNL/S&P Managed Aggressive Growth Fund	1,578,708	214,854	(28,361)	186,493

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

As of December 31, 2014 the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/American Funds Blue Chip Income and Growth Fund	$48,372	$4,486	$444,216	$–
JNL/American Funds Global Bond Fund	6,047	4,107	(21,995)	–
JNL/American Funds Global Small Capitalization Fund	–	9,512	58,090	–
JNL/American Funds Growth-Income Fund	21,424	101,498	477,371	–
JNL/American Funds International Fund	7,842	1,638	59,815	–
JNL/American Funds New World Fund	6,812	70,332	(73,266)	–
JNL Institutional Alt 20 Fund	41,320	139,411	62,088	–
JNL Institutional Alt 35 Fund	54,465	161,405	81,991	–
JNL Institutional Alt 50 Fund	75,835	179,027	96,325	–
JNL Institutional Alt 65 Fund	15,116	36,606	15,610	–
JNL/American Funds Balanced Allocation Fund	12,442	18,208	33,197	–
JNL/American Funds Growth Allocation Fund	9,178	20,523	29,277	–
JNL Disciplined Moderate Fund	32,004	30,592	96,923	–
JNL Disciplined Moderate Growth Fund	42,261	55,940	130,128	–
JNL Disciplined Growth Fund	19,071	31,509	48,254	–
JNL/Franklin Templeton Founding Strategy Fund	24,866	2,454	258,917	–
JNL/Mellon Capital 10 x 10 Fund	8,472	10,363	99,145	–
JNL/Mellon Capital Index 5 Fund	13,967	27,876	140,084	–
JNL/MMRS Conservative Fund	–	–	(654)	–
JNL/MMRS Growth Fund	–	–	(757)	–
JNL/MMRS Moderate Fund	–	–	(1,385)	–
JNL/S&P 4 Fund	306,221	243,969	722,439	–
JNL/S&P Managed Conservative Fund	–	–	1,089	–
JNL/S&P Managed Moderate Fund	–	–	144,855	–
JNL/S&P Managed Moderate Growth Fund	–	–	512,354	–
JNL/S&P Managed Growth Fund	–	–	561,439	–
JNL/S&P Managed Aggressive Growth Fund	–	–	186,451	–

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNL/American Funds Blue Chip Income and Growth Fund	$17,066	$3,027
JNL/American Funds Global Bond Fund	47	3,878
JNL/American Funds Global Small Capitalization Fund	857	2,587
JNL/American Funds Growth-Income Fund	13,920	16,799
JNL/American Funds International Fund	4,997	3,108
JNL/American Funds New World Fund	6,138	4,973
JNL Institutional Alt 20 Fund	30,609	18,992
JNL Institutional Alt 35 Fund	38,900	26,823
JNL Institutional Alt 50 Fund	50,301	38,446
JNL Institutional Alt 65 Fund	10,308	20,124
JNL/American Funds Balanced Allocation Fund	6,432	1,057
JNL/American Funds Growth Allocation Fund	4,668	1,502
JNL Disciplined Moderate Fund	27,927	52,446
JNL Disciplined Moderate Growth Fund	29,378	61,841
JNL Disciplined Growth Fund	11,514	21,050
JNL/Franklin Templeton Founding Strategy Fund	27,118	–
JNL/Mellon Capital 10 x 10 Fund	7,491	14,450
JNL/Mellon Capital Index 5 Fund	10,308	29,911
JNL/MMRS Conservative Fund	612	424
JNL/MMRS Growth Fund	585	358
JNL/MMRS Moderate Fund	942	928
JNL/S&P 4 Fund	92,617	86,345
JNL/S&P Managed Conservative Fund	38,496	69,863
JNL/S&P Managed Moderate Fund	71,813	196,092
JNL/S&P Managed Moderate Growth Fund	133,898	418,482
JNL/S&P Managed Growth Fund	109,838	375,802
JNL/S&P Managed Aggressive Growth Fund	37,813	174,720

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2014.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income *	Long-term Capital Gain
JNL/American Funds Blue Chip Income and Growth Fund	$11,220	$4,729
JNL/American Funds Global Bond Fund	9,706	2,152
JNL/American Funds Global Small Capitalization Fund	1,872	635
JNL/American Funds Growth-Income Fund	10,240	1,276

JNL Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

	Net Ordinary Income *	Long-term Capital Gain
JNL/American Funds International Fund	$3,805	$757
JNL/American Funds New World Fund	3,061	1,049
JNL Institutional Alt 20 Fund	32,596	27,405
JNL Institutional Alt 35 Fund	37,476	42,632
JNL Institutional Alt 50 Fund	40,698	33,152
JNL Institutional Alt 65 Fund	8,254	17,787
JNL/American Funds Balanced Allocation Fund	2,542	24
JNL/American Funds Growth Allocation Fund	1,575	8
JNL Disciplined Moderate Fund	20,207	10,411
JNL Disciplined Moderate Growth Fund	20,093	15,829
JNL Disciplined Growth Fund	7,986	6,081
JNL/Franklin Templeton Founding Strategy Fund	28,077	–
JNL/Mellon Capital 10 x 10 Fund	7,375	2,549
JNL/Mellon Capital Index 5 Fund	9,881	10,590
JNL/S&P 4 Fund	16,817	63,183
JNL/S&P Managed Conservative Fund	56,017	42,123
JNL/S&P Managed Moderate Fund	90,243	91,200
JNL/S&P Managed Moderate Growth Fund	158,714	152,270
JNL/S&P Managed Growth Fund	99,897	155,217
JNL/S&P Managed Aggressive Growth Fund	31,233	50,136

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2011, 2012, 2013 and 2014, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2014.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

At its meeting held January 13, 2015, the Board voted to approve the followings mergers effective after the close of business on April 24, 2015, subject to shareholder approval by the acquired funds.

Acquired Fund*	Acquiring Fund
Curian Guidance – Institutional Alt 65 Fund	JNL Institutional Alt 65 Fund
Curian Dynamic Risk Advantage – Diversified Fund	JNL/MMRS Conservative Fund
Curian Dynamic Risk Advantage – Growth Fund	JNL/MMRS Moderate Fund
Curian Dynamic Risk Advantage – Income Fund	JNL/MMRS Conservative Fund

*	The Acquired Funds are separate series of Curian Variable Series Trust and are advised by Curian.

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Series Trust (the “Funds”) as listed in Note 1 to the financial statements of the JNL Series Trust Master Feeder Funds and Fund of Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

JNL Series Trust Master Feeder Funds and Fund of Funds

Additional Disclosures (Unaudited)

December 31, 2014

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period
JNL/American Funds Blue Chip Income and Growth Fund
Class A	$1,000.00	$1,066.60	0.60%	$3.13	$1,000.00	$1,022.17	0.60%	$3.06
Class B	1,000.00	1,067.50	0.35	1.82	1,000.00	1,023.43	0.35	1.79
JNL/American Funds Global Bond Fund
Class A	1,000.00	958.10	0.55	2.71	1,000.00	1,022.42	0.55	2.80
Class B	1,000.00	959.70	0.30	1.48	1,000.00	1,023.67	0.30	1.53
JNL/American Funds Global Small Capitalization Fund
Class A	1,000.00	952.40	0.55	2.71	1,000.00	1,022.42	0.55	2.80
Class B	1,000.00	953.60	0.30	1.48	1,000.00	1,023.67	0.30	1.53
JNL/American Funds Growth-Income Fund
Class A	1,000.00	1,032.30	0.67	3.43	1,000.00	1,021.80	0.67	3.41
Class B	1,000.00	1,033.40	0.42	2.15	1,000.00	1,023.07	0.42	2.14
JNL/American Funds International Fund
Class A	1,000.00	936.10	0.65	3.17	1,000.00	1,021.91	0.65	3.31
Class B	1,000.00	937.30	0.40	1.95	1,000.00	1,023.18	0.40	2.04
JNL/American Funds New World Fund
Class A	1,000.00	876.80	0.65	3.07	1,000.00	1,021.91	0.65	3.31
Class B	1,000.00	877.50	0.40	1.89	1,000.00	1,023.18	0.40	2.04
JNL Institutional Alt 20 Fund
Class A	1,000.00	977.10	0.17	0.85	1,000.00	1,024.37	0.17	0.87
JNL Institutional Alt 35 Fund
Class A	1,000.00	973.30	0.16	0.80	1,000.00	1,024.38	0.16	0.82
JNL Institutional Alt 50 Fund
Class A	1,000.00	971.20	0.16	0.80	1,000.00	1,024.38	0.16	0.82
JNL Institutional Alt 65 Fund
Class A	1,000.00	968.00	0.19	0.94	1,000.00	1,024.25	0.19	0.97
JNL/American Funds Balanced Allocation Fund
Class A	1,000.00	992.80	0.65	3.26	1,000.00	1,021.92	0.65	3.31
JNL/American Funds Growth Allocation Fund
Class A	1,000.00	988.70	0.65	3.26	1,000.00	1,021.92	0.65	3.31
JNL Disciplined Moderate Fund
Class A	1,000.00	1,006.80	0.15	0.76	1,000.00	1,024.46	0.15	0.77
JNL Disciplined Moderate Growth Fund
Class A	1,000.00	1,003.20	0.15	0.76	1,000.00	1,024.46	0.15	0.77
JNL Disciplined Growth Fund
Class A	1,000.00	1,001.90	0.17	0.86	1,000.00	1,024.37	0.17	0.87
JNL/Franklin Templeton Founding Strategy Fund
Class A	1,000.00	958.70	0.05	0.25	1,000.00	1,024.94	0.05	0.26
JNL/Mellon Capital 10 x 10 Fund
Class A	1,000.00	1,028.70	0.05	0.26	1,000.00	1,024.94	0.05	0.26
JNL/Mellon Capital Index 5 Fund
Class A	1,000.00	1,002.10	0.05	0.25	1,000.00	1,024.94	0.05	0.26
JNL/MMRS Conservative Fund
Class A	1,000.00	1,015.50	0.35	1.78	1,000.00	1,023.43	0.35	1.79

JNL Series Trust Master Feeder Funds and Fund of Funds

Additional Disclosures (Unaudited)

December 31, 2014

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period
JNL/MMRS Growth Fund
Class A	$1,000.00	$996.20	0.36%	$1.81	$1,000.00	$1,023.39	0.36%	$1.84
JNL/MMRS Moderate Fund
Class A	1,000.00	1,005.80	0.35	1.77	1,000.00	1,023.43	0.35	1.79
JNL/S&P 4 Fund
Class A	1,000.00	1,082.60	0.05	0.26	1,000.00	1,024.94	0.05	0.26
JNL/S&P Managed Conservative Fund
Class A	1,000.00	994.60	0.15	0.75	1,000.00	1,024.46	0.15	0.77
JNL/S&P Managed Moderate Fund
Class A	1,000.00	996.80	0.14	0.70	1,000.00	1,024.50	0.14	0.71
JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	998.90	0.14	0.71	1,000.00	1,024.50	0.14	0.71
JNL/S&P Managed Growth Fund
Class A	1,000.00	1,005.10	0.14	0.71	1,000.00	1,024.50	0.14	0.71
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	1,011.20	0.15	0.76	1,000.00	1,024.46	0.15	0.77

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

JNL/AllianceBernstein Fund AllianceBernstein L.P. (Unaudited)

Market Summary: Global economic growth diverged sharply in 2014, with the U.S. economy picking up momentum, even as Europe and China slowed. This divergence became a major catalyst for asset class returns last year. In the stock markets, the U.S. outpaced its international counterparts. The S&P 500 Index returned 13.69% for the year ending not far from its record high, boosted by strong corporate profits. By contrast, the developed international and emerging markets (“EM”) posted full year losses, weighed down by concerns about weak economic growth and capital outflows. This slowing growth abroad helped to push many global bond yields lower. In arguably the surprise of the year, the 10-year U.S. Treasury yield declined 87 basis points, to just 2.17%, from 3.04% at the start of the year. As a result, bond returns were positive: Global bonds increased 7.59% as meas-

ured by Barclays Global Aggregate USD Hedged Index and U.S. taxable bonds returned 5.97% as measured by Barclays Aggregate Bond Index. Longer duration bonds, which are more interest rate sensitive, had even higher returns. Oil prices tumbled 50% from their recent high in July, as rising supply combined with below expected demand. This was a major factor in commodities posting poor results for the full year.

Equity market volatility had another year where it remained below average. However, toward the end of the period, risk rose as investors reacted to a combination of lackluster growth in most of the world outside the U.S. and low and even declining inflation which was prompted by a sharp decline in oil prices.

JNL/AllianceBernstein Dynamic Asset Allocation Fund

Portfolio Composition†:

Government Securities	10.0%
Investment Companies††	72.0
Short Term Investments	18.0

Total Investments	100.0%

 †Total Investments as of December 31, 2014

††In general, the Fund uses derivatives as direct substitutes for investments in ETFs, developed market indices, currencies, corporate and government bonds, emerging market equities and commodities. Please refer to the Notes to Schedule of Investments for the Fund’s derivative investments.

Portfolio Manager Commentary: For the period April 28, 2014 through December 31, 2014, JNL/AllianceBernstein Dynamic Asset Allocation Fund underperformed its primary benchmark by posting a return of 2.77% for Class A shares compared to 3.79% for the Dow Jones Moderate Index. The Fund also underperformed its blended benchmark return of 3.46% for the 70% MSCI World Index and 30% Barclays U.S. Treasury Index.

Throughout the period, the Fund had an overweight in risk assets with global equity, real estate investment trusts (“REIT”) and commodity holdings in excess of benchmark weights;

although the degree and composition of the overweight varied as market conditions changed. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly rich equity valuations. Through the period, the Fund maintained a regional bias towards developed international equity market, particularly in Europe and Japan, as a result of more favorable valuations. However, the extent and composition of the overweight varied over the period. The Fund’s positions in EM equities and commodities were small throughout the period due to growth concerns around emerging economies and given subdued prospects for inflation. For diversification, the Fund maintained a modest allocation to REITs. The Fund remained underweight bonds through most of the period and held a modest amount of cash at times to further reduce portfolio duration.

The equity overweight slightly added to performance but, within stocks, developed interna-

tional and EM, holdings detracted. Real estate equities also performed strongly. The decision to diversify across other assets classes hurt performance given the strong returns of U.S. equities, REITs and global bonds; allocations to high yield and commodities detracted. An overweight to the U.S. Dollar as a result of currency hedging contributed to performance.

The Fund utilizes a variety of derivative instruments as a component of its overall construction to effectively manage interest rate, credit and currency risk, to hedge positions and to provide efficient exposure. The Fund utilized equity futures, fixed income futures, currency forwards, exchange traded funds & total return swaps for both hedging and investment purposes. Equity options were used for hedging purposes. Credit default swaps & commodity futures were used for investment purposes.

The Fund ended the period with a modest overweight to risk assets concentrated in global equities. The Fund held a small position in EM equities. Within the risk asset allocation, the Fund retained very modest exposures to global REITs for diversification. The Fund was underweight bonds and cash holdings were negligible.

JNL/AllianceBernstein Dynamic Asset Allocation Fund (Class A)

Total Return for Class A Shares
Since Inception	2.77%
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AQR Fund AQR Capital Management, LLC (Unaudited)

Market Summary: 2014 was characterized by two themes which dominated market behavior. First, economies across the globe diverged on a fundamental basis, which led to associated divergences in central bank policies. In the U.S., the end to quantitative easing was supported by a strong fundamental backdrop, with economic and employment growth progressing at healthy levels. In Europe and Japan on the other hand, economic growth continued to appear anemic as the year progressed, with Europe battling the risk of deflation and Japan entering a technical recession. While the U.S Federal Reserve reduced its stimulus efforts, the European Central Bank (“ECB”) and Bank of Japan looked to further stimulate their economies and the Bank of England indicated the inflation outlook was benign and weak growth in the Eurozone could delay interest rate increases for the UK. Second, commodity market fundamentals (supply and demand) dominated any individual market’s performance and led to extreme and sustained market sell offs in oil products in the second half of the year.

U.S. oil production reached record levels, leading to the beginning of a negative price trend over the summer months. When the Organization of the Petroleum Exporting Countries (“OPEC”) decided not to cut production, prices fell precipitously throughout the remainder of the year. These two themes were associated with market dynamics. Central bank divergences provided impetus for a strengthening U.S. Dollar, which was a broadly based, significant and sustained trend in the second half of the 2014. Additionally, bond buying by the ECB and Bank of Japan, coupled with the deflationary backdrop resulting from falling oil prices, pushed bond yields lower on a global basis. In particular, European bond markets rallied strongly. Falling oil prices had a negative impact on commodity related currencies, particularly the Russian Ruble and Norwegian Krone against the U.S. Dollar. Stronger U.S. growth provided a generally supportive backdrop for global equity markets, particularly in North America. However, equity markets experienced several reversals throughout the year.

JNL/AQR Managed Futures Strategy Fund

Portfolio Composition†:

Short Term Investments††	100.0%

Total Investments	100.0%

 †Total Investments as of December 31, 2014

††In general, the Fund uses derivatives as direct substitutes for investment in commodities, developed market stock indices, government bonds and currencies. Please refer to the Notes to Schedule of Investments for the Fund’s derivative investments.

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/AQR Managed Futures Strategy Fund outperformed its primary benchmark by posting a return of 9.09% for Class A shares compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed one of its other benchmarks return of 18.37% for the Credit Suisse Managed Futures Hedge Fund Index. The Fund outperformed one of its other benchmarks return of 7.03% for the S&P Diversified Trends Indicator Total Return Index. The Newedge CTA Trend Sub-Index, a peer group index of large trend following managed futures hedge funds, returned 19.67% for the year.

The Fund invests in both long and short futures and currency forward contracts to gain economic exposure to global equity, fixed income, commodity and currency markets. These derivative positions are responsible for substantially all the performance in the Fund. By asset class, commodities contributed 9.0%, fixed income contributed 3.0%, currencies contributed 1.4%, while equities detracted -2.8%.

While we expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle, the Fund exhibited a positive average beta during the year and notably became negative twice during the fourth quarter. The Fund’s expected beta to the S&P 500 Index began at +0.43, reached a low of -0.39 during the sharp October correction and ended the year at +0.16. On average, the strategy ran below its stated volatility target as the environment exhibited varying levels of attractiveness for trend following across asset classes.

By asset class, the Fund’s tactical short position in energy commodities drove gains, as the bear trend which started over the summer progressed to an extreme by the end of the year, with oil seeing an historic sell off following OPEC’s announcement not to cut production. By asset, oil and related products, particularly gas oil, were the Fund’s most important contributors. Trends in fixed income and currencies were also positive contributors, as central banks took divergent paths, with the U.S. Federal Reserve ending quantitative easing, while the Bank of Japan and Bank of England undertook stimulus measures. The net result was a strong bullish trend in the U.S. Dollar against developed and emerging currencies and a continued rally in fixed income. Equities, on the other hand detracted the most. While markets broadly rallied (with some European markets declining however), the path was choppy due to significant reversals throughout the year. By asset, trend following in the UK equity market was the worst detractor, as the market ended the year flat, but experienced significant choppiness along the way.

JNL/AQR Managed Futures Strategy Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	9.09%
Since Inception	4.73%
(Inception date August 29, 2011)

Average Annual Total Returns for Class B Shares
1 Year	9.40%
Since Inception	4.95%
(Inception date August 29, 2011)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/BlackRock Funds BlackRock Investment Management, LLC (Unaudited)

Market Summary: Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell off was short lived and international equities rebounded in February, particularly in Europe. Signs of a strengthening economic recovery combined with hopes that the European Central Bank (“ECB”) would soon take measures to combat the uncomfortably low level of inflation in the Eurozone, fueled a rally in European stocks. The ECB ultimately took policy action in early June, with a bold move to a negative deposit rate.

However, high valuations and uncertainty around global central bank policies left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of civilian airliners over Malaysia and Scotland’s flirtation with independence from the UK added to global headwinds, causing many investors to retreat from risk assets.

In the latter part of the year, economic growth strengthened in the U.S. while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, drove volatility higher. In the Eurozone, inflation rates continued to be dangerously low.

Commodities sold off sharply last year as the headwind of ongoing weak and asynchronous global economic growth caught up with the asset class in the third and fourth quarter of 2014. The strong gains from the first part of the year were all but wiped out as Europe remained mired in a deflationary environment and China continued to grapple with slowing economic growth. A resilient cyclical recovery in the U.S. led to the strongest U.S. Dollar in over a year, putting further pressure on commodity market performance. On the supply side, the idiosyncratic fundamental trends that supported the price rally and backdated futures markets earlier this year dissipated throughout the quarter with many commodities seeing improved inventory conditions.

JNL/BlackRock Commodity Securities Strategy Fund

Portfolio Composition†:

Energy	68.4%
Materials	6.2
Commodity Indexed Structured Notes††	6.2
Short Term Investments	19.2

Total Investments	100.0%

  †Total Investments as of December 31, 2014

††The Fund invests in portfolio in commodity indexed structured notes to gain exposure to the Bloomberg Commodity Index.

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/BlackRock Commodity Securities Strategy Fund outperformed its primary benchmark by posting a return of -14.25% for Class A shares compared to -17.01% for the Bloomberg Commodity Index. The Fund underperformed its blended benchmark return of -8.77% for the 75% MSCI Natural Resources Index and 25% Bloomberg Commodity Index.

Underperformance in the natural resources sleeve was largely due to security selection and an overweight to the exploration & production (“E&P”) industry. Independent upstream names - Range Resources Corp., Whiting Petroleum Corp. and Cabot Oil & Gas Corp. all pulled back as increased supply, soft demand and falling crude prices boosted speculation of an industry slowdown. Additionally, the sleeve’s allocation to the energy (including drillers) equipment and services industry, specifically Halliburton Co. and Cameron International Corp. both of which service the upstream oil and gas industry were hit hard as the drop in crude oil is expected to slow business as they experience a drop in capital expenditure spending, reduction in rig count, less service demand and pressured margins. Contributing to performance was the Fund’s underweight to the metals & mining industry and the integrated oil & gas industry. Strong stock selection within the oil refining and marketing segment where beneficial as Marathon Petroleum Corp. which in addition to its refining exposure, aided performance through its pipeline segment which relies on transporting volume and is generally not immediately affected by commodity price swings.

With respect to the commodities sleeve energy was the notable underperformer, falling -39.34%. Livestock was the lone positive performer, gaining 11.56% in 2014. Elsewhere, grains and soft commodities declined -9.37% and -10.10%, respectively, while industrial metals and precious metals also fell, -6.87% and -6.71%, respectively. Energy markets saw sharp losses throughout the year as a combination of soft macroeconomic data and easing supply constraints led to rising inventories and lower oil prices. In agriculture markets, ideal growing conditions for U.S. grains and oil seeds set the stage for a record domestic harvest across several commodities, weighing on prices. Weaker manufacturing and industrial production data led inventory levels higher across several industrial metals. In livestock markets, tight inventory conditions have supported cattle markets. Precious metals continued to face the headwinds of improving economic conditions in the U.S. and a stronger U.S. Dollar. Precious metal exchange traded product assets under management fell to the lowest levels in several years, reflecting the current weak investor demand environment.

We are maintaining holdings in high quality resource companies that we expect will appreciate from current levels, or may be attractive acquisition targets for companies looking to expand their resource base. We continue to favor oil over natural gas; and we prefer E&P companies with exposure to key shale basins which have benefitted from increased production made possible by technological advances in horizontal drilling and hydraulic fracturing.

JNL/BlackRock Global Allocation Fund

Portfolio Composition†:

Financials	13.8%
Government Securities	13.2
Health Care	9.6
Information Technology	7.8
Industrials	7.7
Consumer Discretionary	6.7
Energy	5.7
Materials	4.3
Consumer Staples	3.1
Telecommunication Services	2.2

Utilities	2.1
Purchased Options	1.3
Investment Companies	0.7
U.S. Government Agency MBS	0.1
Short Term Investments	21.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/BlackRock Global Allocation Fund underperformed its pri-

mary benchmark by posting a return of 1.85% for Class A shares compared to 4.77% for the FTSE World Index. The Fund also underperformed its blended benchmark return of 4.17% for the 36% S&P 500 Index, 24% FTSE World ex. U.S. Index, 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Within equities, stock selection and an underweight to the U.S., as well as stock selection in Canada and Europe, notably France and Ger-

JNL/BlackRock Funds (continued) BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund (continued)

many, detracted from performance. Stock selection and an overweight to Japan contributed to performance. From a sector perspective, stock selection and an overweight to materials and industrials as well as stock selection in information technology and financials weighed on returns. An overweight and stock selection in health care was additive. An underweight to fixed income added to returns. Within fixed income, an underweight to Japanese government bonds as well as an overweight to emerging market sovereign bonds contributed to performance. An overweight to gold related securities detracted. An overweight to cash equivalents negatively impacted performance. From a currency perspective, an overweight to the U.S. Dollar positively impacted performance

During the year, the Fund’s overall equity allocation decreased from 69% to 58% of the Fund’s portfolio investments. Within equities, the Fund decreased exposure to the U.S. and Europe and increased exposure to Japan. On a sector basis, the Fund decreased exposure to financials, industrials, information technology, consumer staples, materials, consumer discretionary, tele-

communication services and energy. The Fund’s allocation to fixed income increased from 19% to 22% of the Fund’s portfolio investments. Within fixed income, the Fund increased exposure to corporates and government bonds, notably in Mexico, Australia and Poland. Reflecting the above changes, the Fund’s cash equivalents as a percentage of the Fund’s portfolio investments increased from 12% to 20%.

Compared to its blended benchmark, the Fund was underweight equities (-4%), significantly underweight fixed income (-16%), and overweight cash equivalents (+20%). Within the equity segment, the Fund was overweight Japan and underweight the U.S. Within Europe, the Fund was overweight France and the Netherlands, and underweight the UK and Spain. On a sector basis, the Fund was overweight materials, health care, industrials and energy, and underweight consumer staples, financials, consumer discretionary, information technology and telecommunications services. Within fixed income, the Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Australia, Mexico, Brazil and Poland. In addition, the Fund was overweight corporate and convertible bonds. As for currency exposure, relative to its benchmark, the Fund was overweight the U.S. Dollar, Mexican Peso, Indian Rupee, Singapore Dollar, Brazilian Real, along with smaller overweight positions in select emerging Asian currencies. The Fund was underweight the Euro, Japanese Yen, the Canadian Dollar, the Korean Won and the Taiwan Dollar.

We believe equities, relative to bonds, provide a more compelling opportunity for total return. Within equities, we favor Japan based on attractive valuations. Within fixed income we remain cautious given the low level of absolute yields on developed market government bonds; however we have found opportunities in select corporate and convertible bonds as well as local currency emerging market government bonds. We continue to hold cash in the Fund given our unfavorable view on fixed income and to manage risk within the Fund. In foreign exchange, we remain favorable on the U.S. Dollar, particularly versus major developed market currencies such as the Euro and Japanese Yen.

JNL/BlackRock Large Cap Select Growth Fund

Portfolio Composition†:

Information Technology	34.4%
Consumer Discretionary	22.9
Health Care	22.6
Industrials	6.6
Financials	4.6
Consumer Staples	2.9
Energy	2.7
Materials	0.6
Short Term Investments	2.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/BlackRock Large Cap Select Growth Fund underperformed its benchmark by posting a return of 8.89% for Class A shares compared to 13.05% for the Russell 1000 Growth Index.

The Fund underperformed the Russell 1000 Growth Index during the year as strong results in the second half of 2014 were not enough to offset the weakness experienced in March and April when growth/momentum stocks significantly sold off.

Sector wise, consumer discretionary was the primary detractor from relative performance (internet & catalog retail segment accounting for the majority of the disappointment). Selection weakness in information technology (“IT”) and telecommunication services also weighed on results. Positive performance was attributable primarily to positioning in health care (especially pharmaceuticals).

In stock specifics, the top individual detractor was Japanese internet and telecommunications conglomerate SoftBank Corp. (“SoftBank”), as shares sank on investors’ worries regarding weak results in its Sprint Corp. (“Sprint”) subsidiary (specifically that Softbank would have to supply Sprint with material cash infusions). We exited the position as the magnitude of Sprint’s ongoing cash needs is difficult to quantify. Apple Inc. (“Apple”) also detracted as an underweight early in the year hurt as the stock recorded strong gains following solid earnings reports. We added Apple back to the Fund during the second quarter given increasing confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization.

The largest contributor was Regeneron Pharmaceuticals Inc. Shares climbed after the U.S. Food and Drug Administration approved the macular edema drug Eylea for a second indication. Shares further rose following Sanofi SA’s increased stake in the company, and on positive clinical results for several drugs, including treatments for high cholesterol and atopic dermatitis. We remain confident the company can maintain its high growth trajectory given both continued success with Eylea and a rich pipeline of promising late and early stage products/therapies.

The Fund’s largest sector overweights relative to the benchmark was health care, with select exposure to health care service companies that we believe will be prime beneficiaries in the post reform era. IT is a substantial overweight also driven by our favorable view on internet, payment processing and software as a service companies (“SaaS”) which are harnessing key structural trends (e-commerce, big data, cloud computing and mobility) that we believe will drive earnings growth in the coming years. The Fund’s largest underweight remained consumer staples given extended valuations and inferior growth prospects.

JNL/BlackRock Funds (continued) BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Commodity Securities Strategy Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-14.25%
5 Year	0.59%
Since Inception	0.58%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-14.13%
5 Year	0.79%
Since Inception	0.77%
(Inception date January 16, 2007)

BlackRock Investment Management LLC assumed portfolio management responsibility on October 11, 2010.

JNL/BlackRock Global Allocation Fund (Class A)

[1]

Effective April 28, 2014, the Fund changed its primary benchmark from the S&P 500 Index to the FTSE World Index because the FTSE World Index better reflects the Fund’s asset class exposure and risk profile.

Average Annual Total Returns* for Class A Shares
1 Year	1.85%
Since Inception	5.83%
(Inception date October 11, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	2.13%
Since Inception	6.04%
(Inception date October 11, 2010)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund for certain periods. Performance results shown reflect the waiver, without which would have been lower.

JNL/BlackRock Funds (continued) BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Large Cap Select Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	8.89%
5 Year	13.70%
10 Year	6.17%

Average Annual Total Returns for Class B Shares
1 Year	9.11%
5 Year	14.14%
10 Year	6.48%

BlackRock Investment Management LLC assumed portfolio management responsibility on September 16, 2013.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL/Boston Partners Fund Robeco Investment Management, Inc. (Unaudited)

Market Summary: Global markets, as measured by the MSCI World Index, were up modestly during the fourth quarter of 2014, returning 1.01%. Volatility was high as the market experienced steep sell offs on two separate occasions. The retractions were relatively quick, with the first retraction beginning in late September and ending in mid October and the second occurring during the first two weeks of December. The proximate cause of both declines was disappointing economic news from Europe, Japan and China. The U.S. economy continues to remain the sole unquestioned bright spot on the world stage. Predictably, investor fear was soothed and markets rebounded following reassuring comments from the global central banks.

A noteworthy tailwind for consumers and many segments of the market has been the precipitous drop in the price of oil. The cost of oil began its slide in mid summer and fell over -40% during the fourth quarter alone. Both supply and demand have contributed to the decline. On the supply side, the U.S. now produces almost as many barrels per day as Saudi Arabia. At the same time, demand for oil has waned as hopes for a broad global recovery have been replaced with the moribund reality that many parts of the world remain stuck in neutral gear. Of course, not everyone is a winner in such an environment with energy stocks, material stocks and energy exporting countries being the notable losers.

JNL/Boston Partners Global Long Short Equity Fund

Long Investments Portfolio Composition†:

Financials	21.1%
Information Technology	15.1
Consumer Discretionary	14.9
Health Care	13.2
Industrials	10.9
Materials	8.7
Energy	6.3
Consumer Staples	5.0
Telecommunication Services	1.2
Short Term Investments	3.6

Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Consumer Discretionary	27.5%
Industrials	14.5
Financials	14.1
Information Technology	12.4
Health Care	9.7
Materials	8.8
Energy	6.7
Consumer Staples	5.2
Telecommunication Services	1.1

Total Short Investments	100.0%

†Total Long Investments represent 98.7% of net assets and Total Short Investments represent (39.6%) of net assets as of December 31, 2014.

Portfolio Manager Commentary: For the period September 15, 2014 through December 31, 2014, JNL/Boston Partners Global Long Short Equity Fund underperformed its benchmark by posting a return of -1.40% for Class A shares compared to -0.56% for the MSCI World Index.

During this period, the Fund averaged roughly 50% net long exposure to the market. On the long side of the Fund, paper and packaging holdings added to both absolute and relative performance. Fund holdings Packaging Corp. of America, Berry Plastics Group Inc., International Paper Co. and Avery Dennison Corp. all strongly contributed to performance. The Fund’s long financials positions also fared well, as insurers such as, Catlin Group Ltd, Allstate Corp. and ACE Ltd., all experienced strength during the period. Contrarily, while the Fund’s long energy holdings held up better than their index counterparts, they collectively detracted from Fund absolute performance. On the short side of the Fund, the Fund’s energy shorts sold off much more strongly than the index and contributed to absolute performance. However, the fall in energy prices buoyed consumer discretionary shorts, which served to detract from Fund performance. Names where we are short in the retailing space, such as,

CarMax Inc. and Restoration Hardware Holdings Inc., appreciated as the market assumed lower oil means augmented discretionary spending.

From a regional perspective, the Fund’s long U.S. holdings were the strongest contributors to performance, while longs from all other regions detracted during the period. Conversely, UK and U.S. shorts detracted from Fund performance, while Japanese, European, Canadian, and Pacific ex Japan shorts were additive to performance during the period.

Over the course of the period, the Fund trimmed net exposure to health care primarily by selling long positions that had approached their price targets. Net exposure was increased in financials, where we continue to find insurance companies with strong business fundamentals, attractive valuations and positive business momentum. Additionally, we have trimmed net exposure to energy amid continued oil price deterioration, while we have become slightly more net long in information technology where we are finding many companies with strong free cash flow generation that trade at attractive valuations. The Fund continues to be most net long in the U.S., followed by Europe and Japan.

Total Return for Class A Shares
Since Inception	-1.40%
(Inception date September 15, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Brookfield Fund Brookfield Investment Management Inc. (Unaudited)

Market Summary: For 2014, the MSCI World Index returned 5.50% with broad divergence in performance across regions and sectors. North America provided the strongest regional performance, returning 12.57% for the year as measured by the MSCI North America Index, while Asia Pacific returned -2.46% as measured by the MSCI Asia Pacific Index and Europe returned -5.68% as measured by the MSCI Europe Index. Among developed markets, the U.S. was clearly the bright spot. In contrast, Japan entered into a recession in April, and the Eurozone continued to struggle with both slow growth and the risk of deflation.

Infrastructure securities performed strongly in 2014, despite the effects of falling oil and natural gas prices on energy infrastructure companies during the second half of the year. For 2014, the Dow Jones Brookfield Global Infrastructure Composite Index returned 15.63%, outperforming the MSCI World Index by more than 1,000 basis points (“bps”). All sectors were positive for the year, led by electricity transmission & distribution (+22.26%), water (+17.87) and communications (+17.72%), all of which outperformed the broader index. Relative laggards included toll roads (+9.94%), diversified (+5.70%) and ports (+3.43%). Master Limited Partnerships (“MLPs”) were negatively affected by declining commodity prices later in the year, but nevertheless provided a positive return of 4.80%, as measured by the Alerian MLP Total Return Index. (Unless noted otherwise, sector and regional returns are measured by the Dow Jones Brookfield Global Infrastructure Indices.)

Looking forward, we believe that the infrastructure sector offers significant investment opportunities, although there are some headwinds. The outlook for energy infrastructure is less favorable than in past years, as low oil and natural gas prices will reduce the growth rates of energy infrastructure companies. For all other infrastructure sectors, the outlook is generally positive. We believe that continued low rates will be supportive of infrastructure valuations as investors seek higher yielding assets that also offer growth potential.

JNL/Brookfield Global Infrastructure and MLP Fund

Portfolio Composition†:

Energy	35.3%
Utilities	27.7
Industrials	16.4
Financials	8.6
Telecommunication Services	2.3
Consumer Discretionary	1.0
Short Term Investments	8.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Brookfield Global Infrastructure and MLP Fund underperformed its benchmark by posting a return or 7.35% for Class A shares compared to 15.63% for the Dow Jones Brookfield Global Infrastructure Composite Index.

By sector, the non benchmark rail sector and the ports sector were the largest contributors to relative performance. In addition, stock selection within the midstream sector was a positive relative contributor. In contrast, stock selection within pipelines and toll roads sectors were the leading detractors from relative performance. On a regional basis, all regions detracted from relative performance. Stock selection in Asia Pacific and continental Europe led relative underperformance by region. By country, an underweight position to underperforming Hong Kong was the largest relative contributor. China was the largest relative detractor by country due to an overweight allocation and poor stock selection. Overall macroeconomic weakness in China impacted security performance. By security, non benchmark Chinese pipeline company KunLun Energy Co. Ltd. was the largest relative detractor in 2014 while Kinder Morgan Energy Partners LP was the strongest relative contributor.

For much of the year, the Fund was positioned to capitalize on increasing global growth and the expectations of gradually rising interest rates. As the price of crude oil fell rapidly in the second half of the year and global growth expectations declined, we changed our outlook and modified Fund positioning. We reduced the Fund’s exposure to energy infrastructure and increased exposure to select companies with more “bond proxy” characteristics. The Fund had been significantly underweight bond proxies for much of the year. Even with these additions, the Fund remains underweight to bond proxies, as we still view many of these companies as expensive. We continue to favor securities that offer a reasonable combination of yield and growth.

JNL/Brookfield Global Infrastructure and MLP Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	7.35%
Since Inception	17.34%
(Inception date December 12, 2011)

Average Annual Total Returns for Class B Shares
1 Year	7.53%
Since Inception	17.55%
(Inception date December 12, 2011)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Funds Capital Guardian Trust Company (Unaudited)

Market Summary: Global stocks rose for the third year in a row, advancing amid healthy corporate earnings, resurgent merger and acquisition activity and massive central bank stimulus measures. Equity markets in developed regions delivered mixed results, as the positive effects of an accelerating U.S. economy were partially offset by ongoing weakness in Europe and Japan. Emerging markets lagged developed market stocks, hampered by concerns about the end of U.S. quantitative easing, rising geopolitical risk in Russia and weak commodity prices.

Defensive stocks generally outpaced cyclical sectors as shares of utilities and health care companies posted double digit gains. Utilities rose amid higher electricity prices in some markets. Lower interest rates also provided a favorable backdrop for dividend paying stocks. Mergers and acquisitions activity helped to support share price gains in health care. But energy stocks lost ground, hurt by plunging crude oil prices in the second half of the year. U.S. indices touched a succession of record highs in 2014 as economic activity accelerated during the second half of the year. U.S. gross domestic product growth for the second and third quarters was 4.6% and 5.0%, respectively – the fastest six month pace in more than a decade. Late in the year, declining oil prices provided a boost to consumer spending, but contributed to economic woes in Russia and other oil producing nations. Bonds rallied, generating the best returns since 2011, as interest rates plummeted around the world. The U.S. Dollar posted strong gains, rising against the Euro, the Japanese Yen and most other currencies.

JNL/Capital Guardian Global Balanced Fund

Portfolio Composition†:

Government Securities	21.7%
Financials	14.5
Consumer Discretionary	9.8
Information Technology	9.7
Industrials	7.8
Health Care	7.4
Energy	4.4
Telecommunication Services	4.3
U.S. Government Agency MBS	3.4
Materials	2.8
Consumer Staples	2.5
Utilities	1.8
Non-U.S. Government Agency ABS	1.0
Short Term Investments	8.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Capital Guardian Global Balanced Fund underperformed its primary benchmark by posting a return of 0.54% for Class A shares compared to 4.17% for the MSCI All Country World Index. The Fund underperformed its blended benchmark return of

2.95% for the 65% MSCI All Country World Index and 35% Barclays Global Aggregate Bond Index.

Among equities, the choice of stocks in consumer discretionary was the biggest drag on relative results. Greek toy retailer JUMBO SA (“JUMBO”) declined amid volatility in that country’s stock market, however, shares of Norwegian Cruise Line Holdings Ltd. buoyed results as falling oil prices helped fuel gains.

Stock selection in information technology weighed on results. The investment in Yandex NV was a significant detractor; continued weakness in the Russian economy hurt the nation’s leading search provider. But on the other hand, shares of Avago Technologies Ltd., the largest contributor to Fund results, rallied amid positive earnings results and higher demand for its cell phone components.

Stock selection in financials was the largest contributor to returns, particularly the investment in PICC Property & Casualty Co. Ltd. Shares of China’s largest non life insurer rose amid an increase in profits due to higher premiums and investment income. Meanwhile, shares of state controlled Sberbank of Russia tumbled as the Russian Ruble depreciated and the Russian economy faltered amid declining oil prices and international sanctions.

Within the bond portion of the Fund, issuer/bond selection was helpful, as were currency and country allocation. A less than index exposure to the Japanese Yen and the Euro helped as the currencies tumbled versus the U.S. Dollar amid massive quantitative easing and a stronger U.S. economy. On the other hand, a greater than index stance in the Polish Zloty weighed on returns amid broad U.S. Dollar strength. Yield curve positioning and sector allocation were small detractors from relative results.

Heading into 2015, managers have positioned the Fund with a preference for equities over fixed income investments, reflecting their expectation of an improving global economy and a gradual rise in interest rates. Among equities, managers continue to favor select telecommunications services, consumer discretionary and industrials companies. In fixed income, against a backdrop of accommodative policy in Europe and Japan, the Fund has less than index exposures to the Euro and the Japanese Yen, though managers have reduced these underweights.

JNL/Capital Guardian Global Diversified Research Fund

Portfolio Composition†:

Health Care	15.9%
Financials	15.6
Information Technology	14.4
Consumer Discretionary	14.2
Industrials	9.6
Energy	6.1
Materials	5.4
Consumer Staples	4.9
Telecommunication Services	4.2
Utilities	1.2
Short Term Investments	8.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Capital Guardian Global Diversified Research Fund underperformed its benchmark by posting a return of 2.35% for Class A shares compared to 4.17% for the MSCI All Country World Index.

Investments in consumer discretionary detracted from results, especially Hong Kong listed casino operator Wynn Macau Ltd. (“Wynn Macau”) and Greek retailer JUMBO. Shares of Wynn Macau declined on worries about slowing revenues from high stakes gamblers and JUMBO shares fell amid a weak European economy and renewed fears that Greece might exit the Eurozone.

The Fund held an underweight position in energy, which was a positive factor. However, stocks within energy, including Tullow Oil Plc and Seadrill Ltd., were among the detractors as falling oil prices and a slowing global economy hurt returns. In materials, shares of Brazilian mining firm Vale SA declined as iron ore prices continued to fall.

Investments in health care stocks were helpful on an absolute basis and relative to the index. Biotechnology firm Gilead Sciences Inc. was the largest individual contributor to returns and shares of biotechnology firms Incyte Corp. and Receptos Inc. rallied amid investor optimism for promising new drugs under development. On the other hand, the investment in Seattle Genetics Inc. detracted as concerns rose about the biotechnology firm’s ability to keep pace with innovative new cancer treatments developed by competitors.

In information technology, shares of Avago Technologies Ltd. gained on higher sales forecasts due to the inclusion of the chipmaker’s components in Apple’s iPhone 6. Communications chipmaker Broadcom Corp. also rose as orders for chips that allow tablets and smartphones to connect to Bluetooth and wireless networks helped boost revenue. Elsewhere, American Tower Corp. was among the top contributors as the cell tower operator beat quarterly earnings expectations and raised full year guidance amid continued increases in mobile data usage.

JNL/Capital Guardian Funds (continued) Capital Guardian Trust Company (Unaudited)

JNL/Capital Guardian Global Diversified Research Fund (continued)

Despite short term worries about the pace of global economic growth, the Fund remains positioned for company specific growth in key industries, including health care and consumer discretionary. Managers also favor select consumer discretionary companies with strong brands that can benefit from rising incomes around the world. The Fund maintains an under-

weight position in financials, especially in banking, which continues to face several challenges including regulatory pressure and weak economies in Europe and Japan.

JNL/Capital Guardian Global Balanced Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.54%
5 Year	6.40%
10 Year	4.66%

Average Annual Total Returns for Class B Shares
1 Year	0.71%
5 Year	6.62%
10 Year	4.87%

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

JNL/Capital Guardian Global Diversified Research Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year	2.35%
5 Year	9.52%
10 Year	5.73%

Average Annual Total Returns for Class B Shares
1 Year	2.53%
5 Year	9.78%
10 Year	5.97%

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DFA Fund Dimensional Fund Advisors LP (Unaudited)

Market Summary: The U.S. market had positive performance in 2014, outperforming both non-US developed and emerging markets. Using the Russell 3000 Index as a proxy, U.S. markets gained 12.56%, as compared to -4.45% for the MSCI World ex USA IMI Index and -1.79% for the MSCI Emerging Markets IMI Index. Asset class returns within the Russell indexes ranged from 13.45% for large cap value stocks as measured by the Russell 1000 Value Index to 3.15% for microcap value stocks as measured by the Russell Micro Cap Value Index. The strongest performing sectors were real estate investment trusts (“REITs”) and utilities, while energy was the only sector to post a negative return for the year.

Along the market capitalization dimension, large caps, as measured by the Russell 1000 Index, outperformed small caps, as measured by the Russell 2000 Index, by 8.35% for the year.

Value stocks generally outperformed growth stocks among large cap stocks, while underperforming among small and microcaps. Using the

Russell Indexes as proxies, large cap value stocks outperformed growth stocks by 0.40% as measured by the Russell 1000 Value Index and the Russell 1000 Growth Index and the Russell Midcap Value Index outperformed the Russell Midcap Growth Index by 2.85%. Small value stocks underperformed small growth stocks by -1.38% as measured by the Russell 2000 Value Index and the Russell 2000 Growth Index.

Along the profitability dimension, the top quartile of most profitable stocks in the Russell 1000 Index, excluding REITs and utilities, outperformed the bottom quartile of least profitable stocks among large caps. Among small caps in the Russell 2000 Index, excluding REITs and utilities, the most profitable quartile underperformed the least profitable quartile. Profitability is a measure of a company’s current profits, defined as operating income before depreciation and amortization minus interest expense, scaled by book equity.

JNL/DFA U.S. Core Equity Fund

Portfolio Composition†:

Information Technology	17.6%
Consumer Discretionary	15.3
Industrials	13.3
Financials	12.9
Health Care	11.4
Energy	8.0
Consumer Staples	7.5
Materials	4.7
Utilities	3.2
Telecommunication Services	2.5
Short Term Investments	3.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: The JNL/DFA U.S. Core Equity Fund underperformed its benchmark by posting a return of 9.82% for Class A shares compared to 12.56% for the Russell 3000 Index. The majority of the Fund’s underperformance came from the exclusion of REITs, and decreased exposure to large cap securities.

For the year, REITs outperformed all other sectors in the U.S. markets, with the Dow Jones US Select REIT Index returning 32.00% for the year. As a result, the Fund’s exclusion of REITs from investment contributed to underperformance. REITs are excluded by design because research shows that over time they tend not to deliver the same premiums as other types of equities.

The Fund’s lesser allocation than the index to large cap stocks also contributed negatively to the Fund’s performance, as mega cap and large cap stocks outperformed small cap and mid cap stocks. As noted in Market Commentary, large cap stocks outperformed small cap stocks by 8.35%. Mid cap and small cap energy stocks had particularly poor performance, significantly underperforming the broader energy sector.

JNL/DFA U.S. Core Equity Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	9.82%
5 Year	13.36%
10 Year	5.96%

Average Annual Total Returns* for Class B Shares
1 Year	10.02%
5 Year	13.57%
10 Year	6.18%

Dimensional Fund Advisors LP assumed portfolio management responsibility on April 30, 2012.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Eagle Fund Eagle Asset Management, Inc. (Unaudited)

Market Summary: For the year, the Russell 2000 Growth Index which was up 5.60% outpaced the Russell 2000 Value Index which was up 4.22%, led by biotech and pharmaceuticals driven performance within health care

(+19.63%) as well as solid returns generated within consumer staples (+14.85%). Energy (-32.17%) was the clear laggard for the year, as oil prices were nearly cut in half over the course of 2014.

JNL/Eagle SmallCap Equity Fund

Portfolio Composition†:

Health Care	21.1%
Information Technology	21.0
Consumer Discretionary	15.7
Industrials	13.0
Financials	7.4
Materials	5.3
Consumer Staples	3.6
Energy	3.3
Short Term Investments	9.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Eagle SmallCap Equity Fund underperformed its benchmark by posting a return of 2.80% for Class A shares compared to 5.60% for the Russell 2000 Growth Index.

The Fund trailed most notably in healthcare and energy, while finishing ahead in materials and slightly ahead within information technology on a relative basis. The Fund’s top performing stocks were Centene Corp., JetBlue Airways Corp., Universal Electronics Inc., Receptos Inc. and Cavium Inc. The Fund’s worst performing stocks were Geospace Technologies Corp., Natural Grocers by Vitamin Cottage Inc., Chart Industries Inc., Gulfport Energy Corp. and Cornerstone OnDemand Inc.

The Fund’s most significant sector weighting changes came from increasing exposure to financials (through purchases of MGIC Investment Corp., Enstar Group Ltd. and Fortress Investment Group LLC) and decreasing exposure to energy (through sales of Oasis Petroleum Inc. and Western Refining Inc.).

The Russell 2000 Index rebounded strongly in the fourth quarter to finish the calendar year in positive territory, fueled by continued low interest rates, strong earnings and sharply lower oil prices. We see those same factors aiding a continued advance in the first quarter of 2015. It appears global growth is slowing and the U.S. Federal Reserve will remain accommodative longer than earlier forecast. The domestic economy looks strong with gross domestic product (“GDP”) forecast to grow about 3%. Given that backdrop, as well as the lack of attractive investment alternatives, we believe equity markets should generally remain strong. If there is weakness, it should be contained to companies with heavy exposure to foreign markets or low oil prices. Small caps have far less foreign exposure and as such should lead the market, at least in early 2015.

Within energy, we prefer companies that hold acreage positions with strong economics in the core of the Utica Shale as well as the Permian Basin.

Within materials and industrials, we favor companies benefitting from lower oil prices and those with significant exposure to the U.S. economy. Scale likely will rule as a strategy for success within healthcare in the Obamacare era. Some of our favorite themes in technology are cyber security and mobility. A strong domestic economy and sharply lower gasoline prices should benefit consumer stocks in early 2015.

JNL/Eagle SmallCap Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	2.80%
5 Year	15.15%
10 Year	8.85%

Average Annual Total Returns for Class B Shares
1 Year	3.04%
5 Year	15.38%
10 Year	9.07%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eastspring Funds Eastspring Investments (Singapore) Limited (Unaudited)

Market Summary: 2014 proved to be another volatile year for Asian equities. The year started with concerns over a decelerating Chinese economy as the government attempted to rebalance the economy to focus on domestic consumption. As part of its stated reforms, the Chinese government stepped up the enforcement of its anti-corruption campaign. As a result, consumer discretionary names, particularly luxury goods and Macau gaming stocks have suffered as conspicuous consumption on the mainland was reduced.

An accelerating U.S. economy proved bittersweet for the region. While fundamentally positive for Asian exports, Asian stocks were buffeted by concerns over expectations of a rising U.S. Dollar, U.S. Federal Reserve rate hikes and competition for capital flows. Looking at Asia’s large trading partners, the U.S. economy grew over the year, Japan’s waxed and waned, while European growth started to disappoint expectations. In this environment, Asian exports displayed modest gains.

In the emerging economies of India and Indonesia, pessimism of 2013 gave way to confidence as the market started to price in hopes for reform amid positive outcomes of the countries’ respective national elections. Reform oriented Narendra Modi and Joko Widodo were elected to lead their respective nations. The Indian and Indonesian stock markets ended the year as two of the top performing markets.

A consistent theme over 2014 was weak commodity prices. Initially observed in industrial metal and coal prices, crude oil futures succumbed to deteriorating demand supply imbalances in the middle of the year. Stock markets with a high commodity exposure such as Australia and Malaysia were hard hit.

JNL/Eastspring Investments Asia ex-Japan Fund

Portfolio Composition†:

Financials	36.1%
Information Technology	18.4
Consumer Discretionary	10.5
Industrials	8.1
Telecommunication Services	7.2
Energy	7.0
Materials	5.8
Consumer Staples	3.7
Utilities	2.1
Short Term Investments	1.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Eastspring Investments Asia ex-Japan Fund outperformed its benchmark by posting a return of 5.66% for

Class A shares compared to 4.81% for the MSCI Asia ex-Japan Index.

Stock selection in financials was a key contributor to the Fund’s relative performance. In contrast, stock selection in consumer staples detracted from the Fund’s relative performance.

Axis Bank Ltd. (“Axis Bank”), a key contributor to the Fund’s performance, is a mid sized Indian private bank. Axis Bank’s shares rallied over the year as positive sentiment post national elections and the lender’s good quarterly results underscored its solid fundamentals. The bank’s capital position remains healthy and stands it in good stead to benefit from an economic recovery in India.

The off benchmark investment in Standard Chartered Plc (“Standard Chartered”) detracted from performance. Standard Chartered has been a negative contributor due to the market’s concern over the bank’s declining profitability and asset quality. The Fund retains its active weight in the lender on account of attractive relative valuations of its shares relative to the market.

The Fund’s new investments over the year include Sun Hung Kai Properties Ltd., KT Corp. and Housing Development Finance Corp. Investments in Cheung Kong Holdings Ltd., Oil & Natural Gas Corp. Ltd. and ICICI Bank Ltd. were exited in 2014.

At the end of 2014, China and Korea were the Fund’s top overweight markets; Taiwan and Malaysia were the top underweight markets. The Fund’s top positive positions included China Merchants Bank Co. Ltd., KT Corp. and China Merchants Holdings International Co. Ltd.

JNL/Eastspring Investments China-India Fund

Portfolio Composition†:

Financials	30.7%
Information Technology	13.6
Energy	13.3
Industrials	9.1
Consumer Discretionary	9.0
Telecommunication Services	7.7
Materials	4.9
Consumer Staples	3.2
Health Care	2.6
Utilities	1.7
Short Term Investments	4.2

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Eastspring Investments China-India Fund outperformed its primary benchmark by posting a return of 11.40% for Class A shares compared to 7.96% for the MSCI China Index. The Fund underperformed its blended benchmark return of 16.02% for the 50%

MSCI China Index and 50% MSCI India Index.

Stock selection in Indian financials and industrials emerged a key contributor to the Fund’s overall relative performance in 2014. Security selection in Indian health care and energy and Chinese consumer discretionary hurt the Fund’s performance the most.

Indian mortgage lender LIC Housing Finances Ltd. (“LIC”) was the top contributor to the Fund in 2014. LIC outperformed the benchmark as shares rose in line with the strength of the financial sector, supported by expectations of further policy easing. The portfolio manager likes the stock for its strong earnings growth, low asset quality risks and attractive valuation.

Wumart Stores Inc. (“Wumart”), a non benchmark Chinese retailer, emerged as a key detractor from the Fund’s relative performance. Shares of the retail chain store operator have been weighed down by the threat of e-commerce, rise in labor cost, low inflation environment and the impact of China’s anti-corruption drive. We remain positive about Wumart’s leading market share in Beijing. It has a strong free cash flow yield and the stock is trading cheaply versus peers.

The Fund established positions in Housing Development Finance Corp., Coal India Ltd., Adani Ports and Special Economic Zone, Sesa Sterlite Ltd. and China Merchants Holdings International Co. Ltd. in 2014. Positions in Oil India Ltd., Hindalco Industries Ltd., China Shanshui Cement Group Ltd., Ranbaxy Laboratories Ltd. and Ping An Insurance Group Co. of China Ltd. were liquidated during the year.

The Fund has an underweight position in China and India but more so the former than the latter. Consumer discretionary was the sector where the Fund was most overweight while consumer staples was the biggest underweight. China Pacific Insurance Group Co. Ltd. and Tata Motors Ltd. were the top positive positions in 2014.

JNL/Eastspring Funds (continued) Eastspring Investments (Singapore) Limited (Unaudited)

JNL/Eastspring Investments Asia ex-Japan Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	5.66%
5 Year	2.74%
Since Inception	-0.73%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	5.98%
5 Year	2.96%
Since Inception	-0.51%
(Inception date December 3, 2007)

JNL/Eastspring Investments China-India Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	11.40%
5 Year	2.52%
Since Inception	-1.90%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	11.67%
5 Year	2.73%
Since Inception	-1.70%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Templeton Global Advisors Limited (Unaudited)

Market Summary: The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve ended its asset purchase program in October while keeping interest rates low. The UK economy grew relatively well, but Eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the year amid a generally accommodative monetary policy environment and continued strength in corporate earnings.

In several emerging markets (“EM”), economic growth generally moderated. EM stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many EM currencies depreciated against the U.S. Dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. Dollar.

JNL/Franklin Templeton Global Growth Fund

Portfolio Composition†:

Financials	20.6%
Health Care	16.0
Consumer Discretionary	12.2
Energy	10.0
Industrials	9.8
Information Technology	8.0
Telecommunication Services	6.4
Materials	4.3
Consumer Staples	2.9
Short Term Investments	9.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Franklin Templeton Global Growth Fund underperformed its benchmark by posting a return of -2.36% for Class A shares compared to 4.94% for the MSCI World Index.

2014 was challenging in global equity markets as an early period of normalization and recovery gave way to retrenchment and significant divergence between the robust U.S. economy and more anemic international economies. However, the U.S.’s attractive mix of defensive and pro cyclical characteristics came at a cost. The price to book multiple of U.S. stocks relative to global peers neared all time highs at year end and measures of normalized earnings were also elevated. Despite the Fund’s underweighting in the U.S. detracting from relative results, we continued to find selective bottom-up opportunities in this deep and diverse market and stock selection in the U.S. contributed to relative performance.

An overweighting and stock selection in Europe detracted from relative performance as the delicate progress made stabilizing the banking system, enacting necessary budget reforms and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics. Such valuations seemed overly pessimistic for a diverse corporate sector composed of high quality, globally relevant companies with attractive dividend yields and significant scope for earnings recovery.

In terms of sectors, overweighted energy stocks comprised several of the Fund’s biggest laggards. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered were long term bargains in the sector. On the other hand, even weighted consumer discretionary stocks outperformed.

During the year, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non U.S. currency exposure lost value as the U.S. Dollar rose.

JNL/Franklin Templeton Global Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-2.36%
5 Year	9.33%
Since Inception	2.54%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-2.23%
5 Year	9.53%
Since Inception	2.75%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Franklin Advisers, Inc. (Unaudited)

Market Summary: The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve ended its asset purchase program in October while keeping interest rates low. The UK economy grew relatively well, but Eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the year amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets (“EM”), economic growth generally moderated. China’s growth moderated during the year, but the country’s economy did not face a “hard landing” and did not have a major impact on global aggregate demand. EM stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. We continued to see differentiation among specific EM economies; some had healthy current account and fiscal balances with strong export driven economies, while others struggled with deficits and economic imbalances. Many EM currencies depreciated against the U.S. Dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. Dollar.

JNL/Franklin Templeton Global Multisector Bond Fund

Portfolio Composition†:

Government Securities	57.3%
Financials	6.5
Consumer Discretionary	2.6
Energy	2.0
Telecommunication Services	1.4
Materials	1.1
Health Care	0.9
Industrials	0.8
Utilities	0.4
Consumer Staples	0.4
Information Technology	0.4
Short Term Investments	26.2

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Franklin Templeton Global Multisector Bond Fund underperformed its benchmark by posting a return of -0.45% for Class A shares compared to 0.48% for the Barclays Multiverse Bond Index.

The Fund’s currency exposures contributed to its performance relative to the benchmark, while interest rate strategies and sovereign and corporate credit positions detracted. As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Underweighted, net negative positioning in the Euro and the Japanese Yen, through the use of currency forwards, contributed to relative performance during the year as these currencies depreciated against the U.S. Dollar. However, currency positions in Latin America and Asia ex Japan detracted from relative return, as did certain peripheral European currencies positioned against the Euro. The Fund maintained a short duration position relative to its benchmark. Select underweighted duration exposures in Europe detracted from relative performance, as did underweighted duration exposure in the U.S.

The Fund purchased investment grade and sub investment grade hard currency denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. In addition to purchasing global government bonds, the Fund also invested in credit. Overall, the Fund’s sovereign and corporate credit exposures detracted from relative performance. In particular, the Fund’s overweighted allocation to sub investment grade sovereign credit and high yield corporate credit detracted from relative performance.

The core of our strategy remained seeking to position ourselves to navigate a rising rate environment. Thus, we continued to maintain short portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We also actively sought opportunities that could potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have been proactive regarding fiscal, monetary and financial policy. We augmented this positioning with select opportunities in emerging markets and with a number of currency strategies.

JNL/Franklin Templeton Income Fund

Portfolio Composition†:

Energy	17.7%
Utilities	13.8
Consumer Discretionary	10.4
Materials	9.7
Financials	8.5
Information Technology	7.4
Health Care	6.8
Industrials	6.7
Telecommunication Services	6.6
Consumer Staples	2.6
Short Term Investments	9.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Franklin Templeton Income Fund underperformed its primary benchmark by posting a return of 3.19% for Class A Shares compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund also underperformed its blended benchmark return of 9.85% for the 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

During 2014, equities performed well driven by modest earnings growth and U.S. economic and employment growth. Utilities stocks were buoyed by declining long term interest rates and stable returns and growth generated by many electric and multi utilities. Individual utilities contributors included electric and natural gas company PG&E Corp. and integrated utility Duke Energy Corp. Semiconductor giant Intel Corp. largely benefited from improved demand for personal computers. Financials holdings Wells Fargo & Co. and Bank of America Corp. helped results largely because of improved loan growth.

Equity detractors were concentrated in energy and materials due largely to greater supply and reduced demand for commodities. Collapsed crude oil prices weighed on share prices for oil related companies, particularly BP Plc – ADR, Chevron Corp. and Cobalt International Energy Inc., a new holding. Within materials, our holdings in mining companies such as Rio Tinto Plc – ADR, BHP Billiton Plc and Freeport-McMoRan Copper & Gold Inc. hindered performance.

The primary contributor to fixed income returns was the favorable environment for long term interest rates. The decline in long term interest rates during the year enabled many high yield corporate bonds to generate positive total returns. Communications holdings Charter Communications Inc. and Cablevision Systems Corp. benefited from demand for video and data services and iHeart Communications, Inc. improved its liquidity and financial positioning. Technology positions were led by First Data Corp. and Freescale Semiconductor Inc.

Many fixed income energy companies were hurt by lower commodity prices. Investor concerns regarding the long term viability of highly leveraged producers weighed on Energy XXI Gulf Coast Inc., Samson Investment Co. and Sandridge Energy Inc. Basic industry holdings,

JNL/Franklin Templeton Funds (continued) Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Income Fund (continued)

particularly those engaged in coal mining, slumped as reduced demand pressured pricing. Among these, Peabody Energy Corp., Alpha

Natural Resources Inc. and Arch Coal Inc. detracted from results.

Although the Fund was more weighted toward equities at year end, the underperformance of fixed income and wider spreads enabled the Fund to purchase corporate bonds, mainly in communications and electric utilities.

JNL/Franklin Templeton Global Multisector Bond Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-0.45%
Since Inception	6.80%
(Inception date December 12, 2011)

Average Annual Total Returns* for Class B Shares
1 Year	-0.24%
Since Inception	7.01%
(Inception date December 12, 2011)

JNL/Franklin Templeton Income Fund (Class A)

[1]

Effective April 28, 2014, the Fund changed its primary benchmark from the S&P 500 Index to the Barclays U.S. Aggregate Bond Index because the Barclays U.S. Aggregate Bond Index better reflects the Fund’s primary investment objective to maximize income while maintaining prospects for capital appreciation.

Average Annual Total Returns for Class A Shares
1 Year	3.19%
5 Year	8.80%
Since Inception	5.51%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 Year	3.37%
5 Year	9.00%
Since Inception	5.72%
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Franklin Templeton Funds Franklin Templeton Institutional, LLC (Unaudited)

Market Summary: The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve ended its asset purchase program in October while keeping interest rates low. The UK economy grew relatively well, but Eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the year amid a generally accommodative monetary policy environment and continued strength in corporate earnings.

In several emerging markets (“EM”), economic growth generally moderated. EM stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many EM currencies depreciated against the U.S. Dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. Dollar.

JNL/Franklin Templeton International Small Cap Growth Fund

Portfolio Composition†:

Industrials	28.4%
Financials	23.6
Consumer Discretionary	19.6
Consumer Staples	8.4
Materials	4.6
Information Technology	3.7
Health Care	1.7
Energy	0.9
Utilities	0.1
Investment Companies	0.3
Short Term Investments	8.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Franklin Templeton International Small Cap Growth Fund underperformed its benchmark by posting a return of -9.42% for Class A shares compared to -4.95% for the MSCI EAFE Small Cap Index.

Performance relative to the benchmark benefited from the Fund having no energy exposure as that sector underperformed resulting from falling oil prices. A few financials positions con-

tributed to relative performance, including insurers Fairfax Financial Holdings Ltd. (Canada) and Direct Line Insurance Group Plc (“Direct Line”) (U.K.), both of which are not part of the index. Valmet Corp. (“Valmet”), a Finnish technology provider to the energy and paper industries, also boosted performance. In contrast, stock selection and underweightings in industrials and consumer staples hindered relative performance, including positions such as outsourcing and technology consultant Serco Group Plc (“Serco”) (U.K.) and alcoholic beverage producer C&C Group Plc (Ireland). Stock selection in consumer discretionary weighed on performance, including the Fund’s position in French boat manufacturer Beneteau SA.

Exposure to Canada, which is not part of the index, an overweighting in the U.S., no exposure to Australia and Norway, and positioning in Belgium aided relative performance. In contrast, stock selection in Japan and Europe, particularly in the UK, France and Ireland, hurt relative performance. An underweighting in Denmark and no exposure to New Zealand also weighed on relative returns. During the year, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non U.S. currency exposure lost value as the U.S. Dollar rose.

New purchases included Kennedy Wilson Europe Real Estate Plc, a UK listed REIT, and Valmet and Serco, mentioned above. The Fund added to its position in TNT NV, among others. The Fund eliminated its position in JUMBO SA after strong returns and share price appreciation in recent years. The Fund also sold positions in Direct Line, also mentioned above, and in Experian Plc, given concerns about its future growth prospects.

During 2014, we felt Europe’s weakness was likely exacerbated by geopolitical tensions in Russia and Ukraine. We believe stocks in Europe generally have been cheap, corporate earnings have recovery potential and support remains from reforms, monetary easing, a weaker Euro and lower oil prices. Overall, we will seek to use intermittent price weakness for opportunistic bargain hunting across diverse markets for companies we believe offer strong risk/reward profiles over the next five years.

JNL/Franklin Templeton International Small Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-9.42%
5 Year	9.52%
Since Inception	1.27%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-9.22%
5 Year	9.73%
Since Inception	1.49%
(Inception date December 3, 2007)

Franklin Templeton Institutional, LLC assumed portfolio management responsibility on May 3, 2010.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Franklin Mutual Advisers, LLC (Unaudited)

Market Summary: The global economy grew moderately during 2014. U.S. economic growth trends were generally encouraging as economic activity expanded. The U.S. Federal Reserve Board ended its asset purchase program in October while keeping interest rates low. The UK economy grew relatively well, but Eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the year amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets (“EM”), economic growth generally moderated. EM stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many EM currencies depreciated against the U.S. Dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. Dollar.

JNL/Franklin Templeton Mutual Shares Fund

Portfolio Composition†:

Financials	19.3%
Health Care	14.1
Consumer Discretionary	12.8
Information Technology	12.4
Consumer Staples	10.3
Energy	9.2
Materials	4.2
Industrials	4.2
Telecommunication Services	2.9
Utilities	1.7
Government Securities	0.2
Short Term Investments	8.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Franklin Templeton Mutual Shares Fund underperformed its benchmark by posting a return of 7.30% for Class A shares compared to 13.69% for the S&P 500 Index.

The Fund follows our distinctive value investment approach, without regard to the benchmark index.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non U.S. Dollar investments; the hedges had a positive impact on the Fund’s performance during the year.

Top contributors to Fund performance included technology leader Apple Inc. (Apple), Israel-based Teva Pharmaceutical Industries Ltd. – ADR (“Teva”) and retailer Kroger Co. (“Kroger”). Strong iPhone sales, an enhanced share repurchase program, an increased dividend and a seven for one stock split drove Apple shares higher during the year. Teva shares benefited from the U.S. Supreme Court’s agreement to hear a patent appeal related to the company’s profitable multiple sclerosis drug, Copaxone. The delay in generic competition gave Teva the chance to convert more U.S. patients to its new Copaxone formulation and potentially retain a higher portion of the franchise once the patent expires. Kroger shares gained as the company reported strong quarterly profits and raised its fiscal year 2014 earnings outlook, driven in part by the completion of its Harris Teeter Supermarkets, Inc. acquisition in January.

In contrast, some holdings detracted from Fund performance. Key detractors included Switzerland based offshore drilling company Transocean Ltd. (“Transocean”), copper and gold miner Freeport-McMoRan Copper & Gold Inc. (“Freeport-McMoRan”) and UK based retailer Tesco Plc (“Tesco”). Transocean shares declined as plunging oil prices in the second half of 2014 led oil companies to push back projects, left several new rigs without contracts and increased potential downtime between jobs for existing rigs. Falling commodity prices, including copper and gold, pressured Freeport-McMoRan shares in 2014. In addition, the Indonesian government’s imposition of a new mining related tax and regulatory policies and reduced production following a fatal accident at Freeport-McMoRan’s Grasberg mine hurt the share price. Tesco shares fell sharply after the company lowered profit guidance for its flagship UK operations, cut its dividend and suspended four senior executives over accounting irregularities.

At year end, equities remained the core of the Fund. At the sector level, weightings in energy, utilities and consumer staples decreased while weightings of health care, consumer discretionary and information technology holdings increased during the year. Consistent with its investment strategy, the Fund maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

JNL/Franklin Templeton Mutual Shares Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	7.30%
5 Year	11.62%
Since Inception	4.00%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	7.49%
5 Year	11.86%
Since Inception	4.21%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Franklin Advisory Services, LLC (Unaudited)

Market Summary: The U.S. economy continued to grow during 2014, underpinned by manufacturing activity, consumer and business spending, federal defense spending and a narrower trade deficit helped by lower oil imports. Home sales experienced some weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013. Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (“Fed”) began reducing its bond purchases $10 billion a month and ended the buying in October. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward year end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Investor confidence grew during the year as corporate profits rose and the economy generally strengthened. The market endured sell offs when many investors reacted to political instability in certain emerging markets, crisis in Ukraine and the Middle East, weakness in Europe and Japan and moderating economic data in China. U.S. stocks rose overall for the year as the S&P 500 Index and Dow Jones Industrial Average reached all time highs.

JNL/Franklin Templeton Small Cap Value Fund

Portfolio Composition†:

Industrials	29.8%
Consumer Discretionary	19.8
Materials	16.6
Financials	10.7
Energy	7.1
Health Care	4.9
Consumer Staples	2.4
Information Technology	1.8
Short Term Investments	6.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Franklin Templeton Small Cap Value Fund underperformed its benchmark by posting a return of 0.15% for Class A shares compared to 7.11% for the Russell 2500 Value Index.

The Fund employs bottom-up stock selection and the managers invest without regard to benchmark comparisons.

Stock selection in information technology aided performance relative to the benchmark, while a lack of exposure to income generating sectors, such as utilities and real estate investment trusts detracted. Contributors included Trinity Industries Inc. (“Trinity”), a railcar manufacturer, which benefited from strong demand for crude oil carrying railcars caused by a surge in domestic energy production. Protective Life Corp. (“Protective”), another contributor, was the subject of an all cash takeover by Dai-ichi Life Insurance Company, Ltd. at a 34% premium to Protective’s then share price. In addition, STERIS Corp., a health care sterilization equipment manufacturer and services provider, reported strong sales and adjusted earnings growth driven by increased organic demand and prior acquisitions. Detractors included three energy related companies: Civeo Corp., Unit Corp. and Tidewater Inc. which were negatively impacted by the substantial drop in energy prices since mid 2014.

New positions included Axiall Corp., Maple Leaf Foods Inc., Minerals Technologies Inc. and

GrainCorp Ltd. The Fund added to positions including H.B. Fuller Co., Astec Industries Inc. and Carpenter Technology Corp. The Fund sold Trinity, Protective and Harman International Industries Inc. and reduced positions in Kennametal Inc., EnPro Industries Inc. and Group 1 Automotive Inc., among others. The acquisition of Schawk Inc. (“Schawk”) was announced at a 36% premium to Schawk’s then share price and the Fund sold the position before the deal was completed.

The Fund invests in small cap companies we believe are selling below their underlying worth. Our strategy is to buy and hold fundamentally sound companies for five years or more. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons and aim for long term results. We are confident that over time the market will provide opportunities to execute our strategy with success.

JNL/Franklin Templeton Small Cap Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.15%
5 Year	14.33%
Since Inception	8.12%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 Year	0.36%
5 Year	14.56%
Since Inception	8.33%
(Inception date May 2, 2005)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds Goldman Sachs Asset Management, L.P. (Unaudited)

Market Summary: The S&P 500 Index declined 0.25% in December, but finished the fourth quarter up 4.93% and gained 13.69% for the year as a whole. Diverging global economies, strong merger and acquisition (“M&A”) activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the year, particularly compared to other developed markets, which helped fuel U.S. corporate earnings growth and strong equity returns. Furthermore, the decline in unemployment to 5.6% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of the year from exceptionally low levels mid year, but the S&P 500 Index had no more than three consecutive down days during 2014, a feat not seen since 1928. M&A activity rose to its highest annual level since 2007, largely due to transactions within information technology and health care, which handily outperformed the broader market. Following the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and utilities also outperformed the broader market. Energy sector underperformed during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices.

Market activity in 2014 defied expectations, with a series of unexpected events suppressing yields despite widespread predictions that interest rates would rise as U.S. markets continued to recover from the global recession. A colder than expected winter with inclement weather led to weak first quarter economic data, causing U.S. Treasury yields to fall markedly. The housing market bounced back over the year as the weather improved, with non-agency mortgage backed securities leading a second quarter rally across most fixed income sectors. The year saw about 4% home price appreciation alongside other positive shifts in housing market indicators, suggesting a tempered but stable housing market recovery. Despite this and other strong economic data pointing to the growing health of the U.S. economy, U.S. Treasury yields continued to fall over the year. The Federal Open Market Committee raised the U.S. Federal Reserve’s (“Fed”) interest rate projections through the year as improving labor market and housing data supported a theme of domestic growth. Recent Fed statements suggest interest rate hikes will begin in June or September 2015. In a chaotic year for the emerging markets (“EM”) space, deescalating tensions between Russia and Ukraine benefited the sector over the first quarter, but renewed conflicts in both Eastern Europe and the Middle East through the end of summer and beginning of fall led the sector to underperform over the subsequent quarters. Volatility surged in October, causing oil prices to drop nearly 50% from their June highs over the remainder of the year. Declining oil prices have been crippling for oil exporters, particularly Venezuela and Russia, but weak oil markets have been a boon to oil importing countries. In an expression of greater consumer spending power, the U.S. saw its annualized third quarter gross domestic product (“GDP”) growth revised upward from 3.9% to 5.0%.

Local EM debt returned -5.72%, as measured by JPMorgan GBI EM Global Diversified Index, in 2014, with currencies once again taking the brunt of the sell off, while rates provided a buffer. The first quarter’s returns were positive as the index returned 1.90%, comprising 0.60% from local rates and 1.30% from currency appreciation versus the U.S. Dollar. Indonesia outperformed driven by significant investment flows and strong currency performance. Russia underperformed amid escalating political tensions and the depreciating Russian Ruble. In the second quarter, the index returned 4.02%, comprising 2.16% from local rates and 1.86% from currency appreciation versus the U.S. Dollar. While EM local currency debt lagged hard currency debt performance, it remained one of the top performing fixed income asset classes. Investor sentiment towards EM improved throughout the first half of the year in a supportive environment for carry trades, characterized by low market volatility and low developed market rates.

In the third quarter, local currency debt was buffeted by a surging U.S. Dollar and declining commodity prices. The latter have suffered in part on the back of the same greenback strength and, in part, on excess supply in various commodities (e.g., wheat, soy, corn). A sell off in U.S. rates over the first half of September – while reversed towards the second half of the month – helped accelerate the U.S. Dollar rally that lasted well into month end. Fourth quarter saw the index return -5.71%, comprising 1.03% from local rates and -6.74% from currency depreciation versus the U.S. Dollar. Performance has been driven by continued foreign exchange depreciation with, in our view, disproportionate focus on the causes of the EM foreign exchange sell off.

JNL/Goldman Sachs Core Plus Bond Fund

Portfolio Composition†:

Government Securities	36.5%
U.S. Government Agency MBS	21.6
Financials	11.8
Non-U.S. Government Agency ABS	11.0
Consumer Discretionary	3.8
Telecommunication Services	2.3
Health Care	2.1
Energy	2.1
Consumer Staples	1.9
Industrials	0.8
Materials	0.8
Utilities	0.5
Information Technology	0.3
Short Term Investments	4.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Goldman Sachs Core Plus Bond Fund underperformed its benchmark by posting a return of 5.40% for Class A shares compared to 5.97% for the Barclays U.S. Aggregate Bond Index.

Despite economic growth, a short U.S. duration position detracted from results as rates fell over the year, triggered by periods of extreme weather, geopolitical tensions and market volatility. Our country strategy outperformed over the year, benefiting from a long Europe versus short U.S. trade and long positioning in Europe’s peripherals versus the core. Currency strategies also generated excess returns, driven by shorts in the Swiss Franc, Euro and Russian Ruble. Within cross sector positioning, overweight exposures to corporate credit and non-agency mortgage-backed securities (“MBS”) contributed to returns. Security selection drove overall outperformance, due to excess returns in the securitized sector. Non-agency mortgage asset-backed securities generated a majority of excess returns, with holdings of agency passthroughs and adjustable-rate mortgages further bolstering performance. Selections within corporate credit also added to returns, partly due to underweight exposure to longer dated maturities. Selections of emerging market debt detracted from performance, particularly due to holdings in Russia and an underweight to China. The Fund closed 2014 short U.S. duration, overweight corporate credit and underweight agency MBS.

The Fund held derivatives during the year. Derivatives allow for managing interest rate, credit and currency risks more effectively as part of hedging activity and in applying active investment views. Derivatives can offer greater versatility and efficiency, as well as allow for enhanced precision in risk management. Derivatives were used in several capacities over the year as part of the Fund’s overall investment strategy, including managing duration/yield curve and cross sector positioning.

The global economy appears to be diverging, with the U.S. enjoying strong growth as Europe cuts interest rates and battles low inflation and Japan employs added quantitative easing after realized growth fell short of modest projections. The U.S. saw GDP increase to a 5.0% annual rate during the third quarter, exceeding the expected 3.9% and marking the largest gain in more than a decade. Strong consumer spending has bolstered domestic growth, with oil prices below $50 per barrel increasing household spending power.

JNL/Goldman Sachs Funds (continued) Goldman Sachs Asset Management, L.P. (Unaudited)

Portfolio Composition†:

Government Securities	57.2%
Credit Linked Structured Notes	10.1
Financials	6.7
Energy	4.7
Utilities	3.7
Industrials	3.1
Telecommunication Services	2.6
Consumer Staples	1.9
Materials	1.4
Consumer Discretionary	1.2
Short Term Investments	7.4

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Goldman Sachs Emerging Markets Debt Fund outperformed its primary benchmark by posting a return of -4.94% for Class A shares compared to -5.72% for the JPMorgan GBI EM Global Diversified Index. The Fund underperformed its blended benchmark return of -3.09% for the 75% JPMorgan GBI EM Global Diversified Index and 25% JPMorgan CEMBI Broad Diversified Index.

Contributors to performance included overweights to Mexican, Colombian and Brazilian local rates over the year. Additionally, active currency positioning in the Euro, which we have used as a funding currency for long emerging

JNL/Goldman Sachs Emerging Markets Debt Fund

market (“EM”) positions contributed to returns, as did our tactical positioning in the Russian Ruble. Detractors included our active interest rate duration positioning. The Fund’s underweight position in the South Korean local rates detracted from results, as did an overweight to the Polish Zloty on the currency side.

Average credit rating of the Fund changed from BBB to BBB-, driven by lower allocations to U.S. Treasuries and cash. Russia entered the year with a 10% weight in the JPMorgan GBI EM Global Diversified Index. Between subsequent reduction to make room for an increased weight for Colombia and the decline in its asset prices, the country was just over 4% of the index at the end of 2014. Colombia has gone from 3.4% of the index at the end of 2013 to roughly 7.4%.

In our view, local debt at a 6.50% yield remains compelling and currencies – without ruling out further volatility in first quarter – have a year to regain composure. We believe some stability in oil prices will be key, even if at lower levels, as it will give the market the requisite breathing room to evaluate the EM landscape.

We are positioned with an overweight in the Turkish Lira and an underweight in the Colombian Peso, both trades driven by impact of lower oil prices. We have also maintained a large overweight in Brazilian local interest rates following the Presidential elections in October.

Additionally, the Fund holds an overweight exposure to the Indian Rupee following Prime Minister Modi’s election victory earlier in the year.

The Fund held derivatives during the year. We do not employ derivatives to gain leverage. The use of derivatives allows us to manage interest rate, credit and currency risks more effectively by allowing us to both hedge and apply active investment views with greater versatility. They also afford greater risk management precision. Derivatives allow us to efficiently access desired markets, hedge unwanted risks and generally manage the spectrum of portfolio risks. Currency forwards are employed to gain currency exposure or hedge non base currency exposures back to base currency. Interest rate swaps and total return swaps may be employed to hedge risk and/or gaining exposure to illiquid or high transaction cost local markets. Credit linked notes and global depositary notes provide means to gain synthetic exposure to local debt issued by emerging market countries, where investing in cash bonds is punitive for foreign investors. Credit default swaps are used to express our view on a credit and to manage credit exposure. Derivatives are used by the Fund as they are the most liquid and cost effective means of managing portfolio risk or gaining local market exposure as part of our security selection process.

JNL/Goldman Sachs Mid Cap Value Fund

Portfolio Composition†:

Financials	28.4%
Consumer Discretionary	14.4
Information Technology	11.4
Industrials	9.0
Health Care	8.7
Utilities	7.1
Consumer Staples	6.3
Materials	5.7
Energy	4.1
Short Term Investments	4.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Goldman Sachs Mid Cap Value Fund underperformed its benchmark by posting a return of 13.13% for Class A shares compared to 14.75% for the Russell Midcap Value Index.

For 2014, consumer discretionary and utilities were the two largest detracting sectors from the Fund’s performance, whereas consumer staples and materials were the two top contributing sectors. Southwestern Energy Co. and Triumph Group Inc. were the two largest detractors from performance. Green Mountain Coffee Roasters Inc. and Kroger Co. were the two top contributors.

During the year we initiated positions in Gap Inc. and CIGNA Corp. and eliminated positions in Agilent Technologies Inc. and Aetna Inc.

As we enter 2015, we continue to believe U.S. equities have further upside potential as the U.S. economy accelerates. While we acknowledge that potential headwinds remain, we ultimately remain constructive on the direction of U.S. equity markets. We are optimistic on the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. GDP, could benefit from the combination of low energy prices and a strong U.S. Dollar. Furthermore, we believe that an acceleration in earnings growth could continue in the U.S. as the country is less exposed to weaker segments of the global economy given its lower reliance on exports. We believe stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on long term Fund outperformance.

JNL/Goldman Sachs Funds (continued) Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs U.S. Equity Flex Fund

Long Investments Portfolio Composition†:

Consumer Discretionary	20.4%
Information Technology	19.3
Financials	16.0
Health Care	13.7
Consumer Staples	8.6
Industrials	8.1
Energy	6.1
Materials	1.7
Telecommunication Services	1.6
Utilities	1.3
Short Term Investments	3.2

Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Consumer Discretionary	23.0%
Information Technology	22.6
Financials	15.2
Consumer Staples	9.9
Health Care	9.3
Energy	8.1
Industrials	6.5
Utilities	2.7
Materials	1.4
Telecommunication Services	1.3

Total Short Investments	100.0%

† Total Long Investments represent 125.3% of net assets and Total Short Investments represent (24.1%) of net assets as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Goldman Sachs U.S. Equity Flex Fund outperformed its benchmark by posting a return of 13.93% for Class A shares compared to 13.69% for the S&P 500 Index.

For 2014, health care and consumer staples were the Fund’s two top contributing sectors to performance, whereas consumer discretionary and industrials were the two largest detractors. Green Mountain Coffee Roasters Inc. and Kroger Co. were the two top contributors to performance. Southwestern Energy Co. and SFX Entertainment Inc. were the two largest detractors.

During the year we initiated positions in Medtronic Inc. and Cisco Systems Inc. and eliminated positions in Oracle Corp. and Textron Inc.

As we enter 2015, we continue to believe U.S. equities have further upside potential as the U.S. economy accelerates. While we acknowledge that potential headwinds remain, we ultimately remain constructive on the direction of U.S. equity markets. We are optimistic on the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. GDP, could benefit from the combination of low energy prices and a strong U.S. Dollar. Furthermore, we believe that an acceleration in earnings growth could continue in the U.S. as the country is less exposed to weaker segments of the global economy given its lower reliance on exports. We believe stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on long term Fund outperformance.

JNL/Goldman Sachs Core Plus Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	5.40%
5 Year	5.15%
10 Year	4.81%

Average Annual Total Returns for Class B Shares
1 Year	5.59%
5 Year	5.33%
10 Year	5.02%

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds (continued) Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Emerging Markets Debt Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-4.94%
5 Year	3.08%
Since Inception	5.36%
(Inception date October 6, 2008)

Average Annual Total Returns* for Class B Shares
1 Year	-4.73%
5 Year	3.28%
Since Inception	5.56%
(Inception date October 6, 2008)

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	13.13%
5 Year	15.55%
Since Inception	9.32%
(Inception date May 2, 2005)

Average Annual Total Returns* for Class B Shares
1 Year	13.33%
5 Year	15.79%
Since Inception	9.55%
(Inception date May 2, 2005)

JNL/Goldman Sachs U.S. Equity Flex Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	13.93%
5 Year	12.18%
Since Inception	5.22%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	14.20%
5 Year	12.40%
Since Inception	5.44%
(Inception date January 16, 2007)

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on October 11, 2010.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Invesco Funds Invesco Advisers, Inc. (Unaudited)

Market Summary: The continued “good but not great” economic environment and historically low interest rates led U.S. equity markets higher during 2014. The U.S. economy continued along a slow growth path and the U.S. Federal Reserve (“Fed”) continued to reduce monthly purchases of securities (quantitative easing) throughout 2014, finally ending all purchases by October. In the early months of 2014, equity markets turned more volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers and sentiment, but only for a while and corporate earnings bounced back and were generally strong through the year. Stocks rallied through the summer, with the S&P 500 Index surpassing the 2,000 level by the end of August despite upheaval in Ukraine and signs of economic sluggishness in China. As investors wrestled with the evidence that U.S. growth appeared to be on stronger footing than the rest of the world, in mid September the price of oil began a freefall, along with U.S. equities. Despite the unknown economic impact of significantly lower oil prices for an unforeseeable period, equity markets stabilized and recovered even through a subsequent December sell off to end the year on a positive note overall.

While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the Fed reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and Eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth. Advanced economies such as the UK and the U.S. saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the Eurozone may be positive for European equity markets, but we have yet to see evidence of any significant earnings recovery coming through. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Equity market performance in emerging mar-

kets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong gains.

Diverging trends in economic growth and monetary policy prospects across the globe became more established in 2014. The U.S. and the UK remain on their generally positive trajectory, with further improvements noted in labor markets and domestic demand. Towards the end of the year, U.S. gross domestic product (“GDP”) growth surpassed expectations, posting the highest level of growth in five years. Conversely, weakness in continental Europe, the return of recessionary conditions in Japan, moderating growth in Australia and concerns over the growth path for China provide evidence of more challenging conditions. The deflationary impact from lower oil prices has offered the Fed scope to suggest that the zero rate for Fed funds will continue for a longer period. U.S. bond yields moved lower and more deliberate guidance from the European Central Bank regarding the prospects for quantitative easing in 2015 had the same effect on European bond yields.

Listed real estate generally outperformed broader equity markets for the year, led by U.S. real estate investment trusts (“REITs”). Fundamental trends in real estate remain generally positive. Investment demand for commercial real estate remains unabatedly strong. In weaker economies, real estate’s long term income appears relatively attractive. In stronger economies, the benefits of GDP growth and limited supply of newly developed assets are reflected in investors’ ability to build positive rental and occupancy growth into their investment underwriting. The increasing availability of debt financing is also boosting private real estate investment markets. In the listed markets, investment demand is demonstrated in continued public offerings and mergers and acquisitions activity, which included new listings in the U.S. and China and further merger activity among the German residential companies.

JNL/Invesco Global Real Estate Fund

Portfolio Composition†:

Retail – REITS	19.2%
Diversified – REITS	16.8
Specialized – REITS	16.0
Real Estate Operating Companies	15.6
Office – REITS	11.2
Residential – REITS	8.9
Real Estate Services	4.8
Industrial – REITS	4.0
Short Term Investments	3.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Invesco Global Real Estate Fund underperformed its benchmark by posting a return of 15.03% for Class A shares compared to 15.89% for the FTSE EPRA/NAREIT Developed Real Estate Index.

Security selection in the U.S., Hong Kong and Germany were key relative contributors. An overweight in Germany and a lack of exposure in Switzerland and Spain was also beneficial. A minor allocation to cash was the largest relative detractor. Additionally, security selection and overweight exposure in Japan, security selection in Australia and overweight exposure in Sweden also detracted.

Top contributors included AvalonBay Communities Inc. (“AvalonBay Communities”) and Health Care REIT Inc. (“Health Care”). AvalonBay Communities owns and manages distinctive apartment homes in key coastal U.S. markets and has above average earnings growth prospects. Health Care, a U.S. REIT which focuses on senior housing and medical office buildings, has an above average dividend yield and above average growth prospects relative to peers based on a combination of accretive acquisitions and results from its senior housing platform.

Top detractors were large cap Japanese real estate developer stocks Mitsui Fudosan Co. Ltd. (“Mitsui Fudosan”) and Sumitomo Realty & Development Co. Ltd. (“Sumitomo Realty & Development”). Mitsui Fudosan owns and manages office space throughout prime areas of central Tokyo, is a top tier residential developer with a well located land bank and has a growing retail mall portfolio. Sumitomo Realty &

Development is primarily focused on office buildings and housing and operates in four business segments, including property leasing and management, development and sales, construction and remodeling and real estate brokerage.

Real estate securities valuations currently appear fair by longer term standards, given a relatively attractive yield and solid, fundamentally driven earnings growth prospects. With generally healthy balance sheets and access to multiple sources of investment capital, most listed real estate companies are now focused on generating income or capital value growth. The opportunity to undertake development activity is now available to many companies who have stronger balance sheets and exposure to under supplied real estate markets. Overall, we maintain a bias toward companies with higher quality assets, supply constrained real estate markets, generally lower leveraged balance sheets, and in an environment where risk free rates may continue to modestly rise over the mid term companies with above average earnings growth prospects.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco International Growth Fund

Portfolio Composition†:

Consumer Discretionary	23.2%
Financials	17.2
Information Technology	14.7
Industrials	9.9
Health Care	8.7
Consumer Staples	8.4
Energy	5.1
Materials	3.1
Utilities	0.7
Short Term Investments	9.0

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Invesco International Growth Fund outperformed its benchmark by posting a return of 0.24% for Class A shares compared to -2.65% for the MSCI All Country World ex USA Growth Index.

In this environment, we continued to construct the Fund with a bottom-up approach, selecting stocks on an individual basis. Positive stock selection helped the Fund outperform the benchmark during the year.

At the sector level, stock selection in health care was the leading contributor to relative outperformance versus the benchmark. Specifically, Fund holdings in the pharmaceuticals industry contributed to relative outperformance in the sector. Stock selection and overweight exposure in information technology (“IT”) also contributed to relative performance. Stock selection in financials and stock selection along with underweight exposure to materials contributed to relative performance as well.

In broad geographic terms, Fund exposure in the European and Asia/Pacific regions were the primary driver of relative results due to strong stock selection. Top country level contributors were the UK, Singapore and Ireland. In each country stock selection was the primary driver.

In contrast, Fund holdings in consumer discretionary were the leading detractor from relative performance. Holdings in the auto components and apparel and luxury goods industries hurt relative performance. Fund exposure in consumer staples and utilities also detracted from relative performance.

Geographically, Fund exposure in Hong Kong was the largest detractor from performance versus the benchmark. Fund exposure in Germany and Canada hurt relative performance as well.

As mentioned above, stock selection in the Fund is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the Fund’s overall profile. The Fund ended the year with meaningful overweight exposure (relative to the style specific benchmark) to consumer discretionary, IT and health care. While the Fund had meaningful underweight exposure to materials, financials and telecommunication services.

With market volatility likely to continue for some time, our focus remains on ensuring that the Fund is comprised of high quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced earnings quality valuation focused approach may help deliver attractive returns over the long term.

JNL/Invesco Large Cap Growth Fund

Portfolio Composition†:

Information Technology	31.4%
Consumer Discretionary	23.8
Health Care	18.1
Industrials	7.4
Financials	4.9
Energy	4.6
Consumer Staples	3.2
Materials	2.4
Telecommunication Services	0.9
Short Term Investments	3.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Invesco Large Cap Growth Fund underperformed its benchmark by posting a return of 8.33% for Class A shares compared to 13.05% for the Russell 1000 Growth Index.

The Fund outperformed its benchmark in a number of sectors due to positive stock selection, especially in consumer discretionary and health care. However, underperformance in telecommunication services and industrials offset the positive effects from other sectors.

In telecommunication services, underperformance resulted from the impact of Sprint Corp., which was the largest detractor from Fund performance during the year. Speculation about a strategic merger had been building enthusiasm in the stock for a while but during the year, merger efforts were put on hold, disappointing investors. Additionally, company management restructured pricing to make it easier for users to understand and offered incentives to attract new subscribers, both of which impacted near term revenues for the company.

In industrials, engineering and construction company Jacobs Engineering Group Inc., reported disappointing mid 2014 results, including the write off of certain European projects they had acquired through the purchase of another company. Fluor Corp., another engineering and construction company also reported growth which disappointed investor expectations and impacted performance.

The Fund outperformed by the widest margin in the consumer discretionary sector driven by positive stock selection. Lowe’s Cos. Inc.

reported continued growth in revenues and earnings through the year as well as a favorable outlook into future growth. DISH Network Corp. (“Dish”) was another solid contributor, benefitting from solid subscriber growth, industry consolidation and growing recognition of the value of Dish’s ‘downlink’ focused spectrum.

In health care, one of strongest contributors to performance was Gilead Sciences Inc. whose launch of Sovaldi as an effective treatment for the Hepatitis C virus was an enormous success. Another contributor during the year was biotechnology company Celgene Corp., which had positive developments in its cancer treatment pipeline and benefitted from favorable resolution to an intellectual property hearing.

Fund positioning at year end included a significant underweight in consumer staples where stock valuations appear elevated relative to growth prospects and more attractive stable growth stocks are available in other sectors, especially through certain consumer discretionary and health care stocks.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Mid Cap Value Fund

Portfolio Composition†:

Financials	25.8%
Industrials	18.1
Information Technology	12.4
Health Care	11.3
Consumer Discretionary	9.4
Energy	4.4
Materials	4.1
Utilities	3.0
Consumer Staples	2.5
Telecommunication Services	2.3
Short Term Investments	6.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Invesco Mid Cap Value Fund underperformed its benchmark by posting a return of 9.25% for Class A shares compared to 14.75% for the Russell Mid Cap Value Index.

Stock selection in consumer discretionary was the largest detractor from the Fund’s relative and absolute return. Performance in the sector was driven primarily by specialty retailers, Ascena Retail Group Inc. (“Ascena”) and Express Inc. Ascena was the largest detractor, as weakness in sales at two of its store chains, Justice and Lane Bryant led to disappointing earnings. Stock selection and an underweight position in financials was another detractor from relative results. Performance was negatively impacted by the Fund’s substantial underexposure to REITs relative to the benchmark. REITs comprise a large portion of the sector within the Index, and these securities had double digit returns, outperforming both the financials sector and the overall Index. Similarly, the Fund’s underweight in utilities detracted from relative returns, as utilities was one of the best performing sectors for the year. However, the sector contained one of the Fund’s top contributors, Edison International.

In the latter half of the year, energy stocks came under pressure due to rapidly falling oil prices; however, despite a negative absolute return, stock selection within the sector was the largest positive contributor to the Fund’s relative performance. Telecommunications services also had a positive impact on performance. Within the sector, tw telecom inc. (“tw telecom”), was the Fund’s top contributor for the year. In June, Level 3 Communications Inc. entered into an agreement to acquire tw telecom at a premium, and as such, tw telecom’s stock rose sharply.

Over the course of the year, we increased exposure to information technology, financials, health care and industrials, and decreased exposure to consumer discretionary, energy, materials and consumer staples. At the end of the year, the Fund’s largest overweights versus the benchmark were in industrials and health care, while the largest underweights were in utilities and financials.

JNL/Invesco Small Cap Growth Fund

Portfolio Composition†:

Information Technology	25.4%
Health Care	20.1
Industrials	15.8
Consumer Discretionary	13.2
Financials	6.6
Energy	3.3
Materials	2.9
Telecommunication Services	1.4
Consumer Staples	1.3
Utilities	0.9
Short Term Investments	9.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Invesco Small Cap Growth Fund outperformed its benchmark by posting a return of 7.99% for Class A shares compared to 5.60% for the Russell 2000 Growth Index.

The Fund generated a solid positive return during the year, outpacing its benchmark due to positive stock selection across most sectors. The

Fund particularly outperformed in health care, consumer discretionary and industrials. These sectors more than offset underperformance in energy, where the Fund’s modest overweight exposure impacted performance as oil prices plummeted.

The Fund outperformed by the widest margin in health care due primarily to stock selection. InterMune Inc. was the Fund’s largest contributor during the year. During the year, the biotechnology company reported positive clinical trial results which were better than expected and confirmed efficacy of their key lung disease treatment. The stock outperformed on this news and then further appreciated when the company was subsequently acquired for a significant premium. Exact Sciences Corp. also contributed to performance based on the promising outlook for adoption of their non invasive screening tool for colorectal cancer.

The Fund also outperformed in consumer discretionary due to stock selection. Top contributors in this sector included Jack in the Box Inc. which reported strong sales and earnings growth throughout the year and Domino’s Pizza Inc., which benefitted from its investments in online and mobile technology to increase market share.

In the fall, the impact of unexpected new oil supply and decreased global demand outlooks hit oil markets simultaneously. As the commodity prices tumbled, energy stocks fell and were the worst performing sector of the index by a wide margin. The Fund underperformed in the sector primarily due to a modest overweight to energy stocks, however a few Fund stocks in particular did underperform. Oasis Petroleum Inc. and Laredo Petroleum Holdings Inc. are two exploration and production companies, both of whom are in earlier stages of converting their drilled wells into producing wells, which trailed the broader energy sector.

Positioning generally resembles the small cap growth market and is based on the investment process which keeps the Fund diversified by matching exposure to index industry groups within a moderate range and uses rigorous fundamental research to identify attractive individual stocks.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Global Real Estate Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	15.03%
5 Year	10.74%
Since Inception	7.01%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 Year	15.34%
5 Year	10.97%
Since Inception	7.23%
(Inception date May 2, 2005)

JNL/Invesco International Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.24%
5 Year	7.62%
10 Year	5.69%

Average Annual Total Returns for Class B Shares
1 Year	0.49%
5 Year	7.83%
10 Year	6.11%

Invesco Advisers, Inc. assumed portfolio management responsibility on December 3, 2007.

JNL/Invesco Large Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	8.33%
5 Year	13.26%
10 Year	6.81%

Average Annual Total Returns for Class B Shares
1 Year	8.50%
5 Year	13.49%
10 Year	7.03%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Mid Cap Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	9.25%
5 Year	12.34%
10 Year	6.35%

Average Annual Total Returns for Class B Shares
1 Year	9.47%
5 Year	12.55%
10 Year	6.49%

Invesco Advisers, Inc. assumed portfolio management responsibility on September 16, 2013.

JNL/Invesco Small Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares*
1 Year	7.99%
5 Year	17.19%
10 Year	9.52%

Average Annual Total Returns for Class B Shares*
1 Year	8.21%
5 Year	17.42%
10 Year	9.75%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Ivy Fund Ivy Investment Management Company (Unaudited)

Market Summary: U.S. equities closed a somewhat volatile year with gains after repeatedly reaching record highs in broad market indexes during the year. Global equities in general also finished the year slightly higher. Crude oil prices plunged worldwide late in the year to levels not seen since 2009 on forecasts of reduced global demand along with the Organization of the Petroleum Exporting Countries (“OPEC’s”) unwillingness to cut production. The decline pressured stocks globally and raised concerns that a sustained price tumble could stall economic growth in some regions in the coming year. Interest rates remained at historically low levels during the year. The U.S. Federal Reserve said late in the year that it is likely to hold rates near zero at least through the first quarter of 2015, noting it would be “patient” in its approach to raising rates. The European Central Bank indicated it would consider additional monetary stimulus to support the Eurozone, but took no action by year end. Central banks in Japan and China also took easing actions to stimulate their economies. U.S. economic indicators continued to show steady growth and remained the leader among developed countries. Economic growth forecasts for Europe were revised lower late in the year and raised concerns especially about countries on the periphery.

JNL/Ivy Asset Strategy Fund

Portfolio Composition†:

Information Technology	21.2%
Consumer Discretionary	16.3
Financials	9.0
Precious Metals	7.5
Health Care	7.5
Energy	6.6
Industrials	6.6
Consumer Staples	5.9
Materials	1.7
Short Term Investments	17.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Ivy Asset Strategy Fund underperformed its benchmark by posting a return of -4.04% for Class A shares compared to 13.69% for the S&P 500 Index.

The managers began the year with a cautious outlook given the unknown risks of an extended period of monetary policy which resulted in the reflation of asset prices. Based on this outlook, their investment process led them to use the

Fund’s flexibility to begin raising cash in 2013 and continued in 2014. They also maintained an elevated allocation to equities and viewed equity valuations as more attractive than other asset classes. They focused on increasing the Fund’s stock specific risk based on valuation spreads and factors they believed would be rewarded by the markets. This belief led to a significant overweight in consumer discretionary in the year, relative to the benchmark.

Exposure to the China focused gaming and media subsectors along with negative security selection meaningfully detracted from performance in the year. In China, a severe anticorruption campaign and decreased access to liquidity led to significant declines in gaming revenues and negatively affected the stocks. The managers reduced the weighting to the region throughout the year. They continue to believe there are investment opportunities benefitting from an increased number of emerging market consumers with rising incomes and an affinity for global brands, but think the prospects are not as numerous as has been the case historically.

Other detractors from performance compared to the benchmark were higher cash in a rising equity market; exposure to financials, particularly Japanese banks; and the Fund’s investment in gold. The managers believe holding a higher cash allocation in more volatile markets provides opportunities to benefit from mispricing in market corrections. Gold has been a long term holding in the Fund and the managers view it as a hard currency that is desirable in environments of negative real interest rates or rising inflation. Neither of those scenarios has yet developed.

Energy and telecommunications both contributed to performance relative to the benchmark. The Fund was able to outperform the benchmark in both, although both sectors were underweight in the year.

The derivatives usage through the year was relatively low and generally used to opportunistically increase exposure to equities. The contribution to performance from derivatives was virtually flat during the year.

JNL/Ivy Asset Strategy Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-4.04%
5 Year	7.16%
Since Inception	7.62%
(Inception date September 28, 2009)

Average Annual Total Returns for Class B Shares
1 Year	-3.80%
5 Year	7.36%
Since Inception	7.81%
(Inception date September 28, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan Funds J.P. Morgan Investment Management, Inc. (Unaudited)

Market Summary: Despite a bumpy ride, U.S. equity markets were able to extend their gains in the fourth quarter. The S&P 500 Index fell 5.49% in the quarter’s first two weeks, reaching a low of 1,862.49 on October 15 as investors feared that signs of a sharp reversal in the German economic outlook would increase the likelihood of the Eurozone falling back in recession. November was the strongest month of the quarter as investors focused on another record quarterly earnings season. Volatility again returned in early December as concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency and increasing political uncertainty in Greece triggered another sell off. Crude oil prices plummeted during the quarter, with crude oil futures falling 41.3%. Currently, there are no real signs that the supply/demand dynamics for crude will change quickly. While U.S. producers have announced lower capital spending plans, oil production is expected to increase into next year. The world’s major oil producing nations, such as Saudi Arabia, Russia and others, are continuing to reiterate their opposition to output reductions.

While investors grapple with deflation worries in Europe, moderating growth in China and skepticism about Japan’s ability to accelerate its economy, the U.S. expansion continues. Economic releases were quite robust in December as November vehicle sales and payroll employment exceeded expectations. The current strength of the U.S. economy was also confirmed as the final estimate of U.S. third quarter gross domestic product was an annualized rate of 5.0%, higher than the second estimate of 3.9%. As the dust settled, large cap stocks as represented by the S&P 500 Index gained 4.93%. Small cap stocks staged an impressive rebound as the Russell 2000 Index rose 9.73%

Investors entered the year with the widely held expectations of higher Treasury yields in 2014. Despite those expectations, longer maturity yields actually declined, helping all U.S. fixed income sectors produce positive total returns in 2014. A combination of lingering doubts about the domestic economy, concern over weaker global growth and a series of geopolitical quasi crises elevated Treasury prices and depressed U.S. yields for most of the year. The spread between two and 10-year Treasuries finished the year at 1.50%, down -116 basis points (“bps”) from the end of 2013. In addition, increasingly accommodative monetary policy from the Bank of Japan

(“BOJ”) and European Central Bank (“ECB”) likely contributed to an 8.2% rise in the U.S. Dollar since June. After an expansion of its balance sheet since 2008 of over $3.5 trillion, the U.S. Federal Reserve (“Fed”) ended its asset purchase program (third round of quantitative easing) and concluded that the costs of further balance sheet expansion outweigh the additional benefits to the broader economy. All told, 2014 was a good year for U.S. Dollar denominated assets. Both bonds and equities generally did well, although key commodities sold off, underscoring market concerns about global growth.

Volatility continued to vex equity markets as 2014 came to a close. In Japan, the BOJ expanded its own bond buying program and the Abe government announced it would delay a second increase in the national sales tax. ECB President Mario Draghi confirmed the bank’s intention to grow its balance sheet and possibly broaden its asset purchase program to include the purchase of government bonds. China cut interest rates. Strong economic numbers and corporate profit data in the U.S. provided additional fuel for the bounce back. The Fed promised to exercise patience in raising interest rates – this despite a surprisingly strong 5% jump in third quarter gross domestic product and the lowest unemployment rate in over six years. A similar scenario appears to be playing out in the UK, where, despite nearly five consecutive years of economic growth and the lowest unemployment rate since late 2008, the Bank of England has kept its base rate unchanged.

Energy performed poorly as new supplies, the Saudis’ refusal to curb production and weaker than expected demand in Asia and Europe caused oil prices to plummet to their lowest level in half a decade. In contrast, consumer discretionary stocks fared well on the back of expectations that lower energy prices would fuel consumer spending.

Emerging markets in aggregate fared only slightly worse than their developed counterparts although there was significant dispersion between markets. China posted a decent gain as monetary authorities cut rates and adopted other measures designed to boost lending in an effort to reinvigorate the economy. In contrast, more commodity dependent economies, such as Russia and Brazil suffered, weighed down by sharp declines of certain commodities, most notably oil and iron ore.

JNL/JPMorgan International Value Fund

Portfolio Composition†:

Financials	30.8%
Consumer Discretionary	13.5
Health Care	8.5
Industrials	8.0
Energy	8.0
Telecommunication Services	7.3
Materials	6.4
Consumer Staples	6.1
Information Technology	4.9
Utilities	4.0
Short Term Investments	2.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/JPMorgan International Value Fund underperformed its benchmark by posting a return of -10.54% for Class A shares compared to -5.39% for the MSCI EAFE Value Index.

Stock selection in telecommunication services and property detracted from relative returns,

while stock selection in transportation services and consumer cyclical and consumer non durable added value. Regionally, the combination of stock selection and an underweight in the Pacific Rim, as well as stock selection in continental Europe had a negative impact. Emerging markets exposure was the only contributor.

At the stock level, Electrolux AB (‘Electrolux”), the Swedish appliance maker, was a strong performer. The company boosted earnings for a third straight quarter. Operating income rose a higher than expected 29% year over year in the third quarter, fuelled by strong demand in the U.S., ongoing cost cuts that are boosting margins in Europe and a better product mix. Electrolux has spent a decade restructuring its business, enabling the company to improve margins and cash flow despite weak demand in Europe. A deal with Home Depot allowed the company to expand its presence in the U.S., taking advantage of the strong U.S. economy. We continue to like the company, which is in the midst of acquir-

ing General Electric’s (“GE”) appliance business, a good fit for Electrolux. The deal would also generate significant synergies and create a $400-$500 million tax shield for the company, and keep GE’s appliance business away from Chinese competitors, which could be negative for industry pricing

On the downside, BG Group Plc (“BG Group”), the UK oil and gas producer, detracted from performance. Energy stocks in general struggled as oil prices fell to their lowest levels in five years. For BG Group, those pressures were exacerbated by ongoing disappointment with the company’s production. BG Group has a highly attractive portfolio of assets, but the pace at which the company developed them has proven frustrating and a major reason the CEO left the company. The long term underlying story for BG Group, however, remains positive. Projects in Brazil and Australia are starting to come online and should boost the company’s bottom line in the coming years.

JNL/JPMorgan Funds (continued) J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund

Portfolio Composition†:

Information Technology	23.1%
Consumer Discretionary	19.4
Industrials	16.2
Health Care	14.0
Financials	10.3
Energy	4.0
Materials	2.8
Consumer Staples	2.4
Short Term Investments	7.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/JPMorgan MidCap Growth Fund underperformed its benchmark by posting a return of 11.19% for

Class A shares compared to 11.90% for the Russell Midcap Growth Index.

In the first half of 2014, the Fund outperformed its benchmark; however, this was followed by a more challenging second half for relative returns. For the full year, stock selection in technology and materials and processing were the largest contributors, while stock selection within consumer discretionary and energy detracted. Overweight positions in Delta Air Lines Inc. and Illumina Inc. were top contributors during the year, while overweight positions in Laredo Petroleum Holdings Inc. and GameStop Corp. were top detractors.

We believe the overall outlook for growth, and the Fund remains positive, supported by strengthening company fundamentals. The

Fund maintains exposure to pure secular growth and pro cyclical growth opportunities; however, the areas of the market where we are finding opportunity have changed compared to a year ago. Coming into 2014, the Fund carried overweight exposures to consumer discretionary, financial services and producer durables. The Fund has since reduced exposure to these areas as we have uncovered more attractive opportunities elsewhere. The Fund has incrementally added to exposures in technology, materials and processing and health care as a result. Technology and health care are the two largest overweight exposures in the Fund, while consumer staples and consumer discretionary are the largest underweights.

JNL/JPMorgan U.S. Government & Quality Bond Fund

Portfolio Composition†:

U.S. Government Agency MBS	45.4%
Government Securities	40.2
Non-U.S. Government Agency ABS	3.5
Financials	2.1
Consumer Staples	0.2
Health Care	0.2
Utilities	0.2
Energy	0.1
Industrials	0.1
Information Technology	0.1
Telecommunication Services	0.1
Short Term Investments	7.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/JPMorgan U.S. Government & Quality Bond Fund out-

performed its benchmark by posting a return of 5.40% for Class A shares compared to 4.92% for the Barclays U.S. Government Bond Index.

In 2014, the support of accommodative central banks, investors’ appetite for yield and an improving U.S economy drove performance for spread sectors, except for corporate bonds. The Fund’s allocation in the securitized sector was a positive for performance, as the sector outpaced comparable duration Treasuries by 44 bps. Within the securitized sector, the Fund’s allocation in mortgage backed securities (“MBS”), commercial mortgage backed securities (“CMBS”) and asset backed securities (“ABS”) helped performance during the year. The Fund’s slight allocation to corporates was a slight detractor from returns, as the sector trailed duration neutral Treasuries by -48 bps. The Fund’s duration and yield curve positioning was a net negative for performance, as the Fund ended the year overweight in the belly of the curve (5-10 years), underweight in the 20 plus year bucket, and held a slightly shorter duration posture versus the index.

The Fund’s overweight in spread sectors contributed to performance over the year, as Treasuries trailed most spread sectors, particularly in securitized sectors, such as MBS, CMBS and ABS. The Fund’s shorter duration posture and yield curve weighting relative to index detracted from performance.

At year end, a little less than half of the Fund was invested in residential mortgages. Approximately 28% of the Fund was invested in Treasury securities, with a small portion of this allocation to Treasury inflation protected securities. The Fund had approximately 7% in money markets. The remainder of the Fund was invested in ABS, CMBS and agency debt securities, as well as credit.

JNL/JPMorgan International Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-10.54%
5 Year	3.60%
10 Year	4.21%

Average Annual Total Returns for Class B Shares
1 Year	-10.28%
5 Year	3.80%
10 Year	4.44%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan Funds (continued) J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	11.19%
5 Year	16.76%
10 Year	8.27%

Average Annual Total Returns for Class B Shares
1 Year	11.40%
5 Year	16.79%
10 Year	8.39%

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on December 3, 2007.

JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	5.40%
5 Year	4.44%
10 Year	4.44%

Average Annual Total Returns for Class B Shares
1 Year	5.61%
5 Year	4.65%
10 Year	4.64%

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Fund Lazard Asset Management LLC (Unaudited)

Market Summary: The geopolitical situations in Ukraine and in Greece combined with the effects of weaker commodity prices, and in particular, a collapse in the price of crude oil in the fourth quarter, dominated returns in emerging markets in 2014. The MSCI Emerging Markets Index fell by 2.19%, with markets in eastern Europe sustaining the largest declines, decreasing by almost 37.59% as measured by the MSCI Emerging Markets Eastern Europe Index. A feature of 2014, which also was characteristic of the previous year, was U.S. Dollar strength against many other currencies as the U.S. economy performed strongly and investors anticipated higher U.S. interest rates.

Because of the tense geopolitical situation between the European Union, the United States, and Russia over Ukraine, as well as the fall in crude oil prices, the Russian equity market declined by -48.54% during the year as measured by the MSCI Russia Index. Following Ukrainian President Yanukovich’s decision to flee the country in February, Russia engineered an annexation of Crimea from Ukraine and then supported pro-Russian forces, mostly located in the eastern regions of the country. In July, a commercial jet, mostly filled with European passengers, was shot down as it flew above Ukrainian airspace. This hardened attitudes in Europe towards Russia and caused the European Union to join the United States in imposing several layers of sanctions. Although these issues pressured Russian equities, it took until the fourth quarter for a full panic to occur in the Russian market, caused by sharply lower crude oil prices. Brent crude oil prices sank from approximately $93 to about $58 during the quarter, affecting the Russian Ruble which collapsed from around 39 Rubles per U.S. Dollar to approximately 60 Rubles per U.S. Dollar. Signs of consumer panic occurred as individuals were eager to dollarize deposits and buy durable goods in order to preserve wealth. Other markets in the same proximity, most notably Hungary, where several of the largest companies have eastern European businesses, fell considerably given the regional economic effects. Independently, a surprise election was called by President Samaras in Greece and the market tumbled as the threat of a victory by Syriza, a coalition of the radical left which may pursue an exit from the European Union, concerned investors. Turkey and Egypt were bright spots in 2014. Turkish markets performed well despite an ongoing battle between President Erdogan and the Gulen movement, and because of the economic benefits it should enjoy from lower prices of crude oil imports. Egyptian equities were aided by less instability following the military takeover and election of General el-Sisi as president. South African shares, despite its commodity-sensitive economy, registered a modestly positive return even with a languishing economy.

Most Latin American equity markets declined during the year as the effects of lower commodity prices, especially oil, were felt. The biggest decline occurred in Colombia due to the country’s large energy company exposure. However, the Brazilian market also suffered, given Petroleo Brasileiro SA – ADR’s large index weight. Chilean stocks fell amid copper and currency weakness earlier in the year. Shares in Mexico were less harmed because of its trade relationship with the United States but still suffered towards year end due to the economy’s high sensitivity to crude oil price tax revenues. Peruvian stocks were the region’s star performer, rising by more than 10.52% as measured MSCI Peru Index, aided by the ongoing resilience of the economy.

Asian markets were the regional exception and generated a positive return during the year, primarily due to the relatively low commodity exposure of the region. Several markets, most notably India and Indonesia, recorded very strong returns due to election victories of popular but credible leaders. Philippine equities also generated strong performance as its economy continued to act positively. Thai stocks finished higher following the military removal of Prime Minister Yingluck Shinawatra after she attempted to pardon her brother, former Prime Minister Thaksin Shinawatra, and despite concerns in December about King Bhumibol Adulyadej’s health. Taiwanese equities were aided by the country’s strong macroeconomic conditions while Chinese shares, despite a slowing economy, were helped towards year end by sharply declining energy prices. Given its energy production role, Malaysian shares performed poorly in 2014, declining by more than 10.66%.

Health care companies were, by far, the best performing sector in 2014. Financials and information technology also had good returns. Materials stocks fell by almost 19.58% as measured by the MSCI Emerging Markets Materials Index and the energy sector collapsed by over 26.81% as measured by MSCI Emerging Markets Energy Index, dwarfing all other sector movements.

JNL/Lazard Emerging Markets Fund

Portfolio Composition†:

Financials	27.4%
Information Technology	19.7
Telecommunication Services	8.8
Energy	8.7
Consumer Staples	8.7
Consumer Discretionary	7.3
Industrials	6.6
Materials	4.3
Health Care	0.6
Utilities	0.5
Short Term Investments	7.4

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Lazard Emerging Markets Fund underperformed its benchmark by posting a return of -5.26% for Class A shares compared to -2.19% for the MSCI Emerging Markets Index.

Axis Bank Ltd. and Punjab National Bank, both Indian banks, increased on the back of strong returns and expectation that post the Modi election win in India, the economy will rebound and thus reduce credit costs for the banking sector and improve returns. Shares of Taiwan Semiconductor Manufacturing Co., a Taiwanese semiconductor company, increased as the company announced impressive sales results. Bank Mandiri Persero Tbk PT, an Indonesian bank, reported good quarterly results. Shares of Telekomunikasi Indonesia PT – ADR, an Indonesian telecommunication services company, performed well on the back of good execution and expectations for an uplift in average revenues per unit and data penetration growth. Stock selection in information technology and materials and in India and Brazil also helped performance. In addition, a higher than index exposure to Indonesia added value.

Stock selection in Russia, hurt performance. A higher than index exposure to Russia significantly detracted from returns. Sberbank of Russia –  ADR performed poorly as plummeting oil prices and severe weakness in the Russian Ruble resulted in significant macroeconomic concerns. Mobile Telesystems OJSC – ADR, a Russian telecommunication services company, was negatively affected by the collapsing Russian Ruble and from investor concerns regarding the parent company Sistema’s legal battle with the government in relation to dividends earned from its subsidiary Bashneft OAO. Shares of Pacific Rubiales Energy Corp., a Canadian energy company with assets primarily in Colombia and Latin America, declined given the company’s sensitivity to the recent collapse on oil prices. Gazprom OAO –  ADR, a Russian gas company, was negatively affected by the recent plummet in oil prices and the Russian Ruble and from negative Russian sentiment following increased sanctions from the West. Shares of MegaFon OAO – GDR, a Russian telecommunication services company, were also negatively affected by the collapsing Russian Ruble.

We remain bullish on the outlook for emerging markets equities over the short, medium and long term. We believe that valuations are not excessive in all scenarios other than for dropping prices in a global recession.

JNL/Lazard Fund (continued) Lazard Asset Management LLC (Unaudited)

JNL/Lazard Emerging Markets Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-5.26%
5 Year	2.80%
Since Inception	4.19%
(Inception date May 1, 2006)

Average Annual Total Returns* for Class B Shares
1 Year	-5.02%
5 Year	3.04%
Since Inception	4.40%
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

Market Summary: U.S. stocks rose for the sixth straight year, with the S&P 500 Index rising 13.69% and closing near record levels. Equities were aided by the strengthening U.S. economy, the liquidity provided by the U.S. Federal Reserve’s (“Fed”) quantitative easing program, and the Fed’s promise to keep interest rates low. Small cap stocks underperformed both mid cap and large cap stocks, with the Russell 2000 Index rising 4.89%. Value stocks outperformed growth at the large and mid cap levels. Nine of ten S&P 500 Index economic sectors rose, led by utilities and health care, while energy fell over -7.79%.

U.S. fixed income markets had a strong year, as the Barclays U.S. Aggregate Bond Index returned 5.97%. The U.S. bond market confounded expectations during 2014 by producing solid gains, led by the long dated Treasury bonds. A measured tapering of the Fed’s quantitative easing pro-

gram combined with promises from the Fed to keep interest rates low for a considerable period helped bond prices rise. The yield of the 30-year U.S. Treasury bond declined from 3.96% at the end of 2013 to 2.75%, while the yield on the 10-year U.S. Treasury note also fell sharply, from 3.04% at the close of 2013 to 2.17% at the end of 2014.

International markets also gained during the year on a local basis as markets were bolstered by central bank stimulus in the Euro area and Japan. The MSCI EAFE Index gained 5.92% on a local basis, but declined -4.90% in U.S. Dollar terms as the U.S. Dollar rallied. On a local basis relative to the MSCI EAFE Index, Denmark (+20.7%) and Belgium (+18.6%) were the best performers, while Japan rose 9.5%. Germany (+2.1%) and France (+2.6%) both underperformed, while the worst performers were Portugal (-29.47%) and Austria (-20.0%).

JNL/Mellon Capital Emerging Markets Index Fund

Portfolio Composition†:

Financials	28.4%
Information Technology	17.0
Consumer Discretionary	9.0
Consumer Staples	7.7
Materials	7.6
Energy	7.4
Telecommunication Services	7.2
Industrials	6.5
Utilities	3.2
Health Care	2.1
Short Term Investments	3.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon

Capital Emerging Markets Index Fund underperformed its benchmark by posting a return of -3.69% for Class A shares compared to -2.19% for the MSCI Emerging Markets Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund seeks to match the performance and overall characteristics of the MSCI Emerging Markets Index in a risk controlled and cost effective manner. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the MSCI Emerging Markets Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: Taiwan Semiconductor Manufacturing Co. Ltd. (+26.0%) and Naspers Ltd. (+25.2%) contributed 0.6% and 0.3%, respectively, to the Fund’s return while Sberbank Russia (-70.3%) and Gazprom OAO (-48.6%) detracted -0.6% and -0.6%, respectively, from the Fund’s return. China (+12.1%) and India (+24.6%) contributed 1.4% and 1.4%, respectively, to the Fund’s return while Russia (-46.4%) and South Korea (-11.1%) detracted -2.7% and -1.6%, respectively, from the Fund’s return. Information technology (+10.1%) and financials (+5.6%) contributed 1.6% and 1.3%, respectively, to the Fund’s return while energy (-26.9%) and materials (-19.6%) detracted -2.8% and -1.7%, respectively, from the Fund’s return.

JNL/Mellon Capital European 30 Fund

Portfolio Composition†:

Financials	19.1%
Utilities	19.0
Industrials	12.0
Consumer Staples	10.7
Telecommunication Services	10.4
Consumer Discretionary	10.3
Energy	7.6
Health Care	3.8
Investment Companies	0.2
Short Term Investments	6.9

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon

Capital European 30 Fund outperformed its benchmark by posting a return of -3.40% for Class A shares compared to -6.18% for MSCI Europe Index.

The investment objective of the Fund is to provide capital appreciation. The Fund is a buy and hold strategy which seeks to achieve its objective by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index. The 30 companies are selected annually on the stock selection date which was in January 2014.

Largest contributors to and detractors from the Fund’s performance: Belgacom SA (+22.9%) and Scottish & Southern Energy Plc (+13.3%)

contributed 0.9% and 0.6%, respectively, to the Fund’s return while Tesco Plc (-46.8%) and Lundin Petroleum AB (-25.8%) detracted -1.3% and -0.8%, respectively, from the Fund’s return. Switzerland (+9.8%) and Belgium (+7.1%) contributed 1.2% and 0.5%, respectively, to the Fund’s return while France (-10.9%) and Sweden (-12.5%) detracted -1.2% and -1.1%, respectively, from the Fund’s return. Telecommunication services (+10.3%) and consumer discretionary (+9.0%) contributed 0.9% and 0.8%, respectively, to the Fund’s return while energy (-20.3%) and consumer staples (-15.6%) detracted -2.0% and -1.9%, respectively, from the Fund’s return.

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Pacific Rim 30 Fund

Portfolio Composition†:

Industrials	26.1%
Financials	14.9
Utilities	14.1
Consumer Staples	11.3
Telecommunication Services	7.7
Energy	7.4
Materials	5.6
Consumer Discretionary	3.3
Investment Companies	2.2
Short Term Investments	7.4

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon

Capital Pacific Rim 30 Fund outperformed its benchmark by posting a return of 3.21% for Class A shares compared to -2.70% for the MSCI Pacific Index. The investment objective of the Fund is to provide capital appreciation.

The Fund is a buy and hold strategy which seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index. The 30 companies are selected annually on the stock selection date which was in January 2014.

Largest contributors to and detractors from the Fund’s performance: Caltex Australia Ltd. (+62.2%) and PCCW Ltd. (+53.2%) contributed 2.0% and 1.8%, respectively, to the Fund’s return while Metcash Ltd. (-45.1%) and Nippon Steel Corp. and Sumitomo Corp. (-24.3%) detracted -1.3% and -0.7%, respectively, from the Fund’s return. Hong Kong (+17.5%) and Singapore (+11.8%) contributed 2.8% and 1.8%, respectively, to the Fund’s return while the U.S. (-4.4%), the Fund’s only detractor, detracted -0.1% from the Fund’s return. Energy (+31.7%) and telecommunication services (+33.9%) both contributed 2.04% to the Fund’s return while materials (-1.4%) and utilities (-0.8%) both detracted -0.1% from the Fund’s return.

JNL/Mellon Capital S&P 500 Index Fund

Portfolio Composition†:

Information Technology	18.5%
Financials	15.5
Health Care	13.7
Consumer Discretionary	11.5
Industrials	9.9
Consumer Staples	8.9
Energy	7.9
Utilities	3.1
Materials	2.9
Telecommunication Services	2.1
Short Term Investments	6.0

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon Capital S&P 500 Index Fund underperformed its benchmark by posting a return of 13.07% for Class A shares compared to 13.69% for the S&P 500 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the S&P 500 Index to provide long term capital growth and its investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific secu-

rities to own but is trying to match the Fund’s overall weightings to the S&P 500 Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: Apple Inc. (+37.7%) and Microsoft Corp. (+24.2%) contributed 1.20% and 0.5%, respectively, to the Fund’s return while Amazon.com Inc. (-22.2%) detracted -0.2% from the Fund’s return. Information technology (+19.9%) and health care (+25.3%) contributed 3.7% and 3.3%, respectively, to the Fund’s return while energy (-7.5%), the only detractor, detracted -0.6% from the Fund’s return.

JNL/Mellon Capital S&P 400 MidCap Index Fund

Portfolio Composition†:

Financials	21.1%
Information Technology	16.2
Industrials	14.4
Consumer Discretionary	12.7
Health Care	9.5
Materials	6.8
Utilities	4.5
Energy	3.9
Consumer Staples	3.2
Telecommunication Services	0.1
Short Term Investments	7.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon

Capital S&P 400 MidCap Index Fund underperformed its benchmark by posting a return of 9.23% for Class A shares compared to 9.77% for the S&P MidCap 400 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the S&P MidCap 400 Index to provide long term capital growth by investing in equity securities of medium capitalization weighted domestic corporations and its investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the S&P 400 MidCap Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: Skyworks Solutions Inc. (+154.6%) and Green Mountain Coffee Roasters Inc. (+52.8%) contributed 0.6% and 0.4%, respectively, to the Fund’s return while 3D Systems Corp. (-64.6%) and Cree Inc. (-48.5%) detracted -0.4% and -0.3%, respectively, from the Fund’s return. Financials (+14.9%) and health care (+23.6%) contributed 3.5% and 2.1%, respectively, to the Fund’s return while energy (-24.6%), the only detractor, detracted -1.3% from the Fund’s return.

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Small Cap Index Fund

Portfolio Composition†:

Financials	21.5%
Information Technology	15.3
Health Care	13.0
Industrials	12.7
Consumer Discretionary	12.5
Materials	4.1
Utilities	3.1
Energy	3.1
Consumer Staples	3.0
Telecommunication Services	0.7
Short Term Investments	11.0

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon

Capital Small Cap Index Fund underperformed its benchmark by posting a return of 4.65% for Class A shares compared to 4.89% for the Russell 2000 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the Russell 2000 Index to provide long term growth of capital by investing in equity securities of small to mid size domestic companies and its investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the Russell 2000 Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: InterMune Inc. (+401.6%) and RF Micro Devices Inc. (+221.5%) contributed 0.4% and 0.2%, respectively, to the Fund’s return while Energy XXI Bermuda Ltd. (-88.0%), Civeo Corp. (-83.9%), and Chart Industries Inc. (-64.2%) all detracted -0.1% from the Fund’s return. Health care (+19.1%) and financials (+9.0%) contributed 2.7% and 2.2%, respectively, to the Fund’s return. There were no sectors that detracted from the Fund’s return.

JNL/Mellon Capital International Index Fund

Portfolio Composition†:

Financials	24.5%
Industrials	12.0
Consumer Discretionary	11.7
Health Care	10.5
Consumer Staples	10.4
Materials	7.2
Energy	5.3
Telecommunication Services	4.8
Information Technology	4.6
Utilities	3.7
Short Term Investments	5.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon

Capital International Index Fund underperformed its benchmark by posting a return of -6.08% for Class A shares compared to -4.90% for the MSCI EAFE Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the MSCI EAFE Index to provide long term capital growth by investing in international equity securities and attempting to match the characteristics of each country within the index. The Fund’s investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the MSCI EAFE Index weightings, while minimizing transactions costs.

Largest Contributors and detractors from the Fund’s performance: Novartis AG (+16.1%) and AstraZeneca Plc (+20.0%) contributed 0.2% and 0.1%, respectively, to the Fund’s return while BHP Billiton Ltd. (-29.3%) and SoftBank Corp. (-31.3%) both detracted -0.2% from the Fund’s return. Hong Kong (+5.0%) and Israel (+22.8%) both contributed 0.1% to the Fund’s return while Japan (-4.1%) and the UK (-6.1%) both detracted -1.1% from the Fund’s return. Health care (+6.0%) and utilities (+3.8%) contributed 0.5% and 0.1%, respectively, to the Fund’s return while financials (-5.6%) and energy (-18.7%) detracted -1.5% and -1.2%, respectively, from the Fund’s return.

JNL/Mellon Capital Bond Index Fund

Portfolio Composition†:

Government Securities	39.9%
U.S. Government Agency MBS	28.6
Financials	9.6
Energy	3.0
Non-U.S. Government Agency ABS	2.3
Health Care	2.2
Consumer Discretionary	2.1
Utilities	1.8
Consumer Staples	1.5
Industrials	1.5
Information Technology	1.3
Telecommunication Services	1.3
Materials	1.1
Short Term Investments	3.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon Capital Bond Index Fund underperformed its benchmark by posting a return of 5.61% for Class A shares compared to 5.97% for the Barclays

U.S. Aggregate Bond Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed utilizing a combination of stratified sampling, characteristics matching and replication in order to match the key performance driving characteristics of the Barclays U.S. Aggregate Bond Index. The Fund’s investment objective is to match the performance of the Barclays U.S. Aggregate Bond Index.

The U.S. bond market confounded expectations during 2014 by producing solid gains, led by the long dated Treasury bonds. A measured tapering of the Fed’s quantitative easing program combined with promises from the Fed to keep interest rates low for a considerable period helped bond prices rise. The U.S. economy picked up steam during 2014. U.S. gross domestic product (“GDP”) growth rebounded from a weak first quarter GDP with two strong quarters; 4.6% annualized growth in the second quarter and 5.0% in the third quarter.

On the monetary policy front, the Fed finally phased out its asset purchase program at the October meeting, though the central bank continues to reinvest principal and interest payments of its current portfolio. At its December meeting, the Federal Open Market Committee also kept the language about leaving interest rates at the current levels for a “considerable time”, and at the same time shifted down the end of 2015 distribution of likely policy rates.

Returns for the year were driven by the decrease in rates across the maturity spectrum. Within the index, excess returns over duration neutral treasuries were positive on all major indices with the exception of the corporate sector. The yield of the 30-year U.S. Treasury bond declined from 3.96% at the end of 2013 to 2.75%, while the yield on the 10-year U.S. Treasury note also fell sharply, from 3.04% at the close of 2013 to 2.17% at the end of 2014. The total return of the long Treasury sector of the index rose 25.07% for the year as measured by Barclays Long U.S. Treasury Index, while the Treasury

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Bond Index Fund (continued)

sector rose 5.05% as measured by the Barclays U.S. Treasury Bond Index. The corporate sector outperformed Treasuries, rising 7.46% as measured by Barclays U.S. Corporate Investment

Grade Index, with long corporates rising 15.73% as measured by Barclays U.S. 10+ Year Corporate Index. Within corporates, utilities rose 11.45%, industrials gained 7.60%, with financials trailing somewhat with a gain of 6.16%. The securitized sector rose 5.88%, with mortgage backed securities gaining 6.11% as measured by Barclays U.S. Corporate Investment Grade Index.

JNL/Mellon Capital Global Alpha Fund

Portfolio Composition†:

Purchased Options	6.6%
Short Term Investments††	93.4

Total Investments	100.0%

  †Total Investments as of December 31, 2014

††In general, the Fund uses derivatives as direct substitutes for investment in developed market stock indices, government bonds and currencies. Please refer to the Notes to Schedule of Investments for the Fund’s derivative investments.

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon Capital Global Alpha Fund underperformed its primary benchmark by posting a return of -1.34% for Class A shares compared to 0.02% for the Citigroup 1-Month Treasury Bill Index. The Fund also underperformed its other benchmark return of 0.79% for the HFRX Absolute Return Index.

The investment objective of the Fund is to seek total return. The Fund normally invests in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities. The Fund’s investments will be focused among the major developed capital markets of the world, such as the United States, Canada, Japan, Australia and Western Europe. The Fund ordinarily invests in at least three countries.

The Fund seeks to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options and forward contracts, which should enable the Fund’s portfolio managers to implement investment decisions quickly and cost effectively. The Fund uses futures and options as a substitute for long and short investments in conventional securities and currencies. The Fund also invests in fixed income securities, such as bonds, notes (including structured notes) and money market instruments, to provide exposure to bond markets and for liquidity and income. The Fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the Fund.

For 2014, the currency component contributed alpha while the stock/bond component detracted. In the currency component the Fund’s long position in the U.S. Dollar and short positions in the Euro and Swiss Franc were the main driver of the returns. The U.S. Dollar outperformed on the strength of the U.S. economy relative to other developed economies, while further stimulus from the European Central Bank and the Swiss economy falling into a recession hurt the Euro and Franc. The stock/bond component, which consisted of a long position in global equities and a short position global bonds, was slightly negative as global equities underperformed global bonds. The MSCI World Index (in local terms) rose 9.81% versus a gain of 14.56% for the Citigroup WGBI (5+ local). The cross country equity and bond components were flat. In the cross country bond component gains from a short position in Japan were offset by losses from a short in Germany and a long in the U.S. In the cross country equity component, our short position in UK stocks contributed positive alpha, but the gains were offset from a long position in Germany.

For the Fund’s strategy, we employ exchange traded stock and bond futures, which have the full backing of the respective exchange. We also employ over the counter currency forwards to obtain long/short currency positions. Currency forward contracts are the most liquid and flexible means of obtaining currency exposure because of their customizable contract sizes and maturity dates. We employ derivatives because they have much lower trading costs.

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund

Portfolio Composition†:

Information Technology	21.9%
Consumer Discretionary	18.2
Industrials	15.2
Financials	13.4
Health Care	13.0
Energy	5.1
Materials	3.3
Consumer Staples	3.2
Short Term Investments	6.7

Total Investments	100.0%

 †Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities

Index Fund underperformed its benchmark by posting a return of 6.69% for Class A shares compared to 7.41% for the Dow Jones U.S. Contrarian Opportunities Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals and other qualitative criteria. The Fund’s investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the Dow Jones U.S. Contrarian Opportunities Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: Southwest Airlines Co. (+124.6%) and Strayer Education Inc. (+115.5%) both contributed 0.8% to the Fund’s return while Corinthian Colleges Inc. (-90.6%) and ITT Educational Services Inc. (-74.9%) detracted -0.8% and -0.7%, respectively, from the Fund’s return. Information technology (+13.9%) and health care (+24.1%) contributed 3.8% and 2.8%, respectively, to the Fund’s return while energy (-26.2%) detracted -3.3% from the Fund’s return.

JNL/Mellon Capital Utilities Sector Fund

Portfolio Composition†:

Utilities	96.1%
Short Term Investments	3.9

Total Investments	100.0%

 †Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Mellon Capital Utilities Sector outperformed its benchmark by posting a return of 26.20% for Class A shares compared to 25.74% for the MSCI USA

IMI Utilities Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Utilities Sector Fund (continued)

income. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of an index that measures the performance of the utilities sector of the U.S. equity market. Prior to September 15, 2014, the Fund replicated the Dow Jones U.S. Utilities Index, which served as the Fund’s benchmark. Effective September 15, 2014, the Fund changed its benchmark to the MSCI USA IMI Util-

ities Index and began replicating the MSCI USA IMI Utilities Index. For each period, the Fund invested under normal circumstances at least 80% of its assets in the stocks in the respective index in proportion to their market capitalization weighting in that index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: Duke Energy Corp. (+21.1%) and NextEra Energy Inc. (+24.1%) contributed 2.1% and 1.8%, respectively, to the Fund’s return while MDU Resources Group Inc. (-23.7%) and AES Corp. (-5.1%) detracted -0.2% and -0.1%, respectively, from the Fund’s return. Utilities (+27.3%) and energy (+8.0%), the only sectors in the Fund, contributed 27.2% and 0.2%, respectively, to the Fund’s return.

JNL/Mellon Capital Emerging Markets Index Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-3.69%
Since Inception	-0.44%
(Inception date August 29, 2011)

Average Annual Total Returns* for Class B Shares
1 Year	-3.54%
Since Inception	-0.25%
(Inception date August 29, 2011)

JNL/Mellon Capital European 30 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-3.40%
5 Year	5.34%
Since Inception	7.59%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 Year	-3.26%
5 Year	5.56%
Since Inception	7.80%
(Inception date October 6, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Funds investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Pacific Rim 30 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	3.21%
5 Year	7.61%
Since Inception	9.08%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 Year	3.42%
5 Year	7.82%
Since Inception	9.31%
(Inception date October 6, 2008)

JNL/Mellon Capital S&P 500 Index Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	13.07%
5 Year	14.80%
10 Year	7.03%

Average Annual Total Returns* for Class B Shares
1 Year	13.30%
5 Year	15.05%
10 Year	7.25%

JNL/Mellon Capital S&P 400 MidCap Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	9.23%
5 Year	15.97%
10 Year	9.08%

Average Annual Total Returns for Class B Shares
1 Year	9.50%
5 Year	16.21%
10 Year	9.29%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Small Cap Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	4.65%
5 Year	15.20%
10 Year	7.26%

Average Annual Total Returns for Class B Shares
1 Year	4.85%
5 Year	15.41%
10 Year	7.46%

JNL/Mellon Capital International Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-6.08%
5 Year	4.75%
10 Year	3.87%

Average Annual Total Returns for Class B Shares
1 Year	-5.82%
5 Year	4.97%
10 Year	4.08%

JNL/Mellon Capital Bond Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	5.61%
5 Year	3.84%
10 Year	4.05%

Average Annual Total Returns for Class B Shares
1 Year	5.75%
5 Year	4.03%
10 Year	4.25%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Global Alpha Fund (Class A)

Average Annual Total Returns for Class A Shares*
1 Year	-1.34%
5 Year	0.81%
Since Inception	0.54%
(Inception date September 28, 2009)

Average Annual Total Returns for Class B Shares*
1 Year	-0.96%
5 Year	1.03%
Since Inception	0.77%
(Inception date September 28, 2009)

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	6.69%
Since Inception	16.89%
(Inception date April 30, 2012)

Average Annual Total Returns for Class B Shares
1 Year	6.91%
Since Inception	17.13%
(Inception date April 30, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/Mellon Capital Funds (continued) Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Utilities Sector Fund (Class A)

[1]

Effective September 15, 2014, the Fund changed its primary benchmark from the Dow Jones U.S. Utilities Index to the MSCI USA IMI Utilities Index because the MSCI USA IMI Utilities Index provides more diversified equity exposure than the Dow Jones U.S. Utilities Index.

Average Annual Total Returns for Class A Shares
1 Year	26.20%
Since Inception	12.16%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Morgan Stanley Fund Morgan Stanley Investment Management Inc. (Unaudited)

Market Summary: U.S. stocks enjoyed strong performance in 2014. The Russell Mid Cap Growth Index advanced 11.90% for the year, led by gains in health care. Telecommunication services and utilities were the second and third best performing groups in the Russell Mid Cap Growth Index, respectively, but they are also the index’s two smallest sectors and had zero representation in the Fund during the year. Energy was, by far, the weakest performer, down by double digits for the year and the only index sector with a negative return. The Fund had minimal exposure to the energy sector, via a single holding, which was sold during the year. Rather, the Fund’s largest sector representation was in information technology (“IT’), consumer discre-

tionary and health care. In the broad market, IT and consumer discretionary performed nearly in line with the index’s overall return.

A notable event during the year was a widespread sell off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell off was not due to company specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Fund’s holdings (IT stocks, in particular) took a hit during this downturn, these companies’ fundamentals remained largely robust. Overall, we used the sell off as an opportunity to trade up the Fund in quality, and we remain optimistic about the long term outlook for the companies owned.

JNL/Morgan Stanley Mid Cap Growth Fund

Portfolio Composition†:

Information Technology	30.1%
Consumer Discretionary	18.3
Health Care	17.7
Industrials	9.2
Consumer Staples	6.7
Financials	2.5
Purchased Options	0.1
Short Term Investments	15.4

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Morgan Stanley Mid Cap Growth Fund underperformed its benchmark by posting a return of -0.40% for Class A shares compared to 11.90% for the Russell Midcap Growth Index.

Overall, stock selection was the key driver of the Fund’s underperformance relative to the index. On a sector basis, the main detractor by far was stock selection in IT. Holdings in internet software and services and in software were especially detrimental (global microblogging platform Twitter Inc. and cyber security firm FireEye Inc. were the two largest detractors in the Fund overall), as these names were negatively affected by the high growth and high multiple sell off during the spring.

To a lesser degree, stock selection in consumer discretionary and industrials also dampened relative results. Within these sectors, holdings in internet and catalog retail, specialty retail, commercial services and machinery lagged.

Positive contributions came from other sectors. Most notably, the Fund’s significant underweight position in energy, the worst performing sector during the year, benefited relative performance.

Health care was another standout during the year. Both an overweight position and stock selection in the sector added to returns. The top two contributors to the Fund’s overall performance during the year were health care names, Illumina Inc., a leader in genetic testing and analysis, and Intuitive Surgical Inc., a surgical robotics systems maker.

As of the end of the year, the Fund’s largest sector weights, which are a result of our bottom-up stock selection process, were IT, health care and consumer discretionary. Conversely, the Fund had no exposure to energy, materials, telecommunication services and utilities.

JNL/Morgan Stanley Mid Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-0.40%
Since Inception	10.80%
(Inception date April 30, 2012)

Average Annual Total Returns for Class B Shares
1 Year	-0.17%
Since Inception	11.03%
(Inception date April 30, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL/Neuberger Berman Fund Neuberger Berman Fixed Income LLC (Unaudited)

Market Summary: When the year began, the overwhelming consensus was for U.S. interest rates to move higher amid a backdrop of improving economic growth. After stumbling early in the year, the economy quickly regained its footing. However, intermediate and longer term yields declined in 2014. This was triggered by a number of factors, including benign inflation, moderating growth overseas, geopolitical issues and overall strong demand. In addition, while the U.S. Federal Reserve (“Fed”) concluded its third round of quantitative easing in October, it vowed to take a measured approach in terms of rates. At its meeting in December, the Fed said,

“Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

In a reversal from 2013, the yield curve flattened during the year. For 2014 as a whole, the yield on the two-year U.S. Treasury rose 29 basis points (“bps”), whereas the 10-year U.S. Treasury yield fell 87 bps. Most spread sectors outperformed equal duration U.S. Treasuries for the year. The best absolute performers were longer term government/credit and longer term corporate securities, both of which posted double digit returns. In contrast, local emerging market debt and U.S. Treasury Inflation Protected Securities (“TIPS”) were relative underperformers.

JNL/Neuberger Berman Strategic Income Fund

Portfolio Composition†:

U.S. Government Agency MBS	21.2%
Government Securities	19.9
Non-U.S. Government Agency ABS	14.7
Financials	9.5
Consumer Discretionary	4.9
Energy	4.0
Materials	3.3
Telecommunication Services	2.2
Consumer Staples	1.8
Industrials	1.8
Utilities	1.3
Information Technology	1.2
Health Care	0.9
Investment Companies	4.1
Short Term Investments	9.2

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Neuberger Berman Strategic Income Fund underperformed its benchmark by posting a return of 4.90% for Class A shares compared to 5.97% for the Barclays U.S. Aggregate Bond Index.

The largest detractor from performance during the year was the Fund’s duration positioning. In particular, having a duration that was shorter than the benchmark was not rewarded as intermediate and long term rates declined in 2014. The Fund’s high yield corporate bond exposure detracted from performance. After a solid start to the year, the high yield market gave back most of its gains, partially due to the weakness in the energy sector and poor technicals. Elsewhere, an allocation to TIPS was a drag on results as inflation expectations decreased given sharply falling oil prices.

On the upside, the Fund’s allocation to non- agency mortgage-backed securities (“MBS”) was positive for results. They performed well given overall solid demand and dwindling supply. The Fund’s allocation to global developed market sovereigns was beneficial as their rates generally declined during the year. The Fund’s allocations to commercial mortgage-backed securities (“CMBS”), bank loans and emerging market debt were also additive for performance.

The Fund selectively used both credit default swaps and exchange traded funds (“ETFs”) for high yield exposure. These instruments had a positive effect to the total return of the Fund. U.S. Treasury futures were used to manage duration and yield curve and Euro futures were used to adjust non U.S. Dollar exposures. U.S. Treasury futures had a negative impact while Euro futures had a positive impact on performance

JNL/Neuberger Berman Strategic Income Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	4.90%
Since Inception	3.79%
(Inception date April 30, 2012)

Average Annual Total Returns for Class B Shares
1 Year	5.14%
Since Inception	4.00%
(Inception date April 30, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL/Oppenheimer Fund Oppenheimer Funds, Inc. (Unaudited)

Market Summary: Global equity markets were choppy for the year. U.S. equities were among the top performing asset classes this year, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the U.S. Federal Reserve (“Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process (thereby ending the program’s purchases) at the end of October. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post QE market environment. While the U.S. equity market faced volatility early in 2014 due to weak first quarter data partially attributed to cold weather effects across much of the country and again in September, it generally produced positive results and ended the year at record levels. Economic data in the U.S. was positive in the second and third quarters of 2014, with gross domestic product (“GDP”) growing at

4.6% and an estimated 5.0%, respectively. Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the year and the European Central Bank (“ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries like India and Indonesia have benefited from business-friendly new administrations. While we do not disregard macro events, our main focus tends to be on the microeconomic characteristics of individual companies and their valuations.

JNL/Oppenheimer Global Growth Fund

Portfolio Composition†:

Information Technology	22.5%
Financials	17.6
Health Care	16.7
Consumer Discretionary	15.9
Industrials	11.7
Consumer Staples	5.9
Telecommunication Services	1.6
Energy	1.6
Materials	1.5
Rights	0.2
Short Term Investments	4.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, the JNL/Oppenheimer Global Growth Fund underperformed its benchmark by posting a return of 1.91% for Class A shares compared to 4.17% for the MSCI All Country World Index.

Top contributors to performance this year included ICICI Bank Ltd. (“ICICI Bank”), Allergan, Inc. (“Allergan”), and Shire Plc (“Shire”). ICICI

Bank is the largest private sector bank in India, a country where about half the banking sector is state owned. In an environment where the public sector banks are inadequately capitalized for the level of non performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, ICICI Bank has the potential to grow faster with less competition. ICICI Bank’s checking and savings deposits are growing and its asset quality can improve with GDP growth as can loan growth. Allergan’s stock price jumped after Actavis Plc announced plans to acquire the company. AbbVie Inc., a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied.

The most significant detractors from performance this year included Airbus Group NV (“Airbus”), Deutsche Bank AG (Deutsche Bank), and Technip SA (“Technip”). The newest Airbus product, the Airbus A350, is expected to be in commercial service by the first quarter of 2015, however concerns about the near term impact on margins of these developments led to a pullback in the shares after a strong run of performance. Heightened concerns about the persistence of fines and their increasing magnitude have led to worries about the adequacy of capital at global investment banks in particular. This, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance. Technip’s share price has been buffeted by a number of things in the year, including developments in Russia, concerns about the capital spending plans of the major oil companies and lower margin guidance for its subsea segment.

At year end, the Fund had its largest overweight positions in information technology, health care, consumer discretionary and industrials. The Fund had underweight positions in all other sectors of the index. On a country basis, the Fund had its largest overweight positions in Germany, France, Japan and Sweden, with its most significant underweight positions in the U.S., the UK, Canada and Australia.

JNL/Oppenheimer Global Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	1.91%
5 Year	10.43%
10 Year	6.71%

Average Annual Total Returns for Class B Shares
1 Year	2.08%
5 Year	10.65%
10 Year	6.93%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Funds Pacific Investment Management Company LLC (Unaudited)

Market Summary: Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate. On the global front, rising geopolitical tensions between Russia and Ukraine led to volatile swings in financial markets.

Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude their purchases by year end. The Fed also strengthened its forward guidance on the policy rate. In Fed Chairman Janet Yellen’s first statement in March, the Fed placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut and targeted long term refinancing operations.

Improving global economic data in the second quarter, supportive central banks and easing of global political risks led to sizable market gains overall with the S&P 500 Index hitting an all time high. Global fixed income markets also posted strong returns, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets were flat to slightly negative around the globe with U.S. equities posting modest gains. U.S. growth became more sure footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

JNL/PIMCO Real Return Fund

Portfolio Composition†:

Government Securities††	83.2%
Non-U.S. Government Agency ABS	6.1
Financials	3.0
Telecommunication Services	0.6
U.S. Government Agency MBS	0.5
Energy	0.2
Industrials	0.1
Utilities	0.1
Purchased Options	0.1
Short Term Investments	6.1

Total Investments	100.0%

  †Total Investments as of December 31, 2014

††The Fund’s weightings in TIPS was 80.2% of total investments.

Portfolio Manager Commentary: For the year ended December 31, 2014, the JNL/PIMCO Real Return Fund underperformed its benchmark by posting a return of 3.29% for Class A shares compared to 3.64% for the Barclays U.S. TIPS Index.

The investment concentration differences relative to the benchmark included an overweight to U.S. Treasury Inflation Protected Securities (“TIPS”) with out of index exposure to mortgage backed securities (“MBS”), investment grade corporates, high yield, non U.S. developed and emerging markets (“EM”).

A focus away from short to intermediate maturities among TIPS was additive for performance as the real yield curve flattened over the year. However, a defensive posture against longer dated nominal U.S. Treasuries more than offset this positive impact, as long nominal yields fell. An allocation to non-agency MBS, which were supported by limited supply and an ongoing housing recovery, also added to performance. Exposure to EM local rates, especially in Mexico, added to returns as rates fell for the year in this region. An allocation to Australian interest rates contributed to performance as yields rallied, however this was partially offset by defensive exposure to rates in Japan where rates also fell. Lastly, defensive positioning against the Euro and Japanese Yen contributed to returns as these currencies depreciated versus the U.S. Dollar.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps. Although the Fund’s overall EM rate exposure was positive for returns, its exposure to Brazil – implemented partially via zero coupon interest rate swaps – detracted slightly from returns.

JNL/PIMCO Total Return Bond Fund

Portfolio Composition†:

Government Securities	35.1%
U.S. Government Agency MBS	21.6
Financials	16.4
Non-U.S. Government Agency ABS	9.0
Consumer Discretionary	2.6
Energy	1.8
Industrials	0.9
Telecommunication Services	0.8
Consumer Staples	0.8
Utilities	0.8
Information Technology	0.3
Materials	0.2
Health Care	0.1
Short Term Investments	9.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, the JNL/PIMCO Total Return Bond Fund underperformed its benchmark by posting a return of 3.98% for

Class A shares compared to 5.97% for the Barclays U.S. Aggregate Bond Index.

The investment concentration differences relative to the benchmark included a slight underweight to MBS, an overweight to EM and an underweight to investment grade credit. The Fund also had out of index exposure to high yield and non-agency MBS.

The Fund’s curve positioning, including a focus on intermediate maturities and an underweight to longer dated issues, was negative for performance as the yield curve flattened over the year. In Europe, an allocation to rates in select developed economies, such as Italy and Spain, contributed to performance as rates fell for the year. An overall underweight to investment grade corporates added to returns as spreads widened. An allocation to non-agency MBS, which were supported by limited supply and an ongoing housing recovery, contributed to performance. Holdings of TIPS detracted from returns as breakeven inflation levels narrowed. Exposure to

Build America Bonds was positive for performance as they outperformed tax exempt municipals for the year; however this was more than offset by exposure to external EM debt, as spreads widened over the year. Lastly, defensive positioning against the Euro and Japanese Yen added to returns as these currencies depreciated versus the U.S. Dollar over the year.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to EM local debt, which was flat for relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, exposure to external EM debt was positive for performance and was implemented through use of credit default swaps.

JNL/PIMCO Funds (continued) Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	3.29%
5 Year	4.14%
Since Inception	5.52%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	3.52%
5 Year	4.35%
Since Inception	5.76%
(Inception date January 16, 2007)

JNL/PIMCO Total Return Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	3.98%
5 Year	4.41%
10 Year	5.13%

Average Annual Total Returns for Class B Shares
1 Year	4.27%
5 Year	4.63%
10 Year	5.33%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Funds PPM America, Inc. (Unaudited)

Market Summary: Relative to other developed markets, on aggregate, U.S. equities delivered resilient performance in 2014. Broad market benchmarks across all capitalization ranges generated moderate returns and performance was ordered by market capitalization: Large cap outperformed mid and small cap indices. The S&P 500 Index returned 13.69%, the Russell Midcap Index returned 13.22%, and the S&P SmallCap 600 Index returned 5.76%.

U.S. economic recovery continued gaining traction throughout the year. Progress included declining labor market slack, stronger business and consumer spending, increased industrial production and higher U.S. gross domestic product readings. Though inflation remained muted, the U.S. Federal Reserve (“Fed”) acknowledged improving economic conditions and concluded its quantitative easing (“QE”) program. Meanwhile, corporate earnings and cash flow climbed to all time highs. Companies continued to reduce their shares through buybacks, and regular cash dividend payments increased. As U.S. economic fundamentals decoupled from other regions and global energy prices sharply declined, however, market volatility increased in 2014.

Value investing strategies outperformed growth investing strategies across small and mid cap market ranges in 2014. For mid cap stocks, the Russell Midcap Value Index gained 14.75%, and the Russell Midcap Growth Index returned 11.90%. For small cap stocks, the S&P 600 Value Index returned 7.54%, compared to the S&P 600 Growth Index return of 3.85%. For larger stocks, the S&P 500 Value Index returned 12.36%, compared to the S&P 500 Growth Index which return of 14.89%.

Across market capitalization ranges, leading sectors included utilities, health care and information technology and the worst performing sector was energy. The primary driver of energy underperformance was the steep decline in oil prices. A number of themes influenced the broad U.S. equity market environment during the year: Larger stocks generally outperformed smaller stocks, higher yielding stocks generally outperformed lower yielding stocks and lower beta stocks outperformed higher beta stocks.

U.S. fixed income performed resiliently during the year, and in stark contrast with 2013, higher quality credits generally outperformed lower quality segments. For instance, the Barclays U.S. Aggregate Bond Index advanced 5.97%, and the Barclays U.S. Corporate Investment Grade Index gained 7.46%, while the Bank of America (“BofA”) Merrill Lynch U.S. High Yield Master II Index returned 2.51%, and the S&P/LSTA Leveraged Loan Index delivered 1.60%. For most of the year, interest rates drifted lower, aiding higher quality fixed income’s performance. Compared to 2013 year end, five and 10-year U.S. Treasury yields ended -10 basis points (“bps”) and -87 bps lower, respectively.

Slowing global growth, heightened geopolitical tensions, fears of deflation and plummeting oil prices were among the factors that contributed to investors’ demand for the relative safety of U.S. Treasuries. These issues pressured Treasury yields downward despite the conclusion of QE, improving U.S. economic health and the anticipation of an increase in the Fed funds rate in the coming year. However, in December, third quarter GDP was revised upward to 5.0%, the biggest quarterly gain since 2006, reinforcing previous indications of domestic economic improvement and encouraging short term rates upward.

Though low interest rates provided a favorable tailwind for U.S. fixed income assets, corporate bond yields failed to follow Treasury yields lower, resulting in wider credit spreads. Investment grade and high yield corporate credit spreads increased 14 bps and 104 bps, respectively, during the year as measured by Barclays US Credit Index and BofA Merrill Lynch U.S. High Yield Master II Index. High yield spread widening was exacerbated by a structural reduction in market liquidity, which diminished broker dealers’ ability to behave as market makers. While wider spreads reflected investors’ more cautious sentiment toward risk, many credit supportive themes remained prevalent during the year. These included reasonable corporate credit metrics, low borrowing costs and the absence of a material increase in defaults.

JNL/PPM America Floating Rate Income Fund

Portfolio Composition†:

Consumer Discretionary	29.1%
Industrials	12.8
Health Care	11.5
Information Technology	10.1
Materials	9.9
Consumer Staples	6.6
Energy	6.3
Telecommunication Services	5.2
Financials	5.0
Utilities	0.9
Short Term Investments	2.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Floating Rate Income Fund underperformed its benchmark by posting a return of 0.12% for Class A shares compared to 1.60% for the S&P/LSTA Leveraged Loan Index.

Lower rated loans generally outperformed higher quality rated loans for 2014. The S&P/

LSTA US CCC Ratings Loan Index returned 6.09% for the year, whereas the S&P/LSTA US BB/B returned 1.52%. The Fund’s underperformance was influenced by its underweight, relative to its index, to CCC+ and below and unrated loans. During the year, falling interest rates resulted in lesser demand for retail loan funds, which consequently led to declining loan prices. This resulted in an unfavorable technical environment for the asset class. Notably, fundamental conditions of issuers within the S&P/LSTA Index remain generally stable. The Fund’s relative performance was positively influenced by its exposure to high yield corporate bonds which was approximately 4% as of December 31, 2014, as high yield bonds outperformed bank loans in 2014.

Attribution analysis on an industry basis shows that the Fund’s underweight positioning to publishing and loan selection within oil & gas and metals/minerals detracted from relative results. Positive influences on performance included an underweight to utilities and positive loan selection within business equipment and services and insurance.

The Fund continues to emphasize individual credit selection and broad diversification, as market conditions have resulted in more aggressive loan structures, higher leverage multiples and increased new covenant lite issuance throughout most of 2014. At year end, the Fund maintained an overweight to BB and B loans and an underweight to lower quality CCC and defaulted loans. It also pared back its high yield corporate bond allocation to approximately 4% as of December 31, 2014.

Credit fundamentals remained sound and default rates are expected to remain at historically low levels for the next 12-24 months. Additionally, economic improvements can continue to bolster loan issuers’ financial standings and in turn support their ability to continue servicing debt obligations. If investors shift their focus back toward potentially rising interest rates, the technical backdrop for the asset class should improve.

JNL/PPM America Funds (continued) PPM America, Inc. (Unaudited)

JNL/PPM America High Yield Bond Fund

Portfolio Composition†:

Consumer Discretionary	24.0%
Energy	15.1
Financials	8.3
Industrials	7.8
Health Care	6.4
Materials	5.9
Telecommunication Services	5.9
Consumer Staples	3.7
Information Technology	3.5
Utilities	1.5
Non-U.S. Government Agency ABS	0.9
Investment Companies	3.0
Short Term Investments	14.0

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America High Yield Bond Fund underperformed its benchmark by posting a return of 0.13% for Class A shares compared to 2.51% for the BofA Merrill Lynch High Yield Master II Constrained Index.

Relative underperformance for the year was primarily driven by fourth quarter results. During the quarter, the asset class faced considerable headwinds, including continued outflows and, as a result of rapidly declining oil prices, significant spread widening in energy. The Fund’s overweight positioning to securities within energy – particularly within the subsectors of exploration and production, oil field equipment and services, and oil refining – was the largest detractor from annual performance relative to the index. Conversely, the Fund’s performance was positively influenced by its overweight positioning to investment grade corporate securities and commercial mortgage backed securities, as higher quality fixed income and spread products generally outperformed lower quality bonds.

The macroeconomic environment should continue supporting high yield bond issuers over the next 12-24 months. We think it’s reasonable to expect growth in the 2-3% range and that such a moderate pace of expansion would be constructive for borrowers’ earnings potential and balance sheet health. Though strengthening domestic data could potentially convince the Fed to begin raising the Fed funds rate, slow global growth and geopolitical anxieties could continue exerting downward pressure on Treasury yields. Additionally, low default expectations underpin favorable conditions for the asset class. Issuers continued refinancing debt at low interest costs in 2014, helping to keep both actual and expectations for future default rates well below long term averages.

Though the fundamental backdrop is largely constructive, uncertain technical conditions and heightened volatility may persist. We believe that investor flows pose a near term risk for the asset class, as they can result in exaggerated price movements, particularly given the reduction in market liquidity over the past few years. Long term performance results, however, have historically been driven by underlying corporate fundamentals. Taking into consideration these factors, we will continue to focus on maintaining adequate liquidity in the Fund and emphasizing in depth credit research in order to uncover compelling long term opportunities.

JNL/PPM America Mid Cap Value Fund

Portfolio Composition†:

Financials	18.3%
Industrials	16.9
Consumer Discretionary	16.2
Information Technology	10.1
Health Care	9.9
Materials	9.3
Energy	8.0
Utilities	4.2
Consumer Staples	2.4
Short Term Investments	4.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Mid Cap Value Fund underperformed its primary benchmark by posting a return of 10.45% for Class A shares compared to 14.75% for the Russell Midcap Value Index. The Fund also underperformed its other benchmark return of 13.22% for the Russell Midcap Index. The Fund ranked in the 43rd percentile of its Morningstar peer group. Underperformance was driven primarily by negative sector allocation relative to the benchmark. Negative security selection also slightly influenced relative performance.

Positive sector influence on relative performance included an overweight position in health care. Negative sector influences on relative performance included overweights in both energy and industrials and an underweight in utilities. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in consumer discretionary (Foot Locker Inc., up 38.1% and Royal Caribbean Cruises Ltd., up 76.9%). Negative security selection influences on Fund performance were found in materials (Reliance Steel & Aluminum Co., down -17.6% and Olin Corp., down -18.6%), industrials (Kennametal Inc., down -30.1% and Terex Corp., down -33.2%), and financials (FirstMerit Corp., down -12.1% and Astoria Financial Corp., down -2.2%).

Positions added during the year included SYNNEX Corp., Alere Inc., Helen of Troy Ltd., Health Net Inc. and American Axle & Manufacturing Holdings Inc. Positions sold included Sky-

West Inc., Bally Technologies Inc., and Lincoln Electric Holdings Inc. Now Inc. was sold after being spun off from National Oilwell Varco Inc.

Relative to the benchmark, the Fund’s overweight positions in consumer discretionary, energy and information technology (“IT”) increased during the year, while overweight positions in industrials and materials decreased. The Fund’s underweight position to telecommunication services decreased, whereas the underweight positions in consumer staples, utilities and financials increased. The Fund’s underweight position to health care increased during the year to an overweight position.

The market became more fairly valued, but the Fund remains inexpensive relative to the benchmark on a number of metrics. The Fund maintains overweight positions in consumer discretionary, industrials, energy, materials, IT and health care. The team believes that, viewed through its typical 2-3 year investment time horizon, the Fund’s security positions within these areas are still attractively valued.

JNL/PPM America Small Cap Value Fund

Portfolio Composition†:

Industrials	23.0%
Consumer Discretionary	16.5
Financials	12.4
Health Care	11.5
Information Technology	10.7
Energy	7.1
Materials	6.7
Consumer Staples	3.9

Utilities	2.0
Short Term Investments	6.2

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Small Cap Value Fund underperformed its benchmark by posting a return of 5.85% for

Class A shares compared to 7.54% for the S&P 600 Value Index. The Fund ranked in the 27th percentile of its Morningstar peer group. Underperformance relative to the benchmark was driven by negative sector allocation. Relative performance was positively influenced by favorable security selection.

Positive sector influences on relative performance included overweight positions in health care

JNL/PPM America Funds (continued) PPM America, Inc. (Unaudited)

JNL/PPM America Small Cap Value Fund (continued)

and consumer discretionary. Negative sector influences on relative performance included an overweight position in energy and underweight positions in both utilities and financials. Sector weightings remain the result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in consumer discretionary (Foot Locker Inc., up 38.1%), health care (Health Net Inc., up 62.8% and LifePoint Hospitals Inc., up 36.1%), and information technology (OmniVision Technologies Inc., up 51.2% and Fairchild Semiconductor International Inc., up 26.4%). Negative security selection influences on Fund performance were within energy

(Hercules Offshore Inc., down -84.7% and W&T Offshore Inc., down -52.7%), Materials (Olin Corp., down -18.6% and Reliance Steel & Aluminum Co., down -17.6%), and Financials (FirstMerit Corp., down -12.1% and Astoria Financial Corp., down -2.2%).

Positions added to the Fund during the year included Alere Inc., American Axle & Manufacturing Holdings Inc., Health Net Inc., and Helen of Troy Ltd. Positions sold included Lincoln Electric Holdings Inc. and Bally Technologies Inc.

Relative to the index, overweights in consumer discretionary and health care increased, while overweight positions in industrials, energy and consumer staples decreased. Underweight positioning in financials increased, whereas underweight positions in information technology and utilities decreased. The relative overweight in materials and underweight in telecommunication services were nearly unchanged.

The market became more fairly valued, but the Fund remains inexpensive relative to the benchmark on a number of metrics. It maintains overweight positions in consumer discretionary, health care, industrials, energy, materials, and consumer staples. The team believes that, viewed through its typical 2-3 year investment time horizon, security positions within these areas are still attractively valued.

JNL/PPM America Value Equity Fund

Portfolio Composition†:

Financials	24.1%
Information Technology	15.5
Energy	14.2
Consumer Discretionary	12.6
Health Care	10.6
Industrials	7.6
Consumer Staples	5.1
Materials	4.1
Telecommunication Services	2.0
Utilities	1.7
Short Term Investments	2.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Value Equity Fund outperformed its benchmark by posting a return of 12.50% for Class A shares compared to 12.36% for the S&P 500 Value Index. The Fund ranked in the 24th percentile of its Morningstar peer group. The Fund’s outperformance relative to the benchmark was driven primarily by favorable security selection.

Sector allocation also positively influenced relative performance.

Positive sector influences on relative performance included an overweight position in information technology (“IT”). Negative sector influences on relative performance included underweight positions in both utilities and consumer staples. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in industrials (not holding General Electric Co., down -6.7%, and holding Lockheed Martin Corp., up 33.7%) and IT (Apple Inc., up 40.6%; Applied Materials Inc., up 43.7%; and Hewlett-Packard Co., up 46.0%). Stocks that detracted from performance were found in energy (Diamond Offshore Drilling Inc., down -30.2%, and Apache Corp., down -26.3%).

Positions added to the Fund during the year included Cisco Systems Inc., Gilead Sciences Inc. and Halliburton Co. Positions sold in the Fund included Johnson & Johnson and Texas

Instruments Inc. California Resources Corp. was sold after being spun off of Occidental Petroleum Corp. Now Inc. was sold after being spun off from National Oilwell Varco Inc.

The Fund’s overweight positions in financials and industrials decreased during the year to underweight positions. The overweight in IT and health care increased. The overweight in consumer discretionary and materials decreased slightly. The underweight positions to telecommunication services increased, while the underweight positions to utilities and consumer staples slightly decreased. The Fund’s underweight position to energy increased during the year to a slight overweight position.

The market became more fairly valued, but the Fund remains inexpensive relative to the benchmark on a number of metrics. It maintains overweight positions in IT, consumer discretionary, health care, energy and materials. The team believes, viewed through its typical 2-3 year investment time horizon, that the Fund’s security positions within these areas are still attractively valued.

JNL/PPM America Floating Rate Income Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.12%
Since Inception	3.22%
(Inception date January 1, 2011)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Funds (continued) PPM America, Inc. (Unaudited)

JNL/PPM America High Yield Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.13%
5 Year	8.89%
10 Year	5.60%

Average Annual Total Returns for Class B Shares
1 Year	0.44%
5 Year	9.13%
10 Year	5.82%

JNL/PPM America Mid Cap Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	10.45%
5 Year	16.83%
Since Inception	9.35%
(Inception date March 31, 2008)

Average Annual Total Returns* for Class B Shares
1 Year	10.69%
5 Year	17.04%
Since Inception	9.56%
(Inception date March 31, 2008)

JNL/PPM America Small Cap Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	5.85%
5 Year	15.37%
Since Inception	8.45%
(Inception date March 31, 2008)

Average Annual Total Returns* for Class B Shares
1 Year	6.14%
5 Year	15.60%
Since Inception	8.67%
(Inception date March 31, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/PPM America Funds (continued) PPM America, Inc. (Unaudited)

JNL/PPM America Value Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	12.50%
5 Year	15.22%
10 Year	5.66%

Average Annual Total Returns for Class B Shares
1 Year	12.74%
5 Year	15.43%
10 Year	5.87%

PPM America, Inc. assumed portfolio management responsibility on January 16, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Red Rocks Fund Red Rocks Capital LLC (Unaudited)

Market Summary: The Fund showed a marginal gain for the year and a substantial rebound during the 4th quarter. The markets continue to show an appetite for the underlying holdings of our publicly traded private equity names.

We see a number of potential initial public offerings (“IPOs”) on the horizon in both Europe and in the U.S. Debt remains cheap and available on a global basis. We continue to watch for any core degradation within the Fund holdings in terms of revenue slowdown, margin pressure or lack of operational improvement. At this time we do not see any financial crisis on the horizon. Prospectively, potential negatives include a competitive environment for deals and new capital deployment, global tensions related to falling energy prices and a market that may become overpriced in terms of EBITDA

(earnings before interest, taxes, depreciation and amortization) multiples. During 2014, the Fund was exposed to the Euro and other currencies that negatively impacted its performance. As you may know, our policy since inception has been to not hedge the Fund for currency risk. We believe that this policy has been prudent, to date, and we expect that it will be prudent over the long term.

Within the global private equity investment class, we have observed better financial disclosure, increased global analyst coverage, and significant interest from new clients. We believe that these developments continue to reinforce the desire for a liquid private equity product and suggest to us we are likely to see more private equity names going public in the future.

JNL/Red Rocks Listed Private Equity Fund

Portfolio Composition†:

Financials	82.2%
Diversified	12.7
Industrials	3.6
Short Term Investments	1.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/Red Rocks Listed Private Equity Fund outperformed its benchmark by posting a return of 0.62% for Class A shares compared to -0.14% for the S&P Listed Private Equity Index.

The Fund exited ten holdings and added nine companies during 2014. Diversification continues to be the cornerstone of how we manage exposure and risk in the Fund. The Fund held 37 holdings in some of the top performing private equity firms/funds around the globe, offering investors broadly diversified private equity exposure by geography, industry and vintage year. We have been pleased with the core holdings of the Fund. Accordingly, Fund turnover continues to stay low.

Contributors to Fund performance included HarbourVest Global Private Equity Ltd., Brookfield Asset Management Inc. and Electra Private Equity Plc. Net detractors from Fund performance for the year included Better Capital PCC Ltd., Wendel Investissement and the Carlyle Group LP.

We see a steady stream of new private investment opportunities for the Fund’s public holdings as sidelined capital continues to be deployed. Additionally, we expect to see a broader reach into the developing markets and into Europe where assets prices have become less expensive than in the U.S. We are alert to potential and significant interest in the energy space given recent commodity price action and we expect to see an ongoing stream of asset realizations (either strategic or as IPOs) as 2015 unfolds. All in all, we believe that 2015 is setting up to be a decent year for private equity and its investors.

JNL/Red Rocks Listed Private Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.62%
5 Year	13.98%
Since Inception	7.88%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 Year	0.86%
5 Year	14.21%
Since Inception	8.10%
(Inception date October 6, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

Market Summary: 2014 was a fairly range bound year from a large cap valuation perspective. The S&P 500 Index traded between 15x and 16.5x forward earnings for the majority of the year. However it extended to new 10 year highs in the last week of 2014 to 16.9x next twelve month expected earnings, according the S&P Capital IQ consensus estimates.

Going into 2015 we are somewhat concerned about valuation premiums for large caps. We see more attractive valuations, taking into account expected earnings growth, in mid caps.

We feel there are two major macroeconomic factors with the potential to affect the U.S. market in 2015: interest rates and international markets attractiveness.

We anticipate an interest rate hike in 2015. Equity markets have frequently retraced a decline in the six months after an interest rate hike. Depending on when the U.S. Federal Reserve raises rates and by how much, we could either be at a low point in the equities markets or well past it at year end.

The second is the relative global attractiveness of the U.S. equity markets versus the rest of the developed world. The U.S. was the leader in 2014 with good earnings growth and a modestly improving economy. If Europe finally recovers or China meets their growth expectations or Abe makes strides in Japan, these all could dim the U.S. luster and depress domestic valuations.

Overall we have a slightly positive outlook on the U.S. markets, but have some concerns about valuations and earnings growth. These concerns are much stronger than in the prior two years. There is an argument that the U.S. market can maintain its higher valuations than the last ten years due to the relative attractiveness of the U.S. markets versus international but we caution that 2015 may prove to be the year of change.

2014 was a poor year for international markets by many standards. In Europe there were renewed concerns about the collapse of the Euro and the European economy falling into yet another recession. In Asia, China missed growth expectations and Japan continued to struggle with deflation. The Deutsche Bank U.S. Dollar Long Future Index gained 12.22% in 2014 returning to peaks not seen since 2010.

Going into 2015 we are concerned for appreciation in international markets given the potential for continued U.S. Dollar appreciation across several currencies in the developed markets. We also note tempered expectations for earnings growth. We will be closely monitoring economic developments and any measures taken by the European Central Bank, China and Japan to avoid further slides.

JNL/S&P Competitive Advantage Fund

Portfolio Composition†:

Consumer Discretionary	51.2%
Industrials	16.1
Information Technology	15.3
Consumer Staples	9.4
Health Care	2.9
Short Term Investments	5.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/S&P Competitive Advantage Fund underperformed its benchmark by posting a return of 10.06% for Class A shares compared to 13.69% for the S&P 500 Index.

Throughout the year the Fund maintained a significant overweight in consumer discretionary. This overweight has been present in the Fund since 2009 and we continue it heading into 2015. The economic recovery since 2008 has been led by the U.S. consumer and this Fund has been following that trend. We see potential for consumer spending to rebound in 2015 with lower oil prices and incremental wage growth.

However in 2014 compressed margins weighed heavily on many consumer discretionary companies. Consumers remain price conscious in the face of minimal wage growth and increased health care costs. This sector detracted the most from performance for the year. Less significant overweights in information technology (“IT”) and materials also detracted from performance. All three sectors had meaningful negative stock selection effects and negative total attribution.

A significant underweight in energy contributed positively to relative performance. Strong stock picks and performance in consumer staples and industrials also contributed positively.

Monster Beverage Corp. (+61.7%), Robert Half International Inc. (+41.2%), and Apple Inc. (+40.6%) were the top performers on a total return basis for the year. Coach Inc. (-30.8%), FMC Corp. (-27.9%) and International Business Machines Corp. (-12.4%) were the three worst performers on a total return basis for the year.

The Fund has displayed an average return on invested capital well above that of the S&P 500 Index. Historically, companies with high return on invested capital have shown a tendency to be more resilient to economic recessions and less sensitive to overall corporate earnings growth.

The turnover in names for the 2014 annual rebalance was in line with the historical average. The large overweight in consumer discretionary was further increased to over 40% of the Fund at the time of the annual rebalance. There was a large decrease in materials going from an overweight in the prior year to an underweight. There were also smaller exposure decreases in consumer staples, industrials and IT.

JNL/S&P Dividend Income and Growth Fund

Portfolio Composition†:

Utilities	10.1%
Materials	9.8
Industrials	9.8
Consumer Discretionary	9.7
Energy	9.7
Information Technology	9.7
Health Care	9.6
Consumer Staples	9.6
Financials	9.5
Telecommunication Services	9.2
Short Term Investments	3.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/S&P Dividend

Income and Growth Fund outperformed its benchmark by posting a return of 13.70% for Class A shares compared to 13.69% for the S&P 500 Index.

There were several significant winning and losing sectors that ultimately balanced out the relative performance to the benchmark. On the positive side, there were three sectors with significant positive contributions to relative performance: financials, information technology and utilities. On the negative side, health care and consumer discretionary were the only two sectors with meaningful negative contributions to relative performance.

Intel Corp. (+49.5%), Lockheed Martin Corp. (+33.7%) and Public Service Enterprise Group Inc. (+33.3%) were the top performers on a total return basis for the year.

Mattel Inc. (-32.1%), Occidental Petroleum Corp. (“Occidental”) (-8.9%) and Chevron Corp. (“Chevron”) (-7.0%) were the three worst performers on a total return basis for the year. Occidental and Chevron, both companies in energy, were negatively affected by plummeting oil prices this year.

The Fund is made of companies with higher than average S&P Credit Ratings and S&P Quality Rankings. The Fund tends to hold large companies with a long history of steady earnings and dividend growth. In addition, this strategy tends to generate a portfolio with an average dividend yield well above that of the S&P 500 Index. The Fund strategy continued its more defensive positioning versus the S&P 500 Index.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Dividend Income and Growth Fund (continued)

It maintained a lower 3-year volatility and attractive Sharpe ratio versus the S&P 500 Index.

No significant changes in sector allocations occurred in the annual rebalance due to the equal weighting sector structure of the strategy.

JNL/S&P International 5 Fund

Portfolio Composition†:

Financials	23.3%
Industrials	17.7
Consumer Discretionary	15.3
Telecommunication Services	11.1
Materials	9.1
Utilities	6.2
Consumer Staples	6.2
Information Technology	3.7
Health Care	3.6
Energy	3.3
Short Term Investments	0.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the period September 15, 2014 to December 31, 2014, JNL/S&P International 5 Fund outperformed its benchmark by posting a return of -5.40% for Class A shares compared to -6.44% for the S&P Developed ex-U.S. LargeMid Index. International markets struggled for much of the period due to a combination of continued economic weakness and a strong U.S. Dollar. The U.S. Dollar Future Index rose about 7% in the same period.

Japan was the only region with significant negative attribution to relative performance. On the positive side, Western Europe and Canada had meaningful positive attribution to relative performance.

Alimentation Couche-Tard Inc. (+29.7%), Carnival Plc (+18.8%) and Sage Group Plc (+16.8%) were the top three performers on a total return U.S. Dollar basis for the period.

Aker Solutions ASA (-45.0%), WorleyParsons Ltd. (-44.0%) and Metcash Ltd. (-39.2%) were the three worst performers on a total return U.S. Dollar basis for the period.

No significant changes were made to the Fund’s holdings and relative regional weightings during the period.

Total Return for Class A Shares
Since Inception	-5.40%
(Inception date September 15, 2014)

JNL/S&P Intrinsic Value Fund

Portfolio Composition†:

Information Technology	32.4%
Consumer Discretionary	23.5
Industrials	15.4
Health Care	12.6
Materials	3.2
Energy	3.2
Consumer Staples	3.2
Telecommunication Services	3.0
Short Term Investments	3.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/S&P Intrinsic Value Fund outperformed its benchmark by post-

ing a return of 18.04% for Class A shares compared to 13.69% for the S&P 500 Index. 2014 was a strong year for the Fund, yielding the highest performance of the JNL/S&P Funds.

Utilities was the only sector with significant negative attribution to relative performance. On the positive side, industrials, energy and information technology (“IT”) all had meaningful positive attribution to relative performance.

Southwest Airlines Co. (+116.0%) Intel Corp. (+49.5%) and Apple Inc. (40.6%) were the top three performers on a total return basis for the year.

Viacom Inc. (-12.5%), Joy Global Inc. (-7.5%), and CA Inc. (-6.5%) were the three worst performers on a total return basis for the year.

The Fund is made of companies with higher than average free cash flow yield. These companies tend to generate strong cash flow in excess of capital requirements and therefore are more likely to be able to finance growth, provide dividends, withstand earnings contractions and repurchase shares.

The turnover in names for the 2014 annual rebalance was in line with the historical average. The only notable changes were small exposures to energy and materials were added while all exposure to utilities was removed. The Fund maintained a large overweight in consumer discretionary and IT.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Mid 3 Fund

Portfolio Composition†:

Information Technology	25.0%
Consumer Discretionary	23.4
Financials	14.0
Health Care	9.9
Industrials	9.7
Materials	9.2
Consumer Staples	3.1
Energy	2.3
Utilities	1.9
Short Term Investments	1.5

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the period April 28, 2014 to December 31, 2014, JNL/S&P Mid 3 Fund outperformed its benchmark by post-

ing a return of 14.10% for Class A shares compared to 9.33% for the S&P MidCap 400 Index.

Information technology (“IT”), energy, health care and industrials all had meaningful positive attribution to relative performance. There were not any sectors with significant negative attribution to relative performance.

Skyworks Solutions Inc. (+76.9%), United Therapeutics Corp. (+45.5%) and Conversant Inc. (40.2%) were the top three performers on a total return basis for the period.

Cabot Corp. (-23.7%), Tupperware Brands Corp. (-23.6%) and Oil States International Inc. (-23.2%) were the three worst performers on a total return basis for the period.

The Fund is a blend of three independent sub strategies that seek attractive companies based on free cash flow yields, equity yields and cash flow profitability. These three strategies are then blended to seek appreciation in a variety of market conditions.

The turnover in names for the 2014 rebalances has been in line with expectations. Since inception the notable decreases in sector exposure includes decreases to the overweights of consumer discretionary and IT, and health care going from an overweight to neutral weight. On the positive side the underweights in financials and energy were reduced to smaller underweights and consumer staples went from an underweight to neutral.

JNL/S&P Total Yield Fund

Portfolio Composition†:

Consumer Discretionary	28.0%
Information Technology	20.0
Energy	16.2
Industrials	12.9
Financials	10.0
Consumer Staples	9.4
Materials	2.9
Short Term Investments	0.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/S&P Total Yield Fund outperformed its benchmark by posting a return of 15.89% for Class A shares compared to 13.69% for the S&P 500 Index.

The annual rebalance produced a higher turnover than the strategy’s historical average. Many of the prior year’s companies had price appreciations to such high levels that they no longer met the total yield requirements and were replaced with new names.

Companies in consumer discretionary, energy, information technology and telecommunication services all had significant contributions to the overall Fund’s outperformance versus the S&P 500 Index. Health care and materials were the only sectors with significant detraction from the relative performance versus the S&P 500 Index.

Hewlett-Packard Co. (46.0%), Molson Coors Brewing Co. (35.7%) and CenturyLink Inc. (+31.7%) were the top three performers. Hess Corp. (-10.0%), Freeport-McMoRan Copper and Gold Inc. (-9.7%) and Joy Global Inc. (-7.5%) had the three most negative total returns.

The Fund is made of companies with higher than average “total yield”. Total yield is calculated as the sum of the cash dividend, net cash used for stock repurchases and net cash used to retire debt divided by the company’s market capital-

ization. As such, total yield is a broad measure of cash flow returned to shareholders and bondholders in the form of dividends, share buybacks or elimination of debt. This strategy seeks companies that are significantly reducing their debt and/or increasing their equity distributions.

This strategy has displayed higher volatility than the benchmark since inception. With high stock turnover for the annual rebalance there were some significant sector exposure changes in four sectors. The overweight in consumer discretionary was effectively doubled from the prior year. Energy went to a significant overweight from an underweight. The underweight in health care was almost doubled from the prior year. Finally financials went from an overweight to an underweight. Small relative exposure changes occurred in the remaining sectors with the exception of materials that remained exactly the same.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Competitive Advantage Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	10.06%
5 Year	17.96%
Since Inception	12.55%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	10.30%
5 Year	18.20%
Since Inception	12.73%
(Inception date December 3, 2007)

JNL/S&P Dividend Income and Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	13.70%
5 Year	17.40%
Since Inception	10.24%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	13.89%
5 Year	17.66%
Since Inception	10.48%
(Inception date December 3, 2007)

JNL/S&P Intrinsic Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	18.04%
5 Year	19.73%
Since Inception	13.56%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	18.23%
5 Year	19.99%
Since Inception	13.86%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Mid 3 Fund (Class A)

Total Return for Class A Shares
Since Inception	14.10%
(Inception date April 28, 2014)

Total Return for Class B Shares
Since Inception	14.30%
(Inception date April 28, 2014)

JNL/S&P Total Yield Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	15.89%
5 Year	17.40%
Since Inception	10.79%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	16.03%
5 Year	17.62%
Since Inception	10.99%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Scout Fund Scout Investments, Inc. (Unaudited)

Market Summary: A long overdue rise in volatility came to fruition during the fourth quarter as the U.S. Federal Reserve (“Fed”) completed its exit from the massive quantitative easing (“QE”) program. Several other factors influenced market volatility including a slowing global economy, particularly in Europe, as well as news that Greece could exit its bailout prematurely, and fears over potential spread of the Ebola virus in North America and Europe.

As a tax increase began to weigh on economic growth, the Bank of Japan unexpectedly picked up the QE “baton” where the U.S. was leaving off and announced an additional bond purchase of 80 trillion Japanese Yen. The European Central Bank (“ECB”) was not content to be left behind in the global monetary stimulus movement. Mario Draghi vowed additional stimulus, but the ECB to this point has been mostly talk and little action.

Gas prices at the pump fell dramatically at year end. The Organization of the Petroleum Exporting Countries (“OPEC”) nations appear to be strategically accepting a temporary lower price in an effort to maintain market share and pressure higher cost production to shoulder the burden of supply cuts. Lower commodity prices can have a complex economic impact. Initially, lower prices flow into the manufacturing and transporting of goods creating a disinflationary impact, but the stimulus effect will have a direct and immediate impact to consumers, more than any Fed orchestrated QE stimulus program could hope to accomplish.

The sharp oil price declines significantly impacted the economies and currencies of several countries. The Russian Ruble experienced significant volatility as sanctions for Russian actions in Crimea and Ukraine, along with the declines in crude oil, took a significant toll on Russia’s economy.

All spread sectors underperformed in the period. High yield and investment grade credit were the weakest performers. The U.S. Treasury curve flattened as long term inflation expectations remained modest and the short end of the curve anticipated the Fed raising rates.

JNL/Scout Unconstrained Bond Fund

Portfolio Composition†:

Government Securities	53.2%
Financials	28.8
Non-U.S. Government Agency ABS	9.7
U.S. Government Agency MBS	3.4
Energy	1.4
Telecommunication Services	1.0
Consumer Discretionary	0.7
Short Term Investments	1.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the period April 28, 2014 through December 31, 2014, JNL/Scout Unconstrained Bond Fund underperformed its primary benchmark by posting a return of -3.80% for Class A shares compared to 0.15% for the BofA Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index. The Fund also underperformed its other benchmark return of 3.33% for the Barclays U.S. Aggregate Bond Index.

Macro performance factors were the largest detractors from performance in the period. U.S. Treasury rates 5-year and longer declined and the curve flattened in response to a weakening global economy. The disinflation impact from crude oil price declines drove long term inflation expectations down and put pressure on the long end of the curve during the last few months of the year. This hurt performance as the Fund was positioned with a negative duration focused in the long end of the yield curve. The Fund utilized 10 and 30-year bond futures for macro positioning and this subtracted approximately 375 basis points (“bps”) from performance. The Fund’s positions in the high yield sector were the largest contributor to performance in the fourth quarter due to well timed purchases in October and December. We utilized high yield credit default swaps frequently to gain exposure to this sector and this added approximately 50 bps to performance. Investment grade credit, asset-backed securities and mortgage-backed securities all modestly contributed to performance.

Despite the drift wider in credit spread sectors during the period, we continue to view them as overvalued. In response, the Fund is positioned defensively which includes an elevated weight in short duration U.S. Treasury securities. Additionally, the Fund’s corporate holdings are in very short and higher quality financials and industrials which we expect to perform well on a relative basis as volatility increases. Although high yield has underperformed recently, particularly following the oil price declines, we continue to believe the sector is overvalued and have only tactically added positions on weakness and have sold into strength. Our overall exposure to this sector has been modest. The Fund is positioned with a negative overall Fund duration. This is in response to unattractive real rates as well as the sizable decline in rates so far this year.

JNL/Scout Unconstrained Bond Fund (Class A)

Total Return for Class A Shares
Since Inception	-3.80%
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Funds T. Rowe Price Associates, Inc. (Unaudited)

Market Summary: U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first quarter weather related contraction. Falling long term interest rates since the end of 2013 – despite the U.S. Federal Reserve’s (“Fed”) reduction of asset purchases, solid employment growth, favorable corporate earnings and expanded stimulus measures by major non U.S. central banks were also supportive. Stagnant global growth, heightened geopolitical tensions due to U.S. and European Union sanctions against Russia for its actions in Ukraine and unrest in the Middle East periodically weighed on stock prices, as did concerns that the Fed would soon start raising short term interest rates. However, interest rate reductions in the Eurozone and expectations that the European Central Bank could start buying sovereign debt, as well as aggressive monetary easing in Japan, boosted investor sentiment. Oil prices plunged from early summer highs above $100 per barrel, which accelerated the Organization of Petroleum Exporting Countries’ decision at the end of November to maintain current production levels. As measured by various Russell indexes, value stocks outperformed growth among large and mid caps, while the opposite was true for small cap shares.

U.S. bond returns were mostly positive, as high quality issues appreciated but lower quality bonds declined. Long term Treasury bonds performed best, as long term interest rates and inflation expectations tumbled with oil prices and as U.S. government bond yields looked appealing versus yields of their Eurozone and Japanese counterparts. Investment grade corporate, mortgage backed and municipal securities also produced solid gains, but asset backed securities trailed. High yield bonds fell as credit spreads – the yield difference between high and low quality bonds with comparable maturities – widened, which indicated growing concerns about borrowers’ ability to service their debt. High yield debt in energy, which is the largest segment in the high yield market, performed worst. Leveraged loans held up better than high yield bonds.

JNL/T. Rowe Price Established Growth Fund

Portfolio Composition†:

Consumer Discretionary	25.8%
Information Technology	25.7
Health Care	18.4
Industrials	13.1
Financials	6.3
Energy	2.1
Consumer Staples	2.0
Materials	1.9
Telecommunication Services	0.6
Short Term Investments	4.1

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/T. Rowe Price Established Growth Fund underperformed its primary benchmark by posting a return of 8.71% for Class A shares compared to 13.05% for the Russell 1000 Growth Index. The Fund also underperformed its other benchmark return of 13.69% for the S&P 500 Index.

Adverse stock selection hurt relative performance, while effective sector allocation added to relative results. Consumer discretionary detracted the most from relative returns as unfavorable stock selection drove relative sector weakness (Amazon.com Inc. and Wynn Resorts Ltd. (“Wynn Resorts”)). Adverse stock selection in information technology also hurt relative returns (Apple Inc., Google Inc. and Microsoft Corp.). Conversely, health care contributed the most to relative performance due to both effective stock selection and a favorable overweight to the best performing sector in the index (Bristol Myers Squibb Co. and Vertex Pharmaceuticals Inc.).

The five largest purchases during the year were: Wynn Resorts, American Airlines Group Inc., Alibaba Group and Intuitive Surgical, which were all new to the Fund, and Facebook. The five largest sales during the year were: QUALCOMM Inc., eBay Inc. and PepsiCo Inc., which were all eliminated from the Fund, and Apple Inc. and Gilead Sciences Inc.

At the sector level, the largest increase in weighting during the year was in health care. The most significant decrease was in the Fund’s weighting in energy. Sector weightings are residual of our bottom-up stock selection process and typically reflect where the portfolio manager is finding compelling growth opportunities at the individual company level rather than through a broader thematic approach.

Overall, we continue to think U.S. stock prices are more likely to move in line with earnings growth rather than through an expansion in valuations. In addition, with the U.S. financial crisis and dramatic policy responses fading into the background, many of the factors that have driven stocks up and down are likely to become less common. Against this slow and steady growth backdrop, we seek high quality companies that can grow faster than expected and whose growth durability is longer than anticipated. In particular, we are seeking out companies demonstrating above average earnings growth with solid management teams and strong financial positions that are reinvesting capital wisely.

JNL/T. Rowe Price Mid-Cap Growth Fund

Portfolio Composition†:

Industrials	19.8%
Health Care	19.4
Information Technology	19.0
Consumer Discretionary	13.9
Financials	9.2
Energy	3.4
Consumer Staples	3.4
Materials	3.1
Telecommunication Services	0.7
Utilities	0.1
Short Term Investments	8.0

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/T. Rowe Price Mid-Cap Growth Fund outperformed its benchmark by posting a return of 12.83% for Class A shares compared to 11.90% for the Russell Midcap Growth Index.

Stock selection was strongly positive in consumer discretionary for the year (Carmax Inc., Norwegian Cruise Line Holdings Ltd. and Marriott International Inc.). An overweight position in health care was beneficial, and stock selection also aided relative performance (Puma Biotechnology Inc. and CareFusion Corp.) Conversely, stock selection in industrials and business services detracted for the year (DigitalGlobe Inc.).

The five largest purchases during the year were: Intuitive Surgical Inc., T-Mobile US Inc. and LPL Financial Holdings Inc., which were all new to the Fund, and Altera Corp. and Sprouts Farmers Market Inc. The five largest sales were Rockwood Holdings Inc., Laboratory Corp. of America Holdings and Concur Technologies Inc.,

which were all eliminated from the Fund, and Quanta Services Inc. and Charter Communications Inc.

The Fund’s largest sector weighting is in industrials and business services, where we favor well run companies with exposure to high growth end markets and strong management teams skilled at deploying capital and integrating acquisitions. Sector weightings are residual of our bottom-up stock selection process and typically reflect where the portfolio manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

Over the past year, we have noted our growing sense that the investment cycle is nearing a turning point – not surprisingly, given that the current bull market is already somewhat above normal in terms of duration and magnitude

JNL/T. Rowe Price Funds (continued) T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Mid-Cap Growth Fund (continued)

compared to its postwar peers. In particular, we are observing that investors are willing to take greater and greater risks in the pursuit of yield or the promise of future earnings. Private buyers, such as hedge funds and private equity groups, have entered the mid cap growth market in droves, driving the valuations of some promising companies sky high as other investors wait for a take out bid. Overall valuations, while not wildly out of line, are somewhat above normal. Earnings growth is slowing, and the modest expansion in profits in 2014 relative to stock prices has further stretched valuations. Recently, the plunge in oil prices has added another level of uncertainty, as a fundamental change in the price of a key commodity is likely to continue having ripple effects throughout the financial system.

Precisely timing the turn in the market is always thorny, however, and the Fed’s extremely aggressive monetary easing has further complicated the task – even as the policy seems to be gaining less traction. As a result, while we have not dramatically increased cash levels or taken other drastic steps, we have been slowly adopting a more defensive stance in the Fund. For example, we have reduced exposure to highly volatile biotechnology stocks and redirected it to more stable health care services stocks, and we have taken similar steps in industrials and technology. More generally, we have deepened our already considerable focus on steady growth companies rather than those able to demonstrate a few quarters of rapidly expanding profits or revenues. While no fully invested strategy can protect investors from a significant downturn – and we are not anticipating a repeat of the 2008 sell-off – we believe this careful approach should once again help cushion our shareholders in any decline.

JNL/T. Rowe Price Short-Term Bond Fund

Portfolio Composition†:

Non-U.S. Government Agency ABS	25.9%
Financials	18.1
U.S. Government Agency MBS	12.2
Government Securities	11.9
Energy	9.3
Consumer Discretionary	4.9
Industrials	3.5
Health Care	2.5
Utilities	2.2
Consumer Staples	2.2
Telecommunication Services	1.9
Information Technology	1.5
Materials	1.1
Short Term Investments	2.8

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/T. Rowe Price Short-Term Bond Fund underperformed its benchmark by posting a return of 0.43% for Class A shares compared to 0.77% for the Barclays 1-3 Year Government/Credit Index.

Yield curve positioning was the primary driver of relative performance as the overweight allocation to the intermediate portion of the curve and modest out of benchmark exposure to longer maturities performed well as the curve flattened over the year. Sector allocation also generated strong relative returns; specifically, an overweight allocation to short dated, investment grade corporate debt, a strategic underweight to U.S. Treasury securities, and out of benchmark exposure to asset backed securities.

Aside from a dramatic drop in Treasury yields mid October, Treasury yields have followed a divergent course throughout 2014. Shorter dated Treasury yields have steadily increased amid anticipation of a rising Fed funds rate, while meaningfully decreasing on longer dated bonds due to global economic weakness and geopolitical uncertainties. As the yield curve flattened, our strategic positioning benefited relative returns, as the Fund is overweight the intermediate part of the curve and has a modest out of benchmark exposure to longer maturities. Given the rise in short term Treasury yields, the Fund’s

Treasury underweight in the front end of the curve was also a meaningful contributor.

The Fund’s overweight allocation to investment grade corporate bonds provided a significant contribution to relative results for the year. Solid demand from duration minded investors looking for incremental yield provided a strong bid for short maturity, high grade corporate bonds. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative results. Security selection within the sector also contributed positively over the year.

The Fund’s out of benchmark allocation to Treasury Inflation Protected Securities (“TIPS”) was a drag on performance. TIPS underperformed as headline inflation turned lower, driven by a strong U.S. Dollar and declining energy prices. Also negatively impacting performance was an allocation to a local denominated Mexican government bond as the U.S. Dollar strengthened relative to the Mexican Peso and the position was unhedged for part of the year.

JNL/T. Rowe Price Value Fund

Portfolio Composition†:

Financials	22.6%
Health Care	20.2
Industrials	15.5
Information Technology	8.9
Utilities	8.1
Consumer Staples	7.6
Consumer Discretionary	5.7
Materials	4.3
Energy	4.1
Telecommunication Services	0.4
Short Term Investments	2.6

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/T. Rowe Price Value Fund underperformed its benchmark by posting a return of 13.24% for Class A shares compared to 13.45% for the Russell 1000 Value Index.

The leading detractor from relative performance was financials due mostly to stock selection (MetLife Inc. and Barclays Plc). Stock selection in utilities was also detrimental (NRG Energy Inc., AES Corp. and MDU Resources Group Inc.). The leading contributor to relative returns was stock selection in the industrials and business services (American Airlines Group Inc.). An overweight to health care was also beneficial. Stock choices in information technology also supported relative performance (Micron Technology Inc. and NXP Semiconductors NV) though our sector underweight reduced some of the positive effect of stock selection.

The five largest purchases during the year were: General Electric Co., Bank of America Corp., American Airlines Group Inc., Citigroup Inc. and Cisco Systems Inc. The five largest sales during the year were: Phillips 66 and Valero Energy Corp., which were both eliminated from the Fund, and Johnson & Johnson, Procter & Gamble Co. and U.S. Bancorp.

At the sector level, the largest increase in weighting during the year was in industrials and business services, though we have been selling select positions on strength as valuations have risen. The most significant decrease was in energy, as we believe the glut in global oil supply may cause significant headwinds for many companies in the sector. Sector weightings are residual of our bottom-up stock selection process and typically reflect where the portfolio manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

We remain cautious in the near term, as it has been some time since we have seen a meaningful correction, and the market’s appreciation has generally outpaced fundamentals, making valuations a somewhat neutral factor. The

JNL/T. Rowe Price Funds (continued) T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Value Fund (continued)

magnitude of the stock market’s climb in the past few years has been a bit surprising, given widespread expectations of higher interest rates and tighter Fed policy in the coming months. However, short term rates remain low, and strong corporate balance sheets and solid earnings growth reported during the year provide some reassurance that the market can sustain, and even extend, recent gains. Despite the run up in valuations in the large cap universe, we continue to find select companies that are priced below their intrinsic value in a wide range of industries.

We remain focused on our strategy of buying quality companies at attractive prices and maintaining a longer term horizon to allow the market to recognize the value of our holdings.

JNL/T. Rowe Price Established Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	8.71%
5 Year	15.63%
10 Year	8.45%

Average Annual Total Returns for Class B Shares
1 Year	8.95%
5 Year	15.87%
10 Year	8.67%

JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	12.83%
5 Year	17.12%
10 Year	10.62%

Average Annual Total Returns for Class B Shares
1 Year	13.07%
5 Year	17.36%
10 Year	10.84%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Funds (continued) T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Short-Term Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	0.43%
5 Year	1.45%
Since Inception	1.88%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 Year	0.73%
5 Year	1.68%
Since Inception	2.10%
(Inception date May 1, 2006)

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on September 28, 2009.

JNL/T. Rowe Price Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	13.24%
5 Year	16.03%
10 Year	8.23%

Average Annual Total Returns* for Class B Shares
1 Year	13.41%
5 Year	16.25%
10 Year	8.45%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

JNL/WMC Funds Wellington Management Company, LLP (Unaudited)

Market Summary: U.S. equities rose during the year as both the S&P 500 Index and the Russell 1000 Value Index posted gains of 13.69% and 13.45%, respectively. The S&P 500 Index began 2014 with its worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adverse weather influenced economic data, the S&P 500 Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the S&P 500 Index was up 224.39% (on a cumulative basis) from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August and falling once again around mid September before recovering in October. U.S. equities hit several all time highs toward the end of the year, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after the Organization of the Petroleum Exporting Countries’ (“OPEC”) decision to leave production unchanged.

2014 saw expectations of prolonged easing monetary policy by major central banks and a supportive macroeconomic environment to keep rates low and suppress volatility. Early on, emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. During the third quarter, however, persistent geopolitical risks – tensions between Ukraine and Russia and violence in Iraq – and Chinese slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall. The year was also highlighted by a divergence in central bank policies. The European Central Bank (“ECB”) cut its benchmark lending and deposit rates and announced a host of stimulus measures in an effort to encourage lending and fend off fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks in an attempt to combat weakening growth. The Bank of Japan preemptively announced incremental monetary easing to counter the risk that “conversion of the deflationary mindset” might be delayed. In contrast, the Bank of England and U.S. Federal Reserve (“Fed”) leaned toward tighter policies. The Fed ended its quantitative easing program as U.S. data largely suggested the economy was on a sustainable growth path. Second quarter gross domestic product (“GDP”) rebounded after the first quarter’s steep contraction. The labor market strengthened as the unemployment rate dropped to a six year low. Housing regained some lost ground after a weak start to the year, though the pace of home price appreciation started to slow after a strong 2013. Inflation pressures were muted overall, alleviating pressure on the Fed to raise rates. The U.S. Treasury curve continued to flatten as markets contemplated policy normalization; short term yields rose while longer term rates declined to near record lows.

JNL/WMC Balanced Fund

Portfolio Composition†:

Financials	16.7%
Government Securities	11.4
Health Care	11.4
Information Technology	9.7
U.S. Government Agency MBS	9.1
Industrials	8.4
Energy	6.4
Consumer Discretionary	6.0
Consumer Staples	5.4
Utilities	2.6
Telecommunication Services	2.1
Non-U.S. Government Agency ABS	2.0
Materials	1.5
Short Term Investments	7.3

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, the JNL/WMC Balanced Fund underperformed its primary benchmark by posting a return of 9.86% for Class A shares compared to 13.69% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 11.00% for the 65% S&P 500 Index and 35% Barclays U.S. Aggregate Bond Index.

The equity portfolio underperformed the S&P 500 Index during the year. Security selection was the primary detractor from relative performance during the year. Allocation among sectors, a fallout of the bottom-up stock selection process, also detracted from relative performance. Security selection in financials and utilities that detracted from relative performance was partially offset by selection in industrials that contributed positively. An underweight allocation to information technology and overweight to energy detracted from relative performance.

Top detractors from relative performance within the equity portfolio included Apple Inc. (information technology), Mattel Inc. (“Mattel”) (consumer discretionary), as well as an out of benchmark position in Cameco Corp. (energy). Top contributors to relative performance within the equity portfolio included United Continental Holdings Inc. (industrials), Google Inc. (information technology) and not owning Amazon.com Inc. (consumer discretionary). During the year, the Fund eliminated its position in Mattel.

The largest purchases within the equity portfolio during the year were Bristol-Myers Squibb Co. (health care) and United Technologies Corp. (industrials). The largest sells for the year were the elimination of Time Warner Inc. (consumer discretionary) and General Electric Co. (industrials).

During the year, the Fund decreased its overweight position in financials and increased its overweight position in industrials. The overweight position in health care remained relatively unchanged. The Fund also increased its underweight positions in information technology and consumer discretionary.

The fixed income portfolio contributed positively to relative returns, outperforming the Barclays U.S. Aggregate Bond Index during the year. Security selection, the largest contributor to outperformance, was driven by selection within mortgage backed securities and investment grade credit. A modest underweight allocation to investment grade credit and an overweight to asset backed securities (“ABS”) also contributed positively to relative performance. Partially offsetting positive results was the Fund’s duration and yield curve positioning.

There were no significant changes to the fixed income portfolio’s credit quality during the year, as the average credit quality remained Aa2. The Fund is currently positioned with a short duration bias and overweight allocations to investment grade credit and ABS. At the end of the year, the Fund was slightly underweight equities and overweight fixed income.

JNL/WMC Value Fund

Portfolio Composition†:

Financials	26.8%
Health Care	13.3
Information Technology	13.3
Consumer Discretionary	11.9
Energy	9.9
Industrials	9.9
Consumer Staples	4.5
Materials	4.5

Utilities	2.7
Telecommunication Services	1.5
Short Term Investments	1.7

Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, the JNL/WMC

Value Fund underperformed its benchmark by posting a return of 11.33% for Class A shares compared to 13.45% for the Russell 1000 Value Index.

Security selection was the primary detractor from relative performance during the year. Stock selection within financials and information technology were the largest detractors from the

JNL/WMC Funds (continued) Wellington Management Company, LLP (Unaudited)

JNL/WMC Value Fund (continued)

Fund’s relative performance. Allocation among sectors, a fallout of the bottom-up stock selection process, also detracted from relative performance due to underweight allocations to utilities and consumer staples. A small cash position in a rising market also detracted from relative performance.

Top detractors from relative performance included Southwestern Energy Co. (energy), an out of benchmark position in Halliburton Co. (energy) and Marathon Oil Corp. (energy). Top contributors to relative performance included an underweight to Exxon Mobil Co. (energy), an overweight to Covidien Plc (health care) and an out of benchmark position in Lowe’s Cos. Inc. (consumer discretionary). The largest purchases during the year included MetLife Inc. (financials), Marvell Technology Group Ltd. (information technology) and Fortune Brands Home & Security Inc. (industrials). The largest sales during the year were the elimination of Xilinx Inc. (information technology), Philip Morris Interna-

tional Inc. (consumer staples) and Chevron Corp. (energy).

During the year, the Fund’s overweight exposures increased in information technology and materials, while the Fund’s overweight exposure to consumer discretionary declined. The Fund increased its underweight exposure to utilities and consumer staples. At the end of the year, the Fund’s largest overweight exposures were to consumer discretionary and information technology.

JNL/WMC Balanced Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	9.86%
5 Year	10.56%
10 Year	7.27%

Average Annual Total Returns for Class B Shares
1 Year	10.11%
5 Year	10.78%
10 Year	7.49%

JNL/WMC Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	11.33%
5 Year	13.58%
10 Year	8.22%

Average Annual Total Returns for Class B Shares
1 Year	11.58%
5 Year	13.81%
10 Year	8.43%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/AllianceBernstein Dynamic Asset Allocation Fund (b)

INVESTMENT COMPANIES - 55.9%
iShares Core MSCI Emerging Markets ETF	21	$982
iShares Core S&P 500 ETF	13	2,607
iShares International Developed Real Estate ETF (e)	13	390
iShares MSCI All Country Asia ex Japan ETF (e)	4	260
SPDR S&P 500 ETF Trust	11	2,351
Vanguard FTSE Developed Markets ETF	56	2,123
Vanguard Mid-Cap ETF	8	997
Vanguard REIT ETF	5	421
Vanguard Small-Cap ETF (e)	10	1,198

Total Investment Companies (cost $11,307)		11,329

GOVERNMENT AND AGENCY OBLIGATIONS - 7.8%

GOVERNMENT SECURITIES - 7.8%

Treasury Inflation Index Securities - 7.8%
U.S. Treasury Inflation Indexed Note
1.63%, 01/15/18 (n)	$50	52
0.13%, 04/15/18 - 04/15/19 (n)	606	603
1.38%, 07/15/18 - 01/15/20 (n)	194	204
2.13%, 01/15/19 (n)	51	55
1.88%, 07/15/19 (n)	69	74
1.25%, 07/15/20 (n)	150	158
1.13%, 01/15/21 (n)	213	221
0.63%, 07/15/21 (n)	198	201

Total Government and Agency Obligations (cost $1,594)		1,568

SHORT TERM INVESTMENTS - 13.9%

Investment Companies - 4.8%
JNL Money Market Fund, 0.01% (a) (h)	753	753
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (h)	223	223

		976

Securities Lending Collateral - 9.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	1,849	1,849

Total Short Term Investments (cost $2,825)		2,825

Total Investments - 77.6% (cost $15,726)		15,722
Other Assets and Liabilities, Net - 22.4%		4,549

Total Net Assets - 100.0%		$20,271

JNL/AQR Managed Futures Strategy Fund (b)

SHORT TERM INVESTMENTS - 93.7%

Investment Companies - 57.2%
JNL Money Market Fund, 0.01% (a) (h)	92,277	$92,277
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (h)	203,034	203,034

		295,311

Treasury Securities - 36.5%
U.S. Treasury Bill
0.03%, 04/09/15	$139,450	139,439
0.07%, 05/28/15	7,581	7,579

	Shares/Par (t)	Value
0.08%, 06/04/15	41,800	41,787

		188,805

Total Short Term Investments (cost $484,113)		484,116

Total Investments - 93.7% (cost $484,113)		484,116
Other Assets and Liabilities, Net - 6.3%		32,351

Total Net Assets - 100.0%		$516,467

JNL/BlackRock Commodity Securities Strategy Fund ** (b)

COMMON STOCKS - 75.7%

ENERGY - 69.4%
Anadarko Petroleum Corp.	323	$26,630
Apache Corp.	260	16,314
Baker Hughes Inc.	201	11,246
Cabot Oil & Gas Corp. - Class A	742	21,981
Cameron International Corp. (c)	330	16,495
Canadian Natural Resources Ltd.	565	17,463
Carrizo Oil & Gas Inc. (c)	152	6,342
Cenovus Energy Inc.	318	6,569
Chevron Corp.	309	34,654
Cimarex Energy Co.	114	12,098
ConocoPhillips	141	9,731
CONSOL Energy Inc.	152	5,145
Devon Energy Corp.	453	27,741
Dresser-Rand Group Inc. (c)	401	32,783
Dril-Quip Inc. (c)	166	12,723
EOG Resources Inc.	700	64,467
EQT Corp.	237	17,948
Exxon Mobil Corp.	514	47,532
FMC Technologies Inc. (c)	499	23,358
Halliburton Co.	561	22,062
Helmerich & Payne Inc.	228	15,359
Hess Corp.	259	19,099
Husky Energy Inc.	198	4,682
Marathon Oil Corp.	395	11,173
Marathon Petroleum Corp.	184	16,568
Murphy Oil Corp.	129	6,539
Murphy USA Inc. (c)	75	5,184
National Oilwell Varco Inc.	329	21,561
Noble Energy Inc.	361	17,126
Occidental Petroleum Corp.	360	29,003
Phillips 66	135	9,702
Pioneer Natural Resources Co.	138	20,485
Range Resources Corp.	339	18,114
Schlumberger Ltd.	350	29,894
Suncor Energy Inc.	890	28,251
Technip SA - ADR	472	6,982
Total SA - ADR (e)	233	11,924
Valero Energy Corp.	222	10,998
Whiting Petroleum Corp. (c)	229	7,547
Other Securities		53,401

		776,874

MATERIALS - 6.3%
BHP Billiton Ltd.	235	5,554
E.I. du Pont de Nemours & Co.	114	8,442
Eldorado Gold Corp.	1,033	6,294
First Quantum Minerals Ltd.	605	8,593
Franco-Nevada Corp.	162	7,954
Goldcorp Inc.	449	8,315
Praxair Inc.	45	5,832
Southern Copper Corp. (e)	330	9,297

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Other Securities		10,278

		70,559

Total Common Stocks (cost $844,295)		847,433

COMMODITY INDEXED STRUCTURED NOTES - 6.2%
Bank of America Corp., Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.24%, 10/15/15 (i)	10,500	5,706
Bank of America Corp., Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.24%, 01/11/16 (i)	24,000	18,048
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.24%, 01/11/16 (i)	10,000	8,171
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.26%, 01/22/16 (i)	6,000	5,605
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.26%, 01/22/16 (i)	10,000	9,570
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.26%, 01/25/16 (i)	25,000	22,718

Total Commodity Indexed Structured Notes (cost $85,500)		69,818

SHORT TERM INVESTMENTS - 19.5%

Investment Companies - 1.5%
JNL Money Market Fund, 0.01% (a) (h)	17,205	17,205

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	28,750	28,750

Treasury Securities - 15.4%
U.S. Treasury Bill
0.02%, 01/08/15	$34,600	34,600
0.04%, 03/05/15	56,000	55,998
0.07%, 05/14/15	58,400	58,390
0.09%, 06/11/15	23,000	22,993

		171,981

Total Short Term Investments (cost $217,929)		217,936

Total Investments - 101.4% (cost $1,147,724)		1,135,187
Other Assets and Liabilities, Net - (1.4%)		(15,787)

Total Net Assets - 100.0%		$1,119,400

JNL/BlackRock Global Allocation Fund ** (b)

COMMON STOCKS - 53.9%

CONSUMER DISCRETIONARY - 5.7%
Fuji Heavy Industries Ltd.	531	$18,772
Sanrio Co. Ltd. (e)	70	1,727
Other Securities		175,732

		196,231

CONSUMER STAPLES - 3.1%
Nestle SA	207	15,062
Procter & Gamble Co.	223	20,282
Unilever NV - CVA	267	10,436
Unilever Plc	77	3,136
Other Securities		55,128

		104,044

ENERGY - 5.0%
Phillips 66	216	15,494

	Shares/Par (t)	Value
Royal Dutch Shell Plc - ADR	233	15,595
StatoilHydro ASA (e)	896	15,780
Total SA	90	4,634
Total SA - ADR (e)	182	9,306
Other Securities		109,006

		169,815

FINANCIALS - 9.5%
American Express Co.	121	11,259
Bank of America Corp.	946	16,919
Berkshire Hathaway Inc. - Class A (c)	—	4,294
Berkshire Hathaway Inc. - Class B (c)	55	8,201
BNP Paribas	130	7,693
CapitaLand Ltd.	2,859	7,107
Citigroup Inc.	232	12,531
HSBC Holdings Plc	1,145	10,820
JPMorgan Chase & Co.	281	17,562
Sun Hung Kai Properties Ltd.	635	9,621
Wells Fargo & Co.	365	19,983
Other Securities		200,361

		326,351

HEALTH CARE - 8.7%
AbbVie Inc.	227	14,887
Actavis Plc (c)	48	12,460
Merck & Co. Inc.	261	14,806
Mylan Inc. (c)	28	1,566
Pfizer Inc.	510	15,879
Roche Holding AG	72	19,411
Sanofi SA	115	10,456
Sanofi SA - ADR	30	1,381
Other Securities		206,974

		297,820

INDUSTRIALS - 7.7%
General Electric Co.	628	15,871
Mitsui & Co. Ltd.	875	11,722
Siemens AG	111	12,410
Other Securities		223,163

		263,166

INFORMATION TECHNOLOGY - 6.3%
Cisco Systems Inc.	459	12,755
eBay Inc. (c)	196	10,991
Google Inc. - Class A (c)	21	11,387
Google Inc. - Class C (c)	31	16,474
MasterCard Inc. - Class A	158	13,642
Oracle Corp.	354	15,938
Samsung Electronics Co. Ltd.	4	4,761
Twitter Inc. (c)	369	13,227
Visa Inc. - Class A	46	12,038
Other Securities		105,416

		216,629

MATERIALS - 4.3%
Freeport-McMoran Inc. - Class B	639	14,927
Rio Tinto Plc	325	15,004
Syngenta AG	34	10,953
Other Securities		105,864

		146,748

TELECOMMUNICATION SERVICES - 1.6%
Verizon Communications Inc.	289	13,510
Other Securities		42,038

		55,548

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
UTILITIES - 2.0%
Other Securities		69,280

Total Common Stocks (cost $1,782,275)		1,845,632

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	118	3,150
Other Securities		9,235

Total Trust Preferreds (cost $11,903)		12,385

PREFERRED STOCKS - 2.6%

CONSUMER DISCRETIONARY - 0.3%
Other Securities		9,114

CONSUMER STAPLES - 0.1%
Other Securities		1,826

FINANCIALS - 0.7%
HSBC Holdings Plc, 8.00%, (callable at 25 beginning 12/15/15) (m)	70	1,866
Wells Fargo & Co., 7.50% - Series L (m) (v)	1	1,478
Other Securities		20,753

		24,097

HEALTH CARE - 0.0%
Other Securities		1,678

INDUSTRIALS - 0.1%
Other Securities		2,544

INFORMATION TECHNOLOGY - 1.2%
Samsung Electronics Co. Ltd.	7	6,369
Other Securities		35,900

		42,269

MATERIALS - 0.0%
Other Securities		339

TELECOMMUNICATION SERVICES - 0.0%
Other Securities		136

UTILITIES - 0.2%
Other Securities		6,318

Total Preferred Stocks (cost $72,842)		88,321

RIGHTS - 0.0%
Other Securities		180

Total Rights (cost $0)		180

WARRANTS - 0.0%
Sun Hung Kai Properties Ltd. (c)	52	130
Other Securities		279

Total Warrants (cost $0)		409

PURCHASED OPTIONS - 1.3%
Other Securities		45,551

Total Purchased Options (cost $38,799)		45,551

INVESTMENT COMPANIES - 0.7%
iShares Gold Trust Fund (a) (c)	638	7,295
Other Securities		16,864

Total Investment Companies (cost $29,457)		24,159

	Shares/Par (t)	Value
CORPORATE BONDS AND NOTES - 8.2%

CONSUMER DISCRETIONARY - 0.9%
Other Securities		31,167

CONSUMER STAPLES - 0.2%
Other Securities		5,485

ENERGY - 0.9%
Other Securities		30,494

FINANCIALS - 3.6%
Bank of America Corp.
2.00%, 01/11/18	2,499	2,497
1.32%, 03/22/18 (i)	1,376	1,386
2.60%, 01/15/19	1,733	1,746
BNP Paribas SA, 2.40%, 12/12/18	5,279	5,329
CapitaLand Ltd.
2.10%, 11/15/16 (p) (v), SGD	3,500	2,624
2.95%, 06/20/22 (p) (v), SGD	7,000	5,285
1.95%, 10/17/23 (r) (v), SGD	3,000	2,291
Citigroup Inc., 5.95%, (callable at 100 beginning 01/30/23) (m)	1,330	1,310
General Electric Capital Corp. - Series B
6.25% (callable at 100 beginning 12/15/22) (m)	2,600	2,831
5.55%, 05/04/20	1,200	1,379
6.38%, 11/15/67 (i)	1,854	1,988
HSBC Holdings Plc, 6.38%, (callable at 100 beginning 09/17/24) (m)	5,700	5,757
HSBC USA Inc., 1.63%, 01/16/18	1,775	1,768
JPMorgan Chase & Co.
5.15% (callable at 100 beginning 05/01/23) (m)	3,331	3,138
6.10% (callable at 100 beginning 10/01/24) (m)	7,026	7,008
6.13%, 06/27/17	1,338	1,477
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,642	1,886
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22 (p)	1,100	1,171
Other Securities		72,048

		122,919

HEALTH CARE - 1.2%
Mylan Inc.
3.75%, 09/15/15 (v)	1,799	7,603
2.55%, 03/28/19	2,300	2,291
Other Securities		31,197

		41,091

INDUSTRIALS - 0.2%
Other Securities		7,360

INFORMATION TECHNOLOGY - 0.5%
Twitter Inc., 1.00%, 09/15/21 (r) (v)	1,682	1,465
Other Securities		15,436

		16,901

MATERIALS - 0.1%
Other Securities		3,132

TELECOMMUNICATION SERVICES - 0.6%
Other Securities		20,714

UTILITIES - 0.0%
Other Securities		321

Total Corporate Bonds and Notes (cost $276,250)		279,584

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 13.6%

GOVERNMENT SECURITIES - 13.5%

Sovereign - 7.1%
Argentina Bonar Bond
7.00%, 04/17/17	7,063	6,780
8.75%, 05/07/24 (e)	4,246	4,140
Australia Government Bond
5.25%, 03/15/19, AUD	25,562	23,420
2.75%, 10/21/19, AUD	46,821	39,061
Brazil Government International Bond, 4.88%, 01/22/21	1,283	1,363
Brazil Notas do Tesouro Nacional
10.00%, 01/01/17, BRL	13,373	4,792
10.00%, 01/01/21, BRL	11,271	3,830
10.00%, 01/01/25, BRL	20,356	6,705
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	108,180,000	8,789
8.38%, 03/15/24, IDR	27,706,000	2,321
Mexico Bonos
8.00%, 12/07/23, MXN	216,733	16,883
10.00%, 12/05/24, MXN	424,205	37,660
Poland Government Bond
5.25%, 10/25/20, PLN	32,639	10,717
5.75%, 10/25/21, PLN	37,951	13,018
United Kingdom Treasury Bond, 2.25%, 09/07/23 (p), GBP	27,291	44,569
Other Securities		18,016

		242,064

Treasury Inflation Index Securities - 0.5%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 05/15/23 (s), BRL	17,831	16,859
U.S. Treasury Securities - 5.9%
U.S. Treasury Note
0.25%, 03/31/15	17,435	17,442
0.25%, 07/31/15	11,989	11,998
1.25%, 10/31/18	18,129	18,010
1.63%, 07/31/19	23,015	23,049
1.63%, 08/31/19	19,416	19,432
2.25%, 04/30/21	25,408	25,924
2.00%, 05/31/21	33,034	33,179
2.38%, 08/15/24	30,278	30,820
2.25%, 11/15/24	24,035	24,197

		204,051

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%
Other Securities		3,428

Total Government and Agency Obligations (cost $484,003)		466,402

OTHER EQUITY INTERESTS - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 22.3%

Securities Lending Collateral - 2.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	79,485	79,485

Treasury Securities - 20.0%
Japan Treasury Bill
0.00%, 01/08/15, JPY	680,000	5,677
0.00%, 02/04/15, JPY	700,000	5,844
0.00%, 03/10/15, JPY	370,000	3,089
0.00%, 03/23/15, JPY	700,000	5,844

	Shares/Par (t)	Value
Mexico Cetes
0.20%, 01/22/15, MXN	9,864	6,674
0.20%, 02/05/15, MXN	3,333	2,252
0.20%, 02/19/15, MXN	5,155	3,480
0.20%, 03/05/15, MXN	8,899	6,003
0.20%, 03/19/15, MXN	9,953	6,703
0.20%, 04/01/15, MXN	6,666	4,484
0.20%, 04/16/15, MXN	5,099	3,426
0.20%, 04/30/15, MXN	6,710	4,503
0.20%, 05/28/15, MXN	10,428	6,982
0.20%, 06/11/15, MXN	10,197	6,819
U.S. Treasury Bill
0.01%, 01/02/15	$16,114	16,114
0.02%, 01/08/15	3,000	3,000
0.02%, 01/29/15	7,000	7,000
0.02%, 02/05/15	21,965	21,965
0.04%, 02/12/15	93,200	93,198
0.02%, 02/19/15	80,396	80,395
0.02%, 02/26/15	55,000	54,999
0.04%, 03/05/15	85,500	85,498
0.02%, 03/12/15	77,500	77,497
0.03%, 03/19/15	25,854	25,853
0.03%, 03/26/15	58,000	57,998
0.04%, 04/02/15	31,500	31,497
0.03%, 04/09/15	15,000	14,999
0.07%, 05/14/15	17,250	17,247
0.07%, 05/21/15	15,100	15,097
0.07%, 05/28/15	3,000	2,999
0.08%, 06/18/15	5,000	4,998
0.12%, 06/25/15	4,000	3,998

		686,132

Total Short Term Investments (cost $770,369)		765,617

Total Investments - 103.0% (cost $3,465,898)		3,528,240
Total Securities Sold Short - (0.1%) (proceeds $4,416)		(4,499)
Other Assets and Liabilities, Net - (2.9%)		(98,395)

Total Net Assets - 100.0%		$3,425,346

SECURITIES SOLD SHORT - 0.1%

COMMON STOCKS - 0.1%

CONSUMER STAPLES - 0.1%
Campbell Soup Co.	16	$693
Mead Johnson Nutrition Co.	21	2,070

		2,763

INDUSTRIALS - 0.0%
Avery Dennison Corp.	33	1,736

Total Securities Sold Short - 0.1% (proceeds $4,416)		$4,499

JNL/BlackRock Large Cap Select Growth Fund

COMMON STOCKS - 98.1%

CONSUMER DISCRETIONARY - 23.2%
Delphi Automotive Plc	123	$8,909
Dollar General Corp. (c)	347	24,531
Home Depot Inc.	131	13,781
Liberty Global Plc - Class A (c)	781	39,195
Lululemon Athletica Inc. (c) (e)	299	16,697
Michael Kors Holdings Ltd. (c)	227	17,044
Netflix Inc. (c)	73	24,808
Starbucks Corp.	259	21,290

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Time Warner Inc.	196	16,771
TripAdvisor Inc. (c)	409	30,573
Twenty-First Century Fox Inc. - Class A	1,193	45,811
Walt Disney Co.	203	19,100
Wynn Resorts Ltd.	69	10,231

		288,741

CONSUMER STAPLES - 2.9%
Constellation Brands Inc. - Class A (c)	76	7,491
CVS Health Corp.	90	8,702
Hershey Co.	98	10,185
Whole Foods Market Inc.	196	9,899

		36,277

ENERGY - 2.8%
Concho Resources Inc. (c)	207	20,657
Pioneer Natural Resources Co.	59	8,801
Range Resources Corp.	93	4,960

		34,418

FINANCIALS - 4.7%
Berkshire Hathaway Inc. (c)	81	12,232
Crown Castle International Corp.	159	12,493
Discover Financial Services	260	17,048
Moody’s Corp.	175	16,755

		58,528

HEALTH CARE - 23.0%
AbbVie Inc.	789	51,606
athenahealth Inc. (c) (e)	69	10,024
Express Scripts Holding Co. (c)	296	25,086
Gilead Sciences Inc. (c)	130	12,299
Humana Inc.	77	11,104
Intuitive Surgical Inc. (c)	17	8,880
Mallinckrodt Plc (c)	103	10,175
Perrigo Co. Plc	159	26,598
Regeneron Pharmaceuticals Inc. (c)	57	23,495
United Therapeutics Corp. (c)	275	35,661
Valeant Pharmaceuticals International Inc. (c)	270	38,639
Vertex Pharmaceuticals Inc. (c)	268	31,835

		285,402

INDUSTRIALS - 6.7%
Precision Castparts Corp.	101	24,402
Spirit Airlines Inc. (c)	299	22,619
Union Pacific Corp.	305	36,321

		83,342

INFORMATION TECHNOLOGY - 34.2%
Alibaba Group Holding Ltd. - ADR (c) (p)	182	18,869
Alliance Data Systems Corp. (c)	103	29,456
Apple Inc.	500	55,172
Baidu.com - ADR (c)	133	30,331
Facebook Inc. - Class A (c)	700	54,619
Google Inc. - Class A (c)	59	31,088
LinkedIn Corp. - Class A (c)	141	32,469
Oracle Corp.	256	11,500
Salesforce.com Inc. (c)	578	34,280
Visa Inc. - Class A	223	58,395
VMware Inc. - Class A (c)	176	14,511
Workday Inc. - Class A (c)	142	11,593
Yahoo! Inc. (c)	851	43,001

		425,284

MATERIALS - 0.6%
Ecolab Inc.	71	7,378

Total Common Stocks (cost $1,062,367)		1,219,370

	Shares/Par (t)	Value
PREFERRED STOCKS - 0.8%

INFORMATION TECHNOLOGY - 0.8%
Palantir Technologies Inc. (f) (p) (q)	1,246	9,994

Total Preferred Stocks (cost $7,639)		9,994

SHORT TERM INVESTMENTS - 2.8%

Investment Companies - 1.3%
JNL Money Market Fund, 0.01% (a) (h)	16,002	16,002

Securities Lending Collateral - 1.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	18,306	18,306

Total Short Term Investments (cost $34,308)		34,308

Total Investments - 101.7% (cost $1,104,314)		1,263,672
Other Assets and Liabilities, Net - (1.7%)		(20,973)

Total Net Assets - 100.0%		$1,242,699

JNL/Boston Partners Global Long Short Equity Fund

COMMON STOCKS - 95.1%

CONSUMER DISCRETIONARY - 14.7%
Cambian Group Plc (c) (q)	767	$2,434
Comcast Corp. - Class A (o)	76	4,384
Gap Inc. (o)	87	3,648
Havas SA (c)	311	2,543
Hoshizaki Electric Co. Ltd.	62	2,973
ITV Plc	887	2,958
Lear Corp.	23	2,284
Liberty Global Plc - Class C (c) (o)	227	10,966
Macy’s Inc. (o)	89	5,863
Shenzhou International Group Holdings Ltd.	667	2,198
Swatch Group AG	37	3,237
Tenneco Inc. (c)	59	3,364
Tribune Media Co. - Class A (c) (o)	47	2,801
TS Tech Co. Ltd.	132	3,085
WH Smith Plc	168	3,508

		56,246

CONSUMER STAPLES - 5.0%
CVS Health Corp. (o)	136	13,066
Dairy Crest Group Plc	134	1,035
Greencore Group Plc	739	3,283
Stock Spirits Group Plc	454	1,558

		18,942

ENERGY - 6.2%
Canadian Natural Resources Ltd.	69	2,126
Energen Corp. (o)	37	2,371
EQT Corp. (o)	26	1,952
INPEX Corp.	311	3,461
Marathon Petroleum Corp. (o)	36	3,244
Parsley Energy Inc. - Class A (c) (o)	202	3,225
Phillips 66 (o)	33	2,360
Precision Drilling Corp.	242	1,468
QEP Resources Inc. (o)	71	1,440
Rice Energy Inc. (c) (o)	78	1,626
Viper Energy Partners LP	32	588

		23,861

FINANCIALS - 20.8%
ACE Ltd. (o)	56	6,380
Allstate Corp. (o)	59	4,155
Assicurazioni Generali SpA	183	3,766

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Aurelius AG	159	6,024
Australia & New Zealand Banking Group Ltd.	72	1,885
Berkshire Hathaway Inc. (c) (o)	37	5,589
Capital One Financial Corp. (o)	109	8,991
Cerved Information Solutions SpA (c)	408	2,157
Cheung Kong Holdings Ltd.	282	4,723
Fifth Third Bancorp (o)	425	8,669
HSBC Holdings Plc	433	4,095
JPMorgan Chase & Co. (o)	33	2,070
Muenchener Rueckversicherungs AG	14	2,796
Resona Holdings Inc.	700	3,535
Validus Holdings Ltd. (o)	89	3,705
Wells Fargo & Co. (o)	97	5,319
WR Berkley Corp. (o)	115	5,878

		79,737

HEALTH CARE - 13.0%
Amgen Inc. (o)	25	4,018
Express Scripts Holding Co. (c) (o)	39	3,333
Fresenius SE	97	5,067
Johnson & Johnson (o)	68	7,113
McKesson Corp. (o)	15	3,048
Medtronic Inc. (o)	72	5,182
Novartis AG	52	4,823
Pfizer Inc. (o)	171	5,333
Roche Holding AG	21	5,659
Teva Pharmaceutical Industries Ltd. - ADR (o)	55	3,183
Universal Health Services Inc. - Class B (o)	29	3,212

		49,971

INDUSTRIALS - 10.7%
Avery Dennison Corp. (o)	50	2,573
Berendsen Plc	126	2,154
Crane Co. (o)	72	4,220
Ebara Corp.	626	2,565
Georg Fischer AG	4	2,729
Honeywell International Inc. (o)	67	6,706
Hutchison Whampoa Ltd.	107	1,223
Koninklijke Philips Electronics NV	157	4,539
Norma Group SE	67	3,219
Safran SA	85	5,228
Teleperformance	32	2,173
United Technologies Corp. (o)	33	3,806

		41,135

INFORMATION TECHNOLOGY - 14.9%
Activision Blizzard Inc. (o)	240	4,833
Apple Inc. (o)	97	10,669
Avnet Inc. (o)	67	2,887
Cap Gemini SA	45	3,224
EMC Corp. (o)	95	2,838
MediaTek Inc.	207	3,009
Microsoft Corp. (o)	284	13,177
Pace Micro Technology Plc	210	1,124
Rofin-Sinar Technologies Inc. (c) (o)	148	4,246
Sopra Steria Group	2	143
TE Connectivity Ltd. (o)	76	4,810
Western Digital Corp. (o)	55	6,107

		57,067

MATERIALS - 8.6%
Alent Plc	696	3,480
Barrick Gold Corp.	133	1,432
Berry Plastics Group Inc. (c) (o)	82	2,586
CRH Plc	120	2,879
Glencore Plc	335	1,545
Graphic Packaging Holding Co. (c) (o)	239	3,251
Huntsman Corp. (o)	60	1,358
International Paper Co.	29	1,566

	Shares/Par (t)	Value
Lintec Corp.	142	3,132
Nitto Denko Corp.	66	3,693
Packaging Corp. of America (o)	36	2,833
Smurfit Kappa Group Plc	205	4,601
Stornoway Diamond Corp. (c)	867	396

		32,752

TELECOMMUNICATION SERVICES - 1.2%
Nippon Telegraph & Telephone Corp.	50	2,575
Vodafone Group Plc	558	1,912

		4,487

Total Common Stocks (cost $362,500)		364,198

WARRANTS - 0.0%
Stornoway Diamond Corp. (c) (q)	290	15

Total Warrants (cost $28)		15

SHORT TERM INVESTMENTS - 3.6%

Investment Companies - 3.6%
JNL Money Market Fund, 0.01% (a) (h)	13,790	13,790

Total Short Term Investments (cost $13,790)		13,790

Total Investments - 98.7% (cost $376,318)		378,003
Total Securities Sold Short - (39.6%) (proceeds $149,802)		(151,611)
Other Assets and Liabilities, Net - 40.9%		156,782

Total Net Assets - 100.0%		$383,174

SECURITIES SOLD SHORT - 39.6%

COMMON STOCKS - 39.6%

CONSUMER DISCRETIONARY - 10.9%
American Axle & Manufacturing Holdings Inc.	45	$1,027
Autoliv Inc.	23	2,476
B&M European Value Retail SA	248	1,102
Buffalo Wild Wings Inc.	13	2,312
Carmax Inc.	45	3,014
Crown Resorts Ltd.	180	1,848
Deckers Outdoor Corp.	14	1,318
Dorman Products Inc.	32	1,557
Fast Retailing Co. Ltd.	5	1,747
Galaxy Entertainment Group Ltd.	248	1,378
Geely Automobile Holdings Ltd.	5,360	1,695
Global Brands Group Holding Ltd.	6,596	1,293
Krispy Kreme Doughnuts Inc.	81	1,600
L Brands Inc.	25	2,131
Michael Kors Holdings Ltd.	14	1,047
Monro Muffler Brake Inc.	41	2,351
Netflix Inc.	6	1,903
Ocado Group Plc	420	2,598
Pandora Media Inc.	81	1,451
Restoration Hardware Holdings Inc.	14	1,342
Shutterstock Inc.	19	1,315
Tumi Holdings Inc.	85	2,016
Under Armour Inc. - Class A	20	1,342
Vitamin Shoppe Inc.	39	1,880

		41,743

CONSUMER STAPLES - 2.1%
China Mengniu Dairy Co. Ltd.	258	1,063
Clorox Co.	11	1,127
Mondelez International Inc. - Class A	40	1,436
Monster Beverage Corp.	19	2,106
Snyders-Lance Inc.	33	1,017
United Natural Foods Inc.	14	1,111

		7,860

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
ENERGY - 2.7%
Cabot Oil & Gas Corp.	35	1,033
Concho Resources Inc.	13	1,340
CONSOL Energy Inc.	33	1,112
Continental Resources Inc.	51	1,953
Hess Corp.	18	1,343
Matador Resources Co.	62	1,256
Oil States International Inc.	25	1,240
Ultra Petroleum Corp.	71	936

		10,213

FINANCIALS - 5.6%
Aberdeen Asset Management Plc	222	1,480
Astoria Financial Corp.	157	2,099
DNB ASA	90	1,321
Eaton Vance Corp.	23	936
Greenhill & Co. Inc.	25	1,092
HDFC Bank Ltd. - ADR	22	1,117
Hulic Co. Ltd.	147	1,465
Nordea Bank AB	101	1,164
Northern Trust Corp.	33	2,247
Plum Creek Timber Co. Inc.	22	933
Siam Commercial Bank PCL - NVDR	247	1,360
TSB Banking Group Plc	315	1,363
UMB Financial Corp.	35	1,977
UniCredit SpA	261	1,671
Westamerica Bancorp	22	1,102

		21,327

HEALTH CARE - 3.8%
Alere Inc.	49	1,851
Elekta AB - Class B	204	2,088
GW Pharmaceuticals Plc - ADR	25	1,709
Novo-Nordisk A/S - ADR	49	2,072
Pharmacyclics Inc.	12	1,420
Puma Biotechnology Inc.	5	1,022
ResMed Inc.	25	1,388
Ryman Healthcare Ltd.	227	1,508
William Demant Holding A/S	22	1,641

		14,699

INDUSTRIALS - 5.7%
Canadian Pacific Railway Ltd.	9	1,718
Caterpillar Inc.	14	1,316
Cobham Plc	279	1,403
GEA Group AG	30	1,340
Kansas City Southern	17	2,134
Keppel Corp. Ltd.	241	1,606
Mobile Mini Inc.	40	1,609
NOW Inc.	85	2,182
Proto Labs Inc.	23	1,546
Rollins Inc.	36	1,188
SGS SA	1	2,018
Sun Hydraulics Corp.	39	1,529
Trex Co. Inc.	54	2,319

		21,908

INFORMATION TECHNOLOGY - 4.9%
ASM Pacific Technology Ltd.	116	1,103
Blackbaud Inc.	39	1,667
Dassault Systemes SA	25	1,540
Infosys Technologies Ltd. - ADR	54	1,690
Itron Inc.	52	2,209
National Instruments Corp.	65	2,034
NetSuite Inc.	14	1,486
Rackspace Hosting Inc.	33	1,527
Salesforce.com Inc.	21	1,254
Stratasys Ltd.	17	1,402

	Shares/Par (t)	Value
ViaSat Inc.	26	1,619
Yelp Inc.	22	1,229

		18,760

MATERIALS - 3.5%
Air Products & Chemicals Inc.	16	2,364
AptarGroup Inc.	33	2,177
FP Corp.	56	1,805
Huhtamaki Oyj	73	1,926
Intrepid Potash Inc.	112	1,553
K+S AG	55	1,518
Linde AG	6	1,124
Wausau Paper Corp.	82	930

		13,397

TELECOMMUNICATION SERVICES - 0.4%
Cogent Communications Holdings Inc.	48	1,704

Total Securities Sold Short - 39.6% (proceeds $149,802)		$151,611

JNL/Brookfield Global Infrastructure and MLP Fund

COMMON STOCKS - 97.9%

AUSTRALIA - 4.0%
Origin Energy Ltd.	2,136	$20,211
Transurban Group	4,708	32,810

		53,021

BRAZIL - 2.0%
CCR SA	2,008	11,641
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (e)	2,224	13,990

		25,631

CANADA - 13.3%
Enbridge Inc.	1,618	83,199
Inter Pipeline Ltd. (e)	962	29,756
Pembina Pipeline Corp. (e)	558	20,323
TransCanada Corp. (e)	544	26,757
Veresen Inc. (e)	868	13,716

		173,751

CHINA - 2.5%
Beijing Enterprises Holdings Ltd.	1,952	15,264
ENN Energy Holdings Ltd.	3,102	17,547

		32,811

FRANCE - 3.6%
Eutelsat Communications Group SA (e)	417	13,478
GDF Suez	553	12,889
Groupe Eurotunnel SA (q)	1,630	21,045

		47,412

HONG KONG - 1.3%
COSCO Pacific Ltd. (q)	11,791	16,699

ITALY - 4.3%
Atlantia SpA	1,370	31,837
Snam Rete Gas SpA	4,933	24,415

		56,252

JAPAN - 1.9%
Tokyo Gas Co. Ltd.	4,745	25,603

MEXICO - 0.2%
Infraestructura Energetica Nova SAB de CV (e)	570	2,851

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
NETHERLANDS - 1.0%
Koninklijke Vopak NV	251	13,024

SPAIN - 2.3%
Ferrovial SA (e)	1,545	30,550

SWITZERLAND - 1.0%
Flughafen Zuerich AG (q)	20	13,102

UNITED KINGDOM - 8.5%
National Grid Plc	4,453	63,184
Pennon Group Plc (q)	1,374	19,634
Severn Trent Plc	414	12,903
United Utilities Group Plc	1,095	15,548

		111,269

UNITED STATES OF AMERICA - 52.0%
Access Midstream Partners LP	433	23,487
AGL Resources Inc.	249	13,562
American Tower Corp.	785	77,642
American Water Works Co. Inc.	449	23,916
Atlas Pipeline Partners LP	337	9,182
Boardwalk Pipeline Partners, LP	1,119	19,882
CenterPoint Energy Inc.	1,109	25,989
Crestwood Equity Partners LP (e) (q)	1,987	16,097
Crown Castle International Corp.	555	43,647
Energy Transfer Equity LP	457	26,239
Enterprise Products Partners LP	1,041	37,600
EQT Midstream Partners LP	152	13,341
EV Energy Partner LP	492	9,488
ITC Holdings Corp.	344	13,908
Kansas City Southern	133	16,242
Kinder Morgan Inc.	805	34,051
MarkWest Energy Partners LP	310	20,799
NiSource Inc.	377	15,984
Northeast Utilities	386	20,643
Oneok Inc.	280	13,941
PG&E Corp.	258	13,709
SBA Communications Corp. (c)	293	32,497
Sempra Energy	286	31,883
Spectra Energy Corp.	542	19,685
Targa Resources Corp.	137	14,497
Teekay Corp.	413	20,997
UIL Holdings Corp.	157	6,843
Union Pacific Corp.	238	28,401
Williams Cos. Inc.	806	36,212

		680,364

Total Common Stocks (cost $1,217,350)		1,282,340

SHORT TERM INVESTMENTS - 9.3%

Investment Companies - 2.3%
JNL Money Market Fund, 0.01% (a) (h)	29,514	29,514

Securities Lending Collateral - 7.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	92,110	92,110

Total Short Term Investments (cost $121,624)		121,624

Total Investments - 107.2% (cost $1,338,974)		1,403,964
Other Assets and Liabilities, Net - (7.2%)		(94,517)

Total Net Assets - 100.0%		$1,309,447

	Shares/Par (t)	Value
JNL/Capital Guardian Global Balanced Fund **

COMMON STOCKS - 63.6%

CONSUMER DISCRETIONARY - 10.0%
Daimler AG	45	$3,718
Denso Corp.	67	3,137
Norwegian Cruise Line Holdings Ltd. (c)	128	5,971
Starbucks Corp.	33	2,683
Other Securities		32,054

		47,563

CONSUMER STAPLES - 2.4%
Pernod-Ricard SA	23	2,595
Other Securities		8,996

		11,591

ENERGY - 3.9%
Chevron Corp.	26	2,917
Enbridge Inc.	47	2,406
Other Securities		13,145

		18,468

FINANCIALS - 13.3%
AIA Group Ltd.	1,282	7,069
CME Group Inc. - Class A	51	4,548
Fairfax Financial Holdings Ltd.	7	3,458
Goldman Sachs Group Inc.	25	4,768
Intercontinental Exchange Inc.	25	5,438
PICC Property & Casualty Co. Ltd. - Class H (e) (p) (q)	2,257	4,356
PNC Financial Services Group Inc.	26	2,345
Wells Fargo & Co.	54	2,982
Other Securities		28,149

		63,113

HEALTH CARE - 7.3%
AmerisourceBergen Corp.	37	3,327
AstraZeneca Plc	37	2,627
Gilead Sciences Inc. (c)	34	3,247
Incyte Corp. (c)	50	3,685
Novo Nordisk A/S	91	3,868
Quest Diagnostics Inc.	42	2,803
Receptos Inc. (c)	24	2,879
Roche Holding AG	14	3,701
Other Securities		8,401

		34,538

INDUSTRIALS - 8.2%
Assa Abloy AB - Class B	51	2,702
Beijing Enterprises Holdings Ltd.	418	3,269
Boeing Co.	28	3,691
Danaher Corp.	40	3,454
Eaton Corp. Plc	85	5,783
Hexcel Corp. (c)	112	4,639
Other Securities		15,060

		38,598

INFORMATION TECHNOLOGY - 10.2%
ASML Holding NV	54	5,869
ASML Holding NV - ADR	2	226
Infosys Ltd.	16	498
Infosys Technologies Ltd. - ADR (e)	99	3,102
Tableau Software Inc. - Class A (c)	52	4,416
Taiwan Semiconductor Manufacturing Co. Ltd.	858	3,780
Yahoo! Japan Corp.	719	2,577
Other Securities		27,570

		48,038

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
MATERIALS - 2.5%
Vale SA - ADR (e)	229	1,877
Other Securities		9,842

		11,719

TELECOMMUNICATION SERVICES - 4.3%
Bharti Airtel Ltd.	605	3,367
China Unicom Hong Kong Ltd.	2,224	2,980
Other Securities		13,930

		20,277

UTILITIES - 1.5%
Fortum Oyj	121	2,628
Other Securities		4,465

		7,093

Total Common Stocks (cost $261,517)		300,998

PREFERRED STOCKS - 0.6%

CONSUMER DISCRETIONARY - 0.1%
Other Securities		251

ENERGY - 0.2%
Other Securities		1,021

INFORMATION TECHNOLOGY - 0.0%
Other Securities		—

MATERIALS - 0.3%
Vale SA - Class A	245	1,771

Total Preferred Stocks (cost $4,710)		3,043

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.0%
GS Mortgage Securities Trust REMIC, 5.80%, 08/10/45 (i)	$20	22
WFLD Mortgage Trust, 3.88%, 08/10/31 (p) (q)	30	32
Other Securities		4,796

Total Non-U.S. Government Agency Asset- Backed Securities (cost $4,889)		4,850

CORPORATE BONDS AND NOTES - 4.5%

CONSUMER DISCRETIONARY - 0.2%
Other Securities		1,244

CONSUMER STAPLES - 0.2%
Other Securities		1,018

ENERGY - 0.5%
Chevron Corp., 2.36%, 12/05/22	30	29
Enbridge Inc., 4.50%, 06/10/44	15	13
Other Securities		2,505

		2,547

FINANCIALS - 2.0%
CME Group Inc., 5.30%, 09/15/43	15	18
Goldman Sachs Group Inc.
5.25%, 07/27/21	200	226
4.00%, 03/03/24	280	291
4.80%, 07/08/44	20	21
PNC Financial Services Group Inc., 3.90%, 04/29/24	55	56
Wells Fargo & Co., 3.30%, 09/09/24	200	201
Other Securities		8,593

		9,406

	Shares/Par (t)	Value
HEALTH CARE - 0.6%
Gilead Sciences Inc.
3.70%, 04/01/24	40	42
3.50%, 02/01/25	410	421
4.80%, 04/01/44	20	22
Other Securities		2,315

		2,800

INDUSTRIALS - 0.1%
Other Securities		304

INFORMATION TECHNOLOGY - 0.1%
Other Securities		335

MATERIALS - 0.1%
Other Securities		364

TELECOMMUNICATION SERVICES - 0.3%
Other Securities		1,560

UTILITIES - 0.4%
Other Securities		1,817

Total Corporate Bonds and Notes (cost $21,406)		21,395

GOVERNMENT AND AGENCY OBLIGATIONS - 26.6%

GOVERNMENT SECURITIES - 23.0%
Federal Farm Credit Bank - 0.2% (w)
Other Securities		793
Federal Home Loan Bank - 0.1% (w)
Other Securities		245

Federal Home Loan Mortgage Corp. - 0.5% (w)
Federal Home Loan Mortgage Corp., 1.75%, 09/10/15	2,350	2,374

Federal National Mortgage Association - 0.3% (w)
Federal National Mortgage Association
1.25%, 01/30/17 (e)	505	510
5.00%, 02/13/17	295	321
2.63%, 09/06/24	365	369
7.13%, 01/15/30	50	76

		1,276

Municipals - 0.3%
Other Securities		1,525

Sovereign - 16.4%
Bundesrepublik Deutschland, 2.50%, 07/04/44, EUR	250	385
Federal Republic of Germany
3.00%, 07/04/20, EUR	700	984
2.25%, 09/04/21, EUR	140	193
2.00%, 01/04/22, EUR	1,300	1,770
1.50%, 02/15/23, EUR	350	463
France Government Bond
0.25%, 11/25/15, EUR	620	752
1.00%, 11/25/18, EUR	150	188
0.50%, 11/25/19, EUR	600	738
2.25%, 10/25/22, EUR	800	1,095
2.25%, 05/25/24, EUR	200	275
3.25%, 05/25/45, EUR	480	761
France Government Bond OAT, 1.75%, 11/25/24, EUR	2,250	2,961
Ireland Government Bond
4.50%, 04/18/20, EUR	1,105	1,611
3.90%, 03/20/23, EUR	1,695	2,502
3.40%, 03/18/24, EUR	800	1,147
5.40%, 03/13/25, EUR	100	167
2.40%, 05/15/30, EUR	450	586
Italy Buoni Poliennali Del Tesoro
4.25%, 03/01/20, EUR	600	844
2.15%, 12/15/21, EUR	950	1,206

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.50%, 09/01/22, EUR	775	1,204
4.50%, 03/01/24, EUR	970	1,444
4.75%, 09/01/44 (p) (q), EUR	250	392
Japan Government Bond
0.10%, 01/15/16, JPY	25,000	209
0.10%, 05/15/16, JPY	70,000	585
0.20%, 09/20/18, JPY	95,000	799
1.20%, 06/20/21, JPY	246,150	2,205
0.90%, 06/20/22, JPY	50,000	441
0.80%, 06/20/23, JPY	110,000	964
2.20%, 03/20/30, JPY	115,000	1,167
1.70%, 06/20/33, JPY	130,000	1,221
2.00%, 03/20/42, JPY	35,000	344
1.90%, 09/20/42, JPY	9,450	91
1.70%, 03/20/44, JPY	105,000	970
Mexico Bonos
8.00%, 12/17/15, MXN	3,100	219
7.75%, 12/14/17, MXN	6,200	459
8.00%, 06/11/20, MXN	900	69
6.50%, 06/10/21, MXN	19,400	1,381
10.00%, 12/05/24, MXN	24,900	2,211
10.00%, 11/20/36, MXN	5,000	475
8.50%, 11/18/38, MXN	930	78
7.75%, 11/13/42, MXN	500	39
Mexico Government International Bond
5.63%, 01/15/17	182	197
3.63%, 03/15/22	156	159
4.00%, 10/02/23	290	301
3.60%, 01/30/25	200	199
Poland Government Bond
5.25%, 10/25/20, PLN	3,350	1,100
5.75%, 10/25/21, PLN	4,900	1,681
5.75%, 09/23/22, PLN	1,365	477
4.00%, 10/25/23, PLN	590	188
Poland Government International Bond, 5.13%, 04/21/21	165	186
Spain Government Bond
1.40%, 01/31/20, EUR	320	397
5.85%, 01/31/22, EUR	460	733
5.40%, 01/31/23 (p) (q), EUR	900	1,424
2.75%, 10/31/24 (p) (q), EUR	2,365	3,156
5.15%, 10/31/44 (p) (q), EUR	40	69
United Kingdom Treasury Bond
1.00%, 09/07/17, GBP	520	817
1.25%, 07/22/18, GBP	250	394
1.75%, 07/22/19, GBP	850	1,359
2.00%, 07/22/20, GBP	465	750
1.75%, 09/07/22, GBP	750	1,186
2.25%, 09/07/23, GBP	1,150	1,878
5.00%, 03/07/25, GBP	400	813
4.50%, 09/07/34, GBP	220	460
4.25%, 12/07/40, GBP	120	251
3.25%, 01/22/44, GBP	665	1,196
4.25%, 12/07/46, GBP	630	1,365
Other Securities		21,082

		77,413

Treasury Inflation Index Securities - 1.0%
Japan Government Inflation Indexed Bond, 0.10%, 09/10/23 (n), JPY	46,620	410
Mexico Government Inflation Indexed Bond
4.00%, 06/13/19 (n), MXN	527	39
2.00%, 06/09/22 (n), MXN	7,904	526
4.00%, 11/15/40 (n), MXN	527	40
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/15 (n)	137	135
0.38%, 07/15/23 (n)	128	126
0.63%, 01/15/24 (n)	2,178	2,191
0.13%, 07/15/24 (n)	200	193

	Shares/Par (t)	Value
2.38%, 01/15/25 (n)	189	222
0.63%, 02/15/43 (n)	155	146
1.38%, 02/15/44 (n)	805	914
Other Securities		67

		5,009

U.S. Treasury Securities - 4.2%
U.S. Treasury Bond
4.38%, 02/15/38	1,125	1,473
2.88%, 05/15/43	675	691
3.38%, 05/15/44	80	90
3.00%, 11/15/44	75	79
U.S. Treasury Note
0.38%, 08/31/15	340	340
1.38%, 11/30/15	1,550	1,566
1.50%, 07/31/16	350	355
0.88%, 04/30/17	1,475	1,476
0.88%, 08/15/17	350	349
0.63%, 08/31/17	755	748
0.75%, 12/31/17	830	821
1.38%, 06/30/18	400	401
1.50%, 08/31/18	350	352
1.25%, 10/31/18	1,200	1,192
1.63%, 06/30/19	2,625	2,632
1.63%, 07/31/19	200	200
1.63%, 08/31/19	2,685	2,687
1.75%, 09/30/19	775	779
1.50%, 10/31/19	675	671
1.50%, 11/30/19	825	820
2.13%, 08/15/21	200	202
1.75%, 05/15/22	450	442
2.50%, 05/15/24	1,600	1,647

		20,013

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.6%

Federal Home Loan Mortgage Corp. - 0.4%
Federal Home Loan Mortgage Corp.
1.87%, 11/25/19	40	40
0.80%, 07/25/20 (i)	119	120
2.78%, 09/25/22	41	43
2.52%, 01/25/23	70	70
2.58%, 10/01/42 (i)	573	588
4.00%, 09/01/43	268	288
3.13%, 11/01/44 (i)	25	26
REMIC, 1.32%, 12/25/18	22	22
REMIC, 0.54%, 04/25/20 (i)	204	203
REMIC, 1.58%, 04/25/22	46	46
REMIC, 1.88%, 04/25/22	24	23
REMIC, 2.36%, 07/25/22	25	25
REMIC, 2.68%, 10/25/22	25	25
REMIC, 3.17%, 10/25/24	50	52

		1,571

Federal National Mortgage Association - 3.0%
Federal National Mortgage Association
1.75%, 11/26/19 (e)	600	600
2.50%, 05/01/28	8	8
2.50%, 09/01/28	260	265
4.00%, 05/01/43	87	94
4.00%, 11/01/43	660	713
3.50%, 01/15/45, TBA (g)	5,917	6,165
4.50%, 01/15/45, TBA (g)	2,530	2,746
5.00%, 01/15/45, TBA (g)	200	221
3.50%, 02/15/45, TBA (g)	800	831
4.00%, 02/15/45, TBA (g)	1,090	1,160
4.50%, 02/15/45, TBA (g)	810	878
REMIC, 0.48%, 09/25/15	223	223
REMIC, 2.61%, 03/25/22 (i)	25	25

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
REMIC, 3.37%, 07/25/23 (i)	125	131
REMIC, 3.33%, 10/25/23 (i)	209	220
REMIC, 3.10%, 07/25/24 (i)	45	46

		14,326

Government National Mortgage Association - 0.2%
Other Securities		1,008

Total Government and Agency Obligations (cost $128,733)		125,553

SHORT TERM INVESTMENTS - 9.5%

Investment Companies - 6.3%
JNL Money Market Fund, 0.01% (a) (h)	29,539	29,539

Securities Lending Collateral - 3.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	15,217	15,217

Total Short Term Investments (cost $44,756)		44,756

Total Investments - 105.8% (cost $466,011)		500,595
Other Assets and Liabilities, Net - (5.8%)		(27,609)

Total Net Assets - 100.0%		$472,986

JNL/Capital Guardian Global Diversified Research Fund **

COMMON STOCKS - 93.7%

ARGENTINA - 0.5%
Other Securities		2,258

AUSTRALIA - 0.8%
Oil Search Ltd.	528	3,386

BRAZIL - 0.2%
Other Securities		997

CANADA - 1.7%
Other Securities		7,072

CHILE - 0.3%
Other Securities		1,379

CHINA - 3.0%
China Unicom Hong Kong Ltd.	2,466	3,305
Other Securities		9,679

		12,984

DENMARK - 1.5%
Novo Nordisk A/S	146	6,196

FINLAND - 1.0%
Sampo Oyj - Class A	89	4,148

FRANCE - 2.2%
Pernod-Ricard SA	32	3,553
Other Securities		5,657

		9,210

GERMANY - 0.6%
Other Securities		2,409

GREECE - 0.5%
Other Securities		2,094

HONG KONG - 3.1%
AIA Group Ltd.	851	4,692
Cheung Kong Infrastructure Holdings Ltd.	541	3,978
Other Securities		4,338

		13,008

	Shares/Par (t)	Value
INDIA - 1.8%
Other Securities		7,557

IRELAND - 1.8%
Accenture Plc - Class A	35	3,099
Eaton Corp. Plc	65	4,383

		7,482

JAPAN - 7.5%
Keyence Corp.	7	3,062
Oracle Corp. Japan	34	1,365
Sumitomo Mitsui Financial Group Inc.	98	3,543
Other Securities		23,952

		31,922

MACAU - 0.6%
Other Securities		2,456

MEXICO - 1.3%
America Movil SAB de CV - ADR	187	4,152
Other Securities		1,573

		5,725

NETHERLANDS - 3.6%
ASML Holding NV	40	4,307
ASML Holding NV - ADR	19	2,070
Koninklijke Philips NV	67	4,080
Other Securities		4,934

		15,391

NORWAY - 0.1%
Other Securities		472

RUSSIAN FEDERATION - 0.5%
Other Securities		2,244

SINGAPORE - 1.7%
Avago Technologies Ltd.	41	4,084
Singapore Telecommunications Ltd.	1,060	3,111

		7,195

SOUTH AFRICA - 0.9%
Other Securities		3,699

SOUTH KOREA - 1.9%
Hyundai Motor Co.	17	2,596
LG Household & Health Care Ltd.	6	3,625
Other Securities		2,068

		8,289

SWEDEN - 2.0%
Assa Abloy AB - Class B	80	4,217
Svenska Handelsbanken AB	94	4,404

		8,621

SWITZERLAND - 5.0%
Julius Baer Group Ltd.	94	4,292
Partners Group Holding AG	12	3,426
Roche Holding AG	17	4,631
Other Securities		8,784

		21,133

TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	160	3,581

UNITED KINGDOM - 4.7%
Aon Plc - Class A	45	4,258
AstraZeneca Plc	92	6,491
Imperial Tobacco Group Plc	69	3,034

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Other Securities		6,429

		20,212

UNITED STATES OF AMERICA - 44.1%
American Tower Corp.	77	7,631
AmerisourceBergen Corp.	61	5,536
Apple Inc.	54	5,972
BlackRock Inc.	9	3,325
Boeing Co.	27	3,470
Bristol-Myers Squibb Co.	152	8,961
Broadcom Corp. - Class A	100	4,337
Cerner Corp. (c)	52	3,349
Chevron Corp.	36	4,072
CME Group Inc. - Class A	33	2,943
Comcast Corp. - Class A	67	3,910
Danaher Corp.	65	5,554
Delphi Automotive Plc	61	4,407
Gilead Sciences Inc. (c)	64	6,014
Goldman Sachs Group Inc.	18	3,411
Hexcel Corp. (c)	124	5,145
Incyte Corp. (c)	157	11,500
Marsh & McLennan Cos. Inc.	58	3,303
Oracle Corp.	75	3,386
Receptos Inc. (c)	60	7,363
Sirius XM Holdings Inc. (c)	1,237	4,330
Starbucks Corp.	66	5,432
Other Securities		74,563

		187,914

Total Common Stocks (cost $312,143)		399,034

PREFERRED STOCKS - 1.4%

BRAZIL - 1.0%
Vale SA	600	4,338

SOUTH KOREA - 0.4%
Hyundai Motor Co.	15	1,775

Total Preferred Stocks (cost $9,165)		6,113

SHORT TERM INVESTMENTS - 8.9%

Investment Companies - 4.9%
JNL Money Market Fund, 0.01% (a) (h)	20,736	20,736

Securities Lending Collateral - 4.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	17,095	17,095

Total Short Term Investments (cost $37,831)		37,831

Total Investments - 104.0% (cost $359,139)		442,978
Other Assets and Liabilities, Net - (4.0%)		(17,177)

Total Net Assets - 100.0%		$425,801

JNL/DFA U.S. Core Equity Fund **

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 15.8%
Amazon.com Inc. (c)	10	$3,057
Comcast Corp. - Class A	72	4,165
Comcast Corp. - Special Class A (e)	12	670
Home Depot Inc.	42	4,407
McDonald’s Corp.	29	2,719
Walt Disney Co.	33	3,131
Other Securities		91,429

		109,578

	Shares/Par (t)	Value
CONSUMER STAPLES - 7.8%
Altria Group Inc.	60	2,956
Coca-Cola Bottling Co.	1	53
Coca-Cola Co.	101	4,270
Coca-Cola Enterprises Inc.	14	605
CVS Health Corp.	27	2,592
PepsiCo Inc.	46	4,384
Philip Morris International Inc.	32	2,585
Procter & Gamble Co.	53	4,854
Wal-Mart Stores Inc.	40	3,416
Other Securities		28,448

		54,163

ENERGY - 8.2%
Chevron Corp.	40	4,532
ConocoPhillips	38	2,649
EOG Resources Inc.	23	2,150
Exxon Mobil Corp.	125	11,559
Occidental Petroleum Corp.	26	2,064
Schlumberger Ltd.	26	2,213
Other Securities		31,956

		57,123

FINANCIALS - 13.3%
American Express Co.	28	2,622
Bank of America Corp.	148	2,651
Berkshire Hathaway Inc. - Class B (c)	38	5,763
Citigroup Inc.	42	2,292
JPMorgan Chase & Co.	79	4,927
Wells Fargo & Co.	107	5,880
Other Securities		68,253

		92,388

HEALTH CARE - 11.9%
AbbVie Inc.	48	3,157
Amgen Inc.	15	2,434
Celgene Corp. (c)	24	2,725
Gilead Sciences Inc. (c)	48	4,504
Johnson & Johnson	59	6,139
Merck & Co. Inc.	57	3,233
Pfizer Inc.	133	4,146
UnitedHealth Group Inc.	27	2,712
Other Securities		53,064

		82,114

INDUSTRIALS - 13.8%
3M Co.	19	3,086
Boeing Co.	21	2,710
General Electric Co.	140	3,549
Union Pacific Corp.	27	3,215
United Parcel Service Inc. - Class B	21	2,337
Other Securities		80,922

		95,819

INFORMATION TECHNOLOGY - 18.3%
Apple Inc.	157	17,307
Cisco Systems Inc.	111	3,084
Facebook Inc. - Class A (c)	43	3,390
Google Inc. - Class A (c)	4	1,951
Google Inc. - Class C (c)	4	1,988
Hewlett-Packard Co.	75	3,008
Intel Corp.	170	6,165
International Business Machines Corp.	28	4,490
MasterCard Inc. - Class A	30	2,575
Microsoft Corp.	205	9,520
Oracle Corp.	89	3,989
Visa Inc. - Class A	10	2,609

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Other Securities		66,550

		126,626

MATERIALS - 4.8%
Other Securities		33,548

TELECOMMUNICATION SERVICES - 2.6%
AT&T Inc.	225	7,574
Verizon Communications Inc.	128	6,003
Other Securities		4,520

		18,097

UTILITIES - 3.3%
Other Securities		23,133

Total Common Stocks (cost $560,279)		692,589

RIGHTS - 0.0%
Other Securities		5

Total Rights (cost $1)		5

WARRANTS - 0.0%
Other Securities		—

Total Warrants (cost $0)		—

SHORT TERM INVESTMENTS - 3.7%

Investment Companies - 0.4%
JNL Money Market Fund, 0.01% (a) (h)	2,716	2,716

Securities Lending Collateral - 3.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	22,776	22,776

Total Short Term Investments (cost $25,492)		25,492

Total Investments - 103.5% (cost $585,772)		718,086
Other Assets and Liabilities, Net - (3.5%)		(24,365)

Total Net Assets - 100.0%		$693,721

JNL/Eagle SmallCap Equity Fund **

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 17.3%
Belmond Ltd. - Class A (c)	1,629	$20,150
Deckers Outdoor Corp. (c)	154	14,035
Genesco Inc. (c)	582	44,613
HomeAway Inc. (c)	400	11,909
Steven Madden Ltd. (c)	368	11,706
Universal Electronics Inc. (c)	517	33,607
Vitamin Shoppe Inc. (c)	641	31,118
Other Securities		69,019

		236,157

CONSUMER STAPLES - 3.9%
Natural Grocers by Vitamin Cottage Inc. (c) (e)	511	14,383
WhiteWave Foods Co. - Class A (c)	510	17,856
Other Securities		21,203

		53,442

ENERGY - 3.7%
Gulfport Energy Corp. (c)	336	14,014
Rice Energy Inc. (c)	700	14,669
Other Securities		21,507

		50,190

FINANCIALS - 8.1%
Geo Group Inc.	443	17,867
Home Loan Servicing Solutions Ltd. (e)	718	14,017

	Shares/Par (t)	Value
MGIC Investment Corp. (c)	1,272	11,857
Stifel Financial Corp. (c)	359	18,312
UMB Financial Corp.	223	12,715
Other Securities		35,921

		110,689

HEALTH CARE - 23.4%
Acorda Therapeutics Inc. (c)	436	17,812
Centene Corp. (c)	279	29,010
Isis Pharmaceuticals Inc. (c) (e)	188	11,628
MedAssets Inc. (c)	612	12,102
Ophthotech Corp. (c) (e)	294	13,206
Receptos Inc. (c)	124	15,141
Sirona Dental Systems Inc. (c)	153	13,388
Spectranetics Corp. (c)	445	15,383
Team Health Holdings Inc. (c)	255	14,659
Other Securities		175,679

		318,008

INDUSTRIALS - 14.4%
Colfax Corp. (c)	286	14,765
Hexcel Corp. (c)	573	23,790
JetBlue Airways Corp. (c) (e)	1,889	29,961
Landstar System Inc.	208	15,089
Trex Co. Inc. (c)	409	17,422
Waste Connections Inc.	422	18,567
Woodward Governor Co.	254	12,507
Other Securities		64,181

		196,282

INFORMATION TECHNOLOGY - 23.2%
Cavium Inc. (c)	468	28,918
Coherent Inc. (c)	214	12,991
Cornerstone OnDemand Inc. (c) (e)	395	13,895
Demandware Inc. (c)	261	15,034
FireEye Inc. (c) (e)	422	13,342
Fortinet Inc. (c)	506	15,502
Guidewire Software Inc. (c)	257	13,000
Imperva Inc. (c) (e)	426	21,049
IPG Photonics Corp. (c) (e)	265	19,840
Palo Alto Networks Inc. (c)	113	13,886
Qualys Inc. (c)	471	17,787
Trulia Inc. (c) (e)	296	13,628
Ultimate Software Group Inc. (c)	95	13,895
Veeco Instruments Inc. (c)	484	16,890
Other Securities		85,923

		315,580

MATERIALS - 5.9%
Huntsman Corp.	728	16,581
Martin Marietta Materials Inc.	117	12,951
Quaker Chemical Corp.	341	31,405
RTI International Metals Inc. (c) (e)	610	15,401
Other Securities		4,151

		80,489

Total Common Stocks (cost $1,132,538)		1,360,837

SHORT TERM INVESTMENTS - 10.6%

Securities Lending Collateral - 10.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	144,926	144,926

Total Short Term Investments (cost $144,926)		144,926

Total Investments - 110.5% (cost $1,277,464)		1,505,763
Other Assets and Liabilities, Net - (10.5%)		(142,692)

Total Net Assets - 100.0%		$1,363,071

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Eastspring Investments Asia ex-Japan Fund

COMMON STOCKS - 99.0%

CHINA - 28.0%
Bank of China Ltd. - Class H	7,941	$4,457
Belle International Holdings Ltd. (e)	628	705
China Communications Constructions Co. Ltd. - Class H	1,118	1,339
China Construction Bank Corp. - Class H	6,008	4,908
China Merchants Bank Co. Ltd. - Class H	1,585	3,956
China Merchants Holdings International Co. Ltd.	988	3,319
China Mobile Ltd.	433	5,072
China Pacific Insurance Group Co. Ltd. - Class H (e)	537	2,700
China Resources Power Holdings Co. Ltd.	992	2,530
China Shenhua Energy Co. Ltd. - Class H	630	1,858
Dongfeng Motor Group Co. Ltd. - Class H	1,498	2,095
Huabao International Holdings Ltd.	2,788	2,276
Parkson Retail Group Ltd. (e)	3,298	819
PetroChina Co. Ltd. - Class H	2,604	2,891
Wumart Stores Inc. - Class H (e)	1,022	873

		39,798

HONG KONG - 14.1%
Hang Seng Bank Ltd.	137	2,269
Hengan International Group Co. Ltd.	69	719
Jardine Matheson Holdings Ltd.	48	2,911
Li & Fung Ltd.	1,576	1,475
Longfor Properties Co. Ltd.	1,125	1,442
Sino Land Co.	1,156	1,856
Standard Chartered Plc	178	2,646
Sun Hung Kai Properties Ltd.	275	4,160
Wharf Holdings Ltd.	360	2,584

		20,062

INDIA - 9.3%
Axis Bank Ltd.	271	2,147
Cairn India Ltd.	305	1,160
Housing Development Finance Corp.	174	3,122
Infosys Ltd.	129	4,002
Sesa Sterlite Ltd.	592	1,999
Tata Motors Ltd. - Class A	130	689

		13,119

INDONESIA - 2.6%
Bank Negara Indonesia Persero Tbk PT	3,932	1,926
Bank Rakyat Indonesia Persero Tbk PT	1,325	1,245
Salim Ivomas Pratama Tbk PT	9,384	535

		3,706

MALAYSIA - 2.5%
AMMB Holdings Bhd	831	1,561
Genting Bhd	151	381
Genting Malaysia Bhd	1,416	1,644

		3,586

PHILIPPINES - 0.4%
First Gen Corp.	863	490

SINGAPORE - 7.1%
Asian Pay Television Trust	1,748	1,135
CapitaLand Ltd.	616	1,532
DBS Group Holdings Ltd.	168	2,599
Noble Group Ltd.	3,557	3,034
Singapore Telecommunications Ltd.	581	1,705

		10,005

	Shares/Par (t)	Value
SOUTH KOREA - 20.2%
Hana Financial Group Inc.	76	2,213
Hankook Tire Co. Ltd.	44	2,104
Hyundai Engineering & Construction Co. Ltd.	25	955
Hyundai Motor Co.	25	3,860
KT Corp.	120	3,397
LG Corp.	41	2,268
POSCO Inc.	7	1,734
Samsung Electronics Co. Ltd.	8	9,773
SK Innovation Co. Ltd.	31	2,409

		28,713

TAIWAN - 12.0%
Advanced Semiconductor Engineering Inc.	237	281
Compal Electronics Inc.	2,476	1,729
CTBC Financial Holding Co. Ltd.	3,571	2,310
Hon Hai Precision Industry Co. Ltd.	1,116	3,081
Taiwan Semiconductor Manufacturing Co. Ltd.	1,438	6,334
Uni-President Enterprises Corp.	1,470	2,325
Wistron Corp.	1,136	1,024

		17,084

THAILAND - 2.8%
Bangkok Bank PCL	272	1,617
Charoen Pokphand Foods PCL	938	772
PTT Exploration & Production PCL	484	1,637

		4,026

Total Common Stocks (cost $143,611)		140,589

SHORT TERM INVESTMENTS - 1.1%

Investment Companies - 0.1%
JNL Money Market Fund, 0.01% (a) (h)	172	172

Securities Lending Collateral - 1.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	1,424	1,424

Total Short Term Investments (cost $1,596)		1,596

Total Investments - 100.1% (cost $145,207)		142,185
Other Assets and Liabilities, Net - (0.1%)		(201)

Total Net Assets - 100.0%		$141,984

JNL/Eastspring Investments China-India Fund

COMMON STOCKS - 96.8%

CHINA - 42.1%
Bank of China Ltd. - Class H	36,257	$20,350
Belle International Holdings Ltd. (e)	4,371	4,910
China Merchants Bank Co. Ltd.	2,796	6,978
China Merchants Holdings International Co. Ltd.	2,022	6,791
China Mobile Ltd.	620	7,262
China Pacific Insurance Group Co. Ltd. - Class H	3,268	16,441
China Petroleum & Chemical Corp. - Class H	11,098	8,988
China Resources Land Ltd.	2,030	5,335
China Resources Power Holdings Co. Ltd.	2,600	6,632
China Shenhua Energy Co. Ltd. - Class H	2,427	7,162
China Unicom Hong Kong Ltd.	5,241	7,023
CNOOC Ltd.	6,951	9,399
Dongfeng Motor Group Co. Ltd. - Class H	4,882	6,829
Fosun International Ltd. (e)	2,887	3,763
Franshion Properties China Ltd. (e)	27,012	7,709
Huabao International Holdings Ltd.	7,267	5,932

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Industrial & Commercial Bank of China Ltd. - Class H	26,122	19,074
Travelsky Technology Ltd. - Class H	4,200	4,521
Wumart Stores Inc. - Class H (e)	4,400	3,757
Xingda International Holdings Ltd.	6,274	2,233

		161,089
HONG KONG - 4.9%
Guangdong Investment Ltd.	4,364	5,684
Tencent Holdings Ltd.	902	13,057

		18,741
INDIA - 49.8%
Bharat Petroleum Corp. Ltd.	160	1,626
Bharti Airtel Ltd.	717	3,984
Bharti Infratel Ltd.	1,063	5,675
Cairn India Ltd.	1,557	5,933
Coal India Ltd.	1,545	9,361
Container Corp. of India Ltd.	270	5,756
Dr. Reddy’s Laboratories Ltd.	198	10,133
HDFC Bank Ltd.	149	2,240
Housing Development Finance Corp.	614	11,003
ICICI Bank Ltd.	2,030	11,297
Idea Cellular Ltd.	2,325	5,634
Infosys Ltd.	760	23,572
ITC Ltd.	1,479	8,613
Larsen & Toubro Ltd.	468	11,036
LIC Housing Finances Ltd.	959	6,599
Mahindra & Mahindra Financial Services Ltd.	1,114	5,791
Mahindra & Mahindra Ltd.	398	7,746
Mphasis Ltd.	787	4,809
Mundra Port and Special Economic Zone Ltd.	1,565	7,877
Reliance Industries Ltd.	628	8,830
Sesa Sterlite Ltd.	2,120	7,161
Steel Authority of India Ltd.	2,820	3,670
Sun TV Network Ltd.	125	747
Tata Consultancy Services Ltd.	164	6,629
Tata Motors Ltd. - Class A	1,025	5,424
Tata Motors Ltd.	1,166	9,123

		190,269

Total Common Stocks (cost $348,215)		370,099

SHORT TERM INVESTMENTS - 4.3%

Investment Companies - 3.0%
JNL Money Market Fund, 0.01% (a) (h)	11,320	11,320

Securities Lending Collateral - 1.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	4,843	4,843

Total Short Term Investments (cost $16,163)		16,163

Total Investments - 101.1% (cost $364,378)		386,262
Other Assets and Liabilities, Net - (1.1%)		(4,147)

Total Net Assets - 100.0%		$382,115

JNL/Franklin Templeton Global Growth Fund **

COMMON STOCKS - 95.0%

BRAZIL - 0.5%
Other Securities		6,529

CANADA - 2.1%
Talisman Energy Inc.	3,276	25,661

	Shares/Par (t)	Value
CHINA - 2.0%
Other Securities		24,583

DENMARK - 0.5%
Other Securities		6,023

FRANCE - 8.2%
AXA SA	662	15,251
BNP Paribas	255	15,058
Compagnie Generale des Etablissements Michelin	161	14,576
Credit Agricole SA	976	12,603
Sanofi SA	189	17,222
Total SA	278	14,234
Other Securities		12,065

		101,009

GERMANY - 6.2%
Deutsche Lufthansa AG	1,093	18,105
Merck KGaA	172	16,192
Metro AG (c)	429	13,126
Siemens AG	99	11,151
Other Securities		17,319

		75,893

HONG KONG - 0.8%
Other Securities		9,506

IRELAND - 1.4%
CRH Plc	644	15,479
CRH Plc	48	1,143

		16,622

ISRAEL - 2.0%
Teva Pharmaceutical Industries Ltd. - ADR	435	25,011

ITALY - 2.1%
ENI SpA	677	11,861
UniCredit SpA	2,008	12,862
Other Securities		998

		25,721

JAPAN - 2.6%
Nissan Motor Co. Ltd.	1,358	11,844
Toyota Motor Corp.	188	11,697
Other Securities		8,101

		31,642

NETHERLANDS - 5.3%
Akzo Nobel NV (e)	259	17,919
ING Groep NV - CVA (c)	1,124	14,521
Other Securities		32,115

		64,555

PORTUGAL - 0.7%
Other Securities		8,934

RUSSIAN FEDERATION - 0.8%
Other Securities		9,891

SINGAPORE - 1.8%
Singapore Telecommunications Ltd.	3,809	11,181
Other Securities		10,310

		21,491

SOUTH KOREA - 4.5%
POSCO Inc. - ADR (e)	176	11,246
Samsung Electronics Co. Ltd. - GDR (p)	57	34,448
Other Securities		9,454

		55,148

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SPAIN - 1.4%
Telefonica SA	1,175	16,873

SWEDEN - 1.7%
Getinge AB - Class B	483	11,005
Other Securities		9,797

		20,802

SWITZERLAND - 3.6%
Credit Suisse Group AG	518	13,020
Roche Holding AG	73	19,879
Swiss Re AG	129	10,770

		43,669

THAILAND - 0.3%
Other Securities		3,258

TURKEY - 1.2%
Turkcell Iletisim Hizmetleri A/S - ADR (c) (e)	1,013	15,315

UNITED KINGDOM - 10.7%
Aviva Plc	1,602	12,037
GlaxoSmithKline Plc	747	16,018
HSBC Holdings Plc	1,860	17,684
Kingfisher Plc	3,180	16,809
Other Securities		68,629

		131,177

UNITED STATES OF AMERICA - 34.6%
American International Group Inc.	368	20,625
Amgen Inc.	148	23,612
Best Buy Co. Inc.	376	14,655
Cisco Systems Inc.	583	16,203
Citigroup Inc.	487	26,369
Comcast Corp. - Special Class A (e)	471	27,091
CVS Health Corp.	160	15,382
Hewlett-Packard Co.	511	20,494
JPMorgan Chase & Co.	268	16,773
Medtronic Inc.	323	23,313
Merck & Co. Inc.	206	11,723
Microsoft Corp.	715	33,222
Morgan Stanley	545	21,138
Pfizer Inc.	602	18,756
SunTrust Banks Inc.	358	15,015
Twenty-First Century Fox Inc. - Class A	396	15,210
United Parcel Service Inc. - Class B	109	12,164
Walt Disney Co.	116	10,972
Other Securities		81,762

		424,479

Total Common Stocks (cost $1,056,124)		1,163,792

SHORT TERM INVESTMENTS - 10.3%

Investment Companies - 4.9%
JNL Money Market Fund, 0.01% (a) (h)	59,972	59,972

Securities Lending Collateral - 5.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	66,194	66,194

Total Short Term Investments (cost $126,166)		126,166

Total Investments - 105.3% (cost $1,182,290)		1,289,958
Other Assets and Liabilities, Net - (5.3%)		(64,346)

Total Net Assets - 100.0%		$1,225,612

	Shares/Par (t)	Value
JNL/Franklin Templeton Global Multisector Bond Fund **

CORPORATE BONDS AND NOTES - 16.5%

AUSTRALIA - 0.1%
Other Securities		2,332

CANADA - 0.8%
1011778 BC Unltd. Liability Corp., 6.00%, 04/01/22 (r)	2,500	2,563
B2Gold Corp., 3.25%, 10/01/18 (v)	11,440	10,017
Valeant Pharmaceuticals International Inc., 7.50%, 07/15/21 (r)	600	648
Other Securities		2,379

		15,607

CHILE - 0.0%
Other Securities		918

FRANCE - 0.1%
Other Securities		2,232

GERMANY - 0.3%
Faenza GmbH, 8.25%, 08/15/21 (r), EUR	1,500	1,951
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	3,000	3,098
Other Securities		1,047

		6,096

INDIA - 0.0%
Other Securities		207

ITALY - 0.2%
Wind Acquisition Finance SA
4.75%, 07/15/20 (r)	700	655
7.38%, 04/23/21 (r)	3,000	2,831

		3,486

JAMAICA - 0.2%
Digicel Ltd., 6.00%, 04/15/21 (e) (r)	2,100	1,963
Other Securities		1,326

		3,289

LUXEMBOURG - 0.3%
CHC Helicopter SA, 9.25%, 10/15/20	2,790	2,720
Intelsat Jackson Holdings SA, 5.50%, 08/01/23	1,600	1,590
Other Securities		2,118

		6,428

NETHERLANDS - 0.3%
InterGen NV, 7.00%, 06/30/23 (r)	3,000	2,850
Other Securities		2,664

		5,514

RUSSIAN FEDERATION - 0.5%
Alfa Bank OJSC Via Alfa Bond Issuance Plc
7.88%, 09/25/17 (r)	4,800	4,467
7.75%, 04/28/21 (r)	5,750	4,866

		9,333

SOUTH AFRICA - 0.6%
Edcon Holdings Pty Ltd., 13.38%, 06/30/19 (r), EUR	12,600	5,336
Edcon Pty Ltd.
9.50%, 03/01/18 (e) (r)	1,650	1,287
9.50%, 03/01/18 (e) (r), EUR	7,150	6,792

		13,415

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SOUTH KOREA - 4.7%
Korea Monetary Stabilization Bond
0.00%,01/13/15 (j), KRW	12,371,700	11,248
2.13%, 10/08/15, KRW	8,591,400	7,819
2.90%, 12/02/15, KRW	14,356,500	13,156
2.80%, 04/02/16, KRW	33,731,020	30,953
2.79%, 06/02/16, KRW	5,063,000	4,651
2.46%, 08/02/16, KRW	16,064,100	14,694
2.22%, 10/02/16, KRW	6,297,100	5,741
2.07%, 12/02/16, KRW	9,779,000	8,891

		97,153

SPAIN - 0.2%
Other Securities		3,969

SWEDEN - 0.1%
Stena AB, 7.00%, 02/01/24 (e) (r)	2,500	2,287
Stena International SA, 5.75%, 03/01/24 (r)	900	846

		3,133

UNITED KINGDOM - 0.5%
Lynx II Corp., 6.38%, 04/15/23 (r)	2,200	2,304
Other Securities		7,542

		9,846

UNITED STATES OF AMERICA - 7.6%
Ally Financial Inc.
7.50% - 8.00%, 12/31/18 - 09/15/20	1,400	1,623
5.13%, 09/30/24	2,100	2,131
Antero Resources Finance Corp., 5.38%, 11/01/21	2,500	2,419
ArcelorMittal, 6.00%, 03/01/21 (l)	2,500	2,600
BMC Software Finance Inc., 8.13%, 07/15/21 (r)	2,500	2,350
Calpine Corp.
5.88% - 7.88%, 01/15/22 - 01/15/24 (r)	2,502	2,718
7.88%, 01/15/23 (p)	90	99
5.75%, 01/15/25 (e)	2,000	2,025
Cemex Finance LLC, 6.00%, 04/01/24 (r)	2,500	2,437
Citigroup Inc., 6.30%, (callable at 100 beginning 05/15/24) (m)	2,400	2,364
Crown Castle International Corp., 5.25%, 01/15/23	2,700	2,754
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	2,700	2,862
5.13%, 07/15/24	400	408
E*TRADE Financial Corp., 6.38%, 11/15/19	2,200	2,332
Energy Transfer Equity LP, 5.88%, 01/15/24	3,000	3,045
Energy Transfer Partners LP, 7.50%, 10/15/20	400	444
Equinix Inc., 5.38%, 04/01/23	3,000	3,000
First Data Corp.
8.25%, 01/15/21 (r)	600	642
11.25%, 01/15/21	130	148
12.63%, 01/15/21	2,200	2,612
Gannett Co. Inc.
5.13%, 07/15/20 (e)	2,600	2,652
5.50%, 09/15/24 (r)	800	802
Goodyear Tire & Rubber Co., 6.50%, 03/01/21	2,500	2,650
HCA Inc.
7.50%, 02/15/22	1,400	1,599
5.88%, 03/15/22	1,800	1,971
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	1,800	1,926
Jaguar Holding Co. I, 9.38%, 10/15/17 (r) (y)	3,100	3,168
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	2,000	1,957
6.00% (callable at 100 beginning 08/01/23) (m)	1,900	1,876

	Shares/Par (t)	Value
MGM Resorts International
7.50%, 06/01/16	500	528
7.75%, 03/15/22 (e)	2,000	2,215
6.00%, 03/15/23	500	503
Navistar International Corp., 8.25%, 11/01/21 (e)	2,500	2,466
PBF Holding Co. LLC, 8.25%, 02/15/20	2,500	2,512
PVR Partners LP, 6.50%, 05/15/21	2,200	2,222
Regency Energy Partners LP
5.88%, 03/01/22	2,000	1,995
5.00%, 10/01/22	700	662
Reynolds Group Issuer Inc.
9.00%, 04/15/19	3,300	3,415
9.88%, 08/15/19	300	318
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	2,000	1,965
5.63% - 6.25%, 03/15/22 - 04/15/23	1,700	1,696
Terex Corp., 6.00%, 05/15/21	2,100	2,142
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (r)	1,800	1,881
5.63%, 12/01/21 (r)	200	202
Other Securities		74,317

		156,653

Total Corporate Bonds and Notes (cost $369,710)		339,611

GOVERNMENT AND AGENCY OBLIGATIONS - 57.0%

BRAZIL - 4.4%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/18 (s), BRL	13,460	12,618
6.00%, 05/15/19 - 08/15/24 (s), BRL	7,640	7,186
6.00%, 08/15/22 (s), BRL	14,680	13,771
Brazil Letras do Tesouro Nacional
0.00%, 10/01/15 - 10/01/16 (j), BRL	24,990	8,063
0.00%, 01/01/16 (j), BRL	49,640	16,529
0.00%, 01/01/17 (j), BRL	39,820	11,747
0.00%, 01/01/18 (j), BRL	24,150	6,342
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/19 - 01/01/23, BRL	42,060	14,296

		90,552

CANADA - 0.5%
Canada Government Bond
1.00%, 02/01/15, CAD	9,169	7,892
1.50%, 08/01/15, CAD	1,470	1,269

		9,161

ECUADOR - 0.5%
Ecuador Government International Bond, 7.95%, 06/20/24 (r)	12,480	10,670

GHANA - 1.9%
Ghana Government Bond
14.99% - 26.00%, 02/23/15 - 08/21/17 (i), GHS	50,955	15,897
21.00%, 10/26/15 (i), GHS	33,913	10,274
19.04%, 09/24/18 (i), GHS	27,610	7,813
Republic of Ghana, 7.88%, 08/07/23 (r)	4,950	4,579

		38,563

HUNGARY - 7.8%
Hungary Government Bond
5.50% - 7.75%, 08/24/15 - 02/24/17, HUF	106,830	432
6.75%, 11/24/17, HUF	2,208,560	9,431
4.00% - 6.50%, 04/25/18 - 06/24/19, HUF	1,951,330	8,246
5.50%, 12/20/18, HUF	3,534,630	14,790
7.50%, 11/12/20, HUF	2,576,490	12,029
7.00%, 06/24/22, HUF	6,064,170	28,463

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.50%, 06/24/25, HUF	5,035,460	22,187
Hungary Government International Bond
4.38%, 07/04/17 (p), EUR	5,000	6,484
5.75%, 06/11/18 (p), EUR	5,500	7,587
5.38%, 02/21/23	27,100	29,200
6.00%, 11/24/23 (e), HUF	4,659,800	21,109

		159,958

ICELAND - 0.2%
Other Securities		3,138

INDIA - 2.0%
India Government Bond
7.16% - 8.35%, 06/03/19 - 05/20/23, INR	924,800	14,547
8.83%, 11/25/23, INR	1,020,400	17,016
8.28%, 09/21/27, INR	123,100	1,993
8.60%, 06/02/28, INR	422,400	7,087

		40,643

IRELAND - 4.5%
Ireland Government Bond
4.50% - 5.90%, 10/18/19 - 04/18/20, EUR	2,183	3,247
5.00%, 10/18/20, EUR	5,846	8,851
5.40%, 03/13/25, EUR	48,111	80,215

		92,313

KENYA - 0.5%
Kenya Government International Bond, 6.88%, 06/24/24 (r)	10,710	11,219

LATVIA - 0.2%
Other Securities		4,948

LITHUANIA - 0.2%
Other Securities		4,699

MALAYSIA - 2.0%
Malaysia Government Bond
3.74%, 02/27/15, MYR	56,875	16,275
3.84%, 08/12/15, MYR	47,115	13,506
4.72%, 09/30/15, MYR	25,658	7,398
3.20%, 10/15/15, MYR	13,890	3,961

		41,140

MEXICO - 3.7%
Mexico Bonos
6.00%, 06/18/15, MXN	313,458	21,528
8.00%, 12/17/15, MXN	222,925	15,777
6.25%, 06/16/16, MXN	508,950	35,786
7.25%, 12/15/16, MXN	19,370	1,400
Mexico Government Inflation Indexed Bond
3.50% - 5.00%, 06/16/16 - 12/14/17 (n), MXN	14,226	1,027
2.50% - 4.00%, 06/13/19 - 12/10/20 (n), MXN	9,105	655

		76,173

PHILIPPINES - 0.5%
Philippine Government Bond
7.00% - 9.13%, 01/27/16 - 09/04/16, PHP	3,220	77
1.63%, 04/25/16, PHP	460,670	10,189

		10,266

POLAND - 3.5%
Poland Government Bond
5.00% - 6.25%, 04/25/15 - 04/25/16, PLN	18,217	5,325
0.00%,07/25/15 (j), PLN	76,495	21,405
0.00%,01/25/16 (j), PLN	105,644	29,286
0.00%,07/25/16 (j), PLN	10,420	2,862
4.75%, 10/25/16, PLN	45,065	13,388

		72,266

	Shares/Par (t)	Value
PORTUGAL - 2.5%
Portugal Government International Bond, 5.13%, 10/15/24 (r)	47,970	50,393
Portugal Obrigacoes do Tesouro OT
4.95%, 10/25/23 (p), EUR	322	460
5.65%, 02/15/24 (p), EUR	805	1,205

		52,058

SERBIA - 3.9%
Republic of Serbia
10.00%, 03/01/15, RSD	104,000	1,040
4.88%, 02/25/20 (r)	4,280	4,273
7.25%, 09/28/21 (r)	14,790	16,566
Serbia Treasury Bond
10.00%, 04/27/15 - 11/08/17, RSD	1,600,320	16,138
10.00%, 09/14/15, RSD	693,100	6,997
10.00%, 07/10/17, RSD	1,306,900	13,114
10.00%, 11/21/18 - 09/11/21, RSD	527,110	4,857
10.00%, 08/21/19, RSD	1,852,570	18,054

		81,039

SINGAPORE - 0.0%
Other Securities		266

SLOVENIA - 1.1%
Slovenia Government International Bond
5.50%, 10/26/22 (r)	9,006	9,985
5.85%, 05/10/23 (r)	11,615	13,133

		23,118

SOUTH KOREA - 7.2%
Korea Monetary Stabilization Bond
2.74%, 02/02/15, KRW	22,958,390	20,899
2.47%, 04/02/15, KRW	31,819,150	28,977
2.76%, 06/02/15, KRW	3,545,700	3,235
2.80%, 08/02/15, KRW	43,504,640	39,741
Korea Treasury Bond
3.00% - 4.50%, 03/10/15 - 12/10/16, KRW	10,406,200	9,601
2.75%, 12/10/15, KRW	23,891,140	21,869
2.75%, 06/10/16, KRW	27,275,600	25,038

		149,360

SRI LANKA - 0.6%
Other Securities		12,800

SWEDEN - 1.3%
Sweden Government Bond, 4.50%, 08/12/15, SEK	204,810	26,967

UKRAINE - 2.4%
Ukraine Government International Bond
6.25% - 6.58%, 06/17/16 - 11/21/16 (r)	1,276	808
9.25%, 07/24/17 (e) (r)	17,880	10,907
6.75%, 11/14/17 (e) (r)	7,360	4,554
7.75%, 09/23/20 (r)	1,357	814
7.95%, 02/23/21 (e) (r)	9,700	5,917
7.80%, 11/28/22 (r)	21,300	12,993
7.50%, 04/17/23 (e) (r)	22,130	13,057
Other Securities		60

		49,110

URUGUAY - 5.6%
Uruguay Government International Inflation Indexed Bond
5.00%, 09/14/18 (n), UYU	37,938	1,591
3.70% - 4.38%, 04/05/27 - 06/26/37 (n), UYU	142,333	5,718
4.38%, 12/15/28 (n), UYU	645,696	26,658
Uruguay Inflation Indexed Notas del Tesoro
2.75% - 4.00%, 06/14/15 - 06/16/16 (n), UYU	214,290	8,657
2.25%, 08/23/17 (n), UYU	991,558	38,394

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
2.50% - 4.00%, 01/27/19 - 09/27/22 (n), UYU	164,674	6,326
4.00%, 05/25/25 (n), UYU	58,568	2,314
Uruguay Notas del Tesoro
10.25% - 11.00%, 03/21/15 - 03/21/17, UYU	325,032	13,135
9.50%, 01/27/16, UYU	193,083	7,933
Other Securities		4,389

		115,115

Total Government and Agency Obligations (cost $1,258,069)		1,175,542

COMMON STOCKS - 0.0%

UNITED KINGDOM - 0.0%
Other Securities		278

Total Common Stocks (cost $466)		278

PREFERRED STOCKS - 0.0%

UNITED KINGDOM - 0.0%
Other Securities		618

Total Preferred Stocks (cost $1,030)		618

SHORT TERM INVESTMENTS - 26.0%

Investment Companies - 6.5%
JNL Money Market Fund, 0.01% (a) (h)	134,062	134,062

Securities Lending Collateral - 3.9%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	80,502	80,502

Treasury Securities - 15.6%
Bank Negara Malaysia Monetary Note
0.80% - 0.96%, 01/08/15 - 11/03/15, MYR	268,575	75,964
0.85%, 03/03/15, MYR	120,570	34,293
0.88%, 08/11/15, MYR	98,830	27,682
Canada Treasury Bill, 0.75% - 0.77%, 02/12/15 - 04/23/15, CAD	17,579	15,110
Mexico Cetes, 0.20% - 0.22%, 03/19/15 - 12/10/15, MXN	94,064	62,946
Monetary Authority of Singapore
0.21% - 0.34%, 01/02/15 - 02/23/15, SGD	33,757	25,468
0.26%, 01/30/15, SGD	26,290	19,840
0.84%, 03/27/15, SGD	31,900	24,044
Monetary Regulation Bill, 0.51% - 0.52%, 06/05/15 - 07/10/15, UYU	5,220	200
Philippine Treasury Bill, 0.03%, 05/06/15 - 12/02/15, PHP	47,120	1,031
Serbia Treasury Bill, 0.08%, 06/25/15 - 07/24/15, RSD	396,090	3,788
Uruguay Treasury Bill, 0.34% - 0.56%, 03/26/15 - 11/03/16, UYU	862,732	32,218

		322,584

Total Short Term Investments (cost $555,859)		537,148

Total Investments - 99.5% (cost $2,185,134)		2,053,197
Other Assets and Liabilities, Net - 0.5%		11,259

Total Net Assets - 100.0%		$2,064,456

JNL/Franklin Templeton Income Fund **

COMMON STOCKS - 49.0%

CONSUMER DISCRETIONARY - 3.4%
General Motors Co.	704	$24,580
Target Corp.	587	44,536
Other Securities		23,782

		92,898

	Shares/Par (t)	Value
CONSUMER STAPLES - 0.7%
PepsiCo Inc.	187	17,673

ENERGY - 7.6%
BP Plc - ADR	1,081	41,189
Chevron Corp.	279	31,253
Exxon Mobil Corp.	163	15,032
Royal Dutch Shell Plc - ADR	700	46,865
Other Securities		72,474

		206,813

FINANCIALS - 3.0%
Bank of America Corp.	241	4,315
JPMorgan Chase & Co.	286	17,873
MetLife Inc.	288	15,567
Wells Fargo & Co.	400	21,928
Other Securities		20,554

		80,237

HEALTH CARE - 3.9%
Johnson & Johnson	150	15,685
Merck & Co. Inc.	422	23,954
Pfizer Inc.	1,198	37,321
Other Securities		29,672

		106,632

INDUSTRIALS - 4.3%
General Electric Co.	1,443	36,457
Lockheed Martin Corp.	91	17,505
Other Securities		63,496

		117,458

INFORMATION TECHNOLOGY - 4.3%
Apple Inc.	214	23,566
Cisco Systems Inc.	561	15,610
Intel Corp.	753	27,315
Microsoft Corp.	465	21,609
Other Securities		27,866

		115,966

MATERIALS - 7.1%
BHP Billiton Plc	1,045	22,396
Dow Chemical Co.	775	35,325
E.I. du Pont de Nemours & Co.	353	26,108
LyondellBasell Industries NV - Class A	200	15,878
Rio Tinto Plc - ADR (e)	904	41,624
Other Securities		51,994

		193,325

TELECOMMUNICATION SERVICES - 2.6%
AT&T Inc.	946	31,773
Verizon Communications Inc.	468	21,884
Other Securities		15,916

		69,573

UTILITIES - 12.1%
Dominion Resources Inc.	300	23,085
Duke Energy Corp.	471	39,381
Entergy Corp.	200	17,496
Exelon Corp.	1,138	42,193
NextEra Energy Inc.	233	24,790
PG&E Corp.	680	36,193
Southern Co.	783	38,432
Other Securities		104,757

		326,327

Total Common Stocks (cost $1,167,889)		1,326,902

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
EQUITY LINKED STRUCTURED NOTES - 3.4%

CONSUMER DISCRETIONARY - 0.5%
Morgan Stanley Equity Linked Note (Ford Motor Co.) (r)	800	12,601

CONSUMER STAPLES - 0.3%
Citigroup Inc. Equity Linked Note (Whole Foods Market Inc.) (r)	185	8,197

ENERGY - 1.0%
Barclays Bank Plc Equity Linked Note (Anadarko Petroleum Corp.) (r)	75	6,364
JPMorgan Chase & Co. Equity Linked Note (Andarko Petroleum Corp.) (r)	110	9,084
Other Securities		11,617

		27,065

FINANCIALS - 0.5%
Goldman Sachs Group Inc. Equity Linked Note (Bank of America Corp.) (r)	828	14,703

INFORMATION TECHNOLOGY - 0.9%
Merrill Lynch International & Co. Equity Linked Note (Freescale Semiconductor, Inc.) (r)	360	8,143
Merrill Lynch International & Co. Equity Linked Note (Intel Corp.) (r)	410	14,849

		22,992

MATERIALS - 0.2%
Wells Fargo & Co. Equity Linked Note (Freeport-McMoRan Inc.) (r)	250	6,202

Total Equity Linked Structured Notes (cost $96,277)		91,760

PREFERRED STOCKS - 2.8%

ENERGY - 0.5%
Chesapeake Energy Corp., 5.75% (m) (r) (v)	5	4,607
Other Securities		8,883

		13,490

FINANCIALS - 1.2%
Bank of America Corp., 7.25% - Series L (m) (v)	12	13,804
Morgan Stanley, 6.38%, (callable at 25 beginning 10/15/24) (m)	125	3,164
Wells Fargo & Co., 7.50% - Series L (m) (v)	10	12,150
Other Securities		3,890

		33,008

INDUSTRIALS - 0.1%
Other Securities		1,405

MATERIALS - 0.6%
Alcoa Inc., 5.38% (e)	300	15,135
Other Securities		2,076

		17,211

UTILITIES - 0.4%
Dominion Resources Inc., 6.13% (e) (v)	37	2,190
Dominion Resources Inc., 6.00% (v)	37	2,194
Dominion Resources Inc., 6.38% - Class A	70	3,615
NextEra Energy Inc., 5.89% (v)	48	3,200

		11,199

Total Preferred Stocks (cost $90,227)		76,313

WARRANTS - 0.0%
Other Securities		133

Total Warrants (cost $769)		133

	Shares/Par (t)	Value
CORPORATE BONDS AND NOTES - 39.9%

CONSUMER DISCRETIONARY - 7.1%
Clear Channel Communications Inc.
9.00%, 12/15/19 (e)	2,356	2,321
12.00%, 02/01/21 (e) (y)	1,122	915
9.00%, 03/01/21	16,000	15,680
9.00%, 09/15/22 (e) (r)	7,300	7,154
IHeartCommunications Inc. Term Loan, 6.92%, 01/30/19 (i)	20,000	18,814
Other Securities		147,462

		192,346

CONSUMER STAPLES - 1.8%
JBS USA LLC
8.25%, 02/01/20 (r)	1,700	1,789
7.25%, 06/01/21 (r)	3,700	3,811
7.25%, 06/01/21 (r)	3,500	3,605
5.88%, 07/15/24 (r)	8,500	8,351
Other Securities		30,981

		48,537

ENERGY - 9.5%
Chesapeake Energy Corp.
6.50%, 08/15/17 (e)	4,000	4,260
7.25%, 12/15/18	5,000	5,475
5.75%, 03/15/23	3,500	3,605
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	7,500	7,369
6.25%, 03/15/22	7,500	7,612
5.75%, 05/15/24	4,300	4,219
Other Securities		223,466

		256,006

FINANCIALS - 4.2%
Bank of America Corp., 8.13%, (callable at 100 beginning 05/15/18) (m)	1,000	1,079
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (m)	6,500	6,338
5.95% (callable at 100 beginning 01/30/23) (m)	7,000	6,895
6.30% (callable at 100 beginning 05/15/24) (m)	10,600	10,441
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	12,000	11,741
5.15% (callable at 100 beginning 05/01/23) (m)	2,000	1,884
6.10% (callable at 100 beginning 10/01/24) (m)	10,000	9,975
7.90% (callable at 100 beginning 04/30/18) (m)	11,500	12,377
Morgan Stanley, 5.50%, 01/26/20 (e)	5,000	5,626
Wells Fargo & Co., 5.90%, (callable at 100 beginning 06/15/24) (m)	4,700	4,735
Other Securities		43,569

		114,660

HEALTH CARE - 3.2%
HCA Inc.
6.50%, 02/15/20	4,300	4,818
7.50%, 02/15/22	4,100	4,684
4.75%, 05/01/23	2,500	2,544
5.88%, 05/01/23	7,500	7,903
5.00%, 03/15/24	7,000	7,192
5.25%, 04/15/25 (e)	3,000	3,135
Tenet Healthcare Corp.
5.00%, 03/01/19 (r)	1,300	1,302

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.50%, 03/01/19 (r)	4,500	4,601
8.00%, 08/01/20	3,404	3,591
4.38%, 10/01/21	9,500	9,429
8.13%, 04/01/22	9,800	10,951
Other Securities		26,850

		87,000

INDUSTRIALS - 2.7%
Other Securities		72,992

INFORMATION TECHNOLOGY - 2.7%
First Data Corp.
8.25%, 01/15/21 (r)	15,914	17,028
12.63%, 01/15/21	11,000	13,063
8.75%, 01/15/22 (r) (y)	3,198	3,438
First Data Corp. Extended Term Loan, 3.67%, 03/24/18 (i)	9,123	8,935
Other Securities		29,075

		71,539

MATERIALS - 2.2%
Cemex Finance LLC
9.38%, 10/12/22 (r)	1,800	2,007
6.00%, 04/01/24 (r)	3,000	2,925
Cemex SAB de CV
9.00%, 01/11/18 (r)	1,288	1,327
3.75%, 03/15/18 (v)	1,525	1,839
5.88%, 03/25/19 (e) (r)	2,000	2,030
7.25%, 01/15/21 (r)	6,000	6,285
Other Securities		43,867

		60,280

TELECOMMUNICATION SERVICES - 4.4%
Sprint Nextel Corp.
9.13%, 03/01/17	3,300	3,630
8.38%, 08/15/17	90	97
9.00%, 11/15/18 (r)	7,500	8,530
7.00%, 08/15/20 (e)	5,000	5,000
11.50%, 11/15/21	7,500	9,019
T-Mobile USA Inc.
6.54%, 04/28/20	6,700	6,918
6.00%, 03/01/23	10,000	10,025
6.63%, 04/01/23	7,500	7,680
Verizon Communications Inc.
5.15%, 09/15/23	3,400	3,754
6.55%, 09/15/43	3,700	4,740
Other Securities		59,157

		118,550

UTILITIES - 2.1%
Calpine Corp.
6.00%, 01/15/22 (r)	2,400	2,556
5.38%, 01/15/23 (e)	7,000	7,070
7.88%, 01/15/23 (r)	2,096	2,311
5.75%, 01/15/25	6,500	6,581
Dynegy Finance I Inc.
6.75%, 11/01/19 (r)	15,000	15,262
7.38%, 11/01/22 (r)	10,000	10,175
Other Securities		13,030

		56,985

Total Corporate Bonds and Notes (cost $1,127,021)		1,078,895

OTHER EQUITY INTERESTS - 0.0%
General Motors Co. (c) (f) (u)	100	1
Other Securities		—

Total Other Equity Interests (cost $14)		1

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 10.3%

Investment Companies - 3.0%
JNL Money Market Fund, 0.01% (a) (h)	80,912	80,912

Securities Lending Collateral - 7.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	197,127	197,127

Total Short Term Investments (cost $278,039)		278,039

Total Investments - 105.4% (cost $2,760,236)		2,852,043
Other Assets and Liabilities, Net - (5.4%)		(146,650)

Total Net Assets - 100.0%		$2,705,393

JNL/Franklin Templeton International Small Cap Growth Fund **

COMMON STOCKS - 95.2%

AUSTRALIA - 0.1%
Other Securities		552

AUSTRIA - 0.2%
Other Securities		1,046

BELGIUM - 2.7%
RHJ International (c) (e)	1,715	9,565
Other Securities		2,382

		11,947

BERMUDA - 2.9%
Arch Capital Group Ltd. (c)	184	10,863
Axis Capital Holdings Ltd.	46	2,345

		13,208

BRAZIL - 0.3%
Other Securities		1,233

CANADA - 5.6%
Fairfax Financial Holdings Ltd.	28	14,672
Other Securities		10,308

		24,980

CHINA - 1.0%
Other Securities		4,559

DENMARK - 1.1%
ISS A/S (c)	173	4,971

FINLAND - 5.3%
Amer Sports Oyj - Class A	140	2,716
Huhtamaki Oyj	119	3,140
Uponor Oyj (e)	658	9,124
Valmet Corp.	735	9,074

		24,054

FRANCE - 4.0%
Beneteau SA (c)	703	9,882
Euler Hermes SA	61	6,287
Other Securities		1,758

		17,927

GERMANY - 2.1%
Gerresheimer AG	49	2,659
Other Securities		6,982

		9,641

GREECE - 0.1%
Other Securities		392

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
HONG KONG - 3.2%
Techtronic Industries Co.	1,070	3,431
VTech Holdings Ltd. (e)	221	3,168
Other Securities		7,697

		14,296

INDIA - 0.1%
Other Securities		566

IRELAND - 9.8%
C&C Group Plc	2,109	9,238
Dalata Hotel Group Plc (c)	834	2,966
Grafton Group Plc	1,472	14,567
Green REIT plc (c)	4,472	6,926
Irish Continental Group Plc	1,664	6,546
Irish Residential Properties REIT Plc (c)	3,000	3,844

		44,087

ITALY - 2.8%
Prysmian SpA	542	9,880
Other Securities		2,587

		12,467

JAPAN - 9.3%
Aderans Holdings Co. Ltd.	801	7,536
Asatsu-DK Inc. (e)	277	6,672
Asics Corp.	141	3,392
Kobayashi Pharmaceutical Co. Ltd. (e)	45	2,589
Sankyo Co. Ltd.	119	4,089
Sumitomo Rubber Industries Inc.	177	2,628
Other Securities		15,102

		42,008

LUXEMBOURG - 0.4%
Other Securities		1,788

NETHERLANDS - 7.0%
Aalberts Industries NV	90	2,652
Arcadis NV	79	2,361
Sligro Food Group NV	306	11,563
TNT NV	1,784	11,895
Other Securities		2,841

		31,312

NORWAY - 0.9%
Other Securities		4,052

PHILIPPINES - 0.6%
Other Securities		2,686

RUSSIAN FEDERATION - 0.0%
Other Securities		180

SINGAPORE - 2.1%
ARA Asset Management Ltd.	4,269	5,465
Straits Trading Co. Ltd. (e)	1,897	4,161

		9,626

SOUTH KOREA - 3.1%
Halla Visteon Climate Control Corp.	57	2,505
Other Securities		11,336

		13,841

SPAIN - 2.9%
Lar Espana Real Estate Socimi SA (c)	375	4,137
Zardoya Otis SA (e)	483	5,352
Other Securities		3,595

		13,084
SWEDEN - 0.6%
Other Securities		2,698

	Shares/Par (t)	Value
SWITZERLAND - 1.1%
Panalpina Welttransport Holding AG (e)	19	2,597
Other Securities		2,286

		4,883

TAIWAN - 1.5%
Giant Manufacturing Co. Ltd.	263	2,324
Other Securities		4,443

		6,767

THAILAND - 0.2%
Other Securities		835

UNITED KINGDOM - 20.5%
Alent Plc	1,968	9,848
Carpetright Plc (c)	1,007	6,285
Greggs Plc	237	2,703
Headlam Group Plc	1,365	9,359
Kennedy Wilson Europe Real Estate Plc	786	12,926
Man Group Plc	1,145	2,849
Michael Page International Plc	1,773	11,304
Morgan Sindall Group Plc	443	4,215
Serco Group Plc (e)	1,398	3,502
Sthree Plc	987	4,538
Vesuvius Plc	1,508	10,430
Other Securities		14,420

		92,379

UNITED STATES OF AMERICA - 3.7%
RenaissanceRe Holdings Ltd.	135	13,085
Other Securities		3,338

		16,423

Total Common Stocks (cost $424,331)		428,488

PREFERRED STOCKS - 0.3%

GERMANY - 0.3%
Other Securities		1,253

Total Preferred Stocks (cost $1,480)		1,253

RIGHTS - 0.0%

SOUTH KOREA - 0.0%
Other Securities		39

Total Rights (cost $0)		39

INVESTMENT COMPANIES - 0.3%
Other Securities		1,294

Total Investment Companies (cost $1,315)		1,294

SHORT TERM INVESTMENTS - 9.2%

Investment Companies - 4.1%
JNL Money Market Fund, 0.01% (a) (h)	18,329	18,329

Securities Lending Collateral - 5.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	22,843	22,843

Total Short Term Investments (cost $41,172)		41,172

Total Investments - 105.0% (cost $468,298)		472,246
Other Assets and Liabilities, Net - (5.0%)		(22,478)

Total Net Assets - 100.0%		$449,768

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Franklin Templeton Mutual Shares Fund **

COMMON STOCKS - 84.6%

CONSUMER DISCRETIONARY - 9.9%
CBS Corp. - Class B	269	$14,910
General Motors Co.	506	17,659
Reed Elsevier Plc	959	16,376
Time Warner Cable Inc.	136	20,703
Twenty-First Century Fox Inc. - Class B	700	25,838
Other Securities		25,447

		120,933

CONSUMER STAPLES - 10.3%
Altria Group Inc.	312	15,361
British American Tobacco Plc	368	19,946
CVS Health Corp.	125	12,073
Imperial Tobacco Group Plc	287	12,655
Kroger Co.	281	18,040
Lorillard Inc.	306	19,232
PepsiCo Inc.	139	13,103
Other Securities		15,469

		125,879

ENERGY - 8.5%
Apache Corp.	234	14,640
Baker Hughes Inc.	234	13,142
Marathon Oil Corp.	484	13,685
Royal Dutch Shell Plc - Class A	571	19,024
Other Securities		44,329

		104,820

FINANCIALS - 18.7%
ACE Ltd.	151	17,313
Alleghany Corp. (c)	32	14,687
Allstate Corp.	182	12,781
American International Group Inc.	416	23,286
Citigroup Inc.	280	15,147
JPMorgan Chase & Co.	287	17,987
MetLife Inc.	236	12,784
PNC Financial Services Group Inc.	280	25,561
SunTrust Banks Inc.	235	9,827
White Mountains Insurance Group Ltd.	17	10,798
Other Securities		70,083

		230,254

HEALTH CARE - 14.1%
CIGNA Corp.	139	14,335
Eli Lilly & Co.	204	14,058
Hospira Inc. (c)	207	12,700
Medtronic Inc.	546	39,398
Merck & Co. Inc.	607	34,496
Stryker Corp.	155	14,579
Teva Pharmaceutical Industries Ltd. - ADR	513	29,487
Walgreens Boots Alliance Inc.	178	13,573

		172,626

INDUSTRIALS - 4.2%
A P Moller - Maersk A/S - Class B	8	15,156
Huntington Ingalls Industries Inc.	119	13,373
Other Securities		23,422

		51,951

INFORMATION TECHNOLOGY - 12.1%
Apple Inc.	249	27,521
Cisco Systems Inc.	666	18,532
Hewlett-Packard Co.	283	11,356
Microsoft Corp.	790	36,679

	Shares/Par (t)	Value
Symantec Corp.	828	21,237
Xerox Corp.	1,270	17,609
Other Securities		16,149

		149,083

MATERIALS - 4.2%
Freeport-McMoran Inc. - Class B	495	11,558
International Paper Co.	324	17,337
MeadWestvaco Corp.	256	11,372
Other Securities		11,817

		52,084

TELECOMMUNICATION SERVICES - 1.8%
Vodafone Group Plc	4,421	15,157
Other Securities		7,142

		22,299

UTILITIES - 0.8%
NRG Energy Inc.	371	9,991

Total Common Stocks (cost $818,513)		1,039,920

PREFERRED STOCKS - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Other Securities		7,863

Total Preferred Stocks (cost $9,189)		7,863

CORPORATE BONDS AND NOTES - 5.2%

CONSUMER DISCRETIONARY - 2.3%
Clear Channel Communications Inc., 9.00%, 12/15/19 (i)	7,449	7,337
Clear Channel Communications Inc. Term Loan
6.92%, 01/29/16 (i)	4,339	4,082
7.67%, 07/30/19 (i)	1,395	1,327
Clear Channel Communications Inc. Term Loan B, 3.82%, 01/29/16 (i)	33	33
Clear Channel Communications Inc. Term Loan C, 3.82%, 01/29/16 (i)	3	3
Other Securities		15,891

		28,673

ENERGY - 0.7%
Other Securities		8,667

FINANCIALS - 0.0%
Other Securities		—

INFORMATION TECHNOLOGY - 0.3%
Avaya Inc. Term Loan B-6, 6.50%, 03/31/18 (i)	886	871
Other Securities		2,289

		3,160

TELECOMMUNICATION SERVICES - 1.1%
Avaya Inc.
7.00%, 04/01/19 (r)	2,435	2,374
10.50%, 03/01/21 (r)	8,466	7,238
Avaya Inc. Term Loan B-3, 4.67%, 10/26/17 (i)	3,633	3,479

		13,091

UTILITIES - 0.8%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (d) (r)	4,182	2,959
Texas Competitive Electric Holdings Co. LLC Term Loan, 4.65%, 10/10/17 (d)	11,682	7,540

		10,499

Total Corporate Bonds and Notes (cost $68,416)		64,090

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 0.2%

GOVERNMENT SECURITIES - 0.2%
Municipals - 0.2%
Other Securities		2,987

Total Government and Agency Obligations (cost $3,200)		2,987

OTHER EQUITY INTERESTS - 0.6%
Other Securities		6,712

Total Other Equity Interests (cost $7,419)		6,712

SHORT TERM INVESTMENTS - 8.7%

Investment Companies - 7.9%
JNL Money Market Fund, 0.01% (a) (h)	97,087	97,087

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	9,482	9,482

Total Short Term Investments (cost $106,569)		106,569

Total Investments - 99.9% (cost $1,013,306)		1,228,141
Other Assets and Liabilities, Net - 0.1%		964

Total Net Assets - 100.0%		$1,229,105

JNL/Franklin Templeton Small Cap Value Fund **

COMMON STOCKS - 94.2%

CONSUMER DISCRETIONARY - 20.1%
Brown Shoe Co. Inc.	655	$21,068
Brunswick Corp.	221	11,344
Cato Corp. - Class A	325	13,708
Genesco Inc. (c)	264	20,258
Gentex Corp.	380	13,719
Group 1 Automotive Inc.	279	25,022
Hillenbrand Inc.	637	21,983
La-Z-Boy Inc.	996	26,743
Men’s Wearhouse Inc.	389	17,188
Thor Industries Inc.	450	25,164
Other Securities		35,189

		231,386

CONSUMER STAPLES - 2.5%
Maple Leaf Foods Inc.	1,279	21,434
Other Securities		7,042

		28,476

ENERGY - 7.2%
Bristow Group Inc.	309	20,329
Helix Energy Solutions Group Inc. (c)	473	10,253
Oil States International Inc. (c)	236	11,516
Unit Corp. (c)	435	14,827
Other Securities		25,252

		82,177

FINANCIALS - 10.9%
Aspen Insurance Holdings Ltd.	403	17,635
Hanover Insurance Group Inc.	253	18,016
Montpelier Re Holdings Ltd. (e)	264	9,453
Old Republic International Corp.	623	9,115
StanCorp Financial Group Inc.	340	23,759
Other Securities		46,841

		124,819

	Shares/Par (t)	Value
HEALTH CARE - 5.0%
Hill-Rom Holdings Inc.	254	11,578
STERIS Corp. (e)	424	27,466
Teleflex Inc.	102	11,758
Other Securities		6,727

		57,529

INDUSTRIALS - 29.8%
AAR Corp.	651	18,074
Apogee Enterprises Inc.	317	13,419
Astec Industries Inc.	496	19,482
Carlisle Cos. Inc.	160	14,456
EMCOR Group Inc.	500	22,254
EnerSys Inc.	286	17,639
EnPro Industries Inc. (c)	155	9,728
Granite Construction Inc.	622	23,645
Lincoln Electric Holdings Inc.	199	13,735
Lindsay Corp. (e)	159	13,675
McGrath RentCorp	279	9,994
MSA Safety Inc.	287	15,253
Mueller Industries Inc.	540	18,442
Regal-Beloit Corp.	324	24,380
Simpson Manufacturing Co. Inc.	278	9,626
Universal Forest Products Inc.	403	21,440
Wabash National Corp. (c)	1,307	16,149
Other Securities		60,953

		342,344

INFORMATION TECHNOLOGY - 1.8%
Rofin-Sinar Technologies Inc. (c)	314	9,031
Other Securities		11,975

		21,006

MATERIALS - 16.9%
A. Schulman Inc.	473	19,154
Axiall Corp.	567	24,098
Cabot Corp.	349	15,312
Carpenter Technology Corp.	413	20,345
HB Fuller Co.	510	22,710
Minerals Technologies Inc.	224	15,578
RPM International Inc.	337	17,099
Sensient Technologies Corp.	482	29,095
Stepan Co.	250	10,020
Other Securities		20,259

		193,670

Total Common Stocks (cost $882,296)		1,081,407

CORPORATE BONDS AND NOTES - 0.5%

INDUSTRIALS - 0.5%
Unit Corp., 6.63%, 05/15/21	5,942	5,318

Total Corporate Bonds and Notes (cost $5,737)		5,318

SHORT TERM INVESTMENTS - 6.9%

Investment Companies - 5.3%
JNL Money Market Fund, 0.01% (a) (h)	61,372	61,372

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	18,990	18,990

Total Short Term Investments (cost $80,362)		80,362

Total Investments - 101.6% (cost $968,395)		1,167,087
Other Assets and Liabilities, Net - (1.6%)		(18,587)

Total Net Assets - 100.0%		$1,148,500

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Goldman Sachs Core Plus Bond Fund **
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.7%
ACE Securities Corp. Home Equity Loan Trust Series REMIC, 0.33%, 08/25/36 (i)	$3,030	$2,382
ACIS CLO Ltd.
0.73%, 10/14/22 (i) (r)	900	881
1.15%, 10/14/22 (i) (r)	6,300	6,177
1.65%, 05/01/26 (i) (r)	2,000	1,976
1.71%, 05/01/26 (i) (r)	5,000	4,894
Aire Valley Mortgages Plc
0.34%, 09/20/66 (i), EUR	78	92
0.38%, 09/20/66 (i), EUR	2,397	2,811
0.50%, 09/20/66 (i), EUR	2,398	2,829
REMIC, 0.47%, 09/20/66 (i) (r)	602	580
BlueMountain CLO Ltd., 0.49%, 03/17/21 (i) (r)	3,062	3,026
Carrington Mortgage Loan Trust REMIC, 0.41%, 03/25/36 (i)	3,000	2,430
Granite Master Issuer Plc
0.24%, 12/29/17 (i)	1,180	1,170
0.31%, 12/20/54 (i)	3,077	3,051
REMIC, 0.24%, 12/20/54 (i) (r)	5,253	5,215
GSAA Home Equity Trust REMIC, 0.40%, 05/25/37 (i)	3,800	2,473
Halcyon Loan Advisors Funding Ltd.
2.23%, 04/28/25 (i) (r)	3,800	3,678
1.79%, 04/18/26 (i) (r)	2,550	2,536
Hildene CLO II Ltd., 1.68%, 07/19/26 (i) (r)	9,350	9,238
ICG U.S. CLO Ltd., 1.50%, 04/20/26 (i) (r)	5,300	5,223
Morgan Stanley Capital I Trust REMIC
5.93%, 11/15/17 (i)	150	143
5.48%, 02/12/44 (i)	200	213
Morgan Stanley Mortgage Loan Trust, 2.62% - 2.83%, 08/25/34 - 03/25/36 (i)	1,290	1,077
OCP CLO Ltd., 0.23%, 04/26/26 (i) (r)	5,800	5,636
OFSI Fund VI Ltd., 1.42%, 03/20/25 (i) (r)	5,700	5,599
OFSI Fund VII Ltd., 1.72%, 10/18/26 (i) (r)	1,300	1,281
Sound Point CLO V Ltd., 2.13%, 04/18/26 (i) (r)	3,800	3,634
THL Credit Wind River CLO Ltd., 1.38%, 04/20/25 (i) (r)	4,800	4,693
Trinitas CLO II Ltd., 1.61%, 07/15/26 (i) (r)	2,500	2,441
WhiteHorse VIII Ltd.
1.73%, 05/01/26 (i) (r)	2,400	2,378
2.28%, 05/01/26 (i) (r)	500	483
York CLO Ltd., 1.79%, 01/22/27 (i) (p) (q)	5,400	5,354
Other Securities		30,232

Total Non-U.S. Government Agency Asset- Backed Securities (cost $125,088)		123,826

CORPORATE BONDS AND NOTES - 29.8%

CONSUMER DISCRETIONARY - 4.3%
21st Century Fox America Inc., 3.70%, 09/15/24 (e) (r)	3,425	3,523
Amazon.com Inc., 3.30%, 12/05/21	2,500	2,534
DIRECTV Holdings LLC
3.80%, 03/15/22	2,250	2,289
4.45%, 04/01/24	3,475	3,636
3.95%, 01/15/25	2,900	2,923
Rensselaer Polytechnic Institute, 5.60%, 09/01/20	2,300	2,625
Time Warner Cable Inc.
7.30%, 07/01/38	2,676	3,690
5.88%, 11/15/40	600	715
5.50%, 09/01/41	3,078	3,576

	Shares/Par (t)	Value
Other Securities		16,718

		42,229

CONSUMER STAPLES - 2.2%
Sysco Corp., 3.50%, 10/02/24	3,600	3,710
Other Securities		17,110

		20,820

ENERGY - 2.4%
Enterprise Products Operating LLC
8.38%, 08/01/66 (i)	2,450	2,631
7.03%, 01/15/68 (i)	1,550	1,700
Kinder Morgan Inc., 5.00%, 02/15/21 (r)	2,750	2,861
Other Securities		16,065

		23,257

FINANCIALS - 13.2%
Bank of America Corp.
4.13%, 01/22/24	2,400	2,520
4.00%, 04/01/24	1,675	1,744
6.25% (callable at 100 beginning 09/05/24) (m)	1,125	1,112
6.50% (callable at 100 beginning 10/23/24) (m)	750	763
Developers Diversified Realty Corp., 7.50%, 04/01/17 (e)	2,170	2,431
Education Realty Operating Partnership LP, 4.60%, 12/01/24	2,875	2,946
ERP Operating LP, 4.63%, 12/15/21	2,575	2,817
HSBC Bank USA Credit Linked Note (Nota Do Tesouro Nacional, 6.00%, 08/15/40, Moody’s rating Baa2), (p) (q), BRL	4,840	4,580
HSBC Holdings Plc, 6.38%, (callable at 100 beginning 09/17/24) (m)	1,050	1,061
ING Bank NV, 4.13%, 11/21/23	2,875	2,921
Intesa Sanpaolo SpA
2.38% - 3.13%, 01/15/16 - 01/13/17	2,800	2,838
3.88%, 01/16/18	3,400	3,540
5.02%, 06/26/24 (r)	1,200	1,165
Merrill Lynch & Co. Inc., 6.05%, 05/16/16	1,125	1,192
Morgan Stanley
3.88%, 04/29/24	1,150	1,180
3.70%, 10/23/24	6,625	6,715
Northern Rock Plc, 5.63%, 06/22/17 (r)	7,100	7,780
PNC Preferred Funding Trust II, 1.46%, (callable at 100 beginning 03/15/17) (e) (m) (r)	2,500	2,350
Stadshypotek AB, 1.88%, 10/02/19 (e) (r)	4,300	4,247
SunTrust Banks Inc., 2.35%, 11/01/18	2,775	2,792
Other Securities		71,649

		128,343

HEALTH CARE - 2.4%
Bayer US Finance LLC, 3.00%, 10/08/21 (r)	2,900	2,924
Forest Laboratories Inc.
4.38%, 02/01/19 (r)	4,074	4,304
5.00%, 12/15/21 (r)	1,700	1,841
HCA Inc., 5.88%, 03/15/22	2,150	2,354
Walgreens Boots Alliance Inc.
2.70%, 11/18/19	2,850	2,865
3.80%, 11/18/24	1,375	1,402
Other Securities		8,047

		23,737

INDUSTRIALS - 0.9%
Penske Truck Leasing Co. LP, 2.88%, 07/17/18 (r)	2,400	2,440
Other Securities		6,312

		8,752

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
INFORMATION TECHNOLOGY - 0.4%
Other Securities		3,867

MATERIALS - 0.9%
Other Securities		8,597

TELECOMMUNICATION SERVICES - 2.6%
Verizon Communications Inc.
2.63%, 02/21/20 (r)	4,200	4,152
5.15%, 09/15/23	8,100	8,944
4.15%, 03/15/24	1,575	1,630
6.55%, 09/15/43	866	1,109
Other Securities		9,194

		25,029

UTILITIES - 0.5%
Other Securities		5,153

Total Corporate Bonds and Notes (cost $285,698)		289,784

GOVERNMENT AND AGENCY OBLIGATIONS - 66.2%

GOVERNMENT SECURITIES - 41.5%

Federal Home Loan Bank - 0.7% (w)
Federal Home Loan Bank
1.88%, 03/13/20	1,400	1,407
3.00%, 09/10/21 (e)	3,200	3,355
3.25%, 06/09/23	2,000	2,115

		6,877

Federal National Mortgage Association - 0.6% (w)
Federal National Mortgage Association
0.38%, 03/16/15	800	800
6.25%, 05/15/29	2,600	3,622
6.63%, 11/15/30	900	1,337

		5,759

Municipals - 1.7%
Commonwealth of Puerto Rico
5.25%, 07/01/23	45	35
5.00% - 6.00%, 07/01/26 - 07/01/41	680	492
8.00%, 07/01/35	3,190	2,779
Northstar Education Finance Inc. Student Loan Asset-Backed Note
1.80%, 04/01/42 (i)	2,300	2,148
2.82% - 3.70%, 04/01/42 (i)	1,350	1,261
Puerto Rico Highways and Transportation Authority (insured by Assured Guaranty Municipal Corp.), 5.25%, 07/01/36	40	41
State of California
7.95%, 03/01/36	1,290	1,595
7.63%, 03/01/40	2,390	3,669
Other Securities		4,135

		16,155

Sovereign - 6.2%
Hashemite Kingdom of Jordan Government Bond, 2.50%, 10/30/20	5,000	5,083
International Finance Corp., 0.88%, 06/15/18	6,900	6,783
Israel Government AID Bond
5.50%, 09/18/23	3,700	4,555
5.50%, 12/04/23 (e)	500	617
5.50%, 04/26/24	1,300	1,612
Italy Buoni Poliennali Del Tesoro
1.15%, 05/15/17, EUR	1,880	2,302
4.50%, 02/01/18, EUR	1,510	2,038
5.00%, 09/01/40, EUR	560	895
Kommunalbanken A/S, 1.00%, 09/26/17 (r)	2,300	2,290
Mexico Bonos
6.50% - 8.00%, 06/10/21 - 12/07/23, MXN	13,348	996
7.50% - 8.50%, 06/03/27 - 05/31/29, MXN	8,653	676

	Shares/Par (t)	Value
Mexico Government International Bond, 4.75%, 03/08/44	2,670	2,783
Spain Government Bond
0.50% - 2.10%, 04/30/17 - 10/31/17, EUR	2,900	3,563
4.50%, 01/31/18, EUR	2,860	3,867
4.40%, 10/31/23 (r), EUR	1,200	1,796
5.15%, 10/31/44 (r), EUR	30	52
Tennessee Valley Authority
4.38%, 06/15/15	2,400	2,443
3.88%, 02/15/21	3,700	4,075
4.63% - 5.98%, 04/01/36 - 09/15/60	2,050	2,657
Other Securities		11,251

		60,334

Treasury Inflation Index Securities - 2.3%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.35%, 09/15/19 (n), EUR	2,559	3,343
Spain Government Inflation Indexed Bond, 0.55%, 11/30/19 (n) (r), EUR	1,624	1,979
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/22 (n)	4,301	4,190
0.38%, 07/15/23 (n)	1,938	1,920
0.63%, 01/15/24 (n)	5,230	5,262
2.50%, 01/15/29 (n)	3,041	3,782
1.38%, 02/15/44 (n)	1,936	2,198

		22,674

U.S. Treasury Securities - 30.0%
U.S. Treasury Bond
6.13%, 11/15/27 (o)	21,000	29,882
3.00%, 05/15/42 (o)	7,900	8,309
3.63%, 08/15/43 (o)	36,500	42,950
3.75%, 11/15/43 (o)	11,000	13,231
3.63%, 02/15/44	9,800	11,541
3.38%, 05/15/44	13,200	14,871
3.00%, 11/15/44	9,600	10,089
U.S. Treasury Note
0.25%, 07/31/15	12,000	12,008
0.75%, 01/15/17	26,100	26,118
1.50%, 01/31/19	41,000	41,013
1.63%, 04/30/19	4,100	4,113
1.75%, 09/30/19	13,700	13,777
1.50%, 11/30/19 (e)	15,600	15,498
1.63%, 12/31/19 (e)	19,800	19,771
2.00%, 10/31/21	14,400	14,433
2.13%, 12/31/21 (e)	14,500	14,640

		292,244

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.7%

Federal Home Loan Mortgage Corp. - 2.6%
Federal Home Loan Mortgage Corp.
3.11%, 02/25/23	1,500	1,556
1.57%, 10/25/24 (i)	296	296
3.00% - 7.00%, 03/01/26 - 03/01/43	13,549	14,845
2.83%, 01/01/37 (i)	618	670
6.00%, 11/01/37 - 03/01/39	102	115
REMIC, 3.03%, 10/25/20 (i)	4,700	4,910
REMIC, 1,156.50%, 06/15/21 (p) (q)	—	—
REMIC, 2.78%, 09/25/22	1,696	1,750
REMIC, 3.46%, 08/25/23 (i)	800	850
REMIC, Interest Only, 5.94%, 11/15/43 (i) (p) (q)	2,062	294

		25,286

Federal National Mortgage Association - 21.7%
Federal National Mortgage Association
2.80%, 03/01/18	2,405	2,489
3.42% - 6.50%, 03/01/18 - 02/01/24	8,544	9,178
4.51%, 06/01/19	4,400	4,760

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
4.38%, 06/01/21	3,348	3,736
1.37%, 07/25/24 (i)	440	436
5.50%, 05/01/25	2,200	2,327
3.00% - 8.00%, 03/01/27 - 07/01/43	51,904	55,462
2.11% - 2.55%, 11/01/35 - 09/01/36 (i)	1,027	1,094
6.00%, 05/01/38	5,448	6,182
6.00%, 10/01/38	1,857	2,108
7.00%, 03/01/39	656	754
5.50%, 12/01/39	2,713	3,069
6.00%, 05/01/41	4,069	4,617
3.50%, 01/15/45, TBA (g)	2,000	2,084
4.00%, 01/15/45, TBA (g)	10,000	10,669
4.50%, 01/15/45, TBA (g)	15,000	16,279
5.00%, 01/15/45, TBA (g)	3,000	3,314
3.50%, 02/15/45, TBA (g)	50,000	51,960
4.00%, 02/15/45, TBA (g)	23,000	24,476
REMIC, 5.00% - 7.00%, 06/25/41 - 10/25/42	4,570	5,151
REMIC, Interest Only, 4.84%, 11/25/40 (i) (p) (q)	3,946	827

		210,972

Government National Mortgage Association - 0.4%
Other Securities		4,237

Total Government and Agency Obligations (cost $623,910)		644,538

COMMON STOCKS - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Other Securities		—

Total Common Stocks (cost $184)		—

SHORT TERM INVESTMENTS - 5.1%

Investment Companies - 0.7%
JNL Money Market Fund, 0.01% (a) (h)	7,145	7,145

Securities Lending Collateral - 4.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	41,334	41,334

Treasury Securities - 0.2%
Mexico Cetes, 0.20%, 03/26/15 - 04/01/15, MXN	2,959	1,992

Total Short Term Investments (cost $50,467)		50,471

Total Investments - 113.9% (cost $1,085,347)		1,108,619
Total Forward Sales Commitments - (0.1%) (proceeds $1,001)		(1,011)
Other Assets and Liabilities, Net - (13.8%)		(133,855)

Total Net Assets - 100.0%		$973,753

FORWARD SALES COMMITMENTS - 0.1%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.1%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%

Federal National Mortgage Association - 0.1%
Federal National Mortgage Association, 3.00%, 01/15/45, TBA (g)	$1,000	$1,011

Total Forward Sales Commitments - 0.1% (proceeds $1,001)		$1,011

	Shares/Par (t)	Value
JNL/Goldman Sachs Emerging Markets Debt Fund **

CORPORATE BONDS AND NOTES - 25.4%

ARGENTINA - 0.3%
Other Securities		1,804

BANGLADESH - 0.2%
Other Securities		883

BRAZIL - 1.5%
Banco do Brasil SA
6.25% (callable at 100 beginning 04/15/24) (m)	2,130	1,555
9.00% (callable at 100 beginning 06/18/24) (e) (m)	1,210	1,125
Banco Santander Brasil SA, 8.00%, 03/18/16 (r), BRL	4,750	1,697
Tupy SA, 6.63%, 07/17/24 (r)	2,340	2,246
Other Securities		2,966

		9,589

CHILE - 2.3%
AES Gener SA
5.25%, 08/15/21 (e)	1,691	1,789
8.38%, 12/18/73 (i) (r)	400	434
GNL Quintero SA, 4.63%, 07/31/29 (r)	3,940	3,988
Sociedad Quimica y Minera de Chile SA
5.50%, 04/21/20 (r)	230	249
3.63%, 04/03/23 (e)	2,670	2,547
Other Securities		5,423

		14,430

CHINA - 2.0%
CITIC Ltd.
6.88%, 01/21/18	670	740
8.63% (callable at 100 beginning 11/22/18) (m)	1,300	1,468
6.38%, 04/10/20	900	1,000
6.63%, 04/15/21	1,140	1,293
6.80%, 01/17/23	4,110	4,733
Other Securities		3,251

		12,485

COLOMBIA - 0.9%
Bancolombia SA, 5.95%, 06/03/21	2,810	3,014
Other Securities		2,841

		5,855

DOMINICAN REPUBLIC - 0.3%
Other Securities		1,803

GUATEMALA - 0.6%
Other Securities		3,858

HONG KONG - 0.8%
Sun Hung Kai Properties Capital Market Ltd.
5.38%, 03/08/17	930	996
4.00%, 11/02/20	1,620	1,674
Other Securities		2,502

		5,172

INDIA - 0.9%
Other Securities		5,940

INDONESIA - 0.1%
Other Securities		538

IRELAND - 0.3%
Other Securities		1,665

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
ISRAEL - 1.1%
Delek & Avner Tamar Bond Ltd.
2.80%, 12/30/16 (r)	2,230	2,234
3.84%, 12/30/18 (r)	2,170	2,212
Israel Electric Corp. Ltd.
5.63%, 06/21/18 (r)	830	877
7.25%, 01/15/19	1,140	1,270
7.75%, 12/15/27	250	302

		6,895

ITALY - 0.6%
Wind Acquisition Finance SA
4.00%, 07/15/20 (r), EUR	270	321
4.75%, 07/15/20 (r)	360	337
7.38%, 04/23/21 (r)	3,480	3,284

		3,942

JAMAICA - 0.5%
Digicel Group Ltd., 8.25%, 09/30/20	3,260	3,162
Other Securities		198

		3,360

KAZAKHSTAN - 1.0%
KazMunaiGaz Finance Sub BV, 11.75%, 01/23/15	6,080	6,114

LUXEMBOURG - 0.6%
Altice Financing SA
7.88%, 12/15/19	960	983
6.50%, 01/15/22 (r)	880	860
Altice Finco SA
9.88%, 12/15/20	430	460
8.13%, 01/15/24 (e) (r)	370	361
Other Securities		1,368

		4,032

MEXICO - 1.8%
America Movil SAB de CV, 6.00%, 06/09/19, MXN	42,240	2,880
Other Securities		8,856

		11,736

NETHERLANDS - 0.0%
Other Securities		194

NIGERIA - 0.1%
Other Securities		850

PARAGUAY - 0.6%
Banco Regional SAECA
8.13%, 01/24/19	406	432
8.13%, 01/24/19 (r)	1,950	2,078
Other Securities		1,297

		3,807

PERU - 1.6%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (r)	3,130	3,467
Corp. Lindley SA, 6.75%, 11/23/21 (e)	4,735	5,066
Other Securities		1,470

		10,003

PHILIPPINES - 1.2%
Energy Development Corp., 6.50%, 01/20/21 (e)	3,120	3,385
Other Securities		4,433

		7,818

QATAR - 0.3%
Other Securities		1,986

	Shares/Par (t)	Value
RUSSIAN FEDERATION - 1.2%
Lukoil International Finance BV
3.42%, 04/24/18	3,714	3,157
4.56%, 04/24/23	710	568
Other Securities		4,120

		7,845

SINGAPORE - 0.3%
Other Securities		1,990

SOUTH AFRICA - 0.9%
Transnet SOC Ltd.
10.80%, 11/06/23, ZAR	7,000	651
8.90%, 11/14/27, ZAR	47,000	3,810
10.00%, 03/30/29, ZAR	16,500	1,384

		5,845

SOUTH KOREA - 0.1%
Other Securities		810

TAIWAN - 0.3%
Other Securities		1,582

THAILAND - 0.7%
Bank of Thailand, 3.22%, 03/01/16, THB	87,900	2,707
Other Securities		1,477

		4,184

TURKEY - 0.6%
Other Securities		4,027

UKRAINE - 0.1%
Other Securities		741

UNITED ARAB EMIRATES - 1.2%
Dolphin Energy Ltd., 5.50%, 12/15/21	3,790	4,266
Ruwais Power Co. PJSC, 6.00%, 08/31/36 (r)	3,130	3,607

		7,873

VENEZUELA - 0.2%
Other Securities		1,370

VIETNAM - 0.2%
Other Securities		1,204

Total Corporate Bonds and Notes (cost $170,218)		162,230

GOVERNMENT AND AGENCY OBLIGATIONS - 59.1%

ARGENTINA - 0.2%
Other Securities		1,433

BRAZIL - 8.5%
Brazil Inflation Indexed Notas do Tesouro Nacional - Series B
6.00%, 08/15/16 (s), BRL	2,730	2,581
6.00%, 05/15/17 (s), BRL	6,575	6,234
6.00%, 08/15/40 (s), BRL	10,634	9,816
6.00%, 08/15/50 (s), BRL	684	630
Brazil Letras do Tesouro Nacional
0.00%,01/01/16 (j), BRL	6,773	2,255
0.00%,07/01/17 (j), BRL	29,594	8,227
Brazil Notas do Tesouro Nacional
10.00%, 01/01/18, BRL	10,720	3,779
10.00%, 01/01/19, BRL	10,149	3,527
10.00%, 01/01/21, BRL	5,190	1,764
10.00%, 01/01/23, BRL	22,888	7,635
10.00%, 01/01/25, BRL	20,002	6,589
Other Securities		1,106

		54,143

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CHILE - 0.5%
Chile Government International Bond, 6.00%, 01/01/18, CLP	595,000	1,052
Tesoreria General de la Republica Inflation Indexed Note, 3.00%, 01/01/15 (n), CLP	1,034,338	1,705
Other Securities		771

		3,528

COLOMBIA - 3.2%
Colombia Government International Bond
12.00%, 10/22/15, COP	1,373,000	607
7.75%, 04/14/21, COP	1,138,000	515
4.38%, 03/21/23 (e), COP	102,000	38
Colombia TES
8.00%, 10/28/15, COP	2,039,300	879
11.25%, 10/24/18, COP	242,300	120
7.00%, 05/04/22, COP	31,311,100	13,241
7.50%, 08/26/26, COP	3,835,300	1,614
6.00%, 04/28/28, COP	9,943,200	3,630

		20,644

COSTA RICA - 0.2%
Other Securities		1,478

CROATIA - 0.7%
Croatia Government International Bond, 3.88%, 05/30/22, EUR	3,530	4,379

DOMINICAN REPUBLIC - 1.0%
Dominican Republic International Bond
16.95%, 02/04/22, DOP	79,900	2,317
14.50%, 02/10/23 (r), DOP	39,200	969
14.50%, 02/10/23, DOP	16,200	401
18.50%, 02/04/28 (r), DOP	99,000	2,880

		6,567

HONDURAS - 0.1%
Other Securities		508

HUNGARY - 3.8%
Hungary Government Bond
6.75%, 11/24/17, HUF	96,460	412
4.00%, 04/25/18, HUF	60,500	239
5.50%, 12/20/18, HUF	187,540	785
6.50%, 06/24/19, HUF	999,420	4,365
3.50%, 06/24/20, HUF	1,453,970	5,630
7.50%, 11/12/20, HUF	543,700	2,538
7.00%, 06/24/22, HUF	681,780	3,200
5.50%, 06/24/25, HUF	874,970	3,855
6.75%, 10/22/28, HUF	442,510	2,200
Hungary Government International Bond, 6.00%, 11/24/23, HUF	205,870	933

		24,157

INDONESIA - 0.3%
Other Securities		1,985

MALAYSIA - 4.7%
Malaysia Government Bond
3.74%, 02/27/15, MYR	30,200	8,642
3.26%, 03/01/18, MYR	3,240	911
3.65%, 10/31/19, MYR	11,430	3,242
4.38%, 11/29/19, MYR	3,400	992
3.89%, 07/31/20, MYR	7,460	2,120
4.16%, 07/15/21, MYR	5,600	1,611
4.05%, 09/30/21, MYR	1,630	466
3.42%, 08/15/22, MYR	1,520	415
3.48%, 03/15/23, MYR	4,160	1,136
4.18%, 07/15/24, MYR	22,290	6,398
4.50%, 04/15/30, MYR	14,400	4,147

	Shares/Par (t)	Value
Malaysia Government Investment Issue, 4.44%, 05/22/24, MYR	460	134

		30,214

MEXICO - 5.8%
Mexico Bonos
6.25%, 06/16/16, MXN	33	2
7.75%, 12/14/17, MXN	116,468	8,621
4.75%, 06/14/18, MXN	177,326	11,992
8.00%, 06/11/20, MXN	17,706	1,351
6.50%, 06/10/21, MXN	14,988	1,067
6.50%, 06/09/22, MXN	100,804	7,164
8.00%, 12/07/23, MXN	—	—
10.00%, 12/05/24, MXN	36,713	3,259
7.50%, 06/03/27, MXN	12,238	926
7.75%, 05/29/31, MXN	12,238	942
Mexico Government Inflation Indexed Bond
5.00%, 06/16/16 (n), MXN	21,265	1,531
3.50%, 12/14/17 (n), MXN	2,871	208

		37,063

NIGERIA - 0.1%
Nigeria Government Bond, 16.00%, 06/29/19, NGN	73,000	407

PERU - 1.1%
Peru Government International Bond
5.70%, 08/12/24 (r), PEN	16,062	5,379
8.20%, 08/12/26, PEN	2,851	1,147
6.95%, 08/12/31, PEN	32	11
6.90%, 08/12/37, PEN	1,115	389
6.85%, 02/12/42, PEN	1,049	355

		7,281

POLAND - 4.6%
Poland Government Bond
3.25%, 07/25/19, PLN	11,050	3,271
5.25%, 10/25/20, PLN	5,350	1,756
5.75%, 10/25/21, PLN	21,327	7,316
5.75%, 09/23/22, PLN	9,860	3,449
4.00%, 10/25/23, PLN	24,920	7,926
3.25%, 07/25/25, PLN	18,380	5,541

		29,259

PUERTO RICO - 1.2%
Commonwealth of Puerto Rico
5.25%, 07/01/27	10	7
5.13%, 07/01/31	25	18
5.50%, 07/01/32	30	22
5.63%, 07/01/32	20	15
6.00%, 07/01/34	10	7
8.00%, 07/01/35	3,705	3,228
5.88%, 07/01/36	20	14
5.13%, 07/01/37	20	14
5.25%, 07/01/37	90	64
5.75%, 07/01/38	55	40
5.50%, 07/01/39	285	207
6.00%, 07/01/39	335	246
6.00%, 07/01/39	40	29
5.00%, 07/01/41	85	58
5.75%, 07/01/41	40	29
Puerto Rico Sales Tax Financing Corp.
5.25%, 08/01/27	40	32
5.50%, 08/01/28	435	345
6.13%, 08/01/29	60	49
0.00%,08/01/32 (k)	640	487
0.00%,08/01/33 (k)	200	111
0.00%,08/01/35 (j)	30	5
0.00%,08/01/37 (j)	75	10

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.50%, 08/01/37	315	230
5.75%, 08/01/37	340	252
0.00%,08/01/38 (j)	60	8
5.38%, 08/01/38	75	53
5.38%, 08/01/39	240	168
6.00%, 08/01/39	65	49
6.38%, 08/01/39	55	44
5.25%, 08/01/40	30	23
5.25%, 08/01/41	620	432
5.50%, 08/01/42	700	497
6.00%, 08/01/42	635	479
5.00%, 08/01/43	95	63
5.25%, 08/01/43	40	28
Other Securities		379

		7,742

ROMANIA - 1.5%
Romania Government Bond
5.90%, 07/26/17, RON	12,310	3,616
4.75%, 06/24/19, RON	5,810	1,697
5.95%, 06/11/21, RON	12,510	3,893
5.85%, 04/26/23, RON	1,570	491

		9,697

RUSSIAN FEDERATION - 2.8%
Russia Federal Bond
7.60%, 04/14/21, RUB	11,090	130
7.00%, 08/16/23, RUB	247,580	2,731
Russia Foreign Bond
4.50%, 04/04/22	600	531
4.88%, 09/16/23	1,000	891
Russia Government Bond
6.20%, 01/31/18, RUB	90,690	1,172
7.60%, 07/20/22, RUB	131,020	1,499
7.00%, 01/25/23, RUB	146,110	1,617
7.05%, 01/19/28, RUB	385,410	3,981
Russia Government International Bond
7.85%, 03/10/18, RUB	305,000	4,091
7.50%, 03/31/30	92	95
Other Securities		1,007

		17,745

SOUTH AFRICA - 1.7%
South Africa Government Bond
8.00%, 12/21/18, ZAR	6,160	546
10.50%, 12/21/27, ZAR	17,330	1,801
8.25%, 03/31/32, ZAR	47,875	4,018
8.50%, 01/31/37, ZAR	1,810	154
8.75%, 01/31/44, ZAR	17,680	1,526
8.75%, 02/28/49, ZAR	31,350	2,717

		10,762

THAILAND - 5.8%
Thailand Government Bond
3.13%, 12/11/15, THB	36,710	1,127
3.25%, 06/16/17, THB	90,800	2,832
3.88%, 06/13/19, THB	54,810	1,770
3.65%, 12/17/21, THB	466,490	15,123
3.63%, 06/16/23, THB	219,160	7,141
3.58%, 12/17/27, THB	131,500	4,178
3.78%, 06/25/32, THB	20,200	637
Thailand Government Inflation Indexed Bond
1.20%, 07/14/21 (n), THB	121,589	3,538
1.25%, 03/12/28 (n), THB	23,453	639

		36,985

TURKEY - 5.6%
Turkey Government Bond
9.00%, 03/08/17, TRY	9,540	4,184

	Shares/Par (t)	Value
8.30%, 06/20/18, TRY	17,385	7,566
8.80%, 11/14/18, TRY	3,260	1,444
10.40%, 03/27/19, TRY	19,430	9,072
8.50%, 07/10/19, TRY	18,540	8,148
9.50%, 01/12/22, TRY	500	233
7.10%, 03/08/23, TRY	1,640	669
10.40%, 03/20/24, TRY	2,620	1,309
9.00%, 07/24/24, TRY	7,410	3,425

		36,050

UNITED STATES OF AMERICA - 5.5%
U.S. Treasury Bond, 3.00%, 11/15/44	2,400	2,522
U.S. Treasury Note
1.75%, 09/30/19	1,500	1,509
1.50%, 11/30/19 (e) (o)	15,700	15,597
1.63%, 12/31/19	13,100	13,081
2.13%, 12/31/21	2,400	2,423
		35,132

VENEZUELA - 0.2%
Other Securities		997

Total Government and Agency Obligations (cost $426,684)		378,156

CREDIT LINKED STRUCTURED NOTES - 10.3%

COLOMBIA - 2.0%
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 10.00%, 07/24/24, Moody’s rating N/A) (p), COP	1,642,000	853
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.00%, 07/24/20, Moody’s rating N/A) (p), COP	4,514,000	2,392
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.25%, 10/24/18, Moody’s rating N/A) (r), COP	10,289,000	5,156
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.25%, 10/24/18, Moody’s rating N/A) (r), COP	9,263,000	4,642

		13,043

INDONESIA - 7.6%
Barclays Bank Plc Credit Linked Note (Indonesia Government, 10.00%, 07/15/17, Moody’s rating Baa3) (p) (q), IDR	82,000,000	6,981
Deutsche Bank AG Credit Linked Note (Indonesia Government, 10.75%, 05/15/16, Moody’s rating Baa3) (p) (q), IDR	20,500,000	1,732
Deutsche Bank AG Credit Linked Note (Indonesia Government, 7.00%, 05/15/27, Moody’s rating Baa3) (r), IDR	17,900,000	1,322
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 06/15/32, Moody’s rating Baa3) (r), IDR	13,600,000	1,085
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 07/15/21, Moody’s rating Baa3) (p) (q), IDR	71,400,000	5,888
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 10.00%, 07/18/17, Moody’s rating Baa3) (r), IDR	65,000,000	5,535
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 10.75%, 05/17/16, Moody’s rating Baa3) (r), IDR	86,000,000	7,254
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.13%, 05/17/28, Moody’s rating Baa3) (r), IDR	27,187,000	1,836

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	46,000,000	3,117
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	2,800,000	190
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	71,238,000	6,164
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	16,646,000	1,440
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	5,254,000	455
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 6.63%, 05/15/33, Moody’s Rating Baa3) (r), IDR	18,684,000	1,266
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 8.38%, 03/15/24, Moody’s Rating Baa3) (r), IDR	1,835,000	154
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	9,900,000	857
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	4,261,000	369
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	5,908,000	511
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	26,163,000	2,264

		48,420

NIGERIA - 0.3%
Citigroup Funding Inc. Credit Linked Note (Federal Republic of Nigeria, 10.00%, 07/23/30, Moody’s rating N/A) (r), NGN	276,000	1,071
Citigroup Funding Inc. Credit Linked Note (Federal Republic of Nigeria, 16.00%, 07/03/19, Moody’s rating N/A) (r), NGN	115,000	641
Other Securities		385

		2,097

ZAMBIA - 0.4%
Citigroup Inc. Credit Linked Note (Republic of Zambia, 0.00%, 05/18/15, Moody’s Rating N/A) (j) (r), ZMW	4,160	611
Standard Charter Bank Credit Linked Note (Republic of Zambia, 11.00%, 02/16/19, Moody’s Rating N/A) (r), ZMW	8,290	943
Standard Chartered Bank Credit Linked Note (Republic of Zambia, 11.00%, 09/02/17, Moody’s Rating N/A) (r), ZMW	2,650	335
Standard Chartered Bank Credit Linked Note (Republic of Zambia, 13.00%, 08/29/24, Moody’s Rating N/A) (r), ZMW	3,470	351

		2,240

Total Credit Linked Structured Notes (cost $84,228)		65,800

COMMON STOCKS - 0.0%

HONG KONG - 0.0%
Other Securities		28

Total Common Stocks (cost $0)		28

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 7.5%

Securities Lending Collateral - 4.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	26,926	26,926

Treasury Securities - 3.3%
Bank Negara Malaysia Monetary Note, 0.86%, 08/04/15, MYR	29,770	8,341
Israel Treasury Bill, 0.12%, 05/06/15, ILS	17,740	4,545
Mexico Cetes
0.20%, 03/12/15, MXN	5,157	3,476
0.20%, 04/01/15, MXN	1,701	1,144
Nigeria Treasury Bill
0.06%, 05/07/15, NGN	108,960	569
0.06%, 06/04/15, NGN	170,080	880
0.06%, 09/03/15, NGN	389,750	1,957
U.S. Treasury Bill, 0.10%, 08/20/15 (o)	$400	400

		21,312

Total Short Term Investments (cost $50,124)		48,238

Total Investments - 102.3% (cost $731,254)		654,452
Other Assets and Liabilities, Net - (2.3%)		(14,746)

Total Net Assets - 100.0%		$639,706

JNL/Goldman Sachs Mid Cap Value Fund **

COMMON STOCKS - 96.1%

CONSUMER DISCRETIONARY - 14.6%
AMC Networks Inc. - Class A (c)	199	$12,685
Gap Inc.	551	23,183
Liberty Media Corp. - Class A (c)	115	4,039
Liberty Media Corp. - Class C (c)	299	10,490
MGM Resorts International (c)	622	13,288
Mohawk Industries Inc. (c)	80	12,445
Staples Inc.	647	11,719
Starwood Hotels & Resorts Worldwide Inc.	184	14,906
Toll Brothers Inc. (c)	343	11,768
Other Securities		72,701

		187,224

CONSUMER STAPLES - 6.4%
ConAgra Foods Inc.	494	17,906
Energizer Holdings Inc.	110	14,089
Tyson Foods Inc. - Class A	433	17,351
Whole Foods Market Inc.	226	11,385
Other Securities		21,493

		82,224

ENERGY - 4.1%
Chesapeake Energy Corp.	649	12,698
Southwestern Energy Co. (c)	584	15,934
Tesoro Corp.	154	11,442
Other Securities		12,895

		52,969

FINANCIALS - 28.6%
AvalonBay Communities Inc.	100	16,339
Brixmor Property Group Inc.	794	19,718
DDR Corp.	778	14,293
Everest Re Group Ltd.	83	14,100
Fifth Third Bancorp	894	18,224
Huntington Bancshares Inc.	1,684	17,716
Invesco Ltd.	411	16,233
Lincoln National Corp.	402	23,161
M&T Bank Corp. (e)	103	12,878
Navient Corp.	836	18,066

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Principal Financial Group Inc.	374	19,433
Raymond James Financial Inc.	238	13,614
RLJ Lodging Trust	376	12,609
Signature Bank (c)	96	12,122
SLM Corp.	1,379	14,052
Starwood Property Trust Inc.	696	16,182
XL Group Plc	455	15,651
Other Securities		93,407

		367,798

HEALTH CARE - 8.8%
Cardinal Health Inc.	182	14,670
CIGNA Corp.	203	20,893
Endo International Plc (c) (e)	253	18,217
Laboratory Corp. of America Holdings (c)	149	16,069
Zimmer Holdings Inc.	144	16,342
Other Securities		26,600

		112,791

INDUSTRIALS - 9.1%
Alliant Techsystems Inc.	133	15,434
Fortune Brands Home & Security Inc.	262	11,843
Hertz Global Holdings Inc. (c)	621	15,478
Textron Inc.	313	13,199
Triumph Group Inc.	221	14,887
Other Securities		46,263

		117,104

INFORMATION TECHNOLOGY - 11.5%
Maxim Integrated Products Inc.	561	17,871
Xerox Corp.	1,097	15,201
Other Securities		114,831

		147,903

MATERIALS - 5.8%
CF Industries Holdings Inc.	41	11,282
Packaging Corp. of America	164	12,801
Other Securities		49,979

		74,062

UTILITIES - 7.2%
FirstEnergy Corp.	645	25,155
NRG Energy Inc.	415	11,192
PG&E Corp.	325	17,288
Sempra Energy	215	23,888
Other Securities		14,946

		92,469

Total Common Stocks (cost $1,103,241)		1,234,544

RIGHTS - 0.0%
Other Securities		165

Total Rights (cost $0)		165

SHORT TERM INVESTMENTS - 4.9%

Investment Companies - 4.1%
JNL Money Market Fund, 0.01% (a) (h)	52,203	52,203

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	10,822	10,822

Total Short Term Investments (cost $63,025)		63,025

Total Investments - 101.0% (cost $1,166,266)		1,297,734
Other Assets and Liabilities, Net - (1.0%)		(13,469)

Total Net Assets - 100.0%		$1,284,265

	Shares/Par (t)	Value
JNL/Goldman Sachs U.S. Equity Flex Fund **

COMMON STOCKS - 121.3%

CONSUMER DISCRETIONARY - 25.5%
Amazon.com Inc. (c)	13	$4,177
CBS Corp. - Class B (e)	167	9,248
Comcast Corp. - Class A	90	5,194
Gap Inc.	255	10,747
General Motors Co.	104	3,642
Liberty Global Plc - Class C (c) (e)	133	6,420
MGM Resorts International (c) (e)	169	3,619
Staples Inc. (e)	182	3,303
Starwood Hotels & Resorts Worldwide Inc.	51	4,151
TJX Cos. Inc.	66	4,498
Twenty-First Century Fox Inc. - Class B	117	4,304
Urban Outfitters Inc. (c) (e)	99	3,474
Viacom Inc. - Class B	67	5,051
Yum! Brands Inc.	71	5,163
Other Securities		15,703

		88,694

CONSUMER STAPLES - 10.8%
ConAgra Foods Inc.	149	5,401
Kroger Co.	68	4,336
Mondelez International Inc. - Class A (o)	167	6,049
Tyson Foods Inc. (e)	107	4,280
Whole Foods Market Inc. (e)	75	3,774
Other Securities		13,526

		37,366

ENERGY - 7.7%
Apache Corp. (e) (o)	85	5,356
Devon Energy Corp.	104	6,342
Exxon Mobil Corp.	101	9,299
Southwestern Energy Co. (c) (e)	208	5,686

		26,683

FINANCIALS - 20.1%
Affiliated Managers Group Inc. (c) (o)	16	3,416
AFLAC Inc. (e)	84	5,132
American International Group Inc.	123	6,869
Bank of America Corp. (o)	504	9,021
Blackstone Mortgage Trust Inc. - Class A (e)	142	4,136
Fifth Third Bancorp	195	3,973
Franklin Resources Inc. (e) (o)	71	3,937
Hartford Financial Services Group Inc. (e)	89	3,706
JPMorgan Chase & Co.	114	7,121
Prudential Financial Inc.	92	8,342
Other Securities		14,137

		69,790

HEALTH CARE - 17.1%
Bristol-Myers Squibb Co.	67	3,984
Celgene Corp. (c) (e)	31	3,520
Express Scripts Holding Co. (c) (e)	64	5,422
Medtronic Inc. (e)	127	9,155
Mylan Inc. (c) (o)	111	6,283
Pfizer Inc.	454	14,131
UnitedHealth Group Inc. (o)	33	3,380
Other Securities		13,647

		59,522

INDUSTRIALS - 10.1%
Boeing Co. (e)	52	6,798
General Electric Co.	595	15,045
Hertz Global Holdings Inc. (c)	201	5,024
Other Securities		8,232

		35,099

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
INFORMATION TECHNOLOGY - 24.2%
Apple Inc.	115	12,690
Cisco Systems Inc.	247	6,860
eBay Inc. (c)	77	4,339
EMC Corp.	325	9,664
Google Inc. - Class A (c)	23	12,135
Google Inc. - Class C (c)	4	2,327
Maxim Integrated Products Inc. (o)	135	4,310
Microsoft Corp. (o)	213	9,905
NetApp Inc.	89	3,677
Red Hat Inc. (c)	63	4,339
SAP AG - ADR (e)	70	4,874
Other Securities		9,083

		84,203

MATERIALS - 2.2%
Other Securities		7,628

TELECOMMUNICATION SERVICES - 2.0%
Verizon Communications Inc.	145	6,794

UTILITIES - 1.6%
Other Securities		5,703

Total Common Stocks (cost $379,237)		421,482

SHORT TERM INVESTMENTS - 4.0%

Investment Companies - 4.0%
JNL Money Market Fund, 0.01% (a) (h)	13,962	13,962

Total Short Term Investments (cost $13,962)		13,962

Total Investments - 125.3% (cost $393,199)		435,444
Total Securities Sold Short - (24.1%) (proceeds $80,092)		(83,873)
Other Assets and Liabilities, Net - (1.2%)		(4,112)

Total Net Assets - 100.0%		$347,459

SECURITIES SOLD SHORT - 24.1%

COMMON STOCKS - 24.1%

CONSUMER DISCRETIONARY - 5.5%
Advance Auto Parts Inc.	6	$891
AutoZone Inc.	2	1,103
Chipotle Mexican Grill Inc. - Class A	2	1,185
Coach Inc.	35	1,328
Garmin Ltd.	15	784
Interpublic Group of Cos. Inc.	30	616
Kohl’s Corp.	25	1,536
Marriott International Inc. - Class A	17	1,324
McDonald’s Corp.	6	539
Meredith Corp.	17	943
O’Reilly Automotive Inc.	6	1,182
Target Corp.	31	2,347
Time Warner Inc.	13	1,111
Walt Disney Co.	21	1,992
Wynn Resorts Ltd.	8	1,233
Zumiez Inc.	30	1,153

		19,267

CONSUMER STAPLES - 2.4%
Archer-Daniels-Midland Co.	30	1,556
Campbell Soup Co.	38	1,686
Clorox Co.	32	3,311
General Mills Inc.	33	1,735

		8,288

ENERGY - 1.9%
Chevron Corp.	11	1,194
Murphy Oil Corp.	22	1,105

	Shares/Par (t)	Value
Phillips 66	36	2,614
Valero Energy Corp.	37	1,843

		6,756

FINANCIALS - 3.7%
ACE Ltd.	7	828
Apartment Investment & Management Co.	26	976
Chubb Corp.	14	1,446
FirstMerit Corp.	95	1,791
Government Properties Income Trust	111	2,553
Janus Capital Group Inc.	139	2,247
People’s United Financial Inc.	92	1,398
Valley National Bancorp	153	1,484

		12,723

HEALTH CARE - 2.3%
AmerisourceBergen Corp.	9	805
Baxter International Inc.	8	566
Edwards Lifesciences Corp.	9	1,171
HCA Holdings Inc.	10	725
Johnson & Johnson	34	3,537
Teva Pharmaceutical Industries Ltd. - ADR	18	1,012

		7,816

INDUSTRIALS - 1.6%
Deere & Co.	10	906
Lockheed Martin Corp.	9	1,648
Northrop Grumman Systems Corp.	10	1,506
Precision Castparts Corp.	6	1,421

		5,481

INFORMATION TECHNOLOGY - 5.4%
Corning Inc.	108	2,483
FactSet Research Systems Inc.	19	2,690
Flextronics International Ltd.	226	2,532
International Business Machines Corp.	14	2,308
Micron Technology Inc.	47	1,641
Paychex Inc.	40	1,839
Texas Instruments Inc.	58	3,116
Total System Services Inc.	68	2,308

		18,917

MATERIALS - 0.3%
Allegheny Technologies Inc.	25	868
Cliffs Natural Resources Inc.	47	338

		1,206

TELECOMMUNICATION SERVICES - 0.3%
CenturyLink Inc.	28	1,128

UTILITIES - 0.7%
Southern Co.	47	2,291

Total Securities Sold Short - 24.1% (proceeds $80,092)		$83,873

JNL/Invesco Global Real Estate Fund **

COMMON STOCKS - 97.6%

AUSTRALIA - 6.0%
Goodman Group	4,297	$19,846
Scentre Group (c) (e)	10,549	29,887
Stockland	7,185	24,011
Westfield Corp.	3,140	23,018
Other Securities		25,707

		122,469

AUSTRIA - 0.2%
Other Securities		4,803

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CANADA - 3.2%
Allied Properties REIT	655	21,118
Canadian REIT	366	14,413
Other Securities		29,477

		65,008

CHINA - 0.2%
Other Securities		4,550

FINLAND - 0.3%
Other Securities		6,455

FRANCE - 3.9%
Unibail-Rodamco SE	212	54,418
Other Securities		24,160

		78,578

GERMANY - 2.0%
Deutsche Wohnen AG	996	23,498
LEG Immobilien AG	226	16,863

		40,361

HONG KONG - 7.5%
Hongkong Land Holdings Ltd.	4,017	27,065
Link REIT	5,627	35,229
Sun Hung Kai Properties Ltd.	3,506	53,117
Other Securities		37,838

		153,249

JAPAN - 11.7%
Mitsubishi Estate Co. Ltd.	2,081	43,849
Mitsui Fudosan Co. Ltd.	2,536	68,004
Sumitomo Realty & Development Co. Ltd.	656	22,349
Other Securities		103,754

		237,956

LUXEMBOURG - 0.8%
Gagfah Sa (c)	702	15,682

MALTA - 0.0%
Other Securities		—

NETHERLANDS - 0.5%
Other Securities		9,865

SINGAPORE - 3.0%
Other Securities		60,753

SWEDEN - 1.0%
Other Securities		21,156

UNITED KINGDOM - 6.1%
Great Portland Estates Plc	1,781	20,319
Hammerson Plc	2,170	20,321
Land Securities Group Plc	2,869	51,575
Other Securities		32,132

		124,347

UNITED STATES OF AMERICA - 51.2%
AvalonBay Communities Inc.	505	82,500
Boston Properties Inc.	414	53,307
Brixmor Property Group Inc.	630	15,659
Brookdale Senior Living Inc. (c)	383	14,035
Cousins Properties Inc.	1,950	22,269
CubeSmart	871	19,227
DDR Corp.	2,571	47,205
Empire State Realty Trust Inc. - Class A	772	13,563
Essex Property Trust Inc.	178	36,823
Federal Realty Investment Trust	267	35,634
General Growth Properties Inc.	1,400	39,383
Health Care REIT Inc.	431	32,587
Healthcare Realty Trust Inc. (e)	830	22,673
Healthcare Trust of America Inc. - Class A	861	23,202

	Shares/Par (t)	Value
Hilton Worldwide Holdings Inc. (c)	798	20,813
Host Hotels & Resorts Inc.	1,091	25,930
Hudson Pacific Properties Inc.	706	21,213
LaSalle Hotel Properties	765	30,964
Mid-America Apartment Communities Inc.	381	28,483
National Health Investors Inc.	205	14,363
National Retail Properties Inc.	605	23,834
Piedmont Office Realty Trust Inc.	807	15,211
ProLogis Inc.	1,527	65,699
Public Storage	250	46,176
Realty Income Corp. (e)	452	21,558
Retail Opportunity Investments Corp.	959	16,107
RLJ Lodging Trust	911	30,546
Simon Property Group Inc.	638	116,106
SL Green Realty Corp.	294	35,000
UDR Inc.	833	25,687
Ventas Inc.	239	17,129
Other Securities		30,825

		1,043,711

Total Common Stocks (cost $1,756,349)		1,988,943

SHORT TERM INVESTMENTS - 3.6%

Investment Companies - 2.0%
JNL Money Market Fund, 0.01% (a) (h)	39,830	39,830

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	32,096	32,096

Total Short Term Investments (cost $71,926)		71,926

Total Investments - 101.2% (cost $1,828,275)		2,060,869
Other Assets and Liabilities, Net - (1.2%)		(23,692)

Total Net Assets - 100.0%		$2,037,177

JNL/Invesco International Growth Fund

COMMON STOCKS - 92.3%

AUSTRALIA - 3.6%
Amcor Ltd.	2,550	$28,054
Brambles Ltd.	1,949	16,790
CSL Ltd.	162	11,370

		56,214

BELGIUM - 1.5%
Anheuser-Busch InBev NV	209	23,558

BRAZIL - 4.1%
Banco Bradesco SA - ADR (e)	2,140	28,615
BM&F Bovespa SA	5,940	22,011
BRF SA	542	12,927

		63,553

CANADA - 7.2%
Canadian National Railway Co. (e)	215	14,837
Cenovus Energy Inc.	432	8,921
CGI Group Inc. - Class A (c) (e)	685	26,124
EnCana Corp.	994	13,832
Fairfax Financial Holdings Ltd.	32	17,023
Suncor Energy Inc.	980	31,137

		111,874

CHINA - 5.1%
Baidu.com - ADR - Class A (c)	130	29,590
CNOOC Ltd.	4,469	6,043
Great Wall Motor Co. Ltd. - Class H	4,652	26,311

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Industrial & Commercial Bank of China Ltd. - Class H	22,647	16,537

		78,481

DENMARK - 2.1%
Carlsberg A/S - Class B	243	18,629
Novo Nordisk A/S	318	13,445

		32,074

FRANCE - 2.9%
Publicis Groupe SA	401	28,741
Schneider Electric SA	216	15,764

		44,505

GERMANY - 7.6%
Adidas AG	181	12,588
Allianz SE	118	19,494
Deutsche Boerse AG	334	23,723
Deutsche Post AG	376	12,213
ProSiebenSat.1 Media AG	441	18,412
SAP AG	444	30,997

		117,427

HONG KONG - 3.3%
Galaxy Entertainment Group Ltd.	4,068	22,605
Hutchison Whampoa Ltd.	2,455	28,064

		50,669

ISRAEL - 2.3%
Teva Pharmaceutical Industries Ltd. - ADR	616	35,410

JAPAN - 7.6%
Denso Corp.	230	10,734
Fanuc Ltd.	93	15,367
Japan Tobacco Inc.	665	18,297
Keyence Corp.	25	11,166
Komatsu Ltd.	809	17,876
Toyota Motor Corp.	480	29,925
Yahoo! Japan Corp. (e)	4,065	14,570

		117,935

MEXICO - 1.9%
Fomento Economico Mexicano SAB de CV - ADR (c) (e)	107	9,391
Grupo Televisa SAB - GDR	600	20,435

		29,826

NETHERLANDS - 2.4%
Royal Dutch Shell Plc - Class B	595	20,554
Unilever NV - CVA	421	16,469

		37,023

SINGAPORE - 4.8%
Avago Technologies Ltd.	321	32,272
Keppel Corp. Ltd.	2,214	14,759
United Overseas Bank Ltd.	1,444	26,647

		73,678

SOUTH KOREA - 2.7%
Hyundai Mobis	79	16,857
Samsung Electronics Co. Ltd.	20	24,036

		40,893

SPAIN - 1.1%
Amadeus IT Holding SA	411	16,354

SWEDEN - 2.5%
Investor AB - Class B	616	22,381
Telefonaktiebolaget LM Ericsson - Class B	1,340	16,223

		38,604

	Shares/Par (t)	Value
SWITZERLAND - 8.0%
ABB Ltd.	938	19,840
Julius Baer Group Ltd.	378	17,277
Novartis AG	193	17,910
Roche Holding AG	101	27,402
Syngenta AG	63	20,158
UBS Group AG	1,234	21,208

		123,795

TAIWAN - 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,511	28,686

THAILAND - 1.2%
Kasikornbank PCL - NVDR	2,722	18,824

TURKEY - 1.2%
Akbank T.A.S.	4,982	18,394

UNITED KINGDOM - 17.3%
Aberdeen Asset Management Plc	2,515	16,804
British American Tobacco Plc	598	32,399
Centrica Plc	2,425	10,505
Compass Group Plc	1,426	24,375
Informa Plc	1,527	11,154
Kingfisher Plc	4,059	21,455
Next Plc	129	13,675
Reed Elsevier Plc	1,940	33,143
Shire Plc	207	14,659
Sky Plc	2,783	38,838
Smith & Nephew Plc	924	16,663
WPP Plc	1,623	33,737

		267,407

Total Common Stocks (cost $1,273,387)		1,425,184

SHORT TERM INVESTMENTS - 9.1%

Investment Companies - 7.0%
JNL Money Market Fund, 0.01% (a) (h)	108,738	108,738

Securities Lending Collateral - 2.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	31,662	31,662

Total Short Term Investments (cost $140,400)		140,400

Total Investments - 101.4% (cost $1,413,787)		1,565,584
Other Assets and Liabilities, Net - (1.4%)		(20,932)

Total Net Assets - 100.0%		$1,544,652

JNL/Invesco Large Cap Growth Fund

COMMON STOCKS - 98.3%

CONSUMER DISCRETIONARY - 24.2%
Amazon.com Inc. (c)	53	$16,573
Carnival Corp.	618	28,013
Comcast Corp. - Class A	177	10,245
DISH Network Corp. - Class A (c)	584	42,550
Dollar General Corp. (c)	73	5,189
Harman International Industries Inc.	126	13,435
Lowe’s Cos. Inc.	539	37,066
Michael Kors Holdings Ltd. (c)	195	14,652
Priceline Group Inc. (c)	19	21,102
Royal Caribbean Cruises Ltd.	74	6,093
Starbucks Corp.	101	8,276
Time Warner Cable Inc.	210	31,885
Twenty-First Century Fox Inc. - Class A	247	9,484
Walt Disney Co.	72	6,745

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Whirlpool Corp.	82	15,891

		267,199

CONSUMER STAPLES - 3.2%
Anheuser-Busch InBev NV - ADR	70	7,915
Archer-Daniels-Midland Co.	130	6,772
CVS Health Corp.	135	13,034
Monster Beverage Corp. (c)	74	7,978

		35,699

ENERGY - 4.7%
Anadarko Petroleum Corp.	270	22,247
Baker Hughes Inc.	100	5,598
Devon Energy Corp.	102	6,215
Kinder Morgan Inc.	233	9,867
Pioneer Natural Resources Co.	56	8,334

		52,261

FINANCIALS - 4.9%
American Tower Corp.	110	10,880
Ameriprise Financial Inc.	135	17,830
Aon Plc - Class A	85	8,086
Morgan Stanley	462	17,920

		54,716

HEALTH CARE - 18.4%
AbbVie Inc.	219	14,327
Actavis Plc (c)	89	22,947
Alkermes Plc (c) (e)	356	20,861
Amgen Inc.	153	24,307
Biogen Idec Inc. (c)	55	18,684
Bristol-Myers Squibb Co.	182	10,752
Celgene Corp. (c)	335	37,468
Gilead Sciences Inc. (c)	255	24,004
HCA Holdings Inc. (c)	65	4,795
McKesson Corp.	45	9,320
Thermo Fisher Scientific Inc.	89	11,129
Vertex Pharmaceuticals Inc. (c)	38	4,488

		203,082

INDUSTRIALS - 7.6%
Canadian Pacific Railway Ltd. (e)	52	10,016
Danaher Corp.	39	3,310
Flowserve Corp.	177	10,605
Honeywell International Inc.	160	15,989
Quanta Services Inc. (c)	410	11,652
Raytheon Co.	51	5,542
Roper Industries Inc.	57	8,919
Southwest Airlines Co.	244	10,330
Union Pacific Corp.	60	7,205

		83,568

INFORMATION TECHNOLOGY - 31.9%
Activision Blizzard Inc.	138	2,777
Alibaba Group Holding Ltd. - ADR (c)	96	9,935
Alliance Data Systems Corp. (c)	19	5,522
Apple Inc.	434	47,890
Applied Materials Inc.	262	6,539
Baidu.com - ADR (c)	27	6,245
Check Point Software Technologies Ltd. (c)	91	7,142
F5 Networks Inc. (c)	70	9,190
Facebook Inc. - Class A (c)	828	64,587
Google Inc. - Class A (c)	54	28,440
Google Inc. - Class C (c)	23	12,027
MasterCard Inc.	458	39,495
Micron Technology Inc. (c)	530	18,566
NXP Semiconductors NV (c)	314	23,952
Palo Alto Networks Inc. (c)	77	9,403
QUALCOMM Inc.	76	5,634

	Shares/Par (t)	Value
Salesforce.com Inc. (c)	447	26,540
ServiceNow Inc. (c)	261	17,700
Splunk Inc. (c)	101	5,948
VMware Inc. - Class A (c)	69	5,696

		353,228

MATERIALS - 2.4%
Dow Chemical Co.	221	10,099
Martin Marietta Materials Inc.	68	7,550
Monsanto Co.	77	9,203

		26,852

TELECOMMUNICATION SERVICES - 1.0%
Sprint Corp. (c) (e)	2,535	10,521

Total Common Stocks (cost $891,375)		1,087,126

SHORT TERM INVESTMENTS - 3.3%

Investment Companies - 1.7%
JNL Money Market Fund, 0.01% (a) (h)	19,290	19,290

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	17,694	17,694

Total Short Term Investments (cost $36,984)		36,984

Total Investments - 101.6% (cost $928,359)		1,124,110
Other Assets and Liabilities, Net - (1.6%)		(18,126)

Total Net Assets - 100.0%		$1,105,984

JNL/Invesco Mid Cap Value Fund

COMMON STOCKS - 97.5%

CONSUMER DISCRETIONARY - 9.8%
Advance Auto Parts Inc.	82	$13,034
Ascena Retail Group Inc. (c)	517	6,499
Dana Holding Corp.	591	12,854
Gannett Co. Inc.	234	7,486
Johnson Controls Inc.	368	17,784

		57,657

CONSUMER STAPLES - 2.6%
ConAgra Foods Inc.	428	15,539

ENERGY - 4.6%
Amec Foster Wheeler Plc	705	9,315
Amec Foster Wheeler Plc - ADR (e)	161	2,089
Newfield Exploration Co. (c)	204	5,545
Williams Cos. Inc.	228	10,246

		27,195

FINANCIALS - 27.0%
ACE Ltd.	78	8,953
American Capital Ltd. (c)	736	10,752
Arthur J Gallagher & Co.	185	8,693
BB&T Corp.	359	13,959
Comerica Inc.	310	14,529
FNF Group	434	14,955
Forest City Enterprises Inc. (c)	775	16,511
Marsh & McLennan Cos. Inc.	214	12,264
Northern Trust Corp.	198	13,345
Stifel Financial Corp. (c)	282	14,373
Willis Group Holdings Plc	216	9,680
Wintrust Financial Corp.	276	12,904
Zions Bancorp	286	8,164

		159,082

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
HEALTH CARE - 11.8%
Brookdale Senior Living Inc. (c) (e)	356	13,066
CareFusion Corp. (c)	225	13,347
HealthSouth Corp.	391	15,037
PerkinElmer Inc.	250	10,936
Universal Health Services Inc. - Class B	153	17,033

		69,419

INDUSTRIALS - 18.9%
Babcock & Wilcox Co.	389	11,791
Clean Harbors Inc. (c) (e)	111	5,328
Ingersoll-Rand Plc	225	14,243
Masco Corp.	475	11,968
Owens Corning Inc.	400	14,336
Pentair Plc	194	12,893
Snap-On Inc.	106	14,457
Swift Transporation Co. - Class A (c)	132	3,788
Textron Inc.	350	14,736
UTi Worldwide Inc. (c) (e)	639	7,712

		111,252

INFORMATION TECHNOLOGY - 12.9%
Cadence Design Systems Inc. (c)	716	13,590
Ciena Corp. (c)	714	13,851
Citrix Systems Inc. (c)	290	18,527
Diebold Inc. (e)	112	3,872
NetApp Inc.	241	9,985
Teradata Corp. (c) (e)	372	16,260

		76,084

MATERIALS - 4.4%
Eastman Chemical Co.	172	13,067
WR Grace & Co. (c)	131	12,492

		25,559

TELECOMMUNICATION SERVICES - 2.4%
Level 3 Communications Inc. (c)	285	14,051

UTILITIES - 3.1%
CenterPoint Energy Inc.	231	5,401
Edison International	199	13,003

		18,404

Total Common Stocks (cost $526,105)		574,243

SHORT TERM INVESTMENTS - 7.0%

Investment Companies - 3.1%
JNL Money Market Fund, 0.01% (a) (h)	18,079	18,079

Securities Lending Collateral - 3.9%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	23,278	23,278

Total Short Term Investments (cost $41,357)		41,357

Total Investments - 104.5% (cost $567,462)		615,600
Other Assets and Liabilities, Net - (4.5%)		(26,591)

Total Net Assets - 100.0%		$589,009

JNL/Invesco Small Cap Growth Fund **

COMMON STOCKS - 96.9%

CONSUMER DISCRETIONARY - 14.1%
G-III Apparel Group Ltd. (c)	95	$9,606
Group 1 Automotive Inc.	90	8,048
Jack in the Box Inc.	184	14,687
WABCO Holdings Inc. (c)	81	8,518

	Shares/Par (t)	Value
Other Securities		88,629

		129,488

CONSUMER STAPLES - 1.4%
Lancaster Colony Corp.	84	7,860
Other Securities		5,175

		13,035

ENERGY - 3.5%
Other Securities		32,325

FINANCIALS - 7.0%
American Equity Investment Life Holding Co.	297	8,676
Janus Capital Group Inc. (e)	519	8,374
Stifel Financial Corp. (c)	194	9,877
SVB Financial Group (c)	72	8,344
Other Securities		29,283

		64,554

HEALTH CARE - 21.4%
Alnylam Pharmaceuticals Inc. (c)	81	7,891
Chemed Corp.	88	9,298
Community Health Systems Inc. (c)	167	9,016
DexCom Inc. (c)	164	9,010
Exact Sciences Corp. (c) (e)	424	11,639
HealthSouth Corp.	206	7,929
Incyte Corp. (c)	142	10,385
Nektar Therapeutics (c) (e)	533	8,262
NPS Pharmaceuticals Inc. (c)	216	7,726
NuVasive Inc. (c)	190	8,973
PAREXEL International Corp. (c)	138	7,670
Sirona Dental Systems Inc. (c)	87	7,564
STERIS Corp.	148	9,586
VCI Inc. (c)	251	12,244
Other Securities		69,157

		196,350

INDUSTRIALS - 16.9%
Acuity Brands Inc.	64	9,011
AO Smith Corp.	188	10,602
Corrections Corp. of America	219	7,968
Forward Air Corp.	164	8,283
ITT Corp.	213	8,608
Knight Transportation Inc.	330	11,112
Lincoln Electric Holdings Inc.	130	8,955
Pitney Bowes Inc.	353	8,612
Swift Transporation Co. - Class A (c)	352	10,088
Wabtec Corp.	137	11,916
Watsco Inc.	72	7,742
Other Securities		51,730

		154,627

INFORMATION TECHNOLOGY - 27.1%
Arris Group Inc. (c)	314	9,475
Atmel Corp. (c)	923	7,751
Cavium Inc. (c)	135	8,345
CoStar Group Inc. (c)	70	12,932
Cray Inc. (c) (e)	257	8,858
EPAM Systems Inc. (c)	167	7,994
Guidewire Software Inc. (c)	152	7,676
Manhattan Associates Inc. (c)	446	18,179
MicroStrategy Inc. (c)	49	7,955
QLIK Technologies Inc. (c)	246	7,609
SolarWinds Inc. (c)	155	7,703
SYNNEX Corp.	131	10,260
Other Securities		134,424

		249,161

MATERIALS - 3.1%
Berry Plastics Group Inc. (c)	282	8,885

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PolyOne Corp.	228	8,647
Other Securities		11,033

		28,565

TELECOMMUNICATION SERVICES - 1.5%
SBA Communications Corp. (c)	120	13,299

UTILITIES - 0.9%
ITC Holdings Corp.	207	8,386

Total Common Stocks (cost $729,945)		889,790

RIGHTS - 0.0%
Community Health Systems Inc. (c)	368	9

Total Rights (cost $24)		9

SHORT TERM INVESTMENTS - 9.7%

Investment Companies - 3.2%
JNL Money Market Fund, 0.01% (a) (h)	29,065	29,065

Securities Lending Collateral - 6.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	59,964	59,964

Total Short Term Investments (cost $89,029)		89,029

Total Investments - 106.6% (cost $818,998)		978,828
Other Assets and Liabilities, Net - (6.6%)		(60,651)

Total Net Assets - 100.0%		$918,177

JNL/Ivy Asset Strategy Fund ** (b)

COMMON STOCKS - 72.0%

CONSUMER DISCRETIONARY - 13.4%
CBS Corp. - Class B	591	$32,714
Continental AG	162	34,170
Delta Topco Ltd. (f) (p) (q)	59,271	37,712
Galaxy Entertainment Group Ltd. (e)	21,587	119,953
Home Depot Inc.	413	43,363
L Brands Inc.	361	31,245
Legend Pictures LLC (c) (f) (p) (q) (x)	15	26,862
Media Group Holdings LLC (c) (f) (p) (q) (x)	39,864	65,163
Other Securities		19,506

		410,688

CONSUMER STAPLES - 5.9%
Anheuser-Busch InBev NV	348	39,176
Mead Johnson Nutrition Co.	389	39,090
SABMiller Plc	958	49,926
Wal-Mart Stores Inc.	600	51,485

		179,677

ENERGY - 6.6%
Chevron Corp.	226	25,297
ConocoPhillips	773	53,397
Occidental Petroleum Corp.	487	39,281
Phillips 66	627	44,931
Plains GP Holdings LP - Class A	1,506	38,674

		201,580

FINANCIALS - 8.9%
AIA Group Ltd.	18,072	99,674
American International Group Inc.	734	41,106
Citigroup Inc.	1,036	56,063
MetLife Inc.	754	40,795
Wells Fargo & Co.	637	34,931

		272,569

	Shares/Par (t)	Value
HEALTH CARE - 7.5%
Actavis Plc (c)	161	41,469
Amgen Inc.	278	44,299
Biogen Idec Inc. (c)	107	36,253
Gilead Sciences Inc. (c)	334	31,511
Other Securities		75,119

		228,651

INDUSTRIALS - 6.6%
Boeing Co.	256	33,210
Caterpillar Inc.	552	50,525
Precision Castparts Corp.	167	40,323
Union Pacific Corp.	392	46,651
Other Securities		30,789

		201,498

INFORMATION TECHNOLOGY - 21.3%
Adobe Systems Inc. (c)	578	41,984
Alliance Data Systems Corp. (c)	118	33,611
Apple Inc.	774	85,429
Applied Materials Inc.	2,215	55,205
Baidu.com - ADR - Class A (c)	175	39,826
Cognizant Technology Solutions Corp. - Class A (c)	912	48,002
Intel Corp.	1,065	38,642
Intuit Inc.	488	44,961
Microsoft Corp.	1,732	80,442
Tencent Holdings Ltd.	2,809	40,640
Texas Instruments Inc.	715	38,249
Visa Inc. - Class A (e)	123	32,198
Other Securities		71,711

		650,900

MATERIALS - 1.8%
Dow Chemical Co.	621	28,310
Other Securities		24,952

		53,262

Total Common Stocks (cost $1,915,231)		2,198,825

PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
Other Securities		3,030

Total Preferred Stocks (cost $3,000)		3,030

PURCHASED OPTIONS - 0.0%
Other Securities		1,487

Total Purchased Options (cost $2,258)		1,487

CORPORATE BONDS AND NOTES - 2.9%

CONSUMER DISCRETIONARY - 2.9%
Delta Topco Ltd., 10.00%, 11/24/16 (f) (p) (q) (y)	49,706	49,706
Legendary Pictures Funding LLC, 8.00%, 03/15/18 (f) (p) (q)	28,500	28,261
Other Securities		10,984

Total Corporate Bonds and Notes (cost $90,861)		88,951

PRECIOUS METALS - 7.6%
Gold Bullion	195,722	231,504

Total Precious Metals (cost $242,738)		231,504

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 17.8%

Commercial Paper - 15.5%
BMW US Capital LLC
0.10%, 01/12/15 (r)	$20,000	19,999
0.13%, 01/14/15 (r)	15,000	14,999
Caterpillar Financial Services Corp., 0.11%, 01/05/15	10,000	10,000
Ecolab Inc., 0.40%, 01/23/15 (r)	35,000	34,991
Essilor International SA
0.09%, 01/05/15 (r)	10,000	10,000
0.19%, 03/20/15 (r)	35,000	34,984
Intel Corp., 0.14%, 01/14/15	30,000	29,998
Microsoft Corp., 0.07%, 01/12/15 (r)	25,000	24,999
Siemens Capital Co. LLC, 0.15%, 01/13/15 (r)	50,000	49,997
Toronto Dominion Holdings (USA), Inc.
0.12%, 01/09/15 (r)	10,000	10,000
0.12%, 01/13/15 (r)	10,000	10,000
0.15%, 02/09/15 (r)	25,000	24,996
Other Securities		198,984

		473,947

Investment Companies - 1.8%
JNL Money Market Fund, 0.01% (a) (h)	48,228	48,228
Other Securities		5,431

		53,659

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	15,503	15,503

Total Short Term Investments (cost $543,110)		543,109

Total Investments - 100.4% (cost $2,797,198)		3,066,906
Other Assets and Liabilities, Net - (0.4%)		(11,526)

Total Net Assets - 100.0%		$3,055,380

JNL/JPMorgan International Value Fund **

COMMON STOCKS - 97.9%

AUSTRALIA - 3.3%
Australia & New Zealand Banking Group Ltd.	461	$11,988
Other Securities		9,222

		21,210

BELGIUM - 2.6%
Solvay SA	83	11,260
Other Securities		5,344

		16,604

CANADA - 0.5%
Other Securities		3,335

CHINA - 1.4%
Industrial & Commercial Bank of China Ltd. - Class H	12,240	8,938

DENMARK - 1.0%
Danske Bank A/S	247	6,685

FINLAND - 0.5%
Other Securities		3,351

FRANCE - 14.8%
AXA SA	530	12,213
BNP Paribas	173	10,235
Credit Agricole SA	460	5,940
GDF Suez	533	12,438
Publicis Groupe SA	81	5,818
Renault SA	81	5,919

	Shares/Par (t)	Value
Schneider Electric SA	106	7,732
Sodexo SA	68	6,658
Total SA	225	11,550
Other Securities		17,025

		95,528

GERMANY - 5.7%
Bayer AG	120	16,376
Daimler AG	105	8,743
Deutsche Telekom AG	464	7,423
Other Securities		4,364

		36,906

HONG KONG - 0.9%
Other Securities		5,932

INDIA - 0.6%
Other Securities		3,660

IRELAND - 0.9%
Ryanair Holdings Plc - ADR (c)	84	5,985

ITALY - 4.0%
Assicurazioni Generali SpA	473	9,709
Enel SpA	1,400	6,241
Intesa Sanpaolo SpA	2,105	6,105
Other Securities		3,658

		25,713

JAPAN - 24.1%
Daiwa House Industry Co. Ltd.	440	8,320
Hitachi Ltd.	1,873	13,824
Japan Airlines Co. Ltd.	275	8,154
KDDI Corp.	93	5,811
Mitsubishi UFJ Financial Group Inc.	3,250	17,856
Mitsui Fudosan Co. Ltd.	313	8,393
Seven & I Holdings Co. Ltd.	167	6,011
Sony Corp.	394	8,041
Sumitomo Mitsui Financial Group Inc.	214	7,726
Toyota Motor Corp.	309	19,256
Other Securities		52,621

		156,013

LUXEMBOURG - 0.5%
Other Securities		3,484

MACAU - 0.5%
Other Securities		3,470

NETHERLANDS - 6.6%
ING Groep NV - CVA (c)	727	9,392
Koninklijke KPN NV	2,044	6,454
Royal Dutch Shell Plc - Class A	664	22,148
Other Securities		4,836

		42,830

NORWAY - 1.6%
Other Securities		10,482

SOUTH KOREA - 1.2%
Samsung Electronics Co. Ltd.	6	7,551

SPAIN - 1.6%
Repsol SA	439	8,222
Other Securities		2,057

		10,279

SWEDEN - 1.8%
Electrolux AB	389	11,369

SWITZERLAND - 6.5%
Nestle SA	159	11,564
Roche Holding AG	43	11,691

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Swiss Re AG	74	6,220
Zurich Financial Services AG	40	12,589

		42,064

TAIWAN - 0.6%
Other Securities		3,513

TURKEY - 0.8%
Other Securities		4,843

UNITED KINGDOM - 15.9%
AstraZeneca Plc	189	13,317
Barclays Plc	3,018	11,344
BG Group Plc	428	5,734
British American Tobacco Plc	110	5,934
HSBC Holdings Plc	1,456	13,757
InterContinental Hotels Group Plc	151	6,076
Rio Tinto Plc	203	9,354
SABMiller Plc	127	6,610
Vodafone Group Plc	5,482	18,794
Wolseley Plc	128	7,310
Other Securities		4,885

		103,115

Total Common Stocks (cost $649,172)		632,860

PREFERRED STOCKS - 0.7%

GERMANY - 0.7%
Other Securities		4,455

Total Preferred Stocks (cost $5,970)		4,455

RIGHTS - 0.0%

SPAIN - 0.0%
Repsol SA (c)	439	243

Total Rights (cost $237)		243

SHORT TERM INVESTMENTS - 2.5%

Investment Companies - 1.3%
JNL Money Market Fund, 0.01% (a) (h)	8,508	8,508

Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	7,618	7,618

Total Short Term Investments (cost $16,126)		16,126

Total Investments - 101.1% (cost $671,505)		653,684
Other Assets and Liabilities, Net - (1.1%)		(6,897)

Total Net Assets - 100.0%		$646,787

JNL/JPMorgan MidCap Growth Fund **

COMMON STOCKS - 97.2%

CONSUMER DISCRETIONARY - 20.5%
Advance Auto Parts Inc.	97	$15,418
BorgWarner Inc.	290	15,919
Harley-Davidson Inc.	243	15,996
Hilton Worldwide Holdings Inc. (c)	557	14,530
Michael Kors Holdings Ltd. (c)	316	23,739
Netflix Inc. (c)	53	18,174
Norwegian Cruise Line Holdings Ltd. (c)	274	12,803
Ralph Lauren Corp. - Class A	71	13,063
Tesla Motors Inc. (c) (e)	87	19,238
Ulta Salon Cosmetics & Fragrance Inc. (c)	179	22,845
Urban Outfitters Inc. (c)	459	16,111

	Shares/Par (t)	Value
Other Securities		89,905

		277,741

CONSUMER STAPLES - 2.5%
Monster Beverage Corp. (c)	167	18,062
Sprouts Farmers Market Inc. (c) (e)	460	15,631

		33,693

ENERGY - 4.2%
Concho Resources Inc. (c)	161	16,010
Other Securities		40,608

		56,618

FINANCIALS - 10.8%
Affiliated Managers Group Inc. (c)	133	28,313
CBRE Group Inc. - Class A (c)	850	29,126
East West Bancorp Inc.	343	13,266
Lazard Ltd. - Class A	281	14,064
Moody’s Corp.	190	18,195
Signature Bank (c)	124	15,556
TD Ameritrade Holding Corp.	510	18,262
Other Securities		10,370

		147,152

HEALTH CARE - 14.8%
Brookdale Senior Living Inc. (c)	388	14,235
Envision Healthcare Holdings Inc. (c)	462	16,034
Humana Inc.	130	18,729
Illumina Inc. (c)	157	29,034
Sirona Dental Systems Inc. (c)	175	15,316
Valeant Pharmaceuticals International Inc. (c)	98	13,996
Vertex Pharmaceuticals Inc. (c)	156	18,533
Other Securities		75,284

		201,161

INDUSTRIALS - 17.1%
Acuity Brands Inc.	244	34,163
AO Smith Corp.	246	13,883
Carlisle Cos. Inc.	221	19,961
Delta Air Lines Inc.	592	29,140
Fortune Brands Home & Security Inc.	443	20,050
HD Supply Holdings Inc (c)	710	20,926
Middleby Corp. (c)	146	14,479
Pall Corp.	222	22,509
Stericycle Inc. (c)	124	16,275
Other Securities		41,053

		232,439

INFORMATION TECHNOLOGY - 24.3%
Alliance Data Systems Corp. (c)	85	24,257
Amphenol Corp. - Class A	422	22,719
Applied Materials Inc.	618	15,398
Autodesk Inc. (c)	248	14,871
Avago Technologies Ltd.	222	22,301
CoStar Group Inc. (c)	87	15,939
Dealertrack Technologies Inc. (c)	338	14,968
Electronic Arts Inc. (c)	363	17,052
Lam Research Corp.	208	16,463
NXP Semiconductors NV (c)	254	19,428
SanDisk Corp.	143	13,972
VeriFone Systems Inc. (c)	469	17,432
Other Securities		115,695

		330,495

MATERIALS - 3.0%
Sherwin-Williams Co.	106	27,987

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Other Securities		12,621

		40,608

Total Common Stocks (cost $1,107,048)		1,319,907

SHORT TERM INVESTMENTS - 8.2%

Investment Companies - 2.9%
JNL Money Market Fund, 0.01% (a) (h)	39,739	39,739

Securities Lending Collateral - 5.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	72,380	72,380

Total Short Term Investments (cost $112,119)		112,119

Total Investments - 105.4% (cost $1,219,167)		1,432,026
Other Assets and Liabilities, Net - (5.4%)		(73,793)

Total Net Assets - 100.0%		$1,358,233

JNL/JPMorgan U.S. Government & Quality Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 3.5%
ACE Securities Corp. REMIC, 0.43%, 02/25/31 (i)	$72	$67
American Homes For Rent REMIC, 3.79%, 10/17/24	4,986	5,087
BB-UBS Trust REMIC, 2.89%, 06/05/20 (r)	8,000	7,833
Commercial Mortgage Pass-Through Certificates Interest Only REMIC, 1.91%, 08/15/45 (i)	17,403	1,732
Conseco Financial Corp. REMIC, 7.07%, 01/15/29	10	11
Countrywide Alternative Loan Trust REMIC
0.38%, 07/20/46 (i)	646	447
0.36%, 12/20/46 (i)	1,073	813
Countrywide Home Equity Loan Trust, 0.45%, 02/15/34 (i)	289	263
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 6.00%, 09/25/34	743	763
FDIC Structured Sale Guaranteed Notes REMIC, 1.84%, 03/25/17 (i) (r)	73	73
IndyMac Seconds Asset Backed Trust REMIC, 0.43%, 06/25/36 (i) (p) (q)	806	187
LB-UBS Commercial Mortgage Trust REMIC, 5.35%, 10/15/16	2,520	2,680
MASTR Adjustable Rate Mortgages Trust REMIC, 2.24%, 02/25/34 (i)	540	527
Morgan Stanley Capital I Trust REMIC, 4.05%, 06/15/21	1,697	1,803
Morgan Stanley Mortgage Loan Trust REMIC, 2.43%, 10/25/34 (i)	368	365
NCUA Guaranteed Notes Trust REMIC, 1.60%, 10/29/20	921	922
Nomura Asset Acceptance Corp. REMIC, 6.50%, 03/25/34 (r)	3,296	3,363
Provident Funding Mortgage Loan Trust REMIC, 2.41%, 10/25/35 (i)	193	189
Residential Funding Mortgage Securities Inc. Trust REMIC, 5.50%, 02/25/35	1,937	1,937
SACO I Inc. REMIC, 0.43%, 06/25/36 (i) (p) (q)	191	309
Structured Asset Mortgage Investments Inc. REMIC, 0.38%, 08/25/36 (i)	1,063	826
UBS-BAMLL Trust REMIC, 3.66%, 06/10/22 (r)	4,560	4,677
Vendee Mortgage Trust REMIC, 6.75%, 02/15/31	1,819	2,112

	Shares/Par (t)	Value
Wells Fargo Mortgage Backed Securities Trust REMIC, 5.50%, 04/25/22	514	529
Wells Fargo Re-REMIC Trust REMIC, 1.75%, 04/20/17 (f) (r)	2,091	2,091
Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.38%, 05/15/21 (r)	4,750	5,178

Total Non-U.S. Government Agency Asset-Backed Securities (cost $44,922)		44,784

CORPORATE BONDS AND NOTES - 3.1%

CONSUMER STAPLES - 0.2%
Kimberly-Clark Corp., 2.40%, 03/01/22	700	690
PepsiCo Inc., 3.00%, 08/25/21 (e)	782	806
Procter & Gamble Co., 1.90%, 11/01/19	1,280	1,282

		2,778

ENERGY - 0.1%
Occidental Petroleum Corp., 3.13%, 02/15/22	666	658
Phillips 66, 4.30%, 04/01/22	912	963

		1,621

FINANCIALS - 2.1%
Bank of America Corp., 5.70%, 01/24/22	1,490	1,726
Bank of New York Mellon Corp., 3.55%, 09/23/21	3,850	4,025
Berkshire Hathaway Inc., 3.40%, 01/31/22	1,619	1,686
Citigroup Inc., 4.50%, 01/14/22	3,028	3,309
Credit Suisse, 3.00%, 10/29/21	894	890
Goldman Sachs Group Inc., 5.75%, 01/24/22	840	972
PNC Funding Corp., 2.70%, 09/19/16	1,400	1,438
Toyota Motor Credit Corp., 3.40%, 09/15/21	5,500	5,785
U.S. Bancorp, 3.00%, 03/15/22	1,715	1,732
Wells Fargo & Co., 1.50%, 07/01/15	4,639	4,664

		26,227

HEALTH CARE - 0.2%
Walgreens Boots Alliance Inc., 3.80%, 11/18/24	2,469	2,518

INDUSTRIALS - 0.1%
ABB Finance USA Inc., 2.88%, 05/08/22	571	574
Lockheed Martin Corp., 3.35%, 09/15/21	984	1,019

		1,593

INFORMATION TECHNOLOGY - 0.1%
Intel Corp., 3.30%, 10/01/21	1,279	1,341

TELECOMMUNICATION SERVICES - 0.1%
Nippon Telegraph & Telephone Corp., 1.40%, 07/18/17	1,067	1,064

UTILITIES - 0.2%
Florida Power Corp., 3.10%, 08/15/21	1,203	1,236
Virginia Electric and Power Co., 2.95%, 01/15/22	870	879

		2,115

Total Corporate Bonds and Notes (cost $37,761)		39,257

GOVERNMENT AND AGENCY OBLIGATIONS - 85.2%

GOVERNMENT SECURITIES - 40.1%

Federal Farm Credit Bank - 1.4% (w)
Federal Farm Credit Bank
5.30%, 12/23/24	6,800	8,281
5.75%, 12/07/28	7,000	9,221

		17,502
Federal Home Loan Bank - 1.3% (w)
Federal Home Loan Bank
4.88%, 05/17/17	10,000	10,928

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.25%, 12/11/20	4,500	5,321

		16,249

Federal National Mortgage Association - 3.0% (w)
Federal National Mortgage Association, 0.00%, 10/09/19 - 03/23/28 (j)	43,000	37,575

Sovereign - 6.3%
Financing Corp. Fico Principal Strip, 0.00%, 11/30/17 - 04/05/19 (j)	22,800	21,764
Israel Government AID Bond, 0.00%, 09/15/19 - 11/01/21 (j)	30,000	26,737
Province of Saskatchewan Canada, 9.38%, 12/15/20	1,500	2,035
Residual Funding Corp. Principal Strip, 0.00%, 10/15/19 - 01/15/30 (j)	16,210	13,081
Tennessee Valley Authority Generic Strip, 0.00%, 01/15/21 - 07/15/37 (j)	20,487	15,145

		78,762

Treasury Inflation Index Securities - 4.5%
U.S. Treasury Inflation Indexed Note
0.13%, 07/15/24 (n)	10,000	9,645
2.00%, 01/15/26 (n)	6,197	7,109
2.38%, 01/15/27 (n)	2,367	2,836
1.38%, 02/15/44 (n)	32,091	36,444

		56,034

U.S. Treasury Securities - 23.6%
U.S. Treasury Bond
0.00%,08/15/21 (j)	25,000	21,847
5.25%, 11/15/28 - 02/15/29	30,000	40,275
5.38%, 02/15/31	33,000	46,025
U.S. Treasury Note
2.00%, 04/30/16 - 11/15/21	50,000	50,593
4.63%, 02/15/17	22,000	23,794
2.75%, 05/31/17	20,000	20,905
4.75%, 08/15/17	17,000	18,663
3.38%, 11/15/19	25,000	27,086
2.63%, 08/15/20 - 11/15/20	45,000	46,967

		296,155

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 45.1%

Federal Home Loan Bank - 0.5%
Federal Home Loan Bank, 5.75%, 06/12/26	5,000	6,416
Federal Home Loan Mortgage Corp. - 20.0%
Federal Home Loan Mortgage Corp.
8.00%, 07/01/20	5	5
6.00%, 11/01/28	77	87
7.00%, 04/01/29 - 08/01/32	100	113
5.00%, 08/01/33 - 12/01/34	1,525	1,697
2.38%, 12/01/35 (i)	1,221	1,305
2.77%, 01/01/37 (i)	155	167
5.50%, 07/01/38	6,234	6,971
4.50%, 10/01/40	1,605	1,742
3.00%, 07/15/42	34,305	34,193
REMIC, 4.50%, 06/15/18 - 07/15/34	24,198	25,962
REMIC, 4.00%, 07/15/23 - 06/15/36	18,402	19,771
REMIC, 5.50%, 01/15/26 - 07/15/40	27,957	30,482
REMIC, 3.50%, 02/15/26 - 01/15/41	51,649	54,452
REMIC, 3.00%, 04/15/31 - 01/15/40	20,114	20,128
REMIC, 5.00%, 12/15/32 - 08/15/39	39,521	42,685
REMIC, 2.00%, 03/15/33	8,639	8,562
REMIC, 6.00%, 07/15/37	2,000	2,209

		250,531
Federal National Mortgage Association - 19.1%
Federal National Mortgage Association
12.00%, 01/01/16 - 01/15/16	1	1
5.00%, 02/01/19 - 11/01/40	25,442	28,461
11.50%, 09/01/19	—	—

	Shares/Par (t)	Value
10.50%, 08/01/20	1	1
3.27%, 01/01/22	9,536	10,056
4.00%, 02/01/25 - 09/01/25	6,129	6,547
6.50%, 03/01/26 - 03/01/36	380	447
7.00%, 05/01/26 - 01/01/30	16	17
8.00%, 11/01/29 - 03/01/31	56	63
6.00%, 02/01/31 - 12/01/36	9,214	10,621
7.50%, 02/01/31	7	8
5.50%, 02/01/35 - 10/01/36	5,645	6,360
REMIC, 5.00%, 05/25/18 - 09/25/39	20,219	21,680
REMIC, 4.00%, 01/25/19 - 05/25/38	71,410	76,014
REMIC, 4.50%, 04/25/23 - 12/25/40	32,016	34,260
REMIC, 3.50%, 01/25/32 - 07/25/33	10,461	10,942
REMIC, 5.50%, 12/25/34 - 11/25/35	3,988	4,449
REMIC, 0.00%,04/25/36 (j)	2,109	1,958
REMIC, 6.00%, 02/25/37 (i)	2,687	2,982
REMIC, 11.21%, 02/25/40 (i)	25	27
REMIC, 7.50%, 12/25/41	5,671	6,420
REMIC, 3.00%, 04/25/42	10,661	10,740
REMIC, 5.75%, 06/25/42	1,387	1,517
REMIC, 4.68%, 06/25/43	3,729	3,992
REMIC, 6.00%, 12/25/49	1,255	1,394
REMIC, Interest Only, 6.38%, 10/25/27 (i)	2,399	57

		239,014

Government National Mortgage Association - 5.5%
Government National Mortgage Association
6.00%, 04/15/29 - 01/15/36	1,502	1,727
REMIC, 4.00%, 09/16/24 - 11/20/38	18,973	19,985
REMIC, 6.50%, 06/20/28 - 06/16/31	2,030	2,273
REMIC, 5.50%, 03/20/33 - 02/16/38	8,165	8,858
REMIC, 6.00%, 12/16/33	2,443	2,705
REMIC, 3.00%, 04/20/39	6,043	6,222
REMIC, 4.50%, 06/20/39	9,804	10,670
REMIC, 5.00%, 05/20/40	12,108	13,835
REMIC, Interest Only, 6.24%, 05/16/38 (i)	3,585	653
REMIC, Interest Only, 5.96%, 07/20/41 (i)	13,488	2,203

		69,131

Total Government and Agency Obligations (cost $1,010,282)		1,067,369

SHORT TERM INVESTMENTS - 7.8%

Investment Companies - 7.7%
JNL Money Market Fund, 0.01% (a) (h)	96,357	96,357

Securities Lending Collateral - 0.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	829	829

Total Short Term Investments (cost $97,186)		97,186

Total Investments - 99.6% (cost $1,190,151)		1,248,596
Other Assets and Liabilities, Net - 0.4%		4,549

Total Net Assets - 100.0%		$1,253,145

JNL/Lazard Emerging Markets Fund **

COMMON STOCKS - 96.5%

ARGENTINA - 1.1%
YPF SA - ADR - Class D	532	$14,084

BRAZIL - 13.3%
AMBEV SA - ADR	2,826	17,580
Banco do Brasil SA	4,211	37,659
BB Seguridade Participacoes SA	1,752	21,190
Cielo SA	1,505	23,591
Cielo SA - ADR (e)	337	5,299

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Localiza Rent a Car SA	913	12,258
Souza Cruz SA	1,476	10,728
Via Varejo SA (c)	1,187	9,275
Other Securities		39,920

		177,500

CHINA - 16.4%
Baidu.com - ADR - Class A (c)	150	34,289
China Construction Bank Corp. - Class H	55,108	45,011
China Mobile Ltd. - ADR	537	31,577
China Shenhua Energy Co. Ltd. - Class H	4,750	14,015
CNOOC Ltd.	12,094	16,353
Huabao International Holdings Ltd.	13,347	10,895
NetEase.com - ADR	325	32,268
Other Securities		34,059

		218,467

COLOMBIA - 1.2%
Pacific Rubiales Energy Corp.	2,153	13,327
Other Securities		2,815

		16,142

EGYPT - 1.2%
Commercial International Bank Egypt SAE - GDR	2,335	15,350

GREECE - 0.2%
Other Securities		3,049

HONG KONG - 0.3%
Other Securities		3,787

HUNGARY - 0.9%
OTP Bank Plc (e)	835	12,051

INDIA - 8.9%
Axis Bank Ltd.	3,668	29,034
HCL Technologies Ltd.	377	9,522
Punjab National Bank	5,039	17,339
Tata Consultancy Services Ltd.	589	23,866
Other Securities		38,692

		118,453

INDONESIA - 6.4%
Astra International Tbk PT	18,276	10,900
Bank Mandiri Persero Tbk PT	24,991	21,733
Telekomunikasi Indonesia PT - ADR	621	28,085
United Tractors Tbk PT	7,245	10,119
Other Securities		14,218

		85,055

MACAU - 1.4%
Wynn Macau Ltd. (e)	5,502	15,351
Other Securities		2,814

		18,165

MEXICO - 1.9%
Kimberly-Clark de Mexico SAB de CV	4,654	10,123
Other Securities		15,775

		25,898

PAKISTAN - 1.2%
Other Securities		15,841

PERU - 0.2%
Other Securities		3,236

PHILIPPINES - 1.5%
Philippine Long Distance Telephone Co. - ADR	325	20,541

POLAND - 0.2%
Other Securities		2,848

	Shares/Par (t)	Value
RUSSIAN FEDERATION - 6.3%
Gazprom OAO - ADR	3,455	15,906
Mobile Telesystems OJSC - ADR	1,534	11,015
Sberbank of Russia - ADR	4,727	19,143
Other Securities		38,146

		84,210

SOUTH AFRICA - 7.3%
Shoprite Holdings Ltd.	1,124	16,265
Standard Bank Group Ltd.	1,040	12,815
Tiger Brands Ltd. (e)	305	9,656
Other Securities		58,201

		96,937

SOUTH KOREA - 12.4%
Hanwha Life Insurance Co. Ltd.	2,548	19,255
Hyundai Mobis	57	12,271
KB Financial Group Inc.	524	17,147
KT&G Corp.	198	13,780
Samsung Electronics Co. Ltd.	37	44,469
Shinhan Financial Group Co. Ltd.	701	28,192
SK Hynix Inc. (c)	510	21,794
Other Securities		8,363

		165,271

SWEDEN - 0.3%
Other Securities		3,719

TAIWAN - 5.5%
Hon Hai Precision Industry Co. Ltd.	967	2,671
Hon Hai Precision Industry Co. Ltd. - GDR	1,742	9,774
Taiwan Semiconductor Manufacturing Co. Ltd.	3,257	14,349
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,756	39,306
Other Securities		7,149

		73,249

THAILAND - 1.9%
CP ALL PCL	7,755	9,971
Siam Cement PCL	727	9,914
Other Securities		6,115

		26,000

TURKEY - 5.9%
Akbank T.A.S.	2,740	10,117
KOC Holding A/S	2,686	14,204
KOC Holding A/S - ADR	237	6,256
Turkcell Iletisim Hizmetleri A/S (c)	2,071	12,636
Turkcell Iletisim Hizmetleri A/S - ADR (c) (e)	256	3,867
Turkiye Is Bankasi SA - Class C	7,113	20,452
Other Securities		11,749

		79,281

UNITED KINGDOM - 0.6%
Other Securities		7,808

Total Common Stocks (cost $1,367,748)		1,286,942

PREFERRED STOCKS - 0.2%

BRAZIL - 0.2%
Other Securities		2,972

Total Preferred Stocks (cost $5,477)		2,972

SHORT TERM INVESTMENTS - 7.7%
Investment Companies - 3.3%
JNL Money Market Fund, 0.01% (a) (h)	43,972	43,972

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Securities Lending Collateral - 4.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	59,238	59,238

Total Short Term Investments (cost $103,210)		103,210

Total Investments - 104.4% (cost $1,476,435)		1,393,124
Other Assets and Liabilities, Net - (4.4%)		(59,201)

Total Net Assets - 100.0%		$1,333,923

JNL/Mellon Capital Emerging Markets Index Fund **

COMMON STOCKS - 92.9%

BRAZIL - 5.2%
AMBEV SA	978	$6,017
Banco Bradesco SA	138	1,787
BRF SA	137	3,265
Petroleo Brasileiro SA	638	2,301
Vale SA	278	2,294
Other Securities		26,484

		42,148

CHILE - 1.3%
Other Securities		10,683

CHINA - 16.8%
Bank of China Ltd. - Class H	16,756	9,405
China Construction Bank Corp. - Class H	15,209	12,422
China Life Insurance Co. Ltd.	684	565
China Life Insurance Co. Ltd. - Class H	1,545	6,055
China Mobile Ltd.	1,285	15,048
China Pacific Insurance Group Co. Ltd. - Class H	556	2,798
China Petroleum & Chemical Corp. - Class H	5,418	4,388
CNOOC Ltd.	3,727	5,039
Industrial & Commercial Bank of China Ltd. - Class H	15,553	11,357
PetroChina Co. Ltd. - Class H	4,405	4,890
Ping An Insurance Group Co. of China Ltd. - Class H	552	5,584
Other Securities		58,192

		135,743

COLOMBIA - 0.5%
Cemex Latam Holdings SA (c)	52	352
Other Securities		3,909

		4,261

CZECH REPUBLIC - 0.2%
Other Securities		1,826

EGYPT - 0.2%
Other Securities		1,883

GREECE - 0.5%
Other Securities		3,774

HONG KONG - 4.8%
Tencent Holdings Ltd.	1,083	15,676
Other Securities		22,738

		38,414

HUNGARY - 0.2%
Other Securities		1,473

INDIA - 7.0%
Housing Development Finance Corp.	310	5,552
Infosys Ltd.	191	5,920

	Shares/Par (t)	Value
ITC Ltd.	482	2,810
Reliance Industries Ltd.	271	3,808
Tata Consultancy Services Ltd.	98	3,970
Other Securities		34,645

		56,705

INDONESIA - 2.7%
Bank Central Asia Tbk PT	2,603	2,761
Other Securities		19,284

		22,045

MALAYSIA - 3.5%
Public Bank Bhd	577	3,013
Other Securities		25,389

		28,402

MEXICO - 4.1%
America Movil SAB de CV - Class L (e)	7,108	7,902
Fomento Economico Mexicano SAB de CV	405	3,592
Grupo Financiero Banorte SAB de CV	534	2,941
Other Securities		18,660

		33,095

PERU - 0.3%
Other Securities		2,631

PHILIPPINES - 1.3%
Other Securities		10,002

POLAND - 1.6%
Other Securities		12,512

QATAR - 0.9%
Other Securities		6,914

RUSSIAN FEDERATION - 2.9%
Gazprom OAO	2,456	5,265
Lukoil OAO	109	3,944
Other Securities		14,332

		23,541

SOUTH AFRICA - 7.8%
FirstRand Ltd.	644	2,798
MTN Group Ltd.	344	6,549
Naspers Ltd. - Class N	83	10,772
Sasol Ltd.	117	4,371
Standard Bank Group Ltd.	257	3,172
Other Securities		35,004

		62,666

SOUTH KOREA - 13.7%
Hyundai Mobis	14	3,057
Hyundai Motor Co.	33	4,968
KB Financial Group Inc.	81	2,652
NHN Corp.	6	3,731
POSCO Inc.	14	3,472
Samsung Electronics Co. Ltd.	23	27,967
Shinhan Financial Group Co. Ltd.	89	3,579
SK Hynix Inc. (c)	120	5,131
Other Securities		56,035

		110,592

TAIWAN - 12.4%
Hon Hai Precision Industry Co. Ltd.	2,604	7,190
MediaTek Inc.	295	4,292
Taiwan Semiconductor Manufacturing Co. Ltd.	5,180	22,818
Other Securities		65,170

		99,470

THAILAND - 2.4%
Kasikornbank PCL	44	305

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Kasikornbank PCL - NVDR	339	2,345
Other Securities		16,680

		19,330

TURKEY - 1.8%
Other Securities		14,375

UNITED ARAB EMIRATES - 0.6%
Other Securities		5,054

UNITED KINGDOM - 0.1%
Other Securities		448

UNITED STATES OF AMERICA - 0.1%
Other Securities		987

Total Common Stocks (cost $776,273)		748,974

PREFERRED STOCKS - 5.6%

BRAZIL - 3.5%
Banco Bradesco SA	441	5,816
Itau Unibanco Holding SA	585	7,609
Petroleo Brasileiro SA	882	3,324
Vale SA	402	2,911
Other Securities		8,905

		28,565

CHILE - 0.1%
Other Securities		776

COLOMBIA - 0.3%
Other Securities		2,141

MEXICO - 0.8%
Cemex SAB de CV (e)	2,496	2,545
Grupo Televisa SAB	539	3,676

		6,221

RUSSIAN FEDERATION - 0.2%
Other Securities		1,515

SOUTH KOREA - 0.7%
Hyundai Motor Co.	8	918
Hyundai Motor Co.	5	624
Samsung Electronics Co. Ltd.	4	3,983
Other Securities		198

		5,723

Total Preferred Stocks (cost $58,702)		44,941

RIGHTS - 0.0%

SOUTH KOREA - 0.0%
Other Securities		6

TAIWAN - 0.0%
Other Securities		8

Total Rights (cost $0)		14

SHORT TERM INVESTMENTS - 4.0%

Investment Companies - 2.3%
JNL Money Market Fund, 0.01% (a) (h)	18,455	18,455

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	12,781	12,781

	Shares/Par (t)	Value
Treasury Securities - 0.1%
Other Securities		740

Total Short Term Investments (cost $31,976)		31,976

Total Investments - 102.5% (cost $866,951)		825,905
Other Assets and Liabilities, Net - (2.5%)		(19,924)

Total Net Assets - 100.0%		$805,981

JNL/Mellon Capital European 30 Fund

COMMON STOCKS - 99.8%

BELGIUM - 7.2%
Belgacom SA (e)	308	$11,162
Colruyt SA (e)	163	7,573

		18,735

FRANCE - 9.1%
Alstom SA (c)	255	8,221
SCOR SE	256	7,763
Total SA	151	7,743

		23,727

GERMANY - 9.8%
Bayerische Motoren Werke AG	79	8,524
Deutsche Lufthansa AG	429	7,116
Hannover Rueck SE	107	9,688

		25,328

ITALY - 8.9%
ENI SpA	380	6,656
Snam Rete Gas SpA	1,646	8,145
Terna Rete Elettrica Nazionale SpA (e)	1,829	8,309

		23,110

NETHERLANDS - 10.3%
Koninklijke Ahold NV	467	8,292
Koninklijke KPN NV	2,742	8,658
Wolters Kluwer NV	321	9,798

		26,748

PORTUGAL - 3.7%
Energias de Portugal SA	2,475	9,597

SWEDEN - 9.1%
Hexagon AB - Class B	292	8,994
Lundin Petroleum AB (c)	469	6,713
Nordea Bank AB	686	7,942

		23,649

SWITZERLAND - 14.9%
Aryzta AG	118	9,056
Novartis AG	114	10,573
Swisscom AG	17	9,085
Zurich Financial Services AG	32	9,881

		38,595

UNITED KINGDOM - 26.8%
Admiral Group Plc	420	8,609
Aviva Plc	1,240	9,317
BAE Systems Plc	1,271	9,295
Centrica Plc	1,588	6,880
National Grid Plc	695	9,862
Reed Elsevier Plc	611	10,435
Scottish & Southern Energy Plc	407	10,277

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Tesco Plc	1,672	4,875

		69,550

Total Common Stocks (cost $284,028)		259,039

INVESTMENT COMPANIES - 0.3%
Vanguard European ETF	12	624

Total Investment Companies (cost $632)		624

SHORT TERM INVESTMENTS - 7.4%

Investment Companies - 0.2%
JNL Money Market Fund, 0.01% (a) (h)	566	566

Securities Lending Collateral - 7.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	18,689	18,689

Total Short Term Investments (cost $19,255)		19,255

Total Investments - 107.5% (cost $303,915)		278,918
Other Assets and Liabilities, Net - (7.5%)		(19,400)

Total Net Assets - 100.0%		$259,518

JNL/Mellon Capital Pacific Rim 30 Fund

COMMON STOCKS - 97.2%

AUSTRALIA - 18.3%
AGL Energy Ltd.	410	$4,475
Caltex Australia Ltd.	315	8,743
Insurance Australia Group Ltd.	1,069	5,430
Metcash Ltd. (e)	1,978	2,980
Toll Holdings Ltd. (e)	1,081	5,148
Woodside Petroleum Ltd.	163	5,036

		31,812

HONG KONG - 18.6%
Cheung Kong Holdings Ltd.	355	5,945
CLP Holdings Ltd.	709	6,140
First Pacific Co. Ltd.	5,084	5,020
NWS Holdings Ltd.	3,633	6,664
PCCW Ltd.	12,473	8,493

		32,262

JAPAN - 46.3%
Air Water Inc.	398	6,304
Aozora Bank Ltd. (e)	1,923	5,953
Central Japan Railway Co.	47	6,999
Marubeni Corp.	763	4,563
Mitsubishi Corp.	285	5,214
Mitsui & Co. Ltd.	393	5,267
Nippon Steel Corp.	1,647	4,086
Osaka Gas Co. Ltd.	1,392	5,199
Resona Holdings Inc.	1,059	5,349
Sojitz Corp. (e)	3,058	4,271
Sumitomo Corp.	439	4,505
Tokyo Electric Power Co. Inc. (c)	1,114	4,532
Tokyo Gas Co. Ltd.	1,117	6,026
Toyo Suisan Kaisha Ltd. (e)	182	5,850
West Japan Railway Co.	127	6,014

		80,132

SINGAPORE - 14.0%
Jardine Cycle & Carriage Ltd. (e)	195	6,247
Olam International Ltd. (e)	4,661	7,108
Singapore Telecommunications Ltd.	1,970	5,783

	Shares/Par (t)	Value
Wilmar International Ltd.	2,076	5,058

		24,196

Total Common Stocks (cost $167,388)		168,402

INVESTMENT COMPANIES - 2.4%
Vanguard MSCI Pacific ETF	73	4,173

Total Investment Companies (cost $4,188)		4,173

SHORT TERM INVESTMENTS - 8.0%

Securities Lending Collateral - 8.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	13,792	13,792

Total Short Term Investments (cost $13,792)		13,792

Total Investments - 107.6% (cost $185,368)		186,367
Other Assets and Liabilities, Net - (7.6%)		(13,192)

Total Net Assets - 100.0%		$173,175

JNL/Mellon Capital S&P 500 Index Fund **

COMMON STOCKS - 98.4%

CONSUMER DISCRETIONARY - 12.1%
Amazon.com Inc. (c)	85	$26,499
Comcast Corp. - Class A (e)	582	33,750
Home Depot Inc.	297	31,155
McDonald’s Corp.	221	20,718
Walt Disney Co. (e)	351	33,092
Other Securities		358,060

		503,274

CONSUMER STAPLES - 9.3%
Altria Group Inc.	446	21,955
Coca-Cola Co.	887	37,438
Coca-Cola Enterprises Inc.	55	2,424
CVS Health Corp.	258	24,870
PepsiCo Inc.	337	31,871
Philip Morris International Inc.	350	28,502
Procter & Gamble Co.	608	55,377
Wal-Mart Stores Inc.	354	30,411
Other Securities		154,727

		387,575

ENERGY - 8.2%
Chevron Corp. (e)	426	47,763
ConocoPhillips	277	19,111
Exxon Mobil Corp.	953	88,130
Schlumberger Ltd.	292	24,920
Other Securities		164,346

		344,270

FINANCIALS - 16.3%
American Express Co.	200	18,654
Bank of America Corp.	2,366	42,323
Bank of New York Mellon Corp. (a)	254	10,301
Berkshire Hathaway Inc. - Class B (c)	410	61,604
Citigroup Inc.	681	36,873
JPMorgan Chase & Co.	845	52,856
Wells Fargo & Co.	1,064	58,342
Other Securities		397,089

		678,042

HEALTH CARE - 14.3%
AbbVie Inc.	358	23,446
Amgen Inc.	171	27,251
Bristol-Myers Squibb Co.	373	22,018

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Celgene Corp. (c)	181	20,292
Gilead Sciences Inc. (c)	339	31,938
Johnson & Johnson	630	65,897
Merck & Co. Inc.	642	36,458
Pfizer Inc.	1,424	44,352
UnitedHealth Group Inc.	216	21,858
Other Securities		304,280

		597,790

INDUSTRIALS - 10.3%
3M Co.	145	23,787
Boeing Co.	150	19,524
General Electric Co.	2,259	57,094
Union Pacific Corp.	200	23,860
United Technologies Corp.	191	21,924
Other Securities		284,721

		430,910

INFORMATION TECHNOLOGY - 19.4%
Apple Inc.	1,320	145,719
Cisco Systems Inc.	1,150	31,979
Facebook Inc. - Class A (c)	470	36,695
Google Inc. - Class A (c)	64	34,023
Google Inc. - Class C (c)	64	33,718
Intel Corp.	1,089	39,511
International Business Machines Corp.	208	33,392
MasterCard Inc. - Class A	221	19,036
Microsoft Corp.	1,855	86,153
Oracle Corp.	731	32,893
QUALCOMM Inc.	374	27,835
Visa Inc. - Class A (e)	110	28,957
Other Securities		257,814

		807,725

MATERIALS - 3.1%
Other Securities		128,947

TELECOMMUNICATION SERVICES - 2.2%
AT&T Inc. (e)	1,167	39,193
Verizon Communications Inc.	934	43,671
Other Securities		10,676

		93,540

UTILITIES - 3.2%
Other Securities		133,969

Total Common Stocks (cost $2,910,166)		4,106,042

SHORT TERM INVESTMENTS - 6.3%

Investment Companies - 1.4%
JNL Money Market Fund, 0.01% (a) (h)	58,774	58,774

Securities Lending Collateral - 4.8%
Repurchase Agreement with MLP, 0.45% (collateralized by various publicly traded domestic equities with a value of $126,500) acquired on 12/05/14, due 03/06/15 at $115,131 (q)	$115,000	115,000
Repurchase Agreement with MSC, 0.43% (collateralized by various publicly traded domestic equities with a value of $66,001) acquired on 12/15/14, due 04/06/15 at $60,080 (q)	60,000	60,000
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	25,925	25,925

		200,925

	Shares/Par (t)	Value
Treasury Securities - 0.1%
Other Securities		3,084

Total Short Term Investments (cost $262,783)		262,783

Total Investments - 104.7% (cost $3,172,949)		4,368,825
Other Assets and Liabilities, Net - (4.7%)		(197,518)

Total Net Assets - 100.0%		$4,171,307

JNL/Mellon Capital S&P 400 MidCap Index Fund **

COMMON STOCKS - 98.2%

CONSUMER DISCRETIONARY - 13.4%
Advance Auto Parts Inc.	83	$13,175
Foot Locker Inc.	162	9,105
HanesBrands Inc.	113	12,664
Jarden Corp. (c)	202	9,693
LKQ Corp. (c)	342	9,629
Polaris Industries Inc. (e)	70	10,565
Signet Jewelers Ltd.	91	11,967
Other Securities		178,136

		254,934

CONSUMER STAPLES - 3.3%
Church & Dwight Co. Inc.	153	12,021
Energizer Holdings Inc.	71	9,085
Other Securities		42,174

		63,280

ENERGY - 4.2%
HollyFrontier Corp.	225	8,443
Other Securities		70,427

		78,870

FINANCIALS - 22.4%
Alleghany Corp. (c)	18	8,517
Arthur J Gallagher & Co.	184	8,642
Duke Realty Corp.	388	7,835
Everest Re Group Ltd.	52	8,827
Federal Realty Investment Trust	77	10,289
Jones Lang LaSalle Inc.	51	7,589
New York Community Bancorp Inc.	502	8,037
Raymond James Financial Inc.	143	8,198
Realty Income Corp. (e)	253	12,092
SL Green Realty Corp.	110	13,073
UDR Inc.	290	8,945
Other Securities		323,281

		425,325

HEALTH CARE - 10.1%
Cooper Cos. Inc.	55	8,909
Cubist Pharmaceuticals Inc. (c)	87	8,735
Endo International Plc (c)	174	12,550
Henry Schein Inc. (c)	96	13,071
Idexx Laboratories Inc. (c)	54	8,052
MEDNAX Inc. (c)	114	7,540
Mettler-Toledo International Inc. (c)	33	9,846
Omnicare Inc.	112	8,144
ResMed Inc. (e)	159	8,891
Salix Pharmaceuticals Ltd. (c)	73	8,334
Other Securities		96,888

		190,960

INDUSTRIALS - 15.3%
Alaska Air Group Inc.	150	8,988
Fortune Brands Home & Security Inc.	180	8,149

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JB Hunt Transport Services Inc.	105	8,831
Towers Watson & Co. - Class A	80	9,005
Wabtec Corp.	109	9,506
Other Securities		245,319

		289,798

INFORMATION TECHNOLOGY - 17.2%
Ansys Inc. (c)	105	8,622
Equinix Inc.	62	14,144
Gartner Inc. - Class A (c)	101	8,536
RF Micro Devices Inc. (c)	663	10,992
Skyworks Solutions Inc.	217	15,776
Synopsys Inc. (c)	177	7,711
Trimble Navigation Ltd. (c)	296	7,849
Other Securities		253,085

		326,715

MATERIALS - 7.3%
Ashland Inc.	74	8,807
Packaging Corp. of America	112	8,708
Rock-Tenn Co. - Class A	160	9,746
RPM International Inc.	151	7,672
Valspar Corp.	87	7,518
Other Securities		95,054

		137,505

TELECOMMUNICATION SERVICES - 0.2%
Other Securities		2,872

UTILITIES - 4.8%
Alliant Energy Corp.	126	8,363
OGE Energy Corp.	226	8,016
Other Securities		73,858

		90,237

Total Common Stocks (cost $1,413,085)		1,860,496

SHORT TERM INVESTMENTS - 8.0%

Investment Companies - 2.0%
JNL Money Market Fund, 0.01% (a) (h)	38,654	38,654

Securities Lending Collateral - 5.9%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	111,795	111,795

Treasury Securities - 0.1%
Other Securities		2,159

Total Short Term Investments (cost $152,608)		152,608

Total Investments - 106.2% (cost $1,565,693)		2,013,104
Other Assets and Liabilities, Net - (6.2%)		(117,860)

Total Net Assets - 100.0%		$1,895,244

JNL/Mellon Capital Small Cap Index Fund **

COMMON STOCKS - 99.0%

CONSUMER DISCRETIONARY - 13.9%
Brunswick Corp.	99	$5,091
Buffalo Wild Wings Inc. (c)	20	3,643
Dana Holding Corp.	181	3,939
Office Depot Inc. (c)	572	4,902
Tenneco Inc. (c)	65	3,684
Other Securities		244,863

		266,122

CONSUMER STAPLES - 3.3%
Casey’s General Stores Inc.	41	3,714
TreeHouse Foods Inc. (c)	45	3,846

	Shares/Par (t)	Value
United Natural Foods Inc. (c)	54	4,162
Other Securities		51,771

		63,493

ENERGY - 3.4%
Other Securities		65,441

FINANCIALS - 24.0%
CNO Financial Group Inc.	221	3,805
CubeSmart	173	3,824
First American Financial Corp.	114	3,872
Highwoods Properties Inc.	96	4,270
Investors Bancorp Inc.	383	4,303
LaSalle Hotel Properties	119	4,828
Prosperity Bancshares Inc.	75	4,130
RLJ Lodging Trust	142	4,745
Stifel Financial Corp. (c)	70	3,570
Strategic Hotels & Resorts Inc. (c)	285	3,776
Sunstone Hotel Investors Inc.	220	3,626
Other Securities		415,133

		459,882

HEALTH CARE - 14.5%
Cepheid Inc. (c)	75	4,037
DexCom Inc. (c)	80	4,416
HealthSouth Corp.	95	3,658
Isis Pharmaceuticals Inc. (c) (e)	126	7,789
NPS Pharmaceuticals Inc. (c)	114	4,067
Puma Biotechnology Inc. (c) (e)	25	4,707
STERIS Corp.	64	4,131
Team Health Holdings Inc. (c)	75	4,325
WellCare Health Plans Inc. (c)	47	3,848
West Pharmaceutical Services Inc.	76	4,026
Other Securities		232,778

		277,782

INDUSTRIALS - 14.1%
Belden Inc.	47	3,672
CLARCOR Inc.	54	3,609
Curtiss-Wright Corp.	52	3,637
Esterline Technologies Corp. (c)	34	3,733
HEICO Corp. (e)	71	4,295
JetBlue Airways Corp. (c)	266	4,217
Teledyne Technologies Inc. (c)	40	4,126
Other Securities		243,784

		271,073

INFORMATION TECHNOLOGY - 17.0%
Cognex Corp. (c)	94	3,883
FEI Co.	45	4,084
Guidance Software Inc. (c) (e)	17	124
Guidewire Software Inc. (c)	73	3,677
MAXIMUS Inc.	72	3,970
RF Micro Devices Inc. (c)	306	5,083
SS&C Technologies Holdings Inc.	73	4,261
TriQuint Semiconductor Inc. (c)	183	5,054
Tyler Technologies Inc. (c)	35	3,864
Ultimate Software Group Inc. (c)	30	4,456
Verint Systems Inc. (c)	64	3,727
WEX Inc. (c)	41	4,103
Other Securities		280,781

		327,067

MATERIALS - 4.5%
Graphic Packaging Holding Co. (c)	350	4,768
PolyOne Corp.	101	3,815
Other Securities		78,139

		86,722

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
TELECOMMUNICATION SERVICES - 0.8%
Other Securities		15,332

UTILITIES - 3.5%
Dynegy Inc. (c)	131	3,989
Other Securities		63,157

		67,146

Total Common Stocks (cost $1,465,675)		1,900,060

RIGHTS - 0.0%
Other Securities		74

Total Rights (cost $74)		74

WARRANTS - 0.0%
Other Securities		—

Total Warrants (cost $0)		—

OTHER EQUITY INTERESTS - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 12.3%

Investment Company - 0.9%
JNL Money Market Fund, 0.01% (a) (h)	16,803	16,803

Securities Lending Collateral - 11.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	216,971	216,971

Treasury Securities - 0.1%
Other Securities		1,000

Total Short Term Investments (cost $234,774)		234,774

Total Investments - 111.3% (cost $1,700,523)		2,134,908
Other Assets and Liabilities, Net - (11.3%)		(217,107)

Total Net Assets - 100.0%		$1,917,801

JNL/Mellon Capital International Index Fund **

COMMON STOCKS - 96.2%

AUSTRALIA - 7.2%
Australia & New Zealand Banking Group Ltd.	478	$12,433
BHP Billiton Ltd.	560	13,230
Commonwealth Bank of Australia	283	19,632
National Australia Bank Ltd.	410	11,174
Rio Tinto Ltd.	75	3,533
Westpac Banking Corp. (e)	542	14,567
Other Securities		86,163

		160,732

AUSTRIA - 0.2%
Other Securities		4,504

BELGIUM - 1.3%
Anheuser-Busch InBev NV	140	15,761
Other Securities		12,374

		28,135

DENMARK - 1.5%
Novo Nordisk A/S	350	14,786
Other Securities		18,177

		32,963

	Shares/Par (t)	Value
FINLAND - 0.9%
Other Securities		19,179

FRANCE - 8.9%
BNP Paribas	184	10,876
Sanofi SA	207	18,851
Total SA	373	19,112
Other Securities		149,833

		198,672

GERMANY - 8.2%
Allianz SE	79	13,163
BASF SE	160	13,419
Bayer AG	144	19,642
Daimler AG	168	13,923
Deutsche Telekom AG	554	8,861
SAP AG	160	11,198
Siemens AG	138	15,499
Other Securities		87,880

		183,585

GUERNSEY - 0.1%
Other Securities		1,399

HONG KONG - 3.0%
AIA Group Ltd.	2,096	11,559
Other Securities		55,858

		67,417

IRELAND - 0.3%
Other Securities		7,809

ISRAEL - 0.6%
Teva Pharmaceutical Industries Ltd.	148	8,512
Other Securities		3,975

		12,487

ITALY - 2.0%
Other Securities		44,611

JAPAN - 20.6%
Honda Motor Co. Ltd.	284	8,317
Mitsubishi UFJ Financial Group Inc.	2,219	12,191
SoftBank Corp.	167	9,952
Toyota Motor Corp.	477	29,749
Other Securities		397,398

		457,607

JERSEY - 0.0%
Other Securities		1,040

LUXEMBOURG - 0.3%
Other Securities		5,860

MACAU - 0.1%
Other Securities		2,775

MALTA - 0.0%
Other Securities		—

NETHERLANDS - 4.6%
ING Groep NV - CVA (c)	670	8,661
Royal Dutch Shell Plc - Class A	686	22,880
Royal Dutch Shell Plc - Class B	425	14,689
Unilever NV - CVA	283	11,088
Other Securities		45,683

		103,001

NEW ZEALAND - 0.2%
Other Securities		3,496

NORWAY - 0.6%
Other Securities		13,743

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PORTUGAL - 0.1%
Other Securities		3,108

SINGAPORE - 1.5%
Other Securities		33,627

SPAIN - 3.3%
Banco Bilbao Vizcaya Argentaria SA	1,033	9,758
Banco de Sabadell SA	593	1,568
Banco Santander SA	2,140	17,962
Telefonica SA	733	10,524
Other Securities		34,866

		74,678

SWEDEN - 3.0%
Other Securities		66,029

SWITZERLAND - 9.4%
ABB Ltd.	382	8,086
Glencore Plc	1,848	8,530
Nestle SA	563	41,014
Novartis AG	401	37,213
Roche Holding AG	123	33,202
UBS Group AG	635	10,920
Zurich Financial Services AG	26	8,105
Other Securities		61,932

		209,002

UNITED KINGDOM - 18.3%
AstraZeneca Plc	220	15,531
Barclays Plc	2,852	10,723
BHP Billiton Plc	367	7,875
BP Plc	3,214	20,402
British American Tobacco Plc	326	17,688
BT Group Plc	1,420	8,830
Diageo Plc	437	12,525
GlaxoSmithKline Plc	846	18,156
HSBC Holdings Plc	3,326	31,433
Lloyds Banking Group Plc (c)	9,936	11,687
National Grid Plc	649	9,213
Prudential plc (a)	446	10,311
Reckitt Benckiser Group Plc	113	9,160
Rio Tinto Plc	221	10,206
SABMiller Plc	168	8,740
Unilever Plc	223	9,067
Vodafone Group Plc	4,605	15,788
Other Securities		179,109

		406,444

Total Common Stocks (cost $1,966,218)		2,141,903

PREFERRED STOCKS - 0.7%

GERMANY - 0.5%
Other Securities		13,122

ITALY - 0.1%
Other Securities		1,258

SWITZERLAND - 0.1%
Other Securities		1,996

Total Preferred Stocks (cost $12,453)		16,376

RIGHTS - 0.0%

AUSTRALIA - 0.0%
Other Securities		36

FRANCE - 0.0%
Other Securities		190

	Shares/Par (t)	Value
SPAIN - 0.0%
Banco Bilbao Vizcaya Argentaria SA (c)	1,033	99
Other Securities		100

		199

Total Rights (cost $383)		425

OTHER EQUITY INTERESTS - 0.0%

AUSTRIA - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 5.5%

Investment Companies - 2.6%
JNL Money Market Fund, 0.01% (a) (h)	56,715	56,715

Securities Lending Collateral - 2.7%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	60,366	60,366

Treasury Securities - 0.2%
Other Securities		4,069

Total Short Term Investments (cost $121,150)		121,150

Total Investments - 102.4% (cost $2,100,204)		2,279,854
Other Assets and Liabilities, Net - (2.4%)		(54,446)

Total Net Assets - 100.0%		$2,225,408

JNL/Mellon Capital Bond Index Fund **

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.4%
Banc of America Commercial Mortgage Trust REMIC
5.45%, 01/15/17	$189	$202
5.76%, 05/10/45 (i)	550	584
Bank of America Credit Card Trust, 5.17%, 06/15/19	900	972
CarMax Auto Owner Trust, 0.80%, 07/16/18	800	799
Centerpoint Energy Transition Co. LLC Secured Transition Bond, 5.17%, 08/01/19	640	673
Citibank Credit Card Issuance Trust, 5.30%, 03/15/16	900	949
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.62% - 5.65%, 10/15/48	722	767
COMM Mortgage Trust REMIC
2.84%, 03/10/19	400	410
4.26%, 09/10/23	650	711
Commercial Mortgage Trust REMIC, 3.82%, 05/10/24	500	530
GS Mortgage Securities Trust REMIC
3.48%, 11/10/21	750	784
5.56%, 11/10/39	393	416
JPMBB Commercial Mortgage Securities Trust, 3.05% - 4.13%, 04/15/19 - 09/15/23	650	699
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.42%, 02/15/17	235	251
5.70% - 5.79%, 04/12/17 - 08/12/17 (i)	721	780
4.94%, 08/15/42 (i)	239	242
LB-UBS Commercial Mortgage Trust REMIC
5.42%, 01/15/17	321	343
5.66%, 03/15/39 (i)	272	282
5.87%, 09/15/45 (i)	752	826
Merrill Lynch Mortgage Trust REMIC, 5.74%, 08/12/43 (i)	223	235

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Morgan Stanley Bank of America Merrill Lynch Trust, 3.74%, 08/15/18 - 07/15/24	1,250	1,297
Morgan Stanley Capital I Trust REMIC
5.59%, 03/12/17 (i)	1,400	1,492
5.33%, 11/12/41	222	235
Nissan Auto Receivables Owner Trust, 1.00%, 01/15/16	1,000	1,003
WF-RBS Commercial Mortgage Trust REMIC, 2.03%, 02/16/18	500	504
Other Securities		5,071

Total Non-U.S. Government Agency Asset- Backed Securities (cost $20,454)		21,057

CORPORATE BONDS AND NOTES - 26.2%

CONSUMER DISCRETIONARY - 2.1%
Other Securities		19,035

CONSUMER STAPLES - 1.5%
Pepsi Bottling Group Inc., 7.00%, 03/01/29	575	793
Other Securities		13,017

		13,810

ENERGY - 3.1%
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	43	47
6.63%, 11/01/37	200	267
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	500	606
3.50%, 09/01/23 (e)	300	285
5.00% - 5.40%, 03/01/43 - 09/01/44	550	536
Petroleos Mexicanos
6.00%, 03/05/20 (e)	500	561
5.50%, 01/21/21	700	758
5.50%, 06/27/44	250	255
5.50%, 06/27/44 (r)	250	255
Other Securities		23,888

		27,458

FINANCIALS - 9.9%
Bank of America Corp.
1.35% - 6.50%, 08/01/16 - 08/25/17	1,500	1,548
2.60% - 5.65%, 05/01/18 - 05/13/21	1,500	1,625
4.20%, 08/26/24	750	764
Bank of America NA, 6.00%, 10/15/36	250	313
Bank of New York Mellon Corp., 3.55%, 09/23/21 (a)	600	627
Citigroup Inc.
1.55% - 6.00%, 07/25/16 - 08/15/17	900	928
4.05% - 8.50%, 05/22/19 - 07/30/22	1,500	1,675
5.50%, 09/13/25	300	332
5.88%, 01/30/42	489	615
European Investment Bank
2.50%, 05/16/16	1,000	1,026
1.75% - 5.13%, 07/15/16 - 05/30/17	1,500	1,571
1.00%, 06/15/18	700	690
1.88%, 03/15/19 (e)	500	505
2.50% - 4.00%, 02/16/21 - 04/15/21	900	970
General Electric Capital Corp.
5.00% - 5.63%, 01/08/16 - 09/15/17	650	702
5.50%, 01/08/20	700	801
4.38%, 09/16/20	550	602
3.45%, 05/15/24	350	362
6.88%, 01/10/39	600	849
6.38%, 11/15/67 (i)	300	322
Goldman Sachs Group Inc.
5.75% - 6.25%, 10/01/16 - 09/01/17	750	824
2.55% - 6.15%, 01/18/18 - 07/27/21	1,750	1,931
6.75%, 10/01/37	650	817

	Shares/Par (t)	Value
6.25%, 02/01/41	400	506
HSBC Finance Corp., 6.68%, 01/15/21	300	356
HSBC Holdings Plc
4.25% - 5.10%, 04/05/21 - 03/14/24	400	439
7.63%, 05/17/32	650	894
6.10%, 01/14/42	300	401
HSBC USA Inc., 1.50%, 11/13/17 (e)	250	250
Inter-American Development Bank
1.13%, 03/15/17	1,000	1,006
1.25%, 01/16/18	300	300
3.88%, 02/14/20	700	771
4.38%, 01/24/44	100	123
International Bank for Reconstruction & Development
0.75% - 2.13%, 03/15/16 - 12/15/16	750	760
0.50%, 05/16/16	700	699
1.38%, 04/10/18	750	755
1.88% - 7.63%, 10/07/19 - 01/19/23	600	722
JPMorgan Chase & Co.
1.35%, 02/15/17	500	500
6.00%, 01/15/18	750	839
6.30%, 04/23/19	500	581
4.40%, 07/22/20	600	650
3.20% - 3.63%, 01/25/23 - 05/13/24	750	756
5.60%, 07/15/41	500	605
JPMorgan Chase Bank NA, 6.00%, 10/01/17	500	555
Kreditanstalt fuer Wiederaufbau
0.50%, 07/15/16	500	499
4.88%, 01/17/17	700	757
1.25%, 02/15/17	1,000	1,009
1.75% - 2.75%, 10/15/19 - 11/20/24	1,100	1,126
2.63%, 01/25/22	700	724
0.00%, 06/29/37 (j)	300	155
Merrill Lynch & Co. Inc.
6.05%, 05/16/16	250	265
6.88%, 04/25/18	550	632
MetLife Inc.
7.72%, 02/15/19	500	606
3.60%, 04/10/24	250	257
5.70%, 06/15/35	100	125
6.40%, 12/15/36 (i)	100	112
Morgan Stanley
1.75% - 5.75%, 02/25/16 - 10/18/16	710	742
6.63%, 04/01/18	500	570
3.75% - 5.75%, 01/25/21 - 02/25/23	700	767
6.38%, 07/24/42	300	398
PNC Funding Corp., 6.70%, 06/10/19	500	592
Wells Fargo & Co.
1.25%, 07/20/16	690	692
1.50% - 4.60%, 01/16/18 - 03/08/22	1,500	1,575
4.10% - 5.38%, 06/03/26 - 11/02/43	450	488
Other Securities		44,028

		88,986

HEALTH CARE - 2.3%
Pfizer Inc.
6.20%, 03/15/19	500	582
4.40%, 05/15/44	250	272
Other Securities		19,965

		20,819

INDUSTRIALS - 1.5%
General Electric Co.
5.25%, 12/06/17	600	666
2.70%, 10/09/22	250	250
United Technologies Corp.
1.80%, 06/01/17	300	304
6.70%, 08/01/28	50	67

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.70%, 04/15/40	500	627
Other Securities		11,526

		13,440

INFORMATION TECHNOLOGY - 1.4%
Apple Inc.
1.05%, 05/05/17 (e)	250	251
2.85% - 3.45%, 05/06/21 - 05/06/24	700	726
2.40%, 05/03/23	650	632
International Business Machines Corp.
5.70%, 09/14/17	600	669
1.63%, 05/15/20	300	289
4.00% - 7.00%, 10/30/25 - 06/20/42	400	463
Other Securities		9,428

		12,458

MATERIALS - 1.2%
Other Securities		10,660

TELECOMMUNICATION SERVICES - 1.3%
AT&T Inc.
2.40%, 08/15/16	600	612
2.30%, 03/11/19 (e)	500	499
6.50%, 09/01/37	500	618
4.35%, 06/15/45	500	471
Pacific Bell Telephone Co., 7.13%, 03/15/26	500	637
Rogers Communications Inc., 6.80%, 08/15/18	500	577
Verizon Communications Inc.
2.45% - 5.15%, 09/15/20 - 09/15/23	1,350	1,368
6.40% - 6.90%, 09/15/33 - 04/15/38	650	824
6.00%, 04/01/41	600	707
6.55%, 09/15/43	600	769
Other Securities		4,694

		11,776

UTILITIES - 1.9%
Other Securities		17,014

Total Corporate Bonds and Notes (cost $224,815)		235,456

GOVERNMENT AND AGENCY OBLIGATIONS - 71.8%

GOVERNMENT SECURITIES - 41.1%

Federal Farm Credit Bank - 0.0% (w)
Other Securities		449

Federal Home Loan Bank - 0.7% (w)
Other Securities		6,362

Federal Home Loan Mortgage Corp. - 1.1% (w)
Other Securities		9,769

Federal National Mortgage Association - 1.2% (w)
Federal National Mortgage Association
0.95% - 5.00%, 03/15/16 - 12/28/17	2,900	2,905
1.25%, 01/30/17 (e)	1,000	1,009
0.00%, 06/01/17 (j)	85	83
0.88% - 1.75%, 02/15/18 - 10/29/19	3,950	3,907
6.00% - 7.25%, 05/15/30 - 04/18/36	1,471	2,097
Principal Only, 0.00%, 10/09/19 (j)	680	611

		10,612

Municipals - 1.0%
Other Securities		8,914

Sovereign - 2.5%
Kreditanstalt fuer Wiederaufbau, 0.50%, 04/19/16	600	600
Other Securities		21,788

		22,388

U.S. Treasury Securities - 34.6%
U.S. Treasury Bond
7.25% - 9.25%, 02/15/16 - 08/15/17	3,635	4,151
7.88% - 8.13%, 02/15/21 - 11/15/21	2,216	3,047

	Shares/Par (t)	Value
2.75% - 6.88%, 08/15/25 - 02/15/44	17,382	21,583
4.50%, 02/15/36 (g)	1,626	2,171
4.75%, 02/15/41	1,595	2,230
3.75%, 08/15/41	2,348	2,832
2.88%, 05/15/43	2,000	2,047
3.63%, 08/15/43	2,570	3,024
3.75%, 11/15/43	2,175	2,616
3.38%, 05/15/44	3,150	3,549
3.13%, 08/15/44 (e)	1,730	1,862
3.00%, 11/15/44 (g)	1,300	1,366
U.S. Treasury Note
0.25% - 5.13%, 01/15/16 - 11/30/17	79,812	80,851
2.13%, 02/29/16	2,400	2,449
0.25%, 04/15/16	2,500	2,496
1.50%, 06/30/16	2,560	2,598
1.00%, 08/31/16	2,130	2,145
1.00%, 10/31/16	2,801	2,821
4.63%, 11/15/16	2,002	2,150
0.63% - 1.00%, 12/31/16 - 12/15/17 (g)	2,670	2,666
3.25%, 12/31/16	2,120	2,226
3.13%, 04/30/17	2,205	2,322
0.50% - 0.88%, 07/31/17 - 11/15/17 (e)	3,260	3,232
1.88%, 08/31/17	2,481	2,538
0.63%, 09/30/17	3,000	2,967
0.63%, 11/30/17	2,500	2,467
0.75% - 4.00%, 12/31/17 - 11/15/23	64,293	65,012
2.75%, 12/31/17 (e)	1,990	2,085
0.63%, 04/30/18	2,350	2,302
1.50%, 08/31/18	4,700	4,722
1.25%, 10/31/18	2,600	2,583
1.38% - 2.38%, 11/30/18 - 05/15/22 (g)	10,745	10,751
1.50%, 12/31/18	2,225	2,228
1.50%, 01/31/19	2,295	2,296
1.50%, 02/28/19	3,025	3,026
1.50%, 03/31/19 (e)	2,050	2,049
1.63%, 06/30/19	2,570	2,576
3.63%, 08/15/19	2,250	2,454
3.63%, 02/15/20	3,565	3,909
3.50%, 05/15/20	2,000	2,181
2.63%, 11/15/20	2,168	2,262
2.13%, 01/31/21	3,900	3,956
3.63%, 02/15/21	2,500	2,753
2.13%, 08/15/21 (g)	2,790	2,822
1.63%, 08/15/22	3,098	3,011
1.63%, 11/15/22	2,340	2,269
2.00%, 02/15/23	3,127	3,112
1.75%, 05/15/23	3,420	3,327
2.50%, 08/15/23	2,649	2,732
2.75%, 02/15/24	2,000	2,103
2.50%, 05/15/24	2,840	2,923
2.38%, 08/15/24 (g)	3,070	3,125
2.25%, 11/15/24 (g)	3,855	3,881

		310,856

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 30.7%

Federal Home Loan Mortgage Corp. - 8.5%
Other Securities		76,292

Federal National Mortgage Association - 13.7%
Federal National Mortgage Association
5.00% - 6.50%, 04/01/16 - 12/01/17	203	211
2.50% - 6.00%, 01/01/18 - 12/01/24	2,736	2,913
2.00% - 7.50%, 05/01/25 - 02/01/44	99,699	105,713
2.00% - 3.50%, 01/15/30 - 02/15/45, TBA (g)	3,600	3,691
2.18% - 3.75%, 05/01/35 - 11/01/43 (i)	2,116	2,221
3.00%, 08/01/43	2,450	2,480
4.00%, 01/15/45, TBA (g)	4,530	4,833

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
REMIC, 2.51% - 3.46%, 04/25/23 - 01/25/24 (i)	1,058	1,078

		123,140
Government National Mortgage Association - 8.5%
Government National Mortgage Association
4.00%, 12/15/24	221	235
2.50% - 8.50%, 04/20/26 - 09/20/44	55,105	59,164
2.00% - 3.50%, 07/20/40 - 01/20/43 (i)	2,005	2,088
4.00%, 11/20/41	2,805	3,011
3.50%, 05/20/42	1,993	2,095
3.50%, 06/20/42	2,194	2,306
3.00% - 4.00%, 01/15/45 - 02/15/45, TBA (g)	2,700	2,790
3.50%, 01/15/45, TBA (g)	2,100	2,203
4.00%, 01/15/45, TBA (g)	2,100	2,251

		76,143

Total Government and Agency Obligations (cost $629,637)		644,925

SHORT TERM INVESTMENTS - 3.9%

Investment Companies - 1.4%
JNL Money Market Fund, 0.01% (a) (h)	12,764	12,764

Securities Lending Collateral - 2.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	22,572	22,572

Total Short Term Investments (cost $35,336)		35,336

Total Investments - 104.3% (cost $910,242)		936,774
Total Forward Sales Commitments - (1.2%) (proceeds $10,824)		(10,835)
Other Assets and Liabilities, Net - (3.1%)		(27,614)

Total Net Assets - 100.0%		$898,325

FORWARD SALES COMMITMENTS - 1.2%

GOVERNMENT AND AGENCY OBLIGATIONS - 1.2%

U.S. Government Agency Mortgage-Backed Securities - 1.2%

Federal Home Loan Mortgage Corp. - 0.3%
Federal Home Loan Mortgage Corp.
2.50%, 01/15/30, TBA (g)	$200	$203
3.00%, 01/15/30, TBA (g)	100	104
3.50%, 01/15/30, TBA (g)	100	106
4.00%, 01/15/30, TBA (g)	100	106
4.50%, 01/15/30, TBA (g)	120	126
5.00%, 01/15/30, TBA (g)	200	210
3.00%, 01/15/45, TBA (g)	300	303
4.50%, 01/15/45, TBA (g)	700	759
5.00%, 01/15/45, TBA (g)	300	331
5.50%, 01/15/45, TBA (g)	200	223

		2,471

Federal National Mortgage Association - 0.3%
Federal National Mortgage Association
3.00%, 01/15/30, TBA (g)	300	312
4.00%, 01/15/30, TBA (g)	200	212
4.50%, 01/15/30, TBA (g)	300	315
3.00%, 01/15/45, TBA (g)	900	910
4.50%, 01/15/45, TBA (g)	800	868
5.00%, 01/15/45, TBA (g)	100	111
5.50%, 01/15/45, TBA (g)	300	336

		3,064

Government National Mortgage Association - 0.6%
Government National Mortgage Association
4.00%, 01/15/45, TBA (g)	200	215
4.50%, 01/15/45, TBA (g)	695	759
4.50%, 01/15/45, TBA (g)	100	109
5.00%, 01/15/45, TBA (g)	1,605	1,768

	Shares/Par (t)	Value
5.00%, 01/15/45, TBA (g)	100	109
5.50%, 01/15/45, TBA (g)	2,095	2,340

		5,300

Total Forward Sales Commitments - 1.2% (proceeds $10,824)		$10,835

JNL/Mellon Capital Global Alpha Fund

PURCHASED OPTIONS - 6.5%
10-Year U.S. Treasury Note Future Call Option, Strike Price 114, Expiration 02/20/15	225	$2,883

Total Purchased Options (cost $2,627)		2,883

SHORT TERM INVESTMENTS - 92.1%

Federal Home Loan Bank - 22.3% (w)
Federal Home Loan Bank
0.03%, 01/12/15	$5,900	5,900
0.09%, 05/06/15	4,000	3,999

		9,899

Federal Home Loan Mortgage Corp. - 19.2% (w)
Federal Home Loan Mortgage Corp.
0.08%, 01/05/15	5,000	5,000
0.07%, 04/20/15	3,500	3,499

		8,499

Federal National Mortgage Association - 21.9% (w)
Federal National Mortgage Association, 0.09%, 01/07/15	9,720	9,720

Investment Company - 6.3%
JNL Money Market Fund, 0.01% (a) (h)	2,787	2,787

Treasury Securities - 22.4%
U.S. Treasury Bill
0.01%, 01/02/15	$7,350	7,350
0.02%, 03/12/15 (o)	745	745
0.08%, 06/04/15 (o)	1,860	1,859

		9,954

Total Short Term Investments (cost $40,859)		40,859

Total Investments - 98.6% (cost $43,486)		43,742
Other Assets and Liabilities, Net - 1.4%		600

Total Net Assets - 100.0%		$44,342

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund **

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 19.5%
American Public Education Inc. (c)	27	$992
Apollo Education Group Inc. - Class A (c)	29	1,005
Bed Bath & Beyond Inc. (c)	13	991
Best Buy Co. Inc.	27	1,071
Cablevision Systems Corp. - Class A	43	896
DeVry Education Group Inc.	20	933
Kohl’s Corp.	15	894
Nordstrom Inc.	12	923
Outerwall Inc. (c)	14	1,053
Select Comfort Corp. (c)	38	1,036
Strayer Education Inc. (c)	14	1,054
Zumiez Inc. (c)	27	1,051
Other Securities		8,159

		20,058

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CONSUMER STAPLES - 3.5%
CVS Health Corp.	10	1,009
Kroger Co.	16	1,046
Medifast Inc. (c)	27	912
Other Securities		602

		3,569

ENERGY - 5.4%
Other Securities		5,571

FINANCIALS - 14.3%
Assured Guaranty Ltd.	36	944
Credit Acceptance Corp. (c)	7	896
Hanover Insurance Group Inc.	13	948
Janus Capital Group Inc. (e)	68	1,103
Navigators Group Inc. (c)	13	951
Selective Insurance Group Inc.	35	939
WR Berkley Corp.	17	896
Other Securities		8,070

		14,747

HEALTH CARE - 13.9%
Anthem Inc.	7	934
CR Bard Inc.	5	898
Edwards Lifesciences Corp. (c)	8	1,076
Express Scripts Holding Co. (c)	11	958
Health Net Inc. (c)	19	1,022
Quest Diagnostics Inc.	13	893
Triple-S Management Corp. (c)	45	1,070
VCI Inc. (c)	22	1,053
Other Securities		6,440

		14,344

INDUSTRIALS - 16.3%
ACCO Brands Corp. (c)	120	1,085
ArcBest Corp.	24	1,111
Blount International Inc. (c)	55	968
CH Robinson Worldwide Inc.	12	896
Comfort Systems USA Inc.	55	936
Heidrick & Struggles International Inc.	42	972
Multi-Color Corp.	20	1,116
Sensata Technologies Holding NV (c)	17	916
Southwest Airlines Co.	28	1,202
Other Securities		7,587

		16,789

INFORMATION TECHNOLOGY - 23.4%
Apple Inc.	8	932
CACI International Inc. - Class A (c)	12	993
Cognizant Technology Solutions Corp. - Class A (c)	18	946
Ebix Inc. (e)	60	1,024
F5 Networks Inc. (c)	7	925
LogMeIn Inc. (c)	19	924
Marvell Technology Group Ltd.	62	894
Omnivision Technologies Inc. (c)	34	897
Oracle Corp.	20	894
Riverbed Technology Inc. (c)	45	908
Sykes Enterprises Inc. (c)	40	940
Other Securities		13,809

		24,086

MATERIALS - 3.6%
Other Securities		3,681

Total Common Stocks (cost $97,889)		102,845

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 7.2%

Investment Companies - 0.8%
JNL Money Market Fund, 0.01% (a) (h)	844	844

Securities Lending Collateral - 6.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	6,564	6,564

Total Short Term Investments (cost $7,408)		7,408

Total Investments - 107.1% (cost $105,297)		110,253
Other Assets and Liabilities, Net - (7.1%)		(7,346)

Total Net Assets - 100.0%		$102,907

JNL/Mellon Capital Utilities Sector Fund

COMMON STOCKS - 99.3%

UTILITIES - 99.3%
AES Corp.	43	$596
AGL Resources Inc.	8	415
Allete Inc.	3	147
Alliant Energy Corp.	7	460
Ameren Corp.	15	702
American Electric Power Co. Inc.	31	1,875
American States Water Co.	2	86
American Water Works Co. Inc.	11	606
Aqua America Inc.	11	300
Atmos Energy Corp.	6	357
Avista Corp.	4	149
Black Hills Corp.	3	144
California Water Service Group	3	72
Calpine Corp. (c)	21	473
CenterPoint Energy Inc.	26	607
Chesapeake Utilities Corp.	1	44
Cleco Corp.	4	212
CMS Energy Corp. (e)	18	609
Connecticut Water Services Inc. (e)	1	22
Consolidated Edison Inc.	18	1,214
Dominion Resources Inc.	37	2,830
DTE Energy Co. (e)	11	968
Duke Energy Corp.	45	3,730
Dynegy Inc. (c)	5	160
Edison International	19	1,272
El Paso Electric Co.	2	99
Empire District Electric Co. (e)	3	78
Entergy Corp.	11	995
Exelon Corp.	54	2,013
FirstEnergy Corp.	26	1,029
Great Plains Energy Inc.	10	278
Hawaiian Electric Industries Inc.	6	215
IDACORP Inc.	3	210
Integrys Energy Group Inc.	5	397
ITC Holdings Corp.	10	397
Laclede Group Inc.	3	140
MDU Resources Group Inc.	12	274
MGE Energy Inc.	2	97
Middlesex Water Co.	1	20
National Fuel Gas Co.	4	313
New Jersey Resources Corp.	3	163
NextEra Energy Inc.	28	2,929
NextEra Energy Partners LP	1	43
NiSource Inc.	20	837
Northeast Utilities	20	1,063
Northwest Natural Gas Co.	2	82
NorthWestern Corp.	3	173
NRG Energy Inc.	21	573

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
NRG Yield Inc. - Class A	2	101
OGE Energy Corp.	12	442
ONE Gas Inc.	3	133
Ormat Technologies Inc. (e)	1	22
Otter Tail Corp.	2	67
Pattern Energy Group Inc. - Class A	2	59
Pepco Holdings Inc.	16	431
PG&E Corp.	30	1,587
Piedmont Natural Gas Co. Inc. (e)	5	190
Pinnacle West Capital Corp.	7	471
PNM Resources Inc.	5	151
Portland General Electric Co.	5	181
PPL Corp.	42	1,526
Public Service Enterprise Group Inc.	32	1,324
Questar Corp.	11	274
SCANA Corp.	9	514
Sempra Energy	15	1,644
SJW Corp.	1	36
South Jersey Industries Inc. (e)	2	127
Southern Co.	57	2,778
Southwest Gas Corp.	3	185
TECO Energy Inc.	15	303
TerraForm Power Inc. - Class A (e)	2	48
UGI Corp.	11	413
UIL Holdings Corp.	3	152
Unitil Corp.	1	38
Vectren Corp.	5	236
Westar Energy Inc.	8	341
WGL Holdings Inc.	3	180
Wisconsin Energy Corp.	14	745
Xcel Energy Inc.	32	1,140

Total Common Stocks (cost $42,421)		46,307

SHORT TERM INVESTMENTS - 4.1%

Investment Company - 1.9%
JNL Money Market Fund, 0.01% (a) (h)	877	877

Securities Lending Collateral - 2.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	1,002	1,002

Total Short Term Investments (cost $1,879)		1,879

Total Investments - 103.4% (cost $44,300)		48,186
Other Assets and Liabilities, Net - (3.4%)		(1,569)

Total Net Assets - 100.0%		$46,617

JNL/Morgan Stanley Mid Cap Growth Fund

COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 20.7%
Chipotle Mexican Grill Inc. (c)	2	$1,087
Ctrip.com International Ltd. - ADR (c)	39	1,754
Dunkin’ Brands Group Inc.	112	4,771
Groupon Inc. - Class A (c)	180	1,483
Lululemon Athletica Inc. (c)	47	2,646
McGraw-Hill Financial. Inc.	66	5,886
Michael Kors Holdings Ltd. (c)	73	5,500
Pandora Media Inc. (c)	108	1,918
Panera Bread Co. - Class A (c)	29	5,064
Tesla Motors Inc. (c) (e)	34	7,639
TripAdvisor Inc. (c)	30	2,214
Under Armour Inc. - Class A (c)	16	1,119
Zalando SE (c)	46	1,420

	Shares/Par (t)	Value
zulily Inc. - Class A (c) (e)	77	1,791

		44,292

CONSUMER STAPLES - 7.6%
Keurig Green Mountain Inc.	46	6,075
Mead Johnson Nutrition Co.	80	8,021
Monster Beverage Corp. (c)	20	2,125

		16,221

FINANCIALS - 2.9%
LendingClub Corp. (c) (e)	33	823
MSCI Inc. - Class A	112	5,300

		6,123

HEALTH CARE - 20.0%
Alnylam Pharmaceuticals Inc. (c)	12	1,187
athenahealth Inc. (c) (e)	53	7,678
Endo International Plc (c)	83	5,982
Illumina Inc. (c)	65	11,935
Intercept Pharmaceuticals Inc. (c) (e)	2	235
Intuitive Surgical Inc. (c)	20	10,692
Ironwood Pharmaceuticals Inc. - Class A (c)	105	1,610
Pharmacyclics Inc. (c)	6	676
Seattle Genetics Inc. (c)	15	495
Zoetis Inc. - Class A	57	2,449

		42,939

INDUSTRIALS - 10.4%
Colfax Corp. (c)	73	3,753
IHS Inc. - Class A (c)	40	4,604
SolarCity Corp. (c) (e)	21	1,115
Stericycle Inc. (c)	17	2,275
TransDigm Group Inc.	27	5,369
Verisk Analytics Inc. - Class A (c)	83	5,296

		22,412

INFORMATION TECHNOLOGY - 32.8%
3D Systems Corp. (c) (e)	31	1,015
Autohome Inc. - ADR - Class A (c)	51	1,844
FireEye Inc. (c) (e)	119	3,745
FleetCor Technologies Inc. (c)	35	5,261
Flipkart (c) (f) (p) (q)	11	1,277
Gartner Inc. - Class A (c)	62	5,262
LinkedIn Corp. - Class A (c)	47	10,850
MercadoLibre Inc. (e)	12	1,591
NetSuite Inc. (c) (e)	20	2,203
Palantir Technologies Inc. - Series H (c) (f) (p) (q)	22	181
Palantir Technologies Inc. - Series H1 (c) (f) (p) (q)	22	181
Palo Alto Networks Inc. (c)	18	2,255
ServiceNow Inc. (c)	44	3,019
Splunk Inc. (c)	112	6,576
Stratasys Ltd. (c) (e)	11	892
SurveyMonkey Inc. (c) (f)	41	679
Tableau Software Inc. - Class A (c)	16	1,387
Twitter Inc. (c)	199	7,139
Workday Inc. - Class A (c)	79	6,434
Yelp Inc. (c)	19	1,052
Youku Inc. - ADR (c) (e)	105	1,867
Zillow Inc. - Class A (c) (e)	47	4,958
Zynga Inc. - Class A (c)	279	744

		70,412

Total Common Stocks (cost $196,412)		202,399

PREFERRED STOCKS - 1.3%

INFORMATION TECHNOLOGY - 1.3%
Airbnb Inc. (c) (f) (p) (q)	42	2,104

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Dropbox Inc. - Series A-1 (c) (f) (p) (q) (v)	4	86
Dropbox Inc. (c) (f) (p) (q)	25	483
Palantir Technologies Inc. (c) (f) (p) (q)	5	41

Total Preferred Stocks (cost $2,238)		2,714

PURCHASED OPTIONS - 0.1%
Chinese Yuan versus USD Put Option, Strike Price CNY 6.62, Expiration 06/19/15, RBS (p) (q)	47,758,445	81
Chinese Yuan versus USD Put Option, Strike Price CNY 6.65, Expiration 11/23/15, RBS (p) (q)	33,700,681	171

Total Purchased Options (cost $244)		252

SHORT TERM INVESTMENTS - 17.4%

Investment Companies - 4.4%
JNL Money Market Fund, 0.01% (a) (h)	9,385	9,385

Securities Lending Collateral - 13.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	27,926	27,926

Total Short Term Investments (cost $37,311)		37,311

Total Investments - 113.2% (cost $236,205)		242,676
Other Assets and Liabilities, Net - (13.2%)		(28,309)

Total Net Assets - 100.0%		$214,367

JNL/Neuberger Berman Strategic Income Fund **

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 20.8%
American Airlines Pass-Through Trust, 4.38%, 10/01/22	$3,820	$3,877
Bear Stearns Asset Backed Securities Trust REMIC
0.61%, 05/25/35 (i)	595	555
0.63%, 12/25/35 (i)	1,600	1,325
0.58%, 02/25/36 (i)	910	842
0.59%, 07/25/36 (i)	3,540	3,487
Carrington Mortgage Loan Trust REMIC
1.14%, 05/25/35 (i)	2,605	2,234
0.63%, 06/25/35 (i)	2,140	2,033
0.65%, 10/25/35 (i)	4,100	3,555
0.48%, 01/25/36 (i)	3,300	2,688
0.41%, 03/25/36 (i)	2,400	1,944
0.32%, 05/25/36 (i)	4,327	4,055
Centex Home Equity Loan Trust REMIC, 0.77%, 01/25/34 (i)	5,601	5,153
Citigroup Commercial Mortgage Trust REMIC
Interest Only, 1.28%, 09/10/23 (i)	12,989	863
Interest Only, 1.54%, 11/10/23 (i)	11,387	881
Interest Only, 1.15%, 07/10/47 (i)	10,825	845
Interest Only, 1.10%, 10/10/47 (i)	14,286	1,163
Citigroup Mortgage Loan Trust Inc. REMIC, 0.92%, 05/25/35 (i) (r)	175	170
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.32%, 12/11/49	525	556
COMM Mortgage Trust REMIC
Interest Only, 1.42%, 10/10/23 (i)	11,029	936
Interest Only, 1.27%, 04/10/47 (i)	17,089	1,299
Commercial Mortgage Loan Trust REMIC, 6.04%, 09/10/17 (i)	1,496	1,608

	Shares/Par (t)	Value
Commercial Mortgage Pass-Through Certificates REMIC
5.90%, 07/15/17 (i)	1,566	1,684
5.54%, 01/15/49 (i)	290	311
Interest Only, 1.09%, 12/10/47 (i)	13,458	963
Commercial Mortgage Trust REMIC
Interest Only, 0.50%, 01/10/23 (i) (r)	2,500	70
Interest Only, 0.63%, 02/10/23 (i)	2,500	111
Credit Suisse Mortgage Capital Certificates REMIC
5.47%, 08/15/16	928	977
5.70%, 07/15/17 (i)	1,650	1,780
5.70%, 06/15/39 (i)	2,232	2,385
5.38%, 02/15/40	805	853
Fieldstone Mortgage Investment Trust REMIC, 1.29%, 03/25/35 (i)	3,950	3,536
Greenwich Capital Commercial Funding Corp. REMIC
5.44%, 01/10/17	2,005	2,138
5.74%, 08/10/17	2,000	2,167
GS Mortgage Securities Trust REMIC
5.56%, 11/10/39	492	521
Interest Only, 1.29%, 01/10/24 (i)	13,451	1,041
Interest Only, 2.13%, 01/12/45 (i) (r)	955	102
Interest Only, 1.12%, 11/10/47 (i)	15,700	1,252
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.44%, 01/12/17	804	855
5.79%, 05/15/17 (i)	300	322
5.88%, 07/15/17 (i)	500	541
5.43%, 12/12/43	500	526
JPMorgan Mortgage Acquisition Trust REMIC
0.32%, 05/25/36 (i)	1,288	1,273
0.41%, 05/25/36 (i)	1,000	915
Morgan Stanley ABS Capital I Inc. Trust REMIC, 1.14%, 07/25/35 (i)	870	769
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
Interest Only, 1.44%, 04/15/23 (i)	1,962	140
Interest Only, 1.26%, 11/15/23 (i)	13,844	1,034
Interest Only, 1.22%, 02/15/24 (i)	13,912	1,041
Interest Only, 1.00%, 10/15/47 (i)	18,778	1,057
Morgan Stanley Dean Witter Capital I Inc. Trust REMIC, 1.29%, 05/25/32 (i)	966	911
Morgan Stanley Home Equity Loan Trust REMIC, 0.45%, 02/25/36 (i)	700	633
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
1.82%, 12/25/34 (i)	690	657
1.20%, 02/25/35 (i)	1,375	1,280
0.80%, 06/25/35 (i)	2,300	1,968
Popular ABS Mortgage Pass-Through Trust REMIC
0.63%, 09/25/35 (i)	2,000	1,726
0.61%, 11/25/35 (i)	1,741	1,637
RASC Trust REMIC, 0.82%, 07/25/35 (i)	4,700	4,050
Soundview Home Loan Trust REMIC
0.68%, 08/25/35 (i)	740	649
0.34%, 03/25/37 (i)	3,296	3,047
Structured Asset Securities Corp. Mortgage Loan Trust REMIC
0.60%, 05/25/35 (i)	200	193
0.75%, 11/25/35 (i)	3,300	2,774
0.33%, 04/25/36 (i)	5,747	5,425
0.34%, 12/25/36 (i)	940	793

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Other Securities		44,900

Total Non-U.S. Government Agency Asset- Backed Securities (cost $136,847)		139,076

CORPORATE BONDS AND NOTES - 26.2%

CONSUMER DISCRETIONARY - 1.0%
General Motors Co., 5.20%, 04/01/45	3,185	3,360
Other Securities		3,558

		6,918

CONSUMER STAPLES - 1.0%
Other Securities		6,435

ENERGY - 5.1%
Kinder Morgan Energy Partners LP
6.50%, 09/01/39	1,660	1,847
5.50%, 03/01/44	1,840	1,870
5.40%, 09/01/44	920	922
Kinder Morgan Inc., 5.55%, 06/01/45	4,485	4,594
Petroleos de Venezuela SA
5.25%, 04/12/17	1,043	469
9.00%, 11/17/21	400	175
6.00%, 05/16/24	1,600	600
5.50%, 04/12/37	200	69
Petroleos Mexicanos
4.25%, 01/15/25 (r)	150	149
6.50%, 06/02/41	850	975
5.50%, 06/27/44	850	867
6.38%, 01/23/45	142	161
Transocean Inc., 3.80%, 10/15/22 (e) (l)	5,305	4,299
Other Securities		16,825

		33,822

FINANCIALS - 11.3%
Allstate Corp., 5.75%, 08/15/53 (i)	3,280	3,456
Bank of America Corp.
5.13% (callable at 100 beginning 06/17/19) (m)	2,515	2,425
5.20% (callable at 100 beginning 06/01/23) (m)	2,765	2,554
6.25% (callable at 100 beginning 09/05/24) (m)	1,465	1,448
Citigroup Inc.
5.80% (callable at 100 beginning 11/15/19) (m)	2,925	2,925
6.30% (callable at 100 beginning 05/15/24) (m)	1,815	1,788
Corporate Office Properties LP, 3.70%, 06/15/21	4,410	4,391
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (m) (r)	2,735	2,630
Goldman Sachs Group Inc., 5.70%, (callable at 100 beginning 05/10/19) (e) (m)	3,860	3,904
ING US Inc., 5.65%, 05/15/53 (i)	3,605	3,569
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	2,940	2,877
6.00% (callable at 100 beginning 08/01/23) (e) (m)	2,655	2,622
M&T Bank Corp., 6.45%, (callable at 100 beginning 02/15/24) (m)	3,565	3,783
Morgan Stanley, 5.45%, (callable at 100 beginning 07/15/19) (m)	3,925	3,932
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (r)	4,580	4,533
Other Securities		28,452

		75,289

	Shares/Par (t)	Value
INDUSTRIALS - 1.2%
Air Lease Corp.
3.88%, 04/01/21 (e)	1,525	1,533
4.25%, 09/15/24	2,995	3,017
Other Securities		3,468

		8,018

INFORMATION TECHNOLOGY - 0.5%
Seagate HDD Cayman, 4.75%, 06/01/23	3,240	3,365

MATERIALS - 3.1%
Barrick Gold Corp., 4.10%, 05/01/23 (e)	6,540	6,365
Freeport-McMoRan Inc., 4.55%, 11/14/24 (e)	7,325	7,113
Other Securities		7,514

		20,992

TELECOMMUNICATION SERVICES - 1.6%
Qwest Corp., 6.75%, 12/01/21	2,980	3,446
Verizon Communications Inc., 6.55%, 09/15/43	4,997	6,402
Other Securities		689

		10,537

UTILITIES - 1.4%
Dominion Resources Inc., 5.75%, 10/01/54 (i)	3,025	3,156
Electricite de France, 5.63%, (callable at 100 beginning 01/22/24) (m) (r)	3,940	4,152
Other Securities		2,015

		9,323

Total Corporate Bonds and Notes (cost $175,818)		174,699

GOVERNMENT AND AGENCY OBLIGATIONS - 49.2%

GOVERNMENT SECURITIES - 25.0%

Federal Home Loan Bank - 0.8% (w)
Federal Home Loan Bank, 5.50%, 07/15/36	4,030	5,527

Federal National Mortgage Association - 0.5% (w)
Federal National Mortgage Association, 1.75%, 09/12/19	2,990	2,992

Sovereign - 13.0%
Hungary Government International Bond
4.13%, 02/19/18	200	207
6.25%, 01/29/20	1,000	1,124
6.38%, 03/29/21	280	320
5.75%, 11/22/23	646	715
7.63%, 03/29/41	1,090	1,449
Italy Buoni Poliennali Del Tesoro
4.50%, 03/01/26, EUR	2,535	3,780
4.00%, 02/01/37, EUR	2,985	4,170
Mexico Bonos, 7.75%, 11/13/42, MXN	80,090	6,249
New Zealand Government Bond, 5.50%, 04/15/23, NZD	3,145	2,771
Russia Government International Bond, 7.50%, 03/31/30	3,118	3,233
South Africa Government Bond, 6.50%, 02/28/41, ZAR	85,025	5,721
South Africa Government International Bond
6.88%, 05/27/19	200	229
5.88%, 09/16/25	1,550	1,746
Spain Government Bond
4.65%, 07/30/25, EUR	5,700	8,793
5.15%, 10/31/44 (r), EUR	4,885	8,452
Other Securities		38,138

		87,097

Treasury Inflation Index Securities - 5.1%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.55%, 09/15/41 (n), EUR	3,724	4,989
New Zealand Government Inflation Indexed Bond
2.06%, 09/20/25 (s), NZD	1,535	1,231

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
2.50%, 09/20/35 (s), NZD	1,535	1,227
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/26 (n)	13,757	15,783
1.75%, 01/15/28 (n)	2,873	3,257
3.88%, 04/15/29 (n)	5,098	7,311

		33,798

U.S. Treasury Securities - 5.6%
U.S. Treasury Bond
6.25%, 08/15/23	3,805	5,066
5.50%, 08/15/28	1,520	2,076
3.88%, 08/15/40	910	1,112
U.S. Treasury Note
0.63%, 11/30/17	290	286
3.63%, 08/15/19	7,605	8,294
2.75%, 02/15/24	19,555	20,565

		37,399

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.2%

Federal Home Loan Mortgage Corp. - 7.0%
Federal Home Loan Mortgage Corp.
4.00%, 01/15/45, TBA (g)	24,565	26,176
4.50%, 01/15/45, TBA (g)	19,340	20,958

		47,134

Federal National Mortgage Association - 17.2%
Federal National Mortgage Association
4.00%, 01/15/45, TBA (g)	53,350	56,920
4.50%, 01/15/45, TBA (g)	46,705	50,687
5.00%, 01/15/45, TBA (g)	6,695	7,396

		115,003

Total Government and Agency Obligations (cost $327,603)		328,950

INVESTMENT COMPANIES - 5.2%
iShares iBoxx High Yield Corporate Bond Fund	212	19,008
SPDR Barclays High Yield Bond ETF (e)	407	15,732

Total Investment Companies (cost $36,057)		34,740

VARIABLE RATE SENIOR LOAN INTERESTS - 12.6% (i)

CONSUMER DISCRETIONARY - 5.0%
Other Securities		33,757

CONSUMER STAPLES - 1.3%
Other Securities		8,550

FINANCIALS - 0.6%
Other Securities		3,990

HEALTH CARE - 1.2%
Other Securities		7,791

INDUSTRIALS - 1.0%
American Airlines Inc. Term Loan B, 3.75%, 06/27/19	1,970	1,946
Other Securities		4,714

		6,660

INFORMATION TECHNOLOGY - 1.0%
Other Securities		6,624

MATERIALS - 1.0%
Other Securities		6,662

TELECOMMUNICATION SERVICES - 1.2%
Other Securities		7,833

	Shares/Par (t)	Value
UTILITIES - 0.3%
Other Securities		1,935

Total Variable Rate Senior Loan Interests (cost $85,316)		83,802

SHORT TERM INVESTMENTS - 11.5%

Investment Companies - 8.3%
JNL Money Market Fund, 0.01% (a) (h)	55,697	55,697

Securities Lending Collateral - 3.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	21,591	21,591

Total Short Term Investments (cost $77,288)		77,288

Total Investments - 125.5% (cost $838,929)		838,555
Other Assets and Liabilities, Net - (25.5%)		(170,573)

Total Net Assets - 100.0%		$667,982

JNL/Oppenheimer Global Growth Fund **

COMMON STOCKS - 96.4%

BRAZIL - 3.2%
Itau Unibanco Holding SA - ADR	845	$10,990
Other Securities		28,517

		39,507

CHINA - 0.6%
Other Securities		7,704

DENMARK - 0.4%
Other Securities		5,196

FRANCE - 5.1%
Kering SA	105	20,082
LVMH Moet Hennessy Louis Vuitton SA	133	21,089
Technip SA	207	12,301
Other Securities		8,967

		62,439

GERMANY - 8.1%
Allianz SE	129	21,334
Bayer AG	147	19,985
Linde AG	69	12,669
SAP AG	322	22,469
Siemens AG	124	13,910
Other Securities		9,714

		100,081

INDIA - 3.5%
DLF Ltd.	5,489	11,787
ICICI Bank Ltd. - ADR	1,902	21,966
Other Securities		9,447

		43,200

ITALY - 1.4%
Other Securities		17,712

JAPAN - 10.6%
Dai-Ichi Life Insurance Co. Ltd.	972	14,749
KDDI Corp.	322	20,239
Keyence Corp.	43	19,202
Kyocera Corp.	286	13,106
Murata Manufacturing Co. Ltd.	221	24,083
Nidec Corp. (e)	258	16,657
Other Securities		22,327

		130,363

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
MEXICO - 0.8%
Other Securities		9,144

NETHERLANDS - 1.7%
Airbus Group NV	423	20,916

RUSSIAN FEDERATION - 0.3%
Other Securities		3,798

SPAIN - 3.4%
Banco Bilbao Vizcaya Argentaria SA	1,477	13,948
Inditex SA	717	20,451
Other Securities		7,824

		42,223

SWEDEN - 4.2%
Assa Abloy AB - Class B	374	19,761
Telefonaktiebolaget LM Ericsson - Class B	2,650	32,081

		51,842

SWITZERLAND - 5.2%
Credit Suisse Group AG	582	14,618
Nestle SA	173	12,602
Roche Holding AG	55	14,842
UBS Group AG	1,294	22,246

		64,308

UNITED KINGDOM - 2.9%
Unilever Plc	526	21,387
Other Securities		14,802

		36,189

UNITED STATES OF AMERICA - 45.0%
3M Co.	117	19,145
Adobe Systems Inc. (c)	312	22,710
Aetna Inc.	262	23,268
Allergan Inc.	55	11,673
Altera Corp.	636	23,476
Anthem Inc.	183	23,054
Biogen Idec Inc. (c)	33	11,287
Citigroup Inc.	484	26,165
Colgate-Palmolive Co.	364	25,206
eBay Inc. (c)	498	27,939
Facebook Inc. - Class A (c)	246	19,154
Gilead Sciences Inc. (c)	168	15,827
Goldman Sachs Group Inc.	104	20,065
Google Inc. - Class A (c)	33	17,347
Google Inc. - Class C (c)	33	17,208
Intuit Inc.	247	22,797
Maxim Integrated Products Inc.	659	21,009
McGraw-Hill Financial. Inc.	347	30,904
Tiffany & Co.	187	20,029
United Parcel Service Inc. - Class B	146	16,223
Vertex Pharmaceuticals Inc. (c)	144	17,067
Walt Disney Co.	307	28,912
Zimmer Holdings Inc.	131	14,886
Other Securities		79,957

		555,308

Total Common Stocks (cost $979,893)		1,189,930

PREFERRED STOCKS - 1.9%

GERMANY - 1.9%
Bayerische Motoren Werke AG	279	22,791

INDIA - 0.0%
Other Securities		386

Total Preferred Stocks (cost $19,342)		23,177

	Shares/Par (t)	Value
RIGHTS - 0.2%

FRANCE - 0.2%
LVMH Moet Hennessy (c) (f)	133	2,317

ITALY - 0.0%
Other Securities		1

SPAIN - 0.0%
Banco Bilbao Vizcaya Argentaria SA (c)	1,477	141
Other Securities		231

		372

Total Rights (cost $2,615)		2,690

SHORT TERM INVESTMENTS - 5.0%

Investment Companies - 1.5%
JNL Money Market Fund, 0.01% (a) (h)	17,877	17,877

Securities Lending Collateral - 3.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	43,589	43,589

Total Short Term Investments (cost $61,466)		61,466

Total Investments - 103.5% (cost $1,063,316)		1,277,263
Other Assets and Liabilities, Net - (3.5%)		(43,024)

Total Net Assets - 100.0%		$1,234,239

JNL/PIMCO Real Return Fund **

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 8.7%
Aquilae CLO Plc, 0.55%, 01/17/23 (i), EUR	967	$1,164
Arran Residential Mortgages Funding Plc, 1.53%, 11/19/47 (i) (r), EUR	9,604	11,724
Banc of America Commercial Mortgage Trust REMIC
5.55%, 05/10/17 (i)	$2,900	3,112
5.75%, 07/10/17 (i)	2,255	2,459
5.89%, 07/10/44 (i)	1,867	1,965
Banc of America Mortgage Trust REMIC, 2.68%, 06/25/35 (i)	181	173
BCAP LLC REMIC
5.04%, 04/26/17 (i) (r)	1,301	1,281
5.25%, 05/26/22 (r)	3,174	3,300
Citigroup Mortgage Loan Trust Inc. REMIC
0.23% - 2.56%, 08/25/35 - 05/25/37 (i)	940	747
2.74%, 09/25/37 (i)	1,621	1,444
Commercial Mortgage Pass-Through Certificates REMIC, 3.16%, 11/10/15 (r)	5,270	5,326
Countrywide Asset-Backed Certificates REMIC
0.35% - 0.42%, 10/25/34 - 09/25/36 (i)	290	285
0.35%, 12/25/34 (i)	1,746	1,711
Credit Suisse Mortgage Capital Certificates REMIC
5.46%, 07/16/16 (i) (r)	1,066	1,111
5.38%, 11/15/16 (r)	739	769
5.70%, 06/15/39 (e) (i)	3,220	3,441
DBUBS Mortgage Trust REMIC, 3.39%, 06/10/16 (r)	13,336	13,708
Elm CLO Ltd., 1.64%, 01/17/23 (i) (r)	9,800	9,800
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	4,000	4,266
GS Mortgage Securities Trust REMIC, 4.59%, 07/10/20 (r)	4,300	4,738
Hillmark Funding, 0.48%, 05/21/21 (i) (r)	6,953	6,880

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.79%, 08/12/17 (i)	4,000	4,336
JPMorgan Mortgage Trust REMIC
2.53% - 5.03%, 07/25/35 - 09/25/35 (i)	1,123	1,109
2.14%, 07/27/37 (i) (r)	834	719
LB-UBS Commercial Mortgage Trust REMIC, 5.42%, 01/15/17	6,022	6,448
Morgan Stanley Capital I Trust REMIC
5.91%, 07/11/17 (i)	3,094	3,365
0.23%, 05/25/37 (i)	123	86
NCUA Guaranteed Notes Trust REMIC
0.61%, 10/07/20 (i)	2,134	2,147
0.72%, 12/08/20 (i)	3,354	3,386
OneMain Financial Issuance Trust, 2.47%, 12/18/17 (f) (r)	9,200	9,236
Penta CLO SA, 0.40%, 06/04/24 (i), EUR	1,883	2,251
People’s Choice Home Loan Securities Trust Series REMIC, 1.02%, 08/25/35 (i)	9,443	7,038
RBSCF Trust REMIC
5.70%, 07/16/17 (i) (r)	4,000	4,277
6.04%, 08/16/17 (i) (r)	1,544	1,633
SLM Student Loan Trust
0.68%, 01/25/17 (i)	181	181
1.73%, 10/25/17 (i)	4,789	4,919
REMIC, 0.27%, 04/25/19 (i)	6,300	6,261
Structured Asset Securities Corp. REMIC, 0.31%, 06/25/37 (i)	1,900	1,821
Symphony CLO III Ltd., 0.47%, 05/15/19 (i) (r)	1,792	1,775
Vornado DP LLC Trust, 4.00%, 09/13/20 (r)	4,600	4,966
Washington Mutual Alternative Mortgage Pass-Through Certificates REMIC, 2.37%, 12/25/35 (i)	262	240
Washington Mutual Mortgage Pass-Through Certificates REMIC
0.88% - 5.14%, 03/25/33 - 05/25/47 (i)	1,365	1,284
1.11%, 08/25/46 (i)	4,424	3,720
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.60% - 2.62%, 12/25/34 - 04/25/36 (i)	1,479	1,442
Other Securities		17,475

Total Non-U.S. Government Agency Asset- Backed Securities (cost $168,416)		169,519

CORPORATE BONDS AND NOTES - 5.8%

ENERGY - 0.3%
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	5,000	5,191
Other Securities		369

		5,560

FINANCIALS - 4.2%
Bankia SA
3.50%, 12/14/15, EUR	4,900	6,098
0.29%, 01/25/16 (i), EUR	600	719
4.38%, 02/14/17, EUR	100	129
3.50%, 01/17/19, EUR	2,100	2,742
BNP Paribas SA, 0.54%, 11/07/15 (i)	14,200	14,178
BPCE SA, 0.80%, 11/18/16 (i)	8,100	8,106
BPE Financiaciones SA
2.88%, 05/19/16, EUR	4,100	5,067
2.50%, 02/01/17, EUR	1,600	1,975
China Construction Bank Corp., 1.70%, 04/16/15	8,300	8,324
Citigroup Inc., 0.75%, 05/01/17 (e) (i)	18,700	18,652
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.00%, 09/10/15, GBP	1,100	1,751
Eksportfinans ASA, 2.38%, 05/25/16	3,200	3,207

	Shares/Par (t)	Value
Greensill Capital, 0.00%, 03/04/15 (f) (j) (p) (q)	5,100	4,960
Intesa Sanpaolo SpA, 3.13%, 01/15/16	2,600	2,642
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (m)	1,300	1,435
Other Securities		1,963

		81,948

INDUSTRIALS - 0.2%
GATX Financial Corp., 5.80%, 03/01/16	1,000	1,053
Hellenic Railways Organization SA, 4.03%, 03/17/17, EUR	2,300	2,257
Other Securities		958

		4,268

TELECOMMUNICATION SERVICES - 0.9%
BellSouth Corp., 4.18%, 04/26/21 (p) (q)	18,000	18,177

UTILITIES - 0.2%
Electricite de France
0.69%, 01/20/17 (i) (r)	2,100	2,106
1.15%, 01/20/17 (r)	600	600

		2,706

Total Corporate Bonds and Notes (cost $115,689)		112,659

GOVERNMENT AND AGENCY OBLIGATIONS - 119.3%

GOVERNMENT SECURITIES - 118.6%

Municipals - 0.1%
Other Securities		979

Sovereign - 4.2%
Australia Government Bond, 5.25%, 03/15/19, AUD	6,600	6,047
Autonomous Community of Catalonia, Spain, 4.95%, 02/11/20, EUR	1,800	2,414
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/25, BRL	8,000	2,635
Hellenic Republic Government International Bond, 4.50%, 07/03/17, JPY	170,000	1,137
Italy Buoni Poliennali Del Tesoro
5.50%, 11/01/22, EUR	500	778
5.00%, 09/01/40, EUR	1,300	2,077
Mexico Bonos, 4.75%, 06/14/18, MXN	41,790	2,826
Mexico Bonos de Proteccion al Ahorro, 3.05%, 01/04/18 (i), MXN	194,700	13,565
Province of Ontario, Canada, 3.45%, 06/02/45, CAD	7,500	6,715
Slovenia Government International Bond, 4.70%, 11/01/16 (r), EUR	3,600	4,661
Spain Government Bond
5.40%, 01/31/23 (r), EUR	16,500	26,111
3.80%, 04/30/24 (r), EUR	8,500	12,305

		81,271

Treasury Inflation Index Securities - 114.3%
Bundesrepublik Deutschland Bundesobligation Inflation Indexed Bond, 0.75%, 04/15/18 (n), EUR	70,416	87,512
France Government Inflation Indexed Bond
0.25%, 07/25/18 (n), EUR	7,598	9,360
0.70%, 07/25/30 (n), EUR	703	920
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
2.10%, 09/15/16 (n), EUR	2,143	2,649
2.55%, 10/22/16 (n), EUR	2,194	2,742
2.25%, 04/22/17 (n), EUR	7,898	9,870
2.10%, 09/15/17 (n), EUR	2,675	3,364
1.70%, 09/15/18 (n), EUR	4,351	5,463
2.10%, 09/15/21 (n), EUR	12,904	16,873
2.35%, 09/15/24 (n) (r), EUR	24,039	32,337

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
3.10%, 09/15/26 (n), EUR	425	613
2.55%, 09/15/41 (n), EUR	3,480	4,661
Mexican Inflation Indexed Udibonos, 4.00%, 11/08/46 (n), MXN	239,213	18,662
Mexico Government Inflation Indexed Bond, 4.00%, 11/15/40 (n), MXN	24,764	1,901
Mexico Inflation Indexed Udibonos, 4.50%, 12/04/25 (n), MXN	17,915	1,434
New South Wales Treasury Corp. Inflation Indexed Bond
3.35%, 11/20/25 (s), AUD	7,400	8,771
3.05%, 11/20/35 (s), AUD	100	120
New Zealand Government Inflation Indexed Bond
2.06%, 09/20/25 (s), NZD	14,500	11,625
3.06%, 09/20/30 (q) (s), NZD	2,500	2,197
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/15 (n)	29,034	28,643
1.88%, 07/15/15 (n) (o)	11,108	11,138
2.00%, 01/15/16 (g) (n) (o)	40,135	40,718
0.13%, 04/15/16 (g) (n)	142,204	141,715
2.63%, 07/15/17 (n) (o)	3,551	3,807
0.13%, 04/15/19 (g) (n) (o)	135,781	134,402
1.88%, 07/15/19 (g) (n)	21,573	23,172
1.38%, 01/15/20 (g) (n)	107,163	112,546
1.25%, 07/15/20 (g) (n) (o)	103,537	108,771
1.13%, 01/15/21 (g) (n) (o)	35,547	36,980
0.63%, 07/15/21 (n) (o)	189,149	191,794
0.13%, 01/15/22 (g) (n) (o)	179,804	175,168
0.13%, 07/15/22 (g) (n)	142,895	139,401
0.13%, 01/15/23 (g) (n)	90,520	87,670
0.38%, 07/15/23 (g) (n) (o)	44,891	44,450
0.13%, 07/15/24 (g) (n)	37,998	36,650
2.38%, 01/15/25 (g) (n)	135,912	159,781
2.00%, 01/15/26 (g) (n)	83,619	95,934
2.38%, 01/15/27 (g) (n)	93,130	111,618
1.75%, 01/15/28 (g) (n)	20,763	23,542
3.63%, 04/15/28 (n) (o)	9,219	12,698
2.50%, 01/15/29 (g) (n)	57,063	70,968
3.88%, 04/15/29 (g) (n)	56,183	80,566
2.13%, 02/15/40 (g) (n)	31,692	41,193
2.13%, 02/15/41 (n)	867	1,136
1.38%, 02/15/44 (g) (n)	83,845	95,216
Other Securities		715

		2,231,466

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%

Federal Home Loan Mortgage Corp. - 0.7%
Federal Home Loan Mortgage Corp.
1.99% - 2.14%, 07/01/36 - 10/01/36 (i)	835	884
Interest Only, 0.61%, 09/15/42 (i)	9,375	9,446
REMIC, 0.61% - 1.32%, 08/15/33 - 02/25/45 (i)	2,714	2,736

		13,066

Federal National Mortgage Association - 0.0%
Other Securities		433

Small Business Administration Participation Certificates - 0.0%
Other Securities		842

Total Government and Agency Obligations (cost $2,436,157)		2,328,057

PREFERRED STOCKS - 0.0%

FINANCIALS - 0.0%
Wells Fargo & Co., 7.50% - Series L (m) (v)	1	607

Total Preferred Stocks (cost $500)		607

	Shares/Par (t)	Value
PURCHASED OPTIONS - 0.1%
Put Swaption, 3-Month LIBOR versus 2.50% fixed, Expiration 12/11/17, MSS (q)	120	1,504
Other Securities		320

Total Purchased Options (cost $2,226)		1,824

OTHER EQUITY INTERESTS - 0.0%
Other Securities		15

Total Other Equity Interests (cost $0)		15

SHORT TERM INVESTMENTS - 8.6%

Certificates of Deposit - 1.7%
Banco Bilbao Vizcaya Argentaria
0.98%, 10/23/15 (i)	$18,750	18,729
1.08%, 05/16/16 (i)	8,500	8,492
Other Securities		6,699

		33,920

Securities Lending Collateral - 0.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	4,022	4,022

Treasury Securities - 6.7%
Hellenic Republic Treasury Bill
0.00%, 01/09/15, EUR	30,100	36,399
0.00%, 02/06/15, EUR	15,400	18,585
Mexico Cetes
0.20%, 02/12/15, MXN	46,150	31,177
0.20%, 05/14/15, MXN	48,600	32,577
U.S. Treasury Bill, 0.03% - 0.07%, 03/05/15 - 05/28/15 (o)	$11,873	11,871

		130,609

Total Short Term Investments (cost $175,786)		168,551

Total Investments - 142.5% (cost $2,898,774)		2,781,232
Other Assets and Liabilities, Net - (42.5%)		(829,637)

Total Net Assets - 100.0%		$1,951,595

JNL/PIMCO Total Return Bond Fund **

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 10.1%
Ally Auto Receivables Trust, 0.68%, 06/15/16	$19,000	$18,988
Ameriquest Mortgage Securities Inc. REMIC, 0.64%, 10/25/35 (i)	16,700	16,188
Bear Stearns Adjustable Rate Mortgage Trust, 2.35% - 3.01%, 11/25/30 - 03/25/35 (i)	3,196	3,176
Bear Stearns Alt-A Trust REMIC
2.55% - 2.61%, 05/25/35 - 09/25/35 (i)	823	753
5.07%, 09/25/35 (i)	19,363	15,201
Bear Stearns Asset Backed Securities I Trust REMIC, 0.82%, 03/25/35 (i)	9,584	8,923
Bear Stearns Asset Backed Securities Trust, 0.42% - 0.58%, 12/25/35 - 01/25/37 (i)	20,549	17,914
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.33%, 02/11/17	260	278
Bear Stearns Structured Products Inc. Trust REMIC
2.34% - 2.59%, 01/26/36 - 12/26/46 (i)	1,484	1,177
1.47%, 03/25/37 (i) (p) (q)	2,947	2,700
CIFC Funding Ltd., 1.38%, 08/14/24 (i) (r)	21,000	20,979
Citibank Credit Card Issuance Trust, 4.85%, 03/10/15	48,500	48,908
Citicorp Mortgage Securities Trust REMIC, 6.00%, 02/25/37	2,395	2,448

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Citigroup Mortgage Loan Trust Inc. REMIC
2.67%, 11/25/35 (i)	14,580	12,881
0.23% - 2.54%, 12/25/35 - 05/25/37 (i)	758	663
Commercial Mortgage Pass-Through Certificates REMIC, 2.48%, 04/26/38 (i) (r)	3,700	3,597
Credit Suisse Commercial Mortgage Trust REMIC, 5.30%, 12/15/39	2,927	3,108
CS First Boston Mortgage Securities Corp. REMIC, 0.80%, 03/25/32 (i) (r)	40	37
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.42% - 5.44%, 01/12/17 - 02/15/17	7,952	8,483
5.34%, 05/15/47	1,869	1,985
JPMorgan Mortgage Acquisition Trust, 0.41% -0.45%, 05/25/36 - 01/25/37 (i)	13,300	11,000
JPMorgan Mortgage Trust REMIC
2.64%, 02/25/35 (i)	85	83
5.50% - 5.75%, 01/25/36 - 04/25/36	1,339	1,355
Merrill Lynch Mortgage Investors Trust, 0.38% - 2.20%, 05/25/33 - 02/25/36 (i)	17,676	16,748
MLCC Mortgage Investors Inc., 0.42% - 1.16%, 10/25/35 - 11/25/35 (i)	357	338
Morgan Stanley ABS Capital I Inc. Trust REMIC, 0.33%, 04/25/36 (i)	1,674	1,633
Morgan Stanley Dean Witter Capital I REMIC, 1.07%, 07/25/32 (i)	1,911	1,828
Morgan Stanley Re-REMIC Trust REMIC, 5.80%, 04/12/17 (i) (r)	691	741
SpringCastle America Funding LLC, 2.70%, 05/25/23 (r)	21,335	21,305
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.60% - 2.62%, 01/25/35 - 07/25/36 (i)	13,488	13,115
Other Securities		205,000

Total Non-U.S. Government Agency Asset- Backed Securities (cost $443,502)		461,533

CORPORATE BONDS AND NOTES - 27.3%

CONSUMER DISCRETIONARY - 3.0%
Daimler Finance North America LLC
0.83%, 01/09/15 (i) (r)	8,450	8,451
1.65%, 04/10/15 (r)	9,125	9,145
1.30%, 07/31/15 (r)	21,100	21,188
1.88%, 01/11/18 (r)	5,500	5,519
NBCUniversal Media LLC, 3.65%, 04/30/15	29,800	30,106
Time Warner Inc., 3.15%, 07/15/15	15,581	15,800
Viacom Inc., 1.25%, 02/27/15	30,542	30,567
Other Securities		14,506

		135,282

CONSUMER STAPLES - 0.9%
SABMiller Holdings Inc., 1.85%, 01/15/15 (r)	34,935	34,954
Other Securities		5,062

		40,016

ENERGY - 2.0%
Petrobras Global Finance BV
1.85%, 05/20/16 (i)	600	573
2.00% - 3.25%, 05/20/16 - 03/17/17	1,100	1,046
2.60%, 03/17/17 (e) (i)	300	277
Petrobras International Finance Co.
3.50% - 6.13%, 01/27/16 - 02/06/17	2,100	2,044
5.88% - 8.38%, 03/01/18 - 12/10/18 (e)	2,000	2,013
7.88%, 03/15/19	16,800	17,680
Shell International Finance BV, 0.44%, 11/15/16 (i)	9,200	9,203
Statoil ASA, 0.69%, 11/08/18 (i)	29,300	29,344

	Shares/Par (t)	Value
Other Securities		28,562

		90,742

FINANCIALS - 17.9%
Ally Financial Inc.
8.30%, 02/12/15 (e)	26,730	26,871
4.63%, 06/26/15	9,645	9,717
3.50%, 07/18/16	7,220	7,301
5.50%, 02/15/17	16,000	16,800
4.75% - 7.50%, 09/10/18 - 09/15/20	3,344	3,637
American International Group Inc.
5.05%, 10/01/15	100	103
6.25%, 03/15/37 (i)	800	893
8.18%, 05/15/58 (i)	12,100	16,395
Bank of America Corp.
4.50%, 04/01/15	3,400	3,432
6.50%, 08/01/16	8,460	9,116
Bank of America NA
0.70%, 11/14/16 (i)	67,900	67,836
0.65%, 05/08/17 (i)	4,300	4,293
6.00%, 10/15/36	3,200	4,008
Barclays Bank Plc
2.75%, 02/23/15	16,900	16,944
7.63%, 11/21/22	2,800	3,062
7.75%, 04/10/23 (i)	12,800	13,952
Bear Stearns Cos. LLC, 5.30%, 10/30/15	3,200	3,318
CIT Group Inc., 4.75%, 02/15/15 (e) (r)	17,280	17,329
Citigroup Inc.
2.65%, 03/02/15 (e)	4,900	4,915
3.95% - 4.88%, 05/07/15 - 01/10/17	6,000	6,159
4.70%, 05/29/15	32,000	32,522
0.51% - 1.19%, 04/01/16 - 07/25/16 (i)	8,600	8,605
6.13%, 08/25/36	1,300	1,550
Credit Suisse
0.54%, 03/11/16 (i)	15,900	15,894
0.72%, 05/26/17 (i)	9,000	8,989
Export-Import Bank of Korea, 5.88%, 01/14/15	9,700	9,719
Ford Motor Credit Co. LLC
3.88%, 01/15/15	27,000	27,034
2.75% - 12.00%, 04/15/15 - 04/15/16	22,394	22,998
1.01%, 01/17/17 (i)	19,200	19,196
0.76%, 09/08/17 (i)	700	695
Goldman Sachs Group Inc.
3.30%, 05/03/15	16,975	17,114
3.70%, 08/01/15	20,443	20,775
0.86%, 06/04/17 (i)	1,100	1,098
ICICI Bank Ltd., 4.75%, 11/25/16 (r)	13,600	14,213
International Lease Finance Corp., 8.63%, 09/15/15 (k)	29,150	30,389
JPMorgan Chase & Co.
3.15% - 3.70%, 01/20/15 - 07/05/16	8,300	8,356
1.88%, 03/20/15	20,500	20,562
1.10%, 10/15/15	12,362	12,386
1.06%, 05/30/17 (i), GBP	3,700	5,688
6.30%, 04/23/19	6,100	7,086
JPMorgan Chase Bank NA, 6.00%, 10/01/17	4,100	4,551
KBC Bank NV, 8.00%, 01/25/23	10,000	11,200
LBG Capital No.2 Plc
15.00%, 12/21/19 (v), GBP	13,400	28,655
8.88%, 02/07/20 (v), EUR	1,200	1,617
Macquarie Bank Ltd., 6.63%, 04/07/21 (r)	16,100	18,586
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	1,900	2,117
Morgan Stanley, 6.00%, 04/28/15	13,600	13,821
Northern Rock Plc, 5.63%, 06/22/17 (r)	16,000	17,531
SLM Corp.
6.25%, 01/25/16	18,244	18,974
8.45%, 06/15/18	11,002	12,267
5.50%, 01/15/19	100	102

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Wells Fargo & Co.
7.98% (callable at 100 beginning 03/15/18) (m)	20,500	22,627
0.69%, 04/22/19 (i)	1,100	1,098
Wells Fargo Bank NA, 0.38%, 06/02/16 (i)	5,215	5,208
Other Securities		136,447

		815,751

HEALTH CARE - 0.1%
Other Securities		5,819

INDUSTRIALS - 1.0%
Hellenic Railways Organization SA, 4.50%, 12/06/16, JPY	1,298,700	9,736
International Lease Finance Corp.
5.75%, 05/15/16	1,600	1,660
6.75%, 09/01/16 (r)	1,900	2,023
7.13%, 09/01/18 (r)	20,858	23,361
Other Securities		10,797

		47,577

INFORMATION TECHNOLOGY - 0.4%
Xerox Corp., 4.25%, 02/15/15	11,522	11,573
Other Securities		5,504

		17,077

MATERIALS - 0.2%
Other Securities		8,937

TELECOMMUNICATION SERVICES - 0.9%
Verizon Communications Inc.
2.50%, 09/15/16	6,719	6,870
1.99%, 09/14/18 (i)	2,300	2,393
3.00% - 3.65%, 09/14/18 - 11/01/21	10,900	11,264
3.50%, 11/01/24	15,900	15,622
Other Securities		7,071

		43,220

UTILITIES - 0.9%
Dynegy Finance I Inc.
6.75%, 11/01/19 (r)	12,600	12,820
7.38% - 7.63%, 11/01/22 - 11/01/24 (r)	8,100	8,247
Other Securities		18,712

		39,779

Total Corporate Bonds and Notes (cost $1,238,710)		1,244,200

GOVERNMENT AND AGENCY OBLIGATIONS - 63.7%

GOVERNMENT SECURITIES - 39.4%

Federal Home Loan Mortgage Corp. - 3.0% (w)
Federal Home Loan Mortgage Corp.
1.00%, 09/29/17 (o)	18,100	18,063
0.75%, 01/12/18 (o)	94,100	92,757
1.75% - 3.75%, 03/27/19 - 05/30/19	6,300	6,758
1.25%, 10/02/19	20,100	19,665

		137,243

Federal National Mortgage Association - 0.1% (w)
Federal National Mortgage Association
0.88%, 12/20/17	800	791
0.88% - 1.88%, 02/08/18 - 09/18/18	5,000	4,963

		5,754

Municipals - 5.1%
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	13,800	18,546
Irvine Ranch Water District, 6.62%, 05/01/40	16,800	22,361
Los Angeles County Public Works Financing Authority, 7.62%, 08/01/40	9,000	13,132
State of California
7.70%, 11/01/30	100	126

	Shares/Par (t)	Value
7.50%, 04/01/34	7,600	11,298
7.95%, 03/01/36	10,100	12,486
7.55%, 04/01/39	7,900	12,191
7.60%, 11/01/40	16,800	26,214
Other Securities		117,744

		234,098

Sovereign - 10.5%
Bonos Y Oblig Del Estado, 4.20%, 01/31/37, EUR	1,100	1,668
Brazil Letras do Tesouro Nacional
0.00%,10/01/15 (j), BRL	316,500	108,740
0.00%,07/01/18 (j), BRL	20,300	5,025
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/25, BRL	10,900	3,590
Italy Buoni Poliennali Del Tesoro
1.15% - 3.75%, 08/01/15 - 05/15/17, EUR	8,600	10,572
3.00%, 11/01/15, EUR	29,400	36,323
3.75%, 08/01/16, EUR	35,100	44,650
3.75%, 09/01/24, EUR	11,800	16,662
Japan Government Bond, 1.70%, 09/20/44, JPY	2,040,000	18,830
Mexico Bonos
8.00%, 06/11/20, MXN	356,500	27,196
7.75%, 05/29/31, MXN	7,400	570
Province of Ontario, Canada
1.00%, 07/22/16	1,100	1,105
1.60%, 09/21/16	66,200	67,104
3.00% - 5.50%, 06/02/18 - 06/02/22, CAD	16,500	15,583
1.65% - 4.40%, 09/27/19 - 04/14/20 (e)	11,300	12,215
Spain Government Bond
3.30%, 07/30/16, EUR	19,400	24,509
4.25%, 10/31/16, EUR	9,200	11,900
2.10% - 5.50%, 04/30/17 - 07/30/17, EUR	7,200	9,142
4.50%, 01/31/18, EUR	8,600	11,629
4.70%, 07/30/41, EUR	4,800	7,775
5.15%, 10/31/44 (r), EUR	1,100	1,903
Other Securities		39,986

		476,677

Treasury Inflation Index Securities - 15.1%
U.S. Treasury Inflation Indexed Note
1.25%, 07/15/20 (n) (o)	20,032	21,045
1.13%, 01/15/21 (n) (o)	8,575	8,920
0.63%, 07/15/21 (n) (o)	64,754	65,660
0.63%, 07/15/21 (n)	3,476	3,525
0.13%, 01/15/22 (n) (o)	7,868	7,665
0.13%, 07/15/22 (n)	44,913	43,815
0.38%, 07/15/23 (n) (o)	11,427	11,314
2.38%, 01/15/25 (n)	117,774	138,458
2.00%, 01/15/26 (n)	88,404	101,423
2.38%, 01/15/27 (n)	99,252	118,956
1.75%, 01/15/28 (n) (o)	92,368	104,729
3.63% - 3.88%, 04/15/28 - 04/15/29 (n)	1,738	2,475
2.50%, 01/15/29 (n)	47,885	59,553

		687,538

U.S. Treasury Securities - 5.6%
U.S. Treasury Bond
3.13%, 02/15/43	56,400	60,595
3.38% - 3.75%, 11/15/43 - 05/15/44	7,300	8,315
3.63%, 02/15/44	12,400	14,603
3.13%, 08/15/44 (g)	81,500	87,740
3.00%, 11/15/44	32,300	33,945
U.S. Treasury Note
0.63%, 09/30/17 (o)	17,000	16,810
0.75%, 10/31/17 - 12/31/17 (o)	23,100	22,902
2.25%, 11/15/24	10,200	10,269

		255,179

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.3%

Federal Home Loan Mortgage Corp. - 1.1%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16 - 08/01/16	1	2
5.50% - 6.00%, 05/01/26 - 08/15/40	17,303	19,488
2.48%, 07/01/27 (i)	1	1
4.50%, 01/15/45, TBA (g)	13,000	14,087
6.00%, 01/15/45, TBA (g)	1,000	1,132
REMIC, 7.00%, 05/15/23	100	111
REMIC, 0.21% - 1.32%, 11/15/30 - 02/25/45 (i)	852	849
REMIC, 3.50% - 4.50%, 03/15/34 - 01/15/42	13,332	14,162

		49,832

Federal National Mortgage Association - 21.9%
Federal National Mortgage Association
4.00% - 6.00%, 02/01/15 - 12/01/17	571	599
2.31% - 6.00%, 03/01/18 - 12/01/24	80,296	84,531
3.16%, 05/01/22	12,882	13,524
2.87% - 6.50%, 01/01/25 - 07/01/42	231,475	256,640
3.50%, 11/01/28	11,012	11,684
3.50% - 4.00%, 01/15/30 - 02/15/30, TBA (g)	10,000	10,567
3.00%, 02/15/30, TBA (g)	42,000	43,562
1.32% - 2.07%, 01/01/35 - 06/01/43 (i)	1,422	1,506
6.00%, 01/01/37	28	31
5.50%, 09/01/40	18,834	21,044
6.00%, 05/01/41	42,149	47,827
3.50%, 01/15/45, TBA (g)	52,000	54,180
4.00%, 01/15/45, TBA (g)	142,000	151,501
4.50%, 01/15/45, TBA (g)	51,000	55,348
5.00%, 01/15/45, TBA (g)	52,000	57,445
5.50%, 01/15/45, TBA (g)	38,000	42,504
6.00%, 01/15/45, TBA (g)	11,000	12,474
4.50%, 02/15/45, TBA (g)	56,000	60,669
5.00%, 02/15/45, TBA (g)	54,000	59,587
REMIC, 5.00% - 6.50%, 04/25/33 - 12/25/42	217	239
REMIC, 0.23% - 2.19%, 05/25/35 - 03/25/44 (i)	10,420	10,501

		995,963

Government National Mortgage Association - 1.0%
Government National Mortgage Association
1.63% - 2.00%, 05/20/26 - 02/20/32 (i)	119	123
5.00%, 02/15/38 - 07/15/41	25,574	28,279
5.00%, 04/15/39	15,747	17,412

		45,814

Small Business Administration Participation Certificates - 0.3%
Other Securities		13,739

Total Government and Agency Obligations (cost $2,889,837)		2,901,837

PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
Wells Fargo & Co., 7.50% - Series L (m) (v)	5	6,075

Total Preferred Stocks (cost $6,056)		6,075

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
GMAC Capital Trust I, 8.13%, (callable at 25 beginning 02/15/16)	740	19,521

Total Trust Preferreds (cost $18,500)		19,521

	Shares/Par (t)	Value
OTHER EQUITY INTERESTS - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 10.8%

Certificates of Deposit - 0.8%
Credit Suisse, 0.47%, 03/17/15 (i)	$3,300	3,300
Other Securities		34,630

		37,930

Commercial Paper - 0.1%
Ford Motor Credit Co. LLC, 0.68%, 04/06/15 (r)	4,800	4,793

Federal Home Loan Bank - 4.9% (w)
Federal Home Loan Bank
0.06% - 0.16%, 01/16/15 - 03/20/15	46,500	46,497
0.06%, 01/21/15	25,100	25,099
0.08%, 01/29/15	51,100	51,097
0.11%, 02/04/15	97,900	97,890

		220,583

Federal Home Loan Mortgage Corp. - 1.9% (w)
Federal Home Loan Mortgage Corp.
0.05% - 0.11%, 02/05/15 - 02/25/15	33,200	33,197
0.14%, 05/14/15	52,100	52,087

		85,284

Federal National Mortgage Association - 0.0% (w)
Federal National Mortgage Association, 0.10%, 03/27/15	400	400

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	37,769	37,769

Treasury Securities - 2.3%
Mexico Cetes
0.20%, 01/08/15 - 01/22/15, MXN	60,660	41,076
0.20%, 02/05/15, MXN	92,680	62,636
U.S. Treasury Bill, 0.02% - 0.07%, 01/29/15 - 05/21/15 (o)	$2,440	2,440

		106,151

Total Short Term Investments (cost $506,218)		492,911

Total Investments - 112.4% (cost $5,102,823)		5,126,077
Other Assets and Liabilities, Net - (12.4%)		(566,398)

Total Net Assets - 100.0%		$4,559,679

JNL/PPM America Floating Rate Income Fund **

CORPORATE BONDS AND NOTES - 4.0%

CONSUMER DISCRETIONARY - 0.9%
MGM Resorts International, 6.75%, 10/01/20	$804	$844
Other Securities		13,047

		13,891

CONSUMER STAPLES - 0.3%
HJ Heinz Co., 4.25%, 10/15/20	1,506	1,521
Other Securities		3,909

		5,430

ENERGY - 0.7%
Seadrill Ltd., 6.13%, 09/15/17 (k) (r)	750	664
Other Securities		10,831

		11,495

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
FINANCIALS - 0.2%
Other Securities		3,501

HEALTH CARE - 0.3%
Other Securities		4,556

INDUSTRIALS - 0.5%
Other Securities		8,396

INFORMATION TECHNOLOGY - 0.4%
First Data Corp., 7.38%, 06/15/19 (r)	483	508
Other Securities		5,567

		6,075

MATERIALS - 0.2%
Other Securities		3,456

TELECOMMUNICATION SERVICES - 0.2%
Other Securities		3,105

UTILITIES - 0.3%
Other Securities		4,005

Total Corporate Bonds and Notes (cost $65,847)		63,910

VARIABLE RATE SENIOR LOAN INTERESTS - 90.9% (i)

CONSUMER DISCRETIONARY - 27.4%
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/11/21	6,387	6,309
Advantage Sales and Marketing Inc. Delayed Draw Term Loan, 4.25%, 07/11/21	213	210
Advantage Sales and Marketing, Inc. 2nd Lien Term Loan, 7.50%, 07/10/22	900	888
Aramark Corp. Term Loan
3.25%, 09/21/19	5,820	5,718
3.25%, 02/21/21	1,943	1,908
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	7,199	7,121
Clear Channel Communications Inc. Term Loan, 6.92%, 01/30/19	9,000	8,466
Formula One Holdings Term Loan
4.75%, 07/30/21	8,137	7,926
7.75%, 07/29/22	1,250	1,213
Goodyear Engineered Products 1st Lien Term Loan, 5.25%, 09/06/17	7,334	7,300
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 09/23/20	2,622	2,588
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20	5,532	5,460
MGM Resorts International Term Loan B, 3.50%, 12/20/19	8,154	7,924
Neiman Marcus Group Inc. Term Loan, 4.25%, 10/25/20	7,908	7,718
Scientific Games Corp. Term Loan
4.25%, 06/14/20	5,479	5,393
4.25%, 06/14/20	131	128
6.00%, 06/14/20	793	781
6.00%, 06/14/20	5,381	5,297
6.00%, 06/14/20	98	96
ServiceMaster Co LLC Term Loan, 4.25%, 06/27/21	10,970	10,751
Tribune Co. Initial Term Loan, 4.00%, 11/26/20	10,987	10,802
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	3,719	3,629
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	11,199	10,936
Ziggo BV Term Loan B-1
3.25%, 01/15/22	260	253
3.25%, 01/15/22	4,547	4,414
Ziggo BV Term Loan B-2, 3.25%, 01/15/22	3,098	3,007

	Shares/Par (t)	Value
Ziggo BV Term Loan B-3, 3.50%, 01/15/22	5,095	4,946
Other Securities		311,003

		442,185

CONSUMER STAPLES - 6.1%
Albertson’s LLC Delayed Draw Term Loan, 4.75%, 03/21/19	3,000	2,977
Albertson’s LLC Term Loan B-2, 4.75%, 05/21/19	3,304	3,279
Albertsons LLC Term Loan B4, 4.50%, 08/10/21	1,500	1,498
ARAMARK Corp. Extended Term Loan, 3.65%, 07/26/16	123	122
ARAMARK Corp. Term Loan, 5.00%, 07/26/16	72	71
BJ’s Wholesale Club Inc. Term Loan B, 4.50%, 11/01/19	7,432	7,281
Dunkin Brands Inc. Term Loan B-4
3.25%, 02/07/21	2,872	2,788
3.25%, 02/07/21	5,454	5,294
HJ Heinz Co. Term Loan B-2, 3.50%, 04/15/20	6,782	6,733
Other Securities		68,847

		98,890

ENERGY - 5.4%
Drillships Financing Holding Inc. Term Loan B-1, 6.00%, 03/31/21	7,161	5,581
Ocean Rig UDW Inc. Term Loan, 5.50%, 07/18/21	2,494	1,995
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21	9,803	7,583
Other Securities		71,567

		86,726

FINANCIALS - 4.7%
Asurion LLC Incremental Term Loan, 4.25%, 06/20/20	4,665	4,502
Asurion LLC Term Loan
5.00%, 05/24/19	6,367	6,275
5.00%, 05/24/19	1,000	985
Capital Automotive LP 2nd Lien Term Loan, 6.00%, 04/25/20	1,250	1,244
Capital Automotive LP Term Loan B, 4.00%, 04/19/19	6,216	6,076
Other Securities		55,886

		74,968

HEALTH CARE - 11.0%
IMS Health Inc. New Term Loan B
3.50%, 03/17/21	3,086	3,009
3.50%, 03/17/21	3,635	3,544
3.50%, 03/17/21	961	937
Multiplan Inc. Term Loan, 3.75%, 03/21/21	11,869	11,519
Onex Carestream Finance LP 1st Lien Term Loan, 5.00%, 06/07/19	5,310	5,277
Onex Carestream Finance LP Term Loan, 9.50%, 12/05/19	1,945	1,928
Par Pharmaceutical Companies Inc. Term Loan, 4.00%, 09/28/19	9,086	8,818
Valeant Pharmaceuticals International Inc. Term Loan
3.50%, 02/13/19	4,719	4,671
3.50%, 12/11/19	853	845
Valeant Pharmaceuticals International Inc. Term Loan B, 3.50%, 07/08/20	2,787	2,757
Other Securities		133,194

		176,499

INDUSTRIALS - 12.0%
Brickman Group Holdings Inc. Term Loan, 4.00%, 12/15/20	8,430	8,169

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
DuPont Performance Coatings Inc. Term Loan, 3.75%, 02/03/20	9,425	9,158
Gardner Denver Inc. Dollar Term Loan, 4.25%, 07/31/20	8,897	8,308
Gates Global LLC US Term Loan, 4.25%, 06/12/21	8,479	8,235
Generac Power Systems Inc. New Term Loan, 3.25%, 05/12/20	7,508	7,264
Hamilton Sundstrand Corp. Term Loan, 4.00%, 12/13/19	9,233	8,561
RBS Global Inc. and Rexnord Corp. Term Loan B, 4.00%, 08/23/20	10,767	10,531
TransDigm Inc. Term Loan C, 3.75%, 02/28/20	9,018	8,844
Other Securities		124,208

		193,278

INFORMATION TECHNOLOGY - 9.4%
Avaya Inc. Term Loan B-6, 6.50%, 03/31/18	4,916	4,834
BMC Software Finance Inc. Term Loan, 5.00%, 08/15/20	10,795	10,478
CDW LLC Incremental Term Loan, 3.25%, 04/24/20	970	939
CDW LLC Term Loan, 3.25%, 04/24/20	10,850	10,501
Dell Inc. Term Loan B, 4.50%, 09/25/20	8,887	8,861
First Data Corp. Extended Term Loan, 4.17%, 03/24/21	4,129	4,064
First Data Corp. Replacement Term Loan, 3.67%, 03/24/18	10,697	10,476
First Data Corp. Term Loan B, 3.67%, 09/24/18	1,000	976
Freescale Semiconductor Inc. Extended Term Loan B, 4.25%, 03/01/20	6,890	6,714
Freescale Semiconductor Inc. Term Loan B-5, 5.00%, 01/15/21	968	964
Other Securities		93,378

		152,185

MATERIALS - 9.4%
Berry Plastics Corp. Term Loan D
3.50%, 02/08/20	5	5
3.50%, 02/15/20	13,792	13,319
FMG Resources Pty Ltd. New Term Loan B, 3.75%, 06/30/19	14,766	13,378
INEOS US Finance LLC New Term Loan, 3.75%, 05/14/18	11,284	10,916
Univar Inc. Term Loan B
0.00%,06/30/17 (z)	—	—
5.00%, 06/30/17	538	519
5.00%, 06/30/17	1,988	1,919
5.00%, 06/30/17	306	295
5.00%, 06/30/17	9,744	9,410
Other Securities		101,401

		151,162

TELECOMMUNICATION SERVICES - 4.9%
Avaya Inc. Term Loan B-3, 4.67%, 10/26/17	2,462	2,358
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	9,628	9,471
Level 3 Communications Inc. Term Loan, 4.00%, 01/14/20	10,000	9,912
Telesat Canada US Term Loan B, 3.50%, 03/26/19	7,839	7,717
Other Securities		49,498

		78,956

UTILITIES - 0.6%
Calpine Corp. Term Loan, 4.00%, 04/01/18	3,876	3,828
Calpine Corp. Term Loan B-1, 3.00%, 05/03/20	985	946
Calpine Corp. Term Loan B-2
4.00%, 04/01/18	1,455	1,437

	Shares/Par (t)	Value
3.25%, 01/03/22	985	948
Calpine Corp. Term Loan B-3, 4.00%, 10/05/19	489	482
Other Securities		2,348

		9,989

Total Variable Rate Senior Loan Interests (cost $1,511,736)		1,464,838

SHORT TERM INVESTMENTS - 2.6%

Investment Company - 2.6%
State Street Institutional Liquid Reserves Fund, 0.06% (h)	42,255	42,255

Total Short Term Investments (cost $42,255)		42,255

Total Investments - 97.5% (cost $1,619,838)		1,571,003
Other Assets and Liabilities, Net - 2.5%		40,665

Total Net Assets - 100.0%		$1,611,668

JNL/PPM America High Yield Bond Fund **

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.0%
Other Securities		26,258

Total Non-U.S. Government Agency Asset- Backed Securities (cost $25,872)		26,258

CORPORATE BONDS AND NOTES - 81.9%

CONSUMER DISCRETIONARY - 24.7%
Altice SA, 7.75%, 05/15/22 (r)	$12,204	12,227
AMC Networks Inc., 4.75%, 12/15/22	6,000	5,820
Beazer Homes USA Inc.
5.75%, 06/15/19	6,977	6,698
7.50%, 09/15/21	14,382	14,454
Caesars Entertainment Corp. Term Loan, 9.75%, 01/28/18 (i)	2,239	1,933
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20 (e)	10,000	7,400
Caesars Entertainment Resort Properties LLC, 11.00%, 10/01/21 (e) (r)	3,000	2,730
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21 (i)	4,736	4,313
D.R. Horton Inc., 3.75%, 03/01/19	13,367	13,233
Delphi Corp.
6.13%, 05/15/21 (e)	9,098	9,917
5.00%, 02/15/23	3,756	4,009
General Motors Co.
4.88%, 10/02/23	5,000	5,350
4.00%, 04/01/25	10,000	10,025
5.20%, 04/01/45	6,438	6,792
KB Home
7.00%, 12/15/21 (e)	10,943	11,511
7.50%, 09/15/22 (e)	4,421	4,686
MGM Resorts International
11.38%, 03/01/18	2,000	2,370
8.63%, 02/01/19	5,000	5,669
6.75%, 10/01/20 (e)	4,821	5,062
Schaeffler Finance BV, 4.25%, 05/15/21 (r)	8,077	7,875
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (r) (y)	4,865	5,072
Scientific Games International Inc.
6.63%, 05/15/21 (e) (r)	15,000	10,462
10.00%, 12/01/22 (r)	10,000	9,162
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (r)	11,200	12,544
Sirius XM Radio Inc.
4.63%, 05/15/23 (e) (r)	1,631	1,525

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
6.00%, 07/15/24 (r)	10,753	11,022
Toys R Us Inc., 10.38%, 08/15/17 (e)	8,286	6,587
Unitymedia Hessen GmbH & Co. KG
7.50%, 03/15/19 (r)	1,875	1,969
5.50%, 01/15/23 (r)	1,600	1,672
5.00%, 01/15/25 (r)	10,135	10,160
Visant Corp., 10.00%, 10/01/17 (e)	5,500	4,813
Visant Holding Corp. Term Loan, 7.00%, 08/15/21 (i)	7,840	7,605
WideOpenWest Finance LLC
10.25%, 07/15/19	14,175	14,760
13.38%, 10/15/19	9,475	9,972
Other Securities		429,238

		678,637

CONSUMER STAPLES - 3.6%
HJ Heinz Co., 4.25%, 10/15/20 (e)	12,036	12,156
Other Securities		87,168

		99,324

ENERGY - 15.4%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan, 8.75%, 04/02/21 (f) (i)	14,200	12,425
Caithness Brookhaven LLC, 6.75%, 07/20/26 (f) (q)	13,253	14,511
California Resources Corp.
5.50%, 09/15/21 (r)	11,599	9,917
6.00%, 11/15/24 (e) (r)	6,896	5,827
Calumet Specialty Products Partners LP
9.63%, 08/01/20 (k)	1,538	1,600
6.50%, 04/15/21 (r)	14,624	13,015
7.63%, 01/15/22	11,000	10,175
Other Securities		355,481

		422,951

FINANCIALS - 7.0%
Ally Financial Inc.
2.75%, 01/30/17	3,000	2,991
4.75%, 09/10/18	7,500	7,762
3.50%, 01/27/19	5,000	4,940
3.75%, 11/18/19	10,000	9,850
7.50%, 09/15/20	3,993	4,682
Barclays Plc, 8.25%, (callable at 100 beginning 12/15/18) (e) (m)	13,000	13,324
HSBC Holdings Plc, 6.38%, (callable at 100 beginning 09/17/24) (m)	14,706	14,853
International Lease Finance Corp.
8.25%, 12/15/20 (e)	3,003	3,619
8.63%, 01/15/22	3,000	3,720
Royal Bank of Scotland Group Plc, 5.13%, 05/28/24	15,337	15,601
Stena AB, 7.00%, 02/01/24 (e) (r)	8,993	8,229
Stena International SA, 5.75%, 03/01/24 (e) (r)	7,500	7,050
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19 (i)	6,473	6,163
Other Securities		88,113

		190,897

HEALTH CARE - 6.4%
HCA Inc.
6.50%, 02/15/16 (e)	4,000	4,175
3.75%, 03/15/19	3,115	3,119
4.25%, 10/15/19	4,831	4,903
6.50%, 02/15/20	6,571	7,363
7.50%, 02/15/22	3,000	3,428
4.75%, 05/01/23	8,000	8,140
5.88%, 05/01/23	6,000	6,323
5.00%, 03/15/24	1,739	1,787

	Shares/Par (t)	Value
Tenet Healthcare Corp.
5.00%, 03/01/19 (r)	4,800	4,806
6.00%, 10/01/20	2,281	2,449
8.13%, 04/01/22	7,855	8,778
Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (r)	3,733	3,971
7.50%, 07/15/21 (r)	12,586	13,593
5.63%, 12/01/21 (r)	4,183	4,214
Other Securities		97,289

		174,338

INDUSTRIALS - 7.5%
Algeco Scotsman Global Finance Plc, 10.75%, 10/15/19 (r)	16,000	13,760
Algeco Scotsman Global Finance Plc Term Loan, 15.75%, 05/10/18 (f) (i) (y)	4,925	4,180
Bombardier Inc.
4.75%, 04/15/19 (r)	6,286	6,310
6.00%, 10/15/22 (e) (r)	11,863	11,982
6.13%, 01/15/23 (e) (r)	2,604	2,656
International Lease Finance Corp., 4.63%, 04/15/21 (e)	9,897	10,070
Meritor Inc.
6.75%, 06/15/21	10,000	10,450
6.25%, 02/15/24	3,828	3,885
Other Securities		141,867

		205,160

INFORMATION TECHNOLOGY - 3.7%
Advanced Micro Devices Inc.
6.75%, 03/01/19	7,500	7,050
7.00%, 07/01/24 (e)	6,688	5,668
ViaSat Inc., 6.88%, 06/15/20	19,319	20,092
Other Securities		68,240

		101,050

MATERIALS - 5.9%
Cemex SAB de CV
6.50%, 12/10/19 (r)	6,791	6,957
7.25%, 01/15/21 (e) (r)	13,228	13,856
5.70%, 01/11/25 (r)	11,719	11,367
Freeport-McMoRan Inc., 5.40%, 11/14/34	11,757	11,462
Rain CII Carbon LLC, 8.25%, 01/15/21 (e) (r)	12,999	13,292
Other Securities		105,879

		162,813

TELECOMMUNICATION SERVICES - 6.4%
Frontier Communications Corp.
8.50%, 04/15/20	5,718	6,376
9.25%, 07/01/21	3,000	3,465
8.75%, 04/15/22	1,295	1,447
6.88%, 01/15/25	5,106	5,106
9.00%, 08/15/31	4,429	4,649
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	15,000	15,412
Intelsat Luxembourg SA, 7.75%, 06/01/21 (e)	8,825	8,847
SES Global Americas Holdings GP, 5.30%, 03/25/44 (r)	10,669	11,944
Sprint Capital Corp.
6.90%, 05/01/19	3,000	3,060
6.88%, 11/15/28	12,266	10,794
Sprint Nextel Corp.
7.00%, 03/01/20 (r)	2,553	2,757
11.50%, 11/15/21	4,000	4,810
6.00%, 11/15/22 (e)	6,000	5,520
T-Mobile USA Inc.
6.13%, 01/15/22	4,549	4,617
6.00%, 03/01/23	5,556	5,570
6.84%, 04/28/23	654	675
6.50%, 01/15/24 (e)	5,000	5,125

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Other Securities		74,195

		174,369

UTILITIES - 1.3%
AES Corp.
8.00%, 10/15/17	244	274
3.23%, 06/01/19 (i)	4,866	4,744
8.00%, 06/01/20	2,000	2,285
7.38%, 07/01/21	3,367	3,805
4.88%, 05/15/23	987	980
5.50%, 03/15/24	3,000	3,044
Other Securities		20,000

		35,132

Total Corporate Bonds and Notes (cost $2,366,022)		2,244,671

COMMON STOCKS - 6.6%

CONSUMER DISCRETIONARY - 1.8%
AMC Networks Inc. - Class A (c)	151	9,648
MGM Resorts International (c)	233	4,990
Other Securities		33,631

		48,269

CONSUMER STAPLES - 0.4%
Other Securities		12,066

ENERGY - 0.9%
Other Securities		24,239

FINANCIALS - 0.9%
Royal Bank of Scotland Group Plc - ADR (c) (e)	700	8,477
Wells Fargo & Co.	100	5,482
Other Securities		10,322

		24,281

HEALTH CARE - 0.7%
Other Securities		19,286

INDUSTRIALS - 0.9%
Other Securities		23,782

INFORMATION TECHNOLOGY - 0.2%
Other Securities		4,979

MATERIALS - 0.6%
Freeport-McMoran Inc. - Class B	270	6,307
Other Securities		11,239

		17,546

TELECOMMUNICATION SERVICES - 0.2%
Intelsat SA (c) (e)	319	5,529

Total Common Stocks (cost $167,066)		179,977

PREFERRED STOCKS - 1.6%

ENERGY - 0.3%
Other Securities		10,010

FINANCIALS - 1.3%
Ally Financial Inc., 7.00%, (callable at 1,000 beginning 02/20/15) (m) (r)	1	1,014
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (m)	768	18,739
Wells Fargo & Co., 6.63%, (callable at 25 beginning 03/15/24) (m)	467	12,955
Other Securities		2,326

		35,034

Total Preferred Stocks (cost $47,681)		45,044

	Shares/Par (t)	Value
INVESTMENT COMPANIES - 3.3%
SPDR Barclays High Yield Bond ETF (e)	2,000	77,220
Other Securities		14,814

Total Investment Companies (cost $91,978)		92,034

OTHER EQUITY INTERESTS - 0.6%
Other Securities		16,672

Total Other Equity Interests (cost $17,520)		16,672

SHORT TERM INVESTMENTS - 15.5%

Investment Companies - 3.8%
JNL Money Market Fund, 0.01% (a) (h)	105,445	105,445

Securities Lending Collateral - 11.7%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	320,537	320,537

Total Short Term Investments (cost $425,982)		425,982

Total Investments - 110.5% (cost $3,142,121)		3,030,638
Other Assets and Liabilities, Net - (10.5%)		(288,787)

Total Net Assets - 100.0%		$2,741,851

JNL/PPM America Mid Cap Value Fund

COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 16.9%
American Axle & Manufacturing Holdings Inc. (c)	435	$9,824
Best Buy Co. Inc.	104	4,034
Foot Locker Inc.	177	9,961
Helen of Troy Ltd. (c)	117	7,612
Macy’s Inc.	151	9,895
Meredith Corp.	144	7,806
Newell Rubbermaid Inc.	209	7,946
Royal Caribbean Cruises Ltd.	65	5,317
Viacom Inc. - Class B	51	3,868

		66,263

CONSUMER STAPLES - 2.5%
Ingredion Inc.	115	9,740

ENERGY - 8.4%
Diamond Offshore Drilling Inc. (e)	247	9,053
Helix Energy Solutions Group Inc. (c)	391	8,474
National Oilwell Varco Inc.	58	3,814
Patterson-UTI Energy Inc.	427	7,087
W&T Offshore Inc. (e)	582	4,269

		32,697

FINANCIALS - 19.1%
Allstate Corp.	112	7,854
American Financial Group Inc.	156	9,454
Astoria Financial Corp.	658	8,795
FirstMerit Corp.	529	9,999
Hartford Financial Services Group Inc.	229	9,526
Janus Capital Group Inc. (e)	607	9,797
Lincoln National Corp.	168	9,694
Reinsurance Group of America Inc.	112	9,770

		74,889

HEALTH CARE - 10.3%
Alere Inc. (c)	168	6,392
CIGNA Corp.	92	9,478
Health Net Inc. (c)	144	7,692
Hill-Rom Holdings Inc.	206	9,411
LifePoint Hospitals Inc. (c)	53	3,818

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Teleflex Inc.	33	3,732

		40,523

INDUSTRIALS - 17.7%
Belden Inc.	109	8,582
Con-Way Inc.	76	3,742
Esterline Technologies Corp. (c)	70	7,678
GATX Corp.	104	5,973
Kennametal Inc.	273	9,778
Spirit Aerosystems Holdings Inc. - Class A (c)	228	9,830
Steelcase Inc. - Class A	428	7,683
Terex Corp.	334	9,312
Textron Inc.	159	6,691

		69,269

INFORMATION TECHNOLOGY - 10.5%
Applied Materials Inc.	319	7,950
Avnet Inc.	218	9,396
Fairchild Semiconductor International Inc. (c)	378	6,382
Omnivision Technologies Inc. (c)	142	3,684
SYNNEX Corp.	55	4,283
Teradyne Inc.	482	9,529

		41,224

MATERIALS - 9.8%
Allegheny Technologies Inc.	114	3,960
Ashland Inc.	49	5,856
Nucor Corp.	73	3,566
Olin Corp.	322	7,332
Reliance Steel & Aluminum Co.	161	9,883
Steel Dynamics Inc.	390	7,691

		38,288

UTILITIES - 4.4%
Edison International	143	9,337
PNM Resources Inc.	265	7,840

		17,177

Total Common Stocks (cost $334,849)		390,070

SHORT TERM INVESTMENTS - 4.9%

Investment Companies - 0.3%
JNL Money Market Fund, 0.01% (a) (h)	1,382	1,382

Securities Lending Collateral - 4.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	18,111	18,111

Total Short Term Investments (cost $19,493)		19,493

Total Investments - 104.5% (cost $354,342)		409,563
Other Assets and Liabilities, Net - (4.5%)		(17,770)

Total Net Assets - 100.0%		$391,793

JNL/PPM America Small Cap Value Fund

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 17.6%
American Axle & Manufacturing Holdings Inc. (c)	251	$5,666
Bob Evans Farms Inc. (e)	97	4,959
Columbia Sportswear Co.	105	4,663
Foot Locker Inc.	60	3,388
Helen of Troy Ltd. (c)	86	5,582
Jakks Pacific Inc. (c) (e)	318	2,160
Meredith Corp.	107	5,829
Skechers U.S.A. Inc. - Class A (c)	41	2,254

	Shares/Par (t)	Value
Superior Industries International Inc.	263	5,209

		39,710

CONSUMER STAPLES - 4.1%
Cott Corp.	748	5,148
Ingredion Inc.	50	4,251

		9,399

ENERGY - 7.6%
Helix Energy Solutions Group Inc. (c)	255	5,525
Hercules Offshore Inc. (c) (e)	2,270	2,270
Patterson-UTI Energy Inc.	319	5,292
W&T Offshore Inc. (e)	546	4,007

		17,094

FINANCIALS - 13.2%
American Financial Group Inc.	68	4,099
Astoria Financial Corp.	419	5,595
FirstMerit Corp.	298	5,622
Independent Bank Corp.	132	5,655
Janus Capital Group Inc.	353	5,700
Reinsurance Group of America Inc.	36	3,137

		29,808

HEALTH CARE - 12.2%
Alere Inc. (c)	150	5,715
Greatbatch Inc. (c)	92	4,541
Health Net Inc. (c)	106	5,674
Hill-Rom Holdings Inc.	122	5,575
LifePoint Hospitals Inc. (c)	46	3,293
Teleflex Inc.	25	2,813

		27,611

INDUSTRIALS - 24.4%
Apogee Enterprises Inc.	54	2,296
Belden Inc.	69	5,438
Con-Way Inc.	114	5,597
Esterline Technologies Corp. (c)	43	4,694
GATX Corp.	101	5,835
GenCorp Inc. (c) (e)	292	5,338
Kennametal Inc.	156	5,565
SkyWest Inc.	363	4,821
Spirit Aerosystems Holdings Inc. - Class A (c)	105	4,515
Steelcase Inc. - Class A	310	5,563
Terex Corp.	199	5,545

		55,207

INFORMATION TECHNOLOGY - 11.4%
Benchmark Electronics Inc. (c)	222	5,653
Fairchild Semiconductor International Inc. (c)	254	4,287
Omnivision Technologies Inc. (c)	170	4,417
SYNNEX Corp.	75	5,839
Teradyne Inc.	277	5,478

		25,674

MATERIALS - 7.2%
Allegheny Technologies Inc.	64	2,215
Olin Corp.	245	5,581
Reliance Steel & Aluminum Co.	79	4,840
Steel Dynamics Inc.	181	3,563

		16,199

UTILITIES - 2.2%
PNM Resources Inc.	165	4,892

Total Common Stocks (cost $210,601)		225,594

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 6.5%

Investment Companies - 0.1%
JNL Money Market Fund, 0.01% (a) (h)	342	342

Securities Lending Collateral - 6.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	14,475	14,475

Total Short Term Investments (cost $14,817)		14,817

Total Investments - 106.4% (cost $225,418)		240,411
Other Assets and Liabilities, Net - (6.4%)		(14,531)

Total Net Assets - 100.0%		$225,880

JNL/PPM America Value Equity Fund

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 12.9%
Best Buy Co. Inc.	58	$2,265
Comcast Corp. - Class A	75	4,322
General Motors Co.	163	5,673
Macy’s Inc.	83	5,477
Newell Rubbermaid Inc.	86	3,264
Royal Caribbean Cruises Ltd.	28	2,292
Viacom Inc. - Class B	56	4,206

		27,499

CONSUMER STAPLES - 5.2%
Altria Group Inc.	84	4,114
Archer-Daniels-Midland Co.	93	4,841
CVS Health Corp.	23	2,225

		11,180

ENERGY - 14.5%
Apache Corp.	81	5,064
Chevron Corp.	49	5,519
Diamond Offshore Drilling Inc. (e)	129	4,717
Halliburton Co.	82	3,213
National Oilwell Varco Inc.	73	4,771
Occidental Petroleum Corp.	69	5,562
Patterson-UTI Energy Inc.	134	2,225

		31,071

FINANCIALS - 24.7%
Allstate Corp.	67	4,707
Bank of America Corp.	181	3,238
Goldman Sachs Group Inc.	27	5,311
Hartford Financial Services Group Inc.	127	5,286
JPMorgan Chase & Co.	85	5,307
Lincoln National Corp.	91	5,271
Morgan Stanley	138	5,362
PNC Financial Services Group Inc.	51	4,671
Travelers Cos. Inc.	46	4,880
U.S. Bancorp	79	3,560
Wells Fargo & Co.	96	5,257

		52,850

HEALTH CARE - 10.9%
CIGNA Corp.	51	5,259
Gilead Sciences Inc. (c)	52	4,883
Medtronic Inc.	52	3,725
Merck & Co. Inc.	72	4,095
Pfizer Inc.	168	5,242

		23,204

INDUSTRIALS - 7.8%
Caterpillar Inc.	56	5,135

	Shares/Par (t)	Value
Lockheed Martin Corp.	22	4,256
Spirit Aerosystems Holdings Inc. - Class A (c)	68	2,914
Terex Corp.	76	2,119
Textron Inc.	51	2,130

		16,554

INFORMATION TECHNOLOGY - 15.9%
Apple Inc.	47	5,166
Applied Materials Inc.	174	4,326
Avnet Inc.	57	2,444
Cisco Systems Inc.	192	5,335
Hewlett-Packard Co.	109	4,390
Intel Corp.	143	5,193
International Business Machines Corp.	32	5,134
Microsoft Corp.	44	2,048

		34,036

MATERIALS - 4.2%
Allegheny Technologies Inc.	93	3,247
Ashland Inc.	19	2,228
Nucor Corp.	71	3,492

		8,967

TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc.	128	4,300

UTILITIES - 1.7%
Edison International	57	3,719

Total Common Stocks (cost $169,034)		213,380

SHORT TERM INVESTMENTS - 2.6%

Investment Companies - 0.6%
JNL Money Market Fund, 0.01% (a) (h)	1,275	1,275

Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	4,288	4,288

Total Short Term Investments (cost $5,563)		5,563

Total Investments - 102.4% (cost $174,597)		218,943
Other Assets and Liabilities, Net - (2.4%)		(5,213)

Total Net Assets - 100.0%		$213,730

JNL/Red Rocks Listed Private Equity Fund

COMMON STOCKS - 100.0%

DIVERSIFIED - 12.9%

Holding Companies - Diversified - 12.9%
Ackermans & van Haaren NV	230	$28,417
Leucadia National Corp.	225	5,046
Montauk Energy Holdings LLC (c)	1,644	405
Remgro Ltd.	660	14,446
Schouw & Co.	581	27,278
Wendel Investissement	302	33,841

		109,433

FINANCIALS - 83.5%

Closed - End Funds - 26.2%
Castle Private Equity Ltd.	615	8,878
Electra Private Equity Plc (c)	637	30,063
HarbourVest Global Private Equity Ltd.	4,135	51,339
HBM Healthcare Investments AG - Class A (e)	178	17,419
HgCapital Trust Plc	1,337	22,045
Pantheon International LLC (c)	487	9,616
Pantheon International LLC - Redeemable Shares (c)	641	11,785
Riverstone Energy Ltd. (c) (e)	1,197	16,196

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Standard Life European Private Equity Trust Plc	6,311	21,453
SVG Capital Plc (c)	4,773	32,894
		221,688

Diversified Financial Services - 15.3%
Blackstone Group LP	1,396	47,215
KKR & Co. LP	1,910	44,322
Onex Corp.	662	38,465

		130,002

Investment Companies - 10.1%
Ares Capital Corp.	757	11,810
Ares Management LP	41	700
Capital Southwest Corp. (e)	398	15,105
Grand Parade Investments Ltd. (c)	12,980	7,798
Hosken Consolidated Investments Ltd.	1,329	17,123
Investor AB	915	33,285

		85,821

Real Estate - 3.5%
Brookfield Asset Management Inc. - Class A	593	29,703
Venture Capital - 28.4%
3i Group Plc	5,681	39,612
Altamir Amboise (e)	2,094	26,152
Apollo Global Management LLC - Class A	1,129	26,618
Aurelius AG	1,015	38,409
Carlyle Group LP	1,369	37,648
Eurazeo	609	42,676
IP Group Plc (c)	4,693	14,835
mutares AG	36	3,044
Oakley Capital Investments Ltd. (c)	5,116	12,201

		241,195

INDUSTRIALS - 3.6%

Miscellaneous Manufacturers - 3.6%
Danaher Corp.	232	19,883
Melrose Industries Plc	2,580	10,679

		30,562

Total Common Stocks (cost $668,323)		848,404

SHORT TERM INVESTMENTS - 1.6%
Investment Companies - 0.5%
JNL Money Market Fund, 0.01% (a) (h)	3,796	3,796
Securities Lending Collateral - 1.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	9,500	9,500

Total Short Term Investments (cost $13,296)		13,296

Total Investments - 101.6% (cost $681,619)		861,700
Other Assets and Liabilities, Net - (1.6%)		(13,225)

Total Net Assets - 100.0%		$848,475

JNL/S&P Competitive Advantage Fund

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 53.9%
Coach Inc.	2,545	$95,579
Delphi Automotive Plc	1,260	91,637
Dollar Tree Inc. (c)	1,352	95,163
Fossil Group Inc. (c)	835	92,507
Gap Inc.	2,330	98,107
H&R Block Inc.	2,744	92,413
Home Depot Inc.	929	97,521
Michael Kors Holdings Ltd. (c)	1,253	94,094
Netflix Inc. (c)	269	91,811
O’Reilly Automotive Inc. (c)	506	97,481

	Shares/Par (t)	Value
PetSmart Inc.	1,169	95,001
Ross Stores Inc.	1,019	96,041
Scripps Networks Interactive Inc. (e)	1,179	88,751
Starbucks Corp.	1,136	93,228
TJX Cos. Inc.	1,408	96,581
Tractor Supply Co.	1,202	94,749

		1,510,664

CONSUMER STAPLES - 9.9%
Campbell Soup Co. (e)	2,039	89,703
Estee Lauder Cos. Inc. - Class A	1,246	94,928
Kimberly-Clark Corp.	793	91,571

		276,202

HEALTH CARE - 3.1%
Gilead Sciences Inc. (c)	910	85,752

INDUSTRIALS - 17.0%
Boeing Co.	693	90,126
CH Robinson Worldwide Inc. (e)	1,267	94,878
Fastenal Co. (e)	2,068	98,357
Robert Half International Inc.	1,645	96,059
WW Grainger Inc.	379	96,573

		475,993

INFORMATION TECHNOLOGY - 16.1%
Apple Inc.	798	88,120
International Business Machines Corp.	569	91,239
Intuit Inc.	976	89,980
Linear Technology Corp.	2,021	92,167
Paychex Inc.	1,942	89,670

		451,176

Total Common Stocks (cost $2,603,737)		2,799,787

SHORT TERM INVESTMENTS - 5.4%

Investment Companies - 0.1%
JNL Money Market Fund, 0.01% (a) (h)	2,236	2,236

Securities Lending Collateral - 5.3%
Repurchase Agreement with MLP, 0.45% (collateralized by various publicly traded domestic equities with a value of $49,500) acquired on 12/05/14, due 03/06/15 at $45,051 (q)	$45,000	45,000
Repurchase Agreement with MSC, 0.43% (collateralized by various publicly traded domestic equities with a value of $22,000) acquired on 12/15/14, due 04/06/15 at $20,027 (q)	20,000	20,000
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	84,037	84,037

		149,037

Total Short Term Investments (cost $151,273)		151,273

Total Investments - 105.4% (cost $2,755,010)		2,951,060
Other Assets and Liabilities, Net - (5.4%)		(150,277)

Total Net Assets - 100.0%		$2,800,783

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/S&P Dividend Income & Growth Fund

COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 10.0%
Mattel Inc.	4,626	$143,158
McDonald’s Corp.	1,477	138,366
Target Corp.	1,954	148,324

		429,848

CONSUMER STAPLES - 9.9%
Altria Group Inc.	2,812	138,531
General Mills Inc.	2,687	143,308
Sysco Corp.	3,533	140,215

		422,054

ENERGY - 10.0%
Chevron Corp.	1,266	142,010
ConocoPhillips	2,087	144,120
Occidental Petroleum Corp.	1,780	143,496

		429,626

FINANCIALS - 9.8%
HCP Inc.	3,130	137,820
Kimco Realty Corp.	5,544	139,387
Public Storage	763	141,081

		418,288

HEALTH CARE - 10.0%
Baxter International Inc.	1,941	142,243
Eli Lilly & Co.	2,064	142,408
Pfizer Inc.	4,524	140,928

		425,579

INDUSTRIALS - 10.1%
General Electric Co.	5,436	137,364
Lockheed Martin Corp.	744	143,243
Waste Management Inc.	2,931	150,434

		431,041

INFORMATION TECHNOLOGY - 10.0%
Analog Devices Inc.	2,588	143,669
Cisco Systems Inc.	5,152	143,310
International Business Machines Corp.	876	140,479

		427,458

MATERIALS - 10.1%
Air Products & Chemicals Inc.	987	142,286
E.I. du Pont de Nemours & Co.	2,000	147,859
Praxair Inc.	1,109	143,645

		433,790

TELECOMMUNICATION SERVICES - 9.5%
AT&T Inc. (e)	4,034	135,515
CenturyLink Inc. (e)	3,459	136,909
Verizon Communications Inc.	2,827	132,259

		404,683

UTILITIES - 10.4%
Consolidated Edison Inc.	2,227	146,993
Pinnacle West Capital Corp.	2,235	152,650
Southern Co. (e)	2,980	146,372

		446,015

Total Common Stocks (cost $3,933,904)		4,268,382

SHORT TERM INVESTMENTS - 3.4%

Investment Companies - 0.5%
JNL Money Market Fund, 0.01% (a) (h)	22,760	22,760

	Shares/Par (t)	Value
Securities Lending Collateral - 2.9%
Repurchase Agreement with MLP, 0.45% (collateralized by various publicly traded domestic equities with a value of $99,000) acquired on 12/05/14, due 03/06/15 at $90,102 (q)	$90,000	90,000
Repurchase Agreement with MSC, 0.43% (collateralized by various publicly traded domestic equities with a value of $22,000) acquired on 12/15/14, due 04/06/15 at $20,027 (q)	20,000	20,000
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	12,953	12,953

		122,953

Total Short Term Investments (cost $145,713)		145,713

Total Investments - 103.2% (cost $4,079,617)		4,414,095
Other Assets and Liabilities, Net - (3.2%)		(135,389)

Total Net Assets - 100.0%		$4,278,706

JNL/S&P International 5 Fund **

COMMON STOCKS - 99.4%

AUSTRALIA - 8.6%
Other Securities		10,568

BELGIUM - 2.9%
Belgacom SA	36	1,310
KBC Groep NV (c)	23	1,265
Other Securities		973

		3,548

CANADA - 9.6%
BCE Inc.	37	1,674
Magna International Inc.	11	1,181
Manulife Financial Corp.	61	1,168
Sun Life Financial Inc.	32	1,162
Other Securities		6,709

		11,894

DENMARK - 2.5%
Pandora A/S	17	1,386
TDC A/S	140	1,068
Other Securities		577

		3,031

FINLAND - 1.7%
Fortum Oyj	51	1,117
Other Securities		990

		2,107

FRANCE - 5.4%
Orange SA	85	1,452
Suez Environnement SA	69	1,207
Unibail-Rodamco SE	5	1,212
Vinci SA	21	1,126
Vivendi SA	50	1,248
Other Securities		477

		6,722

GERMANY - 3.9%
Deutsche Boerse AG	18	1,276
E.ON SE	68	1,170
Muenchener Rueckversicherungs AG	6	1,271
Siemens AG	10	1,114

		4,831

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
GUERNSEY - 1.1%
Friends Life Group Ltd.	234	1,326

HONG KONG - 1.1%
Other Securities		1,311

IRELAND - 1.9%
CRH Plc	53	1,271
Smurfit Kappa Group Plc	50	1,119

		2,390

ISRAEL - 0.6%
Other Securities		726

ITALY - 1.8%
Atlantia SpA	50	1,157
Pirelli & C. SpA	81	1,090

		2,247

JAPAN - 19.6%
Other Securities		24,160

LUXEMBOURG - 0.4%
OthG Securities		559

NETHERLANDS - 1.7%
Unilever NV - CVA	31	1,200
Other Securities		947

		2,147

NEW ZEALAND - 1.1%
Other Securities		1,409

NORWAY - 2.1%
Telenor ASA	56	1,130
Yara International ASA	26	1,176
Other Securities		339

		2,645

PORTUGAL - 0.8%
Other Securities		958

SINGAPORE - 0.9%
Other Securities		1,107

SOUTH KOREA - 1.8%
Other Securities		2,269

SPAIN - 2.4%
CaixaBank SA	207	1,083
Ferrovial SA	64	1,267
Other Securities		602

		2,952

SWEDEN - 2.5%
Svenska Handelsbanken AB	27	1,274
TeliaSonera AB	178	1,147
Other Securities		615

		3,036

SWITZERLAND - 3.1%
ABB Ltd.	55	1,160
Swiss Re AG	16	1,308
Zurich Financial Services AG	4	1,326

		3,794

UNITED KINGDOM - 21.2%
Admiral Group Plc	64	1,303
AstraZeneca Plc	17	1,199
BAE Systems Plc	172	1,255
BP Plc	165	1,044
British American Tobacco Plc	22	1,170
BT Group Plc	201	1,250

	Shares/Par (t)	Value
Carnival Plc	33	1,490
GKN Plc	225	1,199
Imperial Tobacco Group Plc	29	1,273
Legal & General Group Plc	328	1,268
Old Mutual Plc	391	1,154
Rio Tinto Plc	24	1,112
Rolls-Royce Holdings Plc	76	1,021
Scottish & Southern Energy Plc	54	1,370
Sky Plc	89	1,248
Smith & Nephew Plc	73	1,319
Unilever Plc	29	1,180
WPP Plc	61	1,276
Other Securities		4,059

		26,190

UNITED STATES OF AMERICA - 0.7%
Other Securities		824

Total Common Stocks (cost $130,302)		122,751

SHORT TERM INVESTMENTS - 0.5%

Investment Companies - 0.5%
JNL Money Market Fund, 0.01% (a) (h)	605	605

Total Short Term Investments (cost $605)		605

Total Investments - 99.9% (cost $130,907)		123,356
Other Assets and Liabilities, Net - 0.1%		145

Total Net Assets - 100.0%		$123,501

JNL/S&P Intrinsic Value Fund

COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 24.3%
Bed Bath & Beyond Inc. (c)	1,183	$90,136
Expedia Inc.	998	85,197
GameStop Corp. - Class A (e)	2,410	81,448
Kohl’s Corp.	1,508	92,046
Macy’s Inc.	1,373	90,271
Staples Inc.	6,243	113,129
Viacom Inc. - Class B	1,164	87,594

		639,821

CONSUMER STAPLES - 3.3%
Archer-Daniels-Midland Co.	1,654	85,999

ENERGY - 3.3%
Valero Energy Corp.	1,765	87,390

HEALTH CARE - 13.0%
Aetna Inc.	986	87,597
Anthem Inc.	676	84,911
CR Bard Inc.	510	85,018
Pfizer Inc.	2,762	86,022

		343,548

INDUSTRIALS - 15.9%
Caterpillar Inc.	872	79,829
General Dynamics Corp.	604	83,061
Joy Global Inc.	1,717	79,871
L-3 Communications Holdings Inc.	697	87,935
Pitney Bowes Inc.	3,606	87,871

		418,567

INFORMATION TECHNOLOGY - 33.4%
CA Inc.	2,809	85,526
Cisco Systems Inc.	3,144	87,464
Computer Sciences Corp.	1,366	86,119

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Corning Inc.	4,148	95,124
EMC Corp.	2,850	84,762
Hewlett-Packard Co.	2,250	90,284
International Business Machines Corp.	537	86,173
NetApp Inc.	2,067	85,667
Oracle Corp.	2,061	92,705
Xerox Corp.	6,273	86,946

		880,770

MATERIALS - 3.3%
Ball Corp.	1,287	87,759

TELECOMMUNICATION SERVICES - 3.1%
CenturyLink Inc.	2,101	83,142

Total Common Stocks (cost $2,448,589)		2,626,996

SHORT TERM INVESTMENTS - 3.6%

Investment Companies - 0.6%
JNL Money Market Fund, 0.01% (a) (h)	14,921	14,921

Securities Lending Collateral - 3.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	79,167	79,167

Total Short Term Investments (cost $94,088)		94,088

Total Investments - 103.2% (cost $2,542,677)		2,721,084
Other Assets and Liabilities, Net - (3.2%)		(84,083)

Total Net Assets - 100.0%		$2,637,001

JNL/S&P Mid 3 Fund

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 23.6%
Apollo Education Group Inc. - Class A (c)	71	$2,436
Big Lots Inc.	114	4,577
Brinker International Inc.	48	2,796
Cheesecake Factory Inc.	90	4,552
Chico’s FAS Inc.	118	1,907
Deckers Outdoor Corp. (c)	24	2,205
Dick’s Sporting Goods Inc.	47	2,313
Foot Locker Inc.	41	2,286
Guess? Inc.	58	1,227
Lamar Advertising Co.	60	3,204
Panera Bread Co. - Class A (c) (e)	16	2,717
Polaris Industries Inc.	16	2,425
Time Inc.	54	1,318
Tupperware Brands Corp.	79	4,996

		38,959

CONSUMER STAPLES - 3.1%
Church & Dwight Co. Inc.	34	2,691
Ingredion Inc.	29	2,479

		5,170

ENERGY - 2.4%
Oceaneering International Inc.	36	2,146
Oil States International Inc. (c)	36	1,779

		3,925

FINANCIALS - 14.1%
American Financial Group Inc.	22	1,308
Aspen Insurance Holdings Ltd.	21	927
Everest Re Group Ltd.	18	3,116
Federated Investors Inc. - Class B	18	578
Hanover Insurance Group Inc.	8	565
Home Properties Inc.	14	932
Hospitality Properties Trust	43	1,324

	Shares/Par (t)	Value
Mack-Cali Realty Corp.	29	554
Raymond James Financial Inc.	57	3,246
Reinsurance Group of America Inc.	22	1,908
SEI Investments Co.	47	1,865
Waddell & Reed Financial Inc.	115	5,712
WR Berkley Corp.	25	1,281

		23,316

HEALTH CARE - 10.0%
Centene Corp. (c)	23	2,419
Charles River Laboratories International Inc. (c)	22	1,372
Idexx Laboratories Inc. (c)	19	2,787
LifePoint Hospitals Inc. (c)	46	3,327
Omnicare Inc.	37	2,665
Thoratec Corp. (c)	51	1,671
United Therapeutics Corp. (c)	17	2,255

		16,496

INDUSTRIALS - 9.8%
Alaska Air Group Inc.	41	2,473
Copart Inc. (c)	25	914
Deluxe Corp.	9	585
Donaldson Co. Inc.	24	909
Huntington Ingalls Industries Inc.	17	1,928
ITT Corp.	57	2,303
Lincoln Electric Holdings Inc.	36	2,481
Regal-Beloit Corp.	13	956
RR Donnelley & Sons Co.	212	3,559

		16,108

INFORMATION TECHNOLOGY - 25.2%
Advent Software Inc.	18	547
Arris Group Inc. (c)	108	3,248
Atmel Corp. (c)	292	2,448
Cadence Design Systems Inc. (c)	124	2,345
CommVault Systems Inc. (c)	39	2,008
CoreLogic Inc. (c)	19	614
FactSet Research Systems Inc.	18	2,575
Fair Isaac Corp.	23	1,697
Fairchild Semiconductor International Inc. (c)	114	1,916
Gartner Inc. (c)	24	2,060
Jack Henry & Associates Inc.	37	2,289
Leidos Holdings Inc.	23	1,001
Lexmark International Inc.	100	4,141
NeuStar Inc. - Class A (c) (e)	147	4,098
Polycom Inc. (c)	208	2,807
PTC Inc. (c)	33	1,212
RF Micro Devices Inc. (c)	159	2,638
Rovi Corp. (c)	24	534
Skyworks Solutions Inc.	35	2,518
Vishay Intertechnology Inc.	67	953

		41,649

MATERIALS - 9.3%
Albemarle Corp. (e)	93	5,606
Domtar Corp.	62	2,514
NewMarket Corp.	2	914
Rock-Tenn Co. - Class A	56	3,418
Valspar Corp.	29	2,495
Worthington Industries Inc.	14	412

		15,359

UTILITIES - 2.0%
UGI Corp.	85	3,211

Total Common Stocks (cost $156,937)		164,193

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 1.5%

Investment Companies - 0.9%
JNL Money Market Fund, 0.01% (a) (h)	1,472	1,472

Securities Lending Collateral - 0.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	1,045	1,045

Total Short Term Investments (cost $2,517)		2,517

Total Investments - 101.0% (cost $159,454)		166,710
Other Assets and Liabilities, Net - (1.0%)		(1,719)

Total Net Assets - 100.0%		$164,991

JNL/S&P Total Yield Fund

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 28.1%
Cablevision Systems Corp. - Class A (e)	3,112	$64,242
CBS Corp.	1,144	63,308
Darden Restaurants Inc. (e)	1,083	63,513
Kohl’s Corp.	1,087	66,365
Staples Inc.	4,502	81,577
Starwood Hotels & Resorts Worldwide Inc.	808	65,516
Urban Outfitters Inc. (c)	2,002	70,332
Viacom Inc. - Class B	843	63,470

		538,323

CONSUMER STAPLES - 9.4%
ConAgra Foods Inc.	1,711	62,087
Mondelez International Inc.	1,599	58,071
Reynolds American Inc.	949	61,003

		181,161

ENERGY - 16.2%
Apache Corp.	980	61,436
Cameron International Corp. (c)	1,257	62,768
Hess Corp.	846	62,427
Marathon Oil Corp.	2,158	61,045
Occidental Petroleum Corp.	787	63,465

		311,141

FINANCIALS - 10.0%
Allstate Corp.	925	64,992
Assurant Inc.	925	63,312
Travelers Cos. Inc.	597	63,152

		191,456

INDUSTRIALS - 13.0%
Boeing Co.	473	61,418
Joy Global Inc.	1,244	57,870
Northrop Grumman Systems Corp.	451	66,435
Pitney Bowes Inc.	2,590	63,114

		248,837

INFORMATION TECHNOLOGY - 20.1%
Computer Sciences Corp.	981	61,851
Corning Inc.	2,991	68,587
Hewlett-Packard Co.	1,616	64,849
Juniper Networks Inc.	2,875	64,159
Linear Technology Corp.	1,376	62,757
Xerox Corp.	4,506	62,449

		384,652

	Shares/Par (t)	Value
MATERIALS - 2.9%
Freeport-McMoran Inc. - Class B	2,388	55,787

Total Common Stocks (cost $1,884,256)		1,911,357

SHORT TERM INVESTMENTS - 0.6%

Investment Companies - 0.2%
JNL Money Market Fund, 0.01% (a) (h)	3,684	3,684

Securities Lending Collateral - 0.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	8,765	8,765

Total Short Term Investments (cost $12,449)		12,449

Total Investments - 100.3% (cost $1,896,705)		1,923,806
Other Assets and Liabilities, Net - (0.3%)		(6,225)

Total Net Assets - 100.0%		$1,917,581

JNL/Scout Unconstrained Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 9.6%
Ally Auto Receivables Trust, 0.68%, 06/15/16	$2,600	$2,598
AmeriCredit Automobile Receivables Trust
0.96%, 02/08/15	2,206	2,207
0.61%, 10/10/17	5,680	5,681
Bank of The West Auto Trust, 1.09%, 10/15/17 (r)	5,285	5,286
Chase Issuance Trust, 0.26%, 02/17/15 (i)	6,705	6,705
Countrywide Asset-Backed Certificates REMIC, 0.39%, 10/25/36 (i)	2,158	2,107
CWHEQ Home Equity Loan Trust REMIC, 5.61%, 11/25/36 (i)	305	304
Hertz Vehicle Financing LLC
2.20%, 03/25/15 (r)	1,497	1,501
5.29%, 03/25/15 (r)	3,960	3,982
1.12%, 08/25/16 (r)	3,420	3,412
Home Equity Loan Trust REMIC, 5.55%, 11/25/27 (i)	3,142	2,125
Honda Auto Receivables Owner Trust, 0.88%, 07/15/17	4,405	4,390
Huntington Auto Trust, 0.51%, 12/15/15	3,054	3,053
IndyMac Home Equity Loan Trust, 0.37%, 10/28/36 (i)	2,343	2,296
LB-UBS Commercial Mortgage Trust REMIC, 4.95%, 09/15/30	3,074	3,089
Merrill Lynch Mortgage Trust REMIC, 5.29%, 11/12/37 (i)	3,137	3,197
ML-CFC Commercial Mortgage Trust REMIC, 5.47%, 01/12/16 (i)	2,996	3,096
MSCC Heloc Trust REMIC, 0.27%, 12/25/31 (i)	1,177	1,112
Nissan Auto Receivables Owner Trust, 0.84%, 10/15/16	6,210	6,216
Toyota Auto Receivables Owner Trust, 0.94%, 11/15/16	2,406	2,407
U.S. Airways Pass-Through Trust, 5.90%, 10/01/24	1,610	1,799

Total Non-U.S. Government Agency Asset- Backed Securities (cost $66,819)		66,563

CORPORATE BONDS AND NOTES - 31.6%

CONSUMER DISCRETIONARY - 0.7%
Daimler Finance North America LLC
1.25%, 01/11/16 (r)	1,299	1,303
1.45%, 08/01/16 (r)	2,700	2,712

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Johnson Controls Inc., 1.40%, 11/02/17	1,125	1,115

		5,130

ENERGY - 1.4%
Anadarko Petroleum Corp., 4.50%, 07/15/44	1,600	1,553
Apache Corp., 4.25%, 01/15/44	1,600	1,398
BP Capital Markets Plc, 3.54%, 11/04/24	2,105	2,068
Devon Energy Corp., 4.75%, 05/15/42	2,250	2,265
Ensco Plc, 5.75%, 10/01/44	2,650	2,625

		9,909

FINANCIALS - 28.5%
AIG Global Funding, 1.65%, 12/15/17 (r)	3,395	3,395
Ally Financial Inc.
3.13%, 01/15/16	8,800	8,822
5.50%, 02/15/17	6,600	6,930
American Honda Finance Corp., 1.20%, 07/14/17	3,775	3,762
American International Group Inc., 5.05%, 10/01/15	4,250	4,379
Bank of America Corp.
1.50%, 10/09/15	6,900	6,929
1.25%, 01/11/16	10,300	10,320
2.60%, 01/15/19	3,450	3,477
Barclays Plc, 2.75%, 11/08/19	3,400	3,379
Branch Banking & Trust Co., 1.35%, 10/01/17	3,425	3,407
Citigroup Inc.
4.59%, 12/15/15	5,300	5,477
1.35%, 03/10/17	4,150	4,131
1.55%, 08/14/17	14,250	14,211
1.85%, 11/24/17	6,975	6,967
Ford Motor Credit Co. LLC
4.21%, 04/15/16	8,300	8,593
3.98%, 06/15/16	10,185	10,548
4.25%, 02/03/17	9,312	9,779
2.88%, 10/01/18	5,200	5,291
General Electric Capital Corp.
3.35%, 10/17/16	9,219	9,589
1.25%, 05/15/17	4,575	4,583
Goldman Sachs Group Inc.
3.70%, 08/01/15	1,100	1,118
1.60%, 11/23/15	10,400	10,456
1.43%, 04/30/18 (i)	3,000	3,035
JPMorgan Chase & Co., 3.45%, 03/01/16	14,245	14,624
Manufacturers & Traders Trust Co., 1.40%, 07/25/17	5,405	5,397
Morgan Stanley, 3.80%, 04/29/16	14,050	14,517
New York Life Global Funding, 1.45%, 12/15/17 (r)	2,225	2,219
Prudential Financial Inc.
5.50%, 03/15/16	2,178	2,295
3.00%, 05/12/16	3,800	3,895
Wells Fargo & Co.
1.40%, 09/08/17	4,875	4,871
0.86%, 04/23/18 (i)	1,800	1,803

		198,199

TELECOMMUNICATION SERVICES - 1.0%
Verizon Communications Inc., 1.35%, 06/09/17	6,700	6,671

Total Corporate Bonds and Notes (cost $220,554)		219,909

GOVERNMENT AND AGENCY OBLIGATIONS - 55.9%

GOVERNMENT SECURITIES - 52.6%
U.S. Treasury Securities - 52.6%
U.S. Treasury Note
0.13%, 04/30/15	162,900	162,938
0.50%, 11/30/16	104,000	103,748

	Shares/Par (t)	Value
1.50%, 02/28/19	11,765	11,769
1.63%, 06/30/19 - 07/31/19	87,315	87,507

		365,962

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.3%

Federal National Mortgage Association - 3.3%
Federal National Mortgage Association REMIC
0.59%, 08/25/15	7,935	7,935
0.56%, 03/25/16	5,985	5,980
1.46%, 04/25/17	4,750	4,785
0.85%, 11/25/17	3,020	3,012
0.45%, 12/25/17 (i)	1,315	1,314

		23,026

Total Government and Agency Obligations (cost $388,600)		388,988

SHORT TERM INVESTMENTS - 1.8%

Investment Companies - 1.8%
JNL Money Market Fund, 0.01% (a) (h)	12,662	12,662

Total Short Term Investments (cost $12,662)		12,662

Total Investments - 98.9% (cost $688,635)		688,122
Other Assets and Liabilities, Net - 1.1%		7,906

Total Net Assets - 100.0%		$696,028

JNL/T. Rowe Price Established Growth Fund **

COMMON STOCKS - 98.5%

CONSUMER DISCRETIONARY - 26.6%
Amazon.com Inc. (c)	562	$174,261
AutoZone Inc. (c)	97	60,054
Carmax Inc. (c)	735	48,936
Delphi Automotive Plc	534	38,825
HanesBrands Inc.	355	39,569
Home Depot Inc.	528	55,466
Las Vegas Sands Corp.	734	42,701
Lowe’s Cos. Inc.	1,096	75,432
MGM Resorts International (c)	2,335	49,918
Netflix Inc. (c)	117	40,071
Priceline Group Inc. (c)	132	150,982
Starbucks Corp.	696	57,107
Tesla Motors Inc. (c) (e)	199	44,208
Tractor Supply Co.	693	54,583
Walt Disney Co.	669	63,013
Wynn Resorts Ltd.	467	69,520
Other Securities		252,823

		1,317,469

CONSUMER STAPLES - 2.0%
CVS Health Corp.	571	55,012
Other Securities		45,635

		100,647

ENERGY - 2.2%
Other Securities		109,577

FINANCIALS - 6.5%
American Tower Corp.	759	75,038
Crown Castle International Corp.	984	77,457
Morgan Stanley	1,302	50,518
Other Securities		120,996

		324,009

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
HEALTH CARE - 19.0%
Actavis Plc (c)	218	56,115
Alexion Pharmaceuticals Inc. (c)	366	67,795
Allergan Inc.	271	57,527
Biogen Idec Inc. (c)	309	104,754
Celgene Corp. (c)	613	68,615
Gilead Sciences Inc. (c)	1,160	109,308
Intuitive Surgical Inc. (c)	126	66,382
McKesson Corp.	518	107,444
Regeneron Pharmaceuticals Inc. (c)	96	39,425
UnitedHealth Group Inc.	394	39,799
Valeant Pharmaceuticals International Inc. (c)	510	73,043
Vertex Pharmaceuticals Inc. (c)	304	36,132
Other Securities		112,380

		938,719

INDUSTRIALS - 13.5%
American Airlines Group Inc.	1,995	107,008
Boeing Co.	572	74,375
Danaher Corp.	1,194	102,312
Kansas City Southern	293	35,791
Precision Castparts Corp.	356	85,825
Roper Industries Inc.	332	51,924
United Continental Holdings Inc. (c)	702	46,954
Wabtec Corp.	434	37,667
Other Securities		125,192

		667,048

INFORMATION TECHNOLOGY - 26.1%
Alibaba Group Holding Ltd. - ADR (c)	705	73,238
Apple Inc.	909	100,280
Baidu.com - ADR - Class A (c)	398	90,664
Facebook Inc. - Class A (c)	1,409	109,938
Google Inc. - Class A (c)	252	133,461
Google Inc. - Class C (c)	255	134,337
LinkedIn Corp. (c)	177	40,659
MasterCard Inc. - Class A	1,289	111,078
Salesforce.com Inc. (c)	1,085	64,328
Visa Inc. - Class A	630	165,212
Other Securities		266,602

		1,289,797

MATERIALS - 2.0%
Sherwin-Williams Co.	212	55,870
Other Securities		43,909

		99,779

TELECOMMUNICATION SERVICES - 0.6%
Other Securities		28,833

Total Common Stocks (cost $3,501,044)		4,875,878

PREFERRED STOCKS - 0.5%

INFORMATION TECHNOLOGY - 0.5%
Other Securities		22,908

Total Preferred Stocks (cost $22,435)		22,908

SHORT TERM INVESTMENTS - 4.2%

Investment Companies - 1.2%
JNL Money Market Fund, 0.01% (a) (h)	1,193	1,193
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	60,804	60,804

		61,997

	Shares/Par (t)	Value
Securities Lending Collateral - 3.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	147,636	147,636

Total Short Term Investments (cost $209,633)		209,633

Total Investments - 103.2% (cost $3,733,112)		5,108,419
Other Assets and Liabilities, Net - (3.2%)		(160,461)

Total Net Assets - 100.0%		$4,947,958

JNL/T. Rowe Price Mid-Cap Growth Fund **

COMMON STOCKS - 95.8%

CONSUMER DISCRETIONARY - 14.5%
AutoZone Inc. (c)	64	$39,623
Carmax Inc. (c)	932	62,052
Marriott International Inc. - Class A	341	26,608
Norwegian Cruise Line Holdings Ltd. (c)	960	44,890
O’Reilly Automotive Inc. (c)	221	42,569
Other Securities		227,079

		442,821

CONSUMER STAPLES - 3.6%
Rite Aid Corp. (c)	3,479	26,162
WhiteWave Foods Co. - Class A (c)	866	30,301
Other Securities		52,726

		109,189

ENERGY - 3.6%
EQT Corp.	443	33,535
Range Resources Corp.	507	27,099
Other Securities		49,294

		109,928

FINANCIALS - 9.4%
CBOE Holdings Inc.	506	32,091
FNF Group	1,264	43,545
HCC Insurance Holdings Inc.	504	26,974
Intercontinental Exchange Inc.	131	28,727
Jones Lang LaSalle Inc.	214	32,085
Progressive Corp.	951	25,667
TD Ameritrade Holding Corp.	886	31,701
Other Securities		67,809

		288,599

HEALTH CARE - 20.3%
Agilent Technologies Inc.	886	36,273
Alkermes Plc (c)	664	38,884
CareFusion Corp. (c)	807	47,887
Cooper Cos. Inc.	233	37,767
Covance Inc. (c)	249	25,856
Dentsply International Inc.	861	45,865
Henry Schein Inc. (c)	253	34,446
Hospira Inc. (c)	626	38,343
Idexx Laboratories Inc. (c)	187	27,727
Intuitive Surgical Inc. (c)	83	43,902
Teleflex Inc.	304	34,905
Universal Health Services Inc. - Class B	253	28,149
Other Securities		179,797

		619,801

INDUSTRIALS - 20.6%
Acuity Brands Inc.	187	26,193
AMETEK Inc.	622	32,736
Babcock & Wilcox Co.	976	29,573
Equifax Inc.	380	30,731
Fastenal Co.	559	26,586

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
IDEX Corp.	558	43,435
IHS Inc. - Class A (c)	404	46,007
JB Hunt Transport Services Inc.	317	26,707
Pall Corp.	528	53,439
Roper Industries Inc.	253	39,557
Sensata Technologies Holding NV (c)	696	36,477
Textron Inc.	1,264	53,227
Verisk Analytics Inc. - Class A (c)	443	28,374
Other Securities		158,312

		631,354

INFORMATION TECHNOLOGY - 19.6%
Altera Corp.	1,264	46,692
FactSet Research Systems Inc. (e)	215	30,261
Fiserv Inc. (c)	884	62,738
Gartner Inc. - Class A (c)	404	34,021
Global Payments Inc.	380	30,677
Motorola Solutions Inc.	597	40,048
Red Hat Inc. (c)	653	45,149
VeriSign Inc. (c) (e)	633	36,081
Other Securities		273,944

		599,611

MATERIALS - 3.3%
Franco-Nevada Corp.	560	27,576
Other Securities		73,050

		100,626

TELECOMMUNICATION SERVICES - 0.8%
Other Securities		23,465

UTILITIES - 0.1%
Other Securities		2,766

Total Common Stocks (cost $2,060,029)		2,928,160

PREFERRED STOCKS - 0.4%

CONSUMER DISCRETIONARY - 0.0%
Other Securities		173

FINANCIALS - 0.2%
Other Securities		4,627

INFORMATION TECHNOLOGY - 0.2%
Other Securities		7,370

Total Preferred Stocks (cost $12,706)		12,170

SHORT TERM INVESTMENTS - 8.3%

Investment Companies - 3.8%
JNL Money Market Fund, 0.01% (a) (h)	526	526
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	118,061	118,061

		118,587

Securities Lending Collateral - 4.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	137,016	137,016

Total Short Term Investments (cost $255,603)		255,603

Total Investments - 104.5% (cost $2,328,338)		3,195,933
Other Assets and Liabilities, Net - (4.5%)		(138,860)

Total Net Assets - 100.0%		$3,057,073

	Shares/Par (t)	Value
JNL/T. Rowe Price Short-Term Bond Fund **

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 26.2%
Ally Master Owner Trust
0.96%, 02/15/15 (i)	$8,000	$8,004
1.00% - 1.29%, 02/15/16 - 01/15/17	2,645	2,639
Banc of America Commercial Mortgage Trust REMIC
5.45%, 09/10/16	190	199
5.73%, 05/10/45 (i)	6,510	6,778
5.37%, 09/10/45 (i)	3,260	3,342
5.63%, 07/10/46	1,724	1,804
Banc of America Merrill Lynch Commercial Mortgage Inc. REMIC
4.62%, 07/10/43	1,279	1,280
4.67%, 07/10/43	7,804	7,863
Capital Auto Receivables Asset Trust
0.79% - 1.24%, 03/20/16 - 10/20/17	7,775	7,794
1.09%, 03/20/18	6,860	6,859
1.26% - 2.22%, 05/21/18 - 01/22/19	8,805	8,829
Citigroup Commercial Mortgage Trust, 1.20% -1.49%, 12/10/18 - 09/10/19	3,551	3,531
CNH Equipment Trust
0.69%, 08/15/16	6,559	6,558
1.02% - 1.05%, 05/15/18 - 08/15/18	3,600	3,589
Enterprise Fleet Financing LLC
0.68% - 1.06%, 10/20/15 - 12/20/16 (r)	5,232	5,235
1.05%, 08/21/17 (r)	8,135	8,126
GE Dealer Floorplan Master Note Trust
0.57% - 0.62%, 10/20/15 - 10/20/17 (i)	13,515	13,510
0.55%, 07/20/17 (i)	5,835	5,829
GS Mortgage Securities Trust REMIC
5.55%, 12/10/15 (i)	2,845	2,919
1.21% - 1.29%, 04/10/18 - 05/10/19	2,592	2,588
1.51%, 09/10/47	2,605	2,604
Hyundai Auto Lease Securitization Trust
0.77%, 10/17/16 (r)	3,480	3,483
1.26%, 09/17/18 (r)	1,630	1,629
Hyundai Auto Receivables Trust
0.73% - 0.75%, 10/15/16 - 02/15/17	8,205	8,196
3.51%, 11/15/17	6,830	6,991
John Deere Owner Trust, 0.60%, 04/15/16	6,453	6,461
JPMBB Commercial Mortgage Securities Trust, 1.26% - 1.65%, 07/15/18 - 10/15/19	12,003	11,983
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
1.03%, 10/15/16	108	108
4.68%, 07/15/42	2	2
5.00%, 08/15/42 (i)	2,421	2,457
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
1.27%, 03/15/19	1,524	1,518
5.48%, 12/12/44 (i)	1,474	1,507
JPMorgan Mortgage Trust REMIC, 2.53%, 07/25/35 (i)	194	194
Mercedes-Benz Auto Lease Trust
0.62%, 07/15/16	2,065	2,066
0.72%, 12/17/18	2,155	2,156
Mercedes-Benz Master Owner Trust, 0.79%, 11/16/15 (r)	9,925	9,925
MMAF Equipment Finance LLC, 0.87%, 01/08/19 (r)	6,215	6,191
Morgan Stanley Bank of America Merrill Lynch Trust, 1.25% - 1.69%, 08/15/18 - 09/15/19	10,226	10,216
Morgan Stanley Capital I Trust REMIC
4.99%, 06/13/15	1,463	1,466
5.73%, 07/12/44 (i)	2,368	2,486

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SBA Tower Trust REMIC
2.93%, 12/15/17 (r)	7,540	7,636
2.24% - 3.60%, 04/16/18 (r)	5,195	5,174
Volkswagen Auto Loan Enhanced Trust
0.56%, 08/21/17	7,611	7,604
1.39%, 05/20/18	4,745	4,704
World Omni Master Owner Trust, 0.51%, 02/16/16 (i) (r)	7,440	7,440
Other Securities		246,062

Total Non-U.S. Government Agency Asset- Backed Securities (cost $471,607)		467,535

CORPORATE BONDS AND NOTES - 47.6%

CONSUMER DISCRETIONARY - 5.0%
DIRECTV Holdings LLC
3.50%, 03/01/16	2,635	2,704
2.40%, 03/15/17	7,345	7,484
1.75%, 01/15/18	3,120	3,100
Thomson Reuters Corp.
0.88%, 05/23/16	6,505	6,473
1.30%, 02/23/17	1,935	1,925
Volkswagen Group of America Finance LLC, 1.25%, 05/23/17 (r)	7,180	7,145
Other Securities		60,013

		88,844

CONSUMER STAPLES - 2.2%
Bunge Ltd. Finance Corp.
5.10%, 07/15/15	1,650	1,686
3.20%, 06/15/17	6,640	6,828
Imperial Tobacco Finance Plc, 2.05%, 02/11/18 (r)	6,995	6,956
Other Securities		23,443

		38,913

ENERGY - 9.4%
Anadarko Petroleum Corp., 6.38%, 09/15/17	6,615	7,355
BG Energy Capital Plc, 2.88%, 10/15/16 (r)	7,300	7,485
Ensco Plc, 3.25%, 03/15/16	7,605	7,745
Murphy Oil Corp., 2.50%, 12/01/17 (l)	6,955	6,914
ONEOK Partners LP
3.25%, 02/01/16	7,010	7,152
3.20%, 09/15/18	270	274
Pioneer Natural Resources Co., 5.88%, 07/15/16	7,238	7,689
TransCanada PipeLines Ltd., 0.94%, 06/30/16 (i)	5,985	6,013
Williams Partners LP, 3.80%, 02/15/15	6,561	6,582
Other Securities		109,518

		166,727

FINANCIALS - 18.3%
American Express Co., 0.82%, 05/22/18 (i)	7,075	7,075
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.55%, 09/09/16 (r)	5,935	5,962
Barclays Bank Plc
5.00%, 09/22/16	2,655	2,830
6.05%, 12/04/17 (r)	6,620	7,290
Citigroup Inc.
1.55%, 08/14/17	8,420	8,397
1.85%, 11/24/17	1,645	1,643
Commonwealth Bank of Australia, 1.13%, 03/13/17	7,745	7,718
Ford Motor Credit Co. LLC
3.00%, 06/12/17	4,470	4,587
1.68%, 09/08/17	7,310	7,252

	Shares/Par (t)	Value
General Electric Capital Corp., 0.95%, 04/02/18 (i)	8,150	8,226
Goldman Sachs Group Inc.
1.60%, 11/23/15	1,078	1,084
6.25%, 09/01/17	8,888	9,890
6.15%, 04/01/18	1,780	1,998
HBOS Plc, 6.75%, 05/21/18 (r)	5,360	5,974
JPMorgan Chase & Co.
0.85%, 02/26/16 (i)	3,195	3,201
2.00%, 08/15/17	8,560	8,642
Morgan Stanley
1.51%, 04/25/18 (i)	5,755	5,847
1.08%, 01/24/19 (i)	10,550	10,571
National Bank of Canada, 1.45%, 11/07/17	8,005	7,938
Nordea Bank AB, 0.88%, 05/13/16 (r)	10,140	10,133
Sumitomo Mitsui Banking Corp., 0.90%, 01/18/16	3,235	3,233
Sumitomo Mitsui Trust Bank Ltd., 1.80%, 03/28/18 (r)	6,520	6,469
Swedbank AB, 1.75%, 03/12/18 (r)	9,235	9,214
Other Securities		181,145

		326,319

HEALTH CARE - 2.5%
AbbVie Inc., 1.20%, 11/06/15	5,940	5,957
Life Technologies Corp.
4.40%, 03/01/15	1,185	1,191
3.50%, 01/15/16	6,030	6,104
Other Securities		31,058

		44,310

INDUSTRIALS - 3.5%
Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (r)	9,175	9,099
Other Securities		54,151

		63,250

INFORMATION TECHNOLOGY - 1.5%
Fiserv Inc., 3.13%, 06/15/16	6,315	6,485
Keysight Technologies Inc., 3.30%, 10/30/19 (r)	7,555	7,506
Other Securities		13,087

		27,078

MATERIALS - 1.2%
Other Securities		20,572

TELECOMMUNICATION SERVICES - 1.8%
American Tower Corp., 4.63%, 04/01/15	9,900	9,989
CC Holdings GS V LLC, 2.38%, 12/15/17	8,750	8,828
Other Securities		13,689

		32,506

UTILITIES - 2.2%
Other Securities		39,114

Total Corporate Bonds and Notes (cost $848,147)		847,633

GOVERNMENT AND AGENCY OBLIGATIONS - 24.4%

GOVERNMENT SECURITIES - 12.1%
Federal Home Loan Mortgage Corp. - 1.4% (w)
Federal Home Loan Mortgage Corp., 0.88%, 10/14/16	25,000	25,100
Federal National Mortgage Association - 1.3% (w)
Federal National Mortgage Association
0.63%, 08/26/16	9,780	9,780
0.88%, 08/28/17 (e)	13,755	13,692

		23,472

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Municipals - 0.4%
Florida Hurricane Catastrophe Fund Finance Corp., 1.30%, 07/01/16	5,300	5,329
Other Securities		1,472

		6,801

Sovereign - 1.8%
Iceland Government International Bond, 4.88%, 06/16/16 (r)	7,510	7,858
Mexico Bonos, 7.75%, 12/14/17, MXN	286,075	21,176
Other Securities		1,910

		30,944

Treasury Inflation Index Securities - 3.4%
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/15 (n)	10,726	10,582
1.88%, 07/15/15 (n)	15,356	15,398
0.13%, 04/15/17 (n)	34,450	34,469

		60,449

U.S. Treasury Securities - 3.8%
U.S. Treasury Note
0.75%, 01/15/17 (e)	12,200	12,209
0.50%, 07/31/17	34,785	34,383
1.00%, 09/15/17 (e)	9,025	9,027
0.88%, 11/15/17	12,590	12,524

		68,143

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 12.3%

Federal Home Loan Mortgage Corp. - 2.4%
Federal Home Loan Mortgage Corp.
5.00%, 10/01/17 - 11/01/17	237	248
4.50% - 5.50%, 01/01/18 - 12/01/23	2,690	2,885
1.62%, 09/25/24 (i)	2,981	2,976
1.82%, 10/25/24 (i)	2,273	2,273
4.00% - 6.00%, 08/01/25 - 11/01/37	2,803	3,064
2.23% - 2.52%, 09/01/33 - 03/01/36 (i)	2,614	2,783
REMIC, 1.43%, 08/25/17	5,810	5,842
REMIC, 1.37%, 05/25/19	6,507	6,510
REMIC, 2.06%, 03/25/20	7,902	8,012
REMIC, 5.00%, 10/15/21	201	207
REMIC, 0.61%, 05/15/36 (i)	450	454
REMIC, 0.66%, 08/15/41 (i)	2,337	2,356
REMIC, 0.66%, 07/15/42 (i)	5,693	5,744

		43,354

Federal National Mortgage Association - 7.7%
Federal National Mortgage Association
5.50%, 01/01/17	17	19
4.50% - 5.50%, 03/01/18 - 12/01/24	9,806	10,561
4.50%, 12/01/20	2,663	2,819
4.50%, 12/01/20	1,897	2,008
4.50%, 08/01/24	3,849	4,160
2.12%, 11/25/24 (i)	2,380	2,382
2.27%, 11/25/24 (i)	1,241	1,245
3.50% - 6.00%, 02/01/25 - 07/01/41	28,464	31,091
5.50%, 07/01/25	1,990	2,179
3.50%, 12/01/25	3,111	3,290
3.50%, 01/01/26	2,176	2,302
4.00%, 04/01/26	2,138	2,291
4.50%, 04/01/26	3,575	3,863
3.50%, 11/01/26	3,042	3,228
4.00%, 12/01/26	2,194	2,344
3.50%, 01/01/27	3,432	3,630
1.76% - 2.63%, 03/01/33 - 03/01/36 (i)	9,213	9,818
5.50%, 11/01/35	2,339	2,627
5.50%, 01/01/37	1,719	1,926
5.00%, 05/01/38	3,087	3,420
5.50%, 09/01/38	2,217	2,486
5.50%, 06/01/39	2,367	2,645

	Shares/Par (t)	Value
5.50%, 12/01/39	2,452	2,740
4.00%, 03/01/41	5,134	5,484
4.00%, 10/01/41	8,415	8,989
3.50%, 11/01/44	9,463	9,899
4.50%, 01/15/45, TBA (g)	4,190	4,547
REMIC, 5.00%, 08/25/19 - 11/25/21	1,500	1,562
REMIC, 0.62%, 07/25/42 (i)	4,353	4,367

		137,922

Government National Mortgage Association - 2.2%
Government National Mortgage Association
7.00%, 12/15/17	98	101
5.50%, 07/15/20	106	112
5.00%, 12/20/34 - 02/20/40	1,027	1,140
6.00%, 07/15/36	2,197	2,541
5.00%, 11/20/39	7,686	8,577
4.50%, 09/20/40	1,856	2,038
3.50%, 03/20/43	4,599	4,842
3.50%, 04/20/43	1,836	1,929
3.00%, 10/20/44 (i)	1,190	1,236
3.00%, 11/20/44 (i)	5,358	5,568
REMIC, 0.61%, 07/16/42 (i)	10,055	10,128

		38,212

Total Government and Agency Obligations (cost $432,606)		434,397

SHORT TERM INVESTMENTS - 2.8%

Investment Companies - 1.7%
JNL Money Market Fund, 0.01% (a) (h)	9,997	9,997
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	20,961	20,961

		30,958

Securities Lending Collateral - 1.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	20,089	20,089

Total Short Term Investments (cost $51,047)		51,047

Total Investments - 101.0% (cost $1,803,407)		1,800,612
Other Assets and Liabilities, Net - (1.0%)		(18,472)

Total Net Assets - 100.0%		$1,782,140

JNL/T. Rowe Price Value Fund **

COMMON STOCKS - 99.2%

CONSUMER DISCRETIONARY - 5.8%
Carnival Corp.	941	$42,656
Comcast Corp. - Special Class A (e)	562	32,375
Lowe’s Cos. Inc.	760	52,315
Viacom Inc.	404	30,393
Other Securities		50,226

		207,965

CONSUMER STAPLES - 7.8%
Bunge Ltd.	399	36,309
Ingredion Inc.	498	42,284
Philip Morris International Inc.	466	37,988
Sysco Corp.	1,013	40,186
Other Securities		120,546

		277,313

ENERGY - 4.2%
Apache Corp.	653	40,942
Other Securities		109,468

		150,410

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
FINANCIALS - 23.0%
Bank of America Corp.	4,412	78,923
Bank of New York Mellon Corp.	854	34,639
Citigroup Inc.	1,554	84,108
JPMorgan Chase & Co.	1,344	84,114
Marsh & McLennan Cos. Inc.	598	34,247
MetLife Inc.	1,468	79,384
Morgan Stanley	1,850	71,760
State Street Corp.	570	44,768
Wells Fargo & Co.	1,031	56,514
Weyerhaeuser Co.	1,733	62,197
Other Securities		188,497

		819,151

HEALTH CARE - 20.6%
AbbVie Inc.	648	42,418
Agilent Technologies Inc.	976	39,945
Anthem Inc.	294	36,972
CIGNA Corp.	468	48,193
Covidien Plc	303	30,950
HCA Holdings Inc. (c)	744	54,585
Hospira Inc. (c)	477	29,210
Medtronic Inc.	403	29,082
Merck & Co. Inc.	1,439	81,721
Novartis AG	306	28,362
Pfizer Inc.	3,116	97,055
Thermo Fisher Scientific Inc.	591	74,097
UnitedHealth Group Inc.	509	51,425
Other Securities		90,409

		734,424

INDUSTRIALS - 15.8%
American Airlines Group Inc.	2,650	142,103
Boeing Co.	579	75,297
Danaher Corp.	359	30,727
General Electric Co.	5,736	144,954
Honeywell International Inc.	601	60,082
United Technologies Corp.	602	69,253
Other Securities		40,598

		563,014

INFORMATION TECHNOLOGY - 9.0%
Cisco Systems Inc.	1,582	44,014
Micron Technology Inc. (c)	1,399	48,983
Texas Instruments Inc.	786	42,002
Xerox Corp.	3,905	54,125
Other Securities		132,462

		321,586

MATERIALS - 4.3%
Celanese Corp. - Class A	686	41,120
Other Securities		114,117

		155,237

TELECOMMUNICATION SERVICES - 0.4%
Other Securities		14,006

UTILITIES - 8.3%
AES Corp.	3,367	46,366
American Electric Power Co. Inc.	637	38,685
Entergy Corp.	332	29,017
Exelon Corp.	1,179	43,714
FirstEnergy Corp.	1,189	46,359
NRG Energy Inc.	1,891	50,953
PG&E Corp.	760	40,447

		295,541

Total Common Stocks (cost $2,938,612)		3,538,647

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 2.6%

Investment Companies - 0.8%
JNL Money Market Fund, 0.01% (a) (h)	9,903	9,903
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	16,931	16,931

		26,834

Securities Lending Collateral - 1.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	65,658	65,658

Total Short Term Investments (cost $92,492)		92,492

Total Investments - 101.8% (cost $3,031,104)		3,631,139
Other Assets and Liabilities, Net - (1.8%)		(64,460)

Total Net Assets - 100.0%		$3,566,679

JNL/WMC Balanced Fund **

COMMON STOCKS - 64.2%

CONSUMER DISCRETIONARY - 5.3%
Autoliv Inc. (e)	223	$23,616
Comcast Corp. - Class A	1,218	70,661
Ford Motor Co.	2,307	35,754
Lowe’s Cos. Inc.	549	37,766
Walt Disney Co.	244	22,938
Other Securities		34,108

		224,843

CONSUMER STAPLES - 4.9%
CVS Health Corp.	593	57,113
Mondelez International Inc.	660	23,985
Procter & Gamble Co.	311	28,313
Wal-Mart Stores Inc.	442	37,918
Other Securities		59,822

		207,151

ENERGY - 6.0%
Anadarko Petroleum Corp.	363	29,932
Chevron Corp.	576	64,647
Exxon Mobil Corp.	688	63,638
Other Securities		95,945

		254,162

FINANCIALS - 13.5%
ACE Ltd.	460	52,789
BlackRock Inc.	116	41,446
Citigroup Inc.	721	38,994
JPMorgan Chase & Co.	1,140	71,316
Marsh & McLennan Cos. Inc.	431	24,690
MetLife Inc.	533	28,823
PNC Financial Services Group Inc.	541	49,311
Principal Financial Group Inc.	581	30,168
Prudential Financial Inc.	572	51,782
Wells Fargo & Co.	2,350	128,835
Other Securities		57,937

		576,091

HEALTH CARE - 10.9%
AstraZeneca Plc - ADR (e)	342	24,060
Bristol-Myers Squibb Co.	696	41,088
Cardinal Health Inc.	535	43,193
Eli Lilly & Co.	624	43,018
Johnson & Johnson	632	66,061
Medtronic Inc.	683	49,313
Merck & Co. Inc.	1,772	100,639
Pfizer Inc.	1,620	50,477

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
UnitedHealth Group Inc.	330	33,320
Other Securities		13,704

		464,873

INDUSTRIALS - 8.5%
Eaton Corp. Plc	359	24,383
Equifax Inc.	379	30,686
Honeywell International Inc.	398	39,750
Nielsen NV	658	29,436
Raytheon Co.	317	34,265
United Parcel Service Inc. - Class B	398	44,204
United Technologies Corp.	295	33,894
Other Securities		123,996

		360,614

INFORMATION TECHNOLOGY - 10.0%
Accenture Plc - Class A	495	44,188
Analog Devices Inc.	429	23,795
Apple Inc.	425	46,904
Cisco Systems Inc.	1,530	42,546
Google Inc. - Class A (c)	57	30,041
Intel Corp.	1,371	49,742
Microsoft Corp.	1,612	74,900
Oracle Corp.	538	24,173
Other Securities		87,574

		423,863

MATERIALS - 1.4%
Dow Chemical Co.	532	24,278
International Paper Co.	504	26,984
Other Securities		9,056

		60,318

TELECOMMUNICATION SERVICES - 1.6%
Verizon Communications Inc.	1,436	67,165

UTILITIES - 2.1%
Ameren Corp.	532	24,535
Other Securities		63,955

		88,490

Total Common Stocks (cost $2,124,529)		2,727,570

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.1%
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.70%, 04/12/17 (i)	2,515	2,699
5.48%, 12/12/44 (i)	195	199
Other Securities		85,796

Total Non-U.S. Government Agency Asset- Backed Securities (cost $88,663)		88,694

CORPORATE BONDS AND NOTES - 9.2%

CONSUMER DISCRETIONARY - 1.0%
Comcast Corp.
6.50%, 01/15/17	750	828
5.65% - 6.55%, 06/15/35 - 07/01/39	705	937
Lowe’s Cos. Inc., 6.65%, 09/15/37	420	584
Other Securities		40,408

		42,757

CONSUMER STAPLES - 0.8%
CVS Caremark Corp.
5.75%, 06/01/17	74	82
4.00%, 12/05/23	2,680	2,836
Mondelez International Inc.
4.00%, 02/01/24	545	570

	Shares/Par (t)	Value
6.50%, 02/09/40	1,000	1,333
Wal-Mart Stores Inc, 3.63%, 07/08/20	2,300	2,456
Other Securities		24,303

		31,580

ENERGY - 0.7%
Other Securities		30,766

FINANCIALS - 3.9%
Citigroup Inc.
4.45% - 5.85%, 12/15/15 - 01/10/17	1,777	1,888
2.50% - 8.50%, 05/15/18 - 01/14/22	4,548	5,013
5.30% - 8.13%, 07/15/39 - 05/06/44	1,335	1,540
JPMorgan Chase & Co.
3.40%, 06/24/15	1,800	1,823
3.25% - 6.30%, 04/23/19 - 05/01/23	3,360	3,508
5.40% - 6.40%, 05/15/38 - 01/06/42	965	1,190
MetLife Inc.
1.90%, 12/15/17 (k)	415	416
4.13% - 4.88%, 08/13/42 - 11/13/43	1,610	1,784
Metropolitan Life Global Funding I
2.50%, 09/29/15 (r)	1,200	1,217
1.50%, 01/10/18 (r)	1,480	1,471
PNC Financial Services Group Inc., 3.90%, 04/29/24	830	844
Prudential Financial Inc.
5.50% - 6.00%, 03/15/16 - 12/01/17	875	952
2.30%, 08/15/18	1,885	1,907
Wells Fargo & Co.
3.50% - 4.48%, 03/08/22 - 01/16/24	2,662	2,790
4.10%, 06/03/26	2,125	2,172
Other Securities		138,326

		166,841

HEALTH CARE - 1.0%
Cardinal Health Inc.
2.40% - 3.50%, 11/15/19 - 11/15/24	2,550	2,543
4.50%, 11/15/44	1,405	1,447
Eli Lilly & Co., 4.65%, 06/15/44	1,205	1,351
Medtronic Inc.
1.38% - 3.63%, 04/01/18 - 03/15/24	1,035	1,042
2.50% - 3.15%, 03/15/20 - 03/15/22 (r)	1,825	1,844
3.50% - 4.63%, 03/15/25 - 03/15/45 (r)	3,200	3,338
Merck & Co. Inc.
2.80%, 05/18/23	940	933
4.15%, 05/18/43	630	670
Pfizer Inc., 6.20%, 03/15/19	700	814
UnitedHealth Group Inc.
2.88% - 3.88%, 10/15/20 - 03/15/22	670	706
4.63%, 11/15/41	1,040	1,119
Other Securities		24,607

		40,414

INDUSTRIALS - 0.3%
United Technologies Corp., 3.10%, 06/01/22	225	230
Other Securities		13,520

		13,750

INFORMATION TECHNOLOGY - 0.2%
Apple Inc.
2.85% - 3.45%, 05/06/21 - 05/06/24	3,435	3,553
4.45%, 05/06/44	210	232
Oracle Corp., 6.13%, 07/08/39	500	649
Other Securities		3,034

		7,468

MATERIALS - 0.1%
Other Securities		6,001

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value

TELECOMMUNICATION SERVICES - 0.6%
Verizon Communications Inc.
3.45% - 4.50%, 09/15/20 - 11/01/21	7,945	8,517
4.75% - 6.40%, 09/15/33 - 11/01/41	4,995	6,098
4.86%, 08/21/46 (r)	692	711
Other Securities		8,360

		23,686

UTILITIES - 0.6%
Other Securities		25,123

Total Corporate Bonds and Notes (cost $372,184)		388,386

GOVERNMENT AND AGENCY OBLIGATIONS - 26.2%

GOVERNMENT SECURITIES - 11.9%
Municipals - 0.6%
Other Securities		26,214
Sovereign - 0.1%
Other Securities		6,196
U.S. Treasury Securities - 11.2%
U.S. Treasury Bond
5.38%, 02/15/31	16,700	23,291
2.88%, 05/15/43	27,739	28,393
3.38%, 05/15/44	19,635	22,120
3.13%, 08/15/44 (e)	8,880	9,560
3.00%, 11/15/44	2,000	2,102
U.S. Treasury Note
0.50% - 1.00%, 07/31/16 - 09/30/16	4,800	4,824
0.50%, 08/31/16	93,000	92,931
0.88%, 11/30/16	14,815	14,878
0.63%, 05/31/17	9,320	9,265
0.63%, 08/31/17	66,000	65,345
1.00%, 09/15/17 (e)	14,500	14,503
0.75%, 10/31/17	18,300	18,146
1.38%, 07/31/18	6,000	6,005
1.38%, 09/30/18	4,030	4,025
1.25%, 11/30/18	18,500	18,361
1.75%, 09/30/19	37,405	37,616
2.63%, 11/15/20	9,400	9,808
2.13%, 06/30/21	73,070	73,932
2.25% - 2.75%, 11/15/23 - 11/15/24	7,605	7,787
2.38%, 08/15/24	11,095	11,294

		474,186

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 14.3%

Federal Home Loan Mortgage Corp. - 1.7%
Federal Home Loan Mortgage Corp.
6.00% - 6.50%, 04/01/17 - 11/01/17	19	20
4.50%, 05/01/18 - 03/01/19	149	156
4.00% - 7.00%, 09/01/26 - 07/01/41	1,650	1,832
2.50%, 01/15/30, TBA (g)	5,900	5,998
3.00%, 01/15/30, TBA (g)	14,665	15,216
3.00%, 01/15/45, TBA (g)	14,500	14,638
3.50%, 01/15/45, TBA (g)	8,000	8,314
4.00%, 01/15/45, TBA (g)	21,850	23,284
5.50%, 01/15/45, TBA (g)	2,400	2,681

		72,139

Federal National Mortgage Association - 10.2%
Federal National Mortgage Association
4.50% - 6.00%, 01/01/18 - 04/01/24	339	367
3.00% - 7.50%, 03/01/26 - 01/01/45	131,262	142,598
2.00% - 3.00%, 01/15/30 - 01/15/45, TBA (g)	5,600	5,664
2.50%, 01/15/30, TBA (g)	13,800	14,045
3.50%, 01/15/30, TBA (g)	9,300	9,823
4.50%, 06/01/40	12,197	13,246
4.50%, 08/01/40	3,895	4,231

	Shares/Par (t)	Value
4.50%, 03/01/41	3,502	3,799
4.50%, 05/01/41	4,949	5,377
4.50%, 08/01/43	4,099	4,451
4.50%, 09/01/43	7,580	8,243
4.50%, 09/01/43	5,071	5,513
4.50%, 10/01/43	3,450	3,744
4.50%, 10/01/43	8,979	9,745
4.50%, 10/01/43	9,749	10,580
4.50%, 11/01/43	4,492	4,876
4.50%, 11/01/43	4,000	4,359
4.50%, 02/01/44	10,325	11,250
4.50%, 04/01/44	5,976	6,498
4.50%, 04/01/44	5,592	6,067
4.50%, 08/01/44	4,016	4,373
3.00%, 01/15/45, TBA (g)	34,025	34,397
3.50%, 01/15/45, TBA (g)	39,675	41,338
4.00%, 01/15/45, TBA (g)	43,600	46,517
5.00%, 01/15/45, TBA (g)	20,600	22,757
5.50%, 01/15/45, TBA (g)	8,800	9,843

		433,701

Government National Mortgage Association - 2.4%
Government National Mortgage Association
6.00%, 02/15/24	3	3
4.00% - 7.00%, 04/15/26 - 12/20/44	19,458	21,721
5.00%, 06/15/39	3,624	4,008
3.00%, 01/15/45, TBA (g)	13,800	14,104
3.50%, 01/15/45, TBA (g)	38,875	40,790
4.00%, 01/15/45, TBA (g)	6,700	7,186
4.50%, 01/15/45, TBA (g)	9,825	10,733
5.50%, 01/15/45, TBA (g)	3,000	3,349
REMIC, 7.50%, 09/16/35	11	12

		101,906

Total Government and Agency Obligations (cost $1,096,324)		1,114,342

SHORT TERM INVESTMENTS - 7.7%

Federal Home Loan Mortgage Corp. - 1.2% (w)
Federal Home Loan Mortgage Corp., 0.12%, 03/12/15	50,000	49,997

Investment Companies - 4.7%
JNL Money Market Fund, 0.01% (a) (h)	198,600	198,600

Securities Lending Collateral - 1.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	77,400	77,400

Total Short Term Investments (cost $325,988)		325,997

Total Investments - 109.4% (cost $4,007,688)		4,644,989
Total Forward Sales Commitments - (4.8%) (proceeds $202,746)		(203,098)
Other Assets and Liabilities, Net - (4.6%)		(194,982)

Total Net Assets - 100.0%		$4,246,909

FORWARD SALES COMMITMENTS - 4.8%

GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.8%

Federal National Mortgage Association - 4.7%
Federal National Mortgage Association, 4.50%, 01/15/45, TBA (g)	$183,550	$199,255

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Government National Mortgage Association - 0.1%
Government National Mortgage Association, 6.00%, 01/15/45, TBA (g)	3,400	3,843

Total Forward Sales Commitments - 4.8% (proceeds $202,746)		$203,098

JNL/WMC Money Market Fund

CORPORATE BONDS AND NOTES - 13.9%

CONSUMER STAPLES - 0.5%
Coca-Cola Co., 1.50%, 11/15/15	$5,300	$5,351
PepsiCo Inc., 0.75%, 03/05/15	1,600	1,601

		6,952

FINANCIALS - 11.5%
American Honda Finance Corp.
0.23%, 06/04/15 (i)	14,000	14,000
0.23%, 10/07/15 (i)	16,000	16,000
BPCE SA, 0.48%, 05/27/15 (i)	13,000	13,000
HSBC USA Inc., 2.38%, 02/13/15	2,000	2,005
John Deere Capital Corp., 0.36%, 06/15/15 (i)	2,250	2,251
JPMorgan Chase & Co., 1.30%, 03/20/15 (i)	6,410	6,422
National Rural Utilities Cooperative Finance Corp., 0.28%, 05/01/15 (i)	13,000	13,000
New York Life Global Funding
0.75%, 07/24/15 (r)	2,000	2,005
0.26%, 10/05/15 (i) (r)	12,000	12,002
0.23%, 10/29/15 (i) (r)	12,000	12,000
Pricoa Global Funding I, 0.50%, 08/19/15 (i) (r)	1,800	1,802
Royal Bank of Canada, 0.46%, 01/06/15 (i)	20,000	20,001
Toronto-Dominion Bank, 0.41%, 05/01/15 (i)	20,900	20,914
Toyota Motor Credit Corp., 0.23%, 01/14/15 (i)	13,000	13,000

		148,402

HEALTH CARE - 0.5%
Genzyme Corp., 3.63%, 06/15/15	6,000	6,089

INFORMATION TECHNOLOGY - 1.4%
Cisco Systems Inc., 0.28%, 09/03/15 (i)	2,700	2,701
International Business Machines Corp.
0.55%, 02/06/15	8,000	8,002
0.75%, 05/11/15	8,000	8,016

		18,719

Total Corporate Bonds and Notes (cost $180,162)		180,162

GOVERNMENT AND AGENCY OBLIGATIONS - 18.2%

GOVERNMENT SECURITIES - 18.2%

Federal Home Loan Bank - 11.1% (w)
Federal Home Loan Bank
0.18%, 01/09/15	17,000	17,000
0.14%, 03/02/15	10,000	10,000
0.11%, 03/06/15 (i)	18,000	18,000
0.16%, 03/12/15	25,000	25,001
0.12%, 04/14/15	10,000	10,000
0.13%, 05/08/15	10,000	10,000
0.13%, 06/04/15 - 08/14/15	38,700	38,688
0.17%, 07/22/15	7,350	7,350
0.20%, 09/25/15	7,000	7,001

		143,040

Federal Home Loan Mortgage Corp. - 2.6% (w)
Federal Home Loan Mortgage Corp.
0.30%, 01/09/15	6,000	6,000
0.50%, 04/17/15	6,000	6,007
0.15%, 07/16/15 (i)	6,500	6,501

	Shares/Par (t)	Value
1.75%, 09/10/15	15,000	15,163

		33,671

Federal National Mortgage Association - 0.7% (w)
Federal National Mortgage Association, 5.00%, 04/15/15	9,177	9,304

Sovereign - 1.8%
Export Development Canada, 0.18%, 01/12/15 (i) (r)	10,000	10,000
Federal Farm Credit Banks, 0.15%, 07/09/15	5,500	5,499
Province of Ontario, Canada, 0.95%, 05/26/15	8,000	8,023

		23,522

U.S. Treasury Securities - 2.0%
U.S. Treasury Note, 0.09%, 01/31/16 (i)	26,000	26,001

Total Government and Agency Obligations (cost $235,538)		235,538

SHORT TERM INVESTMENTS - 54.9%

Certificates of Deposit - 21.1%
Abbey National Treasury Services Plc, 0.37%, 09/04/15 (i)	13,000	13,000
Bank of Montreal, 0.23%, 01/08/15 (i)	5,000	5,000
Bank of Nova Scotia
0.24%, 03/20/15 (i)	10,000	10,000
0.68%, 09/11/15 (i)	1,457	1,461
0.23%, 10/30/15 (i)	21,000	21,000
Barclays Bank Plc, 0.30%, 03/19/15 (i)	12,000	12,000
BNP Paribas, 0.29%, 04/30/15 (i)	13,500	13,500
Canadian Imperial Bank of Commerce, 0.23%, 06/29/15 (i)	10,000	10,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.23%, 02/23/15 (i)	12,000	12,000
0.28%, 09/18/15 (i)	13,500	13,500
Credit Suisse
0.47%, 03/27/15 (i)	20,000	20,000
0.49%, 05/08/15 (i)	10,000	10,000
0.55%, 08/24/15 (i)	8,000	8,003
Deutsche Bank AG, 0.40%, 01/30/15 (i)	12,500	12,500
Natexis Banque, 0.27%, 04/06/15	15,000	15,000
Nordea Bank Finland Plc, 0.19%, 01/12/15	17,000	17,000
Societe Generale, 0.24%, 01/09/15 (i)	12,000	12,000
Standard Chartered Bank
0.28%, 01/23/15 (i)	8,500	8,500
0.32%, 04/10/15 (i)	8,000	8,000
0.30%, 06/11/15 (i)	21,000	21,000
Svenska Handelsbanken AB, 0.19%, 01/16/15	5,000	5,000
UBS AG
0.30%, 01/20/15 (i)	12,000	12,000
0.25%, 03/04/15	13,000	13,000

		273,464

Commercial Paper - 17.5%
Australia & New Zealand Banking Group Ltd., 0.28%, 04/30/15 (i)	22,000	22,000
BPCE SA, 0.20%, 01/02/15	15,000	15,000
DNB ASA, 0.21%, 01/12/15	15,000	14,999
General Electric Capital Corp.
0.20%, 03/10/15	14,000	13,995
0.22%, 04/17/15	6,000	5,996
HSBC USA Inc.
0.23%, 02/17/15	15,000	14,995
0.23%, 04/03/15	15,000	14,991
JPMorgan Chase & Co., 0.25%, 02/12/15 (r)	12,000	11,996
MetLife Short Term Funding LLC
0.13%, 01/08/15 (r)	20,000	19,999
0.14%, 02/09/15 (r)	15,500	15,498

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Skandinaviska Enskilda Banken AB, 0.21%, 02/06/15 (r)	19,000	18,996
Svenska Handelsbanken AB, 0.21%, 04/14/15	20,000	19,988
Toronto Dominion Holdings (USA), Inc., 0.20%, 01/16/15	14,500	14,499
Westpac Banking, 0.24%, 04/29/15 (i) (r)	23,000	23,002

		225,954

Repurchase Agreements - 16.3%
Repurchase Agreement with BMO, 0.06% (Collateralized by $77 Federal National Mortgage Association, 3.00%, due 10/01/42, value $78, and $534 U.S. Treasury Bill, due 05/28/15, value $534) acquired on 12/31/14, due on 01/02/15 at $600	600	600
Repurchase Agreement with BNP, 0.06% (Collateralized by $7,824 Federal Home Loan Mortgage Corp., 2.50-7.00%, due 08/01/17-10/01/43, value $8,591, and $17,436 Federal National Mortgage Association, 2.00-7.00%, due 11/01/17-12/01/44, value $18,949) acquired on 12/31/14, due on 01/02/15 at $27,000	27,000	27,000
Repurchase Agreement with BOA, 0.07% (Collateralized by $12,123 U.S. Treasury Note, 0.38%, due 06/30/15, value $12,138) acquired on 12/31/14, due on 01/02/15 at $11,900	11,900	11,900
Repurchase Agreement with DUB, 0.12% (Collateralized by $4,659 Government National Mortgage Association, 5.49%, due 04/20/60, value $5,304) acquired on 12/31/14, due on 01/02/15 at $5,200	5,200	5,200
Repurchase Agreement with GSC, 0.07% (Collateralized by $12,308 Federal Home Loan Mortgage Corp., 2.38-8.50%, due 05/01/17-01/01/43, value $13,644, and $21,016 Federal National Mortgage Association, 1.88-7.50%, due 11/01/17-03/01/43 value $23,076) acquired on 12/29/14, due on 01/05/15 at $36,000	36,000	36,000
Repurchase Agreement with GSC, 0.08% (Collateralized by $10,513 Federal Home Loan Mortgage Corp., 3.00-9.00%, 01/01/17-02/01/44, value $11,612, and $12,589 Federal National Mortgage Association, 1.84-10.00%, due 06/01/18-11/01/44, value $13,888) acquired on 12/31/14, due on 01/07/15 at $25,000	25,000	25,000
Repurchase Agreement with GSC, 0.08% (Collateralized by $27,494 U.S. Treasury Note, 0.25-8.88%, due 09/30/15-08/15/17, value $30,600) acquired on 12/31/14, due on 01/07/15 at $30,000	30,000	30,000
Repurchase Agreement with RBC, 0.08% (Collateralized by $49,206 Federal National Mortgage Association, 3.00-4.50%, due 06/01/41-07/01/44, value $51,000) acquired on 12/31/14, due on 01/02/15 at $50,000	50,000	50,000

	Shares/Par (t)	Value
Repurchase Agreement with RBC, 0.09% (Collateralized by $23,798 Federal National Mortgage Association, 4.00%, due 12/01/44, value $25,500) acquired on 12/31/14, due on 01/07/15 at $25,000	25,000	25,000

		210,700

Total Short Term Investments (cost $710,118)		710,118

Total Investments - 87.0% (cost $1,125,818)		1,125,818
Other Assets and Liabilities, Net - 13.0%		167,905

Total Net Assets - 100.0%		$1,293,723

Portfolio Composition:	Percentage of Total Investments
Government Securities	20.9%
Financials	13.2
Information Technology	1.7
Consumer Staples	0.6
Health Care	0.5
Short Term Investments	63.1

Total Investments	100.0%

JNL/WMC Value Fund

COMMON STOCKS - 98.9%

CONSUMER DISCRETIONARY - 11.9%
AutoZone Inc. (c)	21	$12,902
CBS Corp. - Class B	305	16,855
Comcast Corp. - Class A	443	25,698
Home Depot Inc.	204	21,400
Interpublic Group of Cos. Inc.	690	14,328
Lowe’s Cos. Inc.	393	27,057
Newell Rubbermaid Inc.	519	19,759
Nordstrom Inc.	212	16,830
Norwegian Cruise Line Holdings Ltd. (c)	176	8,244
Pulte Homes Inc.	856	18,366
PVH Corp.	165	21,087
Thomson Reuters Corp.	408	16,440

		218,966

CONSUMER STAPLES - 4.6%
Anheuser-Busch InBev NV - ADR (e)	187	21,006
CVS Health Corp.	273	26,260
Diageo Plc - ADR	138	15,716
Kraft Foods Group Inc.	333	20,841

		83,823

ENERGY - 10.0%
Anadarko Petroleum Corp.	185	15,275
Chevron Corp.	359	40,315
EOG Resources Inc.	224	20,627
Exxon Mobil Corp.	339	31,297
Halliburton Co.	432	17,002
Marathon Oil Corp.	626	17,701
Occidental Petroleum Corp.	179	14,445
Pioneer Natural Resources Co.	76	11,327
Southwestern Energy Co. (c)	568	15,502

		183,491

FINANCIALS - 27.0%
ACE Ltd.	260	29,849
American International Group Inc.	319	17,845
Ameriprise Financial Inc.	171	22,549
BB&T Corp.	551	21,411
BlackRock Inc.	84	29,863

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Citigroup Inc.	829	44,874
Goldman Sachs Group Inc.	136	26,307
Host Hotels & Resorts Inc.	872	20,730
Intercontinental Exchange Inc.	105	23,012
JPMorgan Chase & Co.	1,032	64,597
Marsh & McLennan Cos. Inc.	444	25,393
MetLife Inc.	451	24,368
Paramount Group Inc. (c)	268	4,973
PNC Financial Services Group Inc.	467	42,630
Principal Financial Group Inc.	278	14,420
Unum Group	291	10,134
Wells Fargo & Co.	1,323	72,515

		495,470

HEALTH CARE - 13.4%
Amgen Inc.	141	22,493
AstraZeneca Plc - ADR (e)	291	20,506
Baxter International Inc.	227	16,640
Bristol-Myers Squibb Co.	153	9,052
Covidien Plc	334	34,129
Johnson & Johnson	172	17,992
Merck & Co. Inc.	837	47,556
Pfizer Inc.	455	14,163
Roche Holding AG	85	22,895
UnitedHealth Group Inc.	331	33,502
Zoetis Inc. - Class A	172	7,401

		246,329

INDUSTRIALS - 9.9%
3M Co.	124	20,394
Eaton Corp. Plc	387	26,304
Fortune Brands Home & Security Inc.	512	23,185
General Electric Co.	1,251	31,602
Illinois Tool Works Inc.	173	16,380
Ingersoll-Rand Plc	264	16,745
Spirit Aerosystems Holdings Inc. - Class A (c)	413	17,772
United Technologies Corp.	259	29,737

		182,119

INFORMATION TECHNOLOGY - 13.4%
Analog Devices Inc.	320	17,744
Cisco Systems Inc.	1,961	54,540
EMC Corp.	1,161	34,521
Intel Corp.	1,118	40,586
Marvell Technology Group Ltd.	1,420	20,584
Maxim Integrated Products Inc.	805	25,657
Microsoft Corp.	586	27,225
Symantec Corp.	984	25,255

		246,112

MATERIALS - 4.5%
Axalta Coating Systems Ltd. (c)	453	11,779
Dow Chemical Co.	443	20,218
E.I. du Pont de Nemours & Co.	165	12,194
International Paper Co.	315	16,851
Nucor Corp.	186	9,127
Steel Dynamics Inc.	657	12,972

		83,141

TELECOMMUNICATION SERVICES - 1.5%
Verizon Communications Inc.	573	26,805

UTILITIES - 2.7%
Edison International	240	15,722
NextEra Energy Inc.	113	11,986
Northeast Utilities (e)	421	22,525

		50,233

Total Common Stocks (cost $1,255,385)		1,816,489

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 1.8%

Investment Companies - 1.1%
JNL Money Market Fund, 0.01% (a) (h)	19,057	19,057

Securities Lending Collateral - 0.7%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	13,099	13,099

Total Short Term Investments (cost $32,156)		32,156

Total Investments - 100.7% (cost $1,287,541)		1,848,645
Other Assets and Liabilities, Net - (0.7%)		(12,078)

Total Net Assets - 100.0%		$1,836,567

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

(a)	Investment in affiliate.
(b)	Consolidated Schedule of Investments.
(c)	Non-income producing security.
(d)	Issuer was in bankruptcy and/or was in default relating to principal and/or interest.
(e)	All or portion of the security was on loan.
(f)

Security fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s (“Trust”) Board of Trustees (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)

All or a portion of the security was purchased or sold on a delayed delivery basis. As of December 31, 2014, the total payable for investments purchased on a delayed delivery basis was as follows: JNL/BlackRock Global Allocation Fund $3,393; JNL/Capital Guardian Global Balanced Fund $11,937; JNL/Goldman Sachs Core Plus Bond Fund $109,728; JNL/Mellon Capital Bond Index Fund $47,974; JNL/Neuberger Berman Strategic Income Fund $161,708; JNL/PIMCO Real Return Fund $1,617,993; JNL/PIMCO Total Return Bond Fund $571,708; JNL/T. Rowe Price Short-Term Bond Fund $4,535; JNL/WMC Balanced Fund $329,310. As of December 31, 2014, the total proceeds for investments sold on a delayed delivery basis were as follows: JNL/Goldman Sachs Core Plus Bond Fund $1,001; JNL/Mellon Capital Bond Index Fund $10,824; JNL/WMC Balanced Fund $202,746.

(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(i)	The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2014.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Perpetual security.
(n)	Treasury inflation indexed note, par amount is adjusted for inflation.
(o)	All or a portion of the security is pledged or segregated as collateral.
(p)	Security is restricted to resale to institutional investors. See Restricted Securities in these Notes to the Schedules of Investments.
(q)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Board.
(r)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Board. As of December 31, 2014, the value and the percentage of net assets of these liquid securities was as follows: JNL/BlackRock Global Allocation Fund - $64,355, 1.9%; JNL/Franklin Templeton Global Multisector Bond Fund - $283,716, 13.7%; JNL/Franklin Templeton Income Fund - $498,312, 18.4%; JNL/Franklin Templeton Mutual Shares Fund - $18,992, 1.5%; JNL/Goldman Sachs Core Plus Bond Fund - $160,024, 16.4%; JNL/Goldman Sachs Emerging Markets Debt Fund - $116,784, 18.3%; JNL/Ivy Asset Strategy Fund - $418,952, 13.7%; JNL/JPMorgan U.S. Government & Quality Bond Fund - $23,215, 1.9%; JNL/Lazard Emerging Markets Fund - $14,335, 1.1%; JNL/Mellon Capital Bond Index Fund - $2,235, 0.2%; JNL/Neuberger Berman Strategic Income Fund - $50,388, 7.5%; JNL/PIMCO Real Return Fund - $164,717, 8.4%; JNL/PIMCO Total Return Bond Fund - $385,145, 8.4%; JNL/PPM America Floating Rate Income Fund - $36,942, 2.3%; JNL/PPM America High Yield Bond Fund - $981,638, 35.8%; JNL/Scout Unconstrained Bond Fund - $23,809, 3.4%; JNL/T. Rowe Price Short-Term Bond Fund - $400,405, 22.5%; JNL/WMC Balanced Fund - $127,834, 3.0%; JNL/WMC Money Market Fund - $127,301, 9.8%

(s)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(t)	Par amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts. Gold bullion is quoted in unrounded ounces.
(u)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(v)	Convertible security.
(w)	The securities in this category are a direct debt of the agency and not collateralized by mortgages.
(x)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.
(y)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(z)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
**

A Summary Schedule of Investments is presented for this portfolio. For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2014. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov.

Currencies:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNH - Chinese Offshore Yuan

CNY - Chinese Yuan

COP - Colombian Peso

CRC - Costa Rican Colon

CZK - Czech Republic Korunas

DOP - Dominican Peso

EUR - European Currency Unit (Euro)

GBP - British Pound

GHS - Ghanaian Cedi

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli New Sheqel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

NGN - Nigerian Naira

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian New Leu

RSD - Serbian Dinar

RUB - Russian Ruble

SEK - Swedish Krona SGD - Singapore Dollar THB - Thai Baht TRY - New Turkish Lira TWD - Taiwan Dollar USD - United States Dollar UYU - Uruguayan Peso ZAR - South African Rand

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Abbreviations:

“-” Amount rounds to less than one thousand	IBEX - Iberia Index
ABS - Asset Backed Security ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indices monitored by the International Index Company
ASX - Australian Stock Exchange	JSE - Johannesburg Stock Exchange
CAC - Cotation Assistee en Continu	KCBT - Kansas City Board of Trade
CBT - Chicago Board of Trade	KOSPI - Korea Composite Stock Price Index
CDI - Chess Depository Interest	LIBOR - London Interbank Offered Rate
CDO - Collateralized Debt Obligation	LME - London Metal Exchange
CDX.EM - Credit Derivatives Index - Emerging Markets	MIBOR - Mumbai Interbank Offered Rate
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	MIB - Milano Indice Borsa
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	MICEX - Moscow Interbank Currency Exchange Index
CIB - CIBC World Markets	MSCI - Morgan Stanley Capital International
CLO - Collateralized Loan Obligation	NASDAQ - National Association of Securities Dealers Automated Quotations
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	NVDR - Non-Voting Depository Receipt
CNX - CRISIL NSE Index	NYSE - New York Stock Exchange
CVA - Commanditaire Vennootschap op Aandelen	OAT - Obligations Assimilables du Tresor
EAFE - Europe, Australia and Far East	RB - Revenue Bond
ETF - Exchange Traded Fund	RBOB - Reformulated Blendstock for Oxygenate Blending
Euribor - Europe Interbank Offered Rate	REIT - Real Estate Investment Trust
Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years	REMIC - Real Estate Mortgage Investment Conduit S&P - Standard & Poor’s
Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years	SDR - Swedish Depository Receipt SGX - Singapore Exchange
Euro-Buxl - debt instrument issued by the Federal Republic of Germany with a term of 24 to 35 years	SPDR - Standard & Poor’s Depository Receipt SPI - Schedule Performance Index
Euro-BTP - debt instrument issued by the Republic of Italy with a term of 2 to 11 years	TAIEX - Taiwan Capitalization Weighted Stock Index TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years	TES - Peso Denominated Treasury Bonds UF - Unidad de Fomento
FDR - Fiduciary Depository Receipt	UFJ - United Financial of Japan
FTSE - Financial Times and the London Stock Exchange	ULSD - Ultra-low sulfur diesel
GDR - Global Depository Receipt	WTI - West Texas Intermediate

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.	HSB - HSBC Securities, Inc.
BBP - Barclays Bank Plc	JPM - J.P. Morgan Securities, Inc.
BCL - Barclays Capital Inc.	MLP - Merrill Lynch Professional Clearing Corp.
BMO - BMO Capital Markets Corp.	MSC - Morgan Stanley & Co., Incorporated
BNP - BNP Paribas Securities	MSS - Morgan Stanley Capital Services Inc.
BNY - BNY Capital Markets	RBC - Royal Bank of Canada
BOA - Bancamerica Securities/Bank of America NA	RBS - Royal Bank of Scotland
CCI - Citicorp Securities, Inc.	SCB - Standard Chartered Bank
CGM - Citigroup Global Markets	SGB - Societe Generale Bannon LLC
CIT - Citibank, Inc.	SSB - State Street Brokerage Services, Inc.
CSI - Credit Suisse Securities, LLC	TDS - TD Securities Inc.
DUB - Deutsche Bank Alex Brown Inc.	UBS - UBS Securities LLC
GSC - Goldman Sachs & Co.	WBC - Westpac Banking Corporation
GSI - Goldman Sachs International

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. As of December 31, 2014, the following Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/BlackRock Commodity Securities Strategy Fund
Uranium Energy Corp.	11/02/2010	$1,243	$640	0.1%

JNL/BlackRock Global Allocation Fund
BRT Escrow Corp. SpA Escrow	12/31/2014	$—	$—	—%
Bio City Development Co. BV, 8.00%, 07/06/18	08/26/2011	708	321	—
CapitaLand Ltd., 2.10%, 11/15/16	04/16/2012	2,787	2,624	0.1
CapitaLand Ltd., 2.95%, 06/20/22	01/18/2012	5,485	5,285	0.2
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41	01/18/2012	1,811	1,845	0.1
Delta Topco Ltd.	05/03/2012	984	1,371	—
Delta Topco Ltd., 10.00%, 11/24/16	05/03/2012	1,839	1,807	0.1
Dropbox Inc.	01/29/2014	7,795	7,795	0.2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/BlackRock Global Allocation Fund (continued)
Invitae Corp.	10/09/2014	$1,678	$1,678	0.1%
Lookout, Inc.	09/22/2014	3,242	3,242	0.1
Mobileye NV	08/15/2013	1,930	10,654	0.3
Olam International Ltd., 6.00%, 10/15/16	01/17/2012	2,466	2,532	0.1
Palantir Technologies Inc.	03/27/2014	3,142	4,110	0.1
Provincia de Buenos Aires, Argentina, 10.88%, 01/26/21	05/15/2014	760	720	—
REI Agro Ltd., 5.50%, 11/13/14	02/08/2012	606	62	—
REI Agro Ltd., 5.50%, 11/13/14	11/13/2011	184	18	—
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22	04/04/2012	1,100	1,171	—
TFS Corp. Ltd.	03/18/2013	—	217	—
Telecom Italia Finance SA, 6.13%, 11/15/16	11/11/2013	623	567	—
Telefonica SA, 6.00%, 07/24/17	07/18/2014	1,758	1,616	—
TerraForm Power Inc.	11/24/2014	1,193	1,167	—
Uber Technologies Inc.	06/09/2014	4,702	10,099	0.3
United Kingdom Treasury Bond, 2.25%, 09/07/23	06/16/2014	44,673	44,569	1.3

		$89,466	$103,470	3.0%

JNL/BlackRock Large Cap Select Growth Fund
Alibaba Group Holding Ltd. - ADR	04/28/2014	$12,347	$18,869	1.5%
Palantir Technologies Inc.	02/10/2014	7,639	9,994	0.8

		$19,986	$28,863	2.3%

JNL/Capital Guardian Global Balanced Fund
21st Century Fox America Inc., 3.70%, 09/15/24	09/11/2014	$25	$26	—%
21st Century Fox America Inc., 4.75%, 09/15/44	09/11/2014	30	33	—
Altegrity Inc., 13.00%, 07/01/20	07/14/2014	139	58	—
Bayer US Finance LLC, 3.38%, 10/08/24	10/02/2014	198	204	0.1
Belgium Government Bond, 2.60%, 06/22/24	01/28/2014	80	77	—
Bermuda Government International Bond, 4.14%, 01/03/23	11/19/2012	211	202	0.1
Bermuda Government International Bond, 4.85%, 02/06/24	07/31/2013	200	208	0.1
CSMC Trust REMIC, 0.96%, 04/15/16	06/02/2014	100	100	—
Caisse d’Amortissement de la Dette Sociale, 1.13%, 01/30/17	01/23/2014	125	125	—
Dominican Republic International Bond, 7.45%, 04/30/44	11/06/2014	171	164	—
EQTY Mortgage Trust REMIC, 1.01%, 05/08/16	06/09/2014	150	150	—
Electricite de France, 4.88%, 01/22/44	03/27/2014	40	44	—
Enterprise Fleet Financing LLC, 0.87%, 12/20/16	02/12/2014	199	199	0.1
FMG Resources August 2006 Pty Ltd., 6.88%, 04/01/22	10/08/2013	61	50	—
Finland Government Bond, 3.50%, 04/15/21	06/06/2013	738	726	0.2
First Data Corp., 8.25%, 01/15/21	12/22/2009	275	294	0.1
First Quantum Minerals Ltd., 6.75%, 02/15/20	02/25/2014	100	91	—
First Quantum Minerals Ltd., 7.00%, 02/15/21	02/25/2014	101	90	—
Hilton USA Trust REMIC, 2.66%, 11/05/18	11/25/2013	200	200	0.1
Intesa Sanpaolo SpA, 5.02%, 06/26/24	06/20/2014	200	194	—
Italy Buoni Poliennali Del Tesoro, 4.75%, 09/01/44	08/28/2014	400	392	0.1
Medtronic Inc., 2.50%, 03/15/20	12/02/2014	125	125	—
Medtronic Inc., 3.50%, 03/15/25	12/02/2014	500	517	0.1
Medtronic Inc., 4.63%, 03/15/45	12/02/2014	40	43	—
NBCUniversal Enterprise Inc., 1.97%, 04/15/19	03/21/2013	101	99	—
Niagara Mohawk Power Corp., 3.51%, 10/01/24	09/23/2014	40	41	—
Niagara Mohawk Power Corp., 4.28%, 10/01/34	09/23/2014	20	21	—
PICC Property & Casualty Co. Ltd.- Class H	09/05/2013	3,279	4,356	0.9
Portugal Obrigacoes do Tesouro OT, 3.85%, 04/15/21	11/07/2013	24	27	—
Portugal Obrigacoes do Tesouro OT, 5.65%, 02/15/24	11/06/2013	133	127	—
Republic of Ghana, 8.13%, 01/18/26	11/07/2014	199	185	—
Sberbank of Russia - GDR	09/20/2012	622	187	—
Scentre Group Trust, 3.50%, 02/12/25	11/07/2014	104	105	—
Slovenia Government International Bond, 5.85%, 05/10/23	05/03/2013	248	283	0.1
Spain Government Bond, 2.75%, 10/31/24	06/13/2014	3,176	3,156	0.7
Spain Government Bond, 5.15%, 10/31/44	08/28/2014	71	69	—
Spain Government Bond, 5.40%, 01/31/23	02/21/2013	1,456	1,424	0.3
Standard Chartered Plc, 3.85%, 04/27/15	03/17/2011	100	101	—
Trade MAPS 1 Ltd., 0.86%, 12/10/16	01/07/2014	125	125	—
Trade MAPS 1 Ltd., 1.41%, 12/10/16	01/07/2014	100	100	—
Transportadora de Gas del Peru SA, 4.25%, 04/30/28	04/24/2013	200	193	—
Valeant Pharmaceuticals International Inc., 6.38%, 10/15/20	10/15/2012	206	209	0.1
Verizon Communications Inc., 2.63%, 02/21/20	08/28/2014	65	64	—
Verizon Communications Inc., 4.86%, 08/21/46	10/06/2014	103	102	—
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19	11/13/2014	199	201	0.1
WEA Finance LLC, 2.70%, 09/17/19	09/11/2014	200	200	0.1
WEA Finance LLC, 3.75%, 09/17/24	09/11/2014	199	203	0.1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/Capital Guardian Global Balanced Fund(continued)
WFLD Mortgage Trust, 3.88%, 08/10/31	08/08/2014	$31	$32	—%

		$15,409	$15,922	3.4%

JNL/DFA U.S. Core Equity Fund
Magnum Hunter Resources Corp.	09/12/2013	$—	$—	—%

JNL/Franklin Templeton Global Growth Fund
Samsung Electronics Co. Ltd. - GDR	02/06/2007	$31,016	$34,448	2.8%

JNL/Franklin Templeton Global Multisector Bond Fund
Calpine Corp., 7.88%, 01/15/23	03/14/2012	$96	$99	—%
Hungary Government International Bond, 4.38%, 07/04/17	07/04/2012	5,887	6,484	0.3
Hungary Government International Bond, 5.75%, 06/11/18	06/11/2013	6,520	7,587	0.4
Portugal Obrigacoes do Tesouro OT, 4.95%, 10/25/23	07/14/2014	473	460	—
Portugal Obrigacoes do Tesouro OT, 5.65%, 02/15/24	07/14/2014	1,236	1,205	0.1

		$14,212	$15,835	0.8%

JNL/Franklin Templeton Income Fund
First Data Holdings Inc.	06/27/2014	$6,826	$7,255	0.3%
SuperMedia Inc. Escrow Litigation Trust	03/04/2010	14	—	—

		$6,840	$7,255	0.3%

JNL/Franklin Templeton International Small Cap Growth Fund
X5 Retail Group NV - GDR	11/19/2013	$290	$180	—%

JNL/Franklin Templeton Mutual Shares Fund
Canary Wharf Group Plc	02/22/2010	$1,952	$3,417	0.3%
Tribune Co. Litigation Interests	02/22/2013	—	—	—
Tropicana Entertainment LLC, 9.63%, 12/15/14	12/14/2007	743	—	—

		$2,695	$3,417	0.3%

JNL/Goldman Sachs Core Plus Bond Fund
Federal Home Loan Mortgage Corp. REMIC, 5.94%, 11/15/43	11/27/2013	$231	$294	—%
Federal Home Loan Mortgage Corp. REMIC, 1,156.50%, 06/15/21	02/29/2000	—	—	—
Federal National Mortgage Association REMIC, 4.84%, 11/25/40	09/28/2012	(8)	827	0.1
First Union National Bank Commercial Mortgage Trust, Interest Only REMIC, 1.64%, 05/17/32	01/08/2003	34	6	—
Government National Mortgage Association REMIC, 6.54%, 08/16/43	11/14/2013	189	219	—
HSBC Bank USA Credit Linked Note (Nota Do Tesouro Nacional, 6.00%, 08/15/40)	09/22/2010	5,202	4,580	0.5
Home Interior Gift Inc.	02/22/2006	184	—	—
Macquarie Bank Ltd., 6.63%, 04/07/21	10/27/2014	1,814	1,818	0.2
UBS AG-Credit Linked Note (Federative Republic of Brazil, 6.00%, 01/17/17)	11/28/2007	794	277	—
Ymobile Corp., 8.25%, 04/01/18	10/15/2014	341	340	—
York CLO Ltd., 1.79%, 01/22/27	12/18/2014	5,354	5,354	0.6

		$14,135	$13,715	1.4%

JNL/Goldman Sachs Emerging Markets Debt Fund
Barclays Bank Plc Credit Linked Note (Indonesia Government, 10.00%, 07/15/17)	06/04/2009	$8,802	$7,295	1.1%
Bumi Capital Pte Ltd., 12.00%, 11/10/16	06/13/2014	59	22	—
Bumi Investment Pte Ltd., 10.75%, 10/06/17	06/13/2014	1,199	516	0.1
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 10.00%, 07/24/24)	08/12/2011	1,053	853	0.1
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.00%, 07/24/20)	07/26/2011	2,927	2,392	0.4
Deutsche Bank AG Credit Linked Note (Indonesia Government, 10.75%, 05/15/16)	01/26/2010	2,270	1,755	0.3
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 07/15/21)	06/26/2012	8,415	5,888	0.9
Digicel Ltd., 7.00%, 02/15/20	12/18/2013	202	198	—
Peru Enhanced Pass-Through Finance Ltd., 0.00%, 06/02/25	03/20/2013	720	714	0.1
Republic of Costa Rica, 9.20%, 03/27/19	11/20/2012	5	5	—
Republic of Costa Rica, 11.13%, 03/28/18	11/20/2012	1,538	1,473	0.2
Transportadora de Gas del Sur SA, 9.63%, 05/14/20	02/20/2014	5	5	—
Trust F/1401, 6.95%, 01/30/44	01/24/2014	272	309	0.1

		$27,467	$21,425	3.3%

JNL/Ivy Asset Strategy Fund
Aston Martin Holdings UK Ltd., 10.25%, 07/15/18	01/24/2014	$12,131	$10,985	0.4%
Delta Topco Ltd.	01/23/2012	30,886	37,712	1.3
Delta Topco Ltd., 10.00%, 11/24/16	05/03/2012	50,230	49,705	1.6
Legend Pictures LLC	12/18/2012	27,470	26,862	0.9
Legendary Pictures Funding LLC, 8.00%, 03/15/18	03/13/2013	28,500	28,261	0.9
Media Group Holdings LLC	06/21/2013	67,611	65,163	2.1

		$216,828	$218,688	7.2%

JNL/JPMorgan U.S. Government & Quality Bond Fund
IndyMac Seconds Asset Backed Trust REMIC, 0.43%, 06/25/36	05/22/2006	$806	$187	—%
SACO I Inc. REMIC, 0.43%, 06/25/36	05/30/2006	191	309	—

		$997	$496	—%

JNL/Morgan Stanley Mid Cap Growth Fund
Airbnb Inc.	04/16/2014	$1,699	$2,104	1.0%
Chinese Yuan versus USD Put Option, Strike Price CNY 6.62, Expiration 06/19/15	06/20/2014	133	81	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/Morgan Stanley Mid Cap Growth Fund (continued)
Chinese Yuan versus USD Put Option, Strike Price CNY 6.65, Expiration 11/23/15	11/26/2014	$111	$171	0.1%
Dropbox Inc.	01/30/2014	483	483	0.2
Dropbox Inc.- Series A-1	07/19/2012	40	86	—
Flipkart	01/07/2013	245	1,277	0.6
Palantir Technologies Inc. - Series H	10/28/2013	79	181	0.1
Palantir Technologies Inc. - Series H1	10/28/2013	79	181	0.1
Palantir Technologies Inc.	07/20/2012	16	41	—

		$2,885	$4,605	2.1%

JNL/PIMCO Real Return Fund
BellSouth Corp., 4.18%, 04/26/21	04/17/2014	$18,593	$18,177	0.9%
Greensill Capital, 0.00%, 03/04/15	09/04/2014	5,050	4,960	0.3

		$23,643	$23,137	1.2%

JNL/PIMCO Total Return Bond Fund
BPCE SA, 12.50%, callable at 100 beginning 09/30/19	11/21/2014	$7,597	$7,560	0.2%
Bear Stearns Structured Products Inc. Trust REMIC, 1.47%, 03/25/37	12/04/2014	2,697	2,700	0.1
Blackstone CQP Holdco LP, 9.30%, 03/31/19	06/26/2014	2,237	2,193	—
General Electric Capital Corp., 3.80%, 06/18/19	07/09/2013	3,770	3,931	0.1
VTB Bank OJSC Via VTB Capital SA, 6.47%, 03/04/15	07/24/2014	4,835	4,767	0.1
Woolworths Ltd., 2.55%, 09/22/15	07/30/2014	5,068	5,062	0.1

		$26,204	$26,213	0.6%

JNL/PPM America High Yield Bond Fund
American Airlines Pass-Through Trust, 5.60%, 07/15/20	11/22/2013	$10,001	$10,214	0.4%
Delta Air Lines Inc. Pass-Through Trust, 6.38%, 01/02/16	02/08/2011	1,000	1,039	0.1
Jack Cooper Holdings Corp., 9.25%, 06/01/20	01/07/2013	2,991	2,966	0.1
Lone Pine Resources Canada Ltd.- Class A	12/05/2014	1,039	—	—
Lone Pine Resources Inc.- Class A	12/05/2014	1,039	—	—
Lone Pine Resources Inc. Escrow	12/05/2014	1,039	—	—

		$17,109	$14,219	0.6%

JNL/T. Rowe Price Established Growth Fund
Airbnb Inc.	04/16/2014	$6,792	$8,410	0.2%
Dropbox Inc.	11/11/2014	8,341	8,341	0.2
Flipkart Ltd.	12/17/2014	6,117	6,117	0.1
LivingSocial, Series F	11/18/2011	1,185	40	—

		$22,435	$22,908	0.5%

JNL/T. Rowe Price Mid-Cap Growth Fund
Atlassian Corp.	04/10/2014	$1,628	$1,933	0.1%
Atlassian Corp.- Class A	04/10/2014	1,246	1,480	0.1
Atlassian Corp.	04/10/2014	1,204	1,429	—
Atlassian Corp.	04/10/2014	608	722	—
Atlassian Corp.- Class A	04/10/2014	346	411	—
Atlassian Corp.- Class A	04/10/2014	239	283	—
Dropbox Inc.- Series A-1	05/02/2012	2,338	4,936	0.2
Dropbox Inc.- Series A	05/02/2012	476	1,005	—
Dropbox Inc.	05/02/2012	383	809	—
LivingSocial	04/01/2011	4,061	173	—
WeWork Co.	12/10/2014	2,591	2,591	0.1
WeWork Co.	12/10/2014	2,036	2,036	0.1
WeWork Co.	12/10/2014	521	521	—

		$17,677	$18,329	0.6%

Investments in Affiliates - See Note 8 in the Notes to Financial Statements for discussion of investments in affiliates. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC is aggregated with income from securities lending when received from the custodian. The following table details cash management investments in affiliates held at December 31, 2014. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2014.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/AllianceBernstein Dynamic Asset Allocation Fund	$-	$753	$1
JNL/AQR Managed Futures Strategy Fund	132,277	92,277	12
JNL/BlackRock Commodity Securities Strategy Fund	15,653	17,205	4
JNL/BlackRock Large Cap Select Growth Fund	8,761	16,002	2
JNL/Boston Partners Global Long Short Equity Fund	-	13,790	3
JNL/Brookfield Global Infrastructure and MLP Fund	16,094	29,514	4
JNL/Capital Guardian Global Balanced Fund	22,308	29,539	6
JNL/Capital Guardian Global Diversified Research Fund	17,268	20,736	2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/DFA U.S. Core Equity Fund	$5,151	$2,716	$1
JNL/Eagle SmallCap Equity Fund	6,411	-	2
JNL/Eastspring Investments Asia ex-Japan Fund	2,779	172	-
JNL/Eastspring Investments China-India Fund	7,811	11,320	1
JNL/Franklin Templeton Global Growth Fund	21,661	59,972	6
JNL/Franklin Templeton Global Multisector Bond Fund	178,628	134,062	14
JNL/Franklin Templeton Income Fund	61,934	80,912	14
JNL/Franklin Templeton International Small Cap Growth Fund	18,085	18,329	2
JNL/Franklin Templeton Mutual Shares Fund	75,343	97,087	13
JNL/Franklin Templeton Small Cap Value Fund	104,539	61,372	9
JNL/Goldman Sachs Core Plus Bond Fund	38,620	7,145	5
JNL/Goldman Sachs Emerging Markets Debt Fund	45,975	-	2
JNL/Goldman Sachs Mid Cap Value Fund	11,833	52,203	6
JNL/Goldman Sachs U.S. Equity Flex Fund	5,888	13,962	2
JNL/Invesco Global Real Estate Fund	33,418	39,830	5
JNL/Invesco International Growth Fund	74,016	108,738	15
JNL/Invesco Large Cap Growth Fund	28,550	19,290	2
JNL/Invesco Mid Cap Value Fund	19,741	18,079	3
JNL/Invesco Small Cap Growth Fund	30,008	29,065	3
JNL/Ivy Asset Strategy Fund	31,802	48,228	6
JNL/JPMorgan International Value Fund	10,487	8,508	2
JNL/JPMorgan MidCap Growth Fund	34,575	39,739	4
JNL/JPMorgan U.S. Government & Quality Bond Fund	53,668	96,357	9
JNL/Lazard Emerging Markets Fund	11,937	43,972	4
JNL/Mellon Capital Emerging Markets Index Fund	5,575	18,455	2
JNL/Mellon Capital European 30 Fund	1,673	566	-
JNL/Mellon Capital Pacific Rim 30 Fund	739	-	-
JNL/Mellon Capital S&P 500 Index Fund	76,304	58,774	8
JNL/Mellon Capital S&P 400 MidCap Index Fund	59,904	38,654	6
JNL/Mellon Capital Small Cap Index Fund	49,189	16,803	3
JNL/Mellon Capital International Index Fund	54,033	56,715	6
JNL/Mellon Capital Bond Index Fund	101,105	12,764	4
JNL/Mellon Capital Global Alpha Fund	33,700	2,787	1
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	1,418	844	-
JNL/Mellon Capital Utilities Sector Fund	29	877	-
JNL/Morgan Stanley Mid Cap Growth Fund	14,930	9,385	1
JNL/Neuberger Berman Strategic Income Fund	38,906	55,697	7
JNL/Oppenheimer Global Growth Fund	16,102	17,877	2
JNL/PPM America High Yield Bond Fund	76,390	105,445	12
JNL/PPM America Mid Cap Value Fund	2,518	1,382	-
JNL/PPM America Small Cap Value Fund	6,049	342	-
JNL/PPM America Value Equity Fund	926	1,275	-
JNL/Red Rocks Listed Private Equity Fund	6,238	3,796	1
JNL/S&P Competitive Advantage Fund	14,536	2,236	4
JNL/S&P Dividend Income & Growth Fund	10,767	22,760	4
JNL/S&P International 5 Fund	-	605	-
JNL/S&P Intrinsic Value Fund	15,783	14,921	2
JNL/S&P Mid 3 Fund	-	1,472	-
JNL/S&P Total Yield Fund	10,090	3,684	1
JNL/Scout Unconstrained Bond Fund	-	12,662	4
JNL/T. Rowe Price Established Growth Fund	2,001	1,193	-
JNL/T. Rowe Price Mid-Cap Growth Fund	1,000	526	-
JNL/T. Rowe Price Short-Term Bond Fund	8,187	9,997	1
JNL/T. Rowe Price Value Fund	4,492	9,903	-
JNL/WMC Balanced Fund	200,637	198,600	28
JNL/WMC Value Fund	49,376	19,057	3

	T. Rowe Price Reserves Investment Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/T. Rowe Price Established Growth Fund	$76,729	$60,804	$29
JNL/T. Rowe Price Mid-Cap Growth Fund	127,000	118,061	88
JNL/T. Rowe Price Short-Term Bond Fund	65,124	209,610	21
JNL/T. Rowe Price Value Fund	3,849	16,931	18

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

The following table details each Fund’s long term investments in affiliates held during the year ended December 31, 2014.

Fund	Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Dividend/ Interest Income	Realized Gain	Value End of Period
JNL/BlackRock Global Allocation Fund	iShares Gold Trust Fund	$5,085	$2,485	$-	$-	$-	$7,295
JNL/Mellon Capital S&P 500 Index Fund	Bank of New York Mellon Corp.	7,254	1,684	-	149	-	10,301
JNL/Mellon Capital International Index Fund	Prudential plc	9,863	695	590	264	388	10,311
JNL/Mellon Capital Bond Index Fund	Bank of New York Mellon Corp., 2.50%, 01/15/16	516	-	499	9	13	-
JNL/Mellon Capital Bond Index Fund	Bank of New York Mellon Corp., 3.55%, 09/23/21	613	-	-	21	-	627

Summary of Investments by Country (as a percentage of total long-term investments)*:

	JNL/BlackRock Global Allocation Fund	JNL/Capital Guardian Global Balanced Fund	JNL/Ivy Asset Strategy Fund	JNL/Red Rocks Listed Private Equity Fund
Argentina	0.5%	0.5%	–%	–%
Australia	2.7	0.6	–	–
Belgium	0.1	0.4	1.5	3.4
Bermuda	–	0.2	–	1.4
Brazil	2.1	1.1	–	–
Canada	1.6	1.9	–	8.0
Cayman Islands	–	–	–	–
Chile	0.2	0.3	–	–
China	1.0	2.5	2.2	–
Colombia	0.1	0.3	–	–
Croatia	–	0.1	–	–
Denmark	–	0.9	–	3.2
European Union	0.3	–	–	–
Finland	–	1.0	–	–
France	3.4	2.6	–	12.1
Germany	2.2	3.1	1.4	4.9
Greece	–	0.5	–	–
Hong Kong	0.9	3.4	10.3	–
Hungary	0.1	0.2	–	–
India	0.7	1.8	–	–
Indonesia	0.5	0.2	–	–
Ireland	0.4	2.7	–	–
Israel	0.2	0.2	–	–
Italy	1.0	1.2	–	–
Japan	11.0	8.5	0.7	–
Kazakhstan	0.1	–	–	–
Luxembourg	0.1	0.4	–	–
Macau	–	0.1	–	–
Malaysia	0.3	–	–	–
Mexico	2.4	2.2	–	–
Morocco	–	0.1	–	–
Netherlands	2.8	3.6	1.5	–
New Zealand	0.3	–	–	–
Norway	0.6	0.5	–	–
Peru	–	0.1	–	–
Poland	0.9	0.8	–	–
Portugal	0.1	0.2	–	–
Russian Federation	–	1.0	–	–
Singapore	1.3	0.7	–	–
Slovenia	–	0.1	–	–
South Africa	0.1	0.6	–	4.7
South Korea	0.7	1.5	–	–
Spain	0.4	1.4	–	–
Sweden	0.5	1.6	–	3.9
Switzerland	2.6	3.4	0.5	3.1
Taiwan	0.3	1.2	1.0	–
Thailand	0.2	0.1	–	–
Turkey	0.2	0.1	–	–
United Arab Emirates	0.2	0.2	–	–
United Kingdom	5.9	4.9	6.5	30.7
United States	51.0	41.0	74.4	24.6
Total Long-Term Investments	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those whose strategies included investment in non-U.S. securities as deemed significant by the Funds’ Adviser.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Options

	Expiration Date		Exercise Price	Contracts/Notional Contracts	Value

Barrier Option
JNL/BlackRock Global Allocation Fund
Euro Stoxx 50 Index Put Option, DUB	09/21/2018	EUR	2,586.07 / 2,165.83	1,006	$(393)

Exchange-Traded Futures Options
JNL/PIMCO Real Return Fund
10-Year U.S. Treasury Note Future Put Option	02/20/2015		126.00	21	$(12)

Foreign Currency Options
JNL/PIMCO Real Return Fund
Brazilian Real versus USD Call Option, DUB	07/01/2015	BRL	2.68	5,660,000	$(345)
Indian Rupee versus USD Call Option, JPM	03/10/2015	IDR	65.00	14,900,000	(117)

				20,560,000	$(462)

JNL/PIMCO Total Return Bond Fund
Australian Dollar versus USD Call Option, BOA	01/14/2015	AUD	0.90	5,300,000	$—
Australian Dollar versus USD Call Option, CSI	01/22/2015	AUD	0.89	8,000,000	—
Australian Dollar versus USD Call Option, DUB	01/08/2015	AUD	0.88	5,500,000	—
Australian Dollar versus USD Put Option, BOA	01/14/2015	AUD	0.84	5,300,000	(123)
Australian Dollar versus USD Put Option, DUB	01/16/2015	AUD	0.86	7,800,000	(302)
Brazilian Real versus USD Call Option, JPM	01/21/2015	BRL	2.80	4,700,000	(12)
Brazilian Real versus USD Call Option, JPM	01/23/2015	BRL	2.80	4,800,000	(14)
Brazilian Real versus USD Call Option, JPM	02/12/2015	BRL	2.90	6,200,000	(19)
Brazilian Real versus USD Call Option, MSC	01/28/2015	BRL	2.80	5,300,000	(21)
Brazilian Real versus USD Put Option, JPM	01/21/2015	BRL	2.30	4,700,000	—
Brazilian Real versus USD Put Option, JPM	01/23/2015	BRL	2.30	4,800,000	—
Brazilian Real versus USD Put Option, JPM	02/12/2015	BRL	2.40	6,200,000	(1)
Brazilian Real versus USD Put Option, MSC	01/28/2015	BRL	2.30	5,300,000	—
Euro versus USD Call Option, BCL	01/20/2015	EUR	1.27	4,000,000	(1)
Euro versus USD Call Option, BCL	01/20/2015	EUR	1.26	7,900,000	(3)
Euro versus USD Call Option, CIT	02/13/2015	EUR	1.27	9,100,000	(12)
Euro versus USD Call Option, DUB	02/10/2015	EUR	1.26	19,500,000	(30)
Euro versus USD Call Option, DUB	01/27/2015	EUR	1.27	7,900,000	(3)
Euro versus USD Call Option, DUB	02/18/2015	EUR	1.27	7,800,000	(9)
Indian Rupee versus USD Call Option, BCL	01/16/2015	INR	63.90	5,200,000	(15)
Indian Rupee versus USD Call Option, BCL	02/25/2015	INR	64.25	5,300,000	(48)
Indian Rupee versus USD Call Option, BCL	01/27/2015	INR	63.27	10,200,000	(97)
Indian Rupee versus USD Call Option, BCL	02/05/2015	INR	63.85	6,100,000	(45)
Indian Rupee versus USD Call Option, CSI	02/05/2015	INR	64.00	3,400,000	(23)
Indian Rupee versus USD Call Option, DUB	01/28/2015	INR	63.15	6,300,000	(68)
Indian Rupee versus USD Call Option, JPM	01/22/2015	INR	63.40	3,800,000	(28)
Indian Rupee versus USD Call Option, JPM	05/12/2015	INR	65.90	32,100,000	(427)
Indian Rupee versus USD Call Option, UBS	02/25/2015	INR	64.25	10,300,000	(94)
Indian Rupee versus USD Put Option, BCL	01/16/2015	INR	60.90	5,200,000	—
Indian Rupee versus USD Put Option, DUB	01/28/2015	INR	60.92	6,300,000	—
Japanese Yen versus USD Put Option, BCL	03/12/2015	JPY	112.00	12,500,000	(76)
Japanese Yen versus USD Put Option, BNP	01/05/2015	JPY	110.50	5,600,000	—
Japanese Yen versus USD Put Option, BNP	02/09/2015	JPY	111.75	9,400,000	(7)
Japanese Yen versus USD Put Option, BNP	02/09/2015	JPY	111.50	4,500,000	(3)
Japanese Yen versus USD Put Option, BNP	01/12/2015	JPY	115.00	10,200,000	(4)
Japanese Yen versus USD Put Option, BOA	02/18/2019	JPY	80.00	2,500,000	(35)
Japanese Yen versus USD Put Option, BOA	02/09/2015	JPY	112.00	4,300,000	(3)
Japanese Yen versus USD Put Option, BOA	05/22/2015	JPY	113.00	21,200,000	(174)
Japanese Yen versus USD Put Option, CIT	09/30/2015	JPY	99.00	24,100,000	(55)
Japanese Yen versus USD Put Option, CIT	01/23/2015	JPY	111.90	11,300,000	(3)
Japanese Yen versus USD Put Option, CIT	05/15/2015	JPY	112.00	3,800,000	(24)
Japanese Yen versus USD Put Option, CIT	03/13/2015	JPY	112.88	7,200,000	(23)
Japanese Yen versus USD Put Option, CSI	01/20/2015	JPY	112.00	23,100,000	(5)
Japanese Yen versus USD Put Option, CSI	05/14/2015	JPY	111.40	5,900,000	(32)
Japanese Yen versus USD Put Option, DUB	03/25/2015	JPY	112.85	7,200,000	(29)
Japanese Yen versus USD Put Option, DUB	05/22/2015	JPY	112.50	10,000,000	(74)
Japanese Yen versus USD Put Option, JPM	11/10/2015	JPY	109.00	10,000,000	(115)
Japanese Yen versus USD Put Option, JPM	02/13/2015	JPY	112.60	13,700,000	(17)
Japanese Yen versus USD Put Option, JPM	05/15/2015	JPY	112.00	2,100,000	(13)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Options

	Expiration Date		Exercise Price	Contracts/ Notional Contracts	Value

Foreign Currency Options (continued)
JNL/PIMCO Total Return Bond Fund (continued)
Japanese Yen versus USD Put Option, MSC	01/20/2015	JPY	112.00	11,400,000	$(2)
Japanese Yen versus USD Put Option, UBS	07/03/2015	JPY	100.00	11,200,000	(12)
Japanese Yen versus USD Put Option, UBS	01/07/2015	JPY	110.50	7,200,000	—
Japanese Yen versus USD Put Option, UBS	02/09/2015	JPY	112.00	3,600,000	(3)
Japanese Yen versus USD Put Option, UBS	02/09/2015	JPY	111.50	4,600,000	(3)
Japanese Yen versus USD Put Option, UBS	01/12/2015	JPY	112.50	7,000,000	(1)
Japanese Yen versus USD Put Option, UBS	05/12/2015	JPY	110.00	13,300,000	(52)
Japanese Yen versus USD Put Option, UBS	02/11/2015	JPY	112.50	7,100,000	(7)
Mexican Peso versus USD Call Option, BOA	01/06/2015	MXN	13.90	6,700,000	(385)
Mexican Peso versus USD Call Option, BOA	01/28/2015	MXN	14.00	4,800,000	(251)
Mexican Peso versus USD Call Option, CSI	02/02/2015	MXN	14.50	6,200,000	(140)
Mexican Peso versus USD Call Option, JPM	02/26/2015	MXN	14.35	18,200,000	(623)
Mexican Peso versus USD Put Option, BOA	01/28/2015	MXN	13.45	4,800,000	—

				519,000,000	$(3,566)

Index Options
JNL/BlackRock Global Allocation Fund
Ibovespa Index Put Option, MSC	02/18/2015	BRL	50,617.48	122	$(238)
MSGAJPLL Index Put Option, MSC	12/11/2015		128.68	5,959,595	(410)
MSGAJPTL Index Put Option, MSC	12/11/2015		137.22	1,538,635	(120)
Nikkei 225 Index Call Option, CGM	03/13/2015	JPY	19,500.00	133,271	(150)
Nikkei 225 Index Put Option, CGM	03/13/2015	JPY	15,500.00	133,271	(217)
Russell 2000 Index Call Option, BOA	02/20/2015		1,255.00	15,175	(171)
Russell 2000 Index Call Option, DUB	01/16/2015		1,230.00	15,759	(112)
Russell 2000 Index Put Option, BOA	02/20/2015		1,085.00	15,175	(133)
Russell 2000 Index Put Option, DUB	01/16/2015		1,050.00	15,759	(23)
S&P 500 Index Call Option, MSC	02/20/2015		2,155.00	7,511	(43)
S&P 500 Index Put Option, MSC	02/20/2015		1,935.00	7,511	(147)
Taiwan Stock Exchange Index Put Option, CIT	09/21/2016	TWD	8,100.70	29,600	(316)
Tokyo Stock Price Index Call Option, BNP	09/11/2015	JPY	1,660.07	525,544	(76)
Tokyo Stock Price Index Call Option, BOA	12/11/2015	JPY	1,627.28	1,106,462	(297)
Tokyo Stock Price Index Call Option, CIT	12/11/2015	JPY	1,600.00	1,160,224	(367)
Tokyo Stock Price Index Call Option, GSI	06/12/2015	JPY	1,490.61	1,168,522	(377)
Tokyo Stock Price Index Put Option, BNP	09/11/2015	JPY	1,161.53	525,544	(106)
Tokyo Stock Price Index Put Option, BOA	09/11/2015	JPY	1,300.00	655,778	(512)
Tokyo Stock Price Index Put Option, BOA	12/11/2015	JPY	1,171.64	1,106,462	(348)
Tokyo Stock Price Index Put Option, CIT	12/11/2015	JPY	1,170.00	1,160,224	(361)
Tokyo Stock Price Index Put Option, GSI	06/12/2015	JPY	1,136.91	1,168,522	(107)
Tokyo Stock Price Index Put Option, MSC	06/12/2015	JPY	1,187.78	625,366	(90)
Tokyo Stock Price Index Put Option, MSC	09/11/2015	JPY	1,275.00	538,544	(217)

				17,612,576	$(4,938)

JNL/Ivy Asset Strategy Fund
S&P 500 Index Put Option, BOA	01/16/2015		1,825.00	297	$(71)
S&P 500 Index Put Option, JPM	03/19/2015		1,800.00	297	(443)

				594	$(514)

JNL/PIMCO Real Return Fund
iTraxx Europe Main Series 22 Call Option, BNP	01/21/2015		0.60	67	$(8)
iTraxx Europe Main Series 22 Call Option, CIT	02/18/2015		0.55	63	(6)
iTraxx Europe Main Series 22 Call Option, JPM	01/21/2015		0.60	62	(7)
iTraxx Europe Main Series 22 Call Option, JPM	02/18/2015		0.55	30	(3)
iTraxx Europe Main Series 22 Call Option, JPM	03/18/2015		0.50	27	(2)
iTraxx Europe Main Series 22 Put Option, BNP	01/21/2015		0.90	67	(1)
iTraxx Europe Main Series 22 Put Option, CIT	02/18/2015		0.85	63	(6)
iTraxx Europe Main Series 22 Put Option, JPM	01/21/2015		1.00	62	—
iTraxx Europe Main Series 22 Put Option, JPM	02/18/2015		0.85	30	(3)
iTraxx Europe Main Series 22 Put Option, JPM	03/18/2015		0.85	27	(5)

				498	$(41)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value

Index Options (continued)
JNL/PIMCO Total Return Bond Fund
iTraxx Europe Main Series 22 Call Option, BNP	01/21/2015	0.60	71	$(8)
iTraxx Europe Main Series 22 Call Option, CIT	01/21/2015	0.60	137	(16)
iTraxx Europe Main Series 22 Call Option, CIT	02/18/2015	0.55	238	(23)
iTraxx Europe Main Series 22 Call Option, JPM	01/21/2015	0.60	66	(8)
iTraxx Europe Main Series 22 Call Option, JPM	02/18/2015	0.55	93	(9)
iTraxx Europe Main Series 22 Put Option, BNP	01/21/2015	0.90	71	(1)
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	1.00	49	—
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	0.90	88	(1)
iTraxx Europe Main Series 22 Put Option, CIT	02/18/2015	0.85	238	(23)
iTraxx Europe Main Series 22 Put Option, JPM	01/21/2015	1.00	66	—
iTraxx Europe Main Series 22 Put Option, JPM	02/18/2015	0.85	93	(9)

			1,210	$(98)

Inflation-Capped/Floor Options
JNL/PIMCO Real Return Fund
Cap-CPURNSA Index Option, JPM	04/22/2024	4.00	194	$(39)
Cap-CPURNSA Index Option, JPM	05/16/2024	4.00	17	(4)
Floor - CPURNSA Index Option, BNP	03/01/2018	0.00	28	(3)
Floor - CPURNSA Index Option, CIT	09/29/2020	217.97	31	(1)
Floor - CPURNSA Index Option, DUB	01/22/2018	0.00	37	(6)

			307	$(53)

JNL/PIMCO Total Return Bond Fund
Floor - CPURNSA Index Option, CIT	03/12/2020	215.95	18	$(1)
Floor - CPURNSA Index Option, CIT	09/29/2020	217.97	64	(2)
Floor - CPURNSA Index Option, DUB	03/10/2020	215.95	19	(1)

			101	$(4)

Interest Rate Swaptions
JNL/BlackRock Global Allocation Fund
Call Swaption, 3-Month LIBOR versus 1.47% fixed, DUB	03/31/2015	N/A	103,057,419	$(133)
Call Swaption, 3-Month LIBOR versus 2.05% fixed, BOA	02/17/2015	N/A	33,540,167	(57)

			136,597,586	$(190)

JNL/PIMCO Real Return Fund
Call Swaption, 3-Month LIBOR versus 2.30% fixed, MSC	02/18/2015	N/A	687	$(585)
Call Swaption, 3-Month LIBOR versus 2.55% fixed, DUB	03/20/2015	N/A	526	(640)
Call Swaption, 3-Month LIBOR versus 2.75% fixed, JPM	02/18/2015	N/A	47	(40)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, MSC	12/11/2017	N/A	504	(1,614)
Put Swaption, 3-Month LIBOR versus 2.75% fixed, JPM	02/18/2015	N/A	47	(3)
Put Swaption, 3-Month LIBOR versus 2.75% fixed, MSC	02/18/2015	N/A	687	(42)

			2,498	$(2,924)

JNL/PIMCO Total Return Bond Fund
Call Swaption, 6-Month Euribor versus 0.95% fixed, DUB	03/23/2015	N/A	101	$(191)
Put Swaption 3-Month LIBOR versus 2.52%, MSC	09/18/2015	N/A	1,477	(993)
Put Swaption 3-Month LIBOR versus 2.77%, MSC	01/23/2015	N/A	577	—
Put Swaption 3-Month LIBOR versus 2.82%, MSC	01/30/2015	N/A	42	—
Put Swaption 3-Month LIBOR versus 3.25%, MSC	03/02/2015	N/A	107	(8)
Put Swaption 3-Month LIBOR versus 3.27%, DUB	03/27/2015	N/A	213	(42)
Put Swaption 3-Month LIBOR versus 3.30%, MSC	01/30/2015	N/A	98	—
Put Swaption 3-Month LIBOR versus 3.32%, MSC	01/16/2015	N/A	190	—
Put Swaption, 3-Month LIBOR versus 2.60% fixed, MSS	09/14/2015	N/A	454	(256)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, MSS	02/02/2015	N/A	317	(3)
Put Swaption, 6-Month Euribor versus 1.55% fixed, DUB	03/23/2015	N/A	101	(3)

			3,677	$(1,496)

Options on Securities
JNL/Boston Partners Global Long Short Equity Fund
CVS Caremark Corp. Call Option	01/17/2015	90.00	600	$(392)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value

Options on Securities (continued)
JNL/BlackRock Global Allocation Fund
AbbVie Inc. Call Option, BBP	06/19/2015	65.00	164,400	$(706)
Aetna, Inc. Call Option, BBP	06/19/2015	90.00	133,900	(643)
Anadarko Petroleum Corp. Call Option, BCL	02/20/2015	95.00	137,375	(169)
Cimarex Energy Co. Call Option, CGM	03/20/2015	130.00	16,397	(33)
Coach Inc. Put Option, BOA	02/20/2015	42.50	56,733	(301)
CONSOL Energy Inc. Put Option, BCL	04/17/2015	38.00	82,450	(416)
CONSOL Energy Inc. Put Option, UBS	04/17/2015	39.00	131,173	(767)
Delphi Automotive PLC Call Option, MSC	01/16/2015	82.50	8,600	—
Delphi Automotive PLC Put Option, MSC	01/16/2015	65.00	8,600	(2)
Diamondback Energy Inc. Call Option, GSC	01/17/2015	65.00	32,725	(26)
Diamondback Energy Inc. Put Option, GSC	01/16/2015	65.00	32,725	(190)
eBay Inc. Call Option, CGM	01/16/2015	57.50	30,928	(12)
EOG Resources Inc. Call Option, GSC	04/17/2015	100.00	16,597	(71)
EOG Resources Inc. Put Option, BCL	04/17/2015	100.00	32,793	(384)
General Electric Co. Put Option	06/19/2015	23.00	327,132	(177)
Gilead Sciences Call Option, CIT	01/15/2016	110.00	33,800	(274)
Gilead Sciences Put Option, CIT	01/15/2016	85.00	33,800	(287)
Humana Inc. Call Option, GSI	06/19/2015	155.00	80,758	(434)
Johnson & Johnson Call Option, DUB	07/17/2015	117.50	339,000	(229)
Lululemon Athletica Inc. Call Option, CGM	03/20/2015	52.50	35,620	(210)
Marathon Petroleum Corp. Call Option, DUB	04/17/2015	100.00	81,650	(180)
MetLife Inc. Call Option, GSC	01/15/2016	67.50	267,244	(140)
Mylan Inc. Call Option, BOA	01/16/2015	55.00	80,750	(154)
Ocean Rig UDW Inc. Put Option, MSC	03/20/2015	15.00	408	(245)
Pfizer Inc. Call Option, CGM	01/15/2016	37.50	668,300	(231)
Procter & Gamble Co. Call Option	01/17/2015	85.00	406	(274)
Prudential Financial Inc. Call Option, CGM	01/15/2016	105.00	207,438	(664)
SPDR Gold Trust ETF Call Option, JPM	09/18/2015	140.00	73,000	(67)
SPDR Gold Trust ETF Put Option, JPM	09/18/2015	108.00	73,000	(314)
Tesoro Corp. Call Option, CGM	02/20/2015	75.00	47,197	(212)
The Coca-Cola Co. Call Option	02/20/2015	44.00	384	(17)
The Coca-Cola Co. Call Option	05/15/2015	45.00	397	(29)
Transocean Ltd. Put Option, GSC	01/16/2015	32.00	66,195	(910)
Transocean Ltd. Put Option, GSC	01/16/2015	32.00	132,405	(1,821)
Transocean Ltd. Put Option, GSI	01/16/2015	38.00	94,481	(1,861)
UnitedHealth Group Inc. Call Option, BCL	03/20/2015	87.50	32,725	(494)

			3,561,486	$(12,944)

JNL/Ivy Asset Strategy Fund
Dow Chemical Co. Call Option, SGB	01/17/2015	60.00	1,316	$(1)
Dow Chemical Co. Put Option, SGB	01/17/2015	47.00	1,316	(216)
Exxon Mobil Corp. Put Option, DUB	04/17/2015	75.00	841	(56)
Schlumberger Ltd. Call Option, SGB	02/20/2015	100.00	420	(13)
Schlumberger Ltd. Call Option, SGB	05/15/2015	105.00	525	(38)
Schlumberger Ltd. Put Option, SGB	02/20/2015	70.00	420	(21)
Schlumberger Ltd. Put Option, SGB	05/15/2015	70.00	420	(63)

			5,258	$(408)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
JNL/Alliance Bernstein Dynamic Asset Allocation Fund
Options outstanding at December 31, 2013	–	$–
Options written during the year	(3,034)	39
Options closed during the year	3,034	(39)

Options outstanding at December 31,2014	–	$–

JNL/BlackRock Global Allocation Fund
Options outstanding at December 31, 2013	214,190,199	$4,483
Options written during the year	890,533,298	56,029
Options closed during the year	(944,123,974)	(40,580)
Options exercised during the year	(304,483)	(1,664)
Options expired during the year	(2,522,386)	(4,829)

Options outstanding at December 31, 2014	157,772,654	$13,439

JNL/Boston Partners Global Long Short Equity Fund
Options outstanding at December 31, 2013	–	$–
Options written during the year	600	102

Options outstanding at December 31,2014	600	$102

JNL/Ivy Asset Strategy Fund
Options outstanding at December 31, 2013	9,337	$1,698
Options written during the year	79,699	18,118
Options closed during the year	(25,238)	(8,910)
Options exercised during the year	(2,223)	(62)
Options expired during the year	(55,693)	(8,171)

Options outstanding at December 31, 2014	5,852	$2,673

JNL/PIMCO Real Return Fund
Options outstanding at December 31, 2013	14,186	$4,432
Options written during the year	145,977,941	5,585
Options closed during the year	(19,684,805)	(795)
Options expired during the year	(105,743,998)	(5,472)

Options outstanding at December 31, 2014	20,563,324	$3,750

JNL/PIMCO Total Return Fund
Options outstanding at December 31, 2013	8,925	$2,812
Options written during the year	808,982,070	20,270
Options closed during the year	(289,970,988)	(9,033)
Options expired during the year	(15,019)	(5,706)

Options outstanding at December 31, 2014	519,004,988	$8,343

Schedule of Exchange Traded Futures Options

	Expiration Date	Exercise Price	Variation Margin Receivable/ (Payable)	Purchased Contracts	Unrealized (Depreciation)

JNL/Mellon Capital Global Alpha Fund
Euro-Bund Put Option	02/20/2015	EUR 161.00	$–	111	$(532)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AllianceBernstein Dynamic Asset Allocation Fund
ASX SPI 200 Index Future	March 2015	2	$1
Australia Commonwealth Treasury Bond Future, 10-Year	March 2015	3	3
Brent Crude Oil Future	March 2015	1	(7)
Canadian Government Bond Future, 10-Year	March 2015	2	2
Euro STOXX 50 Future	March 2015	35	59
FTSE 100 Index Future	March 2015	7	24
Hang Seng Index Future	January 2015	1	2
Tokyo Price Index Future	March 2015	7	(5)
U.K. Long Gilt Future	March 2015	1	2
U.S. Treasury Note Future, 10-Year	March 2015	7	3
U.S. Treasury Note Future, 5-Year	March 2015	6	—
Ultra Long Term U.S. Treasury Bond Future	March 2015	3	8

			$92

JNL/AQR Managed Futures Strategy Fund
3-Month Euro Euribor Interest Rate Future	June 2015	(182)	$(15)
3-Month Euro Euribor Interest Rate Future	September 2015	(7)	(1)
3-Month Euro Euribor Interest Rate Future	December 2015	129	14
3-Month Euro Euribor Interest Rate Future	March 2016	271	44
3-Month Euro Euribor Interest Rate Future	June 2016	399	100
3-Month Euro Euribor Interest Rate Future	September 2016	524	103
3-Month Euro Euribor Interest Rate Future	December 2016	518	88
3-Month Euro Swiss Franc Interest Rate Future	June 2015	(73)	(23)
3-Month Euro Swiss Franc Interest Rate Future	September 2015	(22)	(9)
3-Month Sterling Interest Rate Future	June 2015	540	288
3-Month Sterling Interest Rate Future	September 2015	564	349
3-Month Sterling Interest Rate Future	December 2015	588	385
3-Month Sterling Interest Rate Future	March 2016	607	355
3-Month Sterling Interest Rate Future	June 2016	618	365
3-Month Sterling Interest Rate Future	September 2016	628	386
3-Month Sterling Interest Rate Future	December 2016	641	194
90-Day Eurodollar Future	June 2015	(250)	(10)
90-Day Eurodollar Future	September 2015	(10)	(1)
90-Day Eurodollar Future	December 2015	72	(13)
90-Day Eurodollar Future	March 2016	54	(10)
90-Day Eurodollar Future	June 2016	72	(15)
90-Day Eurodollar Future	September 2016	121	(34)
90-Day Eurodollar Future	December 2016	189	(58)
Amsterdam Exchanges Index Future	January 2015	87	(14)
ASX SPI 200 Index Future	March 2015	(92)	(475)
Australia Commonwealth Treasury Bond Future, 10-Year	March 2015	307	407

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AQR Managed Futures Strategy Fund (continued)
Australia Commonwealth Treasury Bond Future, 3-Year	March 2015	1,531	$463
Brent Crude Oil Future	February 2015	(155)	1,902
CAC40 10 Euro Future	January 2015	(48)	(126)
Canadian Bank Acceptance Future	March 2015	(14)	—
Canadian Bank Acceptance Future	June 2015	(131)	6
Canadian Government Bond Future, 10-Year	March 2015	429	602
Cocoa Future	March 2015	31	20
Cocoa Future	March 2015	(9)	(5)
Coffee ‘C’ Future	March 2015	5	(48)
Copper Future	March 2015	(170)	380
Cotton No. 2 Future	March 2015	(119)	(19)
Dow Jones Industrial Average E-Mini Index Future	March 2015	338	744
Euro STOXX 50 Future	March 2015	60	(18)
Euro-Bobl Future	March 2015	400	322
Euro-Bund Future	March 2015	169	574
Euro-Buxl Future	March 2015	53	469
Euro-Schatz Future	March 2015	724	41
FTSE 100 Index Future	March 2015	(32)	(161)
FTSE/JSE Top 40 Index Future	March 2015	(85)	(138)
FTSE/MIB Index Future	March 2015	(11)	(36)
Gas Oil Future	February 2015	(231)	945
German Stock Index Future	March 2015	37	207
Gold 100 Oz. Future	February 2015	(62)	82
Hang Seng China Enterprises Index Future	January 2015	85	25
Hang Seng Index Future	January 2015	17	(24)
IBEX 35 Index Future	January 2015	11	17
Japanese Government Bond Future, 10-Year	March 2015	92	638
KCBT Wheat Future	March 2015	11	(29)
KOSPI 200 Future	March 2015	(131)	174
Lean Hogs Future	February 2015	(104)	118
LME Aluminum Future	March 2015	(30)	70
LME Copper Future	March 2015	(89)	152
LME Nickel Future	March 2015	(2)	13
LME Zinc Future	March 2015	(14)	(11)
MSCI Taiwan Index Future	January 2015	9	4
NASDAQ 100 E-Mini Future	March 2015	292	357
Natural Gas Future	February 2015	(194)	1,579
NY Harbor ULSD Future	February 2015	(151)	1,062
Platinum Future	March 2015	(57)	(23)
RBOB Gasoline Future	February 2015	(97)	677
Russell 2000 Mini Index Future	March 2015	138	166
S&P 500 E-Mini Index Future	March 2015	256	528
S&P MidCap 400 E-Mini Index Future	March 2015	169	351
S&P/Toronto Stock Exchange 60 Index Future	March 2015	38	94
SGX CNX Nifty Index Future	January 2015	334	11
SGX MSCI Singapore Index Future	January 2015	61	22
Silver Future	March 2015	(21)	35
Soybean Future	March 2015	64	(73)
Soybean Meal Future	March 2015	74	(73)
Soybean Oil Future	March 2015	(124)	(2)
Sugar #11 (World Markets) Future	March 2015	(1,323)	2,375
Tokyo Price Index Future	March 2015	177	211

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AQR Managed Futures Strategy Fund (continued)
U.K. Long Gilt Future	March 2015	139	$548
U.S. Treasury Long Bond Future	March 2015	235	792
U.S. Treasury Note Future, 10-Year	March 2015	517	88
U.S. Treasury Note Future, 2-Year	March 2015	340	(112)
U.S. Treasury Note Future, 5-Year	March 2015	808	(246)
WTI Crude Oil Future	February 2015	(21)	115

			$18,235

JNL/BlackRock Global Allocation Fund
ASX SPI 200 Index Future	March 2015	4	$18
CAC40 10 Euro Future	January 2015	(3)	(1)
Euro STOXX 50 Future	March 2015	62	2
FTSE 100 Index Future	March 2015	57	199
NASDAQ 100 E-Mini Future	March 2015	15	45
S&P 500 E-Mini Index Future	March 2015	(675)	(842)
Tokyo Price Index Future	March 2015	121	(305)
Yen Denominated Nikkei 225 Future	March 2015	242	139

			$(745)

JNL/Goldman Sachs Core Plus Bond Fund
90-Day Eurodollar Future	June 2015	348	$20
90-Day Eurodollar Future	September 2015	174	21
Canadian Government Bond Future, 10-Year	March 2015	104	241
Euro-Bobl Future	March 2015	36	19
Euro-BTP Future	March 2015	76	157
Euro-Bund Future	March 2015	(51)	(121)
Euro-Buxl Future	March 2015	(4)	(10)
Euro-OAT Future	March 2015	(28)	(76)
Japanese Government Bond Future, 10-Year	March 2015	(25)	(144)
U.S. Treasury Long Bond Future	March 2015	(261)	(611)
U.S. Treasury Note Future, 10-Year	March 2015	(263)	(38)
U.S. Treasury Note Future, 2-Year	March 2015	299	(84)
U.S. Treasury Note Future, 5-Year	March 2015	95	21
Ultra Long Term U.S. Treasury Bond Future	March 2015	(253)	(1,470)

			$(2,075)

JNL/Goldman Sachs Emerging Markets Debt Fund
90-Day Eurodollar Future	June 2015	224	$13
90-Day Eurodollar Future	September 2015	112	13
Euro-Bund Future	March 2015	(16)	(51)
U.S. Treasury Long Bond Future	March 2015	33	82
U.S. Treasury Note Future, 10-Year	March 2015	(515)	(166)
U.S. Treasury Note Future, 2-Year	March 2015	1	—
U.S. Treasury Note Future, 5-Year	March 2015	(318)	29
Ultra Long Term U.S. Treasury Bond Future	March 2015	(30)	(58)

			$(138)

JNL/Mellon Capital Emerging Market Index Fund
Mini MSCI Emerging Markets Index Future	March 2015	265	$316

JNL/Mellon Capital S&P 500 Index Fund
S&P 500 E-Mini Index Future	March 2015	639	$58

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/Mellon Capital S&P 400 Mid Cap Index Fund
S&P MidCap 400 E-Mini Index Future	March 2015	245	$293

JNL/Mellon Capital Small Cap Index Fund
Russell 2000 Mini Index Future	March 2015	165	$632

JNL/Mellon Capital International Index Fund
ASX SPI 200 Index Future	March 2015	69	$346
Euro STOXX 50 Future	March 2015	544	1,185
FTSE 100 Index Future	March 2015	200	1,078
Tokyo Price Index Future	March 2015	121	(287)

			$2,322

JNL/Mellon Capital Global Alpha Fund
Amsterdam Exchanges Index Future	January 2015	37	$240
ASX SPI 200 Index Future	March 2015	7	38
Australia Commonwealth Treasury Bond Future, 10-Year	March 2015	(36)	(34)
CAC40 10 Euro Future	January 2015	18	68
Canadian Government Bond Future, 10-Year	March 2015	31	48
Euro-Bund Future	March 2015	(8)	—
FTSE 100 Index Future	March 2015	(59)	(346)
FTSE/MIB Index Future	March 2015	8	35
German Stock Index Future	March 2015	17	170
Hang Seng Index Future	January 2015	23	28
IBEX 35 Index Future	January 2015	(12)	(50)
S&P 500 E-Mini Index Future	March 2015	(85)	(100)
S&P/Toronto Stock Exchange 60 Index Future	March 2015	(5)	(36)
SGX Japanese Government Bond Future, 10-Year	March 2015	(178)	(87)
Tokyo Price Index Future	March 2015	67	(162)
U.K. Long Gilt Future	March 2015	(3)	(5)
U.S. Treasury Note Future, 10-Year	March 2015	48	23

			$(170)

JNL/Neuberger Berman Strategic Income Fund
3-Month Euro Euribor Interest Rate Future	December 2015	21	$2
3-Month Euro-Yen Future	March 2015	58	3
3-Month Euro-Yen Future	June 2015	63	(1)
3-Month New Zealand Bank Bill Future	December 2015	39	12
90-Day Eurodollar Future	December 2016	106	6
British Pound Future	March 2015	(20)	13
Euro FX Currency Future	March 2015	(241)	637
Euro-Buxl Future	March 2015	(90)	(775)
Mexican Peso Future	March 2015	(183)	265
New Zealand Dollar Future	March 2015	(38)	(22)
SGX Japanese Government Bond Future, 10-Year	March 2015	(174)	(126)
South African Rand Future	March 2015	(131)	137
U.K. Long Gilt Future	March 2015	52	220
U.S. Treasury Long Bond Future	March 2015	9	34
U.S. Treasury Note Future, 10-Year	March 2015	(1,030)	(650)
U.S. Treasury Note Future, 2-Year	March 2015	(120)	30
U.S. Treasury Note Future, 5-Year	March 2015	(224)	(37)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/Neuberger Berman Strategic Income Fund (continued)
Ultra Long Term U.S. Treasury Bond Future	March 2015	(101)	$(681)

			$(933)

JNL/PIMCO Real Return Fund
90-Day Eurodollar Future	March 2016	(144)	$(4)
90-Day Eurodollar Future	June 2016	(144)	(7)
90-Day Eurodollar Future	September 2016	(144)	(9)
90-Day Eurodollar Future	December 2016	(144)	(10)
Euro-Bund Future	March 2015	(352)	(1,205)
U.S. Treasury Long Bond Future	March 2015	90	29
U.S. Treasury Note Future, 10-Year	March 2015	(630)	(276)

			$(1,482)

JNL/PIMCO Total Return Bond Fund
3-Month Sterling Interest Rate Future	March 2015	(116)	$(44)
3-Month Sterling Interest Rate Future	June 2015	(156)	(102)
3-Month Sterling Interest Rate Future	September 2015	(789)	(663)
90-Day Eurodollar Future	June 2015	(1,601)	(18)
90-Day Eurodollar Future	September 2015	(1,597)	30
90-Day Eurodollar Future	December 2015	(853)	61
90-Day Eurodollar Future	March 2016	(355)	22
Canadian Government Bond Future, 10-Year	March 2015	(150)	(345)
Euro-BTP Future	March 2015	1,469	3,041
Euro-Bund Future	March 2015	(964)	(3,574)
U.S. Treasury Long Bond Future	March 2015	4,435	8,789
U.S. Treasury Note Future, 10-Year	March 2015	9,148	4,929

			$12,126

JNL/PPM America Floating Rate Income Fund
U.S. Treasury Long Bond Future	March 2015	(7)	$(28)
U.S. Treasury Note Future, 10-Year	March 2015	(78)	(54)
U.S. Treasury Note Future, 5-Year	March 2015	(62)	2

			$(80)

JNL/PPM America High Yield Bond Fund
U.S. Treasury Long Bond Future	March 2015	(153)	$(517)
U.S. Treasury Note Future, 10-Year	March 2015	(526)	(323)
U.S. Treasury Note Future, 5-Year	March 2015	(372)	36
Ultra Long Term U.S. Treasury Bond Future	March 2015	(215)	(1,513)

			$(2,317)

JNL/Scout Unconstrained Bond Fund
U.S. Treasury Long Bond Future	March 2015	(1,730)	$(6,093)
U.S. Treasury Note Future, 10-Year	March 2015	(415)	(283)

			$(6,376)

JNL/T.Rowe Price Short-Term Bond Fund
U.S. Treasury Note Future, 5-Year	March 2015	(29)	$(1)

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/WMC Balanced Fund
U.S. Treasury Note Future, 10-Year	March 2015	(157)	$46
U.S. Treasury Note Future, 5-Year	March 2015	(355)	(67)

			$(21)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/AllianceBernstein Dynamic Asset Allocation Fund
AUD/USD	03/18/2015	JPM	AUD	52	$42	$—
AUD/USD	03/18/2015	RBS	AUD	194	158	(7)
CHF/USD	03/18/2015	JPM	CHF	158	159	(2)
EUR/USD	03/18/2015	JPM	EUR	890	1,078	(22)
GBP/USD	03/18/2015	JPM	GBP	144	224	(2)
JPY/USD	03/18/2015	RBS	JPY	17,827	149	(2)
JPY/USD	03/18/2015	JPM	JPY	46,564	389	(5)
SEK/USD	03/18/2015	JPM	SEK	949	122	(4)
USD/AUD	03/18/2015	JPM	AUD	(225)	(183)	8
USD/CHF	03/18/2015	JPM	CHF	(56)	(56)	—
USD/EUR	03/18/2015	JPM	EUR	(421)	(510)	7
USD/EUR	03/18/2015	CIT	EUR	(276)	(334)	9
USD/GBP	03/18/2015	JPM	GBP	(17)	(27)	—
USD/GBP	03/18/2015	JPM	GBP	(73)	(114)	—
USD/JPY	03/18/2015	JPM	JPY	(5,623)	(47)	(1)
USD/JPY	03/18/2015	JPM	JPY	(30,723)	(257)	—
USD/SEK	03/18/2015	JPM	SEK	(197)	(25)	—

					$768	$(21)

JNL/AQR Managed Futures Strategy Fund
CAD/USD	03/18/2015	CSI	CAD	14,521	$12,479	$(240)
CHF/USD	03/18/2015	CSI	CHF	41	41	—
COP/USD	03/18/2015	CSI	COP	100,000	42	(1)
CZK/USD	03/18/2015	CSI	CZK	43,971	1,923	(52)
EUR/USD	03/18/2015	CSI	EUR	38,583	46,720	(1,241)
EUR/USD	03/18/2015	RBS	EUR	2	2	—
GBP/USD	03/18/2015	CSI	GBP	6,480	10,095	(59)
GBP/USD	03/18/2015	CSI	GBP	70	109	—
HKD/USD	03/18/2015	CSI	HKD	1,132	146	—
HUF/USD	03/18/2015	CSI	HUF	1,250,001	4,769	(258)
IDR/USD	03/18/2015	CSI	IDR	1,172,611	93	—
IDR/USD	03/18/2015	CSI	IDR	327,389	26	—
ILS/USD	03/18/2015	CSI	ILS	2,900	744	14
INR/USD	03/18/2015	CSI	INR	520,000	8,114	(157)
INR/USD	03/18/2015	CSI	INR	75,000	1,170	2
JPY/USD	03/18/2015	CSI	JPY	7,459,731	62,320	(984)
KRW/USD	03/18/2015	CSI	KRW	1,600,000	1,451	(5)
KRW/USD	03/18/2015	CSI	KRW	11,850,000	10,746	37
MXN/USD	03/18/2015	CSI	MXN	25,000	1,687	5
MXN/USD	03/18/2015	CSI	MXN	23,000	1,552	(14)
MYR/USD	03/18/2015	CSI	MYR	1,700	483	(3)
NOK/USD	03/18/2015	CSI	NOK	19,057	2,552	(167)
NZD/USD	03/18/2015	CSI	NZD	49,906	38,658	431
NZD/USD	03/18/2015	CSI	NZD	9,301	7,205	(34)
PHP/USD	03/18/2015	CSI	PHP	67,000	1,493	1
PHP/USD	03/18/2015	CSI	PHP	165,000	3,676	(5)
PLN/USD	03/18/2015	CSI	PLN	10,300	2,899	(144)
RUB/USD	03/18/2015	CSI	RUB	121,001	1,910	(236)
SEK/USD	03/18/2015	CSI	SEK	41,537	5,329	(246)
SGD/USD	03/18/2015	CSI	SGD	5,600	4,221	(38)
TRY/USD	03/18/2015	CSI	TRY	16,299	6,871	(252)
TWD/USD	03/18/2015	CSI	TWD	76,000	2,407	(36)
USD/AUD	03/18/2015	CSI	AUD	(42,121)	(34,211)	806
USD/AUD	03/18/2015	CSI	AUD	(11,645)	(9,458)	(23)
USD/BRL	03/18/2015	CSI	BRL	(3,600)	(1,328)	45
USD/BRL	03/18/2015	CSI	BRL	(1,800)	(664)	(15)
USD/CAD	03/18/2015	CSI	CAD	(20,791)	(17,868)	172
USD/CAD	03/18/2015	CSI	CAD	(6,228)	(5,352)	(17)
USD/CHF	03/18/2015	CSI	CHF	(873)	(879)	22
USD/CLP	03/18/2015	CSI	CLP	(1,010,000)	(1,652)	(17)
USD/COP	03/18/2015	CSI	COP	(2,400,000)	(1,006)	42

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/AQR Managed Futures Strategy Fund (continued)
USD/CZK	03/18/2015	CSI	CZK	(45,000)	$(1,968)	$63
USD/EUR	03/18/2015	CSI	EUR	(35,698)	(43,225)	831
USD/EUR	03/18/2015	RBS	EUR	(2)	(2)	—
USD/GBP	03/18/2015	CSI	GBP	(7,570)	(11,792)	41
USD/HUF	03/18/2015	CSI	HUF	(1,550,000)	(5,913)	192
USD/IDR	03/18/2015	CSI	IDR	(1,000,000)	(80)	(1)
USD/ILS	03/18/2015	CSI	ILS	(12,300)	(3,154)	(42)
USD/ILS	03/18/2015	CSI	ILS	(8,400)	(2,154)	17
USD/INR	03/18/2015	CSI	INR	(150,000)	(2,341)	(15)
USD/INR	03/18/2015	CSI	INR	(9,000)	(140)	—
USD/JPY	03/18/2015	CSI	JPY	(11,818,666)	(105,166)	897
USD/JPY	03/18/2015	CSI	JPY	(8,207,088)	(68,562)	(358)
USD/KRW	03/18/2015	CSI	KRW	(3,600,000)	(3,265)	(41)
USD/MXN	03/18/2015	CSI	MXN	(200,000)	(13,494)	518
USD/MYR	03/18/2015	CSI	MYR	(11,414)	(3,245)	75
USD/MYR	03/18/2015	CSI	MYR	(1,186)	(337)	(1)
USD/NOK	03/18/2015	CSI	NOK	(189,353)	(25,354)	1,130
USD/NOK	03/18/2015	CSI	NOK	(8,213)	(1,100)	(13)
USD/NZD	03/18/2015	CSI	NZD	(9,784)	(7,579)	(79)
USD/NZD	03/18/2015	CSI	NZD	(439)	(340)	—
USD/PHP	03/18/2015	CSI	PHP	(61,659)	(1,373)	(1)
USD/PHP	03/18/2015	CSI	PHP	(182,343)	(4,063)	10
USD/PLN	03/18/2015	CSI	PLN	(26,100)	(7,348)	196
USD/RUB	03/18/2015	CSI	RUB	(107,000)	(1,690)	597
USD/RUB	03/18/2015	CSI	RUB	(14,000)	(221)	(29)
USD/SEK	03/18/2015	CSI	SEK	(361,651)	(46,405)	1,372
USD/SGD	03/18/2015	CSI	SGD	(4,700)	(3,544)	52
USD/TRY	03/18/2015	CSI	TRY	(6,500)	(2,739)	9
USD/TRY	03/18/2015	CSI	TRY	(6,500)	(2,740)	(58)
USD/TWD	03/18/2015	CSI	TWD	(204,000)	(6,459)	94
USD/ZAR	03/18/2015	CSI	ZAR	(39,000)	(3,331)	(18)
USD/ZAR	03/18/2015	CSI	ZAR	(26,000)	(2,221)	10
ZAR/USD	03/18/2015	CSI	ZAR	82,000	7,005	(169)
ZAR/USD	03/18/2015	CSI	ZAR	2,000	171	1

					$(204,654)	$2,613

JNL/BlackRock Global Allocation Fund
CLP/USD	09/15/2015	JPM	CLP	2,098,126	$3,383	$24
CNY/USD	01/30/2015	DUB	CNY	16,635	2,678	10
CNY/USD	01/30/2015	JPM	CNY	17,462	2,806	13
CNY/USD	01/30/2015	DUB	CNY	27,513	4,420	(23)
EUR/USD	01/08/2015	BNP	EUR	5,927	7,173	(118)
GBP/EUR	02/12/2015	DUB	EUR	(6,477)	(7,841)	181
GBP/USD	01/15/2015	HSB	GBP	1,987	3,097	(106)
GBP/USD	01/26/2015	BBH	GBP	3,064	4,774	(17)
INR/USD	06/26/2015	CSI	INR	400,449	6,130	(151)
INR/USD	08/05/2015	CSI	INR	217,661	3,309	(51)
JPY/USD	01/09/2015	BNP	JPY	947,763	7,913	10
JPY/USD	01/15/2015	CSI	JPY	775,359	6,474	(23)
JPY/USD	01/16/2015	CSI	JPY	1,228,304	10,256	112
JPY/USD	01/22/2015	DUB	JPY	203,257	1,697	(6)
JPY/USD	01/29/2015	JPM	JPY	1,006,424	8,404	(66)
JPY/USD	01/30/2015	CSI	JPY	376,275	3,142	20
JPY/USD	02/05/2015	UBS	JPY	943,490	7,879	2
JPY/USD	02/05/2015	CSI	JPY	621,614	5,191	34
JPY/USD	02/06/2015	JPM	JPY	1,078,103	9,003	92
MXN/USD	02/06/2015	UBS	MXN	49,948	3,379	(81)
USD/AUD	01/16/2015	MSC	AUD	(9,744)	(7,948)	672
USD/AUD	01/23/2015	DUB	AUD	(9,600)	(7,826)	506
USD/AUD	01/23/2015	MSC	AUD	(4,150)	(3,383)	65

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/BlackRock Global Allocation Fund (continued)
USD/AUD	02/06/2015	DUB	AUD	(9,537)	$(7,768)	$409
USD/BRL	01/16/2015	MSC	BRL	(21,016)	(7,882)	264
USD/BRL	02/06/2015	BNP	BRL	(22,679)	(8,457)	128
USD/BRL	02/13/2015	DUB	BRL	(6,550)	(2,438)	(45)
USD/CLP	08/24/2015	MSC	CLP	(2,049,853)	(3,311)	99
USD/CLP	08/26/2015	UBS	CLP	(2,056,135)	(3,320)	99
USD/CLP	09/15/2015	JPM	CLP	(2,098,126)	(3,383)	69
USD/CNH	06/09/2015	JPM	CNH	(32,500)	(5,158)	11
USD/CNY	01/30/2015	JPM	CNY	(17,463)	(2,805)	49
USD/CNY	01/30/2015	DUB	CNY	(44,148)	(7,094)	110
USD/EUR	01/08/2015	DUB	EUR	(5,927)	(7,172)	373
USD/EUR	01/08/2015	BNP	EUR	(5,927)	(7,172)	376
USD/EUR	01/09/2015	BNP	EUR	(6,763)	(8,184)	380
USD/EUR	01/09/2015	DUB	EUR	(10,529)	(12,741)	595
USD/EUR	01/15/2015	BNP	EUR	(6,722)	(8,135)	436
USD/EUR	01/15/2015	UBS	EUR	(6,709)	(8,119)	435
USD/EUR	01/22/2015	JPM	EUR	(2,297)	(2,780)	74
USD/EUR	01/23/2015	MSC	EUR	(5,674)	(6,867)	197
USD/EUR	01/26/2015	BBH	EUR	(643)	(779)	20
USD/EUR	01/30/2015	MSC	EUR	(5,910)	(7,153)	122
USD/EUR	01/30/2015	UBS	EUR	(5,739)	(6,947)	118
USD/EUR	02/05/2015	MSC	EUR	(6,131)	(7,422)	191
USD/EUR	02/05/2015	DUB	EUR	(3,627)	(4,390)	115
USD/EUR	02/12/2015	DUB	EUR	(9,725)	(11,772)	389
USD/EUR	02/12/2015	CSI	EUR	(9,572)	(11,588)	388
USD/EUR	02/12/2015	UBS	EUR	(6,106)	(7,392)	239
USD/EUR	02/13/2015	CSI	EUR	(6,077)	(7,357)	183
USD/EUR	02/13/2015	JPM	EUR	(6,150)	(7,444)	191
USD/GBP	01/15/2015	HSB	GBP	(1,987)	(3,097)	19
USD/JPY	01/08/2015	CSI	JPY	(1,451,100)	(12,115)	894
USD/JPY	01/08/2015	UBS	JPY	(771,819)	(6,444)	338
USD/JPY	01/09/2015	BNP	JPY	(947,763)	(7,913)	693
USD/JPY	01/09/2015	UBS	JPY	(703,290)	(5,872)	267
USD/JPY	01/15/2015	CSI	JPY	(775,359)	(6,474)	299
USD/JPY	01/16/2015	CSI	JPY	(1,228,304)	(10,256)	1,118
USD/JPY	01/22/2015	DUB	JPY	(680,968)	(5,686)	204
USD/JPY	01/22/2015	MSC	JPY	(698,326)	(5,831)	203
USD/JPY	01/23/2015	DUB	JPY	(716,147)	(5,980)	229
USD/JPY	01/23/2015	JPM	JPY	(686,045)	(5,728)	222
USD/JPY	01/29/2015	CSI	JPY	(370,266)	(3,092)	83
USD/JPY	01/29/2015	JPM	JPY	(1,006,424)	(8,404)	157
USD/JPY	01/30/2015	CSI	JPY	(376,275)	(3,142)	2
USD/JPY	01/30/2015	JPM	JPY	(1,402,842)	(11,714)	8
USD/JPY	02/04/2015	MSC	JPY	(700,000)	(5,846)	23
USD/JPY	02/05/2015	UBS	JPY	(943,490)	(7,879)	62
USD/JPY	02/05/2015	CSI	JPY	(621,614)	(5,191)	46
USD/JPY	02/06/2015	JPM	JPY	(1,078,103)	(9,003)	164
USD/JPY	02/06/2015	BNP	JPY	(766,621)	(6,402)	65
USD/JPY	02/12/2015	CSI	JPY	(671,532)	(5,608)	122
USD/JPY	02/12/2015	HSB	JPY	(727,516)	(6,076)	131
USD/JPY	03/10/2015	HSB	JPY	(370,000)	(3,091)	378
USD/JPY	03/23/2015	MSC	JPY	(700,000)	(5,848)	23
USD/JPY	05/07/2015	JPM	JPY	(1,669,389)	(13,955)	(184)
USD/KRW	05/05/2015	CSI	KRW	(7,661,291)	(6,935)	(86)
USD/KRW	05/15/2015	DUB	KRW	(9,306,843)	(8,422)	44
USD/MXN	01/22/2015	BNP	MXN	(98,637)	(6,678)	746
USD/MXN	02/05/2015	CSI	MXN	(33,327)	(2,255)	237
USD/MXN	02/06/2015	UBS	MXN	(68,933)	(4,663)	376
USD/MXN	02/19/2015	DUB	MXN	(51,545)	(3,484)	372
USD/MXN	03/05/2015	HSB	MXN	(88,989)	(6,009)	656
USD/MXN	03/19/2015	JPM	MXN	(32,581)	(2,198)	183

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/BlackRock Global Allocation Fund (continued)
USD/MXN	03/19/2015	HSB	MXN	(66,949)	$(4,517)	$460
USD/MXN	04/01/2015	CSI	MXN	(66,655)	(4,494)	373
USD/MXN	04/16/2015	UBS	MXN	(50,986)	(3,434)	(17)
USD/MXN	04/30/2015	JPM	MXN	(67,096)	(4,515)	401
USD/MXN	05/28/2015	BNP	MXN	(104,280)	(7,005)	105
USD/MXN	06/11/2015	JPM	MXN	(101,971)	(6,843)	(30)

					$(353,019)	$16,500

JNL/Capital Guardian Global Balanced Fund
BRL/USD	01/08/2015	UBS	BRL	2,112	$794	$(26)
EUR/GBP	01/22/2015	UBS	GBP	(300)	(467)	(5)
EUR/GBP	01/14/2015	UBS	GBP	(300)	(468)	(4)
EUR/HUF	01/16/2015	UBS	HUF	(48,080)	(184)	(54)
EUR/JPY	01/07/2015	JPM	JPY	(36,000)	(301)	(5)
EUR/JPY	01/09/2015	BNY	JPY	(73,303)	(612)	(7)
EUR/JPY	01/22/2015	BNY	JPY	(19,055)	(159)	(1)
EUR/NOK	01/14/2015	CSI	NOK	(3,900)	(523)	10
EUR/NOK	01/16/2015	JPM	NOK	(2,400)	(322)	(1)
EUR/NOK	01/22/2015	CSI	NOK	(3,900)	(523)	(3)
EUR/PLN	01/20/2015	JPM	PLN	(3,600)	(1,016)	15
EUR/SEK	01/14/2015	JPM	SEK	(1,545)	(198)	2
EUR/USD	01/07/2015	UBS	EUR	630	762	(19)
EUR/USD	01/13/2015	BNY	EUR	3,144	3,805	(112)
EUR/USD	01/16/2015	UBS	EUR	827	1,001	(19)
EUR/USD	01/20/2015	JPM	EUR	84	101	(3)
GBP/EUR	01/07/2015	JPM	EUR	(205)	(248)	5
GBP/USD	01/20/2015	JPM	GBP	229	356	(4)
JPY/EUR	01/07/2015	JPM	EUR	(450)	(544)	9
JPY/EUR	01/07/2015	CSI	EUR	(275)	(333)	6
JPY/EUR	01/09/2015	BNY	EUR	(500)	(605)	15
JPY/EUR	01/22/2015	UBS	EUR	(650)	(787)	6
JPY/USD	01/07/2015	UBS	JPY	23,628	197	(3)
JPY/USD	01/07/2015	JPM	JPY	169,921	1,418	(20)
JPY/USD	01/13/2015	JPM	JPY	646,155	5,394	(90)
JPY/USD	01/15/2015	UBS	JPY	87,299	729	(21)
JPY/USD	01/16/2015	UBS	JPY	246,933	2,062	12
JPY/USD	01/16/2015	CSI	JPY	72,304	604	4
JPY/USD	01/16/2015	JPM	JPY	99,052	827	(28)
JPY/USD	01/20/2015	JPM	JPY	123,556	1,032	(23)
JPY/USD	01/21/2015	CIT	JPY	65,684	548	(10)
JPY/USD	01/22/2015	JPM	JPY	92,975	776	(7)
JPY/USD	01/22/2015	BOA	JPY	83,193	695	(5)
JPY/USD	01/22/2015	JPM	JPY	804	7	—
KRW/USD	01/08/2015	CIT	KRW	3,326,790	3,026	(48)
KRW/USD	01/12/2015	JPM	KRW	1,510,251	1,374	8
RUB/USD	01/14/2015	UBS	RUB	3,250	53	2
USD/AUD	01/07/2015	JPM	AUD	(340)	(277)	14
USD/BRL	01/08/2015	UBS	BRL	(2,112)	(794)	28
USD/BRL	01/09/2015	UBS	BRL	(200)	(75)	2
USD/BRL	01/26/2015	UBS	BRL	(225)	(84)	(1)
USD/CAD	01/14/2015	BNY	CAD	(110)	(95)	1
USD/COP	01/07/2015	UBS	COP	(455,540)	(192)	6
USD/COP	01/09/2015	UBS	COP	(367,125)	(155)	4
USD/COP	01/20/2015	UBS	COP	(592,400)	(249)	(8)
USD/EUR	01/07/2015	UBS	EUR	(960)	(1,161)	23
USD/EUR	01/07/2015	CIT	EUR	(310)	(375)	12
USD/EUR	01/07/2015	JPM	EUR	(1,110)	(1,343)	43

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Capital Guardian Global Balanced Fund (continued)
USD/EUR	01/08/2015	CIT	EUR	(100)	$(121)	$3
USD/EUR	01/09/2015	BOA	EUR	(500)	(605)	10
USD/EUR	01/09/2015	JPM	EUR	(40)	(48)	1
USD/EUR	01/13/2015	BNY	EUR	(3,144)	(3,805)	68
USD/EUR	01/13/2015	UBS	EUR	(1,303)	(1,577)	41
USD/EUR	01/14/2015	CSI	EUR	(225)	(272)	6
USD/EUR	01/14/2015	CIT	EUR	(320)	(387)	9
USD/EUR	01/16/2015	CIT	EUR	(70)	(85)	2
USD/EUR	01/16/2015	JPM	EUR	(250)	(303)	8
USD/EUR	01/16/2015	BNY	EUR	(660)	(799)	23
USD/EUR	01/22/2015	BOA	EUR	(250)	(303)	5
USD/EUR	01/22/2015	JPM	EUR	(140)	(169)	3
USD/EUR	01/22/2015	BNY	EUR	(570)	(690)	11
USD/EUR	01/22/2015	CSI	EUR	(620)	(750)	12
USD/GBP	01/09/2015	BOA	GBP	(250)	(390)	—
USD/GBP	01/12/2015	BOA	GBP	(300)	(468)	2
USD/GBP	01/14/2015	UBS	GBP	(420)	(655)	5
USD/GBP	01/16/2015	BNY	GBP	(760)	(1,184)	4
USD/GBP	01/22/2015	BNY	GBP	(130)	(203)	1
USD/GBP	01/22/2015	JPM	GBP	(100)	(156)	1
USD/IDR	01/09/2015	JPM	IDR	(3,259,300)	(263)	1
USD/JPY	01/07/2015	JPM	JPY	(155,055)	(1,294)	17
USD/JPY	01/09/2015	BNY	JPY	(811)	(6)	—
USD/JPY	01/09/2015	BCL	JPY	(153)	(1)	—
USD/JPY	01/13/2015	JPM	JPY	(646,155)	(5,395)	(5)
USD/JPY	01/22/2015	JPM	JPY	(49,579)	(414)	(3)
USD/KRW	01/08/2015	CIT	KRW	(3,326,790)	(3,026)	(40)
USD/KRW	01/12/2015	CIT	KRW	(1,510,251)	(1,373)	(8)
USD/KRW	01/20/2015	CIT	KRW	(211,380)	(192)	1
USD/MXN	01/08/2015	CIT	MXN	(950)	(64)	3
USD/MXN	01/16/2015	JPM	MXN	(7,425)	(503)	10
USD/MXN	01/20/2015	CIT	MXN	(5,420)	(367)	1
USD/MXN	01/20/2015	BOA	MXN	(2,800)	(190)	—
USD/PLN	01/15/2015	JPM	PLN	(2,850)	(805)	41
USD/RUB	01/14/2015	JPM	RUB	(14,075)	(230)	28
USD/RUB	01/14/2015	UBS	RUB	(10,125)	(166)	13
USD/SEK	01/07/2015	JPM	SEK	(2,740)	(351)	18
USD/SEK	01/16/2015	BNY	SEK	(6,800)	(873)	29
USD/SEK	01/22/2015	BNY	SEK	(3,800)	(487)	7
USD/ZAR	01/08/2015	CIT	ZAR	(675)	(58)	2
USD/ZAR	01/20/2015	JPM	ZAR	(2,570)	(222)	(2)
USD/ZAR	01/21/2015	CIT	ZAR	(700)	(60)	—

					$(15,839)	$28

JNL/Franklin Templeton Global Multisector Bond Fund
CLP/USD	01/16/2015	DUB	CLP	7,506,474	$12,352	$168
CLP/USD	01/20/2015	DUB	CLP	6,542,795	10,761	190
CLP/USD	02/17/2015	JPM	CLP	2,796,030	4,586	(93)
CLP/USD	05/07/2015	DUB	CLP	2,285,890	3,725	(200)
EUR/USD	01/09/2015	DUB	EUR	109	132	(16)
GHS/USD	03/10/2015	BCL	GHS	420	125	(10)
HUF/EUR	03/19/2015	JPM	EUR	(1,394)	(1,688)	9
HUF/EUR	03/19/2015	DUB	EUR	(4,650)	(5,631)	30
HUF/EUR	03/20/2015	JPM	EUR	(4,668)	(5,652)	10
HUF/EUR	09/23/2015	JPM	EUR	(2,321)	(2,819)	(46)
HUF/EUR	09/25/2015	JPM	EUR	(1,856)	(2,254)	(34)
INR/USD	02/04/2015	JPM	INR	527,153	8,297	(165)
KRW/USD	05/07/2015	JPM	KRW	4,162,521	3,768	(202)
KRW/USD	05/08/2015	JPM	KRW	28,282,171	25,600	(1,410)
KRW/USD	06/17/2015	JPM	KRW	8,201,200	7,415	(518)
MXN/USD	01/12/2015	CIT	MXN	42,701	2,893	(289)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
MXN/USD	02/27/2015	CIT	MXN	24,515	$1,656	$(195)
MXN/USD	03/10/2015	HSB	MXN	37,669	2,543	(302)
MXN/USD	03/13/2015	CIT	MXN	11,983	809	(94)
MXN/USD	03/17/2015	CIT	MXN	10,111	682	(58)
MXN/USD	03/24/2015	CIT	MXN	29,534	1,992	(168)
MXN/USD	04/16/2015	CIT	MXN	7,438	501	(50)
MXN/USD	05/19/2015	HSB	MXN	567,024	38,109	(4,331)
MXN/USD	06/08/2015	CIT	MXN	30,581	2,053	(244)
MXN/USD	06/09/2015	CIT	MXN	30,546	2,050	(253)
MXN/USD	06/12/2015	CIT	MXN	62,119	4,169	(477)
MXN/USD	06/15/2015	CIT	MXN	26,697	1,791	(208)
MXN/USD	06/22/2015	CIT	MXN	475,341	31,878	(3,626)
MXN/USD	07/10/2015	CIT	MXN	77,766	5,209	(632)
MXN/USD	08/18/2015	DUB	MXN	42,108	2,813	(335)
MXN/USD	08/25/2015	DUB	MXN	33,800	2,257	(264)
MXN/USD	08/28/2015	CIT	MXN	53,626	3,580	(414)
MXN/USD	10/14/2015	DUB	MXN	91,472	6,087	(602)
MXN/USD	10/21/2015	DUB	MXN	23,533	1,565	(136)
MXN/USD	10/22/2015	DUB	MXN	21,637	1,439	(123)
MXN/USD	10/22/2015	CIT	MXN	75,652	5,031	(432)
MXN/USD	11/03/2015	CIT	MXN	42,988	2,857	(268)
MXN/USD	11/30/2015	CIT	MXN	67,415	4,472	(361)
MXN/USD	12/08/2015	DUB	MXN	84,719	5,616	(255)
MXN/USD	12/11/2015	CIT	MXN	37,127	2,461	(62)
MXN/USD	12/18/2015	CIT	MXN	17,800	1,179	7
MYR/USD	01/08/2015	JPM	MYR	9,302	2,660	(116)
MYR/USD	01/09/2015	JPM	MYR	5,002	1,430	(64)
MYR/USD	01/12/2015	JPM	MYR	1,499	428	(20)
MYR/USD	02/09/2015	HSB	MYR	25,190	7,184	(623)
MYR/USD	02/23/2015	HSB	MYR	8,070	2,299	(103)
MYR/USD	04/01/2015	DUB	MYR	21,881	6,213	(498)
MYR/USD	04/02/2015	JPM	MYR	24,139	6,854	(463)
MYR/USD	05/06/2015	JPM	MYR	32,395	9,177	(539)
MYR/USD	06/22/2015	HSB	MYR	12,670	3,578	(259)
MYR/USD	07/01/2015	JPM	MYR	15,270	4,310	(350)
MYR/USD	07/02/2015	JPM	MYR	10,889	3,073	(252)
MYR/USD	07/03/2015	DUB	MYR	1,959	553	(46)
MYR/USD	07/07/2015	DUB	MYR	9,925	2,800	(237)
MYR/USD	08/06/2015	HSB	MYR	25,190	7,093	(614)
MYR/USD	10/01/2015	HSB	MYR	25,332	7,109	(464)
MYR/USD	10/26/2015	HSB	MYR	4,831	1,354	(96)
MYR/USD	10/26/2015	JPM	MYR	4,768	1,336	(94)
PHP/USD	06/25/2015	JPM	PHP	86,220	1,913	(44)
PHP/USD	06/26/2015	DUB	PHP	286,261	6,352	(135)
PHP/USD	06/29/2015	JPM	PHP	61,070	1,355	(29)
PHP/USD	06/29/2015	DUB	PHP	91,840	2,038	(9)
PHP/USD	06/30/2015	DUB	PHP	31,167	691	(17)
PHP/USD	07/01/2015	JPM	PHP	30,714	681	(21)
PHP/USD	09/25/2015	JPM	PHP	42,510	940	(6)
PHP/USD	09/30/2015	DUB	PHP	91,840	2,030	(16)
PLN/EUR	05/08/2015	DUB	EUR	(9,024)	(10,933)	(41)
PLN/EUR	06/05/2015	DUB	EUR	(4,884)	(5,918)	(103)
PLN/EUR	10/26/2015	DUB	EUR	(22,802)	(27,704)	(375)
PLN/EUR	12/15/2015	DUB	EUR	(8,821)	(10,728)	(256)
PLN/USD	06/30/2015	JPM	PLN	144,178	40,445	(156)
SGD/USD	03/11/2015	CIT	SGD	3,494	2,634	(132)
SGD/USD	03/16/2015	DUB	SGD	13,262	10,000	(499)
SGD/USD	03/24/2015	HSB	SGD	28,648	21,598	(1,054)
SGD/USD	05/06/2015	DUB	SGD	5,813	4,381	(263)
SGD/USD	05/29/2015	BCL	SGD	3,552	2,677	(155)
SGD/USD	06/15/2015	JPM	SGD	21,320	16,061	(189)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
USD/EUR	01/09/2015	DUB	EUR	(800)	$(968)	$126
USD/EUR	01/16/2015	DUB	EUR	(372)	(450)	59
USD/EUR	02/09/2015	DUB	EUR	(1,300)	(1,574)	228
USD/EUR	02/23/2015	DUB	EUR	(9,220)	(11,162)	1,512
USD/EUR	02/26/2015	BCL	EUR	(14,476)	(17,526)	2,362
USD/EUR	02/27/2015	DUB	EUR	(65)	(79)	10
USD/EUR	03/09/2015	BCL	EUR	(1,819)	(2,203)	297
USD/EUR	03/09/2015	DUB	EUR	(888)	(1,075)	151
USD/EUR	03/10/2015	CIT	EUR	(3,541)	(4,287)	613
USD/EUR	03/16/2015	JPM	EUR	(11,173)	(13,529)	1,955
USD/EUR	03/17/2015	BCL	EUR	(448)	(542)	82
USD/EUR	03/17/2015	CIT	EUR	(317)	(383)	58
USD/EUR	03/23/2015	BCL	EUR	(281)	(341)	51
USD/EUR	03/31/2015	DUB	EUR	(164)	(199)	27
USD/EUR	04/02/2015	BCL	EUR	(820)	(993)	137
USD/EUR	04/07/2015	DUB	EUR	(522)	(633)	89
USD/EUR	04/13/2015	DUB	EUR	(818)	(991)	138
USD/EUR	04/16/2015	HSB	EUR	(874)	(1,059)	155
USD/EUR	04/22/2015	BCL	EUR	(807)	(977)	136
USD/EUR	04/22/2015	JPM	EUR	(13,734)	(16,636)	2,365
USD/EUR	04/22/2015	DUB	EUR	(12,922)	(15,652)	2,205
USD/EUR	04/30/2015	BCL	EUR	(2,434)	(2,949)	426
USD/EUR	04/30/2015	SCB	EUR	(786)	(952)	136
USD/EUR	05/05/2015	BCL	EUR	(393)	(476)	69
USD/EUR	05/07/2015	DUB	EUR	(1,686)	(2,042)	203
USD/EUR	05/12/2015	DUB	EUR	(35,665)	(43,209)	6,180
USD/EUR	05/15/2015	DUB	EUR	(9,358)	(11,338)	1,486
USD/EUR	05/21/2015	GSC	EUR	(5,730)	(6,943)	923
USD/EUR	06/05/2015	DUB	EUR	(6,342)	(7,686)	1,002
USD/EUR	06/05/2015	BCL	EUR	(1,689)	(2,047)	254
USD/EUR	06/08/2015	DUB	EUR	(5,087)	(6,165)	772
USD/EUR	06/18/2015	DUB	EUR	(4,750)	(5,757)	701
USD/EUR	06/22/2015	BCL	EUR	(862)	(1,045)	128
USD/EUR	06/23/2015	JPM	EUR	(10,970)	(13,297)	1,679
USD/EUR	07/03/2015	DUB	EUR	(1,985)	(2,407)	316
USD/EUR	07/13/2015	DUB	EUR	(11,313)	(13,716)	1,727
USD/EUR	07/15/2015	DUB	EUR	(7,090)	(8,597)	1,069
USD/EUR	07/17/2015	DUB	EUR	(487)	(591)	73
USD/EUR	07/20/2015	DUB	EUR	(2,593)	(3,144)	371
USD/EUR	07/22/2015	DUB	EUR	(553)	(670)	79
USD/EUR	07/23/2015	DUB	EUR	(96)	(116)	14
USD/EUR	07/27/2015	GSC	EUR	(2,562)	(3,107)	349
USD/EUR	07/27/2015	DUB	EUR	(2,660)	(3,226)	361
USD/EUR	07/31/2015	JPM	EUR	(786)	(953)	103
USD/EUR	08/03/2015	DUB	EUR	(988)	(1,198)	127
USD/EUR	08/04/2015	UBS	EUR	(786)	(953)	101
USD/EUR	08/04/2015	HSB	EUR	(786)	(953)	101
USD/EUR	08/05/2015	BCL	EUR	(393)	(477)	52
USD/EUR	08/11/2015	DUB	EUR	(664)	(805)	84
USD/EUR	08/21/2015	DUB	EUR	(15,247)	(18,501)	1,828
USD/EUR	08/31/2015	DUB	EUR	(5,780)	(7,015)	630
USD/EUR	09/02/2015	DUB	EUR	(12,268)	(14,889)	1,323
USD/EUR	09/11/2015	DUB	EUR	(1,980)	(2,403)	158
USD/EUR	09/24/2015	GSC	EUR	(27,572)	(33,478)	2,116
USD/EUR	09/28/2015	CIT	EUR	(643)	(781)	48
USD/EUR	09/28/2015	BCL	EUR	(6,705)	(8,142)	493
USD/EUR	09/29/2015	JPM	EUR	(27,742)	(33,688)	1,766
USD/EUR	09/30/2015	CIT	EUR	(8,981)	(10,906)	578
USD/EUR	10/14/2015	JPM	EUR	(56,653)	(68,816)	3,572

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
USD/EUR	10/14/2015	BCL	EUR	(30,306)	$(36,812)	$1,899
USD/EUR	10/15/2015	DUB	EUR	(6,400)	(7,774)	348
USD/EUR	10/16/2015	BCL	EUR	(21,040)	(25,558)	1,278
USD/EUR	10/27/2015	BCL	EUR	(14,200)	(17,253)	781
USD/EUR	10/30/2015	DUB	EUR	(3,421)	(4,157)	212
USD/EUR	11/05/2015	DUB	EUR	(1,710)	(2,078)	67
USD/EUR	11/06/2015	DUB	EUR	(7,361)	(8,945)	297
USD/EUR	11/10/2015	DUB	EUR	(27,752)	(33,728)	933
USD/EUR	11/12/2015	DUB	EUR	(305)	(371)	9
USD/EUR	11/16/2015	DUB	EUR	(8,488)	(10,316)	308
USD/EUR	11/19/2015	DUB	EUR	(7,358)	(8,944)	279
USD/EUR	12/15/2015	CIT	EUR	(3,384)	(4,116)	93
USD/EUR	12/15/2015	BOA	EUR	(4,198)	(5,106)	114
USD/EUR	12/17/2015	DUB	EUR	(45,855)	(55,771)	1,484
USD/GBP	03/09/2015	DUB	GBP	(1,100)	(1,714)	131
USD/GBP	05/07/2015	DUB	GBP	(500)	(779)	32
USD/JPY	01/08/2015	GSC	JPY	(234,818)	(1,960)	304
USD/JPY	01/15/2015	BCL	JPY	(869,480)	(7,260)	1,125
USD/JPY	01/15/2015	JPM	JPY	(565,220)	(4,719)	731
USD/JPY	01/16/2015	DUB	JPY	(410,300)	(3,426)	544
USD/JPY	01/20/2015	JPM	JPY	(372,560)	(3,111)	478
USD/JPY	02/06/2015	JPM	JPY	(926,500)	(7,737)	1,439
USD/JPY	02/06/2015	SCB	JPY	(926,730)	(7,739)	1,437
USD/JPY	02/09/2015	JPM	JPY	(928,860)	(7,757)	1,419
USD/JPY	02/09/2015	BCL	JPY	(926,850)	(7,740)	1,435
USD/JPY	02/12/2015	JPM	JPY	(589,145)	(4,920)	867
USD/JPY	02/12/2015	HSB	JPY	(589,460)	(4,923)	861
USD/JPY	02/13/2015	CIT	JPY	(780,830)	(6,521)	1,140
USD/JPY	02/13/2015	JPM	JPY	(391,010)	(3,265)	563
USD/JPY	02/17/2015	CIT	JPY	(389,960)	(3,257)	565
USD/JPY	02/18/2015	JPM	JPY	(391,200)	(3,267)	585
USD/JPY	02/18/2015	GSC	JPY	(391,640)	(3,271)	587
USD/JPY	02/25/2015	BCL	JPY	(195,560)	(1,633)	276
USD/JPY	02/26/2015	BCL	JPY	(2,019,878)	(16,871)	2,880
USD/JPY	02/27/2015	DUB	JPY	(130,803)	(1,092)	191
USD/JPY	03/09/2015	BCL	JPY	(474,193)	(3,961)	676
USD/JPY	03/19/2015	CIT	JPY	(816,260)	(6,819)	1,222
USD/JPY	03/24/2015	DUB	JPY	(405,843)	(3,391)	584
USD/JPY	03/25/2015	BCL	JPY	(414,600)	(3,464)	595
USD/JPY	04/17/2015	BCL	JPY	(455,770)	(3,809)	677
USD/JPY	04/21/2015	JPM	JPY	(273,840)	(2,289)	397
USD/JPY	04/22/2015	JPM	JPY	(327,480)	(2,737)	475
USD/JPY	05/11/2015	BCL	JPY	(1,983,808)	(16,584)	2,983
USD/JPY	05/12/2015	GSC	JPY	(6,664,272)	(55,710)	9,880
USD/JPY	05/18/2015	BOA	JPY	(65,995)	(552)	98
USD/JPY	05/19/2015	BCL	JPY	(65,975)	(552)	98
USD/JPY	05/19/2015	HSB	JPY	(66,028)	(552)	98
USD/JPY	05/19/2015	BOA	JPY	(65,796)	(550)	100
USD/JPY	05/19/2015	CIT	JPY	(65,897)	(551)	99
USD/JPY	06/03/2015	DUB	JPY	(1,693,272)	(14,159)	2,530
USD/JPY	06/04/2015	JPM	JPY	(725,016)	(6,062)	1,041
USD/JPY	06/09/2015	CIT	JPY	(379,500)	(3,174)	542
USD/JPY	06/09/2015	HSB	JPY	(568,300)	(4,752)	811
USD/JPY	06/10/2015	HSB	JPY	(646,940)	(5,410)	928
USD/JPY	06/10/2015	CIT	JPY	(819,710)	(6,855)	1,161
USD/JPY	06/10/2015	BCL	JPY	(607,460)	(5,080)	869
USD/JPY	06/11/2015	DUB	JPY	(214,200)	(1,791)	306
USD/JPY	06/11/2015	JPM	JPY	(599,390)	(5,012)	855
USD/JPY	06/17/2015	JPM	JPY	(252,800)	(2,114)	371
USD/JPY	06/22/2015	DUB	JPY	(810,730)	(6,781)	1,181

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
USD/JPY	07/24/2015	CIT	JPY	(465,783)	$(3,898)	$711
USD/JPY	07/24/2015	JPM	JPY	(718,000)	(6,009)	1,092
USD/JPY	07/27/2015	JPM	JPY	(249,900)	(2,091)	381
USD/JPY	08/05/2015	CIT	JPY	(725,210)	(6,071)	1,017
USD/JPY	08/31/2015	JPM	JPY	(861,218)	(7,213)	1,112
USD/JPY	09/18/2015	BCL	JPY	(906,703)	(7,598)	907
USD/JPY	09/25/2015	HSB	JPY	(3,680,691)	(30,847)	3,139
USD/JPY	09/25/2015	GSC	JPY	(3,676,462)	(30,811)	3,136
USD/JPY	10/07/2015	JPM	JPY	(3,263,600)	(27,359)	2,769
USD/JPY	10/09/2015	HSB	JPY	(1,623,100)	(13,607)	1,457
USD/JPY	10/13/2015	BCL	JPY	(821,800)	(6,890)	742
USD/JPY	10/13/2015	DUB	JPY	(810,500)	(6,795)	736
USD/JPY	10/19/2015	JPM	JPY	(372,560)	(3,124)	401
USD/JPY	10/20/2015	JPM	JPY	(703,680)	(5,901)	755
USD/JPY	10/22/2015	BCL	JPY	(312,130)	(2,617)	316
USD/JPY	11/12/2015	CIT	JPY	(1,455,357)	(12,210)	523
USD/JPY	11/12/2015	JPM	JPY	(611,520)	(5,131)	243
USD/JPY	11/16/2015	DUB	JPY	(769,159)	(6,454)	252
USD/JPY	12/21/2015	HSB	JPY	(810,570)	(6,807)	124
USD/JPY	12/21/2015	DUB	JPY	(809,330)	(6,796)	132
USD/JPY	12/22/2015	CIT	JPY	(601,130)	(5,048)	43
USD/JPY	12/22/2015	BCL	JPY	(385,340)	(3,236)	23
UYU/USD	03/13/2015	CIT	UYU	13,180	535	13
UYU/USD	11/12/2015	CIT	UYU	19,900	757	(5)
UYU/USD	11/20/2015	CIT	UYU	19,800	752	(3)
UYU/USD	12/01/2015	CIT	UYU	29,650	1,122	(30)

					$(804,273)	$93,612

JNL/Franklin Templeton Mutual Shares Fund
CHF/USD	02/12/2015	CSI	CHF	457	$461	$(15)
CHF/USD	02/12/2015	DUB	CHF	435	438	(13)
CHF/USD	02/12/2015	BOA	CHF	357	359	(9)
CHF/USD	02/12/2015	SSB	CHF	587	591	(18)
CHF/USD	02/12/2015	HSB	CHF	11	11	—
EUR/USD	01/20/2015	BOA	EUR	1,015	1,230	(32)
EUR/USD	01/20/2015	HSB	EUR	346	420	(12)
EUR/USD	01/20/2015	SSB	EUR	341	412	(12)
EUR/USD	01/20/2015	DUB	EUR	335	405	(12)
EUR/USD	01/20/2015	CSI	EUR	105	128	(4)
GBP/USD	02/19/2015	BOA	GBP	1,668	2,598	(96)
GBP/USD	02/19/2015	BCL	GBP	561	874	(30)
GBP/USD	02/19/2015	SSB	GBP	3,380	5,265	(197)
GBP/USD	02/19/2015	CSI	GBP	55	86	—
GBP/USD	02/19/2015	SSB	GBP	38	59	—
GBP/USD	02/19/2015	HSB	GBP	2,111	3,289	(93)
GBP/USD	02/19/2015	DUB	GBP	4,387	6,836	(133)
GBP/USD	02/19/2015	CSI	GBP	2,443	3,809	(123)
KRW/USD	02/12/2015	HSB	KRW	690,895	628	1
KRW/USD	02/12/2015	HSB	KRW	280,172	255	(1)
KRW/USD	02/12/2015	BOA	KRW	280,567	255	(7)
USD/CHF	02/12/2015	DUB	CHF	(175)	(177)	12
USD/CHF	02/12/2015	SSB	CHF	(16)	(16)	1
USD/CHF	02/12/2015	CSI	CHF	(109)	(110)	6
USD/CHF	02/12/2015	HSB	CHF	(27)	(27)	—
USD/CHF	02/12/2015	BOA	CHF	(3,107)	(3,126)	309
USD/EUR	01/20/2015	SSB	EUR	(1,282)	(1,551)	126
USD/EUR	01/20/2015	HSB	EUR	(1,182)	(1,430)	118
USD/EUR	01/20/2015	CSI	EUR	(486)	(588)	29
USD/EUR	01/20/2015	BCL	EUR	(102)	(123)	4
USD/EUR	01/20/2015	DUB	EUR	(678)	(822)	47
USD/EUR	01/20/2015	BOA	EUR	(6,857)	(8,298)	884

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Mutual Shares Fund (continued)
USD/EUR	05/18/2015	SSB	EUR	(278)	$(337)	$11
USD/EUR	05/18/2015	CSI	EUR	(7,625)	(9,240)	282
USD/EUR	05/18/2015	HSB	EUR	(873)	(1,060)	16
USD/EUR	05/18/2015	BOA	EUR	(7,207)	(8,732)	267
USD/EUR	05/18/2015	DUB	EUR	(7,649)	(9,268)	284
USD/GBP	02/19/2015	SSB	GBP	(19,877)	(30,967)	1,982
USD/GBP	02/19/2015	HSB	GBP	(1,769)	(2,754)	35
USD/GBP	02/19/2015	CSI	GBP	(18,757)	(29,221)	1,958
USD/GBP	02/19/2015	BOA	GBP	(20,551)	(32,016)	2,093
USD/GBP	02/19/2015	DUB	GBP	(910)	(1,418)	6
USD/KRW	02/12/2015	BOA	KRW	(3,652,677)	(3,316)	205
USD/KRW	02/12/2015	MLP	KRW	(125,205)	(114)	5
USD/KRW	02/12/2015	MLP	KRW	(416,675)	(379)	(3)
USD/KRW	02/12/2015	HSB	KRW	(5,548,884)	(5,039)	336
USD/KRW	02/12/2015	CSI	KRW	(5,519,069)	(5,011)	306
USD/KRW	02/12/2015	HSB	KRW	(472,962)	(430)	(4)
USD/KRW	02/15/2015	BOA	KRW	(120,330)	(109)	1

					$(127,270)	$8,510

JNL/Goldman Sachs Core Plus Bond Fund
AUD/USD	03/18/2015	BCL	AUD	1,156	$939	$(13)
AUD/USD	03/18/2015	RBS	AUD	1,176	955	1
AUD/USD	03/18/2015	CIT	AUD	2,143	1,741	(91)
BRL/USD	01/09/2015	MSC	BRL	1,318	495	14
BRL/USD	01/09/2015	SCB	BRL	1,331	500	19
BRL/USD	01/09/2015	RBC	BRL	2,639	992	31
BRL/USD	01/15/2015	MSC	BRL	2,597	974	16
BRL/USD	01/16/2015	UBS	BRL	768	288	1
BRL/USD	01/16/2015	RBC	BRL	10,265	3,850	22
BRL/USD	01/26/2015	UBS	BRL	1,316	492	9
CAD/CHF	03/18/2015	JPM	CHF	(656)	(660)	6
CAD/USD	02/10/2015	WBC	CAD	1,080	929	1
CAD/USD	03/18/2015	RBC	CAD	3,296	2,832	(47)
CAD/USD	03/18/2015	BCL	CAD	1,117	960	2
CAD/USD	03/18/2015	RBC	CAD	1,119	961	—
CAD/USD	03/18/2015	UBS	CAD	2,950	2,535	(81)
CAD/USD	03/18/2015	CIT	CAD	2,936	2,523	(79)
CHF/USD	03/18/2015	BCL	CHF	1,903	1,917	(14)
CLP/USD	01/09/2015	SCB	CLP	553,895	912	(17)
CNH/USD	03/18/2015	HSB	CNH	43,453	6,942	22
CNH/USD	03/18/2015	HSB	CNH	12,030	1,922	—
CNH/USD	03/18/2015	BCL	CNH	6,068	969	4
COP/USD	01/09/2015	BOA	COP	2,219,406	934	(19)
COP/USD	01/09/2015	CSI	COP	437,868	184	(7)
EUR/GBP	03/18/2015	BCL	GBP	(1,247)	(1,943)	(12)
EUR/HUF	03/18/2015	BOA	HUF	(242,646)	(926)	8
EUR/HUF	03/18/2015	DUB	HUF	(143,977)	(549)	5
EUR/JPY	03/18/2015	UBS	JPY	(57,445)	(480)	(11)
EUR/JPY	03/18/2015	BNP	JPY	(114,314)	(955)	(20)
EUR/NOK	03/18/2015	JPM	NOK	(3,612)	(484)	(17)
EUR/NOK	03/18/2015	HSB	NOK	(3,560)	(477)	(6)
EUR/NOK	03/18/2015	UBS	NOK	(3,564)	(477)	(3)
EUR/NOK	03/18/2015	DUB	NOK	(3,591)	(481)	(1)
EUR/NOK	03/18/2015	UBS	NOK	(6,682)	(895)	30
EUR/NOK	03/18/2015	JPM	NOK	(6,680)	(894)	33
EUR/PLN	03/18/2015	BCL	PLN	(3,316)	(933)	11
EUR/USD	01/28/2015	JPM	EUR	2,181	2,639	(14)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
EUR/USD	03/18/2015	BNP	EUR	3,894	$4,716	$(83)
EUR/USD	03/18/2015	RBS	EUR	385	466	(13)
EUR/USD	03/18/2015	BOA	EUR	1,540	1,864	(54)
EUR/USD	03/18/2015	DUB	EUR	1,591	1,927	(6)
EUR/USD	03/18/2015	CIT	EUR	3,841	4,650	(109)
EUR/USD	03/18/2015	JPM	EUR	773	936	(17)
EUR/USD	03/18/2015	HSB	EUR	750	908	(16)
GBP/EUR	03/18/2015	BNP	EUR	(3,113)	(3,770)	47
GBP/EUR	03/18/2015	BCL	EUR	(1,552)	(1,879)	22
GBP/USD	03/18/2015	SSB	GBP	1,258	1,959	(10)
HUF/USD	03/18/2015	BNP	HUF	239,590	914	(58)
HUF/USD	03/18/2015	BCL	HUF	222,246	848	(55)
HUF/USD	03/18/2015	DUB	HUF	221,776	846	(48)
IDR/USD	01/20/2015	JPM	IDR	6,285,055	506	27
IDR/USD	01/20/2015	BOA	IDR	5,063,314	408	23
INR/USD	01/12/2015	HSB	INR	27,036	428	(6)
INR/USD	01/15/2015	RBS	INR	123,093	1,946	(34)
INR/USD	01/27/2015	RBS	INR	59,384	936	(19)
INR/USD	01/27/2015	MSC	INR	59,511	938	(15)
JPY/EUR	03/18/2015	SSB	EUR	(1,551)	(1,878)	49
JPY/USD	01/15/2015	JPM	JPY	204,964	1,711	(6)
JPY/USD	03/18/2015	CIT	JPY	113,489	948	(9)
JPY/USD	03/18/2015	BNP	JPY	394,954	3,299	(49)
JPY/USD	03/18/2015	BCL	JPY	112,716	942	(18)
JPY/USD	03/18/2015	JPM	JPY	114,647	958	(5)
JPY/USD	03/18/2015	RBC	JPY	114,233	954	(9)
JPY/USD	03/18/2015	MSC	JPY	112,686	941	(14)
JPY/USD	03/18/2015	DUB	JPY	114,114	953	—
JPY/USD	03/18/2015	BOA	JPY	57,640	482	6
JPY/USD	03/18/2015	SCB	JPY	57,339	479	3
MXN/USD	03/18/2015	DUB	MXN	21,258	1,435	(3)
MXN/USD	03/18/2015	DUB	MXN	14,231	960	2
MXN/USD	03/18/2015	RBC	MXN	11,709	790	(41)
MYR/USD	01/20/2015	BNP	MYR	1,688	482	1
MYR/USD	01/20/2015	BCL	MYR	3,365	961	—
MYR/USD	01/20/2015	HSB	MYR	1,688	482	1
NOK/EUR	03/18/2015	JPM	EUR	(384)	(465)	1
NOK/EUR	03/18/2015	MSC	EUR	(384)	(465)	28
NOK/EUR	03/18/2015	DUB	EUR	(1,538)	(1,862)	70
NOK/EUR	03/18/2015	CIT	EUR	(385)	(466)	(9)
NOK/USD	03/18/2015	JPM	NOK	3,759	503	(48)
NZD/USD	01/08/2015	WBC	NZD	1,331	1,038	(4)
NZD/USD	03/18/2015	UBS	NZD	2,466	1,910	11
NZD/USD	03/18/2015	WBC	NZD	1,227	950	2
NZD/USD	03/18/2015	BOA	NZD	1,225	949	—
NZD/USD	03/18/2015	WBC	NZD	1,209	936	(1)
NZD/USD	03/18/2015	BOA	NZD	1,208	936	(9)
PLN/EUR	03/18/2015	DUB	EUR	(771)	(934)	(26)
PLN/USD	03/18/2015	DUB	PLN	3,205	902	(53)
RUB/USD	01/20/2015	MSC	RUB	92,332	1,506	64
RUB/USD	01/26/2015	CSI	RUB	21,828	355	(120)
TRY/USD	03/18/2015	MLP	TRY	3,094	1,304	(51)
TRY/USD	03/18/2015	MSC	TRY	2,302	971	(40)
TRY/USD	03/18/2015	CIT	TRY	2,422	1,021	(44)
TRY/USD	03/18/2015	SCB	TRY	2,250	948	(42)
TRY/USD	03/18/2015	RBC	TRY	2,199	927	(35)
USD/AUD	03/18/2015	BCL	AUD	(2,143)	(1,740)	89
USD/AUD	03/18/2015	RBS	AUD	(2,213)	(1,797)	81
USD/AUD	03/18/2015	WBC	AUD	(566)	(460)	16
USD/AUD	03/18/2015	DUB	AUD	(2,893)	(2,350)	26
USD/AUD	03/18/2015	BOA	AUD	(2,278)	(1,850)	42

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
USD/BRL	01/09/2015	UBS	BRL	(2,408)	$(905)	$30
USD/BRL	01/09/2015	RBC	BRL	(3,618)	(1,360)	43
USD/BRL	01/09/2015	MSC	BRL	(1,248)	(469)	8
USD/BRL	01/12/2015	RBC	BRL	(1,259)	(473)	6
USD/BRL	01/13/2015	HSB	BRL	(1,154)	(433)	13
USD/BRL	01/13/2015	UBS	BRL	(1,248)	(468)	8
USD/BRL	01/15/2015	JPM	BRL	(2,485)	(932)	19
USD/BRL	01/15/2015	CIT	BRL	(1,261)	(473)	7
USD/BRL	01/15/2015	MSC	BRL	(1,270)	(476)	2
USD/BRL	01/16/2015	UBS	BRL	(3,670)	(1,377)	46
USD/BRL	01/16/2015	MSC	BRL	(2,599)	(975)	(13)
USD/BRL	01/23/2015	CIT	BRL	(13,027)	(4,876)	222
USD/BRL	01/23/2015	UBS	BRL	(1,288)	(482)	1
USD/CAD	03/18/2015	RBC	CAD	(3,804)	(3,269)	65
USD/CAD	03/18/2015	CIT	CAD	(1,855)	(1,594)	27
USD/CAD	03/18/2015	SSB	CAD	(2,179)	(1,872)	35
USD/CAD	03/18/2015	JPM	CAD	(776)	(667)	13
USD/CAD	03/18/2015	UBS	CAD	(2,175)	(1,869)	41
USD/CAD	03/18/2015	HSB	CAD	(547)	(470)	7
USD/CHF	03/18/2015	BNP	CHF	(2,845)	(2,865)	78
USD/CHF	03/18/2015	UBS	CHF	(3,190)	(3,213)	79
USD/CHF	03/18/2015	SSB	CHF	(2,267)	(2,283)	63
USD/CHF	03/18/2015	JPM	CHF	(3,709)	(3,735)	73
USD/CHF	03/18/2015	CIT	CHF	(2,897)	(2,918)	50
USD/CHF	03/18/2015	BOA	CHF	(2,353)	(2,370)	30
USD/CLP	01/09/2015	CSI	CLP	(177,477)	(292)	(1)
USD/CLP	01/09/2015	SCB	CLP	(116,875)	(192)	(1)
USD/CNH	03/18/2015	HSB	CNH	(39,358)	(6,288)	40
USD/CNH	03/18/2015	DUB	CNH	(15,914)	(2,542)	22
USD/CNH	03/18/2015	BCL	CNH	(11,773)	(1,881)	14
USD/CNH	03/18/2015	UBS	CNH	(10,043)	(1,604)	12
USD/CNH	03/18/2015	SCB	CNH	(10,532)	(1,683)	11
USD/CNH	03/18/2015	SSB	CNH	(9,770)	(1,561)	12
USD/COP	01/09/2015	BOA	COP	(1,406,080)	(591)	43
USD/COP	01/09/2015	CSI	COP	(1,831,095)	(770)	21
USD/EUR	01/28/2015	JPM	EUR	(18,962)	(22,950)	484
USD/EUR	01/28/2015	WBC	EUR	(6,209)	(7,515)	203
USD/EUR	03/18/2015	BCL	EUR	(750)	(908)	25
USD/EUR	03/18/2015	JPM	EUR	(4,416)	(5,347)	133
USD/EUR	03/18/2015	BOA	EUR	(2,586)	(3,131)	92
USD/EUR	03/18/2015	WBC	EUR	(4,669)	(5,653)	103
USD/EUR	03/18/2015	SCB	EUR	(768)	(930)	22
USD/EUR	03/18/2015	MSC	EUR	(384)	(465)	15
USD/GBP	01/09/2015	CIT	GBP	(2,731)	(4,257)	24
USD/GBP	03/18/2015	JPM	GBP	(1,244)	(1,938)	(7)
USD/IDR	01/16/2015	CIT	IDR	(6,020,410)	(485)	(7)
USD/IDR	01/20/2015	DUB	IDR	(6,163,724)	(496)	(17)
USD/IDR	01/20/2015	BOA	IDR	(6,116,351)	(492)	(14)
USD/IDR	01/20/2015	BCL	IDR	(4,948,262)	(398)	(14)
USD/JPY	01/15/2015	CIT	JPY	(207,463)	(1,732)	6
USD/JPY	03/18/2015	BNP	JPY	(168,470)	(1,407)	24
USD/JPY	03/18/2015	BOA	JPY	(226,780)	(1,895)	15
USD/JPY	03/18/2015	RBS	JPY	(226,725)	(1,895)	11
USD/JPY	03/18/2015	SSB	JPY	(226,893)	(1,895)	15
USD/JPY	03/18/2015	CIT	JPY	(336,954)	(2,815)	58
USD/JPY	03/18/2015	JPM	JPY	(113,309)	(947)	10
USD/KRW	01/09/2015	SCB	KRW	(530,788)	(483)	(7)
USD/KRW	01/15/2015	SCB	KRW	(1,057,464)	(961)	(3)
USD/MXN	01/20/2015	JPM	MXN	(65,544)	(4,438)	191
USD/MXN	03/18/2015	SSB	MXN	(13,682)	(923)	30
USD/MXN	03/18/2015	JPM	MXN	(7,047)	(475)	5

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
USD/MYR	01/09/2015	DUB	MYR	(3,945)	$(1,128)	$17
USD/MYR	01/09/2015	RBC	MYR	(2,570)	(735)	3
USD/MYR	01/09/2015	HSB	MYR	(1,635)	(468)	2
USD/MYR	01/09/2015	BCL	MYR	(1,008)	(288)	1
USD/NZD	03/18/2015	SCB	NZD	(1,797)	(1,392)	6
USD/NZD	03/18/2015	JPM	NZD	(1,887)	(1,461)	12
USD/NZD	03/18/2015	WBC	NZD	(2,978)	(2,307)	(15)
USD/NZD	03/18/2015	BOA	NZD	(5,484)	(4,248)	(60)
USD/PHP	01/12/2015	SCB	PHP	(19,128)	(427)	(3)
USD/PHP	01/13/2015	BCL	PHP	(21,382)	(478)	(3)
USD/PLN	03/18/2015	UBS	PLN	(3,790)	(1,067)	57
USD/RUB	01/20/2015	MSC	RUB	(35,109)	(573)	(18)
USD/RUB	01/20/2015	MSC	RUB	(22,889)	(373)	13
USD/RUB	01/26/2015	CIT	RUB	(25,430)	(413)	64
USD/SEK	02/12/2015	UBS	SEK	(11,415)	(1,464)	33
USD/SGD	03/18/2015	WBC	SGD	(1,050)	(792)	17
USD/SGD	03/18/2015	BCL	SGD	(985)	(743)	15
USD/SGD	03/18/2015	DUB	SGD	(985)	(743)	13
USD/SGD	03/18/2015	HSB	SGD	(2,525)	(1,904)	16
USD/TRY	03/18/2015	HSB	TRY	(1,073)	(452)	22
USD/TRY	03/18/2015	MSC	TRY	(4,395)	(1,853)	50
USD/TRY	03/18/2015	RBS	TRY	(2,323)	(979)	(21)
USD/TRY	03/18/2015	JPM	TRY	(2,324)	(980)	(18)
USD/ZAR	03/18/2015	DUB	ZAR	(6,211)	(531)	20
USD/ZAR	03/18/2015	SCB	ZAR	(5,419)	(463)	13
USD/ZAR	03/18/2015	BCL	ZAR	(5,475)	(468)	8
USD/ZAR	03/18/2015	JPM	ZAR	(5,551)	(474)	2
USD/ZAR	03/18/2015	UBS	ZAR	(5,532)	(473)	3
ZAR/USD	03/18/2015	DUB	ZAR	6,486	554	(25)
ZAR/USD	03/18/2015	SCB	ZAR	4,465	381	(18)
ZAR/USD	03/18/2015	CIT	ZAR	5,625	481	2
ZAR/USD	03/18/2015	MSC	ZAR	5,682	485	7
ZAR/USD	03/18/2015	UBS	ZAR	5,697	487	6

					$(92,904)	$1,959

JNL/Goldman Sachs Emerging Markets Debt Fund
BRL/USD	01/09/2015	MSC	BRL	4,293	$1,613	$46
BRL/USD	01/09/2015	RBC	BRL	8,603	3,233	100
BRL/USD	01/09/2015	SCB	BRL	4,337	1,630	63
BRL/USD	01/15/2015	MSC	BRL	8,609	3,230	54
BRL/USD	01/16/2015	CSI	BRL	3,853	1,445	5
BRL/USD	01/16/2015	RBC	BRL	34,318	12,871	73
BRL/USD	01/23/2015	MSC	BRL	8,503	3,183	(235)
BRL/USD	01/26/2015	UBS	BRL	4,350	1,627	30
CLP/USD	01/09/2015	SCB	CLP	1,291,253	2,127	(39)
CLP/USD	01/09/2015	DUB	CLP	340,336	560	9
CNH/USD	03/18/2015	HSB	CNH	142,312	22,736	69
CNH/USD	03/18/2015	BCL	CNH	20,066	3,206	13
CNH/USD	03/18/2015	HSB	CNH	50,893	8,130	(1)
COP/USD	01/09/2015	BOA	COP	7,720,918	3,248	(69)
COP/USD	01/09/2015	CSI	COP	1,538,268	647	(24)
COP/USD	01/23/2015	MLP	COP	4,370,688	1,838	(254)
COP/USD	01/23/2015	SCB	COP	8,607,421	3,620	(556)
EUR/HUF	03/18/2015	BOA	HUF	(773,257)	(2,950)	25
EUR/HUF	03/18/2015	DUB	HUF	(466,949)	(1,781)	17
EUR/PLN	03/18/2015	BCL	PLN	(10,584)	(2,980)	35
EUR/USD	03/18/2015	CIT	EUR	1,359	1,646	(52)
EUR/USD	03/18/2015	CGM	EUR	5,354	6,483	(139)
EUR/USD	03/18/2015	BOA	EUR	3,440	4,165	(121)
EUR/USD	03/18/2015	JPM	EUR	1,343	1,626	(30)
EUR/USD	03/18/2015	BNP	EUR	2,661	3,222	(63)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
HUF/USD	03/18/2015	BNP	HUF	849,195	$3,240	$(205)
HUF/USD	03/18/2015	BCL	HUF	814,661	3,108	(200)
HUF/USD	03/18/2015	DUB	HUF	732,698	2,795	(159)
IDR/USD	01/20/2015	JPM	IDR	20,836,466	1,678	90
IDR/USD	01/20/2015	BOA	IDR	16,495,245	1,328	75
IDR/USD	01/30/2015	SCB	IDR	72,743,645	5,848	(60)
IDR/USD	01/30/2015	DUB	IDR	21,440,122	1,723	(24)
IDR/USD	01/30/2015	JPM	IDR	6,728,851	541	(9)
IDR/USD	01/30/2015	SCB	IDR	28,446,180	2,286	3
INR/USD	01/12/2015	HSB	INR	296,551	4,691	(71)
INR/USD	01/15/2015	RBS	INR	217,087	3,432	(60)
INR/USD	01/27/2015	RBS	INR	208,993	3,295	(66)
INR/USD	01/27/2015	MSC	INR	211,505	3,335	(52)
JPY/USD	03/18/2015	CGM	JPY	191,520	1,600	(15)
JPY/USD	03/18/2015	BCL	JPY	179,994	1,504	(29)
JPY/USD	03/18/2015	JPM	JPY	185,959	1,553	(9)
JPY/USD	03/18/2015	BNP	JPY	183,832	1,536	(31)
KRW/USD	01/30/2015	HSB	KRW	2,484,797	2,258	(96)
KRW/USD	01/30/2015	WBC	KRW	609,305	554	8
MXN/USD	03/18/2015	DUB	MXN	119,108	8,036	(190)
MXN/USD	03/18/2015	RBC	MXN	107,659	7,264	(378)
MXN/USD	03/18/2015	DUB	MXN	47,180	3,183	7
MXN/USD	03/18/2015	MSC	MXN	24,800	1,673	(77)
MYR/USD	01/09/2015	HSB	MYR	23,527	6,726	(112)
MYR/USD	01/20/2015	BCL	MYR	9,544	2,726	—
MYR/USD	01/20/2015	BNP	MYR	5,498	1,571	4
MYR/USD	01/20/2015	HSB	MYR	5,498	1,570	3
MYR/USD	01/30/2015	JPM	MYR	17,744	5,064	(320)
NGN/USD	02/17/2015	SCB	NGN	143,764	734	5
NGN/USD	02/17/2015	SCB	NGN	87,584	447	(8)
NGN/USD	02/19/2015	SCB	NGN	116,384	593	13
NGN/USD	03/09/2015	SCB	NGN	97,010	484	(15)
PEN/USD	01/23/2015	CGM	PEN	6,099	2,037	(40)
PEN/USD	01/23/2015	MSC	PEN	3,075	1,027	(22)
PHP/USD	01/30/2015	DUB	PHP	65,569	1,464	(1)
PHP/USD	01/30/2015	HSB	PHP	33,354	745	(1)
PLN/EUR	03/18/2015	DUB	EUR	(2,681)	(3,246)	(90)
PLN/USD	01/05/2015	HSB	PLN	5,092	1,438	(9)
PLN/USD	03/18/2015	HSB	PLN	46,432	13,072	(701)
PLN/USD	03/18/2015	DUB	PLN	32,635	6,030	(335)
PLN/USD	03/18/2015	MSC	PLN	27,538	7,752	(384)
RON/USD	03/18/2015	HSB	RON	9,828	2,648	(85)
RUB/USD	01/20/2015	MSC	RUB	301,017	4,909	210
RUB/USD	01/23/2015	MSC	RUB	37,980	618	(171)
RUB/USD	01/23/2015	JPM	RUB	241,602	3,932	(634)
RUB/USD	01/26/2015	CSI	RUB	78,101	1,269	(427)
RUB/USD	01/26/2015	DUB	RUB	59,842	972	(128)
TRY/USD	03/18/2015	MLP	TRY	3,951	1,666	(65)
TRY/USD	03/18/2015	MSC	TRY	1,882	793	(33)
TRY/USD	03/18/2015	CIT	TRY	1,980	835	(36)
TRY/USD	03/18/2015	SCB	TRY	3,038	1,280	(34)
TRY/USD	03/18/2015	BNP	TRY	2,561	1,080	(29)
TRY/USD	03/18/2015	RBC	TRY	1,113	469	(17)
USD/BRL	01/09/2015	RBC	BRL	(5,092)	(1,913)	60
USD/BRL	01/09/2015	CSI	BRL	(5,354)	(2,012)	66
USD/BRL	01/09/2015	MSC	BRL	(4,329)	(1,627)	28
USD/BRL	01/12/2015	RBC	BRL	(4,286)	(1,609)	20
USD/BRL	01/13/2015	CSI	BRL	(4,300)	(1,614)	26
USD/BRL	01/13/2015	HSB	BRL	(34,049)	(12,781)	381
USD/BRL	01/15/2015	JPM	BRL	(1,982)	(744)	15

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
USD/BRL	01/15/2015	CGM	BRL	(3,039)	$(1,140)	$16
USD/BRL	01/15/2015	MSC	BRL	(4,286)	(1,608)	7
USD/BRL	01/16/2015	CSI	BRL	(10,186)	(3,821)	123
USD/BRL	01/16/2015	MSC	BRL	(8,362)	(3,136)	(41)
USD/BRL	01/23/2015	CGM	BRL	(20,193)	(7,558)	344
USD/BRL	01/23/2015	CSI	BRL	(4,213)	(1,577)	3
USD/CLP	01/09/2015	CSI	CLP	(529,455)	(872)	(4)
USD/CLP	01/09/2015	SCB	CLP	(261,898)	(431)	(3)
USD/CLP	01/23/2015	MSC	CLP	(1,361,999)	(2,239)	61
USD/CNH	03/18/2015	HSB	CNH	(132,922)	(21,235)	133
USD/CNH	03/18/2015	DUB	CNH	(56,826)	(9,079)	79
USD/CNH	03/18/2015	BCL	CNH	(42,152)	(6,734)	51
USD/CNH	03/18/2015	CSI	CNH	(35,792)	(5,718)	44
USD/CNH	03/18/2015	SCB	CNH	(37,537)	(5,997)	40
USD/CNH	03/18/2015	SSB	CNH	(34,820)	(5,563)	44
USD/COP	01/09/2015	CSI	COP	(553,537)	(233)	6
USD/COP	01/09/2015	BOA	COP	(1,912,840)	(804)	54
USD/COP	01/09/2015	DUB	COP	(4,626,476)	(1,947)	(45)
USD/COP	01/23/2015	JPM	COP	(14,481,187)	(6,091)	905
USD/COP	01/23/2015	DUB	COP	(402,172)	(169)	(3)
USD/COP	01/23/2015	BOA	COP	(873,092)	(367)	(6)
USD/COP	10/06/2015	CSI	COP	(928,068)	(382)	60
USD/COP	10/06/2015	DUB	COP	(697,235)	(287)	45
USD/EUR	01/28/2015	JPM	EUR	(1,561)	(1,889)	40
USD/EUR	03/18/2015	WBC	EUR	(21,403)	(25,916)	471
USD/EUR	03/18/2015	BOA	EUR	(1,344)	(1,627)	38
USD/EUR	03/18/2015	SCB	EUR	(1,323)	(1,602)	38
USD/EUR	03/18/2015	JPM	EUR	(10,186)	(12,334)	359
USD/IDR	01/16/2015	CGM	IDR	(20,152,000)	(1,624)	(24)
USD/IDR	01/20/2015	BOA	IDR	(20,277,172)	(1,633)	(45)
USD/IDR	01/20/2015	DUB	IDR	(20,434,225)	(1,645)	(57)
USD/IDR	01/20/2015	BCL	IDR	(15,785,473)	(1,271)	(46)
USD/IDR	01/30/2015	DUB	IDR	(127,373,369)	(10,238)	105
USD/IDR	01/30/2015	JPM	IDR	(117,326,065)	(9,430)	41
USD/ILS	05/06/2015	CSI	ILS	(9,266)	(2,377)	293
USD/ILS	05/06/2015	CGM	ILS	(8,414)	(2,159)	238
USD/JPY	03/18/2015	CGM	JPY	(365,227)	(3,051)	82
USD/JPY	03/18/2015	JPM	JPY	(193,034)	(1,613)	17
USD/JPY	03/18/2015	BNP	JPY	(190,551)	(1,592)	23
USD/KRW	01/09/2015	SCB	KRW	(1,845,491)	(1,679)	(24)
USD/KRW	01/15/2015	SCB	KRW	(3,565,355)	(3,242)	(12)
USD/MXN	01/20/2015	JPM	MXN	(11,371)	(770)	33
USD/MXN	01/20/2015	BOA	MXN	(21,491)	(1,455)	32
USD/MXN	02/19/2015	DUB	MXN	(73,549)	(4,971)	74
USD/MXN	03/18/2015	SSB	MXN	(47,520)	(3,206)	104
USD/MXN	03/18/2015	JPM	MXN	(22,507)	(1,519)	14
USD/MYR	01/09/2015	DUB	MYR	(16,369)	(4,680)	72
USD/MYR	01/09/2015	BCL	MYR	(3,506)	(1,003)	2
USD/MYR	01/09/2015	RBC	MYR	(9,326)	(2,666)	12
USD/MYR	01/09/2015	HSB	MYR	(4,565)	(1,305)	5
USD/MYR	01/30/2015	JPM	MYR	(5,818)	(1,660)	2
USD/PEN	01/23/2015	BNP	PEN	(6,688)	(2,234)	34
USD/PHP	01/12/2015	SCB	PHP	(45,048)	(1,007)	(7)
USD/PHP	01/13/2015	BCL	PHP	(101,928)	(2,278)	(13)
USD/PLN	03/18/2015	DUB	PLN	(25,104)	(7,068)	313
USD/PLN	03/18/2015	HSB	PLN	(6,690)	(1,883)	12
USD/RON	03/18/2015	HSB	RON	(3,876)	(1,044)	3
USD/RUB	01/20/2015	MSC	RUB	(113,778)	(1,856)	(59)
USD/RUB	01/20/2015	MSC	RUB	(75,308)	(1,228)	42
USD/RUB	01/23/2015	JPM	RUB	(60,861)	(991)	442
USD/RUB	01/23/2015	DUB	RUB	(47,938)	(780)	335

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
USD/RUB	01/23/2015	MSC	RUB	(108,727)	$(1,770)	$147
USD/SGD	03/18/2015	WBC	SGD	(4,524)	(3,411)	75
USD/SGD	03/18/2015	BCL	SGD	(4,246)	(3,201)	66
USD/SGD	03/18/2015	DUB	SGD	(4,245)	(3,200)	54
USD/SGD	03/18/2015	HSB	SGD	(8,062)	(6,079)	52
USD/THB	01/30/2015	DUB	THB	(95,474)	(2,898)	(10)
USD/THB	01/30/2015	DUB	THB	(117,465)	(3,565)	33
USD/TRY	03/18/2015	BNP	TRY	(2,181)	(920)	35
USD/TRY	03/18/2015	RBS	TRY	(696)	(293)	11
USD/TRY	03/18/2015	MSC	TRY	(15,221)	(6,416)	174
USD/TRY	03/18/2015	JPM	TRY	(7,572)	(3,192)	(58)
USD/TRY	03/18/2015	HSB	TRY	(8,899)	(3,751)	181
USD/TRY	03/18/2015	DUB	TRY	(4,743)	(2,000)	93
USD/TRY	03/18/2015	RBS	TRY	(7,700)	(3,246)	(70)
USD/ZAR	03/18/2015	SCB	ZAR	(37,696)	(3,221)	111
USD/ZAR	03/18/2015	BCL	ZAR	(19,037)	(1,626)	29
USD/ZAR	03/18/2015	JPM	ZAR	(12,734)	(1,088)	4
USD/ZAR	03/18/2015	CSI	ZAR	(19,061)	(1,628)	12
USD/ZAR	03/18/2015	DUB	ZAR	(44,674)	(3,816)	69
ZAR/USD	03/18/2015	CSI	ZAR	18,561	1,586	19
ZAR/USD	03/18/2015	DUB	ZAR	136,104	11,627	(541)
ZAR/USD	03/18/2015	SCB	ZAR	121,593	10,388	(500)
ZAR/USD	03/18/2015	BCL	ZAR	79,060	6,754	(254)
ZAR/USD	03/18/2015	CGM	ZAR	19,157	1,637	7
ZAR/USD	03/18/2015	MSC	ZAR	15,512	1,325	20
ZAR/USD	03/18/2015	HSB	ZAR	13,880	1,186	5
ZAR/USD	03/18/2015	DUB	ZAR	9,355	799	2

					$(36,292)	$(790)

JNL/Invesco Mid Cap Value Fund
USD/GBP	01/09/2015	BNY	GBP	(2,525)	$(3,935)	$34
USD/GBP	01/09/2015	SSB	GBP	(2,526)	(3,938)	35

					$(7,873)	$69

JNL/Ivy Asset Strategy Fund
JPY/USD	01/14/2015	DUB	JPY	2,230,366	$18,622	$(100)
JPY/USD	01/14/2015	DUB	JPY	356,820	2,979	19
USD/JPY	01/14/2015	DUB	JPY	(4,721,627)	(39,422)	530

					$(17,821)	$449

JNL/JPMorgan International Value Fund
AUD/USD	02/27/2015	BNP	AUD	40,180	$32,679	$(1,803)
CHF/USD	02/27/2015	HSB	CHF	5,314	5,350	(147)
EUR/CHF	02/27/2015	UBS	CHF	(3,897)	(3,923)	4
EUR/CHF	02/27/2015	CSI	CHF	(1,816)	(1,828)	(2)
EUR/GBP	02/27/2015	GSC	GBP	(1,243)	(1,937)	(44)
EUR/HKD	02/27/2015	HSB	HKD	(9,411)	(1,213)	(29)
EUR/USD	02/27/2015	BNP	EUR	2,649	3,207	(67)
EUR/USD	02/27/2015	GSC	EUR	2,132	2,581	(66)
GBP/CHF	02/27/2015	TDS	CHF	(9,060)	(9,121)	237
GBP/JPY	02/27/2015	TDS	JPY	(237,404)	(1,983)	(5)
GBP/SEK	02/27/2015	CSI	SEK	(16,978)	(2,178)	86
GBP/USD	02/27/2015	CSI	GBP	917	1,428	(9)
GBP/USD	02/27/2015	BNP	GBP	5,226	8,142	(27)
GBP/USD	02/27/2015	TDS	GBP	2,206	3,436	(43)
GBP/USD	02/27/2015	DUB	GBP	2,091	3,257	(35)
GBP/USD	02/27/2015	MSC	GBP	1,297	2,020	(16)
HKD/USD	02/27/2015	BNP	HKD	42,948	5,538	1
JPY/AUD	02/27/2015	GSC	AUD	(1,852)	(1,506)	35
JPY/EUR	02/27/2015	UBS	EUR	(1,287)	(1,558)	9

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/JPMorgan International Value Fund (continued)
JPY/NOK	02/27/2015	GSC	NOK	(11,976)	$(1,604)	$76
JPY/USD	02/27/2015	GSC	JPY	314,058	2,623	(24)
JPY/USD	02/27/2015	BCL	JPY	270,765	2,262	(17)
SEK/USD	02/27/2015	DUB	SEK	66,681	8,555	(381)
SGD/USD	02/27/2015	DUB	SGD	13,658	10,300	(179)
USD/AUD	02/27/2015	HSB	AUD	(4,053)	(3,296)	178
USD/AUD	02/27/2015	SSB	AUD	(1,769)	(1,439)	(4)
USD/CAD	02/27/2015	UBS	CAD	(2,859)	(2,458)	81
USD/CHF	02/27/2015	UBS	CHF	(5,509)	(5,547)	141
USD/CHF	02/27/2015	SGB	CHF	(1,526)	(1,537)	14
USD/EUR	02/27/2015	SGB	EUR	(6,008)	(7,274)	104
USD/EUR	02/27/2015	HSB	EUR	(1,614)	(1,954)	50
USD/EUR	02/27/2015	UBS	EUR	(19,288)	(23,351)	598
USD/EUR	02/27/2015	MSC	EUR	(2,061)	(2,495)	77
USD/HKD	02/27/2015	BNP	HKD	(14,083)	(1,816)	—
USD/JPY	02/27/2015	DUB	JPY	(3,882,309)	(32,426)	594
USD/NOK	02/27/2015	UBS	NOK	(9,296)	(1,245)	120

					$(20,311)	$(493)

JNL/Mellon Capital International Index Fund
AUD/USD	03/18/2015	WBC	AUD	8,254	$6,703	$(86)
AUD/USD	03/18/2015	RBC	AUD	257	209	—
AUD/USD	03/18/2015	BOA	AUD	268	218	1
AUD/USD	03/18/2015	BCL	AUD	268	218	1
EUR/USD	03/18/2015	JPM	EUR	7,161	8,671	(206)
EUR/USD	03/18/2015	GSC	EUR	3,868	4,683	(94)
EUR/USD	03/18/2015	RBS	EUR	4,296	5,202	(117)
EUR/USD	03/18/2015	RBC	EUR	536	649	(23)
EUR/USD	03/18/2015	BOA	EUR	191	232	(1)
EUR/USD	03/18/2015	UBS	EUR	447	541	(5)
GBP/USD	03/18/2015	HSB	GBP	2,218	3,455	(21)
GBP/USD	03/18/2015	BOA	GBP	3,327	5,183	(31)
GBP/USD	03/18/2015	JPM	GBP	5,546	8,638	(54)
GBP/USD	03/18/2015	UBS	GBP	252	393	(2)
GBP/USD	03/18/2015	RBC	GBP	368	573	(6)
GBP/USD	03/18/2015	BCL	GBP	526	820	2
GBP/USD	03/18/2015	UBS	GBP	329	512	1
GBP/USD	03/18/2015	BCL	GBP	195	303	—
JPY/USD	03/18/2015	RBC	JPY	1,403,051	11,721	(111)
JPY/USD	03/18/2015	BOA	JPY	97,680	816	(7)
JPY/USD	03/18/2015	BOA	JPY	98,450	822	1
JPY/USD	03/18/2015	UBS	JPY	85,360	713	3
USD/AUD	03/18/2015	RBC	AUD	(406)	(329)	(3)
USD/EUR	03/18/2015	RBC	EUR	(122)	(147)	4
USD/EUR	03/18/2015	BOA	EUR	(126)	(153)	1
USD/GBP	03/18/2015	RBC	GBP	(125)	(195)	2
USD/GBP	03/18/2015	BCL	GBP	(326)	(508)	(3)

					$59,943	$(754)

JNL/Mellon Capital Global Alpha Fund
AUD/USD	03/18/2015	CCI	AUD	217	$176	$—
AUD/USD	03/18/2015	BMO	AUD	320	260	—
AUD/USD	03/18/2015	BNP	AUD	427	347	(1)
AUD/USD	03/18/2015	CCI	AUD	363	295	—
AUD/USD	03/18/2015	BCL	AUD	100	81	—
AUD/USD	03/18/2015	UBS	AUD	621	504	(4)
CAD/USD	03/18/2015	HSB	CAD	174	150	(2)
CAD/USD	03/18/2015	CCI	CAD	75	65	—
CAD/USD	03/18/2015	BNP	CAD	150	129	—
CAD/USD	03/18/2015	BMO	CAD	113	97	—
CAD/USD	03/18/2015	CCI	CAD	56	48	(1)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Mellon Capital Global Alpha Fund (continued)
CAD/USD	03/18/2015	BMO	CAD	184	$158	$(2)
CAD/USD	03/18/2015	UBS	CAD	301	259	(1)
EUR/USD	03/18/2015	DUB	EUR	650	786	(19)
EUR/USD	03/18/2015	HSB	EUR	3,012	3,645	(105)
EUR/USD	03/18/2015	GSC	EUR	728	882	(22)
EUR/USD	03/18/2015	CCI	EUR	882	1,070	(26)
EUR/USD	03/18/2015	BMO	EUR	441	535	(13)
GBP/USD	03/18/2015	CCI	GBP	484	753	(3)
GBP/USD	03/18/2015	BCL	GBP	132	206	(1)
JPY/USD	03/18/2015	UBS	JPY	107,619	899	(20)
JPY/USD	03/18/2015	CCI	JPY	151,811	1,268	(23)
JPY/USD	03/18/2015	HSB	JPY	132,672	1,108	(23)
JPY/USD	03/18/2015	BCL	JPY	12,103	101	(1)
JPY/USD	03/18/2015	RBC	JPY	452,506	3,780	(36)
JPY/USD	03/18/2015	DUB	JPY	57,215	478	(11)
NOK/USD	03/18/2015	UBS	NOK	7,168	960	(47)
NOK/USD	03/18/2015	BMO	NOK	9,495	1,271	(61)
NOK/USD	03/18/2015	CCI	NOK	10,084	1,350	(50)
NZD/USD	03/18/2015	BMO	NZD	2,943	2,279	52
NZD/USD	03/18/2015	GSC	NZD	2,648	2,051	49
NZD/USD	03/18/2015	RBC	NZD	2,452	1,899	46
NZD/USD	03/18/2015	CCI	NZD	1,766	1,368	32
NZD/USD	03/18/2015	HSB	NZD	267	207	—
SEK/USD	03/18/2015	CCI	SEK	3,249	417	(7)
SEK/USD	03/18/2015	BMO	SEK	1,626	209	(4)
SEK/USD	03/18/2015	BNP	SEK	2,168	278	(6)
SEK/USD	03/18/2015	BCL	SEK	593	76	(1)
USD/AUD	03/18/2015	CCI	AUD	(2,625)	(2,131)	28
USD/AUD	03/18/2015	GSC	AUD	(375)	(304)	3
USD/AUD	03/18/2015	HSB	AUD	(1,215)	(986)	17
USD/AUD	03/18/2015	BMO	AUD	(227)	(184)	2
USD/CHF	03/18/2015	CCI	CHF	(205)	(207)	5
USD/EUR	03/18/2015	RBS	EUR	(2,619)	(3,172)	71
USD/EUR	03/18/2015	GSC	EUR	(8,869)	(10,738)	241
USD/EUR	03/18/2015	BOA	EUR	(3,829)	(4,637)	86
USD/EUR	03/18/2015	DUB	EUR	(105)	(127)	4
USD/EUR	03/18/2015	UBS	EUR	(197)	(238)	8
USD/EUR	03/18/2015	HSB	EUR	(181)	(220)	6
USD/EUR	03/18/2015	CCI	EUR	(1,579)	(1,911)	32
USD/EUR	03/18/2015	BCL	EUR	(378)	(458)	7
USD/GBP	03/18/2015	HSB	GBP	(1,750)	(2,726)	17
USD/GBP	03/18/2015	CCI	GBP	(108)	(168)	2
USD/GBP	03/18/2015	GSC	GBP	(89)	(139)	1
USD/GBP	03/18/2015	RBS	GBP	(2,029)	(3,160)	25
USD/GBP	03/18/2015	DUB	GBP	(574)	(894)	6
USD/GBP	03/18/2015	BOA	GBP	(3,546)	(5,524)	33
USD/GBP	03/18/2015	BMO	GBP	(54)	(84)	—
USD/JPY	03/18/2015	GSC	JPY	(28,398)	(237)	2
USD/JPY	03/18/2015	CCI	JPY	(34,422)	(288)	2
USD/JPY	03/18/2015	HSB	JPY	(92,078)	(768)	11
USD/JPY	03/18/2015	BMO	JPY	(17,211)	(144)	1
USD/NOK	03/18/2015	CCI	NOK	(4,681)	(627)	6
USD/NOK	03/18/2015	BMO	NOK	(5,165)	(692)	5
USD/NOK	03/18/2015	HSB	NOK	(8,351)	(1,119)	48
USD/NOK	03/18/2015	GSC	NOK	(1,512)	(202)	5
USD/NOK	03/18/2015	UBS	NOK	(2,501)	(335)	4
USD/NOK	03/18/2015	DUB	NOK	(3,448)	(462)	17
USD/NOK	03/18/2015	BNP	NOK	(5,666)	(759)	2
USD/NOK	03/18/2015	HSB	NOK	(3,857)	(516)	(1)
USD/NZD	03/18/2015	UBS	NZD	(551)	(427)	(3)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Mellon Capital Global Alpha Fund (continued)
USD/NZD	03/18/2015	CCI	NZD	(4)	$(3)	$—
USD/NZD	03/18/2015	HSB	NZD	(423)	(328)	(3)
USD/SEK	03/18/2015	CCI	SEK	(11,707)	(1,502)	54

					$(15,972)	$433

JNL/PIMCO Real Return Fund
AUD/USD	01/05/2015	UBS	AUD	18,186	$14,847	$(25)
AUD/USD	01/05/2015	BOA	AUD	2,737	2,234	(92)
BRL/USD	01/05/2015	MSC	BRL	38,051	14,315	(6)
BRL/USD	01/05/2015	DUB	BRL	6,827	2,568	(85)
BRL/USD	02/03/2015	BCL	BRL	27,848	10,392	(374)
BRL/USD	02/03/2015	CSI	BRL	18,551	6,923	(357)
EUR/USD	01/05/2015	BNP	EUR	14,799	17,908	(541)
EUR/USD	01/05/2015	CIT	EUR	309,585	374,614	(4,813)
INR/USD	01/20/2015	CIT	INR	2,427,848	38,337	(581)
JPY/USD	01/05/2015	BOA	JPY	5,376,955	44,890	55
MXN/USD	02/05/2015	UBS	MXN	189,570	12,824	(1,091)
MXN/USD	02/05/2015	BCL	MXN	21,727	1,470	(18)
MYR/USD	01/20/2015	UBS	MYR	40,523	11,575	(916)
NZD/USD	01/05/2015	MSC	NZD	16,518	12,885	43
PLN/USD	01/30/2015	UBS	PLN	11,643	3,285	(183)
USD/AUD	01/05/2015	CIT	AUD	(20,923)	(17,082)	814
USD/AUD	02/03/2015	UBS	AUD	(18,186)	(14,815)	26
USD/BRL	01/05/2015	BNP	BRL	(6,827)	(2,568)	59
USD/BRL	01/05/2015	DUB	BRL	(522)	(197)	(8)
USD/BRL	01/05/2015	CSI	BRL	(4,930)	(1,855)	(59)
USD/BRL	01/05/2015	UBS	BRL	(19,100)	(7,185)	(250)
USD/BRL	01/05/2015	MSC	BRL	(13,498)	(5,078)	(98)
USD/BRL	02/03/2015	MSC	BRL	(38,051)	(14,200)	—
USD/BRL	07/02/2015	DUB	BRL	(6,827)	(2,441)	75
USD/CAD	03/03/2015	CIT	CAD	(7,700)	(6,619)	18
USD/EUR	01/05/2015	MSC	EUR	(293,799)	(355,512)	9,605
USD/EUR	01/05/2015	BOA	EUR	(10,245)	(12,397)	280
USD/EUR	01/05/2015	CIT	EUR	(6,868)	(8,311)	186
USD/EUR	01/05/2015	BNP	EUR	(13,472)	(16,302)	518
USD/EUR	02/03/2015	CIT	EUR	(309,585)	(374,733)	4,800
USD/GBP	02/03/2015	MSC	GBP	(1,587)	(2,473)	7
USD/GBP	02/03/2015	UBS	GBP	(709)	(1,104)	7
USD/JPY	01/05/2015	CSI	JPY	(3,228,855)	(26,957)	329
USD/JPY	01/05/2015	BOA	JPY	(2,148,100)	(17,934)	258
USD/JPY	02/03/2015	BOA	JPY	(5,376,955)	(44,902)	(56)
USD/KRW	02/26/2015	BOA	KRW	(7,977,396)	(7,239)	81
USD/MXN	02/05/2015	BCL	MXN	(54,030)	(3,655)	309
USD/MXN	02/05/2015	JPM	MXN	(280,581)	(18,981)	896
USD/MXN	02/05/2015	CIT	MXN	(7,249)	(490)	28
USD/MXN	02/05/2015	MSC	MXN	(280,290)	(18,961)	862
USD/MXN	02/05/2015	CSI	MXN	(18,836)	(1,274)	57
USD/MXN	02/05/2015	DUB	MXN	(8,045)	(544)	7
USD/MXN	02/05/2015	BNP	MXN	(118,534)	(8,019)	958
USD/MXN	02/12/2015	BNP	MXN	(459,548)	(31,074)	325
USD/MXN	05/14/2015	CIT	MXN	(480,459)	(32,302)	265
USD/MYR	02/26/2015	UBS	MYR	(40,201)	(11,448)	756
USD/NZD	01/05/2015	BOA	NZD	(16,518)	(12,885)	(21)
USD/NZD	02/03/2015	MSC	NZD	(16,518)	(12,843)	(38)

					$(523,313)	$12,012

JNL/PIMCO Total Return Bond Fund
AUD/USD	01/05/2015	CIT	AUD	11,137	$9,092	$(428)
AUD/USD	01/05/2015	CSI	AUD	5,800	4,735	(155)
AUD/USD	01/05/2015	DUB	AUD	8,100	6,613	(155)
AUD/USD	01/05/2015	UBS	AUD	29,163	23,809	(71)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/PIMCO Total Return Bond Fund (continued)
BRL/USD	01/05/2015	DUB	BRL	16,142	$6,073	$(201)
BRL/USD	01/05/2015	UBS	BRL	134,000	50,410	(5,529)
EUR/USD	01/05/2015	BOA	EUR	91,292	110,468	(2,558)
EUR/USD	01/05/2015	CSI	EUR	18,315	22,162	(611)
EUR/USD	01/05/2015	DUB	EUR	1,244	1,505	(21)
EUR/USD	01/05/2015	CIT	EUR	287,072	347,373	(4,821)
EUR/USD	01/05/2015	BNP	EUR	39,830	48,197	(803)
EUR/USD	01/05/2015	UBS	EUR	34,274	41,473	(1,136)
EUR/USD	02/03/2015	JPM	EUR	59,876	72,476	(771)
EUR/USD	06/15/2015	JPM	EUR	6,751	8,182	(845)
EUR/USD	06/15/2015	BCL	EUR	7,573	9,178	(941)
EUR/USD	06/15/2015	CSI	EUR	18,938	22,952	(2,438)
EUR/USD	06/15/2015	BNP	EUR	6,420	7,781	(825)
EUR/USD	06/15/2015	CIT	EUR	9,811	11,891	(1,089)
EUR/USD	06/15/2015	UBS	EUR	2,653	3,215	(281)
EUR/USD	06/15/2015	BOA	EUR	891	1,080	(84)
EUR/USD	06/15/2015	DUB	EUR	4,511	5,467	(398)
EUR/USD	06/13/2016	BOA	EUR	1,754	2,148	(221)
EUR/USD	06/13/2016	DUB	EUR	10,256	12,560	(1,302)
JPY/USD	01/05/2015	JPM	JPY	1,645,100	13,734	128
JPY/USD	01/05/2015	BOA	JPY	10,516,500	87,799	(321)
JPY/USD	01/05/2015	UBS	JPY	7,330,500	61,200	(285)
JPY/USD	01/05/2015	JPM	JPY	3,614,900	30,180	(399)
JPY/USD	01/05/2015	CIT	JPY	304,839	2,545	(30)
JPY/USD	01/05/2015	DUB	JPY	5,498,900	45,908	(470)
JPY/USD	01/05/2015	BOA	JPY	10,350,661	86,414	105
JPY/USD	02/03/2015	UBS	JPY	486,200	4,060	22
MXN/USD	02/05/2015	CSI	MXN	11,621	786	(63)
MXN/USD	02/05/2015	CIT	MXN	12,452	842	(69)
MXN/USD	02/05/2015	JPM	MXN	32,069	2,170	(92)
MXN/USD	02/05/2015	JPM	MXN	1,857	126	—
MXN/USD	02/05/2015	BCL	MXN	40,202	2,719	(211)
MXN/USD	02/05/2015	UBS	MXN	2,657	180	(1)
MXN/USD	02/05/2015	BNP	MXN	287,687	19,462	(2,078)
USD/AUD	01/05/2015	CIT	AUD	(41,314)	(33,729)	1,607
USD/AUD	01/05/2015	BOA	AUD	(12,886)	(10,520)	13
USD/AUD	01/05/2015	JPM	AUD	(4,542)	(3,708)	11
USD/AUD	02/03/2015	UBS	AUD	(10,283)	(8,377)	(59)
USD/AUD	02/03/2015	BOA	AUD	(9,220)	(7,510)	4
USD/AUD	02/03/2015	UBS	AUD	(24,063)	(19,602)	34
USD/AUD	02/03/2015	BNP	AUD	(3,983)	(3,245)	(6)
USD/BRL	01/05/2015	BNP	BRL	(16,142)	(6,073)	140
USD/BRL	01/05/2015	JPM	BRL	(134,000)	(50,410)	7,244
USD/BRL	04/02/2015	JPM	BRL	(13,237)	(4,858)	200
USD/BRL	07/02/2015	DUB	BRL	(16,142)	(5,772)	178
USD/BRL	10/02/2015	CIT	BRL	(14,500)	(5,056)	67
USD/BRL	10/02/2015	BCL	BRL	(21,500)	(7,498)	113
USD/BRL	10/02/2015	UBS	BRL	(269,500)	(93,981)	9,146
USD/BRL	10/02/2015	BNP	BRL	(11,000)	(3,836)	550
USD/BRL	01/05/2016	DUB	BRL	(10,375)	(3,524)	76
USD/CAD	03/03/2015	CIT	CAD	(28,165)	(24,213)	368
USD/EUR	01/05/2015	BNP	EUR	(5,960)	(7,212)	202
USD/EUR	01/05/2015	MSC	EUR	(331,924)	(401,646)	10,852
USD/EUR	01/05/2015	CIT	EUR	(32,478)	(39,300)	900
USD/EUR	01/05/2015	CSI	EUR	(7,997)	(9,677)	273
USD/EUR	01/05/2015	DUB	EUR	(45,232)	(54,733)	831
USD/EUR	01/05/2015	BOA	EUR	(18,932)	(22,909)	498
USD/EUR	01/05/2015	UBS	EUR	(19,514)	(23,613)	699
USD/EUR	01/05/2015	JPM	EUR	(38,224)	(46,253)	874
USD/EUR	02/03/2015	UBS	EUR	(13,267)	(16,059)	95
USD/EUR	02/03/2015	CIT	EUR	(264,800)	(320,524)	4,064

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/PIMCO Total Return Bond Fund (continued)
USD/EUR	02/03/2015	DUB	EUR	(28,234)	$(34,175)	$235
USD/EUR	06/15/2015	BNP	EUR	(8,240)	(9,987)	1,188
USD/EUR	06/15/2015	CSI	EUR	(15,051)	(18,242)	2,187
USD/EUR	06/15/2015	BCL	EUR	(10,450)	(12,665)	1,532
USD/EUR	06/15/2015	BOA	EUR	(18,329)	(22,214)	2,706
USD/EUR	06/15/2015	MSC	EUR	(14,549)	(17,633)	2,311
USD/EUR	06/15/2015	CIT	EUR	(10,279)	(12,458)	1,594
USD/EUR	08/07/2015	DUB	EUR	(8,500)	(10,310)	1,074
USD/EUR	08/07/2015	BOA	EUR	(8,800)	(10,675)	1,094
USD/EUR	06/13/2016	BOA	EUR	(44,424)	(54,405)	6,352
USD/EUR	06/13/2016	DUB	EUR	(15,830)	(19,387)	2,288
USD/EUR	06/27/2016	BCL	EUR	(11,124)	(13,631)	1,665
USD/EUR	06/27/2016	BOA	EUR	(10,052)	(12,317)	1,523
USD/GBP	02/03/2015	MSC	GBP	(24,702)	(38,492)	109
USD/ILS	03/12/2015	JPM	ILS	(7,056)	(1,809)	1
USD/ILS	03/12/2015	BOA	ILS	(176,673)	(45,305)	(160)
USD/ILS	03/12/2015	JPM	ILS	(54,389)	(13,947)	(83)
USD/ILS	03/12/2015	BOA	ILS	(31,141)	(7,986)	8
USD/ILS	03/12/2015	MSC	ILS	(13,261)	(3,400)	(15)
USD/ILS	03/12/2015	BNP	ILS	(8,595)	(2,204)	(5)
USD/INR	01/20/2015	UBS	INR	(509,242)	(8,041)	(44)
USD/INR	01/20/2015	JPM	INR	(146,607)	(2,315)	(16)
USD/INR	01/23/2015	JPM	INR	(20,856)	(329)	(2)
USD/JPY	01/05/2015	UBS	JPY	(23,999,500)	(200,363)	2,609
USD/JPY	01/05/2015	BOA	JPY	(2,196,500)	(18,338)	154
USD/JPY	01/05/2015	CIT	JPY	(3,981,600)	(33,241)	570
USD/JPY	01/05/2015	DUB	JPY	(1,330,300)	(11,106)	128
USD/JPY	01/05/2015	BNP	JPY	(7,753,500)	(64,731)	1,210
USD/JPY	02/03/2015	UBS	JPY	(1,530,085)	(12,778)	(66)
USD/JPY	02/03/2015	BOA	JPY	(10,350,661)	(86,436)	(108)
USD/JPY	02/03/2015	CIT	JPY	(1,098,500)	(9,173)	(49)
USD/JPY	08/07/2015	CSI	JPY	(1,412,512)	(11,825)	2,075
USD/JPY	08/07/2015	BOA	JPY	(507,406)	(4,248)	752
USD/MXN	01/08/2015	UBS	MXN	(443,859)	(30,079)	3,632
USD/MXN	01/22/2015	BNP	MXN	(155,656)	(10,539)	1,218
USD/MXN	02/05/2015	CIT	MXN	(33,517)	(2,267)	190
USD/MXN	02/05/2015	BOA	MXN	(34,359)	(2,324)	190
USD/MXN	02/05/2015	MSC	MXN	(315,179)	(21,321)	970
USD/MXN	02/05/2015	JPM	MXN	(420,048)	(28,416)	217
USD/MXN	02/05/2015	BNP	MXN	(388,942)	(26,311)	3,129
USD/MXN	02/05/2015	DUB	MXN	(524,994)	(35,515)	4,220

					$(1,027,811)	$56,109

JNL/Scout Unconstrained Bond Fund
AUD/USD	04/08/2015	JPM	AUD	25,650	$20,798	$(765)
BRL/USD	04/06/2015	JPM	BRL	285,770	104,755	(4,030)
USD/BRL	04/06/2015	JPM	BRL	(163,200)	(59,824)	4,664

					$65,729	$(131)

JNL/T.Rowe Price Short-Term Bond Fund
MXN/USD	03/11/2015	CIB	MXN	288,405	$19,469	$(261)
USD/MXN	03/11/2015	BCL	MXN	(288,405)	(19,469)	(51)

					$—	$(312)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/BlackRock Global Allocation Fund
DUB	6-Month Poland Warsaw Interbank Offered Rate	Paying	2.76%	09/08/2024	PLN	10,676	$—	$148

JNL/Franklin Templeton Global Multisector Bond Fund
JPM	3-Month LIBOR	Receiving	3.02%	08/22/2023		67,670	$—	$(5,219)
JPM	3-Month LIBOR	Receiving	3.85%	08/22/2043		38,670	—	(9,828)

							$—	$(15,047)

JNL/Goldman Sachs Core Plus Bond Fund
CIT	Brazil Interbank Deposit Rate	Paying	10.73%	01/04/2021	BRL	2,860	$—	$(43)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.45%	08/08/2023	KRW	5,431,490	—	(419)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.49%	08/16/2023	KRW	610,090	—	(49)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	12/23/2023	KRW	1,925,780	—	(152)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	01/07/2024	KRW	336,440	—	(27)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.48%	01/10/2024	KRW	287,360	—	(24)
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/15/2017	KRW	9,863,860	—	41
DUB	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	01/08/2024	KRW	268,260	—	(22)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.42%	08/13/2023	KRW	1,600,360	—	(119)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.56%	08/19/2023	KRW	768,920	—	(66)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	12/23/2023	KRW	919,120	—	(73)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	01/06/2024	KRW	537,800	—	(44)
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.18%	10/29/2017	KRW	4,841,110	—	10
MSC	Korean Won 3-Month Certificate of Deposit	Receiving	3.49%	08/16/2023	KRW	596,300	—	(47)
MSC	Korean Won 3-Month Certificate of Deposit	Receiving	3.46%	01/09/2024	KRW	220,430	—	(18)
CIT	Kuala Lumpur Interbank Offered Rate	Receiving	3.92%	11/19/2018	MYR	3,800	—	1
CIT	Kuala Lumpur Interbank Offered Rate	Receiving	4.45%	11/15/2023	MYR	2,400	—	(14)
DUB	Kuala Lumpur Interbank Offered Rate	Receiving	3.88%	11/14/2018	MYR	3,430	—	2
DUB	Kuala Lumpur Interbank Offered Rate	Receiving	4.49%	08/14/2023	MYR	860	—	(6)
JPM	Kuala Lumpur Interbank Offered Rate	Receiving	3.97%	12/11/2018	MYR	3,110	—	(1)
JPM	Kuala Lumpur Interbank Offered Rate	Receiving	4.33%	09/26/2023	MYR	1,500	—	(5)
MSC	Kuala Lumpur Interbank Offered Rate	Receiving	3.93%	11/20/2018	MYR	4,490	—	1
RBS	U.K. Retail Price Index	Receiving	3.10%	12/11/2024	GBP	2,200	—	(18)
RBS	U.K. Retail Price Index	Paying	3.35%	12/11/2029	GBP	2,200	—	66
RBS	U.K. Retail Price Index	Paying	3.56%	12/11/2039	GBP	1,710	—	122
RBS	U.K. Retail Price Index	Receiving	3.56%	12/11/2044	GBP	1,710	—	(160)

							$—	$(1,064)

JNL/Goldman Sachs Emerging Markets Debt Fund
BBP	3-Month South African Johannesburg Interbank Rate	Paying	6.25%	01/15/2020	ZAR	43,900	$—	$(179)
CIT	3-Month South African Johannesburg Interbank Rate	Paying	6.50%	05/31/2018	ZAR	29,580	—	(48)
CIT	3-Month South African Johannesburg Interbank Rate	Paying	6.62%	05/30/2020	ZAR	31,000	—	(96)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	6.52%	05/31/2018	ZAR	23,000	—	(36)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	6.53%	05/31/2018	ZAR	29,590	—	(46)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	7.11%	06/07/2018	ZAR	28,175	—	(1)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	7.10%	06/07/2018	ZAR	45,200	—	(3)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	6.58%	11/04/2019	ZAR	70,980	—	(189)
JPM	3-Month South African Johannesburg Interbank Rate	Paying	7.32%	02/24/2019	ZAR	90,000	—	28
CIT	Bloomberg Thailand 6-Month Reference Rate	Paying	1.91%	11/17/2016	THB	58,750	—	1
CIT	Bloomberg Thailand 6-Month Reference Rate	Paying	1.80%	11/25/2016	THB	121,560	—	(6)
CIT	Bloomberg Thailand 6-Month Reference Rate	Paying	1.89%	12/15/2016	THB	181,440	—	—
DUB	Bloomberg Thailand 6-Month Reference Rate	Paying	1.87%	11/19/2016	THB	142,490	—	(1)
JPM	Bloomberg Thailand 6-Month Reference Rate	Paying	1.81%	11/24/2016	THB	38,360	—	(1)
JPM	Bloomberg Thailand 6-Month Reference Rate	Paying	1.89%	12/22/2016	THB	196,950	—	(2)
MSC	Bloomberg Thailand 6-Month Reference Rate	Paying	1.82%	11/28/2016	THB	82,480	—	(3)
CGM	Brazil Interbank Deposit Rate	Paying	11.50%	01/02/2017	BRL	9,210	—	(63)
CIT	Brazil Interbank Deposit Rate	Receiving	12.64%	01/04/2016	BRL	28,520	—	(118)
CIT	Brazil Interbank Deposit Rate	Paying	13.07%	01/04/2016	BRL	20,540	—	12
CSI	Brazil Interbank Deposit Rate	Paying	13.13%	01/04/2016	BRL	20,270	—	16
CSI	Brazil Interbank Deposit Rate	Paying	12.58%	01/02/2017	BRL	12,970	—	(11)
CSI	Brazil Interbank Deposit Rate	Paying	11.12%	01/02/2018	BRL	6,120	—	(69)
DUB	Brazil Interbank Deposit Rate	Paying	11.23%	01/04/2016	BRL	4,540	—	(23)
DUB	Brazil Interbank Deposit Rate	Paying	8.28%	01/04/2016	BRL	19,340	—	(427)
DUB	Brazil Interbank Deposit Rate	Paying	10.37%	01/04/2016	BRL	16,960	—	(126)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
DUB	Brazil Interbank Deposit Rate	Paying	10.35%	01/04/2016	BRL	5,430	$—	$(41)
DUB	Brazil Interbank Deposit Rate	Receiving	12.00%	01/04/2016	BRL	25,150	—	59
DUB	Brazil Interbank Deposit Rate	Paying	12.84%	01/02/2017	BRL	23,020	—	1
DUB	Brazil Interbank Deposit Rate	Paying	11.15%	01/02/2018	BRL	5,510	—	(60)
DUB	Brazil Interbank Deposit Rate	Paying	12.09%	01/04/2021	BRL	10,500	—	9
JPM	Brazil Interbank Deposit Rate	Receiving	12.29%	01/02/2017	BRL	13,430	—	39
MSC	Brazil Interbank Deposit Rate	Receiving	11.41%	01/04/2021	BRL	5,650	—	37
BOA	Chilean Interbank Rate	Receiving	4.03%	07/31/2019	CLP	1,142,730	—	(40)
BOA	Chilean Interbank Rate	Receiving	5.36%	06/07/2023	CLP	563,340	—	(72)
CIT	Chilean Interbank Rate	Receiving	5.01%	09/30/2018	CLP	773,210	—	(79)
CIT	Chilean Interbank Rate	Receiving	4.65%	03/13/2019	CLP	472,440	—	(39)
CSI	Chilean Interbank Rate	Receiving	3.86%	03/28/2016	CLP	1,844,100	—	(40)
CSI	Chilean Interbank Rate	Receiving	3.85%	03/31/2016	CLP	1,495,400	—	(31)
CSI	Chilean Interbank Rate	Receiving	3.98%	04/28/2017	CLP	1,804,620	—	(65)
CSI	Chilean Interbank Rate	Receiving	3.64%	07/28/2017	CLP	437,060	—	(9)
CSI	Chilean Interbank Rate	Receiving	4.66%	03/13/2019	CLP	240,470	—	(20)
CSI	Chilean Interbank Rate	Receiving	4.54%	03/26/2019	CLP	139,000	—	(10)
DUB	Chilean Interbank Rate	Receiving	4.00%	07/28/2019	CLP	538,830	—	(17)
MSC	Chilean Interbank Rate	Receiving	4.64%	03/12/2019	CLP	442,780	—	(36)
MSC	Chilean Interbank Rate	Receiving	4.42%	04/09/2019	CLP	1,191,150	—	(77)
MSC	Chilean Interbank Rate	Receiving	4.35%	04/15/2019	CLP	394,200	—	(23)
BOA	Colombian Interbank Rate	Receiving	4.85%	12/04/2019	COP	526,020	—	4
CIT	Colombian Interbank Rate	Receiving	5.92%	04/16/2024	COP	1,425,330	—	9
CSI	Colombian Interbank Rate	Receiving	5.11%	04/15/2019	COP	6,436,410	—	(9)
CSI	Colombian Interbank Rate	Receiving	5.35%	06/18/2019	COP	2,630,330	—	(11)
CSI	Colombian Interbank Rate	Receiving	4.90%	12/04/2019	COP	512,770	—	3
CSI	Colombian Interbank Rate	Receiving	6.06%	05/02/2024	COP	980,390	—	3
DUB	Colombian Interbank Rate	Receiving	5.32%	06/17/2019	COP	1,798,820	—	(7)
JPM	Colombian Interbank Rate	Receiving	5.19%	04/22/2019	COP	3,198,610	—	(8)
JPM	Colombian Interbank Rate	Receiving	4.88%	12/04/2019	COP	811,500	—	5
MSC	Indian Rupee MIBOR	Paying	7.35%	12/22/2016	INR	437,690	—	(7)
BBP	Korean Won 3-Month Certificate of Deposit	Receiving	3.30%	09/18/2022	KRW	11,385,580	—	(369)
BCL	Korean Won 3-Month Certificate of Deposit	Receiving	3.14%	09/23/2024	KRW	5,453,410	—	(95)
BOA	Korean Won 3-Month Certificate of Deposit	Receiving	3.12%	08/13/2022	KRW	21,708,000	—	(555)
BOA	Korean Won 3-Month Certificate of Deposit	Receiving	3.49%	12/13/2023	KRW	796,350	—	(64)
BOA	Korean Won 3-Month Certificate of Deposit	Receiving	3.45%	01/16/2024	KRW	641,470	—	(51)
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.88%	03/07/2017	KRW	10,270,520	—	166
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.24%	10/06/2017	KRW	16,891,160	—	58
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.24%	10/14/2017	KRW	1,609,170	—	6
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.17%	10/28/2017	KRW	5,210,010	—	11
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.48%	01/10/2024	KRW	1,636,690	—	(134)
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.94%	07/11/2024	KRW	5,124,840	—	213
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.85%	03/03/2017	KRW	3,631,280	—	57
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/06/2017	KRW	11,723,370	—	42
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/13/2017	KRW	7,761,040	—	29
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/15/2017	KRW	4,527,410	—	19
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.17%	10/28/2017	KRW	3,780,820	—	8
DUB	Korean Won 3-Month Certificate of Deposit	Receiving	3.21%	09/14/2022	KRW	10,012,000	—	(288)
DUB	Korean Won 3-Month Certificate of Deposit	Receiving	3.32%	09/18/2022	KRW	11,385,580	—	(378)
DUB	Korean Won 3-Month Certificate of Deposit	Receiving	3.39%	01/08/2023	KRW	18,000,000	—	(619)
DUB	Korean Won 3-Month Certificate of Deposit	Receiving	3.59%	08/26/2023	KRW	5,236,380	—	(455)
DUB	Korean Won 3-Month Certificate of Deposit	Paying	3.27%	04/30/2024	KRW	10,900,000	—	734
HSB	Korean Won 3-Month Certificate of Deposit	Receiving	3.18%	06/19/2023	KRW	1,813,810	—	(101)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.22%	11/29/2022	KRW	8,776,350	—	(247)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	12/23/2023	KRW	886,450	—	(70)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	01/06/2024	KRW	2,903,290	—	(237)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	01/13/2024	KRW	1,520,860	—	(123)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.45%	01/15/2024	KRW	1,694,090	—	(135)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.38%	01/27/2024	KRW	1,390,320	—	(104)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	2.97%	07/03/2024	KRW	1,362,680	—	(59)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.45%	10/13/2017	KRW	7,880,280	$—	$29
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/13/2017	KRW	1,350,900	—	5
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/14/2017	KRW	1,475,970	—	5
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/14/2017	KRW	1,475,970	—	6
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.17%	10/28/2017	KRW	1,981,600	—	4
MSC	Korean Won 3-Month Certificate of Deposit	Receiving	3.46%	01/09/2024	KRW	1,117,450	—	(90)
MSC	Korean Won 3-Month Certificate of Deposit	Receiving	3.44%	01/20/2024	KRW	719,175	—	(57)
BBP	Mexican Interbank Rate	Paying	8.01%	06/29/2027	MXN	325,250	—	384
BOA	Mexican Interbank Rate	Paying	8.59%	09/03/2027	MXN	78,980	—	181
DUB	Mexican Interbank Rate	Paying	9.29%	04/22/2027	MXN	73,030	—	295
DUB	Mexican Interbank Rate	Paying	8.70%	06/11/2027	MXN	75,500	—	202
JPM	Mexican Interbank Rate	Receiving	5.18%	10/02/2017	MXN	40,000	—	(44)
JPM	Mexican Interbank Rate	Receiving	6.15%	05/28/2024	MXN	15,700	—	(10)

							$—	$(3,754)

JNL/PIMCO Real Return Fund
BBP	6-Month Australian Bank Bill Short Term Rate	Paying	4.00%	06/18/2019	AUD	1,400	$1	$65
DUB	6-Month Australian Bank Bill Short Term Rate	Paying	4.00%	06/18/2019	AUD	5,800	7	268
CSI	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	18,100	(11)	(43)
DUB	Brazil Interbank Deposit Rate	Paying	12.23%	01/04/2021	BRL	27,700	220	(109)
DUB	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	17,400	(12)	(40)
MSS	Brazil Interbank Deposit Rate	Paying	8.22%	01/02/2017	BRL	31,900	(6)	(1,071)
MSS	Brazil Interbank Deposit Rate	Paying	12.23%	01/04/2021	BRL	3,800	—	15
MSS	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	20,700	(10)	(52)
UBS	Brazil Interbank Deposit Rate	Paying	10.41%	01/02/2015	BRL	8,400	5	(5)
UBS	Brazil Interbank Deposit Rate	Paying	10.91%	01/02/2017	BRL	44,200	(75)	(233)
UBS	Brazil Interbank Deposit Rate	Paying	10.91%	01/02/2017	BRL	51,400	64	(422)
UBS	Brazil Interbank Deposit Rate	Paying	8.15%	01/02/2017	BRL	50,600	(50)	(1,704)
BOA	Eurozone HICP	Receiving	0.75%	12/10/2019	EUR	1,200	1	(14)
JPM	Eurozone HICP	Receiving	0.70%	12/15/2018	EUR	2,300	(2)	(33)
UBS	Mexican Interbank Rate	Paying	5.63%	10/11/2021	MXN	170,000	(54)	(12)
UBS	Mexican Interbank Rate	Paying	5.63%	10/11/2021	MXN	42,900	15	(31)
UBS	Mexican Interbank Rate	Paying	5.68%	11/09/2021	MXN	121,100	(1)	(31)
BNP	U.K. Retail Price Index	Paying	3.13%	12/15/2024	GBP	2,900	—	37
BNP	U.K. Retail Price Index	Paying	3.17%	12/15/2024	GBP	7,800	4	159
BOA	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	1,100	5	65
BOA	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	1,000	(20)	83
BOA	U.K. Retail Price Index	Paying	3.55%	12/11/2044	GBP	1,600	1	143
CIT	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	400	(14)	39
CIT	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	500	(16)	47
CIT	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	400	(14)	40
CSI	U.K. Retail Price Index	Paying	3.10%	12/11/2024	GBP	5,600	89	(42)
CSI	U.K. Retail Price Index	Paying	3.53%	09/23/2044	GBP	1,000	(5)	88
CSI	U.K. Retail Price Index	Paying	3.53%	09/23/2044	GBP	1,100	(10)	101
CSI	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	2,100	33	100
CSI	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	600	(20)	58
CSI	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	700	(23)	67
CSI	U.K. Retail Price Index	Paying	3.55%	11/15/2044	GBP	400	2	35
CSI	U.K. Retail Price Index	Paying	3.55%	11/15/2044	GBP	400	(1)	38
CSI	U.K. Retail Price Index	Paying	3.53%	12/15/2044	GBP	1,500	13	101
CSI	U.K. Retail Price Index	Paying	3.45%	12/15/2044	GBP	1,200	(4)	29
JPM	U.K. Retail Price Index	Paying	3.53%	09/23/2044	GBP	2,500	4	202
MSS	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	1,000	8	55
MSS	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	700	(19)	64
BBP	US CPURNSA	Receiving	1.91%	04/17/2017		15,400	—	(467)
BBP	US CPURNSA	Receiving	2.18%	08/21/2017		22,600	—	(700)
BBP	US CPURNSA	Receiving	2.18%	08/21/2017		20,600	(13)	(625)
BNP	US CPURNSA	Receiving	1.83%	11/29/2016		400	—	(9)
BNP	US CPURNSA	Receiving	2.25%	07/15/2017		10,200	11	(540)
BNP	US CPURNSA	Receiving	2.25%	07/15/2017		5,800	13	(314)
BNP	US CPURNSA	Receiving	2.50%	07/15/2022		7,300	130	(757)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Real Return Fund (continued)
BNP	US CPURNSA	Receiving	2.50%	07/15/2022		7,300	$104	$(731)
BNP	US CPURNSA	Receiving	2.50%	07/15/2022		6,200	38	(571)
CIT	US CPURNSA	Receiving	2.25%	07/15/2017		16,600	4	(865)
DUB	US CPURNSA	Receiving	1.94%	10/07/2016		22,000	—	(598)
DUB	US CPURNSA	Receiving	1.83%	11/29/2016		2,000	(1)	(46)
DUB	US CPURNSA	Receiving	1.83%	11/29/2016		3,800	(1)	(90)
DUB	US CPURNSA	Receiving	1.83%	11/29/2016		6,100	—	(145)
DUB	US CPURNSA	Receiving	1.85%	11/29/2016		23,700	—	(578)
DUB	US CPURNSA	Receiving	1.93%	02/10/2017		30,900	—	(731)
DUB	US CPURNSA	Receiving	2.32%	11/16/2017		12,300	—	(672)
DUB	US CPURNSA	Receiving	2.50%	07/15/2022		5,700	129	(619)
DUB	US CPURNSA	Receiving	2.56%	05/08/2023		11,800	—	(1,014)

							$519	$(12,015)

JNL/PIMCO Total Return Bond Fund
BNP	Brazil Interbank Deposit Rate	Paying	10.91%	01/02/2017	BRL	4,200	$(18)	$(11)
BNP	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	173,300	92	(616)
BNP	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	7,200	8	(48)
BNP	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	74,900	127	(538)
BOA	Brazil Interbank Deposit Rate	Paying	10.77%	01/02/2017	BRL	1,100	(6)	(4)
CIT	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	10,500	(107)	15
CSI	Brazil Interbank Deposit Rate	Paying	13.06%	01/02/2018	BRL	6,000	10	10
DUB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	119,100	112	(471)
DUB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	33,900	35	(137)
DUB	Brazil Interbank Deposit Rate	Paying	12.06%	01/04/2021	BRL	62,000	60	49
DUB	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	10,500	(113)	21
DUB	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	12,200	19	(55)
DUB	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	5,500	(3)	(13)
DUB	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	87,900	249	(733)
DUB	Brazil Interbank Deposit Rate	Paying	12.00%	01/04/2021	BRL	3,500	1	(1)
JPM	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	71,200	76	(291)
JPM	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	18,600	(4)	(53)
JPM	Brazil Interbank Deposit Rate	Paying	12.33%	01/04/2021	BRL	23,500	—	88
MSC	Brazil Interbank Deposit Rate	Paying	12.06%	01/04/2021	BRL	8,400	13	1
MSS	Brazil Interbank Deposit Rate	Paying	12.56%	01/04/2021	BRL	4,000	33	1
UBS	Brazil Interbank Deposit Rate	Paying	13.04%	01/02/2018	BRL	66,000	—	216
UBS	Brazil Interbank Deposit Rate	Paying	13.06%	01/02/2018	BRL	26,300	48	42
UBS	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	21,000	(217)	34
UBS	Brazil Interbank Deposit Rate	Paying	12.54%	01/04/2021	BRL	20,700	—	120
BOA	Mexican Interbank Rate	Paying	6.92%	11/28/2029	MXN	34,200	—	89
CSI	Mexican Interbank Rate	Paying	6.34%	11/12/2019	MXN	15,100	—	(3)
DUB	Mexican Interbank Rate	Paying	7.02%	06/08/2034	MXN	16,200	11	11
DUB	Mexican Interbank Rate	Paying	6.81%	06/19/2034	MXN	68,000	70	(108)
MSC	Mexican Interbank Rate	Receiving	3.37%	03/17/2015	MXN	3,075,000	—	(24)
UBS	Mexican Interbank Rate	Receiving	3.54%	08/31/2015	MXN	560,000	—	(7)
UBS	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	28,300	(46)	36
UBS	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	185,200	40	56
UBS	Mexican Interbank Rate	Paying	5.80%	12/10/2021	MXN	13,700	—	3

							$490	$(2,321)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
JNL/BlackRock Global Allocation Fund
N/A	3-Month LIBOR	Receiving	1.18%	02/01/2017		163,940	$(717)
N/A	3-Month LIBOR	Receiving	1.02%	03/11/2017		170,820	111
N/A	3-Month LIBOR	Receiving	1.03%	03/11/2017		87,580	33
N/A	3-Month LIBOR	Receiving	0.99%	03/17/2017		170,210	233
N/A	3-Month LIBOR	Paying	2.19%	02/01/2020		65,580	1,171
N/A	3-Month LIBOR	Paying	1.88%	03/11/2020		35,630	13
N/A	3-Month LIBOR	Paying	2.39%	03/11/2025		37,580	153
N/A	3-Month LIBOR	Paying	2.29%	03/17/2025		37,450	(202)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	2.89%	06/12/2020	AUD	4,258	26

							$821

JNL/Franklin Templeton Global Multisector Bond Fund
N/A	3-Month LIBOR	Receiving	0.93%	10/17/2017		104,370	$846
N/A	3-Month LIBOR	Receiving	2.79%	03/31/2024		6,980	(327)
N/A	3-Month LIBOR	Receiving	2.73%	07/07/2024		73,570	(3,044)
N/A	3-Month LIBOR	Receiving	3.49%	03/31/2044		3,320	(555)

							$(3,080)

JNL/Goldman Sachs Core Plus Bond Fund
N/A	3-Month Canada Bankers Acceptance	Paying	4.00%	12/19/2023	CAD	30,910	$387
N/A	3-Month Canada Bankers Acceptance	Paying	2.50%	03/18/2025	CAD	3,500	39
N/A	3-Month LIBOR	Paying	0.75%	03/19/2016		124,500	344
N/A	3-Month LIBOR	Receiving	2.20%	08/04/2017		21,000	(10)
N/A	3-Month LIBOR	Paying	2.00%	06/18/2019		14,700	133
N/A	3-Month LIBOR	Receiving	2.25%	03/18/2020		20,100	79
N/A	3-Month LIBOR	Receiving	2.51%	10/15/2020		5,500	(183)
N/A	3-Month LIBOR	Paying	3.03%	08/04/2021		31,200	430
N/A	3-Month LIBOR	Receiving	2.50%	03/18/2022		56,500	323
N/A	3-Month LIBOR	Paying	4.50%	12/19/2023		19,880	218
N/A	3-Month LIBOR	Paying	3.00%	03/18/2025		470	8
N/A	3-Month LIBOR	Receiving	3.41%	08/04/2026		16,800	(637)
N/A	3-Month LIBOR	Receiving	3.25%	03/18/2030		12,800	64
N/A	3-Month LIBOR	Receiving	3.50%	03/18/2045		3,180	(22)
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.50%	12/17/2019	NZD	5,570	116
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.50%	03/18/2025	NZD	3,760	19
N/A	6-Month Australian Bank Bill Short Term Rate	Receiving	3.75%	12/17/2019	AUD	4,190	(139)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	4.50%	09/17/2024	AUD	5,650	161
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	3.50%	03/18/2025	AUD	1,320	20
N/A	6-Month Euribor	Receiving	3.25%	12/19/2023	EUR	6,680	(86)
N/A	6-Month Euribor	Receiving	2.00%	12/18/2024	EUR	10,000	(459)
N/A	6-Month Euribor	Receiving	1.50%	03/18/2025	EUR	3,500	(84)
N/A	6-Month Norway Interbank Offered Rate	Receiving	3.50%	12/18/2024	NOK	95,455	(256)
N/A	6-Month Swiss Franc LIBOR	Receiving	1.50%	12/18/2024	CHF	5,250	(52)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.25%	12/19/2023	JPY	1,682,385	74
N/A	British Bankers’ Association Yen LIBOR	Paying	0.50%	03/18/2025	JPY	2,338,475	121
N/A	British Bankers’ Association Yen LIBOR	Receiving	1.65%	05/09/2025	JPY	3,158,000	(967)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.88%	05/09/2027	JPY	1,937,000	990
N/A	British Bankers’ Association Yen LIBOR	Paying	1.50%	03/18/2045	JPY	605,775	192
N/A	London-Interbank Offered Rate	Receiving	2.25%	09/12/2017	GBP	7,400	(110)
N/A	London-Interbank Offered Rate	Paying	2.68%	09/12/2021	GBP	7,510	545
N/A	London-Interbank Offered Rate	Receiving	3.75%	12/19/2023	GBP	16,795	(364)
N/A	London-Interbank Offered Rate	Receiving	3.25%	09/17/2024	GBP	3,460	(204)
N/A	London-Interbank Offered Rate	Paying	3.25%	12/18/2024	GBP	7,600	469
N/A	London-Interbank Offered Rate	Receiving	3.00%	03/18/2025	GBP	11,440	(469)
N/A	London-Interbank Offered Rate	Receiving	2.98%	09/12/2026	GBP	4,070	(563)
N/A	London-Interbank Offered Rate	Receiving	3.25%	03/18/2045	GBP	4,840	(508)
N/A	Stockholm Interbank Offered Rate	Receiving	3.50%	12/19/2023	SEK	9,465	(17)
N/A	Stockholm Interbank Offered Rate	Receiving	1.50%	03/18/2025	SEK	18,940	(30)

							$(428)

JNL/Goldman Sachs Emerging Markets Debt Fund
N/A	3-Month LIBOR	Receiving	1.64%	03/13/2019		2,500	$(34)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
N/A	3-Month LIBOR	Paying	2.00%	06/18/2019		41,100	$194
N/A	3-Month LIBOR	Paying	2.25%	03/18/2020		1,300	(7)
N/A	3-Month LIBOR	Receiving	2.50%	03/18/2022		28,100	160
N/A	3-Month LIBOR	Receiving	3.00%	03/18/2025		6,310	(16)
N/A	3-Month LIBOR	Receiving	3.25%	03/18/2030		8,200	53
N/A	3-Month South African Johannesburg Interbank Rate	Paying	7.64%	06/13/2019	ZAR	38,210	51
N/A	3-Month South African Johannesburg Interbank Rate	Paying	7.28%	09/05/2019	ZAR	11,760	(1)
N/A	3-Month South African Johannesburg Interbank Rate	Paying	7.31%	09/08/2019	ZAR	59,630	1
N/A	3-Month South African Johannesburg Interbank Rate	Receiving	7.89%	12/18/2024	ZAR	13,610	2
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.18%	11/13/2016	HUF	704,740	3
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.13%	11/14/2016	HUF	332,400	—
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.14%	11/14/2016	HUF	314,070	—
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.11%	11/21/2016	HUF	1,217,640	—
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.05%	11/25/2016	HUF	634,790	(3)
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.07%	11/26/2016	HUF	770,860	(3)
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.04%	11/27/2016	HUF	842,560	(5)
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.07%	12/05/2016	HUF	959,260	(4)
N/A	6-Month Budapest Interbank Offered Rate	Paying	2.10%	12/09/2016	HUF	815,340	(1)
N/A	Mexican Interbank Rate	Receiving	5.96%	11/20/2024	MXN	22,850	18
N/A	Mexican Interbank Rate	Paying	6.21%	11/26/2024	MXN	13,310	9
N/A	Mexican Interbank Rate	Paying	6.24%	11/26/2024	MXN	13,310	11
N/A	Mexican Interbank Rate	Paying	6.27%	11/28/2024	MXN	28,140	27
N/A	Mexican Interbank Rate	Paying	6.24%	11/28/2024	MXN	17,690	15
N/A	Mexican Interbank Rate	Paying	6.28%	12/03/2024	MXN	36,360	38

							$508

JNL/PIMCO Real Return Fund
N/A	3-Month LIBOR	Receiving	3.00%	12/17/2024		3,400	$(118)
N/A	3-Month LIBOR	Receiving	2.75%	06/19/2043		42,000	(2,988)
N/A	3-Month LIBOR	Receiving	3.50%	12/18/2043		7,300	(1,485)
N/A	6-Month Euribor	Receiving	0.55%	01/17/2016	EUR	160,800	(871)
N/A	6-Month Euribor	Receiving	2.00%	01/29/2024	EUR	3,100	(470)
N/A	6-Month Euribor	Receiving	1.25%	03/18/2025	EUR	17,500	(1,015)
N/A	6-Month Euribor	Receiving	2.00%	03/18/2045	EUR	17,400	(3,219)
N/A	London-Interbank Offered Rate	Receiving	2.08%	12/04/2024	GBP	27,700	(956)
N/A	London-Interbank Offered Rate	Receiving	2.75%	03/18/2025	GBP	11,300	(329)
N/A	Mexican Interbank Rate	Paying	5.56%	11/11/2021	MXN	9,000	(8)
N/A	Mexican Interbank Rate	Receiving	5.75%	12/06/2021	MXN	58,600	23

							$(11,436)

JNL/PIMCO Total Return Bond Fund
N/A	3-Month LIBOR	Receiving	0.67%	04/17/2016		1,054,200	$(265)
N/A	3-Month LIBOR	Receiving	1.00%	04/17/2017		454,500	(354)
N/A	3-Month LIBOR	Receiving	1.78%	12/02/2019		258,900	(244)
N/A	3-Month LIBOR	Receiving	1.80%	12/03/2019		75,600	(141)
N/A	3-Month LIBOR	Receiving	1.85%	12/04/2019		50,400	(214)
N/A	3-Month LIBOR	Receiving	1.75%	03/19/2020		62,200	6
N/A	3-Month LIBOR	Receiving	2.55%	10/16/2024		70,600	(1,738)
N/A	3-Month LIBOR	Receiving	2.75%	06/19/2043		83,900	(7,244)
N/A	3-Month LIBOR	Receiving	3.50%	12/18/2043		4,400	(911)
N/A	3-Month LIBOR	Receiving	2.80%	12/18/2043		178,300	(12,110)
N/A	6-Month Euribor	Receiving	0.45%	12/09/2019	EUR	19,900	(116)
N/A	6-Month Euribor	Receiving	1.25%	03/18/2025	EUR	29,600	(244)
N/A	6-Month Euribor	Receiving	2.31%	10/21/2044	EUR	23,100	(1,985)
N/A	British Bankers’ Association Yen LIBOR	Receiving	0.50%	09/17/2021	JPY	7,420,000	(330)
N/A	Federal Funds Effective Rate	Paying	0.09%	02/27/2015		254,800	(10)
N/A	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		183,100	(999)
N/A	London-Interbank Offered Rate	Receiving	1.50%	09/18/2016	GBP	155,700	(1,382)
N/A	London-Interbank Offered Rate	Receiving	1.59%	10/05/2016	GBP	84,700	(773)
N/A	London-Interbank Offered Rate	Receiving	1.88%	10/05/2017	GBP	34,700	(698)
N/A	Mexican Interbank Rate	Receiving	3.42%	06/05/2015	MXN	758,000	(3)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Interest Rate Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
N/A	Mexican Interbank Rate	Receiving	3.61%	12/18/2015	MXN	700,000	$40
N/A	Mexican Interbank Rate	Receiving	3.74%	02/12/2016	MXN	307,000	9
N/A	Mexican Interbank Rate	Paying	5.70%	01/18/2019	MXN	116,000	(53)
N/A	Mexican Interbank Rate	Paying	6.32%	11/12/2019	MXN	23,900	(7)
N/A	Mexican Interbank Rate	Paying	6.35%	06/02/2021	MXN	11,900	7
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	469,000	218
N/A	Mexican Interbank Rate	Paying	5.92%	12/08/2021	MXN	29,700	18
N/A	Mexican Interbank Rate	Paying	5.85%	12/21/2021	MXN	72,900	20
N/A	Mexican Interbank Rate	Paying	5.50%	09/02/2022	MXN	300	—
N/A	Mexican Interbank Rate	Paying	6.92%	09/10/2029	MXN	429,400	553
N/A	Mexican Interbank Rate	Paying	6.71%	09/20/2029	MXN	17,000	4
N/A	Mexican Interbank Rate	Paying	6.41%	11/07/2029	MXN	94,000	(120)
N/A	Mexican Interbank Rate	Paying	6.71%	11/30/2029	MXN	83,000	75
N/A	Mexican Interbank Rate	Paying	7.02%	06/08/2034	MXN	429,700	80
N/A	Mexican Interbank Rate	Paying	6.81%	06/19/2034	MXN	471,000	(293)

							$(29,204)

Schedule of Over the Counter Cross-Currency Swap Agreements

Counterparty	Receive Rate	Pay Rate	Expiration Date	Notional Amount Received		Notional Amount Delivered		Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund
CIT	3-Month South African Johannesburg Interbank Rate + 0.38%	3-Month LIBOR	05/13/2024	ZAR	7,150	USD	(690)	$(71)
CIT	Fixed rate of 11.58%	3-Month LIBOR	03/31/2015	TRY	7,690	USD	(3,507)	97
CIT	Fixed rate of 12.04%	3-Month LIBOR	03/26/2015	TRY	28,920	USD	(12,916)	712
DUB	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	05/23/2019	ZAR	11,408	USD	(1,096)	(107)
DUB	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	07/15/2024	ZAR	8,850	USD	(826)	(54)
DUB	3-Month South African Johannesburg Interbank Rate + 0.39%	3-Month LIBOR	05/12/2024	ZAR	14,740	USD	(1,418)	(141)
DUB	Fixed rate of 11.48%	3-Month LIBOR	03/13/2016	TRY	5,490	USD	(2,465)	192
DUB	Fixed rate of 8.05%	3-Month LIBOR	12/04/2016	TRY	11,900	USD	(5,339)	(248)
DUB	Fixed rate of 8.08%	3-Month LIBOR	12/05/2016	TRY	6,325	USD	(2,830)	(123)
MSC	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	07/17/2024	ZAR	7,920	USD	(742)	(53)
MSC	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	08/12/2024	ZAR	14,750	USD	(1,379)	(98)
MSC	3-Month South African Johannesburg Interbank Rate + 0.39%	3-Month LIBOR	05/13/2024	ZAR	14,790	USD	(1,427)	(145)

								$(39)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate[7]	Expiration Date	Notional Amount[1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/BlackRock Global Allocation Fund
Credit default swap agreements - purchase protection [2]
BBP	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019	$	707	$133	$17	$116
BBP	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		1,130	213	30	183
BBP	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		473	89	12	77
BBP	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		1,578	298	40	258
BBP	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		550	104	18	86
CIT	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		1,104	209	25	184
JPM	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		992	187	24	163
JPM	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	06/20/2019		283	54	7	47

					$	6,817	$1,287	$173	$1,114

JNL/Goldman Sachs Core Plus Bond Fund
Credit default swap agreements - purchase protection [2]
BOA	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019	$	70	$—	$—	$—
BOA	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		80	(1)	(1)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		400	(6)	(1)	(5)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		630	(9)	(2)	(7)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		70	(1)	—	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		460	(7)	(1)	(6)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		760	(11)	(2)	(9)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		730	(10)	(2)	(8)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		320	(5)	(2)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		470	(6)	(3)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		140	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		920	(13)	(6)	(7)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		460	(7)	(3)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		390	(6)	(3)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		330	(5)	(3)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		330	(5)	(3)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		330	(5)	(3)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		3,030	(38)	—	(38)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		280	(4)	(2)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		70	—	—	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		200	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		330	(4)	(2)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		320	(4)	(1)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		700	(9)	(4)	(5)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		190	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		420	(5)	(3)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		870	(11)	(6)	(5)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		430	(6)	(3)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		210	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		180	(2)	(2)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		410	(5)	(4)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		400	(5)	(5)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		330	(3)	(5)	2
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		230	(3)	(1)	(2)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		460	(7)	(2)	(5)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		30	—	—	—
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		180	(2)	(1)	(1)

					$	16,160	$(213)	$(80)	$(133)

Credit default swap agreements - sell protection [3]
BOA	CDX.NA.IG.16	N/A	1.00%	06/20/2016	$	(425)	$5	$1	$4

JNL/Goldman Sachs Emerging Markets Debt Fund
Credit default swap agreements - purchase protection [2]
BBP	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019	$	270	$(4)	$(1)	$(3)
BBP	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		540	(8)	(2)	(6)
BBP	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		170	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		1,320	(18)	(3)	(15)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate[7]	Expiration Date	Notional Amount[1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
Credit default swap agreements - purchase protection [2] (continued)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019	$	130	$(2)	$(1)	$(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		850	(12)	(1)	(11)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		1,120	(16)	(3)	(13)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		800	(12)	(3)	(9)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		350	(5)	(1)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		750	(10)	(4)	(6)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		230	(3)	(1)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		810	(11)	(5)	(6)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		420	(6)	(3)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		660	(9)	(5)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		560	(8)	(4)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		560	(8)	(5)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		560	(8)	(5)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		3,770	(47)	—	(47)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		220	(3)	(1)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		1,040	(13)	(3)	(10)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		920	(11)	(5)	(6)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		230	(3)	(1)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		340	(4)	(2)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		560	(7)	(4)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		660	(8)	(3)	(5)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		1,240	(16)	(7)	(9)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		140	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		1,130	(13)	(7)	(6)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		150	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		520	(6)	(5)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		410	(5)	(4)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		620	(8)	(8)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		750	(10)	(12)	2
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		490	(7)	(2)	(5)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		510	(8)	(2)	(6)
JPM	People’s Republic of China, 4.75%, 10/28/2027	N/A	1.00%	12/20/2019		3,520	(31)	(32)	1

					$	27,320	$(346)	$(148)	$(198)

Credit default swap agreements - sell protection [3]
BOA	Republic of Colombia, 10.38%, 01/28/2033	1.36%	1.00%	12/20/2019	$	(2,670)	$(44)	$(109)	$65
BOA	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(440)	(69)	(80)	11
BOA	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(330)	(52)	(55)	3
CGM	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(3,450)	(542)	(438)	(104)

					$	(6,890)	$(707)	$(682)	$(25)

JNL/PIMCO Real Return Fund
Credit default swap agreements - purchase protection [2]
CIT	GATX Corp., 5.80%, 03/01/2016	N/A	1.07%	03/20/2016	$	1,000	$(12)	$—	$(12)
DUB	Kinder Morgan Inc., 6.50%, 09/01/2012	N/A	1.00%	03/20/2016		2,000	(18)	90	(108)
MSC	Kinder Morgan Inc., 6.50%, 09/01/2012	N/A	1.00%	03/20/2016		3,000	(26)	139	(165)
DUB	Marsh & McLennan Companies Inc., 5.75%, 09/15/2015	N/A	0.60%	09/20/2015		1,000	(5)	—	(5)

					$	7,000	$(61)	$229	$(290)

Credit default swap agreements - sell protection [3]
BOA	Federative Republic of Brazil, 12.25%, 03/06/2030	1.68%	1.00%	03/20/2019	$	(100)	$(2)	$(5)	$3
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	1.68%	1.00%	03/20/2019		(3,000)	(81)	(151)	70
JPM	Federative Republic of Brazil, 12.25%, 03/06/2030	1.68%	1.00%	03/20/2019		(4,100)	(112)	(209)	97
JPM	Federative Republic of Brazil, 12.25%, 03/06/2030	1.86%	1.00%	09/20/2019		(8,300)	(314)	(91)	(223)
MSC	Federative Republic of Brazil, 12.25%, 03/06/2030	1.68%	1.00%	03/20/2019		(100)	(3)	(5)	2
MSC	Hellenic Republic, 2.00%, 02/24/2024	15.64%	1.00%	06/20/2015		(1,331)	(86)	(51)	(35)
JPM	HSBC Bank Plc, 4.00%, 01/15/2021	0.37%	1.00%	06/20/2019		(700)	20	9	11
BBP	Republic of Indonesia, 6.88%, 03/09/2017	1.52%	1.00%	12/20/2019		(3,000)	(71)	(94)	23
BOA	Republic of Indonesia, 6.88%, 03/09/2017	1.52%	1.00%	12/20/2019		(2,900)	(69)	(68)	(1)
JPM	Republic of Indonesia, 6.88%, 03/09/2017	1.52%	1.00%	12/20/2019		(2,200)	(53)	(52)	(1)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate[7]	Expiration Date	Notional Amount[1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Real Return Fund (continued)
Credit default swap agreements - sell protection [3] (continued)
BOA	Republic of South Africa, 5.50%, 03/09/2020	1.83%	1.00%	12/20/2019	$	(6,200)	$(239)	$(255)	$16
CIT	Republic of South Africa, 5.50%, 03/09/2020	1.83%	1.00%	12/20/2019		(2,800)	(108)	(101)	(7)
BOA	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019		(800)	(111)	(66)	(45)
CIT	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019		(400)	(56)	(34)	(22)
JPM	Russian Federation, 7.50%, 03/31/2030	4.79%	1.00%	09/20/2019		(4,600)	(693)	(257)	(436)
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.07%	1.00%	03/20/2019		(1,600)	(4)	(28)	24

					$	(42,131)	$(1,982)	$(1,458)	$(524)

JNL/PIMCO Total Return Bond Fund
Credit default swap agreements - purchase protection [2]
BBP	Republic of Venezuela, 9.25%, 09/15/2027	N/A	5.00%	06/20/2015	$	100	$19	$13	$6
JPM	Republic of Venezuela, 9.25%, 09/15/2027	N/A	5.00%	06/20/2015		200	39	24	15

					$	300	$58	$37	$21

Credit default swap agreements - sell protection [3]
BOA	Berkshire Hathaway Inc., 1.90%, 01/31/2017	0.25%	1.00%	06/20/2017	$	(14,200)	$265	$323	$(58)
DUB	Berkshire Hathaway Inc., 1.90%, 01/31/2017	0.19%	1.00%	09/20/2016		(2,000)	28	31	(3)
BBP	CDX.EM.13	N/A	5.00%	06/20/2015		(3,290)	(12)	200	(212)
DUB	CDX.EM.13	N/A	5.00%	06/20/2015		(11,374)	(41)	1,513	(1,554)
MSC	CDX.EM.13	N/A	5.00%	06/20/2015		(3,854)	(14)	456	(470)
GSI	CDX.NA.IG.9 30-100%	N/A	0.55%	12/20/2017		(1,447)	19	—	19
BOA	Citigroup Inc., 6.13%, 05/15/2018	0.33%	1.00%	09/20/2016		(2,400)	28	29	(1)
DUB	Export-Import Bank China, 4.88%, 07/21/2015	0.58%	1.00%	06/20/2017		(200)	2	(9)	11
BOA	Federative Republic of Brazil, 12.25%, 03/06/2030	1.94%	1.00%	12/20/2019		(37,600)	(1,621)	(1,352)	(269)
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	1.00%	1.00%	03/20/2016		(15,500)	5	(37)	42
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	1.09%	1.00%	06/20/2016		(4,900)	(5)	(2)	(3)
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	0.79%	1.00%	06/20/2015		(2,000)	2	(21)	23
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	0.79%	1.00%	06/20/2015		(500)	1	(4)	5
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	1.00%	1.00%	03/20/2016		(9,100)	3	(22)	25
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	1.09%	1.00%	06/20/2016		(4,000)	(4)	(4)	—
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	1.68%	1.00%	03/20/2019		(600)	(17)	(26)	9
JPM	Federative Republic of Brazil, 12.25%, 03/06/2030	0.79%	1.00%	09/20/2015		(2,000)	3	(17)	20
JPM	Federative Republic of Brazil, 12.25%, 03/06/2030	1.16%	1.00%	09/20/2016		(1,500)	(3)	(7)	4
MLP	Federative Republic of Brazil, 12.25%, 03/06/2030	1.03%	1.95%	04/20/2016		(100)	2	—	2
MSC	Federative Republic of Brazil, 12.25%, 03/06/2030	0.79%	1.00%	06/20/2015		(600)	1	(5)	6
UBS	Federative Republic of Brazil, 12.25%, 03/06/2030	0.79%	1.00%	09/20/2015		(1,000)	2	(7)	9
BBP	General Electric Capital Corp., 5.63%, 09/15/2017	0.36%	1.00%	09/20/2016		(3,900)	44	43	1
BOA	General Electric Capital Corp., 5.63%, 09/15/2017	0.29%	1.00%	12/20/2015		(2,400)	17	(42)	59
BOA	General Electric Capital Corp., 5.63%, 09/15/2017	0.29%	1.00%	12/20/2015		(2,400)	17	(43)	60
DUB	General Electric Capital Corp., 5.63%, 09/15/2017	0.26%	1.00%	09/20/2015		(2,300)	13	28	(15)
DUB	General Electric Capital Corp., 5.63%, 09/15/2017	0.31%	1.00%	03/20/2016		(100)	1	(6)	7
MSC	General Electric Capital Corp., 5.63%, 09/15/2017	0.34%	1.00%	06/20/2016		(100)	1	—	1
JPM	Goldman Sachs Group Inc., 5.95%, 01/18/2018	0.47%	1.00%	06/20/2017		(1,000)	13	15	(2)
BBP	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019		(800)	(4)	(5)	1
BBP	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019		(800)	(3)	(5)	2
DUB	Italian Republic, 6.88%, 09/27/2023	0.57%	1.00%	09/20/2016		(26,700)	203	169	34
DUB	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019		(2,600)	(12)	(19)	7
DUB	Italian Republic, 6.88%, 09/27/2023	0.57%	1.00%	09/20/2016		(17,700)	135	116	19
BBP	Italian Republic, 6.88%, 09/27/2023	0.57%	1.00%	09/20/2016		(12,400)	95	68	27
DUB	Italian Republic, 6.88%, 09/27/2023	1.16%	1.00%	09/20/2019		(1,500)	(10)	(1)	(9)
BBP	Italian Republic, 6.88%, 09/27/2023	1.16%	1.00%	09/20/2019		(300)	(2)	—	(2)
BNP	Italian Republic, 6.88%, 09/27/2023	0.57%	1.00%	09/20/2016		(3,000)	23	32	(9)
DUB	Italian Republic, 6.88%, 09/27/2023	0.57%	1.00%	09/20/2016		(2,700)	21	27	(6)
BOA	Italian Republic, 6.88%, 09/27/2023	0.57%	1.00%	09/20/2016		(2,700)	21	27	(6)
CGM	iTraxx Europe Subordinated Series 22	N/A	1.00%	12/20/2019		(8,833)	(203)	(239)	36
MSC	iTraxx Europe Subordinated Series 22	N/A	1.00%	12/20/2019		(14,158)	(326)	(380)	54
DUB	JPMorgan Chase & Co., 4.75%, 03/01/2015	0.28%	1.00%	09/20/2016		(3,900)	50	51	(1)
MSC	People’s Republic of China, 4.25%, 10/28/2014	0.82%	1.00%	12/20/2019		(2,400)	21	15	6
BBP	Petrobras International Finance Co., 8.38%, 12/10/2018	4.41%	1.00%	12/20/2019		(4,800)	(688)	(591)	(97)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	5.19%	1.00%	12/20/2015		(500)	(19)	(12)	(7)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate[7]	Expiration Date	Notional Amount[1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
Credit default swap agreements - sell protection [3] (continued)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	4.41%	1.00%	12/20/2019	$	(6,500)	$(932)	$(706)	$(226)
JPM	Petrobras International Finance Co., 8.38%, 12/10/2018	4.41%	1.00%	12/20/2019		(1,400)	37	(34)	71
JPM	Petrobras International Finance Co., 8.38%, 12/10/2018	4.41%	1.00%	12/20/2019		(1,200)	(172)	(135)	(37)
MSC	Petrobras International Finance Co., 8.38%, 12/10/2018	4.41%	1.00%	12/20/2019		(2,100)	(301)	(194)	(107)
DUB	Republic of Indonesia, 6.75%, 03/10/2014	0.30%	1.00%	09/20/2015		(500)	3	(11)	14
BBP	Russian Federation, 7.50%, 03/31/2030	5.13%	1.00%	09/20/2015		(2,200)	(64)	(28)	(36)
BBP	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019		(8,400)	(1,166)	(486)	(680)
BBP	Russian Federation, 7.50%, 03/31/2030	4.79%	1.00%	09/20/2019		(7,000)	(1,057)	(411)	(646)
BBP	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(1,800)	(282)	(128)	(154)
BOA	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019		(100)	(14)	(6)	(8)
CIT	Russian Federation, 7.50%, 03/31/2030	5.13%	1.00%	09/20/2015		(10,200)	(296)	(119)	(177)
CIT	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019		(7,400)	(1,028)	(438)	(590)
DUB	Russian Federation, 7.50%, 03/31/2030	5.13%	1.00%	09/20/2015		(800)	(23)	(10)	(13)
JPM	Russian Federation, 7.50%, 03/31/2030	4.81%	1.00%	06/20/2019		(700)	(101)	(40)	(61)
MSC	Russian Federation, 7.50%, 03/31/2030	4.81%	1.00%	06/20/2019		(100)	(15)	(6)	(9)
BBP	Russian Federation, 7.50%, 03/31/2030	5.11%	1.00%	12/20/2015		(3,600)	(139)	(50)	(89)
JPM	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(2,100)	(330)	(197)	(133)
BOA	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(4,100)	(644)	(367)	(277)
BBP	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(4,200)	(659)	(464)	(195)
JPM	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019		(1,700)	(266)	(205)	(61)
CGM	Spanish Government Bond, 5.50%, 07/30/2017	0.78%	1.00%	09/20/2019		(1,500)	15	25	(10)
BOA	Sprint Communications, 8.38%, 08/15/2017	4.56%	5.00%	12/20/2019		(500)	10	26	(16)
CGM	Sprint Communications, 8.38%, 08/15/2017	4.56%	5.00%	12/20/2019		(200)	4	10	(6)
BNP	U.S. Treasury Bond, 4.88%, 08/15/2016	0.10%	0.25%	03/20/2016		(7,986)	16	(87)	103
UBS	U.S. Treasury Bond, 4.88%, 08/15/2016	0.10%	0.25%	09/20/2015		(13,432)	16	(161)	177
BBP	United Mexican States, 5.95%, 03/19/2019	0.70%	1.00%	03/20/2018		(14,000)	136	34	102
BBP	United Mexican States, 5.95%, 03/19/2019	1.00%	1.00%	12/20/2019		(8,900)	4	53	(49)
BNP	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	09/20/2017		(400)	4	(9)	13
BOA	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018		(1,700)	13	(3)	16
BOA	United Mexican States, 5.95%, 03/19/2019	0.95%	1.00%	09/20/2019		(16,700)	40	118	(78)
BOA	United Mexican States, 5.95%, 03/19/2019	1.00%	1.00%	12/20/2019		(3,700)	2	26	(24)
CGM	United Mexican States, 5.95%, 03/19/2019	1.00%	1.00%	12/20/2019		(9,300)	4	55	(51)
CGM	United Mexican States, 5.95%, 03/19/2019	1.00%	1.00%	12/20/2019		(3,500)	2	21	(19)
CIT	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018		(400)	2	(1)	3
CSI	United Mexican States, 5.95%, 03/19/2019	1.00%	1.00%	12/20/2019		(1,300)	—	8	(8)
DUB	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	09/20/2017		(3,200)	31	(43)	74
JPM	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018		(400)	3	(1)	4
JPM	United Mexican States, 5.95%, 03/19/2019	0.95%	1.00%	09/20/2019		(6,500)	16	48	(32)
JPM	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2019		(9,300)	82	62	20
MSC	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	09/20/2017		(2,600)	25	(36)	61
BOA	United Mexican States, 7.50%, 04/08/2033	0.37%	1.00%	09/20/2015		(700)	3	(1)	4
CIT	United Mexican States, 7.50%, 04/08/2033	0.37%	1.00%	09/20/2015		(700)	3	(9)	12
DUB	United Mexican States, 7.50%, 04/08/2033	0.37%	1.00%	03/20/2015		(3,600)	6	(78)	84
DUB	United Mexican States, 7.50%, 04/08/2033	0.44%	1.00%	03/20/2016		(24,200)	174	(93)	267
JPM	United Mexican States, 7.50%, 04/08/2033	0.44%	0.92%	03/20/2016		(500)	4	—	4
JPM	United Mexican States, 7.50%, 04/08/2033	0.52%	1.00%	09/20/2016		(900)	8	5	3
CSI	Verizon Communications, 5.50%, 04/01/2017	0.47%	1.00%	09/20/2018		(500)	9	13	(4)

					$	(438,874)	$(8,765)	$(3,766)	$(4,999)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Credit Default Swap Agreements

Centrally Cleared Credit Default Swap Agreements

Counterparty	Reference Obligation	Fixed Received/ Pay Rate [7]	Expiration Date	Notional Amount [1,6]		Value[5]	Unrealized Appreciation/ (Depreciation)
JNL/BlackRock Global Allocation Fund
Credit default swap agreements - purchase protection [2]
N/A	CDX.NA.HY.23	5.00%	12/20/2019	$	3,936	$(244)	$28

JNL/Goldman Sachs Core Plus Bond Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.IG.23	1.00%	12/20/2019	$	(96,375)	$1,541	$(57)

JNL/Neuberger Berman Strategic Income Fund
Credit default swap agreements - sell protection
N/A	CDX.NA.HY.22	5.00%	06/20/2019	$	(14,751)	$1,005	$(3)
N/A	CDX.NA.HY.23	5.00%	12/20/2019		(13,000)	806	129

				$	(27,751)	$1,811	$126

JNL/PIMCO Real Return Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.23	5.00%	12/20/2019	$	(12,200)	$756	$(9)
N/A	iTraxx Europe Series 22	1.00%	12/20/2019		(3,932)	71	2
N/A	iTraxx Europe Series 22	1.00%	12/20/2024		(17,667)	(20)	6

				$	(33,799)	$641	$(1)

JNL/PIMCO Total Return Bond Fund
Credit default swap agreements - sell protection [3]
N/A	iTraxx Europe Senior Series 22	1.00%	12/20/2019	$	(91,480)	$1,453	$402
N/A	iTraxx Europe Series 22	1.00%	12/20/2019		(3,933)	601	60

				$	(95,413)	$2,054	$462

JNL/Scout Unconstrained Bond Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.23	5.00%	12/20/2019	$	(40,220)	$2,494	$298

Schedule of Over the Counter Contracts for Difference

Counterparty	Reference Entity	Financing Fee	Expiration	Contracts (Short)	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/Boston Partners Global Long Short Equity Fund
GSI	Woolworths Ltd.	Australian Dollar Overnight Indexed Swap Rate + 0.50%,	TBD	(72)	AUD	2,117	$(82)
GSI	Konecranes OYJ	Euro Overnight Index Average + 0.40%	TBD	(62)	EUR	1,428	(55)
GSI	BASF SE	Euro Overnight Index Average + 0.40%	TBD	(28)	EUR	1,948	(30)
GSI	Remy Cointreau SA	Euro Overnight Index Average + 0.40%	TBD	(31)	EUR	1,750	56
GSI	Pernod Ricard SA	Euro Overnight Index Average + 0.40%	TBD	(14)	EUR	1,221	(34)
GSI	Edenred	Euro Overnight Index Average + 0.50%	TBD	(84)	EUR	1,944	15
GSI	First Financial Bankshares Inc.	Federal Funds Effective Rate + 0.25%	TBD	(78)		2,278	(54)
GSI	Bristol-Myers Squibb Co.	Federal Funds Effective Rate + 0.25%	TBD	(49)		2,145	(73)
GSI	ConocoPhillips	Federal Funds Effective Rate + 0.25%	TBD	(37)		2,337	(188)
GSI	EI du Pont de Nemours & Co.	Federal Funds Effective Rate + 0.25%	TBD	(28)		1,945	(136)
GSI	Mattel Inc.	Federal Funds Effective Rate + 0.25%	TBD	(59)		1,781	(32)
GSI	Vermilion Energy Inc.	Federal Funds Effective Rate + 0.25%	TBD	(38)		1,634	(253)
GSI	Chailease Holding Co. Ltd.	Federal Funds Effective Rate + 4.00%	TBD	(782)		1,920	(33)
GSI	Xero Ltd.	New Zealand Dollar Overnight Indexed Swaps+ 7.00%	TBD	(97)	NZD	1,528	(30)
GSI	Sembcorp Marine Ltd.	Singapore Swap Offer Rate + 2.87%	TBD	(859)	SGD	2,530	(206)
GSI	Diageo Plc	Sterling Overnight Index Average + 0.35%	TBD	(83)	GBP	1,509	(27)
GSI	G4S Plc	Sterling Overnight Index Average + 0.40%	TBD	(465)	GBP	1,267	(41)
GSI	Rotork Plc	Sterling Overnight Index Average + 0.40%	TBD	(28)	GBP	648	(5)
GSI	Smiths Group Plc	Sterling Overnight Index Average + 0.40%	TBD	(80)	GBP	869	(7)
GSI	Zoopla Property Group Plc	Sterling Overnight Index Average + 0.40%	TBD	(401)	GBP	790	3
GSI	EMS-Chemie Holding AG	Swiss Franc Tomorrow Next Index Rate + 0.40%	TBD	(4)	CHF	1,585	(71)

							$(1,283)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/AllianceBernstein Dynamic Asset Allocation Fund
Total return swap agreements – receiving return
BOA	SPDR S&P 500 ETF Trust Fund	1-Month LIBOR + 0.27	06/15/2015		1	$4

JNL/AQR Managed Futures Strategy Fund
Total return swap agreements – receiving return
BOA	Euro-Schatz Future	N/A	03/10/2015	EUR	48,693	$91
BOA	Hang Seng China Enterprises Future	N/A	01/30/2015	HKD	30,203	48
BOA	Japanese Government Bond Future, 10-Year	N/A	03/20/2015	JPY	587,796	28
BOA	Soybean Meal Future	N/A	03/20/2015	CHF	21,585	418
BOA	U.S. Treasury Note Future, 2-Year	N/A	04/06/2015		106,577	(121)
CGM	Soybean Future	N/A	03/17/2015		1,920	(26)
CGM	Soybean Meal Future	N/A	03/17/2015		2,699	(58)
CGM	Cocoa Future	N/A	03/17/2015	GBP	626	42
GSC	Euro-Bobl Future	N/A	03/10/2015	EUR	47,365	385
MSC	MSCI Taiwan Index Future	N/A	01/29/2015		5,365	90
MSC	SGX CNX Nifty Index Future	N/A	01/29/2015		4,948	18
MSC	TAIEX Index Future	N/A	01/21/2015	TWD	18,011	17

						$932

Total return swap agreements – paying return
BCL	RBOB Gasoline Future	N/A	02/26/2015		(4,383)	$488
BCL	WTI Crude Oil Future	N/A	02/28/2015		(6,797)	884
CGM	CBT Wheat Future	N/A	03/17/2015		(304)	(20)
CGM	Copper Future	N/A	03/31/2015		(4,118)	233
CGM	Corn Future	N/A	03/17/2015		(2,150)	6
CGM	Cotton No. 2 Future	N/A	03/23/2015		(3,961)	44
CGM	NY Harbor ULSD Future	N/A	02/26/2015		(1,439)	130
CGM	Platinum Future	N/A	04/30/2015		(6,534)	(58)
CGM	Soybean Oil Future	N/A	03/24/2015		(4,906)	(31)
MLP	Gold 100 Oz. Future	N/A	02/27/2015		(7,296)	73
MLP	Lean Hogs Future	N/A	02/18/2015		(753)	6
MLP	Silver Future	N/A	03/31/2015		(7,527)	274

						$2,029

JNL/BlackRock Global Allocation Fund
Total return swap agreements – receiving return
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2016	JPY	117,920	$85
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2016	JPY	123,845	109
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2017	JPY	119,070	118
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2017	JPY	125,325	145
CIT	Siloam International Hospitals Tbk PT	1-Month LIBOR + 0.75	03/18/2015	IDR	995	257

						$714

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

4Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

5The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

7If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

8Payments delivered or received are based on the notional amount.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Alliance Bernstein Dynamic Asset Allocation Fund(h)	JNL/AQR Managed Futures Strategy Fund(h)	JNL/BlackRock Commodity Securities Strategy Fund(h)	JNL/BlackRock Global Allocation Fund(h)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund	JNL/Brookfield Global Infrastructure and MLP Fund
Assets
Investments - unaffiliated, at value (a) (d)	$13,120	$391,839	$1,089,232	$3,441,460	$1,229,364	$364,213	$1,282,340
Investments - affiliated, at value (b)	2,602	92,277	45,955	86,780	34,308	13,790	121,624

Total investments, at value (c)	15,722	484,116	1,135,187	3,528,240	1,263,672	378,003	1,403,964
Cash	579	–	16,737	5,665	130	108,357	455
Foreign currency (e)	24	1,054	65	896	–	41,485	–
Receivable for investments sold	5,424	–	6,367	3,666	–	7,117	–
Receivable for fund shares sold	118	290	901	2,234	404	145	847
Receivable from adviser	–	–	–	–	–	–	–
Receivable for dividends and interest	27	–	745	7,504	451	285	2,392
Receivable for variation margin on financial derivative instruments	10	3,709	–	1,007	–	–	–
Receivable for deposits with brokers and counterparties	259	37,127	–	10,268	–	1,910	–
Unrealized appreciation on forward foreign currency contracts	24	7,682	–	17,580	–	–	–
Unrealized appreciation on OTC swap agreements	4	3,275	–	1,976	–	74	–
OTC swap premiums paid	–	–	–	173	–	–	–

Total assets	22,191	537,253	1,160,002	3,579,209	1,264,657	537,376	1,407,658

Liabilities
Cash overdraft	–	6,878	–	–	–	–	–
Payable for advisory fees	18	407	597	2,078	635	374	866
Payable for administrative fees	2	85	143	437	105	47	165
Payable for 12b-1 fee (Class A)	2	31	68	207	75	23	79
Payable for investment securities purchased	2	–	10,000	16,873	2,215	146	3,110
Payable for fund shares redeemed	1	213	998	2,071	589	84	1,869
Payable for dividends on securities sold short	–	–	–	8	–	96	–
Payable for interest expense and brokerage charges	–	–	–	–	–	63	–
Payable for trustee fees	–	9	43	37	30	1	10
Payable for other expenses	–	1	3	29	3	8	2
Payable for variation margin on financial derivative instruments	1	4,709	–	72	–	–	–
Payable for deposits from counterparties	–	3,070	–	28,383	–	–	–
Deferred foreign capital gains tax liability	–	–	–	139	–	–	–
Investment in securities sold short, at value (f)	–	–	–	4,499	–	151,611	–
Options written, at value (g)	–	–	–	18,465	–	392	–
Unrealized depreciation on forward foreign currency contracts	45	5,069	–	1,080	–	–	–
Unrealized depreciation on OTC swap agreements	–	314	–	–	–	1,357	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	1,849	–	28,750	79,485	18,306	–	92,110

Total liabilities	1,920	20,786	40,602	153,863	21,958	154,202	98,211

Net assets	$20,271	$516,467	$1,119,400	$3,425,346	$1,242,699	$383,174	$1,309,447

Net assets consist of:
Paid-in capital	$20,184	$479,134	$1,179,467	$3,110,847	$990,430	$386,784	$1,193,687
Undistributed (excess of distributions over) net investment income (loss)	(62)	8,550	2,621	50,730	(26)	8	14,991
Accumulated net realized gain (loss)	78	4,975	(50,148)	188,217	92,937	(1,754)	35,787
Net unrealized appreciation (depreciation) on investments and foreign currency	71	23,808	(12,540)	75,552	159,358	(1,864)	64,982

	$20,271	$516,467	$1,119,400	$3,425,346	$1,242,699	$383,174	$1,309,447

Class A
Net assets	$20,271	$516,349	$1,118,643	$3,425,119	$1,242,278	$383,174	$1,309,204
Shares outstanding (no par value), unlimited shares authorized	1,993	50,170	116,860	280,079	44,177	38,864	85,315
Net asset value per share	$10.17	$10.29	$9.57	$12.23	$28.12	$9.86	$15.35

Class B
Net assets	N/A	$118	$757	$227	$421	N/A	$243
Shares outstanding (no par value), unlimited shares authorized	N/A	11	78	18	15	N/A	16
Net asset value per share	N/A	$10.32	$9.66	$12.31	$28.89	N/A	$15.42

(a) Investments—unaffiliated, at cost	$13,124	$391,836	$1,101,769	$3,376,863	$1,070,006	$362,528	$1,217,350
(b) Investments—affiliated, at cost	2,602	92,277	45,955	89,035	34,308	13,790	121,624

(c) Total investments, at cost	$15,726	$484,113	$1,147,724	$3,465,898	$1,104,314	$376,318	$1,338,974

(d) Including value of securities on loan	$1,798	$–	$27,771	$75,258	$17,773	$–	$87,809
(e) Foreign currency, at cost	23	1,058	65	895	–	41,652	–
(f) Proceeds from securities sold short	–	–	–	4,416	–	149,802	–
(g) Premiums from options written	–	–	–	13,439	–	102	–
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Global Growth Fund
Assets
Investments - unaffiliated, at value (a) (d)	$455,839	$405,147	$692,594	$1,360,837	$140,589	$370,099	$1,163,792
Investments - affiliated, at value (b)	44,756	37,831	25,492	144,926	1,596	16,163	126,166

Total investments, at value (c)	500,595	442,978	718,086	1,505,763	142,185	386,262	1,289,958
Cash	16	16	9	2,935	224	–	–
Foreign currency (e)	335	22	–	–	190	1,054	160
Receivable for investments sold	8,768	22	–	289	826	719	580
Receivable for fund shares sold	133	58	510	555	75	490	125
Receivable from adviser	–	–	46	–	–	–	–
Receivable for dividends and interest	1,977	686	703	329	402	–	2,662
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	719	–	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–

Total assets	512,543	443,782	719,354	1,509,871	143,902	388,525	1,293,485

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	264	261	336	773	109	287	676
Payable for administrative fees	60	55	58	114	18	64	157
Payable for 12b-1 fee (Class A)	29	26	42	83	9	23	75
Payable for investment securities purchased	22,990	124	1,921	–	–	–	256
Payable for fund shares redeemed	254	275	486	866	111	188	481
Payable for interest on forward sales commitments	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	18	17	13	35	5	12	28
Payable for other expenses	12	12	1	3	27	28	6
Payable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Deferred foreign capital gains tax liability	22	116	–	–	215	965	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	691	–	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	15,217	17,095	22,776	144,926	1,424	4,843	66,194

Total liabilities	39,557	17,981	25,633	146,800	1,918	6,410	67,873

Net assets	$472,986	$425,801	$693,721	$1,363,071	$141,984	$382,115	$1,225,612

Net assets consist of:
Paid-in capital	$408,444	$339,247	$529,414	$951,514	$142,869	$358,989	$1,064,254
Undistributed (excess of distributions over) net investment income (loss)	3,144	3,831	6,337	(620)	2,419	2,862	25,733
Accumulated net realized gain (loss)	26,897	(984)	25,656	183,879	(71)	(669)	27,998
Net unrealized appreciation (depreciation) on investments and foreign currency	34,501	83,707	132,314	228,298	(3,233)	20,933	107,627

	$472,986	$425,801	$693,721	$1,363,071	$141,984	$382,115	$1,225,612

Class A
Net assets	$472,427	$425,397	$693,371	$1,361,883	$141,808	$381,803	$1,225,062
Shares outstanding (no par value), unlimited shares authorized	41,967	13,531	60,884	49,941	17,918	48,403	109,106
Net asset value per share	$11.26	$31.44	$11.39	$27.27	$7.91	$7.89	$11.23

Class B
Net assets	$559	$404	$350	$1,188	$176	$312	$550
Shares outstanding (no par value), unlimited shares authorized	48	13	29	42	22	39	49
Net asset value per share	$11.55	$31.76	$11.96	$28.05	$7.94	$7.95	$11.27

(a) Investments—unaffiliated, at cost	$421,255	$321,308	$560,280	$1,132,538	$143,611	$348,215	$1,056,124
(b) Investments—affiliated, at cost	44,756	37,831	25,492	144,926	1,596	16,163	126,166

(c) Total investments, at cost	$466,011	$359,139	$585,772	$1,277,464	$145,207	$364,378	$1,182,290

(d) Including value of securities on loan	$14,627	$16,407	$22,063	$141,629	$1,329	$4,516	$63,868
(e) Foreign currency, at cost	334	22	–	–	190	1,054	160
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,838,632	$2,574,004	$431,074	$1,121,572	$1,086,725	$1,060,140	$627,526
Investments - affiliated, at value (b)	214,565	278,039	41,172	106,569	80,362	48,479	26,926

Total investments, at value (c)	2,053,197	2,852,043	472,246	1,228,141	1,167,087	1,108,619	654,452
Cash	1,364	3,692	115	112	–	7,898	1,944
Foreign currency (e)	32,786	13,399	–	1,554	–	55	1,083
Receivable for investments sold	2,026	7,805	18	595	1,237	172,912	417
Receivable for fund shares sold	986	5,044	475	496	824	959	229
Receivable from adviser	21	–	–	–	–	–	5
Receivable for dividends and interest	22,900	23,479	525	2,552	886	6,557	11,185
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	293	68
Receivable for deposits with brokers and counterparties	12,073	–	–	–	–	7,208	5,947
Unrealized appreciation on forward foreign currency contracts	124,852	–	–	9,324	–	4,042	8,248
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	249	3,763
OTC swap premiums paid	–	–	–	–	–	1	–

Total assets	2,250,205	2,905,462	473,379	1,242,774	1,170,034	1,308,793	687,341

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	1,271	1,415	362	754	748	470	393
Payable for administrative fees	264	228	57	104	97	81	83
Payable for 12b-1 fee (Class A)	124	163	27	75	69	58	39
Payable for investment securities purchased	26,202	–	–	1,130	204	286,641	1,438
Payable for fund shares redeemed	1,175	1,071	296	1,276	1,402	398	351
Payable for interest on forward sales commitments	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	21	59	10	31	21	45	24
Payable for other expenses	11	6	12	3	3	4	7
Payable for variation margin on financial derivative instruments	89	–	–	–	–	616	207
Payable for deposits from counterparties	29,803	–	–	–	–	777	520
Deferred foreign capital gains tax liability	–	–	4	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	1,011	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	31,240	–	–	814	–	2,083	9,038
Unrealized depreciation on OTC swap agreements	15,047	–	–	–	–	1,442	7,779
OTC swap premiums received	–	–	–	–	–	80	830
Payable upon return of securities loaned	80,502	197,127	22,843	9,482	18,990	41,334	26,926

Total liabilities	185,749	200,069	23,611	13,669	21,534	335,040	47,635

Net assets	$2,064,456	$2,705,393	$449,768	$1,229,105	$1,148,500	$973,753	$639,706

Net assets consist of:
Paid-in capital	$2,061,061	$2,512,471	$408,180	$921,935	$881,952	$941,751	$749,716
Undistributed (excess of distributions over) net investment income	55,368	102,920	4,816	31,875	2,831	21,149	(4,000)
Accumulated net realized gain (loss)	5,227	(937)	32,833	51,948	65,025	(10,626)	(24,112)
Net unrealized appreciation (depreciation) on investments and foreign currency	(57,200)	90,939	3,939	223,347	198,692	21,479	(81,898)

	$2,064,456	$2,705,393	$449,768	$1,229,105	$1,148,500	$973,753	$639,706

Class A
Net assets	$2,064,144	$2,704,647	$449,495	$1,228,576	$1,147,989	$973,327	$639,536
Shares outstanding (no par value), unlimited shares authorized	179,329	230,642	47,089	100,408	75,584	82,449	61,139
Net asset value per share	$11.51	$11.73	$9.55	$12.24	$15.19	$11.81	$10.46

Class B
Net assets	$312	$746	$273	$529	$511	$426	$170
Shares outstanding (no par value), unlimited shares authorized	27	66	28	43	34	36	16
Net asset value per share	$11.56	$11.29	$9.63	$12.34	$15.19	$11.99	$10.54

(a) Investments - unaffiliated, at cost	$1,970,569	$2,482,197	$427,126	$906,737	$888,033	$1,036,868	$704,328
(b) Investments - affiliated, at cost	214,565	278,039	41,172	106,569	80,362	48,479	26,926

(c) Total investments, at cost	$2,185,134	$2,760,236	$468,298	$1,013,306	$968,395	$1,085,347	$731,254

(d) Including value of securities on loan	$73,744	$191,022	$21,685	$9,086	$18,380	$40,437	$26,162
(e) Foreign currency, at cost	32,909	14,188	–	1,551	–	52	1,078
(f) Proceeds from forward sales commitments	–	–	–	–	–	1,001	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,234,709	$421,482	$1,988,943	$1,425,184	$1,087,126	$574,243	$889,799
Investments - affiliated, at value (b)	63,025	13,962	71,926	140,400	36,984	41,357	89,029

Total investments, at value (c)	1,297,734	435,444	2,060,869	1,565,584	1,124,110	615,600	978,828
Cash	141	–	–	622	–	56	–
Cash received for securities loaned	–	75,710	–	–	–	–	–
Foreign currency (e)	–	–	1,992	5,822	–	–	–
Receivable for investments sold	2,107	–	7,166	3,362	–	361	161
Receivable for fund shares sold	1,349	479	1,467	694	1,616	291	1,187
Receivable from adviser	16	–	–	–	–	–	11
Receivable for dividends and interest	1,806	527	8,927	2,590	448	814	406
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	69	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–

Total assets	1,303,153	512,160	2,080,421	1,578,674	1,126,174	617,191	980,593

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	761	227	1,212	815	612	336	631
Payable for administrative fees	108	42	259	197	93	50	77
Payable for 12b-1 fee (Class A)	76	21	124	94	67	36	56
Payable for investment securities purchased	5,019	4,485	7,340	555	1,416	3,931	312
Payable for fund shares redeemed	2,069	225	2,171	647	264	536	1,361
Payable for dividends on securities sold short	–	70	–	–	–	–	–
Payable for interest expense and brokerage charges	–	41	–	–	–	–	–
Payable for trustee fees	30	6	37	35	42	14	13
Payable for other expenses	3	1	5	17	2	1	2
Payable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in securities sold short, at value (f)	–	83,873	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	10,822	75,710	32,096	31,662	17,694	23,278	59,964

Total liabilities	18,888	164,701	43,244	34,022	20,190	28,182	62,416

Net assets	$1,284,265	$347,459	$2,037,177	$1,544,652	$1,105,984	$589,009	$918,177

Net assets consist of:
Paid-in capital	$1,123,543	$284,351	$1,741,992	$1,395,809	$799,865	$522,925	$682,022
Undistributed (excess of distributions over) net investment income (loss)	1,484	(6)	30,150	18,293	(38)	1,876	(17)
Accumulated net realized gain (loss)	27,770	24,649	32,476	(21,086)	110,406	16,003	76,342
Net unrealized appreciation (depreciation) on investments and foreign currency	131,468	38,465	232,559	151,636	195,751	48,205	159,830

	$1,284,265	$347,459	$2,037,177	$1,544,652	$1,105,984	$589,009	$918,177

Class A
Net assets	$1,259,794	$347,215	$2,036,180	$1,543,925	$1,104,740	$588,730	$917,464
Shares outstanding (no par value), unlimited shares authorized	108,177	28,817	187,582	121,290	74,252	36,151	44,981
Net asset value per share	$11.65	$12.05	$10.85	$12.73	$14.88	$16.29	$20.40

Class B
Net assets	$24,471	$244	$997	$727	$1,244	$279	$713
Shares outstanding (no par value), unlimited shares authorized	2,093	20	91	54	82	17	34
Net asset value per share	$11.69	$12.16	$10.99	$13.37	$15.08	$16.46	$20.94

(a) Investments - unaffiliated, at cost	$1,103,241	$379,237	$1,756,349	$1,273,387	$891,375	$526,105	$729,969
(b) Investments - affiliated, at cost	63,025	13,962	71,926	140,400	36,984	41,357	89,029

(c) Total investments, at cost	$1,166,266	$393,199	$1,828,275	$1,413,787	$928,359	$567,462	$818,998

(d) Including value of securities on loan	$10,527	$73,428	$30,517	$30,253	$17,288	$22,374	$57,689
(e) Foreign currency, at cost	–	–	1,991	5,875	–	–	–
(f) Proceeds from securities sold short	–	80,092	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Ivy Asset Strategy Fund(h)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund
Assets
Investments - unaffiliated, at value (a) (d)	$3,003,175	$637,558	$1,319,907	$1,151,410	$1,289,914	$794,669	$259,663
Investments - affiliated, at value (b)	63,731	16,126	112,119	97,186	103,210	31,236	19,255

Total investments, at value (c)	3,066,906	653,684	1,432,026	1,248,596	1,393,124	825,905	278,918
Cash	660	3	78	17	148	468	–
Foreign currency (e)	–	1,015	–	–	1	4,619	104
Receivable for investments sold	3,837	–	–	17	290	–	482
Receivable for fund shares sold	1,167	202	1,187	1,656	388	574	427
Receivable from adviser	–	–	–	–	8	2	–
Receivable for dividends and interest	7,917	880	197	5,110	2,414	1,522	301
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	17	–
Receivable for deposits with brokers and counterparties	663	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	549	2,608	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–

Total assets	3,081,699	658,392	1,433,488	1,255,396	1,396,373	833,107	280,232

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	2,216	363	734	407	992	260	68
Payable for administrative fees	394	84	115	105	172	102	45
Payable for 12b-1 fee (Class A)	186	40	82	75	81	48	16
Payable for investment securities purchased	3,024	–	–	–	644	13,025	1,116
Payable for fund shares redeemed	2,577	351	1,916	783	926	600	777
Payable for interest on forward sales commitments	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	55	31	24	49	48	9	2
Payable for other expenses	19	17	4	3	30	68	1
Payable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Payable for deposits from counterparties	1,323	–	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	319	233	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	922	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	100	3,101	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	15,503	7,618	72,380	829	59,238	12,781	18,689

Total liabilities	26,319	11,605	75,255	2,251	62,450	27,126	20,714

Net assets	$3,055,380	$646,787	$1,358,233	$1,253,145	$1,333,923	$805,981	$259,518

Net assets consist of:
Paid-in capital	$2,651,631	$821,762	$968,654	$1,168,277	$1,391,085	$848,624	$268,140
Undistributed (excess of distributions over) net investment income (loss)	15,447	27,632	(230)	30,762	28,442	13,400	7,667
Accumulated net realized gain (loss)	116,409	(184,209)	176,950	(4,339)	(1,976)	(15,025)	8,725
Net unrealized appreciation (depreciation) on investments and foreign currency	271,893	(18,398)	212,859	58,445	(83,628)	(41,018)	(25,014)

	$3,055,380	$646,787	$1,358,233	$1,253,145	$1,333,923	$805,981	$259,518

Class A
Net assets	$3,054,663	$646,006	$1,357,985	$1,252,524	$1,333,382	$805,897	$259,340
Shares outstanding (no par value), unlimited shares authorized	223,942	88,101	42,502	93,558	133,689	83,239	20,627
Net asset value per share	$13.64	$7.33	$31.95	$13.39	$9.97	$9.68	$12.57

Class B
Net assets	$717	$781	$248	$621	$541	$84	$178
Shares outstanding (no par value), unlimited shares authorized	52	104	8	44	54	9	14
Net asset value per share	$13.70	$7.50	$32.38	$14.02	$10.03	$9.72	$12.67

(a) Investments - unaffiliated, at cost	$2,733,467	$655,379	$1,107,048	$1,092,965	$1,373,225	$835,715	$284,660
(b) Investments - affiliated, at cost	63,731	16,126	112,119	97,186	103,210	31,236	19,255

(c) Total investments, at cost	$2,797,198	$671,505	$1,219,167	$1,190,151	$1,476,435	$866,951	$303,915

(d) Including value of securities on loan	$14,961	$7,299	$70,806	$814	$56,416	$11,903	$17,752
(e) Foreign currency, at cost	–	1,066	–	–	2	4,643	105
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	2,673	–	–	–	–	–	–
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Global Alpha Fund
Assets
Investments - unaffiliated, at value (a) (d)	$172,575	$4,273,825	$1,862,655	$1,901,134	$2,152,462	$900,811	$40,955
Investments - affiliated, at value (b)	13,792	95,000	150,449	233,774	127,392	35,963	2,787

Total investments, at value (c)	186,367	4,368,825	2,013,104	2,134,908	2,279,854	936,774	43,742
Cash	–	118	–	5	–	104	74
Foreign currency (e)	107	–	–	–	2,279	–	–
Receivable for investments sold	–	–	–	–	–	43,599	–
Receivable for fund shares sold	511	2,871	872	1,170	2,810	2,548	13
Receivable from adviser	–	35	–	–	–	–	9
Receivable for dividends and interest	261	5,478	1,637	2,301	4,011	5,646	–
Receivable for variation margin on financial derivative instruments	–	–	–	2	89	–	186
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	16	–	930
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–

Total assets	187,246	4,377,327	2,015,613	2,138,386	2,289,059	988,671	44,954

Liabilities
Cash overdraft	111	–	–	–	–	–	–
Payable for advisory fees	46	833	392	398	488	213	38
Payable for administrative fees	29	352	159	161	287	77	6
Payable for 12b-1 fee (Class A)	10	251	114	115	134	53	3
Payable for investment securities purchased	–	–	5,575	357	–	56,076	–
Payable for fund shares redeemed	80	2,394	1,586	2,339	1,415	439	10
Payable for interest on forward sales commitments	–	–	–	–	–	24	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	3	93	40	63	64	54	9
Payable for other expenses	–	395	187	21	127	3	–
Payable for variation margin on financial derivative instruments	–	777	521	160	–	–	49
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	10,835	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	770	–	497
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	13,792	200,925	111,795	216,971	60,366	22,572	–

Total liabilities	14,071	206,020	120,369	220,585	63,651	90,346	612

Net assets	$173,175	$4,171,307	$1,895,244	$1,917,801	$2,225,408	$898,325	$44,342

Net assets consist of:
Paid-in capital	$160,201	$3,015,003	$1,434,437	$1,502,111	$2,096,314	$860,927	$65,825
Undistributed (excess of distributions over) net investment income (loss)	4,756	5,359	4,114	185	(3,991)	9,311	(442)
Accumulated net realized gain (loss)	7,222	(44,989)	8,989	(19,512)	(47,931)	1,566	(21,028)
Net unrealized appreciation (depreciation) on investments and foreign currency	996	1,195,934	447,704	435,017	181,016	26,521	(13)

	$173,175	$4,171,307	$1,895,244	$1,917,801	$2,225,408	$898,325	$44,342

Class A
Net assets	$172,925	$4,131,640	$1,878,431	$1,895,881	$2,190,126	$892,848	$44,201
Shares outstanding (no par value), unlimited shares authorized	12,647	241,439	98,871	108,578	165,985	75,817	4,964
Net asset value per share	$13.67	$17.11	$19.00	$17.46	$13.19	$11.78	$8.90

Class B
Net assets	$250	$39,667	$16,813	$21,920	$35,282	$5,477	$141
Shares outstanding (no par value), unlimited shares authorized	18	2,270	870	1,240	2,581	451	16
Net asset value per share	$13.78	$17.47	$19.32	$17.68	$13.67	$12.15	$8.84

(a) Investments - unaffiliated, at cost	$171,576	$3,080,596	$1,415,244	$1,466,749	$1,977,747	$874,307	$40,699
(b) Investments - affiliated, at cost	13,792	92,353	150,449	233,774	122,457	35,935	2,787

(c) Total investments, at cost	$185,368	$3,172,949	$1,565,693	$1,700,523	$2,100,204	$910,242	$43,486

(d) Including value of securities on loan	$12,958	$194,243	$108,359	$209,943	$57,014	$22,134	$–
(e) Foreign currency, at cost	107	–	–	–	2,277	–	–
(f) Proceeds from forward sales commitments	–	–	–	–	–	10,824	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Global Growth Fund	JNL/ PIMCO Real Return Fund	JNL/ PIMCO Total Return Bond Fund
Assets
Investments - unaffiliated, at value (a) (d)	$102,845	$46,307	$205,365	$761,267	$1,215,797	$2,777,210	$5,088,308
Investments - affiliated, at value (b)	7,408	1,879	37,311	77,288	61,466	4,022	37,769

Total investments, at value (c)	110,253	48,186	242,676	838,555	1,277,263	2,781,232	5,126,077
Cash	–	–	–	2,330	12	925	6,137
Foreign currency (e)	–	–	4	328	12	2,724	5,415
Receivable for investments sold	–	–	–	–	432	18,575	187,998
Receivable for fund shares sold	73	252	48	4,789	518	585	2,490
Receivable for treasury roll transactions	–	–	–	–	–	781,945	–
Receivable from adviser	–	–	–	–	–	–	–
Receivable for dividends and interest	37	81	32	4,930	927	12,446	32,851
Receivable for variation margin on financial derivative instruments	–	–	–	246	–	75	3,757
Receivable for deposits with brokers and counterparties	–	–	–	4,960	–	1,481	4,105
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	21,624	86,425
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	2,145	2,334
OTC swap premiums paid	–	–	–	–	–	1,140	4,697

Total assets	110,363	48,519	242,760	856,138	1,279,164	3,624,897	5,462,286

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	28	12	137	325	663	814	1,926
Payable for administrative fees	12	6	27	83	160	167	388
Payable for 12b-1 fee (Class A)	6	3	13	40	75	117	273
Payable for investment securities purchased	775	876	–	165,714	–	9,088	751,096
Payable for fund shares redeemed	59	1	287	73	352	1,781	2,962
Payable for treasury roll transactions	–	–	–	–	–	1,617,993	9,265
Payable for interest on forward sales commitments	–	–	–	–	–	–	–
Payable for trustee fees	1	–	2	4	33	85	164
Payable for other expenses	11	2	1	2	23	8	41
Payable for variation margin on financial derivative instruments	–	–	–	324	–	444	1,010
Payable for deposits from counterparties	–	–	–	–	–	8,856	44,665
Deferred foreign capital gains tax liability	–	–	–	–	30	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	3,492	5,164
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	9,612	30,316
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	14,974	9,633
OTC swap premiums received	–	–	–	–	–	1,849	7,935
Payable upon return of securities loaned	6,564	1,002	27,926	21,591	43,589	4,022	37,769

Total liabilities	7,456	1,902	28,393	188,156	44,925	1,673,302	902,607

Net assets	$102,907	$46,617	$214,367	$667,982	$1,234,239	$1,951,595	$4,559,679

Net assets consist of:
Paid-in capital	$77,203	$41,992	$198,475	$646,346	$975,732	$2,187,635	$4,528,740
Undistributed (excess of distributions over) net investment income (loss)	372	589	–	11,267	12,577	47,151	(31,310)
Accumulated net realized gain (loss)	20,376	150	9,421	11,587	32,046	(152,141)	3,994
Net unrealized appreciation (depreciation) on investments and foreign currency	4,956	3,886	6,471	(1,218)	213,884	(131,050)	58,255

	$102,907	$46,617	$214,367	$667,982	$1,234,239	$1,951,595	$4,559,679

Class A
Net assets	$102,737	$46,617	$214,231	$667,837	$1,233,220	$1,950,838	$4,541,679
Shares outstanding (no par value), unlimited shares authorized	8,289	3,934	16,537	61,342	86,920	186,506	360,090
Net asset value per share	$12.39	$11.85	$12.95	$10.89	$14.19	$10.46	$12.61

Class B
Net assets	$170	N/A	$136	$145	$1,019	$757	$18,000
Shares outstanding (no par value), unlimited shares authorized	14	N/A	10	13	71	72	1,334
Net asset value per share	$12.43	N/A	$13.01	$10.94	$14.39	$10.56	$13.50

(a) Investments - unaffiliated, at cost	$97,889	$42,421	$198,894	$761,641	$1,001,850	$2,894,752	$5,065,054
(b) Investments - affiliated, at cost	7,408	1,879	37,311	77,288	61,466	4,022	37,769

(c) Total investments, at cost	$105,297	$44,300	$236,205	$838,929	$1,063,316	$2,898,774	$5,102,823

(d) Including value of securities on loan	$6,349	$967	$27,391	$21,085	$42,070	$3,922	$36,840
(e) Foreign currency, at cost	–	–	4	347	12	2,764	5,285
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	3,750	8,343

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,571,003	$2,604,656	$390,070	$225,594	$213,380	$848,404	$2,864,787
Investments - affiliated, at value (b)	–	425,982	19,493	14,817	5,563	13,296	86,273

Total investments, at value (c)	1,571,003	3,030,638	409,563	240,411	218,943	861,700	2,951,060
Cash	7,952	884	–	–	–	360	–
Foreign currency (e)	–	–	–	–	–	–	–
Receivable for investments sold	37,455	16,510	–	–	–	–	–
Receivable for fund shares sold	1,208	890	387	118	91	244	772
Receivable from adviser	–	–	20	5	–	–	–
Receivable for dividends and interest	8,372	42,323	394	172	316	1,247	264
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Receivable for deposits with brokers and counterparties	181	2,055	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–

Total assets	1,626,171	3,093,300	410,364	240,706	219,350	863,551	2,952,096

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	858	1,008	246	136	99	596	840
Payable for administrative fees	209	233	32	18	18	110	234
Payable for 12b-1 fee (Class A)	97	164	24	13	13	52	169
Payable for investment securities purchased	11,856	25,966	–	–	1,103	988	–
Payable for fund shares redeemed	1,393	3,185	151	181	91	3,791	997
Payable for interest on forward sales commitments	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	19	60	6	3	8	21	30
Payable for other expenses	42	6	1	–	–	18	6
Payable for variation margin on financial derivative instruments	29	290	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	–	320,537	18,111	14,475	4,288	9,500	149,037

Total liabilities	14,503	351,449	18,571	14,826	5,620	15,076	151,313

Net assets	$1,611,668	$2,741,851	$391,793	$225,880	$213,730	$848,475	$2,800,783

Net assets consist of:
Paid-in capital	$1,602,426	$2,848,642	$293,403	$211,597	$243,884	$680,688	$2,324,673
Undistributed (excess of distributions over) net investment income (loss)	58,713	992	2,583	394	(7)	(18,841)	19,627
Accumulated net realized gain (loss)	(557)	6,017	40,586	(1,104)	(74,493)	6,615	260,433
Net unrealized appreciation (depreciation) on investments and foreign currency	(48,914)	(113,800)	55,221	14,993	44,346	180,013	196,050

	$1,611,668	$2,741,851	$391,793	$225,880	$213,730	$848,475	$2,800,783

Class A
Net assets	$1,611,668	$2,729,886	$391,525	$211,532	$212,739	$847,960	$2,800,241
Shares outstanding (no par value), unlimited shares authorized	151,337	410,240	25,197	18,784	11,017	77,716	165,820
Net asset value per share	$10.65	$6.65	$15.54	$11.26	$19.31	$10.91	$16.89

Class B
Net assets	N/A	$11,965	$268	$14,348	$991	$515	$542
Shares outstanding (no par value), unlimited shares authorized	N/A	1,579	17	1,269	51	47	32
Net asset value per share	N/A	$7.58	$15.61	$11.31	$19.38	$11.01	$16.97

(a) Investments - unaffiliated, at cost	$1,619,838	$2,716,139	$334,849	$210,601	$169,034	$668,323	$2,668,737
(b) Investments - affiliated, at cost	–	425,982	19,493	14,817	5,563	13,296	86,273

(c) Total investments, at cost	$1,619,838	$3,142,121	$354,342	$225,418	$174,597	$681,619	$2,755,010

(d) Including value of securities on loan	$–	$312,789	$17,221	$13,484	$4,030	$9,279	$144,077
(e) Foreign currency, at cost	–	–	–	–	–	–	–
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund
Assets
Investments - unaffiliated, at value (a) (d)	$4,378,382	$122,751	$2,626,996	$164,193	$1,911,357	$675,460	$4,898,786
Investments - affiliated, at value (b)	35,713	605	94,088	2,517	12,449	12,662	209,633

Total investments, at value (c)	4,414,095	123,356	2,721,084	166,710	1,923,806	688,122	5,108,419
Cash	–	–	–	–	–	487	807
Foreign currency (e)	–	118	–	–	–	–	89
Receivable for investments sold	–	–	–	–	–	–	9,325
Receivable for fund shares sold	5,662	111	9,264	256	1,523	144	2,032
Receivable from adviser	–	–	–	–	–	–	–
Receivable for dividends and interest	8,025	232	2,945	183	3,184	1,985	1,990
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	28	–
Receivable for deposits with brokers and counterparties	–	–	–	–	–	6,530	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	4,664	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–

Total assets	4,427,782	123,817	2,733,293	167,149	1,928,513	701,960	5,122,662

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	1,280	47	789	67	581	383	2,338
Payable for administrative fees	360	16	219	13	160	88	420
Payable for 12b-1 fee (Class A)	261	8	160	10	116	42	297
Payable for investment securities purchased	19,540	219	13,196	864	–	–	21,168
Payable for fund shares redeemed	4,614	25	2,727	157	1,284	41	2,732
Payable for interest on forward sales commitments	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	59	–	29	1	22	3	101
Payable for other expenses	9	1	5	1	4	3	12
Payable for variation margin on financial derivative instruments	–	–	–	–	–	577	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	4,795	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	122,953	–	79,167	1,045	8,765	–	147,636

Total liabilities	149,076	316	96,292	2,158	10,932	5,932	174,704

Net assets	$4,278,706	$123,501	$2,637,001	$164,991	$1,917,581	$696,028	$4,947,958

Net assets consist of:
Paid-in capital	$3,617,837	$130,037	$2,110,942	$150,463	$1,607,132	$716,980	$3,508,946
Undistributed (excess of distributions over) net investment income (loss)	97,848	1,021	29,837	699	30,438	155	(93)
Accumulated net realized gain (loss)	228,542	(3)	317,815	6,573	252,910	(14,385)	63,816
Net unrealized appreciation (depreciation) on investments and foreign currency	334,479	(7,554)	178,407	7,256	27,101	(6,722)	1,375,289

	$4,278,706	$123,501	$2,637,001	$164,991	$1,917,581	$696,028	$4,947,958

Class A
Net assets	$4,277,523	$123,501	$2,636,223	$164,875	$1,917,060	$696,028	$4,884,766
Shares outstanding (no par value), unlimited shares authorized	280,207	13,054	159,322	14,445	127,251	72,336	147,160
Net asset value per share	$15.27	$9.46	$16.55	$11.41	$15.07	$9.62	$33.19

Class B
Net assets	$1,183	N/A	$778	$116	$521	N/A	$63,192
Shares outstanding (no par value), unlimited shares authorized	77	N/A	46	10	34	N/A	1,864
Net asset value per share	$15.42	N/A	$16.80	$11.43	$15.17	N/A	$33.90

(a) Investments - unaffiliated, at cost	$4,043,904	$130,302	$2,448,589	$156,937	$1,884,256	$675,973	$3,523,479
(b) Investments - affiliated, at cost	35,713	605	94,088	2,517	12,449	12,662	209,633

(c) Total investments, at cost	$4,079,617	$130,907	$2,542,677	$159,454	$1,896,705	$688,635	$3,733,112

(d) Including value of securities on loan	$118,118	$–	$77,003	$1,018	$8,318	$–	$144,258
(e) Foreign currency, at cost	–	118	–	–	–	–	90
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Assets
Investments - unaffiliated, at value (a) (d)	$2,940,330	$1,749,565	$3,538,647	$4,368,989	$915,118	$1,816,489
Investments - affiliated, at value (b)	255,603	51,047	92,492	276,000	–	32,156
Repurchase agreements	–	–	–	–	210,700	–

Total investments, at value (c)	3,195,933	1,800,612	3,631,139	4,644,989	1,125,818	1,848,645
Cash	529	216	106	505	175,130	66
Foreign currency (e)	81	–	65	–	–	–
Receivable for investments sold	217	20	382	205,852	13	–
Receivable for fund shares sold	1,522	1,456	952	2,357	3,932	1,063
Receivable from adviser	–	–	15	–	405	–
Receivable for dividends and interest	775	7,320	4,893	10,007	533	2,691
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–

Total assets	3,199,057	1,809,624	3,637,552	4,863,710	1,305,831	1,852,465

Liabilities
Cash overdraft	–	–	–	–	–	–
Payable for advisory fees	1,809	612	1,821	1,540	287	737
Payable for administrative fees	257	152	299	357	109	157
Payable for 12b-1 fee (Class A)	182	107	217	257	77	110
Payable for investment securities purchased	1,187	4,542	1,009	332,783	8,719	–
Payable for fund shares redeemed	1,454	1,612	1,794	1,188	2,856	1,735
Payable for interest on forward sales commitments	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–
Payable for trustee fees	72	49	68	80	57	55
Payable for other expenses	7	4	7	8	3	5
Payable for variation margin on financial derivative instruments	–	5	–	90	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	203,098	–	–
Options written, at value (g)	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	312	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–
Payable upon return of securities loaned	137,016	20,089	65,658	77,400	–	13,099

Total liabilities	141,984	27,484	70,873	616,801	12,108	15,898

Net assets	$3,057,073	$1,782,140	$3,566,679	$4,246,909	$1,293,723	$1,836,567

Net assets consist of:
Paid-in capital	$2,173,252	$1,803,786	$2,628,540	$3,360,685	$1,293,759	$1,234,501
Undistributed (excess of distributions over) net investment income (loss)	(72)	17,153	32,252	58,798	(42)	16,727
Accumulated net realized gain (loss)	16,299	(35,689)	305,856	190,501	6	24,260
Net unrealized appreciation (depreciation) on investments and foreign currency	867,594	(3,110)	600,031	636,925	–	561,079

	$3,057,073	$1,782,140	$3,566,679	$4,246,909	$1,293,723	$1,836,567

Class A
Net assets	$2,992,442	$1,780,915	$3,565,349	$4,245,398	$1,286,438	$1,804,121
Shares outstanding (no par value), unlimited shares authorized	76,982	180,397	206,818	191,282	1,286,472	74,392
Net asset value per share	$38.87	$9.87	$17.24	$22.19	$1.00	$24.25

Class B
Net assets	$64,631	$1,225	$1,330	$1,511	$7,285	$32,446
Shares outstanding (no par value), unlimited shares authorized	1,613	123	75	66	7,286	1,311
Net asset value per share	$40.07	$9.97	$17.79	$22.75	$1.00	$24.74

(a) Investments - unaffiliated, at cost	$2,072,735	$1,752,360	$2,938,612	$3,731,688	$1,125,818	$1,255,385
(b) Investments - affiliated, at cost	255,603	51,047	92,492	276,000	–	32,156

(c) Total investments, at cost	$2,328,338	$1,803,407	$3,031,104	$4,007,688	$1,125,818	$1,287,541

(d) Including value of securities on loan	$133,762	$19,730	$63,316	$75,586	$–	$12,738
(e) Foreign currency, at cost	81	–	65	–	–	–
(f) Proceeds from forward sales commitments	–	–	–	202,746	–	–
(g) Premiums from options written	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Alliance Bernstein Dynamic Asset Allocation Fund(b)(c)	JNL/ AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Commodity Securities Strategy Fund(b)	JNL/BlackRock Global Allocation Fund(b)		JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund(d)	JNL/Brookfield Global Infrastructure and MLP Fund
Investment income
Dividends (a)	$236	$12	$16,769	$48,209		$7,977	$1,677	$26,247
Foreign taxes withheld	–	–	(89)	(1,843)		(12)	(55)	(977)
Net interest (amortization)	(4)	109	352	22,700		–	–	1
Securities lending (a)	–	–	233	1,367		144	–	690

Total investment income	232	121	17,265	70,433		8,109	1,622	25,961

Expenses
Advisory fees	99	4,208	8,945	23,011		6,841	1,205	8,331
Administrative fees	19	886	2,161	4,823		1,117	151	1,574
12b-1 fees (Class A)	26	886	2,880	6,431		2,232	201	2,098
Licensing fees	–	–	–	–		–	–	–
Legal fees	–	2	7	34		5	1	5
Trustee fees	–	6	22	46		16	1	14
Dividends on securities sold short	–	–	–	78		–	433	–
Interest expense	–	–	–	5		–	281	–
Other expenses	3	22	18	67		12	1	14

Total expenses	147	6,010	14,033	34,495		10,223	2,274	12,036

Expense waiver	–	–	–	–		–	–	–

Net expenses	147	6,010	14,033	34,495		10,223	2,274	12,036

Net investment income (loss)	85	(5,889)	3,232	35,938		(2,114)	(652)	13,925

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	224	1	7,408	192,875	(e)	96,299	(4,868)	37,211
Affiliated investments	–	–	–	–		–	–	–
Swap agreements	63	9,168	–	94		–	644	–
Foreign currency related items	(149)	13,888	93	35,317		(264)	(323)	(853)
Futures contracts	80	21,435	–	(17,586)		–	–	–
Written option contracts	22	–	–	4,523		–	–	–
Investment securities sold short	–	–	–	(118)		–	2,473	–
Brokerage commissions recaptured	–	–	4	43		3	–	250
Net change in unrealized appreciation (depreciation) on:
Investments	(4)	(18)	(188,788)	(207,330	)(f)	6,381	1,685	(12,908)
OTC swap agreements	4	624	–	1,903		–	(1,283)	–
Foreign currency related items	(21)	(6,778)	(2)	12,653		(533)	(167)	(14)
Futures contracts and centrally cleared swap agreements	92	7,360	–	3,092		–	–	–
Written option contracts	–	–	–	(3,589)		–	(290)	–
Investment securities sold short	–	–	–	(83)		–	(1,809)	–

Net realized and unrealized gain (loss)	311	45,680	(181,285)	21,794		101,886	(3,938)	23,686

Net increase (decrease) in net assets from operations	$396	$39,791	$(178,053)	$57,732		$99,772	$(4,590)	$37,611

(a) Income from affiliated investments	$1	$12	$237	$1,367		$146	$3	$694
(b) Consolidated Statement of Operations.
(c) Period from April 28, 2014 (commencement of operations).
(d) Period from September 15, 2014 (commencement of operations).
(e) Net of foreign capital gains taxes.
(f) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Capital Guardian Global Balanced Fund		JNL/Capital Guardian Global Diversified Research Fund		JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund		JNL/Eastspring Investments China-India Fund		JNL/Franklin Templeton Global Growth Fund
Investment income
Dividends (a)	$7,249		$8,663		$10,963	$7,824	$4,956		$10,045		$38,264
Foreign taxes withheld	(383)		(454)		–	(22)	(422)		(500)		(1,523)
Interest	3,985		–		–	–	–		–		–
Securities lending (a)	298		206		253	2,836	17		34		786

Total investment income	11,149		8,415		11,216	10,638	4,551		9,579		37,527

Expenses
Advisory fees	3,144		3,033		3,565	10,133	1,271		3,222		7,562
Administrative fees	726		634		612	1,512	211		716		1,753
12b-1 fees (Class A)	966		844		1,223	3,023	282		716		2,336
Licensing fees	–		–		–	–	–		–		–
Legal fees	2		2		2	7	1		2		5
Trustee fees	7		6		9	23	2		5		17
Dividends on securities sold short	–		–		–	–	–		–		–
Short holdings borrowing fees	–		–		–	–	–		–		–
Other expenses	19		15		6	25	29		29		16

Total expenses	4,864		4,534		5,417	14,723	1,796		4,690		11,689

Expense waiver	–		–		(506)	–	–		–		–

Net expenses	4,864		4,534		4,911	14,723	1,796		4,690		11,689

Net investment income (loss)	6,285		3,881		6,305	(4,085)	2,755		4,889		25,838

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	32,627	(b)	37,764	(b)	25,998	192,030	6,877	(b)	3,250	(b)	28,382
Affiliated investments	–		–		–	–	–		–		–
Swap agreements	–		–		–	–	–		–		–
Foreign currency related items	853		(76)		–	–	(54)		(242)		(84)
Futures contracts	–		–		(263)	–	–		–		–
Written option contracts	–		–		–	–	–		–		–
Investment securities sold short	–		–		–	–	–		–		–
Brokerage commissions recaptured	10		9		–	85	–		–		43
Net change in unrealized appreciation (depreciation) on:
Investments	(37,155	)(c)	(31,842	)(c)	26,874	(155,901)	(2,564	)(c)	29,710	(c)	(92,122)
OTC swap agreements	–		–		–	–	–		–		–
Foreign currency related items	(25)		(25)		–	–	6		14		(65)
Futures contracts and centrally cleared swap agreements	–		–		–	–	–		–		–
Written option contracts	–		–		–	–	–		–		–
Investment securities sold short	–		–		–	–	–		–		–

Net realized and unrealized gain (loss)	(3,690)		5,830		52,609	36,214	4,265		32,732		(63,846)

Net increase (decrease) in net assets from operations	$2,595		$9,711		$58,914	$32,129	$7,020		$37,621		$(38,008)

(a) Income from affiliated investments	$304		$208		$254	$2,838	$17		$35		$792
(b) Net of foreign capital gains taxes.
(c) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Franklin Templeton Global Multisector Bond Fund		JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund		JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Investment income
Dividends (a)	$14		$57,589	$11,627		$36,552	$14,481	$5	$2
Foreign taxes withheld	(960)		(650)	(836)		(783)	(18)	(1)	(325)
Interest	94,136		70,015	–		6,166	43	22,258	42,396
Securities lending (a)	588		1,482	288		190	837	94	93

Total investment income	93,778		128,436	11,079		42,125	15,343	22,356	42,166

Expenses
Advisory fees	14,167		15,918	4,431		8,677	8,375	4,935	5,173
Administrative fees	2,931		2,569	699		1,204	1,082	852	1,087
12b-1 fees (Class A)	3,907		5,138	932		2,407	2,163	1,703	1,449
Licensing fees	–		–	–		–	–	–	–
Legal fees	9		64	2		12	5	4	3
Trustee fees	28		37	7		18	16	12	11
Dividends on securities sold short	–		–	–		–	–	–	–
Short holdings borrowing fees	–		–	–		–	–	–	–
Other expenses	23		29	17		23	13	9	23

Total expenses	21,065		23,755	6,088		12,341	11,654	7,515	7,746

Expense waiver	(250)		–	–		–	–	–	(81)

Net expenses	20,815		23,755	6,088		12,341	11,654	7,515	7,665

Net investment income (loss)	72,963		104,681	4,991		29,784	3,689	14,841	34,501

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(15,994	)(b)	80,189	33,483	(b)	52,765	65,728	6,568	(34,877	)(b)
Affiliated investments	–		–	–		–	–	–	–
Swap agreements	(4,526)		–	–		–	–	(7,966)	(8,285)
Foreign currency related items	26,370		(743)	(78)		(6,319)	(49)	6,053	(2,687)
Futures contracts	–		–	–		–	–	1,230	(7,735)
Written option contracts	–		–	–		–	–	–	–
Investment securities sold short	–		–	–		–	–	–	–
Brokerage commissions recaptured	–		13	–		–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(149,960	)(c)	(121,435)	(85,619	)(c)	(8,890)	(70,460)	27,829	(10,539	)(c)
OTC swap agreements	(14,483)		–	–		–	–	(2,267)	(337)
Foreign currency related items	76,994		(978)	(13)		16,829	–	1,374	(702)
Futures contracts and centrally cleared swap agreements	(3,080)		–	–		–	–	(4,607)	(782)
Written option contracts	–		–	–		–	–	–	–
Investment securities sold short	–		–	–		–	–	–	–

Net realized and unrealized gain (loss)	(84,679)		(42,954)	(52,227)		54,385	(4,781)	28,214	(65,944)

Net increase (decrease) in net assets from operations	$(11,716)		$61,727	$(47,236)		$84,169	$(1,092)	$43,055	$(31,443)

(a) Income from affiliated investments	$602		$1,496	$290		$203	$846	$99	$95
(b) Net of foreign capital gains taxes.
(c) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund
Investment income
Dividends (a)	$20,733	$5,022	$50,619	$38,172	$7,354	$6,030	$7,280
Foreign taxes withheld	(1)	(9)	(2,296)	(2,790)	(40)	(33)	–
Interest	–	–	–	–	–	–	–
Securities lending (a)	54	126	536	640	105	20	735

Total investment income	20,786	5,139	48,859	36,022	7,419	6,017	8,015

Expenses
Advisory fees	8,892	1,906	12,778	8,803	6,658	3,150	6,727
Administrative fees	1,263	358	2,733	2,120	1,012	461	822
12b-1 fees (Class A)	2,482	477	3,642	2,825	2,023	923	1,643
Licensing fees	–	–	–	–	–	–	–
Legal fees	6	1	8	6	5	2	3
Trustee fees	18	3	26	20	15	7	12
Dividends on securities sold short	–	1,399	–	–	–	–	–
Short holdings borrowing fees	–	1,105	–	–	–	–	–
Other expenses	15	5	24	17	13	4	10

Total expenses	12,676	5,254	19,211	13,791	9,726	4,547	9,217

Expense waiver	(191)	–	–	–	–	–	(125)

Net expenses	12,485	5,254	19,211	13,791	9,726	4,547	9,092

Net investment income (loss)	8,301	(115)	29,648	22,231	(2,307)	1,470	(1,077)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	183,517	37,229	47,916	65,881	112,439	15,983	78,712
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	–	(274)	(652)	(9)	417	–
Futures contracts	–	–	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	(11,859)	–	–	–	–	–
Brokerage commissions recaptured	125	18	47	24	53	24	22
Net change in unrealized appreciation (depreciation) on:
Investments	(36,252)	1,806	168,974	(89,673)	(34,530)	19,406	(14,982)
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	–	(24)	(166)	–	67	–
Futures contracts and centrally cleared swap agreements	–	–	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	3,902	–	–	–	–	–

Net realized and unrealized gain (loss)	147,390	31,096	216,639	(24,586)	77,953	35,897	63,752

Net increase (decrease) in net assets from operations	$155,691	$30,981	$246,287	$(2,355)	$75,646	$37,367	$62,675

(a) Income from affiliated investments	$60	$2	$541	$655	$107	$23	$738

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Ivy Asset Strategy Fund(b)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund		JNL/Mellon Capital Emerging Markets Index Fund		JNL/Mellon Capital European 30 Fund
Investment income
Dividends (a)	$52,291	$32,916	$7,580	$9	$50,682		$22,775		$9,875
Foreign taxes withheld	(930)	(1,305)	(7)	–	(4,679)		(2,542)		(535)
Interest	10,434	–	–	36,424	–		–		–
Securities lending (a)	769	862	513	11	678		177		285

Total investment income	62,564	32,473	8,086	36,444	46,681		20,410		9,625

Expenses
Advisory fees	26,797	4,438	8,919	4,705	12,820		2,976		771
Administrative fees	4,764	1,028	1,403	1,208	2,223		1,168		508
12b-1 fees (Class A)	6,350	1,369	2,806	2,416	2,962		1,558		508
Licensing fees	–	–	–	–	–		162		–
Legal fees	14	3	6	6	7		4		1
Trustee fees	47	10	21	18	22		11		4
Dividends on securities sold short	–	–	–	–	–		–		–
Short holdings borrowing fees	–	–	–	–	–		–		–
Other expenses	47	24	18	14	62		42		2

Total expenses	38,019	6,872	13,173	8,367	18,096		5,921		1,794

Expense waiver	–	–	–	–	(100)		(9)		–

Net expenses	38,019	6,872	13,173	8,367	17,996		5,912		1,794

Net investment income (loss)	24,545	25,601	(5,087)	28,077	28,685		14,498		7,831

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	130,620	28,509	182,574	1,308	10,833	(c)	(3,247	)(c)	11,738
Affiliated investments	–	–	–	–	–		–		–
Swap agreements	–	–	–	–	–		–		–
Foreign currency related items	6,808	4,297	(1)	–	(200)		(330)		(102)
Futures contracts	(16,433)	81	–	–	–		(5)		–
Written option contracts	7,479	–	–	–	–		–		–
Investment securities sold short	–	–	–	–	–		–		–
Brokerage commissions recaptured	647	8	23	–	24		–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(265,534)	(131,860)	(34,235)	32,989	(109,578	)(d)	(46,294	)(d)	(39,319)
OTC swap agreements	–	–	–	–	–		–		–
Foreign currency related items	(14,279)	(196)	–	–	12		(47)		(24)
Futures contracts and centrally cleared swap agreements	(7,207)	–	–	–	–		260		–
Written option contracts	991	–	–	–	–		–		–
Investment securities sold short	–	–	–	–	–		–		–

Net realized and unrealized gain (loss)	(156,908)	(99,161)	148,361	34,297	(98,909)		(49,663)		(27,707)

Net increase (decrease) in net assets from operations	$(132,363)	$(73,560)	$143,274	$62,374	$(70,224)		$(35,165)		$(19,876)

(a) Income from affiliated investments	$775	$864	$517	$20	$682		$179		$285
(b) Consolidated Statement of Operations.
(c) Net of foreign capital gains taxes.
(d) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Global Alpha Fund
Investment income
Dividends (a)	$6,153	$71,333	$24,715	$24,481	$91,481	$4	$1
Foreign taxes withheld	(228)	(17)	–	(2)	(4,768)	–	–
Interest (a)	–	–	–	–	–	30,198	55
Securities lending (a)	120	252	1,354	4,768	1,924	134	–

Total investment income	6,045	71,568	26,069	29,247	88,637	30,336	56

Expenses
Advisory fees	542	8,437	4,360	4,558	5,959	3,194	795
Administrative fees	344	3,549	1,754	1,841	3,521	1,195	119
12b-1 fees (Class A)	344	7,029	3,477	3,639	4,626	2,380	159
Licensing fees	–	709	351	65	421	–	–
Legal fees	1	17	8	9	11	6	–
Trustee fees	2	51	26	27	35	18	2
Dividends on securities sold short	–	–	–	–	–	–	–
Short holdings borrowing fees	–	–	–	–	–	–	–
Other expenses	3	39	20	23	29	18	2

Total expenses	1,236	19,831	9,996	10,162	14,602	6,811	1,077

Expense waiver	–	(355)	–	–	–	–	(65)

Net expenses	1,236	19,476	9,996	10,162	14,602	6,811	1,012

Net investment income (loss)	4,809	52,092	16,073	19,085	74,035	23,525	(956)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	8,141	29,172	100,247	108,631	11,507	22,275	(3,124)
Affiliated investments	–	–	–	–	388	13	–
Swap agreements	–	–	–	–	–	–	–
Foreign currency related items	(73)	(1)	–	–	(4,565)	–	(630)
Futures contracts	–	7,041	5,144	3,222	432	–	(130)
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–
Brokerage commissions recaptured	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(7,834)	359,631	36,039	(44,874)	(222,037)	20,722	547
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	(3)	–	–	–	(882)	–	(22)
Futures contracts and centrally cleared swap agreements	–	(1,897)	(1,335)	(1,309)	40	–	(5,388)
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–

Net realized and unrealized gain (loss)	231	393,946	140,095	65,670	(215,117)	43,010	(8,747)

Net increase (decrease) in net assets from operations	$5,040	$446,038	$156,168	$84,755	$(141,082)	$66,535	$(9,703)

(a) Income from affiliated investments	$120	$409	$1,360	$4,771	$2,194	$168	$1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Global Growth Fund		JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund
Investment income
Dividends (a)	$949	$734	$1,256	$1,512	$24,323		$37	$3,056
Foreign taxes withheld	–	–	(35)	–	(1,218)		(8)	(68)
Interest	–	–	–	17,908	–		43,796	99,856
Securities lending (a)	211	–	340	280	1,093		14	128

Total investment income	1,160	734	1,561	19,700	24,198		43,839	102,972

Expenses
Advisory fees	365	70	1,898	3,243	7,236		9,580	24,799
Administrative fees	169	31	379	815	1,734		1,964	4,969
12b-1 fees (Class A)	224	41	506	1,087	2,310		3,927	9,901
Licensing fees	25	3	–	–	–		–	–
Legal fees	1	–	2	3	57		9	23
Trustee fees	2	–	4	8	17		28	74
Dividends on securities sold short	–	–	–	–	–		–	–
Interest expense	–	–	–	–	–		1,353	15
Other expenses	2	–	3	6	45		21	70

Total expenses	788	145	2,792	5,162	11,399		16,882	39,851

Expense waiver	–	–	–	–	–		–	–

Net expenses	788	145	2,792	5,162	11,399		16,882	39,851

Net investment income (loss)	372	589	(1,231)	14,538	12,799		26,957	63,121

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	21,143	264	9,532	14,899	37,825	(b)	94,014	(9,791)
Affiliated investments	–	–	–	–	–		–	–
Swap agreements	–	–	–	914	–		(3,368)	4,569
Foreign currency related items	–	–	(11)	110	(148)		63,894	71,499
Futures contracts	–	–	–	(4,288)	–		(2,360)	25,147
Written option contracts	–	–	–	–	–		6,245	14,452
Investment securities sold short	–	–	–	–	–		–	–
Brokerage commissions recaptured	–	–	14	–	–		–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(15,586)	3,884	(13,621)	2,017	(26,815	)(c)	(100,151)	6,964
OTC swap agreements	–	–	–	(532)	–		(9,211)	(7,666)
Foreign currency related items	–	–	–	(13)	(58)		6,799	63,281
Futures contracts and centrally cleared swap agreements	–	–	–	(3,660)	–		(22,485)	(37,483)
Written option contracts	–	–	–	–	–		(1,689)	3,804
Investment securities sold short	–	–	–	–	–		–	–

Net realized and unrealized gain (loss)	5,557	4,148	(4,086)	9,447	10,804		31,688	134,776

Net increase (decrease) in net assets from operations	$5,929	$4,737	$(5,317)	$23,985	$23,603		$58,645	$197,897

(a) Income from affiliated investments	$211	$–	$341	$287	$1,095		$14	$128
(b) Net of foreign capital gains taxes.
(c) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund
Investment income
Dividends (a)	$–	$10,456	$5,970	$2,796	$4,313	$26,685	$33,986
Foreign taxes withheld	–	–	–	–	–	(1,299)	–
Interest	75,819	170,235	–	–	–	–	–
Securities lending (a)	–	2,138	362	136	163	468	178

Total investment income	75,819	182,829	6,332	2,932	4,476	25,854	34,164

Expenses
Advisory fees	10,556	12,507	2,706	1,520	1,058	7,281	7,900
Administrative fees	2,576	2,896	361	202	192	1,346	2,186
12b-1 fees (Class A)	3,435	5,765	721	375	383	1,794	4,370
Licensing fees	–	–	–	–	–	–	–
Legal fees	8	13	2	1	1	12	10
Trustee fees	25	42	5	3	3	13	31
Dividends on securities sold short	–	–	–	–	–	–	–
Short holdings borrowing fees	–	–	–	–	–	–	–
Other expenses	148	39	17	16	4	16	23

Total expenses	16,748	21,262	3,812	2,117	1,641	10,462	14,520

Expense waiver	–	–	(67)	(13)	–	–	–

Net expenses	16,748	21,262	3,745	2,104	1,641	10,462	14,520

Net investment income (loss)	59,071	161,567	2,587	828	2,835	15,392	19,644

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	492	49,342	47,782	34,811	21,832	60,123	261,192
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	–	–	–	–	(99)	–
Futures contracts	(958)	(8,017)	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–
Brokerage commissions recaptured	–	–	23	31	5	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(55,776)	(203,868)	(13,762)	(24,416)	(3,415)	(73,006)	(27,732)
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	–	–	–	–	(119)	–
Futures contracts and centrally cleared swap agreements	(519)	(3,099)	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–

Net realized and unrealized gain (loss)	(56,761)	(165,642)	34,043	10,426	18,422	(13,101)	233,460

Net increase (decrease) in net assets from operations	$2,310	$(4,075)	$36,630	$11,254	$21,257	$2,291	$253,104

(a) Income from affiliated investments	$–	$2,150	$362	$136	$163	$469	$182

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund(c)	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund(b)	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund(b)	JNL/T. Rowe Price Established Growth Fund
Investment income
Dividends (a)	$121,112	$1,426	$43,291	$1,244	$40,332	$4	$33,364
Foreign taxes withheld	–	(160)	–	–	–	(2)	(122)
Interest	–	–	–	–	–	2,620	–
Securities lending (a)	176	–	13	–	55	–	622

Total investment income	121,288	1,266	43,304	1,244	40,387	2,622	33,864

Expenses
Advisory fees	12,662	159	7,325	364	5,442	2,480	25,627
Administrative fees	3,547	53	2,022	73	1,483	572	4,600
12b-1 fees (Class A)	7,091	71	4,042	146	2,966	763	9,080
Licensing fees	–	–	–	–	–	–	–
Legal fees	16	–	9	1	7	2	22
Trustee fees	50	1	28	1	21	5	67
Dividends on securities sold short	–	–	–	–	–	–	–
Short holdings borrowing fees	–	–	–	–	–	–	–
Other expenses	37	1	24	1	17	5	55

Total expenses	23,403	285	13,450	586	9,936	3,827	39,451

Expense waiver	–	–	–	–	–	–	–

Net expenses	23,403	285	13,450	586	9,936	3,827	39,451

Net investment income (loss)	97,885	981	29,854	658	30,451	(1,205)	(5,587)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	257,053	(3)	320,471	6,573	254,820	(133)	481,194
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	–	–	–	–	–	1,202	–
Foreign currency related items	–	(20)	–	–	–	(283)	(6)
Futures contracts	–	–	–	–	–	(15,035)	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–
Brokerage commissions recaptured	–	–	–	–	–	–	35
Net change in unrealized appreciation (depreciation) on:
Investments	101,293	(7,551)	3,198	7,256	(63,699)	(513)	(83,954)
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	(3)	–	–	–	(131)	(23)
Futures contracts and centrally cleared swap agreements	–	–	–	–	–	(6,078)	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–

Net realized and unrealized gain (loss)	358,346	(7,577)	323,669	13,829	191,121	(20,971)	397,246

Net increase (decrease) in net assets from operations	$456,231	$(6,596)	$353,523	$14,487	$221,572	$(22,176)	$391,659

(a) Income from affiliated investments	$180	$–	$15	$–	$56	$4	$651
(b) Period from April 28, 2014 (commencement of operations).
(c) Period from September 15, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends (a)	$17,011	$22	$57,712	$59,713	$–	$40,216
Foreign taxes withheld	(20)	–	(168)	(89)	–	(173)
Interest	–	28,174	–	24,152	2,470	–
Securities lending (a)	834	45	827	340	–	146

Total investment income	17,825	28,241	58,371	84, 116	2,470	40,189

Expenses
Advisory fees	19,519	7,085	17,534	16,182	3,620	8,389
Administrative fees	2,778	1,756	2,868	3,745	1,388	1,776
12b-1 fees (Class A)	5,432	3,510	5,734	7,489	2,761	3,490
Licensing fees	–	–	–	–	–	–
Legal fees	13	8	13	17	6	9
Trustee fees	40	25	41	54	20	26
Dividends on securities sold short	–	–	–	–	–	–
Short holdings borrowing fees	–	–	–	–	–	–
Other expenses	30	22	36	46	17	21

Total expenses	27,812	12,406	26,226	27,533	7,812	13,711

Expense waiver	–	–	(175)	–	(5,342)	–

Net expenses	27,812	12,406	26,051	27,533	2,470	13,711

Net investment income (loss)	(9,987)	15,835	32,320	56,583	–	26,478

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	252,637	359	311,252	195,846	15	86,781
Affiliated investments	–	–	–	–	–	–
Swap agreements	–	–	–	141	–	–
Foreign currency related items	(7)	242	(16)	(7)	–	2
Futures contracts	112	(1,015)	–	457	–	–
Written option contracts	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–
Brokerage commissions recaptured	42	–	51	13	–	4
Net change in unrealized appreciation (depreciation) on:
Investments	97,428	(6,808)	11,154	102,956	–	78,747
OTC swap agreements	–	–	–	(117)	–	–
Foreign currency related items	–	(313)	(4)	(1)	–	(33)
Futures contracts and centrally cleared swap agreements	(81)	(306)	–	(21)	–	–
Written option contracts	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–

Net realized and unrealized gain (loss)	350,131	(7,841)	322,437	299,267	15	165,501

Net increase (decrease) in net assets from operations	$340,144	$7,994	$354,757	$355,850	$15	$191,979

(a) Income from affiliated investments	$922	$67	$845	$368	$–	$149

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Cash Flows (in thousands)

For the Year Ended December 31, 2014

	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/PIMCO Real Return Fund
Cash flows provided by (used in) operating activities
Net increase in net assets from operations	$30,981	$58,645
Adjustments to reconcile net increase in net assets from operations to net cash flow provided by (used in) operating activities:
Purchase of long-term investments	(384,142)	(3,548,336)
Proceeds from sales and maturities of long-term investments	232,969	3,338,547
Net (purchases) sales of short-term investments	(8,074)	1,086,156
Proceeds from securities sold short/forward sales commitments	151,617	7,590
Purchases to cover securities sold short/forward sales commitments	(114,744)	(2,025)
Proceeds from class action settlements	40	87
Increase in receivable for investments sold	-	(12,859)
Increase (decrease) in payable for investments purchased	4,485	(8,550)
Decrease (increase) in receivable for dividends and interest	(315)	642
Increase in payable for dividends on securities sold short	12	-
Increase in payable for interest expense and brokerage charges	6	-
Increase in payable for expenses	124	66
Net amortization	-	9,193
Net inflation compensation	-	(17,076)
Net increase in OTC swap agreements	-	5,907
Net decrease in futures contracts and centrally cleared derivatives	-	(30,965)
Proceeds from currency transactions	-	64,483
Change in unrealized (appreciation) depreciation on investments, futures contracts, written options, swap agreements and currency	(5,708)	126,737
Net realized gain on investments, futures contracts, written options, swap agreements and currency	(25,354)	(158,425)

Net cash flow provided by (used in) operating activities	(118,103)	919,817
Cash flows provided by (used in) financing activities
Net proceeds from capital share transactions	118,103	71,387
Net borrowing from secured financing transactions	-	69,724
Net proceeds from secured borrowing transactions	-	(5,767)
Increase in receivable for treasury roll transactions	-	(781,945)
Decrease in payable for treasury roll transactions	-	(286,702)
Decrease in receivable for deposits with brokers and counterparties	-	16,128
Decrease in payable for deposits from counterparties	-	(1,288)

Net cash flow provided by (used in) financing activities	118,103	(918,463)

Net increase in cash	-	1,354
Cash at beginning of year	-	2,295

Cash at end of year	$-	$3,649

Supplemental disclosure of operating activities:
Short holding borrowing fees during the year	$1,105	$-
Interest expense during the year	-	1,353
Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions during the year	$25,871	$14,309

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Alliance Bernstein Dynamic Asset Allocation Fund(a) (b)	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Commodity Securities Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund(c)	JNL/Brookfield Global Infrastructure and MLP Fund
Operations
Net investment income (loss)	$85	$(5,889)	$3,232	$35,938	$(2,114)	$(652)	$13,925
Net realized gain (loss)	240	44,492	7,505	215,148	96,038	(2,074)	36,608
Net change in unrealized appreciation (depreciation)	71	1,188	(188,790)	(193,354)	5,848	(1,864)	(12,922)

Net increase (decrease) in net assets from operations	396	39,791	(178,053)	57,732	99,772	(4,590)	37,611

Distributions to shareholders
From net investment income
Class A	(135)	(11,943)	–	(23,614)	–	–	(7,001)
Class B	–	(3)	–	(2)	–	–	(1)
From net realized gains
Class A	(180)	(30,087)	–	(72,234)	(84,617)	–	(36,878)
Class B	–	(7)	–	(5)	(28)	–	(7)

Total distributions to shareholders	(315)	(42,040)	–	(95,855)	(84,645)	–	(43,887)

Share transactions[1]
Proceeds from the sale of shares
Class A	33,365	211,585	460,025	1,139,395	431,599	398,082	826,649
Class B	–	–	171	107	105	–	136
Reinvestment of distributions
Class A	315	42,030	–	95,848	84,617	–	43,879
Class B	–	10	–	7	28	–	8
Cost of shares redeemed
Class A	(13,490)	(217,722)	(617,495)	(519,809)	(302,495)	(10,318)	(229,963)
Class B	–	–	(199)	(131)	(71)	–	(54)

Net increase (decrease) in net assets from share transactions	20,190	35,903	(157,498)	715,417	213,783	387,764	640,655

Net increase (decrease) net assets	20,271	33,654	(335,551)	677,294	228,910	383,174	634,379

Net assets beginning of year	–	482,813	1,454,951	2,748,052	1,013,789	–	675,068

Net assets end of year	$20,271	$516,467	$1,119,400	$3,425,346	$1,242,699	$383,174	$1,309,447

Undistributed (excess of distributions over) net investment income (loss)	$(62)	$8,550	$2,621	$50,730	$(26)	$8	$14,991

[1] Share transactions
Shares sold
Class A	3,286	21,293	40,593	91,411	15,538	39,910	51,252
Class B	–	–	15	7	4	–	8
Reinvestment of distributions
Class A	31	4,211	–	7,742	3,010	–	2,804
Class B	–	1	–	1	1	–	1
Shares redeemed
Class A	(1,324)	(22,195)	(54,029)	(41,644)	(10,935)	(1,046)	(14,375)
Class B	–	–	(18)	(10)	(2)	–	(3)

Net increase/(decrease)
Class A	1,993	3,309	(13,436)	57,509	7,613	38,864	39,681

Class B	–	1	(3)	(2)	3	–	6

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$24,737 (d)	$–	$256,986	$2,498,392 (e)	$1,238,257	$462,925	$1,251,879
Proceeds from sales of securities	12,077	–	371,738	2,155,060 (e)	1,118,992	95,540	650,532
Securities sold short covers	–	–	–	–	–	112,216	–
Securities sold short proceeds	–	–	–	–	–	264,593	–

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Period from April 28, 2014 (commencement of operations).
(c)	Period from September 15, 2014 (commencement of operations).
(d)	Amount includes $1,598 of purchases of U.S. Government Securities.
(e)	Amounts include $305,502 and $274,584 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/ Capital Guardian Global Balanced Fund	JNL/ Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/ Eastspring Investments Asia ex- Japan Fund	JNL/ Eastspring Investments China-India Fund	JNL/ Franklin Templeton Global Growth Fund
Operations
Net investment income (loss)	$6,285	$3,881	$6,305	$(4,085)	$2,755	$4,889	$25,838
Net realized gain (loss)	33,490	37,697	25,735	192,115	6,823	3,008	28,341
Net change in unrealized appreciation (depreciation)	(37,180)	(31,867)	26,874	(155,901)	(2,558)	29,724	(92,187)

Net increase (decrease) in net assets from operations	2,595	9,711	58,914	32,129	7,020	37,621	(38,008)

Distributions to shareholders
From net investment income
Class A	(4,330)	(3,256)	(3,419)	–	(1,410)	(3,108)	(9,761)
Class B	(6)	(4)	(2)	–	(2)	(3)	(5)
From net realized gains
Class A	–	–	(7,490)	(118,778)	–	–	(8,238)
Class B	–	–	(4)	(100)	–	–	(4)

Total distributions to shareholders	(4,336)	(3,260)	(10,915)	(118,878)	(1,412)	(3,111)	(18,008)

Share transactions[1]
Proceeds from the sale of shares
Class A	77,864	69,265	361,967	350,994	66,408	118,887	542,286
Class B	59	38	73	188	24	80	161
Reinvestment of distributions
Class A	4,330	3,256	10,909	118,778	1,410	3,108	17,999
Class B	6	4	6	100	2	3	9
Cost of shares redeemed
Class A	(92,803)	(73,491)	(227,891)	(659,178)	(66,873)	(129,410)	(267,543)
Class B	(58)	(61)	(96)	(200)	(22)	(74)	(75)

Net increase (decrease) in net assets from share transactions	(10,602)	(989)	144,968	(189,318)	949	(7,406)	292,837

Net increase (decrease) net assets	(12,343)	5,462	192,967	(276,067)	6,557	27,104	236,821

Net assets beginning of year	485,329	420,339	500,754	1,639,138	135,427	355,011	988,791

Net assets end of year	$472,986	$425,801	$693,721	$1,363,071	$141,984	$382,115	$1,225,612

Undistributed (excess of distributions over) net investment income (loss)	$3,144	$3,831	$6,337	$(620)	$2,419	$2,862	$25,733

[1] Share transactions
Shares sold
Class A	6,841	2,217	33,141	12,266	8,355	15,715	45,549
Class B	4	2	6	6	3	10	13
Reinvestment of distributions
Class A	377	102	957	4,427	176	384	1,575
Class B	1	–	–	4	–	–	1
Shares redeemed
Class A	(8,153)	(2,355)	(20,687)	(23,068)	(8,508)	(17,369)	(22,703)
Class B	(5)	(2)	(8)	(7)	(3)	(9)	(6)

Net increase/(decrease)
Class A	(935)	(36)	13,411	(6,375)	23	(1,270)	24,421

Class B	–	–	(2)	3	–	1	8

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$292,202 (a)	$140,466	$236,612	$694,028	$78,874	$118,513	$454,195
Proceeds from sales of securities	490,294 (a)	145,427	92,333	1,007,468	75,622	129,969	199,282

(a)	Amounts include $45,824 and $233,805 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Operations
Net investment income (loss)	$72,963	$104,681	$4,991	$29,784	$3,689	$14,841	$34,501
Net realized gain (loss)	5,850	79,459	33,405	46,446	65,679	5,885	(53,584)
Net change in unrealized appreciation (depreciation)	(90,529)	(122,413)	(85,632)	7,939	(70,460)	22,329	(12,360)

Net increase (decrease) in net assets from operations	(11,716)	61,727	(47,236)	84,169	(1,092)	43,055	(31,443)

Distributions to shareholders
From net investment income
Class A	(73,193)	(84,338)	(3,800)	(9,162)	(4,177)	(19,538)	(12,024)
Class B	(12)	(25)	(3)	(5)	(3)	(10)	(4)
From net realized gains
Class A	(1,507)	–	(21,704)	(23,980)	(95,982)	–	(14,357)
Class B	–	–	(13)	(10)	(42)	–	(4)

Total distributions to shareholders	(74,712)	(84,363)	(25,520)	(33,157)	(100,204)	(19,548)	(26,389)

Share transactions[1]
Proceeds from the sale of shares
Class A	663,625	973,630	186,921	270,363	452,024	404,843	172,900
Class B	168	248	85	51	105	188	27
Reinvestment of distributions
Class A	74,700	84,338	25,504	33,142	100,159	19,538	26,381
Class B	12	25	16	15	45	10	8
Cost of shares redeemed
Class A	(340,381)	(523,055)	(131,083)	(245,659)	(334,808)	(253,139)	(297,020)
Class B	(148)	(184)	(74)	(95)	(150)	(164)	(19)

Net increase (decrease) in net assets from share transactions	397,976	535,002	81,369	57,817	217,375	171,276	(97,723)

Net increase (decrease) net assets	311,548	512,366	8,613	108,829	116,079	194,783	(155,555)

Net assets beginning of year	1,752,908	2,193,027	441,155	1,120,276	1,032,421	778,970	795,261

Net assets end of year	$2,064,456	$2,705,393	$449,768	$1,229,105	$1,148,500	$973,753	$639,706

Undistributed (excess of distributions over) net investment income	$55,368	$102,920	$4,816	$31,875	$2,831	$21,149	$(4,000)

[1] Share transactions
Shares sold
Class A	55,086	79,394	17,176	22,303	27,469	34,207	14,969
Class B	13	22	8	5	7	16	2
Reinvestment of distributions
Class A	6,368	7,105	2,657	2,688	6,624	1,657	2,436
Class B	1	2	2	1	3	1	1
Shares redeemed
Class A	(28,303)	(42,748)	(12,192)	(20,139)	(20,633)	(21,482)	(25,667)
Class B	(12)	(16)	(7)	(8)	(9)	(14)	(2)

Net increase/(decrease)
Class A	33,151	43,751	7,641	4,852	13,460	14,382	(8,262)

Class B	2	8	3	(2)	1	3	1

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$688,892	$1,075,203	$189,696	$302,173	$368,951	$3,019,828 (b)	$864,781 (c)
Proceeds from sales of securities	398,087 (a)	575,606	128,672	285,310	203,761	2,492,063 (b)	926,349 (c)

(a)	Amount includes $3,667 of sales of U.S. Government Securities.
(b)	Amounts include $2,686,083 and $2,264,300 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $72,734 and $98,925 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund
Operations
Net investment income (loss)	$8,301	$(115)	$29,648	$22,231	$(2,307)	$1,470	$(1,077)
Net realized gain (loss)	183,642	25,388	47,689	65,253	112,483	16,424	78,734
Net change in unrealized appreciation (depreciation)	(36,252)	5,708	168,950	(89,839)	(34,530)	19,473	(14,982)

Net increase (decrease) in net assets from operations	155,691	30,981	246,287	(2,355)	75,646	37,367	62,675

Distributions to shareholders
From net investment income
Class A	(9,048)	(149)	(22,864)	(15,857)	(569)	(1,186)	–
Class B	(228)	–	(13)	(8)	(3)	(1)	–
From net realized gains
Class A	(175,604)	(25,703)	(59,255)	–	(195,006)	(11,905)	(32,449)
Class B	(3,417)	(19)	(29)	–	(219)	(6)	(25)

Total distributions to shareholders	(188,297)	(25,871)	(82,161)	(15,865)	(195,797)	(13,098)	(32,474)

Share transactions[1]
Proceeds from the sale of shares
Class A	421,969	199,226	656,059	618,680	350,617	335,184	479,005
Class B	7,322	53	226	157	88	45	158
Reinvestment of distributions
Class A	184,652	25,852	82,119	15,857	195,575	13,091	32,449
Class B	3,645	19	42	8	222	7	25
Cost of shares redeemed
Class A	(456,804)	(80,870)	(410,989)	(301,567)	(337,710)	(164,419)	(355,769)
Class B	(4,722)	(41)	(240)	(179)	(184)	(41)	(127)

Net increase (decrease) in net assets from share transactions	156,062	144,239	327,217	332,956	208,608	183,867	155,741

Net increase (decrease) net assets	123,456	149,349	491,343	314,736	88,457	208,136	185,942

Net assets beginning of year	1,160,809	198,110	1,545,834	1,229,916	1,017,527	380,873	732,235

Net assets end of year	$1,284,265	$347,459	$2,037,177	$1,544,652	$1,105,984	$589,009	$918,177

Undistributed (excess of distributions over) net investment income (loss)	$1,484	$(6)	$30,150	$18,293	$(38)	$1,876	$(17)

[1] Share transactions
Shares sold
Class A	33,247	16,140	61,573	47,518	20,565	20,688	23,917
Class B	575	3	21	11	5	4	7
Reinvestment of distributions
Class A	15,769	2,138	7,583	1,219	13,056	803	1,595
Class B	310	2	4	1	15	–	1
Shares redeemed
Class A	(35,567)	(6,701)	(38,676)	(23,282)	(20,247)	(10,302)	(17,878)
Class B	(374)	(3)	(22)	(13)	(11)	(3)	(6)

Net increase/(decrease)
Class A	13,449	11,577	30,480	25,455	13,374	11,189	7,634

Class B	511	2	3	(1)	9	1	2

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,252,550	$384,142	$738,082	$537,953	$742,046	$338,031	$422,147
Proceeds from sales of securities	1,312,247	232,969	469,492	241,077	734,811	161,654	297,864
Securities sold short covers	–	114,744	–	–	–	–	–
Securities sold short proceeds	–	151,617	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/ Lazard Emerging Markets Fund	JNL/ Mellon Capital Emerging Markets Index Fund	JNL/ Mellon Capital European 30 Fund
Operations
Net investment income (loss)	$24,545	$25,601	$(5,087)	$28,077	$28,685	$14,498	$7,831
Net realized gain (loss)	129,121	32,895	182,596	1,308	10,657	(3,582)	11,636
Net change in unrealized appreciation (depreciation)	(286,029)	(132,056)	(34,235)	32,989	(109,566)	(46,081)	(39,343)

Net increase (decrease) in net assets from operations	(132,363)	(73,560)	143,274	62,374	(70,224)	(35,165)	(19,876)

Distributions to shareholders
From net investment income
Class A	(34,099)	(13,306)	–	(38,027)	(24,326)	(8,811)	(3,047)
Class B	(9)	(17)	–	(19)	(11)	(1)	(2)
From net realized gains
Class A	(152,548)	–	(101,974)	–	(32,528)	–	–
Class B	(35)	–	(19)	–	(13)	–	–

Total distributions to shareholders	(186,691)	(13,323)	(101,993)	(38,046)	(56,878)	(8,812)	(3,049)

Share transactions[1]
Proceeds from the sale of shares
Class A	839,775	186,364	581,104	531,499	283,915	500,300	302,438
Class B	146	147	292	868	84	30	57
Reinvestment of distributions
Class A	186,647	13,306	101,974	38,027	56,854	8,811	3,047
Class B	44	17	19	19	24	1	2
Cost of shares redeemed
Class A	(702,533)	(140,396)	(654,461)	(509,977)	(403,134)	(379,796)	(162,289)
Class B	(311)	(88)	(364)	(877)	(116)	(90)	(51)

Net increase (decrease) in net assets from share transactions	323,768	59,350	28,564	59,559	(62,373)	129,256	143,204

Net increase (decrease) net assets	4,714	(27,533)	69,845	83,887	(189,475)	85,279	120,279

Net assets beginning of year	3,050,666	674,320	1,288,388	1,169,258	1,523,398	720,702	139,239

Net assets end of year	$3,055,380	$646,787	$1,358,233	$1,253,145	$1,333,923	$805,981	$259,518

Undistributed (excess of distributions over) net investment income (loss)	$15,447	$27,632	$(230)	$30,762	$28,442	$13,400	$7,667

[1] Share transactions
Shares sold
Class A	56,648	23,201	17,896	39,279	25,790	48,845	21,952
Class B	10	18	8	60	8	3	4
Reinvestment of distributions
Class A	13,409	1,739	3,191	2,846	5,446	880	234
Class B	3	2	1	1	2	–	–
Shares redeemed
Class A	(47,935)	(17,447)	(20,049)	(37,719)	(36,329)	(37,381)	(12,122)
Class B	(21)	(11)	(11)	(61)	(11)	(9)	(4)

Net increase/(decrease)
Class A	22,122	7,493	1,038	4,406	(5,093)	12,344	10,064

Class B	(8)	9	(2)	–	(1)	(6)	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$2,123,064	$530,983	$922,684	$173,144 (b)	$253,517	$307,647	$301,004
Proceeds from sales of securities	2,039,620	462,044	996,765	166,218 (b)	378,375	182,712	151,832

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Amounts include $111,398 and $120,947 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Global Alpha Fund
Operations
Net investment income (loss)	$4,809	$52,092	$16,073	$19,085	$74,035	$23,525	$(956)
Net realized gain (loss)	8,068	36,212	105,391	111,853	7,762	22,288	(3,884)
Net change in unrealized appreciation (depreciation)	(7,837)	357,734	34,704	(46,183)	(222,879)	20,722	(4,863)

Net increase (decrease) in net assets from operations	5,040	446,038	156,168	84,755	(141,082)	66,535	(9,703)

Distributions to shareholders
From net investment income
Class A	(4,071)	(46,392)	(16,217)	(18,675)	(71,066)	(26,991)	(4,645)
Class B	(6)	(491)	(173)	(252)	(1,159)	(175)	(17)
From net realized gains
Class A	(3,916)	(4,642)	(102,370)	–	–	(8,448)	–
Class B	(6)	(43)	(902)	–	–	(50)	–

Total distributions to shareholders	(7,999)	(51,568)	(119,662)	(18,927)	(72,225)	(35,664)	(4,662)

Share transactions[1]
Proceeds from the sale of shares
Class A	91,248	1,441,158	636,547	593,661	692,156	459,794	24,876
Class B	17	16,732	9,893	13,406	10,544	1,777	49
Proceeds in connection with acquisition
Class A	–	–	–	–	94,576	–	–
Class B	–	–	–	–	151	–	–
Reinvestment of distributions
Class A	7,987	51,034	118,587	18,675	71,066	35,439	4,645
Class B	12	534	1,075	252	1,159	225	17
Cost of shares redeemed
Class A	(77,068)	(818,368)	(551,587)	(611,390)	(761,313)	(1,176,611)	(202,033)
Class B	(10)	(9,345)	(7,930)	(12,183)	(5,818)	(1,144)	(12)

Net increase (decrease) in net assets from share transactions	22,186	681,745	206,585	2,421	102,521	(680,520)	(172,458)

Net increase (decrease) net assets	19,227	1,076,215	243,091	68,249	(110,786)	(649,649)	(186,823)

Net assets beginning of year	153,948	3,095,092	1,652,153	1,849,552	2,336,194	1,547,974	231,165

Net assets end of year	$173,175	$4,171,307	$1,895,244	$1,917,801	$2,225,408	$898,325	$44,342

Undistributed (excess of distributions over) net investment income (loss)	$4,756	$5,359	$4,114	$185	$(3,991)	$9,311	$(442)

[1] Share transactions
Shares sold
Class A	6,244	89,295	33,246	35,500	47,982	38,297	2,597
Class B	1	1,027	515	797	708	144	5
Shares issued in connection with acquisition
Class A	–	–	–	–	6,462	–	–
Class B	–	–	–	–	10	–	–
Reinvestment of distributions
Class A	576	2,950	6,209	1,072	5,312	3,024	518
Class B	1	30	55	14	84	19	2
Shares redeemed
Class A	(5,229)	(50,971)	(28,906)	(36,577)	(52,572)	(98,353)	(21,130)
Class B	(1)	(567)	(407)	(721)	(394)	(92)	(1)

Net increase/(decrease)
Class A	1,591	41,274	10,549	(5)	7,184	(57,032)	(18,015)

Class B	1	490	163	90	408	71	6

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$187,684	$774,252	$401,388	$363,964	$200,242	$934,747 (a)	$8,194
Proceeds from sales of securities	168,741	67,496	273,471	323,945	127,526	1,628,035 (a)	8,407

(a)	Amounts include $816,406 and $1,306,950 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Global Growth Fund	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund
Operations
Net investment income (loss)	$372	$589	$(1,231)	$14,538	$12,799	$26,957	$63,121
Net realized gain (loss)	21,143	264	9,535	11,635	37,677	158,425	105,876
Net change in unrealized appreciation (depreciation)	(15,586)	3,884	(13,621)	(2,188)	(26,873)	(126,737)	28,900

Net increase (decrease) in net assets from operations	5,929	4,737	(5,317)	23,985	23,603	58,645	197,897

Distributions to shareholders
From net investment income
Class A	(388)	(1)	–	(4,873)	(6,996)	(14,302)	(156,108)
Class B	(1)	–	–	(1)	(7)	(7)	(621)
From net realized gains
Class A	(17,710)	–	(2,075)	(2,407)	(22,777)	–	(17,070)
Class B	(30)	–	(1)	(1)	(18)	–	(63)

Total distributions to shareholders	(18,129)	(1)	(2,076)	(7,282)	(29,798)	(14,309)	(173,862)

Share transactions[1]
Proceeds from the sale of shares
Class A	89,788	47,251	253,656	403,041	308,244	604,154	1,037,725
Class B	8	–	4	23	86	157	2,806
Proceeds in connection with acquisition
Class A	–	–	–	–	168,302	–	–
Class B	–	–	–	–	61	–	–
Reinvestment of distributions
Class A	18,098	1	2,075	7,280	29,773	14,302	173,178
Class B	31	–	1	2	25	7	684
Cost of shares redeemed
Class A	(140,307)	(8,617)	(243,527)	(226,518)	(254,280)	(532,613)	(1,831,850)
Class B	(39)	–	–	(4)	(179)	(196)	(5,599)

Net increase (decrease) in net assets from share transactions	(32,421)	38,635	12,209	183,824	252,032	85,811	(623,056)

Net increase (decrease) net assets	(44,621)	43,371	4,816	200,527	245,837	130,147	(599,021)

Net assets beginning of year	147,528	3,246	209,551	467,455	988,402	1,821,448	5,158,700

Net assets end of year	$102,907	$46,617	$214,367	$667,982	$1,234,239	$1,951,595	$4,559,679

Undistributed (excess of distributions over) net investment income (loss)	$372	$589	$–	$11,267	$12,577	$47,151	$(31,310)

[1] Share transactions
Shares sold
Class A	6,260	4,394	19,381	37,024	21,315	56,917	80,494
Class B	2	–	–	2	6	14	205
Shares issued in connection with acquisition
Class A	–	–	–	–	11,927	–	–
Class B	–	–	–	–	4	–	–
Reinvestment of distributions
Class A	1,470	–	160	666	2,046	1,352	13,788
Class B	2	–	–	–	2	1	51
Shares redeemed
Class A	(9,849)	(806)	(18,956)	(20,870)	(17,609)	(50,209)	(141,805)
Class B	(3)	–	–	–	(12)	(18)	(407)

Net increase/(decrease)
Class A	(2,119)	3,588	585	16,820	17,679	8,060	(47,523)

Class B	1	–	–	2	–	(3)	(151)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$183,054	$41,806	$180,329	$807,323 (a)	$306,901	$3,547,117 (b)	$12,531,010 (c)
Proceeds from sales of securities	232,556	2,879	178,963	667,470 (a)	233,289	3,342,328 (b)	13,335,012 (c)

(a)	Amounts include $282,498 and $281,741 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $3,058,112 and $3,021,044 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $9,841,321 and $11,650,862 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund
Operations
Net investment income (loss)	$59,071	$161,567	$2,587	$828	$2,835	$15,392	$19,644
Net realized gain (loss)	(466)	41,325	47,805	34,842	21,837	60,024	261,192
Net change in unrealized appreciation (depreciation)	(56,295)	(206,967)	(13,762)	(24,416)	(3,415)	(73,125)	(27,732)

Net increase (decrease) in net assets from operations	2,310	(4,075)	36,630	11,254	21,257	2,291	253,104

Distributions to shareholders
From net investment income
Class A	(38,899)	(161,714)	(1,859)	(515)	(9,629)	(60,954)	(7,168)
Class B	–	(656)	(2)	(52)	(45)	(36)	(2)
From net realized gains
Class A	(2,928)	(41,948)	(20,247)	(30,948)	–	(34,541)	(233,284)
Class B	–	(164)	(14)	(2,098)	–	(20)	(45)

Total distributions to shareholders	(41,827)	(204,482)	(22,122)	(33,613)	(9,674)	(95,551)	(240,499)

Share transactions[1]
Proceeds from the sale of shares
Class A	848,356	1,517,078	225,865	134,793	96,077	268,771	1,406,186
Class B	–	3,934	59	4,880	652	24	110
Reinvestment of distributions
Class A	41,827	203,662	22,106	31,463	9,629	95,495	240,452
Class B	–	820	16	2,150	45	56	47
Cost of shares redeemed
Class A	(782,106)	(1,356,063)	(189,487)	(132,487)	(83,782)	(249,244)	(579,775)
Class B	–	(4,358)	(80)	(8,379)	(312)	(64)	(93)

Net increase (decrease) in net assets from share transactions	108,077	365,073	58,479	32,420	22,309	115,038	1,066,927

Net increase (decrease) net assets	68,560	156,516	72,987	10,061	33,892	21,778	1,079,532

Net assets beginning of year	1,543,108	2,585,335	318,806	215,819	179,838	826,697	1,721,251

Net assets end of year	$1,611,668	$2,741,851	$391,793	$225,880	$213,730	$848,475	$2,800,783

Undistributed (excess of distributions over) net investment income (loss)	$58,713	$992	$2,583	$394	$(7)	$(18,841)	$19,627

[1] Share transactions
Shares sold
Class A	77,192	204,812	14,754	10,661	5,006	21,828	83,824
Class B	–	474	4	391	36	2	6
Reinvestment of distributions
Class A	3,891	30,626	1,433	2,797	493	8,793	14,296
Class B	–	108	1	190	2	5	3
Shares redeemed
Class A	(71,250)	(183,374)	(12,333)	(10,570)	(4,461)	(20,816)	(34,621)
Class B	–	(523)	(5)	(663)	(17)	(5)	(5)

Net increase/(decrease)
Class A	9,833	52,064	3,854	2,888	1,038	9,805	63,499

Class B	–	59	–	(82)	21	2	4

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,609,216	$2,055,290	$206,413	$140,464	$78,606	$346,853	$2,041,137
Proceeds from sales of securities	1,923,998	1,787,302	167,845	140,520	63,402	302,851	1,190,445

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund(a)	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund(b)	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund(b)	JNL/T. Rowe Price Established Growth Fund
Operations
Net investment income (loss)	$97,885	$981	$29,854	$658	$30,451	$(1,205)	$(5,587)
Net realized gain (loss)	257,053	(23)	320,471	6,573	254,820	(14,249)	481,223
Net change in unrealized appreciation (depreciation)	101,293	(7,554)	3,198	7,256	(63,699)	(6,722)	(83,977)

Net increase (decrease) in net assets from operations	456,231	(6,596)	353,523	14,487	221,572	(22,176)	391,659

Distributions to shareholders
From net investment income
Class A	(51,615)	–	(16,900)	–	(14,320)	–	–
Class B	(15)	–	(6)	–	(4)	–	–
From net realized gains
Class A	(188,657)	–	(241,440)	–	(232,448)	–	(411,771)
Class B	(52)	–	(74)	–	(66)	–	(5,270)

Total distributions to shareholders	(240,339)	–	(258,420)	–	(246,838)	–	(417,041)

Share transactions[1]
Proceeds from the sale of shares
Class A	1,647,818	135,694	1,182,419	170,425	924,414	850,011	937,628
Class B	182	–	362	101	350	–	7,732
Reinvestment of distributions
Class A	240,272	–	258,340	–	246,768	–	411,771
Class B	67	–	80	–	70	–	5,270
Cost of shares redeemed
Class A	(754,664)	(5,597)	(515,881)	(20,022)	(395,983)	(131,807)	(763,176)
Class B	(235)	–	(416)	–	(427)	–	(7,926)

Net increase (decrease) in net assets from share transactions	1,133,440	130,097	924,904	150,504	775,192	718,204	591,299

Net increase (decrease) net assets	1,349,332	123,501	1,020,007	164,991	749,926	696,028	565,917

Net assets beginning of year	2,929,374	–	1,616,994	–	1,167,655	–	4,382,041

Net assets end of year	$4,278,706	$123,501	$2,637,001	$164,991	$1,917,581	$696,028	$4,947,958

Undistributed (excess of distributions over) net investment income (loss)	$97,848	$1,021	$29,837	$699	$30,438	$155	$(93)

[1] Share transactions
Shares sold
Class A	108,893	13,645	71,851	16,303	58,321	85,716	27,560
Class B	13	–	20	10	20	–	226
Reinvestment of distributions
Class A	15,694	–	15,600	–	16,462	–	12,380
Class B	4	–	5	–	5	–	155
Shares redeemed
Class A	(50,064)	(591)	(31,772)	(1,858)	(25,446)	(13,380)	(22,494)
Class B	(15)	–	(25)	–	(27)	–	(231)

Net increase/(decrease)
Class A	74,523	13,054	55,679	14,445	49,337	72,336	17,446

Class B	2	–	–	10	(2)	–	150

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$2,264,982	$130,388	$2,129,503	$255,741	$2,287,470	$873,891 (c)	$1,853,676
Proceeds from sales of securities	1,265,604	–	1,436,238	105,374	1,741,472	196,132 (c)	1,662,131

(a)	Period from September 15, 2014 (commencement of operations).
(b)	Period from April 28, 2014 (commencement of operations).
(c)	Amounts include $558,520 and $172,999 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/T. Rowe Price Mid- Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$(9,987)	$15,835	$32,320	$56,583	$–	$26,478
Net realized gain (loss)	252,784	(414)	311,287	196,450	15	86,787
Net change in unrealized appreciation (depreciation)	97,347	(7,427)	11,150	102,817	–	78,714

Net increase (decrease) in net assets from operations	340,144	7,994	354,757	355,850	15	191,979

Distributions to shareholders
From net investment income
Class A	(3,958)	(20,175)	(25,703)	(48,640)	(6)	(25,720)
Class B	(84)	(16)	(11)	(19)	–	(518)
From net realized gains
Class A	(239,028)	–	(172,808)	(124,547)	(15)	(71,864)
Class B	(5,063)	–	(63)	(44)	–	(1,281)

Total distributions to shareholders	(248,133)	(20,191)	(198,585)	(173,250)	(21)	(99,383)

Share transactions[1]
Proceeds from the sale of shares
Class A	651,338	602,840	1,327,880	1,101,044	2,151,606	232,352
Class B	8,904	1,065	182	147	5,484	4,720
Reinvestment of distributions
Class A	242,986	20,175	198,511	173,187	21	97,584
Class B	5,147	16	74	63	–	1,799
Cost of shares redeemed
Class A	(499,587)	(487,132)	(545,383)	(556,786)	(2,194,169)	(334,767)
Class B	(9,198)	(138)	(223)	(178)	(5,955)	(3,013)

Net increase (decrease) in net assets from share transactions	399,590	136,826	981,041	717,477	(43,013)	(1,325)

Net increase (decrease) net assets	491,601	124,629	1,137,213	900,077	(43,019)	91,271

Net assets beginning of year	2,565,472	1,657,511	2,429,466	3,346,832	1,336,742	1,745,296

Net assets end of year	$3,057,073	$1,782,140	$3,566,679	$4,246,909	$1,293,723	$1,836,567

Undistributed (excess of distributions over) net investment income (loss)	$(72)	$17,153	$32,252	$58,798	$(42)	$16,727

[1] Share transactions
Shares sold
Class A	16,681	60,326	76,808	50,111	2,151,606	9,740
Class B	227	106	11	6	5,484	198
Reinvestment of distributions
Class A	6,205	2,038	11,521	7,773	21	3,977
Class B	127	2	4	3	–	72
Shares redeemed
Class A	(12,850)	(48,750)	(32,031)	(25,376)	(2,194,169)	(14,000)
Class B	(229)	(14)	(13)	(8)	(5,955)	(124)

Net increase/(decrease)
Class A	10,036	13,614	56,298	32,508	(42,542)	(283)

Class B	125	94	2	1	(471)	146

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$936,021	$862,974 (a)	$2,194,457	$5,265,215 (b)	$578,791 (c)	$237,585
Proceeds from sales of securities	784,149	674,553 (a)	1,393,432	4,794,074 (b)	709,686 (c)	285,371

(a)	Amounts include $255,556 and $238,314 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $4,032,420 and $3,977,215 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $315,905 and $291,959 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Commodity Securities Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund
Operations
Net investment income (loss)	$(6,928)	$1,872	$16,521	$(1,424)	$8,028	$5,376	$3,316
Net realized gain (loss)	37,794	(12,526)	75,513	86,135	35,442	26,363	16,506
Net change in unrealized appreciation (depreciation)	6,353	146,846	196,077	133,622	56,013	33,074	59,144

Net increase (decrease) in net assets from operations	37,219	136,192	288,111	218,333	99,483	64,813	78,966

Distributions to shareholders
From net investment income
Class A	(16,451)	(5,457)	(13,571)	(213)	(3,583)	(7,670)	(4,743)
Class B	(4)	(5)	(1)	–	(1)	(9)	(5)
From net realized gains
Class A	(664)	–	–	(69,079)	(12,053)	–	–
Class B	–	–	–	(24)	(2)	–	–

Total distributions to shareholders	(17,119)	(5,462)	(13,572)	(69,316)	(15,639)	(7,679)	(4,748)

Share transactions[1]
Proceeds from the sale of shares
Class A	201,549	455,992	1,181,545	508,078	406,451	89,696	75,651
Class B	–	215	132	48	88	72	49
Reinvestment of distributions
Class A	17,115	5,457	13,571	69,292	15,636	7,670	4,743
Class B	4	5	1	24	3	9	5
Cost of shares redeemed
Class A	(297,651)	(597,015)	(314,656)	(184,541)	(129,815)	(85,451)	(78,452)
Class B	–	(203)	(138)	(68)	(152)	(76)	(79)

Net increase (decrease) in net assets from share transactions	(78,983)	(135,549)	880,455	392,833	292,211	11,920	1,917

Net increase (decrease) net assets	(58,883)	(4,819)	1,154,994	541,850	376,055	69,054	76,135

Net assets beginning of year	541,696	1,459,770	1,593,058	471,939	299,013	416,275	344,204

Net assets end of year	$482,813	$1,454,951	$2,748,052	$1,013,789	$675,068	$485,329	$420,339

Undistributed (excess of distributions over) net investment income	$2,536	$(674)	$13,610	$(514)	$9,080	$3,106	$3,286

[1] Share transactions
Shares sold
Class A	19,705	42,661	101,812	19,257	29,547	8,401	2,671
Class B	–	21	12	2	6	7	2
Reinvestment of distributions
Class A	1,732	498	1,129	2,635	1,111	693	157
Class B	–	–	–	1	–	1	–
Shares redeemed
Class A	(28,777)	(55,543)	(27,038)	(7,249)	(9,337)	(8,020)	(2,791)
Class B	–	(19)	(12)	(3)	(10)	(7)	(3)

Net increase/(decrease)
Class A	(7,340)	(12,384)	75,903	14,643	21,321	1,074	37

Class B	–	2	–	–	(4)	1	(1)

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$–	$275,890	$1,759,253 (b)	$1,095,702	$592,928	$427,259 (c)	$101,091
Proceeds from sales of securities	–	379,891	951,233 (b)	769,347	310,467	426,506 (c)	109,600

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Amounts include $239,282 and $154,426 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $223,778 and $225,938 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund
Operations
Net investment income (loss)	$3,475	$(4,055)	$1,566	$3,807	$10,009	$45,463	$85,239
Net realized gain (loss)	7,728	119,786	(3,569)	3,147	25,469	19,307	(3,893)
Net change in unrealized appreciation (depreciation)	89,241	264,686	(8,041)	(18,398)	176,253	(18,635)	167,677

Net increase (decrease) in net assets from operations	100,444	380,417	(10,044)	(11,444)	211,731	46,135	249,023

Distributions to shareholders
From net investment income
Class A	(3,547)	(1,032)	(1,720)	(3,281)	(10,156)	(37,114)	(77,436)
Class B	(3)	(2)	(2)	(3)	(5)	(6)	(25)
From net realized gains
Class A	(16,832)	(31,502)	(1,117)	–	–	(103)	–
Class B	(11)	(22)	(1)	–	–	–	–

Total distributions to shareholders	(20,393)	(32,558)	(2,840)	(3,284)	(10,161)	(37,223)	(77,461)

Share transactions[1]
Proceeds from the sale of shares
Class A	272,771	562,069	74,141	136,315	244,614	1,166,997	711,341
Class B	75	242	90	109	64	271	162
Proceeds in connection with acquisition
Class A	–	–	–	–	56,597	–	–
Class B	–	–	–	–	20	–	–
Reinvestment of distributions
Class A	20,379	32,534	2,837	3,281	10,156	37,217	77,436
Class B	14	24	3	3	5	6	25
Cost of shares redeemed
Class A	(102,750)	(576,357)	(80,929)	(143,760)	(182,280)	(438,043)	(390,223)
Class B	(53)	(271)	(170)	(208)	(93)	(190)	(132)

Net increase (decrease) in net assets from share transactions	190,436	18,241	(4,028)	(4,260)	129,083	766,258	398,609

Net increase (decrease) net assets	270,487	366,100	(16,912)	(18,988)	330,653	775,170	570,171

Net assets beginning of year	230,267	1,273,038	152,339	373,999	658,138	977,738	1,622,856

Net assets end of year	$500,754	$1,639,138	$135,427	$355,011	$988,791	$1,752,908	$2,193,027

Undistributed (excess of distributions over) net investment income	$3,464	$(1,556)	$1,408	$2,962	$9,745	$55,317	$84,234

[1] Share transactions
Shares sold
Class A	27,882	21,378	9,467	19,301	23,591	96,785	62,335
Class B	8	9	12	16	7	23	15
Shares issued in connection with acquisition
Class A	–	–	–	–	5,225	–	–
Class B	–	–	–	–	2	–	–
Reinvestment of distributions
Class A	2,008	1,164	373	459	904	3,151	6,751
Class B	1	1	1	–	–	1	2
Shares redeemed
Class A	(10,639)	(22,085)	(10,455)	(20,705)	(17,754)	(36,320)	(34,231)
Class B	(5)	(10)	(22)	(30)	(9)	(16)	(12)

Net increase/(decrease)
Class A	19,251	457	(615)	(945)	11,966	63,616	34,855

Class B	4	–	(9)	(14)	–	8	5

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$198,127	$1,008,927	$93,376	$101,187	$201,047	$872,140	$726,184
Proceeds from sales of securities	30,014	1,018,298	99,985	107,497	132,091	244,361 (a)	354,487

(a)	Amounts include $24,393 sales of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund
Operations
Net investment income (loss)	$3,799	$15,196	$3,523	$13,446	$37,632	$6,185	$136
Net realized gain (loss)	21,838	59,264	96,466	(2,760)	(6,620)	220,647	26,404
Net change in unrealized appreciation (depreciation)	68,691	164,231	161,932	(21,647)	(103,145)	79,906	21,100

Net increase (decrease) in net assets from operations	94,328	238,691	261,921	(10,961)	(72,133)	306,738	47,640

Distributions to shareholders
From net investment income
Class A	(3,675)	(8,775)	(7,288)	(23,343)	(66,859)	(3,918)	(288)
Class B	(3)	(5)	(5)	(12)	(14)	(90)	(1)
From net realized gains
Class A	(6,152)	–	(6,025)	(31,994)	(27,877)	(198,035)	(3,064)
Class B	(4)	–	(3)	(15)	(6)	(3,315)	(3)

Total distributions to shareholders	(9,834)	(8,780)	(13,321)	(55,364)	(94,756)	(205,358)	(3,356)

Share transactions[1]
Proceeds from the sale of shares
Class A	214,630	216,052	439,729	225,701	357,207	330,880	73,093
Class B	93	104	143	119	39	7,963	20
Reinvestment of distributions
Class A	9,827	8,775	13,313	55,337	94,736	201,953	3,352
Class B	7	5	8	27	20	3,405	4
Cost of shares redeemed
Class A	(126,138)	(163,932)	(589,249)	(344,909)	(442,659)	(458,646)	(52,420)
Class B	(127)	(137)	(189)	(81)	(114)	(3,703)	(147)

Net increase (decrease) in net assets from share transactions	98,292	60,867	(136,245)	(63,806)	9,229	81,852	23,902

Net increase (decrease) net assets	182,786	290,778	112,355	(130,131)	(157,660)	183,232	68,186

Net assets beginning of year	258,369	829,498	920,066	909,101	952,921	977,577	129,924

Net assets end of year	$441,155	$1,120,276	$1,032,421	$778,970	$795,261	$1,160,809	$198,110

Undistributed (excess of distributions over) net investment income	$3,692	$17,473	$3,371	$17,516	$8,258	$2,067	$144

[1] Share transactions
Shares sold
Class A	21,317	20,328	29,911	18,233	25,787	26,022	7,163
Class B	8	10	10	10	3	624	3
Reinvestment of distributions
Class A	917	772	825	4,846	8,303	16,942	303
Class B	1	–	–	2	2	285	–
Shares redeemed
Class A	(12,639)	(15,515)	(42,017)	(28,069)	(32,182)	(35,632)	(5,113)
Class B	(13)	(13)	(14)	(6)	(8)	(281)	(13)

Net increase/(decrease)
Class A	9,595	5,585	(11,281)	(4,990)	1,908	7,332	2,353

Class B	(4)	(3)	(4)	6	(3)	628	(10)

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$173,520	$307,396	$206,432	$6,525,653 (a)	$1,348,744 (b)	$1,276,802	$230,325
Proceeds from sales of securities	83,806	244,908	370,936	6,682,321 (a)	1,374,315 (b)	1,375,326	214,941
Securities sold short covers	–	–	–	–	–	–	55,903
Securities sold short proceeds	–	–	–	–	–	–	52,482

(a)	Amounts include $6,192,259 and $6,229,642 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $227,274 and $166,134 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund
Operations
Net investment income (loss)	$23,083	$12,848	$567	$1,208	$(1,612)	$14,852	$11,600
Net realized gain (loss)	84,204	16,825	198,494	55,450	34,106	195,564	36,059
Net change in unrealized appreciation (depreciation)	(65,525)	141,732	138,177	17,774	144,176	337,341	65,423

Net increase (decrease) in net assets from operations	41,762	171,405	337,238	74,432	176,670	547,757	113,082

Distributions to shareholders
From net investment income
Class A	(48,172)	(11,406)	(3,304)	(635)	(701)	(34,956)	(20,608)
Class B	(28)	(7)	(7)	(1)	(1)	(11)	(25)
From net realized gains
Class A	–	–	(59,818)	–	(12,584)	–	–
Class B	–	–	(74)	–	(11)	–	–

Total distributions to shareholders	(48,200)	(11,413)	(63,203)	(636)	(13,297)	(34,967)	(20,633)

Share transactions[1]
Proceeds from the sale of shares
Class A	671,384	641,752	303,406	167,535	388,899	878,426	167,038
Class B	249	195	125	56	143	439	168
Reinvestment of distributions
Class A	48,172	11,406	63,122	635	13,285	34,956	20,608
Class B	28	7	81	1	12	11	25
Cost of shares redeemed
Class A	(530,560)	(313,307)	(619,128)	(82,059)	(228,419)	(420,526)	(113,085)
Class B	(309)	(129)	(158)	(52)	(147)	(169)	(103)

Net increase (decrease) in net assets from share transactions	188,964	339,924	(252,552)	86,116	173,773	493,137	74,651

Net increase (decrease) net assets	182,526	499,916	21,483	159,912	337,146	1,005,927	167,100

Net assets beginning of year	1,363,308	730,000	996,044	220,961	395,089	2,044,739	507,220

Net assets end of year	$1,545,834	$1,229,916	$1,017,527	$380,873	$732,235	$3,050,666	$674,320

Undistributed (excess of distributions over) net investment income	$14,829	$10,907	$535	$1,197	$(7)	$20,606	$9,235

[1] Share transactions
Shares sold
Class A	65,250	54,632	20,766	11,992	22,423	65,309	21,347
Class B	24	15	8	4	8	31	21
Reinvestment of distributions
Class A	4,956	927	3,972	43	707	2,426	2,582
Class B	3	1	5	–	1	1	3
Shares redeemed
Class A	(51,024)	(26,711)	(41,530)	(5,993)	(13,370)	(31,159)	(14,572)
Class B	(30)	(11)	(11)	(4)	(9)	(12)	(13)

Net increase/(decrease)
Class A	19,182	28,848	(16,792)	6,042	9,760	36,576	9,357

Class B	(3)	5	2	–	–	20	11

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$974,871	$508,610	$872,314	$497,598	$296,053	$1,804,230	$359,689
Proceeds from sales of securities	801,388	181,049	1,154,805	426,461	158,590	1,720,419	296,425

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund
Operations
Net investment income (loss)	$260	$33,880	$24,441	$8,609	$1,816	$3,676	$33,761
Net realized gain (loss)	107,275	6,113	29,242	(8,162)	849	6,504	21,430
Net change in unrealized appreciation (depreciation)	204,646	(89,379)	(66,745)	(17,837)	15,009	3,101	553,409

Net increase (decrease) in net assets from operations	312,181	(49,386)	(13,062)	(17,390)	17,674	13,281	608,600

Distributions to shareholders
From net investment income
Class A	(1,745)	(42,789)	(22,378)	(4,543)	(982)	(5,142)	(33,429)
Class B	(1)	(22)	(10)	(1)	(1)	(8)	(334)
From net realized gains
Class A	–	–	(27,084)	–	–	–	(13,049)
Class B	–	–	(11)	–	–	–	(115)

Total distributions to shareholders	(1,746)	(42,811)	(49,483)	(4,544)	(983)	(5,150)	(46,927)

Share transactions[1]
Proceeds from the sale of shares
Class A	787,720	426,617	562,670	530,052	120,100	105,107	1,256,567
Class B	66	662	90	151	12	37	8,416
Proceeds in connection with acquisition
Class A	–	–	–	–	–	–	260,176
Class B	–	–	–	–	–	–	1,064
Reinvestment of distributions
Class A	1,745	42,789	49,462	4,543	982	5,142	46,478
Class B	1	22	21	1	1	8	449
Cost of shares redeemed
Class A	(367,724)	(870,221)	(436,666)	(194,504)	(28,803)	(64,891)	(638,783)
Class B	(79)	(1,033)	(240)	(139)	(8)	(81)	(5,494)

Net increase (decrease) in net assets from share transactions	421,729	(401,164)	175,337	340,104	92,284	45,322	928,873

Net increase (decrease) net assets	732,164	(493,361)	112,792	318,170	108,975	53,453	1,490,546

Net assets beginning of year	556,224	1,662,619	1,410,606	402,532	30,264	100,495	1,604,546

Net assets end of year	$1,288,388	$1,169,258	$1,523,398	$720,702	$139,239	$153,948	$3,095,092

Undistributed (excess of distributions over) net investment income	$330	$38,002	$24,294	$8,219	$2,014	$3,391	$247

[1] Share transactions
Shares sold
Class A	30,212	30,631	50,699	52,006	9,927	7,417	90,788
Class B	3	45	8	15	2	3	612
Shares issued in connection with acquisition
Class A	–	–	–	–	–	–	18,397
Class B	–	–	–	–	–	–	74
Reinvestment of distributions
Class A	59	3,242	4,588	451	78	375	3,068
Class B	–	2	2	–	–	1	29
Shares redeemed
Class A	(14,193)	(62,688)	(39,409)	(19,276)	(2,406)	(4,581)	(46,330)
Class B	(3)	(71)	(21)	(13)	(1)	(6)	(398)

Net increase/(decrease)
Class A	16,078	(28,815)	15,878	33,181	7,599	3,211	65,923

Class B	–	(24)	(11)	2	1	(2)	317

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$1,016,224	$10,135 (a)	$531,495	$719,807	$126,938	$176,564	$636,298
Proceeds from sales of securities	627,280	390,590 (a)	372,027	374,827	35,048	133,198	44,866

(a)	Amounts include $8,020 and $374,898 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Global Alpha Fund	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/Mellon Capital Utilities Sector Fund(a)
Operations
Net investment income (loss)	$12,287	$14,468	$49,924	$30,334	$(5,217)	$389	$70
Net realized gain (loss)	53,476	84,843	1,209	(4,433)	(15,437)	17,131	(113)
Net change in unrealized appreciation (depreciation)	297,847	350,704	343,329	(82,650)	15,749	19,277	2

Net increase (decrease) in net assets from operations	363,610	450,015	394,462	(56,749)	(4,905)	36,797	(41)

Distributions to shareholders
From net investment income
Class A	(11,028)	(15,454)	(49,996)	(33,326)	–	(593)	(70)
Class B	(109)	(197)	(730)	(105)	–	(1)	–
From net realized gains
Class A	(45,344)	(76,233)	–	(1,243)	–	–	(1)
Class B	(369)	(835)	–	(4)	–	–	–

Total distributions to shareholders	(56,850)	(92,719)	(50,726)	(34,678)	–	(594)	(71)

Share transactions[1]
Proceeds from the sale of shares
Class A	654,590	499,933	561,918	629,473	146,182	98,510	5,630
Class B	7,515	8,728	10,205	1,748	36	40	–
Proceeds in connection with acquisition
Class A	–	278,968	–	–	–	–	–
Class B	–	102	–	–	–	–	–
Reinvestment of distributions
Class A	56,372	91,687	49,996	34,569	–	593	71
Class B	478	1,032	730	109	–	1	–
Cost of shares redeemed
Class A	(353,919)	(457,652)	(381,653)	(856,198)	(398,626)	(65,928)	(2,343)
Class B	(5,155)	(5,922)	(6,320)	(1,629)	(148)	(1)	–

Net increase (decrease) in net assets from share transactions	359,881	416,876	234,876	(191,928)	(252,556)	33,215	3,358

Net increase (decrease) net assets	666,641	774,172	578,612	(283,355)	(257,461)	69,418	3,246

Net assets beginning of year	985,512	1,075,380	1,757,582	1,831,329	488,626	78,110	–

Net assets end of year	$1,652,153	$1,849,552	$2,336,194	$1,547,974	$231,165	$147,528	$3,246

Undistributed (excess of distributions over) net investment income	$4,431	$(762)	$(1,433)	$11,472	$4,198	$389	$1

[1] Share transactions
Shares sold
Class A	38,376	32,262	41,852	52,216	14,360	7,901	582
Class B	442	580	740	140	4	3	–
Shares issued in connection with acquisition
Class A	–	17,398	–	–	–	–	–
Class B	–	6	–	–	–	–	–
Reinvestment of distributions
Class A	3,070	5,474	3,511	2,967	–	43	8
Class B	26	61	50	9	–	–	–
Shares redeemed
Class A	(20,724)	(29,531)	(28,448)	(71,793)	(39,269)	(5,170)	(244)
Class B	(293)	(374)	(461)	(131)	(15)	–	–

Net increase/(decrease)
Class A	20,722	25,603	16,915	(16,610)	(24,909)	2,774	346

Class B	175	273	329	18	(11)	3	–

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$429,614	$300,726	$232,722	$2,819,978 (b)	$147,157	$192,018	$5,567
Proceeds from sales of securities	146,953	243,682	24,814	2,999,181 (b)	139,506	159,203	2,224

(a)	Period from April 29, 2013 (commencement of operations).
(b)	Amounts include $2,665,309 and $2,817,428 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Global Growth Fund	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund
Operations
Net investment income (loss)	$(346)	$4,889	$7,063	$15,007	$59,506	$39,529	$146,511
Net realized gain (loss)	2,894	(830)	22,817	(246,569)	(14,088)	4,452	58,035
Net change in unrealized appreciation (depreciation)	19,801	(490)	156,793	(13,313)	(179,409)	1,265	(15,134)

Net increase (decrease) in net assets from operations	22,349	3,569	186,673	(244,875)	(133,991)	45,246	189,412

Distributions to shareholders
From net investment income
Class A	–	(741)	(8,197)	(26,969)	(64,920)	(21,743)	(149,300)
Class B	–	–	(10)	(13)	(273)	–	(664)
From net realized gains
Class A	(358)	(542)	(332)	(211,658)	(7,003)	–	(54,653)
Class B	–	–	–	(86)	(26)	–	(235)

Total distributions to shareholders	(358)	(1,283)	(8,539)	(238,726)	(72,222)	(21,743)	(204,852)

Share transactions[1]
Proceeds from the sale of shares
Class A	239,315	471,743	312,724	681,413	1,975,714	1,272,242	1,404,514
Class B	–	1	150	338	4,012	–	3,779
Reinvestment of distributions
Class A	358	1,283	8,529	238,627	71,923	21,743	203,953
Class B	–	–	10	99	299	–	899
Cost of shares redeemed
Class A	(69,217)	(88,894)	(147,903)	(1,699,117)	(2,491,504)	(433,753)	(1,213,883)
Class B	–	(2)	(177)	(439)	(8,425)	–	(3,939)

Net increase (decrease) in net assets from share transactions	170,456	384,131	173,333	(779,079)	(447,981)	860,232	395,323

Net increase (decrease) net assets	192,447	386,417	351,467	(1,262,680)	(654,194)	883,735	379,883

Net assets beginning of year	17,104	81,038	636,935	3,084,128	5,812,894	659,373	2,205,452

Net assets end of year	$209,551	$467,455	$988,402	$1,821,448	$5,158,700	$1,543,108	$2,585,335

Undistributed (excess of distributions over) net investment income	$3	$4,853	$6,982	$2,353	$39,687	$38,890	$1,322

[1] Share transactions
Shares sold
Class A	19,795	45,225	24,421	54,923	152,526	117,172	187,622
Class B	–	–	11	27	291	–	454
Reinvestment of distributions
Class A	28	123	626	23,258	5,704	2,002	28,445
Class B	–	–	1	10	22	–	111
Shares redeemed
Class A	(5,652)	(8,504)	(11,604)	(138,944)	(193,867)	(39,871)	(162,289)
Class B	–	–	(14)	(35)	(612)	–	(470)

Net increase/(decrease)
Class A	14,171	36,844	13,443	(60,763)	(35,637)	79,303	53,778

Class B	–	–	(2)	2	(299)	–	95

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$192,146	$1,485,293 (a)	$285,829	$3,169,582 (b)	$25,783,890 (c)	$1,468,059	$2,466,777
Proceeds from sales of securities	29,267	1,011,122 (a)	120,108	4,251,329 (b)	26,146,693 (c)	658,236	2,140,803

(a)	Amounts include $1,002,399 and $822,392 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $2,882,075 and $3,545,872 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $24,799,914 and $24,690,036 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund
Operations
Net investment income (loss)	$1,859	$805	$2,211	$13,257	$7,165	$51,319	$16,901
Net realized gain (loss)	23,270	15,101	10,593	87,390	235,025	266,369	242,059
Net change in unrealized appreciation (depreciation)	58,231	31,499	37,425	158,357	181,239	179,038	167,446

Net increase (decrease) in net assets from operations	83,360	47,405	50,229	259,004	423,429	496,726	426,406

Distributions to shareholders
From net investment income
Class A	(1,629)	(608)	(1,985)	(62,169)	(8,391)	(37,594)	(12,521)
Class B	(2)	(75)	(7)	(42)	(3)	(15)	(6)
From net realized gains
Class A	–	(11,687)	–	–	(92,527)	(86,787)	(62,093)
Class B	–	(1,034)	–	–	(25)	(32)	(28)

Total distributions to shareholders	(1,631)	(13,404)	(1,992)	(62,211)	(100,946)	(124,428)	(74,648)

Share transactions[1]
Proceeds from the sale of shares
Class A	236,043	151,386	84,740	185,120	839,851	1,178,410	900,392
Class B	42	9,877	572	21	186	347	490
Proceeds in connection with acquisition
Class A	–	–	–	–	–	484,554	–
Class B	–	–	–	–	–	280	–
Reinvestment of distributions
Class A	1,629	12,295	1,985	62,169	100,918	124,381	74,614
Class B	2	1,109	7	42	28	47	34
Cost of shares redeemed
Class A	(154,560)	(95,344)	(73,797)	(302,044)	(366,547)	(498,318)	(409,030)
Class B	(18)	(3,238)	(561)	(70)	(392)	(176)	(407)

Net increase (decrease) in net assets from share transactions	83,138	76,085	12,946	(54,762)	574,044	1,289,525	566,093

Net increase (decrease) net assets	164,867	110,086	61,183	142,031	896,527	1,661,823	917,851

Net assets beginning of year	153,939	105,733	118,655	684,666	824,724	1,267,551	699,143

Net assets end of year	$318,806	$215,819	$179,838	$826,697	$1,721,251	$2,929,374	$1,616,994

Undistributed (excess of distributions over) net investment income	$1,857	$133	$2,204	$36,291	$7,153	$51,593	$16,889

[1] Share transactions
Shares sold
Class A	18,978	13,226	5,519	16,461	54,655	87,052	64,214
Class B	3	852	37	1	12	26	36
Shares issued in connection with acquisition
Class A	–	–	–	–	–	35,535
Class B	–	–	–	–	–	20
Reinvestment of distributions
Class A	114	996	112	5,364	6,165	8,974	4,961
Class B	–	90	–	4	2	3	2
Shares redeemed
Class A	(12,196)	(8,488)	(4,780)	(27,232)	(24,231)	(37,164)	(29,450)
Class B	(1)	(280)	(35)	(6)	(28)	(13)	(30)

Net increase/(decrease)
Class A	6,896	5,734	851	(5,407)	36,589	94,397	39,725

Class B	2	662	2	(1)	(14)	36	8

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$190,760	$136,447	$59,745	$292,396	$1,295,915	$1,861,720	$1,666,726
Proceeds from sales of securities	108,322	73,624	46,449	359,374	817,999	1,108,121	1,163,449

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short– Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$14,321	$(5,519)	$(8,263)	$13,645	$25,702	$44,131	$–	$25,494
Net realized gain (loss)	234,565	258,372	191,784	1,899	175,144	131,438	16	76,063
Net change in unrealized appreciation (depreciation)	73,095	883,722	478,776	(15,117)	428,944	323,547	–	308,873

Net increase (decrease) in net assets from operations	321,981	1,136,575	662,297	427	629,790	499,116	16	410,430

Distributions to shareholders
From net investment income
Class A	(9,279)	(2,641)	–	(21,288)	(25,537)	(42,971)	(8)	(28,428)
Class B	(5)	(96)	–	(4)	(14)	(19)	–	(494)
From net realized gains
Class A	(42,180)	(149,035)	(143,809)	–	(84,208)	(45,129)	(6)	(61,150)
Class B	(20)	(1,977)	(3,181)	–	(41)	(18)	–	(956)

Total distributions to shareholders	(51,484)	(153,749)	(146,990)	(21,292)	(109,800)	(88,137)	(14)	(91,028)

Share transactions[1]
Proceeds from the sale of shares
Class A	744,468	1,382,038	617,956	1,090,251	890,217	894,598	2,232,828	497,449
Class B	672	5,835	8,492	177	258	266	6,328	3,754
Reinvestment of distributions
Class A	51,459	151,676	143,809	21,288	109,745	88,100	14	89,578
Class B	25	2,073	3,181	4	55	37	–	1,450
Cost of shares redeemed
Class A	(417,842)	(675,411)	(486,472)	(1,452,346)	(657,008)	(446,099)	(2,147,743)	(445,976)
Class B	(419)	(6,780)	(8,391)	(90)	(418)	(276)	(6,496)	(2,554)

Net increase (decrease) in net assets from share transactions	378,363	859,431	278,575	(340,716)	342,849	536,626	84,931	143,701

Net increase (decrease) net assets	648,860	1,842,257	793,882	(361,581)	862,839	947,605	84,933	463,103

Net assets beginning of year	518,795	2,539,784	1,771,590	2,019,092	1,566,627	2,399,227	1,251,809	1,282,193

Net assets end of year	$1,167,655	$4,382,041	$2,565,472	$1,657,511	$2,429,466	$3,346,832	$1,336,742	$1,745,296

Undistributed (excess of distributions over) net investment income	$14,311	$(75)	$(3,787)	$20,150	$25,662	$48,730	$(45)	$16,505

[1] Share transactions
Shares sold
Class A	55,362	48,635	17,922	108,391	61,318	44,598	2,232,828	23,162
Class B	56	209	248	18	17	12	6,328	178
Reinvestment of distributions
Class A	3,549	4,585	3,875	2,142	7,058	4,285	14	3,944
Class B	2	62	84	–	3	2	–	63
Shares redeemed
Class A	(31,041)	(23,720)	(14,214)	(144,491)	(44,744)	(22,250)	(2,147,743)	(20,523)
Class B	(34)	(234)	(240)	(9)	(27)	(13)	(6,496)	(118)

Net increase/(decrease)
Class A	27,870	29,500	7,583	(33,958)	23,632	26,633	85,100	6,583

Class B	24	37	92	9	(7)	1	(168)	123

Purchase and sales of investment securities (excluding short–term securities):
Purchase of securities	$1,326,024	$1,778,083	$746,962	$1,087,606 (a)	$1,062,237	$8,887,439 (b)	$764,233 (c)	$413,573
Proceeds from sales of securities	985,716	1,112,874	682,179	1,305,782 (a)	784,969	8,403,249 (b)	639,119 (c)	352,344

(a)	Amounts include $413,608 and $576,443 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $7,806,190 and $7,604,097 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $300,457 and $376,985 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/AllianceBernstein Dynamic Asset Allocation Fund(t)
Class A
12/31/2014*	$10.00	$0.04	$0.24	$0.28	$(0.05)	$(0.06)	$10.17	2.77%	$20,271	109%		1.12%		1.12%		0.65%
JNL/AQR Managed Futures Strategy Fund(e)
Class A
12/31/2014	10.30	(0.13)	1.04	0.91	(0.26)	(0.66)	10.29	9.09	516,349	0		1.36		1.36		(1.33)
12/31/2013	9.99	(0.14)	0.83	0.69	(0.37)	(0.01)	10.30	7.08	482,706	0		1.35		1.35		(1.32)
12/31/2012	9.46	(0.12)	0.65	0.53	–	–	9.99	5.60	541,596	0		1.35		1.35		(1.31)
12/31/2011*	10.00	(0.04)	(0.50)	(0.54)	–	–	9.46	(5.40)	459,751	0		1.36		1.36		(1.34)
Class B
12/31/2014	10.32	(0.11)	1.05	0.94	(0.28)	(0.66)	10.32	9.40	118	0		1.16		1.16		(1.13)
12/31/2013	10.02	(0.12)	0.82	0.70	(0.39)	(0.01)	10.32	7.19	107	0		1.15		1.15		(1.12)
12/31/2012	9.47	(0.12)	0.67	0.55	–	–	10.02	5.81	100	0		1.15		1.15		(1.26)
12/31/2011*	10.00	(0.04)	(0.49)	(0.53)	–	–	9.47	(5.30)	95	0		1.16		1.16		(1.14)
JNL/BlackRock Commodity Securities Strategy Fund(e)
Class A
12/31/2014	11.16	0.03	(1.62)	(1.59)	–	–	9.57	(14.25)	1,118,643	22		0.97		0.97		0.22
12/31/2013	10.23	0.01	0.96	0.97	(0.04)	–	11.16	9.51	1,454,041	23		0.97		0.97		0.13
12/31/2012	10.15	0.03	0.05	0.08	–	–	10.23	0.79	1,458,953	11		0.98		0.98		0.26
12/31/2011	11.02	(0.02)	(0.79)	(0.81)	(0.06)	–	10.15	(7.37)	1,052,317	14		0.98		0.98		(0.21)
12/31/2010	9.41	0.08	1.56	1.64	(0.03)	–	11.02	17.44	1,000,238	102		1.00		1.00		0.87
Class B
12/31/2014	11.25	0.05	(1.64)	(1.59)	–	–	9.66	(14.13)	757	22		0.77		0.77		0.43
12/31/2013	10.30	0.04	0.97	1.01	(0.06)	–	11.25	9.83	910	23		0.77		0.77		0.34
12/31/2012	10.20	0.04	0.06	0.10	–	–	10.30	0.98	817	11		0.78		0.78		0.43
12/31/2011	11.06	(0.00)	(0.79)	(0.79)	(0.07)	–	10.20	(7.13)	848	14		0.78		0.78		(0.01)
12/31/2010	9.44	0.11	1.55	1.66	(0.04)	–	11.06	17.59	694	102		0.80		0.80		1.13
JNL/BlackRock Global Allocation Fund(f)
Class A
12/31/2014	12.35	0.14	0.10	0.24	(0.09)	(0.27)	12.23	1.85	3,425,119	75		1.07	(g)	1.07	(g)	1.12
12/31/2013	10.86	0.09	1.46	1.55	(0.06)	–	12.35	14.31	2,747,805	54		1.08	(g)	1.08	(g)	0.77
12/31/2012	9.91	0.11	0.84	0.95	–	–	10.86	9.59	1,592,841	49		1.10		1.10		1.03
12/31/2011	10.35	0.01	(0.41)	(0.40)	(0.04)	0.00 (h)	9.91	(3.82)	513,329	33	(i)	0.81		1.19		0.08
12/31/2010*	10.00	0.28	0.07	0.35	–	–	10.35	3.50	179,580	5		0.59		1.26		12.50
Class B
12/31/2014	12.41	0.17	0.10	0.27	(0.10)	(0.27)	12.31	2.13	227	75		0.87	(g)	0.87	(g)	1.33
12/31/2013	10.91	0.12	1.45	1.57	(0.07)	–	12.41	14.43	247	54		0.88	(g)	0.88	(g)	1.01
12/31/2012	9.94	0.13	0.84	0.97	–	–	10.91	9.76	217	49		0.90		0.90		1.24
12/31/2011	10.35	0.02	(0.38)	(0.36)	(0.05)	0.00 (h)	9.94	(3.53)	85	33	(i)	0.61		0.99		0.28
12/31/2010*	10.00	0.33	0.02	0.35	–	–	10.35	3.50	20	5		0.39		1.06		14.63
JNL/BlackRock Large Cap Select Growth Fund
Class A
12/31/2014	27.72	(0.05)	2.51	2.46	–	(2.06)	28.12	8.89	1,242,278	101		0.92		0.92		(0.19)
12/31/2013	21.52	(0.06)	8.34	8.28	(0.01)	(2.07)	27.72	38.99 (j)	1,013,437	125		0.95		0.95		(0.23)
12/31/2012	21.28	0.01	2.22	2.23	(0.04)	(1.95)	21.52	10.61	471,670	143		0.97		0.97		0.04
12/31/2011	21.19	0.03	0.13	0.16	(0.07)	–	21.28	0.75	450,150	40		0.96		0.96		0.13
12/31/2010	18.85	0.04	2.35	2.39	(0.05)	–	21.19	12.67	894,742	34		0.95		0.95		0.21
Class B
12/31/2014	28.37	0.00	2.58	2.58	–	(2.06)	28.89	9.11	421	101		0.72		0.72		0.01
12/31/2013	21.96	(0.01)	8.52	8.51	(0.03)	(2.07)	28.37	39.30 (j)	352	125		0.75		0.75		(0.04)
12/31/2012	21.69	0.06	2.25	2.31	(0.09)	(1.95)	21.96	10.81	269	143		0.77		0.77		0.25
12/31/2011	21.43	0.07	0.33	0.40	(0.14)	–	21.69	1.84	252	40		0.76		0.76		0.32
12/31/2010	19.03	0.08	2.39	2.47	(0.07)	–	21.43	12.96	227	34		0.75		0.75		0.40

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Boston Partners Global Long Short Equity Fund
Class A
12/31/2014*	$10.00	$(0.02)	$(0.12)	$(0.14)	$–		$–	$9.86	(1.40)%	$383,174	80%		2.26%	2.26%	(0.65)%
JNL/Brookfield Global Infrastructure and MLP Fund
Class A
12/31/2014	14.79	0.21	0.89	1.10	(0.09)		(0.45)	15.35	7.35	1,309,204	64		1.15	1.15	1.33
12/31/2013	12.29	0.24	2.62	2.86	(0.08)		(0.28)	14.79	23.43	674,917	68		1.15	1.15	1.72
12/31/2012	10.36	0.33	1.60	1.93	(0.00	)(h)	–	12.29	18.67	298,842	79		1.15	1.15	2.90
12/31/2011*	10.00	0.01	0.35	0.36	–		–	10.36	3.60	127,282	0		1.18	1.18	1.96
Class B
12/31/2014	14.84	0.24	0.89	1.13	(0.10)		(0.45)	15.42	7.53	243	64		0.95	0.95	1.52
12/31/2013	12.32	0.25	2.64	2.89	(0.09)		(0.28)	14.84	23.62	151	68		0.95	0.95	1.85
12/31/2012	10.36	0.35	1.61	1.96	(0.00	)(h)	–	12.32	18.96	171	79		0.95	0.95	3.05
12/31/2011*	10.00	0.01	0.35	0.36	–		–	10.36	3.60	104	0		0.98	0.98	2.16
JNL/Capital Guardian Global Balanced Fund
Class A
12/31/2014	11.30	0.15	(0.09)	0.06	(0.10)		–	11.26	0.54	472,427	62	(k)	1.01	1.01	1.30
12/31/2013	9.94	0.13	1.41	1.54	(0.18)		–	11.30	15.55 (j)	484,776	56	(k)	1.01	1.01	1.20
12/31/2012	8.97	0.17	1.00	1.17	(0.20)		–	9.94	13.04	415,794	37	(k)	1.01	1.01	1.75
12/31/2011	9.52	0.15	(0.60)	(0.45)	(0.10)		–	8.97	(4.76)	371,075	46	(k)	1.01	1.01	1.58
12/31/2010	8.82	0.14	0.65	0.79	(0.09)		–	9.52	9.01	358,593	47	(k)	1.01	1.01	1.62
Class B
12/31/2014	11.59	0.18	(0.10)	0.08	(0.12)		–	11.55	0.71	559	62	(k)	0.81	0.81	1.50
12/31/2013	10.19	0.15	1.45	1.60	(0.20)		–	11.59	15.75 (j)	553	56	(k)	0.81	0.81	1.40
12/31/2012	9.18	0.19	1.04	1.23	(0.22)		–	10.19	13.38	481	37	(k)	0.81	0.81	1.95
12/31/2011	9.75	0.17	(0.63)	(0.46)	(0.11)		–	9.18	(4.70)	443	46	(k)	0.81	0.81	1.77
12/31/2010	9.01	0.16	0.68	0.84	(0.10)		–	9.75	9.40	421	47	(k)	0.81	0.81	1.82
JNL/Capital Guardian Global Diversified Research Fund
Class A
12/31/2014	30.95	0.29	0.44	0.73	(0.24)		–	31.44	2.35	425,397	34		1.07	1.07	0.92
12/31/2013	25.41	0.25	5.64	5.89	(0.35)		–	30.95	23.23 (j)	419,923	28		1.07	1.07	0.88
12/31/2012	21.97	0.35	3.38	3.73	(0.29)		–	25.41	17.02	343,838	32		1.08	1.08	1.47
12/31/2011	23.23	0.27	(1.31)	(1.04)	(0.22)		–	21.97	(4.51)	299,322	39		1.08	1.08	1.17
12/31/2010	20.92	0.21	2.25	2.46	(0.15)		–	23.23	11.77	436,897	30		1.08	1.08	1.00
Class B
12/31/2014	31.26	0.35	0.45	0.80	(0.30)		–	31.76	2.53	404	34		0.87	0.87	1.12
12/31/2013	25.65	0.31	5.70	6.01	(0.40)		–	31.26	23.48 (j)	416	28		0.87	0.87	1.08
12/31/2012	22.17	0.40	3.42	3.82	(0.34)		–	25.65	17.28	366	32		0.88	0.88	1.68
12/31/2011	23.40	0.33	(1.29)	(0.96)	(0.27)		–	22.17	(4.12)	308	39		0.88	0.88	1.41
12/31/2010	21.05	0.25	2.27	2.52	(0.17)		–	23.40	12.01	311	30		0.88	0.88	1.21
JNL/DFA U.S. Core Equity Fund
Class A
12/31/2014	10.54	0.11	0.93	1.04	(0.06)		(0.13)	11.39	9.82	693,371	15		0.80	0.89	1.03
12/31/2013	8.15	0.10	2.75	2.85	(0.08)		(0.38)	10.54	35.17	500,412	9		0.80	0.91	1.03
12/31/2012	7.23	0.11	0.88	0.99	(0.07)		–	8.15	13.70	230,034	113		0.84	0.92	1.34
12/31/2011	7.33	0.06	(0.12)	(0.06)	(0.04)		–	7.23	(0.84)	242,320	44		0.93	0.93	0.85
12/31/2010	6.57	0.05	0.73	0.78	(0.02)		–	7.33	11.86	203,409	52		0.93	0.93	0.79
Class B
12/31/2014	11.05	0.14	0.97	1.11	(0.07)		(0.13)	11.96	10.02	350	15		0.60	0.69	1.22
12/31/2013	8.52	0.12	2.88	3.00	(0.09)		(0.38)	11.05	35.43	342	9		0.60	0.71	1.24
12/31/2012	7.56	0.13	0.92	1.05	(0.09)		–	8.52	13.85	233	113		0.64	0.72	1.61
12/31/2011	7.65	0.08	(0.12)	(0.04)	(0.05)		–	7.56	(0.55)	177	44		0.73	0.73	1.10
12/31/2010	6.85	0.06	0.76	0.82	(0.02)		–	7.65	12.02	119	52		0.73	0.73	0.95

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Eagle SmallCap Equity Fund
Class A
12/31/2014	$29.09	$(0.08)	$0.85	$0.77	$–	$(2.59)	$27.27	2.80%	$1,361,883	46%	0.97%	0.97%	(0.27)%
12/31/2013	22.77	(0.07)	6.99	6.92	(0.02)	(0.58)	29.09	30.47 (j)	1,637,979	71	0.97	0.97	(0.28)
12/31/2012	20.16	0.02	2.76	2.78	–	(0.17)	22.77	13.83	1,272,126	51	0.98	0.98	0.07
12/31/2011	21.88	(0.11)	(0.41)	(0.52)	–	(1.20)	20.16	(2.31)	820,374	39	0.99	0.99	(0.51)
12/31/2010	16.14	(0.03)	5.80	5.77	(0.03)	–	21.88	35.73	589,399	50	1.02	1.02	(0.18)
Class B
12/31/2014	29.78	(0.02)	0.88	0.86	–	(2.59)	28.05	3.04	1,188	46	0.77	0.77	(0.07)
12/31/2013	23.29	(0.02)	7.15	7.13	(0.06)	(0.58)	29.78	30.69 (j)	1,159	71	0.77	0.77	(0.08)
12/31/2012	20.57	0.05	2.84	2.89	–	(0.17)	23.29	14.09	912	51	0.78	0.78	0.23
12/31/2011	22.25	(0.07)	(0.41)	(0.48)	–	(1.20)	20.57	(2.09)	638	39	0.79	0.79	(0.31)
12/31/2010	16.40	0.00	5.89	5.89	(0.04)	–	22.25	35.94	531	50	0.82	0.82	0.02
JNL/Eastspring Investments Asia ex-Japan Fund
Class A
12/31/2014	7.56	0.15	0.28	0.43	(0.08)	–	7.91	5.66	141,808	54	1.27	1.27	1.95
12/31/2013	8.22	0.09	(0.59)	(0.50)	(0.10)	(0.06)	7.56	(6.04)	135,262	68	1.27	1.27	1.12
12/31/2012	7.05	0.10	1.47	1.57	(0.05)	(0.35)	8.22	22.55	152,083	76	1.27	1.27	1.25
12/31/2011	9.71	0.08	(2.10)	(2.02)	(0.04)	(0.60)	7.05	(21.20)	108,550	72	1.28	1.28	0.88
12/31/2010	8.14	0.03	1.55	1.58	(0.01)	–	9.71	19.40	150,646	75	1.31	1.31	0.40
Class B
12/31/2014	7.58	0.17	0.28	0.45	(0.09)	–	7.94	5.98	176	54	1.07	1.07	2.13
12/31/2013	8.24	0.11	(0.59)	(0.48)	(0.12)	(0.06)	7.58	(5.84)	165	68	1.07	1.07	1.35
12/31/2012	7.07	0.11	1.48	1.59	(0.07)	(0.35)	8.24	22.72	256	76	1.07	1.07	1.43
12/31/2011	9.73	0.10	(2.11)	(2.01)	(0.05)	(0.60)	7.07	(21.00)	150	72	1.08	1.08	1.13
12/31/2010	8.15	0.06	1.54	1.60	(0.02)	–	9.73	19.59	187	75	1.11	1.11	0.65
JNL/Eastspring Investments China-India Fund
Class A
12/31/2014	7.14	0.10	0.72	0.82	(0.07)	–	7.89	11.40	381,803	34	1.31	1.31	1.37
12/31/2013	7.38	0.07	(0.24)	(0.17)	(0.07)	–	7.14	(2.35)	354,740	29	1.31	1.31	1.07
12/31/2012	6.02	0.07	1.34	1.41	(0.05)	–	7.38	23.48	373,612	24	1.31	1.31	0.99
12/31/2011	8.93	0.06	(2.52)	(2.46)	(0.03)	(0.42)	6.02	(27.89)	292,573	20	1.31	1.31	0.76
12/31/2010	7.71	0.04	1.26	1.30	–	(0.08)	8.93	16.93	385,002	40	1.33	1.33	0.46
Class B
12/31/2014	7.19	0.12	0.72	0.84	(0.08)	–	7.95	11.67	312	34	1.11	1.11	1.55
12/31/2013	7.43	0.10	(0.26)	(0.16)	(0.08)	–	7.19	(2.14)	271	29	1.11	1.11	1.40
12/31/2012	6.07	0.08	1.34	1.42	(0.06)	–	7.43	23.52	387	24	1.11	1.11	1.23
12/31/2011	8.98	0.08	(2.53)	(2.45)	(0.04)	(0.42)	6.07	(27.61)	244	20	1.11	1.11	1.01
12/31/2010	7.74	0.04	1.28	1.32	–	(0.08)	8.98	17.12	332	40	1.13	1.13	0.55
JNL/Franklin Templeton Global Growth Fund
Class A
12/31/2014	11.67	0.26	(0.53)	(0.27)	(0.09)	(0.08)	11.23	(2.36)	1,225,062	18	1.00	1.00	2.21
12/31/2013	9.05	0.13	2.61	2.74	(0.12)	–	11.67	30.35	988,313	17	1.02	1.02	1.26
12/31/2012	7.52	0.15	1.51	1.66	(0.13)	–	9.05	22.06	657,764	15	1.05	1.05	1.77
12/31/2011	8.08	0.14	(0.63)	(0.49)	(0.07)	–	7.52	(6.08)	514,730	18	1.06	1.06	1.78
12/31/2010	7.64	0.10	0.44	0.54	(0.10)	–	8.08	7.07	475,458	5	1.08	1.08	1.38
Class B
12/31/2014	11.71	0.30	(0.55)	(0.25)	(0.11)	(0.08)	11.27	(2.23)	550	18	0.80	0.80	2.50
12/31/2013	9.07	0.15	2.63	2.78	(0.14)	–	11.71	30.66	478	17	0.82	0.82	1.49
12/31/2012	7.53	0.16	1.52	1.68	(0.14)	–	9.07	22.35	374	15	0.85	0.85	1.99
12/31/2011	8.10	0.16	(0.65)	(0.49)	(0.08)	–	7.53	(6.04)	293	18	0.86	0.86	2.00
12/31/2010	7.65	0.12	0.44	0.56	(0.11)	–	8.10	7.32	283	5	0.88	0.88	1.58

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Franklin Templeton Global Multisector Bond Fund
Class A
12/31/2014	$11.99	$0.45	$(0.49)	$(0.04)	$(0.43)		$(0.01)		$11.51	(0.45)%	$2,064,144	28%	1.07%	1.08%	3.73%
12/31/2013	11.84	0.40	0.01	0.41	(0.26)		(0.00	)(h)	11.99	3.53	1,752,613	26	1.08	1.09	3.34
12/31/2012	10.07	0.39	1.40	1.79	(0.02)		(0.00	)(h)	11.84	17.78	977,534	11	1.10	1.10	3.48
12/31/2011*	10.00	0.01	0.06	0.07	–		–		10.07	0.70	239,591	3	1.12	1.12	2.34
Class B
12/31/2014	12.03	0.47	(0.49)	(0.02)	(0.44)		(0.01)		11.56	(0.24)	312	28	0.87	0.88	3.93
12/31/2013	11.86	0.42	0.02	0.44	(0.27)		(0.00	)(h)	12.03	3.75	295	26	0.88	0.89	3.51
12/31/2012	10.07	0.31	1.50	1.81	(0.02)		(0.00	)(h)	11.86	17.98	204	11	0.90	0.90	2.82
12/31/2011*	10.00	0.01	0.06	0.07	–		–		10.07	0.70	101	3	0.92	0.92	2.52
JNL/Franklin Templeton Income Fund
Class A
12/31/2014	11.73	0.50	(0.12)	0.38	(0.38)		–		11.73	3.19	2,704,647	24	0.92	0.92	4.07
12/31/2013	10.67	0.51	0.98	1.49	(0.43)		–		11.73	14.08	2,192,366	20	0.93	0.93	4.49
12/31/2012	9.94	0.58	0.63	1.21	(0.48)		–		10.67	12.20	1,622,308	24	0.94	0.94	5.47
12/31/2011	10.10	0.60	(0.35)	0.25	(0.41)		–		9.94	2.53	1,254,686	21	0.95	0.95	5.84
12/31/2010	9.29	0.50	0.66	1.16	(0.35)		–		10.10	12.57	1,061,794	33	0.96	0.96	5.17
Class B
12/31/2014	11.30	0.51	(0.12)	0.39	(0.40)		–		11.29	3.37	746	24	0.72	0.72	4.28
12/31/2013	10.29	0.52	0.94	1.46	(0.45)		–		11.30	14.27	661	20	0.73	0.73	4.69
12/31/2012	9.59	0.58	0.61	1.19	(0.49)		–		10.29	12.51	548	24	0.74	0.74	5.66
12/31/2011	9.76	0.60	(0.34)	0.26	(0.43)		–		9.59	2.66	514	21	0.75	0.75	6.07
12/31/2010	8.98	0.50	0.64	1.14	(0.36)		–		9.76	12.79	346	33	0.76	0.76	5.37
JNL/Franklin Templeton International Small Cap Growth Fund
Class A
12/31/2014	11.18	0.12	(1.17)	(1.05)	(0.09)		(0.49)		9.55	(9.42)	449,495	29	1.31	1.31	1.07
12/31/2013	8.65	0.11	2.68	2.79	(0.10)		(0.16)		11.18	32.41	440,868	26	1.30	1.30	1.12
12/31/2012	6.89	0.11	1.76	1.87	(0.11)		–		8.65	27.26	258,118	32	1.30	1.30	1.46
12/31/2011	8.17	0.11	(1.28)	(1.17)	(0.11)		–		6.89	(14.38)	219,846	21	1.31	1.31	1.39
12/31/2010	6.85	0.14	1.27	1.41	(0.09)		–		8.17	20.55	213,824	162	1.30	1.30	1.96
Class B
12/31/2014	11.26	0.14	(1.18)	(1.04)	(0.10)		(0.49)		9.63	(9.22)	273	29	1.11	1.11	1.26
12/31/2013	8.70	0.14	2.69	2.83	(0.11)		(0.16)		11.26	32.73	287	26	1.10	1.10	1.36
12/31/2012	6.94	0.12	1.77	1.89	(0.13)		–		8.70	27.30	251	32	1.10	1.10	1.59
12/31/2011	8.21	0.12	(1.27)	(1.15)	(0.12)		–		6.94	(14.05)	163	21	1.11	1.11	1.54
12/31/2010	6.88	0.14	1.28	1.42	(0.09)		–		8.21	20.70	181	162	1.10	1.10	2.01
JNL/Franklin Templeton Mutual Shares Fund
Class A
12/31/2014	11.72	0.30	0.55	0.85	(0.09)		(0.24)		12.24	7.30	1,228,576	26	1.03	1.03	2.47
12/31/2013	9.21	0.17	2.43	2.60	(0.09)		–		11.72	28.29	1,119,740	28	1.03	1.03	1.55
12/31/2012	8.22	0.16	0.96	1.12	(0.13)		–		9.21	13.66	829,053	34	1.04	1.04	1.77
12/31/2011	8.48	0.16	(0.22)	(0.06)	(0.20)		–		8.22	(0.66)	690,280	37	1.06	1.06	1.85
12/31/2010	7.61	0.24	0.63	0.87	(0.00	)(h)	–		8.48	11.45	594,707	33	1.06	1.06	3.02
Class B
12/31/2014	11.81	0.33	0.55	0.88	(0.11)		(0.24)		12.34	7.49	529	26	0.83	0.83	2.70
12/31/2013	9.28	0.19	2.45	2.64	(0.11)		–		11.81	28.47	536	28	0.83	0.83	1.75
12/31/2012	8.27	0.18	0.98	1.16	(0.15)		–		9.28	14.01	445	34	0.84	0.84	1.98
12/31/2011	8.52	0.18	(0.22)	(0.04)	(0.21)		–		8.27	(0.40)	377	37	0.86	0.86	2.05
12/31/2010	7.64	0.26	0.63	0.89	(0.01)		–		8.52	11.66	358	33	0.86	0.86	3.26

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Franklin Templeton Small Cap Value Fund
Class A
12/31/2014	$16.61	$0.06	$(0.04)	$0.02	$(0.06)	$(1.38)		$15.19	0.15%	$1,147,989	20%		1.08%	1.08%	0.34%
12/31/2013	12.53	0.06	4.24	4.30	(0.12)	(0.10)		16.61	34.38	1,031,865	25		1.08	1.08	0.39
12/31/2012	10.69	0.15	1.73	1.88	(0.03)	(0.01)		12.53	17.62	919,607	8		1.10	1.10	1.28
12/31/2011	11.02	0.06	(0.36)	(0.30)	(0.03)	–		10.69	(2.73)	413,671	17		1.12	1.12	0.54
12/31/2010	8.72	0.05	2.29	2.34	(0.04)	–		11.02	26.84	294,200	9		1.14	1.14	0.50
Class B
12/31/2014	16.60	0.09	(0.03)	0.06	(0.09)	(1.38)		15.19	0.36	511	20		0.88	0.88	0.52
12/31/2013	12.51	0.09	4.24	4.33	(0.14)	(0.10)		16.60	34.67	556	25		0.88	0.88	0.60
12/31/2012	10.66	0.16	1.74	1.90	(0.04)	(0.01)		12.51	17.87	459	8		0.90	0.90	1.40
12/31/2011	10.98	0.08	(0.36)	(0.28)	(0.04)	–		10.66	(2.54)	394	17		0.92	0.92	0.72
12/31/2010	8.68	0.07	2.28	2.35	(0.05)	–		10.98	27.07	400	9		0.94	0.94	0.70
JNL/Goldman Sachs Core Plus Bond Fund
Class A
12/31/2014	11.44	0.21	0.41	0.62	(0.25)	–		11.81	5.40	973,327	283	(m)	0.88	0.88	1.74
12/31/2013	12.44	0.19	(0.32)	(0.13)	(0.37)	(0.50)		11.44	(1.05)	778,592	571	(m)	0.88	0.88	1.58
12/31/2012	12.22	0.20	0.74	0.94	(0.28)	(0.44)		12.44	7.76	908,757	843	(m)	0.88	0.88	1.58
12/31/2011	12.14	0.26	0.49	0.75	(0.24)	(0.43)		12.22	6.26	995,144	1,078	(m)	0.88	0.88	2.07
12/31/2010	11.68	0.28	0.60	0.88	(0.29)	(0.13)		12.14	7.63	1,056,413	977	(m)	0.88	0.88	2.33
Class B
12/31/2014	11.61	0.23	0.42	0.65	(0.27)	–		11.99	5.59	426	283	(m)	0.68	0.68	1.93
12/31/2013	12.63	0.22	(0.34)	(0.12)	(0.40)	(0.50)		11.61	(0.93)	378	571	(m)	0.68	0.68	1.77
12/31/2012	12.40	0.23	0.75	0.98	(0.31)	(0.44)		12.63	7.97	344	843	(m)	0.68	0.68	1.82
12/31/2011	12.30	0.29	0.50	0.79	(0.26)	(0.43)		12.40	6.52	257	1,078	(m)	0.68	0.68	2.28
12/31/2010	11.83	0.32	0.59	0.91	(0.31)	(0.13)		12.30	7.75	246	977	(m)	0.68	0.68	2.54
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A
12/31/2014	11.46	0.55	(1.11)	(0.56)	(0.20)	(0.24)		10.46	(4.94)	639,536	130		1.06	1.07	4.76
12/31/2013	14.11	0.57	(1.67)	(1.10)	(1.09)	(0.46)		11.46	(7.77)	795,092	160		1.06	1.07	4.19
12/31/2012	12.03	0.67	1.73	2.40	–	(0.32)		14.11	19.96	952,660	138		1.07	1.07	5.05
12/31/2011	13.65	0.42	(1.03)	(0.61)	(0.68)	(0.33)		12.03	(4.67)	782,878	186		1.07	1.07	3.02
12/31/2010	11.89	0.61	1.30	1.91	(0.12)	(0.03)		13.65	16.07	762,892	160		1.08	1.08	4.65
Class B
12/31/2014	11.55	0.58	(1.11)	(0.53)	(0.24)	(0.24)		10.54	(4.73)	170	130		0.86	0.87	5.00
12/31/2013	14.22	0.60	(1.69)	(1.09)	(1.12)	(0.46)		11.55	(7.66)	169	160		0.86	0.87	4.38
12/31/2012	12.09	0.71	1.74	2.45	–	(0.32)		14.22	20.28	261	138		0.87	0.87	5.34
12/31/2011	13.70	0.45	(1.03)	(0.58)	(0.70)	(0.33)		12.09	(4.46)	284	186		0.87	0.87	3.23
12/31/2010	11.92	0.65	1.28	1.93	(0.12)	(0.03)		13.70	16.22	442	160		0.88	0.88	4.95
JNL/Goldman Sachs Mid Cap Value Fund
Class A
12/31/2014	12.05	0.08	1.52	1.60	(0.10)	(1.90)		11.65	13.13	1,259,794	102		0.99	1.01	0.65
12/31/2013	11.06	0.07	3.52	3.59	(0.05)	(2.55)		12.05	32.73	1,141,673	121		1.00	1.01	0.57
12/31/2012	9.56	0.11	1.61	1.72	(0.11)	(0.11)		11.06	18.01	967,000	80		1.01	1.01	1.08
12/31/2011	10.60	0.07	(0.77)	(0.70)	(0.06)	(0.28	)(n)	9.56	(6.54)	725,310	74		1.01	1.01	0.69
12/31/2010	8.56	0.05	2.04	2.09	(0.05)	–		10.60	24.40	496,550	85		1.02	1.02	0.58
Class B
12/31/2014	12.09	0.11	1.52	1.63	(0.13)	(1.90)		11.69	13.33	24,471	102		0.79	0.81	0.86
12/31/2013	11.09	0.10	3.52	3.62	(0.07)	(2.55)		12.09	32.90	19,136	121		0.80	0.81	0.80
12/31/2012	9.57	0.14	1.62	1.76	(0.13)	(0.11)		11.09	18.43	10,577	80		0.81	0.81	1.35
12/31/2011	10.61	0.09	(0.77)	(0.68)	(0.08)	(0.28	)(n)	9.57	(6.35)	8,832	74		0.81	0.81	0.83
12/31/2010	8.56	0.07	2.04	2.11	(0.06)	–		10.61	24.62	9,541	85		0.82	0.82	0.76

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/Goldman Sachs U.S. Equity Flex Fund
Class A
12/31/2014	$11.48	$(0.01)	$1.62	$1.61	$(0.01)	$(1.03)	$12.05	13.93%	$347,215	108%	2.20	%(g)	2.20	%(g)	(0.05)%
12/31/2013	8.71	0.01	2.96	2.97	(0.02)	(0.18)	11.48	34.20	197,907	113	1.96	(g)	1.96	(g)	0.08
12/31/2012	7.31	0.02	1.41	1.43	(0.03)	–	8.71	19.59	129,675	106	2.13	(g)	2.13	(g)	0.24
12/31/2011	8.19	0.03	(0.90)	(0.87)	(0.01)	–	7.31	(10.63)	98,233	204	2.03	(g)	2.03	(g)	0.45
12/31/2010	7.58	0.01	0.65	0.66	(0.05)	–	8.19	8.70	115,234	639	1.88	(g)	1.88	(g)	0.17
Class B
12/31/2014	11.56	0.02	1.63	1.65	(0.02)	(1.03)	12.16	14.20	244	108	2.00	(g)	2.00	(g)	0.13
12/31/2013	8.77	0.03	2.97	3.00	(0.03)	(0.18)	11.56	34.36	203	113	1.76	(g)	1.76	(g)	0.26
12/31/2012	7.36	0.04	1.42	1.46	(0.05)	–	8.77	19.80	249	106	1.93	(g)	1.93	(g)	0.44
12/31/2011	8.24	0.05	(0.91)	(0.86)	(0.02)	–	7.36	(10.38)	171	204	1.83	(g)	1.83	(g)	0.68
12/31/2010	7.62	0.03	0.65	0.68	(0.06)	–	8.24	8.92	170	639	1.68	(g)	1.68	(g)	0.38
JNL/Invesco Global Real Estate Fund
Class A
12/31/2014	9.83	0.17	1.31	1.48	(0.13)	(0.33)	10.85	15.03	2,036,180	26	1.05		1.05		1.63
12/31/2013	9.88	0.16	0.11	0.27	(0.32)	–	9.83	2.76	1,544,958	54	1.05		1.05		1.52
12/31/2012	7.75	0.18	2.01	2.19	(0.06)	–	9.88	28.31	1,362,397	57	1.05		1.05		2.03
12/31/2011	8.50	0.16	(0.69)	(0.53)	(0.22)	–	7.75	(6.26)	722,875	59	1.06		1.06		1.87
12/31/2010	7.53	0.19	1.09	1.28	(0.31)	–	8.50	17.15	661,172	70	1.06		1.06		2.33
Class B
12/31/2014	9.94	0.19	1.33	1.52	(0.14)	(0.33)	10.99	15.34	997	26	0.85		0.85		1.80
12/31/2013	9.98	0.18	0.11	0.29	(0.33)	–	9.94	2.97	876	54	0.85		0.85		1.69
12/31/2012	7.82	0.20	2.03	2.23	(0.07)	–	9.98	28.58	911	57	0.85		0.85		2.23
12/31/2011	8.57	0.18	(0.70)	(0.52)	(0.23)	–	7.82	(6.10)	688	59	0.86		0.86		2.08
12/31/2010	7.58	0.20	1.10	1.30	(0.31)	–	8.57	17.37	616	70	0.86		0.86		2.51
JNL/Invesco International Growth Fund
Class A
12/31/2014	12.83	0.20	(0.17)	0.03	(0.13)	–	12.73	0.24	1,543,925	18	0.98		0.98		1.57
12/31/2013	10.89	0.16	1.90	2.06	(0.12)	–	12.83	18.98	1,229,170	21	0.99		0.99		1.36
12/31/2012	9.56	0.14	1.36	1.50	(0.17)	–	10.89	15.76	729,434	35	1.00		1.00		1.33
12/31/2011	10.34	0.18	(0.89)	(0.71)	(0.07)	–	9.56	(6.89)	636,015	24	1.01		1.01		1.80
12/31/2010	9.27	0.11	1.03	1.14	(0.07)	–	10.34	12.31	588,008	32	1.02		1.02		1.19
Class B
12/31/2014	13.45	0.25	(0.18)	0.07	(0.15)	–	13.37	0.49	727	18	0.78		0.78		1.82
12/31/2013	11.41	0.20	1.98	2.18	(0.14)	–	13.45	19.13	746	21	0.79		0.79		1.60
12/31/2012	10.01	0.16	1.43	1.59	(0.19)	–	11.41	15.95	566	35	0.80		0.80		1.52
12/31/2011	10.81	0.22	(0.94)	(0.72)	(0.08)	–	10.01	(6.64)	446	24	0.81		0.81		2.02
12/31/2010	9.68	0.14	1.07	1.21	(0.08)	–	10.81	12.52	485	32	0.82		0.82		1.43
JNL/Invesco Large Cap Growth Fund
Class A
12/31/2014	16.69	(0.04)	1.45	1.41	(0.01)	(3.21)	14.88	8.33	1,104,740	73	0.96		0.96		(0.23)
12/31/2013	12.81	0.01	5.00	5.01	(0.06)	(1.07)	16.69	39.58	1,016,287	88	0.96		0.96		0.06
12/31/2012	11.73	0.04	1.42	1.46	–	(0.38)	12.81	12.49	995,127	104	0.96		0.96		0.30
12/31/2011	12.59	(0.04)	(0.80)	(0.84)	(0.02)	–	11.73	(6.68)	954,232	112	0.96		0.96		(0.30)
12/31/2010	10.75	0.03	1.84	1.87	(0.03)	–	12.59	17.41	910,935	169	0.96		0.96		0.23
Class B
12/31/2014	16.88	(0.00)	1.45	1.45	(0.04)	(3.21)	15.08	8.50	1,244	73	0.76		0.76		(0.03)
12/31/2013	12.95	0.04	5.06	5.10	(0.10)	(1.07)	16.88	39.86	1,240	88	0.76		0.76		0.25
12/31/2012	11.83	0.07	1.43	1.50	–	(0.38)	12.95	12.73	917	104	0.76		0.76		0.53
12/31/2011	12.69	(0.01)	(0.81)	(0.82)	(0.04)	–	11.83	(6.49)	749	112	0.76		0.76		(0.10)
12/31/2010	10.82	0.05	1.86	1.91	(0.04)	–	12.69	17.69	778	169	0.76		0.76		0.43

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Invesco Mid Cap Value Fund
Class A
12/31/2014	$15.25	$0.05	$1.36	$1.41	$(0.03)		$(0.34)	$16.29	9.25%	$588,730	36%	0.99%	0.99%	0.32%
12/31/2013	11.67	0.06	3.55	3.61	(0.03)		–	15.25	30.90 (j)	380,623	159	1.01	1.01	0.43
12/31/2012	10.86	0.03	0.81	0.84	(0.03)		–	11.67	7.74	220,777	113	1.01	1.01	0.26
12/31/2011	11.59	0.03	(0.69)	(0.66)	(0.07)		–	10.86	(5.67)	223,465	86	1.02	1.02	0.30
12/31/2010	9.46	0.08	2.10	2.18	(0.05)		–	11.59	23.07	214,053	82	1.02	1.02	0.83
Class B
12/31/2014	15.39	0.08	1.38	1.46	(0.05)		(0.34)	16.46	9.47	279	36	0.79	0.79	0.51
12/31/2013	11.77	0.09	3.57	3.66	(0.04)		–	15.39	31.14 (j)	250	159	0.81	0.81	0.66
12/31/2012	10.96	0.05	0.81	0.86	(0.05)		–	11.77	7.89	184	113	0.81	0.81	0.46
12/31/2011	11.68	0.06	(0.69)	(0.63)	(0.09)		–	10.96	(5.38)	192	86	0.82	0.82	0.49
12/31/2010	9.53	0.10	2.11	2.21	(0.06)		–	11.68	23.24	176	82	0.82	0.82	1.00
JNL/Invesco Small Cap Growth Fund
Class A
12/31/2014	19.59	(0.03)	1.59	1.56	–		(0.75)	20.40	7.99	917,464	37	1.11	1.12	(0.13)
12/31/2013	14.30	(0.05)	5.71	5.66	(0.02)		(0.35)	19.59	39.69	731,601	30	1.12	1.13	(0.30)
12/31/2012	12.55	0.04	2.17	2.21	–		(0.46)	14.30	17.68	394,626	39	1.15	1.15	0.26
12/31/2011	12.76	(0.07)	(0.10)	(0.17)	–		(0.04)	12.55	(1.36)	178,378	56	1.15	1.15	(0.52)
12/31/2010	10.11	(0.05)	2.70	2.65	–		–	12.76	26.21	149,999	35	1.15	1.15	(0.50)
Class B
12/31/2014	20.05	0.02	1.62	1.64	–		(0.75)	20.94	8.21	713	37	0.91	0.92	0.08
12/31/2013	14.62	(0.02)	5.83	5.81	(0.03)		(0.35)	20.05	39.88	634	30	0.92	0.93	(0.10)
12/31/2012	12.79	0.05	2.24	2.29	–		(0.46)	14.62	17.97	463	39	0.95	0.95	0.35
12/31/2011	12.98	(0.04)	(0.11)	(0.15)	–		(0.04)	12.79	(1.18)	408	56	0.95	0.95	(0.33)
12/31/2010	10.26	(0.03)	2.75	2.72	–		–	12.98	26.51	414	35	0.95	0.95	(0.29)
JNL/Ivy Asset Strategy Fund(e)
Class A
12/31/2014	15.11	0.11	(0.70)	(0.59)	(0.16)		(0.72)	13.64	(4.04)	3,054,663	79	1.20	1.20	0.77
12/31/2013	12.37	0.08	2.84	2.92	(0.18)		–	15.11	23.65	3,049,751	82	1.20	1.20	0.60
12/31/2012	10.56	0.23	1.59	1.82	(0.01)		–	12.37	17.26	2,044,238	57	1.21	1.21	1.98
12/31/2011	11.43	0.04	(0.90)	(0.86)	(0.01)		–	10.56	(7.49)	1,603,982	60	1.22	1.22	0.34
12/31/2010	10.41	0.09	0.93	1.02	(0.00	)(h)	–	11.43	9.81	975,565	96	1.25	1.25	0.90
Class B
12/31/2014	15.16	0.15	(0.71)	(0.56)	(0.18)		(0.72)	13.70	(3.80)	717	79	1.00	1.00	1.01
12/31/2013	12.41	0.10	2.85	2.95	(0.20)		–	15.16	23.82	915	82	1.00	1.00	0.77
12/31/2012	10.60	0.25	1.59	1.84	(0.03)		–	12.41	17.36	501	57	1.01	1.01	2.16
12/31/2011	11.45	0.06	(0.89)	(0.83)	(0.02)		–	10.60	(7.24)	401	60	1.02	1.02	0.53
12/31/2010	10.41	0.10	0.94	1.04	(0.00	)(h)	–	11.45	10.01	280	96	1.05	1.05	0.95
JNL/JPMorgan International Value Fund
Class A
12/31/2014	8.36	0.30	(1.17)	(0.87)	(0.16)		–	7.33	(10.54)	646,006	69	1.00	1.00	3.73
12/31/2013	7.11	0.16	1.35	1.51	(0.26)		–	8.36	21.47 (j)	673,512	53	1.01	1.01	2.01
12/31/2012	6.35	0.20	0.88	1.08	(0.32)		–	7.11	17.16	506,613	63	1.01	1.01	2.95
12/31/2011	7.52	0.21	(1.17)	(0.96)	(0.21)		–	6.35	(12.87)	586,075	68	1.01	1.01	2.83
12/31/2010	7.17	0.12	0.42	0.54	(0.19)		–	7.52	7.58	607,358	71	1.02	1.02	1.73
Class B
12/31/2014	8.54	0.33	(1.20)	(0.87)	(0.17)		–	7.50	(10.28)	781	69	0.80	0.80	3.95
12/31/2013	7.26	0.17	1.39	1.56	(0.28)		–	8.54	21.66 (j)	808	53	0.81	0.81	2.20
12/31/2012	6.48	0.21	0.91	1.12	(0.34)		–	7.26	17.42	607	63	0.81	0.81	3.11
12/31/2011	7.68	0.22	(1.20)	(0.98)	(0.22)		–	6.48	(12.84)	498	68	0.81	0.81	2.96
12/31/2010	7.31	0.13	0.44	0.57	(0.20)		–	7.68	7.86	587	71	0.82	0.82	1.91

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/JPMorgan MidCap Growth Fund
Class A
12/31/2014	$31.06	$(0.12)	$3.60	$3.48	$–		$(2.59)	$31.95	11.19%		$1,357,985	67%	0.94%	0.94%	(0.36)%
12/31/2013	21.90	0.01	9.19	9.20	(0.04)		–	31.06	42.03		1,288,083	71	0.96	0.96	0.03
12/31/2012	18.84	0.07	2.99	3.06	–		–	21.90	16.24		555,997	89	0.97	0.97	0.31
12/31/2011	20.02	(0.03)	(1.15)	(1.18)	–		–	18.84	(5.89)		439,008	77	0.99	0.99	(0.17)
12/31/2010	15.94	(0.03)	4.11	4.08	–		–	20.02	25.60		232,386	84	1.01	1.01	(0.19)
Class B
12/31/2014	31.39	(0.05)	3.63	3.58	–		(2.59)	32.38	11.40		248	67	0.74	0.74	(0.16)
12/31/2013	22.11	0.06	9.29	9.35	(0.07)		–	31.39	42.31		305	71	0.76	0.76	0.22
12/31/2012	18.98	0.11	3.02	3.13	–		–	22.11	16.49		227	89	0.77	0.77	0.53
12/31/2011	20.30	(0.00)	(1.32)	(1.32)	–		–	18.98	(6.50)		187	77	0.79	0.79	(0.00)
12/31/2010	16.13	0.00	4.17	4.17	–		–	20.30	25.85		185	84	0.81	0.81	0.02
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A
12/31/2014	13.11	0.31	0.40	0.71	(0.43)		–	13.39	5.40		1,252,524	15	0.69	0.69	2.32
12/31/2013	14.09	0.34	(0.83)	(0.49)	(0.49)		–	13.11	(3.51	)(j)	1,168,654	1	0.69	0.69	2.44
12/31/2012	13.90	0.37	0.14	0.51	(0.32)		–	14.09	3.64		1,661,614	9	0.68	0.68	2.63
12/31/2011	12.94	0.43	0.84	1.27	(0.31)		–	13.90	9.83		1,393,976	12	0.70	0.70	3.19
12/31/2010	12.39	0.46	0.45	0.91	(0.36)		–	12.94	7.34		918,334	9	0.71	0.71	3.50
Class B
12/31/2014	13.71	0.35	0.42	0.77	(0.46)		–	14.02	5.61		621	15	0.49	0.49	2.49
12/31/2013	14.72	0.38	(0.87)	(0.49)	(0.52)		–	13.71	(3.33	)(j)	604	1	0.49	0.49	2.65
12/31/2012	14.50	0.42	0.14	0.56	(0.34)		–	14.72	3.83		1,005	9	0.48	0.48	2.84
12/31/2011	13.47	0.48	0.88	1.36	(0.33)		–	14.50	10.10		1,323	12	0.50	0.50	3.35
12/31/2010	12.88	0.51	0.46	0.97	(0.38)		–	13.47	7.53		523	9	0.51	0.51	3.72
JNL/Lazard Emerging Markets Fund
Class A
12/31/2014	10.97	0.22	(0.78)	(0.56)	(0.19)		(0.25)	9.97	(5.26)		1,333,382	17	1.21	1.22	1.94
12/31/2013	11.47	0.18	(0.31)	(0.13)	(0.17)		(0.20)	10.97	(1.10)		1,522,796	26	1.22	1.23	1.65
12/31/2012	9.83	0.19	1.96	2.15	(0.23)		(0.28)	11.47	22.21		1,409,847	31	1.22	1.22	1.76
12/31/2011	12.09	0.25	(2.39)	(2.14)	(0.12)		–	9.83	(17.75)		1,170,395	25	1.22	1.22	2.27
12/31/2010	9.96	0.19	1.99	2.18	(0.05)		–	12.09	21.91		1,386,967	23	1.23	1.23	1.76
Class B
12/31/2014	11.03	0.24	(0.78)	(0.54)	(0.21)		(0.25)	10.03	(5.02)		541	17	1.01	1.02	2.12
12/31/2013	11.52	0.21	(0.31)	(0.10)	(0.19)		(0.20)	11.03	(0.83)		602	26	1.02	1.03	1.84
12/31/2012	9.87	0.22	1.97	2.19	(0.26)		(0.28)	11.52	22.46		759	31	1.02	1.02	2.01
12/31/2011	12.14	0.28	(2.41)	(2.13)	(0.14)		–	9.87	(17.63)		758	25	1.02	1.02	2.46
12/31/2010	9.98	0.22	2.00	2.22	(0.06)		–	12.14	22.24		1,062	23	1.03	1.03	2.04
JNL/Mellon Capital Emerging Markets Index Fund
Class A
12/31/2014	10.16	0.19	(0.56)	(0.37)	(0.11)		–	9.68	(3.69)		805,897	24	0.76	0.76	1.86
12/31/2013	10.67	0.16	(0.60)	(0.44)	(0.07)		–	10.16	(4.16)		720,551	69	0.79	0.79	1.58
12/31/2012	9.08	0.17	1.42	1.59	(0.00	)(h)	–	10.67	17.56		402,390	102	0.79	0.79	1.75
12/31/2011*	10.00	0.03	(0.95)	(0.92)	–		–	9.08	(9.20)		98,562	38	0.84	0.84	1.01
Class B
12/31/2014	10.20	0.20	(0.56)	(0.36)	(0.12)		–	9.72	(3.54)		84	24	0.56	0.56	1.98
12/31/2013	10.69	0.17	(0.59)	(0.42)	(0.07)		–	10.20	(3.89)		151	69	0.59	0.59	1.69
12/31/2012	9.08	0.19	1.43	1.62	(0.01)		–	10.69	17.80		142	102	0.59	0.59	1.95
12/31/2011*	10.00	0.04	(0.96)	(0.92)	–		–	9.08	(9.20)		91	38	0.64	0.64	1.15

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital European 30 Fund
Class A
12/31/2014	$13.16	$0.42	$(0.86)	$(0.44)	$(0.15)	$–		$12.57	(3.40)%	$259,340	61%	0.71%	0.71%	3.09%
12/31/2013	10.16	0.34	2.76	3.10	(0.10)	–		13.16	30.61	139,057	55	0.75	0.75	2.90
12/31/2012	9.84	0.39	0.45	0.84	(0.36)	(0.16)		10.16	8.64	30,128	72	0.77	0.77	3.93
12/31/2011	11.48	0.49	(1.33)	(0.84)	(0.23)	(0.57)		9.84	(7.35)	21,311	99	0.78	0.78	4.24
12/31/2010	11.30	0.40	(0.16)	0.24	(0.01)	(0.05)		11.48	2.13	18,217	104	0.78	0.78	3.63
Class B
12/31/2014	13.25	0.47	(0.90)	(0.43)	(0.15)	–		12.67	(3.26)	178	61	0.51	0.51	3.46
12/31/2013	10.21	0.43	2.72	3.15	(0.11)	–		13.25	30.91	182	55	0.55	0.55	3.71
12/31/2012	9.88	0.44	0.42	0.86	(0.37)	(0.16)		10.21	8.89	136	72	0.57	0.57	4.35
12/31/2011	11.51	0.49	(1.30)	(0.81)	(0.25)	(0.57)		9.88	(7.12)	143	99	0.58	0.58	4.24
12/31/2010	11.31	0.41	(0.15)	0.26	(0.01)	(0.05)		11.51	2.31	142	104	0.58	0.58	3.72
JNL/Mellon Capital Pacific Rim 30 Fund
Class A
12/31/2014	13.90	0.41	0.05	0.46	(0.35)	(0.34)		13.67	3.21	172,925	99	0.72	0.72	2.79
12/31/2013	12.78	0.38	1.23	1.61	(0.49)	–		13.90	12.66	153,713	100	0.73	0.73	2.71
12/31/2012	11.88	0.45	0.97	1.42	(0.23)	(0.29)		12.78	12.02	100,248	118	0.75	0.75	3.61
12/31/2011	12.71	0.44	(0.67)	(0.23)	(0.18)	(0.42)		11.88	(1.87)	81,702	121	0.77	0.77	3.56
12/31/2010	11.26	0.36	1.09	1.45	–	(0.00	)(h)	12.71	12.89	38,944	78	0.78	0.78	3.03
Class B
12/31/2014	14.00	0.44	0.05	0.49	(0.37)	(0.34)		13.78	3.42	250	99	0.52	0.52	2.97
12/31/2013	12.85	0.42	1.24	1.66	(0.51)	–		14.00	12.87	235	100	0.53	0.53	2.98
12/31/2012	11.93	0.48	0.98	1.46	(0.25)	(0.29)		12.85	12.34	247	118	0.55	0.55	3.82
12/31/2011	12.75	0.46	(0.67)	(0.21)	(0.19)	(0.42)		11.93	(1.71)	170	121	0.57	0.57	3.70
12/31/2010	11.28	0.37	1.10	1.47	–	(0.00	)(h)	12.75	13.05	191	78	0.58	0.58	3.16
JNL/Mellon Capital S&P 500 Index Fund
Class A
12/31/2014	15.32	0.24	1.77	2.01	(0.20)	(0.02)		17.11	13.07	4,131,640	2	0.55	0.56	1.47
12/31/2013	11.82	0.21	3.53	3.74	(0.17)	(0.07)		15.32	31.64	3,067,267	2	0.56	0.57	1.51
12/31/2012	10.48	0.20	1.41	1.61	(0.18)	(0.09)		11.82	15.37	1,586,913	5	0.58	0.58	1.74
12/31/2011	10.59	0.16	0.00	0.16	(0.19)	(0.08)		10.48	1.47	1,118,932	16	0.57	0.57	1.49
12/31/2010	9.38	0.15	1.20	1.35	(0.13)	(0.01)		10.59	14.44	1,328,363	2	0.57	0.57	1.51
Class B
12/31/2014	15.63	0.27	1.81	2.08	(0.22)	(0.02)		17.47	13.30	39,667	2	0.35	0.36	1.67
12/31/2013	12.05	0.24	3.60	3.84	(0.19)	(0.07)		15.63	31.89	27,825	2	0.36	0.37	1.71
12/31/2012	10.68	0.23	1.43	1.66	(0.20)	(0.09)		12.05	15.56	17,633	5	0.38	0.38	1.92
12/31/2011	10.78	0.19	0.00	0.19	(0.21)	(0.08)		10.68	1.77	14,110	16	0.37	0.37	1.71
12/31/2010	9.54	0.17	1.23	1.40	(0.15)	(0.01)		10.78	14.70	12,937	2	0.37	0.37	1.71
JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A
12/31/2014	18.56	0.18	1.55	1.73	(0.18)	(1.11)		19.00	9.23	1,878,431	16	0.57	0.57	0.91
12/31/2013	14.46	0.16	4.60	4.76	(0.13)	(0.53)		18.56	32.99 (j)	1,638,827	11	0.58	0.58	0.93
12/31/2012	12.80	0.16	2.05	2.21	(0.15)	(0.40)		14.46	17.24	977,712	8	0.59	0.59	1.11
12/31/2011	13.86	0.10	(0.43)	(0.33)	(0.09)	(0.64)		12.80	(2.14)	658,163	24	0.59	0.59	0.68
12/31/2010	11.17	0.08	2.80	2.88	(0.08)	(0.11)		13.86	25.83	664,777	12	0.60	0.60	0.64
Class B
12/31/2014	18.84	0.22	1.58	1.80	(0.21)	(1.11)		19.32	9.50	16,813	16	0.37	0.37	1.12
12/31/2013	14.67	0.19	4.67	4.86	(0.16)	(0.53)		18.84	33.19 (j)	13,326	11	0.38	0.38	1.12
12/31/2012	12.98	0.18	2.09	2.27	(0.18)	(0.40)		14.67	17.50	7,800	8	0.39	0.39	1.27
12/31/2011	14.05	0.13	(0.44)	(0.31)	(0.12)	(0.64)		12.98	(1.99)	6,541	24	0.39	0.39	0.89
12/31/2010	11.30	0.10	2.86	2.96	(0.10)	(0.11)		14.05	26.19	6,033	12	0.40	0.40	0.84

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Small Cap Index Fund
Class A
12/31/2014	$16.85	$0.17	$0.61	$0.78	$(0.17)		$–		$17.46	4.65%	$1,895,881	18%		0.55%	0.55%	1.03%
12/31/2013	12.82	0.16	4.76	4.92	(0.15	)(p)	(0.74)		16.85	38.44 (j)	1,829,922	18		0.56	0.56	1.04
12/31/2012	11.56	0.22	1.62	1.84	(0.21)		(0.37)		12.82	15.89	1,064,003	17		0.58	0.58	1.76
12/31/2011	12.61	0.10	(0.65)	(0.55)	(0.10)		(0.40)		11.56	(4.34)	761,311	15		0.59	0.59	0.83
12/31/2010	10.04	0.10	2.54	2.64	(0.07)		–		12.61	26.32	709,661	14		0.60	0.60	0.91
Class B
12/31/2014	17.06	0.21	0.62	0.83	(0.21)		–		17.68	4.85	21,920	18		0.35	0.35	1.24
12/31/2013	12.97	0.19	4.81	5.00	(0.17	)(p)	(0.74)		17.06	38.64 (j)	19,630	18		0.36	0.36	1.23
12/31/2012	11.69	0.24	1.65	1.89	(0.24)		(0.37)		12.97	16.15	11,377	17		0.38	0.38	1.87
12/31/2011	12.75	0.14	(0.68)	(0.54)	(0.12)		(0.40)		11.69	(4.20)	10,611	15		0.39	0.39	1.11
12/31/2010	10.14	0.12	2.57	2.69	(0.08)		–		12.75	26.58	5,158	14		0.40	0.40	1.08
JNL/Mellon Capital International Index Fund
Class A
12/31/2014	14.51	0.46	(1.34)	(0.88)	(0.44)		–		13.19	(6.08)	2,190,126	6		0.62	0.62	3.15
12/31/2013	12.22	0.33	2.28	2.61	(0.32)		–		14.51	21.43	2,303,582	1		0.63	0.63	2.48
12/31/2012	10.62	0.33	1.58	1.91	(0.31)		–		12.22	18.02	1,734,284	2		0.65	0.65	2.93
12/31/2011	12.48	0.35	(1.89)	(1.54)	(0.32)		–		10.62	(12.26)	1,144,242	5		0.65	0.65	2.91
12/31/2010	11.90	0.26	0.55	0.81	(0.23)		–		12.48	6.81	1,066,567	2		0.67	0.67	2.23
Class B
12/31/2014	15.01	0.49	(1.36)	(0.87)	(0.47)		–		13.67	(5.82)	35,282	6		0.42	0.42	3.29
12/31/2013	12.63	0.37	2.36	2.73	(0.35)		–		15.01	21.64	32,612	1		0.43	0.43	2.69
12/31/2012	10.96	0.38	1.62	2.00	(0.33)		–		12.63	18.28	23,298	2		0.45	0.45	3.21
12/31/2011	12.87	0.39	(1.95)	(1.56)	(0.35)		–		10.96	(12.09)	19,988	5		0.45	0.45	3.14
12/31/2010	12.26	0.30	0.56	0.86	(0.25)		–		12.87	7.01	21,720	2		0.47	0.47	2.48
JNL/Mellon Capital Bond Index Fund
Class A
12/31/2014	11.62	0.24	0.41	0.65	(0.37)		(0.12)		11.78	5.61	892,848	78	(o)	0.57	0.57	1.97
12/31/2013	12.22	0.20	(0.53)	(0.33)	(0.26)		(0.01)		11.62	(2.73)	1,543,416	69	(o)	0.56	0.56	1.66
12/31/2012	12.11	0.24	0.19	0.43	(0.27)		(0.05)		12.22	3.61	1,826,770	63	(o)	0.56	0.56	1.98
12/31/2011	11.73	0.31	0.53	0.84	(0.34)		(0.12)		12.11	7.15	1,549,529	94	(o)	0.57	0.57	2.57
12/31/2010	11.39	0.34	0.32	0.66	(0.30)		(0.02)		11.73	5.87	1,328,699	83	(o)	0.57	0.57	2.86
Class B
12/31/2014	11.99	0.27	0.42	0.69	(0.41)		(0.12)		12.15	5.75	5,477	78	(o)	0.37	0.37	2.18
12/31/2013	12.61	0.23	(0.56)	(0.33)	(0.28)		(0.01)		11.99	(2.60)	4,558	69	(o)	0.36	0.36	1.87
12/31/2012	12.48	0.28	0.20	0.48	(0.30)		(0.05)		12.61	3.85	4,559	63	(o)	0.36	0.36	2.18
12/31/2011	12.08	0.34	0.55	0.89	(0.37)		(0.12)		12.48	7.31	4,345	94	(o)	0.37	0.37	2.75
12/31/2010	11.71	0.38	0.34	0.72	(0.33)		(0.02)		12.08	6.14	2,865	83	(o)	0.37	0.37	3.08
JNL/Mellon Capital Global Alpha Fund
Class A
12/31/2014	10.06	(0.12)	(0.01)	(0.13)	(1.03)		–		8.90	(1.34)	44,201	0		1.27	1.36	(1.20)
12/31/2013	10.20	(0.13)	(0.01)	(0.14)	–		–		10.06	(1.37)	231,062	0		1.35	1.35	(1.31)
12/31/2012	10.57	(0.14)	(0.06)	(0.20)	–		(0.17)		10.20	(1.89)	488,407	0		1.35	1.35	(1.29)
12/31/2011	10.47	(0.14)	0.44	0.30	(0.08)		(0.12)		10.57	2.88	515,337	0		1.35	1.35	(1.29)
12/31/2010	9.88	(0.12)	0.71	0.59	–		(0.00	)(h)	10.47	6.00	200,918	0		1.36	1.36	(1.20)
Class B
12/31/2014	10.14	(0.09)	0.00	(0.09)	(1.21)		–		8.84	(0.96)	141	0		0.99	1.15	(0.93)
12/31/2013	10.26	(0.11)	(0.01)	(0.12)	–		–		10.14	(1.17)	103	0		1.15	1.15	(1.11)
12/31/2012	10.62	(0.12)	(0.07)	(0.19)	–		(0.17)		10.26	(1.78)	219	0		1.15	1.15	(1.09)
12/31/2011	10.49	(0.12)	0.46	0.34	(0.09)		(0.12)		10.62	3.22	247	0		1.15	1.15	(1.09)
12/31/2010	9.89	(0.10)	0.70	0.60	–		(0.00	)(h)	10.49	6.09	196	0		1.16	1.16	(1.01)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
Class A
12/31/2014	$14.16	$0.05	$0.88	$0.93	$(0.06)		$(2.64)		$12.39	6.69%	$102,737	165%		0.70%	0.70%	0.33%
12/31/2013	10.22	0.04	3.96	4.00	(0.06)		–		14.16	39.14	147,338	140		0.70	0.70	0.34
12/31/2012*	10.00	0.09	0.13	0.22	–		–		10.22	2.20	78,005	61		0.70	0.70	1.37
Class B
12/31/2014	14.20	0.08	0.88	0.96	(0.09)		(2.64)		12.43	6.91	170	165		0.50	0.50	0.55
12/31/2013	10.23	0.07	3.97	4.04	(0.07)		–		14.20	39.48	190	140		0.50	0.50	0.53
12/31/2012*	10.00	0.10	0.13	0.23	–		–		10.23	2.30	105	61		0.50	0.50	1.50
JNL/Mellon Capital Utilities Sector Fund
Class A
12/31/2014	9.39	0.31	2.15	2.46	(0.00	)(h)	–		11.85	26.20	46,617	14		0.71	0.71	2.87
12/31/2013*	10.00	0.22	(0.62)	(0.40)	(0.21)		(0.00	)(h)	9.39	(3.98)	3,246	77		0.73	0.73	3.41
JNL/Morgan Stanley Mid Cap Growth Fund
Class A
12/31/2014	13.13	(0.06)	0.01	(0.05)	–		(0.13)		12.95	(0.40)	214,231	75		1.10	1.10	(0.49)
12/31/2013	9.55	(0.06)	3.66	3.60	–		(0.02)		13.13	37.73	209,418	41		1.10	1.10	(0.48)
12/31/2012*	10.00	0.04	(0.45)	(0.41)	(0.04	)(q)	–		9.55	(4.13)	17,008	28		1.11	1.11	0.59
Class B
12/31/2014	13.16	(0.04)	0.02	(0.02)	–		(0.13)		13.01	(0.17)	136	75		0.90	0.90	(0.28)
12/31/2013	9.55	(0.01)	3.64	3.63	–		(0.02)		13.16	38.04	133	41		0.90	0.90	(0.12)
12/31/2012*	10.00	0.05	(0.45)	(0.40)	(0.05	)(q)	–		9.55	(4.05)	96	28		0.91	0.91	0.86
JNL/Neuberger Berman Strategic Income Fund
Class A
12/31/2014	10.50	0.29	0.22	0.51	(0.08)		(0.04)		10.89	4.90	667,837	107	(l)	0.95	0.95	2.68
12/31/2013	10.54	0.24	(0.25)	(0.01)	(0.02)		(0.01)		10.50	(0.10)	467,334	106	(l)	0.95	0.95	2.24
12/31/2012*	10.00	0.13	0.41	0.54	–		–		10.54	5.40	80,917	76	(l)	0.95	0.95	1.93
Class B
12/31/2014	10.53	0.31	0.23	0.54	(0.09)		(0.04)		10.94	5.14	145	107	(l)	0.75	0.75	2.88
12/31/2013	10.55	0.26	(0.25)	0.01	(0.02)		(0.01)		10.53	0.10	121	106	(l)	0.75	0.75	2.43
12/31/2012*	10.00	0.14	0.41	0.55	–		–		10.55	5.50	121	76	(l)	0.75	0.75	2.09
JNL/Oppenheimer Global Growth Fund
Class A
12/31/2014	14.26	0.16	0.12	0.28	(0.08)		(0.27)		14.19	1.91	1,233,220	20		0.99	0.99	1.11
12/31/2013	11.40	0.11	2.87	2.98	(0.12)		(0.00	)(h)	14.26	26.24	987,372	15		0.99	0.99	0.88
12/31/2012	9.55	0.14	1.82	1.96	(0.11)		–		11.40	20.54	636,096	34		1.01	1.01	1.33
12/31/2011	10.47	0.13	(0.99)	(0.86)	(0.06)		–		9.55	(8.22)	546,730	19		1.01	1.01	1.25
12/31/2010	9.14	0.09	1.31	1.40	(0.07)		–		10.47	15.38	401,636	25		1.06	1.06	0.97
Class B
12/31/2014	14.45	0.19	0.12	0.31	(0.10)		(0.27)		14.39	2.08	1,019	20		0.79	0.79	1.30
12/31/2013	11.54	0.14	2.91	3.05	(0.14)		(0.00	)(h)	14.45	26.52	1,030	15		0.79	0.79	1.12
12/31/2012	9.66	0.16	1.85	2.01	(0.13)		–		11.54	20.82	839	34		0.81	0.81	1.49
12/31/2011	10.59	0.15	(1.01)	(0.86)	(0.07)		–		9.66	(8.11)	631	19		0.81	0.81	1.40
12/31/2010	9.23	0.11	1.34	1.45	(0.09)		–		10.59	15.68	616	25		0.86	0.86	1.16

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/PIMCO Real Return Fund
Class A
12/31/2014	$10.20	$0.15	$0.19	$0.34	$(0.08)	$–	$10.46	3.29%	$1,950,838	34%	0.86	%(g)	0.86	%(g)	1.37
12/31/2013	12.89	0.07	(1.24)	(1.17)	(0.17)	(1.35)	10.20	(9.13)	1,820,680	86	0.86	(g)	0.86	(g)	0.61
12/31/2012	12.83	0.13	0.96	1.09	(0.25)	(0.78)	12.89	8.43	3,083,176	85	0.85	(g)	0.85	(g)	0.98
12/31/2011	12.06	0.21	1.20	1.41	(0.11)	(0.53)	12.83	11.71	2,714,541	443	0.81	(g)	0.81	(g)	1.65
12/31/2010	11.57	0.17	0.72	0.89	(0.17)	(0.23)	12.06	7.72	1,794,823	536	0.82		0.82		1.36
Class B
12/31/2014	10.30	0.17	0.19	0.36	(0.10)	–	10.56	3.52	757	34	0.66	(g)	0.66	(g)	1.61
12/31/2013	13.01	0.10	(1.25)	(1.15)	(0.21)	(1.35)	10.30	(8.88)	768	86	0.66	(g)	0.66	(g)	0.84
12/31/2012	12.93	0.16	0.97	1.13	(0.27)	(0.78)	13.01	8.67	952	85	0.65	(g)	0.65	(g)	1.20
12/31/2011	12.15	0.23	1.20	1.43	(0.12)	(0.53)	12.93	11.84	513	443	0.61	(g)	0.61	(g)	1.76
12/31/2010	11.64	0.19	0.73	0.92	(0.18)	(0.23)	12.15	7.96	263	536	0.62		0.62		1.57
JNL/PIMCO Total Return Bond Fund
Class A
12/31/2014	12.61	0.16	0.34	0.50	(0.45)	(0.05)	12.61	3.98	4,541,679	265	0.80	(g)	0.80	(g)	1.27
12/31/2013	13.06	0.14	(0.41)	(0.27)	(0.16)	(0.02)	12.61	(2.08)	5,138,711	421	0.80	(g)	0.80	(g)	1.05
12/31/2012	12.57	0.24	0.76	1.00	(0.25)	(0.26)	13.06	8.00	5,788,043	448	0.80	(g)	0.80	(g)	1.79
12/31/2011	12.35	0.30	0.31	0.61	(0.37)	(0.02)	12.57	4.91	3,843,292	500	0.80	(g)	0.80	(g)	2.35
12/31/2010	12.19	0.26	0.65	0.91	(0.27)	(0.48)	12.35	7.57	3,248,237	489	0.81		0.81		2.05
Class B
12/31/2014	13.46	0.20	0.37	0.57	(0.48)	(0.05)	13.50	4.27	18,000	265	0.60	(g)	0.60	(g)	1.47
12/31/2013	13.93	0.17	(0.43)	(0.26)	(0.19)	(0.02)	13.46	(1.92)	19,989	421	0.60	(g)	0.60	(g)	1.26
12/31/2012	13.37	0.28	0.81	1.09	(0.27)	(0.26)	13.93	8.21	24,851	448	0.60	(g)	0.60	(g)	2.00
12/31/2011	13.11	0.34	0.33	0.67	(0.39)	(0.02)	13.37	5.12	17,968	500	0.60	(g)	0.60	(g)	2.55
12/31/2010	12.89	0.30	0.69	0.99	(0.29)	(0.48)	13.11	7.79	15,912	489	0.61		0.61		2.24
JNL/PPM America Floating Rate Income Fund
Class A
12/31/2014	10.91	0.38	(0.36)	0.02	(0.26)	(0.02)	10.65	0.12	1,611,668	97	0.98		0.98		3.44
12/31/2013	10.60	0.40	0.07	0.47	(0.16)	–	10.91	4.41	1,543,108	62	0.98		0.98		3.71
12/31/2012	10.07	0.44	0.35	0.79	(0.26)	–	10.60	7.82	659,373	55	1.00		1.00		4.17
12/31/2011*	10.00	0.36	(0.29)	0.07	–	–	10.07	0.70	445,716	57	1.00		1.00		3.64
JNL/PPM America High Yield Bond Fund
Class A
12/31/2014	7.18	0.41	(0.40)	0.01	(0.43)	(0.11)	6.65	0.13	2,729,886	64	0.74		0.74		5.58
12/31/2013	7.21	0.46	0.13	0.59	(0.45)	(0.17)	7.18	8.20	2,573,016	94	0.74		0.74		6.17
12/31/2012	6.51	0.49	0.60	1.09	(0.39)	–	7.21	16.75	2,193,974	73	0.74		0.74		6.87
12/31/2011	6.67	0.50	(0.19)	0.31	(0.47)	–	6.51	4.67	1,261,007	46	0.75		0.75		7.21
12/31/2010	6.15	0.52	0.44	0.96	(0.44)	–	6.67	15.63	900,088	66	0.76		0.76		7.81
Class B
12/31/2014	8.10	0.48	(0.45)	0.03	(0.44)	(0.11)	7.58	0.44	11,965	64	0.54		0.54		5.78
12/31/2013	8.05	0.53	0.16	0.69	(0.47)	(0.17)	8.10	8.52	12,319	94	0.54		0.54		6.39
12/31/2012	7.23	0.56	0.66	1.22	(0.40)	–	8.05	16.90	11,478	73	0.54		0.54		7.10
12/31/2011	7.35	0.56	(0.20)	0.36	(0.48)	–	7.23	4.96	8,751	46	0.55		0.55		7.41
12/31/2010	6.74	0.58	0.48	1.06	(0.45)	–	7.35	15.76	7,612	66	0.56		0.56		8.03

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/PPM America Mid Cap Value Fund
Class A
12/31/2014	$14.93	$0.11	$1.44	$1.55	$(0.08)		$(0.86)	$15.54	10.45%	$391,525	47%	1.04%	1.06%	0.72%
12/31/2013	10.64	0.09	4.28	4.37	(0.08)		–	14.93	41.08	318,545	43	1.06	1.06	0.73
12/31/2012	9.78	0.11	1.47	1.58	(0.05)		(0.67)	10.64	16.43	153,777	71	1.06	1.06	0.99
12/31/2011	10.69	0.05	(0.84)	(0.79)	(0.01)		(0.11)	9.78	(7.41)	117,872	68	1.06	1.06	0.48
12/31/2010	8.25	0.03	2.41	2.44	(0.00	)(h)	–	10.69	29.58	86,297	73	1.06	1.06	0.29
Class B
12/31/2014	14.98	0.14	1.45	1.59	(0.10)		(0.86)	15.61	10.69	268	47	0.84	0.86	0.90
12/31/2013	10.67	0.12	4.28	4.40	(0.09)		–	14.98	41.31	261	43	0.86	0.86	0.91
12/31/2012	9.80	0.13	1.48	1.61	(0.07)		(0.67)	10.67	16.70	162	71	0.86	0.86	1.18
12/31/2011	10.70	0.07	(0.84)	(0.77)	(0.02)		(0.11)	9.80	(7.23)	150	68	0.86	0.86	0.69
12/31/2010	8.25	0.04	2.41	2.45	(0.00	)(h)	–	10.70	29.70	122	73	0.86	0.86	0.43
JNL/PPM America Small Cap Value Fund
Class A
12/31/2014	12.51	0.05	0.68	0.73	(0.03)		(1.95)	11.26	5.85	211,532	69	1.05	1.06	0.39
12/31/2013	9.74	0.06	3.56	3.62	(0.04)		(0.81)	12.51	37.35	198,874	48	1.06	1.06	0.51
12/31/2012	8.41	0.08	1.57	1.65	(0.09)		(0.23)	9.74	19.68	99,004	86	1.06	1.06	0.91
12/31/2011	10.13	0.03	(0.90)	(0.87)	(0.02)		(0.83)	8.41	(8.02)	68,493	75	1.06	1.06	0.26
12/31/2010	8.37	0.03	2.28	2.31	(0.01)		(0.54)	10.13	27.71	61,362	67	1.06	1.06	0.32
Class B
12/31/2014	12.54	0.07	0.70	0.77	(0.05)		(1.95)	11.31	6.14	14,348	69	0.85	0.86	0.58
12/31/2013	9.76	0.08	3.57	3.65	(0.06)		(0.81)	12.54	37.56	16,945	48	0.86	0.86	0.72
12/31/2012	8.43	0.10	1.58	1.68	(0.12)		(0.23)	9.76	19.93	6,729	86	0.86	0.86	1.10
12/31/2011	10.15	0.05	(0.90)	(0.85)	(0.04)		(0.83)	8.43	(7.84)	6,119	75	0.86	0.86	0.46
12/31/2010	8.38	0.04	2.29	2.33	(0.02)		(0.54)	10.15	27.91	6,170	67	0.86	0.86	0.46
JNL/PPM America Value Equity Fund
Class A
12/31/2014	17.97	0.28	1.98	2.26	(0.92)		–	19.31	12.50	212,739	33	0.85	0.85	1.47
12/31/2013	12.96	0.23	4.98	5.21	(0.20)		–	17.97	40.23 (j)	179,288	31	0.86	0.86	1.45
12/31/2012	11.36	0.21	1.57	1.78	(0.18)		–	12.96	15.66	118,286	39	0.86	0.86	1.63
12/31/2011	12.15	0.17	(0.82)	(0.65)	(0.14)		–	11.36	(5.26)	102,336	50	0.86	0.86	1.39
12/31/2010	10.46	0.14	1.68	1.82	(0.13)		–	12.15	17.46	113,586	36	0.86	0.86	1.29
Class B
12/31/2014	18.05	0.32	1.99	2.31	(0.98)		–	19.38	12.74	991	33	0.65	0.65	1.69
12/31/2013	13.01	0.26	5.01	5.27	(0.23)		–	18.05	40.50 (j)	550	31	0.66	0.66	1.63
12/31/2012	11.40	0.23	1.59	1.82	(0.21)		–	13.01	15.92	369	39	0.66	0.66	1.83
12/31/2011	12.19	0.18	(0.80)	(0.62)	(0.17)		–	11.40	(5.06)	264	50	0.66	0.66	1.47
12/31/2010	10.50	0.15	1.69	1.84	(0.15)		–	12.19	17.55	372	36	0.66	0.66	1.37
JNL/Red Rocks Listed Private Equity Fund
Class A
12/31/2014	12.17	0.21	(0.14)	0.07	(0.85)		(0.48)	10.91	0.62	847,960	34	1.17	1.17	1.71
12/31/2013	9.33	0.20	3.64	3.84	(1.00)		–	12.17	41.66	826,147	40	1.17	1.17	1.80
12/31/2012	7.25	0.15	2.04	2.19	–		(0.11)	9.33	30.26	684,236	31	1.17	1.17	1.79
12/31/2011	10.07	0.19	(1.96)	(1.77)	(0.85)		(0.20)	7.25	(17.97)	602,339	65	1.17	1.17	1.88
12/31/2010	8.03	0.07	2.04	2.11	(0.02)		(0.05)	10.07	26.32	643,051	24	1.18	1.18	0.76
Class B
12/31/2014	12.26	0.24	(0.14)	0.10	(0.87)		(0.48)	11.01	0.86	515	34	0.97	0.97	1.92
12/31/2013	9.40	0.22	3.66	3.88	(1.02)		–	12.26	41.79	550	40	0.97	0.97	1.96
12/31/2012	7.28	0.17	2.06	2.23	–		(0.11)	9.40	30.69	430	31	0.97	0.97	2.00
12/31/2011	10.10	0.22	(1.98)	(1.76)	(0.86)		(0.20)	7.28	(17.83)	402	65	0.97	0.97	2.23
12/31/2010	8.04	0.07	2.06	2.13	(0.02)		(0.05)	10.10	26.53	234	24	0.98	0.98	0.85

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P Competitive Advantage Fund
Class A
12/31/2014	$16.82	$0.15	$1.54	$1.69	$(0.05)	$(1.57)	$16.89	10.06%	$2,800,241	54%	0.66%	0.66%	0.90%
12/31/2013	12.54	0.09	5.27	5.36	(0.09)	(0.99)	16.82	42.94	1,720,778	68	0.67	0.67	0.59
12/31/2012	10.95	0.14	1.68	1.82	(0.07)	(0.16)	12.54	16.63	824,193	58	0.69	0.69	1.17
12/31/2011	10.70	0.13	0.99	1.12	(0.09)	(0.78)	10.95	10.53	534,406	67	0.70	0.70	1.17
12/31/2010	9.95	0.14	1.11	1.25	(0.08)	(0.42)	10.70	12.63	296,032	77	0.71	0.71	1.35
Class B
12/31/2014	16.87	0.19	1.54	1.73	(0.06)	(1.57)	16.97	10.30	542	54	0.46	0.46	1.11
12/31/2013	12.56	0.12	5.28	5.40	(0.10)	(0.99)	16.87	43.23	473	68	0.47	0.47	0.79
12/31/2012	10.95	0.21	1.64	1.85	(0.08)	(0.16)	12.56	16.91	531	58	0.49	0.49	1.70
12/31/2011	10.70	0.15	0.98	1.13	(0.10)	(0.78)	10.95	10.65	102	67	0.50	0.50	1.38
12/31/2010	9.94	0.16	1.12	1.28	(0.10)	(0.42)	10.70	12.87	59	77	0.51	0.51	1.55
JNL/S&P Dividend Income & Growth Fund
Class A
12/31/2014	14.24	0.42	1.53	1.95	(0.20)	(0.72)	15.27	13.70	4,277,523	36	0.66	0.66	2.76
12/31/2013	11.39	0.36	3.13	3.49	(0.19)	(0.45)	14.24	30.78	2,928,292	57	0.67	0.67	2.66
12/31/2012	10.70	0.38	0.99	1.37	(0.18)	(0.50)	11.39	12.81	1,267,104	55	0.67	0.67	3.30
12/31/2011	9.76	0.32	0.89	1.21	(0.13)	(0.14)	10.70	12.42	920,551	62	0.69	0.69	3.10
12/31/2010	8.69	0.31	1.26	1.57	(0.11)	(0.39)	9.76	18.24	440,926	38	0.70	0.70	3.33
Class B
12/31/2014	14.36	0.45	1.54	1.99	(0.21)	(0.72)	15.42	13.89	1,183	36	0.46	0.46	2.96
12/31/2013	11.46	0.39	3.16	3.55	(0.20)	(0.45)	14.36	31.14	1,082	57	0.47	0.47	2.85
12/31/2012	10.76	0.41	0.98	1.39	(0.19)	(0.50)	11.46	12.93	447	55	0.47	0.47	3.50
12/31/2011	9.80	0.35	0.89	1.24	(0.14)	(0.14)	10.76	12.66	341	62	0.49	0.49	3.34
12/31/2010	8.70	0.33	1.28	1.61	(0.12)	(0.39)	9.80	18.65	166	38	0.50	0.50	3.57
JNL/S&P International 5 Fund
Class A
12/31/2014*	10.00	0.08	(0.62)	(0.54)	–	–	9.46	(5.40)	123,501	0	0.80	0.80	2.77
JNL/S&P Intrinsic Value Fund
Class A
12/31/2014	15.59	0.24	2.57	2.81	(0.12)	(1.73)	16.55	18.04	2,636,223	71	0.67	0.67	1.48
12/31/2013	10.93	0.21	5.22	5.43	(0.13)	(0.64)	15.59	49.95	1,616,263	105	0.68	0.68	1.51
12/31/2012	9.90	0.20	1.20	1.40	(0.11)	(0.26)	10.93	14.11	698,722	75	0.69	0.69	1.90
12/31/2011	9.97	0.16	0.50	0.66	(0.08)	(0.65)	9.90	6.52	568,684	104	0.70	0.70	1.51
12/31/2010	9.75	0.15	1.24	1.39	(0.08)	(1.09)	9.97	14.39	319,617	103	0.71	0.71	1.52
Class B
12/31/2014	15.79	0.28	2.60	2.88	(0.14)	(1.73)	16.80	18.23	778	71	0.47	0.47	1.67
12/31/2013	11.05	0.24	5.28	5.52	(0.14)	(0.64)	15.79	50.26	731	105	0.48	0.48	1.69
12/31/2012	10.00	0.25	1.18	1.43	(0.12)	(0.26)	11.05	14.31	421	75	0.49	0.49	2.28
12/31/2011	10.05	0.17	0.52	0.69	(0.09)	(0.65)	10.00	6.77	196	104	0.50	0.50	1.62
12/31/2010	9.80	0.17	1.26	1.43	(0.09)	(1.09)	10.05	14.74	100	103	0.51	0.51	1.68
JNL/S&P Mid 3 Fund
Class A
12/31/2014*	10.00	0.07	1.34	1.41	–	–	11.41	14.10	164,875	100	0.80	0.80	0.90
Class B
12/31/2014*	10.00	0.07	1.36	1.43	–	–	11.43	14.30	116	100	0.60	0.60	1.03

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P Total Yield Fund
Class A
12/31/2014	$14.98	$0.33	$2.04	$2.37	$(0.13)		$(2.15)	$15.07	15.89%	$1,917,060	117%	0.67%	0.67%	2.05%
12/31/2013	10.36	0.23	5.10	5.33	(0.13)		(0.58)	14.98	51.68	1,167,108	121	0.68	0.68	1.74
12/31/2012	8.66	0.20	1.69	1.89	(0.09)		(0.10)	10.36	21.83	518,667	74	0.70	0.70	2.03
12/31/2011	9.74	0.14	(0.66)	(0.52)	(0.10)		(0.46)	8.66	(5.40)	368,696	76	0.70	0.70	1.47
12/31/2010	9.10	0.16	0.75	0.91	(0.07)		(0.20)	9.74	10.08	281,137	88	0.71	0.71	1.71
Class B
12/31/2014	15.06	0.35	2.06	2.41	(0.15)		(2.15)	15.17	16.03	521	117	0.47	0.47	2.21
12/31/2013	10.40	0.27	5.11	5.38	(0.14)		(0.58)	15.06	52.00	547	121	0.48	0.48	2.00
12/31/2012	8.68	0.21	1.71	1.92	(0.10)		(0.10)	10.40	22.16	128	74	0.50	0.50	2.18
12/31/2011	9.76	0.16	(0.67)	(0.51)	(0.11)		(0.46)	8.68	(5.27)	126	76	0.50	0.50	1.66
12/31/2010	9.11	0.18	0.75	0.93	(0.08)		(0.20)	9.76	10.30	65	88	0.51	0.51	1.90
JNL/Scout Unconstrained Bond Fund
Class A
12/31/2014*	10.00	(0.02)	(0.36)	(0.38)	–		–	9.62	(3.80)	696,028	36	1.00	1.00	(0.32)
JNL/T. Rowe Price Established Growth Fund
Class A
12/31/2014	33.33	(0.04)	2.95	2.91	–		(3.05)	33.19	8.71	4,884,766	36	0.86	0.86	(0.12)
12/31/2013	24.92	(0.05)	9.68	9.63	(0.02)		(1.20)	33.33	38.67	4,323,901	33	0.86	0.86	(0.16)
12/31/2012	20.97	0.03	3.92	3.95	–		–	24.92	18.84	2,497,336	29	0.87	0.87	0.11
12/31/2011	21.22	(0.02)	(0.23)	(0.25)	–		–	20.97	(1.18)	1,802,773	28	0.87	0.87	(0.11)
12/31/2010	18.18	(0.02)	3.07	3.05	(0.01)		–	21.22	16.76	1,475,748	35	0.88	0.88	(0.10)
Class B
12/31/2014	33.91	0.03	3.01	3.04	–		(3.05)	33.90	8.95	63,192	36	0.66	0.66	0.08
12/31/2013	25.31	0.01	9.85	9.86	(0.06)		(1.20)	33.91	38.97	58,140	33	0.66	0.66	0.04
12/31/2012	21.26	0.07	3.98	4.05	–		–	25.31	19.05	42,448	29	0.67	0.67	0.29
12/31/2011	21.47	0.02	(0.23)	(0.21)	–		–	21.26	(0.98)	35,832	28	0.67	0.67	0.08
12/31/2010	18.37	0.02	3.11	3.13	(0.03)		–	21.47	17.02	35,881	35	0.68	0.68	0.09
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A
12/31/2014	37.47	(0.14)	4.98	4.84	(0.06)		(3.38)	38.87	12.83	2,992,442	30	1.01	1.01	(0.36)
12/31/2013	29.14	(0.13)	10.74	10.61	–		(2.28)	37.47	36.50 (j)	2,508,258	33	1.01	1.01	(0.39)
12/31/2012	26.86	(0.04)	3.69	3.65	(0.06)		(1.31)	29.14	13.59	1,729,982	33	1.01	1.01	(0.12)
12/31/2011	29.78	(0.14)	(0.32)	(0.46)	(0.00	)(h)	(2.46)	26.86	(1.46)	1,437,209	38	1.01	1.01	(0.47)
12/31/2010	23.79	0.00	6.62	6.62	(0.04)		(0.59)	29.78	27.86	1,366,836	27	1.01	1.01	0.01
Class B
12/31/2014	38.45	(0.06)	5.12	5.06	(0.06)		(3.38)	40.07	13.07	64,631	30	0.81	0.81	(0.16)
12/31/2013	29.81	(0.07)	10.99	10.92	–		(2.28)	38.45	36.72 (j)	57,214	33	0.81	0.81	(0.19)
12/31/2012	27.44	0.02	3.78	3.80	(0.12)		(1.31)	29.81	13.83	41,608	33	0.81	0.81	0.06
12/31/2011	30.31	(0.08)	(0.32)	(0.40)	(0.01)		(2.46)	27.44	(1.25)	38,236	38	0.81	0.81	(0.27)
12/31/2010	24.19	0.05	6.74	6.79	(0.08)		(0.59)	30.31	28.10	38,125	27	0.81	0.81	0.17
JNL/T. Rowe Price Short-Term Bond Fund
Class A
12/31/2014	9.94	0.09	(0.05)	0.04	(0.11)		–	9.87	0.43	1,780,915	41	0.71	0.71	0.90
12/31/2013	10.06	0.07	(0.06)	0.01	(0.13)		–	9.94	0.10	1,657,217	59	0.70	0.70	0.72
12/31/2012	9.91	0.11	0.13	0.24	(0.09)		–	10.06	2.44	2,018,886	45	0.71	0.71	1.08
12/31/2011	9.88	0.14	(0.00)	0.14	(0.11)		–	9.91	1.38	1,220,682	50	0.72	0.72	1.41
12/31/2010	9.71	0.17	0.11	0.28	(0.11)		–	9.88	2.94	872,892	54	0.72	0.72	1.67
Class B
12/31/2014	10.03	0.11	(0.04)	0.07	(0.13)		–	9.97	0.73	1,225	41	0.51	0.51	1.11
12/31/2013	10.15	0.09	(0.06)	0.03	(0.15)		–	10.03	0.28	294	59	0.50	0.50	0.91
12/31/2012	9.99	0.14	0.12	0.26	(0.10)		–	10.15	2.64	206	45	0.51	0.51	1.36
12/31/2011	9.95	0.16	(0.00)	0.16	(0.12)		–	9.99	1.58	284	50	0.52	0.52	1.54
12/31/2010	9.76	0.19	0.12	0.31	(0.12)		–	9.95	3.22	88	54	0.52	0.52	1.87

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/T. Rowe Price Value Fund
Class A
12/31/2014	$16.13	$0.19	$1.94	$2.13	$(0.13)		$(0.89)		$17.24	13.24%	$3,565,349	49%		0.91%	0.91%	1.13%
12/31/2013	12.34	0.18	4.38	4.56	(0.18)		(0.59)		16.13	37.14	2,428,256	39		0.91	0.92	1.25
12/31/2012	10.47	0.20	1.82	2.02	(0.15)		–		12.34	19.33	1,565,619	62		0.92	0.93	1.76
12/31/2011	10.84	0.17	(0.39)	(0.22)	(0.15)		–		10.47	(2.07)	1,305,413	51		0.93	0.93	1.53
12/31/2010	9.44	0.19	1.31	1.50	(0.10)		–		10.84	15.89	1,136,182	27		0.94	0.94	1.97
Class B
12/31/2014	16.61	0.23	1.99	2.22	(0.15)		(0.89)		17.79	13.41	1,330	49		0.71	0.71	1.33
12/31/2013	12.68	0.22	4.50	4.72	(0.20)		(0.59)		16.61	37.42	1,210	39		0.71	0.72	1.46
12/31/2012	10.75	0.23	1.87	2.10	(0.17)		–		12.68	19.58	1,008	62		0.72	0.73	1.96
12/31/2011	11.11	0.19	(0.39)	(0.20)	(0.16)		–		10.75	(1.80)	731	51		0.73	0.73	1.75
12/31/2010	9.67	0.22	1.33	1.55	(0.11)		–		11.11	16.04	594	27		0.74	0.74	2.19
JNL/WMC Balanced Fund
Class A
12/31/2014	21.07	0.33	1.75	2.08	(0.27)		(0.69)		22.19	9.86	4,245,398	125	(r)	0.74	0.74	1.51
12/31/2013	18.15	0.31	3.18	3.49	(0.28)		(0.29)		21.07	19.33	3,345,428	205	(r)	0.74	0.74	1.53
12/31/2012	16.81	0.32	1.37	1.69	(0.22)		(0.13)		18.15	10.10	2,398,046	100	(r)	0.74	0.74	1.79
12/31/2011	16.45	0.30	0.24	0.54	(0.18)		–		16.81	3.27	1,792,691	52	(r)	0.74	0.74	1.81
12/31/2010	15.01	0.28	1.34	1.62	(0.18)		–		16.45	10.83	1,290,162	46	(r)	0.76	0.76	1.84
Class B
12/31/2014	21.56	0.39	1.79	2.18	(0.30)		(0.69)		22.75	10.11	1,511	125	(r)	0.54	0.54	1.71
12/31/2013	18.54	0.35	3.27	3.62	(0.31)		(0.29)		21.56	19.62	1,404	205	(r)	0.54	0.54	1.73
12/31/2012	17.16	0.36	1.39	1.75	(0.24)		(0.13)		18.54	10.26	1,181	100	(r)	0.54	0.54	1.99
12/31/2011	16.77	0.34	0.25	0.59	(0.20)		–		17.16	3.50	1,230	52	(r)	0.54	0.54	2.00
12/31/2010	15.29	0.32	1.35	1.67	(0.19)		–		16.77	10.99	1,041	46	(r)	0.56	0.56	2.04
JNL/WMC Money Market Fund
Class A
12/31/2014	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	1,286,438	N/A		0.18	0.56	0.00	(s)
12/31/2013	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	1,328,987	N/A		0.19	0.57	0.00	(s)
12/31/2012	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	1,243,885	N/A		0.25	0.57	0.00	(s)
12/31/2011	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	1,054,701	N/A		0.23	0.57	0.00	(s)
12/31/2010	1.00	0.00	0.00	0.00	(0.00	)(h)	–		1.00	0.00	706,007	N/A		0.27	0.57	0.00	(s)
Class B
12/31/2014	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	7,285	N/A		0.18	0.36	0.00	(s)
12/31/2013	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	7,755	N/A		0.19	0.37	0.00	(s)
12/31/2012	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	7,924	N/A		0.25	0.37	0.00	(s)
12/31/2011	1.00	0.00	0.00	0.00	(0.00	)(h)	(0.00	)(h)	1.00	0.00	8,547	N/A		0.23	0.37	0.00	(s)
12/31/2010	1.00	0.00	0.00	0.00	(0.00	)(h)	–		1.00	0.00	7,245	N/A		0.27	0.37	0.00	(s)
JNL/WMC Value Fund
Class A
12/31/2014	23.01	0.36	2.26	2.62	(0.36)		(1.02)		24.25	11.33	1,804,121	14		0.78	0.78	1.49
12/31/2013	18.54	0.35	5.39	5.74	(0.40)		(0.87)		23.01	31.05	1,717,996	23		0.78	0.78	1.63
12/31/2012	16.83	0.37	2.39	2.76	(0.42)		(0.63)		18.54	16.35	1,262,528	31		0.78	0.78	2.00
12/31/2011	17.37	0.29	(0.66)	(0.37)	(0.17)		–		16.83	(2.06)	1,220,027	19		0.79	0.79	1.66
12/31/2010	15.41	0.21	1.90	2.11	(0.15)		–		17.37	13.70	1,138,293	25		0.80	0.80	1.34
Class B
12/31/2014	23.44	0.41	2.32	2.73	(0.41)		(1.02)		24.74	11.58	32,446	14		0.58	0.58	1.69
12/31/2013	18.87	0.41	5.48	5.89	(0.45)		(0.87)		23.44	31.27	27,300	23		0.58	0.58	1.84
12/31/2012	17.12	0.42	2.43	2.85	(0.47)		(0.63)		18.87	16.59	19,665	31		0.58	0.58	2.20
12/31/2011	17.66	0.33	(0.68)	(0.35)	(0.19)		–		17.12	(1.87)	17,156	19		0.59	0.59	1.86
12/31/2010	15.65	0.25	1.93	2.18	(0.17)		–		17.66	13.92	17,032	25		0.60	0.60	1.53

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Statements

For a Share Outstanding

*

Commencement of operations was as follows: JNL/AllianceBernstein Dynamic Asset Allocation Fund - April 28, 2014; JNL/AQR Managed Futures Strategy Fund - August 29, 2011; JNL/BlackRock Global Allocation Fund - October 11, 2010; JNL/Boston Partners Global Long Short Equity Fund - September 15, 2014; JNL/Brookfield Global Infrastructure and MLP Fund - December 12, 2011; JNL/Franklin Templeton Global Multisector Bond Fund - December 12, 2011; JNL/Mellon Capital Emerging Markets Index Fund - August 29, 2011; JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund - April 30, 2012; JNL/Mellon Capital Utilities Sector Fund - April 29, 2013; JNL/Morgan Stanley Mid Cap Growth Fund - April 30, 2012; JNL/Neuberger Berman Strategic Income Fund - April 30, 2012; JNL/PPM America Floating Rate Income Fund - January 1, 2011; JNL/S&P International 5 Fund - September 15, 2014; JNL/S&P Mid 3 Fund - April 28, 2014; JNL/Scout Unconstrained Bond Fund - April 28, 2014.

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)

Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions. Securities sold short are considered long term investments for purposes of calculating portfolio turnover.

(e)	Consolidated Financial Statements starting year ended December 31, 2013.
(f)

Consolidated Financial Statements starting August 27, 2011. Prior to August 27, 2011, the JNL/BlackRock Global Allocation Fund had a Master-Feeder structure and invested substantially all its assets in a Master Fund. Accordingly, the ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s expenses.

(g)	The net and total ratios of expenses to average net assets without dividend expenses, borrowing fees on securities sold short or interest expense for the following funds were as follows:

	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
JNL/BlackRock Global Allocation Fund
Class A	1.07%	1.08%	N/A	N/A	N/A
Class B	0.87	0.88	N/A	N/A	N/A
JNL/Boston Partners Global Long Short Equity Fund
Class A	1.55	N/A	N/A	N/A	N/A
JNL/Goldman Sachs U.S. Equity Flex Fund
Class A	1.15	1.15	1.16%	1.15%	1.16%
Class B	0.95	0.95	0.96	0.95	0.96
JNL/PIMCO Real Return Fund
Class A	0.79	0.79	0.79	0.79	N/A
Class B	0.59	0.59	0.59	0.59	N/A
JNL/PIMCO Total Return Bond Fund
Class A	0.80	0.80	0.80	0.80	N/A
Class B	0.60	0.60	0.60	0.60	N/A

(h)	Amount represents less than $0.005.
(i)	Portfolio turnover for the JNL/BlackRock Global Allocation Fund excludes the liquidation transactions related to the transition from a Master-Feeder structure to a Sub-Advised Fund.
(j)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows: JNL/BlackRock Large Cap Select Growth Fund - 38.94% and 39.26%; JNL/Capital Guardian Global Balanced Fund - 15.44% and 15.65%; JNL/Capital Guardian Global Diversified Research Fund - 23.15% and 23.40%; JNL/Eagle SmallCap Equity Fund - 30.43% and 30.65%; JNL/Invesco Mid Cap Value Fund - 30.82% and 31.05%; JNL/JPMorgan International Value Fund - 21.33% and 21.52%; JNL/JPMorgan U.S. Government & Quality Bond Fund - (3.59)% and (3.40)%; JNL/Mellon Capital S&P 400 Mid Cap Index Fund - 32.92% and 33.12%; JNL/Mellon Capital Small Cap Index Fund - 38.35% and 38.56%; JNL/PPM America Value Equity Fund - 40.15% and 40.42%; JNL/T.Rowe Price Mid-Cap Growth Fund - 36.47% and 36.69%.

(k)	Portfolio turnover including dollar roll transactions for JNL/Capital Guardian Global Balanced Fund was 52%, 53%, 86%, 100% and 105% in 2010, 2011, 2012, 2013 and 2014, respectively.
(l)	Portfolio turnover including dollar roll transactions for JNL/Neuberger Berman Strategic Income Fund was 246%, 380% and 382% in 2012, 2013 and 2014, respectively.
(m)	Portfolio turnover including dollar roll transactions for JNL/Goldman Sachs Core Plus Bond Fund was 1,137%, 1,302%, 1,111%, 748% and 426% in 2010, 2011, 2012, 2013 and 2014, respectively.
(n)

Distribution amount for the JNL/Goldman Sachs Mid Cap Value Fund includes a return of capital distribution for Class A and Class B shares of $0.03 and $0.03 per share, respectively, for the year ended December 31, 2011.

(o)	Portfolio turnover including dollar roll transactions for JNL/Mellon Capital Bond Index Fund was 83%, 106%, 89%, 156% and 143% in 2010, 2011, 2012, 2013 and 2014, respectively.
(p)

Distribution amount for the JNL/Mellon Capital Small Cap Index Fund includes a return of capital distribution for Class A and Class B shares of $0.01 and $0.01 per share, respectively, for the year ended December 31, 2013.

(q)

Distribution amount for the JNL/Morgan Stanley Mid Cap Growth Fund includes a return of capital distribution for Class A and Class B shares of $0.01 and $0.01 per share, respectively, for the year ended December 31, 2012.

(r)	Portfolio turnover including dollar roll transactions for JNL/WMC Balanced Fund was 90%, 139%, 223%, 283% and 223% in 2010, 2011, 2012, 2013 and 2014, respectively.
(s)

The ratios for net income (loss) to average net assets without expense waivers for JNL/WMC Money Market Fund for 2010, 2011, 2012, 2013 and 2014 was (0.30)%, (0.34)%, (0.32)%, (0.38)% and (0.39)%, respectively for Class A and (0.10)%, (0.14)%, (0.12)%, (0.18)% and (0.19)%, respectively for Class B shares.

(t)	Consolidated Financial Statements since commencement of operations.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

NOTE 1. ORGANIZATION

The JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended, (“1933 Act”). The Trust currently offers shares in ninety-six (96) separate funds, each with its own investment objective. Information in these financial statements pertains to sixty-nine (69) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to life insurance company separate accounts and other registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies. Shares may also be sold directly to qualified and non-qualified retirement plans and to other affiliated funds. The Funds and each Fund’s Adviser/Sub-Adviser are:

Sub-Adviser:	Fund: (Sub-Sub-Advisers are identified in parenthesis)
AllianceBernstein L.P.	JNL/AllianceBernstein Dynamic Asset Allocation Fund
AQR Capital Management, LLC	JNL/AQR Managed Futures Strategy Fund
BlackRock Investment Management, LLC	JNL/BlackRock Commodity Securities Strategy Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Large Cap Select Growth Fund
Brookfield Investment Management, Inc.	JNL/Brookfield Global Infrastructure and MLP Fund
Capital Guardian Trust Company	JNL/Capital Guardian Global Balanced Fund and JNL/Capital Guardian Global Diversified Research Fund
Dimensional Funds Advisors LP	JNL/DFA U.S. Core Equity Fund
Eagle Asset Management, Inc.	JNL/Eagle SmallCap Equity Fund
Eastspring Investments (Singapore) Limited*	JNL/Eastspring Investments Asia ex-Japan Fund and JNL/Eastspring Investments China-India Fund
Templeton Global Advisors Limited	JNL/Franklin Templeton Global Growth Fund
Franklin Advisers, Inc.	JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Franklin Templeton Income Fund
Franklin Templeton Institutional, LLC	JNL/Franklin Templeton International Small Cap Growth Fund
Franklin Mutual Advisers, LLC	JNL/Franklin Templeton Mutual Shares Fund
Franklin Advisory Services, LLC	JNL/Franklin Templeton Small Cap Value Fund
Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International (Sub-Sub-Adviser)

JNL/Goldman Sachs Core Plus Bond Fund (Goldman Sachs Asset Management International), JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs U.S. Equity Flex Fund

Invesco Advisers, Inc. Invesco Asset Management Ltd. (Sub-Sub-Adviser)

JNL/Invesco Global Real Estate Fund (Invesco Asset Management Ltd.), JNL/Invesco International Growth Fund, JNL/Invesco Large Cap Growth Fund, JNL/Invesco Mid Cap Value Fund, JNL/Invesco Small Cap Growth Fund

Ivy Investment Management Company	JNL/Ivy Asset Strategy Fund
J.P. Morgan Investment Management Inc.	JNL/JPMorgan International Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund
Lazard Asset Management, LLC	JNL/Lazard Emerging Markets Fund
Mellon Capital Management Corporation

JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Global Alpha Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, JNL/Mellon Capital Utilities Sector Fund

Morgan Stanley Investment Management Inc.	JNL/Morgan Stanley Mid Cap Growth Fund
Neuberger Berman Fixed Income LLC	JNL/Neuberger Berman Strategic Income Fund
OppenheimerFunds, Inc.	JNL/Oppenheimer Global Growth Fund
Pacific Investment Management Company LLC	JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund
PPM America, Inc.*	JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund
Red Rocks Capital LLC	JNL/Red Rocks Listed Private Equity Fund
Robeco Boston Partners	JNL/Boston Partners Global Long Short Equity Fund

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Sub-Adviser:	Fund: (Sub-Sub-Advisers are identified in parenthesis)
Standard & Poor’s Investment Advisory Services LLC

JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund (all Co-Sub-Advised by Mellon Capital Management Corporation)

Scout Investments, Inc.	JNL/Scout Unconstrained Bond Fund
T. Rowe Price Associates, Inc.

JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund (Co-Sub-Advised by Mellon Capital Management Corporation), JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund

Wellington Management Company, LLP	JNL/WMC Balanced Fund, JNL/WMC Money Market Fund, JNL/WMC Value Fund
*	PPM America, Inc. and Eastspring Investments (Singapore) Limited are affiliates of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Commodity Securities Strategy Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Eastspring Investments Asia ex-Japan Fund, JNL/Eastspring Investments China-India Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Invesco Mid Cap Value Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Global Alpha Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P Total Yield Fund.

Each Fund, except JNL/AllianceBernstein Dynamic Asset Allocation Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/PPM America Floating Rate Income Fund, JNL/S&P International 5 Fund and JNL/Scout Unconstrained Bond Fund offers Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

JNL/AllianceBernstein Dynamic Asset Allocation Fund, JNL/S&P Mid 3 Fund and JNL/Scout Unconstrained Bond Fund commenced operations April 28, 2014. JNL/Boston Partners Global Long Short Equity Fund and JNL/S&P International 5 Fund commenced operations September 15, 2014.

Effective April 28, 2014 the name of JNL/Brookfield Global Infrastructure Fund was changed to JNL/Brookfield Global Infrastructure and MLP Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Securities Lending Cash Collateral Fund LLC, which provides daily liquidity, is valued at the daily reported NAV of the fund, as a practical expedient, as of the close of the NYSE on each valuation date. All securities in the JNL/WMC Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or widely used quotation system. Term loans are generally valued at the composite bid prices provided by approved pricing services. Commodity-linked structured notes and credit linked notes are valued by approved pricing services. Futures contracts traded on an exchange are

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The JNL/WMC Money Market Fund declares dividends from net investment income daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation - The accompanying financial statements and Schedules of Investments for JNL/AllianceBernstein Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Commodity Securities Strategy Fund, JNL/BlackRock Global Allocation Fund and JNL/Ivy Asset Strategy Fund have each been consolidated to include the respective account of JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., JNL/AQR Managed Futures Strategy Fund Ltd., JNL/BlackRock Commodity Securities Strategy Fund Ltd., JNL/BlackRock Global Allocation Fund Ltd. and JNL/Ivy Asset Strategy Fund Ltd. (each a “Subsidiary”). Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. The Subsidiary allows each Fund to hold commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is subject to the same investment policies and restrictions as the Fund. The summary below provides additional information for each Subsidiary.

	JNL/Alliance Bernstein Dynamic Asset Allocation Fund Ltd.	JNL/AQR Managed Futures Strategy Fund Ltd.	JNL/BlackRock Commodity Securities Strategy Fund Ltd.	JNL/BlackRock Global Allocation Fund Ltd.	JNL/Ivy Asset Strategy Fund Ltd.
Date established	March 7, 2014	June 10, 2011	April 23, 2013	June 10, 2011	April 23, 2013
At December 31, 2014
Subsidiary net assets	$228	$122,595	$66,197	$36,142	$236,935
Subsidiary percentage of Fund net assets	1.13%	23.74%	5.91%	1.06%	7.75%
Net unrealized appreciation (depreciation)	$(7)	$11,230	$(15,682)	$(6,012)	$(11,234)
For the year ended December 31, 2014
Net investment loss	$(3)	$(1,136)	$(587)	$(329)	$(2,491)
Net realized gain (loss)	(162)	32,372	(33,995)	(3,372)	(15,554)
Net change in unrealized appreciation (depreciation)	(7)	7,921	(13,004)	1,357	(7,336)

Net increase (decrease) in net assets from operations	$(172)	$39,157	$(47,586)	$(2,344)	$(25,381)

Statement of Cash Flows - GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through the use of securities sold short, transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”. The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014. Management is currently evaluating the impact the ASU may have on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported NAV.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes, term loans that do not meet certain liquidity thresholds, where prices may be unavailable due to halted trading, restricted to resale due to market events, private placements, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2014, by valuation level. For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/AllianceBernstein Dynamic Asset Allocation Fund
Investment Companies	$11,329	$—	$—	$11,329
Government and Agency Obligations	—	1,568	—	1,568
Short Term Investments	2,825	—	—	2,825

Fund Total	$14,154	$1,568	$—	$15,722
JNL/AQR Managed Futures Strategy Fund
Short Term Investments	$295,311	$188,805	—	484,116

Fund Total	$295,311	$188,805	$—	$484,116
JNL/BlackRock Commodity Securities Strategy Fund
Common Stocks	$836,461	$10,972	$—	$847,433
Commodity Indexed Structured Notes	—	69,818	—	69,818
Short Term Investments	45,955	171,981	—	217,936

Fund Total	$882,416	$252,771	$—	$1,135,187
JNL/BlackRock Global Allocation Fund
Common Stocks
Consumer Discretionary	$82,242	$112,618	$1,371	$196,231
Consumer Staples	54,749	49,278	17	104,044
Energy	117,559	52,256	—	169,815
Financials	186,989	139,362	—	326,351
Health Care	217,246	80,574	—	297,820
Industrials	128,591	134,575	—	263,166
Information Technology	164,411	52,218	—	216,629
Materials	65,488	81,260	—	146,748
Telecommunication Services	25,779	29,769	—	55,548
Utilities	44,987	24,293	—	69,280
Trust Preferreds	12,385	—	—	12,385
Preferred Stocks	32,044	29,353	26,924	88,321
Rights	180	—	—	180
Warrants	130	279	—	409
Purchased Options	48	45,503	—	45,551
Investment Companies	24,159	—	—	24,159
Corporate Bonds and Notes	—	272,840	6,744	279,584
Government and Agency Obligations	—	466,402	—	466,402
Other Equity Interests	—	—	—	—
Short Term Investments	79,485	686,132	—	765,617

Fund Total	$1,236,472	$2,256,712	$35,056	$3,528,240

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/BlackRock Large Cap Select Growth Fund
Common Stocks	$1,219,370	$—	$—	$1,219,370
Preferred Stocks	—	—	9,994	9,994
Short Term Investments	34,308	—	—	34,308

Fund Total	$1,253,678	$—	$9,994	$1,263,672
JNL/Boston Partners Global Long Short Equity Fund
Common Stocks	$240,523	$123,675	$—	$364,198
Warrants	15	—	—	15
Short Term Investments	13,790	—	—	13,790

Fund Total	$254,328	$123,675	$—	$378,003
JNL/Brookfield Global Infrastructure and MLP Fund
Common Stocks	$882,597	$399,743	$—	$1,282,340
Short Term Investments	121,624	—	—	121,624

Fund Total	$1,004,221	$399,743	$—	$1,403,964
JNL/Capital Guardian Global Balanced Fund
Common Stocks
Consumer Discretionary	$26,697	$20,866	$—	$47,563
Consumer Staples	1,334	10,257	—	11,591
Energy	14,190	4,278	—	18,468
Financials	34,271	28,842	—	63,113
Health Care	23,782	10,756	—	34,538
Industrials	23,315	15,283	—	38,598
Information Technology	24,442	23,596	—	48,038
Materials	7,096	4,623	—	11,719
Telecommunication Services	2,881	17,396	—	20,277
Utilities	2,727	4,366	—	7,093
Preferred Stocks	1,771	1,272	—	3,043
Non-U.S. Government Agency ABS	—	4,850	—	4,850
Corporate Bonds and Notes	—	21,395	—	21,395
Government and Agency Obligations	—	125,553	—	125,553
Short Term Investments	44,756	—	—	44,756

Fund Total	$207,262	$293,333	$—	$500,595
JNL/Capital Guardian Global Diversified Research Fund
Common Stocks
Argentina	$2,258	$—	$—	$2,258
Australia	—	3,386	—	3,386
Brazil	997	—	—	997
Canada	7,072	—	—	7,072
Chile	1,379	—	—	1,379
China	—	12,984	—	12,984
Denmark	—	6,196	—	6,196
Finland	—	4,148	—	4,148
France	—	9,210	—	9,210
Germany	—	2,409	—	2,409
Greece	—	2,094	—	2,094
Hong Kong	—	13,008	—	13,008
India	2,636	4,921	—	7,557
Ireland	7,482	—	—	7,482
Japan	—	31,922	—	31,922
Macau	—	2,456	—	2,456
Mexico	5,725	—	—	5,725
Netherlands	2,070	13,321	—	15,391
Norway	—	472	—	472
Russian Federation	1,489	755	—	2,244
Singapore	4,084	3,111	—	7,195
South Africa	—	3,699	—	3,699
South Korea	3,625	4,664	—	8,289
Sweden	—	8,621	—	8,621
Switzerland	2,815	18,318	—	21,133
Taiwan	3,581	—	—	3,581
United Kingdom	4,258	15,954	—	20,212
United States of America	187,914	—	—	187,914
Preferred Stocks	4,338	1,775	—	6,113
Short Term Investments	37,831	—	—	37,831

Fund Total	$279,554	$163,424	$—	$442,978
JNL/DFA U.S. Core Equity Fund
Common Stocks	$692,589	$—	$—	$692,589
Rights	5	—	—	5
Warrants	—	—	—	—
Short Term Investments	25,492	—	—	25,492

Fund Total	$718,086	$—	$—	$718,086

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Eagle SmallCap Equity Fund
Common Stocks	$1,360,837	$—	$—	$1,360,837
Short Term Investments	144,926	—	—	144,926

Fund Total	$1,505,763	$—	$—	$1,505,763
JNL/Eastspring Investments Asia ex-Japan Fund
Common Stocks	$4,886	$135,703	$—	$140,589
Short Term Investments	1,596	—	—	1,596

Fund Total	$6,482	$135,703	$—	$142,185
JNL/Eastspring Investments China-India Fund
Common Stocks	$30,962	$339,137	$—	$370,099
Short Term Investments	16,163	—	—	16,163

Fund Total	$47,125	$339,137	$—	$386,262
JNL/Franklin Templeton Global Growth Fund
Common Stocks
Brazil	$6,529	$—	$—	$6,529
Canada	25,661	—	—	25,661
China	8,551	16,032	—	24,583
Denmark	—	6,023	—	6,023
France	—	101,009	—	101,009
Germany	—	75,893	—	75,893
Hong Kong	—	9,506	—	9,506
Ireland	—	16,622	—	16,622
Israel	25,011	—	—	25,011
Italy	—	25,721	—	25,721
Japan	—	31,642	—	31,642
Netherlands	—	64,555	—	64,555
Portugal	—	8,934	—	8,934
Russian Federation	329	9,562	—	9,891
Singapore	—	21,491	—	21,491
South Korea	20,700	34,448	—	55,148
Spain	—	16,873	—	16,873
Sweden	—	20,802	—	20,802
Switzerland	—	43,669	—	43,669
Thailand	—	3,258	—	3,258
Turkey	15,315	—	—	15,315
United Kingdom	13,087	118,090	—	131,177
United States of America	424,479	—	—	424,479
Short Term Investments	126,166	—	—	126,166

Fund Total	$665,828	$624,130	$—	$1,289,958
JNL/Franklin Templeton Global Multisector Bond Fund
Corporate Bonds and Notes	$—	$339,611	$—	$339,611
Government and Agency Obligations	—	1,175,542	—	1,175,542
Common Stocks	—	—	278	278
Preferred Stocks	—	—	618	618
Short Term Investments	214,564	322,584	—	537,148

Fund Total	$214,564	$1,837,737	$896	$2,053,197
JNL/Franklin Templeton Income Fund
Common Stocks	$1,249,244	$68,974	$8,684	$1,326,902
Equity Linked Structured Notes	—	91,760	—	91,760
Preferred Stocks	50,655	24,253	1,405	76,313
Warrants	133	—	—	133
Corporate Bonds and Notes	—	1,078,895	—	1,078,895
Other Equity Interests	—	—	1	1
Short Term Investments	278,039	—	—	278,039

Fund Total	$1,578,071	$1,263,882	$10,090	$2,852,043
JNL/Franklin Templeton International Small Cap Growth Fund
Common Stocks
Australia	$—	$552	$—	$552
Austria	—	1,046	—	1,046
Belgium	10,483	1,464	—	11,947
Bermuda	13,208	—	—	13,208
Brazil	1,233	—	—	1,233
Canada	24,980	—	—	24,980
China	—	4,559	—	4,559
Denmark	—	4,971	—	4,971
Finland	—	24,054	—	24,054
France	11,640	6,287	—	17,927
Germany	—	9,641	—	9,641
Greece	—	392	—	392
Hong Kong	4,606	9,690	—	14,296
India	—	566	—	566

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Franklin Templeton International Small Cap Growth Fund (continued)
Ireland	$22,974	$21,113	$—	$44,087
Italy	462	12,005	—	12,467
Japan	—	42,008	—	42,008
Luxembourg	1,788	—	—	1,788
Netherlands	13,756	17,556	—	31,312
Norway	1,256	2,796	—	4,052
Philippines	—	2,686	—	2,686
Russian Federation	—	180	—	180
Singapore	—	9,626	—	9,626
South Korea	—	13,841	—	13,841
Spain	1,651	11,433	—	13,084
Sweden	—	2,698	—	2,698
Switzerland	4,883	—	—	4,883
Taiwan	—	6,767	—	6,767
Thailand	—	835	—	835
United Kingdom	47,211	45,168	—	92,379
United States of America	16,423	—	—	16,423
Preferred Stocks	—	1,253	—	1,253
Rights	—	39	—	39
Investment Companies	1,294	—	—	1,294
Short Term Investments	41,172	—	—	41,172

Fund Total	$219,020	$253,226	$—	$472,246
JNL/Franklin Templeton Mutual Shares Fund
Common Stocks	$855,829	$180,674	$3,417	$1,039,920
Preferred Stocks	—	7,863	—	7,863
Corporate Bonds and Notes	—	64,090	—	64,090
Government and Agency Obligations	—	2,987	—	2,987
Other Equity Interests	—	6,712	—	6,712
Short Term Investments	106,569	—	—	106,569

Fund Total	$962,398	$262,326	$3,417	$1,228,141
JNL/Franklin Templeton Small Cap Value Fund
Common Stocks	$1,063,278	$18,129	$—	$1,081,407
Corporate Bonds and Notes	—	5,318	—	5,318
Short Term Investments	80,362	—	—	80,362

Fund Total	$1,143,640	$23,447	$—	$1,167,087
JNL/Goldman Sachs Core Plus Bond Fund
Non-U.S. Government Agency ABS	$—	$123,826	$—	$123,826
Corporate Bonds and Notes	—	289,507	277	289,784
Government and Agency Obligations	—	644,538	—	644,538
Common Stocks	—	—	—	—
Short Term Investments	48,479	1,992	—	50,471

Fund Total	$48,479	$1,059,863	$277	$1,108,619
JNL/Goldman Sachs Emerging Markets Debt Fund
Corporate Bonds and Notes	$—	$162,230	$—	$162,230
Government and Agency Obligations	—	378,156	—	378,156
Credit Linked Structured Notes	—	65,800	—	65,800
Common Stocks	—	—	28	28
Short Term Investments	26,926	21,312	—	48,238

Fund Total	$26,926	$627,498	$28	$654,452
JNL/Goldman Sachs Mid Cap Value Fund
Common Stocks	$1,234,544	$—	$—	$1,234,544
Rights	165	—	—	165
Short Term Investments	63,025	—	—	63,025

Fund Total	$1,297,734	$—	$—	$1,297,734
JNL/Goldman Sachs U.S. Equity Flex Fund
Common Stocks	$421,482	$—	$—	$421,482
Short Term Investments	13,962	—	—	13,962

Fund Total	$435,444	$—	$—	$435,444
JNL/Invesco Global Real Estate Fund
Common Stocks
Australia	$—	$122,469	$—	$122,469
Austria	—	4,803	—	4,803
Canada	65,008	—	—	65,008
China	—	4,550	—	4,550
Finland	—	6,455	—	6,455
France	8,007	70,571	—	78,578
Germany	—	40,361	—	40,361
Hong Kong	35,229	118,020	—	153,249
Japan	—	237,956	—	237,956
Luxembourg	—	15,682	—	15,682

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Invesco Global Real Estate Fund (continued)
Malta	$—	$—	$—	$—
Netherlands	9,865	—	—	9,865
Singapore	—	60,753	—	60,753
Sweden	—	21,156	—	21,156
United Kingdom	12,879	111,468	—	124,347
United States of America	1,043,711	—	—	1,043,711
Short Term Investments	71,926	—	—	71,926

Fund Total	$1,246,625	$814,244	$—	$2,060,869
JNL/Invesco International Growth Fund
Common Stocks	$323,733	$1,101,451	$—	$1,425,184
Short Term Investments	140,400	—	—	140,400

Fund Total	$464,133	$1,101,451	$—	$1,565,584
JNL/Invesco Large Cap Growth Fund
Common Stocks	$1,087,126	$—	$—	$1,087,126
Short Term Investments	36,984	—	—	36,984

Fund Total	$1,124,110	$—	$—	$1,124,110
JNL/Invesco Mid Cap Value Fund
Common Stocks	$564,928	$9,315	$—	$574,243
Short Term Investments	41,357	—	—	41,357

Fund Total	$606,285	$9,315	$—	$615,600
JNL/Invesco Small Cap Growth Fund
Common Stocks	$889,790	$—	$—	$889,790
Rights	9	—	—	9
Short Term Investments	89,029	—	—	89,029

Fund Total	$978,828	$—	$—	$978,828
JNL/Ivy Asset Strategy Fund
Common Stocks	$1,629,809	$439,279	$129,737	$2,198,825
Preferred Stocks	—	3,030	—	3,030
Purchased Options	—	1,487	—	1,487
Corporate Bonds and Notes	—	—	88,951	88,951
Precious Metals	231,504	—	—	231,504
Short Term Investments	69,162	473,947	—	543,109

Fund Total	$1,930,475	$917,743	$218,688	$3,066,906
JNL/JPMorgan International Value Fund
Common Stocks	$12,980	$619,880	$—	$632,860
Preferred Stocks	—	4,455	—	4,455
Rights	243	—	—	243
Short Term Investments	16,126	—	—	16,126

Fund Total	$29,349	$624,335	$—	$653,684
JNL/JPMorgan MidCap Growth Fund
Common Stocks	$1,319,907	$—	$—	$1,319,907
Short Term Investments	112,119	—	—	112,119

Fund Total	$1,432,026	$—	$—	$1,432,026
JNL/JPMorgan U.S. Government & Quality Bond Fund
Non-U.S. Government Agency ABS	$—	$42,693	$2,091	$44,784
Corporate Bonds and Notes	—	39,257	—	39,257
Government and Agency Obligations	—	1,067,369	—	1,067,369
Short Term Investments	97,186	—	—	97,186

Fund Total	$97,186	$1,149,319	$2,091	$1,248,596
JNL/Lazard Emerging Markets Fund
Common Stocks
Argentina	$14,084	$—	$—	$14,084
Brazil	177,500	—	—	177,500
China	109,029	109,438	—	218,467
Colombia	16,142	—	—	16,142
Egypt	—	15,350	—	15,350
Greece	—	3,049	—	3,049
Hong Kong	—	3,787	—	3,787
Hungary	—	12,051	—	12,051
India	33,567	84,886	—	118,453
Indonesia	28,085	56,970	—	85,055
Macau	—	18,165	—	18,165
Mexico	25,898	—	—	25,898
Pakistan	15,841	—	—	15,841
Peru	3,236	—	—	3,236
Philippines	20,541	—	—	20,541
Poland	—	2,848	—	2,848
Russian Federation	37,816	46,394	—	84,210
South Africa	7,311	89,626	—	96,937
South Korea	—	165,271	—	165,271

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Lazard Emerging Markets Fund (continued)
Sweden	$—	$3,719	$—	$3,719
Taiwan	49,080	24,169	—	73,249
Thailand	—	26,000	—	26,000
Turkey	10,123	69,158	—	79,281
United Kingdom	—	7,808	—	7,808
Preferred Stocks	2,972	—	—	2,972
Short Term Investments	103,210	—	—	103,210

Fund Total	$654,435	$738,689	$—	$1,393,124
JNL/Mellon Capital Emerging Markets Index Fund
Common Stocks	$123,617	$625,349	$8	$748,974
Preferred Stocks	37,703	7,238	—	44,941
Rights	—	14	—	14
Short Term Investments	31,236	740	—	31,976

Fund Total	$192,556	$633,341	$8	$825,905
JNL/Mellon Capital European 30 Fund
Common Stocks	$—	$259,039	$—	$259,039
Investment Companies	624	—	—	624
Short Term Investments	19,255	—	—	19,255

Fund Total	$19,879	$259,039	$—	$278,918
JNL/Mellon Capital Pacific Rim 30 Fund
Common Stocks	$11,583	$156,819	$—	$168,402
Investment Companies	4,173	—	—	4,173
Short Term Investments	13,792	—	—	13,792

Fund Total	$29,548	$156,819	$—	$186,367
JNL/Mellon Capital S&P 500 Index Fund
Common Stocks	$4,106,042	$—	$—	$4,106,042
Short Term Investments	84,699	178,084	—	262,783

Fund Total	$4,190,741	$178,084	$—	$4,368,825
JNL/Mellon Capital S&P 400 MidCap Index Fund
Common Stocks	$1,860,496	$—	$—	$1,860,496
Short Term Investments	150,449	2,159	—	152,608

Fund Total	$2,010,945	$2,159	$—	$2,013,104
JNL/Mellon Capital Small Cap Index Fund
Common Stocks	$1,899,906	$154	$—	$1,900,060
Rights	—	74	—	74
Warrants	—	—	—	—
Other Equity Interests	—	—	—	—
Short Term Investments	233,774	1,000	—	234,774

Fund Total	$2,133,680	$1,228	$—	$2,134,908
JNL/Mellon Capital International Index Fund
Common Stocks	$33,458	$2,108,445	$—	$2,141,903
Preferred Stocks	—	16,376	—	16,376
Rights	199	226	—	425
Short Term Investments	117,081	4,069	—	121,150

Fund Total	$150,738	$2,129,116	$—	$2,279,854
JNL/Mellon Capital Bond Index Fund
Non-U.S. Government Agency ABS	$—	$21,057	$—	$21,057
Corporate Bonds and Notes	—	235,456	—	235,456
Government and Agency Obligations	—	644,925	—	644,925
Short Term Investments	35,336	—	—	35,336

Fund Total	$35,336	$901,438	$—	$936,774
JNL/Mellon Capital Global Alpha Fund
Purchased Options	$2,883	$—	$—	$2,883
Short Term Investments	2,787	38,072	—	40,859

Fund Total	$5,670	$38,072	$—	$43,742
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
Common Stocks	$102,845	$—	$—	$102,845
Short Term Investments	7,408	—	—	7,408

Fund Total	$110,253	$—	$—	$110,253
JNL/Mellon Capital Utilities Sector Fund
Common Stocks	$46,307	$—	$—	$46,307
Short Term Investments	1,879	—	—	1,879

Fund Total	$48,186	$—	$—	$48,186
JNL/Morgan Stanley Mid Cap Growth Fund
Common Stocks	$200,081	$—	$2,318	$202,399
Preferred Stocks	—	—	2,714	2,714
Purchased Options	—	252	—	252
Short Term Investments	37,311	—	—	37,311

Fund Total	$237,392	$252	$5,032	$242,676

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Neuberger Berman Strategic Income Fund
Non-U.S. Government Agency ABS	$—	$139,076	$—	$139,076
Corporate Bonds and Notes	—	174,699	—	174,699
Government and Agency Obligations	—	328,950	—	328,950
Investment Companies	34,740	—	—	34,740
Variable Rate Senior Loan Interests	—	83,802	—	83,802
Short Term Investments	77,288	—	—	77,288

Fund Total	$112,028	$726,527	$—	$838,555
JNL/Oppenheimer Global Growth Fund
Common Stocks
Brazil	$39,507	$—	$—	$39,507
China	7,704	—	—	7,704
Denmark	—	5,196	—	5,196
France	—	62,439	—	62,439
Germany	—	100,081	—	100,081
India	21,966	21,234	—	43,200
Italy	—	17,712	—	17,712
Japan	—	130,363	—	130,363
Mexico	9,144	—	—	9,144
Netherlands	—	20,916	—	20,916
Russian Federation	3,798	—	—	3,798
Spain	—	42,223	—	42,223
Sweden	—	51,842	—	51,842
Switzerland	22,246	42,062	—	64,308
United Kingdom	1,876	34,313	—	36,189
United States of America	555,308	—	—	555,308
Preferred Stocks	386	22,791	—	23,177
Rights	372	2,318	—	2,690
Short Term Investments	61,466	—	—	61,466

Fund Total	$723,773	$553,490	$—	$1,277,263
JNL/PIMCO Real Return Fund
Non-U.S. Government Agency ABS	$—	$158,624	$10,895	$169,519
Corporate Bonds and Notes	—	107,349	5,310	112,659
Government and Agency Obligations	—	2,328,057	—	2,328,057
Preferred Stocks	—	607	—	607
Purchased Options	—	1,824	—	1,824
Other Equity Interests	—	15	—	15
Short Term Investments	4,022	164,529	—	168,551

Fund Total	$4,022	$2,761,005	$16,205	$2,781,232
JNL/PIMCO Total Return Bond Fund
Non-U.S. Government Agency ABS	$—	$461,533	$—	$461,533
Corporate Bonds and Notes	—	1,244,200	—	1,244,200
Government and Agency Obligations	—	2,901,837	—	2,901,837
Preferred Stocks	—	6,075	—	6,075
Trust Preferreds	19,521	—	—	19,521
Other Equity Interests	—	—	—	—
Short Term Investments	37,769	455,142	—	492,911

Fund Total	$57,290	$5,068,787	$—	$5,126,077
JNL/PPM America Floating Rate Income Fund
Corporate Bonds and Notes	$—	$63,910	$—	$63,910
Variable Rate Senior Loan Interests	—	1,425,404	39,434	1,464,838
Short Term Investments	42,255	—	—	42,255

Fund Total	$42,255	$1,489,314	$39,434	$1,571,003
JNL/PPM America High Yield Bond Fund
Non-U.S. Government Agency ABS	$—	$26,258	$—	$26,258
Corporate Bonds and Notes	—	2,204,849	39,822	2,244,671
Common Stocks	179,198	—	779	179,977
Preferred Stocks	44,030	1,014	—	45,044
Investment Companies	92,034	—	—	92,034
Other Equity Interests	—	16,672	—	16,672
Short Term Investments	425,982	—	—	425,982

Fund Total	$741,244	$2,248,793	$40,601	$3,030,638
JNL/PPM America Mid Cap Value Fund
Common Stocks	$390,070	$—	$—	$390,070
Short Term Investments	19,493	—	—	19,493

Fund Total	$409,563	$—	$—	$409,563
JNL/PPM America Small Cap Value Fund
Common Stocks	$225,594	$—	$—	$225,594
Short Term Investments	14,817	—	—	14,817

Fund Total	$240,411	$—	$—	$240,411

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/PPM America Value Equity Fund
Common Stocks	$213,380	$—	$—	$213,380
Short Term Investments	5,563	—	—	5,563

Fund Total	$218,943	$—	$—	$218,943
JNL/Red Rocks Listed Private Equity Fund
Common Stocks
Diversified	$5,451	$103,982	$—	$109,433
Financials	500,720	207,689	—	708,409
Industrials	19,883	10,679	—	30,562
Short Term Investments	13,296	—	—	13,296

Fund Total	$539,350	$322,350	$—	$861,700
JNL/S&P Competitive Advantage Fund
Common Stocks	$2,799,787	$—	$—	$2,799,787
Short Term Investments	86,273	65,000	—	151,273

Fund Total	$2,886,060	$65,000	$—	$2,951,060
JNL/S&P Dividend Income & Growth Fund
Common Stocks	$4,268,382	$—	$—	$4,268,382
Short Term Investments	35,713	110,000	—	145,713

Fund Total	$4,304,095	$110,000	$—	$4,414,095
JNL/S&P International 5 Fund
Common Stocks	$14,466	$108,285	$—	$122,751
Short Term Investments	605	—	—	605

Fund Total	$15,071	$108,285	$—	$123,356
JNL/S&P Intrinsic Value Fund
Common Stocks	$2,626,996	$—	$—	$2,626,996
Short Term Investments	94,088	—	—	94,088

Fund Total	$2,721,084	$—	$—	$2,721,084
JNL/S&P Mid 3 Fund
Common Stocks	$164,193	$—	$—	$164,193
Short Term Investments	2,517	—	—	2,517

Fund Total	$166,710	$—	$—	$166,710
JNL/S&P Total Yield Fund
Common Stocks	$1,911,357	$—	$—	$1,911,357
Short Term Investments	12,449	—	—	12,449

Fund Total	$1,923,806	$—	$—	$1,923,806
JNL/Scout Unconstrained Bond Fund
Non-U.S. Government Agency ABS	$—	$66,563	$—	$66,563
Corporate Bonds and Notes	—	219,909	—	219,909
Government and Agency Obligations	—	388,988	—	388,988
Short Term Investments	12,662	—	—	12,662

Fund Total	$12,662	$675,460	$—	$688,122
JNL/T. Rowe Price Established Growth Fund
Common Stocks	$4,778,585	$97,293	$—	$4,875,878
Preferred Stocks	—	—	22,908	22,908
Short Term Investments	209,633	—	—	209,633

Fund Total	$4,988,218	$97,293	$22,908	$5,108,419
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	$2,922,000	$—	$6,160	$2,928,160
Preferred Stocks	—	—	12,170	12,170
Short Term Investments	255,603	—	—	255,603

Fund Total	$3,177,603	$—	$18,330	$3,195,933
JNL/T. Rowe Price Short-Term Bond Fund
Non-U.S. Government Agency ABS	$—	$467,535	$—	$467,535
Corporate Bonds and Notes	—	847,633	—	847,633
Government and Agency Obligations	—	434,397	—	434,397
Short Term Investments	51,047	—	—	51,047

Fund Total	$51,047	$1,749,565	$—	$1,800,612
JNL/T. Rowe Price Value Fund
Common Stocks	$3,485,559	$53,088	$—	$3,538,647
Short Term Investments	92,492	—	—	92,492

Fund Total	$3,578,051	$53,088	$—	$3,631,139
JNL/WMC Balanced Fund
Common Stocks	$2,727,570	$—	$—	$2,727,570
Non-U.S. Government Agency ABS	—	86,826	1,868	88,694
Corporate Bonds and Notes	—	388,386	—	388,386
Government and Agency Obligations	—	1,114,342	—	1,114,342
Short Term Investments	276,000	49,997	—	325,997

Fund Total	$3,003,570	$1,639,551	$1,868	$4,644,989

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/WMC Money Market Fund
Corporate Bonds and Notes	$—	$180,162	$—	$180,162
Government and Agency Obligations	—	235,538	—	235,538
Short Term Investments	—	710,118	—	710,118

Fund Total	$—	$1,125,818	$—	$1,125,818
JNL/WMC Value Fund
Common Stocks	$1,793,594	$22,895	$—	$1,816,489
Short Term Investments	32,156	—	—	32,156

Fund Total	$1,825,750	$22,895	$—	$1,848,645

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total

JNL/BlackRock Global Allocation Fund
Common Stocks	$(4,499)	$—	$—	$(4,499)

Fund Total	$(4,499)	$—	$—	$(4,499)
JNL/Boston Partners Global Long Short Equity Fund
Common Stocks	$(114,567)	$(37,044)	$—	$(151,611)

Fund Total	$(114,567)	$(37,044)	$—	$(151,611)
JNL/Goldman Sachs Core Plus Bond Fund
Government and Agency Obligations	$—	$(1,011)	$—	$(1,011)

Fund Total	$—	$(1,011)	$—	$(1,011)
JNL/Goldman Sachs U.S. Equity Flex Fund
Common Stocks	$(83,873)	$—	$—	$(83,873)

Fund Total	$(83,873)	$—	$—	$(83,873)
JNL/Mellon Capital Bond Index Fund
Government and Agency Obligations	$—	$(10,835)	$—	$(10,835)

Fund Total	$—	$(10,835)	$—	$(10,835)
JNL/WMC Balanced Fund
Government and Agency Obligations	$—	$(203,098)	$—	$(203,098)

Fund Total	$—	$(203,098)	$—	$(203,098)

	Assets - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/AllianceBernstein Dynamic Asset Allocation Fund
Open Futures Contracts	$104	$–	$–	$104
Open Forward Foreign Currency Contracts	–	24	–	24
OTC Total Return Swap Agreements	–	4	–	4

Fund Total	$104	$28	$–	$132
JNL/AQR Managed Futures Strategy Fund
Open Futures Contracts	$20,057	$–	$–	$20,057
Open Forward Foreign Currency Contracts	–	7,682	–	7,682
OTC Total Return Swap Agreements	–	3,275	–	3,275

Fund Total	$20,057	$10,957	$–	$31,014
JNL/BlackRock Global Allocation Fund
Open Futures Contracts	$403	$–	$–	$403
Open Forward Foreign Currency Contracts	–	17,580	–	17,580
OTC Interest Rate Swap Agreements	–	148	–	148
Centrally Cleared Interest Rate Swap Agreements	–	1,740	–	1,740
OTC Credit Default Swap Agreements	–	1,114	–	1,114
Centrally Cleared Credit Default Swap Agreements	–	28	–	28
OTC Total Return Swap Agreements	–	714	–	714

Fund Total	$403	$21,324	$–	$21,727
JNL/Boston Partners Global Long Short Equity Fund
Contracts for Difference	$–	$74	$–	$74

Fund Total	$–	$74	$–	$74
JNL/Capital Guardian Global Balanced Fund
Open Forward Foreign Currency Contracts	$–	$613	$–	$613

Fund Total	$–	$613	$–	$613
JNL/Franklin Templeton Global Multisector Bond Fund
Open Forward Foreign Currency Contracts	$–	$118,861	$–	$118,861
Centrally Cleared Interest Rate Swap Agreements	–	846	–	846

Fund Total	$–	$119,707	$–	$119,707
JNL/Franklin Templeton Mutual Shares Fund
Open Forward Foreign Currency Contracts	$–	$9,324	$–	$9,324

Fund Total	$–	$9,324	$–	$9,324

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/Goldman Sachs Core Plus Bond Fund
Open Futures Contracts	$479	$–	$–	$479
Open Forward Foreign Currency Contracts	–	3,855	–	3,855
OTC Interest Rate Swap Agreements	–	243	–	243
Centrally Cleared Interest Rate Swap Agreements	–	4,732	–	4,732
OTC Credit Default Swap Agreements	–	6	–	6

Fund Total	$479	$8,836	$–	$9,315
JNL/Goldman Sachs Emerging Markets Debt Fund
Open Futures Contracts	$137	$–	$–	$137
Open Forward Foreign Currency Contracts	–	8,171	–	8,171
OTC Interest Rate Swap Agreements	–	2,680	–	2,680
Centrally Cleared Interest Rate Swap Agreements	–	582	–	582
Cross-Currency Swap Agreements	–	1,001	–	1,001
OTC Credit Default Swap Agreements	–	82	–	82

Fund Total	$137	$12,516	$–	$12,653
JNL/Invesco Mid Cap Value Fund
Open Forward Foreign Currency Contracts	$–	$69	$–	$69

Fund Total	$–	$69	$–	$69
JNL/Ivy Asset Strategy Fund
Open Forward Foreign Currency Contracts	$–	$549	$–	$549

Fund Total	$–	$549	$–	$549
JNL/JPMorgan International Value Fund
Open Forward Foreign Currency Contracts	$–	$2,608	$–	$2,608

Fund Total	$–	$2,608	$–	$2,608
JNL/Mellon Capital Emerging Markets Index Fund
Open Futures Contracts	$316	$–	$–	$316

Fund Total	$316	$–	$–	$316
JNL/Mellon Capital S&P 500 Index Fund
Open Futures Contracts	$58	$–	$–	$58

Fund Total	$58	$–	$–	$58
JNL/Mellon Capital S&P 400 MidCap Index Fund
Open Futures Contracts	$293	$–	$–	$293

Fund Total	$293	$–	$–	$293
JNL/Mellon Capital Small Cap Index Fund
Open Futures Contracts	$632	$–	$–	$632

Fund Total	$632	$–	$–	$632
JNL/Mellon Capital International Index Fund
Open Futures Contracts	$2,609	$–	$–	$2,609
Open Forward Foreign Currency Contracts	–	16	–	16

Fund Total	$2,609	$16	$–	$2,625
JNL/Mellon Capital Global Alpha Fund
Open Futures Contracts	$650	$–	$–	$650
Open Forward Foreign Currency Contracts	–	930	–	930

Fund Total	$650	$930	$–	$1,580
JNL/Neuberger Berman Strategic Income Fund
Open Futures Contracts	$1,359	$–	$–	$1,359
Centrally Cleared Credit Default Swap Agreements	–	129	–	129

Fund Total	$1,359	$129	$–	$1,488
JNL/PIMCO Real Return Fund
Open Futures Contracts	$29	$–	$–	$29
Open Forward Foreign Currency Contracts	–	21,624	–	21,624
OTC Interest Rate Swap Agreements	–	1,899	–	1,899
Centrally Cleared Interest Rate Swap Agreements	–	23	–	23
OTC Credit Default Swap Agreements	–	246	–	246
Centrally Cleared Credit Default Swap Agreements	–	8	–	8

Fund Total	$29	$23,800	$–	$23,829
JNL/PIMCO Total Return Bond Fund
Open Futures Contracts	$16,872	$–	$–	$16,872
Open Forward Foreign Currency Contracts	–	86,425	–	86,425
OTC Interest Rate Swap Agreements	–	792	–	792
Centrally Cleared Interest Rate Swap Agreements	–	1,030	–	1,030
OTC Credit Default Swap Agreements	–	1,542	–	1,542
Centrally Cleared Credit Default Swap Agreements	–	462	–	462

Fund Total	$16,872	$90,251	$–	$107,123
JNL/PPM America Floating Rate Income Fund
Open Futures Contracts	$2	$–	$–	$2

Fund Total	$2	$–	$–	$2
JNL/PPM America High Yield Bond Fund
Open Futures Contracts	$36	$–	$–	$36

Fund Total	$36	$–	$–	$36

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/Scout Unconstrained Bond Fund
Open Forward Foreign Currency Contracts	$–	$4,664	$–	$4,664
Centrally Cleared Credit Default Swap Agreements	–	298	–	298

Fund Total	$–	$4,962	$–	$4,962
JNL/WMC Balanced Fund
Open Futures Contracts	$46	$–	$–	$46

Fund Total	$46	$–	$–	$46

	Liabilities - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/AllianceBernstein Dynamic Asset Allocation Fund
Open Futures Contracts	$(12)	$–	$–	$(12)
Open Forward Foreign Currency Contracts	–	(45)	–	(45)

Fund Total	$(12)	$(45)	$–	$(57)
JNL/AQR Managed Futures Strategy Fund
Open Futures Contracts	$(1,822)	$–	$–	$(1,822)
Open Forward Foreign Currency Contracts	–	(5,069)	–	(5,069)
OTC Total Return Swap Agreements	–	(314)	–	(314)

Fund Total	$(1,822)	$(5,383)	$–	$(7,205)
JNL/BlackRock Global Allocation Fund
Written Options	$(565)	$(17,900)	$–	$(18,465)
Open Futures Contracts	(1,148)	–	–	(1,148)
Open Forward Foreign Currency Contracts	–	(1,080)	–	(1,080)
Centrally Cleared Interest Rate Swap Agreements	–	(919)	–	(919)

Fund Total	$(1,713)	$(19,899)	$–	$(21,612)
JNL/Boston Partners Global Long Short Equity Fund
Contracts for Differences	$–	$(1,357)	$–	$(1,357)
Written Options	(392)	–	–	(392)

Fund Total	$(392)	$(1,357)	$–	$(1,749)
JNL/Capital Guardian Global Balanced Fund
Open Forward Foreign Currency Contracts	$–	$(585)	$–	$(585)

Fund Total	$–	$(585)	$–	$(585)
JNL/Franklin Templeton Global Multisector Bond Fund
Open Forward Foreign Currency Contracts	$–	$(25,249)	$–	$(25,249)
OTC Interest Rate Swap Agreements	–	(15,047)	–	(15,047)
Centrally Cleared Interest Rate Swap Agreements	–	(3,926)	–	(3,926)

Fund Total	$–	$(44,222)	$–	$(44,222)
JNL/Franklin Templeton Mutual Shares Fund
Open Forward Foreign Currency Contracts	–	(814)	–	(814)

Fund Total	$–	$(814)	$–	$(814)
JNL/Goldman Sachs Core Plus Bond Fund
Open Futures Contracts	$(2,554)	$–	$–	$(2,554)
Open Forward Foreign Currency Contracts	–	(1,896)	–	(1,896)
OTC Interest Rate Swap Agreements	–	(1,307)	–	(1,307)
Centrally Cleared Interest Rate Swap Agreements	–	(5,160)	–	(5,160)
OTC Credit Default Swap Agreements	–	(135)	–	(135)
Centrally Cleared Credit Default Swap Agreements	–	(57)	–	(57)

Fund Total	$(2,554)	$(8,555)	$–	$(11,109)
JNL/Goldman Sachs Emerging Markets Debt Fund
Open Futures Contracts	$(275)	$–	$–	$(275)
Open Forward Foreign Currency Contracts	–	(8,961)	–	(8,961)
OTC Interest Rate Swap Agreements	–	(6,434)	–	(6,434)
Centrally Cleared Interest Rate Swap Agreements	–	(74)	–	(74)
Cross-Currency Swap Agreements	–	(1,040)	–	(1,040)
OTC Credit Default Swap Agreements	–	(305)	–	(305)

Fund Total	$(275)	$(16,814)	$–	$(17,089)
JNL/Ivy Asset Strategy Fund
Written Options	$–	$(922)	$–	$(922)
Open Forward Foreign Currency Contracts	–	(100)	–	(100)

Fund Total	$–	$(1,022)	$–	$(1,022)
JNL/JPMorgan International Value Fund
Open Forward Foreign Currency Contracts	$–	$(3,101)	$–	$(3,101)

Fund Total	$–	$(3,101)	$–	$(3,101)
JNL/Mellon Capital International Index Fund
Open Futures Contracts	$(287)	$–	$–	$(287)
Open Forward Foreign Currency Contracts	–	(770)	–	(770)

Fund Total	$(287)	$(770)	$–	$(1,057)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Liabilities - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Global Alpha Fund
Exchange Traded Purchased Options	$(532)	$–	$–	$(532)
Open Futures Contracts	(820)	–	–	(820)
Open Forward Foreign Currency Contracts	–	(497)	–	(497)

Fund Total	$(1,352)	$(497)	$–	$(1,849)
JNL/Neuberger Berman Strategic Income Fund
Open Futures Contracts	$(2,292)	$–	$–	$(2,292)
Centrally Cleared Credit Default Swap Agreements	–	(3)	–	(3)

Fund Total	$(2,292)	$(3)	$–	$(2,295)
JNL/PIMCO Real Return Fund
Written Options	$(12)	$(3,480)	$–	$(3,492)
Open Futures Contracts	(1,511)	–	–	(1,511)
Open Forward Foreign Currency Contracts	–	(9,612)	–	(9,612)
OTC Interest Rate Swap Agreements	–	(13,914)	–	(13,914)
Centrally Cleared Interest Rate Swap Agreements	–	(11,459)	–	(11,459)
OTC Credit Default Swap Agreements	–	(1,060)	–	(1,060)
Centrally Cleared Credit Default Swap Agreements	–	(9)	–	(9)

Fund Total	$(1,523)	$(39,534)	$–	$(41,057)
JNL/PIMCO Total Return Bond Fund
Written Options	$–	$(5,164)	$–	$(5,164)
Open Futures Contracts	(4,746)	–	–	(4,746)
Open Forward Foreign Currency Contracts	–	(30,316)	–	(30,316)
OTC Interest Rate Swap Agreements	–	(3,113)	–	(3,113)
Centrally Cleared Interest Rate Swap Agreements	–	(30,234)	–	(30,234)
OTC Credit Default Swap Agreements	–	(6,520)	–	(6,520)

Fund Total	$(4,746)	$(75,347)	$–	$(80,093)
JNL/PPM America Floating Rate Income Fund
Open Futures Contracts	$(82)	$–	$–	$(82)

Fund Total	$(82)	$–	$–	$(82)
JNL/PPM America High Yield Bond Fund
Open Futures Contracts	$(2,353)	$–	$–	$(2,353)

Fund Total	$(2,353)	$–	$–	$(2,353)
JNL/Scout Unconstrained Bond Fund
Open Futures Contracts	$(6,376)	$–	$–	$(6,376)
Open Forward Foreign Currency Contracts	–	(4,795)	–	(4,795)

Fund Total	$(6,376)	$(4,795)	$–	$(11,171)
JNL/T. Rowe Price Short-Term Bond Fund
Open Futures Contracts	$(1)	$–	$–	$(1)
Open Forward Foreign Currency Contracts	–	(312)	–	(312)

Fund Total	$(1)	$(312)	$–	$(313)
JNL/WMC Balanced Fund
Open Futures Contracts	$(67)	$–	$–	$(67)

Fund Total	$(67)	$–	$–	$(67)

1All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument. Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2014

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period

Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
JNL/Capital Guardian Global Diversified Research Fund
Common Stocks	$-	$5,564
JNL/Capital Guardian Global Balanced Fund
Common Stocks	5,836	5,615
JNL/Eastspring Investments Asia ex-Japan Fund
Common Stocks	3,624	2,671
JNL/Eastspring Investments China India Fund
Common Stocks	6,465	17,017
JNL/Franklin Templeton International Small Cap Growth Fund
Common Stocks	25,273	66,328
JNL/Invesco Global Real Estate Fund
Common Stocks	28,275	-
JNL/Invesco International Growth Fund
Common Stocks	-	21,421
JNL/Lazard Emerging Markets Fund
Common Stocks	91,907	45,224

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period

JNL/Mellon Capital Emerging Markets Index Fund
Common Stocks	$18,166	$7,886
JNL/Mellon Capital International Index Fund
Common Stocks	10,802	24,071
JNL/RedRocks Listed Private Equity Fund
Common Stocks	79,981	29,972

The following table is a rollforward of significant Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2014:

	Balance at Beginning of Period	Transfers into Level 3 During the Period[2]	Transfers out of Level 3 During the Period[2]	Total Realized and Change in Unrealized Gain/(Loss)	Purchases		(Sales)	Balance at End of Period		Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[1]

JNL/BlackRock Large Cap Select Growth Fund
Common Stock	$-	$-	$(11,919)[3]	$-	$11,919		$-	$-		$-
JNL/Ivy Asset Strategy Fund
Common Stock	$31,168	$-	$-	$(4,306)	$-		$-	$26,862	[4]	$(4,306)
Common Stock	37,612	-	-	9,608	-		(9,508)[10]	37,712	[6]	9,608
Common Stock	69,993	-	-	(4,830)	-		-	65,163	[7]	(4,830)
Corporate Bonds and Notes	28,500	-	-	(239)	-		-	28,261	[5]	(239)
Corporate Bonds and Notes	49,006	-	-	(43)	4,900	[8]	(4,157)[9]	49,706	[6]	(43)

Fund Total	$216,279	$-	$-	$190	$4,900		$(13,665)	$207,704		$190
JNL/Morgan Stanley Mid Cap Growth Fund
Preferred Stock	$-	$-	$-	$405	$1,699		$-	$2,104	[11]	$405

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2014.

2 There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2014, other than those noted.

3 During the period, the valuation of the common stock held in JNL/BlackRock Large Cap Select Growth Fund was transferred from a Level 3 valuation to a Level 1 valuation. The security began to trade on an exchange and is currently valued using the official closing price on the exchange where it is principally traded and considered a Level 1 valuation. When the security was purchased, it was a privately held company and was not publically traded, and the fair value measurement was determined using a recent transaction price and considered a Level 3 valuation.

4 The fair value measurements of the common stock held in JNL/Ivy Asset Strategy Fund was determined based on recent transactions and discounted cash flow models. As the company is a privately held company, and is not publicly traded and the company’s quarterly financial statements are not publicly available, this information is considered a significant unobservable input to the fair value. Significant changes to the company’s quarterly earnings before interest, taxes and depreciation/amortization (“EBITDA”), a significant change in the company’s capital structure, a significant change in the assumptions in the cash flow model, significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the common stock’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Recent transaction	Transaction price	N/A
Discount cash flow	Weighted average cost of capital	9-11%
Discount cash flow	Cash on cash ratio	1.29-1.49

5 The fair value measurements of the corporate bond held in JNL/Ivy Asset Strategy Fund was determined based on the purchase transaction price. As the company is a privately held company, and is not publicly traded and the company’s quarterly financial statements are not publicly available, this information is considered a significant unobservable input to the fair value. Significant changes to the company’s quarterly EBITDA, a significant change in the company’s capital structure, significant change in the valuations of comparable public companies, significant changes in the interest rate spread of comparable corporate bonds indices, or another, similar transaction in the company’s securities could result in a significant decrease or increase to the corporate bond’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Transaction	Transaction price	N/A
Market approach	Interest rate spread	1.78%

6 The fair value measurements of the common stock and corporate bond held in JNL/Ivy Asset Strategy Fund were determined based on the midpoint of an enterprise valuation model which considered previous transaction levels, current and forecasted financial results, analysis of budget to actual performance and valuations of comparable public companies. As the company’s quarterly financial statements are not publicly available, this information is considered a significant unobservable input to the fair value. Significant changes to the company’s quarterly EBITDA or forecasted financial results, a significant change in the company’s capital structure, a significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the common stock’s and corporate bond’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Income approach	Pro forma run rate EBITDA multiples	21.00-21.50

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

[7]

The fair value measurements of the common stock held in JNL/Ivy Asset Strategy Fund were determined based on recent transactions, liquidation value and a discounted cash flow model. As the company is a privately held company, and is not publicly traded and the company’s quarterly financial statements are not publicly available, this information is considered a significant unobservable input to the fair value. Significant changes to the company’s quarterly EBITDA, a significant change in the company’s capital structure, a significant change in the assumptions in the cash flow model, significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the common stock’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Recent transaction	Transaction price	N/A
Liquidation value	Net asset value	$514.9M
Discount cash flow	Weighted average cost of capital	11.8% and 14.0%

8 This amount represents interest earned on the corporate bond held in JNL/Ivy Asset Strategy Fund which was paid-in-kind.

9 This amount represents a paydown on the corporate bond held in JNL/Ivy Asset Strategy Fund.

10 This amount represents a return of capital distribution on the common stock held in JNL/Ivy Asset Strategy Fund.

11 The fair value measurements of the preferred stock held in JNL/Morgan Stanley Mid Cap Growth Fund was determined based on a tender offer. As the company is not publicly traded, a significant change in the company’s capital structure, significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the preferred stock’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Transaction	Tender offer	$50.41

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - All Funds, except JNL/PPM America Floating Rate Income Fund and JNL/WMC Money Market Fund participate in agency based securities lending programs. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower.

JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (“Custodians”) serve as securities lending agents to the eligible Funds of the Trust for which they are Custodian. JPM Chase serves as custodian for all Funds except for JNL/PPM America Floating Rate Income Fund and JNL/Goldman Sachs U.S. Equity Flex Fund for which State Street serves as custodian.

For the Funds for which JPM Chase is the securities lending agent, the cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act, which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds. Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the Securities Lending Cash Collateral Fund LLC. In addition to investing cash collateral in the Securities Lending Cash Collateral Fund LLC, JNL/Mellon Capital S&P 500 Index Fund, JNL/S&P Dividend Income and Growth Fund and JNL/S&P Competitive Advantage Fund may invest cash collateral in repurchase agreements collateralized by equity securities. JPM Chase has agreed to bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the repurchase agreements collateralized by equity securities. For JNL/Goldman Sachs U.S. Equity Flex Fund, the cash collateral is not reinvested.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned. Cash collateral is recorded in the Statement of Assets and Liabilities as Cash collateral for securities lending. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities. The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2014, were as follows: JNL/PIMCO Real Return Fund, $246,525 and 0.08%, for 75 days outstanding; and JNL/PIMCO Total Return Bond Fund, $20,224 and 0.20%, for 154 days outstanding, respectively. The Funds did not have any reverse repurchase agreements outstanding on December 31, 2014.

Forward Sales Commitments - Certain Funds may purchase or sell forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Delayed-Delivery Securities - Certain Funds may purchase or sell securities on a delayed-delivery basis, including “To Be Announced” (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The average daily balance (in thousands) and the weighted average interest rate for treasury roll transactions, for the year ended December 31, 2014, were as follows: JNL/PIMCO Real Return Fund, $929,087 and 0.14%, for 359 days outstanding; and JNL/PIMCO Total Return Bond Fund, $85,678 and 0.00%, for 55 days outstanding, respectively. At December 31, 2014, JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund had $736 and $5, respectively, of deferred income (in thousands) included in payable for treasury roll transactions on the Statements of Assets and Liabilities.

Inflation-Indexed Bonds - Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans - Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short - Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker or agent requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Credit Linked Notes - A Fund may use credit linked notes to take positions or manage equity price risk in the normal course of pursuing its investment objective. During the year, JNL/Goldman Sachs Core Plus Bond Fund invested in credit linked notes as a means of risk management and to gain exposure to certain foreign markets and JNL/Goldman Sachs Emerging Markets Debt Fund invested in credit linked notes to gain exposure to certain foreign markets. The value of a credit linked note is based on the price movements of a particular credit, known as a reference credit. Credit linked notes that the Funds invest in are typically listed instruments that typically provide the same return as the underlying reference credit. Credit linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference credit. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest. The reference credit and its credit rating, for each credit linked note, are presented parenthetically in the Schedules of Investments.

Commodity-Linked Structured Notes - A commodity-linked structured note is a debt instrument that contains a return component based on the movement of a commodity index. These notes typically pay interest on the face value of the instrument and a formula based return tied to a commodity index return. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of the particular commodity index will affect performance of the commodity-linked structured note. Commodity-linked structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. They may be more volatile and less liquid than the underlying linked index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

economic variables. Commodity-linked structured notes may have early redemption features based on advanced notice from the purchaser or automatic redemption triggered by a preset decline in the underlying commodity index. In addition to fluctuating in response to changes in the underlying commodity index, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Master Limited Partnerships - Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Real Estate Investment Trusts - Certain Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian. U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and due to brokers and counterparties for deposits in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates in the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin received may not be netted between futures and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements - Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies, swap agreements (“swaptions”) and inflation caps and floors. An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option or an inflation cap or floor, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments. Straddle options are written or purchased with premiums to be determined on a future date which are based upon implied volatility parameters at specified terms. An inflation cap can be used to protect the buyer from inflation erosion above a certain rate. An inflation floor can be used to provide downside protection to investments in inflation-linked products. The maximum potential amount of future payments (undiscounted) that a Fund could be required to make under an inflation cap or floor would be the notional amount times the percentage increase (for an inflation cap) or decrease (for an inflation floor) in inflation determined by the difference between the index’s current value and the value at the time the inflation cap or floor was entered into.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Futures Contracts - A Fund may buy and sell futures on equities, indices, interest rates, commodities and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to a Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding certain levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; or forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements - Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Fund is the seller of protection, are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements - Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Non-Deliverable Bond Forward Contract - A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Contracts for Difference - Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2014. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements. (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2014. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table. (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2014.

JNL/AllianceBernstein Dynamic Asset Allocation Fund Strategies - The Fund entered into option contracts as a means of risk management and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to gain exposure to certain markets, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as a part of its overall investment strategy and as a means of risk management. The Fund entered into credit default swap agreements to obtain credit exposure, as a substitute for investment in physical securities and to speculate on changes in credit quality. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as a part of its investment strategy.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/AllianceBernstein Dynamic Asset Allocation Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$-	$-	$5	$-	$5	$10
Forward foreign currency contracts	-	-	-	24	-	24
Unrealized appreciation on OTC swap agreements	-	-	4	-	-	4

	$-	$-	$9	$24	$5	$38
Liabilities:
Variation margin on financial derivative instruments	$1	$-	$-	$-	$-	$1
Forward foreign currency contracts	-	-	-	45	-	45

	$1	$-	$-	$45	$-	$46
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$-	$(33)	$-	$-	$(33)
Swap agreements	-	38	25	-	-	63
Foreign currency related items	-	-	-	(117)	-	(117)
Futures contracts	(162)	-	114	-	128	80
Written option contracts	-	-	22	-	-	22

	$(162)	$38	$128	$(117)	$128	$15
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$-	$-	$4	$-	$-	$4
Foreign currency related items	-	-	-	(21)	-	(21)
Futures contracts and centrally cleared swap agreements	(7)	-	81	-	18	92

	$(7)	$-	$85	$(21)	$18	$75

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/AllianceBernstein Dynamic Asset Allocation Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BOA	$4	$-	$-	$4	$-	$-
CIT	9	-	-	9	-	-
JPM	15	(15)	-	-	-	-

Derivatives eligible for offset	$28	$(15)	$-	$13
Derivatives not eligible for offset	10				$-	$-

	$38
Derivative Liabilities by Counterparty*
JPM	$36	$(15)	$-	$21	$-	$-
RBS	9	-	-	9	-	-

Derivatives eligible for offset	$45	$(15)	$-	$30
Derivatives not eligible for offset	1				$259	$-

	$46

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/AllianceBernstein Dynamic Asset Allocation Fund - Average Derivative Volume[1]
Average monthly volume	$11	$5,873	$2,892	$-	$546	$144

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/AQR Managed Futures Strategy Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to gain exposure to certain markets, to manage cash flows and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies, to create foreign currency exposure on U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management. The Fund entered into total return swap agreements to obtain exposure to or hedge against changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/AQR Managed Futures Strategy Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$2,655	$-	$185	$-	$869	$3,709
Forward foreign currency contracts	-	-	-	7,682	-	7,682
Unrealized appreciation on OTC swap agreements	2,180	-	591	-	504	3,275

	$4,835	$-	$776	$7,682	$1,373	$14,666
Liabilities:
Variation margin on financial derivative instruments	$3,276	$-	$1,427	$-	$6	$4,709
Forward foreign currency contracts	-	-	-	5,069	-	5,069
Unrealized depreciation on OTC swap agreements	192	-	-	-	122	314

	$3,468	$-	$1,427	$5,069	$128	$10,092
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$8,044	$-	$(235)	$-	$1,359	$9,168
Foreign currency related items	-	-	-	14,696	-	14,696
Futures contracts	20,260	-	(2,475)	-	3,650	21,435

	$28,304	$-	$(2,710)	$14,696	$5,009	$45,299
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(420)	$-	$330	$-	$714	$624
Foreign currency related items	-	-	-	(6,762)	-	(6,762)
Futures contracts and centrally cleared swap agreements	7,271	-	(6,081)	-	6,170	7,360

	$6,851	$-	$(5,751)	$(6,762)	$6,884	$1,222

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/AQR Managed Futures Strategy Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$1,372	$-	$(230)	$1,142	$230	$-
BOA	585	(121)	(464)	-	810	-
CGM	455	(193)	-	262	-	-
CSI	7,682	(5,069)	(2,020)	593	2,020	-
GSC	385	-	-	385	-	-
MLP	353	-	-	353	-	-
MSC	125	-	-	125	-	-
RBS	-	-	-	-	10	-

Derivatives eligible for offset	$10,957	$(5,383)	$(2,714)	$2,860
Derivatives not eligible for offset	3,709				$-	$-

	$14,666
Derivative Liabilities by Counterparty*
BOA	$121	$(121)	$-	$-	$-	$-
CGM	193	(193)	-	-	2,140	-
CSI	5,069	(5,069)	-	-	-	-
MSC	-	-	-	-	1,820	-
MLP	-	-	-	-	3,980	-

Derivatives eligible for offset	$5,383	$(5,383)	$-	$-
Derivatives not eligible for offset	4,709				$29,187	$-

	$10,092

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
JNL/AQR Managed Futures Strategy Fund - Average Derivative Volume[1]
Average monthly volume	$-	$2,184,200	$2,294,644	$-	$-	$388,422

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/BlackRock Global Allocation Fund Derivative Strategies - The Fund entered into option contracts to generate income, as a directional investment and as a substitute for investment in physical securities. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and for short term cash deployment. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales, to gain directional exposure to currencies as part of its overall investment strategy and as a means of risk management and hedging. The Fund entered into interest rate swaps as a substitute for investment in physical securities. The Fund entered into credit default swap agreements as a substitute for investment in physical securities and as a means of risk management and hedging. The Fund entered into total return swaps as a substitute for investment in physical securities and for access to certain markets.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/BlackRock Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments – unaffiliated, at value[2]	$354	$-	$41,168	$1,473	$2,556	$45,551
Variation margin on financial derivative instruments	-	-	845	-	162	1,007
Forward foreign currency contracts	-	-	-	17,580	-	17,580
Unrealized appreciation on OTC swap agreements	-	1,114	714	-	148	1,976
OTC swap premiums paid	-	173	-	-	-	173

	$354	$1,287	$42,727	$19,053	$2,866	$66,287
Liabilities:
Variation margin on financial derivative instruments	$-	$3	$51	$-	$18	$72
Options written, at value	381	-	17,894	-	190	18,465
Forward foreign currency contracts	-	-	-	1,080	-	1,080

	$381	$3	$17,945	$1,080	$208	$19,617
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments[2]	$(1,081)	$-	$(9,397)	$3,113	$(1,464)	$(8,829)
Swap agreements	-	(148)	(217)	-	459	94
Foreign currency related items	-	-	-	39,821	-	39,821
Futures contracts	-	-	(17,586)	-	-	(17,586)
Written option contracts	86	-	3,967	39	431	4,523

	$(995)	$(148)	$(23,233)	$42,973	$(574)	$18,023
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$721	$-	$(12,120)	$1,143	$(554)	$(10,810)
OTC swap agreements	-	1,114	279	-	510	1,903
Foreign currency related items	-	-	-	12,817	-	12,817
Futures contracts and centrally cleared swap agreements	-	301	1,854	-	937	3,092
Written option contracts	7	-	(3,887)	-	291	(3,589)

	$728	$1,415	$(13,874)	$13,960	$1,184	$3,413

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/BlackRock Global Allocation Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBH	$20	$(17)	$-	$3	$-	$-
BBP	5,329	(1,349)	(523)	3,457	-	-
BCL	-	-	-	-	-	2,385
BNP	3,957	(300)	(750)	2,907	750	-
BOA	5,819	(1,973)	(3,700)	146	3,700	-
CGM	2,802	(1,729)	-	1,073	-	-
CIT	7,301	(1,605)	(5,300)	396	5,300	-
CSI	4,977	(311)	(899)	3,767	-	899
DUB	10,486	(1,220)	(5,600)	3,666	5,600	-
GSI	10,210	(2,779)	(6,400)	1,031	6,400	-
HSB	1,644	(106)	-	1,538	-	-
JPM	4,234	(661)	(1,180)	2,393	1,180	-
MSC	5,628	(1,512)	(2,169)	1,947	2,169	-
UBS	2,652	(865)	-	1,787	-	-

Derivatives eligible for offset	$65,059	$(14,427)	$(26,521)	$24,111
Derivatives not eligible for offset	1,228				$-	$-

	$66,287

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/BlackRock Global Allocation Fund - Derivative and Financial Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BBH	$17	$(17)	$-	$-	$-	$-
BBP	1,349	(1,349)	-	-	-	-
BCL	1,463	-	-	1,463	-	-
BNP	300	(300)	-	-	-	-
BOA	1,973	(1,973)	-	-	-	-
CGM	1,729	(1,729)	-	-	-	-
CIT	1,605	(1,605)	-	-	-	-
CSI	311	(311)	-	-	-	-
DUB	1,220	(1,220)	-	-	-	-
GSC	3,158	-	-	3,158	-	-
GSI	2,779	(2,779)	-	-	-	-
HSB	106	(106)	-	-	-	-
JPM	661	(661)	-	-	-	-
MSC	1,512	(1,512)	-	-	-	500
UBS	865	(865)	-	-	-	-

Derivatives eligible for offset	$19,048	$(14,427)	$-	$4,621
Derivatives not eligible for offset	569				$6,984	$-

	$19,617

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/BlackRock Global Allocation Fund - Average Derivative Volume[1]
Average monthly volume	$44,433	$199,933	$426,342	$248,104	$14,757	$9,945

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Boston Partners Global Long Short Equity Fund - The Fund entered into options contracts to obtain exposure to or hedge changes in security prices and to generate income. The Fund entered into contracts for differences to obtain exposure to or hedge changes in security prices, to gain short exposure and as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Boston Partners Global Long Short Equity Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Unrealized appreciation on OTC swap agreements	$-	$74	$-	$-	$74
Liabilities:
Options written, at value	$-	$392	$-	$-	$392
Unrealized depreciation on OTC swap agreements	-	1,357	-	-	1,357

	$-	$1,749	$-	$-	$1,749
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$-	$644	$-	$-	$644
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$-	$(1,283)	$-	$-	$(1,283)
Written option contracts	-	(290)	-	-	(290)

	$-	$(1,573)	$-	$-	$(1,573)

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]
					Total Collateral[7]
					Cash	Security

JNL/Boston Partners Global Long Short Equity Fund- Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
GSI	$74	$(74)	$-	$-	$-	$-

Derivatives eligible for offset	$74	$(74)	$-	$-
Derivative Liabilities by Counterparty*
GSI	$1,357	$(74)	$(1,283)	$-	$1,910	$-

Derivatives eligible for offset	$1,357	$(74)	$(1,283)	$-
Derivatives not eligible for offset	392				$-	$-

	$1,749

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Contracts for Differences

JNL/Boston Partners Global Long Short Equity Fund - Average Derivative Volume[1]
Average monthly volume	$102	$-	$-	$-	$-	$24,132

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Franklin Templeton Global Multisector Bond Fund Derivative Strategies - The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and hedging. The Fund entered into interest rate swap agreements to manage duration, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Forward foreign currency contracts	$-	$-	$124,852	$-	$124,852
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$89	$89
Forward foreign currency contracts	-	-	31,240	-	31,240
Unrealized depreciation on OTC swap agreements	-	-	-	15,047	15,047

	$-	$-	$31,240	$15,136	$46,376
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$-	$-	$-	$(4,526)	$(4,526)
Foreign currency related items	-	-	34,001	-	34,001

	$-	$-	$34,001	$(4,526)	$29,475
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$-	$-	$-	$(14,483)	$(14,483)
Foreign currency related items	-	-	77,816	-	77,816
Futures contracts and centrally cleared swap agreements	-	-	-	(3,080)	(3,080)

	$-	$-	$77,816	$(17,563)	$60,253

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]

					Total Collateral[7]
					Cash	Security

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$22,048	$(165)	$(21,883)	$-	$22,059	$-
BOA	313	-	-	313	-	-
CIT	8,434	(8,004)	(430)	-	930	-
DUB	38,572	(9,006)	-	29,566	-	-
GSC	17,296	-	-	17,296	-	-
HSB	7,675	(7,675)	-	-	-	-
JPM	28,841	(21,267)	(6,814)	760	-	6,814
SCB	1,572	-	-	1,572	-	-
UBS	101	-	-	101	-	-

Derivatives eligible for offset	$124,852	$(46,117)	$(29,127)	$49,608
Derivative Liabilities by Counterparty*
BCL	$165	$(165)	$-	$-	$-	$-
CIT	8,004	(8,004)	-	-	-	-
DUB	9,006	(9,006)	-	-	-	-
HSB	7,845	(7,675)	-	170	-	-
JPM	21,267	(21,267)	-	-	-	-

Derivatives eligible for offset	$46,287	$(46,117)	$-	$170
Derivatives not eligible for offset	89				$5,259	$-

	$46,376

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Franklin Templeton Global Multisector Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$-	$1,609,261	$172,304	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Franklin Templeton Mutual Shares Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as part of its overall investment strategy.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Franklin Templeton Mutual Shares Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Forward foreign currency contracts	$-	$-	$9,324	$-	$9,324
Liabilities:
Forward foreign currency contracts	$-	$-	$814	$-	$814
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$(5,529)	$-	$(5,529)
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$92	$-	$-	$92
Foreign currency related items	-	-	16,844	-	16,844

	-	92	16,844	-	16,936

	Gross Amount Presented in the Statements of Assets and	Financial		Net	Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Amount[6]	Cash	Security

JNL/Franklin Templeton Mutual Shares Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$4	$(4)	$-	$-	$-	$-
BOA	3,759	(144)	-	3,615	-	-
CSI	2,581	(142)	-	2,439	-	-
DUB	349	(158)	-	191	-	-
HSB	506	(110)	-	396	-	-
MLP	5	(3)	-	2	-	-
SSB	2,120	(227)	-	1,893	-	-

Derivatives eligible for offset	$9,324	$(788)	$-	$8,536
Derivative Liabilities by Counterparty*
BCL	$30	$(4)	$-	$26	$-	$-
BOA	144	(144)	-	-	-	-
CSI	142	(142)	-	-	-	-
DUB	158	(158)	-	-	-	-
HSB	110	(110)	-	-	-	-
MLP	3	(3)	-	-	-	-
SSB	227	(227)	-	-	-	-

Derivatives eligible for offset	$814	$(788)	$-	$26

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Franklin Templeton Mutual Shares Fund - Average Derivative Volume[1]
Average monthly volume	$823	$-	$193,749	$-	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Goldman Sachs Core Plus Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration and to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers and to obtain credit exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Goldman Sachs Core Plus Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$3	$-	$-	$290	$293
Forward foreign currency contracts	-	-	4,042	-	4,042
Unrealized appreciation on OTC swap agreements	6	-	-	243	249
OTC swap premiums paid	1	-	-	-	1

	$10	$-	$4,042	$533	$4,585
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$616	$616
Forward foreign currency contracts	-	-	2,083	-	2,083
Unrealized depreciation on OTC swap agreements	135	-	-	1,307	1,442
OTC swap premiums received	80	-	-	-	80

	$215	$-	$2,083	$1,923	$4,221
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$1,516	$-	$-	$(9,482)	$(7,966)
Foreign currency related items	-	-	7,075	-	7,075
Futures contracts	-	-	-	1,230	1,230

	$1,516	$-	$7,075	$(8,252)	$339
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(1,459)	$-	$-	$(808)	$(2,267)
Foreign currency related items	-	-	1,387	-	1,387
Futures contracts and centrally cleared swap agreements	(95)	-	-	(4,512)	(4,607)

	$(1,554)	$-	$1,387	$(5,320)	$(5,487)

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]

					Total Collateral[7]
					Cash	Security

JNL/Goldman Sachs Core Plus Bond Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$241	$(151)	$-	$90	$-	$-
BNP	173	(173)	-	-	-	-
BOA	283	(175)	(108)	-	-	777
CIT	473	(473)	-	-	-	-
CSI	21	(21)	-	-	-	-
DUB	251	(241)	-	10	-	-
HSB	126	(32)	-	94	-	-
JPM	1,053	(493)	-	560	-	-
MSC	201	(164)	-	37	-	-
RBC	170	(131)	-	39	-	-
RBS	282	(265)	-	17	-	-
SCB	75	(75)	-	-	-	-
SSB	204	(10)	-	194	-	-
UBS	396	(125)	-	271	-	-
WBC	342	(21)	-	321	-	-

Derivatives eligible for offset	$4,291	$(2,550)	$(108)	$1,633
Derivatives not eligible for offset	294				$-	$-

	$4,585

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]
					Total Collateral[7]
					Cash	Security

JNL/Goldman Sachs Core Plus Bond Fund - Derivative and Financial Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BCL	$151	$(151)	$-	$-	$-	$-
BNP	233	(173)	-	60	-	-
BOA	175	(175)	-	-	-	-
CIT	1,214	(473)	(646)	95	646	-
CSI	127	(21)	-	106	-	-
DUB	241	(241)	-	-	-	-
HSB	32	(32)	-	-	-	-
JPM	493	(493)	-	-	270	-
MLP	51	-	-	51	-	-
MSC	164	(164)	-	-	-	-
RBC	131	(131)	-	-	-	-
RBS	265	(265)	-	-	-	-
SCB	92	(75)	-	17	-	-
SSB	10	(10)	-	-	-	-
UBS	125	(125)	-	-	-	-
WBC	21	(21)	-	-	-	-

Derivatives eligible for offset	$3,525	$(2,550)	$(646)	$329
Derivatives not eligible for offset	696				$5,515	$2,402

	$4,221

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Goldman Sachs Core Plus Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$597,524	$508,722	$879,765	$114,171	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Goldman Sachs Emerging Markets Debt Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates, to replicate treasury bond positions and as a means of risk management and hedging. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies, to minimize foreign currency exposure on investment securities denominated in foreign currencies, as a means of risk management and hedging and as part of its overall investment strategy. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into cross-currency swap agreements to gain directional exposure to currencies and to express views on a country’s interest rates. The Fund entered into credit default swap agreements to obtain credit exposure. The Fund entered into non-deliverable bond forward contracts as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$-	$-	$-	$68	$68
Forward foreign currency contracts	-	-	8,248	-	8,248
Unrealized appreciation on OTC swap agreements	82	-	1,001	2,680	3,763

	$82	$-	$9,249	$2,748	$12,079
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$207	$207
Forward foreign currency contracts	-	-	9,038	-	9,038
Unrealized depreciation on OTC swap agreements	305	-	1,040	6,434	7,779
OTC swap premiums received	830	-	-	-	830

	$1,135	$-	$10,078	$6,641	$17,854
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$(139)	$-	$1,003	$(9,149)	$(8,285)
Foreign currency related items	-	-	(1,454)	-	(1,454)
Futures contracts	-	-	-	(7,735)	(7,735)

	$(139)	$-	$(451)	$(16,884)	$(17,474)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(223)	$-	$(39)	$(75)	$(337)
Foreign currency related items	-	-	(310)	-	(310)
Futures contracts and centrally cleared swap agreements	-	-	-	(782)	(782)

	$(223)	$-	$(349)	$(857)	$(1,429)

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]
					Total Collateral[7]
					Cash	Security

Derivative Assets by Counterparty*
BBP	$384	$(384)	$-	$-	$-	$-
BCL	242	(242)	-	-	-	-
BNP	96	(96)	-	-	-	-
BOA	547	(547)	-	-	-	-
CGM	687	(384)	-	303	-	-
CIT	1,287	(859)	(428)	-	520	-
CSI	708	(708)	-	-	-	-
DUB	3,053	(3,053)	-	-	-	-
HSB	844	(844)	-	-	-	-
JPM	2,036	(2,036)	-	-	-	-
MSC	874	(874)	-	-	-	-
RBC	265	(265)	-	-	-	-
RBS	11	(11)	-	-	-	-
SCB	275	(275)	-	-	-	-
SSB	148	-	-	148	-	-
UBS	-	-	-	-	-	-
WBC	554	-	-	554	-	-

Derivatives eligible for offset	$12,011	$(10,578)	$(428)	$1,005
Derivatives not eligible for offset	68				$-	$-

	$12,079

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Gross Amount Presented in the Statements of Assets and Liabilities [3]	Financial Instruments [4]	Collateral [5]	Net Amount [6]
					Total Collateral [7]
					Cash	Security

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative and Financial Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BBP	$558	$(384)	$-	$174	$-	$-
BCL	685	(242)	(301)	142	301	-
BNP	328	(96)	-	232	-	-
BOA	1,083	(547)	(536)	-	-	557
CGM	384	(384)	-	-	-	-
CIT	859	(859)	-	-	-	-
CSI	730	(708)	(22)	-	-	310
DUB	5,071	(3,053)	(1,730)	288	1,730	-
HSB	1,176	(844)	-	332	-	-
JPM	2,110	(2,036)	(74)	-	930	-
MLP	319	-	-	319	-	-
MSC	1,664	(874)	(310)	480	310	-
RBC	395	(265)	-	130	-	-
RBS	196	(11)	-	185	-	-
SCB	1,259	(275)	-	984	-	-

Derivatives eligible for offset	$16,817	$(10,578)	$(2,973)	$3,266
Derivatives not eligible for offset	1,037				$2,676	$259

	$17,854

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Non - Deliverable Bond Forward Contracts

JNL/Goldman Sachs Emerging Markets Debt Fund - Average Derivative Volume[1]
Average monthly volume	$-	$496,330	$915,399	$401,042	$19,352	41,197	$870

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Ivy Asset Strategy Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income, as a directional investment, as a substitute for investment in physical securities, as a means of risk management and hedging, as an efficient means of adjusting overall exposure to certain markets and as part of its overall investment strategy. The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities, as a means of short-term cash deployment and as a means of risk management and hedging. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and hedging.

	Commodity	Equity	Foreign Exchange	Interest Rate	Total

JNL/Ivy Asset Strategy Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments – unaffiliated, at value[2]	$-	$1,487	$-	$-	$1,487
Forward foreign currency contracts	-	-	549	-	549

	$-	$1,487	$549	$-	$2,036
Liabilities:
Options written, at value	$-	$922	$-	$-	$922
Forward foreign currency contracts	-	-	100	-	100

	$-	$922	$100	$-	$1,022
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$(6,184)	$-	$-	$(6,184)
Foreign currency related items	-	-	1,166	-	1,166
Futures contracts	(16,405)	(28)	-	-	(16,433)
Written option contracts	-	7,479	-	-	7,479

	$(16,405)	$1,267	$1,166	$-	$(13,972)
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$(2,098)	$-	$-	$(2,098)
Foreign currency related items	-	-	(14,264)	-	(14,264)
Futures contracts and centrally cleared swap agreements	(7,207)	-	-	-	(7,207)
Written option contracts	-	991	-	-	991

	$(7,207)	$(1,107)	$(14,264)	$-	$(22,578)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Ivy Asset Strategy Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BOA	$60	$(60)	$-	$-	$-	$-
DUB	768	(156)	(612)	-	660	-
JPM	876	(443)	(433)	-	-	663
SGB	332	(332)	-	-	-	-

Derivatives eligible for offset	$2,036	$(991)	$(1,045)	$-
Derivative Liabilities by Counterparty*
BOA	$71	$(60)	$-	$11	$-	$-
DUB	156	(156)	-	-	-	-
JPM	443	(443)	-	-	-	-
SGB	352	(332)	-	20	-	-

Derivatives eligible for offset	$1,022	$(991)	$-	$31

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
JNL/Ivy Asset Strategy Fund - Average Derivative Volume[1]
Average monthly volume	$9,720	$34,926	$214,930	$-	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/JPMorgan International Value Fund Derivative Strategies - The Fund entered into futures contracts to gain exposure to certain markets and for efficient management of cash flows. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies, to reduce currency deviations from the benchmark and as a means of risk management.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/JPMorgan International Value Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Forward foreign currency contracts†	$-	$-	$2,608	$-	$2,608
Liabilities:
Forward foreign currency contracts†	$-	$-	$3,101	$-	$3,101
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$4,555	$-	$4,555
Futures contracts	-	81	-	-	81

	$-	$81	$4,555	$-	$4,636
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$(94)	$-	$(94)

†

The JNL/JPMorgan International Value Fund’s forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/JPMorgan International Value Fund - Average Derivative Volume[1]
Average monthly volume	$-	$8,638	$252,719	$-	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Mellon Capital International Index Fund Derivative Strategies - The Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. The Fund entered into forward foreign currency contracts to create foreign currency exposure on U.S. dollar cash balances.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Mellon Capital International Index Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$-	$89	$-	$-	$89
Forward foreign currency contracts†	-	-	16	-	16

	$-	$89	$16	$-	$105
Liabilities:
Forward foreign currency contracts†	$-	$-	$770	$-	$770
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$(4,274)	$-	$(4,274)
Futures contracts	-	432		-	432

	$-	$432	$(4,274)	$-	$(3,842)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$(577)	$-	$(577)
Futures contracts and centrally cleared swap agreements	-	40	-	-	40

	$-	$40	$(577)	$-	$(537)
†

The JNL/Mellon Capital International Index Fund’s forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Mellon Capital International Index Fund - Average Derivative Volume[1]
Average monthly volume	$-	$42,438	$111,221	$-	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Mellon Capital Global Alpha Fund Derivative Strategies - The Fund entered into option contracts as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into futures contracts as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies and to create foreign currency exposure in U.S. dollar cash balances.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Mellon Capital Global Alpha Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments – unaffiliated, at value[2]	$-	$-	$-	$2,883	$2,883
Variation margin on financial derivative instruments	-	168	-	18	186
Forward foreign currency contracts†	-	-	930	-	930

	$-	$168	$930	$2,901	$3,999
Liabilities:
Variation margin on financial derivative instruments	$-	$26	$-	$23	$49
Forward foreign currency contracts†	-	-	497	-	497

	$-	$26	$497	$23	$546
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$-	$-	$(3,131)	$(3,131)
Foreign currency related items	-	-	(1,058)	-	(1,058)
Futures contracts	-	(944)	-	814	(130)

	$-	$(944)	$(1,058)	$(2,317)	$(4,319)
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$-	$-	$558	$558
Foreign currency related items	-	-	(22)	-	(22)
Futures contracts and centrally cleared swap agreements	-	(2,583)	-	(2,805)	(5,388)

	$-	$(2,583)	$(22)	$(2,247)	$(4,852)

†

The JNL/Mellon Capital Global Alpha Fund’s forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Mellon Capital Global Alpha Fund - Average Derivative Volume[1]
Average monthly volume	$3,440	$174,469	$424,199	$-	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Neuberger Berman Strategic Income Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates. The Fund entered into credit default swaps to obtain credit exposure and as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Neuberger Berman Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments[9]	$18	$-	$173	$55	$246
Liabilities:
Variation margin on financial derivative instruments[9]	$-	$-	$9	$315	$324
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$914	$-	$-	$-	$914
Futures contracts	-	-	2,645	(6,933)	(4,288)

	$914	$-	$2,645	$(6,933)	$(3,374)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(532)	$-	$-	$-	$(532)
Futures contracts and centrally cleared swap agreements	126	-	991	(4,777)	(3,660)

	$(406)	$-	$991	$(4,777)	$(4,192)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Neuberger Berman Strategic Income Fund - Average Derivative Volume[1]
Average monthly volume	$-	$314,024	$-	$-	$11,031	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/PIMCO Real Return Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, foreign currencies and inflation and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments – unaffiliated, at value[2]	$-	$-	$-	$1,824	$1,824
Variation margin on financial derivative instruments	8	-	-	67	75
Forward foreign currency contracts	-	-	21,624	-	21,624
Unrealized appreciation on OTC swap agreements	246	-	-	1,899	2,145
OTC swap premiums paid	238	-	-	902	1,140

	$492	$-	$21,624	$4,692	$26,808
Liabilities:
Variation margin on financial derivative instruments	$1	$-	$-	$443	$444
Options written, at value	41	-	462	2,989	3,492
Forward foreign currency contracts	-	-	9,612	-	9,612
Unrealized depreciation on OTC swap agreements	1,060	-	-	13,914	14,974
OTC swap premiums received	1,467	-	-	382	1,849

	$2,569	$-	$10,074	$17,728	$30,371
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$-	$-	$(850)	$(850)
Swap agreements	1,559	-	-	(4,926)	(3,367)
Foreign currency related items	-	-	79,309	-	79,309
Futures contracts	-	-	-	(2,360)	(2,360)
Written option contracts	308	-	1,164	4,773	6,245

	$1,867	$-	$80,473	$(3,363)	$78,977
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$-	$-	$(199)	$(199)
OTC swap agreements	(502)	-	-	(8,709)	(9,211)
Foreign currency related items	-	-	7,031	-	7,031
Futures contracts and centrally cleared swap agreements	19	-	-	(22,503)	(22,484)
Written option contracts	43	-	(153)	(1,579)	(1,689)

	$(440)	$-	$6,878	$(32,990)	$(26,552)

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]
					Total Collateral[7]
					Cash	Security

JNL/PIMCO Real Return Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBP	$88	$(88)	$-	$-	$-	$-
BCL	309	(309)	-	-	-	-
BNP	2056	(2,056)	-	-	-	-
BOA	984	(229)	(520)	235	520	-
CIT	6,307	(6,307)	-	-	-	-
CSI	1,003	(501)	(300)	202	300	-
DUB	694	(694)	-	-	-	-
JPM	1,206	(916)	-	290	-	-
MSC	10,519	(2,583)	(7,936)	-	8,036	-
MSS	1,638	(1,123)	-	515	-	-
UBS	789	(789)	-	-	-	-

Derivatives eligible for offset	$25,593	$(15,595)	$(8,756)	$1,242
Derivatives not eligible for offset	1,215				$-	$-

	$26,808

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Gross Amount Presented in the Statements of Assets and Liabilities[3]	Financial Instruments[4]	Collateral[5]	Net Amount[6]
					Total Collateral[7]
					Cash	Security

JNL/PIMCO Real Return Fund - Derivative and Financial Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BBP	$1,792	$(88)	$-	$1,704	$-	$-
BCL	392	(309)	-	83	-	-
BNP	3,475	(2,056)	(1,181)	238	-	1,181
BOA	229	(229)	-	-	-	-
CIT	6,313	(6,307)	(6)	-	-	916
CSI	501	(501)	-	-	-	-
DUB	5,839	(694)	(4,965)	180	-	4,965
JPM	916	(916)	-	-	-	395
MSC	2,583	(2,583)	-	-	-	1,782
MSS	1,123	(1,123)	-	-	-	-
UBS	4,903	(789)	(4,010)	104	-	3,980

Derivatives eligible for offset	$28,066	$(15,595)	$(10,162)	$2,309		-
Derivatives not eligible for offset	2,305				$1,481	$9,921

	$30,371

	Gross Amount Presented in the Statements of Assets and Liabilities[8]	Financial Instruments[4]	Collateral[5]	Net Amount[8]
					Total Collateral[7]
					Cash	Security

Master Forward Agreement Transaction Assets by Counterparty*
BCL	$216,817	$(216,817)	$-	$-	$-	$-
GSC	969,951	(969,172)	-	779	-	-
MSC	425,305	(425,305)	-	-	-	-

	$1,612,073	$(1,611,294)	$-	$779
Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	$219,138	$(216,817)	$(1,577)	$744	$-	$1,577
GSC	969,172	(969,172)	-	-	-	1,462
MSC	429,683	(425,305)	(4,378)	-	-	6,275

	$1,617,993	$(1,611,294)	$(5,955)	$744

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/PIMCO Real Return Fund - Average Derivative Volume[1]
Average monthly volume	$2,673	$263,416	$1,080,259	$718,486	$84,487	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/PIMCO Total Return Bond Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, foreign currencies and inflation and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/PIMCO Total Return Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$-	$-	$-	$3,757	$3,757
Forward foreign currency contracts	-	-	86,425	-	86,425
Unrealized appreciation on OTC swap agreements	1,542	-	-	792	2,334
OTC swap premiums paid	3,684	-	-	1,013	4,697

	$5,226	$-	$86,425	$5,562	$97,213
Liabilities:
Variation margin on financial derivative instruments	$45	$-	$-	$965	$1,010
Options written, at value	98	-	3,566	1,500	5,164
Forward foreign currency contracts	-	-	30,316	-	30,316
Unrealized depreciation on OTC swap agreements	6,520	-	-	3,113	9,633
OTC swap premiums received	7,413	-	-	522	7,935

	$14,076	$-	$33,882	$6,100	$54,058
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$4,214	$-	$-	$355	$4,569
Foreign currency related items	-	-	104,085	-	104,085
Futures contracts	-	-	-	25,147	25,147
Written option contracts	140	-	1,412	12,900	14,452

	$4,354	$-	$105,497	$38,402	$148,253
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(5,420)	$-	$-	$(2,246)	$(7,666)
Foreign currency related items	-	-	63,610	-	63,610
Futures contracts and centrally cleared swap agreements	461	-	-	(37,944)	(37,483)
Written option contracts	88	-	1,269	2,447	3,804

	$(4,871)	$-	$64,879	$(37,743)	$22,265

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/PIMCO Total Return Bond Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBP	$139	$(139)	$-	$-	$-	$-
BCL	3,310	(1,437)	-	1,873	-	-
BNP	7,753	(5,195)	(2,558)	-	2,960	-
BOA	13,627	(5,164)	(7,120)	1,343	7,120	-
CGM	36	(36)	-	-	-	-
CIT	9,432	(7,439)	(1,710)	283	1,710	-
CSI	4,545	(3,482)	(1,063)	-	1,210	-
DUB	9,690	(6,418)	(3,272)	-	3,920	-
GSI	19	-	-	19	-	-
JPM	8,904	(4,173)	(4,731)	-	4,818	-
MLP	2	-	-	2	-	-
MSC	14,371	(1,649)	(11,872)	850	11,872	-
MSS	1	(1)	-	-	-	-
UBS	16,930	(7,651)	(9,279)	-	10,300	-

Derivatives eligible for offset	$88,759	$(42,784)	$(41,605)	$4,370
Derivatives not eligible for offset	8,454				$-	$-

	$97,213

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/PIMCO Total Return Bond Fund - Derivative and Financial Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BBP	$2,160	$(139)	$-	$2,021	$-	$-
BCL	1,437	(1,437)	-	-	-	-
BNP	5,195	(5,195)	-	-	-	-
BOA	5,164	(5,164)	-	-	-	-
CGM	86	(36)	-	50	-	-
CIT	7,439	(7,439)	-	-	-	-
CSI	3,482	(3,482)	-	-	-	-
DUB	6,418	(6,418)	-	-	-	-
JPM	4,173	(4,173)	-	-	-	-
MSC	1,649	(1,649)	-	-	-	2,008
MSS	259	(1)	-	258	-	-
UBS	7,651	(7,651)	-	-	-	-

Derivatives eligible for offset	$45,113	$(42,784)	$-	$2,329
Derivatives not eligible for offset	8,945				$3,819	$75,920

	$54,058

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[8]	Instruments[4]	Collateral[5]	Net Amount[8]	Cash	Security

Master Forward Agreement Transaction Assets by Counterparty*
BNP	$38,851	$(38,826)	$-	$25	$-	$-
BOA	12,474	(12,458)	-	16	-	-
CGM	54,402	(54,345)	(57)	-	-	286
CSI	359,405	(358,862)	(350)	193	350	-
GSC	41,674	(41,670)	-	4	-	-
JPM	36,465	(36,465)	-	-	53	-
MSC	29,042	(29,028)	(14)	-	66	-

	$572,313	$(571,654)	$(421)	$238
Master Forward Agreement Transaction Liabilities by Counterparty*
BNP	$38,826	$(38,826)	$-	$-	$-	$-
BOA	12,458	(12,458)	-	-	-	-
CGM	54,345	(54,345)	-	-	-	-
CSI	358,862	(358,862)	-	-	-	-
GSC	41,670	(41,670)	-	-	-	-
JPM	36,519	(36,465)	-	54	-	-
MSC	29,028	(29,028)	-	-	-	-

	$571,708	$(571,654)	$-	$54

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/PIMCO Total Return Bond Fund - Average Derivative Volume[1]
Average monthly volume	$4,711	$6,773,711	$2,022,176	$2,246,233	$329,903	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/Scout Unconstrained Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to create foreign currency exposure in U.S. dollar cash balances. The Fund entered into credit default swap agreements to obtain credit exposure and as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Scout Unconstrained Bond Fund Derivative Strategies - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments[9]	$28	$-	$-	$-	$28
Forward foreign currency contracts†	-	-	4,664	-	4,664

	$28	$-	$4,664	$-	$4,692
Liabilities:
Variation margin on financial derivative instruments[9]	$-	$-	$-	$577	$577
Forward foreign currency contracts†	-	-	4,795	-	4,795

	$-	$-	$4,795	$577	$5,372
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$1,202	$-	$-	$-	$1,202
Foreign currency related items	-	-	555	-	555
Futures contracts	-	-	-	(15,035)	(15,035)

	$1,202	$-	$555	$(15,035)	$(13,278)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$(131)	$-	$(131)
Futures contracts and centrally cleared swap agreements	298	-	-	(6,376)	(6,078)

	$298	$-	$(131)	$(6,376)	$(6,209)

†

The JNL/Scout Unconstrained Bond Fund’s forward foreign currency contracts are subject to an enforceable master netting agreement with one counterparty. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Scout Unconstrained Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$225,614	$182,143	$-	$36,058	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/T. Rowe Price Short-Term Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/T. Rowe Price Short-Term Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$5	$5
Forward foreign currency contracts	-	-	312	-	312

	$-	$-	$312	$5	$317
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$30	$-	$30
Futures contracts	-	-	-	(1,015)	(1,015)

	$-	$-	$30	$(1,015)	$(985)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$(30)	$-	$(30)
Futures contracts and centrally cleared swap agreements	-	-	-	(306)	(306)

	$-	$-	$(30)	$(306)	$(336)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/T. Rowe Price Short-Term Bond Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Liabilities by Counterparty*
BCL	$51	$-	$-	$51	$-	$-
CIB	261	-	-	261	-	-
GSC	-	-	-	-	-	32

Derivatives eligible for offset	$312	$-	$-	$312
Derivatives not eligible for offset	5				$-	$-

	$317

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/T.Rowe Price Short-Term Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$25,482	$8,268	$-	$-	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

JNL/WMC Balanced Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a means of risk management and hedging. The Fund entered into credit default swap agreements as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/WMC Balanced Fund Derivative Strategies - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments[9]	$-	$-	$-	$-	$-
Liabilities:
Variation margin on financial derivative instruments[9]	$-	$-	$-	$90	$90
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$141	$-	$-	$-	$141
Futures contracts	-	-	-	457	457

	$141	$-	$-	$457	$598
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(117)	$-	$-	$-	$(117)
Futures contracts and centrally cleared swap agreements	-	-	-	(21)	(21)

	$(117)	$-	$-	$(21)	$(138)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/WMC Balanced Fund - Average Derivative Volume[1]
Average monthly volume	$-	$16,940	$-	$-	$1,682	$-

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Capital Guardian Global Balanced Fund—Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BNY	$168	$(129)	$-	$39	$-	$-
BOA	18	(5)	-	13	-	-
CIT	32	(32)	-	-	-	-
CSI	62	(28)	-	34	-	-
JPM	274	(274)	-	-	-	-
UBS	165	(123)	-	42	-	-

Derivatives eligible for offset	$719	$(591)	$-	$128
Derivative Liabilities by Counterparty*
BNY	$129	$(129)	$-	$-	$-	$-
BOA	5	(5)	-	-	-	-
CIT	107	(32)	-	75	-	-
CSI	28	(28)	-	-	-	-
JPM	299	(274)	-	25	-	-
UBS	123	(123)	-	-	-	-

Derivatives eligible for offset	$691	$(591)	$-	$100

1 The derivative instruments outstanding as of December 31, 2014, as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2014, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

2 Purchased options market value is reflected in Investments—unaffiliated, at value. Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on unaffiliated investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

3 Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

4 Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

5 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

6 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

7 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

8 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

9 All derivative assets or liabilities for this Fund are not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 234 in the Notes to Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the period is as follows: JNL/BlackRock Large Cap Select Growth Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. JNL/Capital Guardian Global Balanced Fund entered into forward foreign currency contracts to gain directional exposure to currencies, to minimize foreign currency exposure on investment securities denominated in foreign currencies, as a means of risk management and as part of its overall investment strategy. JNL/DFA U.S. Core Equity Fund entered into futures contracts to manage cash flows. JNL/Invesco Mid Cap Value Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. JNL/Mellon Capital Emerging Markets Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital S&P 500 Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital S&P 400 Mid Cap Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital Small Cap Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Morgan Stanley Mid Cap Growth Fund entered into options contracts to obtain exposure to or hedge changes in securities prices. JNL/PPM America Floating Rate Income Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/PPM America High Yield Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/T. Rowe Price Mid-Cap Growth Fund entered into futures contracts as a substitute for investment in physical securities and as a means of short-term cash deployment.

The derivative instruments outstanding as of December 31, 2014, as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2014, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Cost of Options Purchased and Written
JNL/BlackRock Large Cap Select Growth Fund	$–	$18,510	$–
JNL/Capital Guardian Global Balanced Fund	–	56,269	–
JNL/Invesco Mid Cap Value Fund	–	4,006	–
JNL/Mellon Capital Emerging Markets Index Fund	18,451	–	–
JNL/Mellon Capital S&P 500 Index Fund	83,232	–	–
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	39,645	–	–
JNL/Mellon Capital Small Cap Index Fund	32,532	–	–
JNL/Morgan Stanley Mid Cap Growth Fund	–	–	262
JNL/PPM America Floating Rate Income Fund	27,105	–	–
JNL/PPM America High Yield Bond Fund	126,982	–	–
JNL/T.Rowe Price Mid-Cap Growth Fund	1,867	–	–

Pledged or Segregated Collateral - The following table summarizes cash and securities collateral pledged (in thousands) for Funds for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

			Futures Contracts
	Lending Agent/ Prime Broker	Counterparties	Pledged or Segregated Cash	Pledged or Segregated Securities	Securities Sold Short Segregated Securities	Swap Agreements Pledged or Segregated Cash	Total Pledged or Segregated Cash and Securities
JNL/Boston Partners Global Long Short Equity Fund	GSI	N/A	$-	$-	$161,362	$-	$161,362
JNL/Goldman Sachs U.S. Equity Flex Fund	SSC	N/A	-	-	17,260	-	17,260
JNL/Mellon Capital Emerging Markets Index Fund	N/A	GSC	-	740	-	-	740
JNL/Mellon Capital S&P 500 Index Fund	N/A	GSC	-	3,084	-	-	3,084
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	N/A	GSC	-	2,159	-	-	2,159
JNL/Mellon Capital Small Cap Index Fund	N/A	GSC	-	1,000	-	-	1,000
JNL/Mellon Capital International Index Fund	N/A	GSC	-	4,070	-	-	4,070
JNL/Mellon Capital Global Alpha Fund	N/A	GSC	-	2,604	-	-	2,604
JNL/Neuberger Berman Strategic Income Fund	N/A	GSC	4,960	-	-	-	4,960
JNL/PPM America Floating Rate Income Fund	N/A	RBS	181	-	-	-	181
JNL/PPM America High Yield Bond Fund	N/A	RBS	2,055	-	-	-	2,055
JNL/Scout Unconstrained Bond Fund	N/A	GSC	1,976	-	-	4,554	6,530

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

Emerging Market Securities Risk - Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Sanctioned Securities Risk - Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the U.S. or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Private Equity Companies Risk - There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. In addition, private equity companies are subject to minimal regulation. In addition to the risks associated with a Fund’s direct investments, the Fund is also subject to the underlying risks which affect the private equity companies in which the Fund invests. Private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity, sector, non-U.S. security, currency, credit, managed portfolio and derivatives risks.

Real Estate Investment Risk - The JNL/Invesco Global Real Estate Fund concentrates its assets in the real estate industry and an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses. Due to the fact that the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Master Limited Partnership Risk - Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk - When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Money Market Fund Reform - In July 2014, the SEC voted to amend the rules under the Act applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV. The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing and disclosure measures. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. There can be no assurance that there will not be future FSOC action relating to money market funds. The amendments have staggered compliance dates with a majority of these amendments being required on October 14, 2016, two years after the effective date for the rule amendments. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors. At this time, management is evaluating the implications of these amendments and their impact to the Fund’s operations and financial statements.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the “Administrator” to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedule indicates the range of the advisory fee at various net assets levels and the administrative fee each Fund is currently obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (m-millions)			Administrative
	$0m to $100m	$100m to $500m	Over $500m	Fee
JNL/AllianceBernstein Dynamic Asset Allocation Fund	0.75%	0.75%	0.75 - 0.70%	0.15%
JNL/AQR Managed Futures Strategy Fund	0.95	0.95	0.90 - 0.85	0.20
JNL/BlackRock Commodity Securities Strategy Fund	0.70	0.70 - 0.60	0.60	0.15
JNL/BlackRock Global Allocation Fund	0.75	0.75	0.75 - 0.70	0.15
JNL/BlackRock Large Cap Select Growth Fund	0.70	0.70 - 0.65	0.60 - 0.55	0.10
JNL/Boston Partners Global Long Short Equity Fund	1.20	1.20	1.20 - 1.15	0.15
JNL/Brookfield Global Infrastructure and MLP Fund	0.80	0.80	0.80 - 0.75	0.15
JNL/Capital Guardian Global Balanced Fund	0.65	0.65	0.60	0.15
JNL/Capital Guardian Global Diversified Research Fund	0.75	0.75 - 0.70	0.65 - 0.60	0.15
JNL/DFA U.S. Core Equity Fund	0.65	0.60 - 0.55	0.55	0.10
JNL/Eagle SmallCap Equity Fund	0.75	0.70	0.65	0.10
JNL/Eastspring Investments Asia ex-Japan Fund	0.90	0.90	0.85	0.15
JNL/Eastspring Investments China-India Fund	0.90	0.90	0.85	0.20
JNL/Franklin Templeton Global Growth Fund	0.75	0.75 - 0.65	0.60	0.15
JNL/Franklin Templeton Global Multisector Bond Fund	0.75	0.75	0.75 - 0.65	0.15
JNL/Franklin Templeton Income Fund	0.80	0.75 - 0.65	0.60	0.10
JNL/Franklin Templeton International Small Cap Growth Fund	0.95	0.95	0.90	0.15
JNL/Franklin Templeton Mutual Shares Fund	0.75	0.75	0.70	0.10
JNL/Franklin Templeton Small Cap Value Fund	0.85	0.85 - 0.77	0.75	0.10
JNL/Goldman Sachs Core Plus Bond Fund	0.60	0.60	0.55 - 0.50	0.10
JNL/Goldman Sachs Emerging Markets Debt Fund	0.75	0.75 - 0.70	0.70 - 0.675	0.15
JNL/Goldman Sachs Mid Cap Value Fund	0.75	0.70	0.70	0.10
JNL/Goldman Sacks U.S. Equity Flex Fund	0.80	0.80 - 0.75	0.80 - 0.75	0.15
JNL/Invesco Global Real Estate Fund	0.75 - 0.70	0.70	0.70	0.15
JNL/Invesco International Growth Fund	0.70	0.70 - 0.65	0.60	0.15
JNL/Invesco Large Cap Growth Fund	0.70	0.70 - 0.65	0.65	0.10
JNL/Invesco Mid Cap Value Fund	0.75 - 0.70	0.70 - 0.65	0.65	0.10
JNL/Invesco Small Cap Growth Fund	0.85	0.85 - 0.80	0.80	0.10
JNL/Ivy Asset Strategy Fund	0.90	0.90	0.85 - 0.75	0.15
JNL/JPMorgan International Value Fund	0.70	0.70 - 0.65	0.60	0.15
JNL/JPMorgan MidCap Growth Fund	0.70	0.70 - 0.65	0.65 - 0.55	0.10
JNL/JPMorgan U.S. Government & Quality Bond Fund	0.50	0.50 - 0.40	0.35	0.10
JNL/Lazard Emerging Markets Fund	1.00	0.90 - 0.85	0.85	0.15

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Advisory Fee (m-millions)			Administrative
	$0m to $100m	$100m to $500m	Over $500m	Fee
JNL/Mellon Capital Emerging Markets Index Fund	0.40%	0.40%	0.35%	0.15%
JNL/Mellon Capital European 30 Fund	0.37 - 0.31	0.28	0.28	0.20
JNL/Mellon Capital Pacific Rim 30 Fund	0.37 - 0.31	0.28	0.28	0.20
JNL/Mellon Capital S&P 500 Index Fund	0.28	0.28	0.24 - 0.23	0.10
JNL/Mellon Capital S&P 400 MidCap Index Fund	0.29	0.29	0.24 - 0.23	0.10
JNL/Mellon Capital Small Cap Index Fund	0.29	0.29	0.24 - 0.23	0.10
JNL/Mellon Capital International Index Fund	0.30	0.30	0.25 - 0.24	0.15
JNL/Mellon Capital Bond Index Fund	0.30	0.30	0.25 - 0.24	0.10
JNL/Mellon Capital Global Alpha Fund	1.00	1.00	0.90	0.15
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	0.325	0.325	0.325 - 0.30	0.15
JNL/Mellon Capital Utilities Sector Fund	0.34 - 0.31	0.28	0.28 - 0.27	0.15
JNL/Morgan Stanley Mid Cap Growth Fund	0.75	0.75	0.75 - 0.70	0.15
JNL/Neuberger Berman Strategic Income Fund	0.60	0.60	0.55 - 0.50	0.15
JNL/Oppenheimer Global Growth Fund	0.70	0.70 - 0.60	0.60	0.15
JNL/PIMCO Real Return Fund	0.50	0.50	0.50 - 0.475	0.10
JNL/PIMCO Total Return Bond Fund	0.50	0.50	0.50 - 0.49	0.10
JNL/PPM America Floating Rate Income Fund	0.65	0.65	0.60	0.15
JNL/PPM America High Yield Bond Fund	0.50	0.50 - 0.45	0.425	0.10
JNL/PPM America Mid Cap Value Fund	0.75	0.75	0.70	0.10
JNL/PPM America Small Cap Value Fund	0.75	0.75	0.70	0.10
JNL/PPM America Value Equity Fund	0.55	0.55 - 0.50	0.50	0.10
JNL/Red Rocks Listed Private Equity Fund	0.85	0.85 - 0.80	0.80	0.15
JNL/S&P Competitive Advantage Fund	0.40	0.40	0.35	0.10
JNL/S&P Dividend Income & Growth Fund	0.40	0.40	0.35	0.10
JNL/S&P International 5 Fund	0.45	0.45	0.45 - 0.40	0.15
JNL/S&P Intrinsic Value Fund	0.40	0.40	0.35	0.10
JNL/S&P Mid 3 Fund	0.50	0.50	0.50 - 0.45	0.10
JNL/S&P Total Yield Fund	0.40	0.40	0.35	0.10
JNL/Scout Unconstrained Bond Fund	0.65	0.65	0.65 - 0.60	0.15
JNL/T. Rowe Price Established Growth Fund	0.65	0.65 - 0.60	0.55	0.10
JNL/T. Rowe Price Mid-Cap Growth Fund	0.75	0.75 - 0.70	0.70	0.10
JNL/T. Rowe Price Short-Term Bond Fund	0.45	0.45 - 0.40	0.40 - 0.375	0.10
JNL/T. Rowe Price Value Fund	0.70	0.70 - 0.65	0.60	0.10
JNL/WMC Balanced Fund	0.55 - 0.50	0.50 - 0.45	0.425	0.10
JNL/WMC Money Market Fund	0.28	0.28	0.25	0.10
JNL/WMC Value Fund	0.55	0.55 - 0.50	0.45	0.10

Fee Waiver and Expense Reimbursements - Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL/WMC Money Market Fund to the extent necessary to limit operating expenses of each class of shares of the Fund (excluding brokerage expense, interest, taxes, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the period. JNAM may recover previously reimbursed expenses from the Fund for fees waived and reimbursed for a period of three years from the end of the fiscal year in which fees were waived and a reimbursement took place. During the year ended December 31, 2014, JNAM did not recover any previously reimbursed expenses. At December 31, 2014, the amount of potentially recoverable expenses (in thousands) was $3,517 that expires on December 31, 2015, $5,050 that expires on December 31, 2016 and $5,342 that expires on December 31, 2017.

Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds:

Fund	Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/DFA U.S. Core Equity Fund	Fees greater than 0.50%
JNL/Franklin Templeton Global Multisector Bond Fund	0.025% for net assets between $0 - $1 billion
JNL/Goldman Sachs Emerging Markets Debt Fund	0.025% for net assets between $400 million - $1 billion
JNL/Goldman Sachs Mid Cap Value Fund	0.025% for net assets greater than $500 million
JNL/Invesco Small Cap Growth Fund	0.05% for net assets between $0 - $250 million
JNL/Mellon Capital S&P 500 Index Fund	0.01%
JNL/Mellon Capital Global Alpha Fund	0.10% for net assets greater than $750 million
JNL/T. Rowe Price Value Fund	0.05% for net assets between $150 million and $500 million as long as the net assets for the Fund are above $1 billion

The Adviser agreed to voluntarily waive annual advisory fees of 0.10% on the first $100 million of average daily net assets for the JNL/Lazard Emerging Markets Fund. Effective June 4, 2014, the Adviser agreed to voluntarily waive 0.25% of average daily net assets from $0 to $200 million, 0.20% of average daily net assets over $200 million up to $400 million, 0.15% of average daily net assets over $400 million up to $600 million, 0.10% of average daily net assets over $600 million up to $800 million, and 0.05% of average daily net assets over $800 million up to $900 million for the JNL/Mellon Capital Global Alpha Fund. Effective September 15, 2014, the Adviser agreed to voluntarily waive 0.05% of average daily net assets over $750 million for the JNL/Mellon Capital Emerging Markets Index Fund, 0.10% of average daily net assets over $150 million for the JNL/PPM America Mid Cap Value Fund and 0.10% of average daily net assets over $150 million for the JNL/PPM America Small Cap Value Fund.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Except for the JNL/WMC Money Market Fund, none of the waived fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Distribution Fees - The Funds adopted a Distribution Plan under the provisions of Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson and an affiliate of JNAM, is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries. The maximum annual Rule 12b-1 fee allowed is 0.20% of the average daily net assets attributable to the Class A shares.

Affiliated Brokerage Commissions - During the year ended December 31, 2014, the following Funds paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/Eagle SmallCap Equity Fund $32; JNL/Goldman Sachs Mid Cap Value Fund $68; JNL/Goldman Sachs U.S. Equity Flex Fund $1; JNL/JPMorgan International Value Fund $11; JNL/Oppenheimer Global Growth Fund $49.

Deferred Compensation Plan - Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2014, certain Funds invested in a money market fund which is managed by the Adviser. JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. The Funds sub-advised by T. Rowe Price Associates, Inc. invested in T. Rowe Price Reserves Investment Fund as a cash management tool. Certain Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds’ Adviser. JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC. The Custodian is an affiliate of the Funds for which J.P. Morgan Investment Management Inc. is the Sub-Adviser. JNL/BlackRock Global Allocation Fund invested in the iShares Gold Trust Fund, which is an affiliate of the Sub-Adviser. JNL/Mellon Capital International Index Fund invested in Prudential plc. JNAM is a wholly-owned subsidiary of Jackson and an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNL/Mellon Capital S&P 500 Index Fund and JNL/Mellon Capital Bond Index Fund invested in the Bank of New York Mellon Corporation, the parent company of each Fund’s Sub-Adviser. The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

NOTE 9. BORROWING ARRANGEMENTS

The Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/PPM America Floating Rate Income Fund, participate in the SCA with other funds managed by JNAM and Curian Capital, LLC (“Curian”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 6, 2014, the Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 6, 2014, the amount available under the facility was $300,000,000. Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis. The Funds pay an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase. These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Effective July 25, 2014, JNL/PPM America Floating Rate Income Fund participates in a $150 million committed, unsecured revolving line of credit facility with State Street Corp. Prior to July 25, 2014, the amount available under the facility was $40 million. Borrowings are to be used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Interest on borrowings are payable at the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Fund pays an annual commitment fee of 0.10% for this facility. No amounts were borrowed under the facility during the year. The commitment fee is included in other expenses in the Fund’s Statement of Operations.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

NOTE 10. FUND ACQUISITIONS

The following tables include information (in thousands) relating to acquisitions completed throughout the year. On April 28, 2014, an acquisition was completed by a tax free exchange of Class A and B shares of JNL/M&G Global Basics Fund for Class A and B shares, respectively, of JNL/Oppenheimer Global Growth Fund, pursuant to a plan of reorganization approved by the Board at a meeting held on December 16 and 17, 2013. On September 12, 2014, an acquisition was completed by a tax free exchange of Class A and B shares of JNL/Mellon Capital NYSE International 25 Fund for Class A and B shares, respectively, of JNL/Mellon Capital International Index Fund, pursuant to a plan of reorganization approved by the Board at a meeting held on June 3 and 4, 2014. The purpose of each acquisition was to combine Funds managed by the Adviser with comparable investment objectives and strategies. For financial reporting purposes, shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. However, the cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
JNL/M&G Global Basics Fund	JNL/Oppenheimer Global Growth Fund
Class A	Class A	$168,302	12,448	$994,127	70,475	11,927
Class B	Class B	61	5	986	69	4
JNL/Mellon Capital NYSE International 25 Fund	JNL/Mellon Capital International Index Fund
Class A	Class A	$94,576	12,631	$2,382,373	162,693	6,462
Class B	Class B	151	21	36,416	2,400	10

Immediately prior to the reorganization, the cost, market value and unrealized depreciation of investments, undistributed net investment loss, accumulated net realized loss and capital loss carryovers (in thousands) for the acquired funds were as follows:

Acquired Fund	Cost of Investments	Value of Investments	Net Unrealized Depreciation	Undistributed Net Investment Loss	Accumulated Net Realized Loss	Capital Loss Carryovers
JNL/M&G Global Basics Fund	$148,634	$148,453	$(181)	$(6)	$(182)	$–
JNL/Mellon Capital NYSE International 25 Fund	–	–	–	(4)	(35,229)	–

Prior to the reorganization, the acquired Funds made distributions from ordinary income and long-term capital gains (in thousands) as follows:

Acquired Fund	Ordinary Income	Long-Term Capital Gains
JNL/M&G Global Basics Fund
Class A	$3,543	$460
Class B	1	–
JNL/Mellon Capital NYSE International 25 Fund
Class A	3,128	–
Class B	–	–

Assuming the April 28, 2014 and September 12, 2014 acquisitions had been completed on January 1, 2014, the acquiring Funds’ pro forma results of operations (in thousands) for the year ended December 31, 2014, would have been:

Acquiring Fund	Net Investment Income	Net Realized Gain	Net Change in Unrealized Appreciation/ (Depreciation)	Net Increase/ (Decrease) in Net Assets from Operations
JNL/Mellon Capital International Index Fund	$75,661	$25,224	$(234,064)	$(133,179)
JNL/Oppenheimer Global Growth Fund	12,910	43,574	(32,762)	23,722

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statements of Operations since April 28, 2014 and September 12, 2014 for the respective acquisitions.

NOTE 11. INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”) or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/AllianceBernstein Dynamic Asset Allocation Fund	$(12)	$19	$(7)
JNL/AQR Managed Futures Strategy Fund	23,849	(23,849)	–
JNL/BlackRock Commodity Securities Strategy Fund	63	(63)	–
JNL/BlackRock Global Allocation Fund	24,798	(24,798)	–
JNL/BlackRock Large Cap Select Growth Fund	2,602	(2,602)	–
JNL/Boston Partners Global Long Short Equity Fund	660	320	(980)
JNL/Brookfield Global Infrastructure and MLP Fund	(1,012)	1,026	(14)
JNL/Capital Guardian Global Balanced Fund	(1,911)	1,911	–
JNL/Capital Guardian Global Diversified Research Fund	(76)	76	–
JNL/DFA U.S. Core Equity Fund	(11)	11	–
JNL/Eagle SmallCap Equity Fund	5,021	(5,295)	274
JNL/Eastspring Investments Asia ex-Japan Fund	(332)	332	–
JNL/Eastspring Investments China-India Fund	(1,878)	1,878	–
JNL/Franklin Templeton Global Growth Fund	(84)	84	–
JNL/Franklin Templeton Global Multisector Bond Fund	293	(293)	–
JNL/Franklin Templeton Income Fund	224	(224)	–
JNL/Franklin Templeton International Small Cap Growth Fund	(64)	64	–
JNL/Franklin Templeton Mutual Shares Fund	(6,215)	6,215	–
JNL/Franklin Templeton Small Cap Value Fund	(49)	49	–
JNL/Goldman Sachs Core Plus Bond Fund	8,340	(8,340)	–
JNL/Goldman Sachs Emerging Markets Debt Fund	(34,731)	35,361	(630)
JNL/Goldman Sachs Mid Cap Value Fund	392	(392)	–
JNL/Goldman Sachs U.S. Equity Flex Fund	114	(114)	–
JNL/Invesco Global Real Estate Fund	8,550	(8,550)	–
JNL/Invesco International Growth Fund	1,020	(1,020)	–
JNL/Invesco Large Cap Growth Fund	2,306	9	(2,315)
JNL/Invesco Mid Cap Value Fund	396	(396)	–
JNL/Invesco Small Cap Growth Fund	1,067	(1,067)	–
JNL/Ivy Asset Strategy Fund	4,404	(4,404)	–
JNL/JPMorgan International Value Fund	6,119	(6,119)	–
JNL/JPMorgan MidCap Growth Fund	4,527	(4,527)	–
JNL/JPMorgan U.S. Government & Quality Bond Fund	2,729	(2,549)	(180)
JNL/Lazard Emerging Markets Fund	(200)	200	–
JNL/Mellon Capital Emerging Markets Index Fund	(505)	505	–
JNL/Mellon Capital European 30 Fund	871	(871)	–
JNL/Mellon Capital Pacific Rim 30 Fund	633	(633)	–
JNL/Mellon Capital S&P 500 Index Fund	(97)	228	(131)
JNL/Mellon Capital Small Cap Index Fund	789	(101)	(688)
JNL/Mellon Capital International Index Fund	(4,368)	(30,864)	35,232
JNL/Mellon Capital Bond Index Fund	1,480	(2,014)	534
JNL/Mellon Capital Global Alpha Fund	978	620	(1,598)
JNL/Morgan Stanley Mid Cap Growth Fund	1,228	13	(1,241)
JNL/Neuberger Berman Strategic Income Fund	(3,250)	3,250	–
JNL/Oppenheimer Global Growth Fund	(201)	201	–
JNL/PIMCO Real Return Fund	32,149	(32,149)	–
JNL/PIMCO Total Return Bond Fund	22,612	(25,899)	3,287
JNL/PPM America Floating Rate Income Fund	(349)	349	–
JNL/PPM America High Yield Bond Fund	473	(471)	(2)
JNL/PPM America Value Equity Fund	4,628	–	(4,628)
JNL/Red Rocks Listed Private Equity Fund	(9,534)	9,534	–
JNL/S&P International 5 Fund	40	20	(60)
JNL/S&P Mid 3 Fund	41	–	(41)
JNL/Scout Unconstrained Bond Fund	1,360	(136)	(1,224)
JNL/T. Rowe Price Established Growth Fund	5,569	(5,569)	–
JNL/T. Rowe Price Mid-Cap Growth Fund	17,744	(17,744)	–
JNL/T. Rowe Price Short-Term Bond Fund	1,359	(1,359)	–
JNL/T. Rowe Price Value Fund	(16)	16	–
JNL/WMC Balanced Fund	2,144	(2,144)	–
JNL/WMC Money Market Fund	9	(9)	–
JNL/WMC Value Fund	(18)	18	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

At December 31, 2014, the following Funds had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		No Expiration
	Year(s) of Expiration	Amount	Short Term	Long Term	Total
JNL/AQR Managed Futures Strategy Fund	–	$–	$9,176	$2,544	$11,720
JNL/BlackRock Commodity Securities Strategy Fund	2017	13,799	–	–	13,799
JNL/Boston Partners Global Long Short Equity Fund	–	–	802	–	802
JNL/Capital Guardian Global Diversified Research Fund	2017	983	–	–	983
JNL/Franklin Templeton Income Fund	2018	937	–	–	937
JNL/Goldman Sachs Core Plus Bond Fund	–	–	10,806	1,835	12,641
JNL/Goldman Sachs Emerging Market Debt Fund	–	–	13,535	10,103	23,638
JNL/Invesco International Growth Fund	2017-2018	17,463	–	–	17,463
JNL/JPMorgan International Value Fund	2016-2018	179,781	–	–	179,781
JNL/JPMorgan U.S. Government & Quality Bond Fund	2015-2017	819	1,125	2,395	4,339
JNL/Mellon Capital Emerging Markets Index Fund	–	–	4,760	–	4,760
JNL/Mellon Capital S&P 500 Index Fund	2016	35,365	–	–	35,365
JNL/Mellon Capital Small Cap Index Fund	2016	8,077	–	–	8,077
JNL/Mellon Capital International Index Fund	2015-2018	28,340	4,151	610	33,101
JNL/Mellon Capital Global Alpha Fund	–	–	9,814	11,386	21,200
JNL/PIMCO Real Return Fund	–	–	29,515	–	29,515
JNL/PPM Floating Rate Equity Fund	–	–	–	636	636
JNL/PPM America Value Equity Fund	2016-2017	69,769	–	–	69,769
JNL/S&P International 5 Fund	–	–	3	–	3
JNL/Scout Unconstrained Bond Fund	–	–	7,912	12,848	20,760
JNL/T. Rowe Price Short-Term Bond Fund	2017-2018	21,370	8,648	5,659	35,677

At December 31, 2014, the following Funds had capital, currency and PFIC mark-to-market losses (in thousands) realized after October 31, 2014 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2015:

Amount
JNL/AllianceBernstein Dynamic Asset Allocation Fund	$79
JNL/Mellon Capital International Index Fund	4,252
JNL/T. Rowe Price Established Growth Fund	6,658
JNL/T. Rowe Price Mid-Cap Growth Fund	3,250

As of December 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/AllianceBernstein Dynamic Asset Allocation Fund	$15,846	$242	$(366)	$(124)
JNL/AQR Managed Futures Strategy Fund	484,701	3	(588)	(585)
JNL/BlackRock Commodity Securities Strategy Fund	1,148,669	137,542	(151,024)	(13,482)
JNL/BlackRock Global Allocation Fund	3,476,044	491,714	(439,518)	52,196
JNL/BlackRock Large Cap Select Growth Fund	1,105,388	182,292	(24,008)	158,284
JNL/Boston Partners Global Long Short Equity Fund	377,277	14,567	(13,841)	726
JNL/Brookfield Global Infrastructure and MLP Fund	1,345,361	112,272	(53,669)	58,603
JNL/Capital Guardian Global Balanced Fund	466,124	58,861	(24,390)	34,471
JNL/Capital Guardian Global Diversified Research Fund	359,139	101,213	(17,374)	83,839
JNL/DFA U.S. Core Equity Fund	585,864	153,555	(21,333)	132,222
JNL/Eagle SmallCap Equity Fund	1,281,710	292,776	(68,723)	224,053
JNL/Eastspring Investments Asia ex-Japan Fund	148,571	12,533	(18,919)	(6,386)
JNL/Eastspring Investments China-India Fund	366,306	51,830	(31,874)	19,956
JNL/Franklin Templeton Global Growth Fund	1,182,711	226,697	(119,450)	107,247
JNL/Franklin Templeton Global Multisector Bond Fund	2,185,169	45,718	(177,690)	(131,972)
JNL/Franklin Templeton Income Fund	2,760,236	290,749	(198,942)	91,807
JNL/Franklin Templeton International Small Cap Growth Fund	468,824	46,860	(43,438)	3,422
JNL/Franklin Templeton Mutual Shares Fund	1,013,767	276,542	(62,168)	214,374
JNL/Franklin Templeton Small Cap Value Fund	969,892	242,837	(45,642)	197,195
JNL/Goldman Sachs Core Plus Bond Fund	1,085,391	31,591	(8,363)	23,228
JNL/Goldman Sachs Emerging Markets Debt Fund	731,339	5,307	(82,194)	(76,887)
JNL/Goldman Sachs Mid Cap Value Fund	1,171,760	148,537	(22,563)	125,974
JNL/Goldman Sachs U.S. Equity Flex Fund	402,171	41,505	(8,232)	33,273
JNL/Invesco Global Real Estate Fund	1,862,503	246,341	(47,975)	198,366
JNL/Invesco International Growth Fund	1,422,216	222,131	(78,763)	143,368
JNL/Invesco Large Cap Growth Fund	931,988	214,806	(22,684)	192,122
JNL/Invesco Mid Cap Value Fund	567,477	64,103	(15,980)	48,123

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/Invesco Small Cap Growth Fund	$820,381	$193,672	$(35,225)	$158,447
JNL/Ivy Asset Strategy Fund	2,796,690	335,065	(64,849)	270,216
JNL/JPMorgan International Value Fund	676,352	38,007	(60,675)	(22,668)
JNL/JPMorgan MidCap Growth Fund	1,222,632	252,374	(42,980)	209,394
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,190,151	66,323	(7,878)	58,445
JNL/Lazard Emerging Markets Fund	1,490,362	191,946	(289,184)	(97,238)
JNL/Mellon Capital Emerging Markets Index Fund	877,648	84,038	(135,781)	(51,743)
JNL/Mellon Capital European 30 Fund	305,319	6,899	(33,300)	(26,401)
JNL/Mellon Capital Pacific Rim 30 Fund	185,900	14,318	(13,851)	467
JNL/Mellon Capital S&P 500 Index Fund	3,182,390	1,240,225	(53,790)	1,186,435
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	1,572,281	512,317	(71,494)	440,823
JNL/Mellon Capital Small Cap Index Fund	1,714,422	569,091	(148,605)	420,486
JNL/Mellon Capital International Index Fund	2,120,387	409,988	(250,521)	159,467
JNL/Mellon Capital Bond Index Fund	910,759	28,836	(2,821)	26,015
JNL/Mellon Capital Global Alpha Fund	43,742	1	(1)	–
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	105,825	10,689	(6,261)	4,428
JNL/Mellon Capital Utilities Sector Fund	44,387	4,102	(303)	3,799
JNL/Morgan Stanley Mid Cap Growth Fund	236,717	23,135	(17,176)	5,959
JNL/Neuberger Berman Strategic Income Fund	838,679	10,228	(10,352)	(124)
JNL/Oppenheimer Global Growth Fund	1,070,165	262,439	(55,341)	207,098
JNL/PIMCO Real Return Fund	3,023,145	11,876	(253,789)	(241,913)
JNL/PIMCO Total Return Bond Fund	5,102,985	109,071	(85,979)	23,092
JNL/PPM America Floating Rate Income Fund	1,619,838	1,834	(50,669)	(48,835)
JNL/PPM America High Yield Bond Fund	3,143,830	88,429	(201,621)	(113,192)
JNL/PPM America Mid Cap Value Fund	359,103	65,505	(15,045)	50,460
JNL/PPM America Small Cap Value Fund	229,797	23,920	(13,306)	10,614
JNL/PPM America Value Equity Fund	179,321	46,663	(7,041)	39,622
JNL/Red Rocks Listed Private Equity Fund	769,271	107,309	(14,880)	92,429
JNL/S&P Competitive Advantage Fund	2,756,039	254,902	(59,881)	195,021
JNL/S&P Dividend Income & Growth Fund	4,083,628	402,453	(71,986)	330,467
JNL/S&P International 5 Fund	130,982	2,224	(9,850)	(7,626)
JNL/S&P Intrinsic Value Fund	2,545,804	229,020	(53,740)	175,280
JNL/S&P Mid 3 Fund	159,748	10,392	(3,430)	6,962
JNL/S&P Total Yield Fund	1,896,778	70,448	(43,420)	27,028
JNL/Scout Unconstrained Bond Fund	688,635	650	(1,163)	(513)
JNL/T. Rowe Price Established Growth Fund	3,735,660	1,471,655	(98,896)	1,372,759
JNL/T. Rowe Price Mid-Cap Growth Fund	2,329,979	898,605	(32,651)	865,954
JNL/T. Rowe Price Short-Term Bond Fund	1,803,407	7,561	(10,356)	(2,795)
JNL/T. Rowe Price Value Fund	3,035,282	661,542	(65,685)	595,857
JNL/WMC Balanced Fund	4,010,829	676,698	(42,538)	634,160
JNL/WMC Money Market Fund	1,125,818	–	–	–
JNL/WMC Value Fund	1,291,245	574,187	(16,787)	557,400

As of December 31, 2014, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/AllianceBernstein Dynamic Asset Allocation Fund	$344	$53	$(310)	$–
JNL/AQR Managed Futures Strategy Fund	51,503	–	(2,450)	(11,720)
JNL/BlackRock Commodity Securities Strategy Fund	3,915	–	(50,183)	(13,799)
JNL/BlackRock Global Allocation Fund	114,205	159,402	40,892	–
JNL/BlackRock Large Cap Select Growth Fund	29,107	64,905	158,257	–
JNL/Boston Partners Global Long Short Equity Fund	–	–	(2,808)	(802)
JNL/Brookfield Global Infrastructure and MLP Fund	19,502	37,669	58,589	–
JNL/Capital Guardian Global Balanced Fund	3,283	27,207	34,052	–
JNL/Capital Guardian Global Diversified Research Fund	3,680	–	83,857	(983)
JNL/DFA U.S. Core Equity Fund	6,834	25,121	132,352	–
JNL/Eagle SmallCap Equity Fund	10,201	176,631	224,725	–
JNL/Eastspring Investments Asia ex-Japan Fund	4,017	1,700	(6,602)	–
JNL/Eastspring Investments China-India Fund	4,132	–	18,994	–
JNL/Franklin Templeton Global Growth Fund	25,758	28,418	107,182	–
JNL/Franklin Templeton Global Multisector Bond Fund	163,874	1,363	(161,842)	–
JNL/Franklin Templeton Income Fund	102,978	–	90,881	(937)
JNL/Franklin Templeton International Small Cap Growth Fund	4,847	33,335	3,406	–
JNL/Franklin Templeton Mutual Shares Fund	40,414	52,411	214,345	–
JNL/Franklin Templeton Small Cap Value Fund	3,644	65,728	197,176	–
JNL/Goldman Sachs Core Plus Bond Fund	23,051	–	21,592	(12,641)
JNL/Goldman Sachs Emerging Markets Debt Fund	–	–	(86,372)	(23,638)
JNL/Goldman Sachs Mid Cap Value Fund	6,295	28,001	126,426	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/Goldman Sachs U.S. Equity Flex Fund	$14,860	$18,761	$29,487	$–
JNL/Invesco Global Real Estate Fund	54,794	38,770	201,621	–
JNL/Invesco International Growth Fund	23,131	–	143,175	(17,463)
JNL/Invesco Large Cap Growth Fund	–	114,034	192,085	–
JNL/Invesco Mid Cap Value Fund	13,846	4,127	48,111	–
JNL/Invesco Small Cap Growth Fund	17,651	59,996	158,508	–
JNL/Ivy Asset Strategy Fund	20,122	137,437	246,190	–
JNL/JPMorgan International Value Fund	27,770	–	(22,964)	(179,781)
JNL/JPMorgan MidCap Growth Fund	22,378	158,553	208,648	–
JNL/JPMorgan U.S. Government & Quality Bond Fund	30,827	–	58,380	(4,339)
JNL/Lazard Emerging Markets Fund	31,115	9,324	(97,601)	–
JNL/Mellon Capital Emerging Markets Index Fund	14,157	–	(52,040)	(4,760)
JNL/Mellon Capital European 30 Fund	15,396	2,402	(26,420)	–
JNL/Mellon Capital Pacific Rim 30 Fund	8,005	4,507	462	–
JNL/Mellon Capital S&P 500 Index Fund	5,072	–	1,186,597	(35,365)
JNL/Mellon Capital S&P 400 MidCap Index Fund	4,557	13,457	442,793	–
JNL/Mellon Capital Small Cap Index Fund	571	–	423,196	(8,077)
JNL/Mellon Capital International Index Fund	5,993	–	156,202	(33,101)
JNL/Mellon Capital Bond Index Fund	9,363	2,083	25,952	–
JNL/Mellon Capital Global Alpha Fund	–	–	(283)	(21,200)
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	11,634	9,643	4,427	–
JNL/Mellon Capital Utilities Sector Fund	717	109	3,799	–
JNL/Morgan Stanley Mid Cap Growth Fund	–	9,934	5,958	–
JNL/Neuberger Berman Strategic Income Fund	22,508	–	(872)	–
JNL/Oppenheimer Global Growth Fund	12,819	38,677	207,011	–
JNL/PIMCO Real Return Fund	61,929	–	(268,454)	(29,515)
JNL/PIMCO Total Return Bond Fund	36,925	25,878	(31,864)	–
JNL/PPM America Floating Rate Income Fund	58,728	–	(48,850)	(636)
JNL/PPM America High Yield Bond Fund	1,414	4,414	(112,619)	–
JNL/PPM America Mid Cap Value Fund	4,510	43,426	50,454	–
JNL/PPM America Small Cap Value Fund	1,440	2,231	10,612	–
JNL/PPM America Value Equity Fund	–	–	39,615	(69,769)
JNL/Red Rocks Listed Private Equity Fund	49,869	25,576	92,342	–
JNL/S&P Competitive Advantage Fund	105,692	175,421	194,997	–
JNL/S&P Dividend Income & Growth Fund	152,065	176,974	331,830	–
JNL/S&P International 5 Fund	1,096	–	(7,629)	(3)
JNL/S&P Intrinsic Value Fund	190,107	160,696	175,256	–
JNL/S&P Mid 3 Fund	7,564	2	6,962	–
JNL/S&P Total Yield Fund	173,098	110,340	27,011	–
JNL/Scout Unconstrained Bond Fund	–	–	(192)	(20,760)
JNL/T. Rowe Price Established Growth Fund	4,375	68,642	1,365,995	–
JNL/T. Rowe Price Mid-Cap Growth Fund	–	21,181	862,640	–
JNL/T. Rowe Price Short-Term Bond Fund	16,885	–	(2,854)	(35,677)
JNL/T. Rowe Price Value Fund	50,383	291,962	595,794	–
JNL/WMC Balanced Fund	88,595	163,214	634,415	–
JNL/WMC Money Market Fund	16	–	(52)	–
JNL/WMC Value Fund	15,994	28,749	557,324	–

* Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options, and forward contracts; and accelerated recognition of unrealized gain on PFICs. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNL/AllianceBernstein Dynamic Asset Allocation Fund	$280	$35
JNL/AQR Managed Futures Strategy Fund	32,786	9,254
JNL/BlackRock Global Allocation Fund	51,178	44,677
JNL/BlackRock Large Cap Select Growth Fund	28,199	56,446
JNL/Brookfield Global Infrastructure and MLP Fund	23,198	20,689
JNL/Capital Guardian Global Balanced Fund	4,336	–
JNL/Capital Guardian Global Diversified Research Fund	3,260	–
JNL/DFA U.S. Core Equity Fund	4,967	5,948
JNL/Eagle SmallCap Equity Fund	–	118,878
JNL/Eastspring Investments Asia ex-Japan Fund	1,412	–
JNL/Eastspring Investments China-India Fund	3,111	–
JNL/Franklin Templeton Global Growth Fund	9,766	8,242
JNL/Franklin Templeton Global Multisector Bond Fund	74,028	684
JNL/Franklin Templeton Income Fund	84,363	–
JNL/Franklin Templeton International Small Cap Growth Fund	5,780	19,740

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Net Ordinary Income*	Long-term Capital Gain**
JNL/Franklin Templeton Mutual Shares Fund	$9,166	$23,991
JNL/Franklin Templeton Small Cap Value Fund	13,939	86,265
JNL/Goldman Sachs Core Plus Bond Fund	19,548	–
JNL/Goldman Sachs Emerging Markets Debt Fund	15,463	10,926
JNL/Goldman Sachs Mid Cap Value Fund	80,514	107,783
JNL/Goldman Sachs U.S. Equity Flex Fund	14,411	11,460
JNL/Invesco Global Real Estate Fund	22,877	59,284
JNL/Invesco International Growth Fund	15,865	–
JNL/Invesco Large Cap Growth Fund	63,524	132,273
JNL/Invesco Mid Cap Value Fund	1,187	11,911
JNL/Invesco Small Cap Growth Fund	6,004	26,470
JNL/Ivy Asset Strategy Fund	34,108	152,583
JNL/JPMorgan International Value Fund	13,323	–
JNL/JPMorgan MidCap Growth Fund	37,094	64,899
JNL/JPMorgan U.S. Government & Quality Bond Fund	38,046	–
JNL/Lazard Emerging Markets Fund	26,675	30,203
JNL/Mellon Capital Emerging Markets Index Fund	8,812	–
JNL/Mellon Capital European 30 Fund	3,049	–
JNL/Mellon Capital Pacific Rim 30 Fund	5,096	2,903
JNL/Mellon Capital S&P 500 Index Fund	46,883	4,685
JNL/Mellon Capital S&P 400 MidCap Index Fund	25,736	93,926
JNL/Mellon Capital Small Cap Index Fund	18,927	–
JNL/Mellon Capital International Index Fund	72,225	–
JNL/Mellon Capital Bond Index Fund	27,166	8,498
JNL/Mellon Capital Global Alpha Fund	4,662	–
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	12,931	5,198
JNL/Mellon Capital Utilities Sector Fund	1	–
JNL/Morgan Stanley Mid Cap Growth Fund	1,592	484
JNL/Neuberger Berman Strategic Income Fund	5,695	1,587
JNL/Oppenheimer Global Growth Fund	7,164	22,634
JNL/PIMCO Real Return Fund	14,309	–
JNL/PIMCO Total Return Bond Fund	156,728	17,134
JNL/PPM America Floating Rate Income Fund	40,127	1,700
JNL/PPM America High Yield Bond Fund	178,927	25,555
JNL/PPM America Mid Cap Value Fund	3,879	18,243
JNL/PPM America Small Cap Value Fund	4,234	29,379
JNL/PPM America Value Equity Fund	9,674	–
JNL/Red Rocks Listed Private Equity Fund	60,990	34,561
JNL/S&P Competitive Advantage Fund	184,987	55,512
JNL/S&P Dividend Income & Growth Fund	130,301	110,038
JNL/S&P Intrinsic Value Fund	170,751	87,669
JNL/S&P Total Yield Fund	165,172	81,666
JNL/T. Rowe Price Established Growth Fund	26,839	390,202
JNL/T. Rowe Price Mid-Cap Growth Fund	10,633	237,500
JNL/T. Rowe Price Short-Term Bond Fund	20,191	–
JNL/T. Rowe Price Value Fund	59,199	139,386
JNL/WMC Balanced Fund	65,718	107,532
JNL/WMC Money Market Fund	21	–
JNL/WMC Value Fund	26,940	72,443

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2014.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income *	Long-term Capital Gain	Return of Capital
JNL/AQR Managed Futures Strategy Fund	$16,864	$255	$–
JNL/BlackRock Commodity Securities Strategy Fund	5,462	–	–
JNL/BlackRock Global Allocation Fund	13,572	–	–
JNL/BlackRock Large Cap Select Growth Fund	26,515	42,801	–
JNL/Brookfield Global Infrastructure Fund	14,526	1,113	–
JNL/Capital Guardian Global Balanced Fund	7,679	–	–
JNL/Capital Guardian Global Diversified Research Fund	4,748	–	–
JNL/DFA U.S. Core Equity Fund	3,549	16,844	–
JNL/Eagle SmallCap Equity Fund	9,234	23,324	–
JNL/Eastspring Investments Asia ex-Japan Fund	1,721	1,119	–
JNL/Eastspring Investments China-India Fund	3,284	–	–
JNL/Franklin Templeton Global Growth Fund	10,161	–	–
JNL/Franklin Templeton Global Multisector Bond Fund	37,223	–	–
JNL/Franklin Templeton Income Fund	77,461	–	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Net Ordinary Income *	Long-term Capital Gain	Return of Capital
JNL/Franklin Templeton International Small Cap Growth Fund	$3,678	$6,156	$–
JNL/Franklin Templeton Mutual Shares Fund	8,780	–	–
JNL/Franklin Templeton Small Cap Value Fund	7,939	5,382	–
JNL/Goldman Sachs Core Plus Bond Fund	45,596	9,768	–
JNL/Goldman Sachs Emerging Markets Debt Fund	86,246	8,510	–
JNL/Goldman Sachs Mid Cap Value Fund	90,209	115,149	–
JNL/Goldman Sachs U.S. Equity Flex Fund	1,409	1,947	–
JNL/Invesco Global Real Estate Fund	48,200	–	–
JNL/Invesco International Growth Fund	11,413	–	–
JNL/Invesco Large Cap Growth Fund	3,311	59,892	–
JNL/Invesco Mid Cap Value Fund	636	–	–
JNL/Invesco Small Cap Growth Fund	1,737	11,560	–
JNL/Ivy Asset Strategy Fund	34,967	–	–
JNL/JPMorgan International Value Fund	20,633	–	–
JNL/JPMorgan MidCap Growth Fund	1,746	–	–
JNL/JPMorgan U.S. Government & Quality Bond Fund	42,811	–	–
JNL/Lazard Emerging Markets Fund	22,388	27,095	–
JNL/M&G Global Basics Fund	3,824	4,909	–
JNL/Mellon Capital Emerging Markets Index Fund	4,544	–	–
JNL/Mellon Capital European 30 Fund	983	–	–
JNL/Mellon Capital Pacific Rim 30 Fund	5,150	–	–
JNL/Mellon Capital S&P 500 Index Fund	33,912	13,015	–
JNL/Mellon Capital S&P 400 MidCap Index Fund	18,070	38,780	–
JNL/Mellon Capital Small Cap Index Fund	21,499	70,624	596
JNL/Mellon Capital International Index Fund	50,726	–	–
JNL/Mellon Capital Bond Index Fund	33,431	1,247	–
JNL/Mellon Capital Global Alpha Fund	–	–	–
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	594	–	–
JNL/Mellon Capital Utilities Sector Fund	71	–	–
JNL/Morgan Stanley Mid Cap Growth Fund	24	334	–
JNL/Neuberger Berman Strategic Income Fund	1,280	3	–
JNL/Oppenheimer Global Growth Fund	8,207	332	–
JNL/PIMCO Real Return Fund	226,521	12,205	–
JNL/PIMCO Total Return Bond Fund	67,377	4,845	–
JNL/PPM America Floating Rate Income Fund	21,743	–	–
JNL/PPM America High Yield Bond Fund	168,348	36,504	–
JNL/PPM America Mid Cap Value Fund	1,631	–	–
JNL/PPM America Small Cap Value Fund	2,896	10,508	–
JNL/PPM America Value Equity Fund	1,992	–	–
JNL/Red Rocks Listed Private Equity Fund	62,211	–	–
JNL/S&P Competitive Advantage Fund	34,692	66,254	–
JNL/S&P Dividend Income & Growth Fund	73,993	50,435	–
JNL/S&P Intrinsic Value Fund	70,401	4,247	–
JNL/S&P Total Yield Fund	39,703	11,781	–
JNL/T. Rowe Price Established Growth Fund	2,737	151,012	–
JNL/T. Rowe Price Mid-Cap Growth Fund	1,677	145,313	–
JNL/T. Rowe Price Short-Term Bond Fund	21,292	–	–
JNL/T. Rowe Price Value Fund	42,850	66,950	–
JNL/WMC Balanced Fund	56,019	32,118	–
JNL/WMCMoney Market Fund	14	–	–
JNL/WMC Value Fund	31,953	59,075	–

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2011, 2012, 2013 and 2014, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2014.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Effective January 1, 2015, the Adviser agreed to voluntarily waive annual advisory fees of 0.02% of average daily net assets over $2 billion for the JNL/Invesco International Growth Fund; 0.01% of average daily net assets over $2 billion for the JNL/PIMCO Real Return Fund; and 0.02% of average daily net assets over $1 billion for the JNL/PIMCO Total Return Bond Fund.

At a meeting held January 13, 2015, the Board voted to approve the followings mergers effective after close of business on April 24, 2015, subject to shareholder approval by the acquired funds.

Acquired Fund	Acquiring Fund
JNL/Mellon Capital Global Alpha Fund	JNL/AQR Managed Futures Strategy Fund
Curian/Aberdeen Latin America Fund*	JNL/Lazard Emerging Markets Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund*	JNL/Lazard Emerging Markets Fund
Curian/Baring International Fixed Income Fund*	JNL/Franklin Templeton Global Multisector Bond Fund
Curian/CenterSquare International Real Estate Securities Fund*	JNL/Invesco Global Real Estate Fund
Curian/Schroder Emerging Europe Fund*	JNL/Lazard Emerging Markets Fund

*	The Acquired Fund is a separate series of Curian Variable Series Trust and is advised by Curian.

No other events were noted that required adjustments to the financial statements or disclosures in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within JNL Series Trust (the “Funds”) as listed in Note 1 to the financial statements of the JNL Series Trust Sub-Advised Funds, including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2014, and the related statements of operations for the year or periods then ended, the statements of cash flows for the year then ended with respect to JNL/Goldman Sachs U.S. Equity Flex Fund and JNL/PIMCO Real Return Fund, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable) and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, JNL/Goldman Sachs U.S. Equity Flex Fund’s and JNL/PIMCO Real Return Fund’s cash flows, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2014

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period††
JNL/AllianceBernstein Dynamic Asset Allocation Fund
Class A	$1,000.00	$991.00	1.12%	$5.62	$1,000.00	$1,019.58	1.12%	$5.70
JNL/AQR Managed Futures Strategy Fund
Class A	1,000.00	1,152.40	1.36	7.38	1,000.00	1,018.36	1.36	6.92
Class B	1,000.00	1,154.40	1.16	6.30	1,000.00	1,019.38	1.16	5.90
JNL/BlackRock Commodity Securities Strategy Fund
Class A	1,000.00	755.90	0.98	4.34	1,000.00	1,020.29	0.98	4.99
Class B	1,000.00	756.50	0.78	3.45	1,000.00	1,021.30	0.78	3.97
JNL/BlackRock Global Allocation Fund
Class A	1,000.00	985.80	1.07	5.36	1,000.00	1,019.83	1.07	5.45
Class B	1,000.00	986.30	0.87	4.36	1,000.00	1,020.84	0.87	4.43
JNL/BlackRock Large Cap Select Growth Fund
Class A	1,000.00	1,081.80	0.91	4.78	1,000.00	1,020.61	0.91	4.63
Class B	1,000.00	1,082.70	0.71	3.73	1,000.00	1,021.62	0.71	3.62
JNL/Boston Partners Global Long Short Equity Fund*
Class A	1,000.00	986.00	2.27	6.61	1,000.00	1,013.79	2.27	11.52
JNL/Brookfield Global Infrastructure and MLP Fund
Class A	1,000.00	929.00	1.14	5.54	1,000.00	1,019.45	1.14	5.80
Class B	1,000.00	929.90	0.94	4.57	1,000.00	1,020.46	0.94	4.79
JNL/Capital Guardian Global Balanced Fund
Class A	1,000.00	971.10	1.01	5.02	1,000.00	1,020.14	1.01	5.14
Class B	1,000.00	971.10	0.81	4.02	1,000.00	1,021.15	0.81	4.13
JNL/Capital Guardian Global Diversified Research Fund
Class A	1,000.00	992.10	1.07	5.37	1,000.00	1,019.79	1.07	5.45
Class B	1,000.00	992.90	0.87	4.37	1,000.00	1,020.80	0.87	4.43
JNL/DFA U.S. Core Equity Fund
Class A	1,000.00	1,032.60	0.80	4.10	1,000.00	1,021.16	0.80	4.08
Class B	1,000.00	1,032.90	0.60	3.07	1,000.00	1,022.16	0.60	3.06
JNL/Eagle SmallCap Equity Fund
Class A	1,000.00	1,008.20	0.98	4.96	1,000.00	1,020.29	0.98	4.99
Class B	1,000.00	1,009.30	0.78	3.95	1,000.00	1,021.30	0.78	3.97
JNL/Eastspring Investments Asia ex-Japan Fund
Class A	1,000.00	982.50	1.27	6.35	1,000.00	1,018.79	1.27	6.46
Class B	1,000.00	983.30	1.07	5.35	1,000.00	1,019.80	1.07	5.45
JNL/Eastspring Investments China-India Fund
Class A	1,000.00	1,041.10	1.31	6.74	1,000.00	1,018.61	1.31	6.67
Class B	1,000.00	1,041.30	1.11	5.71	1,000.00	1,019.62	1.11	5.65
JNL/Franklin Templeton Global Growth Fund
Class A	1,000.00	930.90	1.00	4.87	1,000.00	1,020.18	1.00	5.09
Class B	1,000.00	931.50	0.80	3.89	1,000.00	1,021.19	0.80	4.08
JNL/Franklin Templeton Global Multisector Bond Fund
Class A	1,000.00	972.00	1.06	5.27	1,000.00	1,019.84	1.06	5.40
Class B	1,000.00	973.40	0.86	4.28	1,000.00	1,020.85	0.86	4.38

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2014

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period††
JNL/Franklin Templeton Income Fund
Class A	$1,000.00	$951.50	0.92%	$4.53	$1,000.00	$1,020.55	0.92%	$4.69
Class B	1,000.00	951.90	0.72	3.54	1,000.00	1,021.56	0.72	3.67
JNL/Franklin Templeton International Small Cap Growth Fund
Class A	1,000.00	879.80	1.30	6.16	1,000.00	1,018.63	1.30	6.61
Class B	1,000.00	880.40	1.10	5.21	1,000.00	1,019.66	1.10	5.60
JNL/Franklin Templeton Mutual Shares Fund
Class A	1,000.00	994.90	1.03	5.18	1,000.00	1,020.04	1.03	5.24
Class B	1,000.00	995.70	0.83	4.18	1,000.00	1,021.04	0.83	4.23
JNL/Franklin Templeton Small Cap Value Fund
Class A	1,000.00	958.80	1.08	5.33	1,000.00	1,019.78	1.08	5.50
Class B	1,000.00	959.70	0.88	4.35	1,000.00	1,020.79	0.88	4.48
JNL/Goldman Sachs Core Plus Bond Fund
Class A	1,000.00	1,014.90	0.88	4.47	1,000.00	1,020.78	0.88	4.48
Class B	1,000.00	1,015.60	0.68	3.45	1,000.00	1,021.80	0.68	3.47
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A	1,000.00	904.00	1.05	5.04	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	904.90	0.85	4.08	1,000.00	1,020.90	0.85	4.33
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	1,042.30	0.99	5.10	1,000.00	1,020.21	0.99	5.04
Class B	1,000.00	1,042.70	0.79	4.07	1,000.00	1,021.22	0.79	4.02
JNL/Goldman Sachs U.S. Equity Flex Fund
Class A	1,000.00	1,043.80	2.15	11.08	1,000.00	1,014.36	2.15	10.92
Class B	1,000.00	1,044.40	1.95	10.05	1,000.00	1,015.42	1.95	9.91
JNL/Invesco Global Real Estate Fund
Class A	1,000.00	1,028.90	1.05	5.37	1,000.00	1,019.89	1.05	5.35
Class B	1,000.00	1,031.00	0.85	4.35	1,000.00	1,020.90	0.85	4.33
JNL/Invesco International Growth Fund
Class A	1,000.00	944.20	0.97	4.75	1,000.00	1,020.29	0.97	4.94
Class B	1,000.00	945.20	0.77	3.78	1,000.00	1,021.30	0.77	3.92
JNL/Invesco Large Cap Growth Fund
Class A	1,000.00	1,038.50	0.96	4.93	1,000.00	1,020.36	0.96	4.89
Class B	1,000.00	1,040.00	0.76	3.91	1,000.00	1,021.37	0.76	3.87
JNL/Invesco Mid Cap Value Fund
Class A	1,000.00	1,016.50	0.98	4.98	1,000.00	1,020.26	0.98	4.99
Class B	1,000.00	1,017.30	0.78	3.97	1,000.00	1,021.26	0.78	3.97
JNL/Invesco Small Cap Growth Fund
Class A	1,000.00	1,030.50	1.11	5.68	1,000.00	1,019.63	1.11	5.65
Class B	1,000.00	1,031.10	0.91	4.66	1,000.00	1,020.63	0.91	4.63
JNL/Ivy Asset Strategy Fund
Class A	1,000.00	964.70	1.20	5.94	1,000.00	1,019.18	1.20	6.11
Class B	1,000.00	965.80	1.00	4.95	1,000.00	1,020.18	1.00	5.09
JNL/JPMorgan International Value Fund
Class A	1,000.00	883.00	1.00	4.75	1,000.00	1,020.15	1.00	5.09
Class B	1,000.00	883.80	0.80	3.80	1,000.00	1,021.15	0.80	4.08
JNL/JPMorgan MidCap Growth Fund
Class A	1,000.00	1,023.60	0.94	4.79	1,000.00	1,020.48	0.94	4.79
Class B	1,000.00	1,024.50	0.74	3.78	1,000.00	1,021.48	0.74	3.77
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A	1,000.00	1,019.80	0.69	3.51	1,000.00	1,021.72	0.69	3.52
Class B	1,000.00	1,020.40	0.49	2.50	1,000.00	1,022.73	0.49	2.50
JNL/Lazard Emerging Markets Fund
Class A	1,000.00	876.30	1.21	5.72	1,000.00	1,019.09	1.21	6.16
Class B	1,000.00	877.40	1.01	4.78	1,000.00	1,020.08	1.01	5.14
JNL/Mellon Capital Emerging Markets Index Fund
Class A	1,000.00	913.70	0.76	3.67	1,000.00	1,021.39	0.76	3.87
Class B	1,000.00	914.40	0.56	2.70	1,000.00	1,022.37	0.56	2.85
JNL/Mellon Capital European 30 Fund
Class A	1,000.00	881.60	0.70	3.32	1,000.00	1,021.68	0.70	3.57
Class B	1,000.00	882.80	0.50	2.37	1,000.00	1,022.68	0.50	2.55
JNL/Mellon Capital Pacific Rim 30 Fund
Class A	1,000.00	931.60	0.72	3.51	1,000.00	1,021.59	0.72	3.67
Class B	1,000.00	933.00	0.52	2.53	1,000.00	1,022.60	0.52	2.65

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2014

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period††
JNL/Mellon Capital S&P 500 Index Fund
Class A	$1,000.00	$1,058.20	0.55%	$2.85	$1,000.00	$1,022.43	0.55%	$2.80
Class B	1,000.00	1,059.10	0.35	1.82	1,000.00	1,023.44	0.35	1.79
JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A	1,000.00	1,018.80	0.57	2.90	1,000.00	1,022.33	0.57	2.91
Class B	1,000.00	1,020.30	0.37	1.88	1,000.00	1,023.34	0.37	1.89
JNL/Mellon Capital Small Cap Index Fund
Class A	1,000.00	1,015.80	0.55	2.79	1,000.00	1,022.43	0.55	2.80
Class B	1,000.00	1,016.90	0.35	1.78	1,000.00	1,023.44	0.35	1.79
JNL/Mellon Capital International Index Fund
Class A	1,000.00	898.30	0.63	3.01	1,000.00	1,022.05	0.63	3.21
Class B	1,000.00	899.90	0.43	2.06	1,000.00	1,023.06	0.43	2.19
JNL/Mellon Capital Bond Index Fund
Class A	1,000.00	1,017.60	0.58	2.95	1,000.00	1,022.30	0.58	2.96
Class B	1,000.00	1,017.60	0.38	1.93	1,000.00	1,023.31	0.38	1.94
JNL/Mellon Capital Global Alpha Fund
Class A	1,000.00	1,055.90	1.11	5.75	1,000.00	1,019.63	1.11	5.65
Class B	1,000.00	1,057.10	0.91	4.72	1,000.00	1,020.65	0.91	4.63
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
Class A	1,000.00	1,004.50	0.70	3.54	1,000.00	1,021.68	0.70	3.57
Class B	1,000.00	1,005.40	0.50	2.53	1,000.00	1,022.68	0.50	2.55
JNL/Mellon Capital Utilities Sector Fund
Class A	1,000.00	1,073.40	0.70	3.66	1,000.00	1,021.68	0.70	3.57
JNL/Morgan Stanley Mid Cap Growth Fund
Class A	1,000.00	999.80	1.10	5.54	1,000.00	1,019.64	1.10	5.60
Class B	1,000.00	1,001.40	0.90	4.54	1,000.00	1,020.66	0.90	4.58
JNL/Neuberger Berman Strategic Income Fund
Class A	1,000.00	1,001.30	0.95	4.79	1,000.00	1,020.43	0.95	4.84
Class B	1,000.00	1,002.90	0.75	3.79	1,000.00	1,021.44	0.75	3.82
JNL/Oppenheimer Global Growth Fund
Class A	1,000.00	975.90	0.98	4.88	1,000.00	1,020.26	0.98	4.99
Class B	1,000.00	977.50	0.78	3.89	1,000.00	1,021.26	0.78	3.97
JNL/PIMCO Real Return Fund
Class A	1,000.00	969.30	0.87	4.32	1,000.00	1,020.80	0.87	4.43
Class B	1,000.00	970.20	0.67	3.33	1,000.00	1,021.80	0.67	3.41
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	1,009.30	0.80	4.05	1,000.00	1,021.16	0.80	4.08
Class B	1,000.00	1,011.10	0.60	3.04	1,000.00	1,022.16	0.60	3.06
JNL/PPM America Floating Rate Income Fund
Class A	1,000.00	985.90	0.98	4.91	1,000.00	1,020.28	0.98	4.99
JNL/PPM America High Yield Bond Fund
Class A	1,000.00	947.20	0.74	3.63	1,000.00	1,021.50	0.74	3.77
Class B	1,000.00	949.30	0.54	2.65	1,000.00	1,022.51	0.54	2.75
JNL/PPM America Mid Cap Value Fund
Class A	1,000.00	1,037.10	1.02	5.24	1,000.00	1,020.05	1.02	5.19
Class B	1,000.00	1,037.70	0.82	4.21	1,000.00	1,021.06	0.82	4.18
JNL/PPM America Small Cap Value Fund
Class A	1,000.00	1,007.00	1.05	5.31	1,000.00	1,019.89	1.05	5.35
Class B	1,000.00	1,008.30	0.85	4.30	1,000.00	1,020.90	0.85	4.33
JNL/PPM America Value Equity Fund
Class A	1,000.00	1,039.40	0.85	4.37	1,000.00	1,020.90	0.85	4.33
Class B	1,000.00	1,040.40	0.65	3.34	1,000.00	1,021.90	0.65	3.31
JNL/Red Rocks Listed Private Equity Fund
Class A	1,000.00	947.00	1.16	5.69	1,000.00	1,019.34	1.16	5.90
Class B	1,000.00	948.30	0.96	4.71	1,000.00	1,020.35	0.96	4.89
JNL/S&P Competitive Advantage Fund
Class A	1,000.00	1,109.10	0.66	3.51	1,000.00	1,021.86	0.66	3.36
Class B	1,000.00	1,110.30	0.46	2.45	1,000.00	1,022.87	0.46	2.35
JNL/S&P Dividend Income & Growth Fund
Class A	1,000.00	1,047.20	0.66	3.41	1,000.00	1,021.86	0.66	3.36
Class B	1,000.00	1,048.40	0.46	2.38	1,000.00	1,022.87	0.46	2.35
JNL/S&P International 5 Fund*

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2014

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratios	Expenses Paid During Period††
Class A	1,000.00	946.00	0.80	2.28	1,000.00	1,021.15	0.80	4.08
JNL/S&P Intrinsic Value Fund
Class A	$1,000.00	$1,114.60	0.66%	$3.52	$1,000.00	$1,021.86	0.66%	$3.36
Class B	1,000.00	1,115.90	0.46	2.45	1,000.00	1,022.87	0.46	2.35
JNL/S&P Mid 3 Fund
Class A	1,000.00	1,067.40	0.80	4.17	1,000.00	1,021.16	0.80	4.08
Class B	1,000.00	1,069.20	0.60	3.13	1,000.00	1,022.16	0.60	3.06
JNL/S&P Total Yield Fund
Class A	1,000.00	1,061.20	0.67	3.48	1,000.00	1,021.84	0.67	3.41
Class B	1,000.00	1,061.60	0.47	2.44	1,000.00	1,022.85	0.47	2.40
JNL/Scout Unconstrained Bond Fund
Class A	1,000.00	970.70	1.00	4.97	1,000.00	1,020.15	1.00	5.09
JNL/T. Rowe Price Established Growth Fund
Class A	1,000.00	1,058.50	0.86	4.46	1,000.00	1,020.87	0.86	4.38
Class B	1,000.00	1,059.80	0.66	3.43	1,000.00	1,021.88	0.66	3.36
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	1,063.30	1.01	5.25	1,000.00	1,020.14	1.01	5.14
Class B	1,000.00	1,064.30	0.81	4.21	1,000.00	1,021.15	0.81	4.13
JNL/T. Rowe Price Short-Term Bond Fund
Class A	1,000.00	996.20	0.71	3.57	1,000.00	1,021.65	0.71	3.62
Class B	1,000.00	997.40	0.51	2.57	1,000.00	1,022.66	0.51	2.60
JNL/T. Rowe Price Value Fund
Class A	1,000.00	1,037.30	0.91	4.67	1,000.00	1,020.61	0.91	4.63
Class B	1,000.00	1,037.90	0.71	3.65	1,000.00	1,021.62	0.71	3.62
JNL/WMC Balanced Fund
Class A	1,000.00	1,034.80	0.73	3.74	1,000.00	1,021.50	0.73	3.72
Class B	1,000.00	1,036.30	0.53	2.72	1,000.00	1,022.51	0.53	2.70
JNL/WMC Money Market Fund
Class A	1,000.00	1,000.00	0.18	0.91	1,000.00	1,024.29	0.18	0.92
Class B	1,000.00	1,000.00	0.18	0.91	1,000.00	1,024.29	0.18	0.92
JNL/WMC Value Fund
Class A	1,000.00	1,046.90	0.78	4.02	1,000.00	1,021.30	0.78	3.97
Class B	1,000.00	1,047.80	0.58	2.99	1,000.00	1,022.31	0.58	2.96

*

Fund has less than 6-month’s operating history. For Funds with less than 6-month’s operating history, the amounts reported under Expenses Using Hypothetical 5% Return are not comparable to the amounts reported in Expenses Using Actual Fund Return.

†

For Funds with at least 6-month operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Funds with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 107/365 (to reflect the period since the Fund’s inception).

††

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER
Interested Trustee
Mark D. Nerud (48) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of Curian Capital, LLC (01/2011 to present) and Curian Clearing LLC (01/2011 to present); Managing Board Member of the Adviser (11/2000 to 11/2003) (01/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (01/2000 to 12/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Independent Trustees
Michael Bouchard (58) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (01/1999 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Ellen Carnahan (59) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Machrie Enterprises LLC (07/07 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director, Integrys Energy Group (05/2003 to present); Governance Committee Member and Chair, Integrys Energy Group (05/2010 to 05/2013); Finance Committee Member, Integrys Energy Group (05/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to present); Environmental Committee Member, Integrys Energy Group (05/2013 to present)

William J. Crowley, Jr. (69) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (01/2014 to present) Trustee [2] (01/2007 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 07/2009 when the company was acquired); Director of Provident Bankshares Corporation (05/2003 until 05/2009 when the company was acquired)

Michelle Engler (56) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (01/2011 to 12/2013) Trustee [2] (12/2003 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER
Independent Trustees
John Gillespie (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Richard McLellan (72) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/1994 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (2010 to present); Adjunct Associate Professor, Michigan State University (2008 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to 08/2012)
William R. Rybak (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present)	118
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investment Services, Inc. (2010 to present); Chair of Audit Committee of Christian Brothers Investments, Inc. (2012 to present); Member of the Board of Trustees of Lewis University (10/2012 to present), Chairman of the Board of Trustees of Lewis University (1982 to 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 03/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Chair of Governance Committee, each of the Calamos Mutual Funds (2004 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chair of Audit Committee of The PrivateBancorp (05/2013 to present); Chair of Business Risk Committee of The PrivateBancorp (2009 to 05/2013)

Edward Wood (58) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to present); Managing Director, Morgan Stanley Investment Management (06/2010 to 01/2011); President & Principal Executive Officer of the Van Kampen Funds, Van Kampen/Morgan Stanley (12/2008 to 05/2010; Chief Administrative Officer, Van Kampen Investments (01/2008 to 05/2010); Chief Operating Officer, Van Kampen Funds Inc. (01/2008 to 05/2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Patricia A. Woodworth (59) 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None

[1]	Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
[2]	The interested and independent Trustees are elected to serve for an indefinite term.
[3]

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term. Chairperson Crowley’s term will lapse at the end of 2016.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Danielle A. Bergandine (34) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (06/2009 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of the Adviser (6/2009 to present); Anti-Money Laundering Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to present)

Karen J. Buiter (49) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Financial Reporting of the Adviser (07/2011 to present); Assistant Vice President – Financial Reporting of the Adviser (04/2008 to 06/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Kelly L. Crosser (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (09/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (09/2007 to present); Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (04/2007 to 12/2013); Manager, Jackson National Life Insurance Company (12/2013 to present)

Steven J. Fredricks (44) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (01/2005 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (01/2005 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to 05/2012)

William Harding (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (02/2013 to present);Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

Daniel W. Koors (44) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (01/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011)

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Kristen K. Leeman (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (08/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (06/2012 to present); Regulatory Analyst of Jackson National Life Insurance Company (2/2014 to present); Senior Paralegal of Jackson National Life Insurance Company (03/2006 to 01/2014)

Gerard A. M. Oprins (55) 1 Corporate Way Lansing, MI 48951	Vice President (06/2012 to present) Treasurer and Chief Financial Officer (11/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of the Adviser (04/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (03/2012 to present); Business Consultant (2009 to 03/2011)

Michael Piszczek (57) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Tax of the Adviser (07/2011 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 06/2011); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Susan S. Rhee (43) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (02/2004 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (01/2010 to present); Chief Legal Officer (07/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (02/2004 to present)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48951 or by visiting www.jackson.com.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2014:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$203,499	$0	$0	$230,000
Ellen Carnahan	$201,288	$0	$0	$227,500	[3]
William J. Crowley, Jr. [2]	$234,466	$0	$0	$265,000	[4]
Michelle Engler	$192,440	$0	$0	$217,500
John Gillespie	$190,228	$0	$0	$215,000	[5]
Richard McLellan	$194,651	$0	$0	$220,000
William R. Rybak	$210,135	$0	$0	$237,500
Edward Wood	$201,288	$0	$0	$227,500	[6]
Patricia Woodworth	$190,228	$0	$0	$215,000

[1]

The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees are $2,055,000.

[2]	Mr. Crowley is an ex officio member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance

Committee.

[3]	Amount includes $113,750 deferred by Ms. Carnahan.
[4]	Amount includes $212,000 deferred by Mr. Crowley.
[5]	Amount includes $25,625 deferred by Mr. Gillespie.
[6]	Amount includes $227,500 deferred by Mr. Wood.

JNL SERIES TRUST

(“TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) and certain sub-subadvisers (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on May 12, 2014, June 2-4, 2014 and August 25-27, 2014, the Board, including all of the independent trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2015.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. The performance reviewed by the Board was for periods ended on December 31, 2013 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL/American Funds Blue Chip Income and Growth Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period, though it underperformed for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Bond Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period ending June 30, 2014 and outperformed its benchmark for the three-year period ending June 30, 2014, though it underperformed its peer group and benchmark for the one- and three-year fiscal periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Small Capitalization Fund. The Board considered that the Fund outperformed its custom peer group and benchmark for the six-month and one-year periods ending June 30, 2014, though it underperformed its custom peer group and its benchmark for the three-year period. The Board noted that the Fund’s relative performance compared to its custom peer group and benchmark had improved since 2011. The Board further considered JNAM’s assertion that the Fund’s focus on emerging markets caused it to face stylistic headwinds. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Growth-Income Fund. The Board noted that the Fund outperformed its peer group and benchmark for the one-year period and outperformed its peer group for the three-year period. The Board also considered that the Fund underperformed its benchmark for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds International Fund. The Board noted that the Fund outperformed its peer group and benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds New World Fund. The Board considered that the Fund outperformed its custom peer group for the one- and three-year periods (though it underperformed its benchmark for those same periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund. The Board considered that each Fund outperformed its respective custom peer group and blended benchmark for the one-year period. The Board also took into account that each Fund commenced operations in April 2012. The Board noted, therefore, that it would be prudent to allow the team additional time to continue to develop its long-term performance record with the Funds. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 20 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board further considered that the Fund outperformed its blended benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 35 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board further considered that the Fund outperformed its blended benchmark for the one-year period and underperformed its blended benchmark for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 50 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board further considered that the Fund underperformed its blended benchmark by less than 1% for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 65 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board further considered that the Fund outperformed its blended benchmark for the one-year period ending June 30, 2014, though it underperformed for the three-year period. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreement.

JNL/AQR Managed Futures Strategy Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period. The Board also took into account that the Fund commenced operations in August 2011. The Board noted, therefore, that it would be prudent to allow the team more time to develop its long-term performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Commodity Securities Strategy Fund. The Board considered that the Fund outperformed its blended benchmark and custom peer group for the one-year period. The Board also noted that the Fund underperformed its blended benchmark and custom peer group for the three-year period. The Board further considered that the Fund outperformed its custom peer group over the five-year period (though it underperformed its blended benchmark during that same period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Allocation Fund. The Board noted that the Fund outperformed its peer group and blended benchmark for the one-year period, but underperformed its peer group and blended benchmark for the three-year period. The Board also considered that the Sub-Adviser began managing the Fund in August 2011 and noted therefore, that it would be prudent to allow the team more time to develop its long-term performance record with the Fund. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Large Cap Select Growth Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed for the remaining periods. The Board also noted that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed for the remaining periods. The Board considered that the Sub-Adviser began managing the Fund in September 2013 and noted, therefore, that it would be prudent to allow the team time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Brookfield Global Infrastructure and MLP Fund. The Board considered that the Fund outperformed its custom peer group and benchmark for the one-year period. The Board also took into account that the Fund was launched in December of 2011. The Board noted, therefore, that it would be prudent to allow the team more time to continue to develop its long-term performance record with the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders to renew the Agreements.

JNL/Capital Guardian Global Balanced Fund. The Board considered that the Fund outperformed its peer group and blended benchmark for the one- and three-year periods, though it underperformed its peer group and blended benchmark for the five- and ten-year periods. The Board noted that the current Sub-Adviser has been managing the Fund since December 2007 so the Fund’s ten-year record does not owe entirely to the current management team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Capital Guardian Global Diversified Research Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods, though it underperformed its benchmark for the ten-year period. The Board also considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed its peer group for the one- and ten-year periods. The Board noted that the current Sub-Adviser has been managing the Fund since December 2007 so the Fund’s ten-year record does not owe entirely to the current management team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods (though underperformed its peer group for the ten-year period). The Board also considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the remaining periods. The Board took into account that the current Sub-Adviser began managing the Fund in April 2012. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Eagle SmallCap Equity Fund. The Board took into account that the Fund outperformed its benchmark and peer group for the ten-year period and also outperformed its peer group in each calendar year from 2006 through 2012 (thought it underperformed its benchmark and peer group for the remaining periods). The Board concluded that it would be in the best interests of the Fund and its shareholders, in light of its mid- and longer-term performance, to renew the Agreements.

JNL/Eastspring Investments Asia Ex-Japan Fund. The Board considered that, while the Fund underperformed its benchmark and peer group for all periods, much of the Fund’s relative underperformance resulted from its performance in 2013. The Board further considered the Fund’s performance in each of the prior calendar years, noting that in two of the three years the Fund was closer to or surpassed its benchmark. The Board noted that the Sub-Adviser has made changes to its team and has adjusted its investment process. The Board further noted that the Fund’s year-to-date performance as of June 30, 2014 was in the 32nd percentile of its peer group and was 110 basis points better than its benchmark. The Board concluded that it would be prudent to allow the Sub-Adviser additional time to continue to improve performance and that it is in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Eastspring Investments China-India Fund. The Board noted that JNAM recommended comparing the Fund to a custom peer group consisting of funds with significant exposures only to China and/or India. The Board considered that the Fund outperformed the custom peer group for the five-year period, though it underperformed the custom peer group for the one- and three-year periods. The Board took into account that the Fund outperformed its custom peer group for the year-to-date period ending June 30, 2014. The Board also considered that the Fund underperformed its blended benchmark for all periods. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Founding Strategy Fund. The Board considered that the Fund outperformed its blended benchmark for the one-, three- and five year periods. The Board noted that as the Fund invests equally in only three underlying funds, its investment performance will depend on the performance of the underlying funds, each of whose performance is evaluated by the Board. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Franklin Templeton Global Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period. The Board concluded that it would be in the best interest of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods. The Board also considered that the Fund’s performance equaled its blended benchmark’s performance for the one-year period and outperformed its blended benchmark for the five-year period (though it underperformed its blended benchmark for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton International Small Cap Growth Fund. The Board noted that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Mutual Shares Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to international securities. The Board considered that the Fund outperformed its custom peer group for the one-, three- and five-year periods, though it underperformed its benchmark for those periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Franklin Templeton Small Cap Value Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund outperformed its benchmark and peer group for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund had outperformed its benchmark for the one-, three- and five-year periods (though it underperformed its custom peer group for those periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Mid Cap Value Fund. The Board considered that, gross of fees, the Fund outperformed its benchmark over the one-year period (though net of fees it underperformed its benchmark and peer group for all periods). The Board further considered that, in 2012 and 2013, the Fund performed within 1% of its benchmark. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs U.S. Equity Flex Fund. The Board noted that the Fund outperformed its custom peer group for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the longer periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Global Real Estate Fund. The Board noted that the Fund outperformed its peer group for the three-year period and performed in the 56th percentile of its peer group for the five-year period (though it also underperformed its peer group for the one-year period and its benchmark for all periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco International Growth Fund. The Board considered that the Fund outperformed its peer group for all periods and outperformed its benchmark for the one-, three- and five-year periods (though it underperformed its benchmark for the ten-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Large Cap Growth Fund. The Board took into account that the Fund outperformed its benchmark and peer group for the one-year period, though it underperformed for the longer periods. The Board further considered recent changes made by the Sub-Adviser to the portfolio management team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Mid Cap Value Fund. The Board considered that the Fund underperformed its peer group and benchmark for all periods. The Board took into account that it had only recently made a change in the Fund’s sub-adviser and that the current Sub-Adviser began managing the Fund in September 2013. The Board noted, therefore, that it would be prudent to allow the team time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Small Cap Growth Fund. The Board considered that the Fund outperformed its peer group for the three-, five- and ten-year periods, though it underperformed its peer group for the one-year period. The Board also considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark for the one-, five- and ten-year periods. The Board took into account that the Fund outperformed its peer group and benchmark for the year-to-date period ending June 30, 2014. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Ivy Asset Strategy Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed its benchmark for the one- and three-year periods. Given these considerations, and that the Fund does not yet have a five-year track record, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan International Value Fund. The Board considered that the Fund outperformed its peer group for all periods. The Board also considered that the Fund outperformed its benchmark for the ten-year period, though it underperformed its benchmark for the other periods. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan MidCap Growth Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board also considered that the Fund outperformed its benchmark for the one- and three-year periods and underperformed the benchmark for the five- and ten-year periods. The Board considered that JPMorgan has been Sub-Adviser on the strategy since December 2007 so the ten-year record does not owe entirely to the current team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board took into account that the Fund outperformed its peer group and benchmark for the three-, five- and ten-year periods, though it underperformed both for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard Emerging Markets Fund. The Board took into account that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its peer group for the three- and five-year periods (though it underperformed its peer group for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital S&P 500 Index Fund. The Board noted that the Fund’s performance, before expenses, was within 0.1% of its benchmark for all time periods (though the Fund underperformed its benchmark for all periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital S&P 400 MidCap Index Fund. The Board considered that, before expenses, the Fund outperformed its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Small Cap Index Fund. The Board took under consideration that, before expenses, the Fund outperformed its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital International Index Fund. The Board took into account that, before expenses, the Fund outperformed its benchmark for the three- and ten-year periods, though it underperformed its benchmark for the one- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Bond Index Fund. The Board considered that, before expenses, the Fund outperformed its benchmark for the five-year period and that the Fund’s performance, before expenses, was within 0.2% of its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital 10 x 10 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund performed in line with its blended benchmark (with the Fund and benchmark, respectively, at 27.7% and 28.0% for the one-year period, 13.2% and 13.7% for the three-year period and 16.0 and 16.4% for the five-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital Index 5 Fund. The Board took into account that the Fund outperformed its blended benchmark for the three-year period and the Fund’s performance equaled its blended benchmark’s performance for the one- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital European 30 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. Further, the Board noted that over its 3-year period, the Fund trailed its custom benchmark by only 8 basis points. The Board also noted that for the year-to-date period ended June 30, 2014, the Fund had outperformed its custom benchmark by 0.1% (though it underperformed that benchmark over the one- and five-year periods). The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Pacific Rim 30 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board further considered that the Fund underperformed its custom benchmark by less than 1% for each of the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Global Alpha Fund. The Board noted that the Fund is not managed to beat a benchmark, rather it is managed to provide positive absolute returns for investors. The Board did consider that the Fund underperformed its benchmark and custom peer group for the one- and three-year periods. The Board also noted that the Sub-Adviser has made recent adjustments to its investment process. The Board concluded that it would review strategic alternatives for the Fund and that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Emerging Markets Index Fund. The Board considered that the Fund underperformed its benchmark for the one-year period. The Board also noted that the Fund commenced operations in August 2011 and that it would be prudent to allow the team more time to develop its long-term performance record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund. The Board considered that the Fund underperformed its benchmark for the one-year period. The Board also, however, noted that the Fund commenced operations in April 2012 and that it would be prudent to allow the team more time to develop its performance record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Utilities Sector Fund. The Board took into account that the Fund had less than one year of performance data. The Board also noted that the Fund commenced operations in April 2013. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Morgan Stanley Mid Cap Growth Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period. The Board also noted that the Fund commenced operations in April 2012 and that it would be prudent to allow the team more time to develop its long-term performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its peer group. The Board also noted that the Fund commenced operations in April 2012 and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Oppenheimer Global Growth Fund. The Board took into account that the Fund outperformed its benchmark and peer group for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Real Return Fund. The Board took into account that the Fund outperformed its peer group for the three- and five-year periods (though it underperformed its peer group for the one-year period). The Board also noted that the Fund outperformed its benchmark for the five-year period and underperformed its benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Total Return Bond Fund. The Board noted that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also noted that the Fund outperformed its peer group for the five- and ten-year periods, though it underperformed its peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund underperformed its peer group and benchmark for the one-year period. The Board took into account that the Fund had only commenced operations in January 2011. The Board noted, therefore, that it would be prudent to allow the team more time to develop its long-term performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America High Yield Bond Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its peer group for the ten-year period. The Board also noted that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its benchmark for the longer periods. The Board noted that PPM became the Sub-Adviser in April 2007 so the ten-year record does not owe entirely to the current team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Mid Cap Value Fund. The Board took into account that the Fund outperformed its peer group for the one-, three- and five-year periods and outperformed its benchmark for the one- and five-year periods (though it underperformed its benchmark for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Small Cap Value Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods and outperformed its benchmark for the five-year period (though it underperformed its benchmark for the one- and three-year periods). The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/PPM America Value Equity Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its peer group for the ten-year period. The Board also noted that the Fund outperformed its benchmark for the one- and five-year periods and underperformed its benchmark for the three- and ten-year periods. The Board took into account that the current Sub-Adviser has been managing the Fund since January 2007 so the Fund’s ten-year record does not owe entirely to the current management team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Red Rocks Listed Private Equity Fund. The Board took into account that the Fund outperformed its custom peer group for all periods and outperformed its benchmark for the one- and three-year periods (though it underperformed its benchmark for the five-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Balanced Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and ten-year periods, though it underperformed its peer group for the five-year period. The Board also considered that the Fund outperformed its blended benchmark for the ten-year period, performed in line with its blended benchmark for the one-year period and underperformed its blended benchmark for the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Money Market Fund. The Board took into account that the Fund outperformed the peer group for the ten-year period, though it underperformed its peer group for the shorter periods and underperformed its benchmark for all periods. The Board noted that the Fund underperformed its peer group by only two basis points during the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Value Fund. The Board noted that the Fund outperformed its peer group and benchmark for the ten-year period. The Board also considered that the Fund performed within 0.2% of its peer group for the one-, three- and five-year periods, though it underperformed its benchmark for those periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Competitive Advantage Fund. The Board took into account that, before expenses, the Fund outperformed its custom benchmark for the five-year period, though it underperformed its custom benchmark for the shorter periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Dividend Income & Growth Fund. The Board noted that, before expenses, the Fund performed within 0.4% of its custom benchmark during the one-year period and within 0.2% during the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Intrinsic Value Fund. The Board considered that, before expenses, the Fund performed within 0.2% of its custom benchmark for the three- and five-year periods, though it underperformed its custom benchmark by 0.7% for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Total Yield Fund. The Board noted that the Fund outperformed its custom benchmark for the three- and five-year periods, though it underperformed its custom benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P 4 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund outperformed the S&P 500 Index for the one-, three- and five-year periods (though it underperformed its custom benchmark for those periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/S&P Managed Conservative Fund. The Board considered that the Fund outperformed its blended benchmark for the one- and five-year periods, though it underperformed its blended benchmark for the three-year period. The Board also noted that the Fund outperformed its custom peer group for the three-year period, though it underperformed its custom peer group for the one- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Moderate Fund. The Board considered that the Fund outperformed its custom peer group for the one- and three-year periods, though it underperformed its custom peer group for the five-year period. The Board also noted that the Fund outperformed its blended benchmark for the one- and five-year periods, though it underperformed its blended benchmark for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Moderate Growth Fund. The Board considered that the Fund outperformed its custom peer group for all periods and outperformed its blended benchmark for the five-year period (though it underperformed its blended benchmark for the other periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Growth Fund. The Board took into account that the Fund outperformed its custom peer group for all periods and outperformed its blended benchmark for the five-year period (though it underperformed its blended benchmark for the other periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Aggressive Growth Fund. The Board took into account that the Fund outperformed its custom peer group for all periods and outperformed its blended benchmark for the five-year period (though it underperformed its blended benchmark for the other periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund outperformed both its benchmark and peer group for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund outperformed its peer group for all periods and outperformed its benchmark for the one-, five-, and ten-year periods (though it underperformed its benchmark for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods (though it underperformed for the one-year period). The Board also considered that the Fund underperformed its peer group for those periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Value Fund. The Board took into account that the Fund outperformed its benchmark and peer group for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Disciplined Moderate Fund. The Board considered that the Fund outperformed its blended benchmark and custom peer group for the one- and three-year periods, though it underperformed its blended benchmark and custom peer group for the five-year period. The Board noted that JNAM began managing the Fund in August 2011. The Board concluded, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Disciplined Moderate Growth Fund. The Board considered that the Fund outperformed its blended benchmark and custom peer group for the one- and three-year periods, though it underperformed its blended benchmark and custom peer group for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Disciplined Growth Fund. The Board considered that the Fund outperformed its custom peer group for all periods and outperformed its blended benchmark for the one- and three-year periods, though it underperformed its blended benchmark for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. For certain Funds, the Board also considered a supplemental peer group provided by an independent data service, as indicated below. This consideration was based on JNAM’s assertion and information provided to the Board suggesting that the supplemental peer group, where presented, provides a more meaningful source of comparative information than the primary peer group.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL/American Funds Blue Chip Income and Growth Fund. The Board noted JNAM’s assertion that a supplemental peer group also provided a meaningful comparison of Fund expenses. The Board noted that the Fund’s advisory fee is lower than the peer group average (excluding Master Fund expenses) and the Fund’s advisory fee is lower than the supplemental peer group average (including Master Fund expenses). The Board also noted the Fund’s total expenses are lower than the peer group average, excluding Master Fund expenses (including such expenses, the total expenses are higher than the peer group average), though the Fund’s total expenses are higher than the supplemental peer group average (including Master Fund expenses). The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Global Bond Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds also provided a meaningful comparison of Fund expenses. The Board noted that the Fund’s advisory fee is lower than the peer group average, though its total expenses are higher than the supplemental peer group average, including Master Fund expenses. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Global Small Capitalization Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate. The Board also noted that while the Fund’s advisory fee is higher than the supplemental peer group average, the Fund’s total expense ratio (including Master Fund expenses) is lower than the supplemental peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth-Income Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board also noted that the Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than the supplemental peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds International Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board noted that the Fund’s advisory fee is lower than the supplemental peer group average. The Board also noted that the Fund’s total expense ratio (including Master Fund expenses) is lower than the supplemental peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds New World Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board noted that the Fund’s advisory fee is lower than the supplemental peer group average. The Board also noted that the Fund’s total expense ratio (including Master Fund expenses) is lower than the supplemental peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Balanced Allocation Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board noted that the Fund’s advisory fee is lower than the supplemental peer group average. The Board noted that the total expense ratio (including Master Fund expenses) was lower than the supplemental peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the advisory fee is in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Allocation Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board noted that the Fund’s advisory fee is lower than the supplemental peer group average. The Board noted that the total expense ratio (including Master Fund expenses) was lower than the supplemental peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the advisory fee is in the best interests of the Fund and its shareholders in light of the services provided.

JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund and JNL Institutional Alt 65 Fund. The Board noted that each Fund’s advisory fee and total expense ratio are lower than the peer group average. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the advisory fee is in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Managed Futures Strategy Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board noted that the Fund’s advisory fee and total expense ratio are lower than the respective supplemental peer group averages (though the sub-advisory fee is higher than the supplemental peer group average). The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light the supplemental peer group expenses and services provided.

JNL/BlackRock Commodity Securities Strategy Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Allocation Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group comprised World Allocation funds with greater investment mandate similarities to the Fund, as compared to the general peer group, which included portfolios with dissimilar investment strategies. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than the supplemental peer group average, though the Fund’s total expense ratio is 1 basis point higher than the supplemental peer group average. The Board concluded that the Fund’s advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and the services provided.

JNL/BlackRock Large Cap Select Growth Fund. The Board took into account that the Fund’s advisory fee, sub-advisory fee and total expense ratio are lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Brookfield Global Infrastructure and MLP Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board took into account that the Fund’s advisory fee is higher than the supplemental peer group average and the Fund’s sub-advisory fee is lower than the supplemental peer group average. The Board noted that the total expense ratio is lower than the supplemental peer group average. The Board concluded that the advisory fee is in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Capital Guardian Global Balanced Fund and JNL/Capital Guardian Global Diversified Research Fund. The Board considered that each Fund’s advisory fee is lower than the peer group average and sub-advisory fee is higher than the peer group average. The Board noted that each Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund’s advisory fee and sub-advisory fee are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Eagle SmallCap Equity Fund. The Board took into account that the Fund’s advisory fee and sub-advisory fee are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Eastspring Investments Asia Ex-Japan Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board took into account that the Fund’s advisory fee is higher than the supplemental peer group average and the sub-advisory fee is equal to the supplemental peer group average. The Board noted that the Fund’s total expense ratio is lower than supplemental peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the Fund’s performance compared to its peer group and the services provided.

JNL/Eastspring Investments China-India Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the funds in the supplemental peer group have more aggregate exposure to China and India and are, therefore, more similar to the Fund. The Board took into account that the Fund’s advisory fee is lower than the supplemental peer group average and the sub-advisory fee is equal to the supplemental peer group average. The Board also noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Founding Strategy Fund. The Board considered that the Fund has no advisory or sub-advisory fees. The Board noted that the total expense ratio (excluding underlying Fund expenses) is lower than the peer group average and each of the underlying funds is subject to individual oversight by the Board. The Board concluded that the total expenses are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Global Growth Fund. The Board took into account that the Fund’s advisory fee and sub-advisory fee are lower than the respective peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board took into account that the Fund’s sub-advisory fee is lower than the peer group average, though its advisory fee as well as its total expense ratio are higher than the respective peer group averages. The Board noted, however, that the Fund outperformed its peer group and benchmark for the one-year period. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and the services provided.

JNL/Franklin Templeton Income Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and sub-advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton International Small Cap Growth Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board took into account that the Fund’s advisory fee is higher than the supplemental peer group average and the sub-advisory fee is lower than the supplemental peer group average. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board noted that the Fund outperformed its peer group and benchmark for all periods. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Mutual Shares Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the funds in the general peer group lack international stock exposure (which this Fund has). The Board considered that the Fund’s advisory and sub-advisory fees are higher than the supplemental peer group average. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. In considering the Fund’s fees the Board also considered that the Fund outperformed its custom peer group for all periods. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its peer group.

JNL/Franklin Templeton Small Cap Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is two basis points higher than the peer group average. The Board noted that the Fund outperformed its benchmark for all periods and its peer group for the three- and five-year periods. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its peer group.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is higher than the peer group average. The Board considered that the Fund outperformed its benchmark and peer group for all periods. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its peer group.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group contains only peer funds that focus on emerging markets, where the cost of investing is often higher than in developed markets. The Board took into account that the Fund’s advisory and sub-advisory fees are higher than the respective supplemental peer group averages. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board further considered that the Fund outperformed its benchmark for all periods. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Mid Cap Value Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and the Fund’s sub-advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs U.S. Equity Flex Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board considered that the Fund’s advisory fee is higher than the supplemental peer group average. The Board further considered that the Fund’s sub-advisory fee is lower than the supplemental peer group average. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Global Real Estate Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and the sub-advisory fee is equal to the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco International Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Large Cap Growth Fund. The Board considered that while the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages, its total expense ratio is equal to the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Mid Cap Value Fund and JNL/Invesco Small Cap Growth Fund. The Board took into account that the Fund’s advisory fee and total expenses are lower than the respective peer group averages (though the sub-advisory fee is higher). The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Ivy Asset Strategy Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group comprised World Allocation funds with greater investment mandate similarities to the Fund, as compared to the general peer group, which included portfolios with dissimilar investment strategies. The Board considered that the Fund’s advisory fee and total expenses are higher than the respective supplemental peer group averages and its sub-advisory fee is equal to the supplemental peer group average. The Board took under consideration, however, that the Fund outperformed its peer group for all periods. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its peer group.

JNL/JPMorgan International Value Fund, JNL/JPMorgan Midcap Growth Fund, and JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Lazard Emerging Markets Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital S&P 500 Index Fund. The Board considered that, while the Fund’s total expenses are only 8 basis points higher than the peer group average and its advisory fee is only 4 basis points higher than the average. The Fund’s sub-advisory fee is lower than the peer group average. The Board also took under consideration that the Fund, gross of fees, performed within 4 basis points of its benchmark for all periods. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, and JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Bond Index Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is equal to the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital 10 x 10 Fund and JNL/Mellon Capital Index 5 Fund. The Board took into account that the Fund has no advisory or sub-advisory fees. The Board noted that the Fund’s total expense ratio (excluding underlying Fund expenses) is lower than the peer group average and each of the underlying funds is subject to individual oversight by the Board. The Board concluded that the total expenses are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital European 30 Fund and JNL/Mellon Capital Pacific Rim 30 Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Global Alpha Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more appropriate comparison of Fund expenses, in light of the fact that the supplemental peer group comprised World Allocation funds with greater investment mandate similarities to the Fund, as compared to the general peer group, which included portfolios with dissimilar investment strategies. The Board considered that the Fund’s advisory fee is higher than the supplemental peer group average and the sub-advisory fee and total expense ratio are lower than the respective supplemental peer group averages. The Board also took into account the voluntary waiver to be implemented by the Adviser, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/Mellon Capital Emerging Markets Index Fund. The Board considered that the Fund’s advisory fee is one basis point higher than the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is one basis point higher than the peer group average. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Utilities Sector Fund. The Board considered that the Fund’s advisory fee is equal to the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Morgan Stanley Mid Cap Growth Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average and sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average and sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is three basis points higher than the peer group average. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Oppenheimer Global Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Real Return Fund. The Board took into account that the Fund’s advisory fee and sub-advisory fee are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is higher than the peer group average. The Board noted that the sub-advisory fee paid to PIMCO is consistent with other funds managed by PIMCO. In considering the Fund’s fees, the Board also considered the Fund’s performance. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/PIMCO Total Return Bond Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is three basis points higher than the peer group average. In considering the Fund’s fees, the Board also considered the Fund’s performance. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Floating Rate Income Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more appropriate comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate and the supplemental peer group is larger and more robust, as the general peer group focused on a limited number of funds within the variable annuity universe. The Board considered that the Fund’s advisory fee is higher than the supplemental peer group average. The Board also took into account that the Fund’s sub-advisory fee and total expense ratio are lower than the respective supplemental peer group averages. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/PPM America High Yield Bond Fund and JNL/PPM America Value Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Mid Cap Value Fund. The Board took into account that the Fund’s advisory fee is higher than the peer group average and the Fund’s sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Small Cap Value Fund. The Board took into account that the Fund’s advisory fee is equal to the peer group average and the Fund’s sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board also noted the new breakpoint to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Red Rocks Listed Private Equity Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more appropriate comparison of Fund expenses in light of the fact that the general peer group has only two other funds. The Board took into account that the Fund’s advisory fee and sub-advisory fee are higher than the respective supplemental peer group averages. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Balanced Fund, JNL/WMC Money Market Fund, and JNL/WMC Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Competitive Advantage Fund and JNL/S&P Intrinsic Value Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Dividend Income & Growth Fund and JNL/S&P Total Yield Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and the sub-advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P 4 Fund. The Board considered that the Fund has no advisory or sub-advisory fees. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the total expenses are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the total expense ratio (excluding underlying Fund expenses) is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Disciplined Growth Fund. The Board took into account that the Fund’s advisory fee is equal to the peer group average. The Board noted that the Fund’s total expense ratio (excluding underlying Fund expenses) is lower than the peer group average and that each of the underlying funds is subject to individual oversight by the Board. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the advisory fee is in the best interests of the Fund and its shareholders in light of the services provided.

JNL Disciplined Moderate Fund and JNL Disciplined Moderate Growth Fund. The Board took into account that the Fund’s advisory fee and total expense ratio (excluding underlying Fund expenses) are lower than the peer group average and that each of the underlying funds is subject to individual oversight by the Board. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the advisory fee is in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and the Fund’s sub-advisory fee is three basis points higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and the Fund’s sub-advisory fee is one basis point higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Short-Term Bond Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and the sub-advisory fee is equal to the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Value Fund. The Board considered that the Fund’s advisory fee is equal to the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain Sub-Advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, Sub-Advisers would not be required to participate in the meetings and recommendations to hire or fire Sub-Advisers would not be influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. The Board reviewed the monetary values of these transactions. Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). The Board also considered that in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC. The Board considered that each service to be provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law. As an affiliate of the Master Funds of the JNL/American Funds, Capital Guardian Trust Company serves as investment sub-adviser to the following funds of JNL Series Trust: JNL/Capital Guardian Global Balanced Fund and JNL/Capital Guardian Global Diversified Research Fund.

JNL SERIES TRUST

(“TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on December 3-4, 2014, the Board, including all of the independent trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) considered information relating to the addition of four new funds to the Advisory Agreement and approval of seven new Sub-Advisory Agreements and amendment of three Sub-Advisory Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2016.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

New Funds:

JNL Multi-Manager Alternative Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Westchester Capital Event Driven Fund. The Board took into account that each Fund had not commenced operations and there was no Fund performance data to review. The Board reviewed the performance of certain investment mandates with similar investment strategies of the proposed Sub-Advisers. The Board concluded that it would be in the best interest of each Fund and its potential shareholders to approve the Agreements.

Existing Fund:

JNL/BlackRock Commodity Securities Strategy Fund. The Board considered the proposed addition of BlackRock International Limited as a co-sub-adviser for the Fund. The Board took into account the Adviser’s assertion that this addition would contribute to effective management of the Fund because the portfolio management team was becoming “dually” employed by BlackRock International Limited. The Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

New Funds:

JNL Multi-Manager Alternative Fund. The Board considered that the advisory fees are lower than the peer group average, though the sub-advisory fees are higher than the peer group average. The Board also noted that the total expense ratio was below that of the peer group average. The Board concluded that the advisory fees and sub-advisory fees are in the best interests of the Fund and its potential shareholders in light of the services to be provided.

JNL/Harris Oakmark Global Equity Fund and JNL/Oppenheimer Emerging Markets Innovator Fund. The Board considered that each Fund’s advisory fees and sub-advisory fees are higher than their respective peer group averages. The Board also noted, however, that the total expense ratio of each Fund was below that of its peer group average. The Board concluded that the advisory fees and sub-advisory fees are in the best interests of each Fund and its potential shareholders in light of the services to be provided.

JNL/Westchester Capital Event Driven Fund. The Board considered that the advisory fees, sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board also noted, however, that although the total expense ratio was within five basis points of its peer group average, the total expenses ranked in the 57th percentile. The Board also noted the Fund’s unique investment strategy and that there was only one additional sub-advised fund in the peer group for comparison. The Board concluded that the advisory fees and sub-advisory fees are in the best interests of the Fund and its potential shareholders in light of the services to be provided.

Existing Fund:

JNL/BlackRock Commodity Securities Strategy Fund. The Board considered that the sub-advisory fee to be paid to BlackRock International Limited would not result in an increase in the Fund’s overall advisory or sub-advisory fees. The Board concluded that the advisory fees and the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain Sub-Advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. In addition, certain affiliates of the Sub-Advisers may participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

SUPPLEMENT DATED OCTOBER 6, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective September 26, 2014, for the JNL/PIMCO Total Return Bond Fund, please remove all references to William H. Gross.

Effective September 26, 2014, for the JNL/PIMCO Total Return Bond Fund, please delete the table in the section entitled “Portfolio Managers” in its entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mark R. Kiesel	September 2014	Managing Director & Chief Investment Officer Global Credit, PIMCO
Scott A. Mather	September 2014	Managing Director & Chief Investment Officer U.S. Core Strategies, PIMCO
Mihir P. Worah	September 2014	Managing Director & Chief Investment Officer Return and Asset Allocation, PIMCO

This Supplement is dated October 6, 2014.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV2731 04/14, JMV8037 04/14, JMV8037BE 04/14, JMV9476L 04/14, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7698NY 04/14, NV5869 04/14, JMV7697NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV8037NY 04/14, JMV8037BENY 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, NV3784 04/14, NV5825GW 04/14, HR105 04/14 and VC2440 04/14.)

CMX13910 10/14

SUPPLEMENT DATED OCTOBER 31, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective November 1, 2014, for the JNL/Capital Guardian Global Diversified Research Fund, please remove all references to Patricio Ciarfaglia.

Effective November 1, 2014, for the JNL/Capital Guardian Global Diversified Research Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Bruno Rodrigues	November 2014	Vice President, Capital International, Inc., an Affiliate of Capital Guardian Trust Company

This Supplement is dated October 31, 2014.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV2731 04/14, JMV9476L 04/14, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7698NY 04/14, NV5869 04/14, JMV7697NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, NV3784 04/14, NV5825GW 04/14, HR105 04/14 and VC2440 04/14.)

CMX13997 10/14

1

SUPPLEMENT DATED OCTOBER 31, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective November 7, 2014, for the JNL/American Funds Global Bond Fund, please remove all references to Marcus B. Linden.

Effective November 7, 2014, for the JNL/ American Funds Global Bond Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
David A. Daigle	November 2014	Senior Vice President – Capital Fixed Income Investors, CRMC
Mark H. Dalzell	May 2010	Senior Vice President – Capital Fixed Income Investors, CRMC
Thomas H. Hogh	May 2010	Senior Vice President – Capital Fixed Income Investors, Capital Research Company (“CRC”)
Robert H. Neithart	November 2013	Senior Vice President – Capital Fixed Income Investors, CRMC

This Supplement is dated October 31, 2014.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV2731 04/14, JMV9476L 04/14, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7698NY 04/14, NV5869 04/14, JMV7697NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, and NV3784 04/14.)

CMX14046 10/14

SUPPLEMENT DATED DECEMBER 31, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 1, 2015, for the JNL/Lazard Emerging Markets Fund, please remove all references to Erik McKee.

Effective January 1, 2015, for the JNL/Lazard Emerging Markets Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
John R. Reinsberg	2006	Deputy Chairman
James Donald	2006	Portfolio Manager/Analyst
Rohit Chopra	2007	Portfolio Manager/Analyst
Monika Shrestha	2015	Portfolio Manager/Analyst
Jai Jacob	2011	Portfolio Manager/Analyst
Kevin O’Hare	2011	Portfolio Manager/Analyst
Stephen Marra	2014	Portfolio Manager/Analyst

This Supplement is dated December 31, 2014.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV2731 04/14, JMV8037 04/14, JMV8037BE 04/14, JMV9476L 04/14, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7698NY 04/14, NV5869 04/14, JMV7697NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV8037NY 04/14, JMV8037BENY 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, NV3784 04/14, NV5825GW 04/14, HR105 04/14 and VC2440 04/14.)

CMX14420 12/14

2

SUPPLEMENT DATED JANUARY 16, 2015

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital Global Alpha Fund

On January 13, 2015, the Board of Trustees (“Board”) of the JNL Series Trust (“Trust”) approved the reorganization of the JNL/Mellon Capital Global Alpha Fund (“Global Alpha Fund”) into the JNL/AQR Managed Futures Strategy Fund (“Managed Futures Fund”) (the “Reorganization”), each a series of the Trust.

Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Global Alpha Fund, shareholders are not being asked to vote on the Reorganization. It is expected that the Reorganization will take place on or around April 24, 2015 (“Closing Date”).

Under the terms of the Plan of Reorganization, the Global Alpha Fund’s assets and liabilities will be transferred to the Managed Futures Fund in return for shares of the Managed Futures Fund of equal value as of the Closing Date. These Managed Futures Fund shares will be distributed pro rata to shareholders of the Global Alpha Fund in exchange for their fund shares. Global Alpha Fund shareholders on the Closing Date will thus become shareholders of the Managed Futures Fund and receive shares of Managed Futures Fund with a total net asset value equal to that of their shares of the Global Alpha Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. The proposed transaction is expected to be tax-free for Contract owners and for the Funds for federal income tax purposes.

The investment objectives, principal investment strategies and risks of the Global Alpha Fund and the Managed Futures Fund are comparable. A full description of the Managed Futures Fund and the terms of the proposed reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the Global Alpha Fund on or about March 4, 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Managed Futures Fund, nor is it a solicitation of any proxy. For more information regarding Managed Futures Fund, or to receive a free copy of an information statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and becomes effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The information statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the information statement/prospectus carefully before making any investment decisions.

This Supplement is dated January 16, 2015.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, JMV5765 09/13, JMV2731 04/14, JMV8037 04/14, JMV8037BE 04/14, JMV9476L 09/13, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7697NY 04/14, NV5869 04/14, JMV7698NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV8037NY 04/14, JMV8037BENY 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, NV3784 04/14, NV5825GW 04/14, HR105 04/14 and VC2440 04/14.)

CMX14571 01/15

3

SUPPLEMENT DATED FEBRUARY 9, 2015

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 22, 2015, in the section entitled, “Summary Overview of Each Fund” for the JNL/T. Rowe Price Short-Term Bond Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Michael F. Reinartz	January 2015	Co-Chairman of Investment Advisory Committee
Edward A. Wiese	2009	Co-Chairman of Investment Advisory Committee

This Supplement is dated February 9, 2015.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV2731 04/14, JMV8037 04/14, JMV8037BE 04/14, JMV9476L 04/14, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7698NY 04/14, NV5869 04/14, JMV7697NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV8037NY 04/14, JMV8037BENY 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, NV3784 04/14, NV5825GW 04/14, HR105 04/14, and VC2440 04/14.)

CMX14673 02/15

SUPPLEMENT DATED FEBRUARY 9, 2015

TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 26, 2015, for the JNL/American Funds Global Bond Fund, please remove all references to Mark H. Dalzell.

Effective January 26, 2015, for the JNL/American Funds Global Bond Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Mark A. Brett	January 2015	Partner – Capital Fixed Income Investors, CRMC
David A. Daigle	November 2014	Partner – Capital Fixed Income Investors, CRMC
Thomas H. Hogh	May 2010	Partner – Capital Fixed Income Investors, CRMC
Robert H. Neithart	November 2013	Partner – Capital Fixed Income Investors, CRMC

This Supplement is dated February 9, 2015.

(To be used with JMV7698 04/14, VC5869 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, VC4224 04/14, JMV8798 04/14, JMV9476 04/14, JMV5763ML 04/14, JMV9476ML 04/14, JMV5763WF 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV2731 04/14, JMV9476L 04/14, VC5825GW 04/14, VC5885GW 04/14, VC5884GW 04/14, JMV7698NY 04/14, NV5869 04/14, JMV7697NY 04/14, NV5890 04/14, NV4224 04/14, JMV9476NY 04/14, NV4224WF 04/14, JMV9476WFNY 04/14, NMV2731 04/14, JMV9476LNY 04/14, FVC4224FT 04/14, VC5526 04/14, VC3656 04/14, VC3657 04/14, VC3723 04/14, NV5526 04/14, NV3174GW 04/14, NV3174CEGW 04/14, and NV3784 04/14.)

CMX14674 02/15

4

JNL Series Trust JNL Variable Fund LLC One Corporate Way Lansing, MI 48951	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

VADV7338 01/15

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2013 and December 31, 2014. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$911,524	$22,050	$252,046	$115,873
2014	$1,035,631	$22,710	$375,364	$119,133

The above Audit-Related Fees for 2013 and 2014 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2013 and 2014 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

The above All Other Fees for 2013 and 2014 are the aggregate fees billed for professional services by KPMG to the registrant related to European withholding reclaims.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2013	$128,954	$10,000	$0
2014	$134,017	$10,500	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2013 and 2014 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2013 was $528,923. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2014 was $661,724.

(h) For the fiscal years ended December 31, 2013 and December 31, 2014, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/BlackRock Commodity Securities Strategy Fund, the JNL/BlackRock Global Allocation Fund, the JNL/Capital Guardian Global Balanced Fund, the JNL/Capital Guardian Global Diversified Research Fund, the

JNL/DFA U.S. Core Equity Fund, the JNL/Eagle SmallCap Equity Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton International Small Cap Growth Fund, the JNL/Franklin Templeton Mutual Shares Fund, the JNL/Franklin Templeton Small Cap Value Fund, the JNL/Goldman Sachs Core Plus Bond Fund, the JNL/Goldman Sachs Emerging Markets Debt Fund, the JNL/Goldman Sachs Mid Cap Value Fund, the JNL/Goldman Sachs U.S. Equity Flex Fund, the JNL/Invesco Global Real Estate Fund, the JNL/Invesco Small Cap Growth Fund, the JNL/Ivy Asset Strategy Fund, the JNL/JPMorgan International Value Fund, the JNL/JPMorgan MidCap Growth Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Mellon Capital Bond Index Fund, the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital Emerging Markets Index Fund, the JNL/Mellon Capital International Index Fund, the JNL/Mellon Capital S&P 400 MidCap Index Fund, the JNL/Mellon Capital S&P 500 Index Fund, the JNL/Mellon Capital Small Cap Index Fund, the JNL/Neuberger Berman Strategic Income Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/PIMCO Real Return Fund, the JNL/PIMCO Total Return Bond Fund, the JNL/PPM America Floating Rate Income Fund, the JNL/PPM America High Yield Bond Fund, the JNL/S&P International 5 Fund, the JNL/T.Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T.Rowe Price Short-Term Bond Fund, the JNL/T. Rowe Price Value Fund, and the JNL/WMC Balanced Fund, for which a summary schedule of investments was provided in the Annual Report dated December 31, 2014 , pursuant to §210.1212 of Regulation S-X.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/BlackRock Commodity Securities Strategy Fund (b)

COMMON STOCKS - 75.7%

ENERGY - 69.4%
Anadarko Petroleum Corp.	323	$26,630
Antero Resources Corp. (c) (e)	52	2,126
Apache Corp.	260	16,314
Baker Hughes Inc.	201	11,246
Cabot Oil & Gas Corp. - Class A	742	21,981
California Resources Corp. (c)	144	793
Cameron International Corp. (c)	330	16,495
Canadian Natural Resources Ltd.	565	17,463
Carrizo Oil & Gas Inc. (c)	152	6,342
Cenovus Energy Inc.	318	6,569
Chevron Corp.	309	34,654
Cimarex Energy Co.	114	12,098
CNOOC Ltd. - ADR (e)	28	3,821
ConocoPhillips	141	9,731
CONSOL Energy Inc.	152	5,145
Crew Energy Inc. (c)	586	2,984
Devon Energy Corp.	453	27,741
Dresser-Rand Group Inc. (c)	401	32,783
Dril-Quip Inc. (c)	166	12,723
EnCana Corp.	162	2,255
Ensco Plc - Class A (e)	115	3,445
EOG Resources Inc.	700	64,467
EQT Corp.	237	17,948
Exxon Mobil Corp.	514	47,532
FMC Technologies Inc. (c)	499	23,358
Halliburton Co.	561	22,062
Helmerich & Payne Inc.	228	15,359
Hess Corp.	259	19,099
Husky Energy Inc.	198	4,682
Kosmos Energy Ltd. (c)	418	3,505
Legacy Oil + Gas Inc. (c)	222	412
Marathon Oil Corp.	395	11,173
Marathon Petroleum Corp.	184	16,568
MEG Energy Corp. (c)	102	1,724
Murphy Oil Corp.	129	6,539
Murphy USA Inc. (c)	75	5,184
National Oilwell Varco Inc.	329	21,561
Newfield Exploration Co. (c)	160	4,335
Noble Corp. Plc (e)	217	3,603
Noble Energy Inc.	361	17,126
Occidental Petroleum Corp.	360	29,003
Paramount Resources Ltd. - Class A (c) (e)	51	1,228
Peabody Energy Corp. (e)	273	2,112
Phillips 66	135	9,702
Pioneer Natural Resources Co.	138	20,485
Range Resources Corp.	339	18,114
Rowan Cos. Plc - Class A	166	3,863
Saipem SpA (c) (e)	193	2,023
Schlumberger Ltd.	350	29,894
Southwestern Energy Co. (c)	103	2,808
Suncor Energy Inc.	890	28,251
Surge Energy Inc. (e)	579	1,833
Technip SA - ADR	472	6,982
Total SA - ADR (e)	233	11,924
Trican Well Service Ltd. (e)	180	865
Uranium Energy Corp. (c) (p)	366	640
VAALCO Energy Inc. (c)	463	2,112
Valero Energy Corp.	222	10,998
Weatherford International Plc (c)	218	2,500
Whiting Petroleum Corp. (c)	229	7,547
Williams Cos. Inc.	98	4,414

		776,874

	Shares/Par (t)	Value
MATERIALS - 6.3%
BHP Billiton Ltd.	235	5,554
E.I. du Pont de Nemours & Co.	114	8,442
Eldorado Gold Corp.	1,033	6,294
First Quantum Minerals Ltd.	605	8,593
Franco-Nevada Corp.	162	7,954
Goldcorp Inc.	449	8,315
HudBay Minerals Inc.	338	2,941
Newcrest Mining Ltd. (c)	386	3,395
Newmont Mining Corp.	75	1,420
Praxair Inc.	45	5,832
Southern Copper Corp. (e)	330	9,297
Vale SA - ADR (e)	308	2,522

		70,559

Total Common Stocks (cost $844,295)		847,433

COMMODITY INDEXED STRUCTURED NOTES - 6.2%
Bank of America Corp., Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.24%, 10/15/15 (i)	$10,500	5,706
Bank of America Corp., Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.24%, 01/11/16 (i)	24,000	18,048
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.24%, 01/11/16 (i)	10,000	8,171
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.26%, 01/22/16 (i)	6,000	5,605
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.26%, 01/22/16 (i)	10,000	9,570
UBS AG, Bloomberg Commodity Index 2 Month Forward Total Return commodity linked note, 0.26%, 01/25/16 (i)	25,000	22,718

Total Commodity Indexed Structured Notes (cost $85,500)		69,818

SHORT TERM INVESTMENTS - 19.5%

Investment Companies - 1.5%
JNL Money Market Fund, 0.01% (a) (h)	17,205	17,205

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	28,750	28,750

Treasury Securities - 15.4%
U.S. Treasury Bill
0.02%, 01/08/15	$34,600	34,600
0.04%, 03/05/15	56,000	55,998
0.07%, 05/14/15	58,400	58,390
0.09%, 06/11/15	23,000	22,993

		171,981

Total Short Term Investments (cost $217,929)		217,936

Total Investments - 101.4% (cost $1,147,724)		1,135,187
Other Assets and Liabilities, Net - (1.4%)		(15,787)

Total Net Assets - 100.0%		$1,119,400

JNL/BlackRock Global Allocation Fund (b)

COMMON STOCKS - 53.9%

CONSUMER DISCRETIONARY - 5.7%
Aisin Seiki Co. Ltd.	91	$3,259
Alpine Electronics Inc.	13	215

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Amazon.com Inc. (c)	26	7,986
Autobacs Seven Co. Ltd. (e)	11	149
Bayerische Motoren Werke AG	32	3,427
BorgWarner Inc.	69	3,788
Bridgestone Corp.	212	7,356
Canon Marketing Japan Inc.	10	163
Cheng Shin Rubber Industry Co. Ltd.	604	1,417
Coach Inc.	235	8,820
Comcast Corp. - Class A	171	9,933
Daihatsu Motor Co. Ltd.	8	110
Delphi Automotive Plc	66	4,804
Delta Topco Ltd. (f) (p) (q)	2,155	1,371
Dena Co. Ltd. (e)	132	1,582
Denso Corp.	207	9,666
DISH Network Corp. - Class A (c)	49	3,552
Dongfeng Motor Group Co. Ltd. - Class H	481	673
Ford Motor Co.	584	9,049
Fuji Heavy Industries Ltd.	531	18,772
Futaba Industrial Co. Ltd. (e)	104	487
Guinness Peat Group Plc (c)	214	75
Haier Electronics Group Co. Ltd.	458	1,084
Honda Motor Co. Ltd.	187	5,475
Hyundai Motor Co.	23	3,579
Hyundai Wia Corp.	9	1,443
Isuzu Motors Ltd.	200	2,436
Kohl’s Corp.	10	597
Koito Manufacturing Co. Ltd.	22	679
Lear Corp.	9	907
Liberty Broadband Corp. (c)	31	1,567
Liberty Broadband Corp. (c)	63	3,147
Liberty Media Corp. - Class A (c)	94	3,316
Liberty Media Corp. - Class C (c)	204	7,138
Lowe’s Cos. Inc.	9	619
Lululemon Athletica Inc. (c) (e)	36	1,987
LVMH Moet Hennessy Louis Vuitton SA	19	3,035
Macy’s Inc.	9	612
Manchester United Plc - Class A (c)	80	1,279
Maruti Suzuki India Ltd.	41	2,158
McDonald’s Corp.	84	7,871
MRV Engenharia e Participacoes SA	185	522
Namco Bandai Holdings Inc.	25	525
Nikon Corp. (e)	108	1,436
NOS SGPS	254	1,597
RAI Way SpA (c)	449	1,732
Rinnai Corp.	32	2,150
RTL Group SA	10	1,000
Ryohin Keikaku Co. Ltd.	12	1,516
Sanrio Co. Ltd. (e)	70	1,727
SeaWorld Entertainment Inc.	55	980
Sega Sammy Holdings Inc.	99	1,268
Shimamura Co. Ltd. (e)	4	302
Sony Corp.	83	1,700
Stanley Electric Co. Ltd.	14	296
Suzuki Motor Corp.	279	8,361
Time Warner Cable Inc.	5	755
Toyota Industries Corp.	171	8,774
Toyota Motor Corp.	121	7,522
TV Asahi Holdings Corp.	10	156
Viacom Inc. - Class B	7	492
Volkswagen AG	1	260
Wyndham Worldwide Corp.	8	714
Yamada Denki Co. Ltd. (e)	1,304	4,373
Yamaha Corp.	34	500
Yulon Motor Co. Ltd.	745	1,091
Zhongsheng Group Holdings Ltd. (e)	1,000	899

		196,231

	Shares/Par (t)	Value
CONSUMER STAPLES - 3.1%
Ajinomoto Co. Inc.	90	1,675
Anheuser-Busch InBev NV	12	1,360
Archer-Daniels-Midland Co.	14	734
Beiersdorf AG	46	3,757
Chaoda Modern Agriculture Holdings Ltd. (c) (f) (q)	604	17
Coca-Cola Co.	233	9,847
Colgate-Palmolive Co.	67	4,627
Constellation Brands Inc. - Class A (c)	8	798
Cosan Ltd. - Class A	260	2,017
CVS Health Corp.	9	873
Danone SA	27	1,764
Diageo Plc	29	840
Diageo Plc - ADR	38	4,286
Energizer Holdings Inc.	5	602
FamilyMart Co. Ltd. (e)	16	614
Hypermarcas SA (c)	357	2,234
Kimberly-Clark Corp.	24	2,785
Kirin Holdings Co. Ltd. (e)	96	1,193
Kroger Co.	14	912
L’Oreal SA	11	1,825
Nestle SA	207	15,062
Philip Morris International Inc.	25	2,062
Procter & Gamble Co.	223	20,282
Remy Cointreau SA	42	2,813
SABMiller Plc	62	3,231
SLC Agricola SA	124	660
Suntory Beverage & Food Ltd.	46	1,572
The Fresh Market Inc. (c) (e)	49	2,030
Unilever NV - CVA	267	10,436
Unilever Plc	77	3,136

		104,044

ENERGY - 5.0%
Anadarko Petroleum Corp.	126	10,375
Antero Midstream Partners LP (c)	84	2,322
Athabasca Oil Corp. (c) (e)	507	1,130
BG Group Plc	185	2,478
Cameco Corp.	268	4,395
Chevron Corp.	13	1,473
Cimarex Energy Co.	16	1,738
CONSOL Energy Inc.	138	4,665
Diamondback Energy Inc. (c)	105	6,268
Eclipse Resources Corp. (c)	133	938
EOG Resources Inc.	17	1,554
EQT Corp.	21	1,603
Gulfport Energy Corp. (c)	87	3,651
Helmerich & Payne Inc.	8	514
INPEX Corp.	601	6,686
KazMunaiGas Exploration Production JSC - GDR	124	1,797
Lundin Petroleum AB (c)	597	8,550
Marathon Oil Corp.	15	428
Marathon Petroleum Corp.	9	778
Oasis Petroleum Inc. (c) (e)	67	1,105
Ocean Rig UDW Inc.	79	733
Oceaneering International Inc.	136	8,013
Oil & Natural Gas Corp. Ltd.	682	3,668
Ophir Energy Plc (c)	1,246	2,737
Parsley Energy Inc. - Class A (c)	34	539
Petroleo Brasileiro SA - Petrobras - ADR (e)	316	2,306
Phillips 66	216	15,494
Pioneer Natural Resources Co.	19	2,827
Royal Dutch Shell Plc - ADR	233	15,595
SBM Offshore NV (c) (e)	657	7,723
StatoilHydro ASA (e)	896	15,780

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Stone Energy Corp. (c)	102	1,716
Suncor Energy Inc.	20	626
Talisman Energy Inc.	144	1,130
Tesoro Corp.	47	3,509
Total SA	90	4,634
Total SA - ADR (e)	182	9,306
TransCanada Corp. (e)	209	10,255
Valero Energy Corp.	16	776

		169,815

FINANCIALS - 9.5%
ACE Ltd.	6	721
AIA Group Ltd.	558	3,080
Allianz SE	23	3,820
Allstate Corp.	36	2,549
American Capital Agency Corp.	44	963
American Express Co.	121	11,259
American International Group Inc.	123	6,864
American Tower Corp.	35	3,459
Ameriprise Financial Inc.	6	728
AXA SA	201	4,636
Axis Bank Ltd.	106	835
Axis Capital Holdings Ltd.	11	575
Banco Bilbao Vizcaya Argentaria SA	370	3,496
Bank of America Corp.	946	16,919
Bank of New York Mellon Corp.	89	3,591
Bank of Yokohama Ltd.	98	532
Berkshire Hathaway Inc. - Class A (c)	—	4,294
Berkshire Hathaway Inc. - Class B (c)	55	8,201
BNP Paribas	130	7,693
BR Malls Participacoes SA	336	2,080
Capital One Financial Corp.	66	5,472
CapitaLand Ltd.	2,859	7,107
Charles Schwab Corp.	116	3,488
China Bank Ltd.	83	544
China Overseas Land & Investment Ltd.	1,516	4,485
Chubb Corp.	5	496
Chuo Mitsui Trust Holdings Inc.	332	1,272
Citigroup Inc.	232	12,531
CNA Financial Corp.	14	552
Commonwealth Bank of Australia	48	3,365
Crown Castle International Corp.	47	3,661
Cyrela Brazil Realty SA	140	584
Daikyo Inc.	165	255
Daito Trust Construction Co. Ltd.	20	2,223
Deutsche Bank AG	156	4,671
Deutsche Boerse AG	25	1,767
Discover Financial Services	94	6,165
Fibra Uno Administracion SA de CV	1,425	4,200
Fifth Third Bancorp	118	2,401
Fukuoka Financial Group Inc.	337	1,737
Global Logistic Properties Ltd.	2,853	5,319
Goldman Sachs Group Inc.	22	4,206
HDFC Bank Ltd.	75	1,125
HSBC Holdings Plc	1,145	10,820
ICICI Bank Ltd.	141	787
ING Groep NV - CVA (c)	374	4,836
Intesa Sanpaolo SpA	1,665	4,830
JPMorgan Chase & Co.	281	17,562
Kotak Mahindra Bank Ltd.	44	880
Legal & General Group Plc	461	1,780
Lincoln National Corp.	19	1,069
Lloyds Banking Group Plc (c)	2,764	3,251
Marsh & McLennan Cos. Inc.	74	4,211
MetLife Inc.	66	3,595
Mitsubishi UFJ Financial Group Inc.	1,456	7,999
MS&AD Insurance Group Holdings	98	2,330
Nomura Real Estate Holdings Inc.	92	1,581

	Shares/Par (t)	Value
Prudential Financial Inc.	27	2,456
Regions Financial Corp.	422	4,457
Reinsurance Group of America Inc.	8	665
RHJ International (c)	26	144
RHJ International - ADR (c)	5	29
Shizuoka Bank Ltd.	56	512
Societe Generale	36	1,495
Sompo Japan Nipponkoa Holdings	86	2,163
Sony Financial Holdings Inc.	156	2,302
St. Joe Co. (c) (e)	301	5,544
Sumitomo Mitsui Financial Group Inc.	206	7,447
Sun Hung Kai Properties Ltd.	635	9,621
Svenska Handelsbanken AB - Class A	35	1,644
TF Administradora Industrial S de RL de CV	1,291	2,702
Tokio Marine Holdings Inc.	205	6,655
Toronto-Dominion Bank NY	60	2,852
U.S. Bancorp	132	5,948
UBS Group AG	433	7,446
UniCredit SpA	268	1,716
Wells Fargo & Co.	365	19,983
Westpac Banking Corp.	78	2,089
Wharf Holdings Ltd.	793	5,693
XL Group Plc	70	2,396
Yes Bank Ltd.	77	940

		326,351

HEALTH CARE - 8.7%
AbbVie Inc.	227	14,887
Actavis Plc (c)	48	12,460
Aetna Inc.	78	6,970
Agilent Technologies Inc.	110	4,507
Al Noor Hospitals Group Plc	159	2,461
Alexion Pharmaceuticals Inc. (c)	19	3,538
Allergan Inc.	21	4,564
AmerisourceBergen Corp.	8	747
Amgen Inc.	61	9,676
Anthem Inc.	6	782
Astellas Pharma Inc.	137	1,910
AstraZeneca Plc	102	7,172
AstraZeneca Plc - ADR	26	1,862
Bangkok Dusit Medical Services PCL	5,413	2,820
Becton Dickinson & Co.	5	657
Biogen Idec Inc. (c)	14	4,615
Bristol-Myers Squibb Co.	83	4,907
Bumrungrad Hospital PCL	385	1,644
Cardinal Health Inc.	10	808
CareFusion Corp. (c)	13	773
Catalent Inc. (c)	103	2,877
Catamaran Corp. (c)	59	3,058
Celgene Corp. (c)	57	6,391
CR Bard Inc.	4	658
Eli Lilly & Co.	16	1,087
Envision Healthcare Holdings Inc. (c)	108	3,731
Fresenius SE	26	1,330
Getinge AB - Class B	115	2,614
Gilead Sciences Inc. (c)	39	3,630
HCA Holdings Inc. (c)	108	7,905
Healthscope Ltd. (c) (e)	1,925	4,253
HealthSouth Corp.	43	1,660
Humana Inc.	32	4,646
IHH Healthcare Bhd	2,844	3,917
Life Healthcare Group Holdings Ltd.	473	1,746
McKesson Corp.	49	10,111
Medtronic Inc.	77	5,527
Merck & Co. Inc.	261	14,806
Mesoblast Ltd. (c) (e)	278	989
Mettler-Toledo International Inc. (c)	4	1,142
Mindray Medical International Ltd. - ADR (e)	81	2,148

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Mylan Inc. (c)	28	1,566
NMC Health Plc	270	1,938
Novartis AG	81	7,558
Otsuka Holdings Co. Ltd.	70	2,093
PerkinElmer Inc.	62	2,729
Perrigo Co. Plc	21	3,483
Pfizer Inc.	510	15,879
Raffles Medical Group Ltd.	457	1,340
Regeneron Pharmaceuticals Inc. (c)	3	1,414
Roche Holding AG	72	19,411
Sanofi SA	115	10,456
Sanofi SA - ADR	30	1,381
Sawai Pharmaceutical Co. Ltd.	9	517
Ship Healthcare Holdings Inc.	44	994
Shire Plc	91	6,427
Siloam International Hospitals Tbk PT (c)	1,690	1,870
Sino Biopharmaceutical	2,072	1,867
Sinopharm Group Co. Ltd. - Class H	431	1,516
Spire Healthcare Group Plc (c)	606	3,591
Tenet Healthcare Corp. (c)	54	2,753
Teva Pharmaceutical Industries Ltd. - ADR	110	6,331
Thermo Fisher Scientific Inc.	68	8,545
UnitedHealth Group Inc.	69	6,952
Veeva Systems Inc. - Class A (c)	206	5,448
Vertex Pharmaceuticals Inc. (c)	40	4,768
Waters Corp. (c)	21	2,402
Zimmer Holdings Inc.	23	2,605

		297,820

INDUSTRIALS - 7.7%
3M Co.	4	622
Airbus Group NV	169	8,363
Beijing Enterprises Holdings Ltd.	764	5,978
Boeing Co.	4	566
Bouygues SA	22	778
Canadian National Railway Co.	72	4,992
Cie de Saint-Gobain	75	3,169
Cintas Corp.	9	706
Colfax Corp. (c) (e)	132	6,824
CSX Corp.	111	4,033
Cummins India Ltd.	340	4,693
Daikin Industries Ltd.	59	3,809
Danaher Corp.	36	3,057
Deutsche Post AG	54	1,757
Dover Corp.	8	607
East Japan Railway Co.	126	9,482
Eaton Corp. Plc	96	6,557
Ei Towers SpA (c)	82	4,085
Fanuc Ltd.	13	2,127
Fastenal Co.	76	3,613
FedEx Corp.	26	4,469
General Dynamics Corp.	6	875
General Electric Co.	628	15,871
GS Yuasa Corp. (e)	188	799
Haitian International Holdings Ltd.	738	1,547
IHI Corp.	538	2,725
Japan Airlines Co. Ltd.	240	7,122
JB Hunt Transport Services Inc.	63	5,296
JGC Corp.	108	2,223
Kamigumi Co. Ltd.	19	169
Keppel Corp. Ltd.	868	5,786
Kinden Corp.	19	192
Komatsu Ltd.	75	1,665
Koninklijke Philips Electronics NV	56	1,622
Kubota Corp.	126	1,827
L-3 Communications Holdings Inc.	6	737
Mabuchi Motor Co. Ltd.	9	365
Maeda Road Construction Co. Ltd.	10	148

	Shares/Par (t)	Value
Mitsubishi Corp.	300	5,481
Mitsubishi Electric Corp.	409	4,858
Mitsubishi Heavy Industries Ltd.	570	3,146
Mitsui & Co. Ltd.	875	11,722
Nabtesco Corp. (e)	25	602
Nippon Express Co. Ltd.	110	557
Northrop Grumman Systems Corp.	7	986
Novorossiysk Commercial Sea Port PJSC - GDR	70	138
Okumura Corp.	376	1,698
PACCAR Inc.	51	3,496
Parker Hannifin Corp.	5	628
Precision Castparts Corp.	34	8,091
Qualicorp SA (c)	191	1,997
Raytheon Co.	8	902
Rockwell Automation Inc.	71	7,945
Safran SA	174	10,719
Samsung Heavy Industries Co. Ltd.	59	1,060
Schneider Electric SA	58	4,260
Schneider Electric SA	9	655
Seino Holdings Corp.	29	292
Siemens AG	111	12,410
SMC Corp.	5	1,206
Sohgo Security Services Co. Ltd.	14	331
Stanley Black & Decker Inc.	64	6,188
Sumitomo Corp.	298	3,059
Sumitomo Electric Industries Ltd.	179	2,229
THK Co. Ltd.	14	334
Toda Corp.	404	1,591
Ubisoft Entertainment SA (c)	103	1,881
Union Pacific Corp.	75	8,898
United Continental Holdings Inc. (c)	128	8,566
United Parcel Service Inc. - Class B	96	10,684
United Technologies Corp.	63	7,300

		263,166

INFORMATION TECHNOLOGY - 6.3%
Accenture Plc - Class A	7	659
Activision Blizzard Inc.	387	7,808
Adobe Systems Inc. (c)	10	727
Alliance Data Systems Corp. (c)	2	669
Amdocs Ltd.	13	628
Apple Inc.	10	1,108
Atos Origin SA	64	5,063
Avnet Inc.	13	581
Check Point Software Technologies Ltd. (c)	9	707
Cisco Systems Inc.	459	12,755
Computer Sciences Corp.	13	808
eBay Inc. (c)	196	10,991
Electronic Arts Inc. (c)	52	2,463
Facebook Inc. - Class A (c)	68	5,302
Fidelity National Information Services Inc.	13	818
Google Inc. - Class A (c)	21	11,387
Google Inc. - Class C (c)	31	16,474
Gree Inc. (e)	278	1,676
GungHo Online Entertainment Inc. (e)	235	849
Harris Corp.	8	591
Hitachi High-Technologies Corp.	15	417
Hitachi Ltd.	1,022	7,541
Hoya Corp.	99	3,338
Infineon Technologies AG	53	562
International Business Machines Corp.	28	4,449
Intuit Inc.	8	704
Keyence Corp.	2	891
Keysight Technologies Inc. (c)	19	658
KLA-Tencor Corp.	20	1,388
Kyocera Corp.	64	2,919
MasterCard Inc. - Class A	158	13,642

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Microsoft Corp.	198	9,186
Motorola Solutions Inc.	9	590
Murata Manufacturing Co. Ltd.	25	2,761
NEC Corp.	927	2,694
Nexon Co. Ltd.	74	688
Nintendo Co. Ltd.	45	4,686
Omron Corp.	27	1,212
Oracle Corp.	354	15,938
QUALCOMM Inc.	62	4,609
Rohm Co. Ltd.	86	5,158
Samsung Electronics Co. Ltd.	4	4,761
Samsung SDI Co.	7	715
SAP AG	44	3,083
Seagate Technology	11	731
Sina Corp. (c)	126	4,727
Taiwan Semiconductor Manufacturing Co. Ltd.	623	2,745
TE Connectivity Ltd.	12	782
Trend Micro Inc.	17	459
Twitter Inc. (c)	369	13,227
Visa Inc. - Class A	46	12,038
VMware Inc. - Class A (c)	19	1,576
Western Digital Corp.	11	1,194
Worldline SA (c)	232	4,496

		216,629

MATERIALS - 4.3%
Akzo Nobel NV	69	4,765
Antofagasta Plc	785	9,151
Arkema SA	39	2,609
Asahi Kasei Corp.	397	3,623
Barrick Gold Corp.	284	3,052
BASF SE	15	1,294
BHP Billiton Plc	178	3,813
CF Industries Holdings Inc.	2	643
Constellium NV - Class A (c)	237	3,887
Crown Holdings Inc. (c)	73	3,729
Dow Chemical Co.	20	896
Eldorado Gold Corp.	270	1,645
First Quantum Minerals Ltd.	603	8,565
FMC Corp.	79	4,528
Freeport-McMoran Inc. - Class B	639	14,927
Goldcorp Inc.	340	6,290
Hitachi Chemical Co. Ltd.	138	2,443
International Paper Co.	14	724
JSR Corp.	164	2,813
Koninklijke Philips NV	63	3,838
Kuraray Co. Ltd.	198	2,254
Linde AG	14	2,649
LyondellBasell Industries NV	32	2,523
Nitto Denko Corp.	100	5,593
Platinum Group Metals Ltd. (c) (e)	1,292	611
Potash Corp. of Saskatchewan Inc.	41	1,442
PPG Industries Inc.	5	1,060
Rio Tinto Plc	325	15,004
Sealed Air Corp.	90	3,814
Shin-Etsu Chemical Co. Ltd.	136	8,841
Southern Copper Corp.	254	7,152
Syngenta AG	34	10,953
Ube Industries Ltd. (e)	1,088	1,617

		146,748

TELECOMMUNICATION SERVICES - 1.6%
America Movil SAB de CV - ADR - Class L (e)	120	2,656
AT&T Inc.	175	5,870
Axiata Group Bhd	1,537	3,093
BT Group Plc	506	3,150
Deutsche Telekom AG	185	2,960
Far EasTone Telecommunications Co. Ltd.	464	1,070

	Shares/Par (t)	Value
KDDI Corp.	63	3,958
Nippon Telegraph & Telephone Corp.	49	2,523
NTT DoCoMo Inc.	44	636
Oi SA - ADR (c) (e)	110	352
Orange SA	91	1,550
Singapore Telecommunications Ltd.	1,490	4,375
Swisscom AG	1	756
Taiwan Mobile Co. Ltd.	322	1,065
TDC A/S	102	776
Telecom Italia SpA (c)	1,126	1,201
Telekom Malaysia Bhd	686	1,348
Verizon Communications Inc.	289	13,510
Vodafone Group Plc	692	2,373
Vodafone Group Plc - ADR	68	2,326

		55,548

UTILITIES - 2.0%
AES Corp.	228	3,139
American Electric Power Co. Inc.	86	5,208
American Water Works Co. Inc.	64	3,386
Calpine Corp. (c)	206	4,567
CenterPoint Energy Inc.	104	2,448
Chubu Electric Power Co. Inc. (c)	99	1,163
Dominion Resources Inc.	65	5,029
Duke Energy Corp.	8	703
Enel SpA	705	3,141
Exelon Corp.	36	1,346
FirstEnergy Corp.	19	743
Gas Natural SDG SA	63	1,591
GDF Suez	187	4,366
National Grid Plc	296	4,194
NextEra Energy Inc.	53	5,613
NextEra Energy Partners LP	23	787
NRG Energy Inc.	143	3,857
NRG Yield Inc. - Class A	23	1,074
PPL Corp.	49	1,786
RWE AG	35	1,083
Sempra Energy	43	4,825
Snam Rete Gas SpA	354	1,752
Terna Rete Elettrica Nazionale SpA	189	857
TerraForm Power Inc. - Class A (e)	15	476
Tokyo Gas Co. Ltd.	1,139	6,146

		69,280

Total Common Stocks (cost $1,782,275)		1,845,632

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	118	3,150
GMAC Capital Trust I, 8.13%, (callable at 25 beginning 02/15/16)	147	3,868
RBS Capital Funding Trust V, 5.90%, (callable at 25 beginning 02/20/15) (m)	97	2,368
RBS Capital Funding Trust VII - Series G, 6.08%, (callable at 25 beginning 02/20/15) (e) (m)	123	2,999

Total Trust Preferreds (cost $11,903)		12,385

PREFERRED STOCKS - 2.6%

CONSUMER DISCRETIONARY - 0.3%
Grupo Televisa SAB	146	996
Volkswagen AG	37	8,118

		9,114

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CONSUMER STAPLES - 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar	49	1,826

FINANCIALS - 0.7%
American Tower Corp., 5.25%, 05/15/17 (v)	13	1,538
Crown Castle International Corp., 4.50%, 11/01/16 (v)	39	4,038
Federal National Mortgage Association - Series S, 8.25%, (callable at 25 beginning 12/31/15) (c) (d) (e) (m)	187	723
Forestar Group Inc., 6.00%, 12/15/16	70	1,431
Health Care REIT Inc., 6.50% (m) (v)	59	3,866
HSBC Holdings Plc, 8.00%, (callable at 25 beginning 12/15/15) (m)	70	1,866
Itau Unibanco Holding SA	172	2,238
Royal Bank of Scotland Group Plc - ADR - Series M, 6.40%, (callable at 25 beginning 02/20/15) (m)	53	1,311
Royal Bank of Scotland Group Plc - ADR - Series Q, 6.75%, (callable at 25 beginning 02/20/15) (m)	45	1,146
Royal Bank of Scotland Group Plc - ADR - Series T, 7.25%, (callable at 25 beginning 02/20/15) (m)	67	1,700
U.S. Bancorp, 6.50%, (callable at 25 beginning 01/15/22) (e) (m)	63	1,862
U.S. Bancorp - Series G, 6.00%, (callable at 25 beginning 04/15/17) (e) (m)	33	900
Wells Fargo & Co., 7.50% - Series L (m) (v)	1	1,478

		24,097

HEALTH CARE - 0.0%
Invitae Corp. (f) (p) (q)	839	1,678

INDUSTRIALS - 0.1%
Stanley Black & Decker Inc., 6.25%, 11/17/16 (e)	10	1,130
United Technologies Corp., 7.50%, 08/01/15 (e)	23	1,414

		2,544

INFORMATION TECHNOLOGY - 1.2%
Dropbox Inc. (f) (p) (q)	408	7,795
Lookout, Inc. (f) (p) (q)	284	3,242
Mobileye NV (f) (p) (q)	277	10,654
Palantir Technologies Inc. (f) (p) (q)	512	4,110
Samsung Electronics Co. Ltd.	7	6,369
Uber Technologies Inc. (f) (p) (q)	76	10,099

		42,269

MATERIALS - 0.0%
Cliffs Natural Resources Inc. - Class A, 7.00%, 02/01/16	51	339

TELECOMMUNICATION SERVICES - 0.0%
Telecom Italia SpA	162	136

UTILITIES - 0.2%
Dominion Resources Inc. - Class A, 6.38%, 07/01/17	35	1,794
NextEra Energy Inc., 5.60%, 06/01/15	49	3,357
TerraForm Power Inc. (f) (p) (q)	40	1,167

		6,318

Total Preferred Stocks (cost $72,842)		88,321

RIGHTS - 0.0%
Liberty Broadband Corp. (c)	19	180

	Shares/Par (t)	Value
LVMH Moet Hennessy (c) (f)	—	—
Total Rights (cost $0)		180

WARRANTS - 0.0%
Sun Hung Kai Properties Ltd. (c)	52	130
TFS Corp. Ltd. (c) (f)	105	62
TFS Corp. Ltd. (c) (f) (p)	370	217

Total Warrants (cost $0)		409

PURCHASED OPTIONS - 1.3%
AbbVie Call Option, Strike Price 55, Expiration 06/19/15, BBP	164	1,858
Aetna, Inc. Call Option, Strike Price 80, Expiration 06/19/15, BBP	134	1,492
Anadarko Petroleum Corp. Call Option, Strike Price 85, Expiration 02/20/15, BBP	134	557
Anadarko Petroleum Corp. Call Option, Strike Price 85, Expiration 02/20/15, CIT	37	153
Anadarko Petroleum Corp. Call Option, Strike Price 95, Expiration 02/20/15, DUB	137	169
Apache Corp. Call Option, Strike Price 110, Expiration 01/16/15, CIT	48	—
Bank of America Corp. Call Option, Strike Price 20, Expiration 01/15/16, GSI	264	222
Call Swaption, 3-Month LIBOR versus 1.24% fixed, Expiration 02/19/2015, CSI	10,240	56
Call Swaption, 3-Month LIBOR versus 1.65% fixed, Expiration 03/09/15, DUB	202,600	504
Call Swaption, 3-Month LIBOR versus 1.67% fixed, Expiration 03/31/15, DUB	171,673	574
Call Swaption, 3-Month LIBOR versus 1.73% fixed, Expiration 03/19/15, GSI	101,701	392
Call Swaption, 3-Month LIBOR versus 1.75% fixed, Expiration 03/19/15, GSI	67,279	289
Call Swaption, 3-Month LIBOR versus 2.25% fixed, Expiration 02/17/15, DUB	61,655	398
Call Swaption, 3-Month LIBOR versus 2.30% fixed, Expiration 02/17/15, BOA	33,540	283
CBOE Volatility Index Put Option, Strike Price 16, Expiration 02/18/15, MSC	34	42
Citigroup Inc. Call Option, Strike Price 70, Expiration 01/15/16, GSI	182	136
Coach Inc. Call Option, Strike Price 60, Expiration 02/20/15, BOA	57	—
Coca-Cola Co. Call Option, Strike Price 45, Expiration 01/16/15, DUB	226	11
Coca-Cola Co. Call Option, Strike Price 45, Expiration 01/17/15	1	5
Consol Energy Inc. Put Option, Strike Price 38, Expiration 04/17/15, UBS	82	416
Delphi Automotive Plc Call Option, Strike Price 72.50, Expiration 01/16/15, MSC	9	12
Devon Energy Corp. Call Option, Strike Price 75, Expiration 04/17/15, BBP	66	53
Devon Energy Corp. Call Option, Strike Price 75, Expiration 04/17/15, CIT	66	53
Electronic Arts Inc. Call Option, Strike Price 37, Expiration 01/16/15, CIT	77	784
EQT Corp. Call Option, Strike Price 100, Expiration 03/20/15, CIT	41	14
EQT Corp. Call Option, Strike Price 100, Expiration 03/20/15, DUB	52	18
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,293.01, Expiration 12/16/16, GSI	5	1,123

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,325.00, Expiration 12/18/15, JPM	2	349
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,426.55, Expiration 09/21/18, DUB	1	228
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,450.00, Expiration 03/17/17, MSC	2	409
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,500.00, Expiration 03/16/18, GSI	2	392
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,500.00, Expiration 06/16/17, CIT	2	327
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,500.00, Expiration 12/15/17, BBP	2	497
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,600.00, Expiration 06/15/18, UBS	1	157
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,600.00, Expiration 09/15/17, BOA	2	319
Euro versus USD Call Option, Strike Price 1.24, Expiration 03/03/15, DUB	50,083	274
Euro versus USD Put Option, Strike Price 1.20, Expiration 02/19/15, MSC	16,703	167
Euro versus USD Put Option, Strike Price 1.20, Expiration 03/05/15, JPM	19,041	220
Euro versus USD Put Option, Strike Price 1.23, Expiration 03/26/15, DUB	16,980	153
Euro versus USD Put Option, Strike Price 1.268, Expiration 02/19/15, CSI	19,877	22
Gilead Sciences Call Option, Strike Price 95, Expiration 01/15/16, CIT	34	466
Google Inc. Call Option, Strike Price 600, Expiration 01/16/15, DUB	6	1
Hewlett-Packard Co. Call Option, Strike Price 41, Expiration 02/20/15, UBS	16	14
Humana Inc. Call Option, Strike Price 125, Expiration 06/19/15, GSI	81	1,800
IBM Corp. Call Option, Stike Price 182, Expiration 01/15/16, BBP	33	152
IBM Corp. Call Option, Stike Price 182, Expiration 01/15/16, DUB	33	152
Ibovespa Index Put Option, Strike Price 55,443.54, Expiration 02/18/15, MSC	—	646
Japanese Yen versus USD Call Option, Strike Price 125, Expiration 04/30/15, JPM	58,460	636
Johnson & Johnson Call Option, Strike Price 110, Expiration 07/17/15, DUB	339	753
JPMorgan Chase & Co. Call Option, Strike Price 75, Expiration 01/15/16, GSI	165	145
Marathon Petroleum Corp. Call Option, Strike Price 100, Expiration 04/17/15, GSI	82	180
Marathon Petroleum Corp. Call Option, Strike Price 90, Expiration 04/17/15, CIT	33	199
Marathon Petroleum Corp. Call Option, Strike Price 90, Expiration 04/17/15, DUB	66	400
MetLife Inc. Call Option, Strike Price 57.50, Expiration 01/15/16, GSI	267	788
MSGAJPLL Index Call Option, Stike Price 131.28, Expiration 12/11/2015, MSC	5,960	442
MSGAJPTL Index Call Option, Strike Price 139.99, Expiration 12/11/2015, MSC	1,539	115
Mylan Laboratories Inc. Call Option, Strike Price 47, Expiration 01/16/15, BOA	81	768

	Shares/Par (t)	Value
Mylan Laboratories Inc. Call Option, Strike Price 47, Expiration 01/16/15, DUB	61	585
Mylan Laboratories Inc. Call Option, Strike Price 55, Expiration 01/16/15, GSI	81	170
Nikkei 225 Index Call Option, Strike Price JPY 18,000, Expiration 03/13/15, CGM	133	573
Oracle Corp. Call Option, Strike Price 42, Expiration 01/16/15, DUB	42	131
Pfizer Inc. Call Option, Strike Price 33, Expiration 01/15/16, CIT	668	794
Phillips 66 Call Option, Stike Price 75, Expiration 05/15/15, CIT	83	322
Phillips 66 Call Option, Stike Price 75, Expiration 05/15/15, DUB	16	64
Phillips 66 Call Option, Stike Price 75, Expiration 05/15/15, UBS	33	129
Prudential Financial Inc. Call Option, Strike Price 90, Expiration 01/15/16, CIT	207	1,691
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.07% fixed, Expiration 04/04/18, DUB	489,328	20
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.25% fixed, Expiration 07/29/16, DUB	865,360	26
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.35% fixed, Expiration 01/25/16, GSI	1,283,894	10
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.35% fixed, Expiration 01/25/16, GSI	609,700	5
Russell 2000 Index Put Option, Strike Price 1,150, Expiration 01/16/15, DUB	16	98
Russell 2000 Index Put Option, Strike Price 1,165, Expiration 02/20/15, BOA	15	342
S&P 500 Index Put Option, Strike Price 2,050, Expiration 02/20/15, MSC	8	280
Siemens AG Call Option, Strike Price 150, Expiration 01/16/15, DUB	80	105
SPDR Gold Shares Trust Call Option, Strike Price 120, Expiration 09/18/15, JPM	73	303
SPDR Gold Shares Trust Call Option, Strike Price 133.44, Expiration 03/20/15, JPM	40	8
SPDR Gold Shares Trust Call Option, Strike Price 135, Expiration 06/19/15	1	43
Stoxx Europe 600 Index Call Option, Strike Price EUR 347.97, Expiration 12/16/16, CSI	16	477
Stoxx Europe 600 Index Call Option, Strike Price EUR 348.12, Expiration 09/16/16, JPM	19	529
Stoxx Europe 600 Index Call Option, Strike Price EUR 355.61, Expiration 03/18/17, CSI	18	511
Stoxx Europe 600 Index Call Option, Strike Price EUR 372.06, Expiration 09/15/17, JPM	14	321
Taiwan Stock Exchange Index Call Option, Strike Price TWD 9,000.77, Expiration 09/21/16, CIT	30	536
The Goldman Sachs Group, Inc. Call Option, Strike Price 220, Expiration 01/15/16, DUB	25	174
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,161.53, Expiration 09/11/15, MSC	526	135
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,288.50, Expiration 06/12/15, GSI	1,169	1,493
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,314.84, Expiration 12/11/15, BOA	1,106	1,505
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,325, Expiration 12/11/15, CIT	1,160	1,521

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,344.04, Expiration 09/11/15, BOA	656	741
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,346.15, Expiration 06/12/15, MSC	625	599
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,350, Expiration 03/13/15, MSC	955	813
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,357.29, Expiration 09/11/15, BNP	526	561
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,660.07, Expiration 09/11/15, MSC	526	109
Transocean Ltd. Put Option, Strike Price 26, Expiration 05/15/15, CGM	264	2,229
Transocean Ltd. Put Option, Strike Price 36, Expiration 01/16/15, DUB	52	944
Transocean Ltd. Put Option, Strike Price 37, Expiration 01/16/15, GSI	157	2,926
Transocean Ltd. Put Option, Strike Price 38, Expiration 01/16/15, BOA	94	1,861
Visa Inc. Call Option, Strike Price 220, Expiration 01/16/15, DUB	21	943
Wells Fargo & Co. Call Option, Strike Price 60, Expiration 01/15/16, GSI	83	139

Total Purchased Options (cost $38,799)		45,551

INVESTMENT COMPANIES - 0.7%
ETFS Gold Trust (c)	16	1,813
ETFS Physical Palladium Trust (c)	24	1,846
ETFS Platinum Trust (c)	20	2,354
iShares Gold Trust Fund (a) (c)	638	7,295
SPDR Gold Trust (c)	96	10,851

Total Investment Companies (cost $29,457)		24,159

CORPORATE BONDS AND NOTES - 8.2%

CONSUMER DISCRETIONARY - 0.9%
Best Buy Co. Inc., 5.00%, 08/01/18 (e)	$1,754	1,814
Cablevision Systems Corp., 5.88%, 09/15/22 (e)	1,103	1,117
Charter Communications Term Loan, 4.25%, 08/12/21 (i)	2,105	2,117
Delta Topco Ltd., 10.00%, 11/24/16 (f) (p) (q) (y)	1,807	1,807
Deutsche Rastatten Grupp GmbH Term Loan, 3.33%, 12/10/18 (i), EUR	1,304	1,569
Deutsche Rastatten Grupp IV GmbH Term Loan, 3.58%, 12/10/19 (i), EUR	526	635
General Motors Financial Co. Inc., 3.50%, 07/10/19	2,777	2,836
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20 (i)	7,714	7,614
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (m) (r)	1,000	1,037
Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/23 (r)	800	836
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20 (i)	4,950	4,833
Volkswagen International Finance NV, 5.50%, 11/09/15 (r) (v), EUR	3,700	4,952

		31,167

CONSUMER STAPLES - 0.2%
Anheuser-Busch InBev Worldwide Inc., 1.38%, 07/15/17	1,129	1,128

	Shares/Par (t)	Value
BAT International Finance Plc, 2.13%, 06/07/17 (r)	1,725	1,741
Celestial Nutrifoods Ltd., 0.00%, 06/12/11 (c) (d) (f) (q) (v), SGD	400	3
China Milk Products Group Ltd., 0.00%, 01/05/12 (c) (d) (f) (q) (v)	100	1
Olam International Ltd., 6.00%, 10/15/16 (p) (v)	2,400	2,532
REI Agro Ltd.
5.50%, 11/13/14 (c) (d) (f) (p) (q) (v)	185	18
5.50%, 11/13/14 (c) (d) (f) (p) (q) (v)	628	62

		5,485

ENERGY - 0.9%
Bumi Investment Pte Ltd., 10.75%, 10/06/17 (d) (r)	801	178
Chesapeake Energy Corp., 3.48%, 04/15/19 (i)	1,737	1,702
Cobalt International Energy Inc.
2.63%, 12/01/19 (v)	3,992	2,410
3.13%, 05/15/24 (v)	4,991	3,353
Drillships Financing Holding Inc. Term Loan B-1, 6.00%, 03/31/21 (i)	1,588	1,238
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20 (i)	1,760	1,278
Ocean Rig UDW Inc. Term Loan, 5.50%, 07/18/21 (i)	2,144	1,716
Petrobras Global Finance BV
2.37%, 01/15/19 (i)	4,949	4,390
6.25%, 03/17/24	2,350	2,236
Petrobras International Finance Co., 5.38%, 01/27/21	1,024	949
Reliance Holdings USA Inc.
4.50%, 10/19/20 (r)	1,275	1,332
5.40%, 02/14/22 (r)	500	542
Sabine Pass Liquefaction LLC, 5.63%, 04/15/23	1,291	1,262
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21 (i)	5,794	4,482
YPF SA
8.88%, 12/19/18 (e) (r)	2,007	2,075
8.75%, 04/04/24 (r)	1,329	1,351

		30,494

FINANCIALS - 3.6%
Ally Financial Inc.
2.75%, 01/30/17	2,655	2,647
3.50%, 01/27/19	1,906	1,883
American Tower Corp., 3.40%, 02/15/19	719	732
AP One Channel Center Owner LP Term Loan, 6.40%, 07/19/19 (f) (i) (q)	1,310	1,310
Banco Del Estado De Chile, 2.03%, 04/02/15	1,350	1,355
Banco Santander Chile, 2.11%, 06/07/18 (i) (r)	2,250	2,278
Bank of America Corp.
2.00%, 01/11/18	2,499	2,497
1.32%, 03/22/18 (i)	1,376	1,386
2.60%, 01/15/19	1,733	1,746
BNP Paribas SA, 2.40%, 12/12/18	5,279	5,329
Capital One Bank USA NA, 2.15%, 11/21/18	1,870	1,860
CapitaLand Ltd.
2.10%, 11/15/16 (p) (v), SGD	3,500	2,624
2.95%, 06/20/22 (p) (v), SGD	7,000	5,285
1.95%, 10/17/23 (r) (v), SGD	3,000	2,291
CIT Group Inc., 4.75%, 02/15/15 (r)	1,929	1,934
Citigroup Inc., 5.95%, (callable at 100 beginning 01/30/23) (m)	1,330	1,310
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	873	889
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (p) (v)	1,741	1,845

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Dana Gas Sukuk Ltd.
7.00%, 10/31/17 (r) (v)	5,127	4,512
9.00%, 10/31/17 (r)	2,266	2,039
Deutsche Bank Capital Funding Trust VII, 5.63%, (callable at 100 beginning 01/19/16) (e) (m) (r)	698	711
Export-Import Bank of Korea, 2.88%, 09/17/18	1,297	1,331
Ford Motor Credit Co. LLC
1.72%, 12/06/17	4,859	4,824
2.38%, 01/16/18	1,613	1,622
5.00%, 05/15/18	2,231	2,424
Forest City Enterprises Inc., 4.25%, 08/15/18 (v)	1,830	2,089
General Electric Capital Corp. - Series B
6.25% (callable at 100 beginning 12/15/22) (m)	2,600	2,831
5.55%, 05/04/20	1,200	1,379
6.38%, 11/15/67 (i)	1,854	1,988
Goldman Sachs Group Inc., 5.70%, (callable at 100 beginning 05/10/19) (m)	2,964	2,998
HSBC Holdings Plc, 6.38%, (callable at 100 beginning 09/17/24) (m)	5,700	5,757
HSBC USA Inc., 1.63%, 01/16/18	1,775	1,768
Hyundai Capital America, 2.13%, 10/02/17 (r)	966	971
Intesa Sanpaolo SpA
3.13%, 01/15/16	418	425
3.88%, 01/16/18	941	980
3.88%, 01/15/19	4,258	4,409
JPMorgan Chase & Co.
5.15% (callable at 100 beginning 05/01/23) (m)	3,331	3,138
6.10% (callable at 100 beginning 10/01/24) (m)	7,026	7,008
6.13%, 06/27/17	1,338	1,477
Lloyds Bank Plc
13.00% (callable at 100 beginning 01/22/29) (m), GBP	2,575	6,837
2.30%, 11/27/18	754	761
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,642	1,886
Morgan Stanley
5.45% (callable at 100 beginning 07/15/19) (m)	2,167	2,171
7.30%, 05/13/19	1,051	1,247
Sheridan Production Partners II LP Term Loan, 4.25%, 12/02/20 (f) (i) (q)	3,358	2,653
Sheridan Production Partners II LP Term Loan A, 4.25%, 12/02/20 (f) (i) (q)	467	369
Sheridan Production Partners II LP Term Loan M, 4.25%, 12/02/20 (f) (i) (q)	174	138
State Bank of India, 3.62%, 04/17/19 (r)	2,456	2,491
Sumitomo Mitsui Banking Corp., 2.45%, 01/10/19 (e)	2,205	2,215
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22 (p)	1,100	1,171
Synchrony Financial, 3.75%, 08/15/21	1,660	1,696
Trust F/1401, 5.25%, 12/15/24 (r)	1,774	1,827
UBS AG, 2.38%, 08/14/19	1,636	1,636
USB Capital IX, 3.50%, (callable at 100 beginning 11/10/14) (i) (m)	2,409	1,939

		122,919

HEALTH CARE - 1.2%
Bio City Development Co. BV, 8.00%, 07/06/18 (c) (d) (f) (p) (q) (v)	600	321
BioMarin Pharmaceutical Inc.
0.75%, 10/15/18 (v)	630	741
1.50%, 10/15/20 (e) (v)	675	827

	Shares/Par (t)	Value
Brookdale Senior Living Inc., 2.75%, 06/15/18 (v)	365	497
Cubist Pharmaceuticals Inc., 2.50%, 11/01/17 (v)	1,096	3,797
Forest Laboratories Inc.
4.38%, 02/01/19 (r)	2,150	2,271
5.00%, 12/15/21 (r)	1,475	1,597
Gilead Sciences Inc., 1.63%, 05/01/16 (v)	1,461	6,047
Grifols Worldwide Operations USA Inc. Term Loan, 3.17%, 03/03/21 (i)	7,172	7,065
Mallinckrodt International Finance S.A. Term Loan B, 3.25%, 02/24/21 (i)	827	810
Medtronic Inc., 3.15%, 03/15/22 (r)	3,625	3,683
Mylan Inc.
3.75%, 09/15/15 (v)	1,799	7,603
2.55%, 03/28/19	2,300	2,291
WellPoint Inc., 2.75%, 10/15/42 (v)	2,057	3,541

		41,091

INDUSTRIALS - 0.2%
Hutchison Whampoa International 11 Ltd., 3.50%, 01/13/17 (r)	1,709	1,771
Inversiones Alsacia SA, 8.00%, 12/31/18 (r)	1,854	1,334
Odebrecht Finance Ltd., 4.38%, 04/25/25 (r)	1,795	1,539
Suzlon Energy Ltd., 3.25%, 07/16/19 (k) (r) (v)	2,061	1,869
Viterra Inc., 5.95%, 08/01/20 (r)	767	847

		7,360

INFORMATION TECHNOLOGY - 0.5%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (r)	2,075	2,050
3.60%, 11/28/24 (r)	3,190	3,164
Intel Corp., 3.25%, 08/01/39 (v)	1,098	1,909
salesforce.com inc., 0.25%, 04/01/18 (e) (v)	1,886	2,149
Sina Corp., 1.00%, 12/01/18 (v)	1,694	1,562
SunGard Data Systems Inc., 7.38%, 11/15/18 (e)	551	573
Take-Two Interactive Software Inc., 1.75%, 12/01/16 (v)	1,882	2,846
Twitter Inc., 1.00%, 09/15/21 (r) (v)	1,682	1,465
Xerox Corp., 6.35%, 05/15/18	1,046	1,183

		16,901

MATERIALS - 0.1%
Constellium NV
7.00%, 01/15/23 (r), EUR	1,189	1,372
8.00%, 01/15/23 (r)	345	343
Crown Cork & Seal Co. Inc., 7.50%, 12/15/96	68	64
TFS Corp. Ltd., 11.00%, 07/15/18 (e) (r)	1,284	1,353

		3,132

TELECOMMUNICATION SERVICES - 0.6%
AT&T Inc., 2.38%, 11/27/18 (e)	4,712	4,749
Colombia Telecomunicaciones SA ESP, 5.38%, 09/27/22 (r)	982	957
Hughes Satellite Systems Corp., 7.63%, 06/15/21	449	494
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	2,175	2,327
Telecom Italia Finance SA
6.13%, 11/15/16 (p) (v), EUR	400	567
6.13%, 11/15/16 (r) (v), EUR	2,000	2,836
Telecom Italia SpA, 5.30%, 05/30/24 (r)	2,513	2,544
Telefonica Participaciones SAU, 4.90%, 09/25/17, EUR	3,800	4,624
Telefonica SA, 6.00%, 07/24/17 (p) (v), EUR	1,300	1,616

		20,714

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
UTILITIES - 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (r)	370	259
Obsidian Natural Gas Trust Term Loan, 7.00%, 11/02/15 (f) (i) (q)	63	62

		321

Total Corporate Bonds and Notes (cost $276,250)		279,584

GOVERNMENT AND AGENCY OBLIGATIONS - 13.6%

GOVERNMENT SECURITIES - 13.5%

Sovereign - 7.1%
Argentina Bonar Bond
7.00%, 04/17/17	7,063	6,780
8.75%, 05/07/24 (e)	4,246	4,140
Australia Government Bond
5.25%, 03/15/19, AUD	25,562	23,420
2.75%, 10/21/19, AUD	46,821	39,061
Brazil Government International Bond, 4.88%, 01/22/21	1,283	1,363
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/17 - 01/01/25, BRL	45,000	15,327
Hungary Government International Bond
4.75%, 02/03/15	807	810
4.13%, 02/19/18	2,354	2,441
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	108,180,000	8,789
8.38%, 03/15/24, IDR	27,706,000	2,321
Mexico Bonos
8.00%, 12/07/23, MXN	216,733	16,883
10.00%, 12/05/24, MXN	424,205	37,660
New Zealand Government Bond, 5.00%, 03/15/19, NZD	10,105	8,322
Poland Government Bond
5.25%, 10/25/20, PLN	32,639	10,717
5.75%, 10/25/21, PLN	37,951	13,018
Provincia de Buenos Aires, Argentina, 10.88%, 01/26/21 (p)	791	720
Republic of Colombia, 7.38%, 01/27/17	1,061	1,175
Turkey Government International Bond, 6.75%, 04/03/18	4,088	4,548
United Kingdom Treasury Bond, 2.25%, 09/07/23 (p), GBP	27,291	44,569

		242,064

Treasury Inflation Index Securities - 0.5%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 05/15/23, (s) BRL	17,831	16,859

U.S. Treasury Securities - 5.9%
U.S. Treasury Note
0.25%, 03/31/15 - 07/31/15	29,424	29,440
1.25%, 10/31/18	18,129	18,010
1.63%, 07/31/19 - 08/31/19	42,431	42,481
2.25%, 04/30/21 - 11/15/24	49,443	50,121
2.00%, 05/31/21	33,034	33,179
2.38%, 08/15/24	30,278	30,820

		204,051

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%
Federal National Mortgage Association, 3.00%, 01/15/45, TBA (g)	3,391	3,428

Total Government and Agency Obligations (cost $484,003)		466,402

	Shares/Par (t)	Value
OTHER EQUITY INTERESTS - 0.0%
BRT Escrow Corp. SpA Escrow (f) (p) (q) (u)	2,360	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 22.3%

Securities Lending Collateral - 2.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	79,485	79,485

Treasury Securities - 20.0%
Japan Treasury Bill
0.00%, 01/08/15, JPY	680,000	5,677
0.00%, 02/04/15, JPY	700,000	5,844
0.00%, 03/10/15, JPY	370,000	3,089
0.00%, 03/23/15, JPY	700,000	5,844
Mexico Cetes
0.20%, 01/22/15, MXN	9,864	6,674
0.20%, 02/05/15, MXN	3,333	2,252
0.20%, 02/19/15, MXN	5,155	3,480
0.20%, 03/05/15, MXN	8,899	6,003
0.20%, 03/19/15, MXN	9,953	6,703
0.20%, 04/01/15, MXN	6,666	4,484
0.20%, 04/16/15, MXN	5,099	3,426
0.20%, 04/30/15, MXN	6,710	4,503
0.20%, 05/28/15, MXN	10,428	6,982
0.20%, 06/11/15, MXN	10,197	6,819
U.S. Treasury Bill
0.01%, 01/02/15	$16,114	16,114
0.02%, 01/08/15	3,000	3,000
0.02%, 01/29/15	7,000	7,000
0.02%, 02/05/15	21,965	21,965
0.04%, 02/12/15	93,200	93,198
0.02%, 02/19/15	80,396	80,395
0.02%, 02/26/15	55,000	54,999
0.04%, 03/05/15	85,500	85,498
0.02%, 03/12/15	77,500	77,497
0.03%, 03/19/15	25,854	25,853
0.03%, 03/26/15	58,000	57,998
0.04%, 04/02/15	31,500	31,497
0.03%, 04/09/15	15,000	14,999
0.07%, 05/14/15	17,250	17,247
0.07%, 05/21/15	15,100	15,097
0.07%, 05/28/15	3,000	2,999
0.08%, 06/18/15	5,000	4,998
0.12%, 06/25/15	4,000	3,998

		686,132

Total Short Term Investments (cost $770,369)		765,617

Total Investments - 103.0% (cost $3,465,898)		3,528,240
Total Securities Sold Short - (0.1%) (proceeds $4,416)		(4,499)
Other Assets and Liabilities, Net - (2.9%)		(98,395)
Total Net Assets - 100.0%		$3,425,346

SECURITIES SOLD SHORT - 0.1%

COMMON STOCKS - 0.1%

CONSUMER STAPLES - 0.1%
Campbell Soup Co.	16	$693
Mead Johnson Nutrition Co.	21	2,070

		2,763

INDUSTRIALS - 0.0%
Avery Dennison Corp.	33	1,736
Total Securities Sold Short - 0.1% (proceeds $4,416)		$4,499

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Capital Guardian Global Balanced Fund

COMMON STOCKS - 63.6%

CONSUMER DISCRETIONARY - 10.0%
Amazon.com Inc. (c)	1	$435
Arcos Dorados Holdings Inc. - Class A (e)	96	519
Bayerische Motoren Werke AG	17	1,801
Cie Financiere Richemont SA	19	1,722
Coach Inc.	14	526
Comcast Corp. - Class A	10	598
Daimler AG	45	3,718
Darden Restaurants Inc.	7	405
Delphi Automotive Plc	32	2,313
Denso Corp.	67	3,137
Discovery Communications Inc. - Class A (c)	5	165
Discovery Communications Inc. - Class C (c)	5	162
DreamWorks Animation SKG Inc. - Class A (c) (e)	22	485
Exedy Corp.	17	407
Fast Retailing Co. Ltd.	1	437
Gannett Co. Inc.	31	980
Great Wall Motor Co. Ltd.	54	305
Grupo Sanborns SA de CV - Class B-1 (e)	1,129	1,758
Home Depot Inc.	6	651
Hyundai Mobis	4	920
Hyundai Motor Co.	10	1,512
JUMBO SA	205	2,080
Lennar Corp. - Class A	7	291
Liberty Global Plc - Class A (c)	20	999
Lululemon Athletica Inc. (c) (e)	11	591
Minth Group Ltd.	334	689
Mr Price Group Ltd.	6	124
Naspers Ltd. - Class N	5	586
Newell Rubbermaid Inc.	24	907
Nike Inc. - Class B	4	365
Norwegian Cruise Line Holdings Ltd. (c)	128	5,971
Rinnai Corp.	12	813
Ross Stores Inc.	8	716
Shimano Inc.	12	1,567
Sirius XM Holdings Inc. (c)	602	2,108
Starbucks Corp.	33	2,683
Stella International Holdings Ltd.	330	872
Swatch Group AG	1	44
Swatch Group AG	1	654
Tiffany & Co.	20	2,153
Wynn Macau Ltd. (e)	141	394

		47,563

CONSUMER STAPLES - 2.4%
Ajinomoto Co. Inc.	24	450
China Mengniu Dairy Co. Ltd.	74	305
Cosmos Pharmaceutical Corp.	6	833
Danone SA	9	579
Hypermarcas SA (c)	38	236
Imperial Tobacco Group Plc	7	306
L’Oreal SA	2	298
LG Household & Health Care Ltd.	2	1,098
Nestle SA	12	882
Pernod-Ricard SA	23	2,595
Shoprite Holdings Ltd.	77	1,117
Unicharm Corp.	40	964
Unilever NV - CVA	40	1,554
Unilever Plc	9	374

		11,591

ENERGY - 3.9%
Amec Foster Wheeler Plc	27	350
Cameco Corp.	6	102

	Shares/Par (t)	Value
Canadian Natural Resources Ltd.	11	331
Cenovus Energy Inc.	19	382
Chevron Corp.	26	2,917
Cobalt International Energy Inc. (c)	47	420
ConocoPhillips	10	711
Enbridge Inc.	47	2,406
Ensco Plc - Class A	10	290
EOG Resources Inc.	6	589
Halliburton Co.	4	138
Lukoil OAO - ADR	28	1,097
Noble Energy Inc.	46	2,187
Oil Search Ltd.	127	813
PTT PCL	62	609
Rosneft OAO - GDR	195	679
Royal Dutch Shell Plc - Class B	13	449
Schlumberger Ltd.	15	1,311
SeaDrill Ltd. (e)	24	281
Surgutneftegas OAO - ADR	121	625
YPF SA - ADR - Class D	67	1,781

		18,468

FINANCIALS - 13.3%
Aberdeen Asset Management Plc	53	351
ACE Ltd.	16	1,820
AFLAC Inc.	7	452
AIA Group Ltd.	1,282	7,069
American Tower Corp.	19	1,878
Aon Plc - Class A	15	1,385
Bank of China Ltd. - Class H	634	356
BlackRock Inc.	1	461
China Pacific Insurance Group Co. Ltd.	324	1,630
Chuo Mitsui Trust Holdings Inc.	211	808
CME Group Inc. - Class A	51	4,548
Deutsche Wohnen AG	100	2,353
Fairfax Financial Holdings Ltd.	7	3,458
Goldman Sachs Group Inc.	25	4,768
Grupo BTG Pactual	67	708
HSBC Holdings Plc	10	95
HSBC Holdings Plc	23	221
ICICI Bank Ltd.	69	386
Industrial & Commercial Bank of China Ltd. - Class H	1,070	781
Intercontinental Exchange Inc.	25	5,438
JPMorgan Chase & Co.	12	763
Julius Baer Group Ltd.	37	1,699
Lloyds Banking Group Plc (c)	789	928
Marsh & McLennan Cos. Inc.	22	1,276
PacWest Bancorp	8	373
Partners Group Holding AG	8	2,287
PICC Property & Casualty Co. Ltd. - Class H (e) (p) (q)	2,257	4,356
Ping An Insurance Group Co. of China Ltd. - Class H	113	1,139
PNC Financial Services Group Inc.	26	2,345
Sampo Oyj - Class A	26	1,199
Sberbank of Russia - ADR	153	619
Sberbank of Russia - GDR (p) (q)	51	187
Sumitomo Mitsui Financial Group Inc.	27	973
Svenska Handelsbanken AB - Class A	43	2,024
Umpqua Holdings Corp.	59	997
Wells Fargo & Co.	54	2,982

		63,113

HEALTH CARE - 7.3%
AbbVie Inc.	21	1,355
Agios Pharmaceuticals Inc. (c) (e)	11	1,221
AmerisourceBergen Corp.	37	3,327
AstraZeneca Plc	37	2,627

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Bristol-Myers Squibb Co.	30	1,771
Cerner Corp. (c)	17	1,073
Gilead Sciences Inc. (c)	34	3,247
Humana Inc.	5	646
Incyte Corp. (c)	50	3,685
Merck & Co. Inc.	10	557
Novo Nordisk A/S	91	3,868
Quest Diagnostics Inc.	42	2,803
Receptos Inc. (c)	24	2,879
Roche Holding AG	14	3,701
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	642	518
Ship Healthcare Holdings Inc.	25	560
St. Jude Medical Inc.	11	700

		34,538

INDUSTRIALS - 8.2%
Assa Abloy AB - Class B	51	2,702
Beijing Enterprises Holdings Ltd.	418	3,269
Boeing Co.	28	3,691
Caterpillar Inc.	5	412
CCR SA	32	184
Danaher Corp.	40	3,454
Eaton Corp. Plc	85	5,783
Fanuc Ltd.	4	643
Fujitec Co. Ltd. (e)	45	478
Hexcel Corp. (c)	112	4,639
IDEX Corp.	14	1,121
Iron Mountain Inc.	11	431
Jardine Matheson Holdings Ltd.	7	413
Kawasaki Heavy Industries Ltd.	467	2,124
Kubota Corp.	20	290
Marubeni Corp.	253	1,514
Meggitt Plc	29	236
Michael Page International Plc	71	455
Nielsen Holdings NV	50	2,219
Safran SA	13	810
Schneider Electric SA	5	359
SMC Corp.	4	1,101
Towers Watson & Co.	4	453
Waste Connections Inc.	21	928
Yamato Holdings Co. Ltd.	45	889

		38,598

INFORMATION TECHNOLOGY - 10.2%
Accenture Plc - Class A	4	357
Apple Inc.	21	2,296
ARM Holdings Plc	63	962
ASML Holding NV	54	5,869
ASML Holding NV - ADR	2	226
Avago Technologies Ltd.	16	1,650
Broadcom Corp. - Class A	25	1,070
Daum Kakao Corp.	13	1,429
Delta Electronics Inc.	96	567
Freescale Semiconductor Ltd. (c) (e)	29	737
Gemalto NV (e)	28	2,323
Genpact Ltd. (c)	21	390
Google Inc. - Class A (c)	1	767
Google Inc. - Class C (c)	2	1,095
Hamamatsu Photonics KK	27	1,281
Infosys Ltd.	16	498
Infosys Technologies Ltd. - ADR (e)	99	3,102
Jabil Circuit Inc.	65	1,428
Keyence Corp.	2	1,053
Murata Manufacturing Co. Ltd.	7	807
NetApp Inc.	51	2,114
Oracle Corp.	24	1,084
Oracle Corp. Japan	18	725

	Shares/Par (t)	Value
QUALCOMM Inc.	9	639
Quanta Computer Inc.	413	1,029
Tableau Software Inc. - Class A (c)	52	4,416
Taiwan Semiconductor Manufacturing Co. Ltd.	858	3,780
Texas Instruments Inc.	10	508
Trend Micro Inc. (e)	25	696
VeriSign Inc. (c) (e)	18	1,037
Visa Inc. - Class A	2	420
Yahoo! Japan Corp.	719	2,577
Yandex NV - Class A (c)	62	1,106

		48,038

MATERIALS - 2.5%
Allegheny Technologies Inc.	5	177
Celanese Corp. - Class A	10	576
First Quantum Minerals Ltd.	20	282
Glencore Plc	119	547
Holcim Ltd.	21	1,525
Koninklijke Philips NV	37	2,283
Monsanto Co.	13	1,517
Mosaic Co.	20	931
Praxair Inc.	13	1,736
Rio Tinto Plc	6	268
Vale SA - ADR (e)	229	1,877

		11,719

TELECOMMUNICATION SERVICES - 4.3%
America Movil SAB de CV - ADR	72	1,597
Bharti Airtel Ltd.	605	3,367
China Unicom Hong Kong Ltd.	2,224	2,980
Deutsche Telekom AG	137	2,195
HKT Trust	871	1,135
KDDI Corp.	33	2,073
LG Telecom Ltd.	169	1,767
Singapore Telecommunications Ltd.	496	1,456
SoftBank Corp.	32	1,929
Swisscom AG	1	510
Verizon Communications Inc.	3	149
Vodafone Group Plc	326	1,119

		20,277

UTILITIES - 1.5%
AES Corp.	127	1,746
Cheung Kong Infrastructure Holdings Ltd.	127	934
Energias de Portugal SA	207	804
Enersis SA - ADR	61	981
Fortum Oyj	121	2,628

		7,093

Total Common Stocks (cost $261,517)		300,998

PREFERRED STOCKS - 0.6%

CONSUMER DISCRETIONARY - 0.1%
Hyundai Motor Co.	2	251

ENERGY - 0.2%
Surgutneftegas OAO	2,145	1,021

INFORMATION TECHNOLOGY - 0.0%
ASAT Holdings Ltd. (f) (q)	7	—

MATERIALS - 0.3%
Vale SA - Class A	245	1,771

Total Preferred Stocks (cost $4,710)		3,043

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.0%
Ally Master Owner Trust, 1.29%, 01/15/17	$125	125

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
AmeriCredit Automobile Receivables Trust
0.72%, 08/08/16	70	70
1.27%, 08/08/17	10	10
Appalachian Consumer Rate Relief Funding LLC, 3.77%, 08/01/28	100	107
BA Credit Card Trust, 0.54%, 01/15/19 (i)	125	125
Banc of America Commercial Mortgage Trust REMIC
6.24%, 12/10/17 (i)	58	64
5.89%, 07/10/44 (i)	33	34
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.71%, 09/11/17 (i)	20	22
CarMax Auto Owner Trust, 0.79%, 10/15/18	35	35
Citibank Credit Card Issuance Trust
1.02%, 02/22/17	100	100
2.15%, 07/15/19	275	275
Citigroup Commercial Mortgage Trust REMIC
1.20%, 12/10/18	89	88
5.43%, 10/15/49	100	106
COMM Mortgage Trust REMIC, 5.29%, 12/10/16	24	25
Commercial Mortgage Pass-Through Certificates REMIC
1.30%, 12/10/18	163	162
5.61%, 01/15/49 (i)	45	48
Commercial Mortgage Trust REMIC
5.82%, 06/10/16 (i)	87	91
5.43%, 01/10/17	98	106
5.80%, 07/10/17 (i)	7	8
5.87%, 08/10/17 (i)	25	27
Credit Suisse Commercial Mortgage Trust REMIC
5.46%, 09/15/16	99	104
5.70%, 06/15/39 (i)	37	40
Credit Suisse Mortgage Capital Certificates REMIC, 5.70%, 07/15/17 (i)	50	54
CSMC Trust REMIC, 0.96%, 04/15/16 (i) (p) (q)	100	100
Enterprise Fleet Financing LLC, 0.87%, 12/20/16 (p) (q)	199	199
EQTY Mortgage Trust REMIC, 1.01%, 05/08/16 (i) (p) (q)	150	150
Fifth Third Auto Trust, 0.68%, 01/16/17	85	85
Ford Credit Auto Owner Trust, 0.79%, 05/15/18	95	95
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	50	53
GS Mortgage Securities Trust REMIC, 5.80%, 08/10/45 (i)	20	22
Hilton USA Trust REMIC, 2.66%, 11/05/18 (p) (q)	200	200
Honda Auto Receivables Owner Trust, 0.67%, 02/21/17	100	100
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.81%, 05/12/16 (i)	9	10
5.43%, 01/12/17 (i)	100	107
5.44%, 03/15/17	102	109
5.70%, 05/12/17 (i)	132	143
5.85%, 07/15/17	38	42
5.72%, 11/15/17	25	27
5.81%, 06/12/43 (i)	25	27
5.55%, 05/12/45	198	209
LB Commercial Mortgage Trust REMIC, 5.86%, 07/15/44 (i)	25	27
LB-UBS Commercial Mortgage Trust REMIC
5.64%, 03/15/39 (i)	60	62
5.43%, 02/15/40	57	61
5.49%, 02/15/40	225	237
6.16%, 09/15/45 (i)	25	28

	Shares/Par (t)	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.88%, 07/12/17 (i)	25	27
Mississippi Higher Education Assistance Corp., 0.85%, 07/25/27 (i)	156	156
Morgan Stanley Capital I Trust REMIC
5.32%, 12/15/16	152	161
5.65%, 06/11/17 (i)	22	24
Trade MAPS 1 Ltd.
0.86%, 12/10/16 (i) (p) (q)	125	125
1.41%, 12/10/16 (i) (p) (q)	100	100
Volkswagen Auto Lease Trust, 0.80%, 04/20/17	50	50
Wachovia Bank Commercial Mortgage Trust REMIC
5.72%, 04/15/16 (i)	96	100
5.75%, 07/15/16 (i)	51	54
5.50%, 04/15/47	25	27
5.59%, 04/15/47 (i)	20	21
5.72%, 06/15/49 (i)	50	54
WFLD Mortgage Trust, 3.88%, 08/10/31 (p) (q)	30	32

Total Non-U.S. Government Agency Asset- Backed Securities (cost $4,889)		4,850

CORPORATE BONDS AND NOTES - 4.5%

CONSUMER DISCRETIONARY - 0.2%
21st Century Fox America Inc.
3.70%, 09/15/24 (p) (q)	25	26
4.75%, 09/15/44 (p) (q)	30	33
Comcast Corp.
5.88%, 02/15/18	250	281
4.65%, 07/15/42	100	109
DISH DBS Corp., 4.25%, 04/01/18	75	77
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	125	131
Home Depot Inc., 4.40%, 03/15/45	70	77
NBCUniversal Enterprise Inc., 1.97%, 04/15/19 (p) (q)	100	99
Thomson Reuters Corp.
4.30%, 11/23/23	60	64
5.65%, 11/23/43	40	46
Viacom Inc., 2.75%, 12/15/19	100	100
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19 (p) (q)	200	201

		1,244

CONSUMER STAPLES - 0.2%
Altria Group Inc., 2.63%, 01/14/20	100	100
Anheuser-Busch InBev NV, 8.63%, 01/30/17, EUR	250	354
ConAgra Foods Inc.
1.30%, 01/25/16	30	30
3.20%, 01/25/23	22	21
CVS Caremark Corp., 2.25%, 08/12/19	35	35
Imperial Tobacco Finance Plc, 8.38%, 02/17/16, EUR	250	329
Reynolds American Inc.
4.85%, 09/15/23	10	11
6.15%, 09/15/43	5	6
Reynolds Group Issuer Inc., 7.88%, 08/15/19	125	132

		1,018

ENERGY - 0.5%
Anadarko Petroleum Corp., 3.45%, 07/15/24	25	24
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	60	66
Chevron Corp., 2.36%, 12/05/22	30	29
Devon Energy Corp., 3.25%, 05/15/22	35	34

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Diamond Offshore Drilling Inc., 4.88%, 11/01/43	35	30
Enbridge Energy Partners LP, 5.20%, 03/15/20	120	131
Enbridge Inc., 4.50%, 06/10/44	15	13
EnLink Midstream Partners LP, 4.40%, 04/01/24	30	30
Enterprise Products Operating LLC, 5.10%, 02/15/45	20	22
Kinder Morgan Energy Partners LP
3.50%, 03/01/21	40	39
3.50%, 09/01/23 (e)	50	48
4.25%, 09/01/24	30	30
5.50%, 03/01/44	20	20
Kinder Morgan Inc., 4.30%, 06/01/25	290	291
PDC Energy Inc., 7.75%, 10/15/22	100	95
Petroleos Mexicanos
3.50%, 07/18/18	35	35
8.00%, 05/03/19	100	118
4.88%, 01/24/22	200	210
6.50%, 06/02/41	55	63
Statoil ASA
1.20%, 01/17/18	35	35
5.25%, 04/15/19	30	34
3.70%, 03/01/24	75	78
Total Capital International SA, 1.55%, 06/28/17	40	40
TransCanada Pipelines Ltd., 6.50%, 08/15/18	475	539
Transocean Inc., 5.05%, 12/15/16 (l)	50	50
Transportadora de Gas del Peru SA, 4.25%, 04/30/28 (p) (q)	200	193
Williams Partners LP
5.25%, 03/15/20	175	190
4.30%, 03/04/24	60	60

		2,547

FINANCIALS - 2.0%
ACE INA Holdings Inc., 3.35%, 05/15/24	40	40
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20	40	40
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	50	50
AvalonBay Communities Inc., 2.85%, 03/15/23	35	34
Bank of America Corp., 4.00%, 04/01/24	80	83
Barclays Bank Plc, 6.63%, 03/30/22, EUR	300	468
BBVA Subordinated Capital SAU, 3.50%, 04/11/24, EUR	100	125
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22	275	279
BPCE SA, 4.63%, 07/18/23, EUR	100	141
CaixaBank SA, 5.00%, 11/14/23, EUR	400	519
CIT Group Inc., 4.25%, 08/15/17	150	153
Citigroup Inc., 3.75%, 06/16/24	65	67
CME Group Inc., 5.30%, 09/15/43	15	18
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 07/25/23, EUR	250	345
Corporate Office Properties LP, 3.60%, 05/15/23	15	14
Credit Suisse, 3.00%, 10/29/21	250	249
Developers Diversified Realty Corp., 4.75%, 04/15/18	40	43
ERP Operating LP, 4.63%, 12/15/21	40	44
European Investment Bank, 4.63%, 04/15/20, EUR	1,050	1,566
General Electric Capital European Funding, 5.38%, 01/23/20, EUR	500	749
Goldman Sachs Group Inc.
5.25%, 07/27/21	200	226
4.00%, 03/03/24	280	291
4.80%, 07/08/44	20	21

	Shares/Par (t)	Value
Hospitality Properties Trust, 4.50%, 06/15/23	30	31
HSBC Holdings Plc, 4.25%, 03/14/24	200	208
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (p) (q)	200	194
JPMorgan Chase & Co.
3.25%, 09/23/22	180	181
3.63%, 05/13/24	40	41
3.88%, 09/10/24	45	45
Landwirtschaftliche Rentenbank, 1.75%, 04/15/19	130	131
Lloyds Bank Plc
6.50%, 03/24/20, EUR	420	626
7.63%, 04/22/25, GBP	40	80
Merrill Lynch & Co. Inc., 4.63%, 09/14/18, EUR	250	339
Morgan Stanley
3.88%, 04/29/24	45	46
3.70%, 10/23/24	20	20
NN Group NV, 4.63%, 04/08/44 (i), EUR	100	128
PNC Financial Services Group Inc., 3.90%, 04/29/24	55	56
Private Export Funding Corp., 3.55%, 01/15/24	195	207
Royal Bank of Scotland Plc, 4.38%, 07/13/16, EUR	250	322
Scentre Group Trust, 3.50%, 02/12/25 (p) (q)	105	105
Standard Chartered Plc, 3.85%, 04/27/15 (p) (q)	100	101
Svenska Handelsbanken AB, 2.66%, 01/15/24, EUR	140	177
Toys R Us Property Co. II LLC, 8.50%, 12/01/17 (e)	200	199
WEA Finance LLC
2.70%, 09/17/19 (p) (q)	200	200
3.75%, 09/17/24 (p) (q)	200	203
Wells Fargo & Co., 3.30%, 09/09/24	200	201

		9,406

HEALTH CARE - 0.6%
AbbVie Inc.
2.90%, 11/06/22	40	39
4.40%, 11/06/42	20	21
Baxter International Inc., 1.85%, 06/15/18	140	139
Bayer US Finance LLC, 3.38%, 10/08/24 (p) (q)	200	204
Becton Dickinson and Co.
2.68%, 12/15/19	80	81
3.73%, 12/15/24	185	190
4.69%, 12/15/44	40	43
Celgene Corp.
3.63%, 05/15/24	40	41
4.63%, 05/15/44	40	42
Gilead Sciences Inc.
3.70%, 04/01/24	40	42
3.50%, 02/01/25	410	421
4.80%, 04/01/44	20	22
HCA Inc., 6.38%, 01/15/15	175	175
Kinetic Concepts Inc., 12.50%, 11/01/19	200	221
McKesson Corp.
3.80%, 03/15/24	40	41
4.88%, 03/15/44	20	22
Medtronic Inc.
2.50%, 03/15/20 (p) (q)	125	125
3.50%, 03/15/25 (p) (q)	505	517
4.63%, 03/15/45 (p) (q)	40	43
Novartis Capital Corp., 3.40%, 05/06/24	60	62
Pfizer Inc., 3.40%, 05/15/24	50	52
Thermo Fisher Scientific Inc., 4.15%, 02/01/24	45	48
Valeant Pharmaceuticals International Inc., 6.38%, 10/15/20 (p) (q)	200	209

		2,800

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
INDUSTRIALS - 0.1%
Altegrity Inc., 13.00%, 07/01/20 (p) (q) (y)	132	58
Burlington Northern Santa Fe LLC, 3.40%, 09/01/24	45	46
Volvo AB, 5.00%, 05/31/17, EUR	150	200

		304

INFORMATION TECHNOLOGY - 0.1%
First Data Corp., 8.25%, 01/15/21 (p) (q)	275	294
Oracle Corp., 3.40%, 07/08/24	40	41

		335

MATERIALS - 0.1%
ArcelorMittal, 6.75%, 02/25/22 (l)	125	133
First Quantum Minerals Ltd.
6.75%, 02/15/20 (p) (q)	100	91
7.00%, 02/15/21 (p) (q)	100	90
FMG Resources August 2006 Pty Ltd., 6.88%, 04/01/22 (e) (p) (q)	60	50

		364

TELECOMMUNICATION SERVICES - 0.3%
Frontier Communications Corp., 9.25%, 07/01/21	200	231
NII Capital Corp., 7.63%, 04/01/21 (q)	175	32
Orange SA, 5.50%, 02/06/44	35	41
Sprint Nextel Corp., 7.00%, 08/15/20 (e)	100	100
T-Mobile USA Inc., 6.63%, 04/01/23	125	128
Verizon Communications Inc.
2.63%, 02/21/20 (p) (q)	65	64
5.15%, 09/15/23	340	375
3.50%, 11/01/24	430	423
6.55%, 09/15/43	50	64
4.86%, 08/21/46 (p) (q)	99	102

		1,560

UTILITIES - 0.4%
Abu Dhabi National Energy Co., 6.17%, 10/25/17	650	721
AES Corp.
7.75%, 10/15/15	25	26
8.00%, 10/15/17	25	28
American Electric Power Co. Inc., 1.65%, 12/15/17	80	80
CMS Energy Corp., 4.70%, 03/31/43	53	57
Electricite de France
4.88%, 01/22/44 (e) (p) (q)	40	44
6.00%, 01/23/14, GBP	100	211
Jersey Central Power & Light Co., 5.63%, 05/01/16	95	100
MidAmerican Energy Co., 4.40%, 10/15/44	16	18
National Grid Plc, 6.30%, 08/01/16	100	108
Niagara Mohawk Power Corp.
3.51%, 10/01/24 (p) (q)	40	41
4.28%, 10/01/34 (p) (q)	20	21
Pacific Gas & Electric Co., 3.85%, 11/15/23	50	52
Pennsylvania Electric Co., 6.05%, 09/01/17	25	28
PG&E Corp., 2.40%, 03/01/19	40	40
Progress Energy Inc.
7.05%, 03/15/19	50	59
7.75%, 03/01/31	20	29
Puget Energy Inc., 6.00%, 09/01/21	33	39
Southaven Combined Cycle Generation LLC, 3.85%, 08/15/33	48	51
Tampa Electric Co., 4.35%, 05/15/44	60	64

		1,817

Total Corporate Bonds and Notes (cost $21,406)		21,395

	Shares/Par (t)	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 26.6%

GOVERNMENT SECURITIES - 23.0%

Federal Farm Credit Bank - 0.2% (w)
Federal Farm Credit Bank
0.22%, 02/27/17 (i)	292	293
0.21%, 04/17/17 (i)	500	500

		793

Federal Home Loan Bank - 0.1% (w)
Federal Home Loan Bank, 3.38%, 09/08/23	230	245
Federal Home Loan Mortgage Corp. - 0.5% (w)
Federal Home Loan Mortgage Corp., 1.75%, 09/10/15	2,350	2,374

Federal National Mortgage Association - 0.3% (w)
Federal National Mortgage Association
1.25%, 01/30/17 (e)	505	510
5.00%, 02/13/17	295	321
2.63%, 09/06/24	365	369
7.13%, 01/15/30	50	76

		1,276

Municipals - 0.3%
Connecticut Housing Finance Authority, 4.00%, 11/15/44	215	235
Maryland Community Development Administration, 2.86%, 09/01/40	135	137
Massachusetts Housing Finance Agency, 4.00%, 12/01/43	20	22
Minnesota Housing Finance Agency
3.00%, 07/01/31	30	31
4.00%, 07/01/38	380	414
2.35%, 03/01/43	46	44
Nebraska Investment Finance Authority
3.00%, 03/01/43	40	41
4.50%, 09/01/43	45	47
South Carolina State Housing Finance & Development, 4.00%, 07/01/41	75	82
South Dakota Housing Development Authority, 4.00%, 05/01/34	25	26
State of California
7.55%, 04/01/39	100	154
7.60%, 11/01/40	105	164
Tennessee Housing Development Agency, 4.00%, 07/01/43	25	27
Utility Debt Securitization Authority, 2.04%, 06/15/21	100	101

		1,525

Sovereign - 16.4%
Argentina Bonar Bond, 7.00%, 04/17/17	200	192
Australia Government Bond, 5.50%, 04/21/23, AUD	350	346
Belgium Government Bond
3.00%, 09/28/19, EUR	480	659
2.25%, 06/22/23, EUR	400	547
2.60%, 06/22/24 (p) (q), EUR	55	77
3.75%, 06/22/45, EUR	200	344
Bermuda Government International Bond
4.14%, 01/03/23 (p) (q)	200	202
4.85%, 02/06/24 (p) (q)	200	208
Brazil Letras do Tesouro Nacional, 10.00%, 01/01/18, BRL	510	180
Bundesrepublik Deutschland, 2.50%, 07/04/44, EUR	250	385
Caisse d’Amortissement de la Dette Sociale, 1.13%, 01/30/17 (p) (q)	125	125
Canada Government Bond
4.25%, 06/01/18, CAD	300	285
1.75%, 03/01/19, CAD	260	228

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
3.25%, 06/01/21, CAD	300	286
2.75%, 06/01/22, CAD	170	158
Chile Government International Bond, 3.88%, 08/05/20	150	161
Colombia Government International Bond, 4.38%, 07/12/21	200	211
Colombia TES
5.00%, 11/21/18, COP	1,196,600	488
10.00%, 07/24/24, COP	350,000	176
6.00%, 04/28/28, COP	1,599,600	584
Croatia Government International Bond, 6.38%, 03/24/21	200	218
Dominican Republic International Bond, 7.45%, 04/30/44 (p) (q)	150	164
Federal Republic of Germany
3.00%, 07/04/20, EUR	700	984
2.25%, 09/04/21, EUR	140	193
2.00%, 01/04/22, EUR	1,300	1,770
1.50%, 02/15/23, EUR	350	463
Finland Government Bond, 3.50%, 04/15/21 (p) (q), EUR	500	726
France Government Bond
0.25%, 11/25/15, EUR	620	752
1.00%, 11/25/18, EUR	150	188
0.50%, 11/25/19, EUR	600	738
2.25%, 10/25/22 - 05/25/24, EUR	1,000	1,370
3.25%, 05/25/45, EUR	480	761
France Government Bond OAT, 1.75%, 11/25/24, EUR	2,250	2,961
Hashemite Kingdom of Jordan Government Bond, 2.50%, 10/30/20	200	203
Hellenic Republic Government Bond, 2.00%, 02/24/23 - 02/24/42 (k), EUR	400	255
Hungary Government Bond
7.00%, 06/24/22, HUF	54,830	257
5.50%, 06/24/25, HUF	25,160	111
Hungary Government International Bond, 6.25%, 01/29/20	270	303
India Government Bond, 8.83%, 11/25/23, INR	50,000	834
Indonesia Government International Bond
5.88%, 03/13/20	265	293
7.75%, 01/17/38	100	131
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	699,000	57
9.00%, 03/15/29, IDR	1,600,000	138
8.38%, 03/15/34, IDR	5,900,000	480
Ireland Government Bond
4.50%, 04/18/20, EUR	1,105	1,611
3.90%, 03/20/23, EUR	1,695	2,502
3.40%, 03/18/24, EUR	800	1,147
5.40%, 03/13/25, EUR	100	167
2.40%, 05/15/30, EUR	450	586
Israel Government Bond, 4.25%, 03/31/23, ILS	2,380	727
Italy Buoni Poliennali Del Tesoro
4.25%, 03/01/20, EUR	600	844
2.15%, 12/15/21, EUR	950	1,206
5.50%, 09/01/22, EUR	775	1,204
4.50%, 03/01/24, EUR	970	1,444
4.75%, 09/01/44 (p) (q), EUR	250	392
Ivory Coast Government International Bond, 5.75%, 12/31/32	200	191
Japan Government Bond
0.10%, 01/15/16 - 05/15/16, JPY	95,000	794
0.20%, 09/20/18, JPY	95,000	799
1.20%, 06/20/21, JPY	246,150	2,205
0.90%, 06/20/22, JPY	50,000	441
0.80%, 06/20/23, JPY	110,000	964
2.20%, 03/20/30, JPY	115,000	1,167

	Shares/Par (t)	Value
1.70%, 06/20/33 - 03/20/44, JPY	235,000	2,191
2.00%, 03/20/42, JPY	35,000	344
1.90%, 09/20/42, JPY	9,450	91
Kenya Government International Bond, 6.88%, 06/24/24	200	210
Malaysia Government Bond, 3.89%, 07/31/20, MYR	600	170
Mexico Bonos
8.00%, 12/17/15 - 06/11/20, MXN	4,000	288
7.75%, 12/14/17 - 11/13/42, MXN	6,700	498
6.50%, 06/10/21, MXN	19,400	1,381
10.00%, 12/05/24 - 11/20/36, MXN	29,900	2,686
8.50%, 11/18/38, MXN	930	78
Mexico Government International Bond
5.63%, 01/15/17	182	197
3.63%, 03/15/22	156	159
4.00%, 10/02/23	290	301
3.60%, 01/30/25	200	199
Morocco Government International Bond, 4.25%, 12/11/22	250	253
Netherlands Government Bond
4.00%, 07/15/19, EUR	600	856
2.25%, 07/15/22, EUR	770	1,059
Nigeria Government International Bond, 6.38%, 07/12/23	200	197
Norway Government Bond
4.25%, 05/19/17, NOK	1,600	232
4.50%, 05/22/19, NOK	1,630	251
3.75%, 05/25/21, NOK	1,130	175
3.00%, 03/14/24, NOK	7,200	1,087
Overseas Private Investment Corp.
0.00%,11/18/15 (j)	33	33
3.49%, 12/20/29 (q)	25	26
Panama Government International Bond, 8.88%, 09/30/27	75	109
Peru Government International Bond, 8.75%, 11/21/33	50	78
Philippine Government International Bond, 9.88%, 01/15/19	100	131
Poland Government Bond
5.25%, 10/25/20, PLN	3,350	1,100
5.75%, 10/25/21 - 09/23/22, PLN	6,265	2,158
4.00%, 10/25/23, PLN	590	188
Poland Government International Bond, 5.13%, 04/21/21	165	186
Portugal Obrigacoes do Tesouro OT
3.85%, 04/15/21 (p) (q), EUR	20	27
5.65%, 02/15/24 (p) (q), EUR	85	127
Queensland Treasury Corp., 5.75%, 07/22/24, AUD	885	877
Republic of Ghana, 8.13%, 01/18/26 (e) (p) (q)	200	185
Russia Government Bond
6.20%, 01/31/18, RUB	26,650	344
7.50%, 03/15/18, RUB	2,900	39
Russia Government International Bond, 5.00%, 04/29/20	100	93
Slovenia Government International Bond, 5.85%, 05/10/23 (p) (q)	250	283
South Africa Government Bond
7.75%, 02/28/23, ZAR	6,575	566
6.50%, 02/28/41, ZAR	5,725	385
Spain Government Bond
1.40%, 01/31/20, EUR	320	397
5.85%, 01/31/22, EUR	460	733
5.40%, 01/31/23 (p) (q), EUR	900	1,424
2.75%, 10/31/24 (p) (q), EUR	2,365	3,156
5.15%, 10/31/44 (p) (q), EUR	40	69

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Sweden Government Bond
3.50%, 06/01/22, SEK	4,345	673
1.50%, 11/13/23, SEK	10,450	1,419
Tennessee Valley Authority
3.88%, 02/15/21	100	110
3.50%, 12/15/42	112	110
Turkey Government Bond, 6.30%, 02/14/18, TRY	150	62
Turkey Government International Bond, 6.75%, 05/30/40	150	185
United Kingdom Treasury Bond
1.00%, 09/07/17, GBP	520	817
1.25%, 07/22/18, GBP	250	394
1.75%, 07/22/19 - 09/07/22, GBP	1,600	2,545
2.00%, 07/22/20, GBP	465	750
2.25%, 09/07/23, GBP	1,150	1,878
5.00%, 03/07/25, GBP	400	813
4.50%, 09/07/34, GBP	220	460
4.25%, 12/07/40 - 12/07/46, GBP	750	1,616
3.25%, 01/22/44, GBP	665	1,196
Zambia Government International Bond, 5.38%, 09/20/22	200	185

		77,413

Treasury Inflation Index Securities - 1.0%
Japan Government Inflation Indexed Bond, 0.10%, 09/10/23 (n), JPY	46,620	410
Mexico Government Inflation Indexed Bond
4.00%, 06/13/19 - 11/15/40 (n), MXN	1,054	79
2.00%, 06/09/22 (n), MXN	7,904	526
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/15 (n)	137	135
0.38%, 07/15/23 (n)	128	126
0.63%, 01/15/24 - 02/15/43 (n)	2,333	2,337
0.13%, 07/15/24 (n)	200	193
2.38%, 01/15/25 (n)	189	222
1.38%, 02/15/44 (n)	805	914
Uruguay Government International Inflation Indexed Bond, 3.70%, 06/26/37 (n), UYU	1,799	67

		5,009

U.S. Treasury Securities - 4.2%
U.S. Treasury Bond
4.38%, 02/15/38	1,125	1,473
2.88%, 05/15/43	675	691
3.38%, 05/15/44	80	90
3.00%, 11/15/44	75	79
U.S. Treasury Note
0.38%, 08/31/15	340	340
1.38%, 11/30/15 - 06/30/18	1,950	1,967
1.50%, 07/31/16 - 11/30/19	2,200	2,198
0.88%, 04/30/17 - 08/15/17	1,825	1,825
0.63%, 08/31/17	755	748
0.75%, 12/31/17	830	821
1.25%, 10/31/18	1,200	1,192
1.63%, 06/30/19 - 08/31/19	5,510	5,519
1.75%, 09/30/19 - 05/15/22	1,225	1,221
2.13%, 08/15/21	200	202
2.50%, 05/15/24	1,600	1,647

		20,013

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.6%

Federal Home Loan Mortgage Corp. - 0.4%
Federal Home Loan Mortgage Corp.
1.87%, 11/25/19	40	40
0.80%, 07/25/20 (i)	119	120
2.78%, 09/25/22	41	43
2.52%, 01/25/23	70	70

	Shares/Par (t)	Value
2.58%, 10/01/42 (i)	573	588
4.00%, 09/01/43	268	288
3.13%, 11/01/44 (i)	25	26
REMIC, 1.32%, 12/25/18	22	22
REMIC, 0.54%, 04/25/20 (i)	204	203
REMIC, 1.58%, 04/25/22	46	46
REMIC, 1.88%, 04/25/22	24	23
REMIC, 2.36%, 07/25/22	25	25
REMIC, 2.68%, 10/25/22	25	25
REMIC, 3.17%, 10/25/24	50	52

		1,571

Federal National Mortgage Association - 3.0%
Federal National Mortgage Association
1.75%, 11/26/19 (e)	600	600
2.50%, 05/01/28 - 09/01/28	268	273
4.00%, 05/01/43 - 11/01/43	747	807
3.50%, 01/15/45 - 02/15/45, TBA (g)	6,717	6,996
4.50%, 01/15/45 - 02/15/45, TBA (g)	3,340	3,624
5.00%, 01/15/45, TBA (g)	200	221
4.00%, 02/15/45, TBA (g)	1,090	1,160
REMIC, 0.48%, 09/25/15	223	223
REMIC, 2.61%, 03/25/22 (i)	25	25
REMIC, 3.37%, 07/25/23 (i)	125	131
REMIC, 3.33%, 10/25/23 (i)	209	220
REMIC, 3.10%, 07/25/24 (i)	45	46

		14,326

Government National Mortgage Association - 0.2%
Government National Mortgage Association, 4.00%, 09/20/44 - 12/20/44	938	1,008

Total Government and Agency Obligations (cost $128,733)		125,553

SHORT TERM INVESTMENTS - 9.5%

Investment Companies - 6.3%
JNL Money Market Fund, 0.01% (a) (h)	29,539	29,539

Securities Lending Collateral - 3.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	15,217	15,217

Total Short Term Investments (cost $44,756)		44,756

Total Investments - 105.8% (cost $466,011)		500,595
Other Assets and Liabilities, Net - (5.8%)		(27,609)

Total Net Assets - 100.0%		$472,986

JNL/Capital Guardian Global Diversified Research Fund

COMMON STOCKS - 93.7%

ARGENTINA - 0.5%
YPF SA - ADR (e)	85	$2,258

AUSTRALIA - 0.8%
Oil Search Ltd.	528	3,386

BRAZIL - 0.2%
CCR SA	172	997

CANADA - 1.7%
Cameco Corp.	44	718
Canadian Natural Resources Ltd.	74	2,288
Cenovus Energy Inc.	111	2,296
First Quantum Minerals Ltd.	125	1,770

		7,072

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CHILE - 0.3%
Enersis SA - ADR	86	1,379

CHINA - 3.0%
Bank of China Ltd. - Class H	4,025	2,259
China Mengniu Dairy Co. Ltd.	278	1,145
China Pacific Insurance Group Co. Ltd.	444	2,234
China Unicom Hong Kong Ltd.	2,466	3,305
Great Wall Motor Co. Ltd.	377	2,132
Industrial & Commercial Bank of China Ltd. - Class H	2,615	1,909

		12,984

DENMARK - 1.5%
Novo Nordisk A/S	146	6,196

FINLAND - 1.0%
Sampo Oyj - Class A	89	4,148

FRANCE - 2.2%
Danone SA	26	1,684
L’Oreal SA	12	2,020
Pernod-Ricard SA	32	3,553
Safran SA	32	1,953

		9,210

GERMANY - 0.6%
Daimler AG	29	2,409

GREECE - 0.5%
JUMBO SA	206	2,094

HONG KONG - 3.1%
AIA Group Ltd.	851	4,692
Cheung Kong Infrastructure Holdings Ltd.	541	3,978
Jardine Matheson Holdings Ltd.	39	2,382
Minth Group Ltd.	948	1,956

		13,008

INDIA - 1.8%
Bharti Airtel Ltd.	436	2,422
ICICI Bank Ltd.	449	2,499
Infosys Technologies Ltd. - ADR (e)	84	2,636
		7,557

IRELAND - 1.8%
Accenture Plc - Class A	35	3,099
Eaton Corp. Plc	65	4,383

		7,482

JAPAN - 7.5%
Cosmos Pharmaceutical Corp.	10	1,421
Denso Corp.	41	1,911
Exedy Corp.	48	1,160
Fujitec Co. Ltd. (e)	96	1,019
Hamamatsu Photonics KK	44	2,090
Kawasaki Heavy Industries Ltd.	410	1,865
KDDI Corp.	38	2,362
Keyence Corp.	7	3,062
Kubota Corp.	145	2,105
Marubeni Corp.	179	1,071
Murata Manufacturing Co. Ltd.	16	1,691
Oracle Corp. Japan	34	1,365
Rinnai Corp.	10	638
Ship Healthcare Holdings Inc.	29	649
SoftBank Corp.	37	2,214
Sumitomo Mitsui Financial Group Inc.	98	3,543
Sysmex Corp.	44	1,971
Trend Micro Inc. (e)	65	1,785

		31,922

	Shares/Par (t)	Value

MACAU - 0.6%
Wynn Macau Ltd. (e)	880	2,456

MEXICO - 1.3%
America Movil SAB de CV - ADR	187	4,152
Grupo Sanborns SA de CV - Class B-1 (e)	1,010	1,573

		5,725

NETHERLANDS - 3.6%
ASML Holding NV	40	4,307
ASML Holding NV - ADR	19	2,070
Fugro NV - CVA (e)	26	531
Gemalto NV (e)	20	1,649
Koninklijke Philips NV	67	4,080
Unilever NV - CVA	70	2,754

		15,391

NORWAY - 0.1%
SeaDrill Ltd. (e)	41	472

RUSSIAN FEDERATION - 0.5%
Rosneft OAO - GDR	217	755
Surgutneftegas OAO - ADR	289	1,489

		2,244

SINGAPORE - 1.7%
Avago Technologies Ltd.	41	4,084
Singapore Telecommunications Ltd.	1,060	3,111

		7,195

SOUTH AFRICA - 0.9%
Mr Price Group Ltd.	71	1,441
Shoprite Holdings Ltd.	156	2,258

		3,699

SOUTH KOREA - 1.9%
Daum Kakao Corp.	8	914
Hyundai Motor Co.	17	2,596
LG Household & Health Care Ltd.	6	3,625
LG Telecom Ltd.	111	1,154

		8,289

SWEDEN - 2.0%
Assa Abloy AB - Class B	80	4,217
Svenska Handelsbanken AB	94	4,404

		8,621

SWITZERLAND - 5.0%
ACE Ltd.	22	2,527
Cie Financiere Richemont SA	23	2,035
Holcim Ltd.	39	2,799
Julius Baer Group Ltd.	94	4,292
Partners Group Holding AG	12	3,426
Roche Holding AG	17	4,631
Swatch Group AG - Class B	3	1,135
Swatch Group AG	3	288

		21,133

TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	160	3,581

UNITED KINGDOM - 4.7%
Amec Foster Wheeler Plc	67	889
Aon Plc - Class A	45	4,258
ARM Holdings Plc	156	2,393
AstraZeneca Plc	92	6,491
Imperial Tobacco Group Plc	69	3,034
Michael Page International Plc	223	1,419

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Rio Tinto Plc	37	1,728
		20,212

UNITED STATES OF AMERICA - 44.1%
Agios Pharmaceuticals Inc. (c) (e)	12	1,356
Allegheny Technologies Inc.	32	1,123
Amazon.com Inc. (c)	9	2,700
American Tower Corp.	77	7,631
AmerisourceBergen Corp.	61	5,536
Apple Inc.	54	5,972
BlackRock Inc.	9	3,325
Boeing Co.	27	3,470
Bristol-Myers Squibb Co.	152	8,961
Broadcom Corp. - Class A	100	4,337
Celanese Corp. - Class A	19	1,157
Cerner Corp. (c)	52	3,349
Chevron Corp.	36	4,072
CME Group Inc. - Class A	33	2,943
Cobalt International Energy Inc. (c)	59	522
Comcast Corp. - Class A	67	3,910
ConocoPhillips	21	1,464
Danaher Corp.	65	5,554
Delphi Automotive Plc	61	4,407
Discovery Communications Inc. - Class A (c)	23	792
Discovery Communications Inc. - Class C (c)	23	776
DreamWorks Animation SKG Inc. - Class A (c) (e)	48	1,081
EOG Resources Inc.	24	2,210
Freescale Semiconductor Ltd. (c) (e)	88	2,218
Gannett Co. Inc.	57	1,833
Gilead Sciences Inc. (c)	64	6,014
Goldman Sachs Group Inc.	18	3,411
Google Inc. - Class C (c)	4	2,263
Halliburton Co.	34	1,349
Hexcel Corp. (c)	124	5,145
Home Depot Inc.	24	2,509
Humana Inc.	16	2,341
IDEX Corp.	37	2,880
Incyte Corp. (c)	157	11,500
Intercontinental Exchange Inc.	11	2,303
Jabil Circuit Inc.	82	1,786
Lululemon Athletica Inc. (c) (e)	29	1,640
Marsh & McLennan Cos. Inc.	58	3,303
Monsanto Co.	11	1,338
Mosaic Co.	63	2,867
NetApp Inc.	57	2,354
Nielsen Holdings NV	46	2,067
Nike Inc. - Class B	25	2,365
Norwegian Cruise Line Holdings Ltd. (c)	60	2,820
Oracle Corp.	75	3,386
PNC Financial Services Group Inc.	24	2,226
Praxair Inc.	22	2,837
Quest Diagnostics Inc.	25	1,676
Receptos Inc. (c)	60	7,363
Ross Stores Inc.	27	2,573
Schlumberger Ltd.	26	2,229
Sirius XM Holdings Inc. (c)	1,237	4,330
St. Jude Medical Inc.	34	2,212
Starbucks Corp.	66	5,432
Tableau Software Inc. - Class A (c)	20	1,721
Umpqua Holdings Corp.	97	1,650
VeriSign Inc. (c) (e)	40	2,269
Visa Inc. - Class A	10	2,648
Waste Connections Inc.	48	2,089
Wells Fargo & Co.	42	2,319

		187,914

Total Common Stocks (cost $312,143)		399,034

	Shares/Par (t)	Value

PREFERRED STOCKS - 1.4%

BRAZIL - 1.0%
Vale SA	600	4,338

SOUTH KOREA - 0.4%
Hyundai Motor Co.	15	1,775

Total Preferred Stocks (cost $9,165)		6,113

SHORT TERM INVESTMENTS - 8.9%

Investment Companies - 4.9%
JNL Money Market Fund, 0.01% (a) (h)	20,736	20,736

Securities Lending Collateral - 4.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	17,095	17,095

Total Short Term Investments (cost $37,831)		37,831

Total Investments - 104.0% (cost $359,139)		442,978
Other Assets and Liabilities, Net - (4.0%)		(17,177)

Total Net Assets - 100.0%		$425,801

JNL/DFA U.S. Core Equity Fund

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 15.8%
1-800-Flowers.com Inc. - Class A (c)	2	$13
Aaron’s Inc.	6	175
Abercrombie & Fitch Co. - Class A (e)	4	126
Advance Auto Parts Inc.	3	453
Aeropostale Inc. (c) (e)	3	7
AH Belo Corp.	3	29
Allison Transmission Holdings Inc.	15	495
Amazon.com Inc. (c)	10	3,057
AMC Networks Inc. - Class A (c)	4	258
America’s Car-Mart Inc. (c)	1	52
American Axle & Manufacturing Holdings Inc. (c)	5	103
American Eagle Outfitters Inc.	12	167
American Public Education Inc. (c)	1	29
Ann Inc. (c)	5	179
Apollo Education Group Inc. - Class A (c)	9	321
Arctic Cat Inc.	1	32
Asbury Automotive Group Inc. (c)	3	207
Ascena Retail Group Inc. (c)	10	130
Ascent Capital Group Inc. - Class A (c)	1	48
Autoliv Inc.	4	379
AutoNation Inc. (c)	8	494
AutoZone Inc. (c)	1	495
Barnes & Noble Inc. (c)	5	118
Bassett Furniture Industries Inc.	1	10
Bebe Stores Inc. (e)	9	19
Bed Bath & Beyond Inc. (c)	11	802
Belmond Ltd. - Class A (c)	8	103
Best Buy Co. Inc.	25	959
Big 5 Sporting Goods Corp.	2	35
Big Lots Inc.	4	145
Biglari Holdings Inc. (c)	—	32
BJ’s Restaurants Inc. (c)	2	109
Bloomin’ Brands Inc. (c)	10	241
Blue Nile Inc. (c)	1	22
Bob Evans Farms Inc. (e)	2	98
BorgWarner Inc.	8	442
Bravo Brio Restaurant Group Inc. (c)	1	14
Bridgepoint Education Inc. (c)	3	39
Bright Horizons Family Solutions Inc. (c)	1	41

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Brinker International Inc. (e)	4	205
Brown Shoe Co. Inc.	3	93
Brunswick Corp.	6	309
Buckle Inc. (e)	1	71
Buffalo Wild Wings Inc. (c)	1	267
Build-A-Bear Workshop Inc. (c)	1	22
Cabela’s Inc. - Class A (c) (e)	4	198
Cablevision Systems Corp. - Class A (e)	15	305
Callaway Golf Co.	8	58
Capella Education Co.	1	81
Career Education Corp. (c)	4	28
Carmax Inc. (c)	8	504
Carmike Cinemas Inc. (c)	2	42
Carnival Corp.	5	210
Carriage Services Inc.	1	13
Carrol’s Restaurant Group Inc. (c)	1	8
Carter’s Inc.	5	454
Cato Corp. - Class A	2	97
Cavco Industries Inc. (c)	1	40
CBS Corp. - Class A	—	11
CBS Corp. - Class B	12	667
Charles & Colvard Ltd. (c)	2	4
Charter Communications Inc. - Class A (c)	4	746
Cheesecake Factory Inc.	5	256
Cherokee Inc.	1	14
Chico’s FAS Inc.	11	175
Childrens Place Retail Stores Inc.	1	74
Chipotle Mexican Grill Inc. - Class A (c)	1	685
Choice Hotels International Inc.	4	219
Christopher & Banks Corp. (c)	1	8
Churchill Downs Inc.	1	118
Chuy’s Holdings Inc. (c)	1	16
Cimpress NV (c) (e)	1	90
Cinemark Holdings Inc.	9	329
Citi Trends Inc. (c)	1	33
Clear Channel Outdoor Holdings Inc.	2	19
ClubCorp Holdings Inc.	—	7
Coach Inc.	10	373
Columbia Sportswear Co.	3	152
Comcast Corp. - Class A	72	4,165
Comcast Corp. - Special Class A (e)	12	670
Conn’s Inc. (c) (e)	2	45
Cooper Tire & Rubber Co.	5	159
Cooper-Standard Holding Inc. (c)	—	7
Core-Mark Holding Co. Inc.	2	99
Cracker Barrel Old Country Store Inc. (e)	2	324
Crocs Inc. (c)	6	72
CSS Industries Inc.	—	11
CST Brands Inc.	8	332
Culp Inc. (e)	1	13
Cumulus Media Inc. - Class A (c)	16	68
D.R. Horton Inc.	14	365
Dana Holding Corp.	16	355
Darden Restaurants Inc.	6	352
Deckers Outdoor Corp. (c)	2	184
Del Frisco’s Restaurant Group Inc. (c)	1	31
Delphi Automotive Plc	8	574
Denny’s Corp. (c)	3	32
Destination Maternity Corp.	1	14
Destination XL Group Inc. (c)	2	12
DeVry Education Group Inc.	5	244
Diamond Resorts International Inc. (c)	—	1
Dick’s Sporting Goods Inc.	4	188
Dillard’s Inc. - Class A	3	417
DineEquity Inc.	2	177
DIRECTV (c)	8	710
Discovery Communications Inc. - Class A (c)	2	83
Discovery Communications Inc. - Class C (c)	5	169

	Shares/Par (t)	Value
DISH Network Corp. (c)	6	470
Dollar General Corp. (c)	8	532
Dollar Tree Inc. (c)	8	598
Domino’s Pizza Inc.	4	368
Dorman Products Inc. (c) (e)	2	111
DreamWorks Animation SKG Inc. - Class A (c) (e)	6	142
Drew Industries Inc.	2	115
DSW Inc. - Class A	5	196
Dunkin’ Brands Group Inc.	10	434
Entercom Communications Corp. - Class A (c)	3	33
Entravision Communications Corp.	3	19
Escalade Inc. (e)	1	14
Ethan Allen Interiors Inc.	2	51
EVINE Live Inc. (c)	1	7
EW Scripps Co. - Class A (c)	3	72
Expedia Inc.	4	331
Express Inc. (c)	6	83
Family Dollar Stores Inc.	4	291
Famous Dave’s Of America Inc. (c) (e)	—	3
Federal-Mogul Corp. (c)	6	97
Fiesta Restaurant Group Inc. (c)	1	81
Finish Line Inc. - Class A	4	100
Five Below Inc. (c)	3	118
Flexsteel Industries Inc.	—	7
Foot Locker Inc.	9	511
Ford Motor Co.	111	1,715
Fossil Group Inc. (c)	5	554
Fred’s Inc. - Class A	1	25
FTD Cos. Inc. (c)	2	75
Fuel Systems Solutions Inc. (c) (e)	1	10
G-III Apparel Group Ltd. (c)	1	140
Gaiam Inc. - Class A (c)	—	1
GameStop Corp. - Class A (e)	10	351
Gannett Co. Inc.	10	310
Gap Inc.	15	647
Garmin Ltd. (e)	6	302
General Motors Co.	28	995
Genesco Inc. (c)	2	146
Gentex Corp.	10	345
Gentherm Inc. (c)	3	110
Genuine Parts Co.	5	501
GNC Holdings Inc. - Class A	9	409
Goodyear Tire & Rubber Co.	13	380
Graham Holdings Co.	—	259
Grand Canyon Education Inc. (c)	4	200
Gray Television Inc. (c)	6	65
Group 1 Automotive Inc.	2	180
Groupon Inc. - Class A (c)	13	108
Guess? Inc.	5	100
H&R Block Inc.	11	383
HanesBrands Inc.	4	419
Harley-Davidson Inc.	8	523
Harman International Industries Inc.	2	183
Harte-Hanks Inc.	4	33
Hasbro Inc.	5	255
Haverty Furniture Cos. Inc.	2	34
Helen of Troy Ltd. (c)	2	126
hhgregg Inc. (c) (e)	1	7
Hibbett Sports Inc. (c)	1	35
Hillenbrand Inc.	5	178
Home Depot Inc.	42	4,407
HomeAway Inc. (c)	3	87
Hovnanian Enterprises Inc. (c) (e)	7	29
HSN Inc.	3	206
Hyatt Hotels Corp. (c)	1	88
Iconix Brand Group Inc. (c)	2	76
Ignite Restaurant Group Inc. (c)	1	7

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
International Game Technology	13	227
International Speedway Corp. - Class A	2	62
Interpublic Group of Cos. Inc.	18	370
Interval Leisure Group Inc.	3	69
iRobot Corp. (c) (e)	1	27
Isle of Capri Casinos Inc. (c)	1	9
J.C. Penney Co. Inc. (c) (e)	19	121
Jack in the Box Inc.	3	276
Jamba Inc. (c)	1	9
John Wiley & Sons Inc. - Class A	4	209
John Wiley & Sons Inc. - Class B	—	6
Johnson Controls Inc.	16	780
Journal Communications Inc. - Class A (c)	3	30
K12 Inc. (c)	4	45
Kate Spade & Co. (c)	2	71
KB Home (e)	4	58
Kirkland’s Inc. (c)	2	35
Kohl’s Corp.	17	1,061
Kona Grill Inc. (c)	1	21
Krispy Kreme Doughnuts Inc. (c)	3	61
L Brands Inc.	8	667
La-Z-Boy Inc.	4	96
Lakeland Industries Inc. (c) (e)	—	1
Lands’ End Inc. (c)	2	81
Las Vegas Sands Corp.	10	610
Leapfrog Enterprises Inc. - Class A (c)	5	23
Lear Corp.	5	519
Leggett & Platt Inc.	8	327
Lennar Corp. - Class A	7	318
Libbey Inc. (c)	3	84
Liberty Broadband Corp. - Class A (c)	1	34
Liberty Broadband Corp. - Class C (c)	2	87
Liberty Global Plc - Class A (c)	5	246
Liberty Global Plc - Class C (c)	17	811
Liberty Interactive Corp. - Class A (c)	24	716
Liberty Media Corp. - Class A (c)	3	96
Liberty Media Corp. - Class C (c)	7	245
Liberty Tax Inc. - Class A (c)	—	15
Liberty TripAdvisor Holdings Inc. - Class A (c) (e)	6	149
Liberty Ventures - Class A (c)	8	312
Life Time Fitness Inc. (c) (e)	3	176
Lifetime Brands Inc. (e)	1	19
Lions Gate Entertainment Corp. (e)	7	232
Lithia Motors Inc. - Class A	2	179
Live Nation Inc. (c)	13	341
LKQ Corp. (c)	11	299
Lowe’s Cos. Inc.	30	2,034
Luby’s Inc. (c)	1	6
Lululemon Athletica Inc. (c) (e)	3	179
Lumber Liquidators Holdings Inc. (c) (e)	1	66
M/I Homes Inc. (c)	2	41
Macy’s Inc.	10	661
Madison Square Garden Inc. - Class A (c)	5	340
Marcus Corp.	1	17
Marine Products Corp. (e)	1	10
MarineMax Inc. (c)	1	28
Marriott International Inc. - Class A	7	564
Marriott Vacations Worldwide Corp.	2	181
Mattel Inc.	12	356
Matthews International Corp.	2	121
Mattress Firm Holding Corp. (c) (e)	1	66
McClatchy Co. - Class A (c)	6	21
McDonald’s Corp.	29	2,719
McGraw-Hill Financial. Inc.	8	725
MDC Holdings Inc. (e)	4	109
Media General Inc. (c) (e)	—	6
Men’s Wearhouse Inc.	4	185

	Shares/Par (t)	Value
Meredith Corp.	3	141
Meritage Homes Corp. (c)	3	108
MGM Resorts International (c)	26	545
Michael Kors Holdings Ltd. (c)	7	563
Modine Manufacturing Co. (c)	4	60
Mohawk Industries Inc. (c)	3	473
Monarch Casino & Resort Inc. (c)	1	12
Monro Muffler Brake Inc.	2	121
Morningstar Inc.	2	155
Motorcar Parts of America Inc. (c)	1	19
Movado Group Inc.	1	31
National CineMedia Inc.	4	63
Nautilus Inc. (c)	3	51
Netflix Inc. (c)	1	250
New York & Co. Inc. (c) (e)	5	13
New York Times Co. - Class A (e)	10	131
Newell Rubbermaid Inc.	9	353
News Corp. - Class A (c)	8	126
News Corp. - Class B (c)	4	55
Nexstar Broadcasting Group Inc. - Class A (e)	2	109
Nike Inc. - Class B	17	1,630
Nordstrom Inc.	8	621
Norwegian Cruise Line Holdings Ltd. (c)	6	266
NutriSystem Inc.	2	33
NVR Inc. (c)	—	383
O’Reilly Automotive Inc. (c)	4	805
Office Depot Inc. (c)	40	345
Omnicom Group Inc.	11	814
Orbitz Worldwide Inc. (c)	7	54
Outerwall Inc. (c)	1	98
Overstock.com Inc. (c)	1	12
Oxford Industries Inc.	1	50
Pandora Media Inc. (c) (e)	4	63
Panera Bread Co. - Class A (c)	2	277
Papa John’s International Inc.	3	163
Penn National Gaming Inc. (c) (e)	5	75
Penske Auto Group Inc.	7	366
Pep Boys-Manny Moe & Jack (c)	2	22
Perry Ellis International Inc. (c)	1	13
PetSmart Inc.	4	329
Pier 1 Imports Inc.	6	97
Polaris Industries Inc. (e)	3	427
Pool Corp.	2	158
Popeyes Louisiana Kitchen Inc. (c)	1	75
Priceline Group Inc. (c)	1	1,483
Pulte Homes Inc.	10	209
PVH Corp.	3	424
Quicksilver Inc. (c) (e)	7	16
Ralph Lauren Corp. - Class A	2	371
RCI Hospitality Holdings Inc. (c)	1	8
Red Lion Hotels Corp. (c)	1	4
Red Robin Gourmet Burgers Inc. (c)	1	62
Regal Entertainment Group - Class A (e)	9	187
Regis Corp. (c)	2	36
Rent-A-Center Inc.	4	159
Restoration Hardware Holdings Inc. (c) (e)	2	187
Rocky Brands Inc.	1	8
Ross Stores Inc.	9	812
Royal Caribbean Cruises Ltd.	11	881
Ruby Tuesday Inc. (c)	4	27
Ruth’s Hospitality Group Inc.	3	47
Ryland Group Inc.	3	112
Sally Beauty Holdings Inc. (c)	10	322
Scholastic Corp.	—	1
Scientific Games Corp. (c) (e)	6	73
Scripps Networks Interactive Inc. - Class A	4	299
Sears Holdings Corp. (c) (e)	5	178
SeaWorld Entertainment Inc.	1	23

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Select Comfort Corp. (c)	5	141
Service Corp. International	17	387
Shiloh Industries Inc. (c) (e)	1	13
Shoe Carnival Inc.	1	33
Shutterfly Inc. (c)	1	52
Shutterstock Inc. (c) (e)	1	72
Signet Jewelers Ltd.	3	334
Sinclair Broadcast Group Inc. - Class A (e)	7	196
Sirius XM Holdings Inc. (c)	127	446
Six Flags Entertainment Corp.	5	237
Sizmek Inc. (c) (e)	3	19
Skechers U.S.A. Inc. - Class A (c)	3	140
Skullcandy Inc. (c)	2	14
Smith & Wesson Holding Corp. (c) (e)	3	27
Sonic Automotive Inc.	4	118
Sonic Corp.	4	107
Sotheby’s	4	180
Spartan Motors Inc.	2	8
Speedway Motorsports Inc.	3	57
Stage Stores Inc.	3	59
Standard Motor Products Inc.	2	84
Standard-Pacific Corp. (c)	16	120
Staples Inc.	25	457
Starbucks Corp.	22	1,838
Starwood Hotels & Resorts Worldwide Inc.	6	488
Starz - Class A (c) (e)	6	171
Stein Mart Inc.	3	42
Steiner Leisure Ltd. (c)	1	40
Steven Madden Ltd. (c)	4	141
Stoneridge Inc. (c)	3	40
Strattec Security Corp. (e)	—	8
Strayer Education Inc. (c)	1	51
Sturm Ruger & Co. Inc. (e)	—	14
Superior Industries International Inc.	1	26
Systemax Inc. (c) (e)	2	23
Target Corp.	18	1,382
Taylor Morrison Home Corp. - Class A (c)	1	28
Tempur Sealy International Inc. (c)	4	214
Tenneco Inc. (c)	4	248
Tesla Motors Inc. (c) (e)	1	263
Texas Roadhouse Inc.	5	172
Thor Industries Inc.	4	196
Tiffany & Co.	3	315
Tile Shop Holdings Inc. (c) (e)	—	2
Time Inc. (e)	3	64
Time Warner Cable Inc.	6	973
Time Warner Inc.	21	1,780
TJX Cos. Inc.	20	1,384
Toll Brothers Inc. (c)	11	383
Tower International Inc. (c)	2	44
Town Sports International Holdings Inc.	2	10
Tractor Supply Co.	5	429
TRI Pointe Homes Inc. (c)	—	7
TripAdvisor Inc. (c)	4	291
TRW Automotive Holdings Corp. (c)	8	781
Tumi Holdings Inc. (c)	3	69
Tupperware Brands Corp.	3	167
Twenty-First Century Fox Inc. - Class A	24	923
Twenty-First Century Fox Inc. - Class B	7	266
Ulta Salon Cosmetics & Fragrance Inc. (c)	2	310
Under Armour Inc. - Class A (c)	4	304
Unifi Inc. (c)	—	12
Universal Electronics Inc. (c)	2	111
Universal Technical Institute Inc.	2	16
Urban Outfitters Inc. (c)	11	390
Vail Resorts Inc.	2	225
VF Corp.	8	579
Viacom Inc. - Class A	—	8

	Shares/Par (t)	Value
Viacom Inc. - Class B	9	703
Visteon Corp. (c)	4	461
Vitamin Shoppe Inc. (c)	2	100
VOXX International Corp. - Class A (c)	2	17
WABCO Holdings Inc. (c)	5	541
Walt Disney Co.	33	3,131
Weight Watchers International Inc. (c) (e)	1	25
Wendy’s Co.	26	238
West Marine Inc. (c)	2	27
Weyco Group Inc.	1	15
Whirlpool Corp.	5	1,065
William Lyon Homes - Class A (c)	1	21
Williams-Sonoma Inc.	4	331
Winmark Corp.	—	22
Winnebago Industries Inc.	2	46
Wolverine World Wide Inc. (e)	7	209
Wyndham Worldwide Corp.	6	554
Wynn Resorts Ltd.	2	268
Yum! Brands Inc.	12	908
Zagg Inc. (c)	—	3
Zumiez Inc. (c)	2	75

		109,578

CONSUMER STAPLES - 7.8%
Alico Inc. (e)	—	15
Alliance One International Inc. (c)	5	8
Altria Group Inc.	60	2,956
Andersons Inc.	2	115
Archer-Daniels-Midland Co.	15	790
Avon Products Inc.	12	111
B&G Foods Inc.	5	145
Boston Beer Co. Inc. (c) (e)	—	116
Boulder Brands Inc. (c)	4	45
Brown-Forman Corp. - Class A	1	66
Brown-Forman Corp. - Class B	4	390
Bunge Ltd.	6	512
Cal-Maine Foods Inc. (e)	3	125
Calavo Growers Inc.	1	47
Campbell Soup Co.	13	562
Casey’s General Stores Inc.	4	374
Central Garden & Pet Co. (c)	1	4
Central Garden & Pet Co. - Class A (c)	3	26
Chefs’ Warehouse Inc. (c) (e)	1	21
Chiquita Brands International Inc. (c)	3	45
Church & Dwight Co. Inc.	5	364
Clorox Co.	5	551
Coca-Cola Bottling Co.	1	53
Coca-Cola Co.	101	4,270
Coca-Cola Enterprises Inc.	14	605
Colgate-Palmolive Co.	21	1,440
ConAgra Foods Inc.	21	766
Constellation Brands Inc. - Class A (c)	6	635
Constellation Brands Inc. - Class B (c)	—	1
Costco Wholesale Corp.	9	1,343
Craft Brewers Alliance Inc. (c)	1	11
CVS Health Corp.	27	2,592
Darling Ingredients Inc. (c)	10	179
Dean Foods Co. (e)	7	136
Diamond Foods Inc. (c)	2	42
Dr. Pepper Snapple Group Inc.	10	693
Energizer Holdings Inc.	3	388
Estee Lauder Cos. Inc.	6	465
Farmer Bros. Co. (c)	1	21
Flowers Foods Inc.	14	266
Fresh Del Monte Produce Inc. (e)	5	151
General Mills Inc.	17	905
Hain Celestial Group Inc. (c)	3	157
Herbalife Ltd. (e)	2	87

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Hershey Co.	4	418
Hormel Foods Corp.	5	280
Ingles Markets Inc. - Class A	1	37
Ingredion Inc.	6	524
Inter Parfums Inc.	2	47
Inventure Foods Inc. (c) (e)	1	14
J&J Snack Foods Corp.	1	98
JM Smucker Co.	5	464
John B. Sanfilippo & Son Inc.	—	19
Kellogg Co.	7	458
Keurig Green Mountain Inc.	4	592
Kimberly-Clark Corp.	10	1,127
Kraft Foods Group Inc.	16	1,024
Kroger Co.	18	1,142
Lancaster Colony Corp.	2	214
Limoneira Co. (e)	1	27
Lorillard Inc.	7	430
Mannatech Inc. (c)	—	8
McCormick & Co. Inc.	3	219
Mead Johnson Nutrition Co.	7	696
Medifast Inc. (c)	1	40
MGP Ingredients Inc.	—	8
Molson Coors Brewing Co. - Class B	8	566
Mondelez International Inc. - Class A	22	787
Monster Beverage Corp. (c)	7	767
National Beverage Corp. (c)	2	41
Natural Grocers by Vitamin Cottage Inc. (c) (e)	—	1
Nu Skin Enterprises Inc. (e)	1	53
Nutraceutical International Corp. (c) (e)	1	23
Oil-Dri Corp. of America	—	3
Omega Protein Corp. (c)	1	15
Orchids Paper Products Co.	1	16
Pantry Inc. (c)	2	72
PepsiCo Inc.	46	4,384
Philip Morris International Inc.	32	2,585
Pilgrim’s Pride Corp. (c) (e)	8	250
Pinnacle Foods Inc.	6	227
Post Holdings Inc. (c) (e)	4	152
Prestige Brands Holdings Inc. (c)	3	109
PriceSmart Inc.	2	172
Procter & Gamble Co.	53	4,854
Revlon Inc. - Class A (c) (e)	3	94
Reynolds American Inc.	7	470
Rite Aid Corp. (c)	24	179
Safeway Inc.	14	477
Sanderson Farms Inc. (e)	2	175
Seneca Foods Corp. (c) (e)	—	11
Snyders-Lance Inc.	5	161
SpartanNash Co.	3	76
Spectrum Brands Holdings Inc.	4	338
Sprouts Farmers Market Inc. (c) (e)	6	195
SUPERVALU Inc. (c)	17	166
Sysco Corp.	13	519
The Fresh Market Inc. (c) (e)	2	62
Tootsie Roll Industries Inc. (e)	2	52
TreeHouse Foods Inc. (c)	3	266
Tyson Foods Inc.	16	633
United Natural Foods Inc. (c)	3	229
Universal Corp. (e)	1	48
USANA Health Sciences Inc. (c)	1	51
Vector Group Ltd.	2	51
Village Super Market Inc. - Class A (e)	—	8
Wal-Mart Stores Inc.	40	3,416
WD-40 Co.	1	107
Weis Markets Inc.	2	91
WhiteWave Foods Co. - Class A (c)	9	320
Whole Foods Market Inc.	8	411

		54,163

	Shares/Par (t)	Value
ENERGY - 8.2%
Adams Resources & Energy Inc.	—	12
Alon USA Energy Inc.	6	70
Alpha Natural Resources Inc. (c) (e)	12	20
Anadarko Petroleum Corp.	17	1,437
Apache Corp.	10	646
Atwood Oceanics Inc.	4	123
Baker Hughes Inc.	9	482
Basic Energy Services Inc. (c)	4	28
Bill Barrett Corp. (c) (e)	3	33
Bonanza Creek Energy Inc. (c)	4	104
Bristow Group Inc.	2	99
C&J Energy Services Inc. (c)	4	49
Cabot Oil & Gas Corp. - Class A	24	709
California Resources Corp. (c)	11	59
Callon Petroleum Co. (c)	3	15
Cameron International Corp. (c)	10	508
CARBO Ceramics Inc. (e)	1	48
Carrizo Oil & Gas Inc. (c)	4	161
Cheniere Energy Inc. (c)	7	461
Chesapeake Energy Corp.	49	953
Chevron Corp.	40	4,532
Cimarex Energy Co.	6	679
Clayton Williams Energy Inc. (c)	1	83
Cloud Peak Energy Inc. (c)	5	46
Cobalt International Energy Inc. (c)	8	69
Comstock Resources Inc. (e)	2	16
Concho Resources Inc. (c)	7	675
ConocoPhillips	38	2,649
CONSOL Energy Inc.	6	211
Contango Oil & Gas Co. (c)	1	33
Continental Resources Inc. (c) (e)	3	130
Core Laboratories NV	2	193
CVR Energy Inc. (e)	4	145
Delek US Holdings Inc.	5	123
Denbury Resources Inc. (e)	24	194
Devon Energy Corp.	11	646
DHT Holdings Inc.	3	23
Diamond Offshore Drilling Inc. (e)	9	340
Diamondback Energy Inc. (c)	3	156
Dresser-Rand Group Inc. (c)	5	401
Dril-Quip Inc. (c)	2	153
Emerald Oil Inc. (c) (e)	2	3
Energen Corp.	5	305
Energy XXI Ltd. (e)	6	20
EnLink Midstream LLC	6	211
EOG Resources Inc.	23	2,150
EQT Corp.	4	275
Era Group Inc. (c)	2	33
Evolution Petroleum Corp. (e)	1	4
Exterran Holdings Inc.	6	188
Exxon Mobil Corp.	125	11,559
FMC Technologies Inc. (c)	9	430
Forum Energy Technologies Inc. (c)	6	118
GasLog Ltd. (e)	4	83
Gastar Exploration Inc. (c)	6	15
Geospace Technologies Corp. (c)	1	19
Goodrich Petroleum Corp. (c) (e)	2	8
Green Plains Inc.	3	71
Gulf Island Fabrication Inc.	1	17
Gulfmark Offshore Inc. - Class A	2	52
Gulfport Energy Corp. (c)	4	183
Halcon Resources Corp. (c) (e)	20	35
Halliburton Co.	21	834
Helix Energy Solutions Group Inc. (c)	10	210
Helmerich & Payne Inc.	5	366
Hercules Offshore Inc. (c) (e)	6	6

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Hess Corp.	6	457
HKN Inc. (c)	—	1
HollyFrontier Corp.	8	312
Hornbeck Offshore Services Inc. (c)	2	57
ION Geophysical Corp. (c)	12	33
Key Energy Services Inc. (c)	13	22
Kinder Morgan Inc.	36	1,542
Knightsbridge Shipping Ltd. (e)	3	12
Kosmos Energy Ltd. (c)	19	161
Laredo Petroleum Holdings Inc. (c) (e)	5	51
LinnCo LLC (e)	8	79
Marathon Oil Corp.	22	608
Marathon Petroleum Corp.	10	886
Matador Resources Co. (c)	5	98
Matrix Service Co. (c)	2	42
McDermott International Inc. (c) (e)	4	12
Miller Energy Resources Inc. (c) (e)	—	—
Mitcham Industries Inc. (c)	1	4
Murphy Oil Corp.	8	399
Murphy USA Inc. (c)	5	316
Nabors Industries Ltd.	19	247
National Oilwell Varco Inc.	10	660
Natural Gas Services Group Inc. (c)	1	20
Newfield Exploration Co. (c)	13	350
Newpark Resources Inc. (c)	7	69
Noble Corp. Plc	10	169
Noble Energy Inc.	9	415
Northern Oil and Gas Inc. (c) (e)	4	25
Oasis Petroleum Inc. (c)	10	167
Occidental Petroleum Corp.	26	2,064
Oceaneering International Inc.	5	289
Oil States International Inc. (c)	6	274
Pacific Drilling SA (c)	2	8
Panhandle Oil and Gas Inc. - Class A (e)	2	36
Paragon Offshore Plc (e)	4	11
Parker Drilling Co. (c)	10	31
Patterson-UTI Energy Inc.	13	209
PBF Energy Inc. - Class A	7	176
PDC Energy Inc. (c)	2	99
Peabody Energy Corp. (e)	17	132
Penn Virginia Corp. (c) (e)	7	49
PetroQuest Energy Inc. (c)	7	27
PHI Inc. (c)	—	3
PHI Inc. (c)	1	41
Phillips 66	7	511
Pioneer Energy Services Corp. (c)	2	13
Pioneer Natural Resources Co.	2	308
QEP Resources Inc.	18	357
Range Resources Corp.	5	293
Renewable Energy Group Inc. (c)	3	32
Rentech Inc. (c)	2	3
Rex Energy Corp. (c) (e)	5	25
RigNet Inc. (c)	1	34
Rosetta Resources Inc. (c)	5	115
Rowan Cos. Plc - Class A	6	150
RPC Inc.	14	188
SandRidge Energy Inc. (c) (e)	45	81
Schlumberger Ltd.	26	2,213
Scorpio Tankers Inc.	12	103
SEACOR Holdings Inc. (c)	2	117
SemGroup Corp. - Class A	3	177
Seventy Seven Energy Inc. (c)	2	12
Ship Finance International Ltd.	5	71
SM Energy Co.	7	262
Southwestern Energy Co. (c)	31	842
Spectra Energy Corp.	13	482
Stone Energy Corp. (c)	5	78
Superior Energy Services Inc.	9	186

	Shares/Par (t)	Value
Synergy Resources Corp. (c)	4	55
Targa Resources Corp.	3	266
Teekay Corp.	5	268
Tesco Corp.	3	41
Tesoro Corp.	9	701
Tetra Technologies Inc. (c)	6	39
TGC Industries Inc. (c)	1	2
Tidewater Inc.	4	124
Transocean Ltd. (e)	16	290
Triangle Petroleum Corp. (c) (e)	6	30
Ultra Petroleum Corp. (c) (e)	8	111
Unit Corp. (c)	3	117
VAALCO Energy Inc. (c)	5	23
Valero Energy Corp.	14	669
W&T Offshore Inc. (e)	5	39
Warren Resources Inc. (c)	6	9
Weatherford International Plc (c)	37	419
Western Refining Inc.	10	380
Westmoreland Coal Co. (c)	1	40
Whiting Petroleum Corp. (c)	13	431
Willbros Group Inc. (c)	6	37
Williams Cos. Inc.	14	635
World Fuel Services Corp. (e)	5	218
WPX Energy Inc. (c)	13	154

		57,123

FINANCIALS - 13.3%
1st Source Corp.	2	56
ACE Ltd.	5	528
Actua Corp. (c)	3	53
Affiliated Managers Group Inc. (c)	2	373
AFLAC Inc.	9	567
Alexander & Baldwin Inc.	4	147
Alleghany Corp. (c)	—	218
Allied World Assurance Co. Holdings Ltd.	6	230
Allstate Corp.	10	734
Altisource Portfolio Solutions SA (c) (e)	1	30
Ambac Financial Group Inc. (c)	2	48
American Equity Investment Life Holding Co.	6	189
American Express Co.	28	2,622
American Financial Group Inc.	5	333
American International Group Inc.	19	1,064
American National Insurance Co.	1	162
Ameriprise Financial Inc.	4	557
Ameris Bancorp	2	45
Amerisafe Inc.	1	47
AmTrust Financial Services Inc. (e)	6	320
Aon Plc - Class A	5	502
Arch Capital Group Ltd. (c)	4	237
Argo Group International Holdings Ltd.	1	37
Arrow Financial Corp.	—	1
Arthur J Gallagher & Co.	4	192
Artisan Partners Asset Management Inc. - Class A	1	65
Aspen Insurance Holdings Ltd.	4	185
Associated Bancorp	11	212
Assurant Inc.	4	289
Assured Guaranty Ltd.	12	303
Astoria Financial Corp.	8	104
Atlanticus Holdings Corp. (c)	1	2
AV Homes Inc. (c)	1	9
Axis Capital Holdings Ltd.	6	319
Baldwin & Lyons Inc. - Class B	1	13
BancFirst Corp.	1	70
Bancorp Inc. (c)	2	23
BancorpSouth Inc.	8	186
Bank Mutual Corp.	4	29
Bank of America Corp.	148	2,651

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Bank of Hawaii Corp.	3	178
Bank of New York Mellon Corp.	26	1,060
Bank of the Ozarks Inc.	4	158
BankUnited Inc.	6	180
Banner Corp.	2	67
BB&T Corp.	9	350
BBCN Bancorp Inc.	7	98
Beneficial Mutual Bancorp Inc. (c) (e)	5	61
Berkshire Hathaway Inc. - Class B (c)	38	5,763
Berkshire Hills Bancorp Inc.	2	54
BGC Partners Inc.	21	195
BlackRock Inc.	2	674
BofI Holding Inc. (c) (e)	1	47
BOK Financial Corp.	3	209
Boston Private Financial Holdings Inc.	7	90
Brookline Bancorp Inc.	7	65
Brown & Brown Inc.	10	335
Bryn Mawr Bank Corp.	1	47
C&F Financial Corp.	—	2
Calamos Asset Management Inc. - Class A	2	21
Camden National Corp. (e)	—	16
Capital Bank Financial Corp. (c)	—	4
Capital City Bank Group Inc.	1	11
Capital One Financial Corp.	12	950
Capitol Federal Financial Inc.	11	145
Cardinal Financial Corp.	2	39
CareTrust REIT Inc.	2	25
Cascade Bancorp (c)	1	6
Cash America International Inc.	2	55
Cathay General Bancorp	6	154
CBOE Holdings Inc.	5	333
CBRE Group Inc. - Class A (c)	12	401
CenterState Banks of Florida Inc.	3	31
Central Pacific Financial Corp.	3	54
Charles Schwab Corp.	16	487
Chemical Financial Corp.	2	70
Chubb Corp.	3	311
Cincinnati Financial Corp.	5	257
CIT Group Inc.	5	227
Citigroup Inc.	42	2,292
Citizens Inc. - Class A (c) (e)	4	28
City Holdings Co.	1	49
City National Corp.	3	269
Clifton Bancorp Inc.	1	18
CME Group Inc.	4	359
CNA Financial Corp.	2	58
CNB Financial Corp. (e)	1	20
CNO Financial Group Inc.	12	198
CoBiz Financial Inc.	3	38
Cohen & Steers Inc. (e)	1	34
Columbia Banking System Inc.	4	112
Comerica Inc.	5	218
Commerce Bancshares Inc.	7	301
Community Bank System Inc.	3	114
Community Trust Bancorp Inc.	2	59
ConnectOne Bancorp Inc.	1	25
Consolidated-Tomoka Land Co.	—	24
Consumer Portfolio Services Inc. (c) (e)	—	—
Cowen Group Inc. - Class A (c)	9	43
Crawford & Co. (e)	1	15
Credit Acceptance Corp. (c)	2	250
Cullen/Frost Bankers Inc.	4	269
Customers Bancorp Inc. (c)	1	24
CVB Financial Corp.	9	141
Diamond Hill Investment Group Inc.	—	14
Dime Community Bancshares Inc.	3	52
Discover Financial Services	15	965
Donegal Group Inc. - Class A	2	26

	Shares/Par (t)	Value
Doral Financial Corp. (c)	1	2
E*TRADE Financial Corp. (c)	7	181
Eagle Bancorp Inc. (c)	—	3
East West Bancorp Inc.	10	402
Eaton Vance Corp.	7	297
EMC Insurance Group Inc.	1	39
Employer Holdings Inc.	3	62
Endurance Specialty Holdings Ltd.	4	227
Enova International Inc. (c)	2	40
Enstar Group Ltd. (c)	1	184
Enterprise Financial Services Corp.	1	28
Erie Indemnity Co. - Class A	4	358
ESSA BanCorp Inc.	1	12
EverBank Financial Corp.	2	44
Evercore Partners Inc.	2	119
Everest Re Group Ltd.	2	362
EZCorp Inc. (c) (e)	4	47
Farmers Capital Bank Corp. (c)	1	14
FBL Financial Group Inc. - Class A	1	81
Federal Agricultural Mortgage Corp. - Class C	1	27
Federated Investors Inc. - Class B (e)	9	285
Federated National Holding Co.	1	17
FNF Group	7	251
Fifth Third Bancorp	31	634
Financial Engines Inc. (e)	2	59
Financial Institutions Inc.	1	22
First American Financial Corp.	7	221
First Bancorp Inc.	1	9
First Bancorp Inc. (c)	15	86
First Busey Corp.	6	37
First Cash Financial Services Inc. (c)	2	100
First Citizens BancShares Inc. - Class A	1	140
First Commonwealth Financial Corp.	7	67
First Community Bancshares Inc.	1	13
First Defiance Financial Corp.	—	12
First Financial Bancorp	4	82
First Financial Bankshares Inc. (e)	2	72
First Financial Corp.	1	34
First Financial Northwest Inc.	1	10
First Horizon National Corp.	14	189
First Interstate BancSystem Inc. - Class A	2	43
First Merchants Corp.	3	70
First Midwest Bancorp Inc.	7	111
First Niagara Financial Group Inc.	22	181
First Republic Bank	6	296
FirstMerit Corp.	10	185
Flagstar Bancorp Inc. (c)	2	36
Flushing Financial Corp.	2	47
FNB Corp.	13	173
Forest City Enterprises Inc. (c)	12	246
Forestar Group Inc. (c)	2	35
Fox Chase Bancorp Inc.	1	10
Franklin Resources Inc.	8	426
Fulton Financial Corp.	15	188
FXCM Inc. - Class A (e)	2	35
Gain Capital Holdings Inc. (e)	4	34
GAMCO Investors Inc.	1	57
Genworth Financial Inc. (c)	13	109
Geo Group Inc.	4	145
German American Bancorp Inc.	1	18
GFI Group Inc.	8	46
Glacier Bancorp Inc.	5	144
Global Indemnity Plc (c)	1	20
Goldman Sachs Group Inc.	8	1,603
Great Southern Bancorp Inc. (e)	1	40
Green Dot Corp. (c)	3	55
Greenhill & Co. Inc.	1	34
Greenlight Capital Re Ltd. - Class A (c)	2	69

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Hallmark Financial Services Inc. (c)	2	26
Hancock Holding Co.	6	175
Hanmi Financial Corp.	2	53
Hanover Insurance Group Inc.	4	260
Hartford Financial Services Group Inc.	19	799
HCC Insurance Holdings Inc.	6	311
HCI Group Inc. (e)	1	52
Heartland Financial USA Inc.	1	38
Heritage Commerce Corp. (e)	1	10
Heritage Financial Corp.	2	35
HFF Inc. - Class A	2	82
Hilltop Holdings Inc. (c)	7	145
Home Bancshares Inc.	4	123
HomeStreet Inc.	1	14
HomeTrust Bancshares Inc. (c)	—	—
Horace Mann Educators Corp.	3	97
Horizon BanCorp (e)	1	13
Howard Hughes Corp. (c)	2	320
Hudson City Bancorp Inc.	25	253
Hudson Valley Holding Corp.	1	37
Huntington Bancshares Inc.	34	355
IberiaBank Corp.	3	169
Imperial Holdings Inc. (c) (e)	2	10
Independent Bank Corp.	2	73
Interactive Brokers Group Inc.	5	158
Intercontinental Exchange Inc.	2	361
International Bancshares Corp.	5	134
INTL FCStone Inc. (c)	1	29
Invesco Ltd.	18	721
Investment Technology Group Inc. (c)	3	65
Investors Bancorp Inc.	21	241
Janus Capital Group Inc. (e)	15	243
JMP Group Inc.	2	12
Jones Lang LaSalle Inc.	2	353
JPMorgan Chase & Co.	79	4,927
KCG Holdings Inc. - Class A (c)	1	15
Kearny Financial Corp. (c)	2	30
Kemper Corp.	4	156
Kennedy-Wilson Holdings Inc.	6	156
KeyCorp	23	326
Ladenburg Thalmann Financial Services Inc. (c)	7	27
Lakeland Bancorp Inc.	2	26
Lakeland Financial Corp.	1	52
Legg Mason Inc.	7	376
Leucadia National Corp.	9	206
Lincoln National Corp.	8	456
Loews Corp.	11	447
LPL Financial Holdings Inc.	9	383
M&T Bank Corp.	4	475
Macatawa Bank Corp.	1	3
Maiden Holdings Ltd.	5	67
MainSource Financial Group Inc.	1	26
Manning & Napier Inc. - Class A	1	15
Markel Corp. (c)	1	429
MarketAxess Holdings Inc.	2	143
Marlin Business Services Inc.	1	21
Marsh & McLennan Cos. Inc.	10	598
MB Financial Inc.	5	180
MBIA Inc. (c)	11	104
Meadowbrook Insurance Group Inc.	4	37
Mercantile Bank Corp.	1	13
Merchants Bancshares Inc. (e)	—	4
Mercury General Corp.	4	225
Meridian Bancorp Inc. (c)	2	27
Meta Financial Group Inc. (e)	—	4
MetLife Inc.	13	701
Metro Bancorp Inc. (c)	—	8

	Shares/Par (t)	Value
MGIC Investment Corp. (c)	10	93
Midsouth Bancorp Inc.	1	10
Montpelier Re Holdings Ltd.	3	104
Moody’s Corp.	8	811
Morgan Stanley	20	778
MSCI Inc.	8	356
NASDAQ OMX Group Inc.	4	212
National Bank Holdings Corp. - Class A	2	33
National Interstate Corp.	1	40
National Penn Bancshares Inc.	11	114
Nationstar Mortgage Holdings Inc. (c) (e)	2	70
Navient Corp.	23	501
Navigators Group Inc. (c)	1	77
NBT Bancorp Inc.	3	79
Nelnet Inc. - Class A	3	122
New York Community Bancorp Inc.	11	184
NewBridge Bancorp (c)	1	12
NewStar Financial Inc. (c)	2	29
Northern Trust Corp.	8	511
Northfield Bancorp Inc.	4	58
NorthStar Asset Management Group Inc.	4	86
Northwest Bancshares Inc.	8	99
OceanFirst Financial Corp.	1	14
Ocwen Financial Corp. (c) (e)	4	54
OFG Bancorp (e)	4	68
Old National Bancorp	9	129
Old Republic International Corp.	16	234
OneBeacon Insurance Group Ltd. - Class A	2	34
Oppenheimer Holdings Inc.	—	7
Oritani Financial Corp.	3	49
Pacific Continental Corp.	1	11
PacWest Bancorp	6	277
Park National Corp. (e)	1	44
Park Sterling Corp.	4	29
PartnerRe Ltd.	4	401
PennyMac Financial Services Inc. - Class A (c)	1	12
People’s United Financial Inc. (e)	19	292
Peoples Bancorp Inc.	1	26
PHH Corp. (c)	4	91
Pico Holdings Inc. (c)	2	29
Pinnacle Financial Partners Inc.	3	108
Piper Jaffray Cos. (c)	1	52
Platinum Underwriters Holdings Ltd.	2	139
PNC Financial Services Group Inc.	7	640
Popular Inc. (c)	7	222
PRA Group Inc. (c) (e)	4	217
Preferred Bank (e)	1	17
Primerica Inc.	5	244
Principal Financial Group Inc.	14	728
PrivateBancorp Inc.	6	209
ProAssurance Corp.	4	178
Progressive Corp.	33	897
Prosperity Bancshares Inc.	4	236
Protective Life Corp.	5	349
Provident Financial Holdings Inc.	—	6
Provident Financial Services Inc.	5	82
Prudential Financial Inc.	6	562
Radian Group Inc.	6	97
Raymond James Financial Inc.	6	326
RCS Capital Corp. - Class A (e)	2	20
Realogy Holdings Corp. (c)	13	563
Regional Management Corp. (c) (e)	—	8
Regions Financial Corp.	38	405
Reinsurance Group of America Inc.	4	363
RenaissanceRe Holdings Ltd. (e)	3	283
Renasant Corp.	2	64
Republic Bancorp Inc. - Class A	1	20
Resource America Inc. - Class A (e)	1	8

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
RLI Corp.	3	138
S&T Bancorp Inc. (e)	2	62
Safety Insurance Group Inc. (e)	2	149
Sandy Spring Bancorp Inc.	2	42
Seacoast Banking Corp. of Florida (c)	—	5
SEI Investments Co.	8	324
Selective Insurance Group Inc.	5	131
Sierra Bancorp	1	11
Signature Bank (c)	2	282
Simmons First National Corp. - Class A	1	56
Simplicity Bancorp Inc.	—	7
SLM Corp.	42	430
South State Corp.	2	111
Southside Bancshares Inc.	2	50
Southwest Bancorp Inc.	2	29
St. Joe Co. (c)	3	55
StanCorp Financial Group Inc.	3	229
State Auto Financial Corp.	3	68
State Street Corp.	6	444
Sterling Bancorp	6	87
Stewart Information Services Corp.	2	64
Stifel Financial Corp. (c)	4	206
Stock Yards Bancorp Inc. (e)	1	27
Suffolk Bancorp	1	32
Sun Bancorp Inc. (c)	1	17
SunTrust Banks Inc.	6	270
Susquehanna Bancshares Inc.	14	194
SVB Financial Group (c)	4	486
Symetra Financial Corp.	8	177
Synovus Financial Corp.	8	227
T. Rowe Price Group Inc.	6	551
TCF Financial Corp.	14	226
TD Ameritrade Holding Corp.	15	541
Tejon Ranch Co. (c)	1	27
Territorial Bancorp Inc. (e)	1	24
Texas Capital Bancshares Inc. (c)	2	131
TFS Financial Corp.	12	185
Tompkins Financial Corp. (e)	1	62
Torchmark Corp.	4	194
TowneBank (e)	1	20
Travelers Cos. Inc.	12	1,234
Tree.com Inc. (c) (e)	—	13
Trico Bancshares	1	32
TrustCo Bank Corp.	7	54
Trustmark Corp.	5	134
U.S. Bancorp	38	1,716
UMB Financial Corp.	3	190
Umpqua Holdings Corp.	14	231
Union Bankshares Corp.	3	73
United Bankshares Inc.	5	186
United Community Banks Inc.	4	75
United Community Financial Corp.	3	17
United Financial Bancorp Inc.	3	46
United Fire Group Inc.	1	36
Universal Insurance Holdings Inc.	4	76
Univest Corp. of Pennsylvania	1	26
Unum Group	7	242
Validus Holdings Ltd.	6	258
Valley National Bancorp (e)	7	68
ViewPoint Financial Group Inc.	3	70
Virtus Investment Partners Inc.	1	102
Voya Financial Inc.	7	282
Waddell & Reed Financial Inc.	4	216
Walker & Dunlop Inc. (c)	1	19
Washington Federal Inc.	9	200
Washington Trust Bancorp Inc.	1	39
Waterstone Financial Inc.	2	24
Webster Financial Corp.	7	235

	Shares/Par (t)	Value
Wells Fargo & Co.	107	5,880
WesBanco Inc.	2	72
West Bancorp Inc.	1	14
Westamerica Bancorp (e)	2	78
Western Alliance Bancorp (c)	5	142
Westwood Holdings Group Inc.	1	49
White Mountains Insurance Group Ltd.	—	163
Willis Group Holdings Plc	6	282
Wilshire Bancorp Inc.	8	81
Wintrust Financial Corp.	4	164
WisdomTree Investments Inc. (e)	7	116
World Acceptance Corp. (c) (e)	1	40
WR Berkley Corp.	7	334
WSFS Financial Corp.	1	47
XL Group Plc	9	321
Yadkin Financial Corp. (c)	1	15
Zions Bancorp	12	350

		92,388

HEALTH CARE - 11.9%
Abbott Laboratories	21	943
AbbVie Inc.	48	3,157
Acadia HealthCare Co. Inc. (c)	3	178
ACADIA Pharmaceuticals Inc. (c) (e)	2	60
Accuray Inc. (c) (e)	1	8
Actavis Plc (c)	4	1,072
Addus HomeCare Corp. (c)	1	27
Aetna Inc.	10	872
Affymetrix Inc. (c) (e)	8	77
Agilent Technologies Inc.	12	495
Agios Pharmaceuticals Inc. (c) (e)	1	80
Air Methods Corp. (c) (e)	4	179
Akorn Inc. (c) (e)	4	159
Albany Molecular Research Inc. (c) (e)	3	41
Alere Inc. (c)	5	191
Alexion Pharmaceuticals Inc. (c)	3	629
Align Technology Inc. (c)	3	173
Alkermes Plc (c)	2	105
Allergan Inc.	5	1,105
Alliance HealthCare Services Inc. (c)	1	15
Allscripts-Misys Healthcare Solutions Inc. (c)	12	150
Almost Family Inc. (c)	1	17
Alnylam Pharmaceuticals Inc. (c)	1	131
Amedisys Inc. (c)	4	106
AmerisourceBergen Corp.	8	695
Amgen Inc.	15	2,434
AMN Healthcare Services Inc. (c)	3	52
Amsurg Corp. (c)	4	232
Analogic Corp.	1	54
AngioDynamics Inc. (c)	3	52
Anika Therapeutics Inc. (c)	1	49
Anthem Inc.	7	863
athenahealth Inc. (c) (e)	1	158
Atrion Corp.	—	21
Auxilium Pharmaceuticals Inc. (c) (e)	2	81
Baxter International Inc.	14	1,004
Becton Dickinson & Co.	4	589
Bio-Rad Laboratories Inc. - Class A (c)	1	173
Bio-Reference Labs Inc. (c) (e)	2	51
Bio-Techne Corp.	2	169
BioDelivery Sciences International Inc. (c) (e)	—	—
Biogen Idec Inc. (c)	5	1,735
BioMarin Pharmaceutical Inc. (c)	2	151
BioScrip Inc. (c)	5	38
BioTelemetry Inc. (c)	—	4
Boston Scientific Corp. (c)	56	738
Bristol-Myers Squibb Co.	22	1,270
Brookdale Senior Living Inc. (c)	6	220

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Bruker Corp. (c)	7	138
Cambrex Corp. (c)	3	61
Cantel Medical Corp.	3	112
Capital Senior Living Corp. (c)	2	43
Cardinal Health Inc.	7	598
CareFusion Corp. (c)	10	599
Celgene Corp. (c)	24	2,725
Centene Corp. (c)	3	302
Cepheid Inc. (c)	1	76
Cerner Corp. (c)	5	327
Charles River Laboratories International Inc. (c)	4	251
Chemed Corp.	1	74
CIGNA Corp.	7	755
Community Health Systems Inc. (c)	12	647
Computer Programs & Systems Inc. (e)	1	45
Conmed Corp.	2	74
Cooper Cos. Inc.	2	266
Corvel Corp. (c)	1	48
Covance Inc. (c)	2	244
Covidien Plc	7	754
CR Bard Inc.	3	425
Cross Country Healthcare Inc. (c)	2	21
CryoLife Inc.	1	14
Cubist Pharmaceuticals Inc. (c)	2	216
Cumberland Pharmaceuticals Inc. (c)	1	5
Cyberonics Inc. (c)	1	78
Cynosure Inc. - Class A (c)	1	31
DaVita HealthCare Partners Inc. (c)	10	776
Dentsply International Inc.	6	295
DepoMed Inc. (c)	4	62
DexCom Inc. (c)	1	73
Edwards Lifesciences Corp. (c)	4	560
Eli Lilly & Co.	20	1,396
Emergent BioSolutions Inc. (c)	2	55
Endo International Plc (c)	3	190
Ensign Group Inc.	2	80
Envision Healthcare Holdings Inc. (c)	6	202
ExacTech Inc. (c)	1	12
ExamWorks Group Inc. (c)	3	107
Express Scripts Holding Co. (c)	15	1,282
Five Star Quality Care Inc. (c)	2	9
Gentiva Health Services Inc. (c)	1	21
Gilead Sciences Inc. (c)	48	4,504
Globus Medical Inc. - Class A (c)	4	101
Greatbatch Inc. (c)	1	69
Haemonetics Corp. (c)	3	103
Halyard Health Inc. (c)	1	55
Hanger Orthopedic Group Inc. (c)	2	50
Harvard Apparatus Regenerative Technology Inc. (c)	—	—
Harvard Bioscience Inc. (c)	—	1
HCA Holdings Inc. (c)	6	451
Health Net Inc. (c)	6	301
HealthSouth Corp.	6	249
Healthways Inc. (c)	2	40
Henry Schein Inc. (c)	3	393
Hill-Rom Holdings Inc.	4	195
HMS Holdings Corp. (c)	4	86
Hologic Inc. (c)	15	404
Hospira Inc. (c)	8	491
Humana Inc.	5	689
ICU Medical Inc. (c)	1	90
Idexx Laboratories Inc. (c)	2	345
Illumina Inc. (c)	3	502
Impax Laboratories Inc. (c)	5	155
Incyte Corp. (c)	4	311
Insys Therapeutics Inc. (c) (e)	1	35
Integra LifeSciences Holdings Corp. (c)	2	100

	Shares/Par (t)	Value
Intuitive Surgical Inc. (c)	1	370
Invacare Corp.	2	35
IPC The Hospitalist Co. Inc. (c)	1	48
Isis Pharmaceuticals Inc. (c) (e)	2	123
Jazz Pharmaceuticals Plc (c)	2	334
Johnson & Johnson	59	6,139
Kindred Healthcare Inc.	5	98
Laboratory Corp. of America Holdings (c)	4	485
Landauer Inc.	—	9
Lannett Co. Inc. (c)	3	137
LHC Group Inc. (c)	1	41
LifePoint Hospitals Inc. (c)	3	201
Ligand Pharmaceuticals Inc. (c) (e)	1	45
Luminex Corp. (c)	1	26
Magellan Health Services Inc. (c)	2	137
Mallinckrodt Plc (c)	4	374
Masimo Corp. (c)	3	78
McKesson Corp.	4	900
MedAssets Inc. (c)	4	87
Medicines Co. (c)	4	101
Medivation Inc. (c)	3	287
MEDNAX Inc. (c)	5	350
Medtronic Inc.	19	1,372
Merck & Co. Inc.	57	3,233
Merge Healthcare Inc. (c)	4	13
Meridian Bioscience Inc.	3	43
Merit Medical Systems Inc. (c)	3	49
Mettler-Toledo International Inc. (c)	1	328
Molina Healthcare Inc. (c)	3	145
Momenta Pharmaceuticals Inc. (c)	1	6
MWI Veterinary Supply Inc. (c)	1	119
Mylan Inc. (c)	11	636
Myriad Genetics Inc. (c) (e)	6	193
National Healthcare Corp. (e)	1	45
National Research Corp. - Class A (e)	1	8
National Research Corp. - Class B	—	4
Natus Medical Inc. (c)	2	80
NPS Pharmaceuticals Inc. (c)	1	44
Omnicare Inc.	4	265
Omnicell Inc. (c)	2	80
Opko Health Inc. (c) (e)	15	146
Orthofix International NV (c)	1	33
Owens & Minor Inc.	4	156
Pacific Biosciences of California Inc. (c)	2	12
Pacira Pharmaceuticals Inc. (c)	1	62
PAREXEL International Corp. (c)	5	305
Patterson Cos. Inc.	4	209
PDI Inc. (c) (e)	1	1
PDL BioPharma Inc. (e)	6	45
PerkinElmer Inc.	7	324
Pernix Therapeutics Holdings (c)	2	15
Perrigo Co. Plc	2	338
Pfizer Inc.	133	4,146
Pharmacyclics Inc. (c) (e)	1	134
PharMerica Corp. (c)	3	53
Providence Services Corp. (c)	1	49
Puma Biotechnology Inc. (c) (e)	1	97
Quality Systems Inc.	3	42
Quest Diagnostics Inc.	10	664
Quidel Corp. (c) (e)	—	12
Quintiles Transnational Holdings Inc. (c)	3	157
RadNet Inc. (c)	2	21
Receptos Inc. (c)	1	73
Regeneron Pharmaceuticals Inc. (c)	2	697
Repligen Corp. (c)	3	55
ResMed Inc. (e)	3	180
Rigel Pharmaceuticals Inc. (c)	6	15
RTI Surgical Inc. (c)	3	14

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Sagent Pharmaceuticals Inc. (c)	1	23
Salix Pharmaceuticals Ltd. (c)	2	234
Sciclone Pharmaceuticals Inc. (c)	6	50
Seattle Genetics Inc. (c) (e)	2	67
Select Medical Holdings Corp.	10	151
Sirona Dental Systems Inc. (c)	2	215
St. Jude Medical Inc.	8	522
STERIS Corp.	3	195
Stryker Corp.	5	427
Sucampo Pharmaceuticals Inc. (c) (e)	1	17
SurModics Inc. (c)	1	18
Symmetry Surgical Inc. (c)	1	6
Taro Pharmaceutical Industries Ltd. (c)	3	375
Team Health Holdings Inc. (c)	5	275
Teleflex Inc.	3	321
Tenet Healthcare Corp. (c)	6	297
Theravance Biopharma Inc. (c) (e)	1	15
Thermo Fisher Scientific Inc.	5	675
Thoratec Corp. (c)	4	128
Tornier BV (c)	3	73
Triple-S Management Corp. - Class B (c)	2	49
United Therapeutics Corp. (c)	4	473
UnitedHealth Group Inc.	27	2,712
Universal American Corp. (c)	6	53
Universal Health Services Inc. - Class B	6	665
US Physical Therapy Inc.	1	35
Utah Medical Products Inc.	—	12
Varian Medical Systems Inc. (c)	3	282
Vascular Solutions Inc. (c)	1	27
VCI Inc. (c)	6	311
Vertex Pharmaceuticals Inc. (c)	4	440
Vical Inc. (c)	—	—
Walgreens Boots Alliance Inc.	13	991
Waters Corp. (c)	2	226
WellCare Health Plans Inc. (c)	3	226
West Pharmaceutical Services Inc.	3	170
Zimmer Holdings Inc.	5	534
Zoetis Inc. - Class A	26	1,129

		82,114

INDUSTRIALS - 13.8%
3M Co.	19	3,086
AAON Inc.	3	75
AAR Corp.	3	87
ABM Industries Inc.	5	130
Acacia Research Corp. (e)	2	30
ACCO Brands Corp. (c)	8	75
Accuride Corp. (c)	1	6
Aceto Corp.	3	66
Actuant Corp. - Class A	5	131
Acuity Brands Inc.	2	317
ADT Corp. (e)	15	558
Advisory Board Co. (c)	1	49
AECOM Technology Corp. (c)	9	281
Aegion Corp. (c)	3	62
AeroVironment Inc. (c)	2	53
AGCO Corp. (e)	7	324
Air Lease Corp. - Class A	7	251
Air Transport Services Group Inc. (c)	5	44
Alamo Group Inc.	1	50
Alaska Air Group Inc.	12	697
Albany International Corp.	2	82
Allegiant Travel Co.	2	239
Alliant Techsystems Inc.	2	256
Allied Motion Technologies Inc. (e)	1	20
Altra Holdings Inc.	2	51
Amerco Inc.	2	491
Ameresco Inc. - Class A (c)	1	4

	Shares/Par (t)	Value
American Airlines Group Inc.	21	1,111
American Railcar Industries Inc. (e)	1	48
American Science & Engineering Inc. (e)	—	16
American Woodmark Corp. (c)	1	40
AMETEK Inc.	8	439
AO Smith Corp.	4	214
Apogee Enterprises Inc.	2	72
Applied Industrial Technologies Inc.	3	124
ARC Document Solutions Inc. (c)	4	44
ArcBest Corp.	2	88
Argan Inc.	1	37
Armstrong World Industries Inc. (c)	4	181
Astec Industries Inc.	2	60
Astronics Corp. (c)	1	60
Astronics Corp. - Class B (c)	—	15
Atlas Air Worldwide Holdings Inc. (c)	2	107
Avery Dennison Corp.	8	428
Avis Budget Group Inc. (c)	11	724
AZZ Inc.	1	70
B/E Aerospace Inc. (c)	3	196
Babcock & Wilcox Co.	10	312
Baltic Trading Ltd.	3	8
Barnes Group Inc.	4	146
Barrett Business Services Inc. (e)	—	11
Beacon Roofing Supply Inc. (c)	4	110
Belden Inc.	2	142
Blount International Inc. (c)	5	82
Boeing Co.	21	2,710
Brady Corp.	3	90
Breeze-Eastern Corp. (c)	—	4
Briggs & Stratton Corp.	3	71
Brink’s Co.	3	74
Builders FirstSource Inc. (c)	5	36
CAI International Inc. (c)	1	17
Carlisle Cos. Inc.	5	418
Casella Waste Systems Inc. - Class A (c)	1	4
Caterpillar Inc.	15	1,389
CBIZ Inc. (c)	4	30
CDI Corp.	1	26
Celadon Group Inc.	2	47
CH Robinson Worldwide Inc.	8	586
Chart Industries Inc. (c)	2	51
Chicago Bridge & Iron Co. NV	4	157
Cintas Corp.	5	370
CIRCOR International Inc.	1	72
Civeo Corp.	8	33
CLARCOR Inc.	3	176
Clean Harbors Inc. (c) (e)	5	251
Colfax Corp. (c) (e)	3	165
Columbus Mckinnon Corp.	2	45
Comfort Systems USA Inc.	3	56
Commercial Vehicle Group Inc. (c)	2	11
Con-Way Inc.	5	268
Copa Holdings SA - Class A	3	291
Copart Inc. (c)	9	336
Corporate Executive Board Co.	2	161
Courier Corp.	1	7
Covanta Holding Corp.	11	252
Covenant Transportation Group Inc. - Class A (c)	1	26
Covisint Corp. (c)	1	3
Crane Co.	3	191
CSX Corp.	35	1,263
Cubic Corp.	2	81
Cummins Inc.	3	484
Curtiss-Wright Corp.	3	241
Danaher Corp.	13	1,139
Deere & Co.	11	955

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Delta Air Lines Inc.	28	1,390
Deluxe Corp.	5	319
DigitalGlobe Inc. (c)	5	148
Donaldson Co. Inc.	11	422
Douglas Dynamics Inc.	2	36
Dover Corp.	8	560
Ducommun Inc. (c)	1	18
Dun & Bradstreet Corp.	2	287
DXP Enterprises Inc. (c)	1	46
Dycom Industries Inc. (c)	4	127
Dynamic Materials Corp.	1	10
Eaton Corp. Plc	6	426
Echo Global Logistics Inc. (c)	1	29
EMCOR Group Inc.	5	201
Emerson Electric Co.	20	1,221
Encore Capital Group Inc. (c) (e)	2	87
Encore Wire Corp.	2	60
Energy Recovery Inc. (c)	1	6
EnerNOC Inc. (c) (e)	2	31
EnerSys Inc.	3	208
Engility Holdings Inc. (c)	1	57
Ennis Inc.	2	31
EnPro Industries Inc. (c)	1	89
Equifax Inc.	5	400
ESCO Technologies Inc.	2	68
Esterline Technologies Corp. (c)	2	220
Exelis Inc.	15	262
Expeditors International of Washington Inc.	5	239
Exponent Inc.	1	70
Fastenal Co.	10	455
Federal Signal Corp.	4	56
FedEx Corp.	9	1,615
Flowserve Corp.	4	247
Fluor Corp.	7	412
Fortune Brands Home & Security Inc.	6	274
Forward Air Corp.	2	99
Franklin Covey Co. (c)	1	12
Franklin Electric Co. Inc.	3	120
FreightCar America Inc. (e)	1	28
FTI Consulting Inc. (c)	3	123
Fuel Tech Inc. (c)	1	5
Furmanite Corp. (c)	2	16
G&K Services Inc. - Class A	1	99
GATX Corp.	3	163
Generac Holdings Inc. (c) (e)	3	151
General Cable Corp.	3	47
General Dynamics Corp.	6	761
General Electric Co.	140	3,549
Genesee & Wyoming Inc. - Class A (c)	3	279
Gibraltar Industries Inc. (c)	2	27
Global Brass & Copper Holdings Inc.	—	1
Global Power Equipment Group Inc.	—	6
Gorman-Rupp Co.	1	45
GP Strategies Corp. (c) (e)	1	48
Graco Inc.	4	286
GrafTech International Ltd. (c)	10	49
Graham Corp.	—	12
Granite Construction Inc.	2	89
Great Lakes Dredge & Dock Corp. (c)	4	37
Greenbrier Cos. Inc. (e)	3	163
Griffon Corp. (e)	4	48
H&E Equipment Services Inc.	2	69
Hardinge Inc.	1	18
Harsco Corp.	8	147
Hawaiian Holdings Inc. (c) (e)	5	128
HD Supply Holdings Inc (c)	13	391
Healthcare Services Group Inc.	1	27
Heartland Express Inc.	9	235

	Shares/Par (t)	Value
HEICO Corp. (e)	2	100
HEICO Corp.	3	123
Heidrick & Struggles International Inc.	1	34
Hertz Global Holdings Inc. (c)	39	961
Hexcel Corp. (c)	6	257
Hill International Inc. (c) (e)	4	15
HNI Corp.	4	186
Honeywell International Inc.	14	1,409
Houston Wire & Cable Co.	1	11
HUB Group Inc. (c)	3	100
Hubbell Inc. - Class A	—	11
Hubbell Inc. - Class B	2	206
Hudson Global Inc. (c)	1	2
Huntington Ingalls Industries Inc.	5	549
Hurco Cos. Inc.	—	11
Huron Consulting Group Inc. (c)	2	140
Hyster-Yale Materials Handling Inc. - Class A	1	59
ICF International Inc. (c)	1	57
IDEX Corp.	5	395
IHS Inc. - Class A (c)	2	230
II-VI Inc. (c)	4	60
Illinois Tool Works Inc.	9	820
Ingersoll-Rand Plc	11	715
InnerWorkings Inc. (c)	1	6
Insperity Inc.	2	62
Insteel Industries Inc.	2	42
Integrated Electrical Services Inc. (c)	—	—
Interface Inc.	3	54
Intersections Inc. (e)	1	2
Iron Mountain Inc.	18	712
ITT Corp.	5	194
Jacobs Engineering Group Inc. (c)	3	156
JB Hunt Transport Services Inc.	5	381
JetBlue Airways Corp. (c) (e)	26	411
John Bean Technologies Corp.	2	59
Joy Global Inc.	8	367
Kaman Corp. (e)	2	83
Kansas City Southern	4	541
KAR Auction Services Inc.	10	347
KBR Inc.	7	127
Kelly Services Inc. - Class A	3	51
Kennametal Inc.	5	170
Kforce Inc.	3	61
Kimball International Inc. - Class B	2	22
Kirby Corp. (c)	4	356
KLX Inc. (c)	1	56
Knight Transportation Inc.	7	225
Knoll Inc.	3	65
Korn/Ferry International (c)	3	85
Kratos Defense & Security Solutions Inc. (c)	6	29
L-3 Communications Holdings Inc.	4	467
Landstar System Inc.	3	199
Layne Christensen Co. (c) (e)	—	5
LB Foster Co.	1	48
Lennox International Inc. (e)	3	278
Lincoln Electric Holdings Inc.	6	394
Lindsay Corp. (e)	—	34
LMI Aerospace Inc. (c)	1	13
Lockheed Martin Corp.	8	1,568
LSI Industries Inc.	1	5
Lydall Inc. (c) (e)	—	1
Manitowoc Co. Inc.	9	207
Manpower Inc.	6	383
Marten Transport Ltd.	2	45
Masco Corp.	13	327
MasTec Inc. (c)	6	129
Matson Inc.	4	125
McGrath RentCorp	2	67

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Meritor Inc. (c)	8	115
Middleby Corp. (c)	4	375
Miller Industries Inc. (e)	1	12
Mistras Group Inc. (c)	2	28
Mobile Mini Inc.	3	138
Moog Inc. (c)	2	185
MRC Global Inc. (c)	7	103
MSA Safety Inc.	2	107
MSC Industrial Direct Co.	3	252
Mueller Industries Inc.	3	115
Mueller Water Products Inc. - Class A	11	112
Multi-Color Corp.	1	67
MYR Group Inc. (c)	2	44
NACCO Industries Inc. - Class A	1	30
National Presto Industries Inc. (e)	—	17
Navigant Consulting Inc. (c)	4	64
Nielsen NV	15	674
NL Industries Inc.	1	8
NN Inc.	1	17
Nordson Corp.	5	406
Norfolk Southern Corp.	9	963
Nortek Inc. (c)	1	67
Northrop Grumman Systems Corp.	5	707
Northwest Pipe Co. (c)	1	30
NOW Inc. (c) (e)	4	99
Old Dominion Freight Line Inc. (c)	7	505
On Assignment Inc. (c)	4	123
Orbital Sciences Corp. (c)	5	135
Orion Marine Group Inc. (c)	2	17
Oshkosh Corp.	5	265
Owens Corning Inc.	7	267
P.A.M. Transportation Services (c)	1	32
PACCAR Inc.	11	716
Pall Corp.	3	273
Park-Ohio Holdings Corp.	1	62
Parker Hannifin Corp.	4	577
Patrick Industries Inc. (c)	2	67
Pentair Plc	8	532
Performant Financial Corp. (c)	4	24
PGT Inc. (c)	3	34
Pitney Bowes Inc.	12	301
Polypore International Inc. (c) (e)	2	104
Powell Industries Inc.	1	34
PowerSecure International Inc. (c)	1	14
Precision Castparts Corp.	2	566
Preformed Line Products Co.	—	10
Primoris Services Corp.	4	93
Proto Labs Inc. (c) (e)	1	43
Quad/Graphics Inc. - Class A	2	34
Quality Distribution Inc. (c)	2	24
Quanex Building Products Corp.	3	53
Quanta Services Inc. (c)	6	157
Raven Industries Inc.	2	61
Raytheon Co.	7	732
RBC Bearings Inc.	1	88
Regal-Beloit Corp.	2	180
Republic Airways Holdings Inc. (c)	3	40
Republic Services Inc. - Class A	18	729
Resources Connection Inc.	3	53
Rexnord Corp. (c)	9	263
Roadrunner Transportation Systems Inc. (c)	3	74
Robert Half International Inc.	6	363
Rockwell Automation Inc.	5	566
Rockwell Collins Inc.	5	441
Rollins Inc.	9	289
Roper Industries Inc.	3	456
RPX Corp. (c)	4	59
RR Donnelley & Sons Co.	19	324

	Shares/Par (t)	Value
Rush Enterprises Inc. - Class A (c)	3	83
Ryder System Inc.	6	542
Saia Inc. (c)	2	113
Sensata Technologies Holding NV (c)	6	294
SIFCO Industries Inc.	—	4
Simpson Manufacturing Co. Inc.	3	116
SkyWest Inc.	2	22
SL Industries Inc. (c)	—	4
Snap-On Inc.	2	320
SolarCity Corp. (c) (e)	2	96
Southwest Airlines Co.	34	1,445
SP Plus Corp. (c)	1	13
Sparton Corp. (c)	—	10
Spirit Aerosystems Holdings Inc. -Class A (c)	7	319
Spirit Airlines Inc. (c)	6	453
SPX Corp.	2	187
Standex International Corp.	1	46
Stanley Black & Decker Inc.	7	699
Steelcase Inc. - Class A	7	120
Stericycle Inc. (c)	3	356
Sun Hydraulics Corp.	2	70
Supreme Industries Inc. - Class A	2	12
Swift Transporation Co. - Class A (c)	9	246
TAL International Group Inc. (e)	3	118
Taser International Inc. (c) (e)	2	61
Team Inc. (c)	1	52
Teledyne Technologies Inc. (c)	3	276
Tennant Co.	1	89
Terex Corp.	7	186
Tetra Tech Inc.	5	136
Textainer Group Holdings Ltd.	3	91
Textron Inc.	15	647
Thermon Group Holdings Inc. (c)	2	49
Timken Co.	6	271
Titan International Inc. (e)	4	37
Toro Co.	3	221
Towers Watson & Co.	3	331
TransDigm Group Inc.	2	432
TRC Cos. Inc. (c)	1	6
Trex Co. Inc. (c)	2	68
TriMas Corp. (c)	3	84
Trinity Industries Inc.	12	349
Triumph Group Inc.	3	228
TrueBlue Inc. (c)	3	62
Tutor Perini Corp. (c)	4	96
Twin Disc Inc.	1	24
Tyco International Plc	11	485
Ultralife Corp. (c)	—	1
UniFirst Corp.	1	158
Union Pacific Corp.	27	3,215
United Continental Holdings Inc. (c)	19	1,271
United Parcel Service Inc. - Class B	21	2,337
United Rentals Inc. (c)	6	593
United Stationers Inc. (e)	3	143
United Technologies Corp.	11	1,299
Universal Forest Products Inc.	1	74
Universal Truckload Services Inc.	1	19
US Ecology Inc. (e)	2	61
USA Truck Inc. (c) (e)	1	18
USG Corp. (c) (e)	7	199
UTi Worldwide Inc. (c)	7	89
Valmont Industries Inc. (e)	2	268
Vectrus Inc. (c)	1	23
Verisk Analytics Inc. (c)	6	412
Veritiv Corp. (c) (e)	—	10
Viad Corp.	1	35
Vicor Corp. (c)	1	17
VSE Corp.	—	26

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Wabash National Corp. (c)	5	63
Wabtec Corp.	3	241
Waste Connections Inc.	9	387
Waste Management Inc.	13	642
Watsco Inc.	2	244
Watts Water Technologies Inc. - Class A	2	115
Werner Enterprises Inc.	6	174
WESCO Aircraft Holdings Inc. (c)	1	10
WESCO International Inc. (c)	3	265
West Corp.	2	80
Woodward Governor Co.	5	225
WW Grainger Inc.	2	583
Xerium Technologies Inc. (c)	—	5
XPO Logistics Inc. (c) (e)	1	37
Xylem Inc.	5	182
YRC Worldwide Inc. (c)	1	12

		95,819

INFORMATION TECHNOLOGY - 18.3%
3D Systems Corp. (c) (e)	3	89
Accenture Plc - Class A	18	1,648
ACI Worldwide Inc. (c)	10	199
Activision Blizzard Inc.	33	672
Actuate Corp. (c)	1	9
Acxiom Corp. (c)	5	101
Adobe Systems Inc. (c)	5	332
ADTRAN Inc.	4	86
Advanced Energy Industries Inc. (c)	2	48
Advanced Micro Devices Inc. (c) (e)	36	97
Advent Software Inc.	5	144
Agilysys Inc. (c) (e)	1	10
Akamai Technologies Inc. (c)	5	303
Alliance Data Systems Corp. (c)	3	777
Alpha & Omega Semiconductor Ltd. (c)	1	10
Altera Corp.	5	199
Amdocs Ltd.	6	296
American Software Inc.	1	11
Amkor Technology Inc. (c)	15	105
Amphenol Corp. - Class A	11	607
Analog Devices Inc.	5	303
Anixter International Inc.	2	180
Ansys Inc. (c)	2	188
AOL Inc. (c)	5	221
Apple Inc.	157	17,307
Applied Materials Inc.	19	481
Arris Group Inc. (c)	12	363
Arrow Electronics Inc. (c)	7	418
Aspen Technology Inc. (c)	5	167
Atmel Corp. (c)	12	97
Audience Inc. (c) (e)	1	3
Autodesk Inc. (c)	3	163
Automatic Data Processing Inc.	12	981
Avago Technologies Ltd.	6	597
AVG Technologies NV (c)	4	72
Avid Technology Inc. (c)	1	20
Avnet Inc.	8	359
AVX Corp.	9	121
Axcelis Technologies Inc. (c)	3	7
Badger Meter Inc.	1	65
Bankrate Inc. (c)	6	74
Bel Fuse Inc. - Class B	1	14
Benchmark Electronics Inc. (c)	2	46
Black Box Corp.	—	5
Blackbaud Inc.	3	126
Blackhawk Network Holdings Inc. - Class B (c)	3	99
Blucora Inc. (c)	4	48
Booz Allen Hamilton Holding Corp. -Class A	8	221
Broadcom Corp. - Class A	9	404

	Shares/Par (t)	Value
Broadridge Financial Solutions Inc.	12	550
Brocade Communications Systems Inc.	30	351
Brooks Automation Inc.	5	63
CA Inc.	26	795
Cabot Microelectronics Corp. (c)	2	74
CACI International Inc. - Class A (c)	2	170
Cadence Design Systems Inc. (c)	15	278
CalAmp Corp. (c) (e)	2	32
Calix Inc. (c)	4	44
Carbonite Inc. (c)	2	35
Cardtronics Inc. (c)	4	142
Cascade Microtech Inc. (c) (e)	1	18
Cass Information Systems Inc.	1	32
CDK Global Inc.	3	142
CDW Corp.	10	364
Ceva Inc. (c)	2	29
Checkpoint Systems Inc. (c)	4	50
Ciber Inc. (c)	5	19
Ciena Corp. (c)	7	133
Cirrus Logic Inc. (c)	3	73
Cisco Systems Inc.	111	3,084
Citrix Systems Inc. (c)	5	297
Clearfield Inc. (c) (e)	1	7
Cognex Corp. (c)	5	191
Cognizant Technology Solutions Corp. - Class A (c)	12	622
Coherent Inc. (c)	1	73
Cohu Inc.	1	18
Communications Systems Inc.	1	14
CommVault Systems Inc. (c)	2	98
Computer Sciences Corp.	13	789
Computer Task Group Inc.	1	7
Comtech Telecommunications Corp.	1	32
Comverse Inc. (c)	1	23
Constant Contact Inc. (c)	2	68
Convergys Corp.	6	130
CoreLogic Inc. (c)	6	190
Corning Inc.	16	372
CoStar Group Inc. (c)	1	165
Cray Inc. (c)	1	48
Cree Inc. (c) (e)	4	121
CSG Systems International Inc.	4	90
CTS Corp.	2	27
Daktronics Inc.	2	24
Datalink Corp. (c) (e)	1	10
Dealertrack Technologies Inc. (c)	3	142
Demand Media Inc. (c)	1	5
Dice Holdings Inc. (c)	5	46
Diebold Inc.	1	32
Digi International Inc. (c) (e)	1	11
Digimarc Corp. (e)	—	5
Digital River Inc. (c)	3	72
Diodes Inc. (c)	4	108
Dolby Laboratories Inc. - Class A	3	148
Dot Hill Systems Corp. (c)	1	4
DSP Group Inc. (c) (e)	1	11
DST Systems Inc.	4	351
DTS Inc. (c)	1	29
EarthLink Holdings Corp.	9	40
eBay Inc. (c)	17	935
EchoStar Corp. - Class A (c)	3	138
Electro Rent Corp.	1	20
Electro Scientific Industries Inc.	—	1
Electronic Arts Inc. (c)	10	460
Electronics for Imaging Inc. (c)	2	91
Ellie Mae Inc. (c) (e)	—	16
EMC Corp.	48	1,438
Emulex Corp. (c)	7	39

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Entegris Inc. (c)	9	113
Entropic Communications Inc. (c) (e)	4	11
Envestnet Inc. (c)	—	13
EPAM Systems Inc. (c)	2	109
EPIQ Systems Inc.	2	42
ePlus Inc. (c)	—	33
Equinix Inc.	1	255
Euronet Worldwide Inc. (c)	3	176
Exar Corp. (c)	3	35
ExlService Holdings Inc. (c)	1	38
F5 Networks Inc. (c)	2	298
Fabrinet (c)	2	31
Facebook Inc. - Class A (c)	43	3,390
FactSet Research Systems Inc. (e)	3	363
Fair Isaac Corp.	3	193
Fairchild Semiconductor International Inc. (c)	10	161
FARO Technologies Inc. (c)	1	48
FEI Co.	1	119
Fidelity National Information Services Inc.	17	1,047
Finisar Corp. (c) (e)	6	125
First Solar Inc. (c)	4	162
Fiserv Inc. (c)	11	798
FleetCor Technologies Inc. (c)	3	444
FLIR Systems Inc.	6	199
FormFactor Inc. (c)	4	32
Forrester Research Inc.	1	45
Fortinet Inc. (c)	5	156
Freescale Semiconductor Ltd. (c) (e)	4	103
Frequency Electronics Inc. (c)	1	11
Gartner Inc. - Class A (c)	3	274
Genpact Ltd. (c)	14	268
Global Cash Access Holdings Inc. (c)	5	37
Global Payments Inc.	7	539
Globalscape Inc.	1	1
Google Inc. - Class A (c)	4	1,951
Google Inc. - Class C (c)	4	1,988
GSI Group Inc. (c)	2	31
GSI Technology Inc. (c)	1	4
GTT Communications Inc. (c)	1	16
Guidewire Software Inc. (c)	2	105
Hackett Group Inc.	3	23
Harmonic Inc. (c)	8	53
Harris Corp.	4	275
Heartland Payment Systems Inc.	2	125
Hewlett-Packard Co.	75	3,008
Higher One Holdings Inc. (c)	3	11
IAC/InterActiveCorp.	5	333
IEC Electronics Corp. (c)	—	2
iGate Corp. (c)	4	148
Imation Corp. (c)	2	7
Infinera Corp. (c) (e)	8	118
Informatica Corp. (c)	3	116
Ingram Micro Inc. - Class A (c)	10	272
Inphi Corp. (c)	—	6
Insight Enterprises Inc. (c)	4	98
Integrated Device Technology Inc. (c)	12	245
Integrated Silicon Solutions Inc.	1	22
Intel Corp.	170	6,165
InterDigital Inc.	3	158
Internap Corp. (c)	3	27
International Business Machines Corp.	28	4,490
International Rectifier Corp. (c)	5	208
Intersil Corp. - Class A	8	116
Intevac Inc. (c) (e)	1	8
IntraLinks Holdings Inc. (c)	6	71
Intuit Inc.	7	683
IPG Photonics Corp. (c) (e)	3	262
Itron Inc. (c)	3	131

	Shares/Par (t)	Value
Ixia (c)	5	57
IXYS Corp.	3	38
j2 Global Inc.	3	188
Jabil Circuit Inc.	16	354
Jack Henry & Associates Inc.	7	419
JDS Uniphase Corp. (c)	13	181
Juniper Networks Inc.	11	248
Kemet Corp. (c)	2	7
Key Tronic Corp. (c)	—	3
Keysight Technologies Inc. (c)	2	76
Kimball Electronics Inc. (c)	2	22
KLA-Tencor Corp.	5	374
Knowles Corp. (c) (e)	3	74
Kopin Corp. (c) (e)	4	13
Kulicke & Soffa Industries Inc. (c)	7	103
KVH Industries Inc. (c)	1	8
Lam Research Corp.	8	617
Lattice Semiconductor Corp. (c)	7	46
Leidos Holdings Inc.	5	212
Lexmark International Inc.	6	229
Limelight Networks Inc. (c)	7	20
Linear Technology Corp.	9	421
LinkedIn Corp. - Class A (c)	2	377
Lionbridge Technologies Inc. (c)	6	34
Littelfuse Inc.	1	111
LoJack Corp. (c)	1	2
M/A-COM Technology Solutions Holdings Inc. (c)	1	34
Magnachip Semiconductor Corp. (c)	2	32
Manhattan Associates Inc. (c)	5	215
Mantech International Corp. - Class A	2	48
Marvell Technology Group Ltd.	13	192
MasterCard Inc. - Class A	30	2,575
Mattson Technology Inc. (c)	—	—
Maxim Integrated Products Inc.	9	277
MAXIMUS Inc.	6	319
MaxLinear Inc. (c)	1	9
Maxwell Technologies Inc. (c) (e)	3	29
Mentor Graphics Corp.	8	168
Mercury Systems Inc. (c)	3	43
Mesa Laboratories Inc. (e)	—	15
Methode Electronics Inc.	3	91
Micrel Inc.	2	22
Microchip Technology Inc. (e)	7	312
Micron Technology Inc. (c)	37	1,305
Microsemi Corp. (c)	6	184
Microsoft Corp.	205	9,520
MKS Instruments Inc.	4	155
MoneyGram International Inc. (c)	2	16
Monolithic Power Systems Inc.	1	66
Monotype Imaging Holdings Inc.	2	51
Monster Worldwide Inc. (c)	6	30
Motorola Solutions Inc.	5	364
MTS Systems Corp.	1	100
Nanometrics Inc. (c)	1	22
National Instruments Corp.	6	199
NCR Corp. (c)	12	352
NeoPhotonics Corp. (c)	1	5
NetApp Inc.	13	531
NetGear Inc. (c)	3	91
NetScout Systems Inc. (c)	2	88
NetSuite Inc. (c) (e)	1	74
NeuStar Inc. - Class A (c) (e)	3	87
Newport Corp. (c)	2	41
NIC Inc.	2	36
Novatel Wireless Inc. (c) (e)	3	8
Nuance Communications Inc. (c)	19	277
Nvidia Corp.	23	470

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Omnivision Technologies Inc. (c)	5	125
ON Semiconductor Corp. (c)	28	286
Oracle Corp.	89	3,989
OSI Systems Inc. (c)	1	90
Palo Alto Networks Inc. (c)	1	155
Park Electrochemical Corp.	1	32
Paychex Inc.	15	674
PC Connection Inc.	2	45
PCM Inc. (c)	1	10
PDF Solutions Inc. (c)	1	12
Pegasystems Inc.	3	58
Perceptron Inc.	1	11
Perficient Inc. (c)	3	47
Pericom Semiconductor Corp. (c)	1	10
Photronics Inc. (c)	2	17
Plantronics Inc.	3	133
Plexus Corp. (c)	3	118
PMC - Sierra Inc. (c)	7	62
Polycom Inc. (c)	5	70
Power Integrations Inc.	1	36
PRG-Schultz International Inc. (c)	1	5
Procera Networks Inc. (c) (e)	1	8
Progress Software Corp. (c)	3	92
PTC Inc. (c)	8	290
QAD Inc. - Class A	1	16
QLogic Corp. (c)	5	67
QUALCOMM Inc.	25	1,885
QuinStreet Inc. (c)	2	10
Rackspace Hosting Inc. (c)	10	463
Rambus Inc. (c)	7	83
RealNetworks Inc. (c)	2	14
RealPage Inc. (c)	1	20
Red Hat Inc. (c)	3	235
Reis Inc.	1	16
RF Micro Devices Inc. (c)	14	239
Richardson Electronics Ltd.	1	6
Rightside Group Ltd. (c)	1	6
Riverbed Technology Inc. (c)	8	166
Rofin-Sinar Technologies Inc. (c)	2	61
Rogers Corp. (c)	1	94
Rosetta Stone Inc. (c)	2	16
Rovi Corp. (c)	7	161
Rudolph Technologies Inc. (c)	2	25
Salesforce.com Inc. (c)	5	318
SanDisk Corp.	5	485
Sanmina Corp. (c)	7	172
Sapient Corp. (c)	9	228
ScanSource Inc. (c)	2	78
Science Applications International Corp.	3	170
SeaChange International Inc. (c)	2	14
Seagate Technology	12	770
Semtech Corp. (c)	1	30
ServiceNow Inc. (c)	1	101
ShoreTel Inc. (c)	4	26
Sigma Designs Inc. (c)	2	18
Silicon Image Inc. (c)	7	38
Silicon Laboratories Inc. (c)	2	109
Skyworks Solutions Inc.	12	867
SolarWinds Inc. (c)	2	100
Solera Holdings Inc.	5	280
Spansion Inc. (c)	3	93
Splunk Inc. (c)	1	83
SS&C Technologies Holdings Inc.	4	258
Stamps.com Inc. (c)	1	36
Stratasys Ltd. (c) (e)	3	251
SunEdison Inc. (c) (e)	14	268
SunPower Corp. (c) (e)	5	139
Super Micro Computer Inc. (c)	3	119

	Shares/Par (t)	Value
support.com Inc. (c)	4	9
Sykes Enterprises Inc. (c)	3	73
Symantec Corp.	34	865
Synaptics Inc. (c)	3	176
Synchronoss Technologies Inc. (c)	2	95
SYNNEX Corp.	3	245
Synopsys Inc. (c)	4	175
Syntel Inc. (c)	6	270
Tableau Software Inc. - Class A (c)	1	76
Take-Two Interactive Software Inc. (c)	10	278
TE Connectivity Ltd.	10	615
Tech Data Corp. (c)	3	207
TechTarget Inc. (c)	1	8
TeleCommunication Systems Inc. - Class A (c)	4	11
TeleNav Inc. (c)	2	14
TeleTech Holdings Inc. (c)	3	77
Teradata Corp. (c)	7	302
Teradyne Inc.	13	263
Tessco Technologies Inc.	1	18
Tessera Technologies Inc.	4	149
Texas Instruments Inc.	27	1,423
TiVo Inc. (c)	2	19
Total System Services Inc.	9	309
Transact Technologies Inc.	—	1
Travelzoo Inc. (c)	—	3
Trimble Navigation Ltd. (c)	7	185
TriQuint Semiconductor Inc. (c)	14	374
TTM Technologies Inc. (c)	5	39
Twitter Inc. (c)	3	102
Tyler Technologies Inc. (c)	2	169
Ubiquiti Networks Inc.	2	53
Ultimate Software Group Inc. (c)	1	179
Ultra Clean Holdings Inc. (c)	2	17
Ultratech Inc. (c)	2	33
Unisys Corp. (c)	3	83
United Online Inc (c)	2	22
Vantiv Inc. - Class A (c)	9	309
VASCO Data Security International Inc. (c) (e)	—	4
Veeco Instruments Inc. (c)	3	98
VeriFone Systems Inc. (c)	6	224
Verint Systems Inc. (c)	3	170
VeriSign Inc. (c) (e)	3	171
ViaSat Inc. (c) (e)	2	119
Viasystems Group Inc. (c)	1	23
Virtusa Corp. (c)	1	48
Visa Inc. - Class A	10	2,609
Vishay Intertechnology Inc.	11	156
Vishay Precision Group Inc. (c)	1	12
VMware Inc. - Class A (c)	1	107
Web.com Group Inc. (c)	1	26
WebMD Health Corp. (c) (e)	1	42
Westell Technologies Inc. (c)	3	5
Western Digital Corp.	10	1,131
Western Union Co.	20	355
WEX Inc. (c)	3	260
Workday Inc. - Class A (c)	1	103
Xcerra Corp. (c)	—	3
Xerox Corp.	58	808
Xilinx Inc.	6	263
XO Group Inc. (c)	2	33
Yahoo! Inc. (c)	12	603
Yelp Inc. - Class A (c)	1	51
Zebra Technologies Corp. - Class A (c)	2	179
Zillow Inc. - Class A (c) (e)	1	78
Zixit Corp. (c)	3	12
Zynga Inc. - Class A (c)	44	117

		126,626

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
MATERIALS - 4.8%
A. Schulman Inc.	2	73
AEP Industries Inc. (c)	1	29
Air Products & Chemicals Inc.	4	577
Airgas Inc.	4	513
Albemarle Corp. (e)	5	327
Alcoa Inc.	48	755
Allegheny Technologies Inc.	7	242
American Vanguard Corp. (e)	2	20
AptarGroup Inc.	4	282
Ashland Inc.	4	432
Axiall Corp.	5	210
Balchem Corp.	2	106
Ball Corp.	6	412
Bemis Co. Inc.	7	331
Berry Plastics Group Inc. (c)	7	224
Boise Cascade Co. (c)	3	93
Cabot Corp.	4	171
Calgon Carbon Corp. (c)	4	73
Carpenter Technology Corp.	4	188
Celanese Corp.	9	525
Century Aluminum Co. (c)	7	167
CF Industries Holdings Inc.	4	1,177
Chemtura Corp. (c) (e)	7	181
Clearwater Paper Corp. (c)	1	100
Cliffs Natural Resources Inc. (e)	10	71
Coeur d’Alene Mines Corp. (c)	4	20
Commercial Metals Co.	9	145
Compass Minerals International Inc.	3	283
Core Molding Technologies Inc. (c)	1	11
Crown Holdings Inc. (c)	6	281
Cytec Industries Inc.	5	243
Deltic Timber Corp.	—	27
Domtar Corp.	4	163
Dow Chemical Co.	31	1,427
E.I. du Pont de Nemours & Co.	18	1,325
Eagle Materials Inc.	3	198
Eastman Chemical Co.	12	895
Ecolab Inc.	5	518
Ferro Corp. (c)	8	109
Flotek Industries Inc. (c) (e)	3	64
FMC Corp.	5	279
Freeport-McMoran Inc. - Class B	37	861
FutureFuel Corp.	3	39
Globe Specialty Metals Inc.	3	55
Graphic Packaging Holding Co. (c)	32	434
Greif Inc. - Class A	1	71
Greif Inc. - Class B (e)	1	26
Hawkins Inc. (e)	1	31
Haynes International Inc.	1	34
HB Fuller Co.	4	162
Headwaters Inc. (c)	4	61
Hecla Mining Co.	14	40
Horsehead Holding Corp. (c) (e)	4	70
Huntsman Corp.	23	528
Innophos Holdings Inc.	1	87
Innospec Inc.	1	58
International Flavors & Fragrances Inc.	3	260
International Paper Co.	14	745
Intrepid Potash Inc. (c) (e)	2	22
Kaiser Aluminum Corp.	1	64
KapStone Paper and Packaging Corp.	9	272
KMG Chemicals Inc.	1	13
Koppers Holdings Inc.	1	33
Kraton Performance Polymers Inc. (c)	2	40
Kronos Worldwide Inc.	3	44
Landec Corp. (c)	2	27

	Shares/Par (t)	Value
Louisiana-Pacific Corp. (c) (e)	11	178
LSB Industries Inc. (c)	2	47
LyondellBasell Industries NV - Class A	14	1,115
Martin Marietta Materials Inc.	2	199
Materion Corp.	2	56
MeadWestvaco Corp.	8	377
Mercer International Inc. (c)	4	46
Minerals Technologies Inc.	3	201
Monsanto Co.	14	1,706
Mosaic Co.	9	401
Myers Industries Inc. (e)	3	53
Neenah Paper Inc.	1	78
NewMarket Corp.	1	338
Newmont Mining Corp.	17	323
Noranda Aluminium Holding Corp.	5	18
Nucor Corp.	16	763
Olin Corp.	6	132
Olympic Steel Inc.	1	10
OM Group Inc.	2	45
Omnova Solutions Inc. (c)	3	27
Owens-Illinois Inc. (c)	14	385
P.H. Glatfelter Co.	3	80
Packaging Corp. of America	5	360
Penford Corp. (c)	1	24
PolyOne Corp.	7	281
PPG Industries Inc.	3	766
Praxair Inc.	8	1,094
Quaker Chemical Corp.	1	66
Reliance Steel & Aluminum Co.	5	290
Resolute Forest Products (c)	6	97
Rock-Tenn Co. - Class A	7	441
Rockwood Holdings Inc.	5	362
Royal Gold Inc.	4	247
RPM International Inc.	5	233
RTI International Metals Inc. (c) (e)	1	30
Schnitzer Steel Industries Inc. - Class A (e)	2	42
Schweitzer-Mauduit International Inc.	2	88
Scotts Miracle-Gro Co. - Class A	6	362
Sealed Air Corp.	8	322
Sensient Technologies Corp.	3	181
Sherwin-Williams Co.	2	634
Sigma-Aldrich Corp.	3	441
Silgan Holdings Inc.	6	304
Sonoco Products Co.	8	353
Southern Copper Corp.	6	156
Steel Dynamics Inc.	17	337
Stepan Co.	1	40
Stillwater Mining Co. (c)	6	90
SunCoke Energy Inc.	5	98
TimkenSteel Corp.	3	110
Trecora Resources (c)	1	16
Tredegar Corp.	—	4
Tronox Ltd. - Class A	4	101
United States Lime & Minerals Inc. (e)	—	22
United States Steel Corp.	9	246
Universal Stainless & Alloy Products Inc. (c)	1	18
US Silica Holdings Inc.	3	82
Valspar Corp.	3	285
Vulcan Materials Co.	5	357
Wausau Paper Corp. (e)	3	33
Westlake Chemical Corp.	3	212
Worthington Industries Inc.	4	111
WR Grace & Co. (c)	3	261
Zep Inc.	2	29

		33,548

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
TELECOMMUNICATION SERVICES - 2.6%
8x8 Inc. (c)	1	6
Alaska Communications Systems Group Inc. (c)	3	5
AT&T Inc.	225	7,574
Atlantic Tele-Network Inc.	1	77
Boingo Wireless Inc. (c)	1	6
CenturyLink Inc.	19	768
Cincinnati Bell Inc. (c)	17	53
Cogent Communications Holdings Inc.	3	101
Consolidated Communications Holdings Inc. (e)	4	102
Frontier Communications Corp. (e)	94	628
General Communication Inc. - Class A (c)	3	47
Hawaiian Telcom Holdco Inc. (c)	—	11
HC2 Holdings Inc. (c)	1	5
IDT Corp. - Class B	2	42
Inteliquent Inc.	3	62
Intelsat SA (c) (e)	2	29
Level 3 Communications Inc. (c)	15	756
Lumos Networks Corp. (e)	2	40
NTELOS Holdings Corp.	1	6
ORBCOMM Inc. (c)	3	23
Premiere Global Services Inc. (c)	3	33
Safeguard Scientifics Inc. (c)	2	36
SBA Communications Corp. (c)	6	611
Shenandoah Telecommunications Co.	2	68
Spok Holdings Inc.	1	19
Sprint Corp. (c) (e)	10	40
T-Mobile US Inc. (c)	6	162
Telephone & Data Systems Inc.	7	186
US Cellular Corp. (c) (e)	1	57
Verizon Communications Inc.	128	6,003
Vonage Holdings Corp. (c)	15	58
Windstream Holdings Inc. (e)	59	483

		18,097

UTILITIES - 3.3%
AES Corp.	18	251
AGL Resources Inc.	3	187
Allete Inc.	3	169
Alliant Energy Corp.	3	195
Ameren Corp.	6	280
American Electric Power Co. Inc.	10	590
American States Water Co.	3	109
American Water Works Co. Inc.	4	237
Aqua America Inc.	12	324
Atmos Energy Corp.	7	374
Avista Corp.	5	165
Black Hills Corp.	3	168
California Water Service Group	3	83
Calpine Corp. (c)	29	638
CenterPoint Energy Inc.	11	247
Chesapeake Utilities Corp.	1	52
Cleco Corp.	4	229
CMS Energy Corp.	8	286
Connecticut Water Services Inc.	1	25
Consolidated Edison Inc.	8	512
Consolidated Water Co. Ltd. (e)	2	20
Delta Natural Gas Co. Inc.	—	2
Dominion Resources Inc.	12	903
DTE Energy Co.	4	388
Duke Energy Corp.	14	1,184
Dynegy Inc. (c)	5	137
Edison International	7	473
El Paso Electric Co.	3	119
Empire District Electric Co. (e)	3	86
Entergy Corp.	5	450
Exelon Corp.	17	647
FirstEnergy Corp.	12	462

	Shares/Par (t)	Value
Genie Energy Ltd. - Class B	2	12
Great Plains Energy Inc.	10	296
Hawaiian Electric Industries Inc. (e)	6	204
IDACORP Inc.	3	225
Integrys Energy Group Inc.	5	409
ITC Holdings Corp.	9	367
Laclede Group Inc.	3	159
MDU Resources Group Inc.	8	197
MGE Energy Inc.	2	113
Middlesex Water Co.	1	27
National Fuel Gas Co.	6	392
New Jersey Resources Corp.	3	176
NextEra Energy Inc.	9	921
NiSource Inc.	9	384
Northeast Utilities	8	451
Northwest Natural Gas Co. (e)	2	95
NorthWestern Corp.	3	146
NRG Energy Inc.	9	239
NRG Yield Inc. - Class A	2	101
OGE Energy Corp.	5	175
ONE Gas Inc.	3	138
Oneok Inc.	10	504
Ormat Technologies Inc. (e)	3	77
Otter Tail Corp. (e)	2	72
Pepco Holdings Inc.	5	140
PG&E Corp.	9	469
Piedmont Natural Gas Co. Inc.	5	214
Pinnacle West Capital Corp.	3	184
PNM Resources Inc.	5	162
Portland General Electric Co.	5	203
PPL Corp.	13	459
Public Service Enterprise Group Inc.	10	422
Questar Corp.	11	282
SCANA Corp.	3	204
Sempra Energy	5	524
SJW Corp.	1	45
South Jersey Industries Inc. (e)	2	132
Southern Co.	18	889
Southwest Gas Corp.	3	203
TECO Energy Inc.	16	324
UGI Corp.	15	568
UIL Holdings Corp.	4	165
Unitil Corp.	1	32
Vectren Corp.	6	262
Westar Energy Inc.	9	362
WGL Holdings Inc.	4	194
Wisconsin Energy Corp.	6	292
Xcel Energy Inc.	14	518
York Water Co.	1	12

		23,133

Total Common Stocks (cost $560,279)		692,589

RIGHTS - 0.0%
Community Health Systems Inc. (c)	8	—
Liberty Broadband Corp. (c)	—	5
Providence Services Corp. (c) (f)	1	—

Total Rights (cost $1)		5

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (c) (e) (f) (p) (q)	1	—

Total Warrants (cost $0)		—

SHORT TERM INVESTMENTS - 3.7%

Investment Companies - 0.4%
JNL Money Market Fund, 0.01% (a) (h)	2,716	2,716

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Securities Lending Collateral - 3.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	22,776	22,776

Total Short Term Investments (cost $25,492)		25,492

Total Investments - 103.5% (cost $585,772)		718,086
Other Assets and Liabilities, Net - (3.5%)		(24,365)

Total Net Assets - 100.0%		$693,721

JNL/Eagle SmallCap Equity Fund

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 17.3%
Belmond Ltd. - Class A (c)	1,629	$20,150
Bright Horizons Family Solutions Inc. (c)	148	6,947
Buffalo Wild Wings Inc. (c)	57	10,337
Chuy’s Holdings Inc. (c)	285	5,597
Cracker Barrel Old Country Store Inc. (e)	25	3,521
Deckers Outdoor Corp. (c)	154	14,035
Genesco Inc. (c)	582	44,613
Grand Canyon Education Inc. (c)	154	7,195
HomeAway Inc. (c)	400	11,909
iRobot Corp. (c) (e)	172	5,978
KB Home (e)	419	6,941
Sotheby’s - Class A	103	4,467
Steven Madden Ltd. (c)	368	11,706
Universal Electronics Inc. (c)	517	33,607
Vince Holding Corp. (c) (e)	263	6,867
Vitamin Shoppe Inc. (c)	641	31,118
WABCO Holdings Inc. (c)	107	11,169

		236,157

CONSUMER STAPLES - 3.9%
Casey’s General Stores Inc.	66	5,989
Natural Grocers by Vitamin Cottage Inc. (c) (e)	511	14,383
The Fresh Market Inc. (c) (e)	91	3,750
United Natural Foods Inc. (c)	148	11,464
WhiteWave Foods Co. - Class A (c)	510	17,856

		53,442

ENERGY - 3.7%
Diamondback Energy Inc. (c)	96	5,712
Geospace Technologies Corp. (c) (e)	285	7,551
Gulfport Energy Corp. (c)	336	14,014
Rice Energy Inc. (c)	700	14,669
RSP Permian Inc. (c)	328	8,244

		50,190

FINANCIALS - 8.1%
Enstar Group Ltd. (c)	54	8,320
Fortress Investment Group LLC - Class A	1,020	8,179
FXCM Inc. - Class A (e)	519	8,605
Geo Group Inc.	443	17,867
Home Loan Servicing Solutions Ltd. (e)	718	14,017
MGIC Investment Corp. (c)	1,272	11,857
PRA Group Inc. (c) (e)	88	5,104
Stifel Financial Corp. (c)	359	18,312
Two Harbors Investment Corp.	570	5,713
UMB Financial Corp.	223	12,715

		110,689

HEALTH CARE - 23.4%
Acadia HealthCare Co. Inc. (c)	100	6,117
Acorda Therapeutics Inc. (c)	436	17,812
Air Methods Corp. (c) (e)	251	11,060
Akebia Therapeutics Inc. (c) (e)	293	3,414

	Shares/Par (t)	Value
Align Technology Inc. (c)	113	6,312
Anacor Pharmaceuticals Inc. (c) (e)	313	10,106
Celladon Corp. (c)	214	4,185
Centene Corp. (c)	279	29,010
Chimerix Inc. (c)	203	8,190
Cooper Cos. Inc.	69	11,257
CTI BioPharma Corp. (c) (e)	2,611	6,163
Cyberonics Inc. (c)	113	6,298
Enanta Pharmaceuticals Inc. (c)	121	6,153
Endologix Inc. (c)	510	7,797
ExamWorks Group Inc. (c)	182	7,568
HMS Holdings Corp. (c) (e)	314	6,642
Isis Pharmaceuticals Inc. (c) (e)	188	11,628
Keryx Biopharmaceuticals Inc. (c) (e)	399	5,648
MedAssets Inc. (c)	612	12,102
Medidata Solutions Inc. (c)	178	8,508
Natus Medical Inc. (c)	284	10,225
NPS Pharmaceuticals Inc. (c)	229	8,190
Ophthotech Corp. (c) (e)	294	13,206
Pacira Pharmaceuticals Inc. (c)	83	7,326
PAREXEL International Corp. (c)	167	9,262
Portola Pharmaceuticals Inc. (c) (e)	211	5,982
Puma Biotechnology Inc. (c) (e)	23	4,299
Receptos Inc. (c)	124	15,141
Seattle Genetics Inc. (c) (e)	167	5,355
Sirona Dental Systems Inc. (c)	153	13,388
Spectranetics Corp. (c)	445	15,383
Team Health Holdings Inc. (c)	255	14,659
Theravance Biopharma Inc. (c) (e)	159	2,371
Thoratec Corp. (c)	223	7,251

		318,008

INDUSTRIALS - 14.4%
Advisory Board Co. (c)	117	5,723
Chart Industries Inc. (c)	141	4,831
Colfax Corp. (c)	286	14,765
EMCOR Group Inc.	191	8,506
Hexcel Corp. (c)	573	23,790
JetBlue Airways Corp. (c) (e)	1,889	29,961
Landstar System Inc.	208	15,089
Northwest Pipe Co. (c)	371	11,179
Paylocity Holding Corp. (c)	252	6,578
PGT Inc. (c)	451	4,346
Proto Labs Inc. (c) (e)	93	6,269
Quality Distribution Inc. (c)	576	6,131
Thermon Group Holdings Inc. (c)	439	10,618
Trex Co. Inc. (c)	409	17,422
Waste Connections Inc.	422	18,567
Woodward Governor Co.	254	12,507

		196,282

INFORMATION TECHNOLOGY - 23.2%
Aruba Networks Inc. (c)	296	5,372
Aspen Technology Inc. (c)	299	10,484
Cavium Inc. (c)	468	28,918
Coherent Inc. (c)	214	12,991
Cornerstone OnDemand Inc. (c) (e)	395	13,895
Demandware Inc. (c)	261	15,034
E2open Inc. (c) (e)	562	5,397
FireEye Inc. (c) (e)	422	13,342
Fortinet Inc. (c)	506	15,502
Guidewire Software Inc. (c)	257	13,000
Imperva Inc. (c) (e)	426	21,049
IPG Photonics Corp. (c) (e)	265	19,840
Kulicke & Soffa Industries Inc. (c)	400	5,790
Manhattan Associates Inc. (c)	159	6,483
Palo Alto Networks Inc. (c)	113	13,886
PTC Inc. (c)	262	9,600

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Qualys Inc. (c)	471	17,787
RF Micro Devices Inc. (c)	591	9,811
Tableau Software Inc. - Class A (c)	117	9,914
Teradyne Inc.	401	7,944
Trulia Inc. (c) (e)	296	13,628
Ultimate Software Group Inc. (c)	95	13,895
Varonis Systems Inc. (c) (e)	209	6,860
Veeco Instruments Inc. (c)	484	16,890
WebMD Health Corp. - Class A (c) (e)	209	8,268

		315,580

MATERIALS - 5.9%
Chemtura Corp. (c) (e)	168	4,151
Huntsman Corp.	728	16,581
Martin Marietta Materials Inc.	117	12,951
Quaker Chemical Corp.	341	31,405
RTI International Metals Inc. (c) (e)	610	15,401

		80,489

Total Common Stocks (cost $1,132,538)		1,360,837

SHORT TERM INVESTMENTS - 10.6%

Securities Lending Collateral - 10.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	144,926	144,926

Total Short Term Investments (cost $144,926)		144,926

Total Investments - 110.5% (cost $1,277,464)		1,505,763
Other Assets and Liabilities, Net - (10.5%)		(142,692)

Total Net Assets - 100.0%		$1,363,071

JNL/Franklin Templeton Global Growth Fund

COMMON STOCKS - 95.0%

BRAZIL - 0.5%
Petroleo Brasileiro SA - ADR (e)	861	$6,529

CANADA - 2.1%
Talisman Energy Inc.	3,276	25,661

CHINA - 2.0%
China Mobile Ltd.	446	5,224
China Shenhua Energy Co. Ltd. - Class H	3,240	9,560
China Telecom Corp. Ltd. - ADR - Class H (e)	146	8,551
Dongfang Electric Corp. Ltd. - Class H	681	1,248

		24,583

DENMARK - 0.5%
FLSmidth & Co. A/S	137	6,023

FRANCE - 8.2%
AXA SA	662	15,251
BNP Paribas	255	15,058
Compagnie Generale des Etablissements Michelin	161	14,576
Credit Agricole SA	976	12,603
Orange SA	282	4,792
Sanofi SA	189	17,222
Technip SA	39	2,339
Total SA	278	14,234
Vivendi SA	198	4,934

		101,009

GERMANY - 6.2%
Commerzbank AG (c)	326	4,277
Deutsche Lufthansa AG	1,093	18,105
Merck KGaA	172	16,192

	Shares/Par (t)	Value
Metro AG (c)	429	13,126
Muenchener Rueckversicherungs AG	31	6,145
SAP AG	99	6,897
Siemens AG	99	11,151

		75,893

HONG KONG - 0.8%
Kunlun Energy Co. Ltd.	10,073	9,506

IRELAND - 1.4%
CRH Plc	644	15,479
CRH Plc	48	1,143

		16,622

ISRAEL - 2.0%
Teva Pharmaceutical Industries Ltd. - ADR	435	25,011

ITALY - 2.1%
ENI SpA	677	11,861
Saipem SpA (c) (e)	95	998
UniCredit SpA	2,008	12,862

		25,721

JAPAN - 2.6%
Konica Minolta Holdings Inc.	744	8,101
Nissan Motor Co. Ltd.	1,358	11,844
Toyota Motor Corp.	188	11,697

		31,642

NETHERLANDS - 5.3%
Akzo Nobel NV (e)	259	17,919
ING Groep NV - CVA (c)	1,124	14,521
Koninklijke Philips Electronics NV	310	8,990
NN Group NV (c)	164	4,890
Qiagen NV (c)	213	4,969
Royal Dutch Shell Plc - Class B	238	8,221
TNT NV	757	5,045

		64,555

PORTUGAL - 0.7%
Galp Energia SGPS SA	880	8,934

RUSSIAN FEDERATION - 0.8%
MMC Norilsk Nickel - ADR	669	9,562
Mobile Telesystems OJSC - ADR	46	329

		9,891

SINGAPORE - 1.8%
DBS Group Holdings Ltd.	666	10,310
Singapore Telecommunications Ltd.	3,809	11,181

		21,491

SOUTH KOREA - 4.5%
KB Financial Group Inc. - ADR (e)	290	9,454
POSCO Inc. - ADR (e)	176	11,246
Samsung Electronics Co. Ltd. - GDR (p)	57	34,448

		55,148

SPAIN - 1.4%
Telefonica SA	1,175	16,873

SWEDEN - 1.7%
Getinge AB - Class B	483	11,005
Telefonaktiebolaget LM Ericsson - Class B	809	9,797

		20,802

SWITZERLAND - 3.6%
Credit Suisse Group AG	518	13,020
Roche Holding AG	73	19,879
Swiss Re AG	129	10,770

		43,669

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
THAILAND - 0.3%
Bangkok Bank PCL - NVDR	555	3,258

TURKEY - 1.2%
Turkcell Iletisim Hizmetleri A/S - ADR (c) (e)	1,013	15,315

UNITED KINGDOM - 10.7%
Aviva Plc	1,602	12,037
BAE Systems Plc	857	6,265
BP Plc	1,407	8,931
GlaxoSmithKline Plc	747	16,018
HSBC Holdings Plc	1,860	17,684
International Consolidated Airlines Group SA (c)	1,389	10,457
Kingfisher Plc	3,180	16,809
Marks & Spencer Group Plc	643	4,760
Noble Corp. Plc (e)	600	9,941
Serco Group Plc (e)	1,256	3,146
Sky Plc	452	6,315
Tesco Plc	3,219	9,384
Vodafone Group Plc	2,750	9,430

		131,177

UNITED STATES OF AMERICA - 34.6%
Actavis Plc (c)	38	9,779
American International Group Inc.	368	20,625
Amgen Inc.	148	23,612
Baker Hughes Inc.	92	5,175
Best Buy Co. Inc.	376	14,655
Capital One Financial Corp.	38	3,126
Chevron Corp.	59	6,578
Cisco Systems Inc.	583	16,203
Citigroup Inc.	487	26,369
Comcast Corp. - Special Class A (e)	471	27,091
CVS Health Corp.	160	15,382
Flextronics International Ltd. (c)	278	3,107
Gilead Sciences Inc. (c)	33	3,145
Hewlett-Packard Co.	511	20,494
JPMorgan Chase & Co.	268	16,773
Medtronic Inc.	323	23,313
Merck & Co. Inc.	206	11,723
Microsoft Corp.	715	33,222
Morgan Stanley	545	21,138
Navistar International Corp. (c)	273	9,136
News Corp. - Class A (c)	347	5,451
Oracle Corp.	123	5,531
Paragon Offshore Plc (e)	112	311
Pfizer Inc.	602	18,756
SunTrust Banks Inc.	358	15,015
Target Corp.	113	8,604
Twenty-First Century Fox Inc. - Class A	396	15,210
United Parcel Service Inc. - Class B	109	12,164
Verizon Communications Inc.	133	6,204
Viacom Inc. - Class B	122	9,163
Walgreens Boots Alliance Inc.	85	6,452
Walt Disney Co.	116	10,972

		424,479

Total Common Stocks (cost $1,056,124)		1,163,792

SHORT TERM INVESTMENTS - 10.3%

Investment Companies - 4.9%
JNL Money Market Fund, 0.01% (a) (h)	59,972	59,972

	Shares/Par (t)	Value
Securities Lending Collateral - 5.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	66,194	66,194

Total Short Term Investments (cost $126,166)		126,166

Total Investments - 105.3% (cost $1,182,290)		1,289,958
Other Assets and Liabilities, Net - (5.3%)		(64,346)

Total Net Assets - 100.0%		$1,225,612

JNL/Franklin Templeton Global Multisector Bond Fund

CORPORATE BONDS AND NOTES - 16.5%

AUSTRALIA - 0.1%
Barminco Finance Pty Ltd., 9.00%, 06/01/18 (e) (r)	$1,300	$1,183
FMG Resources August 2006 Pty Ltd.
6.00%, 04/01/17 (e) (r)	400	383
6.88%, 02/01/18 (e) (r)	844	766

		2,332

CANADA - 0.8%
1011778 BC Unltd. Liability Corp., 6.00%, 04/01/22 (r)	2,500	2,563
B2Gold Corp., 3.25%, 10/01/18 (v)	11,440	10,017
First Quantum Minerals Ltd.
6.75%, 02/15/20 (r)	1,318	1,193
7.00%, 02/15/21 (r)	1,318	1,186
Valeant Pharmaceuticals International Inc., 7.50%, 07/15/21 (r)	600	648

		15,607

CHILE - 0.0%
VTR Finance BV, 6.88%, 01/15/24 (r)	900	918

FRANCE - 0.1%
CGG SA, 6.88%, 01/15/22 (e)	1,000	760
Cie Generale de Geophysique - Veritas, 6.50%, 06/01/21	1,900	1,444
Compagnie Generale de Geophysique SA, 7.75%, 05/15/17 (e)	33	28

		2,232

GERMANY - 0.3%
Faenza GmbH, 8.25%, 08/15/21 (r), EUR	1,500	1,951
Unitymedia Hessen GmbH & Co. KG, 5.75%, 01/15/23 (r), EUR	800	1,047
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	3,000	3,098

		6,096

INDIA - 0.0%
Novelis Inc., 8.38%, 12/15/17	200	207

ITALY - 0.2%
Wind Acquisition Finance SA
4.75%, 07/15/20 (r)	700	655
7.38%, 04/23/21 (r)	3,000	2,831

		3,486

JAMAICA - 0.2%
Digicel Group Ltd.
8.25%, 09/30/20 (r)	600	582
7.13%, 04/01/22 (r)	800	744
Digicel Ltd., 6.00%, 04/15/21 (e) (r)	2,100	1,963

		3,289

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
LUXEMBOURG - 0.3%
CHC Helicopter SA, 9.25%, 10/15/20	2,790	2,720
INEOS Group Holdings SA
6.50%, 08/15/18 (e) (r), EUR	1,000	1,188
5.75%, 02/15/19 (r), EUR	800	930
Intelsat Jackson Holdings SA, 5.50%, 08/01/23	1,600	1,590

		6,428

NETHERLANDS - 0.3%
InterGen NV, 7.00%, 06/30/23 (r)	3,000	2,850
UPC Holding BV, 6.75%, 03/15/23 (r), EUR	700	924
UPCB Finance VI Ltd., 6.88%, 01/15/22 (r)	1,600	1,740

		5,514

RUSSIAN FEDERATION - 0.5%
Alfa Bank OJSC Via Alfa Bond Issuance Plc
7.88%, 09/25/17 (r)	4,800	4,467
7.75%, 04/28/21 (r)	5,750	4,866

		9,333

SOUTH AFRICA - 0.6%
Edcon Holdings Pty Ltd., 13.38%, 06/30/19 (r), EUR	12,600	5,336
Edcon Pty Ltd.
9.50%, 03/01/18 (e) (r)	1,650	1,287
9.50%, 03/01/18 (e) (r), EUR	7,150	6,792

		13,415

SOUTH KOREA - 4.7%
Korea Monetary Stabilization Bond
0.00%, 01/13/15 (j), KRW	12,371,700	11,248
2.13%, 10/08/15, KRW	8,591,400	7,819
2.90%, 12/02/15, KRW	14,356,500	13,156
2.80%, 04/02/16, KRW	33,731,020	30,953
2.79%, 06/02/16, KRW	5,063,000	4,651
2.46%, 08/02/16, KRW	16,064,100	14,694
2.22%, 10/02/16, KRW	6,297,100	5,741
2.07%, 12/02/16, KRW	9,779,000	8,891

		97,153

SPAIN - 0.2%
Abengoa Finance SAU
8.88%, 11/01/17 (r)	1,600	1,520
7.75%, 02/01/20 (e) (r)	1,500	1,324
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22 (r)	1,100	1,125

		3,969

SWEDEN - 0.1%
Stena AB, 7.00%, 02/01/24 (e) (r)	2,500	2,287
Stena International SA, 5.75%, 03/01/24 (r)	900	846

		3,133

UNITED KINGDOM - 0.5%
Algeco Scotsman Global Finance Plc, 8.50%, 10/15/18 (e) (r)	1,100	1,062
Lynx II Corp., 6.38%, 04/15/23 (r)	2,200	2,304
New Look Bondco I Plc, 8.75%, 05/14/18 (r), GBP	1,100	1,798
Royal Bank of Scotland Group Plc
6.93%, 04/09/18, EUR	600	836
6.13%, 12/15/22	600	653
5.13%, 05/28/24	1,300	1,322
Virgin Media Finance Plc, 6.38%, 10/15/24 (r), GBP	500	838
Virgin Media Secured Finance Plc, 5.50%, 01/15/25 (r)	1,000	1,033

		9,846

	Shares/Par (t)	Value
UNITED STATES OF AMERICA - 7.6%
Ally Financial Inc.
8.00%, 12/31/18	500	568
7.50%, 09/15/20	900	1,055
5.13%, 09/30/24	2,100	2,131
Amsurg Corp., 5.63%, 07/15/22 (r)	1,300	1,332
Antero Resources Finance Corp., 5.38%, 11/01/21	2,500	2,419
ArcelorMittal, 6.00%, 03/01/21 (l)	2,500	2,600
BMC Software Finance Inc., 8.13%, 07/15/21 (r)	2,500	2,350
Caesars Entertainment Operating Co. Inc.
11.25%, 06/01/17	600	440
9.00%, 02/15/20 (e)	1,100	814
California Resources Corp.
5.50%, 09/15/21 (r)	1,000	855
6.00%, 11/15/24 (r)	1,000	845
Calpine Corp.
6.00%, 01/15/22 (r)	200	213
7.88%, 01/15/23 (r)	1,402	1,546
7.88%, 01/15/23 (p)	90	99
5.88%, 01/15/24 (r)	900	959
5.75%, 01/15/25 (e)	2,000	2,025
CCO Holdings LLC
8.13%, 04/30/20	600	632
5.25%, 09/30/22	1,400	1,396
CCOH Safari LLC, 5.75%, 12/01/24	1,500	1,517
Cemex Finance LLC, 6.00%, 04/01/24 (r)	2,500	2,437
Chaparral Energy Inc.
8.25%, 09/01/21	1,500	1,020
7.63%, 11/15/22	1,400	917
Chesapeake Energy Corp.
6.63%, 08/15/20	1,000	1,062
6.13%, 02/15/21	1,500	1,575
CIT Group Inc.
6.63%, 04/01/18 (r)	500	543
5.38%, 05/15/20	100	106
5.00%, 08/15/22	1,000	1,027
5.00%, 08/01/23	1,000	1,027
Citigroup Inc., 6.30%, (callable at 100 beginning 05/15/24) (m)	2,400	2,364
Clayton Williams Energy Inc., 7.75%, 04/01/19	1,800	1,530
Clear Channel Communications Inc.
9.00%, 03/01/21	1,600	1,568
9.00%, 09/15/22 (e) (r)	1,800	1,764
Clear Channel Worldwide Holdings Inc.
7.63%, 03/15/20	300	316
6.50%, 11/15/22	1,000	1,030
Community Health Systems Inc.
8.00%, 11/15/19	500	534
7.13%, 07/15/20	1,300	1,386
Consol Energy Inc., 6.38%, 03/01/21	700	700
CONSOL Energy Inc., 5.88%, 04/15/22 (r)	1,600	1,488
Crown Castle International Corp., 5.25%, 01/15/23	2,700	2,754
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	2,700	2,862
5.13%, 07/15/24	400	408
Del Monte Corp., 7.63%, 02/15/19	1,039	1,021
DISH DBS Corp.
5.88%, 07/15/22	900	923
5.00%, 03/15/23	700	677
E*TRADE Financial Corp., 6.38%, 11/15/19	2,200	2,332
Echostar DBS Corp., 7.13%, 02/01/16	400	421
Energy Transfer Equity LP, 5.88%, 01/15/24	3,000	3,045
Energy Transfer Partners LP, 7.50%, 10/15/20	400	444

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (e)	600	390
7.75%, 06/15/19	1,200	714
Equinix Inc., 5.38%, 04/01/23	3,000	3,000
First Data Corp.
8.25%, 01/15/21 (r)	600	642
11.25%, 01/15/21	130	148
12.63%, 01/15/21	2,200	2,612
Ford Motor Credit Co. LLC, 5.88%, 08/02/21	400	463
Frontier Communications Corp.
8.50%, 04/15/20	100	112
8.75%, 04/15/22	1,400	1,564
7.13%, 01/15/23	1,000	1,017
7.63%, 04/15/24	100	103
7.88%, 01/15/27	100	100
Gannett Co. Inc.
5.13%, 07/15/20 (e)	2,600	2,652
5.50%, 09/15/24 (r)	800	802
Goodyear Tire & Rubber Co., 6.50%, 03/01/21	2,500	2,650
Halcon Resources Corp.
9.75%, 07/15/20	900	675
8.88%, 05/15/21 (e)	1,600	1,204
9.25%, 02/15/22 (e)	600	443
HCA Holdings Inc., 7.75%, 05/15/21	500	534
HCA Inc.
7.50%, 02/15/22	1,400	1,599
5.88%, 03/15/22	1,800	1,971
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	1,800	1,926
inVentiv Health Inc., 9.00%, 01/15/18 (r)	300	306
Jaguar Holding Co. I, 9.38%, 10/15/17 (r) (y)	3,100	3,168
Jarden Corp., 6.13%, 11/15/22	400	418
JBS USA LLC
8.25%, 02/01/20 (r)	1,100	1,158
7.25%, 06/01/21 (r)	700	721
5.88%, 07/15/24 (r)	1,700	1,670
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	2,000	1,957
6.00% (callable at 100 beginning 08/01/23)(m)	1,900	1,876
Linn Energy LLC
6.25%, 11/01/19	500	423
7.75%, 02/01/21	1,200	1,011
6.50%, 09/15/21 (e)	1,300	1,053
MGM Resorts International
7.50%, 06/01/16	500	528
7.75%, 03/15/22 (e)	2,000	2,215
6.00%, 03/15/23	500	503
Midstates Petroleum Co. Inc., 9.25%, 06/01/21 (e)	2,200	1,100
Navistar International Corp., 8.25%, 11/01/21 (e)	2,500	2,466
Novelis Inc., 8.75%, 12/15/20	1,300	1,378
Offshore Group Investment Ltd.
7.50%, 11/01/19	2,100	1,564
7.13%, 04/01/23	100	71
PBF Holding Co. LLC, 8.25%, 02/15/20	2,500	2,512
Penn Virginia Corp., 8.50%, 05/01/20	800	640
Pinnacle Entertainment Inc.
8.75%, 05/15/20	400	421
6.38%, 08/01/21	100	103
7.75%, 04/01/22	1,600	1,664
PVR Partners LP, 6.50%, 05/15/21	2,200	2,222
Quicksilver Resources Inc., 9.13%, 08/15/19 (e)	1,500	375
Regency Energy Partners LP
5.88%, 03/01/22	2,000	1,995
5.00%, 10/01/22	700	662

	Shares/Par (t)	Value
Reynolds Group Issuer Inc.
9.00%, 04/15/19	3,300	3,415
9.88%, 08/15/19	300	318
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	2,000	1,965
6.25%, 03/15/22	900	914
5.63%, 04/15/23	800	782
Samson Investment Co., 9.75%, 02/15/20	3,000	1,243
Sirius XM Radio Inc., 6.00%, 07/15/24 (r)	1,700	1,742
SLM Corp.
8.45%, 06/15/18	1,400	1,561
5.50%, 01/15/19	900	920
4.88%, 06/17/19	800	802
Sprint Corp., 7.13%, 06/15/24	600	558
Sprint Nextel Corp.
9.00%, 11/15/18 (r)	1,300	1,479
7.00%, 03/01/20 (r)	100	108
6.00%, 11/15/22	1,600	1,472
Sun Merger Sub Inc., 5.88%, 08/01/21 (e) (r)	500	510
T-Mobile USA Inc.
6.54%, 04/28/20	1,600	1,652
6.13%, 01/15/22	200	203
6.50%, 01/15/24	400	410
6.38%, 03/01/25	1,600	1,626
Tenet Healthcare Corp.
5.00%, 03/01/19 (r)	800	801
5.50%, 03/01/19 (e) (r)	1,400	1,431
8.13%, 04/01/22	1,400	1,564
Terex Corp., 6.00%, 05/15/21	2,100	2,142
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (d) (r)	1,600	1,132
TransDigm Inc.
6.00%, 07/15/22	1,000	997
6.50%, 07/15/24	500	503
Univision Communications Inc.
6.88%, 05/15/19 (r)	500	521
6.75%, 09/15/22 (r)	1,085	1,161
5.13%, 05/15/23 (r)	1,000	1,010
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (r)	1,800	1,881
5.63%, 12/01/21 (r)	200	202
Visant Corp., 10.00%, 10/01/17	1,200	1,050

		156,653

Total Corporate Bonds and Notes (cost $369,710)		339,611

GOVERNMENT AND AGENCY OBLIGATIONS - 57.0%

BRAZIL - 4.4%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 08/15/18 - 08/15/24 (s), BRL	35,780	33,575
Brazil Letras do Tesouro Nacional, 0.00%, 10/01/15 - 01/01/18 (j), BRL	138,600	42,681
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/19 - 01/01/23, BRL	42,060	14,296

		90,552

CANADA - 0.5%
Canada Government Bond
1.00%, 02/01/15, CAD	9,169	7,892
1.50%, 08/01/15, CAD	1,470	1,269

		9,161

ECUADOR - 0.5%
Ecuador Government International Bond, 7.95%, 06/20/24 (r)	12,480	10,670

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
GHANA - 1.9%
Ghana Government Bond
14.99%, 02/23/15 (i), GHS	5,520	1,694
24.00%, 05/25/15 (i), GHS	17,482	5,422
21.00%, 10/26/15 (i), GHS	33,913	10,274
16.90%, 03/07/16 (i), GHS	780	228
19.24%, 05/30/16 (i), GHS	5,475	1,608
23.00%, 02/13/17 - 08/21/17) (i), GHS	11,278	3,535
25.48%, 04/24/17 (i), GHS	410	134
24.44%, 05/29/17 (i), GHS	5,490	1,765
26.00%, 06/05/17 (i), GHS	1,750	578
25.40%, 07/31/17 (i), GHS	2,770	933
19.04%, 09/24/18 (i), GHS	27,610	7,813
Republic of Ghana, 7.88%, 08/07/23 (r)	4,950	4,579

		38,563

HUNGARY - 7.8%
Hungary Government Bond
7.75%, 08/24/15, HUF	42,700	170
5.50%, 12/22/16 - 06/24/25, HUF	8,629,190	37,218
6.75%, 02/24/17 - 11/24/17, HUF	2,213,590	9,452
4.00%, 04/25/18, HUF	666,900	2,636
6.50%, 06/24/19, HUF	1,284,430	5,610
7.50%, 11/12/20, HUF	2,576,490	12,029
7.00%, 06/24/22, HUF	6,064,170	28,463
Hungary Government International Bond
4.38%, 07/04/17 (p), EUR	5,000	6,484
5.75%, 06/11/18 (p), EUR	5,500	7,587
5.38%, 02/21/23	27,100	29,200
6.00%, 11/24/23 (e), HUF	4,659,800	21,109

		159,958

ICELAND - 0.2%
Iceland Government International Bond, 5.88%, 05/11/22 (r)	2,800	3,138

INDIA - 2.0%
India Government Bond
7.28%, 06/03/19, INR	15,800	244
7.80%, 05/03/20, INR	407,300	6,382
8.12%, 12/10/20, INR	305,900	4,857
8.35%, 05/14/22, INR	120,200	1,940
7.16%, 05/20/23, INR	75,600	1,124
8.83%, 11/25/23, INR	1,020,400	17,016
8.28%, 09/21/27, INR	123,100	1,993
8.60%, 06/02/28, INR	422,400	7,087

		40,643

IRELAND - 4.5%
Ireland Government Bond
5.90%, 10/18/19, EUR	1,007	1,532
4.50%, 04/18/20, EUR	1,176	1,715
5.00%, 10/18/20, EUR	5,846	8,851
5.40%, 03/13/25, EUR	48,111	80,215

		92,313

KENYA - 0.5%
Kenya Government International Bond, 6.88%, 06/24/24 (r)	10,710	11,219

LATVIA - 0.2%
Republic of Latvia
5.25%, 02/22/17 (e) (r)	2,000	2,148
5.25%, 06/16/21 (r)	2,500	2,800

		4,948

LITHUANIA - 0.2%
Lithuania Government International Bond, 6.13%, 03/09/21 (r)	4,040	4,699

	Shares/Par (t)	Value
MALAYSIA - 2.0%
Malaysia Government Bond
3.74%, 02/27/15, MYR	56,875	16,275
3.84%, 08/12/15, MYR	47,115	13,506
4.72%, 09/30/15, MYR	25,658	7,398
3.20%, 10/15/15, MYR	13,890	3,961

		41,140

MEXICO - 3.7%
Mexico Bonos
6.00%, 06/18/15, MXN	313,458	21,528
8.00%, 12/17/15, MXN	222,925	15,777
6.25%, 06/16/16, MXN	508,950	35,786
7.25%, 12/15/16, MXN	19,370	1,400
Mexico Government Inflation Indexed Bond
5.00%, 06/16/16 (n), MXN	6,950	501
3.50%, 12/14/17 (n), MXN	7,276	526
4.00%, 06/13/19 (n), MXN	5,074	375
2.50%, 12/10/20 (n), MXN	4,031	280

		76,173

PHILIPPINES - 0.5%
Philippine Government Bond
7.00%, 01/27/16, PHP	2,100	49
1.63%, 04/25/16, PHP	460,670	10,189
9.13%, 09/04/16, PHP	1,120	28

		10,266

POLAND - 3.5%
Poland Government Bond
5.50%, 04/25/15, PLN	3,333	953
0.00%, 07/25/15 - 07/25/16 (j), PLN	192,559	53,553
6.25%, 10/24/15, PLN	1,664	486
5.00%, 04/25/16, PLN	13,220	3,886
4.75%, 10/25/16, PLN	45,065	13,388

		72,266

PORTUGAL - 2.5%
Portugal Government International Bond, 5.13%, 10/15/24 (r)	47,970	50,393
Portugal Obrigacoes do Tesouro OT
4.95%, 10/25/23 (p), EUR	322	460
5.65%, 02/15/24 (p), EUR	805	1,205

		52,058

SERBIA - 3.9%
Republic of Serbia
10.00%, 03/01/15, RSD	104,000	1,040
4.88%, 02/25/20 (r)	4,280	4,273
7.25%, 09/28/21 (r)	14,790	16,566
Serbia Treasury Bond, 10.00%, 04/27/15 - 09/11/21, RSD	5,980,000	59,160

		81,039

SINGAPORE - 0.0%
Singapore Government Bond, 1.13%, 04/01/16, SGD	350	266

SLOVENIA - 1.1%
Slovenia Government International Bond
5.50%, 10/26/22 (r)	9,006	9,985
5.85%, 05/10/23 (r)	11,615	13,133

		23,118

SOUTH KOREA - 7.2%
Korea Monetary Stabilization Bond
2.74%, 02/02/15, KRW	22,958,390	20,899
2.47%, 04/02/15, KRW	31,819,150	28,977
2.76%, 06/02/15, KRW	3,545,700	3,235

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
2.80%, 08/02/15, KRW	43,504,640	39,741
Korea Treasury Bond
4.50%, 03/10/15, KRW	256,400	234
3.25%, 06/10/15, KRW	1,946,700	1,780
4.00%, 09/10/15 - 03/10/16, KRW	1,861,100	1,720
2.75%, 12/10/15 - 06/10/16, KRW	51,166,740	46,907
3.00%, 12/10/16, KRW	6,342,000	5,867

		149,360

SRI LANKA - 0.6%
Sri Lanka Government Bond
11.00%, 09/01/15, LKR	30,100	238
8.50%, 11/01/15 - 07/15/18, LKR	402,780	3,194
8.00%, 06/01/16 - 11/15/18, LKR	522,290	4,048
5.80%, 01/15/17 - 07/15/17, LKR	268,300	1,992
7.50%, 08/15/18, LKR	18,260	140
10.60%, 07/01/19 - 09/15/19, LKR	71,290	613
9.00%, 05/01/21, LKR	296,620	2,447
11.20%, 07/01/22, LKR	14,160	128

		12,800

SWEDEN - 1.3%
Sweden Government Bond, 4.50%, 08/12/15, SEK	204,810	26,967

UKRAINE - 2.4%
Financing of Infrastructural Projects State Enterprise, 8.38%, 11/03/17 (r)	100	60
Ukraine Government International Bond
6.25%, 06/17/16 (r)	580	376
6.58%, 11/21/16 (r)	696	432
9.25%, 07/24/17 (e) (r)	17,880	10,907
6.75%, 11/14/17 (e) (r)	7,360	4,554
7.75%, 09/23/20 (r)	1,357	814
7.95%, 02/23/21 (e) (r)	9,700	5,917
7.80%, 11/28/22 (r)	21,300	12,993
7.50%, 04/17/23 (e) (r)	22,130	13,057

		49,110

URUGUAY - 5.6%
Uruguay Government International Inflation Indexed Bond
5.00%, 09/14/18 (n), UYU	37,938	1,591
4.25%, 04/05/27 (n), UYU	68,649	2,782
4.38%, 12/15/28 - 12/15/28 (n), UYU	682,134	28,151
4.00%, 07/10/30 (n), UYU	27,610	1,085
3.70%, 06/26/37 (n), UYU	9,636	358
Uruguay Inflation Indexed Letras De Regulacion Monetaria En UI, 0.00%, 03/26/15 (j) (n), UYU	5,980	243
Uruguay Inflation Indexed Notas del Tesoro
4.00%, 06/14/15 - 05/25/25 (n), UYU	316,604	12,788
2.75%, 06/16/16 (n), UYU	91,554	3,624
4.25%, 01/05/17 (n), UYU	72,907	2,963
2.25%, 08/23/17 (n), UYU	991,558	38,394
3.25%, 01/27/19 (n), UYU	270	10
2.50%, 09/27/22 (n), UYU	57,951	2,058
Uruguay Notas del Tesoro
10.50%, 03/21/15, UYU	152,454	6,208
10.25%, 08/22/15, UYU	137,428	5,568
9.50%, 01/27/16, UYU	193,083	7,933
11.00%, 03/21/17, UYU	35,150	1,359

		115,115
Total Government and Agency Obligations (cost $1,258,069)		1,175,542

	Shares/Par (t)	Value
COMMON STOCKS - 0.0%

UNITED KINGDOM - 0.0%
CEVA Holdings LLC (c) (f)	—	278

Total Common Stocks (cost $466)		278

PREFERRED STOCKS - 0.0%

UNITED KINGDOM - 0.0%
CEVA Holdings LLC (f) (v)	—	16
CEVA Holdings LLC (f) (v)	1	602

Total Preferred Stocks (cost $1,030)		618

SHORT TERM INVESTMENTS - 26.0%

Investment Companies - 6.5%
JNL Money Market Fund, 0.01% (a) (h)	134,062	134,062

Securities Lending Collateral - 3.9%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	80,502	80,502

Treasury Securities - 15.6%
Bank Negara Malaysia Monetary Note
0.91%, 01/08/15, MYR	14,845	4,243
0.90%, 01/20/15, MYR	25,425	7,259
0.92%, 01/22/15, MYR	12,350	3,526
0.80%, 01/29/15, MYR	4,315	1,231
0.96%, 02/10/15, MYR	5,220	1,487
0.86%, 02/17/15, MYR	28,040	7,984
0.85%, 03/03/15, MYR	120,570	34,293
0.95%, 03/05/15, MYR	20	6
0.81%, 03/12/15, MYR	3,560	1,012
0.92%, 03/24/15, MYR	3,210	911
0.90%, 04/07/15, MYR	2,160	612
0.81%, 04/16/15, MYR	5,410	1,532
0.93%, 04/23/15, MYR	19,290	5,461
0.82%, 04/28/15, MYR	45,000	12,733
0.83%, 05/05/15, MYR	60	17
0.87%, 05/19/15, MYR	11,030	3,115
0.95%, 05/28/15, MYR	16,500	4,655
0.94%, 06/04/15, MYR	6,020	1,697
0.86%, 07/16/15, MYR	25,420	7,138
0.86%, 08/04/15, MYR	1,230	345
0.88%, 08/11/15, MYR	98,830	27,682
0.89%, 08/18/15, MYR	1,150	322
0.93%, 09/08/15, MYR	3,760	1,050
0.89%, 09/22/15, MYR	3,190	890
0.89%, 10/01/15, MYR	25,780	7,185
0.91%, 10/27/15, MYR	1,850	514
0.91%, 11/03/15, MYR	3,740	1,039
Canada Treasury Bill
0.75%, 02/12/15, CAD	11,514	9,900
0.75%, 03/12/15, CAD	4,720	4,056
0.77%, 04/23/15, CAD	1,345	1,154
Mexico Cetes
0.20%, 03/19/15, MXN	9,985	6,724
0.20%, 04/01/15, MXN	27,667	18,613
0.20%, 04/16/15, MXN	7,769	5,220
0.20%, 05/28/15, MXN	2,977	1,993
0.20%, 06/11/15, MXN	20,114	13,450
0.20%, 06/25/15, MXN	7,929	5,294
0.20%, 07/23/15, MXN	2,574	1,715
0.21%, 09/17/15, MXN	2,759	1,829
0.21%, 10/01/15, MXN	4,697	3,110
0.21%, 11/12/15, MXN	2,478	1,634
0.22%, 12/10/15, MXN	5,115	3,364
Monetary Authority of Singapore
0.23%, 01/02/15, SGD	6,330	4,779
0.21%, 01/09/15, SGD	8,080	6,099

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
0.23%, 01/20/15, SGD	940	709
0.26%, 01/30/15, SGD	26,290	19,840
0.32%, 02/13/15, SGD	570	430
0.34%, 02/23/15, SGD	17,837	13,451
0.84%, 03/27/15, SGD	31,900	24,044
Monetary Regulation Bill
0.52%, 06/05/15, UYU	600	23
0.51%, 07/10/15, UYU	4,620	177
Philippine Treasury Bill
0.03%, 05/06/15, PHP	630	14
0.03%, 06/03/15, PHP	950	21
0.03%, 07/08/15, PHP	4,440	97
0.03%, 09/02/15, PHP	36,270	793
0.03%, 10/07/15, PHP	2,320	51
0.03%, 11/04/15, PHP	720	16
0.03%, 12/02/15, PHP	1,790	39
Serbia Treasury Bill
0.08%, 06/25/15, RSD	69,450	668
0.08%, 07/24/15, RSD	326,640	3,120
Uruguay Treasury Bill
0.42%, 03/26/15, UYU	61,594	2,454
0.56%, 05/04/15, UYU	46,723	1,836
0.34%, 05/14/15, UYU	55,575	2,174
0.38%, 07/02/15, UYU	20,958	805
0.49%, 08/20/15, UYU	448,321	16,931
0.50%, 10/08/15, UYU	10,510	390
0.51%, 10/23/15, UYU	750	28
0.48%, 11/26/15, UYU	14,930	545
0.49%, 01/14/16, UYU	87,975	3,157
0.50%, 04/21/16, UYU	37,335	1,294
0.49%, 06/09/16, UYU	670	23
0.47%, 07/28/16, UYU	60,861	2,037
0.48%, 09/15/16, UYU	7,590	252
0.48%, 11/03/16, UYU	8,940	292

		322,584

Total Short Term Investments (cost $555,859)		537,148

Total Investments - 99.5% (cost $2,185,134)		2,053,197
Other Assets and Liabilities, Net - 0.5%		11,259

Total Net Assets - 100.0%		$2,064,456

JNL/Franklin Templeton Income Fund

COMMON STOCKS - 49.0%

CONSUMER DISCRETIONARY - 3.4%
Dex Media Inc. (c) (e)	21	$191
Fiat Chrysler Automobiles NV (c) (e)	50	5,375
Ford Motor Co.	800	12,400
General Motors Co.	704	24,580
Las Vegas Sands Corp.	100	5,816
Target Corp.	587	44,536

		92,898

CONSUMER STAPLES - 0.7%
PepsiCo Inc.	187	17,673

ENERGY - 7.6%
BP Plc - ADR	1,081	41,189
Canadian Oil Sands Ltd.	563	5,053
Chevron Corp.	279	31,253
Devon Energy Corp.	115	7,039
ENI SpA	280	4,908
Exxon Mobil Corp.	163	15,032
Halliburton Co.	100	3,933
HollyFrontier Corp.	165	6,173

	Shares/Par (t)	Value
Occidental Petroleum Corp.	75	6,046
Royal Dutch Shell Plc - ADR	700	46,865
Schlumberger Ltd.	100	8,541
Spectra Energy Corp.	300	10,905
Total SA - ADR	262	13,409
Williams Cos. Inc.	144	6,467

		206,813

FINANCIALS - 3.0%
Bank of America Corp.	241	4,315
Commonwealth Bank of Australia	82	5,683
HSBC Holdings Plc	750	7,087
JPMorgan Chase & Co.	286	17,873
MetLife Inc.	288	15,567
Royal Bank of Canada	113	7,784
Wells Fargo & Co.	400	21,928

		80,237

HEALTH CARE - 3.9%
Eli Lilly & Co.	130	8,976
Johnson & Johnson	150	15,685
Merck & Co. Inc.	422	23,954
Pfizer Inc.	1,198	37,321
Roche Holding AG	34	9,293
Sanofi SA - ADR	250	11,403

		106,632

INDUSTRIALS - 4.3%
Boeing Co.	85	11,061
CEVA Holdings LLC (c) (f)	2	1,429
Deere & Co.	146	12,881
General Electric Co.	1,443	36,457
Lockheed Martin Corp.	91	17,505
Raytheon Co.	100	10,817
Republic Services Inc. - Class A	294	11,849
United Technologies Corp.	25	2,875
Waste Management Inc.	245	12,584

		117,458

INFORMATION TECHNOLOGY - 4.3%
Apple Inc.	214	23,566
Cisco Systems Inc.	561	15,610
First Data Holdings Inc. (c) (f) (p) (q)	1,706	7,255
Intel Corp.	753	27,315
Microsoft Corp.	465	21,609
Texas Instruments Inc.	252	13,446
Xilinx Inc.	166	7,165

		115,966

MATERIALS - 7.1%
Agrium Inc. (e)	135	12,787
Barrick Gold Corp.	337	3,621
BASF SE	100	8,388
BHP Billiton Plc	1,045	22,396
Dow Chemical Co.	775	35,325
E.I. du Pont de Nemours & Co.	353	26,108
Freeport-McMoran Inc. - Class B	500	11,680
Goldcorp Inc.	345	6,388
LyondellBasell Industries NV - Class A	200	15,878
Mosaic Co.	200	9,130
Rio Tinto Plc - ADR (e)	904	41,624

		193,325

TELECOMMUNICATION SERVICES - 2.6%
AT&T Inc.	946	31,773
CenturyLink Inc.	150	5,937
Telstra Corp. Ltd.	900	4,369
Verizon Communications Inc.	468	21,884
Vodafone Group Plc	1,636	5,610

		69,573

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
UTILITIES - 12.1%
AGL Resources Inc.	100	5,451
American Electric Power Co. Inc.	200	12,144
Dominion Resources Inc.	300	23,085
Duke Energy Corp.	471	39,381
Dynegy Inc. (c)	413	12,521
Entergy Corp.	200	17,496
Exelon Corp.	1,138	42,193
FirstEnergy Corp.	250	9,748
HK Electric Investments Ltd. (r)	1,878	1,240
NextEra Energy Inc.	233	24,790
PG&E Corp.	680	36,193
Pinnacle West Capital Corp.	100	6,831
PPL Corp.	404	14,666
Public Service Enterprise Group Inc.	300	12,423
Sempra Energy	117	13,063
Southern Co.	783	38,432
TECO Energy Inc.	200	4,098
Xcel Energy Inc.	350	12,572

		326,327

Total Common Stocks (cost $1,167,889)		1,326,902

EQUITY LINKED STRUCTURED NOTES - 3.4%

CONSUMER DISCRETIONARY - 0.5%
Morgan Stanley Equity Linked Note (Ford Motor Co.) (r)	800	12,601

CONSUMER STAPLES - 0.3%
Citigroup Inc. Equity Linked Note (Whole Foods Market Inc.) (r)	185	8,197

ENERGY - 1.0%
Barclays Bank Plc Equity Linked Note (Anadarko Petroleum Corp.) (r)	75	6,364
Citigroup Inc. Equity Linked Note (Cabot Oil & Gas Corp.) (r)	245	7,292
Credit Suisse AG Equity Linked Note (Baker Hughes Inc.) (r)	80	4,325
JPMorgan Chase & Co. Equity Linked Note (Andarko Petroleum Corp.) (r)	110	9,084

		27,065

FINANCIALS - 0.5%
Goldman Sachs Group Inc. Equity Linked Note (Bank of America Corp.) (r)	828	14,703

INFORMATION TECHNOLOGY - 0.9%
Merrill Lynch International & Co. Equity Linked Note (Freescale Semiconductor, Inc.) (r)	360	8,143
Merrill Lynch International & Co. Equity Linked Note (Intel Corp.) (r)	410	14,849

		22,992

MATERIALS - 0.2%
Wells Fargo & Co. Equity Linked Note (Freeport-McMoRan Inc.) (r)	250	6,202

Total Equity Linked Structured Notes (cost $96,277)		91,760

PREFERRED STOCKS - 2.8%

ENERGY - 0.5%
Chesapeake Energy Corp., 5.75% (m) (r) (v)	5	4,607
Halcon Resources Corp., 5.75% (m) (v)	5	2,000
Sanchez Energy Corp., 4.88% (m) (v)	50	1,413
Sanchez Energy Corp., 6.50% (m) (v)	80	2,714
SandRidge Energy Inc., 7.00% (m) (v)	50	2,756

		13,490

	Shares/Par (t)	Value
FINANCIALS - 1.2%
Bank of America Corp., 7.25% - Series L (m) (v)	12	13,804
Federal Home Loan Mortgage Corp., 8.38%, (callable at 25 beginning 12/31/17) - Series Z (c) (d) (m)	186	733
Federal National Mortgage Association, 5.38%, (callable at 105,000 beginning 02/23/15) (c) (d) (m) (v)	—	613
Federal National Mortgage Association, 6.75%, (callable at 25 beginning 02/23/15) - Series Q (c) (d) (m)	92	275
Federal National Mortgage Association, 7.63%, (callable at 25 beginning 02/23/15) - Series R (c) (d) (m)	143	486
Federal National Mortgage Association, 8.25%, (callable at 25 beginning 12/31/15) - Series S (c) (d) (e) (i) (m)	65	251
FelCor Lodging Trust Inc., 1.95% - Series A (m) (v)	60	1,532
Morgan Stanley, 6.38%, (callable at 25 beginning 10/15/24) (m)	125	3,164
Wells Fargo & Co., 7.50% - Series L (m) (v)	10	12,150

		33,008

INDUSTRIALS - 0.1%
CEVA Holdings LLC (f)	—	50
CEVA Holdings LLC (f)	2	1,355

		1,405

MATERIALS - 0.6%
Alcoa Inc., 5.38% (e)	300	15,135
ArcelorMittal, 6.00% (e) (v)	120	2,076

		17,211

UTILITIES - 0.4%
Dominion Resources Inc., 6.13% (e) (v)	37	2,190
Dominion Resources Inc., 6.00% (v)	37	2,194
Dominion Resources Inc., 6.38% - Class A	70	3,615
NextEra Energy Inc., 5.89% (v)	48	3,200

		11,199

Total Preferred Stocks (cost $90,227)		76,313

WARRANTS - 0.0%
Dynegy Inc. (c)	33	133

Total Warrants (cost $769)		133

CORPORATE BONDS AND NOTES - 39.9%

CONSUMER DISCRETIONARY - 7.1%
1011778 BC Unltd. Liability Corp., 6.00%, 04/01/22 (r)	$5,000	5,125
24 Hour Holdings III LLC, 8.00%, 06/01/22 (e) (r)	6,100	4,880
Academy Ltd., 9.25%, 08/01/19 (e) (r)	1,800	1,890
Altice SA, 7.75%, 05/15/22 (r)	1,500	1,503
Cablevision Systems Corp.
8.63%, 09/15/17	1,000	1,113
7.75%, 04/15/18 (e)	3,000	3,300
CBS Outdoor Americas Capital LLC
5.25%, 02/15/22 (r)	200	202
5.63%, 02/15/24 (r)	200	201
CCO Holdings LLC
7.38%, 06/01/20	3,500	3,710
6.50%, 04/30/21	3,000	3,150
5.75%, 01/15/24	5,000	5,050

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Chrysler Group LLC
8.00%, 06/15/19	6,000	6,307
8.25%, 06/15/21	7,400	8,195
Clear Channel Communications Inc.
9.00%, 12/15/19 (e)	2,356	2,321
12.00%, 02/01/21 (e) (y)	1,122	915
9.00%, 03/01/21	16,000	15,680
9.00%, 09/15/22 (e) (r)	7,300	7,154
Clear Channel Worldwide Holdings Inc., 7.63%, 03/15/20	4,375	4,605
CSC Holdings LLC, 6.75%, 11/15/21	5,400	5,967
Cumulus Media Holdings Inc., 7.75%, 05/01/19 (e)	2,500	2,525
DISH DBS Corp.
5.00%, 03/15/23	4,000	3,870
5.88%, 11/15/24 (r)	5,500	5,527
Dollar General Corp., 3.25%, 04/15/23 (e)	4,250	3,869
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	1,100	1,166
6.50%, 03/01/21	6,300	6,678
HD Supply Inc., 5.25%, 12/15/21 (r)	3,500	3,561
IHeartCommunications Inc. Term Loan, 6.92%, 01/30/19 (i)	20,000	18,814
KB Home
7.00%, 12/15/21	5,300	5,575
7.50%, 09/15/22 (e)	2,000	2,120
MGM Resorts International
10.00%, 11/01/16	3,000	3,338
8.63%, 02/01/19	2,200	2,494
5.25%, 03/31/20	2,500	2,481
6.75%, 10/01/20	800	840
Nielsen Finance LLC, 5.00%, 04/15/22 (r)	6,100	6,130
Numericable Group SA, 6.00%, 05/15/22 (r)	6,000	6,033
Regal Entertainment Group, 5.75%, 03/15/22	6,000	5,730
Shea Homes LP, 8.63%, 05/15/19	3,900	4,095
Sirius XM Radio Inc., 6.00%, 07/15/24 (r)	4,900	5,022
SuperMedia Inc. Term Loan, 11.60%, 03/31/19 (i)	188	150
Univision Communications Inc.
6.88%, 05/15/19 (r)	5,000	5,206
5.13%, 05/15/23 (r)	5,000	5,050
Visant Corp., 10.00%, 10/01/17	4,700	4,112
Volkswagen International Finance NV, 5.50%, 11/09/15 (r) (v), EUR	5,000	6,692

		192,346

CONSUMER STAPLES - 1.8%
Albertsons Holdings LLC, 7.75%, 10/15/22 (r)	2,500	2,563
Alliance One International Inc., 9.88%, 07/15/21 (e)	5,000	4,462
Cott Beverages Inc., 6.75%, 01/01/20 (r)	3,400	3,400
JBS USA LLC
8.25%, 02/01/20 (r)	1,700	1,789
7.25%, 06/01/21 (r)	3,700	3,811
7.25%, 06/01/21 (r)	3,500	3,605
5.88%, 07/15/24 (r)	8,500	8,351
Reynolds Group Issuer Inc.
7.88%, 08/15/19	1,400	1,475
9.88%, 08/15/19	4,100	4,346
5.75%, 10/15/20	1,900	1,948
8.25%, 02/15/21 (k)	600	615
U.S. Foods Inc., 8.50%, 06/30/19	2,500	2,650
U.S. Foods Inc. Term Loan, 4.50%, 03/31/19 (i)	4,925	4,887
WhiteWave Foods Co., 5.38%, 10/01/22	4,500	4,635

		48,537

	Shares/Par (t)	Value
ENERGY - 9.5%
Alpha Natural Resources Inc.
7.50%, 08/01/20 (e) (r)	2,300	1,449
6.25%, 06/01/21	3,200	896
American Energy - Woodford LLC, 9.00%, 09/15/22 (r)	5,000	3,200
American Energy Permian Holdings LLC, 8.00%, 05/01/22 (r) (y)	1,500	1,275
Antero Resources Finance Corp., 5.38%, 11/01/21	1,800	1,742
Arch Coal Inc.
7.00%, 06/15/19	2,500	738
7.25%, 06/15/21	7,800	2,272
Bill Barrett Corp.
7.63%, 10/01/19 (e)	1,000	910
7.00%, 10/15/22 (e)	5,000	4,025
BreitBurn Energy Partners LP, 7.88%, 04/15/22	4,000	3,090
California Resources Corp.
5.50%, 09/15/21 (r)	4,200	3,591
6.00%, 11/15/24 (e) (r)	2,500	2,113
CGG SA, 6.88%, 01/15/22 (e)	5,000	3,800
Chesapeake Energy Corp.
6.50%, 08/15/17 (e)	4,000	4,260
7.25%, 12/15/18	5,000	5,475
5.75%, 03/15/23	3,500	3,605
Cie Generale de Geophysique - Veritas, 6.50%, 06/01/21 (e)	3,200	2,432
Cobalt International Energy Inc., 3.13%, 05/15/24 (e) (v)	20,000	13,437
Consol Energy Inc., 8.25%, 04/01/20	1,600	1,660
CONSOL Energy Inc., 5.88%, 04/15/22 (r)	8,100	7,533
Denbury Resources Inc.
5.50%, 05/01/22	4,800	4,392
4.63%, 07/15/23	5,000	4,337
Drillships Financing Holding Inc. Term Loan B-1, 6.00%, 03/31/21 (i)	7,443	5,801
El Paso LLC, 7.75%, 01/15/32	1,000	1,230
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (e)	4,000	2,600
7.75%, 06/15/19	3,250	1,934
6.88%, 03/15/24 (e) (r)	8,400	4,536
EnQuest Plc, 7.00%, 04/15/22 (r)	6,200	3,844
EP Energy LLC, 9.38%, 05/01/20	5,000	5,050
EXCO Resources Inc., 7.50%, 09/15/18	3,500	2,675
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20 (i)	7,500	5,447
Gibson Energy Inc., 6.75%, 07/15/21 (r)	4,000	3,990
Halcon Resources Corp.
9.75%, 07/15/20	4,500	3,375
9.25%, 02/15/22 (e)	2,900	2,139
Hercules Offshore Inc., 6.75%, 04/01/22 (e) (r)	2,500	1,075
Kinder Morgan Inc.
5.00%, 02/15/21 (r)	1,600	1,665
5.63%, 11/15/23 (e) (r)	3,300	3,532
Linn Energy LLC, 8.63%, 04/15/20	3,300	2,871
Magnum Hunter Resources Corp., 9.75%, 05/15/20	2,500	1,975
Memorial Production Partners LP, 6.88%, 08/01/22 (r)	5,000	3,800
Midstates Petroleum Co. Inc.
10.75%, 10/01/20 (e)	2,000	1,060
9.25%, 06/01/21 (e)	1,500	750
NGL Energy Partners LP
5.13%, 07/15/19 (r)	2,100	2,016
6.88%, 10/15/21 (e) (r)	10,000	9,850
NGPL PipeCo LLC, 7.12%, 12/15/17 (e) (r)	5,000	4,912

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
NGPL PipeCo LLC Term Loan, 6.75%, 09/15/17 (i)	4,792	4,642
Niska Gas Storage Canada ULC, 6.50%, 04/01/19 (e) (r)	2,500	1,881
Ocean Rig UDW Inc., 7.25%, 04/01/19 (r)	2,500	1,750
Offshore Group Investment Ltd., 7.50%, 11/01/19 (e)	3,000	2,235
Paragon Offshore Ltd., 7.25%, 08/15/24 (e) (r)	5,000	3,000
Peabody Energy Corp., 6.25%, 11/15/21 (e)	3,000	2,565
Penn Virginia Corp., 8.50%, 05/01/20 (e)	2,500	2,000
PetroQuest Energy Inc., 10.00%, 09/01/17	5,000	4,375
Quicksilver Resources Inc. 2nd Lien Term Loan, 7.00%, 06/12/19 (i)	10,000	7,520
Regency Energy Partners LP, 5.88%, 03/01/22	600	599
Rex Energy Corp., 6.25%, 08/01/22 (r)	5,000	3,725
Rice Energy Inc., 6.25%, 05/01/22 (e) (r)	2,000	1,860
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	7,500	7,369
6.25%, 03/15/22	7,500	7,612
5.75%, 05/15/24	4,300	4,219
Sabine Pass LNG LP
7.50%, 11/30/16	2,500	2,600
6.50%, 11/01/20	2,500	2,525
Samson Investment Co., 9.75%, 02/15/20	4,400	1,823
Sanchez Energy Corp.
7.75%, 06/15/21 (e)	5,500	5,115
6.13%, 01/15/23 (r)	3,100	2,604
SandRidge Energy Inc.
8.75%, 01/15/20	2,000	1,350
7.50%, 03/15/21 (e)	4,400	2,816
7.50%, 02/15/23 (e)	1,800	1,134
Stone Energy Corp., 7.50%, 11/15/22	1,500	1,290
Transocean Inc., 6.50%, 11/15/20 (e)	2,500	2,371
Ultra Petroleum Corp., 6.13%, 10/01/24 (r)	5,800	4,988
W&T Offshore Inc., 8.50%, 06/15/19	8,000	5,240
Walter Energy Inc.
9.50%, 10/15/19 (e) (r)	2,500	1,900
9.88%, 12/15/20	3,850	770
Walter Energy Inc. Term Loan, 7.25%, 04/01/18 (i)	10,000	7,728
Williams Cos. Inc., 3.70%, 01/15/23	4,500	4,041

		256,006

FINANCIALS - 4.2%
Abengoa Finance SAU, 8.88%, 11/01/17 (r)	3,200	3,040
Bank of America Corp., 8.13%, (callable at 100 beginning 05/15/18) (m)	1,000	1,079
CIT Group Inc., 5.00%, 08/01/23	2,000	2,055
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (m)	6,500	6,338
5.95% (callable at 100 beginning 01/30/23) (m)	7,000	6,895
6.30% (callable at 100 beginning 05/15/24) (m)	10,600	10,441
International Lease Finance Corp.
8.75%, 03/15/17 (k)	2,000	2,215
8.88%, 09/01/17	4,700	5,299
iStar Financial Inc., 5.00%, 07/01/19	6,000	5,820
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	12,000	11,741
5.15% (callable at 100 beginning 05/01/23) (m)	2,000	1,884
6.10% (callable at 100 beginning 10/01/24) (m)	10,000	9,975
7.90% (callable at 100 beginning 04/30/18) (m)	11,500	12,377

	Shares/Par (t)	Value
Morgan Stanley, 5.50%, 01/26/20 (e)	5,000	5,626
NRG Yield Operating LLC, 5.38%, 08/15/24 (r)	3,300	3,350
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (r)	5,000	5,100
7.25%, 12/15/21 (r)	5,000	5,125
Royal Bank of Scotland Group Plc, 5.13%, 05/28/24	5,200	5,289
Stena AB, 7.00%, 02/01/24 (e) (r)	900	824
Stena International SA, 5.75%, 03/01/24 (r)	5,800	5,452
Wells Fargo & Co., 5.90%, (callable at 100 beginning 06/15/24) (m)	4,700	4,735

		114,660

HEALTH CARE - 3.2%
Alere Inc.
7.25%, 07/01/18	3,800	3,952
6.50%, 06/15/20	3,300	3,317
Amsurg Corp., 5.63%, 07/15/22 (r)	2,800	2,870
Community Health Systems Inc.
5.13%, 08/01/21	800	830
6.88%, 02/01/22	2,000	2,119
DaVita HealthCare Partners Inc., 5.13%, 07/15/24	3,600	3,672
HCA Inc.
6.50%, 02/15/20	4,300	4,818
7.50%, 02/15/22	4,100	4,684
4.75%, 05/01/23	2,500	2,544
5.88%, 05/01/23	7,500	7,903
5.00%, 03/15/24	7,000	7,192
5.25%, 04/15/25 (e)	3,000	3,135
Tenet Healthcare Corp.
5.00%, 03/01/19 (r)	1,300	1,302
5.50%, 03/01/19 (r)	4,500	4,601
8.00%, 08/01/20	3,404	3,591
4.38%, 10/01/21	9,500	9,429
8.13%, 04/01/22	9,800	10,951
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (r)	3,600	3,762
7.50%, 07/15/21 (r)	3,900	4,212
5.63%, 12/01/21 (r)	2,100	2,116

		87,000

INDUSTRIALS - 2.7%
Abengoa Greenfield SA, 6.50%, 10/01/19 (r)	5,000	4,275
ADT Corp., 4.13%, 06/15/23 (e)	2,200	1,991
Algeco Scotsman Global Finance Plc, 8.50%, 10/15/18 (e) (r)	2,500	2,413
Belden Inc., 5.50%, 09/01/22 (r)	5,000	4,963
Bombardier Inc.
6.00%, 10/15/22 (r)	5,000	5,050
6.13%, 01/15/23 (e) (r)	5,600	5,712
BWAY Holding Co., 9.13%, 08/15/21 (r)	5,000	5,000
CEVA Group Plc Term Loan
6.50%, 03/12/21 (i)	1,961	1,823
6.50%, 03/12/21 (i)	1,355	1,260
CEVA Logisitics Term Loan
6.50%, 03/18/21 (i)	245	228
6.50%, 03/18/21 (i)	1,421	1,322
CHC Helicopter SA, 9.25%, 10/15/20	3,150	3,071
Dynacast International LLC, 9.25%, 07/15/19	3,500	3,754
Hertz Corp., 6.75%, 04/15/19	1,100	1,133
Jaguar Holding Co. I, 9.38%, 10/15/17 (r) (y)	3,100	3,168
Laureate Education Inc., 9.25%, 09/01/19 (e) (r)	2,500	2,575
Navistar International Corp., 8.25%, 11/01/21 (e)	4,700	4,635
Navistar International Corp. Term Loan B, 5.75%, 08/15/17 (i)	2,488	2,469

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
TransDigm Inc.
6.00%, 07/15/22	2,700	2,693
6.50%, 07/15/24	2,700	2,714
United Rentals North America Inc.
8.38%, 09/15/20 (e)	6,600	7,078
5.75%, 11/15/24	5,500	5,665

		72,992

INFORMATION TECHNOLOGY - 2.7%
BMC Software Finance Inc., 8.13%, 07/15/21 (r)	6,000	5,640
Boxer Parent Co. Inc., 9.00%, 10/15/19 (r) (y)	2,000	1,700
CDW LLC, 8.50%, 04/01/19 (e)	2,996	3,157
First Data Corp.
8.25%, 01/15/21 (r)	15,914	17,028
12.63%, 01/15/21	11,000	13,063
8.75%, 01/15/22 (r) (y)	3,198	3,438
First Data Corp. Extended Term Loan, 3.67%, 03/24/18 (i)	9,123	8,935
Freescale Semiconductor Inc.
8.05%, 02/01/20 (e)	3,487	3,679
10.75%, 08/01/20	7,786	8,506
Infor US Inc., 9.38%, 04/01/19	1,600	1,712
SRA International Inc., 11.00%, 10/01/19 (e)	900	956
SRA International Inc. Term Loan, 6.50%, 07/07/18 (i)	3,735	3,725

		71,539

MATERIALS - 2.2%
AngloGold Ashanti Holdings Plc, 8.50%, 07/30/20 (e)	2,000	2,100
Ardagh Packaging Finance Plc
6.25%, 01/31/19 (r)	1,400	1,369
6.75%, 01/31/21 (e) (r)	1,500	1,493
6.00%, 06/30/21 (e) (r)	5,000	4,775
Cemex Finance LLC
9.38%, 10/12/22 (r)	1,800	2,007
6.00%, 04/01/24 (r)	3,000	2,925
Cemex SAB de CV
9.00%, 01/11/18 (r)	1,288	1,327
3.75%, 03/15/18 (v)	1,525	1,839
5.88%, 03/25/19 (e) (r)	2,000	2,030
7.25%, 01/15/21 (r)	6,000	6,285
Consolidated Minerals Ltd., 8.00%, 05/15/20 (e) (r)	2,000	1,489
First Quantum Minerals Ltd.
6.75%, 02/15/20 (r)	2,070	1,873
7.00%, 02/15/21 (r)	2,070	1,863
7.25%, 05/15/22 (r)	4,000	3,600
FMG Resources August 2006 Pty Ltd.
6.88%, 02/01/18 (e) (r)	1,111	1,008
8.25%, 11/01/19 (e) (r)	2,750	2,502
HudBay Minerals Inc.
9.50%, 10/01/20	3,000	2,910
9.50%, 10/01/20 (r)	5,000	4,850
Ineos Finance Plc, 8.38%, 02/15/19 (r)	1,700	1,806
INEOS Group Holdings SA
5.75%, 02/15/19 (r), EUR	2,800	3,253
5.88%, 02/15/19 (e) (r)	1,900	1,800
Kerling Plc, 10.63%, 02/01/17 (e) (r), EUR	3,600	4,401
Molycorp Inc., 10.00%, 06/01/20 (e)	5,000	2,775

		60,280

TELECOMMUNICATION SERVICES - 4.4%
CenturyLink Inc., 6.75%, 12/01/23 (e)	800	876
CommScope Holding Co. Inc., 6.63%, 06/01/20 (r) (y)	2,200	2,266
CommScope Inc., 5.50%, 06/15/24 (r)	5,000	4,925

	Shares/Par (t)	Value
Frontier Communications Corp.
8.50%, 04/15/20	900	1,004
9.25%, 07/01/21	3,000	3,465
7.13%, 01/15/23	2,200	2,239
Inmarsat Finance Plc, 4.88%, 05/15/22 (r)	5,000	4,950
Intelsat Jackson Holdings SA, 5.50%, 08/01/23 (e)	6,000	5,963
Sprint Corp.
7.88%, 09/15/23	9,400	9,280
7.13%, 06/15/24	5,500	5,115
Sprint Nextel Corp.
9.13%, 03/01/17	3,300	3,630
8.38%, 08/15/17	90	97
9.00%, 11/15/18 (r)	7,500	8,530
7.00%, 08/15/20 (e)	5,000	5,000
11.50%, 11/15/21	7,500	9,019
T-Mobile USA Inc.
6.54%, 04/28/20	6,700	6,918
6.00%, 03/01/23	10,000	10,025
6.63%, 04/01/23	7,500	7,680
Telecom Italia SpA, 5.30%, 05/30/24 (r)	5,000	5,063
Verizon Communications Inc.
5.15%, 09/15/23	3,400	3,754
6.55%, 09/15/43	3,700	4,740
Virgin Media Secured Finance Plc, 5.50%, 01/15/25 (e) (r)	9,000	9,292
Wind Acquisition Finance SA, 7.38%, 04/23/21 (r)	5,000	4,719

		118,550

UTILITIES - 2.1%
AES Corp.
4.88%, 05/15/23	1,000	993
5.50%, 03/15/24 (e)	2,500	2,537
Calpine Corp.
6.00%, 01/15/22 (r)	2,400	2,556
5.38%, 01/15/23 (e)	7,000	7,070
7.88%, 01/15/23 (r)	2,096	2,311
5.75%, 01/15/25	6,500	6,581
Dynegy Finance I Inc.
6.75%, 11/01/19 (r)	15,000	15,262
7.38%, 11/01/22 (r)	10,000	10,175
InterGen NV, 7.00%, 06/30/23 (r)	10,000	9,500

		56,985

Total Corporate Bonds and Notes (cost $1,127,021)		1,078,895

OTHER EQUITY INTERESTS - 0.0%
General Motors Co. (c) (f) (u)	100	1
SuperMedia Inc. Escrow Litigation Trust (c) (f) (p) (q) (u)	868	—

Total Other Equity Interests (cost $14)		1

SHORT TERM INVESTMENTS - 10.3%

Investment Companies - 3.0%
JNL Money Market Fund, 0.01% (a) (h)	80,912	80,912

Securities Lending Collateral - 7.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	197,127	197,127

Total Short Term Investments (cost $278,039)		278,039

Total Investments - 105.4% (cost $2,760,236)		2,852,043
Other Assets and Liabilities, Net - (5.4%)		(146,650)

Total Net Assets - 100.0%		$2,705,393

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Franklin Templeton International Small Cap Growth Fund

COMMON STOCKS - 95.2%

AUSTRALIA - 0.1%
Iluka Resources Ltd.	115	$552

AUSTRIA - 0.2%
Wienerberger AG	76	1,046

BELGIUM - 2.7%
Barco NV (e)	21	1,464
Ontex Group NV (c)	32	918
RHJ International (c) (e)	1,715	9,565

		11,947

BERMUDA - 2.9%
Arch Capital Group Ltd. (c)	184	10,863
Axis Capital Holdings Ltd.	46	2,345

		13,208

BRAZIL - 0.3%
Cia de Saneamento de Minas Gerais	44	419
Grendene SA	142	814

		1,233

CANADA - 5.6%
AGF Management Ltd. (e)	116	851
Canaccord Genuity Group Inc.	115	770
Dorel Industries Inc.	50	1,715
Enerflex Ltd.	55	782
Ensign Energy Services Inc.	57	502
Fairfax Financial Holdings Ltd.	28	14,672
Genworth MI Canada Inc.	44	1,388
HudBay Minerals Inc.	214	1,862
Major Drilling Group International Inc.	257	1,265
Mullen Group Ltd. (e)	45	831
Trican Well Service Ltd. (e)	71	342

		24,980

CHINA - 1.0%
AAC Technologies Holdings Inc. (e)	211	1,122
China ZhengTong Auto Services Holdings Ltd.	2,322	1,029
Kingdee International Software Group Co. Ltd. (c) (e)	5,596	1,651
SinoMedia Holding Ltd.	1,353	757

		4,559

DENMARK - 1.1%
ISS A/S (c)	173	4,971

FINLAND - 5.3%
Amer Sports Oyj - Class A	140	2,716
Huhtamaki Oyj	119	3,140
Uponor Oyj (e)	658	9,124
Valmet Corp.	735	9,074

		24,054

FRANCE - 4.0%
Beneteau SA (c)	703	9,882
Euler Hermes SA	61	6,287
IPSOS (e)	61	1,758

		17,927

GERMANY - 2.1%
DMG Mori Seiki AG	63	1,786
Gerresheimer AG	49	2,659
Kloeckner & Co. SE (c)	139	1,491
Leoni AG	25	1,480

	Shares/Par (t)	Value
Rational AG	7	2,225

		9,641
GREECE - 0.1%
JUMBO SA	39	392

HONG KONG - 3.2%
Luk Fook Holdings International Ltd.	439	1,646
Shenguan Holdings Group Ltd.	2,678	883
Sitoy Group Holdings Ltd.	1,458	1,178
Stella International Holdings Ltd.	544	1,438
Techtronic Industries Co.	1,070	3,431
Value Partners Group Ltd.	2,007	1,675
VTech Holdings Ltd. (e)	221	3,168
Yingde Gases	1,254	877

		14,296

INDIA - 0.1%
Jain Irrigation Systems Ltd.	514	566

IRELAND - 9.8%
C&C Group Plc	2,109	9,238
Dalata Hotel Group Plc (c)	834	2,966
Grafton Group Plc	1,472	14,567
Green REIT plc (c)	4,472	6,926
Irish Continental Group Plc	1,664	6,546
Irish Residential Properties REIT Plc (c)	3,000	3,844

		44,087

ITALY - 2.8%
Amplifon SpA	78	462
Azimut Holding SpA	9	190
MARR SpA	48	860
Prysmian SpA	542	9,880
Sorin SpA (c)	462	1,075

		12,467

JAPAN - 9.3%
Aderans Holdings Co. Ltd.	801	7,536
Asahi Co. Ltd. (e)	85	780
Asatsu-DK Inc. (e)	277	6,672
Asics Corp.	141	3,392
Capcom Co. Ltd.	42	623
Daibiru Corp.	86	811
Descente Ltd.	120	1,166
en-japan Inc.	13	211
Keihin Corp.	76	1,125
Kobayashi Pharmaceutical Co. Ltd. (e)	45	2,589
Meitec Corp.	77	2,273
Nissin Kogyo Co. Ltd.	35	483
Sankyo Co. Ltd.	119	4,089
Seria Co. Ltd.	11	356
Shinko Plantech Co. Ltd.	88	617
Square Enix Holdings Co. Ltd.	70	1,435
Sumitomo Rubber Industries Inc.	177	2,628
Tokai Rika Co. Ltd.	55	1,161
Tsugami Corp.	157	835
Tsumura & Co. (e)	90	1,984
Unipres Corp.	76	1,242

		42,008

LUXEMBOURG - 0.4%
Grand City Properties SA (c) (e)	121	1,788

NETHERLANDS - 7.0%
Aalberts Industries NV	90	2,652
Accell Group	68	1,127
Arcadis NV	79	2,361
Beter Bed Holding NV	51	1,066
Sligro Food Group NV	306	11,563

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
TNT NV	1,784	11,895
USG People NV	58	648

		31,312

NORWAY - 0.9%
Ekornes ASA	99	1,256
Schibsted ASA (e)	30	1,892
Tomra Systems ASA	118	904

		4,052

PHILIPPINES - 0.6%
Metropolitan Bank & Trust Co.	323	595
Vista Land & Lifescapes Inc.	13,007	2,091

		2,686

RUSSIAN FEDERATION - 0.0%
X5 Retail Group NV - GDR (c) (p)	15	180

SINGAPORE - 2.1%
ARA Asset Management Ltd.	4,269	5,465
Straits Trading Co. Ltd. (e)	1,897	4,161

		9,626

SOUTH KOREA - 3.1%
Binggrae Co. Ltd.	16	1,096
BS Financial Group Inc.	162	2,134
Daum Kakao Corp.	6	645
DGB Financial Group Inc.	173	1,783
Halla Visteon Climate Control Corp.	57	2,505
Hyundai Mipo Dockyard Co. Ltd.	6	404
KIWOOM Securities Co. Ltd.	11	465
Korea Investment Holdings Co. Ltd.	29	1,269
Sindoh Co. Ltd.	25	1,567
Youngone Corp.	41	1,973

		13,841

SPAIN - 2.9%
Construcciones y Auxiliar de Ferrocarriles SA (e)	5	1,651
Lar Espana Real Estate Socimi SA (c)	375	4,137
Melia Hotels International SA (e)	61	653
Tecnicas Reunidas SA	30	1,291
Zardoya Otis SA (e)	483	5,352

		13,084

SWEDEN - 0.6%
Bulten AB (e)	79	678
Duni AB	87	1,291
Oriflame Cosmetics SA - SDR	53	729

		2,698

SWITZERLAND - 1.1%
Logitech International SA (e)	39	527
Panalpina Welttransport Holding AG (e)	19	2,597
Vontobel Holding AG	47	1,759

		4,883

TAIWAN - 1.5%
D-Link Corp.	1,485	865
Giant Manufacturing Co. Ltd.	263	2,324
Simplo Technology Co. Ltd.	467	2,302
Tripod Technology Corp.	654	1,276

		6,767

THAILAND - 0.2%
LPN Development PCL	1,260	835

UNITED KINGDOM - 20.5%
Alent Plc	1,968	9,848
Bellway Plc	33	1,003
Berendsen Plc	72	1,232

	Shares/Par (t)	Value
Bovis Homes Group Plc	52	714
Carpetright Plc (c)	1,007	6,285
Debenhams Plc	1,328	1,549
Devro Plc	313	1,476
Dignity Plc	25	753
Greggs Plc	237	2,703
Headlam Group Plc	1,365	9,359
HomeServe Plc	23	119
Keller Group Plc	141	1,924
Kennedy Wilson Europe Real Estate Plc	786	12,926
Laird Plc	229	1,103
Man Group Plc	1,145	2,849
Michael Page International Plc	1,773	11,304
Morgan Sindall Group Plc	443	4,215
Serco Group Plc (e)	1,398	3,502
SIG Plc	836	2,261
Sthree Plc	987	4,538
United Business Media Ltd.	216	1,612
Vectura Group Plc (c)	339	674
Vesuvius Plc	1,508	10,430

		92,379

UNITED STATES OF AMERICA - 3.7%
Flextronics International Ltd. (c)	104	1,167
RenaissanceRe Holdings Ltd.	135	13,085
Steiner Leisure Ltd. (c)	47	2,171

		16,423

Total Common Stocks (cost $424,331)		428,488

PREFERRED STOCKS - 0.3%

GERMANY - 0.3%
Draegerwerk AG & Co. KGaA (e)	12	1,253

Total Preferred Stocks (cost $1,480)		1,253

RIGHTS - 0.0%

SOUTH KOREA - 0.0%
DGB Financial Group Inc. (c) (f)	36	39

Total Rights (cost $0)		39

INVESTMENT COMPANIES - 0.3%
iShares MSCI EAFE Small-Cap ETF (e)	28	1,294

Total Investment Companies (cost $1,315)		1,294

SHORT TERM INVESTMENTS - 9.2%

Investment Companies - 4.1%
JNL Money Market Fund, 0.01% (a) (h)	18,329	18,329

Securities Lending Collateral - 5.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	22,843	22,843

Total Short Term Investments (cost $41,172)		41,172

Total Investments - 105.0% (cost $468,298)		472,246
Other Assets and Liabilities, Net - (5.0%)		(22,478)
Total Net Assets - 100.0%		$449,768

JNL/Franklin Templeton Mutual Shares Fund

COMMON STOCKS - 84.6%

CONSUMER DISCRETIONARY - 9.9%
CBS Corp. - Class B	269	$14,910
Cengage Learning Holdings II LP (c)	53	1,173
Comcast Corp. - Special Class A (e)	67	3,836

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
General Motors Co.	506	17,659
Kohl’s Corp.	94	5,746
Reed Elsevier Plc	959	16,376
Time Warner Cable Inc.	136	20,703
Time Warner Inc.	115	9,806
Tribune Media Co. - Class A (c)	51	3,048
Tribune Media Co. - Class B (c)	23	1,361
Tribune Publishing Co.	21	477
Twenty-First Century Fox Inc. - Class B	700	25,838

		120,933

CONSUMER STAPLES - 10.3%
Altria Group Inc.	312	15,361
Avon Products Inc.	592	5,557
British American Tobacco Plc	368	19,946
Coca-Cola Enterprises Inc.	40	1,764
CVS Health Corp.	125	12,073
Energizer Holdings Inc.	15	1,886
Imperial Tobacco Group Plc	287	12,655
Kroger Co.	281	18,040
Lorillard Inc.	306	19,232
PepsiCo Inc.	139	13,103
Philip Morris International Inc.	77	6,262

		125,879

ENERGY - 8.5%
Anadarko Petroleum Corp.	68	5,620
Apache Corp.	234	14,640
Baker Hughes Inc.	234	13,142
BG Group Plc	435	5,816
BP Plc	1,283	8,143
CONSOL Energy Inc.	196	6,629
Ensco Plc - Class A	41	1,222
Marathon Oil Corp.	484	13,685
Murphy Oil Corp.	131	6,625
Royal Dutch Shell Plc - Class A	571	19,024
Talisman Energy Inc.	41	323
Talisman Energy Inc.	676	5,293
Transocean Ltd. (e)	254	4,658

		104,820

FINANCIALS - 18.7%
ACE Ltd.	151	17,313
Alexander’s Inc. (e)	8	3,497
Alleghany Corp. (c)	32	14,687
Allstate Corp.	182	12,781
Ally Financial Inc. (c)	257	6,070
American International Group Inc.	416	23,286
Barclays Plc	1,683	6,329
Canary Wharf Group Plc (c) (f) (p) (q)	405	3,417
CIT Group Inc.	150	7,162
Citigroup Inc.	280	15,147
Citizens Financial Group Inc.	147	3,647
Columbia Banking System Inc.	63	1,747
Credit Suisse Group AG	215	5,393
FCB Financial Holdings Inc. - Class A (c)	41	1,002
Forestar Group Inc. (c)	37	569
Guaranty Bancorp (e)	10	140
ING Groep NV - CVA (c)	555	7,171
JPMorgan Chase & Co.	287	17,987
KB Financial Group Inc.	134	4,395
MetLife Inc.	236	12,784
PNC Financial Services Group Inc.	280	25,561
Societe Generale - Class A	40	1,695
SunTrust Banks Inc.	235	9,827
Wells Fargo & Co.	175	9,576
White Mountains Insurance Group Ltd.	17	10,798

	Shares/Par (t)	Value
Zurich Financial Services AG	26	8,273

		230,254

HEALTH CARE - 14.1%
CIGNA Corp.	139	14,335
Eli Lilly & Co.	204	14,058
Hospira Inc. (c)	207	12,700
Medtronic Inc.	546	39,398
Merck & Co. Inc.	607	34,496
Stryker Corp.	155	14,579
Teva Pharmaceutical Industries Ltd. - ADR	513	29,487
Walgreens Boots Alliance Inc.	178	13,573

		172,626

INDUSTRIALS - 4.2%
A P Moller - Maersk A/S - Class B	8	15,156
B/E Aerospace Inc. (c)	112	6,492
Caterpillar Inc.	76	6,962
CNH Industrial NV	764	6,185
Federal Signal Corp.	96	1,475
Huntington Ingalls Industries Inc.	119	13,373
KLX Inc. (c)	56	2,308

		51,951

INFORMATION TECHNOLOGY - 12.1%
Apple Inc.	249	27,521
CA Inc.	240	7,321
Cisco Systems Inc.	666	18,532
Hewlett-Packard Co.	283	11,356
Microsoft Corp.	790	36,679
Samsung Electronics Co. Ltd.	7	8,828
Symantec Corp.	828	21,237
Xerox Corp.	1,270	17,609

		149,083

MATERIALS - 4.2%
Anglo American Plc	164	3,026
Freeport-McMoran Inc. - Class B	495	11,558
International Paper Co.	324	17,337
MeadWestvaco Corp.	256	11,372
ThyssenKrupp AG (c)	345	8,791

		52,084

TELECOMMUNICATION SERVICES - 1.8%
Koninklijke KPN NV	2,262	7,142
Vodafone Group Plc	4,421	15,157

		22,299

UTILITIES - 0.8%
NRG Energy Inc.	371	9,991

Total Common Stocks (cost $818,513)		1,039,920

PREFERRED STOCKS - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Volkswagen AG	35	7,863

Total Preferred Stocks (cost $9,189)		7,863

CORPORATE BONDS AND NOTES - 5.2%

CONSUMER DISCRETIONARY - 2.3%
Caesars Entertainment Corp. Term Loan, 9.75%, 01/28/18 (i)	$2,238	1,932
Caesars Entertainment Operating Co. 1st Lien Term Loan B
5.95%, 01/28/18 (i)	618	538
6.99%, 01/28/18 (i)	2,947	2,570
Cengage Learning Acquisitions Inc. Term Loan, 7.00%, 02/20/20 (i)	328	324

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Clear Channel Communications Inc., 9.00%, 12/15/19 (i)	7,449	7,337
Clear Channel Communications Inc. Term Loan
6.92%, 01/29/16 (i)	4,339	4,082
7.67%, 07/30/19 (i)	1,395	1,327
Clear Channel Communications Inc. Term Loan B, 3.82%, 01/29/16 (i)	33	33
Clear Channel Communications Inc. Term Loan C, 3.82%, 01/29/16 (i)	3	3
JC Penney Corp. Inc. Term Loan, 6.00%, 05/22/18 (i)	5,258	5,148
Toys R Us Term Loan
8.25%, 10/15/19 (i)	616	607
9.75%, 03/15/20 (i)	5,199	4,772

		28,673

ENERGY - 0.7%
NGPL PipeCo LLC
7.12%, 12/15/17 (r)	1,969	1,935
9.63%, 06/01/19 (r)	2,922	2,929
NGPL PipeCo LLC Term Loan, 6.75%, 09/15/17 (i)	159	154
Walter Energy Inc.
9.50%, 10/15/19 (r)	1,503	1,142
11.00%, 04/01/20 (r) (y)	1,277	415
Walter Energy Inc. Term Loan, 7.25%, 04/01/18 (i)	2,707	2,092

		8,667

FINANCIALS - 0.0%
Tropicana Entertainment LLC, 0.00%, 12/15/14 (c) (d) (f) (p) (q)	1,130	—

INFORMATION TECHNOLOGY - 0.3%
Avaya Inc. Term Loan B-6, 6.50%, 03/31/18 (i)	886	871
First Data Corp., 11.75%, 08/15/21	1,995	2,289

		3,160

TELECOMMUNICATION SERVICES - 1.1%
Avaya Inc.
7.00%, 04/01/19 (r)	2,435	2,374
10.50%, 03/01/21 (r)	8,466	7,238
Avaya Inc. Term Loan B-3, 4.67%, 10/26/17 (i)	3,633	3,479

		13,091

UTILITIES - 0.8%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (d) (r)	4,182	2,959
Texas Competitive Electric Holdings Co. LLC Term Loan, 4.65%, 10/10/17 (d)	11,682	7,540

		10,499

Total Corporate Bonds and Notes (cost $68,416)		64,090

GOVERNMENT AND AGENCY OBLIGATIONS - 0.2%

GOVERNMENT SECURITIES - 0.2%

Municipals - 0.2%
Commonwealth of Puerto Rico, 8.00%, 07/01/35	3,428	2,987

Total Government and Agency Obligations (cost $3,200)		2,987

OTHER EQUITY INTERESTS - 0.6%
Lehman Brothers Holdings Inc. Bankruptcy Claims (c) (u)	27,190	6,712
Tribune Co. Litigation Interests (c) (f) (p) (q) (u)	67	—

Total Other Equity Interests (cost $7,419)		6,712

	Shares/Par (t)	Value
SHORT TERM INVESTMENTS - 8.7%

Investment Companies - 7.9%
JNL Money Market Fund, 0.01% (a) (h)	97,087	97,087

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	9,482	9,482

Total Short Term Investments (cost $106,569)		106,569

Total Investments - 99.9% (cost $1,013,306)		1,228,141
Other Assets and Liabilities, Net - 0.1%		964

Total Net Assets - 100.0%		$1,229,105

JNL/Franklin Templeton Small Cap Value Fund

COMMON STOCKS - 94.2%

CONSUMER DISCRETIONARY - 20.1%
Brown Shoe Co. Inc.	655	$21,068
Brunswick Corp.	221	11,344
Cato Corp. - Class A	325	13,708
Drew Industries Inc.	166	8,452
Genesco Inc. (c)	264	20,258
Gentex Corp.	380	13,719
Group 1 Automotive Inc.	279	25,022
Helen of Troy Ltd. (c)	13	865
Hillenbrand Inc.	637	21,983
Hooker Furniture Corp.	40	682
La-Z-Boy Inc.	996	26,743
M/I Homes Inc. (c)	372	8,539
Men’s Wearhouse Inc.	389	17,188
Pep Boys-Manny Moe & Jack (c)	612	6,013
Thor Industries Inc.	450	25,164
West Marine Inc. (c)	406	5,247
Winnebago Industries Inc.	248	5,391

		231,386

CONSUMER STAPLES - 2.5%
GrainCorp Ltd. - Class A (e)	1,050	7,042
Maple Leaf Foods Inc.	1,279	21,434

		28,476

ENERGY - 7.2%
Bristow Group Inc.	309	20,329
Energen Corp.	133	8,499
Helix Energy Solutions Group Inc. (c)	473	10,253
Hunting Plc	530	4,360
Oil States International Inc. (c)	236	11,516
Rowan Cos. Plc - Class A	321	7,476
Tidewater Inc.	152	4,917
Unit Corp. (c)	435	14,827

		82,177

FINANCIALS - 10.9%
Arthur J Gallagher & Co.	86	4,025
Aspen Insurance Holdings Ltd.	403	17,635
Assurant Inc.	41	2,778
Chemical Financial Corp.	265	8,120
EverBank Financial Corp.	274	5,224
Excel Trust Inc.	9	118
Hanover Insurance Group Inc.	253	18,016
HCC Insurance Holdings Inc.	117	6,278
Montpelier Re Holdings Ltd. (e)	264	9,453
OFG Bancorp (e)	164	2,722
Old Republic International Corp.	623	9,115
Peoples Bancorp Inc.	87	2,256

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
StanCorp Financial Group Inc.	340	23,759
TrustCo Bank Corp.	1,017	7,381
Validus Holdings Ltd.	191	7,939

		124,819

HEALTH CARE - 5.0%
Gerresheimer AG	124	6,727
Hill-Rom Holdings Inc.	254	11,578
STERIS Corp. (e)	424	27,466
Teleflex Inc.	102	11,758

		57,529

INDUSTRIALS - 29.8%
AAR Corp.	651	18,074
Apogee Enterprises Inc.	317	13,419
Applied Industrial Technologies Inc.	183	8,357
Astec Industries Inc.	496	19,482
Briggs & Stratton Corp. (e)	300	6,124
Carlisle Cos. Inc.	160	14,456
Civeo Corp.	419	1,720
EMCOR Group Inc.	500	22,254
EnerSys Inc.	286	17,639
EnPro Industries Inc. (c)	155	9,728
Franklin Electric Co. Inc.	226	8,463
Genesee & Wyoming Inc. - Class A (c)	87	7,850
Gibraltar Industries Inc. (c)	365	5,935
Granite Construction Inc.	622	23,645
Kennametal Inc.	169	6,048
Lincoln Electric Holdings Inc.	199	13,735
Lindsay Corp. (e)	159	13,675
McGrath RentCorp	279	9,994
MSA Safety Inc.	287	15,253
Mueller Industries Inc.	540	18,442
Powell Industries Inc.	144	7,072
Regal-Beloit Corp.	324	24,380
Simpson Manufacturing Co. Inc.	278	9,626
SkyWest Inc.	549	7,291
Universal Forest Products Inc.	403	21,440
Wabash National Corp. (c)	1,307	16,149
Watts Water Technologies Inc. - Class A	33	2,093

		342,344

INFORMATION TECHNOLOGY - 1.8%
Cohu Inc.	390	4,641
Ingram Micro Inc. - Class A (c)	241	6,650
Multi-Fineline Electronix Inc. (c)	61	684
Rofin-Sinar Technologies Inc. (c)	314	9,031

		21,006

MATERIALS - 16.9%
A. Schulman Inc.	473	19,154
Allegheny Technologies Inc.	90	3,129
AptarGroup Inc.	51	3,429
Axiall Corp.	567	24,098
Cabot Corp.	349	15,312
Carpenter Technology Corp.	413	20,345
HB Fuller Co.	510	22,710
Minerals Technologies Inc.	224	15,578
Reliance Steel & Aluminum Co.	90	5,527
RPM International Inc.	337	17,099
Sensient Technologies Corp.	482	29,095
Steel Dynamics Inc.	414	8,174
Stepan Co.	250	10,020

		193,670

Total Common Stocks (cost $882,296)		1,081,407

	Shares/Par (t)	Value
CORPORATE BONDS AND NOTES - 0.5%

INDUSTRIALS - 0.5%
Unit Corp., 6.63%, 05/15/21	$5,942	5,318

Total Corporate Bonds and Notes (cost $5,737)		5,318

SHORT TERM INVESTMENTS - 6.9%

Investment Companies - 5.3%
JNL Money Market Fund, 0.01% (a) (h)	61,372	61,372

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	18,990	18,990

Total Short Term Investments (cost $80,362)		80,362

Total Investments - 101.6% (cost $968,395)		1,167,087
Other Assets and Liabilities, Net - (1.6%)		(18,587)

Total Net Assets - 100.0%		$1,148,500

JNL/Goldman Sachs Core Plus Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.7%
ACE Securities Corp. Home Equity Loan Trust Series REMIC, 0.33%, 08/25/36 (i)	$3,030	$2,382
ACIS CLO Ltd.
0.73%, 10/14/22 (i) (r)	900	881
1.15%, 10/14/22 (i) (r)	6,300	6,177
1.65%, 05/01/26 (i) (r)	2,000	1,976
1.71%, 05/01/26 (i) (r)	5,000	4,894
Adjustable Rate Mortgage Trust REMIC, 2.63%, 04/25/35 (i)	190	189
Aire Valley Mortgages Plc
0.34%, 09/20/66 (i), EUR	78	92
0.38%, 09/20/66 (i), EUR	2,397	2,811
0.50%, 09/20/66 (i), EUR	2,398	2,829
REMIC, 0.47%, 09/20/66 (i) (r)	602	580
Amortizing Residential Collateral Trust REMIC, 1.97%, 08/25/32 (i)	53	38
Asset Backed Securities Corp. Home Equity REMIC, 3.01%, 04/15/33 (i)	20	19
B&M CLO Ltd., 3.03%, 04/16/26 (i) (r)	2,300	2,169
Banc of America Commercial Mortgage Inc. REMIC, 5.62%, 04/10/49 (i)	600	648
Banc of America Funding Corp. REMIC, 5.79%, 10/25/36 (i)	49	40
Banc of America Mortgage Securities Inc. REMIC, 2.69%, 09/25/35 (i)	558	513
BlueMountain CLO Ltd., 0.49%, 03/17/21 (i) (r)	3,062	3,026
Brentwood CLO Corp., 0.50%, 02/01/22 (i) (r)	1,853	1,825
Carrington Mortgage Loan Trust REMIC, 0.41%, 03/25/36 (i)	3,000	2,430
Citigroup Mortgage Loan Trust Inc. REMIC, 0.55%, 12/25/35 (i)	906	791
Conseco Financial Corp. REMIC, 7.07%, 01/15/29	11	11
Countrywide Alternative Loan Trust REMIC, 1.61%, 09/25/35 (i)	193	177
Countrywide Asset-Backed Certificates REMIC, 2.04%, 06/25/34 (i)	100	89
Countrywide Home Loan Mortgage Pass-Through Trust REMIC, 2.51%, 02/19/34 (i)	258	251
Deutsche Bank Alternate Loan Trust REMIC, 1.81%, 08/25/35 (i)	190	151
Educational Services of America Inc., 1.08%, 07/25/23 (i) (r)	624	624

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Eurosail PRIME-UK Plc, 0.96%, 09/13/45 (i), GBP	623	925
First Union National Bank Commercial Mortgage Trust, Interest Only REMIC, 1.64%, 05/17/32 (i) (p) (q)	474	6
FREMF Mortgage Trust REMIC, 4.07%, 09/25/25 (i) (r)	2,350	2,243
GCO Education Loan Funding Trust, 0.36%, 05/25/25 (i)	2,223	2,189
GMAC Mortgage Corp. Loan Trust REMIC
7.00%, 09/25/37 (i)	137	137
7.00%, 09/25/37 (i)	218	228
Granite Master Issuer Plc
0.24%, 12/29/17 (i)	1,180	1,170
0.31%, 12/20/54 (i)	3,077	3,051
REMIC, 0.24%, 12/20/54 (i) (r)	5,253	5,215
Granite Mortgages Plc, 0.94%, 01/20/44 (i), GBP	175	272
GSAA Home Equity Trust REMIC, 0.40%, 05/25/37 (i)	3,800	2,473
GSMPS Mortgage Loan Trust, 0.63%, 02/25/35 (i) (r)	48	45
GSR Mortgage Loan Trust REMIC, 2.77%, 10/25/35 (i)	300	265
Halcyon Loan Advisors Funding Ltd.
2.23%, 04/28/25 (i) (r)	3,800	3,678
1.79%, 04/18/26 (i) (r)	2,550	2,536
Hildene CLO II Ltd., 1.68%, 07/19/26 (i) (r)	9,350	9,238
ICG U.S. CLO Ltd., 1.50%, 04/20/26 (i) (r)	5,300	5,223
Impac CMB Trust REMIC, 0.81%, 03/25/35 (i)	97	83
Leek Finance Number Eighteen Plc
0.34%, 09/21/38 (i), EUR	142	179
0.51%, 09/21/38 (i)	1,281	1,331
Leek Finance Number Seventeen Plc
0.36%, 12/21/37 (i), EUR	282	359
0.84%, 12/21/37 (i), GBP	125	205
Lehman XS Trust REMIC, 1.02%, 03/25/16 (i)	1,059	845
Luminent Mortgage Trust REMIC, 0.35%, 12/25/36 (i)	2,945	2,300
MASTR Adjustable Rate Mortgages Trust REMIC
7.05%, 10/25/34 (i)	204	191
3.21%, 12/25/34 (i)	63	61
1.31%, 12/25/46 (i)	2,139	1,707
MASTR Seasoned Securities Trust REMIC, 3.28%, 10/25/32 (i)	179	175
Mid-State Trust, 7.34%, 07/01/35	140	150
Morgan Stanley Capital I Trust REMIC
5.93%, 11/15/17 (i)	150	143
5.48%, 02/12/44 (i)	200	213
Morgan Stanley Mortgage Loan Trust REMIC
2.62%, 08/25/34 (i)	100	98
2.83%, 03/25/36 (i)	1,190	979
NCUA Guaranteed Notes Trust REMIC
3.00%, 06/12/19	1,900	1,994
1.84%, 10/07/20	120	120
OCP CLO Ltd., 0.23%, 04/26/26 (i) (r)	5,800	5,636
OFSI Fund VI Ltd., 1.42%, 03/20/25 (i) (r)	5,700	5,599
OFSI Fund VII Ltd., 1.72%, 10/18/26 (i) (r)	1,300	1,281
Panhandle-Plains Higher Education Authority Inc. REMIC, 1.37%, 01/01/24 (i)	1,548	1,574
Quadrivio Finance Srl, 0.59%, 07/25/60 (i), EUR	976	1,180
Red River CLO Ltd., 0.50%, 07/27/18 (i) (r)	1,788	1,777
Residential Accredit Loans Inc. Trust REMIC, 1.11%, 01/25/46 (i)	932	662
Sail Net Interest Margin Notes
7.75%, 04/27/33 (r)	6	—
5.50%, 03/27/34 (r)	45	28

	Shares/Par (t)	Value
Sound Point CLO V Ltd., 2.13%, 04/18/26 (i) (r)	3,800	3,634
Structured Asset Mortgage Investments Inc. REMIC, 2.52%, 08/25/35 (i)	81	80
THL Credit Wind River CLO Ltd., 1.38%, 04/20/25 (i) (r)	4,800	4,693
Thrones Plc, 2.06%, 07/20/44 (i), GBP	578	910
Trinitas CLO II Ltd., 1.61%, 07/15/26 (i) (r)	2,500	2,441
Washington Mutual Mortgage Pass-Through Certificates REMIC, 2.37%, 06/25/34 (i)	372	375
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.60%, 04/25/36 (i)	103	101
WhiteHorse VIII Ltd.
1.73%, 05/01/26 (i) (r)	2,400	2,378
2.28%, 05/01/26 (i) (r)	500	483
York CLO Ltd., 1.79%, 01/22/27 (i) (p) (q)	5,400	5,354

Total Non-U.S. Government Agency Asset- Backed Securities (cost $125,088)		123,826

CORPORATE BONDS AND NOTES - 29.8%

CONSUMER DISCRETIONARY - 4.3%
21st Century Fox America Inc., 3.70%, 09/15/24 (e) (r)	3,425	3,523
Amazon.com Inc., 3.30%, 12/05/21	2,500	2,534
CCO Holdings LLC, 7.00%, 01/15/19	900	934
CCOH Safari LLC
5.50%, 12/01/22	150	152
5.75%, 12/01/24	850	860
Chrysler Group LLC, 8.00%, 06/15/19	1,350	1,419
DIRECTV Holdings LLC
3.80%, 03/15/22	2,250	2,289
4.45%, 04/01/24	3,475	3,636
3.95%, 01/15/25	2,900	2,923
General Motors Financial Co. Inc., 3.50%, 07/10/19	1,025	1,047
Glencore Funding LLC, 2.50%, 01/15/19 (e) (r)	1,975	1,945
MDC Holdings Inc.
5.63%, 02/01/20	1,250	1,303
5.50%, 01/15/24	775	750
6.00%, 01/15/43	975	809
MGM Resorts International, 6.63%, 12/15/21	1,400	1,470
NBCUniversal Media LLC, 4.38%, 04/01/21	1,600	1,760
Nielsen Finance LLC, 4.50%, 10/01/20	1,900	1,909
Rensselaer Polytechnic Institute, 5.60%, 09/01/20	2,300	2,625
Sally Holdings LLC, 6.88%, 11/15/19	450	478
Time Warner Cable Inc.
7.30%, 07/01/38	2,676	3,690
5.88%, 11/15/40	600	715
5.50%, 09/01/41	3,078	3,576
Videotron Ltd., 5.00%, 07/15/22	1,850	1,882

		42,229

CONSUMER STAPLES - 2.2%
Avon Products Inc., 5.10%, 03/15/20 (l)	2,150	1,951
Constellation Brands Inc.
3.75%, 05/01/21	150	149
4.25%, 05/01/23	2,325	2,308
CVS Caremark Corp.
4.13%, 05/15/21	999	1,083
3.38%, 08/12/24	2,050	2,070
Kimberly-Clark Corp., 3.70%, 06/01/43	2,175	2,113
Pernod-Ricard SA, 4.45%, 01/15/22 (r)	1,900	2,034
Reynolds Group Inc., 7.13%, 04/15/19	200	207
Reynolds Group Issuer Inc.
7.88%, 08/15/19	100	105
5.75%, 10/15/20	2,275	2,332
SABMiller Holdings Inc., 4.95%, 01/15/42 (r)	625	704

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Suntory Holdings Ltd., 2.55%, 09/29/19 (r)	2,050	2,054
Sysco Corp., 3.50%, 10/02/24	3,600	3,710

		20,820

ENERGY - 2.4%
Anadarko Petroleum Corp., 6.45%, 09/15/36	1,050	1,262
ConocoPhillips Co.
3.35%, 11/15/24	825	834
4.15%, 11/15/34	825	847
Enterprise Products Operating LLC
8.38%, 08/01/66 (i)	2,450	2,631
7.03%, 01/15/68 (i)	1,550	1,700
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23 (r)	230	183
Kinder Morgan Inc., 5.00%, 02/15/21 (r)	2,750	2,861
Nexen Inc., 6.40%, 05/15/37	675	841
Pacific Rubiales Energy Corp., 5.38%, 01/26/19 (e) (r)	166	143
Petrobras Global Finance BV
4.88%, 03/17/20	1,250	1,169
6.25%, 03/17/24	260	247
Petroleos de Venezuela SA
6.00%, 05/16/24	440	165
6.00%, 11/15/26	310	113
5.38%, 04/12/27	140	49
5.50%, 04/12/37	30	10
Petroleos Mexicanos
3.50%, 07/18/18	330	334
6.00%, 03/05/20	271	304
6.38%, 01/23/45	750	849
PTTEP Canada International Finance Ltd., 5.69%, 04/05/21 (r)	1,020	1,134
Shell International Finance BV, 4.55%, 08/12/43	825	903
TransCanada PipeLines Ltd., 6.35%, 05/15/67 (i)	1,375	1,334
Transocean Inc., 6.50%, 11/15/20 (e)	1,150	1,091
Transportadora de Gas Internacional SA ESP, 5.70%, 03/20/22	600	630
Weatherford International Ltd., 9.63%, 03/01/19	1,475	1,749
Williams Partners LP, 3.90%, 01/15/25 (e)	1,950	1,874

		23,257

FINANCIALS - 13.2%
Abbey National Treasury Services Plc, 4.00%, 04/27/16	2,075	2,151
AerCap Aviation Solutions BV, 6.38%, 05/30/17	200	212
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	2,000	1,997
American Express Co., 6.80%, 09/01/66 (i)	2,175	2,278
American International Group Inc., 4.50%, 07/16/44	525	555
American Tower Corp., 3.40%, 02/15/19	825	840
ARC Properties Operating Partnership LP, 3.00%, 02/06/19 (e)	2,310	2,137
Australia & New Zealand Banking Group Ltd., 4.50%, 03/19/24 (e) (r)	1,150	1,174
Bank of America Corp.
4.13%, 01/22/24	2,400	2,520
4.00%, 04/01/24	1,675	1,744
6.25% (callable at 100 beginning 09/05/24) (m)	1,125	1,112
6.50% (callable at 100 beginning 10/23/24) (m)	750	763
Bank of Montreal, 2.85%, 06/09/15 (r)	2,200	2,222
Bank of Nova Scotia, 1.65%, 10/29/15 (r)	600	605
Bank of Scotland Plc, 5.25%, 02/21/17 (r)	300	326
Barclays Bank Plc, 2.50%, 02/20/19	1,775	1,799

	Shares/Par (t)	Value
Barclays Plc, 4.38%, 09/11/24	525	506
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28	1,901	1,877
Canadian Imperial Bank of Commerce, 2.60%, 07/02/15 (r)	1,200	1,212
Citigroup Inc.
6.30% (callable at 100 beginning 05/15/24) (m)	1,025	1,010
6.13%, 11/21/17	1,010	1,126
3.38%, 03/01/23	1,500	1,513
Compass Bank
1.85%, 09/29/17	850	846
2.75%, 09/29/19	925	926
5.50%, 04/01/20	1,200	1,306
Credit Suisse AG, 6.50%, 08/08/23 (r)	1,100	1,208
Credit Suisse Group AG
6.25% (callable at 100 beginning 12/18/24) (m) (r)	825	793
7.50% (callable at 100 beginning 12/11/23) (e) (m) (r)	1,275	1,326
Developers Diversified Realty Corp., 7.50%, 04/01/17 (e)	2,170	2,431
Discover Bank, 8.70%, 11/18/19	551	681
Discover Financial Services, 3.85%, 11/21/22	1,499	1,525
Education Realty Operating Partnership LP, 4.60%, 12/01/24	2,875	2,946
ERP Operating LP, 4.63%, 12/15/21	2,575	2,817
First Niagara Financial Group Inc., 6.75%, 03/19/20	925	1,018
Ford Motor Credit Co. LLC
5.00%, 05/15/18	1,200	1,304
5.88%, 08/02/21	750	868
General Electric Capital Corp.
8.50%, 04/06/18, MXN	2,000	150
5.88%, 01/14/38	900	1,139
Geo Maquinaria., 9.63%, 05/02/21 (d) (r)	270	18
HCP Inc., 6.00%, 01/30/17	1,375	1,500
Healthcare Realty Trust Inc., 6.50%, 01/17/17	1,725	1,884
HSBC Bank USA Credit Linked Note (Nota Do Tesouro Nacional, 6.00%, 08/15/40, Moody’s rating Baa2) (p) (q), BRL	4,840	4,580
HSBC Holdings Plc, 6.38%, (callable at 100 beginning 09/17/24) (m)	1,050	1,061
ING Bank NV, 4.13%, 11/21/23	2,875	2,921
Inter-American Development Bank
1.00%, 02/27/18	1,700	1,650
7.00%, 06/15/25	1,500	2,068
6.75%, 07/15/27	1,200	1,699
Intesa Sanpaolo SpA
3.13%, 01/15/16	1,825	1,854
2.38%, 01/13/17	975	984
3.88%, 01/16/18	3,400	3,540
5.02%, 06/26/24 (r)	1,200	1,165
Liberty Property LP, 4.75%, 10/01/20	1,500	1,616
Macquarie Bank Ltd.
2.60%, 06/24/19 (r)	175	176
6.63%, 04/07/21 (p) (q)	1,575	1,818
Merrill Lynch & Co. Inc., 6.05%, 05/16/16	1,125	1,192
Mizuho Corporate Bank Ltd., 2.55%, 03/17/17 (r)	2,125	2,167
Morgan Stanley
3.88%, 04/29/24	1,150	1,180
3.70%, 10/23/24	6,625	6,715
MUFG Capital Finance 1 Ltd., 6.35%, (callable at 100 beginning 07/25/16) (i) (m)	1,310	1,395
Northern Rock Plc, 5.63%, 06/22/17 (r)	7,100	7,780
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40 (r)	1,375	1,785

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PNC Preferred Funding Trust II, 1.46%, (callable at 100 beginning 03/15/17) (e) (m) (r)	2,500	2,350
Regions Financial Corp., 5.75%, 06/15/15	1,225	1,250
Resona Preferred Global Securities Cayman Ltd., 7.19%, (callable at 100 beginning 07/30/15) (m) (r)	1,525	1,571
Royal Bank of Scotland Group Plc
2.55%, 09/18/15	2,175	2,197
9.50%, 03/16/22	700	795
6.00%, 12/19/23	675	731
Santander Holdings USA Inc., 4.63%, 04/19/16	715	745
Senior Housing Properties Trust, 3.25%, 05/01/19	1,100	1,107
Sovereign Bank, 8.75%, 05/30/18	700	834
Stadshypotek AB, 1.88%, 10/02/19 (e) (r)	4,300	4,247
Sumitomo Mitsui Financial Group Inc., 4.44%, 04/02/24 (r)	2,200	2,278
SunTrust Banks Inc., 2.35%, 11/01/18	2,775	2,792
Synchrony Financial, 3.00%, 08/15/19	1,525	1,542
Teachers Insurance & Annuity Association of America, 4.90%, 09/15/44 (r)	1,440	1,605
Trust F/1401, 5.25%, 12/15/24 (r)	470	484
UBS AG-Credit Linked Note (Federative Republic of Brazil, 6.00%, 01/17/17, Moody’s rating Baa2) (f) (p) (q), BRL	1,620	277
WEA Finance LLC, 3.75%, 09/17/24 (r)	1,800	1,827

		128,343

HEALTH CARE - 2.4%
Actavis Funding SCS, 4.85%, 06/15/44	2,300	2,334
Bayer US Finance LLC, 3.00%, 10/08/21 (r)	2,900	2,924
Becton Dickinson and Co., 2.68%, 12/15/19	1,850	1,874
Community Health Systems Inc., 8.00%, 11/15/19	350	374
Express Scripts Holding Co., 2.65%, 02/15/17	1,300	1,329
Forest Laboratories Inc.
4.38%, 02/01/19 (r)	4,074	4,304
5.00%, 12/15/21 (r)	1,700	1,841
HCA Holdings Inc., 7.75%, 05/15/21	225	240
HCA Inc., 5.88%, 03/15/22	2,150	2,354
Medtronic Inc.
2.50%, 03/15/20 (r)	675	677
3.15%, 03/15/22 (r)	1,200	1,219
Walgreens Boots Alliance Inc.
2.70%, 11/18/19	2,850	2,865
3.80%, 11/18/24	1,375	1,402

		23,737

INDUSTRIALS - 0.9%
CITIC Ltd., 6.80%, 01/17/23	700	806
GE Capital Trust I, 6.38%, 11/15/67 (i)	1,374	1,480
General Electric Co., 3.50%, 10/02/18	2,055	2,096
International Lease Finance Corp.
6.75%, 09/01/16 (r)	550	586
7.13%, 09/01/18 (r)	1,200	1,344
Penske Truck Leasing Co. LP, 2.88%, 07/17/18 (r)	2,400	2,440

		8,752

INFORMATION TECHNOLOGY - 0.4%
Hewlett-Packard Co.
3.00%, 09/15/16	1,675	1,720
2.60%, 09/15/17	1,100	1,121
2.75%, 01/14/19	1,025	1,026

		3,867

MATERIALS - 0.9%
Alcoa Inc., 5.13%, 10/01/24	1,300	1,378

	Shares/Par (t)	Value
Eastman Chemical Co., 3.80%, 03/15/25 (e)	1,975	2,010
Ecolab Inc., 5.50%, 12/08/41	775	933
Freeport-McMoRan Inc., 5.40%, 11/14/34	2,125	2,072
LyondellBasell Industries NV, 5.00%, 04/15/19	525	572
Sappi Papier Holding GmbH
7.75%, 07/15/17 (r)	1,200	1,284
8.38%, 06/15/19 (r)	325	348

		8,597

TELECOMMUNICATION SERVICES - 2.6%
America Movil SAB de CV, 6.00%, 06/09/19, MXN	9,650	658
AT&T Inc., 2.95%, 05/15/16	1,750	1,795
Crown Castle International Corp., 5.25%, 01/15/23	2,275	2,321
Frontier Communications Corp., 8.50%, 04/15/20	1,825	2,035
Level 3 Financing Inc.
9.38%, 04/01/19	250	264
8.13%, 07/01/19	100	106
SoftBank Corp., 4.50%, 04/15/20 (r)	1,700	1,675
Verizon Communications Inc.
2.63%, 02/21/20 (r)	4,200	4,152
5.15%, 09/15/23	8,100	8,944
4.15%, 03/15/24	1,575	1,630
6.55%, 09/15/43	866	1,109
Ymobile Corp., 8.25%, 04/01/18 (p) (q)	325	340

		25,029

UTILITIES - 0.5%
Arizona Public Service Co., 8.75%, 03/01/19	1,700	2,138
Consumers Energy Co, 3.95%, 05/15/43	2,125	2,193
Puget Sound Energy Inc., 6.97%, 06/01/67 (i)	800	822

		5,153

Total Corporate Bonds and Notes (cost $285,698)		289,784

GOVERNMENT AND AGENCY OBLIGATIONS - 66.2%

GOVERNMENT SECURITIES - 41.5%

Federal Home Loan Bank - 0.7% (w)
Federal Home Loan Bank
1.88%, 03/13/20	1,400	1,407
3.00%, 09/10/21 (e)	3,200	3,355
3.25%, 06/09/23	2,000	2,115

		6,877

Federal National Mortgage Association - 0.6% (w)
Federal National Mortgage Association
0.38%, 03/16/15	800	800
6.25%, 05/15/29	2,600	3,622
6.63%, 11/15/30	900	1,337

		5,759

Municipals - 1.7%
American Municipal Power Inc. - Series E, 6.27%, 02/15/50	875	1,120
Commonwealth of Puerto Rico
5.25%, 07/01/23 - 07/01/37	85	63
5.50%, 07/01/26 - 07/01/39	335	248
5.13%, 07/01/31	10	7
5.63%, 07/01/32	10	7
5.38%, 07/01/33	140	100
5.00%, 07/01/34 - 07/01/41	75	51
6.00%, 07/01/34 - 07/01/39	30	22
8.00%, 07/01/35	3,190	2,779
5.88%, 07/01/36	10	7
5.75%, 07/01/38 - 07/01/41	30	22
Northstar Education Finance Inc. Student Loan Asset-Backed Note
1.80%, 04/01/42 (i)	2,300	2,148

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
2.82%, 04/01/42 (i)	650	607
3.70%, 04/01/42 (i)	700	654
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.00%, 07/01/33	50	34
5.75%, 07/01/37	45	32
6.00%, 07/01/38 - 07/01/44	140	99
Puerto Rico Highways and Transportation Authority (insured by Assured Guaranty Municipal Corp.), 5.25%, 07/01/36	40	41
Puerto Rico Sales Tax Financing Corp.
5.25%, 08/01/27 - 08/01/43	1,205	840
5.50%, 08/01/28 - 08/01/42	1,135	824
6.13%, 08/01/29	25	21
0.00%, 08/01/32 - 08/01/33 (k)	360	259
0.00%, 08/01/33 - 08/01/38 (j)	470	85
5.00%, 08/01/35 - 08/01/43	215	144
5.75%, 08/01/37	300	223
5.38%, 08/01/38 - 08/01/39	325	227
6.00%, 08/01/39 - 08/01/42	285	215
6.38%, 08/01/39	15	12
State of California
7.95%, 03/01/36	1,290	1,595
7.63%, 03/01/40	2,390	3,669

		16,155
Sovereign - 6.2%
Argentina Republic Government International Bond, 0.00%, 12/15/35 (e) (i)	5,832	429
Brazil Government International Bond, 4.25%, 01/07/25 (e)	690	690
Chile Government International Bond, 3.63%, 10/30/42	800	726
Colombia Government International Bond, 4.00%, 02/26/24	425	435
Costa Rica Government International Bond, 7.00%, 04/04/44	500	490
Croatia Government International Bond
5.50%, 04/04/23	200	207
6.00%, 01/26/24	200	215
Dominican Republic International Bond
14.50%, 02/10/23, DOP	1,200	30
8.63%, 04/20/27	396	464
7.45%, 04/30/44 (r)	1,400	1,531
Hashemite Kingdom of Jordan Government Bond, 2.50%, 10/30/20	5,000	5,083
Indonesia Government International Bond, 5.38%, 10/17/23	200	218
International Finance Corp., 0.88%, 06/15/18	6,900	6,783
Israel Government AID Bond
5.50%, 09/18/23 - 04/26/24	5,000	6,167
5.50%, 12/04/23 (e)	500	617
Italy Buoni Poliennali Del Tesoro
1.15%, 05/15/17, EUR	1,880	2,302
4.50%, 02/01/18, EUR	1,510	2,038
5.00%, 09/01/40, EUR	560	895
Kommunalbanken A/S, 1.00%, 09/26/17 (r)	2,300	2,290
Mexico Bonos
6.50%, 06/10/21, MXN	6,507	463
8.00%, 12/07/23, MXN	6,841	533
7.50%, 06/03/27, MXN	5,200	393
8.50%, 05/31/29, MXN	3,453	283
Mexico Government International Bond, 4.75%, 03/08/44	2,670	2,783
Panama Government International Bond, 9.38%, 04/01/29	90	137
Province of Quebec, Canada, 4.60%, 05/26/15	1,475	1,500
Republic of Honduras, 8.75%, 12/16/20 (r)	370	409
Russia Foreign Bond, 4.88%, 09/16/23	200	178

	Shares/Par (t)	Value
Russia Government International Bond, 7.50%, 03/31/30	616	638
Spain Government Bond
2.10%, 04/30/17, EUR	1,290	1,619
0.50%, 10/31/17, EUR	1,610	1,944
4.50%, 01/31/18, EUR	2,860	3,867
4.40%, 10/31/23 (r), EUR	1,200	1,796
5.15%, 10/31/44 (r), EUR	30	52
Tennessee Valley Authority
4.38%, 06/15/15	2,400	2,443
3.88%, 02/15/21	3,700	4,075
5.98%, 04/01/36	1,250	1,748
4.63%, 09/15/60	800	909
Turkey Government International Bond
5.63%, 03/30/21	590	648
6.25%, 09/26/22	1,740	1,986
Venezuela Government International Bond
9.00%, 05/07/23	60	26
8.25%, 10/13/24	240	104
7.65%, 04/21/25	170	72
9.25%, 09/15/27 - 05/07/28	250	110
7.00%, 03/31/38	20	8

		60,334

Treasury Inflation Index Securities - 2.3%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.35%, 09/15/19 (n), EUR	2,559	3,343
Spain Government Inflation Indexed Bond, 0.55%, 11/30/19 (n) (r), EUR	1,624	1,979
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/22 (n)	4,301	4,190
0.38%, 07/15/23 (n)	1,938	1,920
0.63%, 01/15/24 (n)	5,230	5,262
2.50%, 01/15/29 (n)	3,041	3,782
1.38%, 02/15/44 (n)	1,936	2,198

		22,674

U.S. Treasury Securities - 30.0%
U.S. Treasury Bond
6.13%, 11/15/27 (o)	21,000	29,882
3.00%, 05/15/42 (o)	7,900	8,309
3.63%, 08/15/43 (o)	36,500	42,950
3.75%, 11/15/43 (o)	11,000	13,231
3.63%, 02/15/44	9,800	11,541
3.38%, 05/15/44	13,200	14,871
3.00%, 11/15/44	9,600	10,089
U.S. Treasury Note
0.25%, 07/31/15	12,000	12,008
0.75%, 01/15/17	26,100	26,118
1.50%, 01/31/19	41,000	41,013
1.63%, 04/30/19	4,100	4,113
1.75%, 09/30/19	13,700	13,777
1.50%, 11/30/19 (e)	15,600	15,498
1.63%, 12/31/19 (e)	19,800	19,771
2.00%, 10/31/21	14,400	14,433
2.13%, 12/31/21 (e)	14,500	14,640

		292,244

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.7%

Federal Home Loan Mortgage Corp. - 2.6%
Federal Home Loan Mortgage Corp.
3.11%, 02/25/23	1,500	1,556
1.57%, 10/25/24 (i)	296	296
5.00%, 03/01/26 - 06/01/41	3,626	4,020
5.50%, 04/01/28 - 02/01/39	1,950	2,189
3.00%, 03/01/32 - 03/01/43	3,935	3,988
2.83%, 01/01/37 (i)	618	670
6.00%, 08/01/37 - 05/01/40	1,702	1,919

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
6.50%, 01/01/38 - 12/01/38	1,328	1,579
7.00%, 02/01/39	1,103	1,257
4.50%, 11/01/40	7	8
REMIC, 3.03%, 10/25/20 (i)	4,700	4,910
REMIC, 1,156.50%, 06/15/21 (p) (q)	—	—
REMIC, 2.78%, 09/25/22	1,696	1,750
REMIC, 3.46%, 08/25/23 (i)	800	850
REMIC, Interest Only, 5.94%, 11/15/43 (i) (p) (q)	2,062	294

		25,286
Federal National Mortgage Association - 21.7%
Federal National Mortgage Association
2.80%, 03/01/18	2,405	2,489
5.00%, 03/01/18 - 10/01/41	4,115	4,526
3.74%, 05/01/18	1,424	1,515
3.84%, 05/01/18	1,790	1,909
4.50%, 08/01/18 - 08/01/41	9,971	10,862
6.50%, 02/01/19	—	1
4.51%, 06/01/19	4,400	4,760
3.42%, 10/01/20	1,119	1,191
3.63%, 12/01/20	802	866
4.38%, 06/01/21	3,348	3,736
3.83%, 07/01/21	1,591	1,727
5.50%, 09/01/23 - 12/01/39	5,774	6,352
6.00%, 01/01/24 - 05/01/41	25,818	29,310
1.37%, 07/25/24 (i)	440	436
8.00%, 08/01/29 - 01/01/31	43	49
7.00%, 07/01/32 - 03/01/39	661	759
2.11%, 11/01/35 (i)	38	41
2.35%, 05/01/36 (i)	278	296
2.52%, 05/01/36 (i)	252	268
2.55%, 08/01/36 (i)	225	240
2.44%, 09/01/36 (i)	234	249
4.00%, 08/01/39 - 09/01/39	36	39
3.00%, 08/01/42 - 07/01/43	24,247	24,591
3.50%, 01/15/45 - 02/15/45, TBA (g)	52,000	54,044
4.00%, 01/15/45 - 02/15/45, TBA (g)	33,000	35,145
4.50%, 01/15/45, TBA (g)	15,000	16,279
5.00%, 01/15/45, TBA (g)	3,000	3,314
REMIC, 5.00%, 06/25/41 - 10/25/41	3,075	3,434
REMIC, 7.00%, 07/25/42 - 10/25/42	1,495	1,717
REMIC, Interest Only, 4.84%, 11/25/40 (i) (p) (q)	3,946	827

		210,972

Government National Mortgage Association - 0.4%
Government National Mortgage Association
3.95%, 07/15/25	762	815
6.00%, 06/15/34 - 11/15/38	90	102
5.00%, 06/15/40 - 05/15/41	1,806	2,000
5.00%, 01/15/45, TBA (g)	1,000	1,101
REMIC, Interest Only, 6.54%, 08/16/43 (i) (p) (q)	1,373	219

		4,237

Total Government and Agency Obligations (cost $623,910)		644,538

COMMON STOCKS - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (c) (f) (p) (q)	491	—

Total Common Stocks (cost $184)		—

SHORT TERM INVESTMENTS - 5.1%

Investment Companies - 0.7%
JNL Money Market Fund, 0.01% (a) (h)	7,145	7,145

	Shares/Par (t)	Value
Securities Lending Collateral - 4.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	41,334	41,334

Treasury Securities - 0.2%
Mexico Cetes
0.20%, 03/26/15, MXN	849	572
0.20%, 04/01/15, MXN	2,110	1,420

		1,992
Total Short Term Investments (cost $50,467)		50,471
Total Investments - 113.9% (cost $1,085,347)		1,108,619
Total Forward Sales Commitments - (0.1%) (proceeds $1,001)		(1,011)
Other Assets and Liabilities, Net - (13.8%)		(133,855)

Total Net Assets - 100.0%		$973,753

FORWARD SALES COMMITMENTS - 0.1%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.1%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%

Federal National Mortgage Association - 0.1%
Federal National Mortgage Association, 3.00%, 01/15/45, TBA (g)	$1,000	$1,011
Total Forward Sales Commitments - 0.1% (proceeds $1,001)		$1,011

JNL/Goldman Sachs Emerging Markets Debt Fund

CORPORATE BONDS AND NOTES - 25.4%

ARGENTINA - 0.3%
Arcos Dorados Holdings Inc., 6.63%, 09/27/23 (e) (r)	$1,845	$1,799
Transportadora de Gas del Sur SA, 9.63%, 05/14/20 (p) (q)	5	5

		1,804

BANGLADESH - 0.2%
Banglalink Digital Communications Ltd., 8.63%, 05/06/19 (r)	890	883

BRAZIL - 1.5%
Banco do Brasil SA
6.25% (callable at 100 beginning 04/15/24) (m)	2,130	1,555
9.00% (callable at 100 beginning 06/18/24) (e) (m)	1,210	1,125
Banco do Estado do Rio Grande do Sul SA, 7.38%, 02/02/22 (r)	1,670	1,698
Banco Santander Brasil SA, 8.00%, 03/18/16 (r), BRL	4,750	1,697
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28	910	899
Schahin II Finance Co SPV Ltd., 5.88%, 09/25/22	459	369
Tupy SA, 6.63%, 07/17/24 (r)	2,340	2,246

		9,589

CHILE - 2.3%
AES Gener SA
5.25%, 08/15/21 (e)	1,691	1,789
8.38%, 12/18/73 (i) (r)	400	434
Corpbanca SA, 3.88%, 09/22/19 (r)	2,165	2,171
E.CL SA, 5.63%, 01/15/21 (e)	1,270	1,371

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Embotelladora Andina SA, 5.00%, 10/01/23 (r)	810	846
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24 (r)	200	210
Empresa Electrica Angamos SA, 4.88%, 05/25/29 (e) (r)	840	825
GNL Quintero SA, 4.63%, 07/31/29 (r)	3,940	3,988
Sociedad Quimica y Minera de Chile SA
5.50%, 04/21/20 (r)	230	249
3.63%, 04/03/23 (e)	2,670	2,547

		14,430

CHINA - 2.0%
CITIC Ltd.
6.88%, 01/21/18	670	740
8.63% (callable at 100 beginning 11/22/18) (m)	1,300	1,468
6.38%, 04/10/20	900	1,000
6.63%, 04/15/21	1,140	1,293
6.80%, 01/17/23	4,110	4,733
Golden Eagle Retail Group Ltd., 4.63%, 05/21/23	600	554
Kaisa Group Holdings Ltd., 9.00%, 06/06/19	400	252
Logan Property Holdings Co. Ltd., 11.25%, 06/04/19	200	199
Soho China Ltd., 7.13%, 11/07/22 (e)	860	850
Studio City Finance Ltd., 8.50%, 12/01/20 (e) (r)	1,000	1,050
Sunac China Holdings Ltd., 9.38%, 04/05/18	340	346

		12,485

COLOMBIA - 0.9%
Banco de Bogota SA, 5.00%, 01/15/17	330	343
Bancolombia SA, 5.95%, 06/03/21	2,810	3,014
Empresas Publicas de Medellin ESP, 7.63%, 07/29/19	710	834
Pacific Rubiales Energy Corp.
5.13%, 03/28/23 (r)	498	392
5.63%, 01/19/25 (e) (r)	440	338
Transportadora de Gas Internacional SA ESP, 5.70%, 03/20/22	890	934

		5,855

DOMINICAN REPUBLIC - 0.3%
Aeropuertos Dominicanos Siglo XXI SA, 9.25%, 11/13/19	1,868	1,803

GUATEMALA - 0.6%
Agromercantil Senior Trust, 6.25%, 04/10/19 (r)	970	982
Central American Bottling Corp.
6.75%, 02/09/22 (e)	1,510	1,597
6.75%, 02/09/22 (r)	70	74
Comcel Trust, 6.88%, 02/06/24 (r)	1,150	1,205

		3,858

HONG KONG - 0.8%
Metropolitan Light International Ltd., 5.25%, 01/17/18	920	919
New Cotai LLC, 10.63%, 05/01/19 (r) (y)	556	579
Sun Hung Kai Properties Capital Market Ltd.
5.38%, 03/08/17	930	996
4.00%, 11/02/20	1,620	1,674
Wharf Finance Ltd., 4.63%, 02/08/17 (e)	960	1,004

		5,172

INDIA - 0.9%
Greenko Dutch BV, 8.00%, 08/01/19 (r)	1,280	1,123
ICICI Bank Ltd., 6.38%, 04/30/22 (i)	840	863
Reliance Holdings USA Inc., 5.40%, 02/14/22	1,236	1,339
Rolta Americas LLC, 8.88%, 07/24/19	200	172

	Shares/Par (t)	Value
State Bank of India, 6.44%, (callable at 100 beginning 05/15/17) (m)	1,380	1,378
Vedanta Resources Jersey Ltd., 5.50%, 07/13/16 (v)	1,100	1,065

		5,940

INDONESIA - 0.1%
Bumi Capital Pte Ltd., 12.00%, 11/10/16 (d) (p) (q)	100	22
Bumi Investment Pte Ltd., 10.75%, 10/06/17 (d) (p) (q)	2,320	516

		538

IRELAND - 0.3%
Mobile Telesystems OJSC via MTS International Fund, 5.00%, 05/30/23	910	719
Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18	1,100	946

		1,665

ISRAEL - 1.1%
Delek & Avner Tamar Bond Ltd.
2.80%, 12/30/16 (r)	2,230	2,234
3.84%, 12/30/18 (r)	2,170	2,212
Israel Electric Corp. Ltd.
5.63%, 06/21/18 (r)	830	877
7.25%, 01/15/19	1,140	1,270
7.75%, 12/15/27	250	302

		6,895

ITALY - 0.6%
Wind Acquisition Finance SA
4.00%, 07/15/20 (r), EUR	270	321
4.75%, 07/15/20 (r)	360	337
7.38%, 04/23/21 (r)	3,480	3,284

		3,942

JAMAICA - 0.5%
Digicel Group Ltd., 8.25%, 09/30/20	3,260	3,162
Digicel Ltd., 7.00%, 02/15/20 (p) (q)	200	198

		3,360

KAZAKHSTAN - 1.0%
KazMunaiGaz Finance Sub BV, 11.75%, 01/23/15	6,080	6,114

LUXEMBOURG - 0.6%
Altice Financing SA
7.88%, 12/15/19	960	983
6.50%, 01/15/22 (r)	880	860
Altice Finco SA
9.88%, 12/15/20	430	460
8.13%, 01/15/24 (e) (r)	370	361
Millicom International Cellular SA, 4.75%, 05/22/20 (r)	790	744
Telefonica Celular del Paraguay SA, 6.75%, 12/13/22	600	624

		4,032

MEXICO - 1.8%
America Movil SAB de CV, 6.00%, 06/09/19, MXN	42,240	2,880
Cemex Finance LLC, 5.25%, 04/01/21 (e) (r), EUR	886	1,086
Cemex SAB de CV, 4.75%, 01/11/22 (e) (r), EUR	340	403
Gruma SAB de CV, 4.88%, 12/01/24 (e) (r)	1,300	1,345
Grupo Cementos de Chihuahua SAB de CV, 8.13%, 02/08/20 (r)	250	264
Grupo Televisa SAB, 6.00%, 05/15/18	1,974	2,193

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Metalsa SA de CV, 4.90%, 04/24/23 (r)	985	882
Pemex Finance Ltd., 10.61%, 08/15/17	488	543
Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/21 (r)	790	801
Trust F/1401
5.25%, 12/15/24 (r)	1,000	1,030
6.95%, 01/30/44 (p) (q)	280	309

		11,736

NETHERLANDS- 0.0%
Indosat Palapa Co. BV, 7.38%, 07/29/20	184	194

NIGERIA - 0.1%
Helios Towers Finance Netherlands BV, 8.38%, 07/15/19	944	850

PARAGUAY - 0.6%
Banco Continental SAECA, 8.88%, 10/15/17	1,235	1,297
Banco Regional SAECA
8.13%, 01/24/19	406	432
8.13%, 01/24/19 (r)	1,950	2,078

		3,807

PERU - 1.6%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (r)	3,130	3,467
Corp. Lindley SA, 6.75%, 11/23/21 (e)	4,735	5,066
Peru Enhanced Pass-Through Finance Ltd.
0.00%,05/31/18 (j)	384	364
0.00%,06/02/25 (j) (p) (q)	1,007	714
SAN Miguel Industrias Pet SA, 7.75%, 11/06/20 (r)	370	392

		10,003

PHILIPPINES - 1.2%
Alliance Global Group Inc., 6.50%, 08/18/17	1,500	1,605
Energy Development Corp., 6.50%, 01/20/21 (e)	3,120	3,385
San Miguel Corp., 4.88%, 04/26/23 (e)	1,139	1,058
SM Investments Corp., 5.50%, 10/13/17	480	503
SMC Global Power Holdings Corp., 7.50%, (callable at 100 beginning 11/07/19) (m)	1,250	1,267

		7,818

QATAR - 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	1,852	1,986

RUSSIAN FEDERATION - 1.2%
EDC Finance Ltd., 4.88%, 04/17/20 (r)	580	374
Gazprom Neft OAO Via GPN Capital SA
4.38%, 09/19/22	1,679	1,225
6.00%, 11/27/23 (r)	850	676
6.00%, 11/27/23	360	286
Lukoil International Finance BV
3.42%, 04/24/18	3,714	3,157
4.56%, 04/24/23	710	568
Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18 (e) (r)	230	198
Sibur Securities Ltd., 3.91%, 01/31/18 (r)	1,680	1,361

		7,845

SINGAPORE - 0.3%
Olam International Ltd.
6.00%, 10/15/16 (v)	400	422
6.75%, 01/29/18	1,100	1,136
7.50%, 08/12/20	390	432

		1,990

	Shares/Par (t)	Value
SOUTH AFRICA - 0.9%
Transnet SOC Ltd.
10.80%, 11/06/23, ZAR	7,000	651
8.90%, 11/14/27, ZAR	47,000	3,810
10.00%, 03/30/29, ZAR	16,500	1,384

		5,845

SOUTH KOREA- 0.1%
SK E&S Co. Ltd., 4.88%, (callable at 100 beginning 11/26/19) (m)	850	810

TAIWAN - 0.3%
CTBC Bank Co. Ltd., 5.63%, (callable at 100 beginning 03/17/15) (m)	1,580	1,582

THAILAND - 0.7%
Bank of Thailand, 3.22%, 03/01/16, THB	87,900	2,707
PTT Exploration & Production PCL, 4.88%, (callable at 100 beginning 06/18/19) (m) (r)	560	552
PTTEP Canada International Finance Ltd., 5.69%, 04/05/21	832	925

		4,184

TURKEY - 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S, 3.38%, 11/01/22	1,200	1,101
Arcelik AS, 5.00%, 04/03/23	480	462
Global Liman Isletmeleri, 8.13%, 11/14/21 (r)	1,010	894
Turkiye Vakiflar Bankasi Tao, 3.75%, 04/15/18 (r)	1,590	1,570

		4,027

UKRAINE- 0.1%
MHP SA, 8.25%, 04/02/20	1,090	741

UNITED ARAB EMIRATES - 1.2%
Dolphin Energy Ltd., 5.50%, 12/15/21	3,790	4,266
Ruwais Power Co. PJSC, 6.00%, 08/31/36 (r)	3,130	3,607

		7,873

VENEZUELA - 0.2%
Petroleos de Venezuela SA
6.00%, 05/16/24	2,100	788
6.00%, 11/15/26	1,030	376
5.38%, 04/12/27	500	175
5.50%, 04/12/37	90	31
		1,370

VIETNAM - 0.2%
Debt and Asset Trading Corp., 1.00%, 10/10/25	2,190	1,204

Total Corporate Bonds and Notes (cost $170,218)		162,230

GOVERNMENT AND AGENCY OBLIGATIONS - 59.1%

ARGENTINA - 0.2%
Argentina Republic Government International Bond, 0.00%, 12/15/35 (e) (i)	19,500	1,433

BRAZIL - 8.5%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 08/15/16 - 08/15/50 (s), BRL	20,623	19,261
Brazil Letras do Tesouro Nacional, 0.00%, 01/01/16 - 07/01/17 (j), BRL	36,367	10,482
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28 (r)	1,120	1,106
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/18 - 01/01/25, BRL	68,949	23,294

		54,143

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CHILE - 0.5%
Chile Government International Bond, 6.00%, 01/01/18, CLP	595,000	1,052
Inflation Indexed Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22 (n), CLP	418,661	771
Tesoreria General de la Republica Inflation Indexed Note, 3.00%, 01/01/15 (n), CLP	1,034,338	1,705

		3,528

COLOMBIA - 3.2%
Colombia Government International Bond
12.00%, 10/22/15, COP	1,373,000	607
7.75%, 04/14/21, COP	1,138,000	515
4.38%, 03/21/23 (e), COP	102,000	38
Colombia TES
8.00%, 10/28/15, COP	2,039,300	879
11.25%, 10/24/18, COP	242,300	120
7.00%, 05/04/22, COP	31,311,100	13,241
7.50%, 08/26/26, COP	3,835,300	1,614
6.00%, 04/28/28, COP	9,943,200	3,630

		20,644

COSTA RICA - 0.2%
Republic of Costa Rica
11.13%, 03/28/18 (p) (q), CRC	753,500	1,473
9.20%, 03/27/19 (p) (q), CRC	2,750	5

		1,478

CROATIA - 0.7%
Croatia Government International Bond, 3.88%, 05/30/22, EUR	3,530	4,379

DOMINICAN REPUBLIC - 1.0%
Dominican Republic International Bond
16.95%, 02/04/22, DOP	79,900	2,317
14.50%, 02/10/23 (r), DOP	39,200	969
14.50%, 02/10/23, DOP	16,200	401
18.50%, 02/04/28 (r), DOP	99,000	2,880

		6,567

HONDURAS- 0.1%
Republic of Honduras, 8.75%, 12/16/20 (r)	460	508

HUNGARY - 3.8%
Hungary Government Bond
6.75%, 11/24/17 - 10/22/28, HUF	538,970	2,612
4.00%, 04/25/18, HUF	60,500	239
5.50%, 12/20/18 - 06/24/25, HUF	1,062,510	4,640
6.50%, 06/24/19, HUF	999,420	4,365
3.50%, 06/24/20, HUF	1,453,970	5,630
7.50%, 11/12/20, HUF	543,700	2,538
7.00%, 06/24/22, HUF	681,780	3,200
Hungary Government International Bond, 6.00%, 11/24/23, HUF	205,870	933

		24,157

INDONESIA - 0.3%
Indonesia Treasury Bond, 6.13%, 05/15/28, IDR	3,000	—
Perusahaan Penerbit SBSN Indonesia, 4.35%, 09/10/24 (e) (r)	1,980	1,985

		1,985

MALAYSIA - 4.7%
Malaysia Government Bond
3.74%, 02/27/15, MYR	30,200	8,642
3.26%, 03/01/18, MYR	3,240	911
3.65%, 10/31/19, MYR	11,430	3,242
4.38%, 11/29/19, MYR	3,400	992
3.89%, 07/31/20, MYR	7,460	2,120

	Shares/Par (t)	Value
4.16%, 07/15/21, MYR	5,600	1,611
4.05%, 09/30/21, MYR	1,630	466
3.42%, 08/15/22, MYR	1,520	415
3.48%, 03/15/23, MYR	4,160	1,136
4.18%, 07/15/24, MYR	22,290	6,398
4.50%, 04/15/30, MYR	14,400	4,147
Malaysia Government Investment Issue, 4.44%, 05/22/24, MYR	460	134

		30,214

MEXICO - 5.8%
Mexico Bonos
6.25%, 06/16/16, MXN	33	2
7.75%, 12/14/17 - 05/29/31, MXN	128,706	9,563
4.75%, 06/14/18, MXN	177,326	11,992
8.00%, 06/11/20 - 12/07/23, MXN	17,706	1,351
6.50%, 06/10/21 - 06/09/22, MXN	115,792	8,231
10.00%, 12/05/24, MXN	36,713	3,259
7.50%, 06/03/27, MXN	12,238	926
Mexico Government Inflation Indexed Bond
5.00%, 06/16/16 (n), MXN	21,265	1,531
3.50%, 12/14/17 (n), MXN	2,871	208

		37,063

NIGERIA - 0.1%
Nigeria Government Bond, 16.00%, 06/29/19, NGN	73,000	407

PERU - 1.1%
Peru Government International Bond
5.70%, 08/12/24 (r), PEN	16,062	5,379
8.20%, 08/12/26, PEN	2,851	1,147
6.95%, 08/12/31, PEN	32	11
6.90%, 08/12/37, PEN	1,115	389
6.85%, 02/12/42, PEN	1,049	355

		7,281

POLAND - 4.6%
Poland Government Bond
3.25%, 07/25/19 - 07/25/25, PLN	29,430	8,812
5.25%, 10/25/20, PLN	5,350	1,756
5.75%, 10/25/21 - 09/23/22, PLN	31,187	10,765
4.00%, 10/25/23, PLN	24,920	7,926

		29,259

PUERTO RICO - 1.2%
Commonwealth of Puerto Rico
5.25%, 07/01/27 - 07/01/37	100	71
5.13%, 07/01/31 - 07/01/37	45	32
5.50%, 07/01/32 - 07/01/39	315	229
5.63%, 07/01/32	20	15
6.00%, 07/01/34 - 07/01/39	385	282
8.00%, 07/01/35	3,705	3,228
5.88%, 07/01/36	20	14
5.75%, 07/01/38 - 07/01/41	95	69
5.00%, 07/01/41	85	58
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.00%, 07/01/33	65	45
5.75%, 07/01/37	140	100
6.00%, 07/01/38 - 07/01/44	330	234
Puerto Rico Sales Tax Financing Corp.
5.25%, 08/01/27 - 08/01/43	730	515
5.50%, 08/01/28 - 08/01/42	1,450	1,072
6.13%, 08/01/29	60	49
0.00%, 08/01/32 - 08/01/33 (k)	840	598
0.00%, 08/01/35 - 08/01/38 (j)	165	23
5.75%, 08/01/37	340	252
5.38%, 08/01/38 - 08/01/39	315	221

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
6.00%, 08/01/39 - 08/01/42	700	528
6.38%, 08/01/39	55	44
5.00%, 08/01/43	95	63

		7,742

ROMANIA - 1.5%
Romania Government Bond
5.90%, 07/26/17, RON	12,310	3,616
4.75%, 06/24/19, RON	5,810	1,697
5.95%, 06/11/21, RON	12,510	3,893
5.85%, 04/26/23, RON	1,570	491

		9,697

RUSSIAN FEDERATION - 2.8%
AHML Finance Ltd., 7.75%, 02/13/18 (r), RUB	90,600	1,007
Russia Federal Bond
7.60%, 04/14/21, RUB	11,090	130
7.00%, 08/16/23, RUB	247,580	2,731
Russia Foreign Bond
4.50%, 04/04/22	600	531
4.88%, 09/16/23	1,000	891
Russia Government Bond
6.20%, 01/31/18, RUB	90,690	1,172
7.60%, 07/20/22, RUB	131,020	1,499
7.00%, 01/25/23, RUB	146,110	1,617
7.05%, 01/19/28, RUB	385,410	3,981
Russia Government International Bond
7.85%, 03/10/18, RUB	305,000	4,091
7.50%, 03/31/30	92	95

		17,745

SOUTH AFRICA - 1.7%
South Africa Government Bond
8.00%, 12/21/18, ZAR	6,160	546
10.50%, 12/21/27, ZAR	17,330	1,801
8.25%, 03/31/32, ZAR	47,875	4,018
8.50%, 01/31/37, ZAR	1,810	154
8.75%, 01/31/44 - 02/28/49, ZAR	49,030	4,243

		10,762

THAILAND - 5.8%
Thailand Government Bond
3.13%, 12/11/15, THB	36,710	1,127
3.25%, 06/16/17, THB	90,800	2,832
3.88%, 06/13/19, THB	54,810	1,770
3.65%, 12/17/21, THB	466,490	15,123
3.63%, 06/16/23, THB	219,160	7,141
3.58%, 12/17/27, THB	131,500	4,178
3.78%, 06/25/32, THB	20,200	637
Thailand Government Inflation Indexed Bond
1.20%, 07/14/21 (n), THB	121,589	3,538
1.25%, 03/12/28 (n), THB	23,453	639

		36,985

TURKEY - 5.6%
Turkey Government Bond
9.00%, 03/08/17 - 07/24/24, TRY	16,950	7,609
8.30%, 06/20/18, TRY	17,385	7,566
8.80%, 11/14/18, TRY	3,260	1,444
10.40%, 03/27/19 - 03/20/24, TRY	22,050	10,381
8.50%, 07/10/19, TRY	18,540	8,148
9.50%, 01/12/22, TRY	500	233
7.10%, 03/08/23, TRY	1,640	669

		36,050

UNITED STATES OF AMERICA - 5.5%
U.S. Treasury Bond, 3.00%, 11/15/44	2,400	2,522
U.S. Treasury Note
1.75%, 09/30/19	1,500	1,509

	Shares/Par (t)	Value
1.50%, 11/30/19 (e) (o)	15,700	15,597
1.63%, 12/31/19	13,100	13,081
2.13%, 12/31/21	2,400	2,423

		35,132

VENEZUELA - 0.2%
Venezuela Government International Bond
7.75%, 10/13/19	610	271
9.00%, 05/07/23	190	83
8.25%, 10/13/24	720	313
7.65%, 04/21/25	190	81
9.25%, 05/07/28	540	237
7.00%, 03/31/38	30	12

		997

Total Government and Agency Obligations (cost $426,684)		378,156

CREDIT LINKED STRUCTURED NOTES - 10.3%

COLOMBIA - 2.0%
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 10.00%, 07/24/24, Moody’s rating N/A) (p), COP	1,642,000	853
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.00%, 07/24/20, Moody’s rating N/A) (p), COP	4,514,000	2,392
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.25%, 10/24/18, Moody’s rating N/A) (r), COP	10,289,000	5,156
Citigroup Funding Inc. Credit Linked Note (Colombian Government Bond, 11.25%, 10/24/18, Moody’s rating N/A) (r), COP	9,263,000	4,642

		13,043

INDONESIA - 7.6%
Barclays Bank Plc Credit Linked Note (Indonesia Government, 10.00%, 07/15/17, Moody’s rating Baa3) (p) (q), IDR	82,000,000	6,981
Deutsche Bank AG Credit Linked Note (Indonesia Government, 10.75%, 05/15/16, Moody’s rating Baa3) (p) (q), IDR	20,500,000	1,732
Deutsche Bank AG Credit Linked Note (Indonesia Government, 7.00%, 05/15/27, Moody’s rating Baa3) (r), IDR	17,900,000	1,322
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 06/15/32, Moody’s rating Baa3) (r), IDR	13,600,000	1,085
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 07/15/21, Moody’s rating Baa3) (p) (q), IDR	71,400,000	5,888
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 10.00%, 07/18/17, Moody’s rating Baa3) (r), IDR	65,000,000	5,535
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 10.75%, 05/17/16, Moody’s rating Baa3) (r), IDR	86,000,000	7,254
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.13%, 05/17/28, Moody’s rating Baa3) (r), IDR	27,187,000	1,836
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	46,000,000	3,117
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	2,800,000	190
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	71,238,000	6,164

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	16,646,000	1,440
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	5,254,000	455
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 6.63%, 05/15/33, Moody’s Rating Baa3) (r), IDR	18,684,000	1,266
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 8.38%, 03/15/24, Moody’s Rating Baa3) (r), IDR	1,835,000	154
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	9,900,000	857
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	4,261,000	369
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	5,908,000	511
Standard Chartered Bank Credit Linked Note (Republic of Indonesia, 9.00%, 03/15/29, Moody’s Rating Baa3) (r), IDR	26,163,000	2,264

		48,420

NIGERIA - 0.3%
Citigroup Funding Inc. Credit Linked Note (Federal Republic of Nigeria, 10.00%, 07/23/30, Moody’s rating N/A) (r), NGN	276,000	1,071
Citigroup Funding Inc. Credit Linked Note (Federal Republic of Nigeria, 16.00%, 07/03/19, Moody’s rating N/A) (r), NGN	115,000	641
HSBC Bank Credit Linked Note (Federal Republic of Nigeria, 7.00%, 10/23/19, Moody’s rating N/A) (r), NGN	97,580	385

		2,097

ZAMBIA - 0.4%
Citigroup Inc. Credit Linked Note (Republic of Zambia, 0.00%, 05/18/15, Moody’s Rating N/A) (j) (r), ZMW	4,160	611
Standard Charter Bank Credit Linked Note (Republic of Zambia, 11.00%, 02/16/19, Moody’s Rating N/A) (r), ZMW	8,290	943
Standard Chartered Bank Credit Linked Note (Republic of Zambia, 11.00%, 09/02/17, Moody’s Rating N/A) (r), ZMW	2,650	335
Standard Chartered Bank Credit Linked Note (Republic of Zambia, 13.00%, 08/29/24, Moody’s Rating N/A), (r), ZMW	3,470	351

		2,240

Total Credit Linked Structured Notes (cost $84,228)		65,800

COMMON STOCKS - 0.0%

Hong Kong - 0.0%
New Cotai LLC (c) (f)	—	28

Total Common Stocks (cost $0)		28

SHORT TERM INVESTMENTS - 7.5%

Securities Lending Collateral - 4.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	26,926	26,926

Treasury Securities - 3.3%
Bank Negara Malaysia Monetary Note, 0.86%, 08/04/15, MYR	29,770	8,341

	Shares/Par (t)	Value
Israel Treasury Bill, 0.12%, 05/06/15, ILS	17,740	4,545
Mexico Cetes
0.20%, 03/12/15, MXN	5,157	3,476
0.20%, 04/01/15, MXN	1,701	1,144
Nigeria Treasury Bill
0.06%, 05/07/15, NGN	108,960	569
0.06%, 06/04/15, NGN	170,080	880
0.06%, 09/03/15, NGN	389,750	1,957
U.S. Treasury Bill, 0.10%, 08/20/15 (o)	$400	400

		21,312

Total Short Term Investments (cost $50,124)		48,238

Total Investments - 102.3% (cost $731,254)		654,452
Other Assets and Liabilities, Net - (2.3%)		(14,746)

Total Net Assets - 100.0%		$639,706

JNL/Goldman Sachs Mid Cap Value Fund

COMMON STOCKS - 96.1%

CONSUMER DISCRETIONARY - 14.6%
AMC Networks Inc. - Class A (c)	199	$12,685
American Axle & Manufacturing Holdings Inc. (c)	12	268
CST Brands Inc.	11	488
Dollar Tree Inc. (c)	8	570
Expedia Inc.	81	6,930
Fossil Group Inc. (c)	74	8,216
Gannett Co. Inc.	22	691
Gap Inc.	551	23,183
Gildan Activewear Inc. (e)	10	582
GNC Holdings Inc. - Class A	148	6,964
HanesBrands Inc.	7	779
HSN Inc.	3	217
Jack in the Box Inc.	7	545
Jarden Corp. (c)	12	551
Krispy Kreme Doughnuts Inc. (c) (e)	27	540
Lear Corp.	6	572
Lennar Corp. - Class A	12	518
Liberty Broadband Corp. - Class A (c)	28	1,417
Liberty Broadband Corp. - Class C (c)	59	2,923
Liberty Interactive Corp. - Interactive Class A (c)	322	9,462
Liberty Media Corp. - Class A (c)	115	4,039
Liberty Media Corp. - Class C (c)	299	10,490
Liberty Ventures - Class A (c)	4	160
Lithia Motors Inc. - Class A	5	467
Live Nation Inc. (c)	27	708
Madison Square Garden Inc. - Class A (c)	6	481
Meritage Homes Corp. (c)	9	321
MGM Resorts International (c)	622	13,288
Mohawk Industries Inc. (c)	80	12,445
Office Depot Inc. (c)	15	129
Pandora Media Inc. (c) (e)	370	6,605
PVH Corp.	60	7,713
Scripps Networks Interactive Inc.	67	5,018
Staples Inc.	647	11,719
Starwood Hotels & Resorts Worldwide Inc.	184	14,906
Toll Brothers Inc. (c)	343	11,768
Urban Outfitters Inc. (c)	229	8,046
Vail Resorts Inc.	4	353
Visteon Corp. (c)	4	467

		187,224

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CONSUMER STAPLES - 6.4%
ConAgra Foods Inc.	494	17,906
Energizer Holdings Inc.	110	14,089
Hain Celestial Group Inc. (c)	7	415
Hormel Foods Corp.	11	550
Kroger Co.	152	9,769
Molson Coors Brewing Co.	124	9,215
Pinnacle Foods Inc.	11	406
Rite Aid Corp. (c)	47	354
Spectrum Brands Holdings Inc.	8	784
Tyson Foods Inc. - Class A	433	17,351
Whole Foods Market Inc.	226	11,385

		82,224

ENERGY - 4.1%
Chesapeake Energy Corp.	649	12,698
Cimarex Energy Co.	59	6,247
Eclipse Resources Corp. (c)	19	137
Energen Corp.	16	1,007
Laredo Petroleum Holdings Inc. (c) (e)	23	237
Oil States International Inc. (c)	81	3,953
QEP Resources Inc.	18	354
Rice Energy Inc. (c)	26	541
SM Energy Co.	11	419
Southwestern Energy Co. (c)	584	15,934
Tesoro Corp.	154	11,442

		52,969

FINANCIALS - 28.6%
Allied World Assurance Co. Holdings Ltd.	21	794
American Campus Communities Inc.	13	535
American Equity Investment Life Holding Co.	24	695
Ares Capital Corp.	10	159
Arthur J Gallagher & Co.	227	10,707
AvalonBay Communities Inc.	100	16,339
BancorpSouth Inc.	20	455
Bank of Hawaii Corp.	3	190
Bank of the Ozarks Inc.	17	656
BankUnited Inc.	15	436
Brixmor Property Group Inc.	794	19,718
Brown & Brown Inc.	11	370
CBL & Associates Properties Inc.	49	956
CNO Financial Group Inc.	46	787
Cullen/Frost Bankers Inc.	9	664
DDR Corp.	778	14,293
E*TRADE Financial Corp. (c)	31	755
East West Bancorp Inc.	18	711
Empire State Realty Trust Inc. - Class A	43	756
Endurance Specialty Holdings Ltd.	10	590
Everest Re Group Ltd.	83	14,100
Fifth Third Bancorp	894	18,224
First Cash Financial Services Inc. (c)	4	232
Genworth Financial Inc. - Class A (c)	407	3,461
Glacier Bancorp Inc.	13	354
Hanover Insurance Group Inc.	3	212
HCC Insurance Holdings Inc.	13	720
Highwoods Properties Inc.	23	1,034
Huntington Bancshares Inc.	1,684	17,716
Invesco Ltd.	411	16,233
Kennedy-Wilson Holdings Inc.	12	305
Lincoln National Corp.	402	23,161
M&T Bank Corp. (e)	103	12,878
MarketAxess Holdings Inc.	4	270
NASDAQ OMX Group Inc.	211	10,108
National Health Investors Inc.	8	527
Navient Corp.	836	18,066
OM Asset Management Plc (c)	20	317
PacWest Bancorp	18	830
Pebblebrook Hotel Trust	27	1,216
Post Properties Inc.	19	1,105

	Shares/Par (t)	Value
Principal Financial Group Inc.	374	19,433
PrivateBancorp Inc.	21	685
ProAssurance Corp.	8	365
Prosperity Bancshares Inc.	9	518
Protective Life Corp.	5	380
PS Business Parks Inc.	6	490
Radian Group Inc.	40	665
Raymond James Financial Inc.	238	13,614
RLJ Lodging Trust	376	12,609
Signature Bank (c)	96	12,122
SLM Corp.	1,379	14,052
Starwood Property Trust Inc.	696	16,182
Stifel Financial Corp. (c)	11	550
Strategic Hotels & Resorts Inc. (c)	50	663
Taubman Centers Inc.	114	8,710
Texas Capital Bancshares Inc. (c)	6	302
Torchmark Corp.	14	776
UMB Financial Corp.	9	509
Unum Group	234	8,176
Validus Holdings Ltd.	238	9,886
Voya Financial Inc.	260	11,005
Webster Financial Corp.	18	573
WR Berkley Corp.	12	612
XL Group Plc	455	15,651
Zions Bancorp	268	7,635

		367,798

HEALTH CARE - 8.8%
Allscripts-Misys Healthcare Solutions Inc. (c)	554	7,078
Cardinal Health Inc.	182	14,670
Catalent Inc. (c)	13	369
CIGNA Corp.	203	20,893
Endo International Plc (c) (e)	253	18,217
Envision Healthcare Holdings Inc. (c)	187	6,496
HealthSouth Corp.	16	598
Laboratory Corp. of America Holdings (c)	149	16,069
Mylan Inc. (c)	196	11,062
PerkinElmer Inc.	6	264
Tenet Healthcare Corp. (c)	6	280
TESARO Inc. (c) (e)	4	163
Tornier BV (c) (e)	11	290
Zimmer Holdings Inc.	144	16,342

		112,791

INDUSTRIALS - 9.1%
Actuant Corp. - Class A	12	317
Alliant Techsystems Inc.	133	15,434
AO Smith Corp.	6	345
Armstrong World Industries Inc. (c)	183	9,344
Belden Inc.	5	399
Carlisle Cos. Inc.	14	1,240
Curtiss-Wright Corp.	4	278
Dun & Bradstreet Corp.	36	4,355
Esterline Technologies Corp. (c)	10	1,105
Fortune Brands Home & Security Inc.	262	11,843
Graco Inc.	4	284
Hertz Global Holdings Inc. (c)	621	15,478
Hubbell Inc. - Class B	4	428
Kansas City Southern	81	9,907
Kennametal Inc.	11	397
Lincoln Electric Holdings Inc.	6	406
Pall Corp.	6	583
Quanta Services Inc. (c)	13	366
Sensata Technologies Holding NV (c)	8	418
Terex Corp.	320	8,930
Textron Inc.	313	13,199
Timken Co.	9	383
Triumph Group Inc.	221	14,887

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
United Continental Holdings Inc. (c)	76	5,108
Waste Connections Inc.	9	410
WESCO International Inc. (c) (e)	10	728
Xylem Inc.	14	532

		117,104

INFORMATION TECHNOLOGY - 11.5%
Altera Corp.	299	11,042
Analog Devices Inc.	143	7,961
Anixter International Inc.	6	495
AOL Inc. (c)	146	6,741
Atmel Corp. (c)	1,115	9,364
Avnet Inc.	12	511
Broadcom Corp.	191	8,279
Brocade Communications Systems Inc.	899	10,643
Check Point Software Technologies Ltd. (c) (e)	112	8,828
Citrix Systems Inc. (c)	134	8,575
Cypress Semiconductor Corp. (e)	26	366
IAC/InterActiveCorp.	13	767
Informatica Corp. (c)	192	7,340
Ingram Micro Inc. - Class A (c)	20	550
Intersil Corp. - Class A	23	340
JDS Uniphase Corp. (c)	42	576
Juniper Networks Inc.	439	9,792
Keysight Technologies Inc. (c)	107	3,616
Maxim Integrated Products Inc.	561	17,871
NetApp Inc.	204	8,468
PTC Inc. (c)	14	524
Red Hat Inc. (c)	101	6,951
Semtech Corp. (c)	11	304
SS&C Technologies Holdings Inc.	7	392
Synopsys Inc. (c)	13	581
Teradyne Inc.	21	421
Vantiv Inc. - Class A (c)	9	299
Verint Systems Inc. (c)	7	426
Vishay Intertechnology Inc. (e)	31	435
Xerox Corp.	1,097	15,201
Zebra Technologies Corp. (c)	3	244

		147,903

MATERIALS - 5.8%
AK Steel Holding Corp. (c) (e)	29	171
Ashland Inc.	2	210
Axalta Coating Systems Ltd. (c)	319	8,305
Carpenter Technology Corp.	174	8,579
Celanese Corp. - Class A	153	9,187
CF Industries Holdings Inc.	41	11,282
MeadWestvaco Corp.	18	817
Methanex Corp.	7	321
NewMarket Corp.	—	117
Packaging Corp. of America	164	12,801
PolyOne Corp.	8	322
Reliance Steel & Aluminum Co.	89	5,468
Royal Gold Inc.	3	188
RPM International Inc.	12	596
TimkenSteel Corp.	149	5,514
United States Steel Corp. (e)	9	229
Valspar Corp.	111	9,578
WR Grace & Co. (c)	4	377

		74,062

UTILITIES - 7.2%
Atmos Energy Corp.	15	857
CMS Energy Corp.	25	869
FirstEnergy Corp.	645	25,155
IDACORP Inc.	9	599
NRG Energy Inc.	415	11,192
OGE Energy Corp.	18	640

	Shares/Par (t)	Value
PG&E Corp.	325	17,288
Pinnacle West Capital Corp.	9	589
Questar Corp.	31	792
SCANA Corp. (e)	154	9,320
Sempra Energy	215	23,888
Vectren Corp.	12	554
Westar Energy Inc.	18	726

		92,469

Total Common Stocks (cost $1,103,241)		1,234,544

RIGHTS - 0.0%
Liberty Broadband Corp. (c) (e)	17	165

Total Rights (cost $0)		165

SHORT TERM INVESTMENTS - 4.9%

Investment Companies - 4.1%
JNL Money Market Fund, 0.01% (a) (h)	52,203	52,203

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	10,822	10,822

Total Short Term Investments (cost $63,025)		63,025

Total Investments - 101.0% (cost $1,166,266)		1,297,734
Other Assets and Liabilities, Net - (1.0%)		(13,469)

Total Net Assets - 100.0%		$1,284,265

JNL/Goldman Sachs U.S. Equity Flex Fund

COMMON STOCKS - 121.3%

CONSUMER DISCRETIONARY - 25.5%
Amazon.com Inc. (c)	13	$4,177
CBS Corp. - Class B (e)	167	9,248
Comcast Corp. - Class A	90	5,194
Expedia Inc. (e)	36	3,049
Fossil Group Inc. (c)	30	3,295
Gap Inc.	255	10,747
General Motors Co.	104	3,642
GNC Holdings Inc. - Class A	50	2,325
Liberty Global Plc - Class C (c) (e)	133	6,420
MGM Resorts International (c) (e)	169	3,619
Mohawk Industries Inc. (c) (o)	16	2,415
PVH Corp.	22	2,856
SFX Entertainment Inc. (c) (e)	389	1,763
Staples Inc. (e)	182	3,303
Starwood Hotels & Resorts Worldwide Inc.	51	4,151
TJX Cos. Inc.	66	4,498
Twenty-First Century Fox Inc. - Class B	117	4,304
Urban Outfitters Inc. (c) (e)	99	3,474
Viacom Inc. - Class B	67	5,051
Yum! Brands Inc.	71	5,163

		88,694

CONSUMER STAPLES - 10.8%
Anheuser-Busch InBev NV - ADR	16	1,752
ConAgra Foods Inc.	149	5,401
Constellation Brands Inc. - Class A (c)	28	2,714
Energizer Holdings Inc.	15	1,961
JM Smucker Co. (e)	18	1,798
Kroger Co.	68	4,336
Molson Coors Brewing Co. (o)	30	2,242
Mondelez International Inc. - Class A (o)	167	6,049
Procter & Gamble Co.	34	3,059
Tyson Foods Inc. (e)	107	4,280

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Whole Foods Market Inc. (e)	75	3,774

		37,366

ENERGY - 7.7%
Apache Corp. (e) (o)	85	5,356
Devon Energy Corp.	104	6,342
Exxon Mobil Corp.	101	9,299
Southwestern Energy Co. (c) (e)	208	5,686

		26,683

FINANCIALS - 20.1%
Affiliated Managers Group Inc. (c) (o)	16	3,416
AFLAC Inc. (e)	84	5,132
American International Group Inc.	123	6,869
Ameriprise Financial Inc.	24	3,181
AvalonBay Communities Inc.	12	1,973
Bank of America Corp. (o)	504	9,021
Blackstone Mortgage Trust Inc. - Class A (e)	142	4,136
Capital One Financial Corp.	25	2,067
Fifth Third Bancorp	195	3,973
Franklin Resources Inc. (e) (o)	71	3,937
Hartford Financial Services Group Inc. (e)	89	3,706
JPMorgan Chase & Co.	114	7,121
Navient Corp. (o)	124	2,673
Prudential Financial Inc.	92	8,342
SunTrust Banks Inc. (e)	41	1,736
Travelers Cos. Inc. (e)	24	2,507

		69,790

HEALTH CARE - 17.1%
Actavis Plc (c) (e)	12	3,146
Amgen Inc.	19	2,972
Bristol-Myers Squibb Co.	67	3,984
Celgene Corp. (c) (e)	31	3,520
Eli Lilly & Co.	17	1,183
Express Scripts Holding Co. (c) (e)	64	5,422
Gilead Sciences Inc. (c)	26	2,413
Medtronic Inc. (e)	127	9,155
Merck & Co. Inc. (o)	38	2,148
Mylan Inc. (c) (o)	111	6,283
Pfizer Inc.	454	14,131
UnitedHealth Group Inc. (o)	33	3,380
Vertex Pharmaceuticals Inc. (c)	15	1,785

		59,522

INDUSTRIALS - 10.1%
Boeing Co. (e)	52	6,798
General Electric Co.	595	15,045
Hertz Global Holdings Inc. (c)	201	5,024
Timken Co. (e)	44	1,876
United Parcel Service Inc. - Class B (e)	28	3,095
Waste Management Inc. (e)	64	3,261

		35,099

INFORMATION TECHNOLOGY - 24.2%
Activision Blizzard Inc.	143	2,889
Adobe Systems Inc. (c)	44	3,180
Apple Inc.	115	12,690
Cisco Systems Inc.	247	6,860
eBay Inc. (c)	77	4,339
EMC Corp.	325	9,664
Google Inc. - Class A (c)	23	12,135
Google Inc. - Class C (c)	4	2,327
Maxim Integrated Products Inc. (o)	135	4,310
Microsoft Corp. (o)	213	9,905
NetApp Inc.	89	3,677
Red Hat Inc. (c)	63	4,339
SAP AG - ADR (e)	70	4,874

	Shares/Par (t)	Value
Vantiv Inc. - Class A (c)	89	3,014

		84,203

MATERIALS - 2.2%
Carpenter Technology Corp. (e)	62	3,050
Eastman Chemical Co. (e)	30	2,300
TimkenSteel Corp.	62	2,278

		7,628

TELECOMMUNICATION SERVICES - 2.0%
Verizon Communications Inc.	145	6,794

UTILITIES - 1.6%
FirstEnergy Corp. (e)	39	1,531
NextEra Energy Inc. (e)	16	1,654
PG&E Corp. (e)	47	2,518

		5,703

Total Common Stocks (cost $379,237)		421,482

SHORT TERM INVESTMENTS - 4.0%

Investment Companies - 4.0%
JNL Money Market Fund, 0.01% (a) (h)	13,962	13,962

Total Short Term Investments (cost $13,962)		13,962

Total Investments - 125.3% (cost $393,199)		435,444
Total Securities Sold Short - (24.1%) (proceeds $80,092)		(83,873)
Other Assets and Liabilities, Net - (1.2%)		(4,112)

Total Net Assets - 100.0%		$347,459

SECURITIES SOLD SHORT - 24.1%

COMMON STOCKS - 24.1%

CONSUMER DISCRETIONARY - 5.5%
Advance Auto Parts Inc.	6	$891
AutoZone Inc.	2	1,103
Chipotle Mexican Grill Inc. - Class A	2	1,185
Coach Inc.	35	1,328
Garmin Ltd.	15	784
Interpublic Group of Cos. Inc.	30	616
Kohl’s Corp.	25	1,536
Marriott International Inc. - Class A	17	1,324
McDonald’s Corp.	6	539
Meredith Corp.	17	943
O’Reilly Automotive Inc.	6	1,182
Target Corp.	31	2,347
Time Warner Inc.	13	1,111
Walt Disney Co.	21	1,992
Wynn Resorts Ltd.	8	1,233
Zumiez Inc.	30	1,153

		19,267

CONSUMER STAPLES - 2.4%
Archer-Daniels-Midland Co.	30	1,556
Campbell Soup Co.	38	1,686
Clorox Co.	32	3,311
General Mills Inc.	33	1,735

		8,288

ENERGY - 1.9%
Chevron Corp.	11	1,194
Murphy Oil Corp.	22	1,105
Phillips 66	36	2,614
Valero Energy Corp.	37	1,843

		6,756

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
FINANCIALS - 3.7%
ACE Ltd.	7	828
Apartment Investment & Management Co.	26	976
Chubb Corp.	14	1,446
FirstMerit Corp.	95	1,791
Government Properties Income Trust	111	2,553
Janus Capital Group Inc.	139	2,247
People’s United Financial Inc.	92	1,398
Valley National Bancorp	153	1,484

		12,723

HEALTH CARE - 2.3%
AmerisourceBergen Corp.	9	805
Baxter International Inc.	8	566
Edwards Lifesciences Corp.	9	1,171
HCA Holdings Inc.	10	725
Johnson & Johnson	34	3,537
Teva Pharmaceutical Industries Ltd. - ADR	18	1,012

		7,816

INDUSTRIALS - 1.6%
Deere & Co.	10	906
Lockheed Martin Corp.	9	1,648
Northrop Grumman Systems Corp.	10	1,506
Precision Castparts Corp.	6	1,421

		5,481

INFORMATION TECHNOLOGY - 5.4%
Corning Inc.	108	2,483
FactSet Research Systems Inc.	19	2,690
Flextronics International Ltd.	226	2,532
International Business Machines Corp.	14	2,308
Micron Technology Inc.	47	1,641
Paychex Inc.	40	1,839
Texas Instruments Inc.	58	3,116
Total System Services Inc.	68	2,308

		18,917

MATERIALS - 0.3%
Allegheny Technologies Inc.	25	868
Cliffs Natural Resources Inc.	47	338

		1,206

TELECOMMUNICATION SERVICES - 0.3%
CenturyLink Inc.	28	1,128

UTILITIES - 0.7%
Southern Co.	47	2,291

Total Securities Sold Short - 24.1% (proceeds $80,092)		$83,873

JNL/Invesco Global Real Estate Fund

COMMON STOCKS - 97.6%

AUSTRALIA - 6.0%
Dexus Property Group	2,175	$12,312
Federation Centres Ltd.	5,753	13,395
Goodman Group	4,297	19,846
Scentre Group (c) (e)	10,549	29,887
Stockland	7,185	24,011
Westfield Corp.	3,140	23,018

		122,469

AUSTRIA - 0.2%
Conwert Immobilien Invest SE (e)	407	4,803

CANADA - 3.2%
Allied Properties REIT	655	21,118
Boardwalk REIT (e)	165	8,729
Canadian REIT	366	14,413

	Shares/Par (t)	Value
Chartwell Retirement Residences	708	7,255
H&R REIT	721	13,493

		65,008

CHINA - 0.2%
China Overseas Land & Investment Ltd.	1,538	4,550

FINLAND - 0.3%
Sponda Oyj	1,483	6,455

FRANCE - 3.9%
Gecina SA	55	6,812
Icade SA	85	6,774
Klepierre	60	2,567
Mercialys SA	359	8,007
Unibail-Rodamco SE	212	54,418

		78,578

GERMANY - 2.0%
Deutsche Wohnen AG	996	23,498
LEG Immobilien AG	226	16,863

		40,361

HONG KONG - 7.5%
Henderson Land Development Co. Ltd. (e)	1,497	10,405
Hongkong Land Holdings Ltd.	4,017	27,065
Hysan Development Co. Ltd.	1,532	6,799
Kerry Properties Ltd.	1,122	4,046
Link REIT	5,627	35,229
New World Development Ltd.	8,733	10,026
Sun Hung Kai Properties Ltd.	3,506	53,117
Wharf Holdings Ltd.	914	6,562

		153,249

JAPAN - 11.7%
Activia Properties Inc.	1	11,269
Hulic Reit Inc.	3	4,098
Japan Hotel REIT Investment Corp.	13	8,572
Japan Logistics Fund Inc.	3	7,179
Japan Prime Realty Investment Corp. (e)	4	12,251
Japan Real Estate Investment Corp. (e)	1	3,411
Japan Retail Fund Investment Corp.	6	11,727
Kenedix Realty Investment Corp.	2	12,588
Mitsubishi Estate Co. Ltd.	2,081	43,849
Mitsui Fudosan Co. Ltd.	2,536	68,004
Mori Hills REIT Investment Corp.	6	8,888
Nippon Prologis REIT Inc.	5	10,520
Nomura Real Estate Office Fund Inc.	—	1,309
Sumitomo Realty & Development Co. Ltd.	656	22,349
Tokyu Fudosan Holdings Corp	784	5,441
United Urban Investment Corp.	4	6,501

		237,956

LUXEMBOURG - 0.8%
Gagfah Sa (c)	702	15,682

MALTA - 0.0%
BGP Holdings Plc (c) (f) (q)	5,552	—

NETHERLANDS - 0.5%
Wereldhave NV	143	9,865

SINGAPORE - 3.0%
Ascendas REIT	4,512	8,093
CapitaCommercial Trust	9,870	13,031
CapitaLand Ltd.	5,323	13,235
CapitaMall Trust	2,520	3,869
Global Logistic Properties Ltd. (e)	7,246	13,509
Keppel Land Ltd.	1,986	5,116
Suntec REIT	2,636	3,900

		60,753

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SWEDEN - 1.0%
Castellum AB	719	11,203
Fabege AB	333	4,271
Wihlborgs Fastigheter AB	311	5,682

		21,156

UNITED KINGDOM - 6.1%
Big Yellow Group Plc	654	6,163
Derwent London Plc	280	13,090
Great Portland Estates Plc	1,781	20,319
Hammerson Plc	2,170	20,321
Land Securities Group Plc	2,869	51,575
Quintain Estates & Development Plc (c)	2,757	4,093
Unite Group Plc	1,212	8,786
		124,347

UNITED STATES OF AMERICA - 51.2%
AvalonBay Communities Inc.	505	82,500
Boston Properties Inc.	414	53,307
Brixmor Property Group Inc.	630	15,659
Brookdale Senior Living Inc. (c)	383	14,035
Cousins Properties Inc.	1,950	22,269
CubeSmart	871	19,227
DDR Corp.	2,571	47,205
EastGroup Properties Inc.	152	9,637
Empire State Realty Trust Inc. - Class A	772	13,563
Essex Property Trust Inc.	178	36,823
Federal Realty Investment Trust	267	35,634
General Growth Properties Inc.	1,400	39,383
Health Care REIT Inc.	431	32,587
Healthcare Realty Trust Inc. (e)	830	22,673
Healthcare Trust of America Inc. - Class A	861	23,202
Hilton Worldwide Holdings Inc. (c)	798	20,813
Host Hotels & Resorts Inc.	1,091	25,930
Hudson Pacific Properties Inc.	706	21,213
Kilroy Realty Corp.	106	7,294
LaSalle Hotel Properties	765	30,964
Mid-America Apartment Communities Inc.	381	28,483
National Health Investors Inc.	205	14,363
National Retail Properties Inc.	605	23,834
Paramount Group Inc. (c)	434	8,061
Piedmont Office Realty Trust Inc.	807	15,211
ProLogis Inc.	1,527	65,699
Public Storage	250	46,176
Realty Income Corp. (e)	452	21,558
Retail Opportunity Investments Corp.	959	16,107
RLJ Lodging Trust	911	30,546
Simon Property Group Inc.	638	116,106
SL Green Realty Corp.	294	35,000
UDR Inc.	833	25,687
Ventas Inc.	239	17,129
Washington Prime Group Inc.	339	5,833

		1,043,711

Total Common Stocks (cost $1,756,349)		1,988,943

SHORT TERM INVESTMENTS - 3.6%

Investment Companies - 2.0%
JNL Money Market Fund, 0.01% (a) (h)	39,830	39,830

	Shares/Par (t)	Value

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	32,096	32,096

Total Short Term Investments (cost $71,926)		71,926

Total Investments - 101.2% (cost $1,828,275)		2,060,869
Other Assets and Liabilities, Net - (1.2%)		(23,692)

Total Net Assets - 100.0%		$2,037,177

JNL/Invesco Small Cap Growth Fund

COMMON STOCKS - 96.9%

CONSUMER DISCRETIONARY - 14.1%
Ann Inc. (c)	165	$6,031
BJ’s Restaurants Inc. (c)	145	7,279
Brunswick Corp.	139	7,145
Cheesecake Factory Inc.	134	6,728
Choice Hotels International Inc.	126	7,053
Domino’s Pizza Inc.	70	6,591
DSW Inc. - Class A	190	7,090
Five Below Inc. (c)	153	6,247
G-III Apparel Group Ltd. (c)	95	9,606
Group 1 Automotive Inc.	90	8,048
HomeAway Inc. (c)	190	5,655
Jack in the Box Inc.	184	14,687
Pool Corp.	109	6,932
Sinclair Broadcast Group Inc. - Class A (e)	218	5,957
Standard-Pacific Corp. (c)	833	6,072
Steven Madden Ltd. (c)	178	5,678
Vitamin Shoppe Inc. (c)	86	4,171
WABCO Holdings Inc. (c)	81	8,518

		129,488
CONSUMER STAPLES - 1.4%
B&G Foods Inc.	173	5,175
Lancaster Colony Corp.	84	7,860

		13,035

ENERGY - 3.5%
Atwood Oceanics Inc.	103	2,916
Dril-Quip Inc. (c)	74	5,681
Energen Corp.	99	6,318
Laredo Petroleum Holdings Inc. (c) (e)	235	2,433
Oasis Petroleum Inc. (c)	176	2,904
Patterson-UTI Energy Inc.	151	2,497
SemGroup Corp. - Class A	80	5,487
Ultra Petroleum Corp. (c) (e)	311	4,089

		32,325

FINANCIALS - 7.0%
Affiliated Managers Group Inc. (c)	30	6,385
American Equity Investment Life Holding Co.	297	8,676
Greenhill & Co. Inc. (e)	90	3,937
Hancock Holding Co.	199	6,122
Home Bancshares Inc.	196	6,319
Janus Capital Group Inc. (e)	519	8,374
Stifel Financial Corp. (c)	194	9,877
SVB Financial Group (c)	72	8,344
UMB Financial Corp.	115	6,520

		64,554

HEALTH CARE - 21.4%
Alnylam Pharmaceuticals Inc. (c)	81	7,891
Bio-Techne Corp.	77	7,071
Catalent Inc. (c)	6	179
Chemed Corp.	88	9,298

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Community Health Systems Inc. (c)	167	9,016
DexCom Inc. (c)	164	9,010
Envision Healthcare Holdings Inc. (c)	192	6,672
Exact Sciences Corp. (c) (e)	424	11,639
HealthSouth Corp.	206	7,929
HMS Holdings Corp. (c) (e)	138	2,911
Incyte Corp. (c)	142	10,385
Insulet Corp. (c)	148	6,805
Jazz Pharmaceuticals Plc (c)	41	6,663
Nektar Therapeutics (c) (e)	533	8,262
NPS Pharmaceuticals Inc. (c)	216	7,726
NuVasive Inc. (c)	190	8,973
Pacira Pharmaceuticals Inc. (c) (e)	63	5,597
PAREXEL International Corp. (c)	138	7,670
PerkinElmer Inc.	143	6,255
Repligen Corp. (c)	154	3,055
Salix Pharmaceuticals Ltd. (c)	64	7,340
Seattle Genetics Inc. (c) (e)	154	4,943
Select Medical Holdings Corp.	490	7,060
Sirona Dental Systems Inc. (c)	87	7,564
STERIS Corp.	148	9,586
Thoratec Corp. (c)	142	4,606
VCI Inc. (c)	251	12,244

		196,350

INDUSTRIALS - 16.9%
Acuity Brands Inc.	64	9,011
AO Smith Corp.	188	10,602
Corrections Corp. of America	219	7,968
Crane Co.	103	6,068
Forward Air Corp.	164	8,283
Hexcel Corp. (c)	153	6,344
ITT Corp.	213	8,608
Kirby Corp. (c)	86	6,940
Knight Transportation Inc.	330	11,112
Lincoln Electric Holdings Inc.	130	8,955
MasTec Inc. (c)	195	4,414
Old Dominion Freight Line Inc. (c)	15	1,126
Pitney Bowes Inc.	353	8,612
Steelcase Inc. - Class A	410	7,363
Swift Transporation Co. - Class A (c)	352	10,088
Tetra Tech Inc.	218	5,808
TransDigm Group Inc.	36	7,103
Wabtec Corp.	137	11,916
Watsco Inc.	72	7,742
WESCO International Inc. (c) (e)	86	6,564

		154,627

INFORMATION TECHNOLOGY - 27.1%
Arris Group Inc. (c)	314	9,475
Aspen Technology Inc. (c)	189	6,604
Atmel Corp. (c)	923	7,751
Booz Allen Hamilton Holding Corp.	266	7,051
Cadence Design Systems Inc. (c)	397	7,526
Cavium Inc. (c)	135	8,345
Cognex Corp. (c)	166	6,870
CommVault Systems Inc. (c)	82	4,249
CoStar Group Inc. (c)	70	12,932
Cray Inc. (c) (e)	257	8,858
Dealertrack Technologies Inc. (c)	168	7,435
Envestnet Inc. (c)	133	6,526
EPAM Systems Inc. (c)	167	7,994
Finisar Corp. (c) (e)	250	4,855
Guidewire Software Inc. (c)	152	7,676
Interactive Intelligence Group (c) (e)	122	5,866
IPG Photonics Corp. (c) (e)	73	5,445
Manhattan Associates Inc. (c)	446	18,179
Mentor Graphics Corp.	308	6,741

	Shares/Par (t)	Value
MicroStrategy Inc. (c)	49	7,955
MKS Instruments Inc.	156	5,705
Monolithic Power Systems Inc.	150	7,456
National Instruments Corp.	183	5,685
NetScout Systems Inc. (c)	96	3,526
Power Integrations Inc.	138	7,134
QLIK Technologies Inc. (c)	246	7,609
Qualys Inc. (c)	194	7,307
Silicon Laboratories Inc. (c)	141	6,709
SolarWinds Inc. (c)	155	7,703
SYNNEX Corp.	131	10,260
Teradyne Inc.	369	7,305
Ultimate Software Group Inc. (c)	51	7,515
Verint Systems Inc. (c)	119	6,914

		249,161

MATERIALS - 3.1%
Berry Plastics Group Inc. (c)	282	8,885
Carpenter Technology Corp.	100	4,900
Martin Marietta Materials Inc.	56	6,133
PolyOne Corp.	228	8,647

		28,565

TELECOMMUNICATION SERVICES - 1.5%
SBA Communications Corp. (c)	120	13,299

UTILITIES - 0.9%
ITC Holdings Corp.	207	8,386

Total Common Stocks (cost $729,945)		889,790

RIGHTS - 0.0%
Community Health Systems Inc. (c)	368	9

Total Rights (cost $24)		9

SHORT TERM INVESTMENTS - 9.7%

Investment Companies - 3.2%
JNL Money Market Fund, 0.01% (a) (h)	29,065	29,065

Securities Lending Collateral - 6.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	59,964	59,964

Total Short Term Investments (cost $89,029)		89,029

Total Investments - 106.6% (cost $818,998)		978,828
Other Assets and Liabilities, Net - (6.6%)		(60,651)

Total Net Assets - 100.0%		$918,177

JNL/Ivy Asset Strategy Fund (b)

COMMON STOCKS - 72.0%

CONSUMER DISCRETIONARY - 13.4%
CBS Corp. - Class B	591	$32,714
Continental AG	162	34,170
Delta Topco Ltd. (f) (p) (q)	59,271	37,712
Galaxy Entertainment Group Ltd. (e)	21,587	119,953
Home Depot Inc.	413	43,363
L Brands Inc.	361	31,245
Legend Pictures LLC (c) (f) (p) (q) (x)	15	26,862
Media Group Holdings LLC (c) (f) (p) (q) (x)	39,864	65,163
Twenty-First Century Fox Inc. - Class A	508	19,506

		410,688

CONSUMER STAPLES - 5.9%
Anheuser-Busch InBev NV	348	39,176
Mead Johnson Nutrition Co.	389	39,090
SABMiller Plc	958	49,926

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Wal-Mart Stores Inc.	600	51,485

		179,677

ENERGY - 6.6%
Chevron Corp.	226	25,297
ConocoPhillips	773	53,397
Occidental Petroleum Corp.	487	39,281
Phillips 66	627	44,931
Plains GP Holdings LP - Class A	1,506	38,674

		201,580

FINANCIALS - 8.9%
AIA Group Ltd.	18,072	99,674
American International Group Inc.	734	41,106
Citigroup Inc.	1,036	56,063
MetLife Inc.	754	40,795
Wells Fargo & Co.	637	34,931

		272,569

HEALTH CARE - 7.5%
Actavis Plc (c)	161	41,469
Amgen Inc.	278	44,299
Biogen Idec Inc. (c)	107	36,253
Bristol-Myers Squibb Co.	359	21,162
Gilead Sciences Inc. (c)	334	31,511
GlaxoSmithKline Plc - ADR	385	16,464
Humana Inc.	165	23,756
Roche Holding AG	51	13,737

		228,651

INDUSTRIALS - 6.6%
Boeing Co.	256	33,210
Caterpillar Inc.	552	50,525
Japan Airlines Co. Ltd.	593	17,579
Lockheed Martin Corp.	69	13,210
Precision Castparts Corp.	167	40,323
Union Pacific Corp.	392	46,651

		201,498

INFORMATION TECHNOLOGY - 21.3%
Adobe Systems Inc. (c)	578	41,984
Alibaba Group Holding Ltd. - ADR (c) (e)	140	14,500
Alliance Data Systems Corp. (c)	118	33,611
Apple Inc.	774	85,429
Applied Materials Inc.	2,215	55,205
ASML Holding NV - ADR	111	11,980
Baidu.com - ADR - Class A (c)	175	39,826
Cognizant Technology Solutions Corp. - Class A (c)	912	48,002
Intel Corp.	1,065	38,642
Intuit Inc.	488	44,961
Micron Technology Inc. (c)	594	20,807
Microsoft Corp.	1,732	80,442
Taiwan Semiconductor Manufacturing Co. Ltd.	5,544	24,424
Tencent Holdings Ltd.	2,809	40,640
Texas Instruments Inc.	715	38,249
Visa Inc. - Class A (e)	123	32,198

		650,900

MATERIALS - 1.8%
Dow Chemical Co.	621	28,310
LyondellBasell Industries NV - Class A	314	24,952

		53,262

Total Common Stocks (cost $1,915,231)		2,198,825

	Shares/Par (t)	Value
PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
WMI Holdings Corp. (q) (v)	3	3,030

Total Preferred Stocks (cost $3,000)		3,030

PURCHASED OPTIONS - 0.0%
Apple Inc. Call Option, Strike Price 130, Expiration 01/16/15, DUB	236	1
Apple Inc. Call Option, Strike Price 135, Expiration 02/20/15, DUB	236	7
Exxon Mobil Corp. Call Option, Strike Price 95, Expiration 04/17/2015, DUB	841	211
S&P 500 Index Call Option, Strike Price 2,175, Expiration 01/16/15, BOA	1,485	60
S&P 500 Index Call Option, Strike Price 2,200, Expiration 03/19/15, JPM	1,485	876
Schlumberger Ltd. Call Option, Strike Price 87.50, Expiration 02/20/15, SGB	420	124
Schlumberger Ltd. Call Option, Strike Price 90, Expiration 05/15/15, SGB	525	207
The Dow Chemical Co. Call Option, Strike Price 55, Expiration 01/17/15, SGB	1,316	1

Total Purchased Options (cost $2,258)		1,487

CORPORATE BONDS AND NOTES - 2.9%

CONSUMER DISCRETIONARY - 2.9%
Aston Martin Holdings UK Ltd., 10.25%, 07/15/18 (f) (p) (q) (y)	$12,131	10,984
Delta Topco Ltd., 10.00%, 11/24/16 (f) (p) (q) (y)	49,706	49,706
Legendary Pictures Funding LLC, 8.00%, 03/15/18 (f) (p) (q)	28,500	28,261

Total Corporate Bonds and Notes (cost $90,861)		88,951

PRECIOUS METALS - 7.6%
Gold Bullion	195,722	231,504

Total Precious Metals (cost $242,738)		231,504

SHORT TERM INVESTMENTS - 17.8%

Commercial Paper - 15.5%
Air Products & Chemicals Inc., 0.12%, 01/05/15 (r)	$15,000	15,000
Army & Air Force Exchange Service, 0.12%, 01/26/15 (r)	17,000	16,999
BHP Billiton Finance USA Ltd., 0.11%, 01/09/15 (r)	10,000	10,000
BMW US Capital LLC
0.10%, 01/12/15 (r)	20,000	19,999
0.13%, 01/14/15 (r)	15,000	14,999
Borgwarner Inc., 0.36%, 01/16/15 (r)	10,000	9,999
Campbell Soup Co.
0.36%, 01/12/15 (r)	12,000	11,999
0.36%, 01/27/15 (r)	5,000	4,999
Caterpillar Financial Services Corp., 0.11%, 01/05/15	10,000	10,000
Coca-Cola Co., 0.14%, 01/26/15 (r)	15,000	14,999
Corporacion Andina de Fomento, 0.14%, 01/26/15 (r)	20,000	19,998
Danaher Corp., 0.12%, 01/12/15 (r)	25,000	24,999
Ecolab Inc., 0.40%, 01/23/15 (r)	35,000	34,991
Emerson Electric Co., 0.18%, 01/26/15 (r)	20,000	19,997
Essilor International SA
0.09%, 01/05/15 (r)	10,000	10,000
0.19%, 03/20/15 (r)	35,000	34,984

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Harley-Davidson Funding Corp., 0.24%, 01/20/15 (r)	5,000	4,999
Intel Corp., 0.14%, 01/14/15	30,000	29,998
JM Smucker Co., 0.30%, 01/14/15 (r)	10,000	9,999
John Deere Credit Ltd., 0.11%, 01/15/15 (r)	10,000	10,000
Microsoft Corp., 0.07%, 01/12/15 (r)	25,000	24,999
Siemens Capital Co. LLC, 0.15%, 01/13/15 (r)	50,000	49,997
St. Jude Medical, Inc., 0.22%, 01/06/15 (r)	10,000	10,000
Toronto Dominion Holdings (USA), Inc.
0.12%, 01/09/15 (r)	10,000	10,000
0.12%, 01/13/15 (r)	10,000	10,000
0.15%, 02/09/15 (r)	25,000	24,996
Virginia Electric and Power Co., 0.34%, 01/22/15	15,000	14,997

		473,947

Investment Companies - 1.8%
JNL Money Market Fund, 0.01% (a) (h)	48,228	48,228
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (h)	5,431	5,431

		53,659

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	15,503	15,503

Total Short Term Investments (cost $543,110)		543,109

Total Investments - 100.4% (cost $2,797,198)		3,066,906
Other Assets and Liabilities, Net - (0.4%)		(11,526)

Total Net Assets - 100.0%		$3,055,380

JNL/JPMorgan International Value Fund

COMMON STOCKS - 97.9%

AUSTRALIA - 3.3%
Australia & New Zealand Banking Group Ltd.	461	$11,988
Goodman Group	1,049	4,847
Oil Search Ltd.	682	4,375

		21,210

BELGIUM - 2.6%
KBC Groep NV (c)	96	5,344
Solvay SA	83	11,260

		16,604

CANADA - 0.5%
First Quantum Minerals Ltd.	235	3,335

CHINA - 1.4%
Industrial & Commercial Bank of China Ltd. - Class H	12,240	8,938

DENMARK - 1.0%
Danske Bank A/S	247	6,685

FINLAND - 0.5%
UPM-Kymmene Oyj	204	3,351

FRANCE - 14.8%
AXA SA	530	12,213
BNP Paribas	173	10,235
Cie de Saint-Gobain	78	3,298
Credit Agricole SA	460	5,940
GDF Suez	533	12,438
Lafarge SA	75	5,239
Publicis Groupe SA	81	5,818
Renault SA	81	5,919
Sanofi SA	59	5,392
Schneider Electric SA	106	7,732

	Shares/Par (t)	Value
Sodexo SA	68	6,658
Suez Environnement SA	178	3,096
Total SA	225	11,550

		95,528

GERMANY - 5.7%
Bayer AG	120	16,376
Daimler AG	105	8,743
Deutsche Telekom AG	464	7,423
E.ON SE	255	4,364

		36,906

HONG KONG - 0.9%
Hutchison Whampoa Ltd.	257	2,938
Wharf Holdings Ltd.	417	2,994

		5,932

INDIA - 0.6%
Infosys Technologies Ltd. - ADR (e)	116	3,660

IRELAND - 0.9%
Ryanair Holdings Plc - ADR (c)	84	5,985

ITALY - 4.0%
Assicurazioni Generali SpA	473	9,709
Enel SpA	1,400	6,241
Intesa Sanpaolo SpA	2,105	6,105
Telecom Italia SpA (c) (e)	3,430	3,658

		25,713

JAPAN - 24.1%
Daikin Industries Ltd.	51	3,270
Daiwa House Industry Co. Ltd.	440	8,320
Hitachi Ltd.	1,873	13,824
Japan Airlines Co. Ltd.	275	8,154
Japan Tobacco Inc.	157	4,313
KDDI Corp.	93	5,811
Mazda Motor Corp.	190	4,556
Mitsubishi UFJ Financial Group Inc.	3,250	17,856
Mitsui & Co. Ltd.	360	4,820
Mitsui Fudosan Co. Ltd.	313	8,393
NH Foods Ltd.	235	5,141
Nippon Telegraph & Telephone Corp.	105	5,384
Nomura Holdings Inc.	839	4,749
ORIX Corp.	346	4,351
Otsuka Holdings Co. Ltd.	138	4,149
Ricoh Co. Ltd.	371	3,753
Seven & I Holdings Co. Ltd.	167	6,011
Sony Corp.	394	8,041
Sumitomo Mitsui Financial Group Inc.	214	7,726
Toyota Motor Corp.	309	19,256
Yamaha Motor Co. Ltd.	196	3,925
Yamato Holdings Co. Ltd. (e)	213	4,210

		156,013

LUXEMBOURG - 0.5%
ArcelorMittal	318	3,484

MACAU - 0.5%
Sands China Ltd.	713	3,470

NETHERLANDS - 6.6%
Airbus Group NV	98	4,836
ING Groep NV - CVA (c)	727	9,392
Koninklijke KPN NV	2,044	6,454
Royal Dutch Shell Plc - Class A	664	22,148

		42,830

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
NORWAY - 1.6%
DNB ASA	333	4,915
Norsk Hydro ASA	988	5,567

		10,482

SOUTH KOREA - 1.2%
Samsung Electronics Co. Ltd.	6	7,551

SPAIN - 1.6%
Banco Popular Espanol SA	413	2,057
Repsol SA	439	8,222

		10,279

SWEDEN - 1.8%
Electrolux AB	389	11,369

SWITZERLAND - 6.5%
Nestle SA	159	11,564
Roche Holding AG	43	11,691
Swiss Re AG	74	6,220
Zurich Financial Services AG	40	12,589

		42,064

TAIWAN - 0.6%
Asustek Computer Inc.	322	3,513

TURKEY - 0.8%
Turkiye Garanti Bankasi A/S	1,206	4,843

UNITED KINGDOM - 15.9%
AstraZeneca Plc	189	13,317
Barclays Plc	3,018	11,344
BG Group Plc	428	5,734
British American Tobacco Plc	110	5,934
HSBC Holdings Plc	1,456	13,757
InterContinental Hotels Group Plc	151	6,076
Rio Tinto Plc	203	9,354
SABMiller Plc	127	6,610
Shire Plc	69	4,885
Vodafone Group Plc	5,482	18,794
Wolseley Plc	128	7,310

		103,115
Total Common Stocks (cost $649,172)		632,860

PREFERRED STOCKS - 0.7%

GERMANY - 0.7%
Porsche Automobil Holding SE	55	4,455

Total Preferred Stocks (cost $5,970)		4,455

RIGHTS - 0.0%

SPAIN - 0.0%
Repsol SA (c)	439	243

Total Rights (cost $237)		243

SHORT TERM INVESTMENTS - 2.5%

Investment Companies - 1.3%
JNL Money Market Fund, 0.01% (a) (h)	8,508	8,508

Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	7,618	7,618

Total Short Term Investments (cost $16,126)		16,126

Total Investments - 101.1% (cost $671,505)		653,684
Other Assets and Liabilities, Net - (1.1%)		(6,897)

Total Net Assets - 100.0%		$646,787

	Shares/Par (t)	Value
JNL/JPMorgan MidCap Growth Fund

COMMON STOCKS - 97.2%

CONSUMER DISCRETIONARY - 20.5%
Advance Auto Parts Inc.	97	$15,418
Big Lots Inc.	187	7,480
BorgWarner Inc.	290	15,919
Chipotle Mexican Grill Inc. - Class A (c)	17	11,568
GameStop Corp. - Class A (e)	308	10,424
GNC Holdings Inc. - Class A	212	9,970
Harley-Davidson Inc.	243	15,996
Hilton Worldwide Holdings Inc. (c)	557	14,530
Michael Kors Holdings Ltd. (c)	316	23,739
Mohawk Industries Inc. (c)	75	11,636
Netflix Inc. (c)	53	18,174
Norwegian Cruise Line Holdings Ltd. (c)	274	12,803
Panera Bread Co. - Class A (c) (e)	69	12,114
Ralph Lauren Corp. - Class A	71	13,063
Tesla Motors Inc. (c) (e)	87	19,238
Toll Brothers Inc. (c)	309	10,603
TripAdvisor Inc. (c)	84	6,234
Ulta Salon Cosmetics & Fragrance Inc. (c)	179	22,845
Urban Outfitters Inc. (c)	459	16,111
Williams-Sonoma Inc.	131	9,876

		277,741

CONSUMER STAPLES - 2.5%
Monster Beverage Corp. (c)	167	18,062
Sprouts Farmers Market Inc. (c) (e)	460	15,631

		33,693

ENERGY - 4.2%
Antero Resources Corp. (c) (e)	155	6,306
Concho Resources Inc. (c)	161	16,010
Dril-Quip Inc. (c)	109	8,341
Laredo Petroleum Holdings Inc. (c) (e)	465	4,810
Plains All American Pipeline LP	225	11,557
Range Resources Corp.	180	9,594

		56,618

FINANCIALS - 10.8%
Affiliated Managers Group Inc. (c)	133	28,313
Blackstone Group LP	307	10,370
CBRE Group Inc. - Class A (c)	850	29,126
East West Bancorp Inc.	343	13,266
Lazard Ltd. - Class A	281	14,064
Moody’s Corp.	190	18,195
Signature Bank (c)	124	15,556
TD Ameritrade Holding Corp.	510	18,262

		147,152

HEALTH CARE - 14.8%
Acadia HealthCare Co. Inc. (c)	172	10,522
Alexion Pharmaceuticals Inc. (c)	55	10,084
Brookdale Senior Living Inc. (c)	388	14,235
Envision Healthcare Holdings Inc. (c)	462	16,034
Humana Inc.	130	18,729
Illumina Inc. (c)	157	29,034
Insulet Corp. (c)	214	9,848
Jazz Pharmaceuticals Plc (c)	65	10,692
Perrigo Co. Plc	63	10,448
Premier Inc. - Class A (c)	281	9,425
Receptos Inc. (c)	66	8,122
Sirona Dental Systems Inc. (c)	175	15,316
Valeant Pharmaceuticals International Inc. (c)	98	13,996
Veeva Systems Inc. - Class A (c)	233	6,143
Vertex Pharmaceuticals Inc. (c)	156	18,533

		201,161

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
INDUSTRIALS - 17.1%
Acuity Brands Inc.	244	34,163
AO Smith Corp.	246	13,883
Canadian Pacific Railway Ltd. (e)	49	9,423
Carlisle Cos. Inc.	221	19,961
Delta Air Lines Inc.	592	29,140
Fortune Brands Home & Security Inc.	443	20,050
HD Supply Holdings Inc (c)	710	20,926
Kirby Corp. (c)	133	10,746
Landstar System Inc.	135	9,799
Middleby Corp. (c)	146	14,479
Pall Corp.	222	22,509
Stericycle Inc. (c)	124	16,275
Watsco Inc.	104	11,085

		232,439

INFORMATION TECHNOLOGY - 24.3%
Alliance Data Systems Corp. (c)	85	24,257
Amphenol Corp. - Class A	422	22,719
Applied Materials Inc.	618	15,398
Arista Networks Inc. (c) (e)	119	7,206
Aruba Networks Inc. (c)	309	5,610
Autodesk Inc. (c)	248	14,871
Avago Technologies Ltd.	222	22,301
Ciena Corp. (c)	507	9,835
CoStar Group Inc. (c)	87	15,939
Dealertrack Technologies Inc. (c)	338	14,968
Electronic Arts Inc. (c)	363	17,052
Gartner Inc. (c)	145	12,185
Guidewire Software Inc. (c)	220	11,159
Lam Research Corp.	208	16,463
Mobileye NV (c) (e)	157	6,352
NetSuite Inc. (c) (e)	82	8,952
NXP Semiconductors NV (c)	254	19,428
Palo Alto Networks Inc. (c)	97	11,877
SanDisk Corp.	143	13,972
ServiceNow Inc. (c)	179	12,132
Tableau Software Inc. - Class A (c)	111	9,408
Twitter Inc. (c)	321	11,529
VeriFone Systems Inc. (c)	469	17,432
Workday Inc. - Class A (c) (e)	116	9,450

		330,495

MATERIALS - 3.0%
Eagle Materials Inc.	166	12,621
Sherwin-Williams Co.	106	27,987

		40,608

Total Common Stocks (cost $1,107,048)		1,319,907

SHORT TERM INVESTMENTS - 8.2%

Investment Companies - 2.9%
JNL Money Market Fund, 0.01% (a) (h)	39,739	39,739

Securities Lending Collateral - 5.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	72,380	72,380

Total Short Term Investments (cost $112,119)		112,119

Total Investments - 105.4% (cost $1,219,167)		1,432,026
Other Assets and Liabilities, Net - (5.4%)		(73,793)

Total Net Assets - 100.0%		$1,358,233

	Shares/Par (t)	Value
JNL/Lazard Emerging Markets Fund

COMMON STOCKS - 96.5%

ARGENTINA - 1.1%
YPF SA - ADR - Class D	532	$14,084

BRAZIL - 13.3%
AMBEV SA - ADR	2,826	17,580
Banco do Brasil SA	4,211	37,659
BB Seguridade Participacoes SA	1,752	21,190
CCR SA	1,556	9,022
Cielo SA	1,505	23,591
Cielo SA - ADR (e)	337	5,299
Companhia Energetica de Minas Gerais - ADR (e)	1,482	7,367
Estacio Participacoes SA	463	4,146
Localiza Rent a Car SA	913	12,258
Natura Cosmeticos SA	705	8,452
Petroleo Brasileiro SA - ADR	306	2,316
Souza Cruz SA	1,476	10,728
Vale SA - ADR (e)	826	6,758
Vale SA - ADR Preferred (e)	256	1,859
Via Varejo SA (c)	1,187	9,275

		177,500

CHINA - 16.4%
AAC Technologies Holdings Inc. (e)	671	3,569
Agricultural Bank of China - Class H	12,144	6,108
Anhui Conch Cement Co. Ltd. - Class H (e)	1,160	4,295
Baidu.com - ADR - Class A (c)	150	34,289
China Construction Bank Corp. - Class H	55,108	45,011
China Mobile Ltd. - ADR	537	31,577
China Oilfield Services Ltd. - Class H	808	1,395
China Shenhua Energy Co. Ltd. - Class H	4,750	14,015
China State Construction International Holdings Ltd.	3,636	5,085
CNOOC Ltd.	12,094	16,353
Huabao International Holdings Ltd.	13,347	10,895
NetEase.com - ADR	325	32,268
Ping An Insurance Group Co. of China Ltd. - Class H	550	5,564
Weichai Power Co. Ltd. - Class H	1,919	8,043

		218,467

COLOMBIA - 1.2%
BanColombia SA - ADR (e)	59	2,815
Pacific Rubiales Energy Corp.	2,153	13,327

		16,142

EGYPT - 1.2%
Commercial International Bank Egypt SAE - GDR	2,335	15,350

GREECE - 0.2%
Piraeus Bank SA (c)	2,802	3,049

HONG KONG - 0.3%
Techtronic Industries Co.	1,181	3,787

HUNGARY - 0.9%
OTP Bank Plc (e)	835	12,051

INDIA - 8.9%
Aurobindo Pharma Ltd.	250	4,491
Axis Bank Ltd.	3,668	29,034
Bajaj Auto Ltd.	164	6,320
Bank of India	166	788
Bharat Heavy Electricals Ltd.	2,133	8,910
HCL Technologies Ltd.	377	9,522
Hero Honda Motors Ltd.	93	4,557

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
ICICI Bank Ltd. - ADR	437	5,050
Jindal Steel & Power Ltd.	380	910
Punjab National Bank	5,039	17,339
Reliance Industries Ltd.	214	3,015
Tata Consultancy Services Ltd.	589	23,866
Tata Motors Ltd. - ADR (e)	110	4,651

		118,453

INDONESIA - 6.4%
Astra International Tbk PT	18,276	10,900
Bank Mandiri Persero Tbk PT	24,991	21,733
Bank Rakyat Indonesia Persero Tbk PT	6,407	6,022
PT Semen Indonesia	6,278	8,196
Telekomunikasi Indonesia PT - ADR	621	28,085
United Tractors Tbk PT	7,245	10,119

		85,055

MACAU - 1.4%
Sands China Ltd.	578	2,814
Wynn Macau Ltd. (e)	5,502	15,351

		18,165

MEXICO - 1.9%
Genomma Lab Internacional SAB de CV - Class B (c)	1,924	3,658
Grupo Financiero Banorte SAB de CV	521	2,865
Grupo Mexico SAB de CV	3,188	9,252
Kimberly-Clark de Mexico SAB de CV	4,654	10,123

		25,898

PAKISTAN - 1.2%
Oil & Gas Development Co. Ltd.	3,264	6,685
Pakistan Petroleum Ltd.	5,214	9,156

		15,841

PERU - 0.2%
Credicorp Ltd.	20	3,236

PHILIPPINES - 1.5%
Philippine Long Distance Telephone Co. - ADR	325	20,541

POLAND - 0.2%
Eurocash SA	266	2,848

RUSSIAN FEDERATION - 6.3%
Eurasia Drilling Co. Ltd. - GDR	301	5,366
Gazprom OAO - ADR	3,455	15,906
Lukoil OAO - ADR	213	8,417
Magnit PJSC - GDR (r)	147	6,649
MegaFon OAO - GDR (r)	564	7,686
Mobile Telesystems OJSC - ADR	1,534	11,015
NovaTek OAO - GDR	49	3,854
Sberbank of Russia - ADR	4,727	19,143
TMK OAO - GDR	331	778
X5 Retail Group NV - GDR (c)	256	3,104
Yandex NV - Class A (c)	128	2,292

		84,210

SOUTH AFRICA - 7.3%
Bidvest Group Ltd.	340	8,896
Imperial Holdings Ltd.	528	8,404
Nedbank Group Ltd. (e)	426	9,121
PPC Ltd. (e)	3,075	7,311
Sanlam Ltd.	1,282	7,715
Shoprite Holdings Ltd.	1,124	16,265
Standard Bank Group Ltd.	1,040	12,815
Tiger Brands Ltd. (e)	305	9,656
Vodacom Group Ltd. (e)	699	7,733
Woolworths Holdings Ltd.	1,360	9,021

		96,937

	Shares/Par (t)	Value
SOUTH KOREA - 12.4%
Hanwha Life Insurance Co. Ltd.	2,548	19,255
Hyundai Mobis	57	12,271
KB Financial Group Inc.	524	17,147
KT&G Corp.	198	13,780
Samsung Electronics Co. Ltd.	37	44,469
Shinhan Financial Group Co. Ltd.	701	28,192
SK Hynix Inc. (c)	510	21,794
Woongjin Coway Co. Ltd.	110	8,363

		165,271

SWEDEN - 0.3%
Oriflame Cosmetics SA - SDR	268	3,719

TAIWAN - 5.5%
Catcher Technology Co. Ltd.	459	3,544
Hon Hai Precision Industry Co. Ltd.	967	2,671
Hon Hai Precision Industry Co. Ltd. - GDR	1,742	9,774
MediaTek Inc.	248	3,605
Taiwan Semiconductor Manufacturing Co. Ltd.	3,257	14,349
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,756	39,306

		73,249

THAILAND - 1.9%
CP ALL PCL	7,755	9,971
PTT Exploration & Production PCL	1,806	6,115
Siam Cement PCL	727	9,914

		26,000

TURKEY - 5.9%
Akbank T.A.S.	2,740	10,117
Aselsan Elektronik Sanayi Ve Ticaret A/S	600	3,078
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	2,171	2,568
Ford Otomotiv Sanayi A/S	191	2,662
KOC Holding A/S	2,686	14,204
KOC Holding A/S - ADR	237	6,256
TAV Havalimanlari Holding A/S	422	3,441
Turkcell Iletisim Hizmetleri A/S (c)	2,071	12,636
Turkcell Iletisim Hizmetleri A/S - ADR (c) (e)	256	3,867
Turkiye Is Bankasi SA - Class C	7,113	20,452

		79,281

UNITED KINGDOM - 0.6%
British American Tobacco Plc	422	7,808

Total Common Stocks (cost $1,367,748)		1,286,942

PREFERRED STOCKS - 0.2%

BRAZIL - 0.2%
Marcopolo SA	2,373	2,972

Total Preferred Stocks (cost $5,477)		2,972

SHORT TERM INVESTMENTS - 7.7%

Investment Companies - 3.3%
JNL Money Market Fund, 0.01% (a) (h)	43,972	43,972

Securities Lending Collateral - 4.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	59,238	59,238

Total Short Term Investments (cost $103,210)		103,210

Total Investments - 104.4% (cost $1,476,435)		1,393,124
Other Assets and Liabilities, Net - (4.4%)		(59,201)

Total Net Assets - 100.0%		$1,333,923

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Mellon Capital Emerging Markets Index Fund

COMMON STOCKS - 92.9%

BRAZIL - 5.2%
AMBEV SA	978	$6,017
B2W Compania Global Do Varejo (c)	22	187
Banco Bradesco SA	138	1,787
Banco do Brasil SA	185	1,655
Banco Santander Brasil SA	89	448
BB Seguridade Participacoes SA	153	1,850
BM&F Bovespa SA	365	1,354
BR Malls Participacoes SA	88	543
BRF SA	137	3,265
CCR SA	178	1,030
Centrais Eletricas Brasileiras SA	61	133
CETIP SA - Mercados Organizados	48	587
Cia de Saneamento Basico do Estado de Sao Paulo	83	534
Cia Siderurgica Nacional SA	124	261
Cielo SA	145	2,279
Cosan SA Industria e Comercio	30	325
CPFL Energia SA	55	381
Cyrela Brazil Realty SA	55	228
Duratex SA	61	185
EcoRodovias Infraestrutura e Logistica SA	50	202
EDP - Energias do Brasil SA	47	159
Empresa Brasileira de Aeronautica SA	135	1,244
Estacio Participacoes SA	60	540
Fibria Celulose SA (c)	54	662
Hypermarcas SA (c)	68	428
JBS SA	142	597
Klabin SA	110	604
Kroton Educacional SA	288	1,678
Localiza Rent a Car SA	31	418
Lojas Americanas SA	30	149
Lojas Renner SA	28	808
M Dias Branco SA	8	274
Multiplan Empreendimentos Imobiliarios SA	19	336
Natura Cosmeticos SA	32	383
Odontoprev SA	47	173
Petroleo Brasileiro SA	638	2,301
Porto Seguro SA	21	244
Qualicorp SA (c)	39	405
Raia Drogasil SA	40	377
Souza Cruz SA	90	656
Sul America SA	28	137
Tim Participacoes SA	176	780
Totvs SA	28	366
Tractebel Energia SA	34	426
Transmissora Alianca de Energia Eletrica SA	16	113
Ultrapar Participacoes SA	74	1,439
Vale SA	278	2,294
Via Varejo SA (c)	21	166
WEG SA	64	740
		42,148

CHILE - 1.3%
AES Gener SA	463	246
Aguas Andinas SA - Class A	479	277
Banco de Chile	5,475	634
Banco de Credito e Inversiones	6	304
Banco Santander Chile	13,157	658
CAP SA	13	58
Cencosud SA	281	702
Cia Cervecerias Unidas SA	29	272
Colbun SA	1,462	389

	Shares/Par (t)	Value
Corpbanca	24,414	293
Empresa Nacional de Electricidad SA	692	1,050
Empresas CMPC SA	246	614
Empresas COPEC SA	95	1,073
Enersis SA	4,252	1,393
ENTEL Chile SA	30	298
Latam Airlines Group SA (c)	70	809
S.A.C.I. Falabella	217	1,457
Vina Concha y Toro SA	80	156

		10,683

CHINA - 16.8%
AAC Technologies Holdings Inc. (e)	144	763
Agricultural Bank of China - Class H	4,490	2,258
Air China Ltd. - Class H	332	269
Aluminum Corp. of China Ltd. - Class H (c)	964	446
Anhui Conch Cement Co. Ltd. - Class H (e)	255	944
AviChina Industry & Technology Co. Ltd. - Class H	444	272
Bank of China Ltd. - Class H	16,756	9,405
Bank of Communications Co. Ltd. - Class H	1,772	1,648
Beijing Capital International Airport Co. Ltd. - Class H	332	265
Beijing Enterprises Holdings Ltd.	111	868
Beijing Enterprises Water Group Ltd.	910	615
Belle International Holdings Ltd.	951	1,068
Brilliance China Automotive Holdings Ltd. (e)	616	986
BYD Co. Ltd. - Class H (e)	126	484
China Agri-Industries Holdings Ltd.	362	149
China Citic Bank - Class H	1,690	1,347
China Coal Energy Co. - Class H (e)	894	559
China Communication Services Corp. Ltd. - Class H	410	192
China Communications Constructions Co. Ltd. - Class H	1,005	1,203
China Construction Bank Corp. - Class H	15,209	12,422
China COSCO Holdings Co. Ltd. - Class H (e) (c)	566	278
China Everbright International Ltd.	494	729
China Everbright Ltd.	174	412
China Gas Holdings Ltd.	417	653
China Huishan Dairy Holdings Co. Ltd. (e)	1,374	238
China International Marine Containers Group Co. Ltd. - Class H	89	197
China Life Insurance Co. Ltd.	684	565
China Life Insurance Co. Ltd. - Class H	1,545	6,055
China Longyuan Power Group Corp. - Class H	637	657
China Mengniu Dairy Co. Ltd.	277	1,139
China Merchants Bank Co. Ltd. - Class H	969	2,418
China Merchants Holdings International Co. Ltd.	243	815
China Minsheng Banking Corp. Ltd. - Class H	1,257	1,643
China Mobile Ltd.	1,285	15,048
China National Building Material Co. Ltd. - Class H (e)	634	612
China Oilfield Services Ltd. - Class H	370	639
China Overseas Land & Investment Ltd.	842	2,492
China Pacific Insurance Group Co. Ltd. - Class H	556	2,798
China Petroleum & Chemical Corp. - Class H	5,418	4,388
China Railway Construction Corp. Ltd. - Class H	464	589
China Railway Group Ltd. - Class H	933	763
China Resources Cement Holdings Ltd.	354	228
China Resources Enterprise Ltd.	232	485
China Resources Gas Group Ltd.	170	439
China Resources Land Ltd.	447	1,175
China Resources Power Holdings Co. Ltd.	393	1,003

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
China Shenhua Energy Co. Ltd. - Class H	716	2,114
China Shipping Container Lines Co. Ltd. - Class H (c)	713	224
China State Construction International Holdings Ltd.	386	540
China Taiping Insurance Holdings Co. Ltd. (c)	241	684
China Telecom Corp. Ltd. - Class H	2,990	1,734
China Unicom Hong Kong Ltd.	1,259	1,687
Chongqing Changan Automobile Co. Ltd. - Class B	174	395
Chongqing Rural Commercial Bank - Class H (e)	516	320
CITIC Securities Co. Ltd. - Class H	237	884
CNOOC Ltd.	3,727	5,039
Country Garden Holdings Co.	1,125	449
CSR Corp. Ltd. - Class H (e)	445	599
Datang International Power Generation Co. Ltd. - Class H	518	280
Dongfeng Motor Group Co. Ltd. - Class H	584	817
ENN Energy Holdings Ltd.	154	873
Far East Horizon Ltd.	263	260
Fosun International Ltd. (e)	367	478
Franshion Properties China Ltd.	1,038	296
Great Wall Motor Co. Ltd. - Class H	213	1,202
Guangzhou Automobile Group Co. Ltd. - Class H	526	476
Guangzhou R&F Properties Co. Ltd. - Class H (e)	187	227
Haitian International Holdings Ltd.	144	302
Huaneng Power International Inc. - Class H	770	1,041
Industrial & Commercial Bank of China Ltd. - Class H	15,553	11,357
Inner Mongolia Yitai Coal Co. Ltd. - Class B	212	304
Jiangsu Expressway Co. Ltd. - Class H	309	368
Jiangxi Copper Co. Ltd. - Class H	255	435
PetroChina Co. Ltd. - Class H	4,405	4,890
Ping An Insurance Group Co. of China Ltd. - Class H	552	5,584
Shandong Weigao Group Medical Polymer Co. Ltd.	390	315
Shanghai Electric Group Co. Ltd. - Class H	526	279
Shanghai Industrial Holdings Ltd.	101	302
Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	118	266
Shenzhou International Group Holdings Ltd.	102	336
Sihuan Pharmaceutical Holdings Group Ltd.	778	518
Sinopec Shanghai Petrochemical Co. Ltd. - Class H	786	229
Sinopharm Group Co. Ltd. - Class H	244	860
Soho China Ltd.	330	232
Sun Art Retail Group Ltd. (e)	533	529
Tingyi Cayman Islands Holding Corp.	401	911
Tsingtao Brewery Co. Ltd. - Class H	70	472
Want Want China Holdings Ltd.	1,281	1,684
Weichai Power Co. Ltd. - Class H	93	392
Yanzhou Coal Mining Co. Ltd. - Class H (e)	402	341
Zhejiang Expressway Co. Ltd. - Class H	342	396
Zhuzhou CSR Times Electric Co. Ltd. - Class H	113	659
Zijin Mining Group Co. Ltd.	1,058	299
ZTE Corp. - Class H	112	243

		135,743

COLOMBIA - 0.5%
Almacenes Exito SA	39	483
Cementos Argos SA	83	355
Cemex Latam Holdings SA (c)	52	352
Corp. Financiera Colombiana SA	19	327
Ecopetrol SA	1,004	879

	Shares/Par (t)	Value
Grupo Argos SA	62	532
Grupo de Inversiones Suramericana SA	51	856
Interconexion Electrica SA	70	256
Isagen SA ESP	177	221

		4,261

CZECH REPUBLIC - 0.2%
02 Czech Republic A/S	19	198
CEZ A/S	35	902
Komercni Banka A/S	4	726

		1,826

EGYPT - 0.2%
Commercial International Bank	179	1,220
Global Telecom Holding SAE (c)	471	265
Talaat Moustafa Group	209	285
Telecom Egypt Co.	68	113

		1,883

GREECE - 0.5%
Alpha Bank AE (c)	727	409
Eurobank Ergasias SA (c)	1,556	348
Folli Follie SA	9	285
Hellenic Telecommunications Organization SA (c)	46	506
JUMBO SA	18	185
National Bank of Greece SA (c)	362	636
OPAP SA	53	568
Piraeus Bank SA (c)	441	480
Public Power Corp. SA (c)	21	136
Titan Cement Co. SA	10	221

		3,774

HONG KONG - 4.8%
Alibaba Health Information Technology Ltd. (c)	528	344
Alibaba Pictures Group Ltd. (c)	950	168
Anta Sports Products Ltd.	220	387
BBMG Corp. - Class H	182	151
CGN Power Co. Ltd. (c)	1,039	451
China Cinda Asset Management Co. Ltd. - Class H (c)	1,161	562
China Everbright Bank Co. Ltd. - Class H	464	252
China Galaxy Securities Co. Ltd. - Class H (e)	359	447
China Medical System Holdings Ltd.	206	339
China South City Holdings Ltd.	428	194
China Vanke Co. Ltd. - Class H (c)	305	675
Citic Pacific Ltd.	483	823
COSCO Pacific Ltd.	398	564
CSPC Pharmaceutical Group Ltd.	576	506
Evergrande Real Estate Group Ltd. (e)	1,208	487
GCL New Energy Holdings (c) (e)	1,900	441
Geely Automobile Holdings Ltd.	1,045	330
GOME Electrical Appliances Holdings Ltd. (e)	2,262	331
Guangdong Investment Ltd.	568	740
Haier Electronics Group Co. Ltd.	214	506
Haitong Securities Co. Ltd. - Class H (e)	287	717
Hanergy Thin Film Power Group Ltd. (e)	2,568	931
Hengan International Group Co. Ltd.	149	1,558
Huadian Power International Corp. Ltd.	310	269
Intime Retail Group Co. Ltd.	223	161
Kingboard Chemical Holdings Ltd.	190	319
Kingsoft Corp Ltd. (e)	136	268
Kunlun Energy Co. Ltd.	656	619
Lee & Man Paper Manufacturing Ltd.	343	192
Lenovo Group Ltd. (e)	1,438	1,878
Longfor Properties Co. Ltd.	247	317
New China Life Insurance Co. Ltd. - Class H	175	878
New World China Land Ltd.	478	284
Nine Dragons Paper Holdings Ltd.	286	249

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
People’s Insurance Co. Group of China Ltd. - Class H	1,419	659
PICC Property & Casualty Co. Ltd. - Class H	729	1,407
Semiconductor Manufacturing International Corp. (c)	4,905	448
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	69	245
Shimao Property Holdings Ltd.	267	590
Shui On Land Ltd. (e)	608	143
Sino Biopharmaceutical	644	580
Sino-Ocean Land Holdings Ltd. (e)	674	380
Sinopec Engineering Group Co. Ltd. - Class H (e)	274	184
Sinotrans Ltd. - Class H	357	236
Tencent Holdings Ltd.	1,083	15,676
Uni-President China Holdings Ltd.	202	186
Yuexiu Property Co. Ltd.	1,788	342

		38,414

HUNGARY - 0.2%
MOL Hungarian Oil and Gas Plc	11	463
OTP Bank Plc (e)	43	624
Richter Gedeon Nyrt	29	386

		1,473

INDIA - 7.0%
ACC Ltd.	5	114
Adani Enterprises Ltd.	26	200
Aditya Birla Nuvo Ltd.	8	201
Ambuja Cements Ltd.	163	588
Apollo Hospitals Enterprise Ltd.	18	317
Asian Paints Ltd.	65	769
Aurobindo Pharma Ltd.	29	513
Bajaj Auto Ltd.	16	631
Bharat Heavy Electricals Ltd.	108	453
Bharat Petroleum Corp. Ltd.	32	328
Bharti Airtel Ltd.	127	708
Cairn India Ltd.	87	332
Cipla Ltd.	81	802
Coal India Ltd.	99	597
Dabur India Ltd.	136	501
Divi’s Laboratories Ltd.	12	317
DLF Ltd.	87	188
Dr. Reddy’s Laboratories Ltd.	24	1,224
GAIL India Ltd.	81	569
GlaxoSmithKline Consumer Healthcare Ltd.	2	149
Godrej Consumer Products Ltd.	22	340
HCL Technologies Ltd.	54	1,376
Hero Honda Motors Ltd.	8	393
Hindalco Industries Ltd.	245	608
Hindustan Unilever Ltd.	159	1,908
Housing Development Finance Corp.	310	5,552
ICICI Bank Ltd.	225	1,252
Idea Cellular Ltd.	227	551
Infosys Ltd.	191	5,920
ITC Ltd.	482	2,810
Jindal Steel & Power Ltd.	65	156
JSW Steel Ltd.	19	316
Larsen & Toubro Ltd.	68	1,597
LIC Housing Finances Ltd.	65	446
Mahindra & Mahindra Financial Services Ltd.	47	242
Mahindra & Mahindra Ltd.	69	1,345
Motherson Sumi Systems Ltd.	45	324
Mundra Port and Special Economic Zone Ltd.	104	524
Nestle India Ltd.	5	463
NTPC Ltd.	337	765
Oil & Natural Gas Corp. Ltd.	166	895
Oil India Ltd.	31	282

	Shares/Par (t)	Value
Piramal Healthcare Ltd.	14	183
Power Finance Corp. Ltd.	60	287
Ranbaxy Laboratories Ltd. (c)	24	238
Reliance Communications Ltd. (c)	178	224
Reliance Industries Ltd.	271	3,808
Reliance Infrastructure Ltd.	18	144
Rural Electrification Corp. Ltd.	54	285
Sesa Sterlite Ltd.	236	796
Shriram Transport Finance Co. Ltd.	32	553
Siemens Ltd.	15	213
State Bank of India	306	1,503
Sun Pharmaceutical Industries Ltd.	152	1,987
Tata Consultancy Services Ltd.	98	3,970
Tata Motors Ltd.	156	1,223
Tata Power Co. Ltd.	234	303
Tata Steel Ltd.	68	427
Tech Mahindra Ltd.	11	453
Ultratech Cement Ltd.	7	316
United Breweries Ltd.	10	133
United Spirits Ltd. (c)	8	367
Wipro Ltd.	125	1,083
Zee Entertainment Enterprises Ltd.	107	643

		56,705

INDONESIA - 2.7%
Adaro Energy Tbk PT	2,729	228
Astra Agro Lestari Tbk PT	70	137
Astra International Tbk PT	4,354	2,596
Bank Central Asia Tbk PT	2,603	2,761
Bank Danamon Indonesia Tbk PT - Class A	651	237
Bank Mandiri Persero Tbk PT	2,055	1,787
Bank Negara Indonesia Persero Tbk PT	1,594	781
Bank Rakyat Indonesia Persero Tbk PT	2,356	2,215
Bumi Serpong Damai PT	1,416	205
Charoen Pokphand Indonesia Tbk PT	1,706	519
Global Mediacom Tbk PT	1,395	160
Gudang Garam Tbk PT	94	458
Indo Tambangraya Megah Tbk PT	83	103
Indocement Tunggal Prakarsa Tbk PT	353	713
Indofood CBP Sukses Makmur Tbk PT	224	236
Indofood Sukses Makmur Tbk PT	962	524
Jasa Marga Persero Tbk PT	366	208
Kalbe Farma Tbk PT	4,299	634
Lippo Karawaci Tbk PT	3,760	309
Matahari Department Store Tbk PT	393	473
Media Nusantara Citra Tbk PT	1,272	260
Perusahaan Gas Negara PT	2,261	1,094
PT Semen Indonesia	593	774
Surya Citra Media Tbk PT	740	209
Tambang Batubara Bukit Asam Tbk PT	120	120
Telekomunikasi Indonesia Persero Tbk PT - Class B	10,600	2,436
Tower Bersama Infrastructure Tbk PT	437	342
Unilever Indonesia Tbk PT	319	826
United Tractors Tbk PT	357	499
XL Axiata Tbk PT	512	201

		22,045

MALAYSIA - 3.5%
AirAsia Bhd	199	155
Alliance Financial Group Bhd	265	356
AMMB Holdings Bhd	316	593
Astro Malaysia Holdings Bhd	384	332
Axiata Group Bhd	524	1,055
Berjaya Sports Toto Bhd	109	109
Bumi Armada Bhd	377	118
Bumiputra-Commerce Holdings Bhd	1,082	1,718
Dialog Group Bhd	642	275

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
DiGi.Com Bhd	661	1,164
Felda Global Ventures Holdings Bhd	253	158
Gamuda Bhd	400	573
Genting Bhd	416	1,054
Genting Malaysia Bhd	644	748
Genting Plantations Bhd	46	131
Hong Leong Bank Bhd	106	424
Hong Leong Financial Group Bhd	57	267
IHH Healthcare Bhd	526	725
IJM Corp. Bhd	279	525
IOI Corp. Bhd	627	861
IOI Properties Group Sdn Bhd	299	206
Kuala Lumpur Kepong Bhd	113	734
Lafarge Malaysia Bhd	74	207
Malayan Banking Bhd	963	2,521
Malaysia Airports Holdings Bhd	123	239
Maxis Bhd	401	783
MISC Bhd	255	527
Petronas Chemicals Group Bhd	569	884
Petronas Dagangan Bhd	45	219
Petronas Gas Bhd	141	896
PPB Group Bhd	98	399
Public Bank Bhd	577	3,013
RHB Capital Bhd	124	269
Sapurakencana Petroleum Bhd	741	490
Sime Darby Bhd	639	1,682
Telekom Malaysia Bhd	267	524
Tenaga Nasional Bhd	583	2,294
UEM Sunrise Bhd	267	107
UMW Holdings Bhd	133	417
YTL Corp. Bhd	1,016	462
YTL Power International Bhd	445	188

		28,402

MEXICO - 4.1%
Alfa SAB de CV - Class A	627	1,399
America Movil SAB de CV - Class L (e)	7,108	7,902
Arca Continental SAB de CV	86	543
Coca-Cola Femsa SAB de CV - Class L	91	784
Controladora Comercial Mexicana SAB de CV - Class C	99	348
El Puerto de Liverpool SAB de CV - Class C	34	345
Fibra Uno Administracion SA de CV	476	1,401
Fomento Economico Mexicano SAB de CV	405	3,592
Genomma Lab Internacional SAB de CV - Class B (c)	142	270
Gentera SAB de CV	211	424
Gruma SAB de CV - Class B	36	381
Grupo Aeroportuario del PacifiCo SAB de CV - Class B	66	416
Grupo Aeroportuario del Sureste SAB de CV - Class B	48	632
Grupo Bimbo SAB de CV - Class A (c)	338	933
Grupo Carso SAB de CV	121	593
Grupo Comercial Chedraui SA de CV - Class B	60	173
Grupo Financiero Banorte SAB de CV	534	2,941
Grupo Financiero Inbursa SAB de CV	469	1,209
Grupo Financiero Santander Mexico SAB de CV - Class B	415	867
Grupo Lala SAB de CV	143	276
Grupo Mexico SAB de CV	805	2,335
Industrias Penoles SAB de CV	26	515
Kimberly-Clark de Mexico SAB de CV	321	697
Mexichem SAB de CV (c)	198	603
Minera Frisco SAB de CV - Class A-1 (e) (c)	130	189
OHL Mexico SAB de CV (c)	142	263
Promotora y Operadora de Infraestructura SAB de CV (c)	59	713

	Shares/Par (t)	Value
Wal-Mart de Mexico SAB de CV - Class V	1,093	2,351

		33,095

PERU - 0.3%
Cia de Minas Buenaventura SA - ADR	35	331
Credicorp Ltd.	14	2,300
		2,631

PHILIPPINES - 1.3%
Aboitiz Equity Ventures Inc.	450	526
Aboitiz Power Corp.	368	349
Alliance Global Group Inc.	366	183
Ayala Corp.	40	619
Ayala Land Inc.	1,529	1,140
Bank of the Philippine Islands	139	290
BDO Unibank Inc.	356	870
DMCI Holdings Inc.	987	345
Energy Development Corp.	1,613	293
Globe Telecom Inc.	7	268
International Container Terminal Services Inc.	88	224
JG Summit Holdings Inc.	543	795
Jollibee Foods Corp.	98	469
Megaworld Corp.	1,967	203
Metro Pacific Investments Corp.	1,818	186
Metropolitan Bank & Trust Co.	43	80
Philippine Long Distance Telephone Co.	21	1,333
SM Investments Corp.	34	614
SM Prime Holdings Inc.	1,209	458
Universal Robina Corp.	174	757

		10,002

POLAND - 1.6%
Alior Bank SA (c)	11	236
Bank Handlowy w Warszawie SA	7	217
Bank Millennium SA	80	187
Bank Pekao SA	27	1,340
Bank Zachodni WBK SA	8	831
CCC SA	6	240
Cyfrowy Polsat SA	43	284
Enea SA	43	186
Energa SA	35	229
Eurocash SA	17	186
Getin Noble Bank SA (c)	188	116
Grupa Lotos SA - Class A (c)	22	161
KGHM Polska Miedz SA	29	877
LPP SA	—	416
Mbank	3	486
Orange Polska Spolka Akcyjna	122	286
PGE SA	177	936
Polski Koncern Naftowy Orlen SA	67	914
Polskie Gornictwo Naftowe i Gazownictwo SA	339	423
Powszechna Kasa Oszczednosci Bank Polski SA	181	1,820
Powszechny Zaklad Ubezpieczen SA	11	1,548
Synthos SA	89	103
Tauron Polska Energia SA	189	268
Zaklady Azotowe w Tarnowie-Moscicach SA	12	222

		12,512

QATAR - 0.9%
Barwa Real Estate Co.	25	285
Commercial Bank of Qatar QSC	13	246
Doha Bank QSC	11	166
Gulf International Services OSC	10	255
Industries Qatar QSC	31	1,393
Masraf Al Rayan	75	898
Qatar Electricity & Water Co.	6	322
Qatar Islamic Bank SAQ	11	305
Qatar National Bank	37	2,172

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Qatar Telecom Qtel QSC	17	557
Vodafone Qatar	71	315

		6,914

RUSSIAN FEDERATION - 2.9%
Alrosa AO	402	408
Gazprom OAO	2,456	5,265
Lukoil OAO	109	3,944
Magnit PJSC - GDR	54	2,456
MegaFon OAO - GDR	19	258
MMC Norilsk Nickel OJSC	12	1,592
Mobile Telesystems OJSC - ADR	103	738
Moscow Exchange MICEX-RTS OAO	247	238
NovaTek OAO - GDR	19	1,490
Rosneft OAO	235	749
Rostelecom OJSC	182	256
RusHydro JSC	20,352	177
Sberbank of Russia	2,291	2,010
Severstal PAO	41	334
Sistema JSFC - GDR	35	184
Surgutneftegas OAO	1,558	602
Tatneft OAO	283	1,058
Uralkali OJSC	276	572
VTB Bank OJSC	1,109,305	1,210

		23,541

SOUTH AFRICA - 7.8%
African Bank Investments Ltd. (f)	281	8
African Rainbow Minerals Ltd.	20	202
Anglo Platinum Ltd. (c)	10	295
AngloGold Ashanti Ltd. (c)	84	729
Aspen Pharmacare Holdings Ltd.	67	2,328
Assore Ltd.	6	80
Barclays Africa Group Ltd.	70	1,096
Barloworld Ltd.	40	332
Bidvest Group Ltd.	70	1,821
Brait SA (c)	63	426
Coronation Fund Managers Ltd.	50	493
Discover Ltd.	70	667
Exxaro Resources Ltd. (e)	32	284
FirstRand Ltd.	644	2,798
Foschini Ltd.	45	514
Gold Fields Ltd.	179	809
Growthpoint Properties Ltd.	438	1,041
Impala Platinum Holdings Ltd. (c)	120	784
Imperial Holdings Ltd.	40	633
Investec Ltd.	45	381
Kumba Iron Ore Ltd.	12	254
Liberty Holdings Ltd.	28	301
Life Healthcare Group Holdings Ltd.	197	727
Massmart Holdings Ltd. (e)	21	258
Mediclinic International Ltd.	81	704
MMI Holdings Ltd.	203	527
Mr Price Group Ltd.	50	1,006
MTN Group Ltd.	344	6,549
Nampak Ltd.	132	499
Naspers Ltd. - Class N	83	10,772
Nedbank Group Ltd. (e)	43	919
Netcare Ltd.	192	627
Pick n Pay Stores Ltd.	49	221
PPC Ltd.	99	235
Redefine Properties Ltd.	686	634
Remgro Ltd.	102	2,221
Resilient Property Income Fund Ltd.	59	432
RMB Holdings Ltd.	149	821
RMI Holdings	126	445
Sanlam Ltd.	387	2,326
Sappi Ltd. (c)	98	356

	Shares/Par (t)	Value
Sasol Ltd.	117	4,371
Shoprite Holdings Ltd.	99	1,435
Spar Group Ltd.	31	435
Standard Bank Group Ltd.	257	3,172
Steinhoff International Holdings Ltd.	446	2,281
Telkom SA Ltd. (c)	43	256
Tiger Brands Ltd. (e)	35	1,115
Truworths International Ltd.	87	576
Tsogo Sun Holdings Ltd.	123	308
Vodacom Group Ltd.	78	866
Woolworths Holdings Ltd.	195	1,296

		62,666

SOUTH KOREA - 13.7%
Amorepacific Corp.	1	1,330
AMOREPACIFIC Group	1	526
BS Financial Group Inc.	40	524
Celltrion Inc. (c)	13	459
Cheil Worldwide Inc. (c)	16	244
CJ CheilJedang Corp.	2	479
CJ Corp.	3	390
CJ Korea Express Co. Ltd. (c)	1	244
Daelim Industrial Co. Ltd.	6	331
Daewoo Engineering & Construction Co. Ltd. (c)	24	128
Daewoo International Corp.	9	249
Daewoo Securities Co. Ltd. (c)	42	368
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	21	359
Daum Kakao Corp.	5	582
DGB Financial Group Inc.	26	270
Dongbu Insurance Co. Ltd.	8	407
Doosan Corp.	2	144
Doosan Heavy Industries and Construction Co. Ltd.	13	268
Doosan Infracore Co. Ltd. (c)	24	214
E-Mart Co. Ltd.	4	803
GS Engineering & Construction Corp. (c)	10	199
GS Holdings Corp.	11	410
Halla Visteon Climate Control Corp.	8	356
Hana Financial Group Inc.	62	1,785
Hankook Tire Co. Ltd.	15	718
Hanwha Chem Corp.	23	239
Hanwha Corp.	12	329
Hanwha Life Insurance Co. Ltd.	40	305
Hite Jinro Co. Ltd.	6	136
Hotel Shilla Co. Ltd.	7	562
Hyosung Corp.	4	274
Hyundai Department Store Co. Ltd.	3	319
Hyundai Development Co.	13	441
Hyundai Engineering & Construction Co. Ltd.	15	582
Hyundai Glovis Co. Ltd.	3	717
Hyundai Heavy Industries Co. Ltd.	8	873
Hyundai Marine & Fire Insurance Co. Ltd.	12	281
Hyundai Merchant Marine Co. Ltd. (c)	12	107
Hyundai Mipo Dockyard Co. Ltd.	2	128
Hyundai Mobis	14	3,057
Hyundai Motor Co.	33	4,968
Hyundai Steel Co.	14	821
Hyundai Wia Corp.	3	534
Industrial Bank of Korea	53	679
Kangwon Land Inc.	24	674
KB Financial Group Inc.	81	2,652
KCC Corp.	1	608
KEPCO Plant Service & Engineering Co. Ltd.	4	286
Kia Motors Corp.	55	2,620
Korea Aerospace Industries Ltd.	10	351
Korea Electric Power Corp.	54	2,064

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Korea Gas Corp. (c)	7	322
Korea Investment Holdings Co. Ltd.	8	337
Korea Kumho Petrochemical	3	211
Korea Zinc Co. Ltd.	2	664
Korean Air Lines Co. Ltd. (c)	8	333
KT Corp. - ADR (e)	27	378
KT&G Corp.	23	1,600
LG Chem Ltd.	10	1,654
LG Corp.	20	1,095
LG Display Co. Ltd. (c)	47	1,440
LG Electronics Inc.	24	1,265
LG Household & Health Care Ltd.	2	1,157
LG Innotek Co. Ltd. (c)	2	254
LG Telecom Ltd.	41	424
Lotte Chemical	3	416
Lotte Confectionery Co. Ltd.	—	206
Lotte Shopping Co. Ltd.	2	574
LS Corp.	3	168
LS Industrial Systems Co. Ltd.	3	182
Mirae Asset Securities Co. Ltd.	4	174
NCSoft Corp.	3	567
NHN Corp.	6	3,731
OCI Co. Ltd. (c)	3	232
Orion Corp.	1	742
Paradise Co. Ltd.	8	171
POSCO Inc.	14	3,472
S-Oil Corp.	9	380
S1 Corp.	4	278
Samsung C&T Corp.	27	1,495
Samsung Card Co. Ltd.	7	264
Samsung Electro-Mechanics Co. Ltd.	13	630
Samsung Electronics Co. Ltd.	23	27,967
Samsung Engineering Co. Ltd. (c)	5	187
Samsung Fire & Marine Insurance Co. Ltd.	7	1,850
Samsung Heavy Industries Co. Ltd.	34	605
Samsung Life Insurance Co. Ltd.	12	1,290
Samsung SDI Co.	12	1,269
Samsung SDS Co. Ltd. (c)	6	1,469
Samsung Securities Co. Ltd.	12	476
Shinhan Financial Group Co. Ltd.	89	3,579
Shinsegae Co. Ltd.	1	198
SK C&C Co. Ltd.	4	798
SK Holdings Co. Ltd.	5	800
SK Hynix Inc. (c)	120	5,131
SK Innovation Co. Ltd.	13	1,034
SK Networks Co. Ltd. (c)	22	180
SK Telecom Co. Ltd.	2	490
Woongjin Coway Co. Ltd.	11	835
Woori Bank (c)	65	588
Woori Investment & Securities Co. Ltd.	37	343
Yuhan Corp.	2	293

		110,592

TAIWAN - 12.4%
Acer Inc. (c)	459	308
Advanced Semiconductor Engineering Inc.	1,369	1,626
Advantech Co. Ltd.	68	500
Asia Cement Corp.	539	664
Asia Pacific Telecom Co. Ltd.	424	233
Asustek Computer Inc.	149	1,626
AU Optronics Corp.	1,826	927
Catcher Technology Co. Ltd.	137	1,054
Cathay Financial Holding Co. Ltd.	1,737	2,566
Chailease Holding Co. Ltd.	208	515
Chang Hwa Commercial Bank	1,037	593
Cheng Shin Rubber Industry Co. Ltd.	366	860
Chicony Electronics Co. Ltd.	121	338
China Airlines Ltd. (c)	499	228

	Shares/Par (t)	Value
China Development Financial Holding Corp.	2,869	912
China Motor Corp.	88	78
China Steel Corp.	2,566	2,128
Chunghwa Telecom Co. Ltd.	773	2,291
Clevo Co.	81	125
Compal Electronics Inc.	883	617
CTBC Financial Holding Co. Ltd.	2,741	1,773
CTCI Corp.	108	172
Delta Electronics Inc.	386	2,281
E. Sun Financial Holding Co. Ltd.	1,405	871
Eclat Textile Co. Ltd.	30	303
Epistar Corp.	238	471
Eva Airways Corp. (c)	322	224
Evergreen Marine Corp. Taiwan Ltd. (c)	363	256
Far Eastern Department Stores Co. Ltd.	167	148
Far Eastern New Century Corp.	619	612
Far EasTone Telecommunications Co. Ltd.	336	774
Farglory Land Development Co. Ltd.	78	93
First Financial Holding Co. Ltd.	1,564	917
Formosa Chemicals & Fibre Corp.	714	1,504
Formosa International Hotels Corp.	6	67
Formosa Petrochemical Corp.	237	514
Formosa Plastics Corp.	854	1,945
Formosa Taffeta Co. Ltd.	142	140
Foxconn Technology Co. Ltd.	178	477
Fubon Financial Holding Co. Ltd.	1,430	2,276
Giant Manufacturing Co. Ltd.	56	495
Hermes Microvision Inc.	8	400
Highwealth Construction Corp.	155	310
Hiwin Technologies Corp.	43	360
Hon Hai Precision Industry Co. Ltd.	2,604	7,190
Hotai Motor Co. Ltd.	54	808
HTC Corp. (c)	138	616
Hua Nan Financial Holdings Co. Ltd.	1,191	666
Innolux Corp.	1,723	833
Inotera Memories Inc. (c)	432	678
Inventec Corp.	409	273
Kinsus Interconnect Technology Corp.	45	149
Largan Precision Co. Ltd.	20	1,497
Lite-On Technology Corp.	443	506
MediaTek Inc.	295	4,292
Mega Financial Holdings Co. Ltd.	2,031	1,567
Merida Industry Co. Ltd.	39	262
Nan Ya Plastics Corp.	1,033	2,130
Novatek Microelectronics Corp.	121	674
Pegatron Corp.	325	743
Phison Electronics Corp.	24	165
Pou Chen Corp.	457	551
Powertech Technology Inc.	164	280
President Chain Store Corp.	118	911
Quanta Computer Inc.	581	1,448
Radiant Opto-Electronics Corp.	100	318
Realtek Semiconductor Corp.	95	315
Ruentex Development Co. Ltd.	169	268
Ruentex Industries Ltd.	132	277
ScinoPharm Taiwan Ltd.	45	80
Shin Kong Financial Holding Co. Ltd.	1,462	414
Siliconware Precision Industries Co.	623	939
Simplo Technology Co. Ltd.	58	284
SinoPac Financial Holdings Co. Ltd.	1,669	684
Standard Foods Corp.	55	121
Synnex Technology International Corp.	231	335
Taishin Financial Holding Co. Ltd.	1,546	635
Taiwan Business Bank (c)	604	175
Taiwan Cement Corp.	687	939
Taiwan Cooperative Financial Holding	1,257	646
Taiwan Fertilizer Co. Ltd.	193	340
Taiwan Glass Industrial Corp.	206	161

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Taiwan Mobile Co. Ltd.	365	1,206
Taiwan Semiconductor Manufacturing Co. Ltd.	5,180	22,818
Teco Electric and Machinery Co. Ltd.	423	400
TPK Holding Co. Ltd.	42	249
Transcend Information Inc.	28	87
TSRC Corp.	108	116
U-Ming Marine Transport Corp.	88	138
Uni-President Enterprises Corp.	995	1,574
Unimicron Technology Corp.	232	176
United Microelectronics Corp.	2,600	1,207
Vanguard International Semiconductor Corp.	158	259
Walsin Lihwa Corp. (c)	601	188
Wistron Corp.	509	459
WPG Holdings Co. Ltd.	383	445
Yang Ming Marine Transport Corp. (c)	200	106
Yuanta Financial Holding Co. Ltd.	1,788	867
Yulon Motor Co. Ltd.	164	240
Zhen Ding Technology Holding Ltd.	73	193

		99,470

THAILAND - 2.4%
Advanced Info Service PCL	48	366
Advanced Info Service PCL - NVDR	176	1,336
Airports of Thailand PCL - NVDR	96	817
Bangkok Bank PCL	32	190
Bangkok Bank PCL - NVDR	88	518
Bangkok Dusit Medical Services PCL - NVDR	642	334
Banpu PCL	78	58
Banpu PCL - NVDR	194	146
BEC World PCL	73	113
BEC World PCL - NVDR	166	257
BTS Group Holdings PCL - NVDR	1,160	338
Bumrungrad Hospital PCL	88	374
Central Pattana PCL - NVDR	284	389
Charoen Pokphand Foods PCL	227	187
Charoen Pokphand Foods PCL - NVDR	280	230
CP ALL PCL	360	463
CP ALL PCL - NVDR	581	747
Delta Electronics Thailand PCL	126	270
Energy Absolute PCL	265	200
Glow Energy PCL	42	114
Glow Energy PCL - NVDR	66	176
Home Product Center PCL - NVDR	821	205
Indorama Ventures PCL	100	61
Indorama Ventures PCL - NVDR	147	90
IRPC PCL	813	75
IRPC PCL - NVDR	1,302	121
Kasikornbank PCL	44	305
Kasikornbank PCL - NVDR	339	2,345
Krung Thai Bank PCL - Class F	61	42
Krung Thai Bank PCL	244	168
Krung Thai Bank PCL - NVDR	373	256
Minor International PCL - NVDR	285	280
PTT Exploration & Production PCL	83	282
PTT Exploration & Production PCL - NVDR	222	752
PTT Global Chemical PCL	119	185
PTT Global Chemical PCL - NVDR	202	313
PTT PCL	67	659
PTT PCL - NVDR	139	1,360
Siam Cement PCL	4	56
Siam Cement PCL - NVDR	75	1,024
Siam Commercial Bank PCL	89	487
Siam Commercial Bank PCL - NVDR	243	1,340
Thai Oil PCL	78	99
Thai Oil PCL - NVDR	79	100
Thai Union Frozen Products PCL	104	284
TMB Bank PCL - NVDR	2,362	209

	Shares/Par (t)	Value
True Corp PCL - NVDR (c)	1,826	609

		19,330

TURKEY - 1.8%
Akbank T.A.S.	364	1,344
Anadolu Efes Biracilik Ve Malt Sanayii A/S (c)	38	372
Arcelik A/S	49	315
BIM Birlesik Magazalar A/S	46	980
Coca-Cola Icecek A/S	19	416
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	376	444
Enka Insaat ve Sanayi A/S	89	200
Eregli Demir ve Celik Fabrikalari TAS	320	609
Ford Otomotiv Sanayi A/S	11	158
Haci Omer Sabanci Holding A/S	205	890
KOC Holding A/S	122	643
Petkim Petrokimya Holding AS	51	86
TAV Havalimanlari Holding A/S	29	235
Tofas Turk Otomobil Fabrikasi A/S	20	138
Tupras Turkiye Petrol Rafinerileri A/S	25	587
Turk Hava Yollari (c)	110	452
Turk Telekomunikasyon A/S	129	402
Turkcell Iletisim Hizmetleri A/S (c)	183	1,119
Turkiye Garanti Bankasi A/S	511	2,051
Turkiye Halk Bankasi A/S	132	780
Turkiye Is Bankasi SA - Class C	332	954
Turkiye Sise ve Cam Fabrikalari A/S	87	135
Turkiye Vakiflar Bankasi Tao	160	333
Ulker Biskuvi Sanayi A/S	35	277
Yapi ve Kredi Bankasi A/S	219	455
		14,375

UNITED ARAB EMIRATES - 0.6%
Abu Dhabi Commercial Bank PJSC	245	462
Aldar Properties PJSC	659	464
Arabtec Holding Co. (c)	245	189
DP World Ltd.	34	702
Dubai Financial Market	343	182
Dubai Islamic Bank PJSC	196	359
Emaar Properties PJSC	788	1,519
First Gulf Bank PJSC	152	699
National Bank of Abu Dhabi PJSC	127	478

		5,054

UNITED KINGDOM - 0.1%
British American Tobacco Plc	24	448

UNITED STATES OF AMERICA - 0.1%
Southern Copper Corp.	35	987

Total Common Stocks (cost $776,273)		748,974

PREFERRED STOCKS - 5.6%

BRAZIL - 3.5%
AES Tiete SA	16	109
Banco Bradesco SA	441	5,816
Banco do Estado do Rio Grande do Sul	37	200
Bradespar SA	42	226
Braskem SA	30	196
Centrais Eletricas Brasileiras SA	33	100
Cia Brasileira de Distribuicao Grupo Pao de Acucar	28	1,044
Cia Energetica de Minas Gerais	153	757
Cia Energetica de Sao Paulo	38	384
Cia Paranaense de Energia	21	277
Gerdau SA	177	636
Itau Unibanco Holding SA	585	7,609
Itausa - Investimentos Itau SA	674	2,382
Lojas Americanas SA	104	674
Metalurgica Gerdau SA	50	213

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Oi SA	50	161
Petroleo Brasileiro SA	882	3,324
Suzano Papel e Celulose SA	81	344
Telefonica Brasil SA	61	1,072
Usinas Siderurgicas de Minas Gerais SA - Class A	68	130
Vale SA	402	2,911

		28,565

CHILE - 0.1%
Embotelladora Andina SA - Class B	86	242
Sociedad Quimica y Minera de Chile SA	22	534

		776

COLOMBIA - 0.3%
Banco Davivienda SA	18	214
Bancolombia SA	86	1,034
Grupo Argos SA	24	203
Grupo Aval Acciones y Valores	776	418
Grupo de Inversiones Suramericana SA	16	272

		2,141

MEXICO - 0.8%
Cemex SAB de CV (e)	2,496	2,545
Grupo Televisa SAB	539	3,676

		6,221

RUSSIAN FEDERATION - 0.2%
AK Transneft OAO	—	721
Sberbank of Russia	191	115
Surgutneftegas OAO	1,427	679

		1,515

SOUTH KOREA - 0.7%
Hyundai Motor Co.	8	918
Hyundai Motor Co.	5	624
LG Chem Ltd.	2	198
Samsung Electronics Co. Ltd.	4	3,983

		5,723

Total Preferred Stocks (cost $58,702)		44,941

RIGHTS - 0.0%

SOUTH KOREA - 0.0%
DGB Financial Group Inc. (c) (f)	5	6

TAIWAN - 0.0%
EVA Airways Corp. (c) (f)	47	8

Total Rights (cost $0)		14

SHORT TERM INVESTMENTS - 4.0%

Investment Companies - 2.3%
JNL Money Market Fund, 0.01% (a) (h)	18,455	18,455

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	12,781	12,781

Treasury Securities - 0.1%
U.S. Treasury Bill
0.02%, 03/12/15 (o)	$170	170
0.08%, 06/04/15 (o)	570	570

		740

Total Short Term Investments (cost $31,976)		31,976

	Shares/Par (t)	Value
Total Investments - 102.5% (cost $866,951)		825,905
Other Assets and Liabilities, Net - (2.5%)		(19,924)

Total Net Assets - 100.0%		$805,981

JNL/Mellon Capital S&P 500 Index Fund

COMMON STOCKS - 98.4%

CONSUMER DISCRETIONARY - 12.1%
Amazon.com Inc. (c)	85	$26,499
AutoNation Inc. (c)	14	871
AutoZone Inc. (c)	7	4,572
Bed Bath & Beyond Inc. (c)	42	3,196
Best Buy Co. Inc.	65	2,533
BorgWarner Inc.	50	2,739
Cablevision Systems Corp. - Class A (e)	47	962
Carmax Inc. (c)	48	3,224
Carnival Corp.	101	4,575
CBS Corp. - Class B	109	6,038
Chipotle Mexican Grill Inc. - Class A (c)	7	4,722
Coach Inc.	60	2,266
Comcast Corp. - Class A (e)	582	33,750
D.R. Horton Inc.	73	1,851
Darden Restaurants Inc. (e)	28	1,613
Delphi Automotive Plc	67	4,851
DIRECTV (c)	112	9,719
Discovery Communications Inc. - Class A (c)	34	1,185
Discovery Communications Inc. - Class C (c)	60	2,036
Dollar General Corp. (c)	68	4,787
Dollar Tree Inc. (c)	48	3,359
Expedia Inc.	23	1,995
Family Dollar Stores Inc.	20	1,593
Ford Motor Co.	868	13,448
Fossil Group Inc. (c)	11	1,219
GameStop Corp. - Class A (e)	25	848
Gannett Co. Inc.	49	1,551
Gap Inc.	58	2,439
Garmin Ltd. (e)	27	1,427
General Motors Co.	301	10,512
Genuine Parts Co.	33	3,561
Goodyear Tire & Rubber Co.	64	1,821
H&R Block Inc.	62	2,079
Harley-Davidson Inc.	48	3,171
Harman International Industries Inc.	15	1,551
Hasbro Inc.	24	1,346
Home Depot Inc.	297	31,155
Interpublic Group of Cos. Inc.	90	1,868
Johnson Controls Inc.	151	7,306
Kohl’s Corp.	46	2,812
L Brands Inc.	55	4,722
Leggett & Platt Inc. (e)	30	1,296
Lennar Corp. - Class A	40	1,786
Lowe’s Cos. Inc.	219	15,086
Macy’s Inc.	78	5,130
Marriott International Inc. - Class A	50	3,880
Mattel Inc.	74	2,296
McDonald’s Corp.	221	20,718
McGraw-Hill Financial. Inc.	61	5,450
Michael Kors Holdings Ltd. (c)	46	3,434
Mohawk Industries Inc. (c)	13	2,029
Netflix Inc. (c)	13	4,503
Newell Rubbermaid Inc.	64	2,450
News Corp. - Class A (c)	112	1,760
Nike Inc. - Class B	158	15,194
Nordstrom Inc.	31	2,475
O’Reilly Automotive Inc. (c)	24	4,550
Omnicom Group Inc.	57	4,432
PetSmart Inc.	22	1,771

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Priceline Group Inc. (c)	12	13,318
Pulte Homes Inc.	73	1,558
PVH Corp.	18	2,274
Ralph Lauren Corp. - Class A	13	2,436
Ross Stores Inc.	47	4,434
Royal Caribbean Cruises Ltd.	37	3,076
Scripps Networks Interactive Inc. - Class A (e)	24	1,796
Staples Inc.	143	2,592
Starbucks Corp.	169	13,889
Starwood Hotels & Resorts Worldwide Inc.	42	3,385
Target Corp.	143	10,862
Tiffany & Co.	24	2,592
Time Warner Cable Inc.	63	9,579
Time Warner Inc.	189	16,141
TJX Cos. Inc.	155	10,662
Tractor Supply Co.	30	2,389
TripAdvisor Inc. (c)	24	1,807
Twenty-First Century Fox Inc. - Class A	422	16,226
Under Armour Inc. - Class A (c)	36	2,440
Urban Outfitters Inc. (c)	23	821
VF Corp.	78	5,855
Viacom Inc. - Class B	86	6,439
Walt Disney Co. (e)	351	33,092
Whirlpool Corp.	17	3,308
Wyndham Worldwide Corp.	28	2,433
Wynn Resorts Ltd.	18	2,678
Yum! Brands Inc.	99	7,180

		503,274

CONSUMER STAPLES - 9.3%
Altria Group Inc.	446	21,955
Archer-Daniels-Midland Co.	146	7,583
Avon Products Inc.	94	885
Brown-Forman Corp. - Class B	35	3,095
Campbell Soup Co.	39	1,705
Clorox Co.	28	2,958
Coca-Cola Co.	887	37,438
Coca-Cola Enterprises Inc.	55	2,424
Colgate-Palmolive Co.	194	13,413
ConAgra Foods Inc.	94	3,423
Constellation Brands Inc. - Class A (c)	38	3,697
Costco Wholesale Corp.	99	13,966
CVS Health Corp.	258	24,870
Dr. Pepper Snapple Group Inc.	43	3,067
Estee Lauder Cos. Inc. - Class A	51	3,881
General Mills Inc.	139	7,403
Hershey Co.	34	3,542
Hormel Foods Corp.	29	1,496
JM Smucker Co.	23	2,325
Kellogg Co.	57	3,753
Keurig Green Mountain Inc.	28	3,666
Kimberly-Clark Corp.	84	9,739
Kraft Foods Group Inc.	132	8,275
Kroger Co.	110	7,063
Lorillard Inc.	81	5,077
McCormick & Co. Inc. (e)	29	2,143
Mead Johnson Nutrition Co.	46	4,593
Molson Coors Brewing Co. - Class B	35	2,579
Mondelez International Inc. - Class A	376	13,665
Monster Beverage Corp. (c)	32	3,496
PepsiCo Inc.	337	31,871
Philip Morris International Inc.	350	28,502
Procter & Gamble Co.	608	55,377
Reynolds American Inc.	68	4,385
Safeway Inc.	55	1,938
Sysco Corp. (e)	132	5,232
Tyson Foods Inc. - Class A	65	2,609
Wal-Mart Stores Inc.	354	30,411

	Shares/Par (t)	Value
Whole Foods Market Inc.	81	4,075

		387,575

ENERGY - 8.2%
Anadarko Petroleum Corp.	113	9,318
Apache Corp.	87	5,472
Baker Hughes Inc.	96	5,391
Cabot Oil & Gas Corp. - Class A	94	2,779
Cameron International Corp. (c)	48	2,387
Chesapeake Energy Corp.	112	2,184
Chevron Corp. (e)	426	47,763
Cimarex Energy Co.	19	1,972
ConocoPhillips	277	19,111
CONSOL Energy Inc.	52	1,747
Denbury Resources Inc. (e)	78	638
Devon Energy Corp.	86	5,281
Diamond Offshore Drilling Inc. (e)	15	544
Ensco Plc - Class A	50	1,506
EOG Resources Inc.	122	11,267
EQT Corp.	34	2,592
Exxon Mobil Corp.	953	88,130
FMC Technologies Inc. (c)	51	2,394
Halliburton Co.	191	7,496
Helmerich & Payne Inc.	24	1,628
Hess Corp.	59	4,374
Kinder Morgan Inc. (e)	380	16,062
Marathon Oil Corp.	153	4,342
Marathon Petroleum Corp.	64	5,749
Murphy Oil Corp.	39	1,959
Nabors Industries Ltd.	62	805
National Oilwell Varco Inc.	95	6,221
Newfield Exploration Co. (c)	29	793
Noble Corp. Plc (e)	55	913
Noble Energy Inc.	80	3,786
Occidental Petroleum Corp.	175	14,089
Phillips 66	127	9,088
Pioneer Natural Resources Co.	33	4,967
QEP Resources Inc.	38	768
Range Resources Corp.	37	1,993
Schlumberger Ltd.	292	24,920
Southwestern Energy Co. (c)	80	2,183
Spectra Energy Corp.	151	5,482
Tesoro Corp.	29	2,128
Transocean Ltd. (e)	77	1,415
Valero Energy Corp.	118	5,817
Williams Cos. Inc.	152	6,816

		344,270

FINANCIALS - 16.3%
ACE Ltd.	75	8,652
Affiliated Managers Group Inc. (c)	12	2,625
AFLAC Inc.	103	6,290
Allstate Corp.	95	6,652
American Express Co.	200	18,654
American International Group Inc.	315	17,668
American Tower Corp.	89	8,800
Ameriprise Financial Inc.	43	5,667
Aon Plc - Class A	64	6,105
Apartment Investment & Management Co. - Class A	31	1,162
Assurant Inc.	17	1,155
AvalonBay Communities Inc.	29	4,772
Bank of America Corp.	2,366	42,323
Bank of New York Mellon Corp. (a)	254	10,301
BB&T Corp.	161	6,246
Berkshire Hathaway Inc. - Class B (c)	410	61,604
BlackRock Inc.	29	10,230
Boston Properties Inc.	34	4,387

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Capital One Financial Corp.	127	10,465
CBRE Group Inc. - Class A (c)	63	2,169
Charles Schwab Corp.	261	7,892
Chubb Corp.	55	5,692
Cincinnati Financial Corp.	32	1,675
Citigroup Inc.	681	36,873
CME Group Inc.	70	6,209
Comerica Inc.	39	1,826
Crown Castle International Corp.	74	5,839
Discover Financial Services	104	6,825
E*TRADE Financial Corp. (c)	65	1,588
Equity Residential (e)	81	5,792
Essex Property Trust Inc.	14	2,953
Fifth Third Bancorp	195	3,977
Franklin Resources Inc.	88	4,882
General Growth Properties Inc.	139	3,908
Genworth Financial Inc. - Class A (c)	114	970
Goldman Sachs Group Inc.	92	17,817
Hartford Financial Services Group Inc.	98	4,083
HCP Inc.	104	4,557
Health Care REIT Inc. (e)	72	5,465
Host Hotels & Resorts Inc.	169	4,018
Hudson City Bancorp Inc.	106	1,068
Huntington Bancshares Inc.	177	1,863
Intercontinental Exchange Inc.	26	5,597
Invesco Ltd.	95	3,772
JPMorgan Chase & Co.	845	52,856
KeyCorp	198	2,749
Kimco Realty Corp.	90	2,257
Legg Mason Inc.	22	1,179
Leucadia National Corp.	68	1,528
Lincoln National Corp.	60	3,464
Loews Corp.	66	2,780
M&T Bank Corp.	30	3,737
Macerich Co.	31	2,569
Marsh & McLennan Cos. Inc.	122	6,970
MetLife Inc.	255	13,809
Moody’s Corp.	42	3,984
Morgan Stanley	341	13,222
NASDAQ OMX Group Inc.	26	1,226
Navient Corp.	95	2,059
Northern Trust Corp.	49	3,299
People’s United Financial Inc. (e)	70	1,067
Plum Creek Timber Co. Inc.	38	1,643
PNC Financial Services Group Inc.	120	10,938
Principal Financial Group Inc.	60	3,091
Progressive Corp.	119	3,212
ProLogis Inc.	113	4,859
Prudential Financial Inc.	104	9,400
Public Storage	33	6,027
Regions Financial Corp.	322	3,398
Simon Property Group Inc.	70	12,808
State Street Corp.	97	7,581
SunTrust Banks Inc.	119	4,985
T. Rowe Price Group Inc.	59	5,084
Torchmark Corp.	29	1,580
Travelers Cos. Inc.	76	8,065
U.S. Bancorp	407	18,311
Unum Group	56	1,938
Ventas Inc. (e)	65	4,696
Vornado Realty Trust	39	4,645
Wells Fargo & Co.	1,064	58,342
Weyerhaeuser Co.	119	4,256
XL Group Plc	60	2,079
Zions Bancorp	45	1,281

		678,042

	Shares/Par (t)	Value
HEALTH CARE - 14.3%
Abbott Laboratories	341	15,342
AbbVie Inc.	358	23,446
Actavis Plc (c) (e)	59	15,239
Aetna Inc.	80	7,136
Agilent Technologies Inc.	74	3,015
Alexion Pharmaceuticals Inc. (c)	44	8,183
Allergan Inc.	67	14,217
AmerisourceBergen Corp.	47	4,236
Amgen Inc.	171	27,251
Anthem Inc.	62	7,738
Baxter International Inc.	120	8,808
Becton Dickinson & Co.	43	6,006
Biogen Idec Inc. (c)	53	17,957
Boston Scientific Corp. (c)	291	3,861
Bristol-Myers Squibb Co.	373	22,018
Cardinal Health Inc.	76	6,121
CareFusion Corp. (c)	46	2,703
Celgene Corp. (c)	181	20,292
Cerner Corp. (c)	68	4,402
CIGNA Corp.	61	6,233
Covidien Plc	102	10,403
CR Bard Inc.	17	2,846
DaVita HealthCare Partners Inc. (c)	38	2,899
Dentsply International Inc.	30	1,611
Edwards Lifesciences Corp. (c)	23	2,986
Eli Lilly & Co.	219	15,106
Express Scripts Holding Co. (c)	167	14,161
Gilead Sciences Inc. (c)	339	31,938
Hospira Inc. (c)	37	2,286
Humana Inc.	34	4,853
Intuitive Surgical Inc. (c)	9	4,511
Johnson & Johnson	630	65,897
Laboratory Corp. of America Holdings (c)	19	2,027
Mallinckrodt Plc (c)	25	2,507
McKesson Corp.	52	10,706
Medtronic Inc. (e)	220	15,860
Merck & Co. Inc.	642	36,458
Mylan Inc. (c)	85	4,791
Patterson Cos. Inc.	18	869
PerkinElmer Inc.	24	1,051
Perrigo Co. Plc	32	5,274
Pfizer Inc.	1,424	44,352
Quest Diagnostics Inc.	32	2,140
Regeneron Pharmaceuticals Inc. (c)	17	6,804
St. Jude Medical Inc.	63	4,106
Stryker Corp.	67	6,282
Tenet Healthcare Corp. (c)	22	1,113
Thermo Fisher Scientific Inc.	89	11,172
UnitedHealth Group Inc.	216	21,858
Universal Health Services Inc. - Class B	20	2,259
Varian Medical Systems Inc. (c)	23	1,968
Vertex Pharmaceuticals Inc. (c)	54	6,363
Walgreens Boots Alliance Inc.	196	14,927
Waters Corp. (c)	18	2,084
Zimmer Holdings Inc.	38	4,316
Zoetis Inc. - Class A	112	4,802
		597,790

INDUSTRIALS - 10.3%
3M Co.	145	23,787
ADT Corp. (e)	45	1,618
Allegion Plc	20	1,103
AMETEK Inc.	53	2,795
Avery Dennison Corp.	22	1,136
Boeing Co.	150	19,524
Caterpillar Inc.	136	12,492

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CH Robinson Worldwide Inc.	34	2,563
Cintas Corp.	22	1,726
CSX Corp.	225	8,136
Cummins Inc.	39	5,570
Danaher Corp.	137	11,773
Deere & Co.	81	7,127
Delta Air Lines Inc.	191	9,392
Dover Corp.	37	2,634
Dun & Bradstreet Corp.	8	1,016
Eaton Corp. Plc	107	7,243
Emerson Electric Co.	158	9,723
Equifax Inc.	27	2,219
Expeditors International of Washington Inc.	43	1,932
Fastenal Co. (e)	61	2,908
FedEx Corp.	60	10,355
Flowserve Corp.	30	1,794
Fluor Corp.	35	2,128
General Dynamics Corp.	71	9,814
General Electric Co.	2,259	57,094
Honeywell International Inc.	175	17,526
Illinois Tool Works Inc.	82	7,768
Ingersoll-Rand Plc	59	3,743
Iron Mountain Inc.	40	1,528
Jacobs Engineering Group Inc. (c)	30	1,331
Joy Global Inc.	22	1,040
Kansas City Southern	24	2,905
L-3 Communications Holdings Inc.	19	2,383
Lockheed Martin Corp.	60	11,618
Masco Corp.	75	1,894
Nielsen NV	72	3,241
Norfolk Southern Corp.	70	7,640
Northrop Grumman Systems Corp.	46	6,721
PACCAR Inc.	80	5,437
Pall Corp.	24	2,467
Parker Hannifin Corp.	33	4,287
Pentair Plc	44	2,904
Pitney Bowes Inc.	45	1,101
Precision Castparts Corp.	32	7,741
Quanta Services Inc. (c)	50	1,429
Raytheon Co.	71	7,637
Republic Services Inc. - Class A	60	2,396
Robert Half International Inc.	30	1,731
Rockwell Automation Inc.	31	3,494
Rockwell Collins Inc.	30	2,564
Roper Industries Inc.	23	3,547
Ryder System Inc.	11	1,063
Snap-On Inc.	12	1,690
Southwest Airlines Co.	153	6,486
Stanley Black & Decker Inc.	35	3,332
Stericycle Inc. (c)	19	2,441
Textron Inc.	61	2,588
Tyco International Plc	95	4,152
Union Pacific Corp.	200	23,860
United Parcel Service Inc. - Class B	158	17,523
United Rentals Inc. (c)	22	2,271
United Technologies Corp.	191	21,924
Waste Management Inc.	97	4,980
WW Grainger Inc.	13	3,421
Xylem Inc.	40	1,504

		430,910

INFORMATION TECHNOLOGY - 19.4%
Accenture Plc - Class A	143	12,741
Adobe Systems Inc. (c)	106	7,733
Akamai Technologies Inc. (c)	40	2,529
Alliance Data Systems Corp. (c)	14	4,095
Altera Corp.	69	2,545
Amphenol Corp. - Class A	69	3,704

	Shares/Par (t)	Value
Analog Devices Inc.	70	3,859
Apple Inc.	1,320	145,719
Applied Materials Inc.	273	6,813
Autodesk Inc. (c)	51	3,039
Automatic Data Processing Inc.	108	9,021
Avago Technologies Ltd.	56	5,598
Broadcom Corp. - Class A	125	5,411
CA Inc.	71	2,174
Cisco Systems Inc.	1,150	31,979
Citrix Systems Inc. (c)	40	2,531
Cognizant Technology Solutions Corp. - Class A (c)	137	7,197
Computer Sciences Corp.	31	1,976
Corning Inc.	291	6,681
eBay Inc. (c)	253	14,224
Electronic Arts Inc. (c)	70	3,284
EMC Corp.	457	13,606
F5 Networks Inc. (c)	16	2,148
Facebook Inc. - Class A (c)	470	36,695
Fidelity National Information Services Inc.	63	3,920
First Solar Inc. (c)	15	691
Fiserv Inc. (c)	57	4,037
FLIR Systems Inc.	30	980
Google Inc. - Class A (c)	64	34,023
Google Inc. - Class C (c)	64	33,718
Harris Corp.	23	1,651
Hewlett-Packard Co.	423	16,987
Intel Corp.	1,089	39,511
International Business Machines Corp.	208	33,392
Intuit Inc.	63	5,849
Juniper Networks Inc.	92	2,044
KLA-Tencor Corp.	36	2,527
Lam Research Corp.	36	2,834
Linear Technology Corp.	51	2,316
MasterCard Inc. - Class A	221	19,036
Microchip Technology Inc. (e)	45	2,018
Micron Technology Inc. (c)	239	8,376
Microsoft Corp.	1,855	86,153
Motorola Solutions Inc.	50	3,355
NetApp Inc.	71	2,928
Nvidia Corp.	116	2,333
Oracle Corp.	731	32,893
Paychex Inc.	73	3,374
QUALCOMM Inc.	374	27,835
Red Hat Inc. (c)	41	2,843
Salesforce.com Inc. (c)	132	7,812
SanDisk Corp.	51	4,950
Seagate Technology	73	4,840
Symantec Corp.	154	3,964
TE Connectivity Ltd.	90	5,678
Teradata Corp. (c)	35	1,538
Texas Instruments Inc.	238	12,731
Total System Services Inc.	35	1,174
VeriSign Inc. (c) (e)	28	1,586
Visa Inc. - Class A (e)	110	28,957
Western Digital Corp.	49	5,418
Western Union Co. (e)	120	2,148
Xerox Corp.	243	3,368
Xilinx Inc.	60	2,599
Yahoo! Inc. (c)	199	10,036

		807,725

MATERIALS - 3.1%
Air Products & Chemicals Inc.	43	6,234
Airgas Inc.	14	1,613
Alcoa Inc.	266	4,198
Allegheny Technologies Inc.	23	813
Ball Corp.	31	2,127

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
CF Industries Holdings Inc.	11	3,061
Dow Chemical Co.	253	11,533
E.I. du Pont de Nemours & Co.	204	15,097
Eastman Chemical Co.	33	2,529
Ecolab Inc.	61	6,367
FMC Corp.	29	1,632
Freeport-McMoran Inc. - Class B	230	5,375
International Flavors & Fragrances Inc.	17	1,751
International Paper Co.	97	5,173
LyondellBasell Industries NV - Class A	94	7,426
Martin Marietta Materials Inc.	14	1,500
MeadWestvaco Corp.	37	1,647
Monsanto Co.	108	12,956
Mosaic Co.	74	3,359
Newmont Mining Corp.	107	2,027
Nucor Corp.	71	3,484
Owens-Illinois Inc. (c)	35	947
PPG Industries Inc.	31	7,149
Praxair Inc.	65	8,439
Sealed Air Corp.	47	1,996
Sherwin-Williams Co.	19	4,964
Sigma-Aldrich Corp.	26	3,572
Vulcan Materials Co.	30	1,978

		128,947

TELECOMMUNICATION SERVICES - 2.2%
AT&T Inc. (e)	1,167	39,193
CenturyLink Inc.	130	5,134
Frontier Communications Corp. (e)	214	1,426
Level 3 Communications Inc. (c)	62	3,072
Verizon Communications Inc.	934	43,671
Windstream Holdings Inc. (e)	127	1,044

		93,540

UTILITIES - 3.2%
AES Corp.	143	1,966
AGL Resources Inc.	25	1,375
Ameren Corp.	55	2,520
American Electric Power Co. Inc.	110	6,677
CenterPoint Energy Inc.	93	2,177
CMS Energy Corp.	62	2,146
Consolidated Edison Inc.	65	4,313
Dominion Resources Inc.	130	10,003
DTE Energy Co.	40	3,421
Duke Energy Corp.	158	13,212
Edison International	74	4,829
Entergy Corp.	40	3,505
Exelon Corp.	193	7,153
FirstEnergy Corp.	95	3,714
Integrys Energy Group Inc.	17	1,323
NextEra Energy Inc.	98	10,386
NiSource Inc.	68	2,884
Northeast Utilities	72	3,838
NRG Energy Inc.	75	2,028
Oneok Inc.	47	2,358
Pepco Holdings Inc.	53	1,434
PG&E Corp.	107	5,673
Pinnacle West Capital Corp.	23	1,591
PPL Corp.	149	5,417
Public Service Enterprise Group Inc.	113	4,669
SCANA Corp.	33	1,976
Sempra Energy	51	5,722
Southern Co. (e)	202	9,925
TECO Energy Inc.	52	1,061
Wisconsin Energy Corp.	49	2,605

	Shares/Par (t)	Value
Xcel Energy Inc.	113	4,068

		133,969
Total Common Stocks (cost $2,910,166)		4,106,042

SHORT TERM INVESTMENTS - 6.3%

Investment Companies - 1.4%
JNL Money Market Fund, 0.01% (a) (h)	58,774	58,774

Securities Lending Collateral - 4.8%
Repurchase Agreement with MLP, 0.45% (collateralized by various publicly traded domestic equities with a value of $126,500) acquired on 12/05/14, due 03/06/15 at $115,131 (q)	$115,000	115,000
Repurchase Agreement with MSC, 0.43% (collateralized by various publicly traded domestic equities with a value of $66,001) acquired on 12/15/14, due 04/06/15 at $60,080 (q)	60,000	60,000
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	25,925	25,925

		200,925
Treasury Securities - 0.1%
U.S. Treasury Bill
0.02%, 03/12/15 (o)	460	460
0.08%, 06/04/15 (o)	2,625	2,624

		3,084

Total Short Term Investments (cost $262,783)		262,783

Total Investments - 104.7% (cost $3,172,949)		4,368,825
Other Assets and Liabilities, Net - (4.7%)		(197,518)

Total Net Assets - 100.0%		$4,171,307

JNL/Mellon Capital S&P 400 MidCap Index Fund

COMMON STOCKS - 98.2%

CONSUMER DISCRETIONARY - 13.4%
Aaron’s Inc.	74	$2,256
Abercrombie & Fitch Co. - Class A (e)	82	2,347
Advance Auto Parts Inc.	83	13,175
AMC Networks Inc. - Class A (c)	68	4,306
American Eagle Outfitters Inc.	197	2,740
Ann Inc. (c)	53	1,947
Apollo Education Group Inc. - Class A (c)	111	3,771
Ascena Retail Group Inc. (c)	148	1,860
Big Lots Inc.	63	2,509
Brinker International Inc.	73	4,297
Brunswick Corp.	105	5,407
Cabela’s Inc. - Class A (c) (e)	53	2,817
Carter’s Inc.	60	5,235
Cheesecake Factory Inc.	53	2,651
Chico’s FAS Inc.	172	2,794
Cinemark Holdings Inc.	117	4,164
CST Brands Inc.	88	3,845
Deckers Outdoor Corp. (c)	40	3,600
DeVry Education Group Inc.	65	3,096
Dick’s Sporting Goods Inc.	113	5,617
Domino’s Pizza Inc.	62	5,867
DreamWorks Animation SKG Inc. - Class A (c)	80	1,786
Foot Locker Inc.	162	9,105
Gentex Corp.	166	5,995
Graham Holdings Co.	5	4,322
Guess? Inc.	72	1,527

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
HanesBrands Inc.	113	12,664
HSN Inc.	37	2,828
International Game Technology	281	4,847
International Speedway Corp. - Class A	32	1,016
J.C. Penney Co. Inc. (c) (e)	343	2,222
Jarden Corp. (c)	202	9,693
John Wiley & Sons Inc. - Class A	53	3,136
Kate Spade & Co. (c)	144	4,604
KB Home (e)	101	1,669
Lamar Advertising Co.	90	4,845
Life Time Fitness Inc. (c) (e)	42	2,403
Live Nation Inc. (c)	164	4,290
LKQ Corp. (c)	342	9,629
MDC Holdings Inc. (e)	46	1,204
Meredith Corp.	41	2,238
New York Times Co. - Class A (e)	144	1,909
NVR Inc. (c)	4	5,665
Office Depot Inc. (c)	551	4,725
Panera Bread Co. - Class A (c)	29	5,147
Polaris Industries Inc. (e)	70	10,565
Rent-A-Center Inc.	62	2,243
Service Corp. International	237	5,381
Signet Jewelers Ltd.	91	11,967
Sotheby’s - Class A	70	3,031
Tempur Sealy International Inc. (c)	69	3,806
Thor Industries Inc.	53	2,944
Time Inc. (e)	125	3,078
Toll Brothers Inc. (c)	184	6,315
Tupperware Brands Corp.	57	3,615
Wendy’s Co.	313	2,824
Williams-Sonoma Inc.	98	7,395

		254,934

CONSUMER STAPLES - 3.3%
Church & Dwight Co. Inc.	153	12,021
Dean Foods Co. (e)	104	2,019
Energizer Holdings Inc.	71	9,085
Flowers Foods Inc.	210	4,022
Hain Celestial Group Inc. (c)	114	6,643
Ingredion Inc.	82	6,966
Lancaster Colony Corp.	22	2,033
Post Holdings Inc. (c) (e)	50	2,104
SUPERVALU Inc. (c)	234	2,270
Tootsie Roll Industries Inc. (e)	25	751
TreeHouse Foods Inc. (c)	48	4,087
United Natural Foods Inc. (c)	56	4,369
WhiteWave Foods Co. - Class A (c)	197	6,910

		63,280

ENERGY - 4.2%
Atwood Oceanics Inc.	68	1,929
California Resources Corp. (c)	354	1,953
CARBO Ceramics Inc. (e)	22	887
Dresser-Rand Group Inc. (c)	87	7,109
Dril-Quip Inc. (c)	45	3,490
Energen Corp.	83	5,313
Gulfport Energy Corp. (c)	97	4,050
Helix Energy Solutions Group Inc. (c)	112	2,424
HollyFrontier Corp.	225	8,443
Murphy USA Inc. (c)	49	3,398
Oceaneering International Inc.	120	7,049
Oil States International Inc. (c)	61	3,007
Patterson-UTI Energy Inc.	166	2,760
Peabody Energy Corp. (e)	303	2,345
Rosetta Resources Inc. (c)	70	1,555
Rowan Cos. Plc - Class A	141	3,282
SM Energy Co.	76	2,938
Superior Energy Services Inc.	177	3,573

	Shares/Par (t)	Value
Tidewater Inc.	56	1,822
Unit Corp. (c)	52	1,787
Western Refining Inc.	85	3,210
World Fuel Services Corp.	82	3,859
WPX Energy Inc. (c)	231	2,687

		78,870

FINANCIALS - 22.4%
Alexander & Baldwin Inc.	51	2,019
Alexandria Real Estate Equities Inc.	81	7,222
Alleghany Corp. (c)	18	8,517
American Campus Communities Inc.	119	4,935
American Financial Group Inc.	85	5,166
Arthur J Gallagher & Co.	184	8,642
Aspen Insurance Holdings Ltd.	71	3,117
Associated Bancorp	174	3,236
Astoria Financial Corp.	96	1,284
BancorpSouth Inc.	97	2,191
Bank of Hawaii Corp.	51	3,024
BioMed Realty Trust Inc.	222	4,781
Brown & Brown Inc.	135	4,439
Camden Property Trust	98	7,258
Cathay General Bancorp	83	2,134
CBOE Holdings Inc.	97	6,132
City National Corp.	54	4,398
Commerce Bancshares Inc.	95	4,151
Corporate Office Properties Trust (e)	105	2,976
Cullen/Frost Bankers Inc.	62	4,400
Duke Realty Corp.	388	7,835
East West Bancorp Inc.	163	6,307
Eaton Vance Corp.	135	5,523
Equity One Inc.	87	2,199
Everest Re Group Ltd.	52	8,827
Extra Space Storage Inc.	125	7,334
Federal Realty Investment Trust	77	10,289
Federated Investors Inc. - Class B (e)	109	3,574
First American Financial Corp.	122	4,128
First Horizon National Corp.	270	3,663
First Niagara Financial Group Inc.	403	3,395
FirstMerit Corp.	188	3,554
Fulton Financial Corp.	213	2,631
Hancock Holding Co.	92	2,818
Hanover Insurance Group Inc.	50	3,574
HCC Insurance Holdings Inc.	111	5,917
Highwoods Properties Inc.	103	4,541
Home Properties Inc.	65	4,268
Hospitality Properties Trust	170	5,277
International Bancshares Corp.	65	1,719
Janus Capital Group Inc. (e)	168	2,705
Jones Lang LaSalle Inc.	51	7,589
Kemper Corp.	57	2,051
Kilroy Realty Corp.	95	6,540
LaSalle Hotel Properties	127	5,142
Liberty Property Trust	168	6,313
Mack-Cali Realty Corp.	96	1,828
Mercury General Corp.	42	2,397
Mid-America Apartment Communities Inc.	85	6,363
MSCI Inc. - Class A	128	6,075
National Retail Properties Inc.	150	5,909
New York Community Bancorp Inc.	502	8,037
Old Republic International Corp.	276	4,038
Omega Healthcare Investors Inc. (e)	145	5,655
PacWest Bancorp	109	4,956
Potlatch Corp.	47	1,972
Primerica Inc.	62	3,379
Prosperity Bancshares Inc.	68	3,780
Protective Life Corp.	90	6,237
Raymond James Financial Inc.	143	8,198

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Rayonier Inc.	144	4,012
Realty Income Corp. (e)	253	12,092
Regency Centers Corp.	106	6,767
Reinsurance Group of America Inc.	78	6,803
RenaissanceRe Holdings Ltd.	44	4,286
SEI Investments Co.	149	5,961
Senior Housing Properties Trust	231	5,118
Signature Bank (c)	57	7,215
SL Green Realty Corp.	110	13,073
SLM Corp.	480	4,893
StanCorp Financial Group Inc.	48	3,357
SVB Financial Group (c)	58	6,696
Synovus Financial Corp.	158	4,284
Tanger Factory Outlet Centers Inc.	109	4,032
Taubman Centers Inc.	72	5,494
TCF Financial Corp.	190	3,023
Trustmark Corp.	78	1,921
UDR Inc.	290	8,945
Umpqua Holdings Corp.	248	4,217
Valley National Bancorp (e)	249	2,422
Waddell & Reed Financial Inc. - Class A	97	4,822
Washington Federal Inc.	114	2,526
Washington Prime Group Inc.	176	3,034
Webster Financial Corp.	103	3,341
Weingarten Realty Investors	128	4,466
WR Berkley Corp.	116	5,966

		425,325

HEALTH CARE - 10.1%
Align Technology Inc. (c)	83	4,627
Allscripts-Misys Healthcare Solutions Inc. (c)	192	2,454
Bio-Rad Laboratories Inc. - Class A (c)	23	2,811
Bio-Techne Corp.	42	3,871
Centene Corp. (c)	67	6,921
Charles River Laboratories International Inc. (c)	54	3,411
Community Health Systems Inc. (c)	131	7,074
Cooper Cos. Inc.	55	8,909
Covance Inc. (c)	64	6,684
Cubist Pharmaceuticals Inc. (c)	87	8,735
Endo International Plc (c)	174	12,550
Halyard Health Inc. (c)	53	2,416
Health Net Inc. (c)	89	4,763
Henry Schein Inc. (c)	96	13,071
Hill-Rom Holdings Inc.	65	2,978
HMS Holdings Corp. (c)	101	2,139
Hologic Inc. (c)	280	7,476
Idexx Laboratories Inc. (c)	54	8,052
LifePoint Hospitals Inc. (c)	51	3,692
MEDNAX Inc. (c)	114	7,540
Mettler-Toledo International Inc. (c)	33	9,846
Omnicare Inc.	112	8,144
Owens & Minor Inc.	70	2,467
ResMed Inc. (e)	159	8,891
Salix Pharmaceuticals Ltd. (c)	73	8,334
Sirona Dental Systems Inc. (c)	63	5,497
STERIS Corp.	67	4,377
Teleflex Inc.	47	5,400
Thoratec Corp. (c)	65	2,100
United Therapeutics Corp. (c)	54	6,946
VCI Inc. (c)	96	4,684
WellCare Health Plans Inc. (c)	50	4,100

		190,960

INDUSTRIALS - 15.3%
Acuity Brands Inc.	49	6,873
AECOM Technology Corp. (c)	175	5,311
AGCO Corp. (e)	96	4,325
Alaska Air Group Inc.	150	8,988

	Shares/Par (t)	Value
Alliant Techsystems Inc.	36	4,211
AO Smith Corp.	86	4,829
B/E Aerospace Inc. (c)	120	6,937
Belden Inc.	49	3,846
Carlisle Cos. Inc.	73	6,568
CLARCOR Inc.	58	3,854
Clean Harbors Inc. (c) (e)	63	3,017
Con-Way Inc.	65	3,216
Copart Inc. (c)	128	4,657
Corporate Executive Board Co.	38	2,756
Corrections Corp. of America	132	4,811
Crane Co.	56	3,302
Deluxe Corp.	56	3,499
Donaldson Co. Inc.	146	5,639
Esterline Technologies Corp. (c)	36	3,970
Exelis Inc.	212	3,711
Fortune Brands Home & Security Inc.	180	8,149
FTI Consulting Inc. (c)	46	1,795
GATX Corp.	51	2,953
Genesee & Wyoming Inc. - Class A (c)	58	5,210
Graco Inc.	68	5,455
Granite Construction Inc.	42	1,605
Harsco Corp.	91	1,726
Herman Miller Inc.	69	2,022
HNI Corp.	50	2,549
Hubbell Inc. - Class B	62	6,613
Huntington Ingalls Industries Inc.	56	6,275
IDEX Corp.	91	7,048
ITT Corp.	104	4,218
JB Hunt Transport Services Inc.	105	8,831
JetBlue Airways Corp. (c) (e)	278	4,415
KBR Inc.	166	2,805
Kennametal Inc.	88	3,161
Kirby Corp. (c)	65	5,222
KLX Inc. (c)	60	2,466
Landstar System Inc.	51	3,680
Lennox International Inc. (e)	50	4,795
Lincoln Electric Holdings Inc.	89	6,126
Manpower Inc.	90	6,160
MSA Safety Inc.	36	1,932
MSC Industrial Direct Co. - Class A (e)	58	4,717
Nordson Corp.	68	5,271
NOW Inc. (c) (e)	122	3,135
Old Dominion Freight Line Inc. (c)	78	6,056
Oshkosh Corp.	91	4,419
Regal-Beloit Corp.	51	3,865
Rollins Inc.	74	2,460
RR Donnelley & Sons Co.	227	3,820
SPX Corp.	47	4,038
Terex Corp.	124	3,451
Timken Co.	86	3,673
Towers Watson & Co. - Class A	80	9,005
Trinity Industries Inc.	178	4,976
Triumph Group Inc.	59	3,941
Valmont Industries Inc. (e)	28	3,558
Wabtec Corp.	109	9,506
Waste Connections Inc.	141	6,191
Watsco Inc.	31	3,319
Werner Enterprises Inc.	51	1,585
Woodward Governor Co.	67	3,281

		289,798

INFORMATION TECHNOLOGY - 17.2%
3D Systems Corp. (c) (e)	118	3,866
ACI Worldwide Inc. (c)	132	2,658
Acxiom Corp. (c)	87	1,765
Advanced Micro Devices Inc. (c) (e)	738	1,972
Advent Software Inc.	50	1,542

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Ansys Inc. (c)	105	8,622
AOL Inc. (c)	90	4,153
Arris Group Inc. (c)	149	4,508
Arrow Electronics Inc. (c)	112	6,475
Atmel Corp. (c)	475	3,988
Avnet Inc.	157	6,759
Broadridge Financial Solutions Inc.	137	6,331
Cadence Design Systems Inc. (c)	333	6,318
CDK Global Inc.	182	7,421
Ciena Corp. (c)	119	2,310
Cognex Corp. (c)	99	4,089
CommVault Systems Inc. (c)	50	2,574
Convergys Corp.	112	2,286
CoreLogic Inc. (c)	105	3,307
Cree Inc. (c) (e)	138	4,460
Cypress Semiconductor Corp. (e)	167	2,378
Diebold Inc.	74	2,559
DST Systems Inc.	34	3,165
Equinix Inc.	62	14,144
FactSet Research Systems Inc. (e)	44	6,258
Fair Isaac Corp.	37	2,658
Fairchild Semiconductor International Inc. (c)	138	2,336
FEI Co.	47	4,264
Fortinet Inc. (c)	157	4,798
Gartner Inc. - Class A (c)	101	8,536
Global Payments Inc.	77	6,228
Informatica Corp. (c)	125	4,762
Ingram Micro Inc. - Class A (c)	176	4,858
Integrated Device Technology Inc. (c)	169	3,304
InterDigital Inc.	42	2,238
International Rectifier Corp. (c)	82	3,259
Intersil Corp. - Class A	147	2,131
IPG Photonics Corp. (c) (e)	40	3,022
Itron Inc. (c)	46	1,938
Jabil Circuit Inc.	221	4,823
Jack Henry & Associates Inc.	93	5,802
JDS Uniphase Corp. (c)	267	3,670
Keysight Technologies Inc. (c)	189	6,384
Knowles Corp. (c) (e)	97	2,279
Leidos Holdings Inc.	72	3,129
Lexmark International Inc. - Class A	71	2,928
Mentor Graphics Corp.	111	2,432
National Instruments Corp.	114	3,555
NCR Corp. (c)	191	5,556
NeuStar Inc. - Class A (c) (e)	63	1,751
Plantronics Inc.	48	2,542
Polycom Inc. (c)	152	2,052
PTC Inc. (c)	133	4,863
Rackspace Hosting Inc. (c)	135	6,323
RF Micro Devices Inc. (c)	663	10,992
Riverbed Technology Inc. (c)	177	3,617
Rovi Corp. (c)	107	2,418
Science Applications International Corp.	47	2,344
Semtech Corp. (c)	76	2,088
Silicon Laboratories Inc. (c)	45	2,152
Skyworks Solutions Inc.	217	15,776
SolarWinds Inc. (c)	75	3,718
Solera Holdings Inc.	78	3,996
SunEdison Inc. (c) (e)	285	5,552
Synopsys Inc. (c)	177	7,711
Tech Data Corp. (c)	43	2,709
Teradyne Inc.	246	4,876
Trimble Navigation Ltd. (c)	296	7,849
Tyler Technologies Inc. (c)	37	4,092
Ultimate Software Group Inc. (c)	32	4,720
VeriFone Systems Inc. (c)	129	4,785
Vishay Intertechnology Inc.	154	2,182
WEX Inc. (c)	44	4,363

	Shares/Par (t)	Value
Zebra Technologies Corp. - Class A (c)	57	4,446

		326,715

MATERIALS - 7.3%
Albemarle Corp. (e)	90	5,430
AptarGroup Inc.	74	4,958
Ashland Inc.	74	8,807
Bemis Co. Inc.	113	5,127
Cabot Corp.	73	3,211
Carpenter Technology Corp.	60	2,973
Cliffs Natural Resources Inc. (e)	171	1,220
Commercial Metals Co.	136	2,215
Compass Minerals International Inc.	38	3,316
Cytec Industries Inc.	82	3,768
Domtar Corp.	73	2,921
Eagle Materials Inc.	57	4,325
Greif Inc. - Class A	38	1,813
Louisiana-Pacific Corp. (c) (e)	162	2,689
Minerals Technologies Inc.	39	2,732
NewMarket Corp.	12	4,909
Olin Corp.	91	2,062
Packaging Corp. of America	112	8,708
PolyOne Corp.	104	3,935
Reliance Steel & Aluminum Co.	88	5,408
Rock-Tenn Co. - Class A	160	9,746
Royal Gold Inc.	74	4,647
RPM International Inc.	151	7,672
Scotts Miracle-Gro Co. - Class A	51	3,165
Sensient Technologies Corp.	57	3,410
Silgan Holdings Inc.	49	2,611
Sonoco Products Co.	116	5,060
Steel Dynamics Inc.	273	5,394
TimkenSteel Corp.	43	1,594
United States Steel Corp.	164	4,384
Valspar Corp.	87	7,518
Worthington Industries Inc.	59	1,777

		137,505

TELECOMMUNICATION SERVICES - 0.2%
Telephone & Data Systems Inc.	114	2,872

UTILITIES - 4.8%
Alliant Energy Corp.	126	8,363
Aqua America Inc.	201	5,373
Atmos Energy Corp.	114	6,344
Black Hills Corp.	51	2,694
Cleco Corp.	69	3,747
Great Plains Energy Inc.	175	4,981
Hawaiian Electric Industries Inc. (e)	115	3,836
IDACORP Inc.	57	3,786
MDU Resources Group Inc.	221	5,187
National Fuel Gas Co.	95	6,631
OGE Energy Corp.	226	8,016
ONE Gas Inc.	60	2,457
PNM Resources Inc.	90	2,674
Questar Corp.	199	5,042
UGI Corp.	196	7,445
Vectren Corp.	94	4,340
Westar Energy Inc.	149	6,132
WGL Holdings Inc.	58	3,189

		90,237

Total Common Stocks (cost $1,413,085)		1,860,496

SHORT TERM INVESTMENTS - 8.0%

Investment Companies - 2.0%
JNL Money Market Fund, 0.01% (a) (h)	38,654	38,654

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Securities Lending Collateral - 5.9%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	111,795	111,795

Treasury Securities - 0.1%
U.S. Treasury Bill, 0.08%, 06/04/15 (o)	$2,160	2,159

Total Short Term Investments (cost $152,608)		152,608

Total Investments - 106.2% (cost $1,565,693)		2,013,104
Other Assets and Liabilities, Net - (6.2%)		(117,860)

Total Net Assets - 100.0%		$1,895,244

JNL/Mellon Capital Small Cap Index Fund

COMMON STOCKS - 99.0%

CONSUMER DISCRETIONARY - 13.9%
1-800-Flowers.com Inc. - Class A (c)	26	$210
2U Inc. (c) (e)	10	205
Aeropostale Inc. (c) (e)	82	190
AH Belo Corp. - Class A	22	229
AMC Entertainment Holdings Inc. - Class A	23	605
America’s Car-Mart Inc. (c)	9	487
American Axle & Manufacturing Holdings Inc. (c)	72	1,618
American Eagle Outfitters Inc.	213	2,961
American Public Education Inc. (c)	19	710
Ann Inc. (c)	51	1,867
Arctic Cat Inc.	14	483
Asbury Automotive Group Inc. (c)	33	2,479
Ascent Capital Group Inc. (c)	15	820
Barnes & Noble Inc. (c)	44	1,028
Beazer Homes USA Inc. (c)	31	592
Bebe Stores Inc. (e)	41	90
Belmond Ltd. - Class A (c)	105	1,297
Big 5 Sporting Goods Corp.	23	337
Biglari Holdings Inc. (c)	2	730
BJ’s Restaurants Inc. (c)	23	1,176
Black Diamond Inc. (c)	26	226
Bloomin’ Brands Inc. (c)	85	2,109
Blue Nile Inc. (c)	13	464
Bob Evans Farms Inc. (e)	26	1,348
Bon-Ton Stores Inc. (e)	13	98
Boot Barn Holdings Inc. (c)	6	102
Boyd Gaming Corp. (c)	82	1,050
Bravo Brio Restaurant Group Inc. (c)	22	310
Bridgepoint Education Inc. (c)	14	158
Bright Horizons Family Solutions Inc. (c)	34	1,599
Brown Shoe Co. Inc.	47	1,497
Brunswick Corp.	99	5,091
Buckle Inc. (e)	30	1,566
Buffalo Wild Wings Inc. (c)	20	3,643
Build-A-Bear Workshop Inc. (c)	13	257
Burlington Stores Inc. (c)	32	1,503
Caesars Acquisition Co. - Class A (c)	46	479
Caesars Entertainment Corp. (c) (e)	54	850
Callaway Golf Co.	84	648
Capella Education Co.	12	931
Career Education Corp. (c)	72	498
Carmike Cinemas Inc. (c)	26	689
Carriage Services Inc.	16	334
Carrol’s Restaurant Group Inc. (c)	37	285
Cato Corp. - Class A	29	1,216
Cavco Industries Inc. (c)	9	741
Central European Media Entertainment Ltd. - Class A (c) (e)	84	270
Century Communities Inc. (c) (e)	6	102

	Shares/Par (t)	Value
Cheesecake Factory Inc.	53	2,678
Childrens Place Retail Stores Inc.	24	1,342
Christopher & Banks Corp. (c)	45	255
Churchill Downs Inc.	14	1,365
Chuy’s Holdings Inc. (c)	18	350
Cimpress NV (c) (e)	35	2,654
Citi Trends Inc. (c)	19	469
ClubCorp Holdings Inc.	22	388
Collectors Universe Inc.	7	150
Columbia Sportswear Co.	31	1,361
Conn’s Inc. (c) (e)	29	547
Container Store Group Inc. (c) (e)	18	348
Cooper Tire & Rubber Co.	63	2,171
Cooper-Standard Holding Inc. (c)	15	891
Core-Mark Holding Co. Inc.	25	1,568
Coupons.com Inc. (c) (e)	12	218
Cracker Barrel Old Country Store Inc. (e)	20	2,863
Crocs Inc. (c)	93	1,166
Crown Media Holdings Inc. - Class A (c)	31	108
CSS Industries Inc.	10	289
Culp Inc. (e)	8	179
Cumulus Media Inc. - Class A (c)	166	700
Daily Journal Corp. (c) (e)	1	303
Dana Holding Corp.	181	3,939
Dave & Buster’s Entertainment Inc. (c)	7	179
Del Frisco’s Restaurant Group Inc. (c)	25	584
Denny’s Corp. (c)	95	975
Destination Maternity Corp.	14	224
Destination XL Group Inc. (c)	33	178
Dex Media Inc. (c) (e)	13	115
Diamond Resorts International Inc. (c)	37	1,027
DineEquity Inc.	18	1,874
Dixie Group Inc. - Class A (c) (e)	16	142
Dorman Products Inc. (c) (e)	30	1,446
Drew Industries Inc.	25	1,282
El Pollo Loco Holdings Inc. (c) (e)	8	169
Empire Resorts Inc. (c) (e)	16	123
Entercom Communications Corp. - Class A (c)	28	341
Entravision Communications Corp. - Class A	62	405
Eros International Plc (c) (e)	26	544
Escalade Inc. (e)	10	155
Ethan Allen Interiors Inc.	27	842
EVINE Live Inc. (c)	49	320
EW Scripps Co. - Class A (c)	34	766
Express Inc. (c)	93	1,365
Famous Dave’s Of America Inc. (c) (e)	5	128
Federal-Mogul Corp. (c)	30	488
Fiesta Restaurant Group Inc. (c)	28	1,721
Finish Line Inc. - Class A	51	1,251
Five Below Inc. (c) (e)	60	2,437
Flexsteel Industries Inc. (e)	5	165
Fox Factory Holding Corp. (c)	10	164
Francesca’s Holdings Corp. (c)	45	753
Fred’s Inc. - Class A	40	700
Freshpet Inc. (c) (e)	12	198
FTD Cos. Inc. (c)	21	742
Fuel Systems Solutions Inc. (c) (e)	14	155
G-III Apparel Group Ltd. (c)	20	2,060
Gaiam Inc. - Class A (c)	16	112
Genesco Inc. (c)	26	1,974
Gentherm Inc. (c)	38	1,377
Global Sources Ltd. (c)	18	117
Grand Canyon Education Inc. (c)	51	2,393
Gray Television Inc. (c)	57	634
Group 1 Automotive Inc.	26	2,310
Guess? Inc.	68	1,435
Habit Restaurants Inc. - Class A (c) (e)	6	180
Harte-Hanks Inc.	48	375

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Haverty Furniture Cos. Inc.	22	485
Helen of Troy Ltd. (c)	31	1,992
Hemisphere Media Group Inc. - Class A (c) (e)	8	102
hhgregg Inc. (c) (e)	12	89
Hibbett Sports Inc. (c)	28	1,338
Hillenbrand Inc.	69	2,384
Houghton Mifflin Harcourt Co. (c)	116	2,403
Hovnanian Enterprises Inc. - Class A (c) (e)	124	512
HSN Inc.	35	2,688
Iconix Brand Group Inc. (c)	53	1,791
Ignite Restaurant Group Inc. (c)	9	71
Installed Building Products Inc. (c)	9	168
International Speedway Corp. - Class A	31	970
Interval Leisure Group Inc.	43	905
Intrawest Resorts Holdings Inc. (c) (e)	12	142
iRobot Corp. (c) (e)	32	1,109
Isle of Capri Casinos Inc. (c)	21	173
ITT Educational Services Inc. (c) (e)	26	247
Jack in the Box Inc.	43	3,419
Jakks Pacific Inc. (c) (e)	21	144
Jamba Inc. (c)	17	253
Johnson Outdoors Inc. - Class A	4	140
Journal Communications Inc. - Class A (c)	50	572
K12 Inc. (c)	36	430
KB Home (e)	89	1,478
Kirkland’s Inc. (c)	16	377
Krispy Kreme Doughnuts Inc. (c)	69	1,372
La Quinta Holdings Inc. (c)	50	1,093
La-Z-Boy Inc.	57	1,539
Lands’ End Inc. (c)	19	1,001
Leapfrog Enterprises Inc. - Class A (c)	66	313
Lee Enterprises Inc. (c) (e)	55	204
LGI Homes Inc. (c) (e)	15	223
Libbey Inc. (c)	22	687
Liberty Tax Inc. - Class A (c) (e)	4	144
Life Time Fitness Inc. (c)	44	2,483
LifeLock Inc. (c)	85	1,575
Lifetime Brands Inc.	11	190
Lithia Motors Inc. - Class A	25	2,183
Lumber Liquidators Holdings Inc. (c) (e)	29	1,939
M/I Homes Inc. (c)	25	571
Malibu Boats Inc. - Class A (c)	9	174
Marcus Corp.	19	354
Marine Products Corp.	6	48
MarineMax Inc. (c)	27	534
Marriott Vacations Worldwide Corp.	29	2,140
Martha Stewart Living Omnimedia Inc. - Class A (c)	27	116
Matthews International Corp. - Class A	32	1,561
Mattress Firm Holding Corp. (c)	17	971
McClatchy Co. - Class A (c)	61	201
MDC Holdings Inc. (e)	43	1,134
MDC Partners Inc.	48	1,080
Media General Inc. (c) (e)	56	942
Men’s Wearhouse Inc.	51	2,259
Meredith Corp.	38	2,080
Meritage Homes Corp. (c)	42	1,529
Modine Manufacturing Co. (c)	52	703
Monarch Casino & Resort Inc. (c)	9	146
Monro Muffler Brake Inc.	34	1,942
Morgans Hotel Group Co. (c)	30	237
Motorcar Parts of America Inc. (c)	19	588
Movado Group Inc.	19	553
Nathan’s Famous Inc. (c) (e)	3	279
National CineMedia Inc.	65	931
Nautilus Inc. (c)	36	543
New Home Co. Inc. (c)	10	143
New Media Investment Group Inc.	39	913

	Shares/Par (t)	Value
New York & Co. Inc. (c) (e)	25	66
New York Times Co. - Class A (e)	147	1,944
Nexstar Broadcasting Group Inc. - Class A	32	1,681
Noodles & Co. - Class A (c) (e)	11	298
NutriSystem Inc.	32	625
Office Depot Inc. (c)	572	4,902
Orbitz Worldwide Inc. (c)	54	441
Outerwall Inc. (c)	20	1,534
Overstock.com Inc. (c)	12	298
Oxford Industries Inc.	15	840
Pacific Sunwear of California Inc. (c) (e)	41	89
Papa John’s International Inc.	34	1,888
Papa Murphy’s Holdings Inc. (c)	11	122
Penn National Gaming Inc. (c)	88	1,201
Pep Boys-Manny Moe & Jack (c)	58	572
Perry Ellis International Inc. (c)	15	377
PetMed Express Inc. (e)	20	288
Pier 1 Imports Inc.	100	1,544
Pinnacle Entertainment Inc. (c) (e)	66	1,468
Pool Corp.	48	3,054
Popeyes Louisiana Kitchen Inc. (c)	25	1,420
Potbelly Corp. (c) (e)	16	201
Quicksilver Inc. (c) (e)	145	321
Radio One Inc. - Class D (c)	24	40
ReachLocal Inc. (c) (e)	9	30
Reading International Inc. - Class A (c)	22	297
Red Robin Gourmet Burgers Inc. (c)	16	1,196
Regis Corp. (c)	47	782
Remy International Inc. (e)	33	693
Rent-A-Center Inc.	58	2,113
Rentrak Corp. (c)	11	773
Restoration Hardware Holdings Inc. (c) (e)	33	3,193
RetailMeNot Inc. (c) (e)	32	464
Ruby Tuesday Inc. (c)	63	433
Ruth’s Hospitality Group Inc.	37	557
Ryland Group Inc.	50	1,938
Saga Communications Inc. - Class A (e)	4	174
Salem Communications Corp. - Class A (e)	16	127
Scholastic Corp.	28	1,012
Scientific Games Corp. - Class A (c) (e)	53	670
Sears Hometown and Outlet Stores Inc. (c)	15	200
Select Comfort Corp. (c)	58	1,566
Sequential Brands Group Inc. (c) (e)	17	228
SFX Entertainment Inc. (c) (e)	46	208
Shiloh Industries Inc. (c)	8	126
Shoe Carnival Inc.	17	433
Shutterfly Inc. (c)	43	1,773
Shutterstock Inc. (c) (e)	17	1,168
Sinclair Broadcast Group Inc. - Class A (e)	74	2,037
Sizmek Inc. (c) (e)	28	172
Skechers U.S.A. Inc. - Class A (c)	42	2,343
Skullcandy Inc. (c)	25	231
Smith & Wesson Holding Corp. (c) (e)	60	565
Sonic Automotive Inc. - Class A	44	1,195
Sonic Corp.	58	1,579
Sotheby’s - Class A	65	2,813
Spartan Motors Inc.	33	172
Speedway Motorsports Inc.	11	247
Sportsman’s Warehouse Holdings Inc. (c)	10	72
Stage Stores Inc.	36	741
Standard Motor Products Inc.	22	827
Standard-Pacific Corp. (c)	154	1,126
Stein Mart Inc.	31	457
Steiner Leisure Ltd. (c)	15	704
Steven Madden Ltd. (c)	62	1,979
Stoneridge Inc. (c)	29	373
Strattec Security Corp. (e)	4	295
Strayer Education Inc. (c)	12	899

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Sturm Ruger & Co. Inc. (e)	21	732
Superior Industries International Inc.	26	516
Systemax Inc. (c)	13	179
Tenneco Inc. (c)	65	3,684
Texas Roadhouse Inc. - Class A	74	2,505
Tile Shop Holdings Inc. (c) (e)	29	261
Tilly’s Inc. - Class A (c)	10	97
Time Inc. (e)	118	2,893
Tower International Inc. (c)	21	544
Townsquare Media Inc. (c)	9	122
Travelport Worldwide Ltd. (e)	29	523
TRI Pointe Homes Inc. (c)	156	2,379
Tuesday Morning Corp. (c) (e)	49	1,054
Tumi Holdings Inc. (c)	54	1,286
UCP Inc - Class A (c)	8	86
Unifi Inc. (c)	17	500
Universal Electronics Inc. (c)	18	1,160
Universal Technical Institute Inc.	24	236
Vail Resorts Inc.	39	3,520
Vera Bradley Inc. (c) (e)	24	484
Vince Holding Corp. (c)	12	314
Vitamin Shoppe Inc. (c)	33	1,611
VOXX International Corp. - Class A (c)	21	188
Wayfair Inc. - Class A (c) (e)	12	243
WCI Communities Inc. (c) (e)	12	240
Weight Watchers International Inc. (c) (e)	31	775
West Marine Inc. (c)	17	217
Weyco Group Inc.	7	194
William Lyon Homes - Class A (c)	19	375
Winmark Corp.	3	235
Winnebago Industries Inc.	31	674
Wolverine World Wide Inc. (e)	109	3,223
World Wrestling Entertainment Inc. - Class A (e)	33	402
Zoe’s Kitchen Inc. (c) (e)	6	177
Zumiez Inc. (c)	23	893

		266,122

CONSUMER STAPLES - 3.3%
22nd Century Group Inc. (c)	43	71
Alico Inc. (e)	3	160
Alliance One International Inc. (c)	98	154
Andersons Inc.	30	1,616
B&G Foods Inc.	57	1,717
Boston Beer Co. Inc. - Class A (c) (e)	9	2,602
Boulder Brands Inc. (c)	68	747
Cal-Maine Foods Inc. (e)	33	1,281
Calavo Growers Inc.	15	719
Casey’s General Stores Inc.	41	3,714
Central Garden & Pet Co. - Class A (c)	50	481
Chefs’ Warehouse Inc. (c) (e)	17	400
Chiquita Brands International Inc. (c)	51	736
Coca-Cola Bottling Co.	5	464
Craft Brewers Alliance Inc. (c)	12	166
Darling Ingredients Inc. (c)	176	3,191
Dean Foods Co. (e)	99	1,920
Diamond Foods Inc. (c)	23	656
Elizabeth Arden Inc. (c) (e)	29	620
Fairway Group Holdings Corp. - Class A (c) (e)	17	54
Farmer Bros. Co. (c)	7	215
Female Health Co. (e)	21	84
Fresh Del Monte Produce Inc. (e)	39	1,295
Harbinger Group Inc. (c)	93	1,310
IGI Laboratories Inc. (c)	38	332
Ingles Markets Inc. - Class A	14	502
Inter Parfums Inc.	18	494
Inventure Foods Inc. (c) (e)	18	225
J&J Snack Foods Corp.	16	1,779

	Shares/Par (t)	Value
John B. Sanfilippo & Son Inc.	8	372
Lancaster Colony Corp.	20	1,879
Liberator Medical Holdings Inc.	33	95
Lifeway Foods Inc. (c)	5	99
Limoneira Co. (e)	13	332
Medifast Inc. (c)	14	455
National Beverage Corp. (c)	13	305
Natural Grocers by Vitamin Cottage Inc. (c)	10	284
Nature’s Sunshine Products Inc.	10	151
Nutraceutical International Corp. (c) (e)	11	228
Oil-Dri Corp. of America	6	192
Omega Protein Corp. (c)	25	268
Orchids Paper Products Co.	9	250
Pantry Inc. (c)	24	898
Post Holdings Inc. (c) (e)	47	1,966
Prestige Brands Holdings Inc. (c)	57	1,981
PriceSmart Inc.	20	1,821
Revlon Inc. - Class A (c)	13	454
Roundy’s Inc. (c) (e)	29	142
Sanderson Farms Inc. (e)	25	2,099
Seneca Foods Corp. - Class A (c) (e)	8	223
Smart & Final Stores Inc. (c)	13	205
Snyders-Lance Inc.	52	1,587
SpartanNash Co.	39	1,032
SUPERVALU Inc. (c)	219	2,128
Synutra International Inc. (c) (e)	22	136
The Fresh Market Inc. (c) (e)	47	1,947
Tootsie Roll Industries Inc. (e)	21	637
TreeHouse Foods Inc. (c)	45	3,846
United Natural Foods Inc. (c)	54	4,162
Universal Corp.	26	1,124
USANA Health Sciences Inc. (c)	7	675
Vector Group Ltd.	80	1,715
Village Super Market Inc. - Class A (e)	7	202
WD-40 Co.	16	1,359
Weis Markets Inc.	11	539

		63,493

ENERGY - 3.4%
Abraxas Petroleum Corp. (c)	95	279
Adams Resources & Energy Inc.	3	139
Alon USA Energy Inc.	30	383
Alpha Natural Resources Inc. (c) (e)	248	414
American Eagle Energy Corp. (c) (e)	32	20
Amyris Inc. (c) (e)	24	50
Apco Oil And Gas International Inc. (c)	11	160
Approach Resources Inc. (c) (e)	42	266
Arch Coal Inc. (e)	241	429
Ardmore Shipping Corp.	18	220
Basic Energy Services Inc. (c)	34	236
Bill Barrett Corp. (c)	53	607
Bonanza Creek Energy Inc. (c)	35	835
BPZ Resources Inc. (c) (e)	134	39
Bristow Group Inc.	39	2,570
C&J Energy Services Inc. (c)	49	642
Callon Petroleum Co. (c)	59	319
CARBO Ceramics Inc. (e)	21	842
Carrizo Oil & Gas Inc. (c)	50	2,080
CHC Group Ltd. (c)	39	126
Clayton Williams Energy Inc. (c)	7	422
Clean Energy Fuels Corp. (c) (e)	77	387
Cloud Peak Energy Inc. (c)	65	597
Comstock Resources Inc. (e)	52	355
Contango Oil & Gas Co. (c)	18	539
Dawson Geophysical Co.	10	116
Delek US Holdings Inc.	65	1,784
DHT Holdings Inc.	98	714
Diamondback Energy Inc. (c)	46	2,748

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Dorian LPG Ltd. (c)	7	103
Eclipse Resources Corp. (c)	31	220
Emerald Oil Inc. (c) (e)	63	76
Energy XXI Ltd. (e)	99	323
Era Group Inc. (c)	21	439
Evolution Petroleum Corp. (e)	20	147
EXCO Resources Inc. (e)	162	352
Exterran Holdings Inc.	63	2,042
FMSA Holdings Inc. (c) (e)	24	168
Forum Energy Technologies Inc. (c)	66	1,365
Frontline Ltd. (c) (e)	70	175
FX Energy Inc. (c) (e)	67	103
GasLog Ltd. (e)	44	901
Gastar Exploration Inc. (c)	86	207
Geospace Technologies Corp. (c)	14	374
Glori Energy Inc. (c) (e)	13	53
Goodrich Petroleum Corp. (c) (e)	35	154
Green Plains Inc.	41	1,028
Gulf Island Fabrication Inc.	16	318
Gulfmark Offshore Inc. - Class A (e)	30	735
Halcon Resources Corp. (c) (e)	277	492
Hallador Energy Co.	6	71
Harvest Natural Resources Inc. (c) (e)	44	79
Helix Energy Solutions Group Inc. (c)	116	2,512
Hercules Offshore Inc. (c) (e)	166	166
Hornbeck Offshore Services Inc. (c)	38	956
Independence Contract Drilling Inc. (c)	11	56
ION Geophysical Corp. (c)	146	401
Isramco Inc. (c) (e)	1	134
Jones Energy Inc. - Class A (c) (e)	12	134
Key Energy Services Inc. (c)	141	235
Knightsbridge Shipping Ltd. (e)	31	138
Magnum Hunter Resources Corp. (c) (e)	211	661
Matador Resources Co. (c)	78	1,571
Matrix Service Co. (c)	27	614
McDermott International Inc. (c) (e)	266	773
Midstates Petroleum Co. Inc. (c) (e)	39	59
Miller Energy Resources Inc. (c) (e)	33	42
Mitcham Industries Inc. (c)	16	93
Natural Gas Services Group Inc. (c)	14	323
Navios Maritime Acq Corp.	84	303
Newpark Resources Inc. (c)	95	902
Nordic American Offshore Ltd. (e)	19	231
Nordic American Tankers Ltd. (e)	97	977
North Atlantic Drilling Ltd. (e)	79	128
Northern Oil and Gas Inc. (c) (e)	65	368
Nuverra Environmental Solutions Inc. (c)	16	87
Pacific Ethanol Inc. (c)	25	261
Panhandle Oil and Gas Inc. - Class A	15	342
Parker Drilling Co. (c)	131	403
Parsley Energy Inc. - Class A (c)	56	900
PDC Energy Inc. (c)	39	1,598
Penn Virginia Corp. (c) (e)	69	464
PetroQuest Energy Inc. (c)	66	248
PHI Inc. (c)	14	526
Pioneer Energy Services Corp. (c)	70	390
Profire Energy Inc. (c) (e)	15	34
Quicksilver Resources Inc. (c) (e)	144	29
Renewable Energy Group Inc. (c)	36	351
Rentech Inc. (c)	235	296
Resolute Energy Corp. (c) (e)	74	98
Rex Energy Corp. (c) (e)	51	262
Rex Stores Corp. (c)	7	447
RigNet Inc. (c)	13	533
Ring Energy Inc. (c)	19	199
Rosetta Resources Inc. (c)	67	1,486
RSP Permian Inc. (c) (e)	25	635
Sanchez Energy Corp. (c) (e)	54	502

	Shares/Par (t)	Value
Scorpio Tankers Inc.	184	1,600
SEACOR Holdings Inc. (c)	20	1,479
SemGroup Corp. - Class A	46	3,133
Ship Finance International Ltd.	63	895
Solazyme Inc. (c) (e)	80	205
Stone Energy Corp. (c)	59	1,000
Swift Energy Co. (c) (e)	45	183
Synergy Resources Corp. (c)	70	880
Teekay Tankers Ltd. - Class A	75	380
Tesco Corp.	37	471
Tetra Technologies Inc. (c)	89	593
TransAtlantic Petroleum Ltd. (c) (e)	23	124
Triangle Petroleum Corp. (c) (e)	80	383
VAALCO Energy Inc. (c)	53	244
Vantage Drilling Co. (c)	226	111
Vertex Energy Inc. (c) (e)	12	52
Vivint Solar Inc. (c) (e)	20	184
W&T Offshore Inc. (e)	38	280
Warren Resources Inc. (c)	73	117
Western Refining Inc.	58	2,207
Westmoreland Coal Co. (c)	16	527
Willbros Group Inc. (c)	45	282

		65,441

FINANCIALS - 24.0%
1st Source Corp.	17	581
Acadia Realty Trust	69	2,195
Actua Corp. (c)	43	795
AG Mortgage Investment Trust Inc.	31	579
Agree Realty Corp.	19	575
Alexander & Baldwin Inc.	54	2,106
Alexander’s Inc.	2	1,006
Altisource Asset Management Corp. (c)	2	492
Altisource Portfolio Solutions SA (c) (e)	15	501
Altisource Residential Corp. - Class B	63	1,228
Ambac Financial Group Inc. (c)	49	1,190
American Assets Trust Inc.	40	1,580
American Capital Mortgage Investment Corp.	55	1,029
American Equity Investment Life Holding Co.	79	2,307
American National Bankshares Inc. (e)	9	216
American Realty Capital Healthcare Trust Inc.	180	2,143
American Residential Properties Inc. (c)	33	587
Ameris Bancorp	27	685
Amerisafe Inc.	20	853
Ames National Corp. (e)	9	231
AmREIT Inc. - Class B (e)	22	590
AmTrust Financial Services Inc. (e)	32	1,803
Anchor BanCorp Wisconsin Inc. (c) (e)	6	220
Anworth Mortgage Asset Corp. (e)	122	642
Apollo Commercial Real Estate Finance Inc. (e)	48	777
Apollo Residential Mortgage Inc.	33	525
Ares Commercial Real Estate Corp.	30	344
Argo Group International Holdings Ltd.	28	1,550
Arlington Asset Investment Corp. - Class A (e)	25	671
Armada Hoffler Properties Inc. (e)	31	296
ARMOUR Residential REIT Inc.	381	1,402
Arrow Financial Corp.	11	307
Ashford Hospitality Prime Inc.	27	458
Ashford Hospitality Trust Inc.	79	824
Ashford Inc. (c)	1	85
Associated Estates Realty Corp.	61	1,425
Astoria Financial Corp.	97	1,293
Atlas Financial Holdings Inc. (c) (e)	12	195
AV Homes Inc. (c)	15	216
Aviv REIT Inc.	21	710
Baldwin & Lyons Inc. - Class B	10	271
Banc of California Inc.	31	361
BancFirst Corp.	8	493

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Banco Latinoamericano de Comercio Exterior SA - Class E (e)	32	973
Bancorp Inc. (c)	36	392
BancorpSouth Inc.	104	2,344
Bank Mutual Corp.	55	380
Bank of Kentucky Financial Corp.	8	374
Bank of Marin Bancorp	7	361
Bank of the Ozarks Inc.	85	3,225
BankFinancial Corp.	19	230
Banner Corp.	22	926
BBCN Bancorp Inc.	87	1,245
BBX Capital Corp. - Class A (c)	11	177
Beneficial Mutual Bancorp Inc. (c)	33	400
Berkshire Hills Bancorp Inc.	27	732
BGC Partners Inc. - Class A	193	1,763
Blue Hills Bancorp Inc. (c)	29	399
BNC Bancorp	21	363
BofI Holding Inc. (c) (e)	15	1,171
Boston Private Financial Holdings Inc.	88	1,182
Bridge Bancorp Inc.	13	350
Bridge Capital Holdings (c)	12	271
Brookline Bancorp Inc.	78	781
Bryn Mawr Bank Corp.	15	479
Calamos Asset Management Inc. - Class A	17	223
Camden National Corp.	9	347
Campus Crest Communities Inc.	71	516
Capital Bank Financial Corp. - Class A (c)	27	728
Capital City Bank Group Inc.	12	183
Capitol Federal Financial Inc.	153	1,951
Capstead Mortgage Corp. (e)	105	1,287
Cardinal Financial Corp.	34	672
CareTrust REIT Inc.	22	267
Cascade Bancorp (c)	28	145
Cash America International Inc.	30	679
CatchMark Timber Trust Inc. - Class A	23	262
Cathay General Bancorp	86	2,201
Cedar Shopping Centers Inc.	82	599
CenterState Banks of Florida Inc.	37	447
Central Pacific Financial Corp.	19	400
Century Bancorp Inc. - Class A	3	118
Chambers Street Properties	254	2,046
Charter Financial Corp. (e)	22	257
Chatham Lodging Trust	36	1,041
Chemical Financial Corp.	37	1,119
Chesapeake Lodging Trust	58	2,169
CIFC Corp. (e)	8	63
Citizens & Northern Corp. (e)	15	300
Citizens Inc. - Class A (c) (e)	49	374
City Holdings Co.	17	798
Clifton Bancorp Inc.	28	374
CNB Financial Corp.	17	309
CNO Financial Group Inc.	221	3,805
CoBiz Financial Inc.	36	472
Cohen & Steers Inc. (e)	21	867
Colony Financial Inc.	115	2,728
Columbia Banking System Inc.	61	1,690
Community Bank System Inc.	44	1,666
Community Trust Bancorp Inc.	17	628
CommunityOne Bancorp (c)	8	92
ConnectOne Bancorp Inc.	23	445
Consolidated-Tomoka Land Co.	5	257
Consumer Portfolio Services Inc. (c) (e)	23	170
CorEnergy Infrastructure Trust Inc. (e)	48	314
Coresite Realty Corp.	23	898
Cousins Properties Inc.	235	2,679
Cowen Group Inc. - Class A (c)	132	635
Crawford & Co. - Class B	26	271
Credit Acceptance Corp. (c)	7	948

	Shares/Par (t)	Value
CU Bancorp (c)	9	190
CubeSmart	173	3,824
Customers Bancorp Inc. (c)	27	525
CVB Financial Corp.	112	1,799
CyrusOne Inc.	35	954
CYS Investments Inc.	171	1,495
DCT Industrial Trust Inc.	88	3,131
Diamond Hill Investment Group Inc.	3	446
DiamondRock Hospitality Co.	209	3,107
Dime Community Bancshares Inc.	37	609
Donegal Group Inc. - Class A	7	115
DuPont Fabros Technology Inc.	68	2,256
Dynex Capital Inc. (e)	57	471
Eagle Bancorp Inc. (c)	28	992
EastGroup Properties Inc.	34	2,180
Education Realty Trust Inc.	49	1,803
eHealth Inc. (c)	21	518
EMC Insurance Group Inc.	5	163
Empire State Realty Trust Inc. - Class A	97	1,711
Employer Holdings Inc.	35	829
Enova International Inc. (c)	27	611
Enstar Group Ltd. (c)	9	1,396
Enterprise Bancorp Inc. (e)	7	176
Enterprise Financial Services Corp.	23	450
EPR Properties	61	3,519
Equity One Inc.	68	1,715
ESB Financial Corp. (e)	15	276
Essent Group Ltd. (c)	47	1,221
EverBank Financial Corp.	101	1,916
Evercore Partners Inc. - Class A	35	1,849
Excel Trust Inc.	65	866
EZCorp Inc. - Class A (c) (e)	52	615
FBL Financial Group Inc. - Class A	10	582
FBR & Co. (c)	10	251
FCB Financial Holdings Inc. - Class A (c)	9	210
Federal Agricultural Mortgage Corp. - Class C	12	355
Federated National Holding Co.	16	388
FelCor Lodging Trust Inc.	137	1,481
Fidelity & Guaranty Life	13	305
Fidelity Southern Corp.	17	274
Financial Engines Inc. (e)	57	2,069
Financial Institutions Inc.	16	396
First American Financial Corp.	114	3,872
First Bancorp Inc. (c)	110	643
First Bancorp Inc.	23	421
First Bancorp Inc. (e)	11	192
First Busey Corp.	82	534
First Business Financial Services Inc. (e)	4	196
First Cash Financial Services Inc. (c)	31	1,719
First Citizens BancShares Inc. - Class A	8	2,034
First Commonwealth Financial Corp.	103	951
First Community Bancshares Inc.	21	338
First Connecticut Bancorp Inc.	17	284
First Defiance Financial Corp.	12	403
First Financial Bancorp	64	1,184
First Financial Bankshares Inc. (e)	69	2,054
First Financial Corp.	13	452
First Financial Northwest Inc. (e)	15	177
First Industrial Realty Trust Inc.	117	2,410
First Interstate BancSystem Inc. - Class A	20	547
First Merchants Corp.	37	851
First Midwest Bancorp Inc.	80	1,374
First NBC Bank Holding Co. (c)	15	540
First of Long Island Corp.	14	383
First Potomac Realty Trust	65	804
FirstMerit Corp.	179	3,385
Flagstar Bancorp Inc. (c)	22	344
Flushing Financial Corp.	34	685

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
FNB Corp.	185	2,462
Forestar Group Inc. (c)	36	551
Fox Chase Bancorp Inc.	11	191
Franklin Financial Corp. (c)	10	219
Franklin Street Properties Corp.	99	1,210
FRP Holdings Inc. (c) (e)	6	250
FXCM Inc. - Class A (e)	48	798
Gain Capital Holdings Inc.	25	221
GAMCO Investors Inc.	7	650
Geo Group Inc.	77	3,128
German American Bancorp Inc.	14	440
Getty Realty Corp.	28	511
GFI Group Inc.	89	484
Glacier Bancorp Inc.	82	2,275
Gladstone Commercial Corp.	19	330
Glimcher Realty Trust	156	2,147
Global Indemnity Plc (c)	10	280
Government Properties Income Trust	72	1,663
Gramercy Property Trust Inc.	193	1,334
Great Southern Bancorp Inc. (e)	10	405
Great Western Bancorp Inc. (c)	18	406
Green Bancorp Inc. (c)	5	58
Green Dot Corp. - Class A (c)	33	675
Greenhill & Co. Inc. (e)	30	1,314
Greenlight Capital Re Ltd. - Class A (c)	32	1,043
Guaranty Bancorp	13	194
Hallmark Financial Services Inc. (c)	18	219
Hampton Roads Bankshares Inc. (c)	30	50
Hancock Holding Co.	88	2,694
Hanmi Financial Corp.	35	768
Hannon Armstrong Sustainable Infrastructure Capital Inc.	26	365
Hatteras Financial Corp.	103	1,892
HCI Group Inc. (e)	10	453
Healthcare Realty Trust Inc.	105	2,864
Heartland Financial USA Inc.	17	450
Heritage Commerce Corp. (e)	19	170
Heritage Financial Corp.	34	596
Heritage Insurance Holdings Inc. (c) (e)	7	136
Heritage Oaks BanCorp	20	172
Hersha Hospitality Trust	214	1,505
HFF Inc. - Class A	36	1,279
Highwoods Properties Inc.	96	4,270
Hilltop Holdings Inc. (c)	75	1,487
Home Bancshares Inc.	60	1,920
Home Loan Servicing Solutions Ltd.	76	1,483
HomeStreet Inc.	15	259
HomeTrust Bancshares Inc. (c)	21	355
Horace Mann Educators Corp.	44	1,445
Horizon BanCorp (e)	11	299
Hudson Pacific Properties Inc.	58	1,753
Hudson Valley Holding Corp.	15	402
IberiaBank Corp.	35	2,241
Independence Holding Co. (e)	6	78
Independent Bank Corp.	24	308
Independent Bank Corp.	25	1,072
Independent Bank Group Inc. (e)	10	371
Infinity Property & Casualty Corp.	13	983
Inland Real Estate Corp.	97	1,060
International Bancshares Corp.	58	1,552
INTL FCStone Inc. (c)	16	333
Invesco Mortgage Capital Inc.	131	2,030
Investment Technology Group Inc. (c)	41	848
Investors Bancorp Inc.	383	4,303
Investors Real Estate Trust	125	1,022
iStar Financial Inc. (c)	93	1,274
Janus Capital Group Inc. (e)	159	2,569
JG Wentworth Co. - Class A (c) (e)	15	163

	Shares/Par (t)	Value
Kansas City Life Insurance Co.	5	226
KCG Holdings Inc. - Class A (c)	46	538
Kearny Financial Corp. (c)	17	239
Kemper Corp.	51	1,851
Kennedy-Wilson Holdings Inc.	79	2,001
Kite Realty Group Trust	35	1,002
Ladder Capital Corp. - Class A (c)	17	328
Ladenburg Thalmann Financial Services Inc. (c)	103	409
Lakeland Bancorp Inc.	39	461
Lakeland Financial Corp.	17	740
LaSalle Hotel Properties	119	4,828
Lexington Realty Trust	219	2,405
LTC Properties Inc.	37	1,603
Macatawa Bank Corp.	21	114
Mack-Cali Realty Corp.	98	1,864
Maiden Holdings Ltd.	55	698
MainSource Financial Group Inc.	23	486
Manning & Napier Inc. - Class A	13	183
Marcus & Millichap Inc. (c)	10	318
MarketAxess Holdings Inc.	40	2,885
Marlin Business Services Inc.	10	198
MB Financial Inc.	71	2,344
Meadowbrook Insurance Group Inc. (e)	57	480
Medical Properties Trust Inc.	188	2,590
Medley Management Inc. - Class A	6	85
Mercantile Bank Corp.	18	370
Merchants Bancshares Inc.	6	171
Meridian Bancorp Inc. (c)	24	271
Meta Financial Group Inc.	7	259
Metro Bancorp Inc. (c)	14	370
MGIC Investment Corp. (c)	362	3,371
Midsouth Bancorp Inc.	10	181
MidWestOne Financial Group Inc.	7	199
Moelis & Co. - Class A	7	262
Monmouth Real Estate Investment Corp. - Class A (e)	59	653
Montpelier Re Holdings Ltd.	39	1,412
National Bank Holdings Corp. - Class A	40	778
National Bankshares Inc. (e)	8	236
National General Holdings Corp.	40	746
National Health Investors Inc.	40	2,787
National Interstate Corp.	6	187
National Penn Bancshares Inc.	137	1,447
National Western Life Insurance Co. - Class A	3	680
Navigators Group Inc. (c)	11	832
NBT Bancorp Inc.	48	1,263
Nelnet Inc. - Class A	22	1,031
New Residential Investment Corp.	152	1,935
New York Mortgage Trust Inc. (e)	112	861
New York REIT Inc.	179	1,897
NewBridge Bancorp (c)	36	311
NewStar Financial Inc. (c)	27	350
Nicholas Financial Inc. (c) (e)	13	187
NMI Holdings Inc. - Class A (c) (e)	51	469
Northfield Bancorp Inc.	56	825
Northrim BanCorp Inc.	8	212
Northwest Bancshares Inc.	105	1,319
OceanFirst Financial Corp.	14	242
OFG Bancorp (e)	51	842
Old Line Bancshares Inc.	9	138
Old National Bancorp	130	1,933
OM Asset Management Plc (c)	23	381
One Liberty Properties Inc. (e)	12	279
OneBeacon Insurance Group Ltd. - Class A	24	391
Oppenheimer Holdings Inc. - Class A	13	293
Opus Bank (c)	5	148
Oritani Financial Corp.	47	728

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Owens Realty Mortgage Inc.	11	163
Pacific Continental Corp.	19	263
Pacific Premier Bancorp Inc. (c)	20	341
Palmetto Bancshares Inc (e)	4	65
Park National Corp. (e)	14	1,260
Park Sterling Corp.	45	331
Parkway Properties Inc.	84	1,537
Peapack Gladstone Financial Corp.	13	250
Pebblebrook Hotel Trust	76	3,487
Penns Woods Bancorp Inc. (e)	6	289
Pennsylvania REIT	73	1,709
PennyMac Financial Services Inc. - Class A (c)	15	255
Pennymac Mortgage Investment Trust	79	1,664
Peoples Bancorp Inc.	16	413
Peoples Financial Services Corp. (e)	8	381
PHH Corp. (c)	55	1,314
Phoenix Cos. Inc. (c)	6	394
Physicians Realty Trust	50	831
Pico Holdings Inc. (c)	23	441
Pinnacle Financial Partners Inc.	39	1,560
Piper Jaffray Cos. (c)	17	1,008
Platinum Underwriters Holdings Ltd.	26	1,936
Potlatch Corp.	43	1,812
PRA Group Inc. (c)	53	3,096
Preferred Bank	11	311
Primerica Inc.	58	3,164
PrivateBancorp Inc.	76	2,548
Prosperity Bancshares Inc.	75	4,130
Provident Financial Services Inc.	65	1,182
PS Business Parks Inc.	21	1,650
Pzena Investment Management Inc. - Class A	11	103
QTS Realty Trust Inc. - Class A	12	408
Radian Group Inc.	205	3,434
RAIT Financial Trust	88	675
Ramco-Gershenson Properties Trust	82	1,536
RCS Capital Corp. - Class A (e)	10	120
RE/MAX Holdings Inc. - Class A	12	415
Redwood Trust Inc. (e)	89	1,754
Regional Management Corp. (c) (e)	11	179
Renasant Corp. (e)	35	1,002
Republic Bancorp Inc. - Class A	11	280
Republic First Bancorp Inc. (c)	32	120
Resource America Inc. - Class A	13	122
Resource Capital Corp.	132	667
Retail Opportunity Investments Corp.	96	1,605
Rexford Industrial Realty Inc.	48	754
RLI Corp.	47	2,336
RLJ Lodging Trust	142	4,745
Rouse Properties Inc. (e)	39	721
Ryman Hospitality Properties Inc. (e)	47	2,500
S&T Bancorp Inc.	33	980
Sabra Healthcare REIT Inc.	57	1,740
Safety Insurance Group Inc.	14	903
Sandy Spring Bancorp Inc.	29	746
Saul Centers Inc.	11	635
Seacoast Banking Corp. of Florida (c)	23	319
Select Income REIT	39	944
Selective Insurance Group Inc.	61	1,648
ServisFirst Bancshares Inc.	2	62
Sierra Bancorp	14	253
Silver Bay Realty Trust Corp.	40	661
Silvercrest Asset Management Group Inc. - Class A	6	91
Simmons First National Corp. - Class A	18	749
South State Corp.	26	1,725
Southside Bancshares Inc.	27	768
Southwest Bancorp Inc.	23	391
Sovran Self Storage Inc.	36	3,114

	Shares/Par (t)	Value
Springleaf Holdings Inc. (c)	27	992
Square 1 Financial Inc. - Class A (c)	6	150
St. Joe Co. (c)	70	1,290
STAG Industrial Inc.	63	1,536
Starwood Waypoint Residential Trust (e)	44	1,150
State Auto Financial Corp.	17	382
State Bank Financial Corp.	36	712
State National Cos. Inc. (e)	25	304
Sterling Bancorp	92	1,319
Stewart Information Services Corp.	23	864
Stifel Financial Corp. (c)	70	3,570
Stock Yards Bancorp Inc.	16	525
Stonegate Bank	10	304
Stonegate Mortgage Corp. (c)	15	178
STORE Capital Corp.	31	662
Strategic Hotels & Resorts Inc. (c)	285	3,776
Suffolk Bancorp	12	271
Summit Hotel Properties Inc.	91	1,129
Sun Bancorp Inc. (c)	8	147
Sun Communities Inc.	51	3,098
Sunstone Hotel Investors Inc.	220	3,626
Susquehanna Bancshares Inc.	200	2,686
SWS Group Inc. (c)	37	252
Symetra Financial Corp.	80	1,855
Talmer Bancorp Inc.	20	276
Tejon Ranch Co. (c)	14	410
Terreno Realty Corp.	45	934
Territorial Bancorp Inc.	8	175
Texas Capital Bancshares Inc. (c)	49	2,655
Third Point Reinsurance Ltd. (c)	59	854
Tiptree Financial Inc. - Class A (c) (e)	8	67
Tompkins Financial Corp.	16	875
TowneBank (e)	30	450
Trade Street Residential Inc. (e)	19	149
Tree.com Inc. (c) (e)	6	291
Trico Bancshares	24	587
Tristate Capital Holdings Inc. (c)	23	233
Triumph Bancorp Inc. (c) (e)	7	101
TrustCo Bank Corp.	105	760
Trustmark Corp.	72	1,765
UMB Financial Corp.	41	2,360
UMH Properties Inc.	22	211
Umpqua Holdings Corp.	178	3,025
Union Bankshares Corp.	52	1,241
United Bankshares Inc.	74	2,758
United Community Banks Inc.	53	1,003
United Community Financial Corp.	51	276
United Financial Bancorp Inc.	59	851
United Fire Group Inc.	23	670
United Insurance Holdings Corp.	17	371
Universal Health Realty Income Trust	12	595
Universal Insurance Holdings Inc.	33	673
Univest Corp. of Pennsylvania	16	330
Urstadt Biddle Properties Inc. - Class A	25	556
Valley National Bancorp (e)	241	2,344
ViewPoint Financial Group Inc.	44	1,050
Virtus Investment Partners Inc.	8	1,336
Walker & Dunlop Inc. (c)	19	330
Walter Investment Management Corp. (c) (e)	39	647
Washington Federal Inc.	108	2,390
Washington REIT	71	1,971
Washington Trust Bancorp Inc.	16	652
Waterstone Financial Inc.	35	463
Webster Financial Corp.	97	3,169
WesBanco Inc.	29	997
West Bancorp Inc.	19	329
Westamerica Bancorp (e)	28	1,375
Western Alliance Bancorp (c)	81	2,242

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Western Asset Mortgage Capital Corp. (e)	43	629
Westwood Holdings Group Inc.	8	488
Whitestone REIT (e)	24	370
Wilshire Bancorp Inc.	77	784
Wintrust Financial Corp.	51	2,394
WisdomTree Investments Inc. (e)	119	1,862
World Acceptance Corp. (c) (e)	8	636
WSFS Financial Corp.	9	725
Yadkin Financial Corp. (c)	24	463

		459,882

HEALTH CARE - 14.5%
AAC Holdings Inc. (c)	6	172
Abaxis Inc. (e)	25	1,423
Abiomed Inc. (c) (e)	44	1,666
Acadia HealthCare Co. Inc. (c)	46	2,793
ACADIA Pharmaceuticals Inc. (c) (e)	84	2,667
Accelerate Diagnostics Inc. (c) (e)	24	452
Acceleron Pharma Inc. (c) (e)	17	664
Accuray Inc. (c) (e)	84	637
AcelRx Pharmaceuticals Inc (c) (e)	23	156
Achaogen Inc. (c)	7	95
Achillion Pharmaceuticals Inc. (c) (e)	106	1,295
Acorda Therapeutics Inc. (c)	46	1,882
Actinium Pharmaceuticals Inc. (c) (e)	21	121
Adamas Pharmaceuticals Inc. (c) (e)	3	51
Addus HomeCare Corp. (c)	9	211
Adeptus Health Inc. (c) (e)	6	218
Aegerion Pharmaceuticals Inc. (c)	32	678
Aerie Pharmaceuticals Inc. (c)	13	366
Affymetrix Inc. (c)	80	785
Agenus Inc. (c) (e)	64	255
Agios Pharmaceuticals Inc. (c) (e)	16	1,750
Air Methods Corp. (c) (e)	42	1,861
Akebia Therapeutics Inc. (c)	8	93
Akorn Inc. (c) (e)	66	2,406
Albany Molecular Research Inc. (c) (e)	27	433
Alder Biopharmaceuticals Inc. (c) (e)	8	237
Alimera Sciences Inc. (c) (e)	26	144
Alliance HealthCare Services Inc. (c)	4	92
Almost Family Inc. (c)	9	258
AMAG Pharmaceuticals Inc. (c)	25	1,050
Amedisys Inc. (c)	28	833
AMN Healthcare Services Inc. (c)	50	988
Amphastar Pharmaceuticals Inc. (c) (e)	10	111
Ampio Pharmaceuticals Inc. (c) (e)	36	123
Amsurg Corp. (c)	47	2,549
Anacor Pharmaceuticals Inc. (c)	35	1,122
Analogic Corp.	13	1,136
AngioDynamics Inc. (c)	28	535
ANI Pharmaceuticals Inc. (c)	7	394
Anika Therapeutics Inc. (c)	15	623
Antares Pharma Inc. (c) (e)	124	318
Applied Genetic Technologies Corp. (c)	5	104
Aratana Therapeutics Inc. (c)	34	600
Ardelyx Inc. (c)	6	110
Arena Pharmaceuticals Inc. (c) (e)	244	846
Ariad Pharmaceuticals Inc. (c) (e)	184	1,263
Array BioPharma Inc. (c)	129	611
Arrowhead Research Corp. (c) (e)	53	389
Atara Biotherapeutics Inc. (c)	6	149
AtriCure Inc. (c)	29	579
Atrion Corp.	2	600
Auspex Pharmaceuticals Inc. (c)	9	464
Auxilium Pharmaceuticals Inc. (c) (e)	56	1,910
Avalanche Biotechnologies Inc. (c) (e)	7	385
AVANIR Pharmaceuticals - Class A (c)	206	3,491
Bio-Path Holdings Inc. (c) (e)	76	201

	Shares/Par (t)	Value
Bio-Reference Labs Inc. (c)	27	868
BioCryst Pharmaceuticals Inc. (c)	79	959
BioDelivery Sciences International Inc. (c)	44	532
BioScrip Inc. (c)	79	555
BioSpecifics Technologies Corp. (c)	4	148
BioTelemetry Inc. (c)	27	274
Biotime Inc. (c) (e)	64	240
Bluebird Bio Inc. (c)	23	2,117
Calithera Biosciences Inc. (c) (e)	8	157
Cambrex Corp. (c)	34	732
Cantel Medical Corp.	36	1,554
Capital Senior Living Corp. (c)	31	782
Cara Therapeutics Inc. (c)	6	59
Cardiovascular Systems Inc. (c)	31	932
Castlight Health Inc. - Class B (c)	13	157
Catalent Inc. (c)	54	1,513
Celldex Therapeutics Inc. (c) (e)	95	1,739
Cellular Dynamics International Inc. (c)	10	66
Cempra Inc. (c)	23	544
Cepheid Inc. (c)	75	4,037
Cerus Corp. (c) (e)	70	440
Chemed Corp.	19	1,977
ChemoCentryx Inc. (c) (e)	33	224
Chimerix Inc. (c)	32	1,291
Civitas Solutions Inc. (c) (e)	11	193
Clovis Oncology Inc. (c) (e)	27	1,529
Coherus Biosciences Inc. (c)	7	108
Computer Programs & Systems Inc. (e)	12	737
Conmed Corp.	29	1,306
Corcept Therapeutics Inc. (c) (e)	48	145
Corvel Corp. (c)	13	466
Cross Country Healthcare Inc. (c)	35	431
CryoLife Inc.	32	366
CTI BioPharma Corp. (c) (e)	135	319
Cyberonics Inc. (c)	29	1,595
Cynosure Inc. - Class A (c)	25	696
Cytokinetics Inc (c)	38	304
Cytori Therapeutics Inc. (c) (e)	64	31
CytRx Corp. (c) (e)	58	158
DepoMed Inc. (c)	64	1,032
Derma Sciences Inc. (c) (e)	25	237
Dermira Inc. (c)	8	137
DexCom Inc. (c)	80	4,416
Dicerna Pharmaceuticals Inc. (c)	4	63
Diplomat Pharmacy Inc. (c)	15	407
Dyax Corp. (c)	144	2,029
Dynavax Technologies Corp. (c) (e)	28	472
Egalet Corp. (c)	5	31
Eleven Biotherapeutics Inc. (c) (e)	5	59
Emergent BioSolutions Inc. (c)	30	819
Enanta Pharmaceuticals Inc. (c)	11	542
Endocyte Inc. (c)	38	239
Endologix Inc. (c)	69	1,053
Ensign Group Inc.	22	981
Enzo Biochem Inc. (c)	35	157
Epizyme Inc. (c)	13	252
Esperion Therapeutics Inc. (c)	8	311
Exact Sciences Corp. (c) (e)	90	2,481
ExacTech Inc. (c)	9	218
ExamWorks Group Inc. (c)	38	1,601
Exelixis Inc. (c) (e)	206	297
FibroGen Inc. (c)	9	247
Five Prime Therapeutics Inc. (c)	18	487
Five Star Quality Care Inc. (c)	43	180
Flexion Therapeutics Inc. (c)	5	100
Fluidigm Corp. (c)	31	1,061
Foundation Medicine Inc. (c) (e)	15	323
Galectin Therapeutics Inc. (c) (e)	19	64

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Galena Biopharma Inc. (c) (e)	118	177
GenMark Diagnostics Inc. (c) (e)	42	566
Genocea Biosciences Inc. (c) (e)	4	30
Genomic Health Inc. (c) (e)	18	586
Gentiva Health Services Inc. (c)	35	675
Geron Corp. (c) (e)	167	542
Globus Medical Inc. - Class A (c)	70	1,654
Greatbatch Inc. (c)	27	1,331
Haemonetics Corp. (c)	57	2,145
Halozyme Therapeutics Inc. (c) (e)	115	1,114
Hanger Orthopedic Group Inc. (c)	38	831
HealthEquity Inc. (c)	11	275
HealthSouth Corp.	95	3,658
HealthStream Inc. (c)	22	657
Healthways Inc. (c)	34	667
HeartWare International Inc. (c) (e)	18	1,344
Heron Therapeutics Inc. (c) (e)	30	306
HMS Holdings Corp. (c)	94	1,994
Horizon Pharma Plc (c) (e)	69	888
Hyperion Therapeutics Inc. (c)	14	343
ICU Medical Inc. (c)	15	1,205
Idera Pharmaceuticals Inc. (c) (e)	62	275
Immune Design Corp. (c)	6	194
Immunogen Inc. (c) (e)	95	579
Immunomedics Inc. (c) (e)	83	398
Impax Laboratories Inc. (c)	75	2,363
INC Research Holdings Inc. - Class A (c)	9	232
Infinity Pharmaceuticals Inc. (c)	50	843
Inogen Inc. (c)	6	175
Inovio Pharmaceuticals Inc. (c) (e)	68	623
Insmed Inc. (c)	52	805
Insulet Corp. (c)	59	2,722
Insys Therapeutics Inc. (c) (e)	12	489
Integra LifeSciences Holdings Corp. (c)	28	1,505
Intersect ENT Inc. (c) (e)	6	112
Intra-Cellular Therapies Inc. (c) (e)	17	307
Intrexon Corp. (c) (e)	37	1,012
Invacare Corp.	37	612
IPC The Hospitalist Co. Inc. (c)	19	872
Ironwood Pharmaceuticals Inc. - Class A (c)	127	1,940
Isis Pharmaceuticals Inc. (c) (e)	126	7,789
K2M Group Holdings Inc. (c) (e)	9	187
Karyopharm Therapeutics Inc. (c) (e)	15	577
Keryx Biopharmaceuticals Inc. (c) (e)	101	1,430
Kindred Biosciences Inc. (c) (e)	9	71
Kindred Healthcare Inc.	75	1,357
Kite Pharma Inc. (c) (e)	9	514
KYTHERA Biopharmaceuticals Inc. (c) (e)	18	634
Landauer Inc.	10	338
Lannett Co. Inc. (c)	27	1,162
LDR Holding Corp. (c)	17	563
Lexicon Pharmaceuticals Inc. (c) (e)	249	227
LHC Group Inc. (c)	14	429
Ligand Pharmaceuticals Inc. (c) (e)	22	1,170
Luminex Corp. (c)	41	775
MacroGenics Inc. (c)	21	722
Magellan Health Services Inc. (c)	30	1,826
MannKind Corp. (c) (e)	253	1,318
Masimo Corp. (c)	48	1,269
MedAssets Inc. (c)	65	1,285
Medicines Co. (c)	72	1,987
Medidata Solutions Inc. (c)	59	2,820
Merge Healthcare Inc. (c)	89	317
Meridian Bioscience Inc.	47	771
Merit Medical Systems Inc. (c)	47	808
Merrimack Pharmaceuticals Inc. (c) (e)	103	1,163
MiMedx Group Inc. (c) (e)	104	1,195
Mirati Therapeutics Inc. (c) (e)	7	138

	Shares/Par (t)	Value
Molina Healthcare Inc. (c)	32	1,716
Momenta Pharmaceuticals Inc. (c)	52	628
MWI Veterinary Supply Inc. (c)	14	2,372
NanoString Technologies Inc. (c)	10	146
NanoViricides Inc. (c)	42	113
National Healthcare Corp.	11	669
National Research Corp. - Class A	9	127
Natus Medical Inc. (c)	34	1,242
Navidea Biopharmaceuticals Inc. (c) (e)	194	367
Nektar Therapeutics (c)	135	2,093
Neogen Corp. (c)	40	1,995
NeoStem Inc. (c) (e)	25	93
Neuralstem Inc. (c) (e)	70	190
Neurocrine Biosciences Inc. (c)	84	1,881
Nevro Corp. (c)	8	302
NewLink Genetics Corp. (c) (e)	22	888
Northwest Biotherapeutics Inc. (c) (e)	36	193
Novavax Inc. (c) (e)	252	1,496
NPS Pharmaceuticals Inc. (c)	114	4,067
NuVasive Inc. (c)	50	2,339
NxStage Medical Inc. (c)	66	1,183
Ocular Therapeutix Inc. (c)	6	140
Ohr Pharmaceutical Inc. (c) (e)	22	182
Omeros Corp. (c) (e)	38	936
Omnicell Inc. (c)	39	1,291
OncoMed Pharmaceuticals Inc. (c)	13	284
Oncothyreon Inc. (c)	73	139
Ophthotech Corp. (c)	15	652
Opko Health Inc. (c) (e)	218	2,173
OraSure Technologies Inc. (c)	58	593
Orexigen Therapeutics Inc. (c) (e)	140	851
Organovo Holdings Inc. (c) (e)	64	461
Orthofix International NV (c)	19	564
Osiris Therapeutics Inc. (c) (e)	18	292
Otonomy Inc. (c)	7	248
OvaScience Inc. (c) (e)	16	727
Owens & Minor Inc.	67	2,358
Oxford Immunotec Global Plc (c)	14	187
Pacific Biosciences of California Inc. (c)	67	524
Pacira Pharmaceuticals Inc. (c)	38	3,379
Pain Therapeutics Inc. (c)	39	80
PAREXEL International Corp. (c)	61	3,377
PDL BioPharma Inc. (e)	171	1,320
Peregrine Pharmaceuticals Inc. (c) (e)	196	272
Pernix Therapeutics Holdings (c)	35	326
PharMerica Corp. (c)	33	692
Phibro Animal Health Corp. - Class A	15	470
PhotoMedex Inc. (c) (e)	14	21
Portola Pharmaceuticals Inc. (c)	45	1,278
Pozen Inc. (c)	33	263
PRA Health Sciences Inc. (c)	19	458
Progenics Pharmaceuticals Inc. (c) (e)	71	537
Prothena Corp. Plc (c)	28	584
Providence Services Corp. (c)	12	440
PTC Therapeutics Inc. (c)	26	1,337
Puma Biotechnology Inc. (c) (e)	25	4,707
Quality Systems Inc.	53	822
Quidel Corp. (c)	32	922
Radius Health Inc. (c) (e)	7	282
RadNet Inc. (c)	34	288
Raptor Pharmaceutical Corp. (c) (e)	68	711
Receptos Inc. (c)	23	2,846
Regado Biosciences Inc. (c) (e)	16	15
Regulus Therapeutics Inc. (c) (e)	16	262
Relypsa Inc. (c) (e)	17	538
Repligen Corp. (c)	33	660
Repros Therapeutics Inc. (c) (e)	24	238
Retrophin Inc. (c) (e)	21	255

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Revance Therapeutics Inc. (c)	8	128
Rigel Pharmaceuticals Inc. (c)	92	208
Rockwell Medical Technologies Inc. (c) (e)	44	453
RTI Surgical Inc. (c)	58	300
Sage Therapeutics Inc. (c) (e)	6	217
Sagent Pharmaceuticals Inc. (c)	25	621
Sangamo Biosciences Inc. (c)	75	1,134
Sarepta Therapeutics Inc. (c) (e)	42	610
Sciclone Pharmaceuticals Inc. (c)	55	481
Select Medical Holdings Corp.	88	1,261
Sequenom Inc. (c) (e)	130	482
Sientra Inc. (c)	6	94
Skilled Healthcare Group Inc. - Class A (c)	31	264
Spectranetics Corp. (c)	44	1,538
Spectrum Pharmaceuticals Inc. (c) (e)	66	457
Staar Surgical Co. (c)	42	381
Stemline Therapeutics Inc. (c)	10	176
STERIS Corp.	64	4,131
Sucampo Pharmaceuticals Inc. - Class A (c) (e)	15	214
Sunesis Pharmaceuticals Inc. (c) (e)	52	133
Supernus Pharmaceuticals Inc. (c)	31	255
Surgical Care Affiliates Inc. (c)	15	490
SurModics Inc. (c)	17	365
Symmetry Surgical Inc. (c)	11	83
Synageva BioPharma Corp. (c) (e)	23	2,141
Synergy Pharmaceuticals Inc. (c) (e)	91	278
Synta Pharmaceuticals Corp. (c)	60	158
T2 Biosystems Inc. (c) (e)	6	119
Tandem Diabetes Care Inc. (c) (e)	10	122
Team Health Holdings Inc. (c)	75	4,325
TESARO Inc. (c)	20	754
Tetraphase Pharmaceuticals Inc (c)	30	1,172
TG Therapeutics Inc. (c) (e)	29	456
TherapeuticsMD Inc. (c) (e)	124	550
Theravance Biopharma Inc. (c) (e)	24	357
Theravance Inc. (e)	91	1,294
Thoratec Corp. (c)	61	1,965
Threshold Pharmaceuticals Inc. (c) (e)	47	151
Tokai Pharmaceuticals Inc. (c) (e)	6	84
Tornier BV (c)	37	955
TransEnterix Inc. (c) (e)	29	85
Triple-S Management Corp. - Class B (c)	28	676
TriVascular Technologies Inc. (c) (e)	8	95
Trupanion Inc. (c) (e)	13	92
Ultragenyx Pharmaceutical Inc. (c)	7	319
Unilife Corp. (c) (e)	112	374
Universal American Corp. (c)	44	410
US Physical Therapy Inc.	14	573
Utah Medical Products Inc.	4	251
Vanda Pharmaceuticals Inc. (c) (e)	37	535
Vascular Solutions Inc. (c)	20	531
Veracyte Inc. (c) (e)	7	68
Verastem Inc. (c) (e)	23	215
Versartis Inc. (c) (e)	7	158
Vitae Pharmaceuticals Inc. (c)	5	90
Vital Therapies Inc. (c)	5	131
Vivus Inc. (c) (e)	96	277
Vocera Communications Inc. (c)	22	228
Volcano Corp. (c)	58	1,036
WellCare Health Plans Inc. (c)	47	3,848
West Pharmaceutical Services Inc.	76	4,026
Wright Medical Group Inc. (c)	53	1,417
Xencor Inc. (c)	16	258
XenoPort Inc. (c)	59	518
XOMA Corp. (c) (e)	89	318
Zafgen Inc. (c) (e)	7	220
Zeltiq Aesthetics Inc. (c)	30	851
ZIOPHARM Oncology Inc. (c) (e)	95	481

	Shares/Par (t)	Value
Zogenix Inc. (c) (e)	115	158
ZS Pharma Inc. (c) (e)	7	294

		277,782

INDUSTRIALS - 14.1%
AAON Inc.	47	1,042
AAR Corp.	44	1,210
ABM Industries Inc.	61	1,755
Acacia Research Corp. (e)	56	948
ACCO Brands Corp. (c)	127	1,147
Accuride Corp. (c)	49	213
Aceto Corp.	31	666
Actuant Corp. - Class A	70	1,895
Advanced Drainage Systems Inc.	16	362
Advisory Board Co. (c)	40	1,974
Aegion Corp. (c)	41	755
AeroVironment Inc. (c)	21	566
Air Transport Services Group Inc. (c)	57	487
Aircastle Ltd.	69	1,474
Alamo Group Inc.	8	377
Albany International Corp. - Class A	32	1,200
Allegiant Travel Co.	15	2,262
Altra Holdings Inc.	30	846
Ameresco Inc. - Class A (c)	19	131
American Railcar Industries Inc. (e)	10	535
American Science & Engineering Inc.	9	473
American Woodmark Corp. (c)	14	569
Ampco-Pittsburgh Corp.	9	169
Apogee Enterprises Inc.	31	1,302
Applied Industrial Technologies Inc.	45	2,030
ARC Document Solutions Inc. (c)	47	485
ARC Group Worldwide Inc. (c) (e)	3	31
ArcBest Corp.	28	1,305
Argan Inc.	13	452
Astec Industries Inc.	20	793
Astronics Corp. (c)	21	1,134
Atlas Air Worldwide Holdings Inc. (c)	27	1,328
AZZ Inc.	28	1,310
Baltic Trading Ltd.	51	127
Barnes Group Inc.	59	2,171
Barracuda Networks Inc. (c)	8	296
Barrett Business Services Inc. (e)	7	201
Beacon Roofing Supply Inc. (c)	54	1,512
Belden Inc.	47	3,672
Benefitfocus Inc. (c) (e)	5	175
Blount International Inc. (c)	52	921
Brady Corp. - Class A	52	1,418
Briggs & Stratton Corp.	50	1,019
Brink’s Co.	54	1,311
Builders FirstSource Inc. (c)	51	350
CAI International Inc. (c)	19	448
Capstone Turbine Corp. (c) (e)	345	255
Casella Waste Systems Inc. - Class A (c)	47	192
CBIZ Inc. (c)	48	412
CDI Corp.	13	236
Ceco Environmental Corp. (e)	21	332
Celadon Group Inc.	23	515
Cenveo Inc. (c) (e)	69	145
Chart Industries Inc. (c)	33	1,116
Chase Corp.	6	233
Chegg Inc. (c) (e)	76	522
CIRCOR International Inc.	19	1,158
Civeo Corp.	100	410
CLARCOR Inc.	54	3,609
Columbus Mckinnon Corp.	20	568
Comfort Systems USA Inc.	41	698
Commercial Vehicle Group Inc. (c)	25	163
Continental Building Products Inc. (c)	15	263

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Control4 Corp. (c) (e)	12	182
Corporate Executive Board Co.	36	2,624
Covisint Corp. (c)	40	107
CRA International Inc. (c)	12	352
Cubic Corp.	22	1,181
Curtiss-Wright Corp.	52	3,637
Cvent Inc. (c)	19	516
Deluxe Corp.	53	3,327
DigitalGlobe Inc. (c)	83	2,570
Douglas Dynamics Inc.	23	485
Ducommun Inc. (c)	12	306
DXP Enterprises Inc. (c)	14	689
Dycom Industries Inc. (c)	37	1,314
Dynamic Materials Corp.	14	217
Echo Global Logistics Inc. (c)	25	724
EMCOR Group Inc.	72	3,196
Encore Capital Group Inc. (c) (e)	27	1,216
Encore Wire Corp.	23	847
Endurance International Group Holdings Inc. (c) (e)	32	584
Energy Recovery Inc. (c) (e)	46	245
EnerNOC Inc. (c)	30	456
EnerSys Inc.	50	3,091
Engility Holdings Inc. (c)	19	805
Ennis Inc.	29	396
Enphase Energy Inc. (c) (e)	22	319
EnPro Industries Inc. (c)	24	1,533
Erickson Inc. (c) (e)	3	28
ESCO Technologies Inc.	29	1,073
Esterline Technologies Corp. (c)	34	3,733
ExOne Co. (c) (e)	10	175
Exponent Inc.	14	1,153
Federal Signal Corp.	66	1,018
Forward Air Corp.	33	1,665
Franklin Covey Co. (c)	14	267
Franklin Electric Co. Inc.	52	1,941
FreightCar America Inc.	14	369
FTI Consulting Inc. (c)	45	1,744
FuelCell Energy Inc. (c) (e)	268	413
Furmanite Corp. (c)	39	305
G&K Services Inc. - Class A	21	1,517
GenCorp Inc. (c) (e)	64	1,168
Generac Holdings Inc. (c) (e)	74	3,439
General Cable Corp.	52	774
General Finance Corp. (c) (e)	12	115
Gibraltar Industries Inc. (c)	31	512
Gigamon Inc. (c) (e)	25	442
Global Brass & Copper Holdings Inc.	22	290
Global Power Equipment Group Inc.	19	267
Gogo Inc. (c) (e)	62	1,032
Gorman-Rupp Co.	21	663
GP Strategies Corp. (c)	13	453
GrafTech International Ltd. (c)	131	665
Graham Corp.	11	325
Granite Construction Inc.	42	1,615
Great Lakes Dredge & Dock Corp. (c)	61	518
Greenbrier Cos. Inc. (e)	29	1,572
Griffon Corp.	41	542
H&E Equipment Services Inc.	35	976
Harsco Corp.	86	1,622
Hawaiian Holdings Inc. (c)	48	1,258
Healthcare Services Group Inc.	77	2,390
Heartland Express Inc.	58	1,554
HEICO Corp. (e)	71	4,295
Heidrick & Struggles International Inc.	18	422
Heritage-Crystal Clean Inc. (c)	11	132
Herman Miller Inc.	65	1,921
Hill International Inc. (c) (e)	25	96

	Shares/Par (t)	Value
HNI Corp.	49	2,486
Houston Wire & Cable Co.	17	209
HUB Group Inc. - Class A (c)	40	1,509
Hurco Cos. Inc.	7	249
Huron Consulting Group Inc. (c)	25	1,741
Hyster-Yale Materials Handling Inc. - Class A	11	803
ICF International Inc. (c)	22	885
II-VI Inc. (c)	58	792
InnerWorkings Inc. (c)	38	293
Insperity Inc.	26	865
Insteel Industries Inc.	21	484
Interface Inc.	71	1,161
International Shipholding Corp. (e)	7	108
JetBlue Airways Corp. (c)	266	4,217
John Bean Technologies Corp.	32	1,050
Kadant Inc.	13	540
Kaman Corp. - Class A (e)	31	1,224
Kelly Services Inc. - Class A	30	503
Keyw Holding Corp. (c) (e)	36	372
Kforce Inc.	27	646
Kimball International Inc. - Class B	37	336
Knight Transportation Inc.	66	2,218
Knoll Inc.	51	1,073
Korn/Ferry International (c)	53	1,534
Kratos Defense & Security Solutions Inc. (c)	49	248
Layne Christensen Co. (c) (e)	22	213
LB Foster Co.	11	513
Lindsay Corp. (e)	13	1,100
LMI Aerospace Inc. (c) (e)	14	192
LSI Industries Inc.	20	137
Lydall Inc. (c) (e)	18	577
Manitex International Inc. (c) (e)	17	212
Marten Transport Ltd.	26	577
Masonite International Corp. (c) (e)	33	1,998
MasTec Inc. (c)	72	1,630
Matson Inc.	47	1,615
McGrath RentCorp	28	995
Meritor Inc. (c)	105	1,589
Miller Industries Inc. (e)	11	237
Mistras Group Inc. (c)	18	331
Mobile Mini Inc.	51	2,083
Moog Inc. - Class A (c)	45	3,303
MSA Safety Inc.	32	1,685
Mueller Industries Inc.	60	2,063
Mueller Water Products Inc. - Class A	173	1,768
Multi-Color Corp.	14	762
MYR Group Inc. (c)	22	598
NACCO Industries Inc. - Class A	5	285
National Presto Industries Inc. (e)	5	316
Navigant Consulting Inc. (c)	52	807
Navios Maritime Holdings Inc.	81	332
NCI Building Systems Inc. (c)	30	548
Neff Corp. (c)	10	114
NL Industries Inc.	7	58
NN Inc.	17	355
Norcraft Cos. Inc. (c)	8	148
Nortek Inc. (c)	10	802
Northwest Pipe Co. (c)	11	345
Omega Flex Inc.	1	37
On Assignment Inc. (c)	60	1,991
Orbital Sciences Corp. (c)	64	1,728
Orion Marine Group Inc. (c)	28	306
P.A.M. Transportation Services (c) (e)	3	177
Park-Ohio Holdings Corp.	10	638
Patrick Industries Inc. (c)	9	417
Paylocity Holding Corp. (c)	9	222
Pendrell Corp. (c)	184	254
Performant Financial Corp. (c)	36	237

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PGT Inc. (c)	50	479
Plug Power Inc. (c) (e)	187	561
Ply Gem Holdings Inc. (c)	26	359
Polypore International Inc. (c) (e)	50	2,330
Powell Industries Inc.	10	495
Power Solutions International Inc. (c) (e)	5	241
PowerSecure International Inc. (c)	25	286
Preformed Line Products Co.	3	165
Primoris Services Corp.	40	925
Proto Labs Inc. (c) (e)	25	1,682
Quad/Graphics Inc. - Class A	31	719
Quality Distribution Inc. (c)	29	306
Quanex Building Products Corp.	41	762
Quest Resource Holding Corp. (c) (e)	13	19
Raven Industries Inc.	40	996
RBC Bearings Inc.	26	1,663
Republic Airways Holdings Inc. (c)	54	785
Resources Connection Inc.	42	689
Revolution Lighting Technologies Inc (c) (e)	26	35
Rexnord Corp. (c)	83	2,331
Roadrunner Transportation Systems Inc. (c)	29	683
Rocket Fuel Inc. (c) (e)	19	305
RPX Corp. (c)	56	765
Rush Enterprises Inc. - Class A (c)	37	1,175
Safe Bulkers Inc.	40	155
Saia Inc. (c)	26	1,442
Scorpio Bulkers Inc. (c)	145	286
Seaboard Corp. (c) (e)	—	1,272
SIFCO Industries Inc.	3	78
Simpson Manufacturing Co. Inc.	46	1,575
SkyWest Inc.	54	717
SP Plus Corp. (c)	15	387
Sparton Corp. (c)	13	356
Standex International Corp.	14	1,084
Steelcase Inc. - Class A	88	1,582
Sterling Construction Co. Inc. (c)	24	156
Stock Building Supply Holdings Inc. (c)	15	233
Sun Hydraulics Corp.	24	960
Swift Transporation Co. - Class A (c)	91	2,607
TAL International Group Inc. (e)	36	1,579
Taser International Inc. (c) (e)	56	1,493
TCP International Holdings Ltd. (c)	11	65
Team Inc. (c)	21	862
Teledyne Technologies Inc. (c)	40	4,126
Tennant Co.	20	1,456
Tetra Tech Inc.	69	1,849
Textainer Group Holdings Ltd. (e)	24	833
Textura Corp. (c) (e)	19	547
Thermon Group Holdings Inc. (c)	34	818
Titan International Inc. (e)	47	503
Titan Machinery Inc. (c) (e)	20	273
Tremor Video Inc. (c) (e)	37	107
Trex Co. Inc. (c)	36	1,513
TriMas Corp. (c)	48	1,504
TriNet Group Inc. (c)	16	500
TrueBlue Inc. (c)	46	1,022
Tutor Perini Corp. (c)	41	984
Twin Disc Inc.	9	188
Ultrapetrol Ltd. (c)	19	40
UniFirst Corp.	16	1,911
United Stationers Inc.	42	1,772
Universal Forest Products Inc.	22	1,160
Universal Truckload Services Inc.	5	155
US Ecology Inc.	23	925
USA Truck Inc. (c) (e)	7	186
UTi Worldwide Inc. (c)	102	1,228
Viad Corp.	21	563
Vicor Corp. (c)	16	188

	Shares/Par (t)	Value
Virgin America Inc. (c)	15	643
VSE Corp. (e)	4	271
Wabash National Corp. (c)	78	959
WageWorks Inc. (c)	37	2,411
Watsco Inc.	28	3,010
Watts Water Technologies Inc. - Class A	31	1,939
Werner Enterprises Inc.	48	1,486
WESCO Aircraft Holdings Inc. (c)	55	775
West Corp.	43	1,411
Wix.com Ltd. (c) (e)	14	304
Woodward Governor Co.	71	3,489
Xerium Technologies Inc. (c)	14	225
XPO Logistics Inc. (c) (e)	58	2,363
YRC Worldwide Inc. (c)	34	761
YuMe Inc. (c) (e)	27	137

		271,073

INFORMATION TECHNOLOGY - 17.0%
A10 Networks Inc. (c)	13	56
ACI Worldwide Inc. (c)	121	2,449
Actuate Corp. (c)	47	313
Acxiom Corp. (c)	85	1,725
ADTRAN Inc.	60	1,314
Advanced Energy Industries Inc. (c)	43	1,026
Advent Software Inc.	57	1,739
Aerohive Networks Inc. (c)	10	47
Agilysys Inc. (c)	15	191
Alliance Fiber Optic Products Inc.	14	196
Alpha & Omega Semiconductor Ltd. (c)	27	243
Ambarella Inc. (c) (e)	32	1,619
Amber Road Inc. (c)	9	93
American Software Inc. - Class A	26	240
Amkor Technology Inc. (c)	90	641
Angie’s List Inc. (c) (e)	44	275
Anixter International Inc.	29	2,560
Applied Micro Circuits Corp. (c) (e)	83	542
Applied Optoelectronics Inc. (c) (e)	15	171
Aruba Networks Inc. (c)	116	2,109
Aspen Technology Inc. (c)	98	3,445
Audience Inc. (c) (e)	15	66
AVG Technologies NV (c)	37	723
Axcelis Technologies Inc. (c)	132	339
Badger Meter Inc.	16	933
Bankrate Inc. (c)	71	877
Bazaarvoice Inc. (c) (e)	53	423
Bel Fuse Inc. - Class B	10	284
Benchmark Electronics Inc. (c)	58	1,463
Black Box Corp.	18	435
Blackbaud Inc.	50	2,154
Blackhawk Network Holdings Inc. - Class A (c) (e)	56	2,184
Blucora Inc. (c)	46	641
Borderfree Inc. (c)	6	54
Bottomline Technologies Inc. (c)	41	1,048
Brightcove Inc. (c) (e)	32	246
BroadSoft Inc. (c)	32	932
Brooks Automation Inc.	70	889
Cabot Microelectronics Corp. (c)	26	1,218
CACI International Inc. - Class A (c)	26	2,223
CalAmp Corp. (c) (e)	39	708
Calix Inc. (c)	44	440
Callidus Software Inc. (c)	52	845
Carbonite Inc. (c)	19	269
Cardtronics Inc. (c)	47	1,830
Care.com Inc. (c)	7	60
Cascade Microtech Inc. (c)	13	194
Cass Information Systems Inc.	13	698
Cavium Inc. (c)	56	3,490

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Ceva Inc. (c)	25	453
ChannelAdvisor Corp. (c) (e)	21	461
Checkpoint Systems Inc. (c)	45	624
Ciber Inc. (c)	76	269
Ciena Corp. (c)	116	2,249
Cinedigm Corp. (c) (e)	79	128
Cirrus Logic Inc. (c)	68	1,594
Clearfield Inc. (c) (e)	12	145
Cognex Corp. (c)	94	3,883
Coherent Inc. (c)	27	1,653
Cohu Inc.	29	347
CommVault Systems Inc. (c)	52	2,668
Computer Task Group Inc.	18	169
comScore Inc. (c)	38	1,762
Comtech Telecommunications Corp.	16	491
Comverse Inc. (c)	25	462
Constant Contact Inc. (c)	34	1,244
Convergys Corp.	108	2,205
Cornerstone OnDemand Inc. (c) (e)	56	1,986
Cray Inc. (c) (e)	45	1,539
CSG Systems International Inc.	38	959
CTS Corp.	36	635
CUI Global Inc. (c) (e)	21	159
Cyan Inc. (c) (e)	29	73
Cypress Semiconductor Corp. (e)	168	2,395
Daktronics Inc.	41	514
Datalink Corp. (c)	22	283
Dealertrack Technologies Inc. (c)	57	2,530
Demand Media Inc. (c)	8	49
Demandware Inc. (c)	33	1,908
Dice Holdings Inc. (c)	46	458
Digi International Inc. (c) (e)	31	290
Digimarc Corp. (e)	6	174
Digital River Inc. (c)	34	832
Diodes Inc. (c)	38	1,047
Dot Hill Systems Corp. (c) (e)	62	273
DSP Group Inc. (c)	21	228
DTS Inc. (c)	17	535
E2open Inc. (c) (e)	24	235
EarthLink Holdings Corp.	107	471
Eastman Kodak Co. (c)	18	390
Ebix Inc. (e)	35	595
Electro Rent Corp.	16	221
Electro Scientific Industries Inc.	24	190
Electronics for Imaging Inc. (c)	50	2,134
Ellie Mae Inc. (c)	31	1,247
Emulex Corp. (c)	71	405
Entegris Inc. (c)	149	1,971
Entropic Communications Inc. (c) (e)	101	256
Envestnet Inc. (c)	38	1,849
EPAM Systems Inc. (c)	39	1,876
EPIQ Systems Inc.	35	604
ePlus Inc. (c)	5	414
Euronet Worldwide Inc. (c)	54	2,986
EVERTEC Inc.	73	1,608
Everyday Health Inc. (c)	8	113
Exar Corp. (c)	39	402
ExlService Holdings Inc. (c)	36	1,030
Extreme Networks (c)	106	375
Fabrinet (c)	37	659
Fair Isaac Corp.	34	2,485
Fairchild Semiconductor International Inc. (c)	133	2,244
FARO Technologies Inc. (c)	19	1,173
FEI Co.	45	4,084
Finisar Corp. (c)	107	2,074
Five9 Inc. (c) (e)	12	56
FleetMatics Group Plc (c) (e)	41	1,468
FormFactor Inc. (c)	61	525

	Shares/Par (t)	Value
Forrester Research Inc.	12	460
Global Cash Access Holdings Inc. (c)	69	493
Global Eagle Entertainment Inc. (c) (e)	40	549
Globant SA (c)	7	109
Glu Mobile Inc. (c) (e)	95	372
GrubHub Inc. (c)	9	330
GSI Group Inc. (c)	36	530
GTT Communications Inc. (c)	15	194
Guidance Software Inc. (c) (e)	17	124
Guidewire Software Inc. (c)	73	3,677
Hackett Group Inc.	26	229
Harmonic Inc. (c)	101	711
Heartland Payment Systems Inc.	38	2,063
Higher One Holdings Inc. (c)	30	125
HubSpot Inc. (c) (e)	6	187
iGate Corp. (c)	41	1,608
Immersion Corp. (c)	32	298
Imperva Inc. (c)	25	1,221
Imprivata Inc. (c)	6	80
Infinera Corp. (c)	131	1,923
Infoblox Inc. (c)	59	1,196
Information Services Group Inc. (c) (e)	34	143
Inphi Corp. (c)	36	663
Insight Enterprises Inc. (c)	46	1,184
Integrated Device Technology Inc. (c)	142	2,792
Integrated Silicon Solutions Inc.	32	534
Interactive Intelligence Group (c)	17	837
InterDigital Inc.	40	2,120
Internap Corp. (c)	60	481
International Rectifier Corp. (c)	76	3,035
Intersil Corp. - Class A	137	1,976
Intevac Inc. (c) (e)	25	192
IntraLinks Holdings Inc. (c)	42	495
InvenSense Inc. (c) (e)	75	1,222
Itron Inc. (c)	42	1,774
Ixia (c)	64	722
IXYS Corp.	28	351
j2 Global Inc.	51	3,147
Jive Software Inc. (c)	43	262
Kemet Corp. (c)	45	188
Kimball Electronics Inc. (c)	28	332
Kofax Ltd. (c) (e)	75	530
Kopin Corp. (c) (e)	79	284
KVH Industries Inc. (c)	18	229
Lattice Semiconductor Corp. (c)	127	873
Limelight Networks Inc. (c)	54	151
Lionbridge Technologies Inc. (c)	68	392
Liquidity Services Inc. (c) (e)	26	211
Littelfuse Inc.	24	2,317
LivePerson Inc. (c)	56	795
LogMeIn Inc. (c)	27	1,325
Loral Space & Communications Inc. (c)	14	1,084
Luxoft Holding Inc. - Class A (c)	8	318
M/A-COM Technology Solutions Holdings Inc. (c)	13	394
Manhattan Associates Inc. (c)	81	3,297
Mantech International Corp. - Class A	26	789
Marchex Inc. - Class B	29	131
Marin Software Inc. (c)	27	230
Marketo Inc. (c)	26	865
Mavenir Systems Inc. (c)	10	136
MAXIMUS Inc.	72	3,970
MaxLinear Inc. - Class A (c)	30	224
Maxwell Technologies Inc. (c) (e)	30	276
Mentor Graphics Corp.	103	2,259
Mercury Systems Inc. (c)	37	516
Mesa Laboratories Inc. (e)	3	257
Methode Electronics Inc.	42	1,522

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Micrel Inc.	51	741
Microsemi Corp. (c)	101	2,876
MicroStrategy Inc. - Class A (c)	10	1,613
Millennial Media Inc. (c) (e)	78	126
MKS Instruments Inc.	57	2,089
MobileIron Inc. (c)	13	127
MODEL N Inc. (c)	20	215
ModusLink Global Solutions Inc. (c) (e)	47	178
MoneyGram International Inc. (c)	31	279
Monolithic Power Systems Inc.	41	2,048
Monotype Imaging Holdings Inc.	42	1,209
Monster Worldwide Inc. (c)	94	432
MTS Systems Corp.	16	1,213
Multi-Fineline Electronix Inc. (c)	8	84
Nanometrics Inc. (c)	26	440
NetGear Inc. (c)	39	1,385
NetScout Systems Inc. (c)	39	1,413
NeuStar Inc. - Class A (c) (e)	61	1,703
Newport Corp. (c)	43	818
NIC Inc.	73	1,308
Nimble Storage Inc. (c) (e)	9	259
Numerex Corp. - Class A (c) (e)	17	189
NVE Corp. (c)	6	412
Oclaro Inc. (c)	97	172
Omnivision Technologies Inc. (c)	62	1,612
OPOWER Inc. (c) (e)	8	112
OSI Systems Inc. (c)	21	1,505
Park City Group Inc. (c) (e)	10	90
Park Electrochemical Corp.	23	578
ParkerVision Inc. (c) (e)	101	92
Paycom Software Inc. (c)	7	174
PC Connection Inc.	11	272
PDF Solutions Inc. (c)	32	480
Pegasystems Inc.	38	791
Perficient Inc. (c)	38	713
Pericom Semiconductor Corp. (c)	23	317
Photronics Inc. (c)	70	579
Plantronics Inc.	47	2,466
Plexus Corp. (c)	37	1,538
PMC - Sierra Inc. (c)	186	1,700
Polycom Inc. (c)	152	2,056
Power Integrations Inc.	32	1,677
PRG-Schultz International Inc. (c)	28	160
Procera Networks Inc. (c) (e)	21	148
Progress Software Corp. (c)	54	1,467
Proofpoint Inc. (c)	41	1,971
PROS Holdings Inc. (c)	26	701
Q2 Holdings Inc. (c)	10	189
QAD Inc. - Class A	6	136
QLIK Technologies Inc. (c)	96	2,954
QLogic Corp. (c)	98	1,301
Qualys Inc. (c)	21	800
Quantum Corp. (c) (e)	241	424
QuickLogic Corp. (c)	57	178
QuinStreet Inc. (c)	36	217
Rally Software Development Corp. (c)	26	295
Rambus Inc. (c)	121	1,337
RealD Inc. (c)	46	543
RealNetworks Inc. (c)	28	199
RealPage Inc. (c)	55	1,207
Reis Inc.	10	270
RF Micro Devices Inc. (c)	306	5,083
Rightside Group Ltd. (c)	8	54
Rofin-Sinar Technologies Inc. (c)	31	900
Rogers Corp. (c)	19	1,572
Rosetta Stone Inc. (c)	22	219
Rubicon Project Inc. (c)	8	130
Rubicon Technology Inc. (c) (e)	22	99

	Shares/Par (t)	Value
Ruckus Wireless Inc. (c)	68	819
Rudolph Technologies Inc. (c)	37	378
Sanmina Corp. (c)	90	2,110
Sapiens International Corp. NV (c)	22	162
Sapient Corp. (c)	123	3,070
ScanSource Inc. (c)	31	1,229
Science Applications International Corp.	43	2,121
SciQuest Inc. (c)	28	402
SeaChange International Inc. (c)	34	216
Semtech Corp. (c)	72	1,992
ServiceSource International Inc. (c)	84	393
ShoreTel Inc. (c)	66	485
Silicon Graphics International Corp. (c) (e)	35	400
Silicon Image Inc. (c)	86	477
Silicon Laboratories Inc. (c)	48	2,278
Silver Spring Networks Inc. (c) (e)	36	302
Sonus Networks Inc. (c)	259	1,027
Spansion Inc. (c)	64	2,181
Speed Commerce Inc. (c) (e)	55	170
SPS Commerce Inc. (c)	17	957
SS&C Technologies Holdings Inc.	73	4,261
Stamps.com Inc. (c)	16	773
Super Micro Computer Inc. (c)	38	1,338
Sykes Enterprises Inc. (c)	43	1,009
Synaptics Inc. (c)	38	2,642
Synchronoss Technologies Inc. (c)	39	1,628
SYNNEX Corp.	30	2,370
Syntel Inc. (c)	34	1,519
Take-Two Interactive Software Inc. (c)	90	2,515
Tangoe Inc. (c)	41	533
TechTarget Inc. (c)	21	235
TeleCommunication Systems Inc. - Class A (c)	42	131
TeleNav Inc. (c)	29	194
TeleTech Holdings Inc. (c)	19	445
Tessco Technologies Inc.	7	199
Tessera Technologies Inc.	57	2,031
TiVo Inc. (c)	111	1,310
Travelzoo Inc. (c)	8	96
TriQuint Semiconductor Inc. (c)	183	5,054
TrueCar Inc. (c) (e)	8	181
Trulia Inc. (c) (e)	39	1,805
TTM Technologies Inc. (c)	58	437
TubeMogul Inc. (c) (e)	6	128
Tyler Technologies Inc. (c)	35	3,864
Ubiquiti Networks Inc. (e)	33	981
Ultimate Software Group Inc. (c)	30	4,456
Ultra Clean Holdings Inc. (c)	28	263
Ultratech Inc. (c)	31	584
Unisys Corp. (c)	54	1,591
Universal Display Corp. (c) (e)	45	1,255
Unwired Planet Inc. (c)	97	97
Varonis Systems Inc. (c) (e)	6	190
VASCO Data Security International Inc. (c) (e)	33	933
Veeco Instruments Inc. (c)	44	1,532
Verint Systems Inc. (c)	64	3,727
ViaSat Inc. (c) (e)	44	2,782
Viasystems Group Inc. (c)	2	39
Violin Memory Inc. (c) (e)	83	397
VirnetX Holding Corp. (c) (e)	44	239
Virtusa Corp. (c)	28	1,146
Vishay Precision Group Inc. (c)	13	222
Vitesse Semiconductor Corp. (c) (e)	70	265
Vringo Inc. (c) (e)	82	45
Web.com Group Inc. (c)	55	1,040
WebMD Health Corp. - Class A (c) (e)	43	1,694
WEX Inc. (c)	41	4,103
Xcerra Corp. (c)	55	505
XO Group Inc. (c)	30	553

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Xoom Corp. (c) (e)	32	557
Yodlee Inc. (c)	7	83
Zendesk Inc. (c)	12	282
Zixit Corp. (c)	63	226

		327,067

MATERIALS - 4.5%
A. Schulman Inc.	31	1,263
Advanced Emissions Solutions Inc. (c)	25	566
AEP Industries Inc. (c)	5	286
AK Steel Holding Corp. (c) (e)	187	1,113
Allied Nevada Gold Corp. (c) (e)	124	108
AM Castle & Co. (c) (e)	20	160
American Vanguard Corp. (e)	30	343
Axiall Corp.	75	3,172
Balchem Corp.	34	2,233
Berry Plastics Group Inc. (c)	96	3,027
Boise Cascade Co. (c)	44	1,619
Calgon Carbon Corp. (c)	59	1,233
Century Aluminum Co. (c)	56	1,377
Chemtura Corp. (c) (e)	92	2,270
Clearwater Paper Corp. (c)	22	1,495
Coeur d’Alene Mines Corp. (c) (e)	107	548
Commercial Metals Co.	128	2,081
Deltic Timber Corp.	12	843
Ferro Corp. (c)	80	1,033
Flotek Industries Inc. (c)	57	1,068
FutureFuel Corp.	24	311
Globe Specialty Metals Inc.	71	1,218
Gold Resource Corp.	38	127
Graphic Packaging Holding Co. (c)	350	4,768
Handy & Harman Ltd. (c)	4	167
Hawkins Inc.	11	465
Haynes International Inc.	13	620
HB Fuller Co.	53	2,378
Headwaters Inc. (c)	80	1,199
Hecla Mining Co.	376	1,048
Horsehead Holding Corp. (c) (e)	57	909
Innophos Holdings Inc.	24	1,408
Innospec Inc.	27	1,135
Intrepid Potash Inc. (c) (e)	62	862
Kaiser Aluminum Corp.	19	1,376
KapStone Paper and Packaging Corp.	90	2,644
KMG Chemicals Inc.	12	250
Koppers Holdings Inc.	24	611
Kraton Performance Polymers Inc. (c)	36	741
Kronos Worldwide Inc.	21	277
Landec Corp. (c)	29	406
Louisiana-Pacific Corp. (c) (e)	152	2,525
LSB Industries Inc. (c)	21	658
Marrone Bio Innovations Inc. (c) (e)	6	20
Materion Corp.	23	804
Minerals Technologies Inc.	37	2,604
Molycorp Inc. (c) (e)	227	200
Myers Industries Inc.	31	544
Neenah Paper Inc.	18	1,055
Noranda Aluminium Holding Corp.	50	175
Olin Corp.	84	1,918
Olympic Steel Inc.	9	165
OM Group Inc.	35	1,045
Omnova Solutions Inc. (c)	48	387
P.H. Glatfelter Co.	47	1,203
PolyOne Corp.	101	3,815
Quaker Chemical Corp.	14	1,282
Resolute Forest Products (c)	70	1,227
RTI International Metals Inc. (c)	33	828
Ryerson Holding Corp. (c)	11	113
Schnitzer Steel Industries Inc. - Class A (e)	28	642

	Shares/Par (t)	Value
Schweitzer-Mauduit International Inc.	32	1,374
Senomyx Inc. (c) (e)	43	260
Sensient Technologies Corp.	53	3,186
Stepan Co.	21	829
Stillwater Mining Co. (c)	128	1,889
SunCoke Energy Inc.	71	1,380
Trecora Resources (c)	22	320
Tredegar Corp.	27	606
Trinseo SA (c) (e)	12	207
Tronox Ltd. - Class A	68	1,623
UFP Technologies Inc. (c)	5	121
United States Lime & Minerals Inc. (e)	2	132
Universal Stainless & Alloy Products Inc. (c)	8	206
US Concrete Inc. (c) (e)	16	459
US Silica Holdings Inc. (e)	59	1,518
Walter Industries Inc.	65	90
Wausau Paper Corp.	45	514
Worthington Industries Inc.	55	1,651
Zep Inc.	26	389

		86,722

TELECOMMUNICATION SERVICES - 0.8%
8x8 Inc. (c)	99	906
Atlantic Tele-Network Inc.	10	681
Boingo Wireless Inc. (c)	31	236
Cincinnati Bell Inc. (c)	228	726
Cogent Communications Holdings Inc.	50	1,759
Consolidated Communications Holdings Inc. (e)	53	1,481
Fairpoint Communications Inc. (c)	25	356
General Communication Inc. - Class A (c)	41	570
Globalstar Inc. (c) (e)	310	852
Hawaiian Telcom Holdco Inc. (c) (e)	10	288
IDT Corp. - Class B	18	358
inContact Inc. (c)	69	608
Inteliquent Inc.	37	720
Intelsat SA (c) (e)	28	483
Iridium Communications Inc. (c) (e)	85	831
Leap Wireless International Inc. (c) (f)	61	154
Lumos Networks Corp.	22	373
magicJack VocalTec Ltd. (c) (e)	22	181
NTELOS Holdings Corp. (e)	18	73
ORBCOMM Inc. (c)	58	376
Premiere Global Services Inc. (c)	49	526
RingCentral Inc. - Class A (c)	29	431
Safeguard Scientifics Inc. (c)	22	431
Shenandoah Telecommunications Co.	25	782
Spok Holdings Inc.	23	397
Vonage Holdings Corp. (c)	198	753

		15,332

UTILITIES - 3.5%
Abengoa Yield Plc (e)	32	872
Allete Inc.	48	2,625
American States Water Co.	42	1,593
Artesian Resources Corp. - Class A	8	185
Atlantic Power Corp.	130	351
Avista Corp.	65	2,299
Black Hills Corp.	48	2,522
California Water Service Group	51	1,255
Chesapeake Utilities Corp.	15	762
Cleco Corp.	64	3,518
Connecticut Water Services Inc.	12	446
Dynegy Inc. (c)	131	3,989
El Paso Electric Co.	43	1,722
Empire District Electric Co. (e)	46	1,355
IDACORP Inc.	54	3,558
Laclede Group Inc.	46	2,443

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
MGE Energy Inc.	37	1,686
Middlesex Water Co.	18	416
New Jersey Resources Corp.	46	2,790
Northwest Natural Gas Co. (e)	30	1,474
NorthWestern Corp.	50	2,807
NRG Yield Inc. - Class A	25	1,187
ONE Gas Inc.	55	2,281
Ormat Technologies Inc. (e)	19	527
Otter Tail Corp.	40	1,232
Pattern Energy Group Inc. - Class A (e)	44	1,084
Piedmont Natural Gas Co. Inc.	83	3,280
PNM Resources Inc.	87	2,578
Portland General Electric Co.	83	3,158
SJW Corp.	17	559
South Jersey Industries Inc.	36	2,140
Southwest Gas Corp.	50	3,085
Spark Energy Inc. - Class A	4	58
TerraForm Power Inc. - Class A (e)	24	736
UIL Holdings Corp.	62	2,683
Unitil Corp.	14	511
WGL Holdings Inc.	56	3,082
York Water Co. (e)	13	297

		67,146

Total Common Stocks (cost $1,465,675)		1,900,060

RIGHTS - 0.0%
Furiex Pharmaceuticals Inc. (c) (f)	8	74
Providence Services Corp. (c) (f)	12	—
Trius Therapeutics Inc. (c) (f)	8	—

Total Rights (cost $74)		74

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (c) (e) (f)	19	—

Total Warrants (cost $0)		—

OTHER EQUITY INTERESTS - 0.0%
Gerber Scientific Inc. (c) (e) (f) (u)	19	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 12.3%

Investment Company - 0.9%
JNL Money Market Fund, 0.01% (a) (h)	16,803	16,803

Securities Lending Collateral - 11.3%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	216,971	216,971

Treasury Securities - 0.1%
U.S. Treasury Bill
0.02%, 03/12/15 (o)	$660	660
0.08%, 06/04/15 (o)	340	340

		1,000

Total Short Term Investments (cost $234,774)		234,774

Total Investments - 111.3% (cost $1,700,523)		2,134,908
Other Assets and Liabilities, Net - (11.3%)		(217,107)

Total Net Assets - 100.0%		$1,917,801

JNL/Mellon Capital International Index Fund

COMMON STOCKS - 96.2%

AUSTRALIA - 7.2%
AGL Energy Ltd.	117	$1,276
ALS Ltd.	67	292
Alumina Ltd. (c)	442	638

	Shares/Par (t)	Value
Amcor Ltd.	216	2,381
AMP Ltd.	508	2,264
APA Group	152	917
Asciano Group	161	790
ASX Ltd.	33	986
Aurizon Holdings Ltd.	372	1,394
AusNet Services (e)	350	378
Australia & New Zealand Banking Group Ltd.	478	12,433
Bank of Queensland Ltd.	68	667
Bendigo and Adelaide Bank Ltd. (e)	78	814
BHP Billiton Ltd.	560	13,230
Boral Ltd.	150	645
Brambles Ltd.	272	2,344
Caltex Australia Ltd.	26	716
Coca-Cola Amatil Ltd.	100	754
Cochlear Ltd. (e)	9	591
Commonwealth Bank of Australia	283	19,632
Computershare Ltd.	84	804
Crown Resorts Ltd.	67	692
CSL Ltd.	83	5,831
Dexus Property Group	152	858
Federation Centres Ltd.	265	616
Flight Centre Travel Group Ltd. (e)	10	276
Fortescue Metals Group Ltd. (e)	269	590
Goodman Group	303	1,399
GPT Group	315	1,116
Harvey Norman Holdings Ltd. (e)	87	237
Healthscope Ltd. (c)	191	421
Iluka Resources Ltd.	72	343
Incitec Pivot Ltd.	310	801
Insurance Australia Group Ltd.	412	2,090
Leighton Holdings Ltd.	18	331
Lend Lease Corp. Ltd.	102	1,358
Macquarie Group Ltd.	50	2,343
Medibank Private Ltd. (c)	481	945
Metcash Ltd. (e)	144	217
Mirvac Group	627	907
National Australia Bank Ltd.	410	11,174
Newcrest Mining Ltd. (c)	141	1,245
Novion Property Group	379	651
Orica Ltd. (e)	64	979
Origin Energy Ltd.	190	1,796
Qantas Airways Ltd. (c)	165	320
QBE Insurance Group Ltd.	237	2,153
Ramsay Health Care Ltd. (e)	25	1,136
REA Group Ltd.	9	315
Rio Tinto Ltd.	75	3,533
Santos Ltd. (e)	169	1,128
Scentre Group (c)	916	2,596
Seek Ltd.	58	809
Sonic Health Care Ltd.	71	1,066
Stockland	399	1,334
Suncorp Group Ltd.	222	2,531
Sydney Airport	194	741
Tabcorp Holdings Ltd.	142	478
Tatts Group Ltd.	275	773
Telstra Corp. Ltd.	772	3,747
Toll Holdings Ltd.	117	557
TPG Telecom Ltd.	48	261
Transurban Group	319	2,226
Treasury Wine Estates Ltd.	113	436
Wesfarmers Ltd.	195	6,608
Westfield Corp.	339	2,483
Westpac Banking Corp. (e)	542	14,567
Woodside Petroleum Ltd.	132	4,068
Woolworths Ltd. (e)	218	5,425
WorleyParsons Ltd.	34	279

		160,732

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
AUSTRIA - 0.2%
Andritz AG	14	756
Erste Group Bank AG	49	1,138
IMMOFINANZ AG (c)	170	429
OMV AG	27	725
Raiffeisen International Bank Holding AG	20	310
Vienna Insurance Group AG Wiener Versicherung Gruppe	7	330
Voestalpine AG	21	816

		4,504

BELGIUM - 1.3%
Ageas	41	1,445
Anheuser-Busch InBev NV	140	15,761
Belgacom SA (e)	27	985
Colruyt SA (e)	13	628
Delhaize Group	19	1,373
Groupe Bruxelles Lambert SA	15	1,250
Groupe Bruxelles Lambert SA VVPR Strip (c) (f)	—	—
KBC Groep NV (c)	43	2,399
Solvay SA	10	1,414
Telenet Group Holding NV (c)	8	466
UCB SA	22	1,691
Umicore	18	723

		28,135

DENMARK - 1.5%
A P Moller - Maersk A/S - Class A	1	1,290
A P Moller - Maersk A/S - Class B	1	2,514
Carlsberg A/S - Class B	19	1,471
Coloplast A/S	20	1,686
Danske Bank A/S	113	3,055
DSV A/S	32	987
ISS A/S (c)	16	451
Novo Nordisk A/S	350	14,786
Novozymes A/S - Class B	41	1,720
Pandora A/S	21	1,714
TDC A/S	147	1,124
TrygVesta A/S	4	419
Vestas Wind Systems A/S (c)	41	1,486
William Demant Holding A/S (c)	3	260

		32,963

FINLAND - 0.9%
Elisa Oyj	24	645
Fortum Oyj	76	1,647
Kone Oyj - Class B (e)	56	2,535
Metso Oyj	19	558
Neste Oil Oyj	19	472
Nokia Oyj	649	5,133
Nokian Renkaat Oyj (e)	20	492
Orion Oyj - Class B	17	530
Sampo Oyj - Class A	77	3,614
Stora Enso Oyj	96	855
UPM-Kymmene Oyj	93	1,527
Wartsila Oyj Abp (e)	26	1,171

		19,179

FRANCE - 8.9%
Accor SA	31	1,413
Aeroports de Paris	5	665
Air Liquide	60	7,396
Alcatel-Lucent (c)	498	1,783
Alstom SA (c)	37	1,179
Arkema SA	11	712
Atos Origin SA	14	1,104
AXA SA	315	7,269

	Shares/Par (t)	Value
BNP Paribas	184	10,876
Bollore SA (e)	94	426
Bouygues SA	29	1,064
Bureau Veritas SA	41	908
Cap Gemini SA	25	1,816
Carrefour SA	109	3,314
Casino Guichard Perrachon SA	10	909
Christian Dior SA	9	1,604
Cie de Saint-Gobain	79	3,344
Cie Generale d’Optique Essilor International SA	35	3,928
CNP Assurances SA	28	489
Compagnie Generale des Etablissements Michelin	33	2,994
Credit Agricole SA	172	2,221
Danone SA	100	6,568
Dassault Systemes SA	23	1,407
Edenred	35	981
Electricite de France SA	44	1,220
Eurazeo	7	510
Eutelsat Communications Group SA	26	836
Fonciere Des Regions	5	494
GDF Suez	251	5,856
Gecina SA	5	611
Groupe Eurotunnel SA	82	1,064
Hermes International SCA (e)	4	1,445
Icade SA	7	555
Iliad SA	4	1,066
Imerys SA	7	490
JC Decaux SA	12	424
Kering SA	13	2,504
Klepierre (e)	18	761
L’Oreal SA	44	7,304
Lafarge SA	33	2,338
Lagardere SCA	20	512
Legrand SA	46	2,394
LVMH Moet Hennessy Louis Vuitton SA	49	7,695
Natixis	164	1,084
Numericable SFR (c)	17	842
Orange SA	328	5,578
Pernod-Ricard SA	37	4,082
Peugeot SA (c)	68	838
Publicis Groupe SA	32	2,286
Remy Cointreau SA (e)	4	268
Renault SA	33	2,406
Rexel SA	47	835
Safran SA	48	2,965
Sanofi SA	207	18,851
Schneider Electric SA	91	6,593
SCOR SE	27	804
Societe BIC SA	5	624
Societe Generale	125	5,229
Sodexo SA	16	1,594
Suez Environnement SA	47	822
Technip SA	18	1,064
Thales SA	16	852
Total SA	373	19,112
Unibail-Rodamco SE	17	4,410
Valeo SA	14	1,696
Vallourec SA	19	523
Veolia Environnement (e)	76	1,345
Vinci SA	84	4,573
Vivendi SA	210	5,219
Wendel SA	6	653
Zodiac Aerospace (e)	32	1,075

		198,672

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
GERMANY - 8.2%
Adidas AG	37	2,566
Allianz SE	79	13,163
Axel Springer SE	8	475
BASF SE	160	13,419
Bayer AG	144	19,642
Bayerische Motoren Werke AG	57	6,201
Beiersdorf AG	17	1,413
Brenntag AG	27	1,494
Celesio AG	8	268
Commerzbank AG (c)	172	2,255
Continental AG	19	4,011
Daimler AG	168	13,923
Deutsche Annington Immobilien SE	41	1,405
Deutsche Bank AG	240	7,177
Deutsche Boerse AG	34	2,441
Deutsche Lufthansa AG	39	647
Deutsche Post AG	168	5,445
Deutsche Telekom AG	554	8,861
Deutsche Wohnen AG	51	1,205
E.ON SE	347	5,934
Fraport AG Frankfurt Airport Services Worldwide	7	398
Fresenius Medical Care AG & Co. KGaA	37	2,777
Fresenius SE	67	3,460
GEA Group AG	31	1,368
Hannover Rueck SE	10	905
HeidelbergCement AG	26	1,811
Henkel AG & Co. KGaA	21	1,995
Hugo Boss AG	7	896
Infineon Technologies AG	197	2,084
K+S AG	31	857
Kabel Deutschland Holding AG (c)	4	495
Lanxess AG	17	787
Linde AG	32	5,933
Man SE	7	741
Merck KGaA	23	2,177
Metro AG (c)	28	865
Muenchener Rueckversicherungs AG	30	5,972
OSRAM Licht AG (c)	15	596
ProSiebenSat.1 Media AG	38	1,582
RTL Group SA	6	601
RWE AG	87	2,681
SAP AG	160	11,198
Siemens AG	138	15,499
Symrise AG	21	1,258
Telefonica Deutschland Holding AG	111	590
ThyssenKrupp AG (c)	78	1,977
United Internet AG	22	978
Volkswagen AG	5	1,159

		183,585

GUERNSEY - 0.1%
Friends Life Group Ltd.	246	1,399

HONG KONG - 3.0%
AIA Group Ltd.	2,096	11,559
ASM Pacific Technology Ltd.	44	414
Bank of East Asia Ltd.	217	870
BOC Hong Kong Holdings Ltd.	662	2,207
Cathay Pacific Airways Ltd. (e)	174	379
Cheung Kong Holdings Ltd.	246	4,120
Cheung Kong Infrastructure Holdings Ltd.	108	794
CLP Holdings Ltd.	332	2,874
Experian Plc	171	2,884
First Pacific Co. Ltd.	410	404
Galaxy Entertainment Group Ltd.	401	2,228
Hang Lung Properties Ltd.	389	1,085

	Shares/Par (t)	Value
Hang Seng Bank Ltd.	137	2,274
Henderson Land Development Co. Ltd.	183	1,275
HKT Trust	504	657
Hong Kong & China Gas Co. Ltd.	1,103	2,513
Hong Kong Exchanges & Clearing Ltd.	192	4,234
Hongkong Electric Holdings Ltd.	244	2,354
Hutchison Whampoa Ltd.	369	4,218
Hysan Development Co. Ltd.	110	488
Kerry Properties Ltd.	109	392
Li & Fung Ltd.	1,012	947
Link REIT	397	2,482
MGM China Holdings Ltd.	175	442
MTR Corp.	269	1,101
New World Development Ltd.	907	1,041
NWS Holdings Ltd.	291	534
PCCW Ltd.	772	526
Shangri-La Asia Ltd.	256	351
Sino Land Co.	499	801
SJM Holdings Ltd.	328	519
Sun Hung Kai Properties Ltd.	283	4,288
Swire Pacific Ltd.	108	1,396
Swire Properties Ltd.	199	586
Techtronic Industries Co.	236	757
WH Group Ltd. (c)	620	355
Wharf Holdings Ltd.	265	1,906
Wheelock & Co. Ltd.	154	715
Yue Yuen Industrial Holdings Ltd.	124	447

		67,417

IRELAND - 0.3%
Anglo Irish Bank Corp. Plc (c) (f)	34	—
CRH Plc	129	3,110
James Hardie Industries SE - CDI	83	885
Kerry Group Plc	28	1,913
Ryanair Holdings Plc (c)	2	22
The Governor & Co. of the Bank of Ireland (c)	5,007	1,879

		7,809

ISRAEL - 0.6%
Bank Hapoalim BM	178	838
Bank Leumi Le-Israel BM (c)	247	845
Bezeq Israeli Telecommunication Corp. Ltd.	343	609
Delek Group Ltd.	1	227
Israel Chemicals Ltd.	75	539
Israel Corp. Ltd. (c)	1	261
Mizrahi Tefahot Bank Ltd. (c)	19	200
NICE Systems Ltd.	9	456
Teva Pharmaceutical Industries Ltd.	148	8,512

		12,487

ITALY - 2.0%
Assicurazioni Generali SpA	206	4,235
Atlantia SpA	72	1,681
Banca Monte dei Paschi di Siena SpA (c)	758	431
Banco Popolare SC (c)	63	762
CNH Industrial NV	173	1,398
Enel Green Power SpA	300	628
Enel SpA	1,142	5,089
ENI SpA	443	7,752
Exor SpA	19	766
Finmeccanica SpA (c)	76	704
Intesa Sanpaolo SpA	2,018	5,854
Luxottica Group SpA	29	1,612
Mediobanca SpA	112	913
Pirelli & C. SpA	43	582
Prysmian SpA	34	613
Saipem SpA (c) (e)	47	494
Snam Rete Gas SpA	347	1,718

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Telecom Italia SpA (c) (e)	1,722	1,837
Terna Rete Elettrica Nazionale SpA	262	1,192
UniCredit SpA	766	4,905
Unione di Banche Italiane SCPA	144	1,030
UnipolSai SpA	154	415

		44,611

JAPAN - 20.6%
ABC-Mart Inc. (e)	4	198
Acom Co. Ltd. (c) (e)	59	181
Advantest Corp.	32	394
AEON Co. Ltd. (e)	117	1,176
AEON Credit Service Co. Ltd. (e)	19	380
AEON Mall Co. Ltd.	20	357
Air Water Inc.	23	364
Aisin Seiki Co. Ltd.	35	1,250
Ajinomoto Co. Inc.	102	1,899
Alfresa Holdings Corp.	33	401
Amada Co. Ltd.	65	557
ANA Holdings Inc. (e)	214	529
Aozora Bank Ltd. (e)	212	655
Asahi Breweries Ltd.	66	2,048
Asahi Glass Co. Ltd. (e)	187	910
Asahi Kasei Corp.	218	1,989
Asics Corp. (e)	29	703
Astellas Pharma Inc.	372	5,179
Bank of Kyoto Ltd.	61	510
Bank of Yokohama Ltd.	200	1,086
Benesse Corp.	13	386
Bridgestone Corp.	115	3,988
Brother Industries Ltd.	43	770
Calbee Inc.	14	468
Canon Inc. (e)	197	6,252
Casio Computer Co. Ltd. (e)	34	520
Central Japan Railway Co.	25	3,732
China Bank Ltd.	124	813
Chiyoda Corp.	32	265
Chubu Electric Power Co. Inc. (c)	118	1,391
Chugai Pharmaceutical Co. Ltd.	41	1,009
Chugoku Bank Ltd.	26	354
Chugoku Electric Power Co. Inc.	51	668
Chuo Mitsui Trust Holdings Inc.	578	2,214
Citizen Holdings Co. Ltd.	54	416
COLOPL Inc. (e)	8	189
Credit Saison Co. Ltd.	28	521
Dai Nippon Printing Co. Ltd.	105	946
Dai-Ichi Life Insurance Co. Ltd.	187	2,840
Daicel Chemical Industries Ltd.	44	514
Daihatsu Motor Co. Ltd. (e)	34	444
Daiichi Sankyo Co. Ltd.	109	1,525
Daikin Industries Ltd.	41	2,629
Dainippon Sumitomo Pharma Co. Ltd.	28	268
Daito Trust Construction Co. Ltd.	13	1,497
Daiwa House Industry Co. Ltd.	103	1,946
Daiwa Securities Group Inc.	290	2,271
Denso Corp.	86	4,004
Dentsu Inc.	38	1,598
Don Quijote Holdings Co. Ltd.	10	674
East Japan Railway Co.	58	4,378
Eisai Co. Ltd. (e)	43	1,663
Electric Power Development Co. Ltd.	19	649
FamilyMart Co. Ltd. (e)	12	441
Fanuc Ltd.	33	5,474
Fast Retailing Co. Ltd.	9	3,421
Fuji Electric Holdings Co. Ltd.	86	343
Fuji Heavy Industries Ltd.	104	3,694
FUJIFILM Holdings Corp.	83	2,523
Fujitsu Ltd.	324	1,727

	Shares/Par (t)	Value
Fukuoka Financial Group Inc.	129	665
GungHo Online Entertainment Inc.	60	219
Gunma Bank Ltd.	67	435
Hachijuni Bank Ltd.	71	458
Hakuhodo DY Holdings Inc.	36	341
Hamamatsu Photonics KK	13	600
Hankyu Hanshin Holdings Inc.	213	1,143
Hikari Tsushin Inc.	3	176
Hino Motors Ltd.	44	579
Hirose Electric Co. Ltd.	5	592
Hiroshima Bank Ltd.	97	462
Hisamitsu Pharmaceutical Co. Inc. (e)	10	322
Hitachi Chemical Co. Ltd. (e)	15	268
Hitachi Construction Machinery Co. Ltd.	16	347
Hitachi High-Technologies Corp.	9	264
Hitachi Ltd.	839	6,192
Hitachi Metals Ltd.	41	697
Hokuhoku Financial Group Inc.	232	468
Hokuriku Electric Power Co.	26	327
Honda Motor Co. Ltd.	284	8,317
Hoya Corp.	78	2,632
Hulic Co. Ltd.	44	442
Ibiden Co. Ltd.	24	347
Idemitsu Kosan Co. Ltd.	16	272
IHI Corp.	247	1,251
Iida Group Holdings Co. Ltd.	31	383
INPEX Corp.	150	1,672
Isetan Mitsukoshi Holdings Ltd.	55	682
Isuzu Motors Ltd.	108	1,315
ITOCHU Corp.	267	2,849
Itochu Techno-Solutions Corp.	3	120
Iyo Bank Ltd.	49	531
J. Front Retailing Co. Ltd.	43	493
Japan Airlines Co. Ltd.	21	634
Japan Display Inc. (c) (e)	62	189
Japan Exchange Group Inc.	48	1,126
Japan Prime Realty Investment Corp.	—	518
Japan Real Estate Investment Corp.	—	1,060
Japan Retail Fund Investment Corp.	—	864
Japan Tobacco Inc.	191	5,254
JFE Holdings Inc.	86	1,924
JGC Corp.	36	741
Joyo Bank Ltd.	108	535
JSR Corp.	30	510
JTEKT Corp. (e)	34	571
JX Holdings Inc.	402	1,566
Kajima Corp.	156	642
Kakaku.com Inc (e)	24	343
Kamigumi Co. Ltd.	48	428
Kaneka Corp.	42	225
Kansai Electric Power Co. Inc. (c)	130	1,240
Kansai Paint Co. Ltd.	42	651
Kao Corp.	89	3,514
Kawasaki Heavy Industries Ltd.	239	1,087
KDDI Corp.	101	6,352
Keihan Electric Railway Co. Ltd. (e)	86	460
Keihin Electric Express Railway Co. Ltd. (e)	79	585
Keio Corp.	96	691
Keisei Electric Railway Co. Ltd. (e)	50	608
Keyence Corp.	8	3,589
Kikkoman Corp. (e)	26	637
Kintetsu Corp. (e)	312	1,026
Kirin Holdings Co. Ltd. (e)	140	1,741
Kobe Steel Ltd.	528	909
Koito Manufacturing Co. Ltd.	15	459
Komatsu Ltd.	161	3,566
Konami Corp. (e)	20	374
Konica Minolta Holdings Inc.	83	904

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Kubota Corp.	198	2,874
Kuraray Co. Ltd.	56	640
Kurita Water Industries Ltd.	17	357
Kyocera Corp.	57	2,595
Kyowa Hakko Kirin Co. Ltd.	40	374
Kyushu Electric Power Co. Inc. (c)	80	801
Lawson Inc.	11	677
LIXIL Group Corp.	44	934
M3 Inc.	37	616
Mabuchi Motor Co. Ltd.	8	302
Makita Corp.	21	924
Marubeni Corp.	295	1,765
Marui Group Co. Ltd.	45	409
Maruichi Steel Tube Ltd.	7	155
Mazda Motor Corp.	96	2,310
McDonald’s Holdings Co. Japan Ltd. (e)	10	221
Medipal Holdings Corp.	21	250
MEIJI Holdings Co. Ltd.	11	1,001
Minebea Co. Ltd. (e)	54	797
Miraca Holdings Inc.	11	478
Mitsubishi Chemical Holdings Corp.	251	1,217
Mitsubishi Corp.	243	4,455
Mitsubishi Electric Corp.	342	4,062
Mitsubishi Estate Co. Ltd.	217	4,570
Mitsubishi Gas Chemical Co. Inc.	72	361
Mitsubishi Heavy Industries Ltd.	538	2,969
Mitsubishi Logistics Corp.	20	291
Mitsubishi Materials Corp.	198	657
Mitsubishi Motors Corp.	110	1,006
Mitsubishi Tanabe Pharma Corp.	42	610
Mitsubishi UFJ Financial Group Inc.	2,219	12,191
Mitsubishi UFJ Lease & Finance Co. Ltd.	78	367
Mitsui & Co. Ltd.	296	3,958
Mitsui Chemicals Inc.	128	363
Mitsui Fudosan Co. Ltd.	162	4,344
Mitsui OSK Lines Ltd.	188	557
Mixi Inc. (e)	6	232
Mizuho Financial Group Inc.	4,004	6,712
MS&AD Insurance Group Holdings	91	2,145
Murata Manufacturing Co. Ltd.	36	3,917
Nabtesco Corp. (e)	20	483
Nagoya Railroad Co. Ltd.	144	536
Namco Bandai Holdings Inc.	33	699
NEC Corp.	477	1,386
Nexon Co. Ltd.	17	154
NGK Insulators Ltd.	45	922
NGK Spark Plug Co. Ltd.	32	972
NH Foods Ltd.	29	634
NHK Spring Co. Ltd.	31	270
Nidec Corp. (e)	35	2,248
Nikon Corp. (e)	61	809
Nintendo Co. Ltd.	19	1,972
Nippon Building Fund Inc.	—	1,225
Nippon Electric Glass Co. Ltd.	57	256
Nippon Express Co. Ltd.	142	720
Nippon Paint Holdings Co. Ltd. (e)	28	811
Nippon Prologis REIT Inc.	—	575
Nippon Steel Corp.	1,344	3,334
Nippon Telegraph & Telephone Corp.	65	3,315
Nippon Yusen KK	268	757
Nissan Motor Co. Ltd.	430	3,749
Nisshin Seifun Group Inc.	42	403
Nissin Foods Holdings Co. Ltd.	11	534
Nitori Co. Ltd. (e)	12	661
Nitto Denko Corp.	28	1,548
NOK Corp.	16	397
Nomura Holdings Inc.	641	3,628
Nomura Real Estate Holdings Inc.	21	366

	Shares/Par (t)	Value
Nomura Research Institute Ltd.	19	572
NSK Ltd.	87	1,027
NTT Data Corp.	22	812
NTT DoCoMo Inc.	264	3,850
NTT Urban Development Corp.	19	191
Obayashi Corp.	109	703
Odakyu Electric Railway Co. Ltd.	112	992
Oji Holdings Corp.	136	487
Olympus Corp. (c)	41	1,426
Omron Corp.	35	1,561
Ono Pharmaceutical Co. Ltd.	15	1,346
Oracle Corp. Japan	6	228
Oriental Land Co. Ltd.	9	2,052
ORIX Corp.	228	2,870
Osaka Gas Co. Ltd.	325	1,214
Otsuka Corp.	9	295
Otsuka Holdings Co. Ltd.	67	2,009
Panasonic Corp.	390	4,593
Park24 Co. Ltd.	15	213
Rakuten Inc.	139	1,934
Recruit Holdings Co. Ltd. (c)	25	718
Resona Holdings Inc.	383	1,933
Ricoh Co. Ltd.	124	1,253
Rinnai Corp.	6	430
Rohm Co. Ltd.	17	1,036
Sankyo Co. Ltd.	9	309
Sanrio Co. Ltd. (e)	10	250
Santen Pharmaceutical Co. Ltd.	13	716
SBI Holdings Inc.	34	376
Secom Co. Ltd.	38	2,160
Sega Sammy Holdings Inc.	33	418
Seibu Holdings Inc. (e)	18	371
Seiko Epson Corp.	24	1,004
Sekisui Chemical Co. Ltd.	79	950
Sekisui House Ltd.	98	1,289
Seven & I Holdings Co. Ltd.	130	4,693
Seven Bank Ltd.	97	405
Sharp Corp. (c) (e)	263	582
Shikoku Electric Power Co. Inc. (c) (e)	32	387
Shimadzu Corp.	44	448
Shimamura Co. Ltd. (e)	4	345
Shimano Inc.	14	1,865
Shimizu Corp.	111	754
Shin-Etsu Chemical Co. Ltd.	71	4,622
Shinsei Bank Ltd.	288	501
Shionogi & Co. Ltd.	53	1,372
Shiseido Co. Ltd. (e)	66	931
Shizuoka Bank Ltd.	99	905
Showa Shell Sekiyu KK (e)	29	288
SMC Corp.	10	2,491
SoftBank Corp.	167	9,952
Sompo Japan Nipponkoa Holdings	59	1,477
Sony Corp.	180	3,680
Sony Financial Holdings Inc.	32	474
Stanley Electric Co. Ltd.	26	557
Sumitomo Chemical Co. Ltd.	253	996
Sumitomo Corp.	197	2,018
Sumitomo Electric Industries Ltd.	129	1,610
Sumitomo Heavy Industries Ltd.	110	592
Sumitomo Metal Mining Co. Ltd.	95	1,417
Sumitomo Mitsui Financial Group Inc.	221	7,997
Sumitomo Realty & Development Co. Ltd.	64	2,163
Sumitomo Rubber Industries Inc.	31	455
Suntory Beverage & Food Ltd.	24	833
Suruga Bank Ltd.	34	625
Suzuken Co. Ltd.	13	352
Suzuki Motor Corp.	62	1,870
Sysmex Corp.	24	1,080

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
T&D Holdings Inc.	105	1,258
Taiheiyo Cement Corp.	199	624
Taisei Corp.	172	976
Taisho Pharmaceutical Holdings Co. Ltd.	6	360
Taiyo Nippon Sanso Corp. (e)	36	396
Takashimaya Co. Ltd.	53	423
Takeda Pharmaceutical Co. Ltd.	137	5,672
TDK Corp.	23	1,343
Teijin Ltd.	142	377
Terumo Corp. (e)	55	1,253
THK Co. Ltd.	18	440
Tobu Railway Co. Ltd.	171	731
Toho Co. Ltd.	17	390
Toho Gas Co. Ltd.	84	411
Tohoku Electric Power Co. Inc.	75	876
Tokio Marine Holdings Inc.	123	3,983
Tokyo Electric Power Co. Inc. (c)	242	984
Tokyo Electron Ltd. (e)	29	2,229
Tokyo Gas Co. Ltd. (e)	410	2,212
Tokyo Tatemono Co. Ltd.	73	531
Tokyu Corp.	206	1,276
Tokyu Fudosan Holdings Corp	92	640
TonenGeneral Sekiyu KK (e)	57	487
Toppan Printing Co. Ltd.	97	630
Toray Industries Inc.	250	1,998
Toshiba Corp.	714	3,011
TOTO Ltd.	53	617
Toyo Seikan Group Holdings Ltd.	30	371
Toyo Suisan Kaisha Ltd.	16	515
Toyoda Gosei Co. Ltd.	9	183
Toyota Industries Corp.	29	1,481
Toyota Motor Corp.	477	29,749
Toyota Tsusho Corp.	36	829
Trend Micro Inc.	19	520
Unicharm Corp.	64	1,524
United Urban Investment Corp.	—	647
USS Co. Ltd.	40	610
West Japan Railway Co.	30	1,414
Yahoo! Japan Corp.	265	950
Yakult Honsha Co. Ltd.	15	771
Yamada Denki Co. Ltd. (e)	139	467
Yamaguchi Financial Group Inc.	31	319
Yamaha Corp.	33	479
Yamaha Motor Co. Ltd.	50	998
Yamato Holdings Co. Ltd.	62	1,225
Yamato Kogyo Co. Ltd.	6	168
Yamazaki Baking Co. Ltd. (e)	15	185
Yaskawa Electric Corp.	41	524
Yokogawa Electric Corp.	39	430
Yokohama Rubber Co Ltd.	43	392

		457,607

JERSEY - 0.0%
Randgold Resources Ltd.	15	1,040

LUXEMBOURG - 0.3%
ArcelorMittal	172	1,880
Millicom International Cellular SA - SDR	12	874
SES SA - FDR	53	1,888
Tenaris SA	81	1,218

		5,860

MACAU - 0.1%
Sands China Ltd.	416	2,024
Wynn Macau Ltd. (e)	269	751

		2,775

MALTA - 0.0%
BGP Holdings Plc (c) (f)	479	—

	Shares/Par (t)	Value
NETHERLANDS - 4.6%
Aegon NV	311	2,338
Airbus Group NV	102	5,041
Akzo Nobel NV (e)	42	2,873
Altice SA (c)	16	1,274
ASML Holding NV	62	6,698
Corio NV	12	565
Delta Lloyd NV	35	763
Gemalto NV (e)	14	1,142
Heineken Holding NV	18	1,125
Heineken NV	40	2,819
ING Groep NV - CVA (c)	670	8,661
Koninklijke Ahold NV	165	2,938
Koninklijke Boskalis Westminster NV	16	886
Koninklijke KPN NV	546	1,725
Koninklijke Philips Electronics NV	168	4,872
Koninklijke Philips NV	29	1,796
Koninklijke Vopak NV	12	632
NN Group NV (c)	21	619
OCI (c)	14	469
Qiagen NV (c)	40	929
Randstad Holding NV	22	1,080
Reed Elsevier NV	120	2,869
Royal Dutch Shell Plc - Class A	686	22,880
Royal Dutch Shell Plc - Class B	425	14,689
TNT NV	85	567
Unilever NV - CVA	283	11,088
Wolters Kluwer NV	54	1,663

		103,001

NEW ZEALAND - 0.2%
Auckland International Airport Ltd. (e)	174	573
Contact Energy Ltd. (e)	56	277
Fletcher Building Ltd. (e)	128	827
Meridian Energy Ltd. (e)	213	292
Mighty River Power Ltd.	119	275
Ryman Healthcare Ltd.	61	403
Spark New Zealand Ltd. (e)	350	849

		3,496

NORWAY - 0.6%
DNB ASA	168	2,483
Gjensidige Forsikring ASA	37	597
Norsk Hydro ASA	247	1,393
Orkla ASA	142	968
SeaDrill Ltd. (e)	65	756
StatoilHydro ASA (e)	193	3,405
Telenor ASA	133	2,686
Yara International ASA	33	1,455

		13,743

PORTUGAL - 0.1%
Banco Comercial Portugues SA (c) (e)	5,693	447
Banco Espirito Santo SA (c) (f)	413	—
Energias de Portugal SA	405	1,571
Galp Energia SGPS SA	65	658
Jeronimo Martins SGPS SA	43	432

		3,108

SINGAPORE - 1.5%
Ascendas REIT	366	656
CapitaCommercial Trust	383	506
CapitaLand Ltd.	432	1,074
CapitaMall Trust	467	717
City Developments Ltd. (e)	66	509
ComfortDelGro Corp. Ltd.	333	652
DBS Group Holdings Ltd.	297	4,590
Genting International Plc (e)	1,083	878

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Global Logistic Properties Ltd.	537	1,002
Golden Agri-Resources Ltd.	1,187	411
Hutchison Port Holdings Trust (e)	1,066	733
Jardine Cycle & Carriage Ltd. (e)	18	572
Keppel Corp. Ltd.	253	1,687
Keppel Land Ltd.	132	340
Noble Group Ltd.	737	629
Oversea-Chinese Banking Corp. Ltd.	502	3,949
SembCorp Industries Ltd.	158	529
SembCorp Marine Ltd. (e)	152	374
Singapore Airlines Ltd.	102	893
Singapore Exchange Ltd.	133	782
Singapore Press Holdings Ltd. (e)	267	848
Singapore Technologies Engineering Ltd.	279	714
Singapore Telecommunications Ltd.	1,379	4,046
StarHub Ltd.	90	281
Suntec REIT	402	595
United Overseas Bank Ltd.	220	4,060
UOL Group Ltd.	95	494
Wilmar International Ltd.	345	841
Yangzijiang Shipbuilding Holdings Ltd.	293	265

		33,627

SPAIN - 3.3%
Abertis Infraestructuras SA - Class A	73	1,454
ACS Actividades de Construccion y Servicios SA	31	1,085
Amadeus IT Holding SA	74	2,948
Banco Bilbao Vizcaya Argentaria SA	1,033	9,758
Banco de Sabadell SA	593	1,568
Banco Popular Espanol SA	308	1,535
Banco Santander SA	2,140	17,962
Bankia SA (c)	806	1,196
Bankinter SA	114	917
CaixaBank SA	397	2,081
Distribuidora Internacional de Alimentacion SA	115	781
Enagas SA	38	1,183
Ferrovial SA (e)	76	1,506
Gas Natural SDG SA	61	1,529
Grifols SA	27	1,095
Iberdrola SA	904	6,092
Inditex SA	189	5,394
Mapfre SA	183	618
Red Electrica Corp. SA (e)	20	1,729
Repsol SA	180	3,376
Telefonica SA	733	10,524
Zardoya Otis SA (e)	31	347

		74,678

SWEDEN - 3.0%
Alfa Laval AB	55	1,038
Assa Abloy AB - Class B	58	3,038
Atlas Copco AB - Class A	119	3,315
Atlas Copco AB - Class B	67	1,704
Boliden AB	45	723
Electrolux AB - Class B	40	1,182
Elekta AB - Class B (e)	70	718
Getinge AB - Class B	37	851
Hennes & Mauritz AB - Class B	165	6,847
Hexagon AB - Class B	47	1,441
Husqvarna AB - Class B	81	595
ICA Gruppen AB	13	510
Industrivarden AB - Class C	23	399
Investor AB - Class B	81	2,947
Kinnevik Investment AB - Class B	43	1,403
Lundin Petroleum AB (c) (e)	37	536
Nordea Bank AB	527	6,102
Sandvik AB	190	1,845

	Shares/Par (t)	Value
Securitas AB - Class B	55	669
Skandinaviska Enskilda Banken AB - Class A	262	3,327
Skanska AB - Class B	69	1,479
SKF AB - Class B	71	1,495
Svenska Cellulosa AB - Class B	104	2,245
Svenska Handelsbanken AB - Class A	86	4,036
Swedbank AB - Class A	156	3,881
Swedish Match AB	36	1,127
Tele2 AB - Class B	53	647
Telefonaktiebolaget LM Ericsson - Class B	528	6,395
TeliaSonera AB	410	2,636
Volvo AB - Class B	269	2,898

		66,029

SWITZERLAND - 9.4%
ABB Ltd.	382	8,086
Actelion Ltd.	18	2,111
Adecco SA	30	2,045
Aryzta AG	16	1,219
Baloise Holding AG	9	1,131
Barry Callebaut AG	—	409
Cie Financiere Richemont SA	91	8,042
Credit Suisse Group AG	263	6,613
EMS-Chemie Holding AG	2	616
Geberit AG	6	2,191
Givaudan SA	2	2,847
Glencore Plc	1,848	8,530
Holcim Ltd.	41	2,907
Julius Baer Group Ltd.	38	1,743
Kuehne & Nagel International AG	10	1,332
Lindt & Spruengli AG	—	1,039
Lonza Group AG	9	1,001
Nestle SA	563	41,014
Novartis AG	401	37,213
Pargesa Holding SA	6	460
Partners Group Holding AG	3	846
Roche Holding AG	123	33,202
Schindler Holding AG	4	534
SGS SA	1	1,956
Sika AG	—	1,162
Sonova Holding AG	10	1,449
STMicroelectronics NV	119	885
Sulzer AG	4	420
Swatch Group AG	5	2,431
Swatch Group AG	9	800
Swiss Life Holding AG	6	1,352
Swiss Prime Site AG	10	765
Swiss Re AG	61	5,109
Swisscom AG	4	2,186
Syngenta AG	16	5,192
Transocean Ltd. (e)	62	1,139
UBS Group AG	635	10,920
Zurich Financial Services AG	26	8,105

		209,002

UNITED KINGDOM - 18.3%
3i Group Plc	180	1,257
Aberdeen Asset Management Plc	164	1,095
Admiral Group Plc	35	714
Aggreko Plc	45	1,041
Amec Foster Wheeler Plc	68	894
Anglo American Plc	242	4,481
Antofagasta Plc	71	823
ARM Holdings Plc	243	3,736
Ashtead Group Plc	85	1,514
Associated British Foods Plc	63	3,097
AstraZeneca Plc	220	15,531
Aviva Plc	521	3,917

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Babcock International Group Plc	44	717
BAE Systems Plc	546	3,997
Barclays Plc	2,852	10,723
BG Group Plc	593	7,940
BHP Billiton Plc	367	7,875
BP Plc	3,214	20,402
British American Tobacco Plc	326	17,688
British Land Co. Plc	166	2,003
BT Group Plc	1,420	8,830
Bunzl Plc	60	1,647
Burberry Group Plc	76	1,922
Capita Group Plc	118	1,976
Capital Shopping Centres Group (e)	147	761
Carnival Plc	32	1,451
Centrica Plc	872	3,778
Cobham Plc	211	1,061
Coca-Cola HBC AG	38	717
Compass Group Plc	291	4,969
Croda International Plc	25	1,048
Diageo Plc	437	12,525
Direct Line Insurance Group Plc	262	1,184
Dixons Carphone Plc	172	1,238
easyJet Plc	28	721
Fiat Chrysler Automobiles NV (c)	164	1,903
Fresnillo Plc	39	458
G4S Plc	271	1,168
GKN Plc	288	1,534
GlaxoSmithKline Plc	846	18,156
Hammerson Plc	132	1,240
Hargreaves Lansdown Plc	44	696
HSBC Holdings Plc	3,326	31,433
ICAP Plc	102	714
IMI Plc	46	908
Imperial Tobacco Group Plc	166	7,315
Inmarsat Plc	76	948
InterContinental Hotels Group Plc	40	1,614
International Consolidated Airlines Group SA (c)	177	1,320
Intertek Group Plc	28	1,009
Investec Plc	91	763
ITV Plc	657	2,191
J Sainsbury Plc (e)	219	835
Johnson Matthey Plc	35	1,860
Kingfisher Plc	423	2,234
Land Securities Group Plc	140	2,519
Legal & General Group Plc	1,047	4,043
Lloyds Banking Group Plc (c)	9,936	11,687
London Stock Exchange Group Plc	38	1,299
Marks & Spencer Group Plc	289	2,138
Meggitt Plc	137	1,104
Melrose Industries Plc	184	763
Merlin Entertainments Plc	86	531
National Grid Plc	649	9,213
Next Plc	27	2,833
Old Mutual Plc	871	2,568
Pearson Plc	145	2,684
Persimmon Plc	52	1,267
Petrofac Ltd. (e)	43	469
Prudential plc (a)	446	10,311
Reckitt Benckiser Group Plc	113	9,160
Reed Elsevier Plc	198	3,379
Rexam Plc	130	913
Rio Tinto Plc	221	10,206
Rolls-Royce Holdings Plc	326	4,377
Royal Bank of Scotland Group Plc (c)	434	2,642
Royal Mail Plc	121	805
RSA Insurance Group Plc (c)	175	1,181
SABMiller Plc	168	8,740

	Shares/Par (t)	Value
Sage Group Plc	193	1,393
Schroders Plc	23	965
Scottish & Southern Energy Plc	171	4,316
Segro Plc	131	751
Severn Trent Plc	42	1,324
Shire Plc	102	7,257
Sky Plc	177	2,475
Smith & Nephew Plc	153	2,768
Smiths Group Plc	68	1,156
Sports Direct International Plc (c)	46	509
Standard Chartered Plc	429	6,414
Standard Life Plc	423	2,621
Subsea 7 SA	46	473
Tate & Lyle Plc	89	830
Tesco Plc	1,406	4,101
Travis Perkins Plc	42	1,207
TUI AG (c)	47	779
TUI AG (c)	32	511
Tullow Oil Plc	157	1,012
Unilever Plc	223	9,067
United Utilities Group Plc	118	1,680
Vodafone Group Plc	4,605	15,788
Weir Group Plc	38	1,083
Whitbread Plc	31	2,301
William Hill Plc	147	828
WM Morrison Supermarkets Plc (e)	352	1,005
Wolseley Plc	46	2,648
WPP Plc	230	4,778

		406,444

Total Common Stocks (cost $1,966,218)		2,141,903

PREFERRED STOCKS - 0.7%

GERMANY - 0.5%
Bayerische Motoren Werke AG	9	742
Fuchs Petrolub AG	13	509
Henkel AG & Co. KGaA	32	3,401
Porsche Automobil Holding SE	27	2,202
Volkswagen AG	28	6,268

		13,122

ITALY - 0.1%
Intesa Sanpaolo SpA	160	395
Telecom Italia SpA	1,032	863

		1,258

SWITZERLAND - 0.1%
Lindt & Spruengli AG	—	845
Schindler Holding AG	8	1,151

		1,996

Total Preferred Stocks (cost $12,453)		16,376

RIGHTS - 0.0%

AUSTRALIA - 0.0%
APA Group - Class A (c) (f)	51	36

FRANCE - 0.0%
Christian Dior SA (c) (f)	9	139
Christian Dior SA - Class A (c) (f)	9	50
LVMH Moet Hennessy (c) (f)	—	1

		190

SPAIN - 0.0%
Banco Bilbao Vizcaya Argentaria SA (c)	1,033	99

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Repsol SA (c)	180	100

		199

Total Rights (cost $383)		425

OTHER EQUITY INTERESTS - 0.0%

AUSTRIA - 0.0%
IMMOEAST AG (c) (f) (u)	37	—
IMMOFINANZ AG (c) (f) (u)	27	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 5.5%

Investment Companies - 2.6%
JNL Money Market Fund, 0.01% (a) (h)	56,715	56,715

Securities Lending Collateral - 2.7%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	60,366	60,366

Treasury Securities - 0.2%
U.S. Treasury Bill
0.02%, 03/12/15 (o)	$3,065	3,065
0.08%, 06/04/15 (o)	1,005	1,004

		4,069

Total Short Term Investments (cost $121,150)		121,150

Total Investments - 102.4% (cost $2,100,204)		2,279,854
Other Assets and Liabilities, Net - (2.4%)		(54,446)

Total Net Assets - 100.0%		$2,225,408

JNL/Mellon Capital Bond Index Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.4%
Ally Auto Receivables Trust, 0.59%, 11/16/15	$447	$447
Banc of America Commercial Mortgage Trust REMIC
5.45%, 01/15/17	189	202
5.76%, 05/10/45 (i)	550	584
Bank of America Credit Card Trust, 5.17%, 06/15/19	900	972
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.54%, 09/12/16	235	248
5.71%, 05/11/17 (i)	300	324
4.87%, 09/11/42	515	522
Capital One Multi-Asset Execution Trust, 5.05%, 02/16/16	500	523
CarMax Auto Owner Trust, 0.80%, 07/16/18	800	799
Centerpoint Energy Transition Co. LLC Secured Transition Bond, 5.17%, 08/01/19	640	673
Citibank Credit Card Issuance Trust, 5.30%, 03/15/16	900	949
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC
5.62%, 10/15/48	222	233
5.65%, 10/15/48	500	534
Cobalt Commercial Mortage-Backed Securities Trust REMIC, 5.22%, 08/15/48	225	237
COMM Mortgage Trust REMIC
2.84%, 03/10/19	400	410
4.26%, 09/10/23	650	711
Commercial Mortgage Trust REMIC, 3.82%, 05/10/24	500	530
Credit Suisse Mortgage Capital Certificates REMIC, 5.38%, 02/15/40	203	216

	Shares/Par (t)	Value
Delta Air Lines Pass-Through Trust, 6.82%, 08/10/22 (i)	315	364
GS Mortgage Securities Trust REMIC
3.48%, 11/10/21	750	784
5.56%, 11/10/39	393	416
JPMBB Commercial Mortgage Securities Trust REMIC
3.05%, 04/15/19	150	155
4.13%, 09/15/23	500	544
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.42%, 02/15/17	235	251
5.70%, 04/12/17 (i)	200	215
5.79%, 08/12/17 (i)	521	565
4.94%, 08/15/42 (i)	239	242
LB-UBS Commercial Mortgage Trust REMIC
5.42%, 01/15/17	321	343
5.66%, 03/15/39 (i)	272	282
5.87%, 09/15/45 (i)	752	826
Merrill Lynch Mortgage Trust REMIC, 5.74%, 08/12/43 (i)	223	235
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC
5.41%, 08/12/16 (i)	186	195
5.17%, 11/12/16	189	200
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
3.09%, 08/15/18	500	520
2.86%, 09/15/22	250	250
3.74%, 07/15/24	500	527
Morgan Stanley Capital I Trust REMIC
5.59%, 03/12/17 (i)	1,400	1,492
5.33%, 11/12/41	222	235
Nissan Auto Receivables Owner Trust, 1.00%, 01/15/16	1,000	1,003
UBS-Barclays Commercial Mortgage Trust REMIC
3.09%, 09/10/22	350	355
2.85%, 12/10/22	500	498
United Air Lines Inc. Pass-Through Trust, 4.30%, 08/15/25	250	259
United Airlines Pass-Through Trust, 3.75%, 09/03/26	200	202
US Airways Pass-Through Trust, 3.95%, 11/15/25	243	249
Wachovia Bank Commercial Mortgage Trust REMIC, 5.57%, 10/15/48	219	232
WF-RBS Commercial Mortgage Trust REMIC, 2.03%, 02/16/18	500	504

Total Non-U.S. Government Agency Asset- Backed Securities (cost $20,454)		21,057

CORPORATE BONDS AND NOTES - 26.2%

CONSUMER DISCRETIONARY - 2.1%
Amazon.com Inc.
2.60%, 12/05/19	300	303
2.50%, 11/29/22	200	189
American Honda Finance Corp., 1.55%, 12/11/17	500	502
AutoNation, Inc., 6.75%, 04/15/18	200	224
Carnival Corp., 3.95%, 10/15/20	200	210
CBS Corp.
5.63%, 09/15/19	500	562
4.85%, 07/01/42	150	152
Comcast Corp.
5.90%, 03/15/16	350	371
5.70%, 05/15/18	200	225

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
6.50%, 11/15/35	100	134
6.95%, 08/15/37	250	352
4.75%, 03/01/44	300	334
DIRECTV Holdings LLC
2.40%, 03/15/17	500	510
6.35%, 03/15/40	300	348
Discovery Communications LLC
5.63%, 08/15/19	100	112
5.05%, 06/01/20	200	220
6.35%, 06/01/40	100	119
Dollar General Corp., 3.25%, 04/15/23 (e)	250	228
Ford Motor Co.
7.45%, 07/16/31	300	407
4.75%, 01/15/43	300	317
Gap Inc., 5.95%, 04/12/21	300	341
Grupo Televisa SAB, 6.63%, 03/18/25	100	122
Hasbro Inc., 6.35%, 03/15/40	300	367
Home Depot Inc.
5.40%, 03/01/16	500	527
2.00%, 06/15/19	300	301
5.88%, 12/16/36	250	327
Interpublic Group of Cos. Inc., 4.20%, 04/15/24	250	256
Johnson Controls Inc., 3.75%, 12/01/21	250	258
Kohl’s Corp., 4.00%, 11/01/21 (e)	300	312
Lowe’s Cos. Inc.
4.63%, 04/15/20	100	110
5.50%, 10/15/35	150	183
5.80%, 04/15/40	300	380
Macy’s Retail Holdings Inc.
6.65%, 07/15/24	200	248
6.90%, 04/01/29	250	318
Marriott International Inc., 3.13%, 10/15/21	300	302
Mattel Inc., 2.35%, 05/06/19	200	199
McDonald’s Corp.
5.35%, 03/01/18	300	333
6.30%, 03/01/38	200	263
NBCUniversal Media LLC
5.15%, 04/30/20	200	227
6.40%, 04/30/40	250	335
News America Inc.
4.50%, 02/15/21	400	438
6.20%, 12/15/34	50	64
6.15%, 02/15/41	300	382
NIKE Inc, 2.25%, 05/01/23	200	194
Nordstrom Inc., 4.00%, 10/15/21	225	241
Omnicom Group Inc., 5.90%, 04/15/16	250	265
Target Corp.
5.88%, 07/15/16	250	269
2.30%, 06/26/19 (e)	200	202
Thomson Reuters Corp., 6.50%, 07/15/18 (e)	200	227
Time Warner Cable Inc.
5.85%, 05/01/17	150	164
8.75%, 02/14/19	169	209
7.30%, 07/01/38	300	414
6.75%, 06/15/39	300	392
Time Warner Inc.
5.88%, 11/15/16	350	380
3.40%, 06/15/22 (e)	500	505
7.63%, 04/15/31	200	279
6.10%, 07/15/40	200	244
TJX Cos. Inc., 2.75%, 06/15/21	200	201
Toyota Motor Credit Corp.
1.13%, 05/16/17	250	249
2.13%, 07/18/19	200	201
Viacom Inc.
3.88%, 04/01/24	250	251
7.88%, 07/30/30	125	175
4.38%, 03/15/43	300	276

	Shares/Par (t)	Value
Walt Disney Co.
1.10%, 12/01/17	350	348
2.75%, 08/16/21	300	305
7.00%, 03/01/32	50	72
Wyndham Worldwide Corp., 3.90%, 03/01/23	500	493
Yum! Brands Inc., 6.88%, 11/15/37	52	67

		19,035

CONSUMER STAPLES - 1.5%
Altria Group Inc.
2.85%, 08/09/22	500	486
9.95%, 11/10/38 (l)	33	56
4.50%, 05/02/43	200	201
Anheuser-Busch InBev Finance Inc., 1.25%, 01/17/18	300	297
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	200	200
4.38%, 02/15/21	200	218
2.50%, 07/15/22	300	292
3.75%, 07/15/42	300	282
Archer-Daniels-Midland Co., 5.38%, 09/15/35	200	242
Beam Inc., 5.38%, 01/15/16	45	47
Campbell Soup Co., 4.25%, 04/15/21	300	324
Clorox Co., 3.80%, 11/15/21	250	267
Coca-Cola Co., 3.15%, 11/15/20	300	314
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/23	200	210
ConAgra Foods Inc.
7.00%, 04/15/19	235	274
3.25%, 09/15/22	300	295
CVS Caremark Corp.
5.75%, 06/01/17	151	167
4.13%, 05/15/21	400	434
Diageo Capital Plc, 4.83%, 07/15/20	100	111
Diageo Investment Corp., 8.00%, 09/15/22	100	132
General Mills Inc., 3.65%, 02/15/24	303	314
Kellogg Co.
4.45%, 05/30/16	350	368
4.00%, 12/15/20	127	136
Kimberly-Clark Corp.
7.50%, 11/01/18	250	300
1.90%, 05/22/19	200	199
Kraft Foods Group Inc.
6.13%, 08/23/18	221	253
5.00%, 06/04/42	200	220
Kroger Co.
6.40%, 08/15/17	200	224
6.15%, 01/15/20	200	231
7.50%, 04/01/31	150	203
Lorillard Tobacco Co., 8.13%, 06/23/19 (l)	250	303
Mead Johnson Nutrition Co., 4.60%, 06/01/44	200	210
Mondelez International Inc.
4.13%, 02/09/16	100	104
2.25%, 02/01/19	200	199
6.50%, 02/09/40	243	324
Pepsi Bottling Group Inc., 7.00%, 03/01/29	575	793
PepsiCo Inc., 7.90%, 11/01/18	300	365
Philip Morris International Inc.
1.13%, 08/21/17	500	498
2.90%, 11/15/21	300	304
4.38%, 11/15/41	300	310
Procter & Gamble Co.
2.30%, 02/06/22	500	496
5.55%, 03/05/37	100	129
Reynolds American Inc., 4.85%, 09/15/23	150	161
Tyson Foods Inc., 5.15%, 08/15/44 (e)	200	225
Wal-Mart Stores Inc.
2.80%, 04/15/16	400	410

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
4.13%, 02/01/19	300	327
4.25%, 04/15/21	400	442
6.20%, 04/15/38	300	402
4.88%, 07/08/40	300	347
4.30%, 04/22/44	150	164

		13,810

ENERGY - 3.1%
Anadarko Petroleum Corp., 6.45%, 09/15/36	250	300
Apache Corp.
3.63%, 02/01/21 (e)	400	404
4.75%, 04/15/43	200	188
Baker Hughes Inc., 5.13%, 09/15/40	200	219
Boardwalk Pipelines LP, 3.38%, 02/01/23	200	182
BP Capital Markets Plc
1.85%, 05/05/17 (e)	400	403
3.81%, 02/10/24	500	503
Burlington Resources Finance Co., 7.20%, 08/15/31	100	138
Cameron International Corp., 5.13%, 12/15/43	175	175
Canadian Natural Resources Ltd.
5.85%, 02/01/35	150	164
6.25%, 03/15/38	300	334
Cenovus Energy Inc.
5.70%, 10/15/19	200	220
4.45%, 09/15/42	250	216
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	43	47
6.63%, 11/01/37	200	267
Chevron Corp.
1.72%, 06/24/18	300	302
3.19%, 06/24/23	500	509
CNOOC Finance 2013 Ltd.
1.13%, 05/09/16	300	299
3.00%, 05/09/23	300	284
4.25%, 05/09/43	300	294
Conoco Funding Co., 7.25%, 10/15/31	75	105
ConocoPhillips
6.65%, 07/15/18	75	87
6.00%, 01/15/20	300	349
ConocoPhillips Holding Co., 6.95%, 04/15/29	200	266
Continental Resources Inc., 4.50%, 04/15/23	350	333
Devon Financing Corp. ULC, 7.88%, 09/30/31	100	136
Ecopetrol SA, 4.13%, 01/16/25	250	238
Enable Midstream Partners LP, 3.90%, 05/15/24 (r)	200	193
Enbridge Energy Partners LP, 7.50%, 04/15/38	200	245
Encana Corp.
3.90%, 11/15/21 (e)	400	394
6.50%, 08/15/34	100	109
Energy Transfer Partners LP
9.70%, 03/15/19	222	279
7.50%, 07/01/38	200	248
6.50%, 02/01/42	150	172
Enterprise Products Operating LLC
5.25%, 01/31/20	300	332
6.88%, 03/01/33	25	32
6.45%, 09/01/40	100	123
4.45%, 02/15/43	300	296
4.95%, 10/15/54	300	307
EOG Resources Inc.
2.50%, 02/01/16 (e)	200	204
2.63%, 03/15/23 (e)	200	192
Exxon Mobil Corp., 0.92%, 03/15/17	500	499
Halliburton Co., 7.45%, 09/15/39	250	351
Hess Corp.
7.30%, 08/15/31	35	43
5.60%, 02/15/41	400	429

	Shares/Par (t)	Value
Kerr-McGee Corp., 6.95%, 07/01/24	230	281
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	500	606
3.50%, 09/01/23 (e)	300	285
5.00%, 03/01/43	300	285
5.40%, 09/01/44	250	251
Magellan Midstream Partners LP, 4.25%, 02/01/21	300	324
Marathon Oil Corp., 5.90%, 03/15/18	300	333
Nabors Industries Inc., 6.15%, 02/15/18	300	312
Nexen Inc., 5.88%, 03/10/35	50	59
Noble Holding International Ltd., 2.50%, 03/15/17	400	383
Occidental Petroleum Corp., 2.50%, 02/01/16	400	407
ONEOK Partners LP
3.38%, 10/01/22	250	231
6.65%, 10/01/36	150	173
Pemex Project Funding Master Trust, 6.63%, 06/15/35	150	173
Petro-Canada, 7.00%, 11/15/28	75	98
Petrobras Global Finance BV
4.38%, 05/20/23 (e)	500	430
7.25%, 03/17/44	500	494
Petrobras International Finance Co.
6.13%, 10/06/16	100	100
5.88%, 03/01/18	150	146
7.88%, 03/15/19	500	526
Petroleos Mexicanos
6.00%, 03/05/20 (e)	500	561
5.50%, 01/21/21	700	758
5.50%, 06/27/44	250	255
5.50%, 06/27/44 (r)	250	255
Pioneer Natural Resources Co., 3.95%, 07/15/22	200	198
Plains All American Pipeline LP
6.50%, 05/01/18	100	113
6.70%, 05/15/36	100	124
4.30%, 01/31/43	200	188
Pride International Inc., 6.88%, 08/15/20	400	449
Rowan Cos. Inc., 4.88%, 06/01/22	200	195
Shell International Finance BV
5.20%, 03/22/17	250	271
2.00%, 11/15/18	400	403
4.38%, 03/25/20	300	329
6.38%, 12/15/38	200	269
Southern Natural Gas Co., 5.90%, 04/01/17 (e) (k) (r)	250	269
Spectra Energy Capital LLC, 8.00%, 10/01/19	250	303
Statoil ASA
3.15%, 01/23/22	200	202
3.70%, 03/01/24	200	207
3.95%, 05/15/43	300	293
Suncor Energy Inc., 6.50%, 06/15/38	300	369
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	300	288
Talisman Energy Inc., 6.25%, 02/01/38	300	305
Total Capital Canada Ltd., 2.75%, 07/15/23	300	291
Total Capital International SA
0.75%, 01/25/16	300	300
1.00%, 01/10/17	145	144
Total Capital SA, 2.30%, 03/15/16	250	255
TransCanada Pipelines Ltd.
6.50%, 08/15/18	200	227
3.80%, 10/01/20 (e)	400	411
6.20%, 10/15/37	100	118
5.00%, 10/16/43	150	157
Transocean Inc., 6.80%, 03/15/38 (e)	150	129
Valero Energy Corp., 9.38%, 03/15/19	250	312

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Weatherford International Inc., 6.35%, 06/15/17	250	267
Western Gas Partners LP, 2.60%, 08/15/18	250	251
Williams Cos. Inc., 8.75%, 03/15/32 (k)	116	135
Williams Partners LP
5.25%, 03/15/20	300	326
6.30%, 04/15/40	200	224

		27,458

FINANCIALS - 9.9%
Abbey National Treasury Services Plc, 3.05%, 08/23/18	400	414
ACE INA Holdings Inc., 2.70%, 03/13/23	500	485
AFLAC Inc., 8.50%, 05/15/19 (e)	250	312
Alexandria Real Estate Equities Inc., 4.50%, 07/30/29 (e)	250	256
American Express Co.
6.15%, 08/28/17	450	501
7.00%, 03/19/18	480	555
American Express Credit Corp., 2.25%, 08/15/19	300	300
American International Group Inc.
5.60%, 10/18/16	200	215
5.85%, 01/16/18	150	168
6.40%, 12/15/20	195	233
4.88%, 06/01/22	200	225
4.13%, 02/15/24	150	160
4.50%, 07/16/44	150	158
8.18%, 05/15/58 (i)	150	203
American Tower Corp., 3.50%, 01/31/23	500	483
Ameriprise Financial Inc., 7.52%, 06/01/66 (i)	250	267
Aon Plc, 4.45%, 05/24/43	300	299
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	150	167
Asian Development Bank
2.50%, 03/15/16	200	205
5.59%, 07/16/18	400	452
6.38%, 10/01/28	210	284
Associated Banc-Corp., 4.25%, 01/15/25	200	201
Assurant Inc., 6.75%, 02/15/34	100	123
Australia & New Zealand Banking Group Ltd.
1.25%, 01/10/17	300	300
1.25%, 06/13/17	300	299
AvalonBay Communities Inc.
3.63%, 10/01/20	200	208
2.85%, 03/15/23	200	194
AXA SA, 8.60%, 12/15/30	100	136
Bank of America Corp.
6.50%, 08/01/16	400	431
5.63%, 10/14/16	250	268
1.35%, 11/21/16	400	399
1.70%, 08/25/17	450	450
5.65%, 05/01/18	500	555
2.60%, 01/15/19	400	403
5.49%, 03/15/19	200	221
5.00%, 05/13/21	400	446
4.20%, 08/26/24	750	764
Bank of America NA, 6.00%, 10/15/36	250	313
Bank of Montreal, 2.50%, 01/11/17	500	512
Bank of New York Mellon Corp., 3.55%, 09/23/21 (a)	600	627
Bank of Nova Scotia, 1.30%, 07/21/17	500	498
Barclays Bank Plc, 5.13%, 01/08/20	500	561
BB&T Corp., 1.60%, 08/15/17	500	500
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17 (e)	300	303
4.25%, 01/15/21 (e)	300	330
4.30%, 05/15/43	200	212
BioMed Realty LP, 2.63%, 05/01/19	200	200
BlackRock Inc., 3.38%, 06/01/22	200	206

	Shares/Par (t)	Value
BNP Paribas SA
2.70%, 08/20/18	500	511
5.00%, 01/15/21	400	452
Boston Properties LP, 3.80%, 02/01/24	250	257
BPCE SA
1.61%, 07/25/17	200	200
4.00%, 04/15/24	200	209
Brandywine Operating Partnership LP, 3.95%, 02/15/23	250	252
Capital One Bank USA NA, 2.30%, 06/05/19	500	496
Capital One Financial Corp., 3.50%, 06/15/23	550	556
Caterpillar Financial Services Corp.
1.63%, 06/01/17	400	404
7.15%, 02/15/19	200	239
Charles Schwab Corp., 2.20%, 07/25/18	250	253
Cincinnati Financial Corp., 6.13%, 11/01/34	100	120
Citigroup Inc.
1.70%, 07/25/16	300	302
1.55%, 08/14/17	350	349
6.00%, 08/15/17	250	277
8.50%, 05/22/19	300	374
5.38%, 08/09/20	300	341
4.50%, 01/14/22	500	546
4.05%, 07/30/22	400	414
5.50%, 09/13/25	300	332
5.88%, 01/30/42	489	615
Citizens Bank NA, 2.45%, 12/04/19	500	497
CNA Financial Corp., 5.75%, 08/15/21	200	228
Comerica Inc., 2.13%, 05/23/19	150	149
Commonwealth Bank of Australia, 1.40%, 09/08/17	300	298
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/17	250	261
2.25%, 01/14/19	500	504
Corp. Andina de Fomento, 3.75%, 01/15/16	200	205
Council Of Europe Development Bank, 1.50%, 02/22/17	500	506
Credit Suisse, 3.63%, 09/09/24	500	509
Credit Suisse USA Inc., 5.38%, 03/02/16 (e)	500	526
DDR Corp., 4.63%, 07/15/22	300	320
Deutsche Bank AG, 6.00%, 09/01/17	500	555
Discover Bank
7.00%, 04/15/20	300	354
4.25%, 03/13/26	200	207
Duke Realty LP, 3.88%, 10/15/22	200	206
ERP Operating LP
5.75%, 06/15/17	150	165
2.38%, 07/01/19	300	299
Essex Portfolio LP, 3.88%, 05/01/24	200	204
European Bank for Reconstruction & Development
2.50%, 03/15/16	200	205
1.00%, 02/16/17	200	201
1.75%, 06/14/19 (e)	500	501
European Investment Bank
2.50%, 05/16/16	1,000	1,026
2.13%, 07/15/16	500	512
1.75%, 03/15/17	500	510
5.13%, 05/30/17	500	549
1.00%, 06/15/18	700	690
1.88%, 03/15/19 (e)	500	505
4.00%, 02/16/21	500	559
2.50%, 04/15/21	400	411
Export-Import Bank of Korea
4.00%, 01/11/17	300	314
2.38%, 08/12/19	200	200

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Federal Realty Investment Trust, 4.50%, 12/01/44	100	104
Fifth Third Bancorp, 8.25%, 03/01/38	300	451
First Republic Bank, 2.38%, 06/17/19	300	301
FMS Wertmanagement AoeR, 0.63%, 04/18/16	250	250
Ford Motor Credit Co. LLC
3.98%, 06/15/16	300	311
4.25%, 02/03/17	300	315
5.00%, 05/15/18	300	326
FS Investment Corp., 4.00%, 07/15/19	250	249
General Electric Capital Corp.
5.00%, 01/08/16	300	313
5.63%, 09/15/17	350	389
5.50%, 01/08/20	700	801
4.38%, 09/16/20	550	602
3.45%, 05/15/24	350	362
6.88%, 01/10/39	600	849
6.38%, 11/15/67 (i)	300	322
Goldman Sachs Group Inc.
5.75%, 10/01/16	250	268
6.25%, 09/01/17	500	556
5.95%, 01/18/18	300	333
6.15%, 04/01/18	300	337
2.55%, 10/23/19	250	249
5.38%, 03/15/20	400	448
5.25%, 07/27/21	500	564
6.75%, 10/01/37	650	817
6.25%, 02/01/41	400	506
Hartford Financial Services Group Inc.
5.38%, 03/15/17	200	216
6.10%, 10/01/41	75	94
HCP Inc.
6.00%, 01/30/17	150	164
5.38%, 02/01/21	300	335
Health Care REIT Inc., 6.13%, 04/15/20 (e)	400	460
Hospitality Properties Trust, 5.63%, 03/15/17	250	268
HSBC Finance Corp., 6.68%, 01/15/21	300	356
HSBC Holdings Plc
5.10%, 04/05/21	250	283
4.25%, 03/14/24	150	156
7.63%, 05/17/32	650	894
6.10%, 01/14/42	300	401
HSBC USA Inc., 1.50%, 11/13/17 (e)	250	250
Inter-American Development Bank
1.13%, 03/15/17	1,000	1,006
1.25%, 01/16/18	300	300
3.88%, 02/14/20	700	771
4.38%, 01/24/44	100	123
IntercontinentalExchange Group Inc., 4.00%, 10/15/23	300	316
International Bank for Reconstruction & Development
2.13%, 03/15/16	500	510
0.50%, 05/16/16	700	699
0.75%, 12/15/16	250	250
1.38%, 04/10/18	750	755
1.88%, 10/07/19	300	303
7.63%, 01/19/23	300	419
International Finance Corp., 2.13%, 11/17/17	500	512
Intesa Sanpaolo SpA, 3.13%, 01/15/16	400	406
Jefferies Group Inc., 5.13%, 04/13/18	250	264
John Deere Capital Corp.
2.25%, 06/07/16	400	409
1.20%, 10/10/17 (e)	250	249
JPMorgan Chase & Co.
1.35%, 02/15/17	500	500
6.00%, 01/15/18	750	839
6.30%, 04/23/19	500	581

	Shares/Par (t)	Value
4.40%, 07/22/20	600	650
3.20%, 01/25/23	500	500
3.63%, 05/13/24	250	256
5.60%, 07/15/41	500	605
JPMorgan Chase Bank NA, 6.00%, 10/01/17	500	555
KeyCorp, 2.30%, 12/13/18	400	401
Korea Development Bank, 3.25%, 03/09/16	500	512
Korea Finance Corp., 2.88%, 08/22/18	250	256
Kreditanstalt fuer Wiederaufbau
0.50%, 07/15/16	500	499
4.88%, 01/17/17	700	757
1.25%, 02/15/17	1,000	1,009
1.75%, 10/15/19	300	300
2.75%, 09/08/20	500	522
2.63%, 01/25/22	700	724
2.50%, 11/20/24	300	304
0.00%, 06/29/37 (j)	300	155
Landwirtschaftliche Rentenbank
2.50%, 02/15/16	200	205
5.13%, 02/01/17	500	544
Lincoln National Corp., 4.00%, 09/01/23	500	519
Lloyds Bank Plc, 6.38%, 01/21/21	200	240
Markel Corp., 5.00%, 03/30/43	150	159
Marsh & McLennan Cos. Inc., 2.35%, 09/10/19	250	250
Merrill Lynch & Co. Inc.
6.05%, 05/16/16	250	265
6.88%, 04/25/18	550	632
MetLife Inc.
7.72%, 02/15/19	500	606
3.60%, 04/10/24	250	257
5.70%, 06/15/35	100	125
6.40%, 12/15/36 (i)	100	112
Mid-America Apartments LP, 4.30%, 10/15/23	200	210
Moody’s Corp., 2.75%, 07/15/19	350	353
Morgan Stanley
1.75%, 02/25/16	300	302
5.75%, 10/18/16	410	440
6.63%, 04/01/18	500	570
5.75%, 01/25/21	400	459
3.75%, 02/25/23	300	308
6.38%, 07/24/42	300	398
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	200	261
Nomura Holdings Inc, 6.70%, 03/04/20 (e)	400	473
Northern Trust Corp., 3.95%, 10/30/25	250	260
Omega Healthcare Investors Inc., 4.95%, 04/01/24	250	260
PartnerRe Finance B LLC, 5.50%, 06/01/20	90	101
PNC Bank NA, 4.20%, 11/01/25	300	317
PNC Funding Corp., 6.70%, 06/10/19	500	592
Progressive Corp., 4.35%, 04/25/44	200	217
Prudential Financial Inc.
5.75%, 07/15/33	150	183
4.60%, 05/15/44	150	158
Realty Income Corp., 4.13%, 10/15/26	250	255
Royal Bank of Canada
2.88%, 04/19/16	200	205
1.25%, 06/16/17	300	299
2.15%, 03/15/19	250	251
Royal Bank of Scotland Plc
6.40%, 10/21/19	200	232
6.13%, 01/11/21	300	354
Simon Property Group LP
3.38%, 03/15/22	400	412
6.75%, 02/01/40	100	139
State Street Corp., 3.10%, 05/15/23	500	493
Sumitomo Mitsui Banking Corp., 3.40%, 07/11/24	500	509

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
SunTrust Bank, 1.35%, 02/15/17	500	500
Svensk Exportkredit AB, 1.88%, 06/17/19	250	251
Svenska Handelsbanken AB, 2.25%, 06/17/19	300	302
Synchrony Financial, 4.25%, 08/15/24	250	257
Toyota Motor Credit Corp., 4.25%, 01/11/21	400	439
Travelers Property Casualty Corp., 6.38%, 03/15/33	200	267
Trinity Acquisition Plc, 4.63%, 08/15/23	350	363
U.S. Bancorp
4.13%, 05/24/21	400	437
2.95%, 07/15/22	400	394
U.S. Bank NA, 1.10%, 01/30/17	200	200
UBS AG
5.88%, 07/15/16	250	268
5.88%, 12/20/17	146	163
4.88%, 08/04/20	391	435
Union Bank NA, 5.95%, 05/11/16	500	530
Ventas Realty LP, 4.00%, 04/30/19	250	265
Wachovia Bank NA, 6.00%, 11/15/17	250	280
Wells Fargo & Co.
1.25%, 07/20/16	690	692
1.50%, 01/16/18	500	497
4.60%, 04/01/21	500	556
3.50%, 03/08/22	500	522
4.10%, 06/03/26	200	204
5.38%, 11/02/43	250	284
Westpac Banking Corp.
1.20%, 05/19/17	250	249
1.50%, 12/01/17	200	200
4.88%, 11/19/19	400	446
Weyerhaeuser Co., 7.38%, 03/15/32	200	266

		88,986

HEALTH CARE - 2.3%
Abbott Laboratories, 5.13%, 04/01/19	250	280
AbbVie Inc.
2.00%, 11/06/18	400	399
2.90%, 11/06/22	400	394
Actavis Funding SCS, 2.45%, 06/15/19	300	295
Aetna Inc.
1.50%, 11/15/17	200	198
3.50%, 11/15/24	200	203
6.63%, 06/15/36	150	200
4.13%, 11/15/42	200	201
Agilent Technologies Inc., 5.00%, 07/15/20	200	218
AmerisourceBergen Corp., 1.15%, 05/15/17	250	248
Amgen Inc.
1.25%, 05/22/17	250	248
5.85%, 06/01/17	300	330
3.63%, 05/22/24	250	254
5.15%, 11/15/41	400	451
AstraZeneca Plc
5.90%, 09/15/17	250	280
6.45%, 09/15/37	250	337
Baxter International Inc.
4.25%, 03/15/20	200	215
4.50%, 06/15/43	250	268
Becton Dickinson and Co.
1.80%, 12/15/17	350	351
3.25%, 11/12/20	100	102
Bristol-Myers Squibb Co.
2.00%, 08/01/22	300	285
5.88%, 11/15/36	67	86
Cardinal Health Inc., 1.70%, 03/15/18	400	397
Celgene Corp.
3.95%, 10/15/20	300	317
4.63%, 05/15/44	250	259
Cigna Corp., 4.00%, 02/15/22	500	527

	Shares/Par (t)	Value
Covidien International Finance SA, 6.00%, 10/15/17	300	336
Dignity Health, 3.81%, 11/01/24	300	309
Eli Lilly & Co.
5.20%, 03/15/17	100	109
5.55%, 03/15/37	100	121
Express Scripts Holding Co., 3.50%, 06/15/24	300	299
Gilead Sciences Inc.
4.40%, 12/01/21	200	221
4.80%, 04/01/44	400	444
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	200	225
2.80%, 03/18/23	500	494
Howard Hughes Medical Institute, 3.50%, 09/01/23	250	261
Humana Inc., 4.95%, 10/01/44	200	213
Johnson & Johnson
5.95%, 08/15/37	250	339
4.50%, 12/05/43	100	115
Laboratory Corp. of America Holdings, 2.20%, 08/23/17	250	252
McKesson Corp.
5.70%, 03/01/17	100	109
2.85%, 03/15/23	500	478
Medco Health Solutions Inc., 7.13%, 03/15/18 (l)	200	231
Medtronic Inc.
4.45%, 03/15/20	400	439
4.38%, 03/15/35 (r)	500	530
4.63%, 03/15/45 (r)	350	379
Merck & Co. Inc.
2.40%, 09/15/22	400	390
3.60%, 09/15/42	200	193
Mylan Inc., 4.20%, 11/29/23	400	415
Novartis Capital Corp., 4.40%, 05/06/44	200	224
Novartis Securities Investment Ltd., 5.13%, 02/10/19	500	561
Pfizer Inc.
6.20%, 03/15/19	500	582
4.40%, 05/15/44	250	272
Pharmacia Corp., 6.60%, 12/01/28 (k)	50	66
Quest Diagnostic Inc., 4.70%, 04/01/21	200	217
Sanofi SA, 2.63%, 03/29/16	500	512
St. Jude Medical Inc., 4.75%, 04/15/43	200	212
Stryker Corp., 4.10%, 04/01/43	200	201
Teva Pharmaceutical Finance LLC
2.25%, 03/18/20	200	196
6.15%, 02/01/36	150	186
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	300	307
5.30%, 02/01/44	200	230
UnitedHealth Group Inc.
5.38%, 03/15/16	250	264
6.00%, 02/15/18	150	169
4.70%, 02/15/21	400	450
5.80%, 03/15/36	150	186
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	200	201
3.80%, 11/18/24	200	204
4.50%, 11/18/34	200	208
WellPoint Inc.
3.30%, 01/15/23	300	300
4.65%, 01/15/43	200	208
Wyeth LLC, 5.95%, 04/01/37	250	321
Zoetis Inc., 1.88%, 02/01/18	300	297

		20,819

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
INDUSTRIALS - 1.5%
3M Co.
2.00%, 06/26/22	250	242
5.70%, 03/15/37	150	195
Air Lease Corp, 3.38%, 01/15/19 (e)	400	405
Boeing Co., 4.88%, 02/15/20	500	564
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	500	503
6.15%, 05/01/37	100	132
5.75%, 05/01/40	400	494
Canadian National Railway Co., 5.55%, 03/01/19	200	227
Caterpillar Inc.
3.90%, 05/27/21	300	325
4.30%, 05/15/44	300	320
CSX Corp.
7.38%, 02/01/19 (e)	300	359
3.70%, 11/01/23	200	210
Dover Corp., 5.38%, 03/01/41	150	187
Eaton Corp.
1.50%, 11/02/17	300	298
4.15%, 11/02/42	100	99
Emerson Electric Co., 2.63%, 02/15/23	360	355
FedEx Corp., 3.88%, 08/01/42	200	193
GATX Corp., 4.75%, 06/15/22	350	385
General Electric Co.
5.25%, 12/06/17	600	666
2.70%, 10/09/22	250	250
Honeywell International Inc., 5.38%, 03/01/41	300	375
Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 08/15/18	200	232
Koninklijke Philips Electronics NV, 5.75%, 03/11/18	350	389
L-3 Communications Corp., 4.95%, 02/15/21	500	544
Lockheed Martin Corp., 4.07%, 12/15/42	243	245
Massachusetts Institute of Technology, 4.68%, 07/01/14	250	289
Norfolk Southern Corp.
5.90%, 06/15/19	300	344
2.90%, 02/15/23	79	78
3.85%, 01/15/24	200	210
4.84%, 10/01/41	224	249
Northrop Grumman Systems Corp., 5.05%, 08/01/19	210	233
Pitney Bowes Inc., 5.75%, 09/15/17	76	83
Precision Castparts Corp., 2.50%, 01/15/23	300	289
Raytheon Co., 3.13%, 10/15/20	500	516
Republic Services Inc., 6.20%, 03/01/40	300	388
Roper Industries Inc., 1.85%, 11/15/17	300	300
Union Pacific Corp., 4.82%, 02/01/44	332	379
United Parcel Service Inc., 6.20%, 01/15/38	350	466
United Technologies Corp.
1.80%, 06/01/17	300	304
6.70%, 08/01/28	50	67
5.70%, 04/15/40	500	627
Waste Management Inc.
6.10%, 03/15/18	200	226
2.90%, 09/15/22	200	198
		13,440

INFORMATION TECHNOLOGY - 1.4%
Alibaba Group Holding Ltd., 4.50%, 11/28/34 (r)	300	308
Apple Inc.
1.05%, 05/05/17 (e)	250	251
2.85%, 05/06/21	300	307
2.40%, 05/03/23	650	632

	Shares/Par (t)	Value
3.45%, 05/06/24	400	419
Baidu Inc., 2.75%, 06/09/19	400	398
CA Inc., 4.50%, 08/15/23	400	419
Cisco Systems Inc.
5.50%, 02/22/16	250	264
4.45%, 01/15/20	300	330
5.90%, 02/15/39	250	315
Computer Sciences Corp., 4.45%, 09/15/22	300	307
eBay Inc., 1.35%, 07/15/17	200	198
EMC Corp., 1.88%, 06/01/18	500	498
Fidelity National Information Services Inc., 3.50%, 04/15/23	200	199
Harris Corp., 4.40%, 12/15/20	250	267
Hewlett-Packard Co.
3.00%, 09/15/16	500	514
4.30%, 06/01/21	200	211
4.05%, 09/15/22	300	305
Intel Corp.
2.70%, 12/15/22	200	199
4.25%, 12/15/42	400	412
International Business Machines Corp.
5.70%, 09/14/17	600	669
1.63%, 05/15/20	300	289
7.00%, 10/30/25	200	264
4.00%, 06/20/42	200	199
Jabil Circuit Inc., 4.70%, 09/15/22	300	299
Keysight Technologies Inc., 4.55%, 10/30/24 (r)	300	300
MasterCard Inc., 2.00%, 04/01/19	300	298
Microsoft Corp.
0.88%, 11/15/17	500	495
3.00%, 10/01/20	300	313
5.30%, 02/08/41	200	245
Oracle Corp.
5.75%, 04/15/18	350	396
3.88%, 07/15/20	300	322
3.63%, 07/15/23	400	420
4.50%, 07/08/44 (e)	200	217
Texas Instruments Inc., 1.65%, 08/03/19	200	195
Western Union Co., 5.25%, 04/01/20	200	219
Xerox Corp., 6.35%, 05/15/18	500	565

		12,458

MATERIALS - 1.2%
Airgas Inc., 2.38%, 02/15/20	250	246
Albemarle Corp., 5.45%, 12/01/44	150	161
Barrick Gold Corp.
6.95%, 04/01/19	350	399
5.95%, 10/15/39	300	287
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	500	504
5.40%, 03/29/17	200	218
4.13%, 02/24/42	250	244
CF Industries Inc
3.45%, 06/01/23	250	244
4.95%, 06/01/43	250	251
CRH America Inc., 6.00%, 09/30/16	250	269
Dow Chemical Co.
8.55%, 05/15/19 (l)	197	245
5.25%, 11/15/41	200	216
4.63%, 10/01/44	250	253
E.I. du Pont de Nemours & Co.
4.25%, 04/01/21	300	328
2.80%, 02/15/23	200	197
4.90%, 01/15/41	150	164
Eastman Chemical Co.
3.80%, 03/15/25 (e)	250	254
4.65%, 10/15/44	200	205
Ecolab Inc., 5.50%, 12/08/41	150	181

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Freeport-McMoRan Copper & Gold Inc.
3.55%, 03/01/22	500	473
5.45%, 03/15/43	300	284
Goldcorp Inc., 3.63%, 06/09/21	300	300
LyondellBasell Industries NV, 5.00%, 04/15/19	250	273
MeadWestvaco Corp., 7.38%, 09/01/19	250	295
Methanex Corp., 3.25%, 12/15/19	200	198
Newmont Mining Corp.
3.50%, 03/15/22 (e)	500	470
5.88%, 04/01/35	50	49
Nucor Corp., 6.40%, 12/01/37	300	371
Packaging Corp. of America, 4.50%, 11/01/23	200	209
Plum Creek Timberlands LP, 4.70%, 03/15/21	200	217
Praxair Inc., 2.20%, 08/15/22	300	287
Rio Tinto Finance USA Plc
2.00%, 03/22/17 (e)	300	304
3.50%, 03/22/22	500	500
RPM International Inc., 6.13%, 10/15/19	200	227
Sigma-Aldrich Corp., 3.38%, 11/01/20	230	238
Southern Copper Corp., 7.50%, 07/27/35	150	169
Teck Resources Ltd., 4.50%, 01/15/21	250	244
Vale Overseas Ltd.
6.25%, 01/11/16	100	104
6.25%, 01/23/17	150	160
6.88%, 11/21/36	400	422

		10,660

TELECOMMUNICATION SERVICES - 1.3%
America Movil SAB de CV
2.38%, 09/08/16	500	507
6.38%, 03/01/35 (e)	200	246
4.38%, 07/16/42	200	192
AT&T Inc.
2.40%, 08/15/16	600	612
2.30%, 03/11/19 (e)	500	499
6.50%, 09/01/37	500	618
4.35%, 06/15/45	500	471
British Telecommunications Plc, 9.63%, 12/15/30 (l)	250	392
Deutsche Telekom International Finance BV
5.75%, 03/23/16	250	264
8.75%, 06/15/30 (l)	300	443
Embarq Corp., 8.00%, 06/01/36	200	223
France Telecom SA, 5.38%, 01/13/42	100	114
GTE Corp.
6.84%, 04/15/18	250	288
6.94%, 04/15/28	50	63
Orange SA, 2.75%, 02/06/19	250	255
Pacific Bell Telephone Co., 7.13%, 03/15/26	500	637
Qwest Corp., 7.25%, 09/15/25	110	131
Rogers Communications Inc., 6.80%, 08/15/18	500	577
Telefonica Emisiones SAU, 5.13%, 04/27/20	350	387
Telefonica Europe BV, 8.25%, 09/15/30	200	278
Verizon Communications Inc.
4.50%, 09/15/20	100	109
3.45%, 03/15/21	500	511
2.45%, 11/01/22	500	472
5.15%, 09/15/23	250	276
6.40%, 09/15/33	350	431
6.90%, 04/15/38	300	393
6.00%, 04/01/41	600	707
6.55%, 09/15/43	600	769
Verizon Florida LLC, 6.86%, 02/01/28	200	241
Vodafone Group Plc
1.50%, 02/19/18	400	393
7.88%, 02/15/30	200	277

		11,776

	Shares/Par (t)	Value
UTILITIES - 1.9%
Alabama Power Co., 6.00%, 03/01/39	250	329
Ameren Illinois Co., 3.25%, 03/01/25	250	254
Appalachian Power Co., 6.70%, 08/15/37	200	267
Arizona Public Service Co.
3.35%, 06/15/24	100	103
4.50%, 04/01/42 (e)	100	106
Atmos Energy Corp., 4.13%, 10/15/44	300	311
Cleveland Electric Illuminating Co., 5.95%, 12/15/36	250	291
Connecticut Light & Power Co., 5.50%, 02/01/19	360	408
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39	300	360
5.70%, 06/15/40	100	127
Consumers Energy Co., 3.13%, 08/31/24	250	251
Detroit Edison Co., 5.60%, 06/15/18	250	283
Dominion Gas Holdings LLC, 3.55%, 11/01/23	200	204
Dominion Resources Inc.
2.50%, 12/01/19	200	201
4.45%, 03/15/21	200	217
7.00%, 06/15/38	200	269
DTE Electric Co., 3.38%, 03/01/25	200	205
Duke Energy Carolinas LLC
7.00%, 11/15/18	100	119
5.30%, 02/15/40	300	372
Duke Energy Indiana Inc., 6.12%, 10/15/35	250	322
Entergy Arkansas Inc., 3.75%, 02/15/21	400	425
Exelon Generation Co. LLC, 6.20%, 10/01/17	200	222
First Energy Solutions Corp., 6.80%, 08/15/39	200	215
Florida Power & Light Co.
5.63%, 04/01/34	100	124
5.13%, 06/01/41	200	244
Florida Power Corp., 4.55%, 04/01/20	300	330
Georgia Power Co.
3.00%, 04/15/16	250	257
4.25%, 12/01/19	300	329
Great Plains Energy Inc., 4.85%, 06/01/21 (e)	250	274
Hydro Quebec
7.50%, 04/01/16	100	108
9.40%, 02/01/21	250	341
Iberdrola International BV, 6.75%, 07/15/36	150	191
Interstate Power & Light Co., 3.25%, 12/01/24	300	305
Kentucky Utilities Co., 5.13%, 11/01/40	300	360
LG&E and KU Energy LLC, 3.75%, 11/15/20	300	313
MidAmerican Energy Co.
3.50%, 10/15/24	200	207
6.75%, 12/30/31	50	70
National Grid Plc, 6.30%, 08/01/16	150	162
NextEra Energy Capital Holdings Inc.
6.00%, 03/01/19	100	114
2.40%, 09/15/19	300	300
NiSource Finance Corp.
4.45%, 12/01/21	100	108
5.95%, 06/15/41	250	312
Northern States Power Co., 5.25%, 03/01/18	350	387
NorthWestern Corp., 4.18%, 11/15/44	150	159
Ohio Power Co., 6.00%, 06/01/16	500	534
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	150	190
5.25%, 09/30/40	200	244
Pacific Gas & Electric Co.
6.05%, 03/01/34	200	255
4.45%, 04/15/42	400	422
PacifiCorp
2.95%, 06/01/23	300	299
6.25%, 10/15/37	200	271

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PECO Energy Co., 4.15%, 10/01/44	250	266
Piedmont Natural Gas Co. Inc., 4.10%, 09/18/34	250	268
Progress Energy Inc., 7.75%, 03/01/31	300	434
PSEG Power LLC
2.75%, 09/15/16	250	256
8.63%, 04/15/31	75	110
Public Service Electric & Gas Co., 5.50%, 03/01/40	200	258
Puget Sound Energy Inc., 5.76%, 10/01/39	200	260
San Diego Gas & Electric Co., 5.35%, 05/15/40	200	248
Sempra Energy, 9.80%, 02/15/19	300	385
South Carolina Electric & Gas Co., 4.50%, 06/01/64	100	108
Southern California Edison Co.
6.00%, 01/15/34	75	97
4.05%, 03/15/42	200	208
Southern California Gas Co., 4.45%, 03/15/44	150	168
Teco Finance Inc., 5.15%, 03/15/20	200	223
Union Electric Co., 6.40%, 06/15/17	100	111
Virginia Electric and Power Co.
5.95%, 09/15/17	250	279
4.45%, 02/15/44	100	109
Wisconsin Power & Light Co., 4.10%, 10/15/44	150	155

		17,014

Total Corporate Bonds and Notes (cost $224,815)		235,456

GOVERNMENT AND AGENCY OBLIGATIONS - 71.8%

GOVERNMENT SECURITIES - 41.1%

Federal Farm Credit Bank - 0.0% (w)
Federal Farm Credit Bank, 0.54%, 11/07/16	450	449

Federal Home Loan Bank - 0.7% (w)
Federal Home Loan Bank
0.37%, 02/01/16	1,000	1,000
5.38%, 05/18/16	500	533
4.75%, 12/16/16	300	325
4.88%, 05/17/17	900	984
1.00%, 06/21/17	800	801
5.00%, 11/17/17	355	395
1.25%, 02/28/18	515	514
2.00%, 09/14/18	500	511
1.63%, 06/14/19	250	249
4.13%, 03/13/20	450	501
5.50%, 07/15/36	400	549

		6,362

Federal Home Loan Mortgage Corp. - 1.1% (w)
Federal Home Loan Mortgage Corp.
4.75%, 01/19/16	206	216
0.50%, 01/28/16	300	300
5.25%, 04/18/16	100	106
0.75%, 10/05/16	500	500
5.13%, 10/18/16 - 11/17/17	1,420	1,560
1.00%, 03/08/17	1,000	1,003
1.25%, 05/12/17	250	252
5.50%, 08/23/17	350	391
1.03%, 11/28/17	500	497
0.88%, 03/07/18	800	791
1.20%, 06/12/18	350	346
3.75%, 03/27/19	480	522
1.25%, 08/01/19 (e)	250	245
1.40%, 08/22/19	500	493
1.38%, 05/01/20 (e)	800	780
2.38%, 01/13/22	500	505
3.06%, 06/14/28	120	116
6.75%, 09/15/29 - 03/15/31	180	269

	Shares/Par (t)	Value
6.25%, 07/15/32	600	877
		9,769

Federal National Mortgage Association - 1.2% (w)
Federal National Mortgage Association
5.00%, 03/15/16	400	422
1.25%, 01/30/17 (e)	1,000	1,009
0.00%, 06/01/17 (j)	85	83
0.95%, 08/23/17	1,000	994
1.07%, 09/27/17	750	745
1.00%, 12/28/17 - 04/30/18	2,335	2,310
1.13%, 03/28/18	415	411
0.88%, 05/21/18	1,000	983
1.75%, 09/12/19	700	700
1.55%, 10/29/19	250	247
7.25%, 05/15/30	540	840
6.63%, 11/15/30	631	937
6.00%, 04/18/36	300	320
Principal Only, 0.00%, 10/09/19 (j)	680	611

		10,612

Municipals - 1.0%
American Municipal Power-Ohio Inc., 7.50%, 02/15/50	200	297
Bay Area Toll Authority, 6.26%, 04/01/49	200	282
Chicago Transit Authority, 6.90%, 12/01/40	200	253
City of Houston TX Utility System Revenue, 3.83%, 05/15/28	250	268
City of New York, 5.97%, 03/01/36	200	254
City of San Francisco Public Utilities Commission, 6.00%, 11/01/40	200	257
Commonwealth of Massachusetts, Ad Valorem Property Tax, 4.91%, 05/01/29	300	346
Cook County, Illinois, 6.23%, 11/15/34	100	109
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	200	269
Dallas County Hospital District, 5.62%, 08/15/44	300	386
Dallas Independent School District, 6.45%, 02/15/35	300	359
Florida Hurricane Catastrophe Fund Finance Corp., 2.11%, 07/01/18	400	403
Los Angeles Department of Water & Power, 5.72%, 07/01/39	245	310
Los Angeles Unified School District, Ad Valorem Property Tax, 5.76%, 07/01/29	200	247
Metropolitan Transportation Authority, 6.65%, 11/15/39	290	393
Municipal Electric Authority of Georgia, 7.06%, 04/01/57	200	244
New Jersey Economic Development Authority (insured by National Public Finance Guarantee Corp.), 7.43%, 02/15/29	200	255
New Jersey State Turnpike Authority, 7.10%, 01/01/41	250	363
New Jersey State Turnpike Authority (insured by AMBAC Financial Group Corp.), 4.25%, 01/01/16	5	5
New York City Municipal Water Finance Authority, 6.01%, 06/15/42	235	319
Ohio State University, College & University Revenue, 4.91%, 06/01/40	200	241
Port Authority of New York & New Jersey, GO, 6.04%, 12/01/29	200	253
State of California
5.75%, 03/01/17	250	275
7.60%, 11/01/40	400	624
State of Connecticut, 5.09%, 10/01/30	250	285
State of Georgia, 4.50%, 11/01/25	300	337

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
State of Illinois, 5.10%, 06/01/33	300	298
State of Illinois, Transit Improvements, 7.35%, 07/01/35	400	470
State of Texas, 5.52%, 04/01/39	200	264
University of California, 1.80%, 07/01/19	250	248

		8,914

Sovereign - 2.5%
African Development Bank
1.25%, 09/02/16	250	252
0.75%, 10/18/16	130	130
Asian Development Bank, 1.13%, 03/15/17	500	503
Brazil Government International Bond
6.00%, 01/17/17 (e)	300	323
8.88%, 04/15/24 (e)	200	269
10.13%, 05/15/27	535	819
Chile Government International Bond, 3.88%, 08/05/20 (e)	300	322
Colombia Government International Bond
8.13%, 05/21/24	400	531
7.38%, 09/18/37 (e)	400	539
Export Development Canada, 1.75%, 08/19/19	500	501
Federal Republic of Brazil, 12.25%, 03/06/30	220	403
International Finance Corp., 0.50%, 05/16/16	500	499
Israel Government AID Bond, 5.50%, 04/26/24	142	176
Israel Government International Bond, 4.00%, 06/30/22 (e)	500	542
Italy Government International Bond
6.88%, 09/27/23	450	568
5.38%, 06/15/33	200	239
Japan Bank for International Cooperation, 1.13%, 07/19/17	500	499
Japan Finance Corp., 2.50%, 05/18/16	500	512
Japan Finance Organization for Municipalities, 4.00%, 01/13/21 (e)	300	331
Kreditanstalt fuer Wiederaufbau, 0.50%, 04/19/16	600	600
Mexico Government International Bond
5.63%, 01/15/17	500	542
3.50%, 01/21/21	750	766
8.30%, 08/15/31	300	451
4.75%, 03/08/44	556	580
Nordic Investment Bank, 5.00%, 02/01/17 (e)	300	325
Oesterreichische Kontrollbank AG, 4.88%, 02/16/16	200	209
Panama Government International Bond
5.20%, 01/30/20	200	221
6.70%, 01/26/36	400	517
Peru Government International Bond
8.38%, 05/03/16	500	549
6.55%, 03/14/37 (e)	250	324
Philippine Government International Bond
6.50%, 01/20/20 (e)	400	480
9.50%, 02/02/30	400	649
Poland Government International Bond, 5.00%, 03/23/22	500	560
Province of British Columbia, Canada
1.20%, 04/25/17	300	301
6.50%, 01/15/26	70	94
Province of Manitoba, Canada, 3.05%, 05/14/24	350	363
Province of Nova Scotia, Canada, 8.75%, 04/01/22	250	341
Province of Ontario, Canada
4.95%, 11/28/16	300	323
3.15%, 12/15/17 (e)	300	315
1.20%, 02/14/18	500	496
3.20%, 05/16/24	300	313

	Shares/Par (t)	Value
Province of Quebec, Canada
7.50%, 07/15/23	100	135
7.13%, 02/09/24	250	332
2.88%, 10/16/24	300	303
Republic of Korea, 5.63%, 11/03/25	250	311
South Africa Government International Bond
5.50%, 03/09/20	200	219
4.67%, 01/17/24 (e)	200	207
5.38%, 07/24/44	250	264
Svensk Exportkredit AB, 5.13%, 03/01/17	200	218
Tennessee Valley Authority
5.50%, 07/18/17	250	278
5.38%, 04/01/56	300	394
Turkey Government International Bond
7.00%, 09/26/16	300	325
3.25%, 03/23/23 (e)	900	854
8.00%, 02/14/34	400	548
4.88%, 04/16/43	300	299
6.63%, 02/17/45	200	245
Uruguay Government International Bond, 4.13%, 11/20/45 (e)	200	179

		22,388

U.S. Treasury Securities - 34.6%
U.S. Treasury Bond
9.25%, 02/15/16	567	623
7.25%, 05/15/16	1,014	1,107
7.50%, 11/15/16	520	586
8.75%, 05/15/17	634	751
8.88%, 08/15/17	900	1,084
7.88%, 02/15/21	806	1,088
8.13%, 08/15/21	800	1,111
8.00%, 11/15/21	610	848
6.88%, 08/15/25	1,030	1,488
6.00%, 02/15/26	620	850
6.63%, 02/15/27	395	576
5.25%, 02/15/29	1,150	1,547
6.25%, 05/15/30	90	135
5.38%, 02/15/31	1,174	1,637
4.50%, 02/15/36 (g)	1,626	2,171
4.75%, 02/15/37 - 02/15/41	2,805	3,901
4.50%, 08/15/39	404	539
4.38%, 11/15/39 - 05/15/41	3,335	4,391
4.63%, 02/15/40	109	148
3.88%, 08/15/40	29	35
4.25%, 11/15/40	834	1,080
3.75%, 08/15/41 - 11/15/43	4,523	5,448
3.13%, 02/15/42 - 02/15/43	2,569	2,763
3.00%, 05/15/42	375	394
2.75%, 08/15/42 - 11/15/42	2,538	2,539
2.88%, 05/15/43	2,000	2,047
3.63%, 08/15/43 - 02/15/44	4,090	4,814
3.38%, 05/15/44	3,150	3,549
3.13%, 08/15/44 (e)	1,730	1,862
3.00%, 11/15/44 (g)	1,300	1,366
U.S. Treasury Note
0.38%, 01/15/16 - 10/31/16	11,810	11,806
2.00%, 01/31/16 - 02/15/23	15,777	15,857
4.50%, 02/15/16	1,263	1,321
2.13%, 02/29/16 - 09/30/21	8,965	9,101
2.63%, 02/29/16 - 11/15/20	6,673	6,931
2.25%, 03/31/16 - 07/31/21	5,145	5,266
2.38%, 03/31/16 - 06/30/18	1,973	2,041
0.25%, 04/15/16 - 05/15/16	3,500	3,494
5.13%, 05/15/16	239	254
1.75%, 05/31/16 - 05/15/23	5,220	5,159
0.50%, 06/15/16 - 09/30/16	6,280	6,278
1.50%, 06/30/16 - 11/30/19	20,775	20,847
3.25%, 06/30/16 - 03/31/17	5,881	6,160

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
0.63%, 07/15/16 - 04/30/18	18,300	18,168
4.88%, 08/15/16	717	767
1.00%, 08/31/16 - 11/30/19	12,441	12,436
3.00%, 08/31/16 - 09/30/16	1,603	1,669
0.88%, 09/15/16 - 01/31/18	19,184	19,188
3.13%, 10/31/16 - 05/15/21	5,343	5,642
4.63%, 11/15/16 - 02/15/17	3,211	3,458
2.75%, 11/30/16 - 02/15/24	5,074	5,328
0.63%, 12/31/16 (g)	1,370	1,369
0.75%, 01/15/17 - 03/31/18	5,850	5,789
2.50%, 06/30/17 - 05/15/24	6,489	6,694
0.50%, 07/31/17 (e)	1,760	1,740
1.88%, 08/31/17 - 11/30/21	4,463	4,551
0.88%, 11/15/17 (e)	1,500	1,492
4.25%, 11/15/17	1,452	1,582
1.00%, 12/15/17 (g)	1,300	1,297
2.75%, 12/31/17 (e)	1,990	2,085
3.50%, 02/15/18 - 05/15/20	3,520	3,809
2.88%, 03/31/18	1,624	1,708
3.88%, 05/15/18	600	652
1.38%, 06/30/18 - 05/31/20	10,514	10,469
4.00%, 08/15/18	270	296
1.25%, 10/31/18 - 10/31/19	5,687	5,636
3.75%, 11/15/18	1,500	1,634
1.38%, 11/30/18 (g)	2,000	1,995
1.50%, 03/31/19 (e)	2,050	2,049
1.63%, 03/31/19 - 11/15/22	14,458	14,321
3.63%, 08/15/19 - 02/15/21	8,315	9,116
3.38%, 11/15/19	850	921
1.63%, 12/31/19 (g)	1,775	1,772
1.13%, 03/31/20	1,460	1,418
1.75%, 10/31/20 - 05/15/22 (g)	4,000	3,956
2.38%, 12/31/20 - 08/15/24 (g)	4,570	4,669
2.13%, 08/15/21 - 12/31/21 (g)	4,260	4,306
2.25%, 11/15/24 (g)	3,855	3,881

		310,856

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 30.7%

Federal Home Loan Mortgage Corp. - 8.5%
Federal Home Loan Mortgage Corp.
7.00%, 08/01/15 - 11/01/16	8	8
2.00%, 08/25/16, TBA (g)	1,700	1,738
4.50%, 01/01/18 - 04/01/44	8,695	9,458
5.00%, 05/01/18 - 07/01/41	5,146	5,673
4.00%, 04/01/19 - 02/01/44	11,636	12,428
3.50%, 10/01/25 - 08/01/44	12,669	13,229
3.00%, 01/01/27 - 10/01/43	14,224	14,517
2.50%, 08/01/27 - 01/01/43	4,787	4,871
6.50%, 07/01/28 - 03/01/39	541	624
2.00%, 01/01/29	688	687
6.00%, 02/01/29 - 05/01/40	1,771	2,011
5.50%, 10/01/32 - 02/01/40	2,976	3,341
6.21%, 01/01/37 (i)	17	18
3.50%, 01/15/45 - 02/15/45, TBA (g)	1,400	1,453
4.00%, 01/15/45 - 02/15/45, TBA (g)	2,200	2,343
REMIC, 2.08%, 12/25/19	380	386
REMIC, 4.19%, 12/25/20 (i)	600	661
REMIC, 3.87%, 04/25/21	1,000	1,088
REMIC, 2.87%, 12/25/21	360	371
REMIC, 3.02%, 02/25/23	281	293
REMIC, 3.31%, 05/25/23 (i)	550	578
REMIC, 3.06%, 07/25/23 (i)	500	516

		76,292

Federal National Mortgage Association - 13.7%
Federal National Mortgage Association
5.50%, 04/01/16 - 09/01/41	4,774	5,355
6.50%, 09/01/16 - 12/01/38	990	1,144

	Shares/Par (t)	Value
6.00%, 11/01/16 - 09/01/39	3,093	3,504
5.00%, 10/01/17 - 08/01/41	7,058	7,822
4.50%, 02/01/18 - 12/01/43	13,872	15,075
4.00%, 07/01/18 - 05/01/42	20,348	21,751
3.50%, 07/01/21 - 02/01/44	23,074	24,156
2.50%, 12/01/21 - 08/01/43	5,587	5,668
3.00%, 11/01/26 - 08/01/43	25,459	25,993
2.00%, 09/01/28 - 09/01/28	692	690
2.00%, 01/15/30, TBA (g)	300	299
2.50%, 01/15/30, TBA (g)	1,900	1,934
3.50%, 02/15/30 - 02/15/45, TBA (g)	1,400	1,458
7.00%, 02/01/31 - 02/01/38	132	150
2.19%, 05/01/35 (i)	63	67
2.45%, 05/01/35 (i)	36	38
7.50%, 11/01/37	9	9
2.25%, 01/01/38 (i)	273	294
3.75%, 07/01/39 (i)	465	497
3.12%, 06/01/40 (i)	97	105
3.58%, 08/01/40 (i)	129	137
2.81%, 01/01/41 (i)	184	193
3.54%, 05/01/41 (i)	180	191
2.43%, 10/01/42 (i)	87	88
2.18%, 05/01/43 (i)	351	354
2.72%, 11/01/43 (i)	251	257
4.00%, 01/15/45, TBA (g)	4,530	4,833
REMIC, 2.51%, 04/25/23 (i)	658	657
REMIC, 3.46%, 01/25/24 (i)	400	421
		123,140

Government National Mortgage Association - 8.5%
Government National Mortgage Association
4.00%, 12/15/24 - 09/20/44	12,208	13,126
4.50%, 04/20/26 - 04/20/44	10,900	11,982
3.50%, 05/15/26 - 04/20/43	15,375	16,164
3.00%, 04/15/27 - 03/20/44	10,665	10,942
2.50%, 09/20/27 - 07/20/43	1,045	1,057
8.00%, 04/15/30	8	8
8.50%, 06/15/30 - 12/15/30	4	5
5.50%, 12/15/31 - 04/20/43	4,228	4,749
6.00%, 05/15/32 - 12/20/40	759	872
5.00%, 03/15/33 - 08/20/41	7,077	7,850
6.50%, 07/15/38	49	56
3.50%, 07/20/40 - 03/20/41 (i)	583	612
3.00%, 01/20/41 - 07/20/42 (i)	1,163	1,212
2.00%, 01/20/43 (i)	259	264
3.00%, 01/15/45 - 02/15/45, TBA (g)	1,800	1,839
3.50%, 01/15/45 - 02/15/45, TBA (g)	2,600	2,726
4.00%, 01/15/45 - 02/15/45, TBA (g)	2,500	2,679
		76,143
Total Government and Agency Obligations (cost $629,637)		644,925

SHORT TERM INVESTMENTS - 3.9%

Investment Companies - 1.4%
JNL Money Market Fund, 0.01% (a) (h)	12,764	12,764

Securities Lending Collateral - 2.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	22,572	22,572

Total Short Term Investments (cost $35,336)		35,336

Total Investments - 104.3% (cost $910,242)		936,774
Total Forward Sales Commitments - (1.2%) (proceeds $10,824)		(10,835)
Other Assets and Liabilities, Net - (3.1%)		(27,614)

Total Net Assets - 100.0%		$898,325

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
FORWARD SALES COMMITMENTS - 1.2%

GOVERNMENT AND AGENCY OBLIGATIONS - 1.2%

U.S. Government Agency Mortgage-Backed Securities - 1.2%

Federal Home Loan Mortgage Corp. - 0.3%
Federal Home Loan Mortgage Corp.
2.50%, 01/15/30, TBA (g)	$200	$203
3.00%, 01/15/30 - 01/15/45, TBA (g)	400	407
3.50%, 01/15/30, TBA (g)	100	106
4.00%, 01/15/30, TBA (g)	100	106
4.50%, 01/15/30 - 01/15/45, TBA (g)	820	885
5.00%, 01/15/30 - 01/15/45, TBA (g)	500	541
5.50%, 01/15/45, TBA (g)	200	223

		2,471
Federal National Mortgage Association - 0.3%
Federal National Mortgage Association
3.00%, 01/15/30 - 01/15/45, TBA (g)	1,200	1,222
4.00%, 01/15/30, TBA (g)	200	212
4.50%, 01/15/30 - 01/15/45, TBA (g)	1,100	1,183
5.00%, 01/15/45, TBA (g)	100	111
5.50%, 01/15/45, TBA (g)	300	336

		3,064

Government National Mortgage Association - 0.6%
Government National Mortgage Association
4.00%, 01/15/45, TBA (g)	200	215
4.50%, 01/15/45, TBA (g)	795	868
5.00%, 01/15/45, TBA (g)	1,705	1,877
5.50%, 01/15/45, TBA (g)	2,095	2,340

		5,300

Total Forward Sales Commitments - 1.2% (proceeds $10,824)		$10,835

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 19.5%
American Public Education Inc. (c)	27	$992
Apollo Education Group Inc. - Class A (c)	29	1,005
Bed Bath & Beyond Inc. (c)	13	991
Best Buy Co. Inc.	27	1,071
Big Lots Inc.	18	714
BorgWarner Inc.	13	723
Cablevision Systems Corp. - Class A	43	896
DeVry Education Group Inc.	20	933
DIRECTV (c)	10	828
Finish Line Inc. - Class A	28	692
Genesco Inc. (c)	10	772
Grand Canyon Education Inc. (c)	19	889
K12 Inc. (c)	36	426
Kohl’s Corp.	15	894
Nordstrom Inc.	12	923
Outerwall Inc. (c)	14	1,053
Select Comfort Corp. (c)	38	1,036
Steven Madden Ltd. (c)	24	762
Strayer Education Inc. (c)	14	1,054
Tempur Sealy International Inc. (c)	14	788
Tenneco Inc. (c)	13	720
WABCO Holdings Inc. (c)	8	845
Zumiez Inc. (c)	27	1,051

		20,058

CONSUMER STAPLES - 3.5%
CVS Health Corp.	10	1,009

	Shares/Par (t)	Value
Herbalife Ltd. (e)	16	602
Kroger Co.	16	1,046
Medifast Inc. (c)	27	912

		3,569

ENERGY - 5.4%
Baker Hughes Inc.	12	658
Basic Energy Services Inc. (c)	33	231
Cameron International Corp. (c)	11	562
FMC Technologies Inc. (c)	13	624
Halliburton Co.	12	467
Helmerich & Payne Inc.	8	529
Northern Oil and Gas Inc. (c) (e)	49	277
Patterson-UTI Energy Inc.	24	390
Pioneer Energy Services Corp. (c)	53	295
Schlumberger Ltd.	7	637
SM Energy Co.	10	381
Warren Resources Inc. (c)	134	215
Whiting Petroleum Corp. (c)	9	305

		5,571

FINANCIALS - 14.3%
Alleghany Corp. (c)	2	879
Assured Guaranty Ltd.	36	944
Cash America International Inc.	18	406
Credit Acceptance Corp. (c)	7	896
Employer Holdings Inc.	38	882
First Cash Financial Services Inc. (c)	14	765
Franklin Resources Inc.	15	826
Hanover Insurance Group Inc.	13	948
INTL FCStone Inc. (c)	42	856
Janus Capital Group Inc. (e)	68	1,103
Maiden Holdings Ltd.	68	873
Navigators Group Inc. (c)	13	951
PRA Group Inc. (c) (e)	14	808
Selective Insurance Group Inc.	35	939
Stifel Financial Corp. (c)	17	883
T. Rowe Price Group Inc.	10	892
WR Berkley Corp.	17	896

		14,747

HEALTH CARE - 13.9%
Amsurg Corp. (c)	16	871
Anthem Inc.	7	934
Chemed Corp.	8	841
Computer Programs & Systems Inc. (e)	13	768
CR Bard Inc.	5	898
Edwards Lifesciences Corp. (c)	8	1,076
Express Scripts Holding Co. (c)	11	958
Health Net Inc. (c)	19	1,022
HealthSouth Corp.	20	781
IPC The Hospitalist Co. Inc. (c)	16	746
Laboratory Corp. of America Holdings (c)	8	835
Magellan Health Services Inc. (c)	14	870
Myriad Genetics Inc. (c) (e)	21	728
Quest Diagnostics Inc.	13	893
Triple-S Management Corp. (c)	45	1,070
VCI Inc. (c)	22	1,053

		14,344

INDUSTRIALS - 16.3%
ACCO Brands Corp. (c)	120	1,085
Aegion Corp. (c)	34	639
ArcBest Corp.	24	1,111
Blount International Inc. (c)	55	968
CH Robinson Worldwide Inc.	12	896
Comfort Systems USA Inc.	55	936
Cummins Inc.	6	816
Greenbrier Cos. Inc. (e)	13	696

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Heidrick & Struggles International Inc.	42	972
Joy Global Inc.	14	628
Korn/Ferry International (c)	28	796
LB Foster Co.	16	779
Manpower Inc.	11	723
Multi-Color Corp.	20	1,116
MYR Group Inc. (c)	33	892
RPX Corp. (c)	53	737
Sensata Technologies Holding NV (c)	17	916
Southwest Airlines Co.	28	1,202
Stericycle Inc. (c)	7	881

		16,789

INFORMATION TECHNOLOGY - 23.4%
Apple Inc.	8	932
Arrow Electronics Inc. (c)	14	800
Avnet Inc.	20	840
CACI International Inc. - Class A (c)	12	993
Cirrus Logic Inc. (c) (e)	36	840
Citrix Systems Inc. (c)	12	742
Cognizant Technology Solutions Corp. - Class A (c)	18	946
Diodes Inc. (c)	30	831
Ebix Inc. (e)	60	1,024
EMC Corp.	28	821
F5 Networks Inc. (c)	7	925
International Business Machines Corp.	4	696
Jabil Circuit Inc.	40	878
LogMeIn Inc. (c)	19	924
Marvell Technology Group Ltd.	62	894
NCR Corp. (c)	26	762
NeuStar Inc. - Class A (c) (e)	29	811
Omnivision Technologies Inc. (c)	34	897
Oracle Corp.	20	894
Polycom Inc. (c)	61	819
Riverbed Technology Inc. (c)	45	908
SanDisk Corp.	9	861
Sykes Enterprises Inc. (c)	40	940
Synchronoss Technologies Inc. (c)	21	874
TeleTech Holdings Inc. (c)	29	683
Western Digital Corp.	8	859
Western Union Co. (e)	47	846
Xerox Corp.	61	846

		24,086

MATERIALS - 3.6%
Ball Corp.	13	864
Cabot Corp.	15	672
CF Industries Holdings Inc.	3	891
Freeport-McMoran Inc. - Class B	22	517
Kaiser Aluminum Corp.	10	737

		3,681

Total Common Stocks (cost $97,889)		102,845

SHORT TERM INVESTMENTS - 7.2%

Investment Companies - 0.8%
JNL Money Market Fund, 0.01% (a) (h)	844	844

	Shares/Par (t)	Value
Securities Lending Collateral - 6.4%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	6,564	6,564
Total Short Term Investments (cost $7,408)		7,408
Total Investments - 107.1% (cost $105,297)		110,253
Other Assets and Liabilities, Net - (7.1%)		(7,346)

Total Net Assets - 100.0%		$102,907

JNL/Neuberger Berman Strategic Income Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 20.8%
Accredited Mortgage Loan Trust REMIC
0.49%, 12/25/35 (i)	$152	$145
0.45%, 04/25/36 (i)	2,380	1,998
Aegis Asset Backed Securities Trust REMIC, 0.72%, 03/25/35 (i)	645	581
American Airlines Pass-Through Trust, 4.38%, 10/01/22	3,820	3,877
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 3.02%, 09/25/33 (i)	552	524
Argent Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.07%, 10/25/34 (i)	748	695
Asset Backed Securities Corp. Home Equity REMIC, 0.37%, 01/25/36 (i)	106	101
Asset-Backed Pass-Through Certificates REMIC, 0.86%, 04/25/34 (i)	382	377
Banc of America Commercial Mortgage Trust REMIC
5.36%, 10/10/45	250	262
5.41%, 09/10/47	1,575	1,648
Bear Stearns Asset Backed Securities Trust REMIC
0.61%, 05/25/35 (i)	595	555
0.63%, 12/25/35 (i)	1,600	1,325
0.58%, 02/25/36 (i)	910	842
0.59%, 07/25/36 (i)	3,540	3,487
Carrington Mortgage Loan Trust REMIC
1.14%, 05/25/35 (i)	2,605	2,234
0.63%, 06/25/35 (i)	2,140	2,033
0.65%, 10/25/35 (i)	4,100	3,555
0.48%, 01/25/36 (i)	3,300	2,688
0.41%, 03/25/36 (i)	2,400	1,944
0.32%, 05/25/36 (i)	4,327	4,055
Centex Home Equity Loan Trust REMIC, 0.77%, 01/25/34 (i)	5,601	5,153
Citigroup Commercial Mortgage Trust REMIC
Interest Only, 1.28%, 09/10/23 (i)	12,989	863
Interest Only, 1.54%, 11/10/23 (i)	11,387	881
Interest Only, 1.15%, 07/10/47 (i)	10,825	845
Interest Only, 1.10%, 10/10/47 (i)	14,286	1,163
Citigroup Mortgage Loan Trust Inc. REMIC, 0.92%, 05/25/35 (i) (r)	175	170
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.32%, 12/11/49	525	556
Cobalt Commercial Mortage-Backed Securities Trust REMIC
5.77%, 06/15/17 (i)	1,678	1,821
5.48%, 04/15/47 (i)	1,711	1,831
5.22%, 08/15/48	450	474

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
COMM Mortgage Trust REMIC
Interest Only, 1.42%, 10/10/23 (i)	11,029	936
Interest Only, 1.27%, 04/10/47 (i)	17,089	1,299
Commercial Mortgage Loan Trust REMIC, 6.04%, 09/10/17 (i)	1,496	1,608
Commercial Mortgage Pass-Through Certificates REMIC
5.90%, 07/15/17 (i)	1,566	1,684
5.54%, 01/15/49 (i)	290	311
Interest Only, 1.09%, 12/10/47 (i)	13,458	963
Commercial Mortgage Trust REMIC
Interest Only, 0.50%, 01/10/23 (i) (r)	2,500	70
Interest Only, 0.63%, 02/10/23 (i)	2,500	111
Countrywide Asset-Backed Certificates REMIC, 0.37%, 04/25/36 (i)	391	352
Credit Suisse Mortgage Capital Certificates REMIC
5.47%, 08/15/16	928	977
5.70%, 07/15/17 (i)	1,650	1,780
5.70%, 06/15/39 (i)	2,232	2,385
5.38%, 02/15/40	805	853
Ellington Loan Acquisition Trust REMIC, 1.27%, 05/25/37 (i) (r)	3,067	2,739
EquiFirst Mortgage Loan Trust REMIC
1.29%, 09/25/33 (i)	964	944
0.65%, 04/25/35 (i)	908	766
Fieldstone Mortgage Investment Trust REMIC, 1.29%, 03/25/35 (i)	3,950	3,536
First Franklin Mortgage Loan Trust REMIC, 0.90%, 12/25/34 (i)	136	129
Greenwich Capital Commercial Funding Corp. REMIC
5.44%, 01/10/17	2,005	2,138
5.74%, 08/10/17	2,000	2,167
GS Mortgage Securities Trust REMIC
5.56%, 11/10/39	492	521
Interest Only, 1.29%, 01/10/24 (i)	13,451	1,041
Interest Only, 2.13%, 01/12/45 (i) (r)	955	102
Interest Only, 1.12%, 11/10/47 (i)	15,700	1,252
Home Equity Mortgage Loan Asset-Backed Trust REMIC, 0.66%, 08/25/35 (i)	1,639	1,488
Home Equity Mortgage Trust REMIC, 1.77%, 02/25/35 (i)	392	369
HSI Asset Securitization Corp. Trust REMIC, 0.47%, 12/25/35 (i)	2,640	2,326
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.44%, 01/12/17	804	855
5.79%, 05/15/17 (i)	300	322
5.88%, 07/15/17 (i)	500	541
5.43%, 12/12/43	500	526
JPMorgan Mortgage Acquisition Trust REMIC
0.32%, 05/25/36 (i)	1,288	1,273
0.41%, 05/25/36 (i)	1,000	915
LB-UBS Commercial Mortgage Trust REMIC
5.42%, 01/15/17	583	624
5.86%, 07/15/40 (i)	117	124
Long Beach Mortgage Loan Trust REMIC, 1.04%, 02/25/35 (i)	1,655	1,501
MASTR Asset Backed Securities Trust REMIC, 0.46%, 01/25/36 (i)	2,240	2,023
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.38%, 08/12/48	1,578	1,677
ML-CFC Commercial Mortgage Trust REMIC, 5.74%, 06/12/50 (i)	1,250	1,350
Morgan Stanley ABS Capital I Inc. Trust REMIC, 1.14%, 07/25/35 (i)	870	769

	Shares/Par (t)	Value
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
Interest Only, 1.44%, 04/15/23 (i)	1,962	140
Interest Only, 1.26%, 11/15/23 (i)	13,844	1,034
Interest Only, 1.22%, 02/15/24 (i)	13,912	1,041
Interest Only, 1.00%, 10/15/47 (i)	18,778	1,057
Morgan Stanley Dean Witter Capital I Inc. Trust REMIC, 1.29%, 05/25/32 (i)	966	911
Morgan Stanley Home Equity Loan Trust REMIC, 0.45%, 02/25/36 (i)	700	633
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
1.82%, 12/25/34 (i)	690	657
1.20%, 02/25/35 (i)	1,375	1,280
0.80%, 06/25/35 (i)	2,300	1,968
People’s Choice Home Loan Securities Trust Series REMIC, 0.43%, 12/25/35 (i)	3,171	2,798
Popular ABS Mortgage Pass-Through Trust REMIC
0.63%, 09/25/35 (i)	2,000	1,726
0.61%, 11/25/35 (i)	1,741	1,637
RAMP Trust REMIC
0.73%, 05/25/35 (i)	2,880	2,519
0.57%, 03/25/36 (i)	2,450	2,198
RASC Trust REMIC, 0.82%, 07/25/35 (i)	4,700	4,050
Renaissance Home Equity Loan Trust REMIC, 0.50%, 05/25/35 (i)	596	515
Residential Asset Securitization Trust REMIC, 0.85%, 03/25/33 (i)	146	130
Securitized Asset Backed Receivables LLC Trust REMIC, 0.78%, 01/25/35 (i)	870	809
Soundview Home Loan Trust REMIC
0.68%, 08/25/35 (i)	740	649
0.34%, 03/25/37 (i)	3,296	3,047
Structured Asset Investment Loan Trust REMIC
1.29%, 06/25/33 (i)	250	239
0.97%, 07/25/34 (i)	852	806
0.83%, 04/25/35 (i)	980	907
Structured Asset Securities Corp. Mortgage Loan Trust REMIC
0.60%, 05/25/35 (i)	200	193
0.75%, 11/25/35 (i)	3,300	2,774
0.33%, 04/25/36 (i)	5,747	5,425
0.34%, 12/25/36 (i)	940	793
UBS Commercial Mortgage Trust Interest Only REMIC, 2.29%, 05/10/45 (i) (r)	8,309	973
UBS-Barclays Commercial Mortgage Trust REMIC
Interest Only, 2.13%, 06/10/22 (i) (r)	2,404	264
Interest Only, 1.85%, 12/10/45 (i) (r)	1,707	175
Wachovia Bank Commercial Mortgage Trust REMIC, 5.72%, 06/15/49 (i)	2,860	3,071
Wells Fargo Commercial Mortgage Trust REMIC, 1.29%, 04/15/19	1,130	1,126
Wells Fargo-RBS Commercial Mortgage Trust REMIC
Interest Only, 1.49%, 03/15/45 (i) (r)	2,264	164
Interest Only, 2.21%, 11/17/45 (i) (r)	767	86
Interest Only, 1.20%, 08/15/47 (i)	15,649	1,251

Total Non-U.S. Government Agency Asset- Backed Securities (cost $136,847)		139,076

CORPORATE BONDS AND NOTES - 26.2%

CONSUMER DISCRETIONARY - 1.0%
Amazon.com Inc., 4.95%, 12/05/44	1,065	1,101
Columbus International Inc., 7.38%, 03/30/21 (r)	283	294

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
DIRECTV Holdings LLC, 3.95%, 01/15/25	1,950	1,966
El Puerto de Liverpool SAB de CV, 3.95%, 10/02/24 (r)	200	197
General Motors Co., 5.20%, 04/01/45	3,185	3,360

		6,918

CONSUMER STAPLES - 1.0%
Altria Group Inc., 5.38%, 01/31/44	95	108
BRF SA, 4.75%, 05/22/24 (r)	1,990	1,933
Grupo Bimbo SAB de CV, 4.88%, 06/27/44 (r)	1,730	1,740
Marfrig Holding Europe BV
8.38%, 05/09/18	450	443
6.88%, 06/24/19 (r)	200	186
Marfrig Overseas Ltd., 9.50%, 05/04/20 (r)	250	253
Minerva Luxembourg SA, 7.75%, 01/31/23	580	568
Reynolds American Inc., 4.75%, 11/01/42	1,240	1,204

		6,435

ENERGY - 5.1%
Apache Corp., 4.75%, 04/15/43	2,550	2,391
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (r)	400	421
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/24	256	265
Ecopetrol SA, 5.88%, 05/28/45	1,231	1,139
Empresa Nacional del Petroleo
5.25%, 08/10/20	300	317
4.38%, 10/30/24 (r)	200	196
Energy Transfer Partners LP, 6.50%, 02/01/42	1,755	2,017
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (r)	200	203
Genel Energy Finance Plc, 7.50%, 05/14/19	200	168
Intergas Finance BV, 6.38%, 05/14/17	400	408
KazMunaiGaz Finance Sub BV
11.75%, 01/23/15	100	101
9.13%, 07/02/18	500	547
KazMunayGas National Co. JSC
7.00%, 05/05/20	500	520
4.88%, 05/07/25 (r)	200	179
5.75%, 04/30/43	1,090	916
Kinder Morgan Energy Partners LP
6.50%, 09/01/39	1,660	1,847
5.50%, 03/01/44	1,840	1,870
5.40%, 09/01/44	920	922
Kinder Morgan Inc., 5.55%, 06/01/45	4,485	4,594
Noble Energy Inc., 5.05%, 11/15/44	2,095	2,071
Offshore Drilling Holding SA, 8.38%, 09/20/20	600	522
Pacific Rubiales Energy Corp., 5.63%, 01/19/25 (r)	678	520
Pertamina Persero PT
5.63%, 05/20/43	650	611
6.45%, 05/30/44 (r)	541	565
Petroleos de Venezuela SA
5.25%, 04/12/17	1,043	469
9.00%, 11/17/21	400	175
6.00%, 05/16/24	1,600	600
5.50%, 04/12/37	200	69
Petroleos Mexicanos
4.25%, 01/15/25 (r)	150	149
6.50%, 06/02/41	850	975
5.50%, 06/27/44	850	867
6.38%, 01/23/45	142	161
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22	600	610
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23 (r)	600	628
Sinopec Group Overseas Development Ltd., 4.38%, 04/10/24 (r)	400	420

	Shares/Par (t)	Value
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23	1,130	1,090
Transocean Inc., 3.80%, 10/15/22 (e) (l)	5,305	4,299

		33,822

FINANCIALS - 11.3%
Allstate Corp., 5.75%, 08/15/53 (i)	3,280	3,456
American Express Co., 5.20%, (callable at 100 beginning 11/15/19) (m)	2,980	3,027
Ares Capital Corp., 3.88%, 01/15/20	2,935	2,927
Bank of America Corp.
5.13% (callable at 100 beginning 06/17/19) (m)	2,515	2,425
5.20% (callable at 100 beginning 06/01/23) (m)	2,765	2,554
6.25% (callable at 100 beginning 09/05/24) (m)	1,465	1,448
BBVA Bancomer SA, 4.38%, 04/10/24 (r)	422	424
Citigroup Inc.
5.80% (callable at 100 beginning 11/15/19) (m)	2,925	2,925
6.30% (callable at 100 beginning 05/15/24) (m)	1,815	1,788
Comcel Trust, 6.88%, 02/06/24 (r)	600	629
Corp. Financiera de Desarrollo SA, 5.25%, 07/15/29 (r)	408	414
Corporate Office Properties LP, 3.70%, 06/15/21	4,410	4,391
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (m) (r)	2,735	2,630
Education Realty Operating Partnership LP, 4.60%, 12/01/24	2,975	3,049
Entertainment Properties Trust, 5.75%, 08/15/22	2,025	2,212
Export Credit Bank of Turkey, 5.00%, 09/23/21 (r)	700	713
General Electric Capital Corp., 5.25%, (callable at 100 beginning 06/15/23) (m)	2,615	2,617
Goldman Sachs Group Inc., 5.70%, (callable at 100 beginning 05/10/19) (e) (m)	3,860	3,904
HSBC Holdings Plc, 5.63%, (callable at 100 beginning 01/17/20) (m)	2,030	2,037
ING US Inc., 5.65%, 05/15/53 (i)	3,605	3,569
International Bank of Azerbaijan OJSC, 5.63%, 06/11/19	400	376
Jefferies Group LLC, 6.50%, 01/20/43	1,460	1,489
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	2,940	2,877
6.00% (callable at 100 beginning 08/01/23) (e) (m)	2,655	2,622
M&T Bank Corp., 6.45%, (callable at 100 beginning 02/15/24) (m)	3,565	3,783
Magyar Export-Import Bank Zrt., 4.00%, 01/30/20 (r)	242	240
Morgan Stanley, 5.45%, (callable at 100 beginning 07/15/19) (m)	3,925	3,932
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (r)	4,580	4,533
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24	200	261
Prudential Financial Inc., 5.20%, 03/15/44 (e) (i)	2,275	2,252
Rio Oil Finance Trust, 6.25%, 07/06/24 (r)	633	605
Royal Bank of Scotland Plc, 1.88%, 03/31/17	2,115	2,113
Sistema JSFC via Sistema International Funding SA, 6.95%, 05/17/19	540	373

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Societe Generale SA, 6.00%, (callable at 100 beginning 01/27/20) (m) (r)	1,735	1,579
TC Ziraat Bankasi A/S, 4.25%, 07/03/19 (r)	381	381
Trust F/1401, 5.25%, 12/15/24 (r)	200	206
Vnesheconombank Via VEB Finance Plc
6.90%, 07/09/20	300	240
6.03%, 07/05/22	380	288

		75,289

INDUSTRIALS - 1.2%
Air Lease Corp.
3.88%, 04/01/21 (e)	1,525	1,533
4.25%, 09/15/24	2,995	3,017
CITIC Ltd.
8.63% (callable at 100 beginning 11/22/18) (m)	200	226
6.80%, 01/17/23	250	288
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	200	193
Russian Railways via RZD Capital Plc, 5.74%, 04/03/17	400	377
Trinity Industries Inc., 4.55%, 10/01/24	2,455	2,384
		8,018

INFORMATION TECHNOLOGY - 0.5%
Seagate HDD Cayman, 4.75%, 06/01/23	3,240	3,365

MATERIALS - 3.1%
Albemarle Corp., 4.15%, 12/01/24	1,590	1,615
ArcelorMittal, 5.75%, 08/05/20 (l)	2,870	2,977
Barrick Gold Corp., 4.10%, 05/01/23 (e)	6,540	6,365
Cemex Espana Luxembourg, 9.88%, 04/30/19	150	165
Cemex SAB de CV, 7.25%, 01/15/21 (r)	350	367
Codelco, 6.15%, 10/24/36	200	238
Corp Nacional del Cobre de Chile, 5.63%, 09/21/35	360	404
Freeport-McMoRan Inc., 4.55%, 11/14/24 (e)	7,325	7,113
Mexichem SAB de CV, 5.88%, 09/17/44 (r)	1,850	1,748

		20,992

TELECOMMUNICATION SERVICES - 1.6%
Qwest Corp., 6.75%, 12/01/21	2,980	3,446
Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/21 (r)	200	203
Verizon Communications Inc., 6.55%, 09/15/43	4,997	6,402
VimpelCom Holdings BV, 7.50%, 03/01/22	600	486

		10,537

UTILITIES - 1.4%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (r)	200	221
Comision Federal de Electricidad, 4.88%, 01/15/24 (r)	375	392
Dominion Resources Inc., 5.75%, 10/01/54 (i)	3,025	3,156
Electricite de France, 5.63%, (callable at 100 beginning 01/22/24) (m) (r)	3,940	4,152
Empresa Electrica Angamos SA, 4.88%, 05/25/29 (r)	200	196
Eskom Holdings SOC Ltd., 6.75%, 08/06/23	350	363
Hrvatska Elektroprivreda, 6.00%, 11/09/17	200	209
Majapahit Holding BV
7.25%, 06/28/17	200	220
7.88%, 06/29/37	100	117
State Grid Overseas Investment Ltd., 4.13%, 05/07/24 (r)	282	297

		9,323
Total Corporate Bonds and Notes (cost $175,818)		174,699

	Shares/Par (t)	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 49.2%

GOVERNMENT SECURITIES - 25.0%

Federal Home Loan Bank - 0.8% (w)
Federal Home Loan Bank, 5.50%, 07/15/36	4,030	5,527

Federal National Mortgage Association - 0.5% (w)
Federal National Mortgage Association, 1.75%, 09/12/19	2,990	2,992

Sovereign - 13.0%
Bahrain Government International Bond, 6.00%, 09/19/44 (r)	224	212
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19 (r)	200	197
5.50%, 07/12/20	100	103
Belize Government International Bond, 5.00%, 02/20/38 (k)	1,138	814
Bermuda Government International Bond, 4.85%, 02/06/24 (r)	600	624
Bolivia Government International Bond
5.95%, 08/22/23	750	787
5.95%, 08/22/23 (r)	900	945
Brazil Government International Bond
8.25%, 01/20/34	100	137
7.13%, 01/20/37	1,200	1,521
5.63%, 01/07/41	150	162
Colombia Government International Bond
8.13%, 05/21/24	1,040	1,381
7.38%, 09/18/37	400	539
5.63%, 02/26/44	350	394
Croatia Government International Bond
6.25%, 04/27/17	1,100	1,167
6.75%, 11/05/19	400	438
6.63%, 07/14/20	200	219
6.00%, 01/26/24 (r)	460	496
Development Bank of Mongolia LLC, 5.75%, 03/21/17	400	384
Dominican Republic International Bond
6.60%, 01/28/24 (r)	200	213
7.45%, 04/30/44 (r)	188	206
7.45%, 04/30/44	100	109
Egypt Government International Bond, 6.88%, 04/30/40	500	514
El Salvador Government International Bond, 6.38%, 01/18/27 (r)	207	208
Federal Democratic Republic of Ethiopia, 6.63%, 12/11/24 (r)	239	233
Hungary Government International Bond
4.13%, 02/19/18	200	207
6.25%, 01/29/20	1,000	1,124
6.38%, 03/29/21	280	320
5.75%, 11/22/23	646	715
7.63%, 03/29/41	1,090	1,449
Indonesia Government International Bond
11.63%, 03/04/19	350	462
5.88%, 03/13/20	650	720
8.50%, 10/12/35	710	987
7.75%, 01/17/38	300	393
4.63%, 04/15/43	300	278
Italy Buoni Poliennali Del Tesoro
4.50%, 03/01/26, EUR	2,535	3,780
4.00%, 02/01/37, EUR	2,985	4,170
Ivory Coast Government International Bond
5.38%, 07/23/24 (r)	400	382
7.77%, 12/31/32	1,950	1,862
Jamaica Government International Bond, 7.63%, 07/09/25	303	317

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Kazakhstan Government International Bond, 3.88%, 10/14/24 (r)	276	258
Kenya Government International Bond, 6.88%, 06/24/24 (r)	722	756
Mexico Bonos, 7.75%, 11/13/42, MXN	80,090	6,249
Mongolia Government International Bond, 5.13%, 12/05/22	800	688
Morocco Government International Bond, 5.50%, 12/11/42	500	515
New Zealand Government Bond, 5.50%, 04/15/23, NZD	3,145	2,771
Nigeria Government International Bond
5.13%, 07/12/18	200	198
6.75%, 01/28/21	200	206
Pakistan Government International Bond
7.25%, 04/15/19 (r)	200	203
8.25%, 04/15/24	850	873
Panama Government International Bond
4.00%, 09/22/24	200	206
6.70%, 01/26/36	480	620
Philippine Government International Bond, 9.50%, 02/02/30	588	954
Republic of Azerbaijan International Bond, 4.75%, 03/18/24	300	295
Republic of Ghana
7.88%, 08/07/23	450	416
8.13%, 01/18/26 (r)	428	396
Republic of Iraq, 5.80%, 01/15/28	1,558	1,301
Republic of Latvia, 2.75%, 01/12/20	250	246
Republic of Paraguay, 6.10%, 08/11/44 (r)	566	603
Republic of Serbia
7.25%, 09/28/21	400	448
6.75%, 11/01/24 (k)	223	224
Republic of Turkey
7.50%, 07/14/17	800	893
6.88%, 03/17/36	140	173
Romania Government International Bond
6.75%, 02/07/22	650	782
6.13%, 01/22/44 (r)	332	402
Russia Government International Bond, 7.50%, 03/31/30	3,118	3,233
Senegal Government International Bond, 6.25%, 07/30/24 (r)	600	572
Slovenia Government International Bond
4.13%, 02/18/19 (r)	240	251
5.25%, 02/18/24 (r)	1,240	1,362
South Africa Government Bond, 6.50%, 02/28/41, ZAR	85,025	5,721
South Africa Government International Bond
6.88%, 05/27/19	200	229
5.88%, 09/16/25	1,550	1,746
Spain Government Bond
4.65%, 07/30/25, EUR	5,700	8,793
5.15%, 10/31/44 (r), EUR	4,885	8,452
Sri Lanka Government International Bond, 5.13%, 04/11/19 (r)	400	403
Turkey Government International Bond
7.38%, 02/05/25	759	944
11.88%, 01/15/30	100	177
6.63%, 02/17/45	500	614
Ukraine Government International Bond, 9.25%, 07/24/17	680	415
Ukreximbank Via Biz Finance Plc, 8.75%, 01/22/18	500	285
United Kingdom Treasury Bond, 1.75%, 09/07/22, GBP	1,290	2,039
Uruguay Government International Bond, 7.63%, 03/21/36	200	272

	Shares/Par (t)	Value
Venezuela Government International Bond
5.75%, 02/26/16	200	125
8.25%, 10/13/24	500	218
9.25%, 05/07/28	1,250	549
9.38%, 01/13/34	650	282
Vietnam Government International Bond
6.75%, 01/29/20	100	112
4.80%, 11/19/24 (r)	200	206
Zambia Government International Bond, 8.50%, 04/14/24 (r)	230	252

		87,097

Treasury Inflation Index Securities - 5.1%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.55%, 09/15/41 (n), EUR	3,724	4,989
New Zealand Government Inflation Indexed Bond
2.06%, 09/20/25 (s), NZD	1,535	1,231
2.50%, 09/20/35 (s), NZD	1,535	1,227
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/26 (n)	13,757	15,783
1.75%, 01/15/28 (n)	2,873	3,257
3.88%, 04/15/29 (n)	5,098	7,311

		33,798

U.S. Treasury Securities - 5.6%
U.S. Treasury Bond
6.25%, 08/15/23	3,805	5,066
5.50%, 08/15/28	1,520	2,076
3.88%, 08/15/40	910	1,112
U.S. Treasury Note
0.63%, 11/30/17	290	286
3.63%, 08/15/19	7,605	8,294
2.75%, 02/15/24	19,555	20,565
		37,399

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.2%

Federal Home Loan Mortgage Corp. - 7.0%
Federal Home Loan Mortgage Corp.
4.00%, 01/15/45, TBA (g)	24,565	26,176
4.50%, 01/15/45, TBA (g)	19,340	20,958

		47,134

Federal National Mortgage Association - 17.2%
Federal National Mortgage Association
4.00%, 01/15/45, TBA (g)	53,350	56,920
4.50%, 01/15/45, TBA (g)	46,705	50,687
5.00%, 01/15/45, TBA (g)	6,695	7,396

		115,003

Total Government and Agency Obligations (cost $327,603)	328,950

INVESTMENT COMPANIES - 5.2%
iShares iBoxx High Yield Corporate Bond Fund	212	19,008
SPDR Barclays High Yield Bond ETF (e)	407	15,732

Total Investment Companies (cost $36,057)		34,740

VARIABLE RATE SENIOR LOAN INTERESTS - 12.6% (i)

CONSUMER DISCRETIONARY - 5.0%
Acosta, Inc. Term Loan B, 5.00%, 09/26/21	$1,000	999
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/07/20	965	953
Advantage Sales and Marketing Inc. Delayed Draw Term Loan, 4.25%, 07/07/20	32	32
Allison Transmission Inc. Term Loan, 3.75%, 08/23/19	1,965	1,940
Aramark Corp. Term Loan, 3.25%, 02/21/21	1,978	1,942
Burger King NewCo Term Loan B, 4.50%, 09/23/21	2,000	1,991

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Charter Communications Operating LLC Term Loan E, 3.00%, 07/01/20	985	965
Charter Communications Operating LLC Term Loan F, 3.00%, 01/31/21	985	964
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	1,000	989
Cumulus Media Inc. Term Loan, 4.25%, 12/31/20	2,002	1,938
Ellucian Term Loan, 4.00%, 07/19/18	1,914	1,888
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20	1,649	1,628
Michaels Stores Inc. Term Loan, 3.75%, 02/01/20	1,974	1,931
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/23/20	1,206	1,199
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/23/20	1,044	1,037
Scientific Games International Inc. Term Loan, 6.00%, 09/17/21	2,000	1,968
ServiceMaster Co LLC Term Loan, 4.25%, 06/24/21	1,995	1,955
Station GVR Acquisition LLC Term Loan B, 4.25%, 03/02/20	1,899	1,857
Tribune Co. Initial Term Loan, 4.00%, 11/15/20	1,844	1,813
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	188	184
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	1,779	1,737
WMG Acquisition Corp. Refinancing Term Loan, 3.75%, 07/01/20	1,985	1,905
Ziggo BV Term Loan B-1, 3.25%, 01/15/22	740	718
Ziggo BV Term Loan B-2, 3.25%, 01/15/22	477	463
Ziggo BV Term Loan B-3, 3.25%, 01/15/22	784	761

		33,757

CONSUMER STAPLES - 1.3%
HJ Heinz Co. Term Loan B-2, 3.50%, 03/27/20	1,706	1,694
Post Holdings Inc. Term Loan, 3.75%, 06/02/21	997	991
Reynolds Group Holdings Inc. New Dollar Term Loan, 4.00%, 11/26/18	1,974	1,934
Rite Aid Corp. Term Loan, 3.50%, 02/21/20	1,971	1,958
U.S. Foodservice Inc. Term Loan, 4.50%, 03/31/19	1,989	1,973
		8,550

FINANCIALS - 0.6%
Realogy Corp. Term Loan, 3.75%, 03/05/20	2,073	2,026
Vantiv LLC Term Loan B, 3.75%, 06/15/21	1,990	1,964

		3,990

HEALTH CARE - 1.2%
Amsurg Corp. Term Loan B, 3.75%, 07/08/21	2,250	2,228
Community Health Systems Inc. Extended Term Loan, 3.48%, 01/25/17	539	535
Community Health Systems Inc. Term Loan D, 4.25%, 01/15/21	1,436	1,431
HCA Inc. Term Loan B-4, 2.98%, 05/01/18	1,975	1,956
Valeant Pharmaceuticals Inc. Term Loan, 3.50%, 08/05/20	724	716
Valeant Pharmaceuticals International Inc. Term Loan
3.50%, 02/13/19	72	72
3.50%, 12/11/19	861	853

		7,791

INDUSTRIALS - 1.0%
American Airlines Inc. Term Loan B, 3.75%, 06/27/19	1,970	1,946
Ceridian Corp. Term Loan, 4.50%, 09/15/20	983	965

	Shares/Par (t)	Value
Delta Air Lines Inc. Term Loan, 3.25%, 04/20/17	1,939	1,914
DuPont Performance Coatings Inc. Term Loan, 3.75%, 02/01/20	1,888	1,835

		6,660

INFORMATION TECHNOLOGY - 1.0%
Avago Technologies Term Loan, 3.75%, 04/01/21	997	993
First Data Corp. Extended Term Loan, 4.17%, 03/24/21	777	764
First Data Corp. Replacement Term Loan, 3.67%, 03/23/18	100	98
First Data Corp. Term Loan B, 3.67%, 09/24/18	1,144	1,117
Freescale Semiconductor Ltd. Term Loan, 4.25%, 03/01/20	1,974	1,924
SunGard Data Systems Inc. Term Loan E, 4.00%, 03/15/20	1,747	1,728

		6,624

MATERIALS - 1.0%
Berlin Packaging LLC 1st Lien Term Loan, 4.50%, 09/11/21	1,995	1,980
Berry Plastics Corp. Term Loan D, 3.50%, 01/29/20	1,969	1,902
BWAY Holding Co. Term Loan B, 0.00%, 08/14/20 (z)	1,000	995
FMG Resources Pty Ltd. New Term Loan B, 3.75%, 06/30/19	1,970	1,785

		6,662

TELECOMMUNICATION SERVICES - 1.2%
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21	1,985	1,950
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	1,941	1,909
Level 3 Communications Inc. Term Loan, 4.00%, 01/15/20	900	892
Level 3 Communications Inc. Term Loan B-3, 4.00%, 08/01/19	1,160	1,151
Mediacom LLC Term Loan, 3.75%, 06/30/21	1,980	1,931

		7,833

UTILITIES - 0.3%
Calpine Corp. Term Loan, 4.00%, 04/01/18	1,079	1,066
Calpine Corp. Term Loan B-2, 4.00%, 04/01/18	789	779
Calpine Corp. Term Loan B-3, 4.00%, 04/01/18	91	90

		1,935

Total Variable Rate Senior Loan Interests (cost $85,316)		83,802

SHORT TERM INVESTMENTS - 11.5%
Investment Companies - 8.3%
JNL Money Market Fund, 0.01% (a) (h)	55,697	55,697
Securities Lending Collateral - 3.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	21,591	21,591

Total Short Term Investments (cost $77,288)		77,288

Total Investments - 125.5% (cost $838,929)		838,555
Other Assets and Liabilities, Net - (25.5%)		(170,573)

Total Net Assets - 100.0%		$667,982

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/Oppenheimer Global Growth Fund

COMMON STOCKS - 96.4%

BRAZIL - 3.2%
AMBEV SA - ADR	1,245	$7,741
BM&F Bovespa SA	1,858	6,884
Embraer SA - ADR	294	10,839
Itau Unibanco Holding SA - ADR	845	10,990
Vale SA - ADR (e)	373	3,053

		39,507

CHINA - 0.6%
Alibaba Group Holding Ltd. - ADR (c)	24	2,515
JD.com Inc. - ADR - Class B (c) (e)	224	5,189

		7,704

DENMARK - 0.4%
FLSmidth & Co. A/S	119	5,196

FRANCE - 5.1%
Kering SA	105	20,082
LVMH Moet Hennessy Louis Vuitton SA	133	21,089
Societe Generale - Class A	214	8,967
Technip SA	207	12,301

		62,439

GERMANY - 8.1%
Allianz SE	129	21,334
Bayer AG	147	19,985
Deutsche Bank AG	324	9,714
Linde AG	69	12,669
SAP AG	322	22,469
Siemens AG	124	13,910

		100,081

INDIA - 3.5%
DLF Ltd.	5,489	11,787
ICICI Bank Ltd. - ADR	1,902	21,966
Zee Entertainment Enterprises Ltd.	1,573	9,447

		43,200

ITALY - 1.4%
Brunello Cucinelli SpA (e)	29	645
Gtech SpA (e)	275	6,145
Prysmian SpA	239	4,351
Tod’s SpA (e)	76	6,571

		17,712

JAPAN - 10.6%
Dai-Ichi Life Insurance Co. Ltd.	972	14,749
Fanuc Ltd.	50	8,260
KDDI Corp.	322	20,239
Keyence Corp.	43	19,202
Kyocera Corp.	286	13,106
Murata Manufacturing Co. Ltd.	221	24,083
Nidec Corp. (e)	258	16,657
Seibu Holdings Inc. (e)	159	3,250
Sumitomo Mitsui Financial Group Inc.	299	10,817

		130,363

MEXICO - 0.8%
Fomento Economico Mexicano SAB de CV - ADR (c)	104	9,144

NETHERLANDS - 1.7%
Airbus Group NV	423	20,916

RUSSIAN FEDERATION - 0.3%
Alrosa AO	3,738	3,798

	Shares/Par (t)	Value
SPAIN - 3.4%
Banco Bilbao Vizcaya Argentaria SA	1,477	13,948
Inditex SA	717	20,451
Repsol SA	418	7,824

		42,223

SWEDEN - 4.2%
Assa Abloy AB - Class B	374	19,761
Telefonaktiebolaget LM Ericsson - Class B	2,650	32,081

		51,842

SWITZERLAND - 5.2%
Credit Suisse Group AG	582	14,618
Nestle SA	173	12,602
Roche Holding AG	55	14,842
UBS Group AG	1,294	22,246

		64,308

UNITED KINGDOM - 2.9%
Circassia Pharmaceuticals Plc (c) (e)	1,212	5,233
Earthport Plc (c)	2,752	1,876
Shire Plc	109	7,693
Unilever Plc	526	21,387

		36,189

UNITED STATES OF AMERICA - 45.0%
3M Co.	117	19,145
Adobe Systems Inc. (c)	312	22,710
Aetna Inc.	262	23,268
Allergan Inc.	55	11,673
Altera Corp.	636	23,476
Anthem Inc.	183	23,054
Biogen Idec Inc. (c)	33	11,287
BioMarin Pharmaceutical Inc. (c)	98	8,840
Bluebird Bio Inc. (c)	36	3,272
Celldex Therapeutics Inc. (c) (e)	566	10,331
Citigroup Inc.	484	26,165
Clovis Oncology Inc. (c) (e)	121	6,754
Colgate-Palmolive Co.	364	25,206
eBay Inc. (c)	498	27,939
Emerson Electric Co.	176	10,876
Facebook Inc. - Class A (c)	246	19,154
FNF Group	277	9,538
FNFV Group (c)	35	543
Gilead Sciences Inc. (c)	168	15,827
Goldman Sachs Group Inc.	104	20,065
Google Inc. - Class A (c)	33	17,347
Google Inc. - Class C (c)	33	17,208
Intuit Inc.	247	22,797
Maxim Integrated Products Inc.	659	21,009
McDonald’s Corp.	111	10,398
McGraw-Hill Financial. Inc.	347	30,904
Medivation Inc. (c)	61	6,125
St. Jude Medical Inc.	125	8,154
Theravance Biopharma Inc. (c) (e)	66	990
Theravance Inc. (e)	292	4,136
Tiffany & Co.	187	20,029
United Parcel Service Inc. - Class B	146	16,223
Vertex Pharmaceuticals Inc. (c)	144	17,067
Walt Disney Co.	307	28,912
Zimmer Holdings Inc.	131	14,886

		555,308

Total Common Stocks (cost $979,893)		1,189,930

PREFERRED STOCKS - 1.9%

GERMANY - 1.9%
Bayerische Motoren Werke AG	279	22,791

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
INDIA - 0.0%
Zee Entertainment Enterprises Ltd.	28,061	386

Total Preferred Stocks (cost $19,342)		23,177

RIGHTS - 0.2%

FRANCE - 0.2%
LVMH Moet Hennessy (c) (f)	133	2,317

ITALY - 0.0%
GTECH SpA (c) (f)	272	1

SPAIN - 0.0%
Banco Bilbao Vizcaya Argentaria SA (c)	1,477	141
Repsol SA (c)	418	231

		372

Total Rights (cost $2,615)		2,690

SHORT TERM INVESTMENTS - 5.0%

Investment Companies - 1.5%
JNL Money Market Fund, 0.01% (a) (h)	17,877	17,877

Securities Lending Collateral - 3.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	43,589	43,589

Total Short Term Investments (cost $61,466)		61,466

Total Investments - 103.5% (cost $1,063,316)		1,277,263
Other Assets and Liabilities, Net - (3.5%)		(43,024)

Total Net Assets - 100.0%		$1,234,239

JNL/PIMCO Real Return Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 8.7%
Aegis Asset Backed Securities Trust REMIC, 0.87%, 03/25/35 (i)	$1,200	$932
Aquilae CLO Plc, 0.55%, 01/17/23 (i), EUR	967	1,164
Arran Residential Mortgages Funding Plc, 1.53%, 11/19/47 (i) (r), EUR	9,604	11,724
Banc of America Commercial Mortgage Trust REMIC
5.55%, 05/10/17 (i)	2,900	3,112
5.75%, 07/10/17 (i)	2,255	2,459
5.89%, 07/10/44 (i)	1,867	1,965
Banc of America Mortgage Trust REMIC, 2.68%, 06/25/35 (i)	181	173
Banc of America Re-REMIC Trust REMIC
5.59%, 05/24/17 (f) (i) (r)	1,033	1,079
5.65%, 07/17/17 (f) (i) (r)	551	580
Banca Monte dei Paschi di Siena SpA, 4.88%, 09/15/16, EUR	700	904
BCAP LLC REMIC
5.04%, 04/26/17 (i) (r)	1,301	1,281
5.25%, 05/26/22 (r)	3,174	3,300
Bear Stearns Adjustable Rate Mortgage Trust REMIC
2.50%, 05/25/33 (i)	41	41
2.79%, 02/25/34 (i)	312	306
3.01%, 11/25/34 (i)	328	329
2.52%, 01/25/35 (i)	206	198
2.51%, 03/25/35 (i)	37	37
2.66%, 03/25/35 (i)	420	409
2.19%, 08/25/35 (i)	49	50
Bear Stearns Alt-A Trust REMIC
2.35%, 01/25/36 (i)	598	479

	Shares/Par (t)	Value
2.46%, 08/25/36 (i)	258	188
Bear Stearns Asset Backed Securities Trust REMIC, 1.17%, 08/25/37 (i)	740	689
Bear Stearns Structured Products Inc. Trust REMIC, 2.34%, 12/26/46 (i)	771	577
Chase Mortgage Finance Corp. REMIC, 2.47%, 02/25/37 (i)	78	77
Citigroup Mortgage Loan Trust Inc. REMIC
2.23%, 08/25/35 (i)	57	56
2.28%, 08/25/35 (i)	78	78
2.56%, 08/25/35 (i)	431	313
0.25%, 01/25/37 (i)	111	75
0.23%, 05/25/37 (i)	263	225
2.74%, 09/25/37 (i)	1,621	1,444
College Loan Corp. Trust, 0.48%, 01/25/24 (i)	800	781
Commercial Mortgage Pass-Through Certificates REMIC, 3.16%, 11/10/15 (r)	5,270	5,326
Conseco Finance Securitizations Corp., 6.68%, 07/01/31 (i)	—	—
Countrywide Asset-Backed Certificates REMIC
0.42%, 10/25/34 (i)	67	67
0.35%, 12/25/34 (i)	1,746	1,711
0.35%, 09/25/36 (i)	223	218
Countrywide Home Loan Mortgage Pass-Through Trust REMIC
2.59%, 08/25/34 (i)	321	282
2.32%, 11/20/34 (i)	249	234
2.35%, 04/20/35 (i)	274	276
Credit Suisse Mortgage Capital Certificates REMIC
5.46%, 07/16/16 (i) (r)	1,066	1,111
5.38%, 11/15/16 (r)	739	769
5.70%, 06/15/39 (e) (i)	3,220	3,441
Credit Suisse Mortgage Capital Mortgage-Backed Trust REMIC, 5.86%, 02/25/37 (i)	917	499
Credit-Based Asset Servicing and Securitization LLC REMIC, 0.29%, 07/25/37 (i) (r)	176	115
CS First Boston Mortgage Securities Corp. REMIC, 2.33%, 04/25/34 (i)	248	248
DBUBS Mortgage Trust REMIC, 3.39%, 06/10/16 (r)	13,336	13,708
Elm CLO Ltd., 1.64%, 01/17/23 (i) (r)	9,800	9,800
First NLC Trust REMIC, 0.24%, 08/25/37 (i) (r)	362	203
Granite Mortgages Plc, 0.94%, 09/20/44 (i), GBP	296	460
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	4,000	4,266
GS Mortgage Securities Trust REMIC, 4.59%, 07/10/20 (r)	4,300	4,738
GSR Mortgage Loan Trust REMIC, 2.81%, 01/25/35 (i)	293	289
Harborview Mortgage Loan Trust REMIC, 2.33%, 04/19/34 (i)	389	389
Hillmark Funding, 0.48%, 05/21/21 (i) (r)	6,953	6,880
HSBC Home Equity Loan Trust REMIC, 0.32%, 03/20/36 (i)	739	733
Indymac Index Mortgage Loan Trust REMIC
2.44%, 03/25/35 (i)	675	674
2.75%, 11/25/35 (i)	744	667
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.79%, 08/12/17 (i)	4,000	4,336
JPMorgan Mortgage Trust REMIC
2.55%, 07/25/35 (i)	247	250
2.53%, 08/25/35 (i)	476	464
2.55%, 08/25/35 (i)	317	313
5.03%, 09/25/35 (i)	83	82
2.14%, 07/27/37 (i) (r)	834	719

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
LB-UBS Commercial Mortgage Trust REMIC, 5.42%, 01/15/17	6,022	6,448
Lehman Brothers Mortgage Loan Trust REMIC, 0.26%, 06/25/37 (i) (r)	345	221
Magi Funding Plc, 0.43%, 04/11/21 (i) (r), EUR	282	340
MASTR Adjustable Rate Mortgages Trust REMIC, 2.17%, 12/25/33 (i)	548	551
Merrill Lynch Mortgage Investors Trust REMIC
2.22%, 02/25/33 (i)	199	190
2.41%, 02/25/34 (i)	320	322
2.35%, 10/25/35 (i)	443	447
Morgan Stanley Capital I Trust REMIC
5.91%, 07/11/17 (i)	3,094	3,365
0.23%, 05/25/37 (i)	123	86
Nautique Funding Ltd., 0.48%, 04/15/20 (i) (r)	220	217
NCUA Guaranteed Notes Trust REMIC
0.61%, 10/07/20 (i)	2,134	2,147
0.72%, 12/08/20 (i)	3,354	3,386
NYLIM Flatiron CLO Ltd., 0.45%, 08/08/20 (i) (r)	236	234
OneMain Financial Issuance Trust, 2.47%, 12/18/17 (f) (r)	9,200	9,236
Penta CLO SA, 0.40%, 06/04/24 (i), EUR	1,883	2,251
People’s Choice Home Loan Securities Trust Series REMIC, 1.02%, 08/25/35 (i)	9,443	7,038
Provident Funding Mortgage Loan Trust REMIC, 2.50%, 08/25/33 (i)	208	214
RASC Trust REMIC, 0.59%, 12/25/35 (i)	500	409
RBSCF Trust REMIC
5.70%, 07/16/17 (i) (r)	4,000	4,277
6.04%, 08/16/17 (i) (r)	1,544	1,633
Residential Asset Securitization Trust REMIC, 5.50%, 06/25/33	64	67
SLM Student Loan Trust
0.68%, 01/25/17 (i)	181	181
1.73%, 10/25/17 (i)	4,789	4,919
REMIC, 0.27%, 04/25/19 (i)	6,300	6,261
Structured Adjustable Rate Mortgage Loan Trust REMIC
2.57%, 02/25/34 (i)	596	598
2.59%, 12/25/34 (i)	298	290
Structured Asset Mortgage Investments Inc. REMIC, 0.82%, 10/19/34 (i)	34	32
Structured Asset Securities Corp. REMIC, 0.31%, 06/25/37 (i)	1,900	1,821
Swan Trust, 3.94%, 04/25/41 (i), AUD	263	217
Symphony CLO III Ltd., 0.47%, 05/15/19 (i) (r)	1,792	1,775
TBW Mortgage Backed Pass-Through Certificates REMIC, 5.97%, 09/25/36 (i)	473	92
Vornado DP LLC Trust, 4.00%, 09/13/20 (r)	4,600	4,966
Wachovia Bank Commercial Mortgage Trust REMIC, 0.24%, 06/15/20 (i) (r)	96	96
Washington Mutual Alternative Mortgage Pass-Through Certificates REMIC, 2.37%, 12/25/35 (i)	262	240
Washington Mutual Mortgage Pass-Through Certificates REMIC
2.14%, 03/25/33 (i)	102	101
2.44%, 06/25/33 (i)	319	322
2.44%, 09/25/33 (i)	301	303
5.14%, 08/25/35 (i)	97	92
1.11%, 08/25/46 (i)	4,424	3,720
0.88%, 05/25/47 (i)	546	466
Wells Fargo Mortgage Backed Securities Trust REMIC
2.62%, 12/25/34 (i)	319	323
2.60%, 04/25/36 (i)	1,160	1,119

	Shares/Par (t)	Value
Wood Street CLO BV, 0.43%, 03/29/21 (i) (r), EUR	177	213

Total Non-U.S. Government Agency Asset- Backed Securities (cost $168,416)		169,519

CORPORATE BONDS AND NOTES - 5.8%

ENERGY - 0.3%
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	5,000	5,191
Petrobras Global Finance BV, 2.60%, 03/17/17 (i)	400	369

		5,560

FINANCIALS - 4.2%
Bankia SA
3.50%, 12/14/15, EUR	4,900	6,098
0.29%, 01/25/16 (i), EUR	600	719
4.38%, 02/14/17, EUR	100	129
3.50%, 01/17/19, EUR	2,100	2,742
Barclays Bank Plc Credit Linked Note (Pemex, 9.50%, 09/15/2027, Moody’s Rating A3), 7.23% (f) (q), MXN	5,000	350
BNP Paribas SA, 0.54%, 11/07/15 (i)	14,200	14,178
BPCE SA, 0.80%, 11/18/16 (i)	8,100	8,106
BPE Financiaciones SA
2.88%, 05/19/16, EUR	4,100	5,067
2.50%, 02/01/17, EUR	1,600	1,975
China Construction Bank Corp., 1.70%, 04/16/15	8,300	8,324
Citigroup Inc., 0.75%, 05/01/17 (e) (i)	18,700	18,652
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.00%, 09/10/15, GBP	1,100	1,751
Depfa ACS Bank, 3.88%, 11/14/16, EUR	400	516
Eksportfinans ASA, 2.38%, 05/25/16	3,200	3,207
Greensill Capital, 0.00%, 03/04/15 (f) (j) (p) (q)	5,100	4,960
Intesa Sanpaolo SpA, 3.13%, 01/15/16	2,600	2,642
Turkiye Garanti Bankasi A/S, 2.73%, 04/20/16 (i) (r)	1,100	1,097
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (m)	1,300	1,435

		81,948

INDUSTRIALS - 0.2%
GATX Financial Corp., 5.80%, 03/01/16	1,000	1,053
Hellenic Railways Organization SA, 4.03%, 03/17/17, EUR	2,300	2,257
International Lease Finance Corp., 6.75%, 09/01/16 (r)	900	958

		4,268

TELECOMMUNICATION SERVICES - 0.9%
BellSouth Corp., 4.18%, 04/26/21 (p) (q)	18,000	18,177

UTILITIES - 0.2%
Electricite de France
0.69%, 01/20/17 (i) (r)	2,100	2,106
1.15%, 01/20/17 (r)	600	600

		2,706

Total Corporate Bonds and Notes (cost $115,689)		112,659

GOVERNMENT AND AGENCY OBLIGATIONS - 119.3%

GOVERNMENT SECURITIES - 118.6%

Municipals - 0.1%
North Carolina State Education Assistance Authority, 0.68%, 10/26/20 (i)	708	709

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Tobacco Settlement Authority of West Virginia, 7.47%, 06/01/47	315	270

		979

Sovereign - 4.2%
Australia Government Bond, 5.25%, 03/15/19, AUD	6,600	6,047
Autonomous Community of Catalonia, Spain, 4.95%, 02/11/20, EUR	1,800	2,414
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/25, BRL	8,000	2,635
Hellenic Republic Government International Bond, 4.50%, 07/03/17, JPY	170,000	1,137
Italy Buoni Poliennali Del Tesoro
5.50%, 11/01/22, EUR	500	778
5.00%, 09/01/40, EUR	1,300	2,077
Mexico Bonos, 4.75%, 06/14/18, MXN	41,790	2,826
Mexico Bonos de Proteccion al Ahorro, 3.05%, 01/04/18 (i), MXN	194,700	13,565
Province of Ontario, Canada, 3.45%, 06/02/45, CAD	7,500	6,715
Slovenia Government International Bond, 4.70%, 11/01/16 (r), EUR	3,600	4,661
Spain Government Bond
5.40%, 01/31/23 (r), EUR	16,500	26,111
3.80%, 04/30/24 (r), EUR	8,500	12,305

		81,271

Treasury Inflation Index Securities - 114.3%
Bundesrepublik Deutschland Bundesobligation Inflation Indexed Bond, 0.75%, 04/15/18 (n), EUR	70,416	87,512
Corp. Andina de Fomento Inflation Indexed Note, 3.95%, 10/15/21 (s), MXN	10,538	715
France Government Inflation Indexed Bond
0.25%, 07/25/18 (n), EUR	7,598	9,360
0.70%, 07/25/30 (n), EUR	703	920
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
2.10%, 09/15/16 - 09/15/21 (n), EUR	17,722	22,886
2.55%, 10/22/16 - 09/15/41 (n), EUR	5,674	7,403
2.25%, 04/22/17 (n), EUR	7,898	9,870
1.70%, 09/15/18 (n), EUR	4,351	5,463
2.35%, 09/15/24 (n) (r), EUR	24,039	32,337
3.10%, 09/15/26 (n), EUR	425	613
Mexican Inflation Indexed Udibonos, 4.00%, 11/08/46 (n), MXN	239,213	18,662
Mexico Government Inflation Indexed Bond, 4.00%, 11/15/40 (n), MXN	24,764	1,901
Mexico Inflation Indexed Udibonos, 4.50%, 12/04/25 (n), MXN	17,915	1,434
New South Wales Treasury Corp. Inflation Indexed Bond
3.35%, 11/20/25 (s), AUD	7,400	8,771
3.05%, 11/20/35 (s), AUD	100	120
New Zealand Government Inflation Indexed Bond
2.06%, 09/20/25 (s), NZD	14,500	11,625
3.06%, 09/20/30 (q) (s), NZD	2,500	2,197
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/15 (n)	29,034	28,643
1.88%, 07/15/15 (n) (o)	11,108	11,138
2.00%, 01/15/16 (g) (n) (o)	40,135	40,718
0.13%, 04/15/16 - 07/15/24 (g) (n)	413,617	405,436
2.63%, 07/15/17 (n) (o)	3,551	3,807
0.13%, 04/15/19 - 01/15/22 (g) (n) (o)	315,585	309,570
1.88%, 07/15/19 (g) (n)	21,573	23,172
1.38%, 01/15/20 - 02/15/44 (g) (n)	191,008	207,762
1.25%, 07/15/20 (g) (n) (o)	103,537	108,771
1.13%, 01/15/21 (g) (n) (o)	35,547	36,980

	Shares/Par (t)	Value
0.63%, 07/15/21 (n) (o)	189,149	191,794
0.38%, 07/15/23 (g) (n) (o)	44,891	44,450
2.38%, 01/15/25 - 01/15/27 (g) (n)	229,042	271,399
2.00%, 01/15/26 (g) (n)	83,619	95,934
1.75%, 01/15/28 (g) (n)	20,763	23,542
3.63%, 04/15/28 (n) (o)	9,219	12,698
2.50%, 01/15/29 (g) (n)	57,063	70,968
3.88%, 04/15/29 (g) (n)	56,183	80,566
2.13%, 02/15/40 (g) (n)	31,692	41,193
2.13%, 02/15/41 (n)	867	1,136

		2,231,466

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%

Federal Home Loan Mortgage Corp. - 0.7%
Federal Home Loan Mortgage Corp.
2.09%, 07/01/36 (i)	334	354
1.99%, 09/01/36 (i)	351	371
2.14%, 10/01/36 (i)	150	159
Interest Only, 0.61%, 09/15/42 (i)	9,375	9,446
REMIC, 0.61%, 08/15/33 (i)	1,887	1,895
REMIC, 1.32%, 10/25/44 - 02/25/45 (i)	827	841

		13,066

Federal National Mortgage Association - 0.0%
Federal National Mortgage Association
1.98%, 11/01/35 (i)	55	57
2.38%, 03/01/36 (i)	97	103
5.69%, 06/01/36 (i)	32	33
REMIC, 0.23%, 07/25/37 (i)	247	240

		433

Small Business Administration Participation Certificates - 0.0%
Small Business Administration Participation Certificates, 5.29%, 12/01/27	761	842

Total Government and Agency Obligations (cost $2,436,157)		2,328,057

PREFERRED STOCKS - 0.0%

FINANCIALS - 0.0%
Wells Fargo & Co., 7.50% - Series L (m) (v)	1	607

Total Preferred Stocks (cost $500)		607

PURCHASED OPTIONS - 0.1%
Put Swaption, 3-Month LIBOR versus 2.50% fixed, Expiration 12/11/17, MSS (q)	120	1,504
Put Swaption, 3-Month LIBOR versus 3.05% fixed, Expiration 03/20/15, DUB (q)	526	320

Total Purchased Options (cost $2,226)		1,824

OTHER EQUITY INTERESTS - 0.0%
Lehman Brothers Holdings Inc. Escrow, 7.00%, 09/27/27 (c) (q) (u)	100	15

Total Other Equity Interests (cost $0)		15

SHORT TERM INVESTMENTS - 8.6%

Certificates of Deposit - 1.7%
Banco Bilbao Vizcaya Argentaria
0.98%, 10/23/15 (i)	$18,750	18,729
1.08%, 05/16/16 (i)	8,500	8,492
Itau Unibanco, 1.17%, 06/04/15 (i)	6,700	6,699

		33,920

Securities Lending Collateral - 0.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	4,022	4,022

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Treasury Securities - 6.7%
Hellenic Republic Treasury Bill
0.00%,01/09/15, EUR	30,100	36,399
0.00%,02/06/15, EUR	15,400	18,585
Mexico Cetes
0.20%, 02/12/15, MXN	46,150	31,177
0.20%, 05/14/15, MXN	48,600	32,577
U.S. Treasury Bill
0.04%, 03/05/15 (o)	$127	127
0.03%, 03/19/15 (o)	11	11
0.04%, 04/02/15 (o)	318	318
0.05%, 04/23/15 (o)	1,103	1,103
0.05%, 04/30/15 (o)	6,368	6,367
0.07%, 05/14/15 (o)	290	290
0.07%, 05/21/15 (o)	1,800	1,800
0.07%, 05/28/15 (o)	1,856	1,855

		130,609

Total Short Term Investments (cost $175,786) 168,551

Total Investments - 142.5% (cost $2,898,774)		2,781,232
Other Assets and Liabilities, Net - (42.5%)		(829,637)

Total Net Assets - 100.0%		$1,951,595

JNL/PIMCO Total Return Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 10.1%
ABFC Trust REMIC, 0.28%, 01/25/37 (i)	$5,708	$3,540
Access Group Inc., 1.53%, 01/25/18 (i)	3,952	3,966
Ally Auto Receivables Trust, 0.68%, 06/15/16	19,000	18,988
American Home Mortgage Investment Trust REMIC, 2.33%, 02/25/45 (i)	218	217
Ameriquest Mortgage Securities Inc. REMIC, 0.64%, 10/25/35 (i)	16,700	16,188
Amortizing Residential Collateral Trust REMIC, 0.75%, 07/25/32 (i)	18	16
Argent Securities Inc. REMIC, 0.53%, 10/25/35 (i)	3,400	3,149
Arran Residential Mortgages Funding Plc, 1.48%, 05/16/47 (i) (r), EUR	2,348	2,862
Asset Backed Securities Corp. Home Equity REMIC, 0.72%, 09/25/34 (i)	95	95
Banc of America Commercial Mortgage Trust REMIC
5.55%, 05/10/17 (i)	2,830	3,037
5.73%, 05/10/45 (i)	2,000	2,082
Banc of America Funding Trust REMIC
4.49%, 02/20/35 (i)	1,995	1,981
2.63%, 05/25/35 (i)	209	213
Banc of America Mortgage Trust REMIC, 6.50%, 10/25/31	17	18
BCAP LLC REMIC
5.04%, 04/26/17 (i) (r)	406	400
5.25%, 05/26/22 (r)	3,993	4,151
5.25%, 02/26/36 (i) (r)	1,954	1,782
5.25%, 05/25/37 (r)	8,223	7,233
BCAP LLC Trust REMIC, 4.71%, 01/12/22 (i) (r)	8,964	5,781
Bear Stearns Adjustable Rate Mortgage Trust REMIC
2.75%, 11/25/30 (i)	1	1
2.35%, 02/25/33 (i)	2	2
2.67%, 02/25/33 (i)	9	8
2.50%, 04/25/33 (i)	44	44
2.69%, 01/25/34 (i)	186	187

	Shares/Par (t)	Value
2.73%, 04/25/34 (i)	457	449
2.59%, 11/25/34 (i)	805	779
3.01%, 11/25/34 (i)	211	211
2.51%, 03/25/35 (i)	1,481	1,495
Bear Stearns Alt-A Trust REMIC
2.55%, 05/25/35 (i)	501	479
2.61%, 09/25/35 (i)	322	274
5.07%, 09/25/35 (i)	19,363	15,201
Bear Stearns Asset Backed Securities I Trust REMIC, 0.82%, 03/25/35 (i)	9,584	8,923
Bear Stearns Asset Backed Securities Trust REMIC
0.58%, 12/25/35 (i)	5,700	5,429
0.43%, 10/25/36 (i)	9,600	9,070
0.42%, 01/25/37 (i)	5,249	3,415
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.33%, 02/11/17	260	278
Bear Stearns Structured Products Inc. Trust REMIC
2.59%, 01/26/36 (i)	954	780
1.47%, 03/25/37 (i) (p) (q)	2,947	2,700
2.34%, 12/26/46 (i)	530	397
BNC Mortgage Loan Trust REMIC, 0.27%, 05/25/37 (i)	2,788	2,655
Chase Mortgage Finance Trust REMIC, 4.76%, 12/25/35 (i)	2,185	2,101
ChaseFlex Trust REMIC, 5.00%, 07/25/37	1,168	1,021
CIFC Funding Ltd., 1.38%, 08/14/24 (i) (r)	21,000	20,979
Citibank Credit Card Issuance Trust, 4.85%, 03/10/15	48,500	48,908
Citicorp Mortgage Securities Trust REMIC, 6.00%, 02/25/37	2,395	2,448
Citigroup Mortgage Loan Trust Inc. REMIC
2.67%, 11/25/35 (i)	14,580	12,881
2.54%, 12/25/35 (i)	101	100
0.23%, 05/25/37 (i)	657	563
Commercial Mortgage Pass-Through Certificates REMIC, 2.48%, 04/26/38 (i) (r)	3,700	3,597
Countrywide Alternative Loan Trust REMIC
1.51%, 08/25/35 (i)	1,076	980
0.35%, 05/25/47 (i)	610	505
Countrywide Asset-Backed Certificates REMIC
0.92%, 06/25/34 (i)	371	355
0.35%, 10/25/34 (i)	900	878
0.27%, 08/25/37 (i)	1,073	1,065
Countrywide Home Loan Mortgage Pass-Through Trust REMIC
5.50%, 10/25/34	4,494	4,620
2.42%, 11/20/34 (i)	1,396	1,338
2.42%, 11/25/34 (i)	580	548
2.47%, 02/20/35 (i)	908	892
5.75%, 12/25/35	5,056	4,749
2.31%, 02/20/36 (i)	130	118
Credit Suisse Commercial Mortgage Trust REMIC, 5.30%, 12/15/39	2,927	3,108
Credit Suisse Mortgage Capital Certificates REMIC
5.70%, 07/15/17 (i)	7,800	8,415
5.38%, 02/15/40	569	603
CS First Boston Mortgage Securities Corp. REMIC, 0.80%, 03/25/32 (i) (r)	40	37
CSMC Mortgage-Backed Trust REMIC, 6.00%, 07/25/36	3,620	2,794
CVS Pass-Through Trust, 6.94%, 01/10/30	332	402
Deco 2014-BONN Ltd., 1.45%, 11/07/24 (i) (r), EUR	2,700	3,266

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Deutsche Mortgage Securities Inc. Re-REMIC Trust Certificates REMIC, 5.25%, 06/26/35 (i) (r)	7,813	7,837
Equity One ABS Inc., 0.73%, 11/25/32 (i)	65	60
European Loan Conduit, 0.23%, 05/15/19 (i), EUR	76	91
First American Alternative Mortgage Securities REMIC, 2.24%, 09/25/35 (i)	400	349
First Franklin Mortgage Loan Trust REMIC
0.98%, 04/25/35 (i) (r)	2,100	1,963
0.53%, 10/25/35 (i)	6,229	5,774
First Horizon Asset Securities Inc. REMIC, 4.95%, 02/25/36 (i)	1,481	1,429
First Horizon Mortgage Pass-Through Trust REMIC, 2.56%, 10/25/35 (i)	2,518	2,203
GE-WMC Mortgage Securities LLC REMIC, 0.42%, 12/25/35 (i)	6,040	5,506
Granite Master Issuer Plc
0.34%, 12/17/54 (i)	1,021	1,014
0.25%, 12/20/54 (i), EUR	2,130	2,564
0.37%, 12/20/54 (i)	5,793	5,751
REMIC, 0.31%, 12/20/54 (i) (r)	467	464
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	1,000	1,067
GSAMP Trust REMIC
0.32%, 09/25/36 (i)	9,758	4,504
0.26%, 01/25/37 (i)	3,676	2,209
GSR Mortgage Loan Trust REMIC
2.67%, 09/25/35 (i)	1,116	1,120
4.98%, 11/25/35 (i)	369	359
Harborview Mortgage Loan Trust REMIC
0.38%, 05/19/35 (i)	135	112
0.51%, 06/20/35 (i)	1,659	1,584
2.60%, 07/19/35 (i)	598	541
Home Equity Asset Trust REMIC, 1.22%, 07/25/35 (i)	3,700	3,674
HSI Asset Securitization Corp. Trust REMIC, 0.53%, 12/25/35 (i)	3,000	2,429
IndyMac Adjustable-Rate Mortgage Trust REMIC, 1.71%, 01/25/32 (i)	—	—
IndyMac Index Mortgage Loan Trust REMIC, 2.35%, 01/25/36 (i)	700	568
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.44%, 01/12/17	1,926	2,048
5.42%, 02/15/17	6,026	6,435
5.34%, 05/15/47	1,869	1,985
JPMorgan Mortgage Acquisition Trust REMIC
0.41%, 05/25/36 (i)	8,500	7,535
0.45%, 01/25/37 (i)	4,800	3,465
JPMorgan Mortgage Trust REMIC
2.64%, 02/25/35 (i)	85	83
5.75%, 01/25/36	167	157
5.50%, 04/25/36	1,172	1,198
Lehman XS Trust REMIC
0.97%, 10/25/35 (i)	3,779	3,508
0.34%, 02/25/37 (i)	8,791	4,768
Long Beach Mortgage Loan Trust REMIC, 0.73%, 10/25/34 (i)	34	32
MASTR Asset Backed Securities Trust REMIC, 0.22%, 01/25/37 (i)	467	205
Mellon Residential Funding Corp. REMIC
2.61%, 10/20/29 (i)	74	75
0.64%, 06/15/30 (i)	184	175
Merrill Lynch Mortgage Investors Trust REMIC
2.20%, 05/25/33 (i)	405	391
0.55%, 08/25/35 (i)	7,800	7,183
1.58%, 10/25/35 (i)	9,164	8,893

	Shares/Par (t)	Value
0.38%, 02/25/36 (i)	307	281
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC
5.88%, 07/12/17 (i)	6,700	7,309
5.49%, 03/12/51 (i)	1,500	1,611
MLCC Mortgage Investors Inc. REMIC
1.16%, 10/25/35 (i)	143	136
0.42%, 11/25/35 (i)	214	202
Morgan Stanley ABS Capital I Inc. Trust REMIC, 0.33%, 04/25/36 (i)	1,674	1,633
Morgan Stanley Dean Witter Capital I REMIC, 1.07%, 07/25/32 (i)	1,911	1,828
Morgan Stanley Re-REMIC Trust REMIC, 5.80%, 04/12/17 (i) (r)	691	741
MortgageIT Trust REMIC, 0.43%, 12/25/35 (i)	6,988	6,410
New Century Home Equity Loan Trust REMIC, 0.68%, 09/25/35 (i)	1,900	1,653
Nomura Asset Acceptance Corp. REMIC, 2.87%, 08/25/35 (i)	2,830	2,736
Option One Mortgage Loan Trust REMIC, 0.68%, 08/25/35 (i)	3,700	2,823
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
0.64%, 05/25/35 (i)	1,700	1,435
0.65%, 08/25/35 (i)	1,500	1,388
Prime Mortgage Trust REMIC
0.57%, 02/25/19 (i)	—	—
0.57%, 02/25/34 (i)	30	28
RASC Trust REMIC
0.84%, 02/25/35 (i)	6,612	6,108
0.34%, 09/25/36 (i)	4,170	3,655
0.41%, 09/25/36 (i)	3,000	2,608
0.32%, 11/25/36 (i)	3,130	2,902
RBSSP Resecuritization Trust REMIC, 0.42%, 02/26/37 (i) (r)	2,856	2,674
Securitized Asset Backed Receivables LLC Trust REMIC
1.14%, 03/25/35 (i)	814	767
0.42%, 05/25/36 (i)	4,394	2,598
0.23%, 12/25/36 (i)	296	107
Sequoia Mortgage Trust REMIC, 0.86%, 10/19/26 (i)	34	33
SLM Student Loan Trust
1.73%, 10/25/17 (i)	5,697	5,851
2.81%, 12/16/19 (i) (r)	594	602
Soundview Home Loan Trust REMIC, 0.30%, 12/25/36 (i)	2,361	2,260
SpringCastle America Funding LLC, 2.70%, 05/25/23 (r)	21,335	21,305
Structured Asset Mortgage Investments Inc. REMIC
0.82%, 09/19/32 (i)	35	34
0.41%, 07/19/35 (i)	513	492
0.30%, 03/25/37 (i)	1,197	911
Structured Asset Securities Corp. REMIC, 2.52%, 02/25/32 (i)	1	1
Vendee Mortgage Trust REMIC, 6.50%, 09/15/24	311	349
Wachovia Bank Commercial Mortgage Trust REMIC, 0.24%, 06/15/20 (i) (r)	171	171
Washington Mutual Mortgage Pass-Through Certificates REMIC
1.77%, 02/25/31 (i)	—	—
2.37%, 01/25/36 (i)	1,002	993
4.33%, 08/25/36 (i)	4,805	4,319
1.51%, 08/25/42 (i)	100	91
1.31%, 11/25/42 (i)	58	56
0.46%, 10/25/45 (i)	125	114

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Wells Fargo Mortgage Backed Securities Trust REMIC
2.62%, 01/25/35 (i)	425	432
2.61%, 03/25/36 (i)	3,788	3,639
2.61%, 03/25/36 (i)	529	527
2.60%, 04/25/36 (i)	2,744	2,681
2.61%, 07/25/36 (i)	6,002	5,836
Wood Street CLO BV, 0.43%, 11/22/21 (i), EUR	1,788	2,148

Total Non-U.S. Government Agency Asset-Backed Securities (cost $443,502)		461,533

CORPORATE BONDS AND NOTES - 27.3%

CONSUMER DISCRETIONARY - 3.0%
Chrysler Group LLC Term Loan B, 4.25%, 05/24/17 (i)	1,995	1,980
Daimler Finance North America LLC
0.83%, 01/09/15 (i) (r)	8,450	8,451
1.65%, 04/10/15 (r)	9,125	9,145
1.30%, 07/31/15 (r)	21,100	21,188
1.88%, 01/11/18 (r)	5,500	5,519
MGM Resorts International
6.63%, 07/15/15	7,695	7,830
7.50%, 06/01/16	2,100	2,215
7.63%, 01/15/17 (e)	1,000	1,078
NBCUniversal Media LLC, 3.65%, 04/30/15	29,800	30,106
Time Warner Cable Inc., 3.50%, 02/01/15	1,400	1,403
Time Warner Inc., 3.15%, 07/15/15	15,581	15,800
Viacom Inc., 1.25%, 02/27/15	30,542	30,567

		135,282

CONSUMER STAPLES - 0.9%
SABMiller Holdings Inc., 1.85%, 01/15/15 (r)	34,935	34,954
Woolworths Ltd., 2.55%, 09/22/15 (p) (q)	5,000	5,062

		40,016

ENERGY - 2.0%
Gazprom OAO Via Gaz Capital SA
4.95%, 05/23/16	6,600	6,332
8.15%, 04/11/18	7,700	7,623
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/21	521	487
6.35%, 06/30/21 (r)	2,656	2,483
Petrobras Global Finance BV
1.85%, 05/20/16 (i)	600	573
2.00%, 05/20/16	700	669
2.60%, 03/17/17 (e) (i)	300	277
3.25%, 03/17/17	400	377
Petrobras International Finance Co.
3.88%, 01/27/16	1,300	1,276
6.13%, 10/06/16	100	100
3.50%, 02/06/17	700	668
5.88%, 03/01/18 (e)	1,300	1,269
8.38%, 12/10/18 (e)	700	744
7.88%, 03/15/19	16,800	17,680
Petroleos Mexicanos, 8.00%, 05/03/19 (e)	2,700	3,193
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 09/30/20 (r)	3,840	4,119
Rosneft Finance SA
7.50%, 07/18/16	1,600	1,535
6.63%, 03/20/17	3,000	2,790
Shell International Finance BV, 0.44%, 11/15/16 (i)	9,200	9,203
Statoil ASA, 0.69%, 11/08/18 (i)	29,300	29,344

		90,742

	Shares/Par (t)	Value
FINANCIALS - 17.9%
Ally Financial Inc.
8.30%, 02/12/15 (e)	26,730	26,871
4.63%, 06/26/15	9,645	9,717
3.50%, 07/18/16	7,220	7,301
5.50%, 02/15/17	16,000	16,800
4.75%, 09/10/18	2,065	2,137
7.50%, 09/15/20	1,279	1,500
American General Finance Corp., 5.40%, 12/01/15	5,300	5,432
American International Group Inc.
5.05%, 10/01/15	100	103
6.25%, 03/15/37 (i)	800	893
8.18%, 05/15/58 (i)	12,100	16,395
Banco de Credito e Inversiones, 3.00%, 09/13/17 (e) (r)	3,200	3,265
Bank of America Corp.
4.50%, 04/01/15	3,400	3,432
6.50%, 08/01/16	8,460	9,116
Bank of America NA
0.70%, 11/14/16 (i)	67,900	67,836
0.65%, 05/08/17 (i)	4,300	4,293
6.00%, 10/15/36	3,200	4,008
Bank of India, 6.25%, 02/16/21	3,100	3,483
Bank of Montreal, 2.85%, 06/09/15 (r)	1,800	1,818
Bank of Nova Scotia
1.65%, 10/29/15 (r)	1,700	1,715
1.95%, 01/30/17 (i) (r)	200	203
Barclays Bank Plc
2.75%, 02/23/15	16,900	16,944
7.63%, 11/21/22	2,800	3,062
7.75%, 04/10/23 (i)	12,800	13,952
BBVA Bancomer SA
4.50%, 03/10/16 (r)	1,200	1,236
6.50%, 03/10/21 (r)	2,400	2,599
Bear Stearns Cos. LLC, 5.30%, 10/30/15	3,200	3,318
Blackstone CQP Holdco LP, 9.30%, 03/31/19 (p) (q)	2,199	2,193
BPCE SA, 12.50%, (callable at 100 beginning 09/30/19) (m) (p) (q)	5,600	7,560
Caixa Economica Federal
2.38%, 11/06/17 (r)	3,200	3,020
4.25%, 05/13/19 (r)	5,800	5,655
CIT Group Inc., 4.75%, 02/15/15 (e) (r)	17,280	17,329
Citigroup Inc.
2.65%, 03/02/15 (e)	4,900	4,915
4.88%, 05/07/15	3,500	3,547
4.70%, 05/29/15	32,000	32,522
1.03%, 04/01/16 (i)	2,800	2,810
0.51%, 06/09/16 (i)	2,600	2,575
3.95%, 06/15/16	1,600	1,661
1.19%, 07/25/16 (i)	3,200	3,220
4.45%, 01/10/17	900	951
6.13%, 08/25/36	1,300	1,550
Credit Agricole SA
8.38% (callable at 100 beginning 10/13/19) (m) (r)	4,900	5,647
1.39%, 04/15/16 (i) (r)	5,000	5,045
Credit Suisse
0.54%, 03/11/16 (i)	15,900	15,894
0.72%, 05/26/17 (i)	9,000	8,989
Eksportfinans ASA, 2.38%, 05/25/16	1,900	1,904
Export-Import Bank of Korea, 5.88%, 01/14/15	9,700	9,719
Fifth Third Bancorp, 0.67%, 12/20/16 (i)	900	893
Ford Motor Credit Co. LLC
3.88%, 01/15/15	27,000	27,034
7.00%, 04/15/15	2,900	2,950

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
2.75%, 05/15/15	4,800	4,832
12.00%, 05/15/15	4,000	4,158
5.63%, 09/15/15	3,900	4,025
4.21%, 04/15/16	6,794	7,033
1.01%, 01/17/17 (i)	19,200	19,196
0.76%, 09/08/17 (i)	700	695
General Electric Capital Corp.
3.80%, 06/18/19 (p) (q)	3,700	3,931
6.38%, 11/15/67 (i)	5,000	5,362
Goldman Sachs Group Inc.
3.30%, 05/03/15	16,975	17,114
3.70%, 08/01/15	20,443	20,775
0.86%, 06/04/17 (i)	1,100	1,098
HSBC Finance Corp., 5.25%, 04/15/15	8,200	8,308
ICICI Bank Ltd., 4.75%, 11/25/16 (r)	13,600	14,213
International Lease Finance Corp., 8.63%, 09/15/15 (k)	29,150	30,389
Intesa Sanpaolo SpA, 2.38%, 01/13/17	9,000	9,079
JPMorgan Chase & Co.
3.70%, 01/20/15	6,700	6,711
1.88%, 03/20/15	20,500	20,562
1.10%, 10/15/15	12,362	12,386
3.15%, 07/05/16	1,600	1,645
1.06%, 05/30/17 (i), GBP	3,700	5,688
6.30%, 04/23/19	6,100	7,086
JPMorgan Chase Bank NA, 6.00%, 10/01/17	4,100	4,551
KBC Bank NV, 8.00%, 01/25/23	10,000	11,200
Korea Development Bank, 3.50%, 08/22/17	1,900	1,978
LBG Capital No.1 Plc, 8.50%, (callable at 100 beginning 12/17/21) (m) (r)	200	216
LBG Capital No.2 Plc
15.00%, 12/21/19 (v), GBP	13,400	28,655
8.88%, 02/07/20 (v), EUR	1,200	1,617
Macquarie Bank Ltd., 6.63%, 04/07/21 (r)	16,100	18,586
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	1,900	2,117
Morgan Stanley, 6.00%, 04/28/15	13,600	13,821
National Bank of Canada, 2.20%, 10/19/16 (i) (r)	400	409
Nationwide Building Society, 4.65%, 02/25/15 (r)	3,500	3,519
Northern Rock Plc, 5.63%, 06/22/17 (r)	16,000	17,531
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (r)	1,800	1,836
7.25%, 12/15/21 (r)	1,700	1,743
Prudential Financial Inc., 3.88%, 01/14/15	3,500	3,504
Regions Financial Corp., 5.75%, 06/15/15	2,200	2,246
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (e) (m) (r)	6,300	7,087
Sberbank, 5.50%, 07/07/15 (e)	7,000	6,930
SLM Corp.
6.25%, 01/25/16	18,244	18,974
8.45%, 06/15/18	11,002	12,267
5.50%, 01/15/19	100	102
Springleaf Finance Corp., 6.90%, 12/15/17	1,900	2,023
State Bank of India, 4.50%, 07/27/15 (r)	2,500	2,544
Stone Street Trust, 5.90%, 12/15/15 (r)	7,000	7,287
UBS AG, 4.75%, 05/22/23	3,000	3,027
UBS Preferred Funding Trust V, 6.24%, (callable at 100 beginning 05/15/16) (e) (m)	8,700	8,983
VTB Bank OJSC Via VTB Capital SA, 6.47%, 03/04/15 (p) (q)	4,800	4,767
Wells Fargo & Co.
7.98% (callable at 100 beginning 03/15/18) (m)	20,500	22,627
0.69%, 04/22/19 (i)	1,100	1,098
Wells Fargo Bank NA, 0.38%, 06/02/16 (i)	5,215	5,208

		815,751

	Shares/Par (t)	Value
HEALTH CARE - 0.1%
HCA Inc. Term Loan B-5, 2.91%, 03/31/17 (i)	5,870	5,819

INDUSTRIALS - 1.0%
Asciano Finance Ltd., 5.00%, 04/07/18 (r)	3,800	4,085
Con-way Inc., 7.25%, 01/15/18	1,400	1,591
CSN Islands XI Corp., 6.88%, 09/21/19 (e) (r)	500	464
Hellenic Railways Organization SA, 4.50%, 12/06/16, JPY	1,298,700	9,736
International Lease Finance Corp.
5.75%, 05/15/16	1,600	1,660
6.75%, 09/01/16 (r)	1,900	2,023
7.13%, 09/01/18 (r)	20,858	23,361
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (k) (r)	5,090	4,657

		47,577

INFORMATION TECHNOLOGY - 0.4%
Apple Inc., 2.85%, 05/06/21	2,200	2,251
Dell Inc., 2.30%, 09/10/15	3,250	3,253
Xerox Corp., 4.25%, 02/15/15	11,522	11,573

		17,077

MATERIALS - 0.2%
Braskem Finance Ltd., 5.75%, 04/15/21 (r)	4,100	4,131
Gerdau Holdings Inc.
7.00%, 01/20/20 (r)	3,600	3,892
5.75%, 01/30/21 (e) (r)	900	914

		8,937

TELECOMMUNICATION SERVICES - 0.9%
Qtel International Finance Ltd., 3.38%, 10/14/16 (r)	300	308
Sprint Nextel Corp.
6.00%, 12/01/16	1,800	1,883
9.13%, 03/01/17	4,000	4,400
Telecom Italia Capital SA, 5.25%, 10/01/15	471	480
Verizon Communications Inc.
2.50%, 09/15/16	6,719	6,870
1.99%, 09/14/18 (i)	2,300	2,393
3.65%, 09/14/18	7,300	7,714
3.00%, 11/01/21	3,600	3,550
3.50%, 11/01/24	15,900	15,622

		43,220

UTILITIES - 0.9%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19 (r)	5,000	5,100
Dynegy Finance I Inc.
6.75%, 11/01/19 (r)	12,600	12,820
7.38%, 11/01/22 (r)	6,000	6,105
7.63%, 11/01/24 (r)	2,100	2,142
Entergy Corp., 3.63%, 09/15/15 (l)	5,200	5,274
Majapahit Holding BV
8.00%, 08/07/19 (e) (r)	2,200	2,550
7.75%, 01/20/20 (r)	5,000	5,788

		39,779

Total Corporate Bonds and Notes (cost $1,238,710)		1,244,200

GOVERNMENT AND AGENCY OBLIGATIONS - 63.7%

GOVERNMENT SECURITIES - 39.4%

Federal Home Loan Mortgage Corp. - 3.0% (w)
Federal Home Loan Mortgage Corp.
1.00%, 09/29/17 (o)	18,100	18,063
0.75%, 01/12/18 (o)	94,100	92,757
3.75%, 03/27/19	5,100	5,551
1.75%, 05/30/19	1,200	1,207
1.25%, 10/02/19	20,100	19,665

		137,243

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Federal National Mortgage Association - 0.1% (w)
Federal National Mortgage Association
0.88%, 12/20/17 - 05/21/18	4,800	4,738
1.88%, 09/18/18	1,000	1,016

		5,754

Municipals - 5.1%
Bay Area Toll Authority, 7.04%, 04/01/50	5,500	8,179
California Infrastructure & Economic Development Bank, 6.49%, 05/15/49	1,000	1,252
California State University, 6.43%, 11/01/30	1,400	1,735
California Statewide Communities Development Authority, 7.55%, 05/15/40	5,500	7,412
Calleguas - Las Virgenes Public Financing Authority, 5.94%, 07/01/40	1,100	1,335
Chicago Transit Authority
6.30%, 12/01/21	90	97
6.90%, 12/01/40 - 12/01/40	4,100	5,177
City of New York, 6.27%, 12/01/37	6,560	8,720
City of North Las Vegas, Nevada, 6.57%, 06/01/40	9,200	8,333
County of Clark Nevada Airport System, 6.82%, 07/01/45	1,600	2,346
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	13,800	18,546
Golden State Tobacco Securitization Corp., 5.75%, 06/01/47	6,900	5,680
Illinois Municipal Electric Agency, 6.83%, 02/01/35	1,800	2,216
Irvine Ranch Water District, 6.62%, 05/01/40	16,800	22,361
Los Angeles County Public Works Financing Authority, 7.62%, 08/01/40	9,000	13,132
Los Angeles Unified School District, 6.76%, 07/01/34	3,100	4,319
Los Angeles Unified School District (insured by National Public Finance Guarantee Corp.), 4.50%, 01/01/28	2,800	3,004
Mississippi Development Bank, 6.31%, 01/01/33	1,500	1,900
New Jersey Economic Development Authority (insured by Assured Guaranty Municipal Corp.) - Series B, 0.00%, 02/15/19 (j)	5,410	4,809
New Jersey State Turnpike Authority, 7.41%, 01/01/40	5,800	8,716
New Jersey Transportation Trust Fund Authority, 5.25%, 06/15/36	1,900	2,097
New York City Water & Sewer System, 5.79%, 06/15/41	4,000	4,531
New York State Dormitory Authority, 5.05%, 09/15/27	4,700	5,439
North Carolina Turnpike Authority, 6.70%, 01/01/39	2,000	2,269
Pennsylvania Economic Development Financing Authority, 6.53%, 06/15/39	1,900	2,301
Port Authority of New York & New Jersey, GO, 5.65%, 11/01/40	1,100	1,349
San Diego Tobacco Settlement Revenue Funding Corp., 7.13%, 06/01/32	680	662
State of California
7.70%, 11/01/30	100	126
7.50%, 04/01/34	7,600	11,298
7.95%, 03/01/36	10,100	12,486
7.55%, 04/01/39	7,900	12,191
7.60%, 11/01/40	16,800	26,214
State of Iowa, 6.75%, 06/01/34	4,100	4,743

	Shares/Par (t)	Value
State of Wisconsin (insured by Assured Guaranty Municipal Corp.), 5.05%, 05/01/18	1,500	1,662
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	165	165
Tobacco Settlement Authority of West Virginia, 7.47%, 06/01/47	1,565	1,342
University of California
6.40%, 05/15/31	5,500	6,868
6.55%, 05/15/48	1,500	2,051
Washington State Convention Center Public Facilities District, 6.79%, 07/01/40	5,600	7,035

		234,098

Sovereign - 10.5%
Autonomous Community of Andalusia, Spain, 5.20%, 07/15/19, EUR	800	1,123
Autonomous Community of Valencia, Spain, 4.38%, 07/16/15, EUR	1,100	1,351
Banco Nacional de Desenvolvimento Economico e Social
3.38%, 09/26/16 (r)	1,700	1,706
4.13%, 09/15/17 (r), EUR	1,000	1,216
Bonos Y Oblig Del Estado, 4.20%, 01/31/37, EUR	1,100	1,668
Brazil Letras do Tesouro Nacional, 0.00%, 10/01/15 - 07/01/18 (j), BRL	336,800	113,765
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/25, BRL	10,900	3,590
Eksportfinans ASA, 5.50%, 06/26/17	2,600	2,771
Hellenic Republic Government International Bond, 5.25%, 02/01/16, JPY	1,382,000	10,442
Italy Buoni Poliennali Del Tesoro
3.75%, 08/01/15 - 09/01/24, EUR	51,500	66,985
3.00%, 11/01/15, EUR	29,400	36,323
1.15%, 05/15/17, EUR	4,000	4,899
Japan Government Bond, 1.70%, 09/20/44, JPY	2,040,000	18,830
Korea Development Bank, 4.38%, 08/10/15	7,200	7,350
Korea Housing Finance Corp., 4.13%, 12/15/15 (r)	2,900	2,978
Mexico Bonos
8.00%, 06/11/20, MXN	356,500	27,196
7.75%, 05/29/31, MXN	7,400	570
Province of Ontario, Canada
1.00%, 07/22/16	1,100	1,105
1.60%, 09/21/16	66,200	67,104
5.50%, 06/02/18, CAD	700	682
3.00%, 07/16/18	500	524
4.40%, 06/02/19, CAD	1,700	1,631
1.65%, 09/27/19 (e)	2,900	2,867
4.40%, 04/14/20 (e)	8,400	9,348
4.20%, 06/02/20, CAD	2,300	2,210
4.00%, 06/02/21, CAD	5,400	5,167
3.15%, 06/02/22, CAD	5,900	5,369
Province of Quebec, Canada
4.25%, 12/01/21, CAD	6,800	6,607
3.50%, 12/01/22, CAD	2,300	2,135
Slovenia Government International Bond, 5.25%, 02/18/24 (e)	2,100	2,307
Spain Government Bond
3.30%, 07/30/16, EUR	19,400	24,509
4.25%, 10/31/16, EUR	9,200	11,900
2.10%, 04/30/17, EUR	6,200	7,779
5.50%, 07/30/17, EUR	1,000	1,363
4.50%, 01/31/18, EUR	8,600	11,629
4.70%, 07/30/41, EUR	4,800	7,775
5.15%, 10/31/44 (r), EUR	1,100	1,903

		476,677

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Treasury Inflation Index Securities - 15.1%
U.S. Treasury Inflation Indexed Note
1.25%, 07/15/20 (n) (o)	20,032	21,045
1.13%, 01/15/21 (n) (o)	8,575	8,920
0.63%, 07/15/21 (n) (o)	64,754	65,660
0.63%, 07/15/21 (n)	3,476	3,525
0.13%, 01/15/22 (n) (o)	7,868	7,665
0.13%, 07/15/22 (n)	44,913	43,815
0.38%, 07/15/23 (n) (o)	11,427	11,314
2.38%, 01/15/25 - 01/15/27 (n)	217,026	257,414
2.00%, 01/15/26 (n)	88,404	101,423
1.75%, 01/15/28 (n) (o)	92,368	104,729
3.63%, 04/15/28 (n)	294	404
2.50%, 01/15/29 (n)	47,885	59,553
3.88%, 04/15/29 (n)	1,444	2,071

		687,538

U.S. Treasury Securities - 5.6%
U.S. Treasury Bond
3.13%, 02/15/43	56,400	60,595
3.75%, 11/15/43	1,200	1,443
3.63%, 02/15/44	12,400	14,603
3.38%, 05/15/44	6,100	6,872
3.13%, 08/15/44 (g)	81,500	87,740
3.00%, 11/15/44	32,300	33,945
U.S. Treasury Note
0.63%, 09/30/17 (o)	17,000	16,810
0.75%, 10/31/17 - 12/31/17 (o)	23,100	22,902
2.25%, 11/15/24	10,200	10,269

		255,179

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 24.3%

Federal Home Loan Mortgage Corp. - 1.1%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16 - 05/01/40	9,151	10,368
5.50%, 05/01/26 - 08/15/40	8,153	9,122
2.48%, 07/01/27 (i)	1	1
4.50%, 01/15/45, TBA (g)	13,000	14,087
6.00%, 01/15/45, TBA (g)	1,000	1,132
REMIC, 7.00%, 05/15/23	100	111
REMIC, 0.61%, 11/15/30 (i)	2	2
REMIC, 4.50%, 03/15/34	9,133	9,946
REMIC, 0.21%, 12/25/36 (i)	793	789
REMIC, 3.50%, 01/15/42	4,199	4,216
REMIC, 1.32%, 02/25/45 (i)	57	58

		49,832
Federal National Mortgage Association - 21.9%
Federal National Mortgage Association
4.50%, 02/01/15 - 07/01/42	39,852	42,684
4.00%, 07/01/15 - 10/01/31	57,786	61,666
6.00%, 05/01/16 - 05/01/41	89,673	101,752
5.50%, 06/01/16 - 09/01/41	130,509	146,180
3.50%, 06/01/20 - 06/01/29	26,554	28,133
3.00%, 04/01/21 - 05/01/29	15,346	16,007
3.89%, 07/01/21	2,781	3,022
3.33%, 11/01/21	95	100
3.16%, 05/01/22	12,882	13,524
2.59%, 07/01/22	5,361	5,412
2.31%, 08/01/22	4,000	3,971
5.00%, 05/01/23 - 06/01/41	9,608	10,647
2.87%, 09/01/27	2,800	2,782
6.50%, 07/01/29	—	—
3.50%, 01/15/30 - 01/15/45, TBA (g)	58,000	60,509
4.00%, 01/15/30 - 01/15/45, TBA (g)	146,000	155,739
3.00%, 02/15/30, TBA (g)	42,000	43,562
2.07%, 01/01/35 (i)	1,118	1,193
1.52%, 09/01/40 (i)	3	3

	Shares/Par (t)	Value
1.32%, 06/01/43 (i)	301	310
4.50%, 01/15/45 - 02/15/45, TBA (g)	107,000	116,017
5.00%, 01/15/45 - 02/15/45, TBA (g)	106,000	117,032
5.50%, 01/15/45, TBA (g)	38,000	42,504
6.00%, 01/15/45, TBA (g)	11,000	12,474
REMIC, 5.00%, 04/25/33	171	187
REMIC, 2.19%, 05/25/35 (i)	68	70
REMIC, 0.23%, 07/25/37 (i)	448	435
REMIC, 0.67%, 06/25/39 (i)	9,667	9,759
REMIC, 6.50%, 12/25/42	46	52
REMIC, 0.52%, 03/25/44 (i)	237	237

		995,963

Government National Mortgage Association - 1.0%
Government National Mortgage Association
1.63%, 05/20/26 - 02/20/32 (i)	114	118
2.00%, 04/20/30 (i)	5	5
5.00%, 02/15/38 - 07/15/41	41,321	45,691

		45,814

Small Business Administration Participation Certificates - 0.3%
Small Business Administration Participation Certificates
6.29%, 01/01/21	7	7
5.13%, 09/01/23	16	17
5.52%, 06/01/24	296	326
5.29%, 12/01/27	457	505
5.16%, 02/01/28	6,065	6,704
5.49%, 03/01/28	5,551	6,180

		13,739

Total Government and Agency Obligations (cost $2,889,837)		2,901,837

PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
Wells Fargo & Co., 7.50% - Series L (m) (v)	5	6,075

Total Preferred Stocks (cost $6,056)		6,075

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
GMAC Capital Trust I, 8.13% (callable at 25 beginning 02/15/16)	740	19,521

Total Trust Preferreds (cost $18,500)		19,521

OTHER EQUITY INTERESTS - 0.0%
General Motors Co. Escrow (c) (f) (q) (u) (v)	128	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 10.8%

Certificates of Deposit - 0.8%
Banco Bilbao Vizcaya Argentaria, 1.08%, 05/16/16 (i)	$11,500	11,489
Credit Suisse, 0.47%, 03/17/15 (i)	3,300	3,300
Intesa Sanpaolo SpA, 1.65%, 04/07/15	8,200	8,215
Intesa Sanpaolo SpA/New York NY, 1.61%, 04/11/16 (i)	14,900	14,926

		37,930
Commercial Paper - 0.1%
Ford Motor Credit Co. LLC, 0.68%, 04/06/15 (r)	4,800	4,793

Federal Home Loan Bank - 4.9% (w)
Federal Home Loan Bank
0.06%, 01/16/15 - 01/21/15	25,400	25,399
0.08%, 01/23/15 - 01/29/15	86,300	86,295
0.11%, 02/04/15	97,900	97,890
0.12%, 03/13/15	1,100	1,100
0.16%, 03/20/15	9,900	9,899

		220,583

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Federal Home Loan Mortgage Corp. - 1.9% (w)
Federal Home Loan Mortgage Corp.
0.05%, 02/05/15	1,500	1,500
0.06%, 02/09/15	13,700	13,699
0.09%, 02/13/15	17,600	17,598
0.11%, 02/25/15	400	400
0.14%, 05/14/15	52,100	52,087

		85,284

Federal National Mortgage Association - 0.0% (w)
Federal National Mortgage Association, 0.10%, 03/27/15	400	400

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	37,769	37,769

Treasury Securities - 2.3%
Mexico Cetes
0.20%, 01/08/15, MXN	44,890	30,406
0.20%, 01/22/15, MXN	15,770	10,670
0.20%, 02/05/15, MXN	92,680	62,636
U.S. Treasury Bill
0.02%, 01/29/15 (o)	$1,368	1,368
0.07%, 05/14/15 (o)	531	531
0.07%, 05/21/15 (o)	541	541
		106,151
Total Short Term Investments (cost $506,218)		492,911
Total Investments - 112.4% (cost $5,102,823)		5,126,077
Other Assets and Liabilities, Net - (12.4%)		(566,398)
Total Net Assets - 100.0%		$4,559,679

JNL/PPM America Floating Rate Income Fund

CORPORATE BONDS AND NOTES - 4.0%

CONSUMER DISCRETIONARY - 0.9%
BC Mountain LLC, 7.00%, 02/01/21 (r)	$100	$85
Beazer Homes USA Inc., 5.75%, 06/15/19	1,000	960
Churchill Downs Inc., 5.38%, 12/15/21	420	420
DreamWorks Animation SKG Inc., 6.88%, 08/15/20 (r)	306	314
Gibson Brands Inc., 8.88%, 08/01/18 (r)	194	186
GLP Capital LP
4.88%, 11/01/20	311	315
5.38%, 11/01/23	243	251
Hillman Group Inc., 6.38%, 07/15/22 (r)	305	293
KB Home, 7.50%, 09/15/22	234	248
Live Nation Entertainment Inc., 5.38%, 06/15/22 (r)	646	646
Men’s Wearhouse Inc., 7.00%, 07/01/22 (r)	246	253
MGM Resorts International, 6.75%, 10/01/20	804	844
Neiman Marcus Group Ltd. Inc., 8.75%, 10/15/21 (y) (r)	1,000	1,060
Netflix Inc., 5.75%, 03/01/24 (r)	1,070	1,113
PC Nextco Holdings LLC, 8.75%, 08/15/19 (y)	888	892
PVH Corp., 4.50%, 12/15/22	229	226
Regal Entertainment Group, 5.75%, 03/15/22	800	764
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	131	138
RSI Home Products Inc., 6.88%, 03/01/18 (r)	556	581
Sally Holdings LLC, 5.50%, 11/01/23	494	516
Seminole Hard Rock Entertainment Inc., 5.88%, 05/15/21 (r)	427	423

	Shares/Par (t)	Value
Springs Industries Inc., 6.25%, 06/01/21	471	469
Tempur Sealy International Inc., 6.88%, 12/15/20	121	129
TRW Automotive Inc., 4.45%, 12/01/23 (r)	550	553
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	1,000	1,032
WideOpenWest Finance LLC, 10.25%, 07/15/19	1,000	1,041
Wolverine World Wide Inc., 6.13%, 10/15/20	132	139

		13,891

CONSUMER STAPLES - 0.3%
B&G Foods Inc., 4.63%, 06/01/21	549	536
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (r)	394	384
HJ Heinz Co., 4.25%, 10/15/20	1,506	1,521
JBS Investments GmbH, 7.25%, 04/03/24 (r)	2,490	2,446
Prestige Brands Inc., 5.38%, 12/15/21 (r)	135	133
TreeHouse Foods Inc., 4.88%, 03/15/22	405	410

		5,430

ENERGY - 0.7%
Arch Coal Inc., 8.00%, 01/15/19 (r)	591	328
Calumet Specialty Products Partners LP, 6.50%, 04/15/21 (r)	1,000	890
Chesapeake Energy Corp., 3.48%, 04/15/19 (i)	1,383	1,355
DCP Midstream LLC, 5.85%, 05/21/43 (r) (i)	1,344	1,304
Energy XXI Gulf Coast Inc., 6.88%, 03/15/24 (r)	1,732	935
EnQuest Plc, 7.00%, 04/15/22 (r)	1,000	620
Hercules Offshore Inc., 7.50%, 10/01/21 (r)	308	135
Parker Drilling Co., 7.50%, 08/01/20	712	570
PVR Partners LP, 6.50%, 05/15/21	1,119	1,130
Regency Energy Partners LP
5.88%, 03/01/22	876	874
5.00%, 10/01/22	81	77
Rosetta Resources Inc., 5.88%, 06/01/22	1,975	1,777
Seadrill Ltd., 6.13%, 09/15/17 (k) (r)	750	664
Tesoro Corp., 5.13%, 04/01/24	842	836

		11,495

FINANCIALS - 0.2%
AerCap Ireland Capital Ltd., 3.75%, 05/15/19 (r)	1,333	1,320
Santander UK Plc, 5.00%, 11/07/23 (r)	768	811
Stena AB, 7.00%, 02/01/24 (r)	1,498	1,370

		3,501

HEALTH CARE - 0.3%
Capsugel SA, 7.00%, 05/15/19 (r) (y)	595	601
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22 (r)	274	280
HCA Inc., 3.75%, 03/15/19	623	624
JLL/Delta Dutch Newco BV, 7.50%, 02/01/22 (r)	698	709
Pinnacle Merger Sub Inc., 9.50%, 10/01/23 (r)	617	666
Tenet Healthcare Corp., 6.00%, 10/01/20	570	612
Valeant Pharmaceuticals International Inc., 6.75%, 08/15/18 (r)	1,000	1,064

		4,556

INDUSTRIALS - 0.5%
Algeco Scotsman Global Finance Plc, 10.75%, 10/15/19 (r)	1,000	860
Aviation Capital Group Corp., 3.88%, 09/27/16 (r)	1,346	1,380
Bombardier Inc.
6.00%, 10/15/22 (r)	1,009	1,019
6.13%, 01/15/23 (r)	585	597

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
International Lease Finance Corp., 4.63%, 04/15/21	1,649	1,678
Meritor Inc., 6.25%, 02/15/24	815	827
United Continental Holdings Inc., 6.00%, 07/15/26	1,000	963
United Rentals North America Inc., 8.38%, 09/15/20	1,000	1,072

		8,396

INFORMATION TECHNOLOGY - 0.4%
Boxer Parent Co. Inc., 9.00%, 10/15/19 (r) (y)	1,657	1,408
Entegris Inc., 6.00%, 04/01/22 (r)	1,273	1,289
First Data Corp., 7.38%, 06/15/19 (r) NXP BV	483	508
5.75%, 02/15/21 (r)	212	223
5.75%, 03/15/23 (r)	242	255
Sanmina Corp., 4.38%, 06/01/19 (r)	1,354	1,344
ViaSat Inc., 6.88%, 06/15/20	1,008	1,048

		6,075

MATERIALS - 0.2%
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (r)	331	344
Cemex SAB de CV, 4.98%, 10/15/18 (i) (r)	1,000	1,028
Rain CII Carbon LLC, 8.25%, 01/15/21 (r)	1,000	1,023
Signode Industrial Group Lux SA, 6.38%, 05/01/22 (r)	1,088	1,061

		3,456

TELECOMMUNICATION SERVICES - 0.2%
Frontier Communications Corp., 6.88%, 01/15/25	1,021	1,021
Inmarsat Finance Plc, 4.88%, 05/15/22 (r)	1,519	1,504
Sprint Corp., 7.13%, 06/15/24	624	580

		3,105

UTILITIES - 0.3%
AES Corp.
3.23%, 06/01/19 (i)	1,000	975
7.38%, 07/01/21	1,000	1,130
RJS Power Holdings LLC, 5.13%, 07/15/19 (r)	1,924	1,900

		4,005

Total Corporate Bonds and Notes (cost $65,847)		63,910

VARIABLE RATE SENIOR LOAN INTERESTS - 90.9% (i)

CONSUMER DISCRETIONARY - 27.4%
24 Hour Fitness Worldwide Inc. Term Loan B, 4.75%, 05/18/21	2,985	2,851
Acosta, Inc. Term Loan B, 5.00%, 08/14/21	5,000	4,993
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/11/21	6,387	6,309
Advantage Sales and Marketing Inc. Delayed Draw Term Loan, 4.25%, 07/11/21	213	210
Advantage Sales and Marketing, Inc. 2nd Lien Term Loan, 7.50%, 07/10/22	900	888
Affinion Group Replacement Term Loan, 6.75%, 10/10/16	1,920	1,794
AlliedBarton Security Services LLC Term Loan, 4.25%, 02/12/21	2,931	2,876
Allison Transmission Inc. Term Loan, 3.75%, 08/08/19	5,271	5,203
AMAYA Holdings BV Term Loan, 5.00%, 07/29/21	6,284	6,217
AMC Entertainment Inc Term Loan B, 3.50%, 04/30/20	3,080	3,023
American Tire Distributors Inc. Delayed Draw Term Loan, 5.75%, 06/01/18	143	143

	Shares/Par (t)	Value
American Tire Distributors Inc. Term Loan, 5.75%, 06/19/18	3,579	3,570
Apex Tool Group LLC Term Loan B, 4.50%, 01/31/20	3,766	3,653
Aramark Corp. Term Loan
3.25%, 09/21/19	5,820	5,718
3.25%, 02/21/21	1,943	1,908
Ascend Learning LLC 1st Lien Term Loan
6.00%, 07/31/19	1,988	1,969
8.75%, 07/31/19	197	195
Atlantic Broadband Finance LLC Term Loan, 3.25%, 11/30/19	1,143	1,118
Autoparts Holdings Ltd. 1st Lien Term Loan
6.50%, 07/29/17	1,393	1,380
6.50%, 07/29/17	715	709
Bass Pro Group LLC Term Loan B, 3.75%, 11/20/19	4,227	4,160
Bombardier Recreational Products Inc. Term Loan B, 4.00%, 01/31/19	5,771	5,636
Borgata Term Loan B, 6.75%, 08/15/18	3,050	3,022
Boyd Gaming Corp. Term Loan B, 4.00%, 08/15/20	3,754	3,676
Burger King NewCo Term Loan B, 4.50%, 09/25/21	7,000	6,970
Burlington Coat Factory Warehouse Corp. Term, 4.25%, 07/24/21	2,993	2,950
Caesars Entertainment Corp. Term Loan, 9.75%, 03/01/17	3,098	2,674
Caesars Entertainment Resort Properties LLC 1st Lien Term Loan, 7.00%, 10/11/20	4,455	4,145
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21	3,162	2,880
Camping World Inc. Term Loan B
5.75%, 02/14/20	2,905	2,898
5.75%, 02/14/20	38	38
Centerplate Inc. Term Loan, 4.75%, 11/13/19	1,489	1,459
Cequel Communications LLC Term Loan, 3.50%, 02/14/19	5,403	5,312
Charter Communications Operating LLC Term Loan E, 3.00%, 04/25/20	4,823	4,723
Charter Communications Operating LLC Term Loan F, 3.00%, 12/31/20	466	456
Charter Communications Term Loan, 4.25%, 08/12/21	830	835
Chrysler Group LLC Term Loan B
3.50%, 05/24/17	1,909	1,895
3.25%, 12/31/18	2,481	2,453
Cinemark USA Inc. Term Loan, 5.13%, 12/15/22	270	264
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	7,199	7,121
Clear Channel Communications Inc. Term Loan, 6.92%, 01/30/19	9,000	8,466
Coinmach Corp. Term Loan, 4.25%, 11/15/19	5,438	5,339
Cooper Standard Auto Term Loan, 4.00%, 03/27/21	2,483	2,439
Crossmark Holdings Inc. Term Loan, 4.50%, 12/21/19	2,455	2,396
CSC Holdings Inc. Term Loan, 2.67%, 04/25/20	2,326	2,271
Cumulus Media Inc. Term Loan, 4.25%, 12/23/20	3,593	3,480
David’s Bridal Inc. Initial Term Loan, 5.25%, 10/08/19	2,866	2,723
Dealer Tire, LLC 1st Lien Term Loan, 0.00%, 12/22/21 (z)	1,750	1,737
Ellucian Term Loan, 4.00%, 07/19/18	954	941

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Expro US Finco LLC Term Loan L 475, 5.75%, 08/11/21	3,500	2,853
Extended Stay America Term Loan, 5.00%, 05/27/19	3,000	2,991
Formula One Holdings Term Loan
4.75%, 07/30/21	8,137	7,926
7.75%, 07/29/22	1,250	1,213
Four Seasons Hotels Ltd. 2nd Lien Term Loan, 6.25%, 12/23/20 (f)	1,968	1,953
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20	2,297	2,245
Freedom Group Inc. Term Loan
5.50%, 04/19/19	499	485
5.50%, 04/19/19	2,434	2,367
Garda World Security Corp. Delayed Draw Term Loan, 4.00%, 11/05/20	403	393
Garda World Security Corp. Term Loan B, 4.00%, 11/05/20	1,577	1,535
Getty Images Inc. Initial Term Loan, 4.75%, 10/03/19	1,911	1,748
GNC Corp. Term Loan, 3.25%, 03/04/19	3,901	3,790
Goodyear Engineered Products 1st Lien Term Loan, 5.25%, 09/06/17	7,334	7,300
Harrah’s Operating Company Inc. Term Loan B-7, 9.75%, 03/01/17	643	555
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 09/23/20	2,622	2,588
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20	5,532	5,460
Hudson’s Bay Co. Initial Term Loan
4.75%, 10/07/20	510	509
4.75%, 10/07/20	170	170
4.75%, 10/07/20	340	339
4.75%, 10/07/20	85	85
IMG Worldwide Holdings Inc. 1st Lien Term Loan
5.25%, 03/19/21	3,645	3,516
5.25%, 03/19/21	335	323
Information Resources Inc. Term Loan, 4.75%, 09/26/20	1,150	1,144
Information Resources Inc. Term Loan B
4.75%, 09/26/20	694	691
4.75%, 09/26/20	1,484	1,476
4.75%, 09/26/20	291	289
J. Crew Group Inc. New Term Loan B
4.00%, 03/05/21	1,741	1,637
4.00%, 03/05/21	1,330	1,251
4.00%, 03/05/21	435	409
4.00%, 03/05/21	1,531	1,439
4.00%, 03/05/21	1,749	1,644
Kasima LLC Term Loan, 3.25%, 05/23/21	1,205	1,178
Landry’s Inc. Term Loan B, 4.00%, 04/24/18	2,660	2,639
Leslie’s Poolmart Inc. Term Loan B, 4.25%, 10/16/19	1,975	1,918
Liberty Global Term Loan
4.50%, 12/24/21	1,750	1,702
7.75%, 06/23/23	550	550
Live Nation Entertainment Inc. Term Loan B-1, 3.50%, 08/14/20	2,913	2,876
Media General Inc. Term Loan B, 4.25%, 07/30/20	5,024	4,962
Mediacom Broadband Term Loan F, 2.64%, 03/31/18	2,481	2,425
Men’s Wearhouse Inc. Term Loan B, 4.50%, 04/15/21	2,988	2,969
MGM Resorts International Term Loan B, 3.50%, 12/20/19	8,154	7,924
Michaels Stores Inc. Term Loan
3.75%, 01/25/20	4,723	4,621

	Shares/Par (t)	Value
3.75%, 01/25/20	583	571
3.75%, 01/25/20	583	571
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19	6,059	5,811
MPG Holdco I Inc. Term Loan B, 4.50%, 10/10/21	2,481	2,468
Neiman Marcus Group Inc. Term Loan, 4.25%, 10/25/20	7,908	7,718
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/25/20	3,753	3,729
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/25/20	3,247	3,226
OneStopPlus Group Term Loan, 4.50%, 03/17/21 (f)	1,485	1,466
Orbitz Worldwide Inc. Term Loan C, 4.50%, 04/15/21	1,722	1,699
Party City Holdings Inc. Term Loan
4.00%, 07/27/19	2,341	2,285
4.00%, 07/27/19	2,295	2,240
4.00%, 07/27/19	2,049	2,000
4.00%, 07/27/19	289	282
4.00%, 07/27/19	257	251
Peninsula Gaming LLC Term Loan B, 4.25%, 11/20/17	3,252	3,221
PETCO Animal Supplies Inc. New Term Loan, 4.00%, 11/24/17	3,699	3,652
Pilot Travel Centers LLC Term Loan B, 4.25%, 10/01/21	4,000	4,002
Pinnacle Entertainment Inc. Term Loan B-2, 3.75%, 08/04/20	2,731	2,686
Polymer Group Inc. Additional Term Loan, 5.25%, 12/19/19	3,848	3,786
Quebecor Media Inc. Term Loan B-1, 3.25%, 07/29/20	3,950	3,787
Sabre Inc. Term Loan B, 4.00%, 02/19/19	3,119	3,059
Sabre Inc. Term Loan B-2, 4.50%, 02/19/19	2,970	2,914
Savers Inc. New Term Loan, 5.00%, 07/09/19	2,080	2,012
Scientific Games Corp. Term Loan
4.25%, 06/14/20	5,479	5,393
4.25%, 06/14/20	131	128
6.00%, 06/14/20	793	781
6.00%, 06/14/20	5,381	5,297
6.00%, 06/14/20	98	96
Scientific Games International Inc. Term Loan, 6.00%, 09/17/21	1,500	1,476
Seaworld Parks & Entertainment Inc. Term Loan B-2, 3.00%, 05/14/20	5,355	5,061
Seminole Hard Rock Entertainment Inc. Term Loan, 3.50%, 05/15/20	821	790
Service King Term Loan
4.75%, 09/22/21	224	223
4.75%, 09/22/21	25	25
ServiceMaster Co LLC Term Loan, 4.25%, 06/27/21	10,970	10,751
Sinclair Television Group Inc. Term Loan B
3.00%, 04/09/20	433	421
3.00%, 04/19/20	1,335	1,299
3.00%, 04/19/20	2,150	2,092
SOURCECORP Inc. Term Loan, 7.75%, 10/29/19 (f)	2,500	2,425
SRAM LLC Term Loan
4.00%, 04/10/20	665	643
4.00%, 04/10/20	85	83
4.00%, 04/10/20	2,748	2,659
Station GVR Acquisition LLC Term Loan B, 4.25%, 03/01/20	5,797	5,669
Tempur-Pedic International Inc. Term Loan B, 3.50%, 12/31/19	2,927	2,863

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
TI Group Automotive Systems, LLC New Term Loan B, 4.25%, 07/03/21	5,473	5,397
Tower Automotive Holdings USA LLC Term Loan, 4.00%, 04/23/20	985	966
Travelport Finance Sarl Term Loan, 6.00%, 08/15/21	3,500	3,488
Tribune Co. Initial Term Loan, 4.00%, 11/26/20	10,987	10,802
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	3,719	3,629
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	11,199	10,936
UPC Financing Partnership Term Loan AH, 3.25%, 06/30/21	3,883	3,781
USI Inc. Term Loan, 4.25%, 12/27/19	3,884	3,811
Varsity Brands Holding Co. Inc. Term Loan, 7.25%, 12/10/21	750	747
Visant Holding Corp. Term Loan, 7.00%, 08/15/21	4,978	4,828
Vogue International LLC Term Loan, 5.25%, 02/11/20 (f)	1,481	1,466
Waddington North America Inc. Term Loan
4.50%, 05/30/20	1,798	1,766
4.50%, 05/30/20	1,051	1,032
4.50%, 06/07/20	114	112
4.50%, 06/07/20	351	345
8.50%, 11/24/20	1,000	968
WaveDivision Holdings LLC Term Loan, 4.00%, 08/08/19	2,555	2,512
Weather Channel Term Loan, 3.50%, 02/11/17	2,884	2,808
Weather Co. Term Loan
7.00%, 12/21/20	2,016	1,919
7.00%, 12/21/20	984	936
Weight Watchers International Inc. Initial Term Loan B-2, 4.00%, 04/02/20	6,882	5,282
WideOpenWest Finance LLC Term Loan B, 4.75%, 04/01/19	5,449	5,405
WMG Acquisition Corp. Refinancing Term Loan, 3.75%, 07/06/20	2,963	2,844
Ziggo BV Term Loan B-1
3.25%, 01/15/22	260	253
3.25%, 01/15/22	4,547	4,414
Ziggo BV Term Loan B-2, 3.25%, 01/15/22	3,098	3,007
Ziggo BV Term Loan B-3, 3.50%, 01/15/22	5,095	4,946

		442,185

CONSUMER STAPLES - 6.1%
Albertson’s LLC Delayed Draw Term Loan, 4.75%, 03/21/19	3,000	2,977
Albertson’s LLC Term Loan B-2, 4.75%, 05/21/19	3,304	3,279
Albertsons LLC Term Loan B4, 4.50%, 08/10/21	1,500	1,498
ARAMARK Corp. Extended Term Loan, 3.65%, 07/26/16	123	122
ARAMARK Corp. Term Loan, 5.00%, 07/26/16	72	71
Arysta LifeScience SPC LLC 1st Lien Term Loan, 4.50%, 05/22/20	6,297	6,250
Arysta LifeScience SPC LLC 2nd Lien Term Loan, 8.25%, 11/20/20	500	497
Big Heart Pet Brands Term Loan, 3.50%, 07/31/20	4,698	4,487
BJ’s Wholesale Club Inc. Term Loan B, 4.50%, 11/01/19	7,432	7,281
CTI Foods Holding Co. LLC 1st Lien Term Loan, 4.50%, 06/20/20	2,963	2,925
D.E. Master Blenders Term Loan, 3.50%, 07/02/21	1,000	977

	Shares/Par (t)	Value
Del Monte 1st Lien Term Loan
4.25%, 01/26/21	1,967	1,788
4.25%, 01/26/21	18	16
Del Monte 2nd Lien Term Loan, 8.25%, 07/26/21	500	424
Dole Food Co. Inc. New Term Loan B
4.50%, 10/25/18	502	495
4.50%, 10/25/18	502	495
4.50%, 10/25/18	502	495
4.50%, 10/25/18	502	495
4.50%, 10/25/18	502	495
4.50%, 10/25/18	502	495
4.50%, 10/25/18	467	461
4.50%, 10/25/18	172	170
Dunkin Brands Inc. Term Loan B-4
3.25%, 02/07/21	2,872	2,788
3.25%, 02/07/21	5,454	5,294
Hearthside Group Holdings LLC 1st Lien Term Loan, 4.50%, 04/23/21	1,891	1,869
HJ Heinz Co. Term Loan B-2, 3.50%, 04/15/20	6,782	6,733
Hostess Brands Inc. Term Loan
6.75%, 03/11/20	3,194	3,234
6.75%, 03/11/20	280	283
JBS USA LLC Incremental Term Loan, 3.75%, 09/22/20	2,963	2,892
Pinnacle Foods Finance LLC Term Loan G, 3.25%, 04/16/20	1,712	1,658
Pinnacle Foods Finance LLC Term Loan H, 3.00%, 04/29/20	1,975	1,911
Portillo’s Holdings, LLC 1st Lien Term Loan L 375, 4.75%, 08/01/21	2,993	2,951
Reynolds Group Holdings Inc. New Dollar Term Loan, 4.00%, 12/26/18	1,789	1,754
Reynolds Group Holdings Inc.Term Loan
4.00%, 12/26/18	3,415	3,347
4.00%, 12/26/18	2,890	2,833
Rite Aid Corp. 2nd Lien Term Loan, 4.88%, 06/21/21	4,000	3,993
Rite Aid Corp. Term Loan, 3.50%, 02/21/20	1,970	1,958
Sprectrum Brands Inc. Term Loan, 3.50%, 08/13/19	3,891	3,849
Sun Products Corp. Term Loan B, 5.50%, 03/23/20	2,933	2,713
SUPERVALU Inc. New Term Loan, 4.50%, 03/21/19	5,910	5,795
U.S. Foodservice Inc. Term Loan, 4.50%, 03/31/19	6,895	6,842

		98,890

ENERGY - 5.4%
Alpha Natural Resources Inc. Term Loan B, 3.50%, 05/25/20	2,948	2,330
Arch Western Finance LLC Term Loan, 6.25%, 05/16/18	6,914	5,707
Astoria Energy LLC Term Loan B, 0.00%, 12/18/21 (z)	2,750	2,709
Bayonne Energy Center LLC Term Loan B, 4.50%, 07/02/21	679	667
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan, 8.75%, 04/02/21 (f)	2,800	2,450
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.50%, 05/12/21	700	625
Citgo Petroleum Corp. Term Loan B, 4.50%, 07/23/21	968	960
Drillships Financing Holding Inc. Term Loan B-1, 6.00%, 03/31/21	7,161	5,581
Eco Services Operations LLC Term Loan, 4.75%, 10/09/21 (f)	3,500	3,474

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Emerald Performance Materials, LLC 2nd Lien Term Loan, 7.75%, 07/23/22	900	874
Energy Future Intermediate Holding Company LLC Term Loan, 4.25%, 06/10/16	2,500	2,498
Energy Transfer Equity LP 1st Lien Term Loan, 3.25%, 11/15/19	3,000	2,884
EP Energy LLC Incremental Term Loan, 4.50%, 04/24/19	1,481	1,421
EquiPower Resources Holdings LLC 1st Lien Term Loan, 4.25%, 12/20/18	1,979	1,965
Equipower Resources Term Loan, 4.25%, 12/31/19	2,957	2,937
Fieldwood Energy LLC 1st Lien Term Loan
0.00%,09/28/18 (z)	—	—
3.88%, 09/28/18	2,048	1,935
3.88%, 09/28/18	103	98
3.88%, 09/28/18	615	581
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20	3,100	2,251
Floatel International Ltd. Term Loan, 6.00%, 05/22/20 (f)	2,978	2,382
Jonah Energy LLC 2nd Lien Term Loan, 7.50%, 05/07/21 (f)	2,300	1,955
MRC Global Inc. New Term Loan, 5.00%, 11/14/19	2,963	2,718
Ocean Rig UDW Inc. Term Loan, 5.50%, 07/18/21	2,494	1,995
Oxbow Carbon LLC 2nd Lien Term Loan, 8.00%, 01/19/20	1,000	877
Oxbow Carbon LLC Term Loan B, 4.25%, 07/19/19	2,775	2,550
Pacific Drilling SA Term Loan, 4.50%, 06/03/18	3,940	3,237
Peabody Energy Corp. Term Loan, 4.25%, 09/20/20	4,938	4,444
Quicksilver Resources Inc. 2nd Lien Term Loan, 7.00%, 06/21/19	4,000	3,008
Samson Investment Co. Term Loan 1, 5.00%, 09/25/18	4,350	3,413
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21	9,803	7,583
Sheridan Production Partners I-A LP Term Loan B-2, 4.25%, 10/05/19	428	364
Sheridan Production Partners I-M LP Term Loan B-2, 4.25%, 10/05/19	262	223
TPF Generation Holdings, LLC Term Loan, 5.50%, 09/26/21	2,000	1,997
Vantage Delware Holdings LLC Term Loan, 5.75%, 03/28/19	1,965	1,464
Walter Energy Inc. Term Loan, 7.25%, 03/04/18	227	176
Western Refining Inc. Term Loan B, 4.25%, 11/25/20	2,970	2,881
Wheelabrator Technologies Inc. Term Loan
5.00%, 10/15/21	3,352	3,364
5.00%, 10/15/21	148	148

		86,726

FINANCIALS - 4.7%
AmWINS Group Inc. Term Loan
5.00%, 09/06/19	1,118	1,106
5.00%, 09/06/19	2,405	2,379
Asurion LLC Incremental Term Loan, 4.25%, 06/20/20	4,665	4,502
Asurion LLC Term Loan
5.00%, 05/24/19	6,367	6,275
5.00%, 05/24/19	1,000	985
BATS Global Markets Inc. Term Loan B, 5.00%, 01/16/20	476	472

	Shares/Par (t)	Value
Capital Automotive LP 2nd Lien Term Loan, 6.00%, 04/25/20	1,250	1,244
Capital Automotive LP Term Loan B, 4.00%, 04/19/19	6,216	6,076
CPA Global Ltd. 1st Lien Term Loan, 4.50%, 11/21/20	1,985	1,970
Delos Finance SARL Term Loan, 3.50%, 02/26/21	3,000	2,969
DTZ U.S. Borrower, LLC 1st Lien Term Loan, 5.50%, 10/28/21	1,567	1,559
DTZ US Borrower LLC Delayed Draw Term Loan, 5.50%, 10/28/21	933	929
Duff & Phelps Corp. 1st Lien Term Loan, 4.50%, 04/23/20	1,464	1,445
Everest Acquisition LLC Term Loan B-3, 3.50%, 05/24/18	333	316
Guggenheim Partners Investment Management Holdings LLC Initial Term Loan, 4.25%, 07/17/20	2,560	2,532
Harbourvest Partners LP Extended Term Loan, 3.25%, 02/04/21 (f)	1,274	1,227
HUB International Ltd. Term Loan B, 4.25%, 09/17/20	5,950	5,749
Ipreo Term Loan, 4.25%, 07/11/21	2,000	1,955
LPL Holdings Inc. Incremental Term Loan B, 3.25%, 03/29/19	3,910	3,861
National Financial Partners Corp. Term Loan B, 4.50%, 07/01/20	3,459	3,416
Realogy Corp. Extended Term Loan, 4.40%, 10/10/16	34	33
Realogy Corp. Term Loan, 3.75%, 03/05/20	6,978	6,821
SAM Finance Lux S.A.R.L. Term Loan, 4.25%, 12/10/20	1,474	1,463
Sheridan Investment Partners I LLC Term Loan B-2, 4.25%, 10/05/19	3,232	2,750
Sheridan Production Partners II LP Term Loan, 4.25%, 12/16/20 (f)	1,667	1,317
Sheridan Production Partners II LP Term Loan A, 4.25%, 12/16/20 (f)	231	183
Sheridan Production Partners II LP Term Loan M, 4.25%, 12/16/20 (f)	86	68
Stena AB Term Loan
4.00%, 02/24/21	2,463	2,185
4.00%, 02/24/21	2,500	2,219
TCW Group Inc. Term Loan, 3.00%, 02/06/20	1,274	1,222
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19	1,295	1,233
Vantiv LLC Term Loan B, 3.75%, 06/13/21	498	491
Walter Investment Management Corp. Term Loan, 4.75%, 12/19/20	4,462	4,016

		74,968

HEALTH CARE - 11.0%
Accellent Inc. 1st Lien Term Loan, 4.50%, 02/21/21	3,970	3,874
Akorn Inc. Incremental Term Loan, 4.50%, 04/16/21	2,000	1,981
Akorn Inc. Term Loan B, 4.50%, 11/13/20	2,000	1,981
Alere Inc. Term Loan B, 4.31%, 06/30/17	1,935	1,913
Alliance Healthcare Services Inc. Term Loan
4.25%, 06/03/19	143	141
4.25%, 06/03/19	491	483
4.25%, 06/03/19	500	493
4.25%, 06/03/19	572	563
4.25%, 06/03/19	357	352
4.25%, 06/03/19	429	422
4.25%, 06/03/19	465	457

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Amneal Pharmaceuticals LLC Term Loan B, 0.00%, 11/01/19 (z)	750	747
Amsurg Corp. Term Loan B, 3.75%, 07/08/21	1,035	1,024
Ardent Medical Services Inc. Term Loan, 6.75%, 05/02/18	2,375	2,369
ATI Holdings Inc. 1st Lien Term Loan
5.25%, 12/20/19	495	493
5.25%, 02/01/20	982	978
Aveta Inc. Term Loan
9.75%, 10/23/17 (f)	732	702
9.75%, 10/23/17 (f)	532	511
Biomet Inc. Incremental Term Loan
3.67%, 07/25/17	752	748
3.67%, 07/25/17	762	758
3.67%, 07/25/17	396	393
3.67%, 07/25/17	13	13
BPA Laboratories Inc. Term Loan
2.73%, 07/03/17	1,028	918
2.73%, 07/13/17	894	779
Capsugel Holdings US Inc. Incremental Term Loan, 3.50%, 08/01/18	4,692	4,569
CareCore National LLC Term Loan, 5.50%, 02/12/21	2,985	2,948
Catalent Pharma Solutions Inc. Term Loan, 4.25%, 05/08/21	5,970	5,910
Community Health Systems Inc. Term Loan D
4.25%, 01/27/21	4,158	4,143
4.25%, 01/27/21	100	100
Convatec Inc. Dollar Term Loan, 4.00%, 12/22/16	2,728	2,714
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	4,903	4,843
Emdeon Business Services LLC Term Loan
3.75%, 11/17/18	121	119
3.75%, 11/17/18	215	211
3.75%, 11/17/18	1,494	1,465
3.75%, 11/17/18	894	877
3.75%, 11/17/18	4,101	4,022
Emergency Medical Services Corp. Term Loan
4.00%, 05/05/18	2,683	2,663
4.00%, 05/05/18	285	283
4.00%, 05/05/18	1,271	1,261
Envision Acquisition Co. 2nd Lien Term Loan, 9.75%, 09/23/21	276	274
Envision Acquisition Co. Term Loan, 5.75%, 09/23/20	2,467	2,455
Gentiva Health Services Inc. Term Loan B, 6.50%, 10/15/19	2,474	2,466
Grifols Worldwide Operations USA Inc. Term Loan, 3.17%, 03/05/21	3,970	3,910
HCA Inc. Term Loan B-4, 3.01%, 05/01/18	2,434	2,410
IASIS Healthcare LLC Term Loan B, 4.50%, 02/20/20	3,883	3,841
Ikaria Inc. 1st Lien Term Loan, 5.00%, 02/03/21	1,878	1,866
Ikaria Inc. 2nd Lien Term Loan, 8.75%, 02/03/22	1,000	983
Impax Laboratories Inc. Term Loan, 0.00%, 01/06/21 (f) (z)	3,000	2,985
IMS Health Inc. New Term Loan B
3.50%, 03/17/21	3,086	3,009
3.50%, 03/17/21	3,635	3,544
3.50%, 03/17/21	961	937
Kindred Healthcare Inc. New Term Loan B, 4.00%, 04/09/21	2,963	2,861
Kinetic Concepts Inc. Term Loan E, 4.00%, 05/04/18	6,656	6,548
Mallinckrodt International Finance S.A. Term Loan B, 3.25%, 03/14/21	2,481	2,430

	Shares/Par (t)	Value
Millenium Laboratories LLC Term Loan B, 5.25%, 04/17/21	6,965	6,919
Multiplan Inc. Term Loan, 3.75%, 03/21/21	11,869	11,519
NBTY Inc. Term Loan
3.50%, 10/01/17	1,655	1,604
3.50%, 10/01/17	197	191
3.50%, 10/01/17	132	128
One Call Medical Inc. 1st Lien Term Loan, 5.00%, 11/20/20	2,970	2,933
Onex Carestream Finance LP 1st Lien Term Loan, 5.00%, 06/07/19	5,310	5,277
Onex Carestream Finance LP Term Loan, 9.50%, 12/05/19	1,945	1,928
Ortho-Clinical Diagnostics Inc. 1st Lien Term Loan
4.75%, 06/30/21	2,183	2,144
4.75%, 06/30/21	3,290	3,231
Par Pharmaceutical Companies Inc. Term Loan, 4.00%, 09/28/19	9,086	8,818
Patheon Inc. Term Loan, 4.25%, 03/11/21	3,980	3,856
Prestige Brands Inc. Incremental Term Loan, 4.50%, 08/14/21	483	481
Quintiles Transnational Corp. Term Loan B-3, 3.75%, 08/08/18	6,089	6,008
Radnet Management Inc. Add-On Term Loan, 4.25%, 10/12/18	2,437	2,401
Select Medical Corp. Term Loan E
3.75%, 06/01/18	936	919
5.00%, 06/01/18	—	—
Siemens Audiology Solutions Term Loan, 0.00%, 12/12/21 (z)	250	249
Surgical Care Affiliates LLC Extended Term Loan, 4.26%, 09/30/11 (f)	952	938
Surgical Care Affiliates LLC Term Loan C, 4.00%, 06/30/18 (f)	1,970	1,940
U.S. Renal Care Inc. Term Loan B-2, 4.25%, 07/03/19	4,185	4,107
United Surgical Partners International Inc. 1st Lien Term Loan, 4.75%, 03/30/19	2,257	2,236
United Surgical Partners International Inc. New Term Loan B, 4.75%, 03/30/19	666	659
Valeant Pharmaceuticals International Inc. Term Loan
3.50%, 02/13/19	4,719	4,671
3.50%, 12/11/19	853	845
Valeant Pharmaceuticals International Inc. Term Loan B, 3.50%, 07/08/20	2,787	2,757

		176,499

INDUSTRIALS - 12.0%
ADS Waste Holdings Inc. Term Loan B-2, 3.75%, 10/09/19	5,840	5,659
Affinia Group Inc. Term Loan B-2, 4.75%, 04/12/20	391	387
AlixPartners LLP Term Loan B-2, 4.00%, 07/10/20	3,138	3,087
Allflex Holdings Inc. Term Loan, 4.25%, 06/15/20	2,963	2,900
Alliance Laundry Systems LLC Term Loan B
4.25%, 12/07/18	806	796
4.25%, 12/10/18	1,000	987
4.25%, 02/11/19	2,300	2,272
American Airlines Inc. Term Loan B, 3.75%, 09/21/19	4,925	4,866
American Builders & Contractors Supply Co. Inc. Term Loan, 3.50%, 04/15/20	2,963	2,865
Ameriforge Group Inc. 1st Lien Term Loan, 5.00%, 12/19/19	2,460	2,214

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Ameriforge Group Inc. 2nd Lien Term Loan, 8.75%, 12/19/20	500	490
BakerCorp Replacement Term Loan, 4.25%, 02/20/20	2,948	2,682
Brand Energy & Infrastructure Services Inc. Term, 4.75%, 11/21/20	1,980	1,902
Brickman Group Holdings Inc. Term Loan, 4.00%, 12/15/20	8,430	8,169
CAMP Systems International Inc. 1st Lien Term Loan, 4.75%, 05/31/19	1,485	1,481
Capital Safety Group Term Loan, 3.75%, 03/26/21	4,455	4,310
Capsugel Holdings US Inc. Term Loan, 3.50%, 08/01/18	981	956
Ceridian Corp. Term Loan, 4.50%, 09/15/20	1,978	1,942
Custom Sensors & Technologies 1st Lien Term Loan, 4.50%, 06/18/21	500	491
Delta Airlines Inc. Term Loan B-1, 3.25%, 10/18/18	2,470	2,417
Dematic SA Term Loan, 4.25%, 12/28/19	3,878	3,829
Ducommun Inc. Term Loan B, 4.75%, 06/24/17	711	709
DuPont Performance Coatings Inc. Term Loan, 3.75%, 02/03/20	9,425	9,158
Emerald Expositions Holdings Inc. Term Loan, 4.75%, 06/17/20	2,746	2,684
Ennis-Flint Term Loan, 4.25%, 03/31/21	2,978	2,836
Evertec Group LLC Term Loan B, 3.50%, 04/25/20	2,955	2,891
Filtration Group Corp. 1st Lien Term Loan, 4.50%, 11/14/20	2,970	2,949
Filtration Group Corp. 2nd Lien Term Loan, 8.25%, 11/14/21	1,000	996
FleetPride Inc. 1st Lien Term Loan, 5.25%, 11/19/19	1,911	1,870
Gardner Denver Inc. Dollar Term Loan, 4.25%, 07/31/20	8,897	8,308
Gates Global LLC US Term Loan, 4.25%, 06/12/21	8,479	8,235
Generac Power Systems Inc. New Term Loan, 3.25%, 05/12/20	7,508	7,264
Hamilton Sundstrand Corp. Term Loan, 4.00%, 12/13/19	9,233	8,561
Harbor Freight Tools USA Inc. New Term Loan, 4.75%, 07/26/19	980	976
Hertz Corp. New Term Loan, 3.50%, 03/11/18	2,316	2,249
Husky Injection Molding Systems Ltd. 1st Lien Term Loan, 4.25%, 06/25/21	3,500	3,424
Husky Injection Molding Systems Ltd. Term Loan, 4.25%, 06/25/21	1,979	1,936
Interactive Data Corp. Term Loan, 4.75%, 04/30/21	4,674	4,633
International Lease Finance Co. New Term Loan, 3.50%, 06/30/17	667	657
Landmark Aviation 1st Lien Term Loan, 4.75%, 10/25/19	1,859	1,841
Landmark Aviation Term Loan
4.75%, 10/25/19	119	117
4.75%, 10/25/19	700	693
Lineage Logistics Holdings LLC 1st Lien Term Loan, 4.50%, 04/14/21	3,970	3,848
OSG Bulk Ships Inc. Term Loan, 5.25%, 07/22/19 (f)	597	581
Otter Products LLC Term Loan, 5.75%, 05/30/20	2,985	2,946
Paragon Offshore Finance Co. Term Loan, 3.75%, 07/18/21	1,197	953
Ply Gem Industries Inc. Term Loan, 4.00%, 01/30/21	993	965

	Shares/Par (t)	Value
Protection One Inc. Replacement Term Loan, 4.25%, 03/21/19	472	467
Protection One Inc. Term Loan, 4.25%, 03/17/19	3,189	3,157
RBS Global Inc. and Rexnord Corp. Term Loan B
4.00%, 08/23/20	10,767	10,531
4.00%, 08/23/20	614	600
Schaeffler AG New Term Loan B, 4.25%, 05/15/20	2,000	1,997
Sedgwick CMS Holdings Inc. 1st Lien Term Loan, 3.75%, 02/11/21	5,955	5,776
Sensus Metering Systems Inc. 1st Lien Term Loan
4.50%, 05/09/17	—	—
4.50%, 05/09/17	1,701	1,658
Sequa Corp. Term Loan, 5.25%, 06/19/17	2,234	2,168
Southwire LLC Term Loan, 3.25%, 02/11/21	2,938	2,823
TNT Crane & Rigging, Inc. 1st Lien Term Loan, 5.50%, 11/27/20	2,971	2,659
TransDigm Inc. Term Loan C, 3.75%, 02/28/20	9,018	8,844
U.S. Airways Inc. Term Loan B-1, 3.50%, 05/23/19	4,950	4,836
UCI International Inc. Term Loan, 5.50%, 03/23/17	1,920	1,906
Unifrax I LLC New Term Loan, 4.25%, 11/28/18	1,673	1,643
United Air Lines Inc. Term Loan, 3.50%, 04/01/19	3,940	3,866
Utex Industries Inc. 1st Lien Term Loan, 5.00%, 05/22/21 (f)	1,990	1,821
WireCo WorldGroup Inc. Term Loan, 6.00%, 02/15/17 (f)	1,065	1,062
WTG Holdings III Corp. 2nd Lien Term Loan, 8.50%, 01/10/22	500	482

		193,278

INFORMATION TECHNOLOGY - 9.4%
Ancestry.com Inc. Term Loan B, 4.50%, 03/28/18	2,103	2,086
Applied Systems Inc. 1st Lien Term Loan, 4.25%, 01/15/21	990	972
Applied Systems Inc. 2nd Lien Term Loan, 7.50%, 01/15/22	1,000	973
Arris Group Inc. Term Loan, 3.25%, 02/13/20	3,296	3,241
Avast Software Term Loan, 4.75%, 03/18/20	1,925	1,898
Avaya Inc. Term Loan B-6, 6.50%, 03/31/18	4,916	4,834
BMC Software Finance Inc. Term Loan, 5.00%, 08/15/20	10,795	10,478
CCC Information Services Inc. Term Loan
4.00%, 12/20/19	916	902
4.00%, 12/20/19	993	978
4.00%, 12/20/19	29	29
CDW LLC Incremental Term Loan, 3.25%, 04/24/20	970	939
CDW LLC Term Loan, 3.25%, 04/24/20	10,850	10,501
Compucom Systems Inc. Term Loan B, 4.25%, 05/07/20	2,867	2,732
Dell Inc. Term Loan B, 4.50%, 09/25/20	8,887	8,861
Electronic Funds Source LLC Term Loan, 5.50%, 05/29/21	68	67
Electronic Funds Source Term Loan, 5.50%, 05/29/21	1,425	1,406
Epicor Software Corp. Term Loan, 4.00%, 05/16/18	3,707	3,652
First Data Corp. Extended Term Loan, 4.17%, 03/24/21	4,129	4,064
First Data Corp. Replacement Term Loan, 3.67%, 03/24/18	10,697	10,476
First Data Corp. Term Loan B, 3.67%, 09/24/18	1,000	976

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Freescale Semiconductor Inc. Extended Term Loan B, 4.25%, 03/01/20	6,890	6,714
Freescale Semiconductor Inc. Term Loan B-5, 5.00%, 01/15/21	968	964
Go Daddy Operating Co. LLC Term Loan, 4.75%, 05/05/21	3,978	3,942
Infor Inc. Term Loan, 3.75%, 05/23/20	482	467
IPC Information Systems Term Loan, 6.00%, 11/05/20	1,990	1,983
Kronos Inc. 1st Lien Term Loan, 4.50%, 10/25/19	1,779	1,762
Kronos Inc. Extended Term Loan, 4.50%, 10/30/19	398	394
Kronos Worldwide Inc. Term Loan B, 4.75%, 02/12/20	992	987
Lightower Fiber Networks 1st Lien Term Loan B, 4.00%, 04/01/20	1,879	1,836
Micro Focus Group Ltd. Term Loan, 5.25%, 10/07/21	3,000	2,897
Microsemi Corp. Incremental Term Loan
3.50%, 02/19/20	342	336
3.50%, 02/19/20	3	3
Microsemi Corp. Term Loan, 3.25%, 02/19/20	2,969	2,908
Misys Plc Term Loan, 5.00%, 12/01/18	2,595	2,582
NXP Funding LLC Term Loan D, 3.25%, 01/10/20	3,950	3,881
Presidio Inc. Term Loan, 5.00%, 03/17/17	1,375	1,370
Rovi Corp. Term Loan, 3.75%, 07/02/21	2,488	2,430
Skillsoft Corp. 1st Lien Term Loan, 5.75%, 04/22/21	3,990	3,899
Skillsoft Corp. 2nd Lien Term Loan, 9.25%, 04/22/22	1,000	938
Sungard Availability Services Term Loan B, 6.00%, 03/25/19	3,970	3,517
SunGard Data Systems Inc. Term Loan E, 4.00%, 03/08/20	3,459	3,420
SurveyMonkey.com LLC Term Loan, 5.50%, 02/07/19 (f)	2,891	2,862
Syniverse Holdings Inc. Term Loan B, 4.00%, 04/23/19	1,939	1,881
Transaction Network Services Inc. Initial Term Loan
5.00%, 02/14/20	4,727	4,674
5.00%, 02/14/20	8	8
TransFirst Holdings Inc. 1st Lien Term Loan, 5.50%, 11/12/21	250	248
TransUnion LLC Term Loan, 4.00%, 03/19/21	4,963	4,882
Verint Systems Inc. New Term Loan, 3.50%, 09/06/19	1,343	1,328
Wall Street Systems Inc. 1st Lien Term Loan, 4.50%, 04/10/21	1,335	1,311
Websense Inc. 1st Lien Term Loan, 4.50%, 06/25/20	1,478	1,449
Websense Inc. 2nd Lien Term Loan, 8.25%, 12/25/20	1,500	1,432
West Corp. Term Loan B-10, 3.25%, 06/30/18	5,420	5,309
WorldPay Ltd. Term Loan
4.75%, 04/26/19	2,000	1,989
4.50%, 11/17/19	495	489
Zebra Technologies Corp. Term Loan, 4.75%, 10/03/21	7,000	7,028

		152,185

MATERIALS - 9.4%
AI Chem & Cy US AcquiCo Inc. 1st Lien Term Loan, 4.50%, 06/28/19	1,849	1,823
AI Chem & Cy US AcquiCo Inc. Term Loan, 4.50%, 10/03/19	960	946

	Shares/Par (t)	Value
Ardagh Packaging Group Ltd. Term Loan, 4.00%, 12/17/17	3,688	3,610
Ascend Performance Materials LLC Term Loan B, 6.75%, 04/10/18 (f)	1,459	1,324
AZ Chem US Inc. 1st Lien Term Loan, 4.50%, 06/10/21	1,436	1,403
AZ Chem US Inc. 2nd Lien Term Loan, 7.50%, 06/10/22	1,000	980
Berlin Packaging LLC 1st Lien Term Loan, 4.50%, 09/24/21	1,696	1,683
Berry Plastics Corp. Term Loan D
3.50%, 02/08/20	5	5
3.50%, 02/15/20	13,792	13,319
BWAY Holding Co. Term Loan B
5.50%, 08/07/20	4,478	4,455
5.50%, 08/07/20	11	11
Chemtura Corp. Term Loan B, 3.50%, 08/29/16	49	49
Consolidated Container Co. LLC Term Loan B
5.00%, 07/03/19	1,368	1,316
5.00%, 07/03/19	592	569
CPG International Inc. Term Loan, 4.75%, 09/30/20	2,963	2,912
Emerald Performance Materials LLC 1st Lien Term Loan, 4.50%, 07/23/21	1,700	1,657
Exopack Holdings SA Term Loan, 5.25%, 04/24/19	762	759
Fairmount Minerals Ltd. Term Loan B-2, 4.50%, 09/05/19	4,938	4,450
Flint Group Holdings Term Loan
0.00%,05/03/21 (z)	3,003	2,910
0.00%,05/03/21 (z)	497	481
FMG Resources Pty Ltd. New Term Loan B, 3.75%, 06/30/19	14,766	13,378
Gemini HDPE LLC Term Loan, 4.75%, 08/04/21	3,691	3,543
Goodpack Ltd. Term Loan, 4.75%, 08/04/21	2,700	2,685
Houghton International Inc. 1st Lien Term Loan, 4.00%, 12/13/19 (f)	2,254	2,209
Houghton International Inc. 2nd Lien Term Loan, 9.50%, 12/20/20	1,000	995
Huntsman International Additional Term Loan
3.75%, 01/31/21	4,792	4,703
3.75%, 01/31/21	208	204
INEOS US Finance LLC New Term Loan, 3.75%, 05/14/18	11,284	10,916
Infor Inc. Term Loan, 3.75%, 06/03/20	6,010	5,822
JMC Steel Group Inc. Term Loan, 4.75%, 04/01/17	1,593	1,561
Kranson Industries Inc. Term Loan, 4.00%, 04/30/18	1,850	1,815
Nexeo Solutions LLC Term Loan B-3
5.00%, 09/09/17	951	930
5.00%, 09/09/17	606	592
5.00%, 09/09/17	2,407	2,355
Novelis Inc. Extended Term Loan, 3.75%, 03/10/17	2,242	2,212
Novolex Holdings Inc. Term Loan, 6.00%, 12/05/21	1,750	1,723
Omnova Solutions Inc. Extended Term Loan, 4.25%, 05/01/18 (f)	1,920	1,891
Oxea Finance & Cy SCA Term Loan B, 4.25%, 02/01/20	2,970	2,836
PQ Corp. 1st Lien Term Loan
4.00%, 08/07/17	133	131
4.00%, 08/07/17	5,091	4,986
Quikrete Holdings Inc. 1st Lien Term Loan, 4.00%, 09/30/20	5,672	5,584

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Quikrete Holdings Inc. 2nd Lien Term Loan, 7.00%, 03/30/21	442	439
Signode US Term Loan B
3.75%, 05/08/21	3,389	3,239
3.75%, 05/08/21	2,444	2,336
Solenis International LP 1st Lien Term Loan, 4.25%, 07/02/21	3,342	3,250
Solenis International LP 2nd Lien Term Loan
7.75%, 07/02/22	902	872
7.75%, 07/02/22	448	433
Tank Holdings Corp. Term Loan, 4.25%, 07/06/19	1,300	1,275
TMS International Corp. Term Loan B, 4.50%, 10/17/20	1,980	1,980
Tronox Inc. Term Loan, 4.00%, 03/22/20	3,985	3,912
Univar Inc. Term Loan B
0.00%,06/30/17 (z)	—	—
5.00%, 06/30/17	538	519
5.00%, 06/30/17	1,988	1,919
5.00%, 06/30/17	306	295
5.00%, 06/30/17	9,744	9,410
Walter Energy Inc. Term Loan B
7.25%, 03/04/18	325	251
7.25%, 03/04/18	194	150
7.25%, 03/04/18	387	299
7.25%, 04/01/18	115	89
Wilsonart LLC Incremental Term Loan, 4.00%, 10/31/19	990	959
Wilsonart LLC Term Loan
4.00%, 10/31/19	1,935	1,874
4.00%, 10/31/19	1,990	1,928

		151,162

TELECOMMUNICATION SERVICES - 4.9%
Avaya Inc. Term Loan B-3, 4.67%, 10/26/17	2,462	2,358
Consolidated Communications Inc. Term Loan B, 4.25%, 12/20/20	3,474	3,440
Genesys Telecom Holdings US Inc. Delayed Draw Term Loan B
4.50%, 11/04/20	550	543
4.50%, 11/04/20	442	437
Genesys Telecom Holdings US Term Loan, 4.00%, 01/25/19	786	769
Global Tel*Link Corp. 1st Lien Term Loan, 5.00%, 05/20/20	2,500	2,471
Global Tel*Link Corp. 2nd Lien Term Loan, 9.00%, 11/20/20	1,000	976
Hargray Communications Group Inc. 1st Lien Term Loan B, 5.25%, 06/24/19	3,184	3,160
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	9,628	9,471
Level 3 Communications Inc. Term Loan, 4.00%, 01/14/20	10,000	9,912
Level 3 Communications Inc. Term Loan B-3, 4.00%, 08/01/19	500	496
LTS Buyer LLC 1st Lien Term Loan, 4.00%, 04/13/20	1,273	1,244
Mediacom Broadband LLC Term Loan G, 4.00%, 01/16/20	2,933	2,864
NTELOS Inc. Extended Term Loan B, 5.75%, 11/09/19 (f)	1,674	1,456
SBA Communications Inc. Term Loan, 3.25%, 03/24/21	6,965	6,807
Securus Investment Holdings LLC Term Loan, 4.75%, 04/26/20	2,963	2,920
Syniverse Holdings Inc. Term Loan, 4.00%, 04/23/19	3,400	3,293
Telesat Canada US Term Loan B, 3.50%, 03/26/19	7,839	7,717

	Shares/Par (t)	Value
Virgin Media Investment Holdings Ltd. Term Loan B-2, 3.50%, 06/07/20	6,000	5,884
Windstream Corp. Term Loan B-4, 3.50%, 01/23/20	360	355
Windstream Corp. Term Loan B-5, 3.50%, 08/08/19	4,647	4,586
XO Communications 1st Lien Term Loan, 4.25%, 03/17/21	1,985	1,945
Zayo Group LLC Term Loan B, 4.00%, 07/14/19	5,924	5,852

		78,956

UTILITIES - 0.6%
Calpine Corp. Term Loan, 4.00%, 04/01/18	3,876	3,828
Calpine Corp. Term Loan B-1, 3.00%, 05/03/20	985	946
Calpine Corp. Term Loan B-2
4.00%, 04/01/18	1,455	1,437
3.25%, 01/03/22	985	948
Calpine Corp. Term Loan B-3, 4.00%, 10/05/19	489	482
NRG Energy Inc. Refinancing Term Loan B, 2.75%, 07/01/18	2,398	2,348

		9,989

Total Variable Rate Senior Loan Interests (cost $1,511,736)		1,464,838

SHORT TERM INVESTMENTS - 2.6%

Investment Company - 2.6%
State Street Institutional Liquid Reserves Fund, 0.06% (h)	42,255	42,255
Total Short Term Investments (cost $42,255)		42,255
Total Investments - 97.5% (cost $1,619,838)		1,571,003
Other Assets and Liabilities, Net - 2.5%		40,665

Total Net Assets - 100.0%		$1,611,668

JNL/PPM America High Yield Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.0%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (p) (q)	$10,001	$10,214
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.74%, 06/11/16 (i)	1,000	1,029
Continental Airlines Inc. Pass-Through Trust
6.25%, 04/11/20	1,799	1,889
5.50%, 10/29/20	1,977	2,056
Delta Air Lines Inc. Pass-Through Trust
6.38%, 01/02/16 (p) (q)	1,000	1,039
7.75%, 12/17/19	934	1,077
Hawaiian Airlines Pass-Through Certificates, 4.95%, 01/15/22	5,276	5,065
United Air Lines Inc. Pass-Through Trust, 4.75%, 04/11/22	3,938	3,889

Total Non-U.S. Government Agency Asset- Backed Securities (cost $25,872)		26,258

CORPORATE BONDS AND NOTES - 81.9%

CONSUMER DISCRETIONARY - 24.7%
24 Hour Holdings III LLC, 8.00%, 06/01/22 (e) (r)	7,389	5,911
Altice SA, 7.75%, 05/15/22 (r)	12,204	12,227
AMAYA Holdings BV Term Loan
5.00%, 07/29/21 (i)	6,893	6,819

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
8.00%, 07/28/22 (i)	3,640	3,585
AMC Networks Inc., 4.75%, 12/15/22	6,000	5,820
American Greetings Corp., 7.38%, 12/01/21	3,934	4,111
Aviation Capital Group Corp., 6.75%, 04/06/21 (r)	6,462	7,318
BC Mountain LLC, 7.00%, 02/01/21 (e) (r)	8,779	7,506
Beazer Homes USA Inc.
5.75%, 06/15/19	6,977	6,698
7.50%, 09/15/21	14,382	14,454
Borgata Term Loan B, 6.75%, 08/15/18 (i)	6,773	6,712
Boyd Gaming Corp., 9.00%, 07/01/20	4,273	4,380
Burger King NewCo Term Loan B, 4.50%, 09/23/21 (i)	7,500	7,468
Caesars Entertainment Corp. Term Loan, 9.75%, 01/28/18 (i)	2,239	1,933
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20 (e)	10,000	7,400
Caesars Entertainment Resort Properties LLC, 11.00%, 10/01/21 (e) (r)	3,000	2,730
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21 (i)	4,736	4,313
CCO Holdings LLC
5.13%, 02/15/23	6,000	5,865
5.75%, 09/01/23	2,445	2,476
Charter Communications Term Loan, 4.25%, 08/12/21 (i)	1,570	1,579
Chinos Intermediate Holdings A Inc., 7.75%, 05/01/19 (e) (r) (y)	4,747	4,201
Churchill Downs Inc., 5.38%, 12/15/21	5,730	5,730
Cinemark USA Inc. Term Loan, 5.13%, 12/15/22 (i)	2,966	2,899
Clear Channel Communications Inc., 12.00%, 02/01/21 (e) (y)	10,585	8,627
D.R. Horton Inc., 3.75%, 03/01/19	13,367	13,233
Delphi Corp.
6.13%, 05/15/21 (e)	9,098	9,917
5.00%, 02/15/23	3,756	4,009
DISH DBS Corp.
5.13%, 05/01/20	4,497	4,531
5.00%, 03/15/23	6,575	6,361
Dollar General Corp., 3.25%, 04/15/23	10,000	9,102
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 07/01/19 (r)	5,000	4,650
DreamWorks Animation SKG Inc., 6.88%, 08/15/20 (r)	8,036	8,237
Four Seasons Hotels Ltd. 2nd Lien Term Loan, 6.25%, 12/27/20 (f) (i)	1,935	1,920
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20 (i)	918	898
Gannett Co. Inc.
4.88%, 09/15/21 (r)	990	983
5.50%, 09/15/24 (e) (r)	2,182	2,187
General Motors Co.
4.88%, 10/02/23	5,000	5,350
4.00%, 04/01/25	10,000	10,025
5.20%, 04/01/45	6,438	6,792
Gibson Brands Inc., 8.88%, 08/01/18 (e) (r)	5,418	5,201
GLP Capital LP
4.88%, 11/01/20	8,108	8,209
5.38%, 11/01/23	2,424	2,509
Graton Economic Development Authority, 9.63%, 09/01/19 (r)	4,245	4,638
Griffey Intermediate Inc., 7.00%, 10/15/20 (e) (r)	4,000	3,140
Grupo Televisa SAB, 5.00%, 05/13/45	6,996	7,062
Hanesbrands Inc., 6.38%, 12/15/20	1,100	1,166
Hillman Group Inc., 6.38%, 07/15/22 (r)	3,221	3,092

	Shares/Par (t)	Value
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	5,000	5,225
Jarden Corp., 6.13%, 11/15/22	857	896
Jo-Ann Stores Holdings Inc., 9.75%, 10/15/19 (r) (y)	6,316	5,369
KB Home
7.00%, 12/15/21 (e)	10,943	11,511
7.50%, 09/15/22 (e)	4,421	4,686
L Brands Inc., 5.63%, 10/15/23	7,000	7,560
Landry’s Holdings II Inc., 10.25%, 01/01/18 (r)	4,465	4,599
Landry’s Inc., 9.38%, 05/01/20 (r)	6,053	6,416
Levi Strauss & Co., 7.63%, 05/15/20	1,812	1,903
Liberty Global Term Loan
4.50%, 12/24/21 (i)	2,700	2,626
7.75%, 06/23/23 (i)	1,300	1,300
Limited Brands Inc., 6.63%, 04/01/21	5,000	5,625
LIN Television Corp., 6.38%, 01/15/21	6,316	6,300
Live Nation Entertainment Inc., 5.38%, 06/15/22 (r)	2,425	2,425
Media General Financing Sub Inc., 5.88%, 11/15/22 (r)	5,956	5,896
Media General Inc. Term Loan, 0.00%, 07/31/20 (z)	6,670	6,589
Men’s Wearhouse Inc., 7.00%, 07/01/22 (e) (r)	4,435	4,557
MGM Resorts International
11.38%, 03/01/18	2,000	2,370
8.63%, 02/01/19	5,000	5,669
6.75%, 10/01/20 (e)	4,821	5,062
Michaels Stores Inc., 5.88%, 12/15/20 (r)	4,587	4,633
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19 (i)	7,574	7,264
MTR Gaming Group Inc., 11.50%, 08/01/19 (y)	6,060	6,560
NAI Entertainment Holdings, 5.00%, 08/01/18 (r)	1,138	1,166
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (m) (r)	7,626	7,912
NCL Corp. Ltd., 5.25%, 11/15/19 (r)	2,932	2,954
Neiman Marcus Group Ltd. Inc., 8.75%, 10/15/21 (e) (r) (y)	10,000	10,600
Netflix Inc., 5.75%, 03/01/24 (r)	7,636	7,941
New Cotai LLC, 10.63%, 05/01/19 (r) (y)	10,046	10,448
Palace Entertainment Holdings LLC, 8.88%, 04/15/17 (r)	4,667	4,737
Party City Holdings Inc. Term Loan, 4.00%, 07/27/19 (i)	1,906	1,861
PC Nextco Holdings LLC, 8.75%, 08/15/19 (y)	7,438	7,475
Petco Holdings Inc., 8.50%, 10/15/17 (r) (y)	9,000	9,135
Pinnacle Entertainment Inc., 6.38%, 08/01/21	4,019	4,140
PVH Corp., 4.50%, 12/15/22 (e)	10,508	10,377
Radio Systems Corp., 8.38%, 11/01/19 (r)	900	965
RCN Telecom Services LLC, 8.50%, 08/15/20 (r)	2,500	2,575
Regal Entertainment Group, 5.75%, 03/15/22	4,800	4,584
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,438	1,510
RSI Home Products Inc., 6.88%, 03/01/18 (r)	8,194	8,563
Sally Holdings LLC, 5.50%, 11/01/23 (e)	6,085	6,359
Schaeffler Finance BV, 4.25%, 05/15/21 (r)	8,077	7,875
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (r) (y)	4,865	5,072
Scientific Games International Inc.
6.63%, 05/15/21 (e) (r)	15,000	10,462
10.00%, 12/01/22 (r)	10,000	9,162
Seminole Hard Rock Entertainment Inc., 5.88%, 05/15/21 (r)	2,135	2,114
Seminole Indian Tribe of Florida, 6.54%, 10/01/20 (r)	1,765	1,880
ServiceMaster Co., 8.00%, 02/15/20	2,678	2,819

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (r)	11,200	12,544
Sirius XM Radio Inc.
4.63%, 05/15/23 (e) (r)	1,631	1,525
6.00%, 07/15/24 (r)	10,753	11,022
Springs Industries Inc., 6.25%, 06/01/21	2,353	2,341
Starz LLC, 5.00%, 09/15/19	5,000	5,037
Studio City Finance Ltd., 8.50%, 12/01/20 (e) (r)	10,000	10,500
Taylor Morrison Communities Inc., 5.63%, 03/01/24 (r)	3,783	3,651
Tempur Sealy International Inc., 6.88%, 12/15/20	948	1,007
Tenneco Inc., 6.88%, 12/15/20	8,065	8,529
Toll Brothers Finance Corp., 4.00%, 12/31/18	3,332	3,340
Toys R Us Inc., 10.38%, 08/15/17 (e)	8,286	6,587
TRW Automotive Inc., 4.45%, 12/01/23 (r)	3,576	3,594
Unitymedia Hessen GmbH & Co. KG
7.50%, 03/15/19 (r)	1,875	1,969
5.50%, 01/15/23 (r)	1,600	1,672
5.00%, 01/15/25 (r)	10,135	10,160
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	5,000	5,162
Univision Communications Inc., 5.13%, 05/15/23 (r)	6,930	6,999
Visant Corp., 10.00%, 10/01/17 (e)	5,500	4,813
Visant Holding Corp. Term Loan, 7.00%, 08/15/21 (i)	7,840	7,605
Wave Holdco LLC, 8.25%, 07/15/19 (r) (y)	5,926	5,956
WideOpenWest Finance LLC
10.25%, 07/15/19	14,175	14,760
13.38%, 10/15/19	9,475	9,972
William Lyon Homes Inc., 5.75%, 04/15/19	2,069	2,064
WMG Holdings Corp., 13.75%, 10/01/19	3,000	3,420
Wolverine World Wide Inc., 6.13%, 10/15/20	6,649	6,981
Wynn Las Vegas LLC, 5.38%, 03/15/22	4,000	4,060
Yonkers Racing Corp. Term Loan
4.25%, 08/19/19 (i)	1,480	1,322
8.75%, 08/19/20 (i)	500	344

		678,637

CONSUMER STAPLES - 3.6%
Albertson’s LLC Term Loan B3, 4.00%, 08/11/19 (i)	7,000	6,952
Albertsons Holdings LLC, 7.75%, 10/15/22 (r)	5,000	5,125
Altria Group Inc., 10.20%, 02/06/39 (l)	322	561
B&G Foods Inc., 4.63%, 06/01/21	2,748	2,682
BI-LO LLC, 8.63%, 09/15/18 (e) (r) (y)	3,333	2,500
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (r) (y)	6,851	7,193
Constellation Brands Inc.
3.88%, 11/15/19	2,041	2,056
4.75%, 11/15/24	545	552
Diamond Foods Inc., 7.00%, 03/15/19 (r)	5,000	5,125
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (r)	6,971	6,797
Hearthside Group Holdings LLC 1st Lien Term Loan, 4.50%, 04/23/21 (i)	4,080	4,034
HJ Heinz Co., 4.25%, 10/15/20 (e)	12,036	12,156
JBS Investments GmbH, 7.25%, 04/03/24 (r)	9,337	9,173
Post Holdings Inc., 6.00%, 12/15/22 (e) (r)	3,564	3,341
Prestige Brands Inc., 5.38%, 12/15/21 (e) (r)	3,878	3,810
Reynolds Group Issuer Inc., 9.88%, 08/15/19	8,130	8,618
Rite Aid Corp., 9.25%, 03/15/20	3,154	3,442
Spectrum Brands Inc, 6.75%, 03/15/20	2,239	2,340
Sun Merger Sub Inc.
5.25%, 08/01/18 (r)	611	622
5.88%, 08/01/21 (r)	963	982

	Shares/Par (t)	Value
TreeHouse Foods Inc., 4.88%, 03/15/22	1,416	1,434
Tyson Foods Inc., 4.88%, 08/15/34	2,533	2,779
U.S. Foods Inc., 8.50%, 06/30/19 (e)	5,968	6,326
WhiteWave Foods Co., 5.38%, 10/01/22	703	724

		99,324

ENERGY - 15.4%
Access Midstream Partners LP, 4.88%, 05/15/23	4,403	4,469
Alpha Natural Resources Inc.
9.75%, 04/15/18 (e)	10,000	4,500
6.25%, 06/01/21 (e)	10,922	3,058
Alta Mesa Holdings LP, 9.63%, 10/15/18	2,632	2,185
American Energy - Woodford LLC, 9.00%, 09/15/22 (r)	7,500	4,800
Antero Resources Finance Corp., 5.13%, 12/01/22 (e) (r)	6,250	5,891
Arch Coal Inc.
8.00%, 01/15/19 (e) (r)	3,845	2,134
9.88%, 06/15/19 (e)	6,857	2,331
7.25%, 06/15/21	9,090	2,647
Atlas Energy Holdings Operating Co. LLC, 9.25%, 08/15/21	8,161	6,325
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan, 8.75%, 04/02/21 (f) (i)	14,200	12,425
Caithness Brookhaven LLC, 6.75%, 07/20/26 (f) (q)	13,253	14,511
California Resources Corp.
5.50%, 09/15/21 (r)	11,599	9,917
6.00%, 11/15/24 (e) (r)	6,896	5,827
Calumet Specialty Products Partners LP
9.63%, 08/01/20 (k)	1,538	1,600
6.50%, 04/15/21 (r)	14,624	13,015
7.63%, 01/15/22	11,000	10,175
Carrizo Oil & Gas Inc., 7.50%, 09/15/20 (r)	7,500	7,200
Chaparral Energy Inc.
9.88%, 10/01/20	3,636	2,472
8.25%, 09/01/21	3,000	2,040
7.63%, 11/15/22	4,050	2,653
Chesapeake Energy Corp., 4.88%, 04/15/22	12,000	11,670
Chesapeake Midstream Partners LP
5.88%, 04/15/21	2,177	2,270
6.13%, 07/15/22	2,780	2,954
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.50%, 05/12/21 (i)	3,300	2,948
Concho Resources Inc., 5.50%, 04/01/23	3,000	3,014
DCP Midstream LLC, 5.85%, 05/21/43 (i) (r)	8,401	8,149
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	7,000	7,915
Energy Future Intermediate Holding Company LLC Term Loan, 4.25%, 04/28/16 (i)	11,056	11,049
Energy XXI Gulf Coast Inc.
7.50%, 12/15/21 (e)	6,087	3,287
6.88%, 03/15/24 (e) (r)	6,494	3,507
EnQuest Plc, 7.00%, 04/15/22 (e) (r)	15,010	9,306
Enterprise Products Operating LLC
8.38%, 08/01/66 (i)	860	923
7.03%, 01/15/68 (i)	3,700	4,058
EP Energy LLC, 9.38%, 05/01/20	5,967	6,027
Exterran Partners LP
6.00%, 04/01/21	2,927	2,547
6.00%, 10/01/22 (r)	3,500	2,975
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20 (i)	246	179
Gulfmark Offshore Inc., 6.38%, 03/15/22	8,435	6,284
Halcon Resources Corp.
9.75%, 07/15/20	8,017	6,013
8.88%, 05/15/21 (e)	2,000	1,505

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Hercules Offshore Inc.
8.75%, 07/15/21 (e) (r)	6,800	3,128
7.50%, 10/01/21 (r)	8,076	3,553
Hornbeck Offshore Services Inc., 5.00%, 03/01/21	4,000	3,280
Ithaca Energy Inc., 8.13%, 07/01/19 (e) (r)	12,602	9,515
Jonah Energy LLC 2nd Lien Term Loan, 7.50%, 05/07/21 (f) (i)	6,800	5,780
Jupiter Resources Inc., 8.50%, 10/01/22 (r)	15,000	11,288
Kinder Morgan Inc., 5.63%, 11/15/23 (e) (r)	4,272	4,573
Legacy Reserves LP, 8.00%, 12/01/20	6,167	5,119
Magnum Hunter Resources Corp., 9.75%, 05/15/20	4,760	3,760
MarkWest Energy Partners LP, 4.88%, 12/01/24	2,500	2,444
Memorial Production Partners LP
7.63%, 05/01/21	6,000	4,800
6.88%, 08/01/22 (r)	7,724	5,870
Midstates Petroleum Co. Inc., 9.25%, 06/01/21 (e)	6,723	3,362
Offshore Group Investment Ltd., 7.13%, 04/01/23	8,119	5,765
Pacific Drilling SA, 5.38%, 06/01/20 (r)	4,014	3,271
Parker Drilling Co.
7.50%, 08/01/20	3,419	2,735
6.75%, 07/15/22	2,351	1,763
Penn Virginia Corp., 8.50%, 05/01/20 (e)	9,254	7,403
Penn Virginia Resource Partners LP, 8.38%, 06/01/20	2,428	2,592
Petrobras Global Finance BV, 3.00%, 01/15/19	4,286	3,789
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (r)	4,397	3,672
Petroplus Finance Ltd., 9.38%, 09/15/19 (c) (d) (r)	2,179	795
PetroQuest Energy Inc., 10.00%, 09/01/17	5,000	4,375
Phillips 66, 4.88%, 11/15/44	10,000	10,235
PVR Partners LP, 6.50%, 05/15/21	7,022	7,092
Quicksilver Resources Inc., 11.00%, 07/01/21 (e)	14,000	3,500
Regency Energy Partners LP
5.88%, 03/01/22	8,286	8,265
5.00%, 10/01/22	765	723
Rosetta Resources Inc., 5.88%, 06/01/22	12,341	11,107
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	2,730	2,679
Sanchez Energy Corp., 6.13%, 01/15/23 (r)	3,000	2,520
SandRidge Energy Inc.
8.13%, 10/15/22	5,000	3,150
7.50%, 02/15/23 (e)	9,000	5,670
Seadrill Ltd., 6.13%, 09/15/17 (e) (k) (r)	11,257	9,962
Seventy Seven Operating LLC Term Loan, 3.75%, 06/18/21 (f) (i)	1,194	1,003
SM Energy Co., 6.13%, 11/15/22 (e) (r)	4,822	4,533
Stone Energy Corp., 7.50%, 11/15/22	11,418	9,819
Targa Resources Partners LP, 4.13%, 11/15/19 (r)	5,390	5,188
Tesoro Corp., 5.13%, 04/01/24 (e)	2,947	2,925
Tesoro Logistics LP
5.50%, 10/15/19 (e) (r)	1,231	1,222
6.25%, 10/15/22 (r)	7,089	7,071
Transocean Inc., 3.80%, 10/15/22 (e) (l)	3,625	2,937
W&T Offshore Inc., 8.50%, 06/15/19	6,050	3,963

		422,951

FINANCIALS - 7.0%
Abengoa Finance SAU, 8.88%, 11/01/17 (r)	6,483	6,159
AerCap Ireland Capital Ltd., 3.75%, 05/15/19 (r)	10,000	9,900

	Shares/Par (t)	Value
Ally Financial Inc.
2.75%, 01/30/17	3,000	2,991
4.75%, 09/10/18	7,500	7,762
3.50%, 01/27/19	5,000	4,940
3.75%, 11/18/19	10,000	9,850
7.50%, 09/15/20	3,993	4,682
Alphabet Holding Co. Inc., 7.75%, 11/01/17 (y)	4,504	3,817
Asurion LLC Incremental Term Loan, 4.25%, 06/20/20 (i)	2,247	2,168
Bank of America Corp., 6.50%, (callable at 100 beginning 10/23/24) (m)	5,552	5,651
Barclays Plc, 8.25%, (callable at 100 beginning 12/15/18) (e) (m)	13,000	13,324
Carlson Travel Holdings Inc., 7.50%, 08/15/19 (r) (y)	2,500	2,519
CIT Group Inc., 3.88%, 02/19/19 (e)	7,000	6,982
Credit Agricole SA, 6.63%, (callable at 100 beginning 09/23/19) (m) (r)	4,600	4,459
Denver Parent Corp., 12.25%, 08/15/18 (e) (y)	6,922	692
Forestar USA Real Estate Group Inc., 8.50%, 06/01/22 (e) (r)	2,500	2,438
General Electric Capital Corp., 6.25%, (callable at 100 beginning 12/15/22) (m)	5,001	5,445
HSBC Holdings Plc, 6.38%, (callable at 100 beginning 09/17/24) (m)	14,706	14,853
International Lease Finance Corp.
8.25%, 12/15/20 (e)	3,003	3,619
8.63%, 01/15/22	3,000	3,720
JPMorgan Chase & Co., 5.00%, (callable at 100 beginning 07/01/19) (m)	5,000	4,892
Liberty Mutual Group Inc., 4.95%, 05/01/22 (r)	4,000	4,327
Milestone Aviation Group LLC, 8.63%, 12/15/17 (r)	6,000	6,480
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (i)	10,165	10,074
Opal Acquisition Inc., 8.88%, 12/15/21 (r)	6,000	6,090
Royal Bank of Scotland Group Plc, 5.13%, 05/28/24	15,337	15,601
SLM Corp., 4.88%, 06/17/19	6,000	6,017
Stena AB, 7.00%, 02/01/24 (e) (r)	8,993	8,229
Stena International SA, 5.75%, 03/01/24 (e) (r)	7,500	7,050
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19 (i)	6,473	6,163
Washington Mutual Bank, 0.00%, 06/15/11 (c) (d) (f)	1,500	3
		190,897

HEALTH CARE - 6.4%
Amsurg Corp., 5.63%, 07/15/22 (r)	2,225	2,281
Amsurg Corp. Term Loan B, 3.75%, 07/08/21 (i)	1,144	1,133
Biomet Inc., 6.50%, 08/01/20	4,511	4,827
Capsugel SA, 7.00%, 05/15/19 (r) (y)	5,210	5,262
Community Health Systems Inc.
8.00%, 11/15/19	7,294	7,786
6.88%, 02/01/22 (e)	3,033	3,213
Crimson Merger Sub Inc., 6.63%, 05/15/22 (r)	7,500	6,741
DJO Finance LLC
7.75%, 04/15/18	3,921	3,803
9.88%, 04/15/18	1,600	1,624
Endo Finance Co., 5.75%, 01/15/22 (r)	4,947	4,947
Endo Pharmaceuticals Holdings Inc. Term Loan B, 3.25%, 12/11/20 (i)	2,019	1,963
Fresenius Medical Care US Finance II Inc.
4.13%, 10/15/20 (r)	1,683	1,691
4.75%, 10/15/24 (r)	1,143	1,154
Fresenius US Finance II Inc., 4.25%, 02/01/21 (r)	2,781	2,802

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22 (r)	8,459	8,651
HCA Inc.
6.50%, 02/15/16 (e)	4,000	4,175
3.75%, 03/15/19	3,115	3,119
4.25%, 10/15/19	4,831	4,903
6.50%, 02/15/20	6,571	7,363
7.50%, 02/15/22	3,000	3,428
4.75%, 05/01/23	8,000	8,140
5.88%, 05/01/23	6,000	6,323
5.00%, 03/15/24	1,739	1,787
HealthSouth Corp., 5.75%, 11/01/24	5,143	5,349
IASIS Healthcare LLC, 8.38%, 05/15/19	6,800	7,140
Immucor Inc., 11.13%, 08/15/19	2,400	2,592
JLL/Delta Dutch Newco BV, 7.50%, 02/01/22 (r)	5,511	5,594
Kindred Escrow Corp. II, 8.00%, 01/15/20 (r)	6,500	6,906
LifePoint Hospitals Inc., 5.50%, 12/01/21	1,500	1,534
Physio-Control International Inc., 9.88%, 01/15/19 (r)	3,420	3,625
Pinnacle Merger Sub Inc., 9.50%, 10/01/23 (r)	6,177	6,671
Tenet Healthcare Corp.
5.00%, 03/01/19 (r)	4,800	4,806
6.00%, 10/01/20	2,281	2,449
8.13%, 04/01/22	7,855	8,778
Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (r)	3,733	3,971
7.50%, 07/15/21 (r)	12,586	13,593
5.63%, 12/01/21 (r)	4,183	4,214

		174,338

INDUSTRIALS - 7.5%
Abengoa Finance SAU, 7.75%, 02/01/20 (r)	6,434	5,678
ADS Waste Holdings Inc., 8.25%, 10/01/20	5,263	5,263
AECOM Technology Corp.
5.75%, 10/15/22 (r)	5,044	5,157
5.88%, 10/15/24 (r)	5,155	5,271
Ahern Rentals Inc, 9.50%, 06/15/18 (e) (r)	4,392	4,546
Aircastle Ltd.
6.25%, 12/01/19	4,155	4,394
5.13%, 03/15/21 (e)	6,000	6,000
Algeco Scotsman Global Finance Plc, 10.75%, 10/15/19 (r)	16,000	13,760
Algeco Scotsman Global Finance Plc Term Loan, 15.75%, 05/10/18 (f) (i) (y)	4,925	4,180
Ashtead Capital Inc., 5.63%, 10/01/24 (r)	3,000	3,082
BC Luxco 1 SA, 7.38%, 01/29/20 (r)	3,818	3,847
Bombardier Inc.
4.75%, 04/15/19 (r)	6,286	6,310
6.00%, 10/15/22 (e) (r)	11,863	11,982
6.13%, 01/15/23 (e) (r)	2,604	2,656
Cleaver-Brooks Inc., 8.75%, 12/15/19 (r)	2,619	2,756
CTP Transportation Products LLC, 8.25%, 12/15/19 (r)	3,925	4,141
Ducommun Inc., 9.75%, 07/15/18	5,081	5,437
Dynacast International LLC, 9.25%, 07/15/19	4,000	4,290
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (r)	5,937	5,878
9.75%, 05/01/20 (r)	6,082	6,052
Global Ship Lease Inc., 10.00%, 04/01/19 (r)	2,500	2,519
Huntington Ingalls Industries Inc., 5.00%, 12/15/21 (e) (r)	3,498	3,559
IHS Inc., 5.00%, 11/01/22 (r)	2,923	2,894
International Lease Finance Corp., 4.63%, 04/15/21 (e)	9,897	10,070
Jack Cooper Holdings Corp., 9.25%, 06/01/20 (p) (q)	2,866	2,966
MasTec Inc., 4.88%, 03/15/23 (e)	5,966	5,608

	Shares/Par (t)	Value
Meritor Inc.
6.75%, 06/15/21	10,000	10,450
6.25%, 02/15/24	3,828	3,885
Monitronics International Inc., 9.13%, 04/01/20	5,692	5,375
Mustang Merger Corp., 8.50%, 08/15/21 (r)	5,760	5,472
Quad/Graphics Inc., 7.00%, 05/01/22 (r)	8,900	8,410
ServiceMaster Co., 7.00%, 08/15/20	2,596	2,687
TransDigm Inc. Term Loan D, 3.75%, 05/22/21 (i)	7,065	6,929
TransUnion Holding Co. Inc., 9.63%, 06/15/18 (y)	2,838	2,903
Waterjet Holdings Inc., 7.63%, 02/01/20 (r)	2,547	2,623
Welltec A/S, 8.00%, 02/01/19 (e) (r)	7,429	6,909
West Corp., 5.38%, 07/15/22 (r)	11,719	11,221

		205,160

INFORMATION TECHNOLOGY - 3.7%
Advanced Micro Devices Inc.
6.75%, 03/01/19	7,500	7,050
7.00%, 07/01/24 (e)	6,688	5,668
Ancestry.com Inc.
9.63%, 10/15/18 (r) (y)	9,334	9,147
11.00%, 12/15/20	7,000	7,884
BMC Software Finance Inc., 8.13%, 07/15/21 (r)	3,000	2,820
Boxer Parent Co. Inc., 9.00%, 10/15/19 (e) (r) (y)	9,216	7,834
Entegris Inc., 6.00%, 04/01/22 (r)	4,772	4,832
First Data Corp., 11.75%, 08/15/21	9,326	10,701
NXP BV
5.75%, 02/15/21 (r)	1,625	1,706
5.75%, 03/15/23 (e) (r)	1,565	1,647
Sanmina Corp., 4.38%, 06/01/19 (r)	8,397	8,334
Seagate HDD Cayman, 4.75%, 06/01/23	4,000	4,155
Sensata Technologies BV
6.50%, 05/15/19 (r)	1,879	1,949
5.63%, 11/01/24 (r)	1,364	1,415
SunGard Availability Services Capital Inc., 8.75%, 04/01/22 (e) (r)	9,857	5,816
ViaSat Inc., 6.88%, 06/15/20	19,319	20,092

		101,050

MATERIALS - 5.9%
Ardagh Finance Holdings SA, 8.63%, 06/15/19 (e) (r) (y)	2,349	2,313
Ashland Inc.
4.75%, 08/15/22 (k)	2,129	2,129
6.88%, 05/15/43 (e)	3,646	3,883
Berry Plastics Corp., 5.50%, 05/15/22 (e)	4,500	4,568
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (r)	3,867	4,022
Cascades Inc., 5.50%, 07/15/22 (e) (r)	5,662	5,634
Cemex SAB de CV
6.50%, 12/10/19 (r)	6,791	6,957
7.25%, 01/15/21 (e) (r)	13,228	13,856
5.70%, 01/11/25 (r)	11,719	11,367
Cia Minera Ares SAC, 7.75%, 01/23/21 (e) (r)	8,000	7,960
Crown Americas LLC, 6.25%, 02/01/21	6,176	6,500
Eldorado Gold Corp., 6.13%, 12/15/20 (r)	8,400	8,148
Ferrexpo Finance Plc, 7.88%, 04/07/16 (r)	3,000	2,280
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (e) (r)	10,859	9,882
Freeport-McMoRan Inc., 5.40%, 11/14/34	11,757	11,462
Hexion Specialty Chemicals Inc., 9.20%, 03/15/21	2,165	1,543
Hexion US Finance Corp., 9.00%, 11/15/20 (e)	3,000	2,145
Lafarge SA, 7.13%, 07/15/36 (e)	2,712	3,146
Norbord Inc., 5.38%, 12/01/20 (r)	3,419	3,316

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PaperWorks Industries Inc., 9.50%, 08/15/19 (r)	6,000	6,000
Rain CII Carbon LLC, 8.25%, 01/15/21 (e) (r)	12,999	13,292
Rockwood Specialties Group Inc., 4.63%, 10/15/20	3	3
Samarco Mineracao SA, 5.75%, 10/24/23 (r)	4,145	3,958
Sealed Air Corp.
8.38%, 09/15/21 (r)	1,017	1,137
4.88%, 12/01/22 (r)	2,155	2,139
5.13%, 12/01/24 (r)	1,143	1,154
Signode Industrial Group Lux SA, 6.38%, 05/01/22 (r)	6,582	6,417
Solenis International LP 2nd Lien Term Loan, 7.75%, 07/02/22 (i)	3,500	3,383
Tekni-Plex Inc., 9.75%, 06/01/19 (r)	4,941	5,361
TPC Group Inc., 8.75%, 12/15/20 (r)	30	29
WR Grace & Co-Conn, 5.13%, 10/01/21 (r)	5,000	5,125
Xstrata Finance Canada Ltd., 4.25%, 10/25/22 (k) (r)	3,722	3,704

		162,813

TELECOMMUNICATION SERVICES - 6.4%
Altice Financing SA, 7.88%, 12/15/19 (r)	4,101	4,199
Altice Finco SA, 9.88%, 12/15/20 (r)	3,979	4,253
Cincinnati Bell Inc.
8.75%, 03/15/18 (e)	2,110	2,168
8.38%, 10/15/20	8,000	8,400
Clearwire Communications LLC, 14.75%, 12/01/16 (r)	1,000	1,203
CommScope Inc., 5.00%, 06/15/21 (r)	4,545	4,477
Consolidated Communications Finance Co., 10.88%, 06/01/20	5,538	6,258
Frontier Communications Corp.
8.50%, 04/15/20	5,718	6,376
9.25%, 07/01/21	3,000	3,465
8.75%, 04/15/22	1,295	1,447
6.88%, 01/15/25	5,106	5,106
9.00%, 08/15/31	4,429	4,649
Inmarsat Finance Plc, 4.88%, 05/15/22 (r)	7,000	6,930
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	15,000	15,412
Intelsat Luxembourg SA, 7.75%, 06/01/21 (e)	8,825	8,847
Level 3 Communications Inc., 5.75%, 12/01/22 (r)	5,000	5,031
PAETEC Holding Corp., 9.88%, 12/01/18 (e)	6,710	7,046
SBA Communications Corp., 4.88%, 07/15/22 (r)	8,571	8,250
SES Global Americas Holdings GP, 5.30%, 03/25/44 (r)	10,669	11,944
Sprint Capital Corp.
6.90%, 05/01/19	3,000	3,060
6.88%, 11/15/28	12,266	10,794
Sprint Corp., 7.13%, 06/15/24	9,000	8,370
Sprint Nextel Corp.
7.00%, 03/01/20 (r)	2,553	2,757
11.50%, 11/15/21	4,000	4,810
6.00%, 11/15/22 (e)	6,000	5,520
T-Mobile USA Inc.
6.13%, 01/15/22	4,549	4,617
6.00%, 03/01/23	5,556	5,570
6.84%, 04/28/23	654	675
6.50%, 01/15/24 (e)	5,000	5,125
Verizon Communications Inc., 6.55%, 09/15/43	5,940	7,610

		174,369

UTILITIES - 1.3%
Abengoa Yield Plc, 7.00%, 11/15/19 (e) (r)	9,259	9,120
AES Corp.
8.00%, 10/15/17	244	274

	Shares/Par (t)	Value
3.23%, 06/01/19 (i)	4,866	4,744
8.00%, 06/01/20	2,000	2,285
7.38%, 07/01/21	3,367	3,805
4.88%, 05/15/23	987	980
5.50%, 03/15/24	3,000	3,044
FirstEnergy Corp., 4.25%, 03/15/23 (l)	1,005	1,037
RJS Power Holdings LLC, 5.13%, 07/15/19 (r)	9,967	9,843
		35,132
Total Corporate Bonds and Notes (cost $2,366,022)		2,244,671

COMMON STOCKS - 6.6%

CONSUMER DISCRETIONARY - 1.8%
AMC Networks Inc. - Class A (c)	151	9,648
DISH Network Corp. - Class A (c)	120	8,747
Home Interior Gift Inc. (c) (f) (q)	429	—
MGM Resorts International (c)	233	4,990
Michaels Cos. Inc. (c)	400	9,892
Sally Beauty Holdings Inc. (c)	270	8,300
ServiceMaster Global Holdings Inc. (c)	250	6,692

		48,269

CONSUMER STAPLES - 0.4%
B&G Foods Inc.	220	6,578
Diamond Foods Inc. (c)	194	5,488

		12,066

ENERGY - 0.9%
Atlas Resource Partners LP	270	2,889
BreitBurn Energy Partners LP	400	2,800
Kinder Morgan Inc.	100	4,234
Legacy Reserves LP	195	2,229
Lone Pine Resources Canada Ltd. - Class A (c) (f) (p) (q)	405	—
Lone Pine Resources Inc. - Class A (c) (f) (p) (q)	405	—
MarkWest Energy Partners LP	80	5,375
Williams Partners LP	150	6,712

		24,239

FINANCIALS - 0.9%
JPMorgan Chase & Co.	100	6,258
Outfront Media Inc.	151	4,064
Royal Bank of Scotland Group Plc - ADR (c) (e)	700	8,477
Wells Fargo & Co.	100	5,482

		24,281

HEALTH CARE - 0.7%
DaVita HealthCare Partners Inc. (c)	80	6,059
Hologic Inc. (c)	120	3,209
Valeant Pharmaceuticals International Inc. (c)	70	10,018

		19,286

INDUSTRIALS - 0.9%
ADT Corp. (e)	115	4,166
Boeing Co.	55	7,149
Builders FirstSource Inc. (c)	1,000	6,870
Nielsen NV	50	2,237
Nortek Inc. (c)	41	3,360

		23,782

INFORMATION TECHNOLOGY - 0.2%
EchoStar Corp. - Class A (c)	80	4,200
New Cotai LLC (c) (f) (q)	—	779

		4,979

MATERIALS - 0.6%
Freeport-McMoran Inc. - Class B	270	6,307
LyondellBasell Industries NV - Class A	95	7,580
Rock-Tenn Co. - Class A	60	3,659

		17,546

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
TELECOMMUNICATION SERVICES - 0.2%
Intelsat SA (c) (e)	319	5,529

Total Common Stocks (cost $167,066)		179,977

PREFERRED STOCKS - 1.6%

ENERGY - 0.3%
NuStar Logistics LP	388	10,010

FINANCIALS - 1.3%
Ally Financial Inc., 7.00%, (callable at 1,000 beginning 02/20/15) (m) (r)	1	1,014
Federal Home Loan Mortgage Corp., 8.38%, (callable at 25 beginning 12/31/17) - Series Z (c) (d) (m)	50	197
Federal National Mortgage Association, 8.25%, (callable at 25 beginning 02/23/15) - Series T (c) (d) (m)	23	121
Federal National Mortgage Association, 8.25%, (callable at 25 beginning 12/31/15) - Series S (c) (d) (e) (m)	519	2,008
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (m)	768	18,739
Wells Fargo & Co., 6.63%, (callable at 25 beginning 03/15/24) (m)	467	12,955

		35,034

Total Preferred Stocks (cost $47,681)		45,044

INVESTMENT COMPANIES - 3.3%
Eaton Vance Senior Floating-Rate Trust	200	2,738
Invesco Senior Income Trust	407	1,856
Kayne Anderson MLP Investment Co.	199	7,604
PIMCO Floating Rate Strategy Fund	267	2,616
SPDR Barclays High Yield Bond ETF (e)	2,000	77,220

Total Investment Companies (cost $91,978)		92,034

OTHER EQUITY INTERESTS - 0.6%
Dynegy Holdings LLC, 7.75%, 06/01/19 (c) (f) (u)	3,500	—
GenOn Energy Inc., 9.88%, 10/15/20 (u)	9,813	9,666
Lone Pine Resources Inc. Escrow (c) (f) (p) (q) (u)	3,244	—
Stone Container Finance Co. of Canada II, 7.38%, 07/15/14 (c) (f) (u)	1,375	—
United Rentals North America Inc., 7.63%, 04/15/22 (u)	6,372	7,006

Total Other Equity Interests (cost $17,520)		16,672

SHORT TERM INVESTMENTS - 15.5%

Investment Companies - 3.8%
JNL Money Market Fund, 0.01% (a) (h)	105,445	105,445

Securities Lending Collateral - 11.7%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	320,537	320,537

Total Short Term Investments (cost $425,982)		425,982

Total Investments - 110.5% (cost $3,142,121)		3,030,638
Other Assets and Liabilities, Net - (10.5%)		(288,787)

Total Net Assets - 100.0%		$2,741,851

	Shares/Par (t)	Value
JNL/S&P International 5 Fund

COMMON STOCKS - 99.4%

AUSTRALIA - 8.6%
Amcor Ltd.	79	$871
Aurizon Holdings Ltd.	186	697
Coca-Cola Amatil Ltd.	97	736
Fortescue Metals Group Ltd.	223	491
GPT Group	226	801
Leighton Holdings Ltd.	19	340
Lend Lease Corp. Ltd.	62	830
Metcash Ltd.	290	437
Orica Ltd.	45	684
Telstra Corp. Ltd.	157	763
Toll Holdings Ltd.	138	660
Wesfarmers Ltd.	20	670
Westfield Corp.	116	853
Westpac Banking Corp.	25	683
Woodside Petroleum Ltd.	21	639
WorleyParsons Ltd.	50	413

		10,568

BELGIUM - 2.9%
Belgacom SA	36	1,310
KBC Groep NV (c)	23	1,265
Umicore	24	973

		3,548

CANADA - 9.6%
Alimentation Couche-Tard Inc.	22	922
BCE Inc.	37	1,674
CGI Group Inc. (c)	20	766
CI Financial Corp.	17	481
Finning International Inc.	13	291
Great-West Lifeco Inc.	13	385
Industrial Alliance Insurance & Financial Services Inc.	9	344
Intact Financial Corp.	8	606
Magna International Inc.	11	1,181
Manulife Financial Corp.	61	1,168
Potash Corp. of Saskatchewan Inc.	21	753
Power Financial Corp.	12	386
Sun Life Financial Inc.	32	1,162
Suncor Energy Inc.	31	988
Teck Resources Ltd.	58	787

		11,894

DENMARK - 2.5%
DSV A/S	19	577
Pandora A/S	17	1,386
TDC A/S	140	1,068

		3,031

FINLAND - 1.7%
Fortum Oyj	51	1,117
Orion Oyj	15	466
Wartsila Oyj Abp	12	524

		2,107

FRANCE - 5.4%
BNP Paribas	8	477
Orange SA	85	1,452
Suez Environnement SA	69	1,207
Unibail-Rodamco SE	5	1,212
Vinci SA	21	1,126
Vivendi SA	50	1,248

		6,722

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
GERMANY - 3.9%
Deutsche Boerse AG	18	1,276
E.ON SE	68	1,170
Muenchener Rueckversicherungs AG	6	1,271
Siemens AG	10	1,114

		4,831

GUERNSEY - 1.1%
Friends Life Group Ltd.	234	1,326

HONG KONG - 1.1%
Li & Fung Ltd.	646	605
New World Development Ltd.	615	706

		1,311

IRELAND - 1.9%
CRH Plc	53	1,271
Smurfit Kappa Group Plc	50	1,119

		2,390

ISRAEL - 0.6%
Bezeq Israeli Telecommunication Corp. Ltd.	330	585
Delek Group Ltd.	1	141

		726

ITALY - 1.8%
Atlantia SpA	50	1,157
Pirelli & C. SpA	81	1,090

		2,247

JAPAN - 19.6%
Aisin Seiki Co. Ltd.	20	719
Aozora Bank Ltd.	202	625
Canon Inc.	26	811
Chugoku Electric Power Co. Inc.	28	371
Daihatsu Motor Co. Ltd.	43	563
Daiichi Sankyo Co. Ltd.	42	586
Dena Co. Ltd.	61	723
DIC Corp.	240	575
FamilyMart Co. Ltd.	18	685
ITOCHU Corp.	66	708
Japan Airlines Co. Ltd.	30	889
Komatsu Ltd.	36	803
Kuraray Co. Ltd.	45	514
LIXIL Group Corp.	38	804
Marubeni Corp.	115	690
Mitsubishi Corp.	40	739
Mitsubishi Tanabe Pharma Corp.	37	541
Mitsubishi UFJ Financial Group Inc.	147	809
Mitsui & Co. Ltd.	52	692
Mizuho Financial Group Inc.	439	736
Nippon Electric Glass Co. Ltd.	107	481
Nippon Telegraph & Telephone Corp.	13	649
Nissan Motor Co. Ltd.	86	747
Nomura Holdings Inc.	130	736
NTT DoCoMo Inc.	48	699
Resona Holdings Inc.	154	779
Ricoh Co. Ltd.	75	753
Sega Sammy Holdings Inc.	53	673
Sekisui House Ltd.	70	917
Sumitomo Corp.	66	676
Sumitomo Mitsui Financial Group Inc.	21	748
Toyota Motor Corp.	15	904
Tsumura & Co.	15	338
Ube Industries Ltd.	224	333
West Japan Railway Co.	16	752
Yokohama Rubber Co Ltd.	43	392

		24,160

	Shares/Par (t)	Value
LUXEMBOURG - 0.4%
SES SA - FDR	16	559

NETHERLANDS - 1.7%
Unilever NV - CVA	31	1,200
Wolters Kluwer NV	31	947

		2,147

NEW ZEALAND - 1.1%
Sky Network Television Ltd.	145	682
Spark New Zealand Ltd.	300	727

		1,409

NORWAY - 2.1%
Akastor ASA	39	111
Aker Solutions Holding ASA (c)	41	228
Telenor ASA	56	1,130
Yara International ASA	26	1,176

		2,645

PORTUGAL - 0.8%
Energias de Portugal SA	247	958

SINGAPORE - 0.9%
Hutchison Port Holdings Trust	1,054	725
Singapore Exchange Ltd.	65	382

		1,107

SOUTH KOREA - 1.8%
Hyundai Hysco Co. Ltd.	9	584
Shinsegae Co. Ltd.	2	260
SK Holdings Co. Ltd.	5	734
Woongjin Coway Co. Ltd.	9	691

		2,269

SPAIN - 2.4%
CaixaBank SA	207	1,083
Endesa SA	30	602
Ferrovial SA	64	1,267

		2,952

SWEDEN - 2.5%
Securitas AB - Class B	51	615
Svenska Handelsbanken AB	27	1,274
TeliaSonera AB	178	1,147

		3,036

SWITZERLAND - 3.1%
ABB Ltd.	55	1,160
Swiss Re AG	16	1,308
Zurich Financial Services AG	4	1,326

		3,794

UNITED KINGDOM - 21.2%
Admiral Group Plc	64	1,303
Aggreko Plc	32	735
Amec Foster Wheeler Plc	48	634
AstraZeneca Plc	17	1,199
BAE Systems Plc	172	1,255
BP Plc	165	1,044
British American Tobacco Plc	22	1,170
BT Group Plc	201	1,250
Bunzl Plc	32	883
Carnival Plc	33	1,490
GKN Plc	225	1,199
Imperial Tobacco Group Plc	29	1,273
Legal & General Group Plc	328	1,268
Old Mutual Plc	391	1,154
Rio Tinto Plc	24	1,112
Rolls-Royce Holdings Plc	76	1,021

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Sage Group Plc	134	971
Scottish & Southern Energy Plc	54	1,370
Severn Trent Plc	27	836
Sky Plc	89	1,248
Smith & Nephew Plc	73	1,319
Unilever Plc	29	1,180
WPP Plc	61	1,276
		26,190

UNITED STATES OF AMERICA - 0.7%
Flextronics International Ltd. (c)	74	824

Total Common Stocks (cost $130,302)		122,751

SHORT TERM INVESTMENTS - 0.5%

Investment Companies - 0.5%
JNL Money Market Fund, 0.01% (a) (h)	605	605

Total Short Term Investments (cost $605)		605

Total Investments - 99.9% (cost $130,907)		123,356
Other Assets and Liabilities, Net - 0.1%		145

Total Net Assets - 100.0%		$123,501

JNL/T. Rowe Price Established Growth Fund

COMMON STOCKS - 98.5%

CONSUMER DISCRETIONARY - 26.6%
Amazon.com Inc. (c)	562	$174,261
AutoZone Inc. (c)	97	60,054
Carmax Inc. (c)	735	48,936
Chipotle Mexican Grill Inc. - Class A (c)	50	34,089
Ctrip.com International Ltd. - ADR (c)	610	27,732
Delphi Automotive Plc	534	38,825
HanesBrands Inc.	355	39,569
Home Depot Inc.	528	55,466
Las Vegas Sands Corp.	734	42,701
Lowe’s Cos. Inc.	1,096	75,432
MGM Resorts International (c)	2,335	49,918
Michael Kors Holdings Ltd. (c)	242	18,167
Netflix Inc. (c)	117	40,071
Nike Inc. - Class B	291	27,999
Pandora Media Inc. (c) (e)	432	7,708
Priceline Group Inc. (c)	132	150,982
Ross Stores Inc.	227	21,369
Starbucks Corp.	696	57,107
Starwood Hotels & Resorts Worldwide Inc.	273	22,092
Tesla Motors Inc. (c) (e)	199	44,208
Tractor Supply Co.	693	54,583
Twenty-First Century Fox Inc. - Class A	458	17,589
Under Armour Inc. - Class A (c)	272	18,435
Vipshop Holdings Ltd. - ADR (c) (e)	1,812	35,397
Walt Disney Co.	669	63,013
Wynn Macau Ltd. (e)	7,974	22,246
Wynn Resorts Ltd.	467	69,520

		1,317,469

CONSUMER STAPLES - 2.0%
Costco Wholesale Corp.	188	26,592
CVS Health Corp.	571	55,012
Estee Lauder Cos. Inc.	250	19,043

		100,647

ENERGY - 2.2%
Continental Resources Inc. (c) (e)	324	12,444
EOG Resources Inc.	115	10,579
EQT Corp.	376	28,486

	Shares/Par (t)	Value
Pioneer Natural Resources Co.	222	33,089
Range Resources Corp.	467	24,979

		109,577

FINANCIALS - 6.5%
American Tower Corp.	759	75,038
BlackRock Inc.	67	23,885
Crown Castle International Corp.	984	77,457
Intercontinental Exchange Inc.	160	35,174
Invesco Ltd.	60	2,371
Morgan Stanley	1,302	50,518
State Street Corp.	403	31,604
TD Ameritrade Holding Corp.	782	27,962

		324,009

HEALTH CARE - 19.0%
Actavis Plc (c)	218	56,115
Alexion Pharmaceuticals Inc. (c)	366	67,795
Allergan Inc.	271	57,527
Biogen Idec Inc. (c)	309	104,754
Celgene Corp. (c)	613	68,615
Gilead Sciences Inc. (c)	1,160	109,308
Humana Inc.	220	31,660
Incyte Corp. (c)	345	25,223
Intuitive Surgical Inc. (c)	126	66,382
McKesson Corp.	518	107,444
Pharmacyclics Inc. (c) (e)	212	25,931
Regeneron Pharmaceuticals Inc. (c)	96	39,425
UnitedHealth Group Inc.	394	39,799
Valeant Pharmaceuticals International Inc. (c)	510	73,043
Vertex Pharmaceuticals Inc. (c)	304	36,132
Walgreens Boots Alliance Inc.	388	29,566

		938,719

INDUSTRIALS - 13.5%
American Airlines Group Inc.	1,995	107,008
Boeing Co.	572	74,375
Danaher Corp.	1,194	102,312
FedEx Corp.	197	34,228
Flowserve Corp.	230	13,749
JB Hunt Transport Services Inc.	300	25,267
Kansas City Southern	293	35,791
Precision Castparts Corp.	356	85,825
Roper Industries Inc.	332	51,924
Tyco International Plc	655	28,741
United Continental Holdings Inc. (c)	702	46,954
United Technologies Corp.	202	23,207
Wabtec Corp.	434	37,667

		667,048

INFORMATION TECHNOLOGY - 26.1%
Alibaba Group Holding Ltd. - ADR (c)	705	73,238
Apple Inc.	909	100,280
ASML Holding NV - ADR	261	28,176
Baidu.com - ADR - Class A (c)	398	90,664
Facebook Inc. - Class A (c)	1,409	109,938
Fiserv Inc. (c)	302	21,461
Google Inc. - Class A (c)	252	133,461
Google Inc. - Class C (c)	255	134,337
LinkedIn Corp. (c)	177	40,659
MasterCard Inc. - Class A	1,289	111,078
Mobileye NV (c) (e)	295	11,965
NetSuite Inc. (c) (e)	236	25,786
NHN Corp.	24	15,547
Palo Alto Networks Inc. (c)	79	9,683
Red Hat Inc. (c)	486	33,567
Salesforce.com Inc. (c)	1,085	64,328
ServiceNow Inc. (c) (e)	352	23,897
Stratasys Ltd. (c) (e)	166	13,796

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Tencent Holdings Ltd.	2,120	30,667
Twitter Inc. (c)	482	17,282
Visa Inc. - Class A	630	165,212
VMware Inc. - Class A (c)	279	23,023
Workday Inc. - Class A (c)	144	11,752

		1,289,797

MATERIALS - 2.0%
Ashland Inc.	195	23,365
Ecolab Inc.	70	7,306
Martin Marietta Materials Inc.	120	13,238
Sherwin-Williams Co.	212	55,870

		99,779

TELECOMMUNICATION SERVICES - 0.6%
SoftBank Corp.	484	28,833

Total Common Stocks (cost $3,501,044)		4,875,878

PREFERRED STOCKS - 0.5%

INFORMATION TECHNOLOGY - 0.5%
Airbnb Inc. (c) (f) (p) (q)	167	8,410
Dropbox Inc. (c) (f) (p) (q)	437	8,341
Flipkart Ltd. (c) (f) (p) (q)	51	6,117
LivingSocial - Series F (c) (f) (p) (q) (v)	154	40

Total Preferred Stocks (cost $22,435)		22,908

SHORT TERM INVESTMENTS - 4.2%

Investment Companies - 1.2%
JNL Money Market Fund, 0.01% (a) (h)	1,193	1,193
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	60,804	60,804

		61,997

Securities Lending Collateral - 3.0%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	147,636	147,636

Total Short Term Investments (cost $209,633)		209,633

Total Investments - 103.2% (cost $3,733,112)		5,108,419
Other Assets and Liabilities, Net - (3.2%)		(160,461)

Total Net Assets - 100.0%		$4,947,958

JNL/T. Rowe Price Mid-Cap Growth Fund

COMMON STOCKS - 95.8%

CONSUMER DISCRETIONARY - 14.5%
ARAMARK	387	$12,055
AutoZone Inc. (c)	64	39,623
Carmax Inc. (c)	932	62,052
Charter Communications Inc. - Class A (c)	43	7,165
Chipotle Mexican Grill Inc. - Class A (c)	12	8,214
Choice Hotels International Inc.	367	20,559
Coupons.com Inc. (c) (e)	425	7,544
Dollar General Corp. (c)	280	19,796
Five Below Inc. (c) (e)	95	3,879
HanesBrands Inc.	187	20,873
Harley-Davidson Inc.	342	22,541
Harman International Industries Inc.	124	13,232
L Brands Inc.	280	24,234
Marriott International Inc. - Class A	341	26,608
Michaels Cos. Inc. (c)	338	8,359
Netflix Inc. (c)	29	9,907
Norwegian Cruise Line Holdings Ltd. (c)	960	44,890
O’Reilly Automotive Inc. (c)	221	42,569
Tesla Motors Inc. (c) (e)	50	11,120

	Shares/Par (t)	Value
TripAdvisor Inc. (c)	114	8,511
WABCO Holdings Inc. (c)	155	16,241
Wolverine World Wide Inc. (e)	436	12,849

		442,821

CONSUMER STAPLES - 3.6%
Rite Aid Corp. (c)	3,479	26,162
Sprouts Farmers Market Inc. (c) (e)	621	21,102
TreeHouse Foods Inc. (c)	187	15,994
WhiteWave Foods Co. - Class A (c)	866	30,301
Whole Foods Market Inc.	310	15,630

		109,189

ENERGY - 3.6%
Concho Resources Inc. (c)	187	18,653
CONSOL Energy Inc.	466	15,756
EQT Corp.	443	33,535
Pioneer Natural Resources Co.	100	14,885
Range Resources Corp.	507	27,099

		109,928

FINANCIALS - 9.4%
CBOE Holdings Inc.	506	32,091
FNF Group	1,264	43,545
HCC Insurance Holdings Inc.	504	26,974
Intercontinental Exchange Inc.	131	28,727
Jones Lang LaSalle Inc.	214	32,085
LendingClub Corp. (c) (e)	133	3,365
LPL Financial Holdings Inc.	435	19,379
MSCI Inc. - Class A	529	25,096
Progressive Corp.	951	25,667
TD Ameritrade Holding Corp.	886	31,701
WeWork Co. (c) (f) (p) (q)	31	521
Willis Group Holdings Plc	434	19,448

		288,599

HEALTH CARE - 20.3%
Agilent Technologies Inc.	886	36,273
Align Technology Inc. (c)	137	7,660
Alkermes Plc (c)	664	38,884
Alnylam Pharmaceuticals Inc. (c)	61	5,917
Bruker Corp. (c)	1,142	22,406
CareFusion Corp. (c)	807	47,887
Catalent Inc. (c)	634	17,676
Cooper Cos. Inc.	233	37,767
Covance Inc. (c)	249	25,856
Cubist Pharmaceuticals Inc. (c)	37	3,724
Dentsply International Inc.	861	45,865
Envision Healthcare Holdings Inc. (c)	423	14,674
Henry Schein Inc. (c)	253	34,446
Hospira Inc. (c)	626	38,343
Idexx Laboratories Inc. (c)	187	27,727
Illumina Inc. (c)	81	14,951
IMS Health Holdings Inc. (c)	177	4,538
Incyte Corp. (c)	249	18,204
Intuitive Surgical Inc. (c)	83	43,902
MEDNAX Inc. (c)	317	20,957
Mettler-Toledo International Inc. (c)	28	8,469
Pharmacyclics Inc. (c) (e)	95	11,615
Sirona Dental Systems Inc. (c)	125	10,921
Teleflex Inc.	304	34,905
Universal Health Services Inc. - Class B	253	28,149
Veeva Systems Inc. - Class A (c)	127	3,354
Vertex Pharmaceuticals Inc. (c)	124	14,731

		619,801

INDUSTRIALS - 20.6%
Acuity Brands Inc.	187	26,193
AMETEK Inc.	622	32,736

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Babcock & Wilcox Co.	976	29,573
Colfax Corp. (c)	410	21,144
DigitalGlobe Inc. (c)	683	21,152
Equifax Inc.	380	30,731
Fastenal Co.	559	26,586
Hertz Global Holdings Inc. (c)	252	6,285
IDEX Corp.	558	43,435
IHS Inc. - Class A (c)	404	46,007
JB Hunt Transport Services Inc.	317	26,707
Kansas City Southern	199	24,284
Manpower Inc.	298	20,315
Nordson Corp.	121	9,433
Pall Corp.	528	53,439
Quanta Services Inc. (c)	188	5,337
Rexnord Corp. (c)	683	19,267
Roper Industries Inc.	253	39,557
Sensata Technologies Holding NV (c)	696	36,477
Textron Inc.	1,264	53,227
Towers Watson & Co.	118	13,354
Verisk Analytics Inc. - Class A (c)	443	28,374
Xylem Inc.	466	17,741

		631,354

INFORMATION TECHNOLOGY - 19.6%
Akamai Technologies Inc. (c)	187	11,774
Altera Corp.	1,264	46,692
Atlassian Corp. (c) (f) (p) (q)	102	1,933
Atlassian Corp. (c) (f) (p) (q)	38	722
Atlassian Corp. - Class A (c) (f) (p) (q)	15	283
Atlassian Corp. - Class A (c) (f) (p) (q)	78	1,480
Atlassian Corp. - Class A (c) (f) (p) (q)	22	411
Atmel Corp. (c)	1,864	15,648
Cognex Corp. (c)	66	2,728
CoreLogic Inc. (c)	748	23,629
Dropbox Inc. (c) (f) (p) (q)	42	809
FactSet Research Systems Inc. (e)	215	30,261
FEI Co.	217	19,606
Fidelity National Information Services Inc.	310	19,282
Fiserv Inc. (c)	884	62,738
Gartner Inc. - Class A (c)	404	34,021
Global Payments Inc.	380	30,677
GrubHub Inc. (c)	150	5,448
Guidewire Software Inc. (c)	45	2,278
JDS Uniphase Corp. (c)	1,743	23,914
Keysight Technologies Inc. (c)	633	21,377
LinkedIn Corp. - Class A (c)	31	7,121
Microchip Technology Inc. (e)	251	11,323
Mobileye NV (c) (e)	191	7,747
Motorola Solutions Inc.	597	40,048
Palo Alto Networks Inc. (c)	43	5,271
Rackspace Hosting Inc. (c)	404	18,911
Red Hat Inc. (c)	653	45,149
ServiceNow Inc. (c) (e)	124	8,413
Stratasys Ltd. (c) (e)	31	2,576
Trimble Navigation Ltd. (c)	436	11,572
Vantiv Inc. - Class A (c)	747	25,338
VeriSign Inc. (c) (e)	633	36,081
Workday Inc. - Class A (c)	43	3,509
Xilinx Inc.	342	14,805
Zillow Inc. - Class A (c) (e)	57	6,036

		599,611

MATERIALS - 3.3%
Ball Corp.	249	16,974
Celanese Corp. - Class A	253	15,170
Franco-Nevada Corp.	560	27,576
Martin Marietta Materials Inc.	162	17,872
RPM International Inc.	354	17,951

	Shares/Par (t)	Value
Silver Wheaton Corp.	250	5,083

		100,626

TELECOMMUNICATION SERVICES - 0.8%
T-Mobile US Inc. (c)	871	23,465

UTILITIES - 0.1%
Calpine Corp. (c)	125	2,766

Total Common Stocks (cost $2,060,029)		2,928,160

PREFERRED STOCKS - 0.4%

CONSUMER DISCRETIONARY - 0.0%
LivingSocial (c) (f) (p) (q)	719	173

FINANCIALS - 0.2%
WeWork Co. (c) (f) (p) (q)	156	2,591
WeWork Co. (c) (f) (p) (q)	122	2,036

		4,627

INFORMATION TECHNOLOGY - 0.2%
Atlassian Corp. (c) (f) (p) (q)	75	1,429
Dropbox Inc. - Series A-1 (c) (f) (p) (q) (v)	258	4,936
Dropbox Inc. - Series A (c) (f) (p) (q) (v)	53	1,005

		7,370

Total Preferred Stocks (cost $12,706)		12,170

SHORT TERM INVESTMENTS - 8.3%

Investment Companies - 3.8%
JNL Money Market Fund, 0.01% (a) (h)	526	526
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	118,061	118,061

		118,587

Securities Lending Collateral - 4.5%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	137,016	137,016

Total Short Term Investments (cost $255,603)		255,603

Total Investments - 104.5% (cost $2,328,338)		3,195,933
Other Assets and Liabilities, Net - (4.5%)		(138,860)

Total Net Assets - 100.0%		$3,057,073

JNL/T. Rowe Price Short-Term Bond Fund

CORPORATE BONDS AND NOTES - 47.6%

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 26.2%
Ally Auto Receivables Trust
0.75%, 06/20/16	$2,775	$2,770
3.15%, 08/15/16 (r)	960	983
Ally Master Owner Trust
0.96%, 02/15/15 (i)	8,000	8,004
1.00%, 02/15/16	580	581
1.29%, 01/15/17	2,065	2,058
American Express Credit Account Master Trust
0.99%, 08/17/15	2,840	2,846
1.29%, 08/17/15 (r)	3,245	3,258
1.07%, 10/15/15 (r)	770	772
1.26%, 06/15/17	2,775	2,769
AmeriCredit Automobile Receivables Trust
1.73%, 02/08/17	1,076	1,078
1.52%, 03/15/17	915	916
0.96%, 04/09/18	800	801
1.19%, 05/08/18	2,560	2,563
1.60%, 07/08/19	2,305	2,292

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
ARI Fleet Lease Trust, 0.81%, 12/15/16 (r)	3,480	3,478
Banc of America Commercial Mortgage Trust REMIC
5.45%, 09/10/16	190	199
5.73%, 05/10/45 (i)	6,510	6,778
5.37%, 09/10/45 (i)	3,260	3,342
5.63%, 07/10/46	1,724	1,804
Banc of America Merill Lynch Commercial Mortgage Inc. REMIC
4.62%, 07/10/43	1,279	1,280
4.67%, 07/10/43	7,804	7,863
Bank of America Corp. REMIC, 5.82%, 08/10/17 (i)	160	174
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.54%, 07/11/16	1,215	1,278
5.54%, 09/12/16	2,386	2,517
5.75%, 12/11/16	1,574	1,581
5.20%, 12/11/38	4,560	4,832
4.67%, 06/11/41	797	800
5.70%, 06/13/50	507	510
BMW Vehicle Lease Trust, 0.54%, 09/21/15	1,995	1,996
BMW Vehicle Owner Trust REMIC, 1.50%, 06/25/18	1,050	1,046
Cabela’s Master Credit Card Trust, 1.61%, 01/15/18 (i) (r)	1,700	1,701
Capital Auto Receivables Asset Trust
0.79%, 03/20/16	4,790	4,794
1.24%, 10/20/17	2,985	3,000
1.09%, 03/20/18	6,860	6,859
1.26%, 05/21/18	4,790	4,800
1.32%, 06/20/18	2,310	2,319
1.48%, 11/20/18	1,060	1,059
2.22%, 01/22/19	645	651
CarMax Auto Owner Trust
0.52%, 03/15/16	1,861	1,859
0.84%, 03/15/17	1,207	1,209
1.69%, 08/15/19	325	322
1.93%, 11/15/19	460	457
CCG Receivables Trust, 1.06%, 11/15/21 (r)	1,980	1,977
Chase Issuance Trust, 1.01%, 10/17/16	2,295	2,295
Citibank Credit Card Issuance Trust, 1.02%, 02/22/17	5,020	5,002
Citigroup Commercial Mortgage Trust REMIC
1.20%, 12/10/18	1,095	1,088
1.24%, 03/10/19	1,897	1,887
1.39%, 06/10/19	1,161	1,157
1.49%, 09/10/19	559	556
CNH Equipment Trust
0.69%, 08/15/16	6,559	6,558
1.05%, 05/15/18	2,640	2,627
1.02%, 08/15/18	960	962
CNH Wholesale Master Note Trust, 0.76%, 08/15/16 (i) (r)	2,275	2,280
COMM Mortgage Trust REMIC
1.01%, 02/13/17 (i) (r)	1,280	1,275
1.22%, 10/10/18	5,247	5,214
1.37%, 11/10/18	3,128	3,122
1.28%, 12/10/18	1,363	1,357
1.44%, 05/15/19	1,695	1,686
Commercial Mortgage Pass-Through Certificates REMIC
5.17%, 07/10/15 (i)	560	569
1.16%, 07/10/16	152	153
1.30%, 12/10/18	1,374	1,369
1.26%, 01/10/19	2,010	1,997
1.42%, 07/10/19	2,485	2,475
1.45%, 08/10/19	1,840	1,833
1.32%, 09/10/19	996	989

	Shares/Par (t)	Value
Commercial Mortgage Trust REMIC
1.31%, 11/10/18	678	675
1.38%, 12/10/18	1,411	1,411
1.49%, 08/10/19	708	707
CSMC Trust REMIC, 0.96%, 04/15/16 (i) (r)	675	674
Diamond Resorts Owner Trust
2.27%, 05/20/26 (r)	1,601	1,611
2.54%, 05/20/27 (r)	3,024	3,014
Discover Card Execution Note Trust, 1.39%, 10/16/17	4,865	4,856
Elara HGV Timeshare Issuer LLC, 2.53%, 02/25/27 (r)	1,607	1,596
Enterprise Fleet Financing LLC
0.68%, 10/20/15 (r)	2,220	2,220
1.06%, 05/20/16 (r)	1,568	1,571
0.87%, 12/20/16 (r)	1,444	1,444
1.05%, 08/21/17 (r)	8,135	8,126
Exeter Automobile Receivables Trust, 1.06%, 08/15/18 (r)	561	560
Ford Credit Auto Lease Trust
1.23%, 04/15/16	2,010	2,005
1.01%, 05/15/16	2,130	2,135
1.51%, 05/15/16	1,375	1,378
1.28%, 06/15/16	1,565	1,569
1.10%, 11/15/17	1,975	1,978
REMIC, 1.10%, 04/15/15 (r)	735	736
REMIC, 1.50%, 05/15/15 (r)	910	912
Ford Credit Auto Owner Trust, 1.06%, 05/15/19	2,975	2,967
Ford Credit Floorplan Master Owner Trust
4.20%, 02/15/15 (r)	3,120	3,134
4.99%, 02/15/15 (r)	2,230	2,242
1.40%, 08/15/17	3,595	3,589
Fosse Master Issuer Plc, 1.63%, 10/18/54 (i) (r)	1,134	1,142
GE Capital Credit Card Master Note Trust
1.03%, 01/15/15	2,960	2,961
5.75%, 03/15/18 (r)	2,325	2,349
GE Dealer Floorplan Master Note Trust
0.61%, 10/20/15 (i)	5,265	5,265
0.57%, 04/20/16 (i)	4,635	4,629
0.55%, 07/20/17 (i)	5,835	5,829
0.62%, 10/20/17 (i)	3,615	3,616
GE Equipment Midticket LLC, 0.78%, 01/22/16	2,390	2,393
GE Equipment Small Ticket LLC
1.04%, 09/21/15 (r)	23	23
0.95%, 12/24/16 (r)	4,995	4,985
GE Equipment Transportation LLC, 1.48%, 01/23/18	845	844
GreatAmerica Leasing Receivables Funding LLC, 0.89%, 01/15/17 (r)	2,905	2,903
Greenwich Capital Commercial Funding Corp. REMIC, 5.82%, 06/10/16 (i)	3,505	3,664
GS Mortgage Securities Trust REMIC
5.55%, 12/10/15 (i)	2,845	2,919
1.21%, 04/10/18	1,118	1,121
1.29%, 05/10/19	1,474	1,467
1.51%, 09/10/47	2,605	2,604
GSMS Mortgage Securities Trust REMIC, 1.34%, 04/10/24	3,080	3,066
GTP Acquisition Partners I LLC
4.35%, 06/15/16 (r)	1,690	1,721
2.36%, 05/15/18 (r)	5,715	5,668
Hilton Grand Vacations Trust, 1.77%, 11/25/26 (r)	2,166	2,144
Holmes Master Issuer Plc, 1.88%, 10/15/54 (i) (r)	3,044	3,054
Honda Auto Receivables Owner Trust
0.56%, 06/15/15	1,079	1,079

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
0.69%, 10/18/16	3,030	3,028
0.99%, 10/16/17	2,560	2,553
HSBC Home Equity Loan Trust REMIC, 0.32%, 03/20/36 (i)	665	660
Huntington Auto Trust, 0.81%, 05/15/15	789	789
Hyundai Auto Lease Securitization Trust
0.77%, 10/17/16 (r)	3,480	3,483
1.26%, 09/17/18 (r)	1,630	1,629
Hyundai Auto Receivables Trust
0.73%, 10/15/16	4,305	4,303
0.75%, 02/15/17	3,900	3,893
3.51%, 11/15/17	6,830	6,991
John Deere Owner Trust, 0.60%, 04/15/16	6,453	6,461
JPMBB Commercial Mortgage Securities Trust REMIC
1.26%, 07/15/18	2,101	2,105
1.27%, 01/15/19	1,619	1,614
1.32%, 03/15/19	1,202	1,198
1.45%, 06/15/19	792	791
1.65%, 08/15/19	1,068	1,069
1.54%, 09/15/19	471	469
1.60%, 10/15/19	4,750	4,737
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
1.03%, 10/15/16	108	108
4.68%, 07/15/42	2	2
5.00%, 08/15/42 (i)	2,421	2,457
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
1.27%, 03/15/19	1,524	1,518
5.48%, 12/12/44 (i)	1,474	1,507
JPMorgan Mortgage Trust REMIC, 2.53%, 07/25/35 (i)	194	194
Kubota Credit Owner Trust, 0.58%, 02/15/17 (r)	2,705	2,704
Lanark Master Issuer Plc REMIC, 0.73%, 12/22/54 (i) (r)	4,990	4,993
LB-UBS Commercial Mortgage Trust REMIC
5.20%, 11/15/30 (i)	3,431	3,472
4.57%, 01/15/31	96	97
Mercedes-Benz Auto Lease Trust
0.62%, 07/15/16	2,065	2,066
0.72%, 12/17/18	2,155	2,156
Mercedes-Benz Master Owner Trust, 0.79%, 11/16/15 (r)	9,925	9,925
Merrill Lynch Mortgage Trust REMIC, 5.78%, 08/12/43 (i)	1,125	1,193
MMAF Equipment Finance LLC, 0.87%, 01/08/19 (r)	6,215	6,191
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
1.31%, 08/15/18	1,469	1,477
1.25%, 11/15/18	1,107	1,101
1.29%, 03/15/19	1,050	1,042
1.55%, 06/15/19	1,805	1,801
1.69%, 07/15/19	1,585	1,588
1.57%, 09/15/19	3,210	3,207
Morgan Stanley Capital I Trust REMIC
4.99%, 06/13/15	1,463	1,466
5.73%, 07/12/44 (i)	2,368	2,486
Motor Plc
0.67%, 02/15/21 (i) (r)	1,164	1,164
0.65%, 08/25/21 (i) (r)	2,027	2,029
MVW Owner Trust
2.25%, 10/20/24 (r)	1,925	1,911
2.15%, 04/22/30 (r)	655	655
Navistar Financial Dealer Note Master Trust
0.84%, 01/26/15 (i) (r)	4,920	4,920
0.85%, 09/25/15 (i) (r)	2,505	2,508

	Shares/Par (t)	Value
Nissan Auto Lease Trust, 0.75%, 12/15/15	960	961
Nissan Auto Receivables Owner Trust, 1.11%, 05/15/19	1,155	1,152
RSB Bondco LLC, 5.72%, 04/01/16	1,608	1,650
SBA Tower Trust REMIC
2.93%, 12/15/17 (r)	7,540	7,636
2.24%, 04/16/18 (r)	2,925	2,898
3.60%, 04/16/18 (r)	2,270	2,276
Sequoia Mortgage Trust REMIC, 2.11%, 01/25/15 (i)	15	14
Sierra Receivables Funding Co. LLC, 2.07%, 03/20/30 (r)	2,242	2,252
Sierra Timeshare Receivables Funding LLC
1.59%, 08/20/20 (r)	838	835
2.20%, 05/20/21 (r)	1,224	1,217
2.05%, 06/20/31 (r)	1,755	1,763
2.30%, 10/20/31 (r)	2,352	2,338
SMART Trust
0.84%, 10/14/15	530	530
1.59%, 12/14/15 (r)	2,693	2,700
0.95%, 03/14/17	4,040	4,024
0.97%, 03/14/17	1,804	1,803
1.18%, 02/14/19	1,165	1,154
Structured Asset Securities Corp. REMIC, 2.44%, 09/25/33 (i)	407	405
Synchrony Credit Card Master Note Trust
1.61%, 11/15/17	5,310	5,291
1.69%, 03/15/18	3,550	3,521
Toyota Auto Receivables Owner Trust
0.75%, 02/16/16	274	274
1.44%, 04/15/20	650	650
Volkswagen Auto Loan Enhanced Trust
0.56%, 08/21/17	7,611	7,604
1.39%, 05/20/18	4,745	4,704
Volkswagen Credit Auto Master Trust, 1.40%, 07/20/17 (r)	4,095	4,091
Volvo Financial Equipment LLC, 0.82%, 04/16/18 (r)	1,850	1,847
Wachovia Bank Commercial Mortgage Trust REMIC, 4.94%, 04/15/42	252	253
Wells Fargo Commercial Mortgage Trust REMIC, 1.44%, 11/15/19	4,120	4,107
Wells Fargo Mortgage Backed Securities Trust REMIC
2.61%, 06/25/34 (i)	154	154
2.61%, 04/25/35 (i)	1,280	1,295
WF-RBS Commercial Mortgage Trust REMIC
1.19%, 12/15/18	1,691	1,685
1.28%, 02/15/19	2,620	2,613
1.41%, 08/15/47	2,920	2,916
1.39%, 11/15/47	326	325
1.48%, 09/15/57	1,865	1,863
1.66%, 10/14/57	819	820
Wheels SPV 2 LLC, 0.84%, 05/20/17 (r)	2,230	2,230
Wheels SPV LLC REMIC, 1.19%, 04/20/15 (r)	146	147
World Omni Automobile Lease Securitization Trust
1.06%, 11/15/17	307	307
1.37%, 01/15/20	895	896
World Omni Master Owner Trust, 0.51%, 02/16/16 (i) (r)	7,440	7,440

Total Non-U.S. Government Agency Asset- Backed Securities (cost $471,607)		467,535

CONSUMER DISCRETIONARY - 5.0%
AutoZone Inc.
5.75%, 01/15/15 (l)	780	782

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
5.50%, 11/15/15	955	994
1.30%, 01/13/17	2,490	2,481
Brinker International Inc., 2.60%, 05/15/18	1,455	1,452
British Sky Broadcasting Group Plc, 2.63%, 09/16/19 (r)	1,745	1,746
Carnival Corp., 1.20%, 02/05/16	2,075	2,074
Daimler Finance North America LLC
1.13%, 03/10/17 (r)	5,590	5,559
1.09%, 08/01/18 (e) (i) (r)	3,745	3,792
Delphi Corp., 6.13%, 05/15/21 (e)	5,175	5,641
DIRECTV Holdings LLC
3.50%, 03/01/16	2,635	2,704
2.40%, 03/15/17	7,345	7,484
1.75%, 01/15/18	3,120	3,100
Dollar General Corp., 4.13%, 07/15/17	4,540	4,682
GLP Capital LP, 4.38%, 11/01/18	3,600	3,681
Hyundai Capital America, 1.45%, 02/06/17 (r)	1,845	1,839
Interpublic Group of Cos. Inc., 2.25%, 11/15/17	5,055	5,065
INVISTA Finance LLC, 4.25%, 10/15/19 (r)	1,815	1,815
Mohawk Industries Inc., 6.13%, 01/15/16 (l)	2,745	2,875
NBCUniversal Enterprise Inc., 0.92%, 04/15/18 (i) (r)	2,635	2,657
Newell Rubbermaid Inc., 2.05%, 12/01/17	960	957
Nissan Motor Acceptance Corp., 1.95%, 09/12/17 (r)	4,015	4,041
Rogers Cable Inc., 6.75%, 03/15/15	877	887
Thomson Reuters Corp.
0.88%, 05/23/16	6,505	6,473
1.30%, 02/23/17	1,935	1,925
Time Warner Cable Inc., 8.25%, 04/01/19	2,870	3,513
Viacom Inc., 2.50%, 09/01/18	870	878
Volkswagen Group of America Finance LLC, 1.25%, 05/23/17 (r)	7,180	7,145
Whirlpool Corp.
1.35%, 03/01/17	1,045	1,042
1.65%, 11/01/17	1,565	1,560

		88,844

CONSUMER STAPLES - 2.2%
Avon Products Inc., 2.38%, 03/15/16 (l)	1,790	1,772
BAT International Finance Plc, 1.40%, 06/05/15 (r)	2,490	2,494
Bunge Ltd. Finance Corp.
5.10%, 07/15/15	1,650	1,686
3.20%, 06/15/17	6,640	6,828
CVS Caremark Corp., 1.20%, 12/05/16	1,765	1,770
Heineken NV, 1.40%, 10/01/17 (r)	2,565	2,550
Imperial Tobacco Finance Plc, 2.05%, 02/11/18 (r)	6,995	6,956
Kraft Foods Group Inc., 1.63%, 06/04/15	2,670	2,682
Kroger Co., 1.20%, 10/17/16	1,315	1,313
Reynolds American Inc., 1.05%, 10/30/15	1,035	1,036
SABMiller Holdings Inc., 1.85%, 01/15/15 (r)	2,950	2,952
Tyson Foods Inc., 2.65%, 08/15/19	2,165	2,185
WM Wrigley Jr. Co.
1.40%, 10/21/16 (r)	785	786
2.00%, 10/20/17 (r)	3,875	3,903

		38,913

ENERGY - 9.4%
Anadarko Petroleum Corp., 6.38%, 09/15/17	6,615	7,355
BG Energy Capital Plc, 2.88%, 10/15/16 (r)	7,300	7,485
Cameron International Corp.
1.15%, 12/15/16	620	614
1.40%, 06/15/17	2,265	2,232
Canadian Natural Resources Ltd., 5.70%, 05/15/17	4,010	4,347
CNOOC Finance 2013 Ltd., 1.13%, 05/09/16	1,831	1,825

	Shares/Par (t)	Value
CNOOC Nexen Finance 2014 ULC, 1.63%, 04/30/17	1,835	1,826
Continental Resources Inc., 7.13%, 04/01/21	3,870	4,160
DCP Midstream LLC, 5.38%, 10/15/15 (r)	3,310	3,413
DCP Midstream Operating LP
3.25%, 10/01/15	280	284
2.50%, 12/01/17	4,640	4,635
2.70%, 04/01/19	140	137
Delek & Avner Tamar Bond Ltd., 2.80%, 12/30/16 (r)	1,245	1,247
Ecopetrol SA, 4.25%, 09/18/18	4,115	4,280
Enbridge Inc.
0.89%, 10/01/16 (i)	5,230	5,227
0.68%, 06/02/17 (i)	1,580	1,573
Energy Transfer Partners LP
5.95%, 02/01/15	4,110	4,126
6.70%, 07/01/18	1,465	1,647
EnLink Midstream Partners LP, 2.70%, 04/01/19	630	620
Ensco Plc, 3.25%, 03/15/16	7,605	7,745
Enterprise Products Operating LLC
1.25%, 08/13/15	3,220	3,229
2.55%, 10/15/19	1,425	1,411
Florida Gas Transmission Co. LLC, 4.00%, 07/15/15 (r)	4,685	4,750
Kinder Morgan Energy Partners LP, 3.50%, 03/01/16	1,525	1,557
Kinder Morgan Inc., 2.00%, 12/01/17 (e)	805	800
Korea National Oil Corp., 4.00%, 10/27/16 (r)	1,725	1,800
Marathon Oil Corp., 0.90%, 11/01/15	4,570	4,557
Murphy Oil Corp., 2.50%, 12/01/17 (l)	6,955	6,914
Nabors Industries Inc., 2.35%, 09/15/16	1,040	1,029
Noble Holding International Ltd.
3.45%, 08/01/15	975	988
3.05%, 03/01/16	4,295	4,333
2.50%, 03/15/17	540	517
ONEOK Partners LP
3.25%, 02/01/16	7,010	7,152
3.20%, 09/15/18	270	274
Petrobras Global Finance BV
2.00%, 05/20/16	3,575	3,415
3.25%, 03/17/17	3,965	3,737
Petroleos Mexicanos
3.50%, 07/18/18	2,230	2,258
3.13%, 01/23/19	565	566
Phillips 66, 1.95%, 03/05/15	2,760	2,767
Pioneer Natural Resources Co., 5.88%, 07/15/16	7,238	7,689
Plains Exploration & Production Co.
6.13%, 06/15/19	645	698
6.50%, 11/15/20	4,381	4,742
Rowan Cos. Inc., 5.00%, 09/01/17	995	1,037
SESI LLC
6.38%, 05/01/19	4,255	4,127
7.13%, 12/15/21	3,995	3,835
Talisman Energy Inc., 5.13%, 05/15/15	3,005	3,050
Tennessee Gas Pipeline Co. LLC, 8.00%, 02/01/16	4,960	5,287
TransCanada PipeLines Ltd., 0.94%, 06/30/16 (i)	5,985	6,013
Transocean Inc.
4.95%, 11/15/15	1,569	1,573
5.05%, 12/15/16 (l)	1,285	1,292
2.50%, 10/15/17 (l)	4,490	3,970
Williams Partners LP, 3.80%, 02/15/15	6,561	6,582

		166,727

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
FINANCIALS - 18.3%
Aflac Inc., 2.65%, 02/15/17	645	664
AIA Group Ltd., 2.25%, 03/11/19 (r)	1,086	1,081
American Express Co., 0.82%, 05/22/18 (i)	7,075	7,075
ANZ National International Ltd., 1.85%, 10/15/15 (r)	5,455	5,507
Bank of America Corp.
1.50%, 10/09/15	435	437
1.25%, 01/11/16	5,045	5,055
1.70%, 08/25/17	2,715	2,716
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.55%, 09/09/16 (r)	5,935	5,962
Banque Federative du Credit Mutuel SA
1.70%, 01/20/17 (r)	4,140	4,149
2.50%, 10/29/18 (r)	4,075	4,116
Barclays Bank Plc
5.00%, 09/22/16	2,655	2,830
6.05%, 12/04/17 (r)	6,620	7,290
BB&T Corp., 1.10%, 06/15/18 (i)	2,115	2,136
BPCE SA, 2.50%, 12/10/18	4,080	4,136
Capital One Bank USA NA, 1.15%, 11/21/16	1,200	1,196
Capital One Financial Corp., 2.15%, 03/23/15	3,065	3,074
Citigroup Inc.
1.55%, 08/14/17	8,420	8,397
1.85%, 11/24/17	1,645	1,643
CNA Financial Corp., 6.50%, 08/15/16	2,155	2,331
Commonwealth Bank of Australia, 1.13%, 03/13/17	7,745	7,718
Credit Suisse, 1.38%, 05/26/17	5,805	5,790
Discover Bank, 2.00%, 02/21/18	360	359
DNB Bank ASA, 3.20%, 04/03/17 (r)	4,890	5,068
ERP Operating LP, 5.13%, 03/15/16	4,000	4,194
Fidelity National Financial Inc., 6.60%, 05/15/17	3,460	3,805
Fifth Third Bancorp, 3.63%, 01/25/16	2,730	2,798
Fifth Third Bank
1.15%, 11/18/16	2,855	2,850
1.35%, 06/01/17	2,960	2,958
Ford Motor Credit Co. LLC
3.00%, 06/12/17	4,470	4,587
1.68%, 09/08/17	7,310	7,252
General Electric Capital Corp., 0.95%, 04/02/18 (i)	8,150	8,226
General Motors Financial Co. Inc., 4.75%, 08/15/17	3,625	3,823
Goldman Sachs Group Inc.
1.60%, 11/23/15	1,078	1,084
6.25%, 09/01/17	8,888	9,890
6.15%, 04/01/18	1,780	1,998
Harley-Davidson Financial Services Inc., 1.15%, 09/15/15 (r)	3,955	3,966
HBOS Plc, 6.75%, 05/21/18 (r)	5,360	5,974
HSBC Bank Plc, 0.87%, 05/15/18 (i) (r)	4,875	4,894
Hyundai Capital America
1.63%, 10/02/15 (r)	1,870	1,878
1.88%, 08/09/16 (r)	2,970	2,991
Hyundai Capital Services Inc.
6.00%, 05/05/15 (r)	1,175	1,195
4.38%, 07/27/16 (r)	5,345	5,594
3.50%, 09/13/17 (r)	1,725	1,785
IntercontinentalExchange Group Inc., 2.50%, 10/15/18	1,375	1,400
JPMorgan Chase & Co.
0.85%, 02/26/16 (i)	3,195	3,201
2.00%, 08/15/17	8,560	8,642
KeyBank NA, 4.95%, 09/15/15	590	607
KeyCorp, 3.75%, 08/13/15	2,560	2,605

	Shares/Par (t)	Value
Kilroy Realty LP, 5.00%, 11/03/15	3,425	3,531
Legg Mason Inc., 2.70%, 07/15/19	635	638
Lloyds Bank Plc, 2.30%, 11/27/18	2,350	2,372
Manufacturers & Traders Trust Co., 1.25%, 01/30/17	5,705	5,692
Marsh & McLennan Cos. Inc., 2.55%, 10/15/18	1,655	1,683
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	1,805	2,011
6.88%, 04/25/18	2,500	2,871
Metropolitan Life Global Funding I
1.30%, 04/10/17 (r)	5,155	5,148
1.50%, 01/10/18 (r)	3,440	3,419
Mizuho Bank Ltd., 1.70%, 09/25/17 (r)	3,255	3,240
Morgan Stanley
1.51%, 04/25/18 (i)	5,755	5,847
1.08%, 01/24/19 (i)	10,550	10,571
National Bank of Canada, 1.45%, 11/07/17	8,005	7,938
New York Life Global Funding, 2.45%, 07/14/16 (r)	5,160	5,283
Nordea Bank AB, 0.88%, 05/13/16 (r)	10,140	10,133
PNC Bank NA, 1.15%, 11/01/16	2,845	2,850
Principal Financial Group Inc., 1.85%, 11/15/17	980	981
Regions Bank, 7.50%, 05/15/18	4,870	5,654
Regions Financial Corp., 5.75%, 06/15/15	2,895	2,955
Royal Bank of Scotland Group Plc, 2.55%, 09/18/15	2,950	2,979
Standard Chartered Plc, 1.50%, 09/08/17 (r)	4,745	4,733
Sumitomo Mitsui Banking Corp., 0.90%, 01/18/16	3,235	3,233
Sumitomo Mitsui Trust Bank Ltd., 1.80%, 03/28/18 (r)	6,520	6,469
SunTrust Banks Inc., 2.35%, 11/01/18	1,870	1,881
Swedbank AB, 1.75%, 03/12/18 (r)	9,235	9,214
Toronto-Dominion Bank, 0.78%, 04/30/18 (i)	4,565	4,585
Union Bank NA, 2.13%, 06/16/17	3,630	3,671
Ventas Realty LP
3.13%, 11/30/15	4,955	5,056
2.00%, 02/15/18	1,585	1,587
Wachovia Bank NA, 4.88%, 02/01/15	2,210	2,218
Wachovia Capital Trust III, 5.57%, (callable at 100 beginning 02/23/15) (i) (m)	425	410
WEA Finance LLC, 1.75%, 09/15/17 (r)	2,610	2,596
Wells Fargo & Co., 1.40%, 09/08/17 (e)	3,350	3,347
Westpac Banking Corp., 1.05%, 11/25/16	2,580	2,580
XLIT Ltd., 2.30%, 12/15/18	2,015	2,016

		326,319

HEALTH CARE - 2.5%
AbbVie Inc., 1.20%, 11/06/15	5,940	5,957
Aetna Inc., 1.50%, 11/15/17	2,050	2,034
Agilent Technologies Inc., 6.50%, 11/01/17	735	816
Celgene Corp., 1.90%, 08/15/17	770	773
Express Scripts Holding Co.
2.10%, 02/12/15	945	946
1.25%, 06/02/17	2,790	2,762
Express Scripts Inc., 3.13%, 05/15/16	2,700	2,776
Humana Inc., 2.63%, 10/01/19	1,435	1,435
Life Technologies Corp.
4.40%, 03/01/15	1,185	1,191
3.50%, 01/15/16	6,030	6,104
McKesson Corp.
0.95%, 12/04/15	1,575	1,579
1.29%, 03/10/17	2,735	2,722
Perrigo Co. Plc, 1.30%, 11/08/16	2,915	2,903
Thermo Fisher Scientific Inc., 1.30%, 02/01/17	2,615	2,601
UnitedHealth Group Inc., 1.88%, 11/15/16	1,535	1,560
Ventas Realty LP
1.55%, 09/26/16	700	703
1.25%, 04/17/17	910	902

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Walgreens Boots Alliance Inc., 1.75%, 11/17/17	1,185	1,188
Watson Pharmaceuticals Inc., 1.88%, 10/01/17	3,685	3,671
WellPoint Inc., 1.25%, 09/10/15	1,680	1,687

		44,310

INDUSTRIALS - 3.5%
Anstock II Ltd., 2.13%, 07/24/17	2,675	2,638
BAA Funding Ltd., 2.50%, 06/25/17 (r)	5,690	5,694
Catholic Health Initiatives
1.60%, 11/01/17	535	533
2.60%, 08/01/18	2,165	2,193
Eaton Corp., 1.50%, 11/02/17	2,205	2,192
ERAC USA Finance LLC
5.60%, 05/01/15 (r)	1,190	1,209
1.40%, 04/15/16 (r)	2,670	2,677
2.75%, 03/15/17 (r)	1,475	1,514
6.38%, 10/15/17 (r)	620	696
2.80%, 11/01/18 (r)	400	409
Experian Finance Plc, 2.38%, 06/15/17 (r)	2,080	2,096
GATX Corp.
3.50%, 07/15/16	3,365	3,473
1.25%, 03/04/17	2,575	2,551
2.38%, 07/30/18	1,005	1,011
Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (r)	9,175	9,099
International Lease Finance Corp., 2.19%, 06/15/16 (i)	3,475	3,471
JB Hunt Transport Services Inc., 2.40%, 03/15/19	755	755
Kansas City Southern de Mexico SA de CV, 2.35%, 05/15/20	3,920	3,762
Penske Truck Leasing Co. LP
3.13%, 05/11/15 (r)	990	998
2.50%, 03/15/16 (r)	4,265	4,325
2.88%, 07/17/18 (r)	1,405	1,429
2.50%, 06/15/19 (r)	2,080	2,067
Roper Industries Inc.
1.85%, 11/15/17	885	886
2.05%, 10/01/18	2,290	2,271
Southwest Airlines Co.
5.75%, 12/15/16	1,625	1,756
2.75%, 11/06/19	2,205	2,215
Waste Management Inc., 2.60%, 09/01/16	1,300	1,330

		63,250

INFORMATION TECHNOLOGY - 1.5%
Amphenol Corp., 1.55%, 09/15/17	1,335	1,331
Arrow Electronics Inc., 3.38%, 11/01/15	2,295	2,337
Avnet Inc., 6.63%, 09/15/16	875	946
Baidu Inc., 2.75%, 06/09/19	1,670	1,663
Fidelity National Information Services Inc., 1.45%, 06/05/17	1,280	1,273
Fiserv Inc., 3.13%, 06/15/16	6,315	6,485
Hewlett-Packard Co., 2.35%, 03/15/15	1,985	1,991
Juniper Networks Inc., 3.10%, 03/15/16	575	587
Keysight Technologies Inc., 3.30%, 10/30/19 (r)	7,555	7,506
Tencent Holdings Ltd., 2.00%, 05/02/17 (r)	2,375	2,368
Xerox Corp., 2.95%, 03/15/17	575	591

		27,078

MATERIALS - 1.2%
Anglo American Capital Plc, 1.18%, 04/15/16 (i) (r)	1,805	1,807
Eastman Chemical Co., 2.40%, 06/01/17	1,930	1,960
Goldcorp Inc., 2.13%, 03/15/18	3,900	3,854
International Paper Co., 5.30%, 04/01/15	1,194	1,207

	Shares/Par (t)	Value
Martin Marietta Materials Inc., 1.36%, 06/30/17 (i)	2,390	2,416
Rio Tinto Finance USA Plc, 1.38%, 06/17/16	4,245	4,265
Rock-Tenn Co., 3.50%, 03/01/20	3,250	3,298
Vale Overseas Ltd., 6.25%, 01/23/17	1,655	1,765

		20,572

TELECOMMUNICATION SERVICES - 1.8%
America Movil SAB de CV
3.63%, 03/30/15	1,580	1,589
2.38%, 09/08/16	2,565	2,601
American Tower Corp., 4.63%, 04/01/15	9,900	9,989
British Telecommunications Plc, 1.63%, 06/28/16	1,695	1,707
CC Holdings GS V LLC, 2.38%, 12/15/17	8,750	8,828
Verizon Communications Inc.
1.35%, 06/09/17	3,285	3,271
2.63%, 02/21/20 (r)	4,573	4,521

		32,506

UTILITIES - 2.2%
Appalachian Power Co., 3.40%, 05/24/15	455	460
Commonwealth Edison Co., 1.95%, 09/01/16	1,095	1,113
Dominion Resources Inc.
1.95%, 08/15/16	1,465	1,481
1.25%, 03/15/17	3,370	3,358
1.40%, 09/15/17	4,295	4,258
Duke Energy Corp., 1.63%, 08/15/17	1,440	1,441
Electricite de France, 1.15%, 01/20/17 (r)	3,945	3,943
Georgia Power Co., 0.56%, 03/15/16 (i)	1,980	1,978
Korea Hydro & Nuclear Power Co. Ltd., 3.13%, 09/16/15 (r)	2,835	2,877
Mississippi Power Co., 2.35%, 10/15/16	1,020	1,042
Monongahela Power Co., 5.70%, 03/15/17 (r)	420	455
NextEra Energy Capital Holdings Inc., 1.20%, 06/01/15	1,320	1,322
Origin Energy Finance Ltd., 3.50%, 10/09/18 (r)	2,080	2,122
PPL Capital Funding Inc., 1.90%, 06/01/18	1,220	1,218
PPL WEM Holdings Plc, 3.90%, 05/01/16 (r)	4,735	4,876
PSEG Power LLC, 2.75%, 09/15/16	1,215	1,246
Southern Co., 1.95%, 09/01/16	1,370	1,390
Zhejiang Energy Group Hong Kong Ltd., 2.30%, 09/30/17	4,585	4,534

		39,114

Total Corporate Bonds and Notes (cost $848,147)		847,633

GOVERNMENT AND AGENCY OBLIGATIONS - 24.4%

GOVERNMENT SECURITIES - 12.1%

Federal Home Loan Mortgage Corp. - 1.4% (w)
Federal Home Loan Mortgage Corp., 0.88%, 10/14/16	25,000	25,100

Federal National Mortgage Association - 1.3% (w)
Federal National Mortgage Association
0.63%, 08/26/16	9,780	9,780
0.88%, 08/28/17 (e)	13,755	13,692

		23,472

Municipals - 0.4%
Florida Hurricane Catastrophe Fund Finance Corp., 1.30%, 07/01/16	5,300	5,329
University of California, 0.66%, 07/01/41 (i)	1,470	1,472

		6,801

Sovereign - 1.8%
Hazine Mustesarligi Varlik Kiralama A/S, 4.56%, 10/10/18 (r)	1,825	1,910
Iceland Government International Bond, 4.88%, 06/16/16 (r)	7,510	7,858
Mexico Bonos, 7.75%, 12/14/17, MXN	286,075	21,176

		30,944

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Treasury Inflation Index Securities - 3.4%
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/15 (n)	10,726	10,582
1.88%, 07/15/15 (n)	15,356	15,398
0.13%, 04/15/17 (n)	34,450	34,469

		60,449

U.S. Treasury Securities - 3.8%
U.S. Treasury Note
0.75%, 01/15/17 (e)	12,200	12,209
0.50%, 07/31/17	34,785	34,383
1.00%, 09/15/17 (e)	9,025	9,027
0.88%, 11/15/17	12,590	12,524

		68,143

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 12.3%

Federal Home Loan Mortgage Corp. - 2.4%
Federal Home Loan Mortgage Corp.
5.00%, 10/01/17 - 12/01/23	2,358	2,527
4.50%, 11/01/18 - 08/01/25	785	845
5.50%, 10/01/19 - 07/01/20	462	493
1.62%, 09/25/24 (i)	2,981	2,976
1.82%, 10/25/24 (i)	2,273	2,273
4.00%, 05/01/26	1,160	1,241
2.25%, 09/01/33 - 06/01/35 (i)	440	466
2.36%, 09/01/33 (i)	102	109
2.23%, 10/01/34 (i)	50	53
2.38%, 11/01/34 - 02/01/35 (i)	174	185
2.40%, 11/01/34 (i)	26	28
2.41%, 11/01/34 (i)	46	50
2.49%, 11/01/34 (i)	31	33
2.30%, 01/01/35 (i)	52	56
2.23%, 02/01/35 - 02/01/35 (i)	65	68
2.25%, 02/01/35 (i)	44	47
2.25%, 02/01/35 (i)	46	49
2.30%, 02/01/35 (i)	52	56
2.52%, 02/01/35 (i)	59	63
2.49%, 09/01/35 (i)	659	703
2.23%, 10/01/35 (i)	247	263
2.35%, 11/01/35 (i)	235	251
2.24%, 03/01/36 (i)	286	303
6.00%, 11/01/37	965	1,091
REMIC, 1.43%, 08/25/17	5,810	5,842
REMIC, 1.37%, 05/25/19	6,507	6,510
REMIC, 2.06%, 03/25/20	7,902	8,012
REMIC, 5.00%, 10/15/21	201	207
REMIC, 0.61%, 05/15/36 (i)	450	454
REMIC, 0.66%, 08/15/41 - 07/15/42 (i)	8,030	8,100

		43,354

Federal National Mortgage Association - 7.7%
Federal National Mortgage Association
5.50%, 01/01/17 - 12/01/39	23,325	26,062
4.50%, 06/01/19 - 07/01/26	18,984	20,397
5.00%, 07/01/19 - 07/01/41	9,256	10,132
2.12%, 11/25/24 (i)	2,380	2,382
2.27%, 11/25/24 (i)	1,241	1,245
4.00%, 02/01/25 - 10/01/41	26,148	27,951
3.50%, 10/01/25 - 11/01/44	26,293	27,710
2.22%, 03/01/33 - 01/01/35 (i)	59	64
1.79%, 06/01/33 (i)	35	37
2.34%, 06/01/33 (i)	415	443
2.34%, 07/01/33 (i)	27	29
2.63%, 09/01/33 (i)	2	2
2.20%, 12/01/33 (i)	2	2
2.34%, 12/01/33 (i)	390	416

	Shares/Par (t)	Value
2.42%, 04/01/34 - 06/01/35 (i)	513	551
2.12%, 10/01/34 (i)	19	20
2.00%, 11/01/34 (i)	4	4
2.30%, 11/01/34 (i)	103	110
2.49%, 11/01/34 - 04/01/35 (i)	810	865
2.20%, 12/01/34 (i)	50	53
2.20%, 01/01/35 (i)	72	77
2.25%, 01/01/35 (i)	58	62
2.25%, 01/01/35 (i)	20	21
2.25%, 02/01/35 (i)	36	38
2.32%, 02/01/35 (i)	135	143
1.98%, 03/01/35 (i)	44	47
1.95%, 04/01/35 (i)	295	314
2.44%, 04/01/35 (i)	112	120
1.94%, 05/01/35 (i)	614	654
2.02%, 05/01/35 (i)	226	238
2.21%, 05/01/35 (i)	59	63
2.19%, 06/01/35 (i)	414	444
2.29%, 07/01/35 (i)	392	417
2.41%, 07/01/35 (i)	326	351
1.76%, 08/01/35 (i)	641	681
2.14%, 08/01/35 (i)	432	464
2.01%, 11/01/35 (i)	643	675
2.31%, 11/01/35 - 02/01/36 (i)	585	623
2.17%, 02/01/36 (i)	944	1,004
2.27%, 03/01/36 (i)	202	214
2.36%, 03/01/36 (i)	534	572
6.00%, 04/01/36 - 04/01/40	1,541	1,749
4.50%, 01/15/45, TBA (g)	4,190	4,547
REMIC, 5.00%, 08/25/19 - 11/25/21	1,500	1,562
REMIC, 0.62%, 07/25/42 (i)	4,353	4,367

		137,922

Government National Mortgage Association - 2.2%
Government National Mortgage Association
7.00%, 12/15/17	98	101
5.50%, 07/15/20	106	112
5.00%, 12/20/34 - 02/20/40	8,713	9,717
6.00%, 07/15/36	2,197	2,541
4.50%, 09/20/40	1,856	2,038
3.50%, 03/20/43 - 04/20/43	6,435	6,771
3.00%, 10/20/44 - 11/20/44 (i)	6,548	6,804
REMIC, 0.61%, 07/16/42 (i)	10,055	10,128

		38,212

Total Government and Agency Obligations (cost $432,606)		434,397

SHORT TERM INVESTMENTS - 2.8%

Investment Companies - 1.7%
JNL Money Market Fund, 0.01% (a) (h)	9,997	9,997
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	20,961	20,961

		30,958

Securities Lending Collateral - 1.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	20,089	20,089

Total Short Term Investments (cost $51,047)		51,047

Total Investments - 101.0% (cost $1,803,407)		1,800,612
Other Assets and Liabilities, Net - (1.0%)		(18,472)

Total Net Assets - 100.0%		$1,782,140

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
JNL/T. Rowe Price Value Fund

COMMON STOCKS - 99.2%

CONSUMER DISCRETIONARY - 5.8%
Carnival Corp.	941	$42,656
Comcast Corp. - Special Class A (e)	562	32,375
J.C. Penney Co. Inc. (c) (e)	1,782	11,547
Johnson Controls Inc.	112	5,395
Kohl’s Corp.	190	11,573
Lowe’s Cos. Inc.	760	52,315
McDonald’s Corp.	145	13,605
Time Warner Inc.	95	8,106
Viacom Inc.	404	30,393

		207,965

CONSUMER STAPLES - 7.8%
Bunge Ltd.	399	36,309
Coca-Cola Enterprises Inc.	177	7,805
ConAgra Foods Inc.	738	26,764
Dr. Pepper Snapple Group Inc.	309	22,113
Energizer Holdings Inc.	96	12,303
Ingredion Inc.	498	42,284
JM Smucker Co.	48	4,827
Kellogg Co.	192	12,591
PepsiCo Inc.	106	10,014
Philip Morris International Inc.	466	37,988
Procter & Gamble Co.	40	3,644
Rite Aid Corp. (c)	2,724	20,485
Sysco Corp.	1,013	40,186

		277,313

ENERGY - 4.2%
Apache Corp.	653	40,942
California Resources Corp. (c)	378	2,081
Canadian Natural Resources Ltd. (e)	657	20,294
Cimarex Energy Co.	139	14,745
Concho Resources Inc. (c)	97	9,706
CONSOL Energy Inc.	212	7,161
Marathon Oil Corp.	620	17,546
Pioneer Natural Resources Co.	190	28,289
Whiting Petroleum Corp. (c)	292	9,646

		150,410

FINANCIALS - 23.0%
Allstate Corp.	187	13,130
Ameriprise Financial Inc.	112	14,812
Bank of America Corp.	4,412	78,923
Bank of New York Mellon Corp.	854	34,639
Barclays Plc	4,548	17,099
Citigroup Inc.	1,554	84,108
Digital Realty Trust Inc.	122	8,095
Discover Financial Services	372	24,343
Genworth Financial Inc. - Class A (c)	792	6,732
Intercontinental Exchange Inc.	113	24,736
Invesco Ltd.	375	14,808
JPMorgan Chase & Co.	1,344	84,114
Marsh & McLennan Cos. Inc.	598	34,247
MetLife Inc.	1,468	79,384
Morgan Stanley	1,850	71,760
PNC Financial Services Group Inc.	254	23,127
Royal Bank of Scotland Group Plc (c)	745	4,533
State Street Corp.	570	44,768
U.S. Bancorp	129	5,794
UniCredit SpA	483	3,094
Wells Fargo & Co.	1,031	56,514
Weyerhaeuser Co.	1,733	62,197
Willis Group Holdings Plc	99	4,436

	Shares/Par (t)	Value
XL Group Plc	691	23,758

		819,151

HEALTH CARE - 20.6%
AbbVie Inc.	648	42,418
Aetna Inc.	264	23,451
Agilent Technologies Inc.	976	39,945
Amgen Inc.	134	21,313
Anthem Inc.	294	36,972
CIGNA Corp.	468	48,193
Covidien Plc	303	30,950
DaVita HealthCare Partners Inc. (c)	163	12,368
Gilead Sciences Inc. (c)	40	3,789
HCA Holdings Inc. (c)	744	54,585
Hospira Inc. (c)	477	29,210
Johnson & Johnson	44	4,601
Medtronic Inc.	403	29,082
Merck & Co. Inc.	1,439	81,721
Mylan Inc. (c)	442	24,887
Novartis AG	306	28,362
Pfizer Inc.	3,116	97,055
Thermo Fisher Scientific Inc.	591	74,097
UnitedHealth Group Inc.	509	51,425

		734,424

INDUSTRIALS - 15.8%
3M Co.	146	24,057
American Airlines Group Inc.	2,650	142,103
Boeing Co.	579	75,297
Danaher Corp.	359	30,727
General Electric Co.	5,736	144,954
Honeywell International Inc.	601	60,082
Textron Inc.	393	16,541
United Technologies Corp.	602	69,253

		563,014

INFORMATION TECHNOLOGY - 9.0%
Applied Materials Inc.	210	5,223
CA Inc.	638	19,439
Cisco Systems Inc.	1,582	44,014
Keysight Technologies Inc. (c)	521	17,601
Micron Technology Inc. (c)	1,399	48,983
Microsoft Corp.	73	3,405
Motorola Solutions Inc.	141	9,425
QUALCOMM Inc.	197	14,658
Seagate Technology	229	15,229
Texas Instruments Inc.	786	42,002
Western Digital Corp.	198	21,885
Western Union Co. (e)	1,429	25,597
Xerox Corp.	3,905	54,125

		321,586

MATERIALS - 4.3%
Ashland Inc.	213	25,509
Celanese Corp. - Class A	686	41,120
International Paper Co.	452	24,197
LyondellBasell Industries NV	229	18,140
Steel Dynamics Inc.	532	10,504
Vulcan Materials Co.	223	14,638
West Fraser Timber Co. Ltd.	369	21,129

		155,237

TELECOMMUNICATION SERVICES - 0.4%
T-Mobile US Inc. (c)	520	14,006

UTILITIES - 8.3%
AES Corp.	3,367	46,366
American Electric Power Co. Inc.	637	38,685
Entergy Corp.	332	29,017

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Exelon Corp.	1,179	43,714
FirstEnergy Corp.	1,189	46,359
NRG Energy Inc.	1,891	50,953
PG&E Corp.	760	40,447

		295,541

Total Common Stocks (cost $2,938,612)		3,538,647

SHORT TERM INVESTMENTS - 2.6%

Investment Companies - 0.8%
JNL Money Market Fund, 0.01% (a) (h)	9,903	9,903
T. Rowe Price Reserves Investment Fund, 0.07% (a) (h)	16,931	16,931

		26,834

Securities Lending Collateral - 1.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	65,658	65,658

Total Short Term Investments (cost $92,492)		92,492

Total Investments - 101.8% (cost $3,031,104)		3,631,139
Other Assets and Liabilities, Net - (1.8%)		(64,460)

Total Net Assets - 100.0%		$3,566,679

JNL/WMC Balanced Fund

COMMON STOCKS - 64.2%

CONSUMER DISCRETIONARY - 5.3%
Autoliv Inc. (e)	223	$23,616
Comcast Corp. - Class A	1,218	70,661
Ford Motor Co.	2,307	35,754
Honda Motor Co. Ltd. - ADR (e)	427	12,592
Las Vegas Sands Corp.	370	21,516
Lowe’s Cos. Inc.	549	37,766
Walt Disney Co.	244	22,938

		224,843

CONSUMER STAPLES - 4.9%
Coca-Cola Co.	394	16,653
CVS Health Corp.	593	57,113
Mondelez International Inc.	660	23,985
Philip Morris International Inc.	253	20,587
Procter & Gamble Co.	311	28,313
Unilever NV - ADR	578	22,582
Wal-Mart Stores Inc.	442	37,918

		207,151

ENERGY - 6.0%
Anadarko Petroleum Corp.	363	29,932
Cameco Corp.	1,022	16,772
Chevron Corp.	576	64,647
Exxon Mobil Corp.	688	63,638
Halliburton Co.	320	12,594
Imperial Oil Ltd.	475	20,432
Marathon Oil Corp.	787	22,261
Schlumberger Ltd.	165	14,093
Total SA - ADR	191	9,793

		254,162

FINANCIALS - 13.5%
ACE Ltd.	460	52,789
AFLAC Inc.	264	16,132
Ameriprise Financial Inc.	86	11,372
Bank of Nova Scotia (e)	321	18,330
BlackRock Inc.	116	41,446
Citigroup Inc.	721	38,994
JPMorgan Chase & Co.	1,140	71,316

	Shares/Par (t)	Value
Marsh & McLennan Cos. Inc.	431	24,690
MetLife Inc.	533	28,823
PNC Financial Services Group Inc.	541	49,311
Principal Financial Group Inc.	581	30,168
Prudential Financial Inc.	572	51,782
SL Green Realty Corp.	102	12,103
Wells Fargo & Co.	2,350	128,835

		576,091

HEALTH CARE - 10.9%
AstraZeneca Plc - ADR (e)	342	24,060
Bristol-Myers Squibb Co.	696	41,088
Cardinal Health Inc.	535	43,193
Eli Lilly & Co.	624	43,018
Johnson & Johnson	632	66,061
Medtronic Inc.	683	49,313
Merck & Co. Inc.	1,772	100,639
Pfizer Inc.	1,620	50,477
UnitedHealth Group Inc.	330	33,320
Zoetis Inc. - Class A	318	13,704

		464,873

INDUSTRIALS - 8.5%
Caterpillar Inc.	240	21,923
CSX Corp.	593	21,466
Eaton Corp. Plc	359	24,383
Equifax Inc.	379	30,686
FedEx Corp.	131	22,681
Honeywell International Inc.	398	39,750
Nielsen NV	658	29,436
Northrop Grumman Systems Corp.	110	16,237
Raytheon Co.	317	34,265
Textron Inc.	449	18,895
United Continental Holdings Inc. (c)	341	22,794
United Parcel Service Inc. - Class B	398	44,204
United Technologies Corp.	295	33,894

		360,614

INFORMATION TECHNOLOGY - 10.0%
Accenture Plc - Class A	495	44,188
Altera Corp.	449	16,578
Analog Devices Inc.	429	23,795
Apple Inc.	425	46,904
Avnet Inc.	345	14,844
Cisco Systems Inc.	1,530	42,546
Google Inc. - Class A (c)	57	30,041
Intel Corp.	1,371	49,742
Microsoft Corp.	1,612	74,900
Oracle Corp.	538	24,173
QUALCOMM Inc.	259	19,267
Symantec Corp.	887	22,762
Texas Instruments Inc.	264	14,123

		423,863

MATERIALS - 1.4%
Dow Chemical Co.	532	24,278
Goldcorp Inc.	489	9,056
International Paper Co.	504	26,984

		60,318

TELECOMMUNICATION SERVICES - 1.6%
Verizon Communications Inc.	1,436	67,165

UTILITIES - 2.1%
Ameren Corp.	532	24,535
Dominion Resources Inc.	291	22,391
Exelon Corp.	589	21,845

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
NRG Energy Inc.	732	19,719

		88,490

Total Common Stocks (cost $2,124,529)		2,727,570

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.1%
Ally Master Owner Trust
1.44%, 02/15/15	$3,000	3,003
1.60%, 10/15/17	6,685	6,668
1.54%, 09/16/19	3,690	3,663
AmeriCredit Automobile Receivables Trust, 3.34%, 04/08/16	120	121
Apidos CDO, 1.73%, 04/17/26 (i) (r)	2,090	2,080
ARES CLO Ltd., 1.75%, 04/17/26 (i) (r)	2,030	2,018
Atlas Senior Loan Fund V Ltd., 1.80%, 07/16/26 (i) (r)	495	491
Avery Point CLO Ltd., 1.75%, 04/25/26 (i) (r)	1,920	1,909
Banc of America Merrill Lynch Commercial Mortgage Inc. REMIC, 5.15%, 11/10/15 (e) (i)	1,093	1,115
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.70%, 04/11/16 (i)	562	590
5.54%, 07/11/16	570	599
5.54%, 09/12/16	584	616
5.58%, 04/12/38 (i)	187	194
5.20%, 12/11/38	780	826
5.43%, 03/11/39 (i)	900	930
Cent CLO 20 Ltd., 1.71%, 01/25/26 (i) (r)	2,200	2,191
Cent CLO 21 Ltd., 1.72%, 07/27/26 (i) (r)	625	620
Cent CLO 22 Ltd., 1.71%, 11/07/26 (i) (r)	1,715	1,700
CIFC Funding Ltd., 1.73%, 04/18/25 (i) (r)	1,970	1,956
Citibank Credit Card Issuance Trust, 5.65%, 09/20/17	750	832
Commercial Mortgage Pass-Through Certificates REMIC, 3.15%, 08/15/45	885	907
Continental Airlines Inc. Pass-Through Trust, 5.98%, 10/19/23	231	252
DBUBS Mortgage Trust REMIC, 3.74%, 06/01/17 (e) (r)	2,387	2,445
Dryden Senior Loan Fund, 1.58%, 04/18/26 (i) (r)	1,945	1,923
First Investors Auto Owner Trust, 1.67%, 03/16/18 (r)	2,295	2,289
Ford Credit Floorplan Master Owner Trust
1.92%, 01/15/17	1,545	1,562
2.31%, 02/15/19	200	201
2.09%, 03/15/20 (r)	600	594
GS Mortgage Securities Corp. II REMIC, 4.75%, 07/10/39	476	477
Hilton USA Trust REMIC, 2.66%, 11/05/18 (r)	1,960	1,963
Hyundai Auto Receivables Trust, 1.71%, 08/15/17	182	182
ING Investment Management Co., 1.73%, 04/18/26 (i) (r)	1,940	1,931
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.70%, 04/12/17 (i)	2,515	2,699
5.48%, 12/12/44 (i)	195	199
LB-UBS Commercial Mortgage Trust REMIC, 6.15%, 04/15/41 (i)	940	1,037
Limerock CLO, 1.73%, 04/18/26 (i) (r)	2,200	2,185
Madison Park Funding XI Ltd., 1.68%, 01/19/25 (i) (r)	1,280	1,274
Madison Park Funding XII Ltd., 1.73%, 07/20/26 (i) (r)	1,560	1,556

	Shares/Par (t)	Value
Merrill Lynch Mortgage Trust REMIC
5.05%, 07/12/15 (i)	500	504
5.68%, 05/12/39 (i)	1,050	1,095
ML-CFC Commercial Mortgage Trust REMIC, 5.74%, 06/12/50 (i)	5,225	5,644
Morgan Stanley Capital I Trust REMIC, 5.65%, 06/11/42 (i)	200	218
OBP Depositor LLC Trust, 4.65%, 07/15/20 (r)	495	548
OZLM VI Ltd., 1.78%, 04/17/26 (i) (r)	1,625	1,617
Prestige Auto Receivables Trust, 1.91%, 04/15/20 (r)	820	817
Santander Drive Auto Receivables Trust
2.57%, 05/15/17	845	856
2.25%, 06/17/19	910	919
2.33%, 11/15/19	505	507
2.36%, 04/15/20	3,440	3,460
SBA Tower Trust
2.90%, 10/15/44 (r)	2,125	2,131
REMIC, 2.93%, 12/15/17 (r)	1,155	1,170
Seneca Park CLO Ltd., 1.70%, 07/17/26 (i) (r)	1,155	1,149
Shackleton CLO Ltd., 1.72%, 07/17/26 (i) (r)	1,155	1,146
Southwest Airlines Co. Pass-Through Trust, 6.15%, 02/01/24	187	215
Springleaf Funding Trust, 2.41%, 06/15/17 (f) (r)	1,870	1,868
Springleaf Mortgage Loan Trust REMIC, 2.31%, 06/25/58 (i) (r)	1,435	1,406
Symphony CLO XIV Ltd., 1.76%, 07/14/26 (i) (r)	1,930	1,923
Thacher Park CLO, 1.70%, 10/20/26 (i) (r)	920	914
Voya CLO Ltd., 1.68%, 07/17/26 (i) (r)	315	313
Wachovia Bank Commercial Mortgage Trust REMIC, 5.31%, 11/15/48	1,893	2,006
Westlake Automobile Receivables Trust, 0.97%, 10/16/17 (r)	2,470	2,470

Total Non-U.S. Government Agency Asset-Backed Securities (cost $88,663)		88,694

CORPORATE BONDS AND NOTES - 9.2%

CONSUMER DISCRETIONARY - 1.0%
21st Century Fox America Inc., 4.00%, 10/01/23 (e)	420	446
Amazon.com Inc.
2.50%, 11/29/22	1,265	1,197
4.80%, 12/05/34	850	889
4.95%, 12/05/44	965	998
AutoZone Inc.
4.00%, 11/15/20 (e)	1,000	1,061
3.70%, 04/15/22	495	509
3.13%, 07/15/23	1,000	984
British Sky Broadcasting Group Plc
2.63%, 09/16/19 (r)	660	660
3.75%, 09/16/24 (r)	2,080	2,093
Comcast Corp.
6.50%, 01/15/17	750	828
5.65%, 06/15/35	165	204
6.50%, 11/15/35	165	221
6.55%, 07/01/39	375	512
COX Communications Inc., 3.25%, 12/15/22 (r)	1,000	982
Cox Communications Inc., 4.80%, 02/01/35 (r)	1,550	1,615
Daimler Finance North America LLC
2.63%, 09/15/16 (r)	1,400	1,435
2.38%, 08/01/18 (r)	1,400	1,420
2.25%, 07/31/19 (r)	1,580	1,575
8.50%, 01/18/31	300	459
DIRECTV Holdings LLC
1.75%, 01/15/18	1,000	993

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
4.45%, 04/01/24	3,220	3,369
3.95%, 01/15/25	160	161
Discovery Communications LLC
3.30%, 05/15/22	1,000	989
3.25%, 04/01/23	265	257
Grupo Televisa SAB
6.63%, 01/15/40	375	454
5.00%, 05/13/45	385	389
Harley-Davidson Financial Services Inc., 2.70%, 03/15/17 (r)	735	753
Home Depot Inc., 4.40%, 03/15/45	285	311
Johnson Controls Inc., 3.75%, 12/01/21	1,000	1,033
Lowe’s Cos. Inc., 6.65%, 09/15/37	420	584
NBCUniversal Enterprise Inc., 1.66%, 04/15/18 (r)	830	824
NBCUniversal Media LLC, 2.88%, 04/01/16	1,700	1,744
News America Inc.
4.50%, 02/15/21	850	930
3.00%, 09/15/22	750	745
Nissan Motor Acceptance Corp.
1.80%, 03/15/18 (r)	3,400	3,380
2.65%, 09/26/18 (r)	1,445	1,471
Time Warner Cable Inc.
5.85%, 05/01/17	270	295
6.55%, 05/01/37	435	560
7.30%, 07/01/38	285	393
6.75%, 06/15/39	285	373
5.88%, 11/15/40	690	823
Time Warner Inc.
4.88%, 03/15/20	500	550
4.75%, 03/29/21	450	491
6.25%, 03/29/41	500	621
Viacom Inc., 3.25%, 03/15/23	1,445	1,396
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19 (r)	775	780

		42,757

CONSUMER STAPLES - 0.8%
Altria Group Inc.
4.75%, 05/05/21	548	606
4.50%, 05/02/43	1,665	1,677
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19 (l)	680	818
5.38%, 01/15/20 (e) (l)	170	193
2.50%, 07/15/22	731	710
BAT International Finance Plc, 3.25%, 06/07/22 (r)	1,945	1,956
Coca-Cola Femsa SAB de CV
2.38%, 11/26/18	1,266	1,289
3.88%, 11/26/23	1,400	1,470
ConAgra Foods Inc., 1.90%, 01/25/18	330	328
CVS Caremark Corp.
5.75%, 06/01/17	74	82
4.00%, 12/05/23	2,680	2,836
Dr. Pepper Snapple Group Inc., 2.90%, 01/15/16	247	252
Grupo Bimbo SAB de CV, 3.88%, 06/27/24 (r)	835	838
Heineken NV
2.75%, 04/01/23 (r)	1,785	1,721
4.00%, 10/01/42 (r)	40	39
Japan Tobacco Inc., 2.10%, 07/23/18 (e) (r)	875	883
Kraft Foods Group Inc.
2.25%, 06/05/17	375	381
3.50%, 06/06/22	980	1,004
Kroger Co.
3.30%, 01/15/21	745	756
3.85%, 08/01/23	430	446
4.00%, 02/01/24	3,275	3,438

	Shares/Par (t)	Value
Molson Coors Brewing Co.
2.00%, 05/01/17	40	40
3.50%, 05/01/22 (e)	1,365	1,379
5.00%, 05/01/42 (e)	550	597
Mondelez International Inc.
4.00%, 02/01/24	545	570
6.50%, 02/09/40	1,000	1,333
PepsiCo Inc., 3.13%, 11/01/20	460	476
SABMiller Holdings Inc.
6.50%, 07/15/18 (r)	600	685
3.75%, 01/15/22 (r)	750	783
4.95%, 01/15/42 (r)	200	225
Sysco Corp.
3.00%, 10/02/21	560	569
3.50%, 10/02/24	320	330
Tyson Foods Inc., 2.65%, 08/15/19	410	414
Wal-Mart Stores Inc, 3.63%, 07/08/20	2,300	2,456

		31,580

ENERGY - 0.7%
BG Energy Capital Plc, 4.00%, 10/15/21 (r)	3,450	3,548
BP Capital Markets Plc
4.75%, 03/10/19	675	738
3.25%, 05/06/22	1,000	983
2.50%, 11/06/22	600	559
3.99%, 09/26/23	195	201
ConocoPhillips Co.
2.88%, 11/15/21	200	202
4.30%, 11/15/44	1,600	1,674
Devon Energy Corp., 3.25%, 05/15/22	510	501
Enterprise Products Operating LLC, 5.10%, 02/15/45	1,325	1,425
EOG Resources Inc., 5.63%, 06/01/19	190	214
Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/22 (r)	410	299
Halliburton Co., 3.50%, 08/01/23	2,750	2,775
Occidental Petroleum Corp., 4.10%, 02/01/21	941	999
Phillips 66, 4.88%, 11/15/44	2,140	2,190
Plains All American Pipeline LP, 4.90%, 02/15/45	2,680	2,724
Statoil ASA
5.25%, 04/15/19	215	242
2.25%, 11/08/19	480	480
2.90%, 11/08/20	1,945	1,990
2.75%, 11/10/21	705	707
2.45%, 01/17/23	187	178
2.65%, 01/15/24	175	170
3.70%, 03/01/24	50	52
3.25%, 11/10/24	255	256
Suncor Energy Inc., 3.60%, 12/01/24	850	841
Total Capital SA, 2.13%, 08/10/18	2,250	2,268
TransCanada Pipelines Ltd., 3.80%, 10/01/20	975	1,002
Western Gas Partners LP, 4.00%, 07/01/22	3,500	3,548

		30,766

FINANCIALS - 3.9%
Ace Capital Trust II, 9.70%, 04/01/30	525	782
ACE INA Holdings Inc., 3.35%, 05/15/24	925	935
American Express Centurion Bank, 6.00%, 09/13/17	850	947
American Express Credit Corp.
2.75%, 09/15/15	500	508
2.38%, 03/24/17	1,025	1,048
2.13%, 07/27/18 (e)	1,700	1,715
American Honda Finance Corp., 2.50%, 09/21/15 (r)	1,000	1,015
American International Group Inc., 4.13%, 02/15/24	1,100	1,171

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
American Tower Corp., 3.45%, 09/15/21 (e)	4,000	3,933
Ameriprise Financial Inc., 5.30%, 03/15/20	170	192
AvalonBay Communities Inc., 3.63%, 10/01/20	905	941
AXA SA, 8.60%, 12/15/30	425	577
Bank of America Corp.
6.50%, 08/01/16	2,000	2,155
5.42%, 03/15/17	700	751
2.00%, 01/11/18	1,200	1,199
7.63%, 06/01/19	800	967
5.63%, 07/01/20	140	159
4.13%, 01/22/24	1,800	1,890
4.20%, 08/26/24	4,600	4,686
5.88%, 02/07/42	300	375
5.00%, 01/21/44	500	560
Bank of Montreal, 2.50%, 01/11/17	2,650	2,714
Bank of New York Mellon Corp., 5.45%, 05/15/19	500	567
Bank of Nova Scotia, 3.40%, 01/22/15	625	626
Barclays Bank Plc
6.05%, 12/04/17 (r)	550	606
2.50%, 02/20/19	1,400	1,419
6.75%, 05/22/19	320	377
3.75%, 05/15/24	1,200	1,237
BNP Paribas SA
2.40%, 12/12/18	2,500	2,524
3.25%, 03/03/23 (e)	1,305	1,330
BPCE SA
2.50%, 12/10/18	520	527
2.50%, 07/15/19 (e)	2,400	2,409
4.00%, 04/15/24	1,255	1,312
5.15%, 07/21/24 (r)	1,375	1,417
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15 (e)	1,300	1,314
Capital One Bank USA NA, 2.15%, 11/21/18	1,930	1,920
Capital One Financial Corp.
2.15%, 03/23/15	895	898
4.75%, 07/15/21	1,500	1,653
3.75%, 04/24/24	2,000	2,043
CDP Financial, 4.40%, 11/25/19 (r)	600	661
Citigroup Inc.
4.59%, 12/15/15	27	28
5.85%, 08/02/16	750	803
4.45%, 01/10/17	1,000	1,057
6.13%, 05/15/18	245	277
2.50%, 09/26/18	1,000	1,012
8.50%, 05/22/19	1,400	1,744
2.50%, 07/29/19	1,155	1,156
5.38%, 08/09/20	143	163
4.50%, 01/14/22	605	661
8.13%, 07/15/39	115	176
5.88%, 01/30/42	165	208
5.30%, 05/06/44	1,055	1,156
CNA Financial Corp., 3.95%, 05/15/24	225	227
Comerica Inc., 3.00%, 09/16/15	95	96
Compass Bank, 2.75%, 09/29/19	700	701
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.20%, 03/11/15 (r)	750	754
Credit Agricole SA
3.50%, 04/13/15 (e) (r)	740	746
2.50%, 04/15/19 (e) (r)	2,435	2,463
Credit Suisse
2.30%, 05/28/19	795	794
3.00%, 10/29/21	1,070	1,065
3.63%, 09/09/24	2,960	3,011
Credit Suisse New York, 3.50%, 03/23/15	345	347
Deutsche Bank AG London, 3.45%, 03/30/15	500	504
Discover Financial Services, 6.45%, 06/12/17	90	99
Eaton Vance Corp., 6.50%, 10/02/17	30	34

	Shares/Par (t)	Value
ERP Operating LP, 4.75%, 07/15/20	765	840
Fifth Third Bank, 2.88%, 10/01/21	1,800	1,800
Five Corners Funding Trust, 4.42%, 11/15/23 (r)	1,505	1,591
Ford Motor Credit Co. LLC, 2.38%, 03/12/19	7,100	7,051
General Electric Capital Corp.
5.55%, 05/04/20	1,650	1,896
4.63%, 01/07/21	450	502
4.65%, 10/17/21	500	564
3.15%, 09/07/22	3,590	3,656
6.15%, 08/07/37	215	280
5.88%, 01/14/38	1,181	1,494
Goldman Sachs Group Inc.
5.35%, 01/15/16	400	417
5.63%, 01/15/17	670	719
2.38%, 01/22/18	755	763
6.00%, 06/15/20	205	237
5.25%, 07/27/21	1,000	1,129
5.75%, 01/24/22	2,445	2,828
3.63%, 01/22/23	550	557
6.25%, 02/01/41	940	1,188
4.80%, 07/08/44	1,080	1,157
HCP Inc., 6.00%, 01/30/17	365	398
HSBC Bank Plc, 4.13%, 08/12/20 (r)	900	974
HSBC Bank USA NA, 5.88%, 11/01/34	250	312
HSBC Holdings Plc
4.00%, 03/30/22	870	926
6.10%, 01/14/42	905	1,209
5.25%, 03/14/44	260	291
HSBC USA Inc., 1.63%, 01/16/18	1,435	1,429
Huntington National Bank, 2.20%, 04/01/19	915	909
ING Bank NV, 3.75%, 03/07/17 (r)	1,600	1,674
JPMorgan Chase & Co.
3.40%, 06/24/15	1,800	1,823
6.30%, 04/23/19	475	552
4.50%, 01/24/22	825	901
3.25%, 09/23/22	1,000	1,006
3.38%, 05/01/23	1,060	1,049
6.40%, 05/15/38	425	555
5.40%, 01/06/42	540	635
Kimco Realty Corp., 5.78%, 03/15/16	345	363
Korea Development Bank, 2.50%, 03/11/20	3,500	3,483
Korea Finance Corp., 2.88%, 08/22/18	990	1,012
Liberty Mutual Group Inc., 4.25%, 06/15/23 (r)	585	603
Liberty Mutual Insurance Co., 7.88%, 10/15/26 (r)	475	599
Liberty Property LP, 6.63%, 10/01/17	225	252
Lloyds Bank Plc., 4.38%, 01/12/15 (r)	625	626
Loews Corp., 2.63%, 05/15/23	780	737
MassMutual Global Funding II, 2.10%, 08/02/18 (r)	1,875	1,893
MetLife Inc.
1.90%, 12/15/17 (k)	415	416
4.13%, 08/13/42	265	265
4.88%, 11/13/43	1,345	1,519
Metropolitan Life Global Funding I
2.50%, 09/29/15 (r)	1,200	1,217
1.50%, 01/10/18 (r)	1,480	1,471
Morgan Stanley
5.45%, 01/09/17	1,000	1,074
2.13%, 04/25/18	1,900	1,901
2.50%, 01/24/19	1,000	1,001
3.70%, 10/23/24	5,200	5,271
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	1,000	1,114
3.05%, 02/15/22	445	449
Northern Trust Corp., 3.45%, 11/04/20 (e)	490	518
PNC Bank NA, 3.30%, 10/30/24	835	850

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
PNC Financial Services Group Inc., 3.90%, 04/29/24	830	844
Private Export Funding Corp., 2.25%, 12/15/17	1,985	2,038
Prudential Financial Inc.
5.50%, 03/15/16	425	448
6.00%, 12/01/17	450	504
2.30%, 08/15/18	1,885	1,907
QBE Insurance Group Ltd., 2.40%, 05/01/18 (r)	350	350
Realty Income Corp.
6.75%, 08/15/19	355	418
5.75%, 01/15/21	335	384
Scentre Group Trust, 2.38%, 11/05/19 (r)	2,425	2,407
Sovereign Bank, 8.75%, 05/30/18	450	536
Standard Chartered Plc, 3.85%, 04/27/15 (r)	265	268
Svenska Handelsbanken AB, 2.88%, 04/04/17	2,000	2,067
Synchrony Financial, 3.00%, 08/15/19	475	480
Teachers Insurance & Annuity Association of America, 4.90%, 09/15/44 (r)	685	763
Toyota Motor Credit Corp., 2.80%, 01/11/16	1,020	1,042
U.S. Bancorp, 3.70%, 01/30/24	900	946
UBS AG, 4.88%, 08/04/20	1,700	1,891
Wachovia Corp., 5.75%, 06/15/17	1,500	1,656
WEA Finance LLC
1.75%, 09/15/17 (r)	655	652
2.70%, 09/17/19 (r)	990	990
Wells Fargo & Co.
3.50%, 03/08/22	2,145	2,239
4.48%, 01/16/24	517	551
4.10%, 06/03/26	2,125	2,172

		166,841

HEALTH CARE - 1.0%
Actavis Funding SCS, 4.85%, 06/15/44	1,500	1,522
Aetna Inc., 1.75%, 05/15/17	55	55
Bayer US Finance LLC
2.38%, 10/08/19 (r)	1,050	1,054
3.00%, 10/08/21 (r)	1,675	1,689
3.38%, 10/08/24 (r)	540	550
Cardinal Health Inc.
2.40%, 11/15/19	1,345	1,341
3.50%, 11/15/24	1,205	1,202
4.50%, 11/15/44	1,405	1,447
Celgene Corp.
2.25%, 05/15/19	265	263
3.63%, 05/15/24	620	633
Dignity Health
2.64%, 11/01/19	255	257
3.81%, 11/01/24	515	531
Eli Lilly & Co., 4.65%, 06/15/44	1,205	1,351
Express Scripts Holding Co.
2.65%, 02/15/17	1,897	1,940
2.25%, 06/15/19	970	960
3.90%, 02/15/22	1,000	1,041
3.50%, 06/15/24	1,390	1,385
Forest Laboratories Inc., 4.88%, 02/15/21 (r)	385	413
Gilead Sciences Inc.
3.70%, 04/01/24	1,125	1,180
3.50%, 02/01/25	1,275	1,309
4.50%, 02/01/45	545	583
Kaiser Foundation Hospitals
3.50%, 04/01/22	235	242
4.88%, 04/01/42	455	524
McKesson Corp.
2.85%, 03/15/23	90	86
3.80%, 03/15/24	1,125	1,156
Medtronic Inc.
1.38%, 04/01/18	675	668
2.50%, 03/15/20 (r)	755	757

	Shares/Par (t)	Value
3.15%, 03/15/22 (r)	1,070	1,087
3.63%, 03/15/24	360	374
3.50%, 03/15/25 (r)	1,715	1,754
4.38%, 03/15/35 (r)	1,115	1,183
4.63%, 03/15/45 (r)	370	401
Merck & Co. Inc.
2.80%, 05/18/23	940	933
4.15%, 05/18/43	630	670
Pfizer Inc., 6.20%, 03/15/19	700	814
Roche Holdings Inc., 6.00%, 03/01/19 (l) (r)	433	500
Sanofi SA, 4.00%, 03/29/21	1,025	1,114
UnitedHealth Group Inc.
3.88%, 10/15/20	600	636
2.88%, 03/15/22	70	70
4.63%, 11/15/41	1,040	1,119
WellPoint Inc.
2.30%, 07/15/18	625	628
3.70%, 08/15/21	1,000	1,045
3.30%, 01/15/23	3,675	3,671
Zoetis Inc.
3.25%, 02/01/23	125	123
4.70%, 02/01/43	150	153

		40,414

INDUSTRIALS - 0.3%
Cargill Inc., 4.31%, 05/14/21 (r)	517	569
Catholic Health Initiatives, 2.60%, 08/01/18	815	826
Deere & Co., 4.38%, 10/16/19	185	202
ERAC USA Finance LLC
2.75%, 03/15/17 (r)	340	349
2.35%, 10/15/19 (r)	1,405	1,394
4.50%, 08/16/21 (r)	620	663
3.30%, 10/15/22 (r)	120	119
5.63%, 03/15/42 (r)	1,200	1,401
FedEx Corp.
2.63%, 08/01/22	190	186
2.70%, 04/15/23	520	506
4.90%, 01/15/34	1,005	1,122
5.10%, 01/15/44	1,685	1,946
Hutchison Whampoa International 11 Ltd., 3.50%, 01/13/17 (r)	920	953
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24 (r)	1,350	1,356
Parker Hannifin Corp., 4.45%, 11/21/44	610	658
Siemens Financieringsmaatschappij NV, 5.75%, 10/17/16 (r)	675	730
Southwest Airlines Co., 5.75%, 12/15/16	500	540
United Technologies Corp., 3.10%, 06/01/22	225	230

		13,750

INFORMATION TECHNOLOGY - 0.2%
Apple Inc.
2.85%, 05/06/21	1,800	1,841
3.45%, 05/06/24	1,635	1,712
4.45%, 05/06/44	210	232
EMC Corp.
1.88%, 06/01/18	1,540	1,535
2.65%, 06/01/20	750	746
3.38%, 06/01/23	750	753
Oracle Corp., 6.13%, 07/08/39	500	649

		7,468

MATERIALS - 0.1%
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23	1,945	2,047
CF Industries Inc., 5.38%, 03/15/44	1,495	1,613
Monsanto Co., 4.70%, 07/15/64	375	393

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Rio Tinto Finance USA Ltd., 3.75%, 09/20/21	1,895	1,948

		6,001

TELECOMMUNICATION SERVICES - 0.6%
America Movil SAB de CV
3.13%, 07/16/22	1,150	1,135
4.38%, 07/16/42	330	316
AT&T Inc.
6.80%, 05/15/36	150	199
6.55%, 02/15/39	155	191
5.35%, 09/01/40	95	103
5.55%, 08/15/41	340	379
BellSouth Corp., 6.55%, 06/15/34	300	380
Deutsche Telekom International Finance BV
2.25%, 03/06/17 (r)	495	503
8.75%, 06/15/30 (e) (l)	275	406
4.88%, 03/06/42 (r)	705	754
France Telecom SA, 4.13%, 09/14/21 (e)	2,550	2,732
SBC Communications, 6.45%, 06/15/34	480	587
Verizon Communications Inc.
4.50%, 09/15/20	6,235	6,770
3.45%, 03/15/21	975	996
3.50%, 11/01/21	735	751
6.40%, 09/15/33	4,730	5,826
4.75%, 11/01/41	265	272
4.86%, 08/21/46 (r)	692	711
Vodafone Group Plc, 5.45%, 06/10/19	600	675

		23,686

UTILITIES - 0.6%
Abu Dhabi National Energy Co., 5.88%, 10/27/16 (r)	195	210
Atmos Energy Corp., 6.35%, 06/15/17	385	430
Berkshire Hathaway Energy Co., 4.50%, 02/01/45 (r)	1,465	1,533
Colorado Public Service Co., 5.13%, 06/01/19 (e)	500	565
Consolidated Edison Co. of New York Inc.
5.30%, 12/01/16	250	270
4.63%, 12/01/54	910	997
Dominion Resources Inc., 3.63%, 12/01/24	3,200	3,241
Duke Energy Carolinas LLC, 4.30%, 06/15/20	875	951
Electricite de France
5.63% (callable at 100 beginning 01/22/24) (m) (r)	2,000	2,108
4.88%, 01/22/44 (e) (r)	2,800	3,108
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (m) (r)	770	789
Florida Power & Light Co., 5.25%, 02/01/41	1,465	1,819
Indianapolis Power & Light Co., 6.60%, 06/01/37 (r)	500	711
MidAmerican Energy Co., 6.13%, 04/01/36	350	440
NiSource Finance Corp., 4.80%, 02/15/44	465	495
Oncor Electric Delivery Co. LLC, 5.25%, 09/30/40	325	397
Pacific Gas & Electric Co.
3.85%, 11/15/23	770	801
5.13%, 11/15/43	480	550
PPL Electric Utilities Corp., 6.25%, 05/15/39	60	83
Public Service Electric & Gas Co., 2.70%, 05/01/15	230	232
San Diego Gas & Electric Co.
6.00%, 06/01/39	100	133
5.35%, 05/15/40	800	994
South Carolina Electric & Gas Co., 4.35%, 02/01/42	730	771
Southern California Edison Co., 5.55%, 01/15/37	500	622

	Shares/Par (t)	Value
Southern Co., 2.45%, 09/01/18	675	689
State Grid Overseas Investment Ltd., 2.75%, 05/07/19 (r)	2,175	2,184

		25,123

Total Corporate Bonds and Notes (cost $372,184)		388,386

GOVERNMENT AND AGENCY OBLIGATIONS - 26.2%

GOVERNMENT SECURITIES - 11.9%

Municipals - 0.6%
Bay Area Toll Authority, 6.26%, 04/01/49	975	1,374
City of Chicago O’Hare International Airport
6.85%, 01/01/38	700	797
6.40%, 01/01/40	440	600
City of Sacramento, California (insured by Assured Guaranty Municpal Corp.), 5.85%, 08/01/19	1,260	1,391
Dallas Area Rapid Transit, RB, 6.00%, 12/01/44	390	532
Grand Parkway Transportation Corp., 5.18%, 10/01/42	1,555	1,911
Illinois State Toll Highway Authority, 6.18%, 01/01/34	565	731
Los Angeles Unified School District, 5.75%, 07/01/34	800	1,009
Maryland Transportation Authority, 5.89%, 07/01/43	270	357
Massachusetts School Building Authority, 5.72%, 08/15/39	500	641
Metropolitan Transportation Authority
7.34%, 11/15/39	75	114
6.09%, 11/15/40	405	540
6.81%, 11/15/40	250	346
Municipal Electric Authority of Georgia, 6.64%, 04/01/57	1,775	2,353
New Jersey State Turnpike Authority, 7.41%, 01/01/40	705	1,059
New York State Thruway Authority, RB, 5.88%, 04/01/30	840	1,025
North Texas Tollway Authority, 6.72%, 01/01/49	850	1,231
Oregon School Boards Association (insured by AMBAC Financial Group Corp.) 4.76%, 06/30/28	420	469
Port Authority of New York & New Jersey, GO
6.04%, 12/01/29	105	133
4.46%, 10/01/62	2,500	2,654
State of California
7.55%, 04/01/39	200	309
7.63%, 03/01/40	400	614
State of Illinois, 5.10%, 06/01/33	780	774
University of California
4.60%, 05/15/31	940	1,038
6.58%, 05/15/49	370	505
University of California Build America Bond, 5.77%, 05/15/43	615	790
University of California, 6.55%, 05/15/48	900	1,231
University of Missouri, 5.96%, 11/01/39	360	468
Utility Debt Securitization Authority, 3.44%, 12/15/25	1,165	1,218

		26,214

Sovereign - 0.1%
Mexico Government International Bond
3.50%, 01/21/21 (e)	1,326	1,354
3.60%, 01/30/25	2,315	2,307
Province of Ontario, Canada, 4.00%, 10/07/19	550	601

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par (t)	Value
Tennessee Valley Authority, 4.38%, 06/15/15	1,900	1,934

		6,196

U.S. Treasury Securities - 11.2%
U.S. Treasury Bond
5.38%, 02/15/31	16,700	23,291
2.88%, 05/15/43	27,739	28,393
3.38%, 05/15/44	19,635	22,120
3.13%, 08/15/44 (e)	8,880	9,560
3.00%, 11/15/44	2,000	2,102
U.S. Treasury Note
0.50%, 07/31/16 - 08/31/16	94,500	94,431
1.00%, 09/30/16	3,300	3,324
0.88%, 11/30/16	14,815	14,878
0.63%, 05/31/17 - 08/31/17	75,320	74,610
1.00%, 09/15/17 (e)	14,500	14,503
0.75%, 10/31/17	18,300	18,146
1.38%, 07/31/18 - 09/30/18	10,030	10,030
1.25%, 11/30/18	18,500	18,361
1.75%, 09/30/19	37,405	37,616
2.63%, 11/15/20	9,400	9,808
2.13%, 06/30/21	73,070	73,932
2.75%, 11/15/23	1,050	1,105
2.50%, 05/15/24	3,625	3,732
2.38%, 08/15/24	11,095	11,294
2.25%, 11/15/24	2,930	2,950

		474,186

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 14.3%

Federal Home Loan Mortgage Corp. - 1.7%
Federal Home Loan Mortgage Corp.
6.00%, 04/01/17 - 12/01/39	956	1,085
6.50%, 11/01/17	5	6
4.50%, 05/01/18 - 03/01/19	149	156
4.00%, 09/01/26 - 07/01/41	634	678
2.50%, 01/15/30, TBA (g)	5,900	5,998
3.00%, 01/15/30 - 01/15/45, TBA (g)	29,165	29,854
7.00%, 11/01/30 - 10/01/32	74	83
3.50%, 01/15/45, TBA (g)	8,000	8,314
4.00%, 01/15/45, TBA (g)	21,850	23,284
5.50%, 01/15/45, TBA (g)	2,400	2,681

		72,139

Federal National Mortgage Association - 10.2%
Federal National Mortgage Association
6.00%, 01/01/18	12	12
4.50%, 09/01/23 - 01/01/45	221,693	240,931
3.50%, 03/01/26 - 03/01/26	247	261
4.00%, 09/01/26 - 09/01/26	4,667	5,003
3.00%, 05/01/27 - 08/01/27	1,130	1,177
7.50%, 09/01/29	12	14
2.00%, 01/15/30, TBA (g)	2,200	2,190
2.50%, 01/15/30 - 01/15/45, TBA (g)	14,750	14,973
3.00%, 01/15/30 - 01/15/45, TBA (g)	36,475	36,943
3.50%, 01/15/30 - 01/15/45, TBA (g)	48,975	51,161
7.00%, 10/01/33	56	65
5.50%, 03/01/38	761	850
6.50%, 10/01/38 - 10/01/39	419	477
5.00%, 07/01/40	476	527
4.00%, 01/15/45, TBA (g)	43,600	46,517
5.00%, 01/15/45, TBA (g)	20,600	22,757
5.50%, 01/15/45, TBA (g)	8,800	9,843

		433,701

Government National Mortgage Association - 2.4%
Government National Mortgage Association
6.00%, 02/15/24 - 04/15/40	9,212	10,529
6.50%, 04/15/26	19	22
5.50%, 11/15/32 - 02/15/36	143	161

	Shares/Par (t)	Value
7.00%, 01/15/33 - 05/15/33	25	30
5.00%, 06/20/33 - 06/15/39	6,927	7,661
4.50%, 06/15/40 - 05/15/42	3,394	3,717
4.00%, 01/15/41 - 12/20/44	3,365	3,612
3.00%, 01/15/45, TBA (g)	13,800	14,104
3.50%, 01/15/45, TBA (g)	38,875	40,790
4.00%, 01/15/45, TBA (g)	6,700	7,186
4.50%, 01/15/45, TBA (g)	9,825	10,733
5.50%, 01/15/45, TBA (g)	3,000	3,349
REMIC, 7.50%, 09/16/35	11	12

		101,906

Total Government and Agency Obligations (cost $1,096,324)		1,114,342

SHORT TERM INVESTMENTS - 7.7%

Federal Home Loan Mortgage Corp. - 1.2% (w)
Federal Home Loan Mortgage Corp., 0.12%, 03/12/15	50,000	49,997

Investment Companies - 4.7%
JNL Money Market Fund, 0.01% (a) (h)	198,600	198,600

Securities Lending Collateral - 1.8%
Securities Lending Cash Collateral Fund LLC, 0.22% (a) (h)	77,400	77,400

Total Short Term Investments (cost $325,988)		325,997

Total Investments - 109.4% (cost $4,007,688)		4,644,989
Total Forward Sales Commitments - (4.8%) (proceeds $202,746)		(203,098)
Other Assets and Liabilities, Net - (4.6%)		(194,982)

Total Net Assets - 100.0%		$4,246,909

FORWARD SALES COMMITMENTS - 4.8%

GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.8%

Federal National Mortgage Association - 4.7%
Federal National Mortgage Association, 4.50%, 01/15/45, TBA (g)	$183,550	$199,255

Government National Mortgage Association - 0.1%
Government National Mortgage Association, 6.00%, 01/15/45, TBA (g)	3,400	3,843

Total Forward Sales Commitments - 4.8% (proceeds $202,746)		$203,098

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

(a)	Investment in affiliate.
(b)	Consolidated Schedule of Investments.
(c)	Non-income producing security.
(d)	Issuer was in bankruptcy and/or was in default relating to principal and/or interest.
(e)	All or portion of the security was on loan.
(f)

Security fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s (“Trust”) Board of Trustees (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)

All or a portion of the security was purchased or sold on a delayed delivery basis. As of December 31, 2014, the total payable for investments purchased on a delayed delivery basis was as follows: JNL/BlackRock Global Allocation Fund $3,393; JNL/Capital Guardian Global Balanced Fund $11,937; JNL/Goldman Sachs Core Plus Bond Fund $109,728; JNL/Mellon Capital Bond Index Fund $47,974; JNL/Neuberger Berman Strategic Income Fund $161,708; JNL/PIMCO Real Return Fund $1,617,993; JNL/PIMCO Total Return Bond Fund $571,708; JNL/T. Rowe Price Short-Term Bond Fund $4,535; JNL/WMC Balanced Fund $329,310. As of December 31, 2014, the total proceeds for investments sold on a delayed delivery basis were as follows: JNL/Goldman Sachs Core Plus Bond Fund $1,001; JNL/Mellon Capital Bond Index Fund $10,824; JNL/WMC Balanced Fund $202,746.

(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(i)	The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2014.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Perpetual security.
(n)	Treasury inflation indexed note, par amount is adjusted for inflation.
(o)	All or a portion of the security is pledged or segregated as collateral.
(p)	Security is restricted to resale to institutional investors. See Restricted Securities in these Notes to the Schedules of Investments.
(q)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Board.
(r)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Board. As of December 31, 2014, the value and the percentage of net assets of these liquid securities was as follows: JNL/BlackRock Global Allocation Fund - $64,355, 1.9%; JNL/Franklin Templeton Global Multisector Bond Fund - $283,716, 13.7%; JNL/Franklin Templeton Income Fund - $498,312, 18.4%; JNL/Franklin Templeton Mutual Shares Fund - $18,992, 1.5%; JNL/Goldman Sachs Core Plus Bond Fund - $160,024, 16.4%; JNL/Goldman Sachs Emerging Markets Debt Fund - $116,784, 18.3%; JNL/Ivy Asset Strategy Fund - $418,952, 13.7%; JNL/JPMorgan U.S. Government & Quality Bond Fund - $23,215, 1.9%; JNL/Lazard Emerging Markets Fund - $14,335, 1.1%; JNL/Mellon Capital Bond Index Fund - $2,235, 0.2%; JNL/Neuberger Berman Strategic Income Fund - $50,388, 7.5%; JNL/PIMCO Real Return Fund - $164,717, 8.4%; JNL/PIMCO Total Return Bond Fund - $385,145, 8.4%; JNL/PPM America Floating Rate Income Fund - $36,942, 2.3%; JNL/PPM America High Yield Bond Fund - $981,638, 35.8%; JNL/Scout Unconstrained Bond Fund - $23,809, 3.4%; JNL/T. Rowe Price Short-Term Bond Fund - $400,405, 22.5%; JNL/WMC Balanced Fund - $127,834, 3.0%; JNL/WMC Money Market Fund - $127,301, 9.8%

(s)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(t)	Par amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts. Gold bullion is quoted in unrounded ounces.
(u)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(v)	Convertible security.
(w)	The securities in this category are a direct debt of the agency and not collateralized by mortgages.
(x)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.
(y)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(z)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
**

A Summary Schedule of Investments is presented for this portfolio. For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2014. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov.

Currencies:

AUD - Australian Dollar	EUR - European Currency Unit (Euro)	MXN - Mexican Peso	SEK - Swedish Krona
BRL - Brazilian Real	GBP - British Pound	MYR - Malaysian Ringgit	SGD - Singapore Dollar
CAD - Canadian Dollar	GHS - Ghanaian Cedi	NGN - Nigerian Naira	THB - Thai Baht
CHF - Swiss Franc	HKD - Hong Kong Dollar	NOK - Norwegian Krone	TRY - New Turkish Lira
CLP - Chilean Peso	HUF - Hungarian Forint	NZD - New Zealand Dollar	TWD - Taiwan Dollar
CNH - Chinese Offshore Yuan	IDR - Indonesian Rupiah	PEN - Peruvian Nuevo Sol	USD - United States Dollar
CNY - Chinese Yuan	ILS - Israeli New Sheqel	PHP - Philippine Peso	UYU - Uruguayan Peso
COP - Colombian Peso	INR - Indian Rupee	PLN - Polish Zloty	ZAR - South African Rand
CRC - Costa Rican Colon	JPY - Japanese Yen	RON - Romanian New Leu
CZK - Czech Republic Korunas	KRW - Korean Won	RSD - Serbian Dinar
DOP - Dominican Peso	LKR - Sri Lankan Rupee	RUB - Russian Ruble

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2014

Abbreviations:

“-” Amount rounds to less than one thousand	IBEX - Iberia Index
ABS - Asset Backed Security	iTraxx - Group of international credit derivative indices monitored by the
ADR - American Depositary Receipt	International Index Company
ASX - Australian Stock Exchange	JSE - Johannesburg Stock Exchange
CAC - Cotation Assistee en Continu	KCBT - Kansas City Board of Trade
CBT - Chicago Board of Trade	KOSPI - Korea Composite Stock Price Index
CDI - Chess Depository Interest	LIBOR - London Interbank Offered Rate
CDO - Collateralized Debt Obligation	LME - London Metal Exchange
CDX.EM - Credit Derivatives Index - Emerging Markets	MIBOR - Mumbai Interbank Offered Rate
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	MIB - Milano Indice Borsa
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	MICEX - Moscow Interbank Currency Exchange Index
CIB - CIBC World Markets	MSCI - Morgan Stanley Capital International
CLO - Collateralized Loan Obligation	NASDAQ - National Association of Securities Dealers Automated Quotations
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	NVDR - Non-Voting Depository Receipt
CNX - CRISIL NSE Index	NYSE - New York Stock Exchange
CVA - Commanditaire Vennootschap op Aandelen	OAT - Obligations Assimilables du Tresor
EAFE - Europe, Australia and Far East	RB - Revenue Bond
ETF - Exchange Traded Fund	RBOB - Reformulated Blendstock for Oxygenate Blending
Euribor- Europe Interbank Offered Rate	REIT - Real Estate Investment Trust
Euro-Bobl - debt instrument issued by the Federal Republic of	REMIC - Real Estate Mortgage Investment Conduit
Germany with a term of 4.5 to 5.5 years	S&P - Standard & Poor’s
Euro-Bund - debt instrument issued by the Federal Republic of	SDR - Swedish Depository Receipt
Germany with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
Euro-Buxl - debt instrument issued by the Federal Republic of	SPDR - Standard & Poor’s Depository Receipt
Germany with a term of 24 to 35 years	SPI - Schedule Performance Index
Euro-BTP - debt instrument issued by the Republic of Italy	TAIEX - Taiwan Capitalization Weighted Stock Index
with a term of 2 to 11 years	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-Schatz - debt instrument issued by the Federal Republic of	TES - Peso Denominated Treasury Bonds
Germany with a term of 1.75 to 2.25 years	UF - Unidad de Fomento
FDR - Fiduciary Depository Receipt	UFJ - United Financial of Japan
FTSE - Financial Times and the London Stock Exchange	ULSD - Ultra-low sulfur diesel
GDR - Global Depository Receipt	WTI - West Texas Intermediate

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.	HSB - HSBC Securities, Inc.
BBP - Barclays Bank Plc	JPM - J.P. Morgan Securities, Inc.
BCL - Barclays Capital Inc.	MLP - Merrill Lynch Professional Clearing Corp.
BMO - BMO Capital Markets Corp.	MSC - Morgan Stanley & Co., Incorporated
BNP - BNP Paribas Securities	MSS - Morgan Stanley Capital Services Inc.
BNY - BNY Capital Markets	RBC - Royal Bank of Canada
BOA - Bancamerica Securities/Bank of America NA	RBS - Royal Bank of Scotland
CCI - Citicorp Securities, Inc.	SCB - Standard Chartered Bank
CGM - Citigroup Global Markets	SGB - Societe Generale Bannon LLC
CIT - Citibank, Inc.	SSB - State Street Brokerage Services, Inc.
CSI - Credit Suisse Securities, LLC	TDS - TD Securities Inc.
DUB - Deutsche Bank Alex Brown Inc.	UBS - UBS Securities LLC
GSC - Goldman Sachs & Co.	WBC - Westpac Banking Corporation
GSI - Goldman Sachs International

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of JNL/BlackRock Commodity Securities Fund, JNL BlackRock Global Allocation Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/DFA U.S. Core Equity Fund, JNL/Eagle SmallCap Equity Fund, JNL/Franklin Templeton Global Growth Fund, JNL Franklin/Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Franklin Templeton Small Cap Value Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Small Cap Growth Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Emerging Market Index Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/S&P International 5 Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, and JNL/WMC Balanced Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable), financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, and the results of their operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 9, 2015

By:	/s/ Gerard A.M. Oprins
Gerard A.M. Oprins
Principal Financial Officer

Date:	March 9, 2015

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.